As filed with the Securities and Exchange Commission on March 9, 2015

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04419

TRANSAMERICA SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

4600 S. Syracuse St., Suite 1100,

Denver, Colorado 80237

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (720) 493-4256

Tané T. Tyler, Esq.,

4600 S. Syracuse St., Suite 1100,

Denver, Colorado 80237

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period: January 1-December 31, 2014

Item 1: Report(s) to Shareholders. The Annual Report is attached.

Transamerica Series Trust Annual Report

4600 South Syracuse Street, Suite 1100

Denver, Colorado 80237

Distributor: Transamerica Capital, Inc.

Customer Service: 1-800-851-9777

The following pages contain the most recent annual reports for the investment options in which you are invested. In compliance with Securities and Exchange Commission regulations, we present these reports on an annual and semi-annual basis with the hope that they will foster greater understanding of the investment options’ holdings, performance, financial data, accounting policies and other issues. This streamlined version provides information only on the investment options in which you are invested.

If you have any questions about these reports, please do not hesitate to contact your financial professional. As always, we thank you for your trust and the opportunity to serve you.

Dear Fellow Shareholder,

On behalf of Transamerica Series Trust, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to understand market conditions over the last year in order to provide a context for reading this report. “Divergence” seems like the appropriate word to describe markets and economies in 2014. Central Bank policies diverged throughout the world to accommodate varying degrees of economic health. While the U.S. Federal Reserve finally wound down six years of ongoing quantitative easing, the Bank of Japan accelerated its accommodative monetary policy, increasing its balance sheet to record levels. Europe muddled through the year with bouts of hope followed by disappointment, concluding the year with the expectation of its own quantitative easing in the year ahead. In the emerging world, some countries like India were quite strong, while commodity dependent economies like Russia and Brazil suffered.

The fixed income markets also saw large divergences. Wall Street consensus seemed to think that 2014 would be the year that interest rates in the U.S. would finally rise. Just the opposite occurred, as yields on the benchmark 10-year U.S. Treasury fell from 3.04% to 2.17% over the course of the year. Credit markets began the year on a positive note but succumbed to profit taking as geopolitical strains and commodity weakness caused a flight to quality. International fixed income markets diverged as well, largely due to currency fluctuations and the above mentioned differences in Central Bank policies.

Perhaps the biggest surprise of 2014 was the precipitous decline in energy prices as reflected in crude oil, which fell from more than $107 per barrel at mid-year to near $54 as of year-end. This was not only attributable to some global demand concerns, but also a calculated strategy by OPEC to reduce prices and challenge their North American competitors. This added to market volatility in the latter part of the year.

Given the notable differences in Central Bank policies and the different degrees of economic health in which major economies found themselves, it is little surprise that the returns from major asset classes varied. For the year ended December 31, 2014, the S&P 500® returned 13.69% while the MSCI Europe, Australasia, Far East Index, representing international developed market equities, lost 4.48%. During the same period, the Barclays U.S. Aggregate Bond Index returned 5.97%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including the long-term returns and volatility of various asset classes. With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Series Trust

Tom Wald, CFA

Chief Investment Officer

Transamerica Series Trust

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Series Trust. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Series Trust.

Transamerica Aegon Active Asset Allocation - Conservative VP

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2014, can be summarized as great expectations that were never met. This was especially true for the economic recovery and an anticipated sell-off in fixed income markets.

In the U.S., the economy got off to a poor start as severe weather led to a freeze in economic activity during the first quarter of the year. Underwhelming economic performance was not just a U.S. event, however. Lending in Europe remained low as banks shored up their balance sheets in order to pass the Eurozone’s asset quality review test. The restriction of private credit, especially to small and medium-sized enterprises, is completely contrary to what is required for an economic expansion. The resulting slowdown encompassed most of the region; even the German growth engine lost steam.

Against this backdrop, market volatility rose. Equity markets ended the year with a decent gain, but only after enduring two 5%-7% declines. Commodities experienced a major sell-off that trimmed the price of crude oil by one-third or more. In fixed income markets, lower-quality securities were jumbled by the commodities sell-off as investors worried about the future financial health of companies and countries heavily dependent on commodities production.

When all was said and done, high-quality, long-duration fixed income, most notably 30-year U.S. Treasuries, was among the best-performing asset classes. To some extent, the relative strength of long-term Treasuries was due to a divergence in global monetary policy. While the U.S. and U.K. began winding down quantitative easing (“QE”) and talking about raising interest rates, Japan and Europe moved the other direction - either increasing the QE pace or seeking alternative ways to implement QE policy. Even the largest emerging market country (China) added stimulus through numerous channels. The result was a large difference in rates on sovereign bonds. Yield-seeking investors in low-yielding countries bought debt instruments from countries offering (relatively) higher interest rates, creating a tailwind for long-term U.S. Treasuries.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Aegon Active Asset Allocation - Conservative VP, Initial Class returned 3.97%. By comparison, its primary, secondary, and additional benchmarks, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, and the Transamerica Aegon Active Asset Allocation - Conservative VP Blended Benchmark (“blended benchmark”), returned 5.97%, 12.56%, and 6.72%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 65%, Russell 3000® Index 25% and FTSE All-World Index ex-U.S. 10%.

STRATEGY REVIEW

The Portfolio delivered a modest, positive total return for the year while lagging its benchmark. We attribute the relatively weaker results primarily to the Portfolio’s duration positioning and underweighting equities at various points during the year.

Throughout the year, we were sensitive to the possibility that the U.S. Federal Reserve would end its QE program and, with it, the downward pressure on interest rates. We positioned the Portfolio so as to reduce the effect of rising rates - that is, with a below-benchmark duration (i.e., lower sensitivity to changing interest rates than the fixed income component of the benchmark). Contrary to expectations, interest rates fell (and prices, which move in opposition to rates, rose). The Portfolio benefited from this rally, generating a positive return for the fixed income portion of the Portfolio, but not as much as it might have if the duration had been longer.

Likewise, the Portfolio’s equity component contributed to return, but lagged the equity portion of the benchmark. In the aggregate, the exchange-traded funds we selected outperformed the benchmark. However, the Portfolio’s overall equity exposure, which varies from 20% to 50% of Portfolio assets depending on near-term levels of market volatility, was reduced when equity-market volatility increased - most notably in December, when the oil-price shock roiled markets. Despite the elevated volatility, the broad stock market ended the quarter (and year) with a gain, but the Portfolio captured less of this gain that it might otherwise have.

Dave Halfpap, CFA

Frank Rybinski, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	10 Years or Since Inception of Class	Inception Date
Initial Class	3.97%	4.71%	05/01/2011
Barclays U.S. Aggregate Bond Index (A) (B)	5.97%	3.82%
Russell 3000® Index (A) (C)	12.56%	13.92%
Transamerica Aegon Active Asset Allocation - Conservative VP Blended Benchmark (A) (D)	6.72%	6.24%
Service Class	3.61%	4.43%	05/01/2011

(A) The Transamerica Aegon Active Asset Allocation - Conservative VP Blended Benchmark is composed of the following benchmarks: Barclays U.S. Aggregate Bond Index 65%, Russell 3000® Index 25%, and FTSE All-World Index ex-U.S. 10%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

(B) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Tactical asset allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a tactical asset allocation portfolio will not guarantee a profit nor protect against a loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Conservative VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,005.90	$2.93	$1,022.30	$2.96	0.58%
Service Class	1,000.00	1,004.00	4.19	1,021.00	4.23	0.83

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Capital Markets	79.2%
Value - Large Cap	5.9
Growth - Large Cap	5.6
Securities Lending Collateral	4.1
Region Fund - Asian Pacific	2.9
Emerging Markets - Equity	2.7
Growth - Small Cap	1.6
Region Fund - European	1.3
Repurchase Agreement	1.1
Net Other Assets (Liabilities)	(4.4)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
INVESTMENT COMPANIES - 99.2%
Capital Markets - 79.2%
iShares Floating Rate Bond ETF	603,358	$ 30,493,713
Vanguard Extended Market ETF	44,524	3,908,762
Vanguard FTSE Developed Markets ETF (A)	272,685	10,329,308
Vanguard Intermediate-Term Corporate Bond ETF (A)	6,144	528,998
Vanguard S&P 500 ETF	85,029	16,023,715
Vanguard Short-Term Bond ETF	964,282	77,094,346
Vanguard Short-Term Government Bond ETF (A)	313,212	19,065,215
Vanguard Total Bond Market ETF	2,175,225	179,173,283
Vanguard Total Stock Market ETF	191,167	20,263,702

		356,881,042

Emerging Markets - Equity - 2.7%
Vanguard FTSE Emerging Markets ETF	306,652	12,272,213

Growth - Large Cap - 5.6%
Vanguard Growth ETF	242,515	25,316,141

Growth - Small Cap - 1.6%
Vanguard Small-Cap ETF (A)	62,570	7,299,416

Region Fund - Asian Pacific - 2.9%
Vanguard FTSE Pacific ETF	223,562	12,754,212

Region Fund - European - 1.3%
Vanguard FTSE Europe ETF	110,970	5,815,938

Value - Large Cap - 5.9%
Vanguard Value ETF (A)	316,049	26,702,980

Total Investment Companies (Cost $445,162,896)		447,041,942

	Shares	Value
SECURITIES LENDING COLLATERAL - 4.1%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (B)	18,336,245	$ 18,336,245

Total Securities Lending Collateral (Cost $18,336,245)		18,336,245

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
State Street Bank & Trust Co. 0.01% (B), dated 12/31/2014, to be repurchased at $5,171,594 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 03/01/2033, and with a value of $5,275,315.	$ 5,171,592	5,171,592

Total Repurchase Agreement (Cost $5,171,592)		5,171,592

Total Investments (Cost $468,670,733) (C)		470,549,779
Net Other Assets (Liabilities) - (4.4)%		(19,830,892)

Net Assets - 100.0%		$ 450,718,887

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Investment Companies	$447,041,942	$—	$—	$447,041,942
Securities Lending Collateral	18,336,245	—	—	18,336,245
Repurchase Agreement	—	5,171,592	—	5,171,592

Total Investments	$465,378,187	$5,171,592	$—	$470,549,779

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $17,945,609. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2014.
(C)	Aggregate cost for federal income tax purposes is $472,973,556. Net unrealized depreciation for tax purposes is $2,423,777.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Unaffiliated investments, at value (cost $463,499,141) (including securities loaned of $17,945,609)	$465,378,187
Repurchase agreement, at value (cost $5,171,592)	5,171,592
Receivables:
Shares sold	243,024
Investments sold	17,422,011
Interest	2
Net income from securities lending	11,669
Prepaid expenses	2,215

Total assets	488,228,700

Liabilities:
Payables and other liabilities:
Shares redeemed	457
Investments purchased	18,816,378
Investment advisory fees	211,252
Distribution and service fees	99,676
Administration fees	10,090
Transfer agent fees	1,042
Trustees fees	153
Audit and tax fees	14,401
Custody fees	66
Printing and shareholder reports fees	19,411
Other	642
Collateral for securities on loan	18,336,245

Total liabilities	37,509,813

Net assets	$450,718,887

Net assets consist of:
Capital stock ($0.01 par value)	$417,977
Additional paid-in capital	434,135,667
Undistributed (distributions in excess of) net investment income (loss)	4,778,499
Accumulated net realized gain (loss)	9,507,698
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	1,879,046

Net assets	$450,718,887

Net assets by class:
Initial Class	$5,746,623
Service Class	444,972,264

Shares outstanding:
Initial Class	529,873
Service Class	41,267,831

Net asset value and offering price per share:
Initial Class	$10.85
Service Class	10.78

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income from unaffiliated investments	$8,008,537
Interest income from repurchase agreements	329
Net income from securities lending	124,348

Total investment income	8,133,214

Expenses:
Investment advisory fees	2,118,718
Distribution and service fees:
Service Class	994,922
Administration fees	100,917
Transfer agent fees	6,107
Trustees fees	14,973
Audit and tax fees	18,502
Custody fees	26,130
Legal fees	23,524
Printing and shareholder reports fees	28,163
Other	20,133

Total expenses	3,352,089

Net investment income (loss)	4,781,125

Net realized gain (loss) on:
Unaffiliated investments	13,266,479
Distributions from unaffiliated investments	400,303

Net realized gain (loss)	13,666,782

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(4,135,183)

Net change in unrealized appreciation (depreciation)	(4,135,183)

Net realized and change in unrealized gain (loss)	9,531,599

Net increase (decrease) in net assets resulting from operations	$14,312,724

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$4,781,125	$4,289,629
Net realized gain (loss)	13,666,782	13,869,125
Net change in unrealized appreciation (depreciation)	(4,135,183)	3,546,255
Net increase (decrease) in net assets resulting from operations	14,312,724	21,705,009

Distributions to shareholders:
Net investment income:
Initial Class	(66,750)	(131,969)
Service Class	(4,224,497)	(3,567,002)
Total distributions from net investment income	(4,291,247)	(3,698,971)
Net realized gains:
Initial Class	(222,419)	(132,428)
Service Class	(16,668,949)	(4,029,875)
Total distributions from net realized gains	(16,891,368)	(4,162,303)
Total distributions to shareholders	(21,182,615)	(7,861,274)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,956,082	4,155,888
Service Class	84,648,520	142,546,713
	86,604,602	146,702,601
Dividends and distributions reinvested:
Initial Class	289,169	264,397
Service Class	20,893,446	7,596,877
	21,182,615	7,861,274
Cost of shares redeemed:
Initial Class	(7,030,438)	(2,105,381)
Service Class	(17,255,182)	(46,087,619)
	(24,285,620)	(48,193,000)
Net increase (decrease) in net assets resulting from capital share transactions	83,501,597	106,370,875
Net increase (decrease) in net assets	76,631,706	120,214,610

Net assets:
Beginning of year	374,087,181	253,872,571
End of year	$450,718,887	$374,087,181
Undistributed (distributions in excess of) net investment income (loss)	$4,778,499	$4,288,530

Capital share transactions - shares:
Shares issued:
Initial Class	178,807	387,490
Service Class	7,719,828	13,237,254
	7,898,635	13,624,744
Shares reinvested:
Initial Class	26,701	25,062
Service Class	1,939,967	722,823
	1,966,668	747,885
Shares redeemed:
Initial Class	(638,594)	(194,566)
Service Class	(1,568,130)	(4,270,962)
	(2,206,724)	(4,465,528)

Net increase (decrease) in shares outstanding:
Initial Class	(433,086)	217,986
Service Class	8,091,665	9,689,115
	7,658,579	9,907,101

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:	Initial Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value, beginning of period/year	$11.01	$10.51	$9.92	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.15	0.17	0.22	0.23
Net realized and unrealized gain (loss)	0.29	0.59	0.46	(0.31)
Total investment operations	0.44	0.76	0.68	(0.08)
Distributions:
Net investment income	(0.14)	(0.13)	(0.04)	—
Net realized gains	(0.46)	(0.13)	(0.05)	—
Total distributions	(0.60)	(0.26)	(0.09)	—
Net asset value, end of period/year	$10.85	$11.01	$10.51	$9.92
Total return (D)	3.97%	7.39%	6.89%	(0.80	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$5,747	$10,602	$7,833	$5,132
Expenses to average net assets (F)
After (waiver/reimbursement) recapture	0.58%	0.60%	0.60%	0.80	%(G)
Before (waiver/reimbursement) recapture	0.58%	0.60%	0.59%	0.86	%(G)
Net investment income (loss) to average net assets (C)	1.33%	1.54%	2.12%	3.45	%(G)
Portfolio turnover rate (H)	158%	114%	101%	131	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

For a share outstanding during the period and years indicated:	Service Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value, beginning of period/year	$10.96	$10.48	$9.90	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.13	0.14	0.20	0.28
Net realized and unrealized gain (loss)	0.27	0.59	0.47	(0.38)
Total investment operations	0.40	0.73	0.67	(0.10)
Distributions:
Net investment income	(0.12)	(0.12)	(0.04)	—
Net realized gains	(0.46)	(0.13)	(0.05)	—
Total distributions	(0.58)	(0.25)	(0.09)	—
Net asset value, end of period/year	$10.78	$10.96	$10.48	$9.90
Total return (D)	3.61%	7.07%	6.78%	(1.00	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$444,972	$363,485	$246,040	$109,991
Expenses to average net assets (F)
After (waiver/reimbursement) recapture	0.83%	0.85%	0.85%	1.05	%(G)
Before (waiver/reimbursement) recapture	0.83%	0.85%	0.84%	1.11	%(G)
Net investment income (loss) to average net assets (C)	1.18%	1.33%	1.97%	4.22	%(G)
Portfolio turnover rate (H)	158%	114%	101%	131	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon Active Asset Allocation - Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $50 million	0.55%
Over $50 million up to $250 million	0.53%
Over $250 million	0.51%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit (A)	Maximum Operating Expense Limit Effective Through
0.61%	May 1, 2015

(A)	Prior to May 1, 2014, the expense limit was 0.80%.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities	Sales of securities
$ 704,852,223	$ 637,556,936

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and long-term cap gains from underlying funds.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to reclassification of distributions received. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (distributions in excess of) net investment income (loss)	91
Accumulated net realized gain (loss)	(91)

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$18,931,545
Long-Term Capital Gain	2,251,070
2013 Distributions paid from:
Ordinary Income	$6,637,694
Long-Term Capital Gain	1,223,580

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$18,589,020
Undistributed Long-Term Capital Gain	—
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	(2,423,777)

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Aegon Active Asset Allocation - Conservative VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Aegon Active Asset Allocation - Conservative VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods or years indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Aegon Active Asset Allocation - Conservative VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods or years indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Conservative VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $2,251,070 for the year ended December 31, 2014.

The Portfolio expects to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Portfolio’s shareholders.

Foreign Source Income	Foreign Taxes
$ 1,143,526	$ 71,518

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2014, can be summarized as great expectations that were never met. This was especially true for the economic recovery and an anticipated sell-off in fixed income markets.

In the U.S., the economy got off to a poor start as severe weather led to a freeze in economic activity during the first quarter of the year. Underwhelming economic performance was not just a U.S. event, however. Lending in Europe remained low as banks shored up their balance sheets in order to pass the Eurozone’s asset quality review test. The restriction of private credit, especially to small and medium-sized enterprises, is completely contrary to what is required for an economic expansion. The resulting slowdown encompassed most of the region; even the German growth engine lost steam.

Against this backdrop, market volatility rose. Equity markets ended the year with a decent gain, but only after enduring two 5%-7% declines. Commodities experienced a major sell-off that trimmed the price of crude oil by one-third or more. In fixed income markets, lower-quality securities were jumbled by the commodities sell-off as investors worried about the future financial health of companies and countries heavily dependent on commodities production.

When all was said and done, high-quality, long-duration fixed income, most notably 30-year U.S. Treasuries, was among the best-performing asset classes. To some extent, the relative strength of long-term Treasuries was due to a divergence in global monetary policy. While the U.S. and U.K. began winding down quantitative easing (“QE”) and talking about raising interest rates, Japan and Europe moved the other direction - either increasing the QE pace or seeking alternative ways to implement QE policy. Even the largest emerging market country (China) added stimulus through numerous channels. The result was a large difference in rates on sovereign bonds. Yield-seeking investors in low-yielding countries bought debt instruments from countries offering (relatively) higher interest rates, creating a tailwind for long-term U.S. Treasuries.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Aegon Active Asset Allocation - Moderate Growth VP, Initial Class returned 3.42%. By comparison, its primary, secondary, and additional benchmarks, the Russell 3000® Index, the Barclays U.S. Aggregate Bond Index, and the Transamerica Aegon Active Asset Allocation - Moderate Growth VP Blended Benchmark (“blended benchmark”), returned 12.56%, 5.97%, and 7.24%, respectively.

The blended benchmark is comprised of the Russell 3000® Index 49%, Barclays U.S. Aggregate Bond Index 30%, and FTSE All-World Index ex-U.S. 21%.

STRATEGY REVIEW

The Portfolio delivered a modest, positive total return for the year while lagging its benchmark. We attribute the relatively weaker results primarily to the Portfolio’s duration positioning and underweighting equities at various points during the year.

Throughout the year, we were sensitive to the possibility that the U.S. Federal Reserve would end its QE program and, with it, the downward pressure on interest rates. We positioned the Portfolio so as to reduce the effect of rising rates - that is, with a below-benchmark duration (i.e., lower sensitivity to changing interest rates than the fixed income component of the benchmark). Contrary to expectations, interest rates fell (and prices, which move in opposition to rates, rose). The Portfolio benefited from this rally, generating a positive return for the fixed income portion of the Portfolio, but not as much as it might have if the duration had been longer.

Likewise, the Portfolio’s equity component contributed to return, but lagged the equity portion of the benchmark. In the aggregate, the exchange-traded funds we selected outperformed the benchmark. However, the Portfolio’s overall equity exposure, which varies from 30% to 95% of Portfolio assets depending on near-term levels of market volatility, was reduced when equity-market volatility increased - most notably in December, when the oil-price shock roiled markets. Despite the elevated volatility, the broad stock market ended the quarter (and year) with a gain, but the Portfolio captured less of this gain that it might otherwise have.

David Halfpap, CFA

Frank Rybinski, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	10 Years or Since Inception of Class	Inception Date
Initial Class	3.42%	6.28%	05/01/2011
Russell 3000® Index (A) (B)	12.56%	13.92%
Barclays U.S. Aggregate Bond Index (A) (C)	5.97%	3.82%
Transamerica Aegon Active Asset Allocation - Moderate Growth VP Blended Benchmark (A) (D)	7.24%	8.36%
Service Class	3.23%	6.03%	05/01/2011

(A) The Transamerica Aegon Active Asset Allocation - Moderate Growth VP Blended Benchmark is composed of the following benchmarks: Russell 3000® Index 49%, Barclays U.S. Aggregate Bond Index 30%, and FTSE All-World Index ex-U.S. 21%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception of the class. You cannot invest directly in an index.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Tactical asset allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a tactical asset allocation portfolio will not guarantee a profit nor protect against a loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$996.50	$2.87	$1,022.30	$2.91	0.57%
Service Class	1,000.00	995.20	4.12	1,021.10	4.18	0.82

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Capital Markets	67.4%
Value - Large Cap	9.3
Growth - Large Cap	9.0
Region Fund - Asian Pacific	4.5
Emerging Markets - Equity	4.4
Securities Lending Collateral	4.4
Growth - Small Cap	2.5
Region Fund - European	2.1
Repurchase Agreement	1.2
Net Other Assets (Liabilities)	(4.8)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
INVESTMENT COMPANIES - 99.2%
Capital Markets - 67.4%
iShares Floating Rate Bond ETF	726,179	$ 36,701,087
Vanguard Extended Market ETF	115,400	10,130,966
Vanguard FTSE Developed Markets ETF (A)	724,821	27,456,219
Vanguard Intermediate-Term Corporate Bond ETF (A)	15,083	1,298,646
Vanguard S&P 500 ETF	222,635	41,955,566
Vanguard Short-Term Bond ETF	1,141,667	91,276,277
Vanguard Short-Term Government Bond ETF	410,088	24,962,056
Vanguard Total Bond Market ETF	2,641,127	217,549,631
Vanguard Total Stock Market ETF (A)	495,849	52,559,994

		503,890,442

Emerging Markets - Equity - 4.4%
Vanguard FTSE Emerging Markets ETF	822,323	32,909,366

Growth - Large Cap - 9.0%
Vanguard Growth ETF	642,996	67,122,352

Growth - Small Cap - 2.5%
Vanguard Small-Cap ETF (A)	160,222	18,691,499

Region Fund - Asian Pacific - 4.5%
Vanguard FTSE Pacific ETF (A)	588,473	33,572,385

Region Fund - European - 2.1%
Vanguard FTSE Europe ETF	303,528	15,907,903

Value - Large Cap - 9.3%
Vanguard Value ETF	825,925	69,782,403

Total Investment Companies (Cost $741,542,011)		741,876,350

	Shares	Value
SECURITIES LENDING COLLATERAL - 4.4%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (B)	32,613,759	$ 32,613,759

Total Securities Lending Collateral (Cost $32,613,759)		32,613,759

	Principal	Value
REPURCHASE AGREEMENT - 1.2%
State Street Bank & Trust Co. 0.01% (B), dated 12/31/2014, to be repurchased at $9,138,041 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 03/01/2033, and with a value of $9,321,252.	$ 9,138,036	9,138,036

Total Repurchase Agreement (Cost $9,138,036)		9,138,036

Total Investments (Cost $783,293,806) (C)		783,628,145
Net Other Assets (Liabilities) - (4.8)%		(35,991,293)

Net Assets - 100.0%		$ 747,636,852

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Investment Companies	$741,876,350	$—	$—	$741,876,350
Securities Lending Collateral	32,613,759	—	—	32,613,759
Repurchase Agreement	—	9,138,036	—	9,138,036

Total Investments	$774,490,109	$9,138,036	$—	$783,628,145

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $31,911,756. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2014.
(C)	Aggregate cost for federal income tax purposes is $796,027,809. Net unrealized depreciation for tax purposes is $12,399,664.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Unaffiliated investments, at value (cost $774,155,770) (including securities loaned of $31,911,756)	$774,490,109
Repurchase agreement, at value (cost $9,138,036)	9,138,036
Receivables:
Shares sold	425,720
Investments sold	46,359,959
Interest	3
Net income from securities lending	17,000
Prepaid expenses	2,296

Total assets	830,433,123

Liabilities:
Payables and other liabilities:
Shares redeemed	100,474
Investments purchased	49,507,429
Investment advisory fees	348,231
Distribution and service fees	160,152
Administration fees	16,804
Transfer agent fees	1,698
Trustees fees	256
Audit and tax fees	15,061
Custody fees	1,370
Printing and shareholder reports fees	30,011
Other	1,026
Collateral for securities on loan	32,613,759

Total liabilities	82,796,271

Net assets	$747,636,852

Net assets consist of:
Capital stock ($0.01 par value)	$643,039
Additional paid-in capital	706,521,720
Undistributed (distributions in excess of) net investment income (loss)	7,818,171
Accumulated net realized gain (loss)	32,319,583
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	334,339

Net assets	$747,636,852

Net assets by class:
Initial Class	$34,539,687
Service Class	713,097,165

Shares outstanding:
Initial Class	2,951,438
Service Class	61,352,418

Net asset value and offering price per share:
Initial Class	$11.70
Service Class	11.62

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income from unaffiliated investments	$12,680,144
Interest income from repurchase agreements	1,021
Net income from securities lending	300,488

Total investment income	12,981,653

Expenses:
Investment advisory fees	3,323,221
Distribution and service fees:
Service Class	1,512,258
Administration fees	159,962
Transfer agent fees	9,850
Trustees fees	23,607
Audit and tax fees	17,633
Custody fees	21,367
Legal fees	32,018
Printing and shareholder reports fees	31,660
Other	28,995

Total expenses	5,160,571

Net investment income (loss)	7,821,082

Net realized gain (loss) on:
Unaffiliated investments	35,660,722
Distributions from unaffiliated investments	539,051

Net realized gain (loss)	36,199,773

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(24,301,548)

Net change in unrealized appreciation (depreciation)	(24,301,548)

Net realized and change in unrealized gain (loss)	11,898,225

Net increase (decrease) in net assets resulting from operations	$19,719,307

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$7,821,082	$5,005,027
Net realized gain (loss)	36,199,773	30,915,265
Net change in unrealized appreciation (depreciation)	(24,301,548)	18,148,894
Net increase (decrease) in net assets resulting from operations	19,719,307	54,069,186

Distributions to shareholders:
Net investment income:
Initial Class	(297,996)	(306,326)
Service Class	(4,709,094)	(3,049,118)
Total distributions from net investment income	(5,007,090)	(3,355,444)
Net realized gains:
Initial Class	(1,445,780)	—
Service Class	(26,795,852)	—
Total distributions from net realized gains	(28,241,632)	—
Total distributions to shareholders	(33,248,722)	(3,355,444)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,997,325	3,702,984
Service Class	221,037,894	271,366,180
	223,035,219	275,069,164
Dividends and distributions reinvested:
Initial Class	1,743,776	306,326
Service Class	31,504,946	3,049,118
	33,248,722	3,355,444
Cost of shares redeemed:
Initial Class	(3,762,664)	(4,015,287)
Service Class	(13,417,369)	(28,522,256)
	(17,180,033)	(32,537,543)
Net increase (decrease) in net assets resulting from capital share transactions	239,103,908	245,887,065
Net increase (decrease) in net assets	225,574,493	296,600,807

Net assets:
Beginning of year	522,062,359	225,461,552
End of year	$747,636,852	$522,062,359
Undistributed (distributions in excess of) net investment income (loss)	$7,818,171	$5,004,179

Capital share transactions - shares:
Shares issued:
Initial Class	168,527	332,857
Service Class	18,651,819	24,364,113
	18,820,346	24,696,970
Shares reinvested:
Initial Class	148,028	27,646
Service Class	2,690,431	276,439
	2,838,459	304,085
Shares redeemed:
Initial Class	(315,825)	(360,884)
Service Class	(1,141,725)	(2,555,539)
	(1,457,550)	(2,916,423)

Net increase (decrease) in shares outstanding:
Initial Class	730	(381)
Service Class	20,200,525	22,085,013
	20,201,255	22,084,632

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:	Initial Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value, beginning of period/year	$11.90	$10.27	$9.30	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.17	0.16	0.19	0.82
Net realized and unrealized gain (loss)	0.24	1.57	0.85	(1.52)
Total investment operations	0.41	1.73	1.04	(0.70)
Distributions:
Net investment income	(0.10)	(0.10)	(0.07)	—
Net realized gains	(0.51)	—	—	—
Total distributions	(0.61)	(0.10)	(0.07)	—
Net asset value, end of period/year	$11.70	$11.90	$10.27	$9.30
Total return (D)	3.42%	16.96%	11.18%	(7.00	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$34,540	$35,102	$30,317	$29,459
Expenses to average net assets (F)
After (waiver/reimbursement) recapture	0.57%	0.59%	0.62%	0.80	%(G)
Before (waiver/reimbursement) recapture	0.57%	0.59%	0.60%	1.07	%(G)
Net investment income (loss) to average net assets (C)	1.39%	1.45%	1.95%	13.27	%(G)
Portfolio turnover rate (H)	344%	111%	105%	270	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

For a share outstanding during the period and years indicated:	Service Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value, beginning of period/year	$11.83	$10.23	$9.29	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.14	0.15	0.20	0.54
Net realized and unrealized gain (loss)	0.25	1.54	0.81	(1.25)
Total investment operations	0.39	1.69	1.01	(0.71)
Distributions:
Net investment income	(0.09)	(0.09)	(0.07)	—
Net realized gains	(0.51)	—	—	—
Total distributions	(0.60)	(0.09)	(0.07)	—
Net asset value, end of period/year	$11.62	$11.83	$10.23	$9.29
Total return (D)	3.23%	16.62%	10.85%	(7.10	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$713,097	$486,961	$195,145	$96,171
Expenses to average net assets (F)
After (waiver/reimbursement) recapture	0.82%	0.84%	0.87%	1.05	%(G)
Before (waiver/reimbursement) recapture	0.82%	0.84%	0.85%	1.32	%(G)
Net investment income (loss) to average net assets (C)	1.21%	1.39%	1.98%	8.81	%(G)
Portfolio turnover rate (H)	344%	111%	105%	270	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon Active Asset Allocation - Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $50 million	0.55%
Over $50 million up to $250 million	0.53%
Over $250 million	0.51%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit (A)	Maximum Operating Expense Limit Effective Through
0.67%	May 1, 2015

(A)	Prior to May 1, 2014, the expense limit was 0.80%.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities	Sales of securities
$ 2,410,070,989	$ 2,191,211,193

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$7,251,937
Long-Term Capital Gain	25,996,785
2013 Distributions paid from:
Ordinary Income	$3,355,444
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$50,862,444
Undistributed Long-Term Capital Gain	2,009,313
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	(12,399,664)

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Aegon Active Asset Allocation - Moderate Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Aegon Active Asset Allocation - Moderate Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Aegon Active Asset Allocation - Moderate Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $25,996,785 for the year ended December 31, 2014.

The Portfolio expects to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Portfolio’s shareholders.

Foreign Source Income	Foreign Taxes
$ 2,421,817	$ 141,588

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Moderate VP

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2014, can be summarized as great expectations that were never met. This was especially true for the economic recovery and an anticipated sell-off in fixed income markets.

In the U.S., the economy got off to a poor start as severe weather led to a freeze in economic activity during the first quarter of the year. Underwhelming economic performance was not just a U.S. event, however. Lending in Europe remained low as banks shored up their balance sheets in order to pass the Eurozone’s asset quality review test. The restriction of private credit, especially to small and medium-sized enterprises, is completely contrary to what is required for an economic expansion. The resulting slowdown encompassed most of the region; even the German growth engine lost steam.

Against this backdrop, market volatility rose. Equity markets ended the year with a decent gain, but only after enduring two 5%-7% declines. Commodities experienced a major sell-off that trimmed the price of crude oil by one-third or more. In fixed income markets, lower-quality securities were jumbled by the commodities sell-off as investors worried about the future financial health of companies and countries heavily dependent on commodities production.

When all was said and done, high-quality, long-duration fixed income, most notably 30-year U.S. Treasuries, was among the best-performing asset classes. To some extent, the relative strength of long-term Treasuries was due to a divergence in global monetary policy. While the U.S. and U.K. began winding down quantitative easing (“QE”) and talking about raising interest rates, Japan and Europe moved the other direction - either increasing the QE pace or seeking alternative ways to implement QE policy. Even the largest emerging market country (China) added stimulus through numerous channels. The result was a large difference in rates on sovereign bonds. Yield-seeking investors in low-yielding countries bought debt instruments from countries offering (relatively) higher interest rates, creating a tailwind for long-term U.S. Treasuries.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Aegon Active Asset Allocation - Moderate VP, Initial Class returned 3.88%. By comparison, its primary, secondary, and additional benchmarks, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, and the Transamerica Aegon Active Asset Allocation - Moderate VP Blended Benchmark (“blended benchmark”), returned 5.97%, 12.56%, and 6.91%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 50%, Russell 3000® Index 35%, and FTSE All-World Index ex-U.S. 15%.

STRATEGY REVIEW

The Portfolio delivered a modest, positive total return for the year while lagging its benchmark. We attribute the relatively weaker results primarily to the Portfolio’s duration positioning and underweighting equities at various points during the year.

Throughout the year, we were sensitive to the possibility that the U.S. Federal Reserve would end its QE program and, with it, the downward pressure on interest rates. We positioned the Portfolio so as to reduce the effect of rising rates - that is, with a below-benchmark duration (i.e., lower sensitivity to changing interest rates than the fixed income component of the benchmark). Contrary to expectations, interest rates fell (and prices, which move in opposition to rates, rose). The Portfolio benefited from this rally, generating a positive return for the fixed income portion of the Portfolio, but not as much as it might have if the duration had been longer.

Likewise, the Portfolio’s equity component contributed to return, but lagged the equity portion of the benchmark. In the aggregate, the exchange-traded funds we selected outperformed the benchmark. However, the Portfolio’s overall equity exposure, which varies from 30% to 75% of Portfolio assets depending on near-term levels of market volatility, was reduced when equity-market volatility increased - most notably in December, when the oil-price shock roiled markets. Despite the elevated volatility, the broad stock market ended the quarter (and year) with a gain, but the Portfolio captured less of this gain that it might otherwise have.

David Halfpap, CFA

Frank Rybinski, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Moderate VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	10 Years or Since Inception of Class	Inception Date
Initial Class	3.88%	5.58%	05/01/2011
Barclays U.S. Aggregate Bond Index (A) (B)	5.97%	3.82%
Russell 3000® Index (A) (C)	12.56%	13.92%
Transamerica Aegon Active Asset Allocation - Moderate VP Blended Benchmark (A) (D)	6.91%	7.14%
Service Class	3.62%	5.32%	05/01/2011

(A) The Transamerica Aegon Active Asset Allocation - Moderate VP Blended Benchmark is composed of the following benchmarks: Barclays U.S. Aggregate Bond Index 50%, Russell 3000® Index 35%, and FTSE All-World Index ex-U.S. 15%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

(B) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Tactical asset allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a tactical asset allocation portfolio will not guarantee a profit nor protect against a loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Moderate VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,002.50	$2.88	$1,022.30	$2.91	0.57%
Service Class	1,000.00	1,000.60	4.13	1,021.10	4.18	0.82

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Capital Markets	73.6%
Value - Large Cap	7.5
Growth - Large Cap	7.2
Securities Lending Collateral	5.8
Region Fund - Asian Pacific	3.6
Emerging Markets - Equity	3.5
Growth - Small Cap	2.0
Region Fund - European	1.7
Repurchase Agreement	1.4
Net Other Assets (Liabilities)	(6.3)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Moderate VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
INVESTMENT COMPANIES - 99.1%
Capital Markets - 73.6%
iShares Floating Rate Bond ETF (A)	1,979,030	$ 100,020,176
Vanguard Extended Market ETF	210,553	18,484,448
Vanguard FTSE Developed Markets ETF (A)	1,308,474	49,564,995
Vanguard Intermediate-Term Corporate Bond ETF (A)	27,252	2,346,397
Vanguard S&P 500 ETF	404,464	76,221,241
Vanguard Short-Term Bond ETF	3,150,129	251,852,814
Vanguard Short-Term Government Bond ETF (A)	1,049,666	63,893,169
Vanguard Total Bond Market ETF	7,146,830	588,684,387
Vanguard Total Stock Market ETF (A)	904,416	95,868,096

		1,246,935,723

Emerging Markets - Equity - 3.5%
Vanguard FTSE Emerging Markets ETF	1,479,034	59,190,941

Growth - Large Cap - 7.2%
Vanguard Growth ETF (A)	1,161,993	121,300,449

Growth - Small Cap - 2.0%
Vanguard Small-Cap ETF (A)	293,846	34,280,075

Region Fund - Asian Pacific - 3.6%
Vanguard FTSE Pacific ETF (A)	1,066,700	60,855,235

Region Fund - European - 1.7%
Vanguard FTSE Europe ETF	541,468	28,378,338

Value - Large Cap - 7.5%
Vanguard Value ETF (A)	1,501,696	126,878,295

Total Investment Companies (Cost $1,676,576,895)		1,677,819,056

	Shares	Value
SECURITIES LENDING COLLATERAL - 5.8%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (B)	98,563,432	$ 98,563,432

Total Securities Lending Collateral (Cost $98,563,432)		98,563,432

	Principal	Value
REPURCHASE AGREEMENT - 1.4%
State Street Bank & Trust Co. 0.01% (B), dated 12/31/2014, to be repurchased at $23,782,921 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 03/01/2033, and with a value of $24,261,861.	$ 23,782,907	23,782,907

Total Repurchase Agreement (Cost $23,782,907)		23,782,907

Total Investments (Cost $1,798,923,234) (C)		1,800,165,395
Net Other Assets (Liabilities) - (6.3)%		(106,681,152)

Net Assets - 100.0%		$ 1,693,484,243

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Investment Companies	$1,677,819,056	$—	$—	$1,677,819,056
Securities Lending Collateral	98,563,432	—	—	98,563,432
Repurchase Agreement	—	23,782,907	—	23,782,907

Total Investments	$1,776,382,488	$23,782,907	$—	$1,800,165,395

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $96,469,309. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2014.
(C)	Aggregate cost for federal income tax purposes is $1,816,872,204. Net unrealized depreciation for tax purposes is $16,706,809.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Unaffiliated investments, at value (cost $1,775,140,327) (including securities loaned of $96,469,309)	$1,776,382,488
Repurchase agreement, at value (cost $23,782,907)	23,782,907
Receivables:
Shares sold	1,636,095
Investments sold	70,149,679
Interest	7
Net income from securities lending	39,614
Prepaid expenses	3,905

Total assets	1,871,994,695

Liabilities:
Due to custodian	71
Payables and other liabilities:
Shares redeemed	1,145
Investments purchased	78,700,286
Investment advisory fees	777,342
Distribution and service fees	377,675
Administration fees	37,839
Transfer agent fees	3,623
Trustees fees	576
Audit and tax fees	16,915
Custody fees	2,277
Printing and shareholder reports fees	27,093
Other	2,178
Collateral for securities on loan	98,563,432

Total liabilities	178,510,452

Net assets	$1,693,484,243

Net assets consist of:
Capital stock ($0.01 par value)	$1,461,016
Additional paid-in capital	1,623,164,919
Undistributed (distributions in excess of) net investment income (loss)	16,627,888
Accumulated net realized gain (loss)	50,988,259
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	1,242,161

Net assets	$1,693,484,243

Net assets by class:
Initial Class	$3,150,414
Service Class	1,690,333,829

Shares outstanding:
Initial Class	269,744
Service Class	145,831,861

Net asset value and offering price per share:
Initial Class	$11.68
Service Class	11.59

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income from unaffiliated investments	$26,925,265
Interest income from repurchase agreements	1,719
Net income from securities lending	512,903

Total investment income	27,439,887

Expenses:
Investment advisory fees	6,813,519
Distribution and service fees:
Service Class	3,302,816
Administration fees	331,055
Transfer agent fees	20,524
Trustees fees	48,641
Audit and tax fees	34,223
Custody fees	53,256
Legal fees	80,703
Printing and shareholder reports fees	65,349
Other	57,050

Total expenses	10,807,136

Net investment income (loss)	16,632,751

Net realized gain (loss) on:
Unaffiliated investments	56,794,195
Distributions from unaffiliated investments	1,333,451

Net realized gain (loss)	58,127,646

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(30,217,633)

Net change in unrealized appreciation (depreciation)	(30,217,633)

Net realized and change in unrealized gain (loss)	27,910,013

Net increase (decrease) in net assets resulting from operations	$44,542,764

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$16,632,751	$8,897,066
Net realized gain (loss)	58,127,646	26,720,264
Net change in unrealized appreciation (depreciation)	(30,217,633)	27,241,363
Net increase (decrease) in net assets resulting from operations	44,542,764	62,858,693

Distributions to shareholders:
Net investment income:
Initial Class	(21,706)	(13,533)
Service Class	(8,889,195)	(3,591,173)
Total distributions from net investment income	(8,910,901)	(3,604,706)
Net realized gains:
Initial Class	(68,809)	(12,840)
Service Class	(32,946,557)	(3,768,584)
Total distributions from net realized gains	(33,015,366)	(3,781,424)
Total distributions to shareholders	(41,926,267)	(7,386,130)

Capital share transactions:
Proceeds from shares sold:
Initial Class	960,614	1,800,723
Service Class	658,777,636	645,035,880
	659,738,250	646,836,603
Dividends and distributions reinvested:
Initial Class	90,515	26,373
Service Class	41,835,752	7,359,757
	41,926,267	7,386,130
Cost of shares redeemed:
Initial Class	(912,877)	(791,817)
Service Class	(4,293,000)	(20,672,706)
	(5,205,877)	(21,464,523)
Net increase (decrease) in net assets resulting from capital share transactions	696,458,640	632,758,210
Net increase (decrease) in net assets	699,075,137	688,230,773

Net assets:
Beginning of year	994,409,106	306,178,333
End of year	$1,693,484,243	$994,409,106
Undistributed (distributions in excess of) net investment income (loss)	$16,627,888	$8,895,869

Capital share transactions - shares:
Shares issued:
Initial Class	82,847	161,465
Service Class	56,538,717	58,215,938
	56,621,564	58,377,403
Shares reinvested:
Initial Class	7,737	2,404
Service Class	3,597,227	674,588
	3,604,964	676,992
Shares redeemed:
Initial Class	(77,869)	(72,228)
Service Class	(369,892)	(1,867,069)
	(447,761)	(1,939,297)

Net increase (decrease) in shares outstanding:
Initial Class	12,715	91,641
Service Class	59,766,052	57,023,457
	59,778,767	57,115,098

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:	Initial Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value, beginning of period/year	$11.59	$10.52	$9.71	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.17	0.18	0.22	0.22
Net realized and unrealized gain (loss)	0.28	1.01	0.62	(0.51)
Total investment operations	0.45	1.19	0.84	(0.29)
Distributions:
Net investment income	(0.09)	(0.06)	(0.02)	—
Net realized gains	(0.27)	(0.06)	(0.01)	—
Total distributions	(0.36)	(0.12)	(0.03)	—
Net asset value, end of period/year	$11.68	$11.59	$10.52	$9.71
Total return (D)	3.88%	11.42%	8.61%	(2.90	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$3,150	$2,979	$1,740	$979
Expenses to average net assets (F)
After (waiver/reimbursement) recapture	0.57%	0.58%	0.62%	0.80	%(G)
Before (waiver/reimbursement) recapture	0.57%	0.58%	0.61%	1.03	%(G)
Net investment income (loss) to average net assets (C)	1.41%	1.59%	2.18%	3.49	%(G)
Portfolio turnover rate (H)	210%	86%	77%	72	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

For a share outstanding during the period and years indicated:	Service Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value, beginning of period/year	$11.52	$10.48	$9.70	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.15	0.16	0.24	0.23
Net realized and unrealized gain (loss)	0.26	1.00	0.56	(0.53)
Total investment operations	0.41	1.16	0.80	(0.30)
Distributions:
Net investment income	(0.07)	(0.06)	(0.01)	—
Net realized gains	(0.27)	(0.06)	(0.01)	—
Total distributions	(0.34)	(0.12)	(0.02)	—
Net asset value, end of period/year	$11.59	$11.52	$10.48	$9.70
Total return (D)	3.62%	11.12%	8.30%	(3.00	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,690,334	$991,431	$304,438	$29,928
Expenses to average net assets (F)
After (waiver/reimbursement) recapture	0.82%	0.83%	0.87%	1.05	%(G)
Before (waiver/reimbursement) recapture	0.82%	0.83%	0.86%	1.28	%(G)
Net investment income (loss) to average net assets (C)	1.26%	1.47%	2.35%	3.57	%(G)
Portfolio turnover rate (H)	210%	86%	77%	72	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon Active Asset Allocation - Moderate VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $50 million	0.55%
Over $50 million up to $250 million	0.53%
Over $250 million	0.51%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit (A)	Maximum Operating Expense Limit Effective Through
0.68%	May 1, 2015

(A)	Prior to May 1, 2014, the expense limit was 0.80%.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities	Sales of securities
$ 3,439,014,103	$ 2,774,626,680

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to reclassification of distributions received. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (distributions in excess of) net investment income (loss)	10,169
Accumulated net realized gain (loss)	(10,169)

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$31,463,566
Long-Term Capital Gain	10,462,701
2013 Distributions paid from:
Ordinary Income	$6,495,428
Long-Term Capital Gain	890,702

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$84,835,109
Undistributed Long-Term Capital Gain	730,008
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	(16,706,809)

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Aegon Active Asset Allocation - Moderate VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Aegon Active Asset Allocation - Moderate VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Aegon Active Asset Allocation - Moderate VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Active Asset Allocation - Moderate VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $10,462,701 for the year ended December 31, 2014.

The Portfolio expects to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Portfolio’s shareholders.

Foreign Source Income	Foreign Taxes
$ 3,508,077	$ 215,284

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon High Yield Bond VP

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2014, can be summarized as great expectations that were never met. This was especially true for the economic recovery and an anticipated sell-off in fixed income markets.

In the U.S., the year got off to a poor start, as severe weather led to a freeze in economic activity during the first quarter of the year. Underwhelming economic performance was not just a U.S. event, however. Lending in Europe remained soft, as banks shored up their balance sheets in order to pass the Eurozone’s asset quality review test. The restriction of private credit, especially to small and medium-sized enterprises, is completely contrary to what is required for an economic expansion. The resulting slowdown encompassed most of the region; even the German growth engine lost steam.

Against this backdrop, market volatility rose. Equity markets ended the year with a decent gain, but only after enduring two 5%-7% declines. Commodities experienced a major sell-off that trimmed the price of crude oil by more than half. In fixed income markets, lower-quality securities were hurt by the commodities sell-off, as investors worried about the future financial health of companies and countries heavily dependent on commodities production.

When all was said and done, high-quality, long-duration fixed income, most notably 30-year U.S. Treasuries, was among the best-performing asset classes. To some extent, the relative strength of long-term Treasuries was due to a divergence in global monetary policy. While the U.S. and U.K. began winding down quantitative easing (“QE”) and talking about raising interest rates, Japan and Europe moved the other direction - either increasing the pace of QE or seeking alternative ways to implement QE policy. Even China, the largest emerging market country, added stimulus through numerous channels. The result was a large difference in rates on sovereign bonds. Yield-seeking investors in low-yielding countries bought debt instruments from countries offering (relatively) higher interest rates, creating a tailwind for long-term U.S. Treasuries.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Aegon High Yield Bond VP, Initial Class returned 3.98%. By comparison, its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index returned 2.46%.

STRATEGY REVIEW

The Portfolio outperformed its benchmark for the year. The most significant drivers of outperformance were our underweighting in the global commodity-related sectors such as oil, and individual selections of B- and CCC-rated securities. The benefit of these decisions was partially offset by an underweighting in the BB sector, the best-performing ratings category within the high-yield universe.

From a sector standpoint, energy, communications, and basic industry were strong contributors, while the sectors contributing least included capital goods, other industrials, and consumer non-cyclicals. The best-performing securities in the Portfolio were NRG Energy, Inc., Cablevision Systems Corp., CHS / Community Health Systems, Inc., Clear Channel Worldwide Holdings, Inc., and Kinder Morgan, Inc. The biggest individual detractors included Energy XXI Gulf Coast, Inc., Linn Energy LLC / Linn Energy Finance Corp., Associated Materials LLC / AMH New Finance, Inc., BreitBurn Energy Partners, LP / BreitBurn Finance Corp., and PHI, Inc.

As the year came to a close, we remained constructive on the high yield asset class on an absolute basis and relative to other fixed income assets. Fundamentals for the asset class were generally positive, with the exception of some of the commodity-related sectors. Overall, earnings remained at high levels, default rates were low, and the sharp drop in energy prices was providing a tailwind for the U.S. consumer and many consumer-related sectors. We continued (and will likely continue) to be cautious toward energy and other commodity-related companies; given the magnitude of the declines in price for oil and other commodities, earnings for the segment did not look promising as the year came to a close. The energy and commodities segment notwithstanding, high-yield valuations were relatively attractive and, we believe, well positioned to absorb modestly higher treasury rates while generating coupon-like returns.

James K. Schaeffer, Jr.

Kevin Bakker, CFA

Benjamin D. Miller, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon High Yield Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	3.98%	8.91%	6.86%	06/01/1998
Barclays U.S. Corporate High Yield 2% Issuer Capped Index (A)	2.46%	8.98%	7.73%
Service Class	3.60%	8.63%	6.58%	05/01/2003

(A) The Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index used as a general measure of market performance. Calculation assumed dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on 10 years. You cannot invest directly in an index. The Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an issuer constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which is included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investments in high-yield bonds (“junk bonds”) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when the interest rate increases. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon High Yield Bond VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$985.70	$3.20	$1,022.00	$3.26	0.64%
Service Class	1,000.00	983.90	4.45	1,020.70	4.53	0.89

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	92.5%
Securities Lending Collateral	15.0
Loan Assignments	2.6
Preferred Stocks	1.7
Repurchase Agreement	1.4
Convertible Bond	0.5
Common Stock	0.0 *
Net Other Assets (Liabilities)	(13.7)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES - 92.5%
Aerospace & Defense - 1.6%
Bombardier, Inc.
6.00%, 10/15/2022, 144A (A)	$ 1,512,000	$ 1,527,120
6.13%, 01/15/2023, 144A (A)	470,000	479,400
7.50%, 03/15/2018, 144A (A)	140,000	152,600
7.75%, 03/15/2020, 144A	716,000	776,860
Spirit AeroSystems, Inc.
5.25%, 03/15/2022	164,000	166,870
6.75%, 12/15/2020	330,000	349,800
TransDigm, Inc.
6.00%, 07/15/2022	550,000	548,625
Triumph Group, Inc.
5.25%, 06/01/2022	490,000	488,775

		4,490,050

Airlines - 2.8%
American Airlines Group, Inc.
5.50%, 10/01/2019, 144A (A)	1,016,000	1,033,780
American Airlines Pass-Through Trust
5.60%, 01/15/2022, 144A	605,195	617,299
5.63%, 01/15/2021, 144A	471,127	480,550
6.00%, 01/15/2017, 144A	200,000	206,000
6.13%, 07/15/2018, 144A	117,000	119,048
Continental Airlines Pass-Through Certificates
6.13%, 04/29/2018	546,000	580,125
Continental Airlines Pass-Through Trust
5.50%, 04/29/2022	380,512	393,830
6.90%, 10/19/2023	1,274,828	1,348,131
Delta Air Lines Pass-Through Trust
6.38%, 07/02/2017, 144A	470,000	488,800
6.75%, 05/23/2017	494,000	513,760
U.S. Airways Pass-Through Trust
5.38%, 05/15/2023	213,657	217,396
6.75%, 12/03/2022	410,601	437,290
9.13%, 10/01/2015	449,426	465,155
United Airlines Pass-Through Trust
4.63%, 03/03/2024 (A)	297,000	291,060
US Airways Group, Inc.
6.13%, 06/01/2018 (A)	725,000	755,812

		7,948,036

Auto Components - 0.5%
Goodyear Tire & Rubber Co.
6.50%, 03/01/2021 (A)	1,093,000	1,158,580
8.25%, 08/15/2020	177,000	187,620

		1,346,200

Automobiles - 1.6%
Chrysler Group LLC / CG Co-Issuer, Inc.
8.00%, 06/15/2019	1,728,000	1,816,560
8.25%, 06/15/2021	853,000	944,697
Jaguar Land Rover Automotive PLC
4.25%, 11/15/2019, 144A	200,000	201,500
5.63%, 02/01/2023, 144A	1,150,000	1,210,375
8.13%, 05/15/2021, 144A	237,000	259,515

		4,432,647

Banks - 2.1%
Barclays PLC
6.63%, 09/15/2019 (B) (C)	1,200,000	1,148,258
8.25%, 12/15/2018 (A) (B) (C)	200,000	204,984

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
CIT Group, Inc.
4.25%, 08/15/2017	$ 571,000	$ 582,420
5.00%, 05/15/2017	165,000	171,188
5.25%, 03/15/2018	185,000	192,862
5.50%, 02/15/2019, 144A	452,000	476,860
Deutsche Bank AG
7.50%, 04/30/2025 (A) (B) (C)	600,000	576,000
Goldman Sachs Capital II
4.00%, 02/02/2015 (B) (C)	3,403,000	2,501,205

		5,853,777

Beverages - 0.7%
Cott Beverages, Inc.
5.38%, 07/01/2022, 144A	1,432,000	1,313,860
6.75%, 01/01/2020, 144A	700,000	700,000

		2,013,860

Building Products - 2.2%
Associated Materials LLC / AMH New Finance, Inc.
9.13%, 11/01/2017	2,623,000	2,163,975
Building Materials Holding Corp.
9.00%, 09/15/2018, 144A	675,000	708,750
Griffon Corp.
5.25%, 03/01/2022	1,255,000	1,174,994
Ply Gem Industries, Inc.
6.50%, 02/01/2022, 144A	455,000	423,150
6.50%, 02/01/2022 (A)	1,728,000	1,624,320

		6,095,189

Capital Markets - 0.3%
Morgan Stanley
5.45%, 07/15/2019 (B) (C)	794,000	795,429

Chemicals - 1.3%
Hexion US Finance Corp.
6.63%, 04/15/2020	2,160,000	2,116,800
Huntsman International LLC
8.63%, 03/15/2021	1,356,000	1,454,310

		3,571,110

Commercial Services & Supplies - 2.1%
Hertz Corp.
5.88%, 10/15/2020	270,000	272,025
6.75%, 04/15/2019	1,200,000	1,236,000
Polymer Group, Inc.
6.88%, 06/01/2019, 144A	407,000	390,720
United Rentals North America, Inc.
7.38%, 05/15/2020	580,000	626,400
7.63%, 04/15/2022	2,425,000	2,666,287
8.25%, 02/01/2021	536,000	584,240

		5,775,672

Construction & Engineering - 2.3%
Abengoa Finance SAU
7.75%, 02/01/2020, 144A	350,000	308,875
Abengoa Greenfield SA
6.50%, 10/01/2019, 144A	558,000	477,090
Ashton Woods USA LLC / Ashton Woods Finance Co.
6.88%, 02/15/2021, 144A	1,631,000	1,553,527

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction & Engineering (continued)
K Hovnanian Enterprises, Inc.
7.00%, 01/15/2019, 144A	$ 567,000	$ 541,485
7.25%, 10/15/2020, 144A	775,000	802,125
7.50%, 05/15/2016	27,000	28,350
8.00%, 11/01/2019, 144A	565,000	542,400
9.13%, 11/15/2020, 144A	2,012,000	2,142,780
Standard Pacific Corp.
5.88%, 11/15/2024	200,000	200,000

		6,596,632

Construction Materials - 0.1%
Vulcan Materials Co. 7.15%, 11/30/2037 (A)	357,000	364,140

Consumer Finance - 2.4%
Ally Financial, Inc.
5.50%, 02/15/2017	429,000	450,450
7.50%, 09/15/2020	719,000	843,027
Navient Corp.
5.00%, 10/26/2020	418,000	410,163
5.88%, 10/25/2024	418,000	398,145
Series MTN
4.88%, 06/17/2019 (A)	413,000	414,198
5.00%, 06/15/2018	440,000	436,700
OneMain Financial Holdings, Inc.
6.75%, 12/15/2019, 144A	601,000	613,020
7.25%, 12/15/2021, 144A	455,000	466,375
Springleaf Finance Corp.
5.25%, 12/15/2019	645,000	632,100
6.00%, 06/01/2020	1,812,000	1,793,880
Series MTN
6.90%, 12/15/2017	240,000	255,600

		6,713,658

Containers & Packaging - 1.3%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
3.24%, 12/15/2019, 144A (B)	950,000	916,750
Constellium NV
8.00%, 01/15/2023, 144A (A)	541,000	538,295
Sealed Air Corp.
5.13%, 12/01/2024, 144A	169,000	170,690
8.38%, 09/15/2021, 144A	898,000	1,003,515
Tekni-Plex, Inc. 9.75%, 06/01/2019, 144A	985,000	1,068,725

		3,697,975

Diversified Consumer Services - 0.4%
Service Corp., International 7.00%, 06/15/2017	1,160,000	1,247,000

Diversified Financial Services - 4.4%
Bank of America Corp.
5.13%, 06/17/2019 (B) (C)	1,764,000	1,701,157
8.00%, 01/30/2018 (B) (C)	1,525,000	1,637,469
Citigroup, Inc.
6.30%, 05/15/2024 (B) (C)	250,000	246,250
Series N
5.80%, 11/15/2019 (A) (B) (C)	422,000	422,000
Credit Suisse Group AG
6.25%, 12/18/2024, 144A (B) (C)	906,000	871,346
7.50%, 12/11/2023, 144A (B) (C)	800,000	832,000

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
Denali Borrower LLC / Denali Finance Corp. 5.63%, 10/15/2020, 144A	$ 1,272,000	$ 1,323,516
General Motors Financial Co., Inc. 4.75%, 08/15/2017	720,000	759,312
General Motors Financial Co., Inc. (Escrow Shares) 7.20%, 01/15/2049 (D)	805,000	0
ILFC E-Capital Trust I 4.37%, 12/21/2065, 144A (B)	1,777,000	1,652,610
ILFC E-Capital Trust II 6.25%, 12/21/2065, 144A (B)	424,000	409,160
Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.50%, 04/15/2021, 144A (A)	848,000	788,640
JPMorgan Chase & Co.
5.00%, 07/01/2019 (A) (B) (C)	800,000	782,750
7.90%, 04/30/2018 (B) (C)	894,000	962,212

		12,388,422

Diversified Telecommunication Services - 8.6%
CenturyLink, Inc.
7.60%, 09/15/2039	1,795,000	1,777,050
7.65%, 03/15/2042	2,003,000	1,992,985
Cincinnati Bell, Inc. 8.38%, 10/15/2020	841,000	883,050
Frontier Communications Corp.
6.88%, 01/15/2025 (A)	110,000	110,000
7.63%, 04/15/2024	1,852,000	1,907,560
Hughes Satellite Systems Corp.
6.50%, 06/15/2019	1,778,000	1,906,905
7.63%, 06/15/2021	1,040,000	1,144,000
Intelsat Jackson Holdings SA
7.25%, 04/01/2019 - 10/15/2020	1,130,000	1,184,438
7.50%, 04/01/2021	316,000	338,120
Koninklijke KPN NV 7.00%, 03/28/2073, 144A (B)	825,000	866,663
Level 3 Communications, Inc. 8.88%, 06/01/2019	144,000	152,669
Level 3 Financing, Inc. 7.00%, 06/01/2020	1,575,000	1,659,656
Sprint Capital Corp.
6.90%, 05/01/2019	965,000	984,300
8.75%, 03/15/2032	1,401,000	1,355,467
Telecom Italia SpA 5.30%, 05/30/2024, 144A	340,000	344,250
Virgin Media Finance PLC
6.00%, 10/15/2024, 144A	255,000	266,794
6.38%, 04/15/2023, 144A (A)	2,175,000	2,278,312
Wind Acquisition Finance SA
4.75%, 07/15/2020, 144A	1,040,000	972,400
7.38%, 04/23/2021, 144A	1,216,000	1,147,661
Windstream Corp.
7.75%, 10/15/2020	1,379,000	1,420,370
7.75%, 10/01/2021 (A)	1,475,000	1,504,500

		24,197,150

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities - 2.5%
Abengoa Yield PLC 7.00%, 11/15/2019, 144A	$ 461,000	$ 454,085
Elwood Energy LLC 8.16%, 07/05/2026	1,672,544	1,818,891
Homer City Generation, LP
8.14%, 10/01/2019 (Cash Rate: 8.14%) (E)	314,234	326,018
8.73%, 10/01/2026 (Cash Rate: 8.73%) (E)	2,135,847	2,199,922
LSP Energy, LP (Escrow Shares) 8.16%, 07/15/2025 (D) (F)	1,250,000	7
Red Oak Power LLC 9.20%, 11/30/2029	1,980,000	2,168,100

		6,967,023

Electronic Equipment, Instruments & Components - 0.9%
Belden, Inc.
5.50%, 09/01/2022, 144A	1,138,000	1,129,465
Sanmina Corp.
4.38%, 06/01/2019, 144A	699,000	693,758
Zebra Technologies Corp.
7.25%, 10/15/2022, 144A	765,000	803,250

		2,626,473

Energy Equipment & Services - 3.1%
Compressco Partners, LP / Compressco Finance, Inc.
7.25%, 08/15/2022, 144A	534,000	459,240
Kinder Morgan, Inc.
7.25%, 06/01/2018 (A)	2,603,000	2,949,327
Series MTN
8.05%, 10/15/2030	134,000	164,151
NuStar Logistics, LP
4.80%, 09/01/2020	267,000	250,980
6.75%, 02/01/2021 (A)	650,000	687,375
8.15%, 04/15/2018	1,063,000	1,192,261
Regency Energy Partners, LP / Regency Energy Finance Corp.
5.75%, 09/01/2020	1,800,000	1,804,500
5.88%, 03/01/2022	180,000	179,550
8.38%, 06/01/2019, 144A	645,000	675,637
Tesoro Logistics, LP / Tesoro Logistics Finance Corp.
6.25%, 10/15/2022, 144A	235,000	234,413

		8,597,434

Food & Staples Retailing - 0.2%
Rite Aid Corp.
6.75%, 06/15/2021	663,000	684,548

Food Products - 1.3%
Aramark Services, Inc.
5.75%, 03/15/2020	725,000	748,562
JBS USA LLC / JBS USA Finance, Inc.
7.25%, 06/01/2021, 144A	709,000	730,270
Post Holdings, Inc.
7.38%, 02/15/2022 (A)	2,063,000	2,063,000

		3,541,832

Health Care Equipment & Supplies - 2.9%
Biomet, Inc.
6.50%, 08/01/2020	1,902,000	2,035,140

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies (continued)
Crimson Merger Sub, Inc.
6.63%, 05/15/2022, 144A (A)	$ 1,946,000	$ 1,748,968
Hologic, Inc.
6.25%, 08/01/2020	1,454,000	1,512,160
Mallinckrodt International Finance SA
3.50%, 04/15/2018	1,157,000	1,117,951
4.75%, 04/15/2023 (A)	1,237,000	1,187,520
Mallinckrodt International Finance SA / Mallinckrodt CB LLC
5.75%, 08/01/2022, 144A	528,000	542,520

		8,144,259

Health Care Providers & Services - 6.2%
CHS / Community Health Systems, Inc.
6.88%, 02/01/2022 (A)	448,000	474,600
7.13%, 07/15/2020	2,061,000	2,197,541
8.00%, 11/15/2019	1,975,000	2,108,312
HCA Holdings, Inc.
6.25%, 02/15/2021	812,000	864,780
7.75%, 05/15/2021	1,560,000	1,661,400
HCA, Inc.
6.50%, 02/15/2020	570,000	638,685
7.50%, 02/15/2022	1,617,000	1,847,422
HealthSouth Corp.
7.75%, 09/15/2022	1,536,000	1,628,160
LifePoint Hospitals, Inc.
5.50%, 12/01/2021	431,000	440,698
6.63%, 10/01/2020	1,694,000	1,787,170
Tenet Healthcare Corp.
4.38%, 10/01/2021	255,000	253,088
5.00%, 03/01/2019, 144A (A)	805,000	806,006
5.50%, 03/01/2019, 144A	357,000	365,033
6.00%, 10/01/2020	1,441,000	1,547,389
6.25%, 11/01/2018	105,000	113,925
8.13%, 04/01/2022	598,000	668,265

		17,402,474

Hotels, Restaurants & Leisure - 5.1%
Caesars Entertainment Operating Co., Inc.
9.00%, 02/15/2020	458,000	338,920
10.00%, 12/15/2018	2,200,000	341,000
11.25%, 06/01/2017	285,000	208,905
12.75%, 04/15/2018	1,910,000	286,500
Felcor Lodging, LP
5.63%, 03/01/2023	621,000	614,790
MGM Resorts International
6.00%, 03/15/2023 (A)	875,000	879,375
6.63%, 12/15/2021	905,000	950,250
6.75%, 10/01/2020 (A)	285,000	299,250
11.38%, 03/01/2018 (A)	1,690,000	2,002,650
NCL Corp., Ltd.
5.00%, 02/15/2018	1,202,000	1,202,000
5.25%, 11/15/2019, 144A	350,000	352,625
Pinnacle Entertainment, Inc.
6.38%, 08/01/2021	265,000	272,950
7.50%, 04/15/2021	1,755,000	1,829,570
Scientific Games International, Inc.
7.00%, 01/01/2022, 144A	260,000	263,250
10.00%, 12/01/2022, 144A	545,000	499,356

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Studio City Finance, Ltd.
8.50%, 12/01/2020, 144A (A)	$ 629,000	$ 660,450
Viking Cruises, Ltd.
8.50%, 10/15/2022, 144A	2,016,000	2,182,320
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
7.75%, 08/15/2020	1,135,000	1,209,036

		14,393,197

Household Durables - 3.6%
Beazer Homes USA, Inc.
5.75%, 06/15/2019	1,567,000	1,504,320
6.63%, 04/15/2018	826,000	863,170
7.25%, 02/01/2023	445,000	431,650
7.50%, 09/15/2021	390,000	391,950
KB Home
4.75%, 05/15/2019	445,000	438,325
7.25%, 06/15/2018	178,000	189,570
9.10%, 09/15/2017	1,081,000	1,210,720
Meritage Homes Corp.
4.50%, 03/01/2018	641,000	641,000
7.00%, 04/01/2022	742,000	786,520
7.15%, 04/15/2020	1,327,000	1,426,525
PulteGroup, Inc.
6.13%, 11/15/2013 (D)	690,000	0
Standard Pacific Corp.
6.25%, 12/15/2021	615,000	630,375
8.38%, 01/15/2021 (A)	600,000	679,500
Tempur Sealy International, Inc. 6.88%, 12/15/2020	937,000	995,562

		10,189,187

Household Products - 1.6%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.75%, 10/15/2020	319,000	326,975
6.88%, 02/15/2021	100,000	104,375
7.13%, 04/15/2019	2,695,000	2,785,956
9.00%, 04/15/2019	300,000	310,500
Sun Products Corp. 7.75%, 03/15/2021, 144A (A)	1,080,000	912,600

		4,440,406

Independent Power and Renewable Electricity Producers - 2.0%
Calpine Corp. 5.75%, 01/15/2025 (A)	705,000	713,813
Dynegy Finance I, Inc. / Dynegy Finance II, Inc. 6.75%, 11/01/2019, 144A	255,000	259,463
NRG Energy, Inc.
6.25%, 07/15/2022	300,000	306,750
7.63%, 01/15/2018	1,175,000	1,289,562
7.88%, 05/15/2021	2,455,000	2,645,262
8.25%, 09/01/2020 (A)	400,000	427,000

		5,641,850

Insurance - 0.8%
Genworth Holdings, Inc.
4.90%, 08/15/2023	128,000	103,129
7.63%, 09/24/2021 (A)	2,111,000	2,064,119

		2,167,248

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
IT Services - 1.8%
First Data Corp. 8.88%, 08/15/2020, 144A	$ 609,000	$ 653,152
SunGard Data Systems, Inc.
6.63%, 11/01/2019	1,151,000	1,162,510
7.38%, 11/15/2018 (A)	238,000	247,520
7.63%, 11/15/2020	2,243,000	2,377,580
Unisys Corp. 6.25%, 08/15/2017	604,000	629,670

		5,070,432

Media - 7.9%
Cablevision Systems Corp.
5.88%, 09/15/2022 (A)	1,134,000	1,148,175
7.75%, 04/15/2018	691,000	760,100
8.00%, 04/15/2020	684,000	772,920
CCO Holdings LLC / CCO Holdings Capital Corp.
5.13%, 02/15/2023	780,000	762,450
5.75%, 01/15/2024	836,000	844,360
6.50%, 04/30/2021	1,944,000	2,041,200
Cequel Communications Holdings I LLC /Cequel Capital Corp. 6.38%, 09/15/2020, 144A	988,000	1,022,580
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022	1,684,000	1,720,495
7.63%, 03/15/2020	2,870,000	3,018,425
DISH DBS Corp.
4.63%, 07/15/2017	1,330,000	1,374,887
5.88%, 07/15/2022	1,044,000	1,070,100
5.88%, 11/15/2024, 144A	515,000	517,575
7.88%, 09/01/2019	900,000	1,021,500
Getty Images, Inc. 7.00%, 10/15/2020, 144A (A)	1,012,000	794,420
Numericable-SFR 4.88%, 05/15/2019, 144A (A)	1,425,000	1,412,531
Regal Entertainment Group 5.75%, 06/15/2023 - 02/01/2025	1,035,000	953,850
Unitymedia KabelBW GmbH 6.13%, 01/15/2025, 144A	725,000	748,563
Univision Communications, Inc.
6.88%, 05/15/2019, 144A	346,000	360,273
7.88%, 11/01/2020, 144A	182,000	193,830
8.50%, 05/15/2021, 144A	1,450,000	1,544,250

		22,082,484

Metals & Mining - 0.7%
ArcelorMittal 7.50%, 10/15/2039 (A)	1,055,000	1,091,925
Evraz, Inc. 7.50%, 11/15/2019, 144A	399,000	386,033
Novelis, Inc. 8.38%, 12/15/2017	450,000	466,875

		1,944,833

Oil, Gas & Consumable Fuels - 6.2%
Antero Resources Finance Corp. 5.38%, 11/01/2021	412,000	398,610
BreitBurn Energy Partners, LP / BreitBurn Finance Corp. 7.88%, 04/15/2022	1,098,000	848,205

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
California Resources Corp.
5.00%, 01/15/2020, 144A (A)	$ 592,000	$ 513,560
5.50%, 09/15/2021, 144A (A)	508,000	434,340
6.00%, 11/15/2024, 144A (A)	1,314,000	1,110,330
Carrizo Oil & Gas, Inc.
7.50%, 09/15/2020, 144A (A)	1,103,000	1,058,880
8.63%, 10/15/2018	640,000	640,000
CITGO Petroleum Corp. 6.25%, 08/15/2022, 144A (A)	769,000	780,535
Concho Resources, Inc. 5.50%, 04/01/2023	882,000	886,145
Denbury Resources, Inc. 5.50%, 05/01/2022 (A)	1,377,000	1,259,955
Energy XXI Gulf Coast, Inc.
6.88%, 03/15/2024, 144A (A)	552,000	298,080
7.50%, 12/15/2021 (A)	1,066,000	575,640
Linn Energy LLC / Linn Energy Finance Corp.
6.25%, 11/01/2019 (A)	963,000	813,735
6.50%, 05/15/2019 (A)	300,000	256,500
7.75%, 02/01/2021	1,388,000	1,169,390
8.63%, 04/15/2020	770,000	669,900
Newfield Exploration Co. 6.88%, 02/01/2020	742,000	753,130
Peabody Energy Corp.
6.25%, 11/15/2021 (A)	636,000	543,780
6.50%, 09/15/2020 (A)	265,000	229,888
PHI, Inc. 5.25%, 03/15/2019	835,000	709,750
Rosetta Resources, Inc.
5.63%, 05/01/2021	115,000	105,237
5.88%, 06/01/2022 (A)	414,000	372,600
5.88%, 06/01/2024	297,000	264,330
SM Energy Co.
6.13%, 11/15/2022, 144A	619,000	581,860
6.50%, 11/15/2021 - 01/01/2023	1,110,000	1,073,700
Whiting Petroleum Corp. 5.75%, 03/15/2021 (A)	1,139,000	1,056,422

		17,404,502

Paper & Forest Products - 1.0%
Ainsworth Lumber Co., Ltd. 7.50%, 12/15/2017, 144A (A)	916,000	943,480
Boise Cascade Co. 6.38%, 11/01/2020	1,117,000	1,172,850
Coveris Holdings SA 7.88%, 11/01/2019, 144A	550,000	566,500

		2,682,830

Personal Products - 0.5%
First Quality Finance Co., Inc. 4.63%, 05/15/2021, 144A	134,000	122,610
Revlon Consumer Products Corp. 5.75%, 02/15/2021 (A)	1,380,000	1,380,000

		1,502,610

Pharmaceuticals - 1.0%
Salix Pharmaceuticals, Ltd. 6.00%, 01/15/2021, 144A	711,000	725,220

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc.
6.38%, 10/15/2020, 144A	$ 136,000	$ 142,120
6.88%, 12/01/2018, 144A	1,296,000	1,336,824
7.50%, 07/15/2021, 144A	630,000	680,400

		2,884,564

Real Estate Management & Development - 0.5%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/2018, 144A (A)	1,488,000	1,435,920

Road & Rail - 1.3%
Aviation Capital Group Corp.
4.63%, 01/31/2018, 144A	431,000	447,897
6.75%, 04/06/2021, 144A	1,780,000	2,015,850
7.13%, 10/15/2020, 144A	90,000	103,595
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.50%, 04/01/2023, 144A	405,000	413,100
9.75%, 03/15/2020	545,000	594,050

		3,574,492

Semiconductors & Semiconductor Equipment - 0.7%
Freescale Semiconductor, Inc.
5.00%, 05/15/2021, 144A	629,000	629,000
6.00%, 01/15/2022, 144A	787,000	822,415
NXP BV / NXP Funding LLC 3.75%, 06/01/2018, 144A	500,000	500,000

		1,951,415

Software - 1.2%
First Data Corp.
6.75%, 11/01/2020, 144A	1,806,000	1,927,905
7.38%, 06/15/2019, 144A	153,000	161,033
8.75%, 01/15/2022, 144A (Cash Rate: 8.75%) (A) (E)	1,183,000	1,271,725

		3,360,663

Specialty Retail - 0.8%
Claire’s Stores, Inc.
6.13%, 03/15/2020, 144A	490,000	433,650
9.00%, 03/15/2019, 144A (A)	1,877,000	1,848,845

		2,282,495

Technology Hardware, Storage & Peripherals - 0.6%
Dell, Inc.
6.50%, 04/15/2038	754,000	757,770
7.10%, 04/15/2028	907,000	961,420

		1,719,190

Textiles, Apparel & Luxury Goods - 0.7%
Levi Strauss & Co. 6.88%, 05/01/2022	1,941,000	2,086,575

Transportation Infrastructure - 0.2%
syncreon Group BV / syncreon Global Finance US, Inc. 8.63%, 11/01/2021, 144A	524,000	492,560

Wireless Telecommunication Services - 2.5%
Sprint Communications, Inc. 9.00%, 11/15/2018, 144A	1,325,000	1,507,055
Sprint Corp.
7.13%, 06/15/2024	540,000	502,200
7.88%, 09/15/2023	2,842,000	2,805,622

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services (continued)
T-Mobile USA, Inc.
6.13%, 01/15/2022	$ 65,000	$ 65,975
6.63%, 04/01/2023	1,500,000	1,536,000
6.73%, 04/28/2022	698,000	718,940

		7,135,792

Total Corporate Debt Securities (Cost $264,104,168)		259,934,235

CONVERTIBLE BOND - 0.5%
Diversified Telecommunication Services - 0.5%
Level 3 Financing, Inc. 8.63%, 07/15/2020	1,362,000	1,469,258

Total Convertible Bond (Cost $1,430,941)		1,469,258

LOAN ASSIGNMENTS - 2.6%
Containers & Packaging - 0.2%
Exopack Holdings SA, Term Loan B 5.25%, 05/08/2019	523,710	520,655

Diversified Telecommunication Services - 0.2%
Intelsat Jackson Holdings SA, Term Loan B2 3.75%, 06/30/2019	615,000	605,519

Energy Equipment & Services - 0.3%
Stallion Oilfield Services, Ltd., Term Loan B 8.00%, 06/19/2018	839,202	709,125

Food Products - 0.3%
Del Monte Foods, Inc., 1st Lien Term Loan 4.25%, 02/18/2021	992,500	904,002

Hotels, Restaurants & Leisure - 0.3%
Great Wolf Resorts, Inc., Term Loan B 5.75%, 08/06/2020	992,443	985,620

Media - 0.4%
Checkout Holding Corp., 2nd Lien Term Loan 7.75%, 04/11/2022	167,000	154,196
Interactive Data Corp., Term Loan 4.75%, 05/02/2021	920,375	912,322

		1,066,518

Metals & Mining - 0.1%
Atkore International, Inc., 1st Lien Term Loan 4.50%, 04/09/2021	328,350	321,373

Real Estate Management & Development - 0.4%
CityCenter Holdings LLC, Term Loan B 4.25%, 10/16/2020	1,152,023	1,140,503

Software - 0.4%
BMC Software Finance, Inc., Term Loan 5.00%, 09/10/2020	1,053,439	1,019,861

Total Loan Assignments (Cost $7,574,566)		7,273,176

	Shares	Value
PREFERRED STOCKS - 1.7%
Banks - 0.7%
GMAC Capital Trust I Series 2, 8.13% (B)	74,175	1,956,736

	Shares	Value
PREFERRED STOCKS (continued)
Capital Markets - 0.1%
Goldman Sachs Group, Inc. Series J, 5.50% (B)	11,637	$ 283,943

Consumer Finance - 0.9%
Ally Financial, Inc. Series A, 8.50% (B)	94,075	2,528,736

Total Preferred Stocks (Cost $4,391,961)		4,769,415

COMMON STOCK - 0.0% (G)
Commercial Services & Supplies - 0.0% (G)
Quad/Graphics, Inc. (A)	355	8,151

Total Common Stock (Cost $0)		8,151

SECURITIES LENDING COLLATERAL - 15.0%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (H)	41,977,346	41,977,346

Total Securities Lending Collateral (Cost $41,977,346)		41,977,346

	Principal	Value
REPURCHASE AGREEMENT - 1.4%
State Street Bank & Trust Co. 0.01% (H), dated 12/31/2014, to be repurchased at $3,831,933 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 11/01/2027, and with a value of $3,911,831.	$ 3,831,931	3,831,931

Total Repurchase Agreement (Cost $3,831,931)		3,831,931

Total Investments (Cost $323,310,913) (I)		319,263,512
Net Other Assets (Liabilities) - (13.7)%		(38,356,096)

Net Assets - 100.0%		$ 280,907,416

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (K)	Value at December 31, 2014
ASSETS
Investments
Corporate Debt Securities
Aerospace & Defense	$—	$4,490,050	$—	$4,490,050
Airlines	—	7,948,036	—	7,948,036
Auto Components	—	1,346,200	—	1,346,200
Automobiles	—	4,432,647	—	4,432,647
Banks	—	5,853,777	—	5,853,777
Beverages	—	2,013,860	—	2,013,860
Building Products	—	6,095,189	—	6,095,189
Capital Markets	—	795,429	—	795,429
Chemicals	—	3,571,110	—	3,571,110
Commercial Services & Supplies	—	5,775,672	—	5,775,672
Construction & Engineering	—	6,596,632	—	6,596,632
Construction Materials	—	364,140	—	364,140
Consumer Finance	—	6,713,658	—	6,713,658
Containers & Packaging	—	3,697,975	—	3,697,975
Diversified Consumer Services	—	1,247,000	—	1,247,000
Diversified Financial Services	—	12,388,422	0	12,388,422
Diversified Telecommunication Services	—	24,197,150	—	24,197,150
Electric Utilities	—	6,967,016	7	6,967,023
Electronic Equipment, Instruments & Components	—	2,626,473	—	2,626,473
Energy Equipment & Services	—	8,597,434	—	8,597,434
Food & Staples Retailing	—	684,548	—	684,548
Food Products	—	3,541,832	—	3,541,832
Health Care Equipment & Supplies	—	8,144,259	—	8,144,259
Health Care Providers & Services	—	17,402,474	—	17,402,474
Hotels, Restaurants & Leisure	—	14,393,197	—	14,393,197
Household Durables	—	10,189,187	0	10,189,187
Household Products	—	4,440,406	—	4,440,406
Independent Power and Renewable Electricity Producers	—	5,641,850	—	5,641,850
Insurance	—	2,167,248	—	2,167,248
IT Services	—	5,070,432	—	5,070,432
Media	—	22,082,484	—	22,082,484
Metals & Mining	—	1,944,833	—	1,944,833
Oil, Gas & Consumable Fuels	—	17,404,502	—	17,404,502
Paper & Forest Products	—	2,682,830	—	2,682,830
Personal Products	—	1,502,610	—	1,502,610
Pharmaceuticals	—	2,884,564	—	2,884,564
Real Estate Management & Development	—	1,435,920	—	1,435,920
Road & Rail	—	3,574,492	—	3,574,492
Semiconductors & Semiconductor Equipment	—	1,951,415	—	1,951,415
Software	—	3,360,663	—	3,360,663
Specialty Retail	—	2,282,495	—	2,282,495
Technology Hardware, Storage & Peripherals	—	1,719,190	—	1,719,190
Textiles, Apparel & Luxury Goods	—	2,086,575	—	2,086,575
Transportation Infrastructure	—	492,560	—	492,560
Wireless Telecommunication Services	—	7,135,792	—	7,135,792
Convertible Bond	—	1,469,258	—	1,469,258
Loan Assignments	—	7,273,176	—	7,273,176
Preferred Stocks	4,769,415	—	—	4,769,415
Common Stock	8,151	—	—	8,151
Securities Lending Collateral	41,977,346	—	—	41,977,346
Repurchase Agreement	—	3,831,931	—	3,831,931

Total Investments	$46,754,912	$272,508,593	$7	$319,263,512

Investments	Transfer from Level 1 to Level 2	Transfer from Level 2 to Level 1	Transfer from Level 2 to Level 3 (L)	Transfer from Level 3 to Level 2
Corporate Debt Security	$—	$—	$0	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $41,113,489. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Floating or variable rate security. Rate is disclosed as of December 31, 2014.
(C)	The security has a perpetual maturity; the date shown is the next call date.
(D)	Fair valued as determined in good faith in accordance with procedures established by the board of trustees. Total aggregate fair value of securities is $7, representing less than 0.01% of the Portfolio’s net assets.
(E)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If a security makes cash payment in addition to in-kind, the cash rate is disclosed separately.
(F)	Total aggregate value of illiquid securities is $7, representing less than 0.01% of the Portfolio’s net assets.
(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	Rate disclosed reflects the yield at December 31, 2014.
(I)	Aggregate cost for federal income tax purposes is $323,319,554. Aggregate gross unrealized appreciation and depreciation for all securities is $5,788,295 and $9,844,337, respectively. Net unrealized depreciation for tax purposes is $4,056,042.
(J)	The Portfolio recognizes transfers between Levels at the end of the reporting period. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(K)	Level 3 securities were not considered significant to the Portfolio.
(L)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs, as of prior reporting period the security utilized significant observable inputs.

DEFINITIONS:

144A	144A securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities aggregated $79,176,396, representing 28.19% of the Portfolio’s net assets.
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon High Yield Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $319,478,982) (including securities loaned of $41,113,489)	$315,431,581
Repurchase agreement, at value (cost $3,831,931)	3,831,931
Cash	13,496
Receivables:
Shares sold	168,906
Investments sold	21,773
Interest	4,164,068
Net income from securities lending	13,697
Prepaid expenses	1,684

Total assets	323,647,136

Liabilities:
Payables and other liabilities:
Shares redeemed	522,804
Investment advisory fees	141,012
Distribution and service fees	32,244
Administration fees	6,410
Transfer agent fees	814
Trustees fees	134
Audit and tax fees	16,647
Custody fees	5,432
Legal fees	452
Printing and shareholder reports fees	35,859
Other	566
Collateral for securities on loan	41,977,346

Total liabilities	42,739,720

Net assets	$280,907,416

Net assets consist of:
Capital stock ($0.01 par value)	$346,885
Additional paid-in capital	284,057,883
Undistributed (distributions in excess of) net investment income (loss)	17,161,038
Accumulated net realized gain (loss)	(16,610,989)
Net unrealized appreciation (depreciation) on:
Investments	(4,047,401)

Net assets	$280,907,416

Net assets by class:
Initial Class	$137,025,136
Service Class	143,882,280

Shares outstanding:
Initial Class	17,023,177
Service Class	17,665,312

Net asset value and offering price per share:
Initial Class	$8.05
Service Class	8.14

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income	$467,064
Interest income (net of withholding taxes on foreign interest of $136)	19,067,701
Net income from securities lending	158,650

Total investment income	19,693,415

Expenses:
Investment advisory fees	1,840,575
Distribution and service fees:
Service Class	405,521
Administration fees	79,247
Transfer agent fees	4,835
Trustees fees	11,820
Audit and tax fees	20,101
Custody fees	90,022
Legal fees	18,725
Printing and shareholder reports fees	38,761
Other	16,632

Total expenses	2,526,239

Net investment income (loss)	17,167,176

Net realized gain (loss) on:
Investments	7,861,955

Net realized gain (loss)	7,861,955

Net change in unrealized appreciation (depreciation) on:
Investments	(12,642,425)

Net change in unrealized appreciation (depreciation)	(12,642,425)

Net realized and change in unrealized gain (loss)	(4,780,470)

Net increase (decrease) in net assets resulting from operations	$12,386,706

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon High Yield Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$17,167,176	$17,282,592
Net realized gain (loss)	7,861,955	6,634,408
Net change in unrealized appreciation (depreciation)	(12,642,425)	(5,392,459)
Net increase (decrease) in net assets resulting from operations	12,386,706	18,524,541

Distributions to shareholders:
Net investment income:
Initial Class	(8,310,559)	(9,211,449)
Service Class	(8,989,299)	(7,187,936)
Total distributions from net investment income	(17,299,858)	(16,399,385)

Capital share transactions:
Proceeds from shares sold:
Initial Class	23,920,024	36,010,594
Service Class	45,585,147	101,160,209
	69,505,171	137,170,803
Dividends and distributions reinvested:
Initial Class	8,310,559	9,211,449
Service Class	8,989,299	7,187,936
	17,299,858	16,399,385
Cost of shares redeemed:
Initial Class	(50,848,586)	(69,069,514)
Service Class	(68,805,821)	(58,958,078)
	(119,654,407)	(128,027,592)
Net increase (decrease) in net assets resulting from capital share transactions	(32,849,378)	25,542,596
Net increase (decrease) in net assets	(37,762,530)	27,667,752

Net assets:
Beginning of year	318,669,946	291,002,194
End of year	$280,907,416	$318,669,946
Undistributed (distributions in excess of) net investment income (loss)	$17,161,038	$17,290,675

Capital share transactions - shares:
Shares issued:
Initial Class	2,884,229	4,323,794
Service Class	5,402,881	12,114,534
	8,287,110	16,438,328
Shares reinvested:
Initial Class	1,015,961	1,171,940
Service Class	1,085,664	903,007
	2,101,625	2,074,947
Shares redeemed:
Initial Class	(6,128,147)	(8,288,457)
Service Class	(8,186,672)	(6,976,354)
	(14,314,819)	(15,264,811)

Net increase (decrease) in shares outstanding:
Initial Class	(2,227,957)	(2,792,723)
Service Class	(1,698,127)	6,041,187
	(3,926,084)	3,248,464

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon High Yield Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$8.20	$8.19	$7.41	$7.67	$7.95
Investment operations:
Net investment income (loss) (A)	0.46	0.50	0.53	0.55	0.59
Net realized and unrealized gain (loss)	(0.13)	0.02	0.73	(0.21)	0.33
Total investment operations	0.33	0.52	1.26	0.34	0.92
Distributions:
Net investment income	(0.48)	(0.51)	(0.48)	(0.60)	(1.20)
Net asset value, end of year	$8.05	$8.20	$8.19	$7.41	$7.67
Total return (B)	3.98%	6.60%	17.37%	4.77%	12.58%
Ratio and supplemental data:
Net assets end of year (000’s)	$137,025	$157,929	$180,574	$150,132	$164,509
Expenses to average net assets	0.67%	0.72%	0.74%	0.72%	0.73%
Net investment income (loss) to average net assets	5.55%	5.98%	6.62%	7.12%	7.50%
Portfolio turnover rate	50%	56%	68%	88%	140%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$8.30	$8.29	$7.50	$7.76	$8.04
Investment operations:
Net investment income (loss) (A)	0.45	0.48	0.51	0.54	0.57
Net realized and unrealized gain (loss)	(0.14)	0.02	0.75	(0.22)	0.34
Total investment operations	0.31	0.50	1.26	0.32	0.91
Distributions:
Net investment income	(0.47)	(0.49)	(0.47)	(0.58)	(1.19)
Net asset value, end of year	$8.14	$8.30	$8.29	$7.50	$7.76
Total return (B)	3.60%	6.33%	17.10%	4.54%	12.31%
Ratio and supplemental data:
Net assets end of year (000’s)	$143,882	$160,741	$110,428	$66,122	$48,221
Expenses to average net assets	0.92%	0.97%	0.99%	0.97%	0.98%
Net investment income (loss) to average net assets	5.29%	5.72%	6.34%	6.89%	7.20%
Portfolio turnover rate	50%	56%	68%	88%	140%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon High Yield Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participation at December 31, 2014.

Open loan participations and assignments at December 31, 2014, if any, are identified in the Schedule of Investments.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Open when-issued securities at December 31, 2014, if any, are identified in the Schedule of Investments. Open trades, if any, are reflected as When-issued securities purchased in the Statement of Assets and Liabilities.

Payment in-kind securities (“PIKs”): PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from unrealized appreciation or depreciation on investments to interest receivable in the Statement of Assets and Liabilities.

PIKs owned at December 31, 2014, if any, are identified in the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities at December 31, 2014, if any, are identified in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Effective May 1, 2014
First $1.25 billion	0.550%
Over $1.25 billion to $2 billion	0.525%
Over $2 billion	0.500%

Prior to May 1, 2014
First $750 million	0.640%
Over $750 million	0.600%

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.85%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$153,415,499	$ —	$178,874,475	$ —

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, paydown gain/loss, and defaulted bonds.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These differences are primarily due to paydown gain/loss. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (distributions in excess of) net investment income (loss)	3,045
Accumulated net realized gain (loss)	(3,045)

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

Capital Loss Carryforwards	Available Through
$ 16,602,348	December 31, 2017

The capital loss carryforwards utilized or expired during the year ended December 31, 2014 were $7,858,910.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$17,299,858
Long-Term Capital Gain	—
2013 Distributions paid from:
Ordinary Income	$16,399,385
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$17,333,514
Undistributed Long-Term Capital Gain	—
Capital Loss Carryforwards	(16,602,348)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	(172,476)
Net Unrealized Appreciation (Depreciation)	(4,056,042)

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Aegon High Yield Bond VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Aegon High Yield Bond VP (one of the portfolio’s constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Aegon High Yield Bond VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon High Yield Bond VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Money Market VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized (C) Expense Ratio
Initial Class	$1,000.00	$1,000.00	$1.16	$1,024.00	$1.17	0.23%
Service Class	1,000.00	1,000.00	1.16	1,024.00	1.17	0.23

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Commercial Paper	66.6%
Certificates of Deposit	17.0
Repurchase Agreements	10.7
Short-Term U.S. Government Agency Obligations	2.9
Corporate Debt Security	2.7
Demand Note	2.3
Net Other Assets (Liabilities)	(2.2)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Money Market VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITY - 2.7%
Banks - 2.7%
Korea Development Bank
Series MTN
0.58%, 01/16/2015, 144A (A)	$ 18,000,000	$ 18,000,000

Total Corporate Debt Security (Cost $18,000,000)		18,000,000

CERTIFICATES OF DEPOSIT - 17.0%
Banks - 14.9%
Bank of Nova Scotia
0.24%, 02/05/2015 - 06/12/2015 (B)	27,500,000	27,500,000
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.12%, 01/05/2015 (B)	14,000,000	14,000,000
0.34%, 06/24/2015 (B)	15,125,000	15,125,721
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
0.26%, 07/09/2015 (B)	20,000,000	20,000,000
Korea Development Bank
0.34%, 01/02/2015 (B)	8,000,000	8,000,000
Svenska Handelsbanken AB
0.27%, 07/02/2015 (B)	15,000,000	15,000,379

		99,626,100

Diversified Financial Services - 2.1%
Credit Suisse
0.28%, 03/06/2015 (B)	14,000,000	14,000,000

Total Certificates of Deposit (Cost $113,626,100)		113,626,100

COMMERCIAL PAPER - 66.6%
Banks - 34.8%
ANZ New Zealand International, Ltd.
0.27%, 11/16/2015 (B)	10,000,000	10,000,000
Australia & New Zealand Banking Group, Ltd.
0.25%, 11/24/2015 (B)	11,500,000	11,499,360
Barclays Bank PLC
0.49%, 04/02/2015 (B) (C)	14,900,000	14,900,000
BNP Paribas
0.13%, 01/05/2015 (B)	10,000,000	9,999,856
BNP Paribas Finance, Inc.
0.21%, 01/06/2015 (B)	1,918,000	1,917,944
Mizuho Funding LLC
0.19%, 01/06/2015 (B)	13,000,000	12,999,666
0.23%, 04/01/2015 (B)	13,000,000	12,992,687
PNC Bank NA
0.31%, 05/01/2015 - 05/20/2015 (B)	20,000,000	20,001,145
0.35%, 07/13/2015 - 09/04/2015 (B)	7,000,000	6,984,289
Skandinaviska Enskilda Banken AB
0.26%, 03/17/2015 (B)	10,000,000	9,994,583
0.27%, 02/27/2015, 144A (B)	10,000,000	9,995,725
Standard Chartered Bank
0.29%, 03/02/2015 (B)	7,000,000	6,996,675
0.37%, 05/13/2015, 144A (B)	18,000,000	17,975,580
Sumitomo Mitsui Banking Corp.
0.20%, 01/05/2015 (B)	15,000,000	14,999,667
0.24%, 01/02/2015, 144A (B)	10,000,000	9,999,933
Swedbank AB
0.24%, 01/06/2015 (B)	8,000,000	7,999,739
US Bank NA
0.10%, 01/02/2015 (B)	27,500,000	27,500,000

	Principal	Value
COMMERCIAL PAPER (continued)
Banks (continued)
Westpac Banking Corp.
0.23%, 01/02/2015, 144A (B)	$ 2,820,000	$ 2,819,982
0.24%, 08/03/2015 (B)	22,000,000	21,998,811

		231,575,642

Chemicals - 0.9%
Ecolab, Inc.
0.38%, 01/16/2015 (B)	3,100,000	3,099,509
Monsato Co.
0.38%, 01/23/2015 (B)	3,100,000	3,099,280

		6,198,789

Consumer Finance - 2.0%
Toyota Motor Credit Corp.
0.22%, 01/26/2015 (B)	13,500,000	13,500,000

Diversified Financial Services - 22.5%
Alpine Securitization Corp.
0.22%, 01/02/2015 (B)	13,000,000	12,999,921
0.26%, 01/05/2015 (B)	7,000,000	6,999,798
Chariot Funding LLC
0.27%, 04/24/2015, 144A (B)	8,000,000	7,993,220
Ciesco LLC
0.25%, 03/05/2015 (B)	5,000,000	4,997,812
Collateralized Commercial Paper II Co. LLC
0.37%, 03/05/2015, 144A (B)	14,000,000	13,990,935
0.38%, 05/15/2015 (B)	12,000,000	11,983,027
Gemini Securitization Corp. LLC
0.20%, 01/06/2015 (B)	13,700,000	13,699,619
0.21%, 01/02/2015 (B)	2,500,000	2,499,985
0.34%, 01/05/2015 (B)	14,000,000	13,999,471
ING US Funding LLC
0.26%, 01/26/2015 (B)	4,619,000	4,618,166
JPMorgan Securities LLC
0.45%, 10/26/2015 (B)	15,000,000	14,944,125
Kells Funding LLC
0.24%, 04/05/2015, 144A (B)	12,250,000	12,250,000
0.24%, 03/26/2015 (B)	10,000,000	10,000,527
Thunder Bay Funding LLC
0.27%, 07/01/2015 (B)	14,000,000	13,981,100
Victory Receivables Corp.
0.17%, 01/05/2015 (B)	5,000,000	4,999,906

		149,957,612

Electric Utilities - 3.2%
Duke Energy Corp.
0.32%, 01/02/2015 (B)	3,100,000	3,099,972
Southern Co. Funding Co.
0.27%, 01/14/2015 (B)	15,000,000	14,998,538
Westar Energy, Inc.
0.32%, 01/07/2015 (B)	3,100,000	3,099,835

		21,198,345

Oil, Gas & Consumable Fuels - 0.9%
Devon Energy Corp.
0.47%, 01/26/2015 (B)	3,200,000	3,198,956
South Carolina Fuel Co.
0.33%, 01/06/2015 (B)	3,100,000	3,099,858

		6,298,814

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Money Market VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
COMMERCIAL PAPER (continued)
Software - 2.3%
Manhattten Asset Funding Co. LLC
0.21%, 02/18/2015 (B)	$ 15,000,000	$ 14,995,800

Total Commercial Paper (Cost $443,725,002)		443,725,002

DEMAND NOTE - 2.3%
Capital Markets - 2.3%
Goldman Sachs & Co.
0.39%, 01/09/2015 (C)	15,000,000	15,000,000

Total Demand Note (Cost $15,000,000)		15,000,000

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.9%
Federal Home Loan Bank Discount Notes
0.05%, 01/05/2015 (B)	5,000,000	4,999,972
0.06%, 01/02/2015 - 01/09/2015 (B)	10,000,000	9,999,957
0.14%, 02/20/2015 (B)	4,600,000	4,599,137

Total Short-Term U.S. Government Agency Obligations (Cost $19,599,066)		19,599,066

REPURCHASE AGREEMENTS - 10.7%
Barclays Capital, Inc. 0.06% (B), dated 12/31/2014, to be repurchased at $16,200,054 on 01/02/2015. Collateralized by U.S. Government Agency Obligations, 5.89% - 6.33%, due 04/20/2036 - 11/15/2043, and with a total value of $16,524,000.	16,200,000	16,200,000

	Principal	Value
REPURCHASE AGREEMENTS (continued)

Goldman Sachs & Co. 0.08% (B), dated 12/31/2014, to be repurchased at $27,500,122 on 01/02/2015. Collateralized by U.S. Government Agency Obligations, 0%, due 11/15/2032 - 02/15/2043, and with a total value of $28,050,011.

	$ 27,500,000	$ 27,500,000
ING Financial Markets LLC 0.07% (B), dated 12/31/2014, to be repurchased at $27,500,107 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 10/01/2042, and with a value of $28,053,561.	27,500,000	27,500,000
State Street Bank & Trust Co. 0.01% (B), dated 12/31/2014, to be repurchased at $85,150 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 02/25/2042, and with a value of $89,070.	85,150	85,150

Total Repurchase Agreements (Cost $71,285,150)		71,285,150

Total Investments (Cost $681,235,318) (D)		681,235,318
Net Other Assets (Liabilities) - (2.2)%		(14,736,904)

Net Assets - 100.0%		$ 666,498,414

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Corporate Debt Security	$—	$18,000,000	$—	$18,000,000
Certificates of Deposit	—	113,626,100	—	113,626,100
Commercial Paper	—	443,725,002	—	443,725,002
Demand Note	—	15,000,000	—	15,000,000
Short-Term U.S. Government Agency Obligations	—	19,599,066	—	19,599,066
Repurchase Agreements	—	71,285,150	—	71,285,150

Total Investments	$—	$681,235,318	$—	$681,235,318

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate security. Rate is disclosed as of December 31, 2014.
(B)	Rate disclosed reflects the yield at December 31, 2014.
(C)	Total aggregate value of illiquid securities is $29,900,000, representing 4.49% of the Portfolio’s net assets.
(D)	Aggregate cost for federal income tax purposes is $681,235,318.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Money Market VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

DEFINITIONS:

144A	144A securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities aggregated $93,025,375, representing 13.96% of the Portfolio’s net assets.
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Money Market VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $609,950,168)	$609,950,168
Repurchase agreement, at value (cost $71,285,150)	71,285,150
Receivables:
Shares sold	39,368
Interest	139,601
Prepaid expenses	4,773

Total assets	681,419,060

Liabilities:
Payables and other liabilities:
Shares redeemed	767,826
Investments purchased	13,981,100
Investment advisory fees	97,913
Distribution and service fees	246
Administration fees	14,691
Transfer agent fees	1,729
Trustees fees	222
Audit and tax fees	14,038
Printing and shareholder reports fees	41,827
Other	1,054

Total liabilities	14,920,646

Net assets	$666,498,414

Net assets consist of:
Capital stock ($0.01 par value)	$6,664,995
Additional paid-in capital	659,833,419

Net assets	$666,498,414

Net assets by class:
Initial Class	$239,293,230
Service Class	427,205,184

Shares outstanding:
Initial Class	239,294,030
Service Class	427,205,465

Net asset value and offering price per share:
Initial Class	$1.00
Service Class	1.00

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Interest income	$1,480,992

Total investment income	1,480,992

Expenses:
Investment advisory fees	2,230,135
Distribution and service fees:
Service Class	982,817
Administration fees	159,295
Transfer agent fees	9,544
Trustees fees	23,442
Audit and tax fees	20,595
Custody fees	112,151
Legal fees	35,903
Printing and shareholder reports fees	49,288
Other	34,133

Total expenses	3,657,303

Portfolio expenses (waived/reimbursed) recaptured	(1,225,004)
Class expenses (waived/reimbursed) recaptured:
Service Class	(982,809)

Total expenses (waived/reimbursed) recaptured	(2,207,813)

Net expenses	1,449,490

Net investment income (loss)	31,502

Net increase (decrease) in net assets resulting from operations	$31,502

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Money Market VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$31,502	$32,612
Net increase (decrease) in net assets resulting from operations	31,502	32,612

Distributions to shareholders:
Net investment income:
Initial Class	(12,477)	(13,590)
Service Class	(20,104)	(19,022)
Total distributions from net investment income	(32,581)	(32,612)

Capital share transactions:
Proceeds from shares sold:
Initial Class	95,772,066	124,024,143
Service Class	308,210,360	506,266,198
	403,982,426	630,290,341
Dividends and distributions reinvested:
Initial Class	12,477	13,590
Service Class	20,104	19,022
	32,581	32,612
Cost of shares redeemed:
Initial Class	(113,346,247)	(149,094,297)
Service Class	(257,646,797)	(455,056,905)
	(370,993,044)	(604,151,202)
Net increase (decrease) in net assets resulting from capital share transactions	33,021,963	26,171,751
Net increase (decrease) in net assets	33,020,884	26,171,751

Net assets:
Beginning of year	633,477,530	607,305,779
End of year	$666,498,414	$633,477,530
Undistributed (distributions in excess of) net investment income (loss)	$—	$817

Capital share transactions - shares:
Shares issued:
Initial Class	95,772,066	124,024,143
Service Class	308,210,360	506,266,198
	403,982,426	630,290,341
Shares reinvested:
Initial Class	12,477	13,590
Service Class	20,104	19,022
	32,581	32,612
Shares redeemed:
Initial Class	(113,346,247)	(149,094,297)
Service Class	(257,646,797)	(455,056,905)
	(370,993,044)	(604,151,202)

Net increase (decrease) in shares outstanding:
Initial Class	(17,561,704)	(25,056,564)
Service Class	50,583,667	51,228,315
	33,021,963	26,171,751

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Money Market VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014		December 31, 2013		December 31, 2012		December 31, 2011		December 31, 2010
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations:
Net investment income (loss) (A)	0.00	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Total investment operations	0.00	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Distributions:
Net investment income	(0.00	)(B)	—	(B)	—	(B)	—	(B)	—	(B)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (C)	0.01%		—	%(D)	—	%(D)	—	%(D)	—	%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$239,293		$256,856		$281,912		$356,818		$393,768
Expenses to average net assets
After (waiver/reimbursement) recapture	0.23	%(E)	0.26	%(E)	0.30	%(E)	0.21	%(E)	0.23	%(E)
Before (waiver/reimbursement) recapture	0.42%		0.42%		0.42%		0.43%		0.40%
Net investment income (loss) to average net assets	0.00	%(D)	0.01%		0.01%		—	%(D)	0.01%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Rounds to less than 0.01% or (0.01)%.
(E)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. Refer to the Notes to Financial Statements for details.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014		December 31, 2013		December 31, 2012		December 31, 2011		December 31, 2010
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations:
Net investment income (loss) (A)	0.00	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Total investment operations	0.00	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Distributions:
Net investment income	(0.00	)(B)	—	(B)	—	(B)	—	(B)	—	(B)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (C)	0.01%		—	%(D)	—	%(D)	—	%(D)	—	%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$427,205		$376,622		$325,394		$339,865		$247,082
Expenses to average net assets
After (waiver/reimbursement) recapture	0.23	%(E)	0.25	%(E)	0.30	%(E)	0.21	%(E)	0.23	%(E)
Before (waiver/reimbursement) recapture	0.67%		0.67%		0.67%		0.68%		0.65%
Net investment income (loss) to average net assets	0.00	%(D)	0.01%		0.01%		—	%(D)	0.01%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Rounds to less than 0.01% or (0.01)%.
(E)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. Refer to the Notes to Financial Statements for details.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Money Market VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon Money Market VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities at December 31, 2014, if any, are identified in the Schedule of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2014.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM at an annual fee of 0.35% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.57%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts recaptured by TAM. There were no additional amounts available for recapture by TAM as of December 31, 2014.

In addition to the advisory fee waiver for Transamerica Aegon Money Market VP, TAM or any of its affiliates waive fees or reimburse expenses of one or more classes of Transamerica Aegon Money Market VP in order to avoid a negative yield. At any point in which Transamerica Aegon Money Market VP, or any classes thereof, achieves a positive yield, the expenses previously waived or reimbursed within the succeeding 36 months pursuant to this paragraph may be reimbursed to TAM, to the extent that such reimbursement does not cause classes of Transamerica Aegon Money Market VP to experience a negative yield. Waived expenses related to the maintenance of the yield are included in the Statement of Operations, within the Class expenses (waived/reimbursed) recaptured. For the year ended December 31, 2014 and year ended December 31, 2013, the amounts waived were as follows:

Portfolio/Class	2014 Amount Waived	2014 Amount Waived	2013 Amount Waived	2013 Amount Waived
Portfolio Level	$1,225,004	0.19%	$1,039,793	0.16%
Service Class	982,809	0.25	931,058	0.25

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, distributions in excess of earnings.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(262)
Undistributed (distributions in excess of) net investment income (loss)	262
Accumulated net realized gain (loss)	—

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 4. (continued)

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$32,581
Long-Term Capital Gain	—
2013 Distributions paid from:
Ordinary Income	$32,612
Long-Term Capital Gain	—

At December 31, 2014, the Portfolio did not have tax distributable earnings.

NOTE 5. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

In July 2014, the Securities and Exchange Commission voted to amend Rule 2a-7, which governs money market funds. A significant change resulting from these amendments is a requirement that institutional prime and institutional municipal money market funds transact fund shares based on a market-based NAV. Government, treasury, retail prime and retail municipal money market funds may continue to transact fund shares at an NAV calculated using the amortized cost valuation method. Among additional disclosure and other requirements, the amendments also will permit a money market fund, or, in certain circumstances, require a money market fund (other than a government money market fund which satisfies the requirements of the amended rules) to impose liquidity fees on redemptions, and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). The amendments have staggered compliance dates; however, the majority of these amendments will be effective on October 14, 2016, two years after the effective date for the rule amendments. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact to the Portfolios’ financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Aegon Money Market VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Aegon Money Market VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Aegon Money Market VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon Money Market VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon U.S. Government Securities VP

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2014, can be summarized as great expectations that were never met. This was especially true for the economic recovery and an anticipated sell-off in fixed income markets.

In the U.S., the economy got off to a poor start as severe weather led to a freeze in economic activity during the first quarter of the year. Underwhelming economic performance was not just a U.S. event, however. Lending in Europe remained low as banks shored up their balance sheets in order to pass the Eurozone’s asset quality review test. The restriction of private credit, especially to small and medium-sized enterprises, is completely contrary to what is required for an economic expansion. The resulting slowdown encompassed most of the region; even the German growth engine lost steam.

Against this backdrop, market volatility rose. Equity markets ended the year with a decent gain, but only after enduring two 5%-7% declines. Commodities experienced a major sell-off that trimmed the price of crude oil by one-third or more. In fixed income markets, lower-quality securities were jumbled by the commodities sell-off as investors worried about the future financial health of companies and countries heavily dependent on commodities production.

When all was said and done, high-quality, long-duration fixed income, most notably 30-year U.S. Treasuries, was among the best-performing asset classes. To some extent, the relative strength of long-term Treasuries was due to a divergence in global monetary policy. While the U.S. and U.K. began winding down quantitative easing (“QE”) and talking about raising interest rates, Japan and Europe moved the other direction - either increasing the QE pace or seeking alternative ways to implement QE policy. Even the largest emerging market country (China) added stimulus through numerous channels. The result was a large difference in rates on sovereign bonds. Yield-seeking investors in low-yielding countries bought debt instruments from countries offering (relatively) higher interest rates, creating a tailwind for long-term U.S. Treasuries.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Aegon U.S. Government Securities VP, Initial Class returned 4.66%. By comparison, its benchmark, the Barclays U.S. Government Index returned 4.92%.

STRATEGY REVIEW

The Portfolio underperformed the benchmark during 2014, mainly due to a modest allocation to fixed income sectors that are not included in the benchmark index, including corporate bonds and agency reverse-mortgage-backed securities. As the difference between yields of treasuries and non-treasury securities (i.e., spreads) narrowed, these riskier sectors of fixed income posted gains. Strong individual security selection in these areas also contributed to the Portfolio’s outperformance.

The benefit of this off-index allocation was partially offset by the Portfolio’s short duration position relative to the index. Overall, the Portfolio was moderately successful in navigating the market reactions to the U.S. Federal Reserve (“Fed”) activities and market expectations for the ultimate withdrawal of economic stimulus. For the majority of the year, we targeted the front end and middle of the yield curve, in anticipation of rising rates (and falling prices) among short- and intermediate-term securities; we expected rates at the long end of the yield curve to be steadier. Our focus on the front end of the curve was additive to performance, while the positioning in the intermediate portion was a modest detractor. We expected sudden, short-term movements in the treasury market to occur in response to market news and Fed announcements and actions. In keeping with this expectation, we positioned the Portfolio to be nimble, utilizing bond futures to actively manage overall duration and exposure to different points on the curve.

As the year came to a close, we continued to believe that the low level of treasury rates was not sustainable long-term, and maintained the Portfolio’s short duration. In addition, we continued to emphasize select spread products that provided potential for excess return (e.g., from spread tightening), but with an expectation that we would reduce the risk associated with these exposures as situations dictated and various market segments reached full valuation. Contribution from derivatives was positive and generated from use of futures contracts.

Doug Weih

Calvin Norris, CFA

Tyler Knight

Charles Foster, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon U.S. Government Securities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	4.66%	3.86%	4.29%	05/13/1994
Barclays U.S. Government Index(A)	4.92%	3.70%	4.29%
Service Class	4.42%	3.61%	4.04%	05/1/2003

(A) The Barclays U.S. Government Index is an unmanaged index used as a general measure of market performance. Calculation assumed dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on 10 years. You cannot invest directly in an index. The Barclays U.S. Government Index is comprised of U.S. Treasuries and U.S. agency debentures.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Portfolio shares are not guaranteed by the U.S. government. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon U.S. Government Securities VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized (C) Expense Ratio
Initial Class	$1,000.00	$1,016.90	$3.15	$1,022.10	$3.16	0.62%
Service Class	1,000.00	1,015.20	4.37	1,020.90	4.38	0.86

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	47.0%
U.S. Government Agency Obligations	23.8
Securities Lending Collateral	14.6
Corporate Debt Securities	12.2
Asset-Backed Securities	9.7
Repurchase Agreement	2.9
Municipal Government Obligations	2.7
Mortgage-Backed Securities	0.5
Net Other Assets (Liabilities) ^	(13.4)
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, securities sold short, TBA short commitments, and cash collateral.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 47.0%
U.S. Treasury Bond
2.75%, 11/15/2042	$ 12,800,000	$ 12,786,995
3.13%, 08/15/2044 (A)	2,000,000	2,153,124
3.38%, 05/15/2044	9,000,000	10,132,029
3.50%, 02/15/2039	9,000,000	10,336,644
6.13%, 08/15/2029 (A)	3,000,000	4,386,327
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/2019 (A)	8,106,960	8,017,654
0.38%, 07/15/2023	5,101,700	5,043,908
U.S. Treasury Note
0.13%, 04/30/2015	3,000,000	3,000,702
0.25%, 05/15/2015 (A)	3,000,000	3,002,109
0.25%, 12/31/2015	5,255,000	5,254,180
0.38%, 11/15/2015	4,000,000	4,003,752
0.50%, 07/31/2017	26,000,000	25,705,472
0.88%, 02/28/2017 (A)	10,000,000	10,024,220
1.00%, 09/30/2016 - 09/15/2017 (A)	34,000,000	34,079,771
1.38%, 09/30/2018	3,100,000	3,097,092
1.50%, 12/31/2018 - 10/31/2019	13,710,000	13,653,987
1.50%, 11/30/2019 (A)	5,500,000	5,465,196
1.75%, 09/30/2019	10,000,000	10,058,590
2.00%, 09/30/2020	3,700,000	3,737,289
2.38%, 08/15/2024	8,125,000	8,275,442

Total U.S. Government Obligations (Cost $178,751,610)		182,214,483

U.S. GOVERNMENT AGENCY OBLIGATIONS - 23.8%
Federal Home Loan Mortgage Corp.
6.25%, 07/15/2032	5,000,000	7,308,170
Federal Home Loan Mortgage Corp. REMIC
4.00%, 08/15/2028 - 02/15/2029	2,991,855	3,136,171
5.00%, 07/15/2018	748,638	753,105
Federal National Mortgage Association
1.98%, 06/25/2021	919,304	925,973
3.22%, 02/01/2015	11,013,135	11,006,210
Government National Mortgage Association
4.00%, 08/20/2037	1,222,452	1,248,167
4.58%, 06/20/2062	9,957,115	10,804,744
4.60%, 10/20/2061	9,647,565	10,385,111
4.65%, 08/20/2061	9,846,394	10,620,251
4.66%, 09/20/2061 - 10/20/2061	17,310,500	18,627,781
4.70%, 07/20/2061 - 12/20/2061	16,259,100	17,535,194
Overseas Private Investment Corp. 5.14%, 12/15/2023	32,363	36,119

Total U.S. Government Agency Obligations (Cost $92,495,408)		92,386,996

MORTGAGE-BACKED SECURITIES - 0.5%
BCAP LLC Trust Series 2009-RR6, Class 2A1 2.55%, 08/26/2035, 144A (B)	1,407,363	1,402,768
Citigroup Mortgage Loan Trust Series 2010-10, Class 4A1 4.00%, 01/25/2036, 144A	627,362	640,839

Total Mortgage-Backed Securities (Cost $1,985,009)		2,043,607

	Principal	Value
ASSET-BACKED SECURITIES - 9.7%
Access to Loans for Learning Student Loan Corp.
Series 2012-1, Class A
0.87%, 07/25/2036 (B)	$ 7,377,190	$ 7,456,834
Educational Services of America, Inc. Series 2012-2, Class A 0.90%, 04/25/2039, 144A (B)	5,316,379	5,329,351
EFS Volunteer No. 3 LLC Series 2012-1, Class A1 0.76%, 10/25/2021, 144A (B)	2,585,578	2,589,004
HSBC Home Equity Loan Trust
Series 2006-3, Class A4
0.41%, 03/20/2036 (B)	4,160,037	4,126,948
Series 2007-1, Class A4
0.53%, 03/20/2036 (B)	2,938,000	2,886,626
SLM Student Loan Trust Series 2012-7, Class A1 0.33%, 02/27/2017 (B)	1,445,263	1,444,425
South Carolina Student Loan Corp. Series 2010-1, Class A2 1.23%, 07/25/2025 (B)	8,987,055	9,056,165
U.S. Small Business Administration Series 2012-10B, Class 1 2.25%, 09/10/2022	4,924,588	4,833,463

Total Asset-Backed Securities (Cost $36,726,222)		37,722,816

MUNICIPAL GOVERNMENT OBLIGATIONS - 2.7%
North Texas Higher Education Authority, Inc., Revenue Bonds
Series 1
1.16%, 12/01/2034 (B)	6,693,826	6,764,245
Vermont Student Assistance Corp., Certificate of Obligation 0.87%, 07/28/2034 (B)	3,635,439	3,622,606

Total Municipal Government Obligations (Cost $10,312,397)		10,386,851

CORPORATE DEBT SECURITIES - 12.2%
Aerospace & Defense - 0.4%
Exelis, Inc. 5.55%, 10/01/2021	1,385,000	1,494,746

Banks - 1.7%
Barclays Bank PLC 10.18%, 06/12/2021, 144A	1,440,000	1,933,328
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 11.00%, 06/30/2019, 144A (B) (C)	1,400,000	1,801,800
ING Bank NV 5.80%, 09/25/2023, 144A	1,500,000	1,663,919
Societe Generale SA 5.75%, 04/20/2016, 144A	1,323,000	1,385,316

		6,784,363

Beverages - 0.5%
Anheuser-Busch InBev Worldwide, Inc.
9.75%, 11/17/2015 (A)	BRL 5,000,000	1,824,543

Building Products - 0.4%
Owens Corning 4.20%, 12/15/2022	$ 1,500,000	1,522,319

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets - 0.4%
Morgan Stanley 3.75%, 02/25/2023	$ 1,500,000	$ 1,538,731

Consumer Finance - 0.6%
Discover Financial Services 3.85%, 11/21/2022	2,300,000	2,340,025

Diversified Financial Services - 3.3%
Ford Motor Credit Co. LLC 4.25%, 09/20/2022	1,410,000	1,496,101
JPMorgan Chase & Co. 5.15%, 05/01/2023 (A) (B) (C)	1,700,000	1,601,400
Portmarnock Leasing LLC 1.74%, 10/22/2024	2,541,408	2,444,598
Private Export Funding Corp. 4.55%, 05/15/2015	7,000,000	7,112,392

		12,654,491

Diversified Telecommunication Services - 1.1%
CenturyLink, Inc. 5.80%, 03/15/2022	1,170,000	1,213,875
Unison Ground Lease Funding LLC 6.39%, 04/15/2040, 144A	1,750,000	2,005,582
Verizon Communications, Inc. 4.50%, 09/15/2020	875,000	950,038

		4,169,495

Insurance - 2.0%
Fidelity National Financial, Inc. 5.50%, 09/01/2022	1,750,000	1,906,578
Nippon Life Insurance Co. 5.00%, 10/18/2042, 144A (B)	1,025,000	1,068,153
Stone Street Trust 5.90%, 12/15/2015, 144A	2,500,000	2,602,405
ZFS Finance USA Trust II 6.45%, 12/15/2065, 144A (B)	2,100,000	2,212,707

		7,789,843

Media - 0.4%
Clear Channel Worldwide Holdings, Inc.
7.63%, 03/15/2020	1,675,000	1,762,937

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels - 0.3%
Energy Transfer Partners, LP 7.60%, 02/01/2024	$ 1,000,000	$ 1,224,149

Road & Rail - 0.6%
Aviation Capital Group Corp. 7.13%, 10/15/2020, 144A	2,000,000	2,302,102

Wireless Telecommunication Services - 0.5%
WCP Wireless Site Funding / WCP Wireless Site RE Funding 4.14%, 11/15/2040, 144A	2,078,129	2,108,399

Total Corporate Debt Securities (Cost $46,018,826)		47,516,143

	Shares	Value
SECURITIES LENDING COLLATERAL - 14.6%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (D)	56,750,905	56,750,905

Total Securities Lending Collateral (Cost $56,750,905)		56,750,905

	Principal	Value
REPURCHASE AGREEMENT - 2.9%
State Street Bank & Trust Co. 0.01% (D), dated 12/31/2014, to be repurchased at $11,110,570 on 01/02/2015. Collateralized by U.S. Government Agency Obligations, 3.00%, due 03/01/2033 - 11/01/2033, and with a total value of $11,333,592.	$ 11,110,563	11,110,563

Total Repurchase Agreement (Cost $11,110,563)		11,110,563

Total Investments (Cost $434,150,940) (E)		440,132,364
Net Other Assets (Liabilities) - (13.4)%		(52,091,818)

Net Assets - 100.0%		$ 388,040,546

FUTURES CONTRACTS: (F)
Description	Type	Number of Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note	Long	145	03/31/2015	$15,516
10-Year U.S. Treasury Note	Long	165	03/20/2015	136,067

Total				$151,583

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
U.S. Government Obligations	$—	$182,214,483	$—	$182,214,483
U.S. Government Agency Obligations	—	92,386,996	—	92,386,996
Mortgage-Backed Securities	—	2,043,607	—	2,043,607
Asset-Backed Securities	—	37,722,816	—	37,722,816
Municipal Government Obligations	—	10,386,851	—	10,386,851
Corporate Debt Securities	—	47,516,143	—	47,516,143
Securities Lending Collateral	56,750,905	—	—	56,750,905
Repurchase Agreement	—	11,110,563	—	11,110,563

Total Investments	$56,750,905	$383,381,459	$—	$440,132,364

Derivative Financial Instruments
Futures Contracts (H)	$151,583	$—	$—	$151,583

Total Derivative Financial Instruments	$151,583	$—	$—	$151,583

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $55,607,781. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Floating or variable rate security. Rate is disclosed as of December 31, 2014.
(C)	The security has a perpetual maturity; the date shown is the next call date.
(D)	Rate disclosed reflects the yield at December 31, 2014.
(E)	Aggregate cost for federal income tax purposes is $434,187,832. Aggregate gross unrealized appreciation and depreciation for all securities is $8,462,963 and $2,518,431, respectively. Net unrealized appreciation for tax purposes is $5,944,532.
(F)	Cash in the amount of $328,500 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(G)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(H)	Derivative financial instrument valued at unrealized appreciation (depreciation).

DEFINITION:

144A	144A securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities aggregated $29,045,673, representing 7.49% of the Portfolio’s net assets.

CURRENCY ABBREVIATION:

BRL	Brazilian Real

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $423,040,377) (including securities loaned of $55,607,781)	$429,021,801
Repurchase agreement, at value (cost $11,110,563)	11,110,563
Cash on deposit with broker	328,500
Cash	77,000
Receivables:
Shares sold	1,061,236
Interest	1,579,653
Net income from securities lending	6,645
Variation margin receivable on derivative financial instruments	1,953,486
Prepaid expenses	5,475

Total assets	445,144,359

Liabilities:
Payables and other liabilities:
Shares redeemed	8,824
Investment advisory fees	194,592
Distribution and service fees	63,040
Administration fees	8,845
Transfer agent fees	928
Trustees fees	138
Audit and tax fees	14,784
Printing and shareholder reports fees	60,943
Other	814
Collateral for securities on loan	56,750,905

Total liabilities	57,103,813

Net assets	$388,040,546

Net assets consist of:
Capital stock ($0.01 par value)	$313,895
Additional paid-in capital	373,411,798
Undistributed (distributions in excess of) net investment income (loss)	6,633,286
Accumulated net realized gain (loss)	1,548,934
Net unrealized appreciation (depreciation) on:
Investments	5,981,424
Futures contracts	151,583
Translation of assets and liabilities denominated in foreign currencies	(374)

Net assets	$388,040,546

Net assets by class:
Initial Class	$111,202,895
Service Class	276,837,651

Shares outstanding:
Initial Class	9,147,536
Service Class	22,241,922

Net asset value and offering price per share:
Initial Class	$12.16
Service Class	12.45

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Interest income	$9,417,220
Net income from securities lending	50,082

Total investment income	9,467,302

Expenses:
Investment advisory fees	2,131,445
Distribution and service fees:
Service Class	665,235
Administration fees	96,884
Transfer agent fees	5,430
Trustees fees	14,555
Audit and tax fees	18,685
Custody fees	52,430
Legal fees	18,927
Printing and shareholder reports fees	47,685
Other	26,563

Total expenses	3,077,839

Net investment income (loss)	6,389,463

Net realized gain (loss) on:
Investments	1,477,434
Futures contracts	119,573
Foreign currency transactions	(5,601)

Net realized gain (loss)	1,591,406

Net change in unrealized appreciation (depreciation) on:
Investments	9,096,712
Futures contracts	362,833
Translation of assets and liabilities denominated in foreign currencies	(68)

Net change in unrealized appreciation (depreciation)	9,459,477

Net realized and change in unrealized gain (loss)	11,050,883

Net increase (decrease) in net assets resulting from operations	$17,440,346

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$6,389,463	$12,645,038
Net realized gain (loss)	1,591,406	7,270,659
Net change in unrealized appreciation (depreciation)	9,459,477	(40,700,278)
Net increase (decrease) in net assets resulting from operations	17,440,346	(20,784,581)

Distributions to shareholders:
Net investment income:
Initial Class	(4,456,931)	(7,780,960)
Service Class	(9,086,728)	(7,906,108)
Total distributions from net investment income	(13,543,659)	(15,687,068)
Net realized gains:
Initial Class	(1,871,481)	(7,280,988)
Service Class	(4,281,322)	(8,763,053)
Total distributions from net realized gains	(6,152,803)	(16,044,041)
Total distributions to shareholders	(19,696,462)	(31,731,109)

Capital share transactions:
Proceeds from shares sold:
Initial Class	19,372,160	14,187,227
Service Class	131,195,720	308,249,145
	150,567,880	322,436,372
Dividends and distributions reinvested:
Initial Class	6,328,412	15,061,948
Service Class	13,368,050	16,669,161
	19,696,462	31,731,109
Cost of shares redeemed:
Initial Class	(228,901,801)	(102,656,084)
Service Class	(153,487,045)	(617,616,755)
	(382,388,846)	(720,272,839)
Net increase (decrease) in net assets resulting from capital share transactions	(212,124,504)	(366,105,358)
Net increase (decrease) in net assets	(214,380,620)	(418,621,048)

Net assets:
Beginning of year	602,421,166	1,021,042,214
End of year	$388,040,546	$602,421,166
Undistributed (distributions in excess of) net investment income (loss)	$6,633,286	$13,538,160

Capital share transactions - shares:
Shares issued:
Initial Class	1,571,507	1,095,450
Service Class	10,428,210	23,274,529
	11,999,717	24,369,979
Shares reinvested:
Initial Class	526,929	1,235,599
Service Class	1,085,950	1,338,889
	1,612,879	2,574,488
Shares redeemed:
Initial Class	(18,467,556)	(7,903,833)
Service Class	(12,145,205)	(46,984,763)
	(30,612,761)	(54,888,596)

Net increase (decrease) in shares outstanding:
Initial Class	(16,369,120)	(5,572,784)
Service Class	(631,045)	(22,371,345)
	(17,000,165)	(27,944,129)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon U.S. Government Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$12.33	$13.23	$13.13	$12.75	$12.89
Investment operations:
Net investment income (loss) (A)	0.23	0.23	0.24	0.32	0.35
Net realized and unrealized gain (loss)	0.34	(0.53)	0.42	0.65	0.22
Total investment operations	0.57	(0.30)	0.66	0.97	0.57
Distributions:
Net investment income	(0.52)	(0.31)	(0.23)	(0.37)	(0.41)
Net realized gains	(0.22)	(0.29)	(0.33)	(0.22)	(0.30)
Total distributions	(0.74)	(0.60)	(0.56)	(0.59)	(0.71)
Net asset value, end of year	$12.16	$12.33	$13.23	$13.13	$12.75
Total return (B)	4.66%	(2.23)%	5.06%	7.69%	4.40%
Ratio and supplemental data:
Net assets end of year (000’s)	$111,203	$314,640	$411,429	$331,980	$190,139
Expenses to average net assets	0.62%	0.62%	0.61%	0.62%	0.61%
Net investment income (loss) to average net assets	1.81%	1.75%	1.76%	2.46%	2.69%
Portfolio turnover rate	74%	38%	86%	184%	110%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$12.58	$13.47	$13.37	$12.98	$13.10
Investment operations:
Net investment income (loss) (A)	0.20	0.20	0.20	0.28	0.32
Net realized and unrealized gain (loss)	0.35	(0.54)	0.43	0.66	0.23
Total investment operations	0.55	(0.34)	0.63	0.94	0.55
Distributions:
Net investment income	(0.46)	(0.26)	(0.20)	(0.33)	(0.37)
Net realized gains	(0.22)	(0.29)	(0.33)	(0.22)	(0.30)
Total distributions	(0.68)	(0.55)	(0.53)	(0.55)	(0.67)
Net asset value, end of year	$12.45	$12.58	$13.47	$13.37	$12.98
Total return (B)	4.42%	(2.49)%	4.79%	7.37%	4.22%
Ratio and supplemental data:
Net assets end of year (000’s)	$276,838	$287,781	$609,613	$632,119	$407,799
Expenses to average net assets	0.87%	0.87%	0.86%	0.87%	0.86%
Net investment income (loss) to average net assets	1.58%	1.48%	1.52%	2.17%	2.43%
Portfolio turnover rate	74%	38%	86%	184%	110%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon U.S. Government Securities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Futures contracts: The Portfolio is subject to equity and commodity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Open futures contracts at December 31, 2014, if any, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is shown on the Statement of Assets and Liabilities.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuation.

TBA commitments held at December 31, 2014, if any, are identified in the Schedule of Investments. Open balances at December 31, 2014, if any, are included in the payable or receivable for investments purchased or sold in the Statement of Assets and Liabilities.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agree to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price.

The Portfolio’s average borrowings for the year ended December 31, 2014 were as follows:

Average daily borrowing	Number of days outstanding	Weighted average interest rate
$9,803,938	2	0.03%

Open reverse repurchase agreements at December 31, 2014, if any, are included in the Schedule of Investments and are reflected as a liability in the Statement of Assets and Liabilities.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Open when-issued securities at December 31, 2014, if any, are identified in the Schedule of Investments. Open trades, if any, are reflected as When-issued securities purchased in the Statement of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS. TIPS are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Open TIPS at December 31, 2014, if any, are listed in the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statement of Operations with a corresponding adjustment to cost.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models based that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include TBA securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter(“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2014:

	Market Value	Percentage of Net Assets
Transamerica International Moderate Growth VP	$77,676	0.02%

Investment advisory fees: The Portfolio pays management fees to TAM at an annual fee of 0.55% on daily Average Net Assets (“ANA”).

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.63%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, the amount waived/reimbursed by TAM was $22,530. During the year ended December 31, 2014, the amount recaptured by TAM was $22,530. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$ —	$ 276,227,172	$161,176,884	$ 322,036,111

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2013	Ending number of positions at December 31, 2014	Average number of positions (A)
Futures contracts	2	2	2

(A)	Calculated based on positions held at each month end during the current year.

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Total
Asset derivatives
Net unrealized appreciation on futures contracts (A) (B)	$151,583	$151,583
Total gross amount of assets (C)	$151,583	$151,583

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Total
Net realized gain (loss) on:
Futures contracts	$119,573	$119,573
Net change in unrealized appreciation (depreciation) on:
Futures contracts	362,833	362,833
Total	$482,406	$482,406

NOTE 6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, foreign currency transactions, paydown gain/loss, futures contracts, and TIPS adjustments.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. (continued)

differences to reflect tax character. The differences are primarily due to foreign currency gains and losses and paydown gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (distributions in excess of) net investment income (loss)	249,322
Accumulated net realized gain (loss)	(249,322)

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$13,543,659
Long-Term Capital Gain	6,152,803
2013 Distributions paid from:
Ordinary Income	$29,298,224
Long-Term Capital Gain	2,432,885

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$7,410,687
Undistributed Long-Term Capital Gain	960,008
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	5,944,158

NOTE 7. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Aegon U.S. Government Securities VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Aegon U.S. Government Securities VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Aegon U.S. Government Securities VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Aegon U.S. Government Securities VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $6,152,803 for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

(unaudited)

MARKET ENVIRONMENT

Global economic growth diverged sharply in 2014, with the U.S. economy picking up momentum, even as Europe and China slowed. This divergence became a major catalyst for asset-class returns last year. In the stock markets, the U.S. outpaced its international counterparts. The S&P 500® returned 13.69% for the year ended December 31, 2014 not far from its record high, boosted by strong corporate profits. By contrast, the developed-international and emerging markets posted full-year losses, weighed down by concerns about weak economic growth and capital outflows. This slowing growth abroad helped to push many global bond yields lower. In arguably the surprise of the year, the U.S. 10-year Treasury yield declined 80 basis points, to just 2.2%, from 3.0% at the start of the year. As a result, bond returns were positive: global bonds increased 7.6% and U.S. taxable bonds returned 6%. Longer-duration bonds, which are more interest-rate sensitive, had even higher returns. Oil prices tumbled 50% from their recent high in July, as rising supply combined with below- expected demand. This was a major factor in commodities posting poor results for the full year.

Equity-market volatility had another year where it remained below average. However, toward the end of the period risk rose as investors reacted to a combination of lackluster growth in most of the world outside the U.S. and low and even declining inflation prompted by a sharp decline in oil prices.

PERFORMANCE

For the year ended December 31, 2014, Transamerica AllianceBernstein Dynamic Allocation VP, Initial Class returned 5.56%. By comparison, its primary, secondary, and additional benchmarks, the Barclays U.S. Aggregate Bond Index, the MSCI World Index, and the Transamerica AllianceBernstein Dynamic Allocation VP Blended Benchmark (“blended benchmark”), returned 5.97%, 5.50% and 5.88%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 65% and the MSCI World Index 35%.

STRATEGY REVIEW

For the year of 2014, the Portfolio outperformed its benchmark gross of fees and underperformed net of fees. Our equity overweight slightly added to performance but, within stocks, developed-international and emerging market holdings detracted. The decision to diversify across other assets classes hurt performance given the strong returns of U.S. equities and global bonds; allocations to high yield detracted. An overweight to the U.S. dollar as a result of currency hedging contributed to performance.

Throughout the year, we had an overweight in risk assets with U.S. equities and developed international equities in excess of benchmark weights; although the degree and composition of the overweight varied as market conditions changed. This position was supported by our view that easy money policies of central banks would continue to provide liquidity to markets creating conditions with low interest rates and where equity volatility was also likely to remain low. At the same time, strong corporate balance sheets and earnings trends offset slightly rich equity valuations. Through the year, the Portfolio maintained a regional bias towards developed-international equity markets - particularly in Europe and Japan - as a result of more favorable valuations. However, the extent and composition of the overweight varied over the year. Our position in emerging market equities and was small throughout the year due to growth concerns around emerging economies and given subdued prospects for inflation. We remained underweight bonds through most of the year and held a modest amount of cash at times to further reduce portfolio duration.

The Portfolio utilized equity futures, fixed income futures, currency forwards and equity total return swaps for both hedging and investment purposes. Equity options, swaptions and interest rate swaps were used for hedging purposes. Credit default swaps were used for investment purposes. Derivatives positively contributed to performance during the period.

Daniel Loewy, CFA

Vadim Zlotnikov

Co-Portfolio Managers

AllianceBernstein L.P.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	5.56%	5.97%	4.23%	05/01/2002
Barclays U.S. Aggregate Bond Index (A) (B)	5.97%	4.45%	4.71%
MSCI World Index (A) (C)	5.50%	10.81%	6.61%
Transamerica AllianceBernstein Dynamic Allocation VP Blended Benchmark (A) (B) (C)	5.88%	6.91%	5.68%
Service Class	5.36%	5.74%	4.00%	05/01/2003

(A) The Transamerica AllianceBernstein Dynamic Allocation VP Blended Benchmark is composed of the following benchmarks: The Barclays U.S. Aggregate Bond Index 65%, and MSCI World Index 35%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on 10 years. You cannot invest directly in an index.

(B) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,013.40	$4.36	$1,020.90	$4.38	0.86%
Service Class	1,000.00	1,012.30	5.63	1,019.60	5.65	1.11

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

(D)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	35.9%
U.S. Government Obligations	25.4
Repurchase Agreement	16.5
U.S. Government Agency Obligations	15.8
Corporate Debt Securities	10.7
Securities Lending Collateral	5.3
Investment Companies	1.0
Foreign Government Obligations	0.7
Mortgage-Backed Securities	0.5
Convertible Preferred Stocks	0.1
Municipal Government Obligation	0.1
Convertible Bonds	0.0 *
Preferred Stocks	0.0 *
Net Other Assets (Liabilities) ^	(12.0)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, securities sold short, TBA short commitments, and cash collateral.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 25.4%
U.S. Treasury Bond
3.13%, 11/15/2041	$ 680,000	$ 733,869
3.63%, 08/15/2043	2,312,000	2,718,949
3.75%, 08/15/2041	945,000	1,138,946
4.38%, 05/15/2040	5,080,400	6,678,740
5.38%, 02/15/2031	1,949,500	2,717,268
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/2018 - 04/15/2019	6,000,278	5,959,362
0.63%, 07/15/2021	1,970,139	1,994,919
1.13%, 01/15/2021	2,110,173	2,192,107
1.25%, 07/15/2020	1,490,567	1,564,396
1.38%, 07/15/2018 - 01/15/2020	1,936,050	2,031,118
1.63%, 01/15/2018	491,913	515,087
1.88%, 07/15/2019	725,083	778,217
2.13%, 01/15/2019	506,534	544,287
U.S. Treasury Note
0.25%, 07/31/2015	8,417,000	8,422,917
0.88%, 11/30/2016	3,352,000	3,366,665
1.00%, 09/30/2016 (A)	4,030,000	4,059,596
1.38%, 07/31/2018	2,530,000	2,532,571
1.50%, 08/31/2018	10,495,000	10,545,838
1.63%, 11/15/2022	1,580,000	1,532,723
1.75%, 07/31/2015	5,636,000	5,687,739
2.13%, 12/31/2015	7,229,600	7,361,200
2.38%, 08/15/2024	655,000	667,128
2.63%, 11/15/2020	1,079,000	1,126,290
2.75%, 02/15/2019 - 02/15/2024	17,668,000	18,588,537
3.13%, 10/31/2016	3,775,000	3,946,053
3.50%, 05/15/2020	3,056,500	3,334,452
3.63%, 02/15/2021	1,200,000	1,321,874

Total U.S. Government Obligations (Cost $99,365,956)		102,060,848

U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.8%
Federal Home Loan Mortgage Corp.
2.38%, 01/13/2022 (A)	745,000	752,669
3.00%, 07/01/2043	1,013,473	1,025,181
4.00%, 11/01/2025 - 04/01/2042	752,237	802,839
4.00%, TBA	2,065,000	2,201,161
4.50%, 05/01/2023 - 04/01/2041	1,967,628	2,134,554
4.75%, 11/17/2015	1,000,000	1,038,867
5.00%, 12/01/2038 - 04/01/2040	1,393,166	1,538,772
5.50%, 04/01/2038 - 10/01/2038	598,520	669,719
6.00%, 11/01/2037	52,634	59,442
6.75%, 03/15/2031	245,000	368,340
Federal National Mortgage Association
1.25%, 01/30/2017	740,000	746,634
2.50%, TBA	2,635,000	2,682,759
2.63%, 09/06/2024	1,070,000	1,083,612
3.00%, 05/01/2027 - 09/01/2043	5,589,010	5,678,899
3.00%, TBA	4,110,000	4,271,992
3.50%, 11/01/2025 - 01/01/2026	473,908	502,469
3.50%, TBA	9,640,000	10,048,948
4.00%, 03/01/2024 - 09/01/2025	335,407	358,019
4.00%, TBA	4,905,000	5,234,880
4.50%, 10/01/2043	455,687	494,641
4.50%, TBA	964,000	1,046,392
5.00%, 03/01/2023 - 08/01/2040	1,127,060	1,245,554
5.38%, 06/12/2017	4,680,000	5,174,049

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
5.50%, 12/01/2023 - 12/01/2039	$ 1,039,860	$ 1,157,345
6.00%, 03/01/2038 - 02/01/2040	678,966	770,366
6.63%, 11/15/2030	414,000	614,730
7.25%, 05/15/2030 (A)	445,000	692,609
Government National Mortgage Association
3.00%, TBA	3,075,000	3,144,572
3.50%, 02/15/2042	982,343	1,032,685
3.50%, TBA	2,020,000	2,120,369
4.00%, 12/15/2040 - 11/20/2041	1,067,954	1,146,712
4.50%, 06/15/2039 - 07/20/2041	1,812,385	1,985,380
5.00%, 08/15/2039 - 09/20/2041	934,541	1,038,109
5.50%, 12/20/2038 - 04/15/2040	437,613	494,501
6.00%, 06/15/2037	92,880	105,034

Total U.S. Government Agency Obligations (Cost $62,416,743)		63,462,804

FOREIGN GOVERNMENT OBLIGATIONS - 0.7%
European Investment Bank
2.88%, 09/15/2020	220,000	231,266
4.88%, 02/15/2036	285,000	365,386
5.13%, 05/30/2017	85,000	93,316
Inter-American Development Bank
Series MTN
3.88%, 02/14/2020	635,000	699,404
International Bank for Reconstruction & Development
Series MTN
4.75%, 02/15/2035	245,000	311,081
Israel Government International Bond
5.13%, 03/26/2019	310,000	351,850
Mexico Government International Bond
4.00%, 10/02/2023 (A)	850,000	881,875

Total Foreign Government Obligations (Cost $2,808,237)		2,934,178

MORTGAGE-BACKED SECURITIES - 0.5%
GS Mortgage Securities Trust
Series 2006-GG6, Class A4
5.55%, 04/10/2038 (B)	780,000	800,406
JPMorgan Chase Commercial Mortgage
Securities Trust
Series 2006-CB15, Class A4
5.81%, 06/12/2043 (B)	151,879	159,219
Series 2006-CB17, Class A4
5.43%, 12/12/2043	185,000	194,551
Series 2007-C1, Class A4
5.72%, 02/15/2051	129,463	139,236
LB-UBS Commercial Mortgage Trust
Series 2006-C4, Class A4
5.83%, 06/15/2038 (B)	479,193	503,348
Series 2006-C6, Class A4
5.37%, 09/15/2039	334,000	353,079

Total Mortgage-Backed Securities (Cost $2,241,296)		2,149,839

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATION - 0.1%
State of California, General Obligation Unlimited
7.60%, 11/01/2040	$ 115,000	$ 182,055

Total Municipal Government Obligation (Cost $118,971)		182,055

CORPORATE DEBT SECURITIES - 10.7%
Aerospace & Defense - 0.3%
Boeing Co. 6.00%, 03/15/2019	577,000	665,916
Lockheed Martin Corp. 4.07%, 12/15/2042	185,000	186,679
Raytheon Co. 2.50%, 12/15/2022	170,000	165,632
United Technologies Corp.
4.50%, 06/01/2042	220,000	239,534
4.88%, 05/01/2015	85,000	86,190

		1,343,951

Air Freight & Logistics - 0.0% (C)
United Parcel Service, Inc. 2.45%, 10/01/2022	170,000	166,652

Automobiles - 0.6%
Ford Motor Co. 4.75%, 01/15/2043	1,960,000	2,068,035
Toyota Motor Credit Corp. 0.88%, 07/17/2015	250,000	250,673

		2,318,708

Banks - 0.9%
Barclays Bank PLC 5.14%, 10/14/2020	110,000	118,304
BB&T Corp. Series MTN 1.45%, 01/12/2018	160,000	158,472
BNP Paribas SA 5.00%, 01/15/2021	85,000	96,137
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 3.38%, 01/19/2017	590,000	615,480
Deutsche Bank AG 6.00%, 09/01/2017	90,000	99,980
Deutsche Bank Financial LLC Series MTN 5.38%, 03/02/2015	50,000	50,359
HSBC Bank USA NA 4.88%, 08/24/2020	250,000	275,947
KFW 4.50%, 07/16/2018	310,000	342,510
Mellon Capital IV 4.00%, 02/02/2015 (B) (D)	115,000	90,850
Oesterreichische Kontrollbank AG 5.00%, 04/25/2017	300,000	327,306
PNC Funding Corp.
5.13%, 02/08/2020	517,000	580,937
5.63%, 02/01/2017	95,000	102,527
Royal Bank of Canada Series MTN 1.50%, 01/16/2018	155,000	154,152
Wells Fargo & Co.
1.50%, 01/16/2018	255,000	253,605
3.45%, 02/13/2023	175,000	177,361

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Wells Fargo & Co. (continued)
3.68%, 06/15/2016 (E)	$ 99,000	$ 102,693
5.63%, 12/11/2017	85,000	94,546
Westpac Banking Corp. 4.88%, 11/19/2019	50,000	55,788

		3,696,954

Beverages - 0.1%
Anheuser-Busch InBev Worldwide, Inc.
4.38%, 02/15/2021	110,000	120,122
5.38%, 01/15/2020	50,000	56,632
Coca-Cola Co.
3.30%, 09/01/2021	140,000	146,997
4.88%, 03/15/2019	50,000	56,059
PepsiCo, Inc. 3.00%, 08/25/2021 (A)	180,000	185,441

		565,251

Biotechnology - 0.1%
Amgen, Inc.
5.70%, 02/01/2019	85,000	95,615
5.75%, 03/15/2040	140,000	167,499

		263,114

Capital Markets - 0.9%
BlackRock, Inc. 5.00%, 12/10/2019	140,000	158,281
Goldman Sachs Group, Inc.
3.63%, 01/22/2023	370,000	374,670
4.00%, 03/03/2024	842,000	874,122
5.35%, 01/15/2016	95,000	99,134
6.13%, 02/15/2033	95,000	116,442
Series MTN
6.00%, 06/15/2020	50,000	57,801
7.50%, 02/15/2019	435,000	517,416
Morgan Stanley
2.13%, 04/25/2018	370,000	370,214
4.88%, 11/01/2022	345,000	366,417
Series MTN
5.50%, 07/24/2020	200,000	225,645
6.63%, 04/01/2018	420,000	478,395
UBS AG Series MTN 5.88%, 07/15/2016	100,000	106,987

		3,745,524

Chemicals - 0.3%
Dow Chemical Co.
4.25%, 11/15/2020	80,000	85,531
8.55%, 05/15/2019	80,000	99,460
E.I. du Pont de Nemours & Co.
2.80%, 02/15/2023	375,000	368,864
4.25%, 04/01/2021	200,000	218,590
Ecolab, Inc. 5.50%, 12/08/2041	130,000	156,484
Lubrizol Corp. 8.88%, 02/01/2019	15,000	18,727
Praxair, Inc. 3.55%, 11/07/2042	160,000	155,750

		1,103,406

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies - 0.1%
Cintas Corp. No. 2 4.30%, 06/01/2021	$ 145,000	$ 156,264
Ingersoll-Rand Global Holding Co., Ltd. 6.88%, 08/15/2018	50,000	58,043
Republic Services, Inc. 3.80%, 05/15/2018	115,000	121,671
Waste Management, Inc. 7.10%, 08/01/2026	70,000	91,661

		427,639

Communications Equipment - 0.1%
Cisco Systems, Inc. 5.90%, 02/15/2039	160,000	201,387
Harris Corp. 6.38%, 06/15/2019	70,000	79,864
Motorola Solutions, Inc. 7.50%, 05/15/2025	15,000	18,462

		299,713

Construction Materials - 0.0% (C)
CRH America, Inc. 8.13%, 07/15/2018	165,000	197,473

Consumer Finance - 0.1%
American Express Co.
5.50%, 09/12/2016	90,000	96,440
8.13%, 05/20/2019	75,000	92,777
Capital One Financial Corp.
3.50%, 06/15/2023	93,000	93,991
4.75%, 07/15/2021	80,000	88,171
HSBC Finance Corp. 6.68%, 01/15/2021	155,000	183,901

		555,280

Diversified Financial Services - 1.7%
Bank of America Corp.
4.10%, 07/24/2023	355,000	373,868
Series MTN
4.13%, 01/22/2024	825,000	866,378
5.63%, 07/01/2020	205,000	233,411
5.65%, 05/01/2018	90,000	99,988
7.63%, 06/01/2019	445,000	537,832
Bear Stearns Cos. LLC 5.55%, 01/22/2017	90,000	97,016
Berkshire Hathaway, Inc.
3.20%, 02/11/2015	95,000	95,272
3.75%, 08/15/2021 (A)	200,000	213,942
Citigroup, Inc.
3.50%, 05/15/2023	385,000	374,794
3.88%, 10/25/2023	848,000	881,413
5.85%, 08/02/2016	100,000	106,998
8.50%, 05/22/2019	405,000	504,657
ConocoPhillips Canada Funding Co. I 5.63%, 10/15/2016	58,000	62,613
Credit Suisse USA, Inc. 5.85%, 08/16/2016	95,000	102,303
Ford Motor Credit Co. LLC 3.00%, 06/12/2017	460,000	471,963
General Electric Capital Corp.
2.95%, 05/09/2016	120,000	123,501

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
General Electric Capital Corp. (continued)
Series MTN
5.63%, 09/15/2017 - 05/01/2018	$ 345,000	$ 385,094
Jefferies Group LLC
6.88%, 04/15/2021	90,000	102,308
8.50%, 07/15/2019	20,000	23,966
JPMorgan Chase & Co.
3.38%, 05/01/2023	390,000	385,832
4.40%, 07/22/2020	540,000	585,348
4.63%, 05/10/2021	53,000	58,332
National Rural Utilities Cooperative Finance Corp. 3.05%, 02/15/2022	155,000	156,443

		6,843,272

Diversified Telecommunication Services - 0.4%
AT&T, Inc.
4.45%, 05/15/2021	361,000	387,863
5.35%, 09/01/2040	95,000	102,868
5.80%, 02/15/2019	135,000	153,338
Deutsche Telekom International Finance BV 6.00%, 07/08/2019	75,000	87,007
Telefonica Emisiones SAU
5.13%, 04/27/2020	75,000	83,026
6.42%, 06/20/2016	75,000	80,231
Verizon Communications, Inc.
4.60%, 04/01/2021	220,000	238,782
5.15%, 09/15/2023	260,000	287,101

		1,420,216

Electric Utilities - 0.4%
AEP Texas Central Co. 6.65%, 02/15/2033	85,000	112,049
Commonwealth Edison Co. 5.80%, 03/15/2018	50,000	56,281
Duke Energy Carolinas LLC 4.25%, 12/15/2041	145,000	155,799
Entergy Texas, Inc. 7.13%, 02/01/2019	100,000	118,262
Florida Power & Light Co. 4.13%, 02/01/2042	115,000	122,788
Georgia Power Co. 5.40%, 06/01/2018	50,000	55,949
NiSource Finance Corp. 6.80%, 01/15/2019	170,000	199,580
Oncor Electric Delivery Co. LLC 6.80%, 09/01/2018	100,000	116,562
Progress Energy, Inc. 4.40%, 01/15/2021	165,000	179,840
Wisconsin Electric Power Co.
2.95%, 09/15/2021	95,000	96,936
6.25%, 12/01/2015	205,000	215,293

		1,429,339

Electronic Equipment, Instruments & Components - 0.0% (C)
Corning, Inc. 4.75%, 03/15/2042	155,000	165,450

Energy Equipment & Services - 0.2%
Enterprise Products Operating LLC
3.20%, 02/01/2016	60,000	61,421
5.20%, 09/01/2020	50,000	55,144

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services (continued)
Noble Holding International, Ltd. 4.90%, 08/01/2020 (A)	$ 55,000	$ 51,535
Plains All American Pipeline, LP / PAA Finance Corp. 8.75%, 05/01/2019	70,000	87,159
TransCanada PipeLines, Ltd.
3.80%, 10/01/2020	130,000	133,669
6.50%, 08/15/2018	50,000	56,722
Transocean, Inc. 6.80%, 03/15/2038 (A)	100,000	85,691
Weatherford International, Ltd. 9.63%, 03/01/2019	125,000	148,260

		679,601

Food & Staples Retailing - 0.5%
Ahold Finance USA LLC 6.88%, 05/01/2029	55,000	70,829
Costco Wholesale Corp. 1.70%, 12/15/2019	165,000	162,023
CVS Health Corp. 4.75%, 05/18/2020	480,000	531,746
Delhaize Group SA 6.50%, 06/15/2017	100,000	110,314
Safeway, Inc. 4.75%, 12/01/2021	215,000	217,687
Wal-Mart Stores, Inc.
1.50%, 10/25/2015	105,000	105,973
2.88%, 04/01/2015	95,000	95,544
4.25%, 04/15/2021	538,000	594,030

		1,888,146

Food Products - 0.1%
Bunge, Ltd. Finance Corp.
4.10%, 03/15/2016	55,000	56,703
5.10%, 07/15/2015	35,000	35,760
Kraft Foods Group, Inc. 5.38%, 02/10/2020	78,000	88,523
Mondelez International, Inc. 4.13%, 02/09/2016	95,000	98,530

		279,516

Health Care Equipment & Supplies - 0.0% (C)
Medtronic, Inc. 4.50%, 03/15/2042	135,000	137,623

Health Care Providers & Services - 0.1%
Anthem, Inc. 7.00%, 02/15/2019	80,000	94,266
Cigna Corp. 4.50%, 03/15/2021	75,000	82,048
Express Scripts Holding Co. 3.90%, 02/15/2022	175,000	182,233
UnitedHealth Group, Inc. 6.00%, 02/15/2018	30,000	33,770

		392,317

Hotels, Restaurants & Leisure - 0.0% (C)
McDonald’s Corp. Series MTN 5.00%, 02/01/2019	85,000	94,585
Yum! Brands, Inc. 3.88%, 11/01/2020	60,000	62,454

		157,039

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Household Products - 0.1%
Kimberly-Clark Corp. 3.88%, 03/01/2021	$ 115,000	$ 125,895
Procter & Gamble Co. 4.70%, 02/15/2019	85,000	94,649

		220,544

Independent Power and Renewable Electricity Producers - 0.1%
Constellation Energy Group, Inc. 5.15%, 12/01/2020	90,000	99,648
Exelon Generation Co. LLC 4.00%, 10/01/2020	145,000	151,294

		250,942

Industrial Conglomerates - 0.1%
General Electric Co. 5.25%, 12/06/2017	365,000	404,899

Insurance - 0.3%
American International Group, Inc.
5.05%, 10/01/2015	100,000	103,034
6.40%, 12/15/2020	70,000	83,473
Series MTN
5.60%, 10/18/2016	75,000	80,593
Aon Corp. 5.00%, 09/30/2020	75,000	83,747
Berkshire Hathaway Finance Corp. 5.40%, 05/15/2018	205,000	229,379
Genworth Holdings, Inc. Series MTN 6.52%, 05/22/2018	45,000	45,852
Hartford Financial Services Group, Inc.
4.00%, 03/30/2015	25,000	25,198
5.50%, 03/30/2020	15,000	16,951
6.30%, 03/15/2018	49,000	55,375
Lincoln National Corp. 8.75%, 07/01/2019	135,000	168,686
Marsh & McLennan Cos., Inc. 4.80%, 07/15/2021	55,000	61,128
MetLife, Inc. 7.72%, 02/15/2019	145,000	175,707
Prudential Financial, Inc.
Series MTN
3.00%, 05/12/2016	60,000	61,482
5.38%, 06/21/2020	90,000	101,576
XLIT, Ltd. 5.75%, 10/01/2021	80,000	92,933

		1,385,114

IT Services - 0.2%
Computer Sciences Corp. 6.50%, 03/15/2018	75,000	83,836
HP Enterprise Services LLC 7.45%, 10/15/2029	75,000	94,761
International Business Machines Corp.
4.00%, 06/20/2042	92,000	91,610
5.60%, 11/30/2039	5,000	6,039
5.70%, 09/14/2017	100,000	111,444
Xerox Corp.
2.80%, 05/15/2020	359,000	352,645
4.50%, 05/15/2021	80,000	85,492

		825,827

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Machinery - 0.1%
Caterpillar, Inc.
3.90%, 05/27/2021	$ 488,000	$ 528,452
7.38%, 03/01/2097	55,000	77,223

		605,675

Media - 0.6%
21st Century Fox America, Inc.
5.65%, 08/15/2020	85,000	97,514
6.55%, 03/15/2033	75,000	97,420
8.00%, 10/17/2016	100,000	111,668
CBS Corp. 5.75%, 04/15/2020	55,000	62,715
Comcast Cable Communications Holdings, Inc. 9.46%, 11/15/2022	225,000	323,470
Comcast Corp. 6.50%, 01/15/2017	85,000	93,858
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.80%, 03/15/2022	380,000	386,601
4.60%, 02/15/2021	90,000	96,402
NBCUniversal Media LLC 5.15%, 04/30/2020	50,000	56,740
Reed Elsevier Capital, Inc. 8.63%, 01/15/2019	39,000	47,702
Time Warner Cable, Inc.
4.13%, 02/15/2021	455,000	486,936
5.00%, 02/01/2020	145,000	159,788
5.85%, 05/01/2017	100,000	109,155
Time Warner, Inc. 4.70%, 01/15/2021	115,000	125,875
Viacom, Inc.
3.50%, 04/01/2017	60,000	62,441
6.25%, 04/30/2016	60,000	64,098
Walt Disney Co. Series MTN 5.50%, 03/15/2019	85,000	97,016
WPP Finance 4.75%, 11/21/2021	16,000	17,494

		2,496,893

Metals & Mining - 0.2%
Barrick North America Finance LLC 5.70%, 05/30/2041	150,000	147,269
BHP Billiton Finance USA, Ltd. 7.25%, 03/01/2016	90,000	96,596
Newmont Mining Corp. 4.88%, 03/15/2042	150,000	130,648
Rio Tinto Finance USA PLC 4.13%, 08/21/2042 (A)	155,000	150,498
Rio Tinto Finance USA, Ltd.
4.13%, 05/20/2021	80,000	84,126
6.50%, 07/15/2018	45,000	51,518
Teck Resources, Ltd. 6.00%, 08/15/2040	115,000	103,383

		764,038

Multi-Utilities - 0.1%
Ameren Illinois Co. 9.75%, 11/15/2018	103,000	131,647

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Multi-Utilities (continued)
Berkshire Hathaway Energy Co. 6.13%, 04/01/2036	$ 120,000	$ 150,760
Consolidated Edison Co. of New York, Inc. 5.30%, 03/01/2035	90,000	108,834
Dominion Resources, Inc. 7.50%, 06/30/2066 (B)	95,000	100,225

		491,466

Multiline Retail - 0.1%
Kohl’s Corp. 6.25%, 12/15/2017	50,000	55,614
Macy’s Retail Holdings, Inc. 3.88%, 01/15/2022	150,000	155,906
Nordstrom, Inc. 6.25%, 01/15/2018	30,000	33,835

		245,355

Oil, Gas & Consumable Fuels - 0.7%
Anadarko Petroleum Corp.
5.95%, 09/15/2016	120,000	128,326
6.38%, 09/15/2017	59,000	65,596
BP Capital Markets PLC
3.88%, 03/10/2015	95,000	95,576
4.50%, 10/01/2020	195,000	210,984
Canadian Natural Resources, Ltd. 5.90%, 02/01/2018	120,000	132,801
ConocoPhillips Holding Co. 6.95%, 04/15/2029	75,000	99,914
Devon Energy Corp. 4.75%, 05/15/2042	140,000	140,935
Encana Corp. 3.90%, 11/15/2021 (A)	180,000	177,396
Energy Transfer Partners, LP
6.13%, 02/15/2017	100,000	108,297
6.70%, 07/01/2018	90,000	101,203
Hess Corp.
6.00%, 01/15/2040	50,000	55,222
8.13%, 02/15/2019	295,000	350,989
Husky Energy, Inc. 7.25%, 12/15/2019	50,000	58,623
Kinder Morgan Energy Partners, LP 5.30%, 09/15/2020	125,000	134,605
Marathon Petroleum Corp.
3.50%, 03/01/2016	19,000	19,470
5.13%, 03/01/2021	33,000	36,070
Noble Energy, Inc. 8.25%, 03/01/2019	75,000	89,918
Occidental Petroleum Corp. 2.70%, 02/15/2023	150,000	142,571
ONEOK Partners, LP 3.25%, 02/01/2016	60,000	61,201
Petro-Canada 6.05%, 05/15/2018	90,000	101,227
Shell International Finance BV 4.38%, 03/25/2020	55,000	60,268
Total Capital International SA 2.70%, 01/25/2023	165,000	159,767

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Valero Energy Corp. 6.13%, 02/01/2020	$ 90,000	$ 102,070
Williams Partners, LP 5.25%, 03/15/2020	90,000	97,697

		2,730,726

Paper & Forest Products - 0.0% (C)
International Paper Co. 7.50%, 08/15/2021	90,000	112,191

Pharmaceuticals - 0.4%
AbbVie, Inc. 4.40%, 11/06/2042	220,000	226,967
AstraZeneca PLC 6.45%, 09/15/2037	100,000	134,750
GlaxoSmithKline Capital PLC 2.85%, 05/08/2022	220,000	220,012
GlaxoSmithKline Capital, Inc. 5.65%, 05/15/2018	50,000	56,326
Johnson & Johnson 3.55%, 05/15/2021 (A)	200,000	216,258
Merck & Co., Inc. 3.60%, 09/15/2042	80,000	77,197
Merck Sharp & Dohme Corp. 4.75%, 03/01/2015	90,000	90,605
Novartis Capital Corp. 2.90%, 04/24/2015	95,000	95,738
Pfizer, Inc.
5.35%, 03/15/2015	85,000	85,770
6.20%, 03/15/2019	100,000	116,339
Teva Pharmaceutical Finance Co. LLC 6.15%, 02/01/2036	115,000	142,260
Wyeth LLC 5.50%, 02/15/2016	90,000	94,753

		1,556,975

Real Estate Investment Trusts - 0.1%
American Tower Corp. 5.05%, 09/01/2020	90,000	97,645
HCP, Inc. 6.00%, 01/30/2017	90,000	98,202
Health Care REIT, Inc. 4.95%, 01/15/2021	175,000	192,426

		388,273

Road & Rail - 0.1%
Burlington Northern Santa Fe LLC 4.40%, 03/15/2042	175,000	183,591
Ryder System, Inc.
Series MTN
3.15%, 03/02/2015	20,000	20,076
3.50%, 06/01/2017	60,000	62,487
Union Pacific Corp. 4.75%, 09/15/2041	140,000	157,293

		423,447

Semiconductors & Semiconductor Equipment - 0.1%
Applied Materials, Inc. 5.85%, 06/15/2041	200,000	242,358

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Software - 0.2%
Microsoft Corp. 4.00%, 02/08/2021	$ 200,000	$ 219,822
Oracle Corp.
2.38%, 01/15/2019	365,000	371,316
5.25%, 01/15/2016	85,000	89,073

		680,211

Specialty Retail - 0.1%
AutoZone, Inc. 5.50%, 11/15/2015	55,000	57,232
Home Depot, Inc. 5.40%, 03/01/2016	85,000	89,702
Lowe’s Cos., Inc. 3.80%, 11/15/2021	140,000	149,963

		296,897

Technology Hardware, Storage & Peripherals - 0.0% (C)
Hewlett-Packard Co. 4.30%, 06/01/2021	80,000	84,232

Tobacco - 0.1%
Altria Group, Inc. 9.25%, 08/06/2019	118,000	151,659
Philip Morris International, Inc.
5.65%, 05/16/2018	50,000	56,331
6.38%, 05/16/2038	105,000	134,249
Reynolds American, Inc. 6.75%, 06/15/2017	100,000	111,393

		453,632

Wireless Telecommunication Services - 0.1%
Vodafone Group PLC 4.38%, 03/16/2021	230,000	244,750

Total Corporate Debt Securities (Cost $41,426,678)		42,980,629

CONVERTIBLE BONDS - 0.0% (C)
Electric Utilities - 0.0% (C)
TECO Finance, Inc. 5.15%, 03/15/2020	75,000	83,747

Oil, Gas & Consumable Fuels - 0.0% (C)
Kinder Morgan Energy Partners, LP 5.95%, 02/15/2018	50,000	55,200

Real Estate Investment Trusts - 0.0% (C)
HCP, Inc. Series MTN 6.70%, 01/30/2018	25,000	28,471

Total Convertible Bonds (Cost $159,279)		167,418

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.1%
Automobiles - 0.0% (C)
Volkswagen AG 2.21% (F)	699	155,357

Oil, Gas & Consumable Fuels - 0.1%
Suncor Energy, Inc. 2.86% (A) (F)	6,600	209,623

Total Convertible Preferred Stocks (Cost $332,611)		364,980

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
PREFERRED STOCKS - 0.0% (C)
Automobiles - 0.0% (C)
Porsche Automobil Holding SE 2.97% (F)	698	$ 56,449

Household Products - 0.0% (C)
Henkel AG & Co. KGaA 1.31% (F)	444	47,827

Total Preferred Stocks (Cost $65,675)		104,276

COMMON STOCKS - 35.9%
Aerospace & Defense - 0.6%
Airbus Group NV	2,514	124,287
BAE Systems PLC	10,735	78,507
Boeing Co.	3,100	402,938
Bombardier, Inc., Class B (A)	5,300	18,932
General Dynamics Corp.	1,300	178,906
Honeywell International, Inc.	2,700	269,784
Lockheed Martin Corp.	1,200	231,084
Northrop Grumman Corp.	1,000	147,390
Precision Castparts Corp.	500	120,440
Raytheon Co.	2,500	270,425
Rockwell Collins, Inc.	700	59,136
Rolls-Royce Holdings PLC (G)	6,828	91,726
Safran SA	1,048	64,656
Singapore Technologies Engineering, Ltd.	4,000	10,239
Textron, Inc.	400	16,844
Thales SA	600	32,464
United Technologies Corp. (G)	3,700	425,500
Zodiac Aerospace	1,500	50,502

		2,593,760

Air Freight & Logistics - 0.2%
CH Robinson Worldwide, Inc. (A)	600	44,934
Deutsche Post AG	3,560	115,564
Expeditors International of Washington, Inc.	900	40,149
FedEx Corp.	1,300	225,758
TNT Express NV	2,822	18,813
United Parcel Service, Inc., Class B	2,600	289,042
Yamato Holdings Co., Ltd.	1,600	31,683

		765,943

Airlines - 0.2%
ANA Holdings, Inc.	15,000	37,090
Cathay Pacific Airways, Ltd.	8,000	17,414
Delta Air Lines, Inc.	3,400	167,246
easyJet PLC	2,300	59,522
Japan Airlines Co., Ltd.	1,000	29,649
Ryanair Holdings PLC, ADR (G)	72	5,131
Singapore Airlines, Ltd.	2,000	17,467
Southwest Airlines Co.	5,400	228,528
United Continental Holdings, Inc.	2,000	133,780

		695,827

Auto Components - 0.3%
Aisin Seiki Co., Ltd.	500	17,964
Autoliv, Inc. (A)	300	31,836
BorgWarner, Inc.	1,000	54,950
Bridgestone Corp.	2,800	97,109
Cie Generale des Etablissements Michelin, Class B	701	63,277

	Shares	Value
COMMON STOCKS (continued)
Auto Components (continued)
Continental AG	385	$ 81,205
Delphi Automotive PLC, Class A	1,700	123,624
Denso Corp.	2,100	97,876
Johnson Controls, Inc.	4,900	236,866
Magna International, Inc., Class A	1,100	119,194
NGK Spark Plug Co., Ltd.	1,000	30,386
NOK Corp.	600	15,272
Nokian Renkaat OYJ (A)	750	18,295
Pirelli & C. SpA	1,800	24,277
Sumitomo Electric Industries, Ltd.	2,700	33,721
Sumitomo Rubber Industries, Ltd. (A)	900	13,380
Toyoda Gosei Co., Ltd. (A)	800	16,091
Toyota Industries Corp.	500	25,626
Valeo SA	200	24,886

		1,125,835

Automobiles - 0.6%
Bayerische Motoren Werke AG	1,182	127,559
Daihatsu Motor Co., Ltd. (A)	1,100	14,367
Daimler AG	4,103	340,771
Fiat Chrysler Automobiles NV (A) (G)	2,926	33,999
Ford Motor Co.	12,800	198,400
Fuji Heavy Industries, Ltd.	3,000	106,158
General Motors Co.	5,963	208,168
Harley-Davidson, Inc.	700	46,137
Honda Motor Co., Ltd.	6,900	202,434
Isuzu Motors, Ltd.	2,500	30,451
Mazda Motor Corp.	2,200	52,834
Mitsubishi Motors Corp. (A)	3,400	31,061
Nissan Motor Co., Ltd.	10,500	91,579
Peugeot SA (A) (G)	2,690	32,959
Renault SA	805	58,633
Suzuki Motor Corp.	1,300	38,958
Tesla Motors, Inc. (A) (G)	358	79,623
Toyota Motor Corp.	12,000	747,808
Volkswagen AG	214	46,396
Yamaha Motor Co., Ltd. (A)	1,000	20,007

		2,508,302

Banks - 2.7%
Aozora Bank, Ltd. (A)	5,000	15,478
Australia & New Zealand Banking Group, Ltd.	11,341	295,092
Banca Monte dei Paschi di Siena SpA (G)	381	217
Banco Bilbao Vizcaya Argentaria SA	22,763	214,983
Banco Comercial Portugues SA, Class R (G)	154,800	12,147
Banco de Sabadell SA (A)	9,913	26,229
Banco Espirito Santo SA (G) (H) (I)	8,203	0
Banco Popular Espanol SA (A)	10,763	53,652
Banco Santander SA, Class A	51,463	431,935
Bank Hapoalim BM	1,671	7,857
Bank Leumi Le-Israel BM (G)	5,397	18,437
Bank of East Asia, Ltd.	8,000	32,180
Bank of Ireland (G)	139,800	52,466
Bank of Kyoto, Ltd.	4,000	33,438
Bank of Montreal	2,699	190,914
Bank of Nova Scotia	5,200	296,791
Bank of Yokohama, Ltd.	3,000	16,294
Bankia SA (G)	48,100	71,377
Barclays PLC	64,908	244,011

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Banks (continued)
BB&T Corp.	5,300	$ 206,117
BNP Paribas SA	4,645	274,213
BOC Hong Kong Holdings, Ltd.	13,500	44,897
CaixaBank SA	9,638	50,502
Canadian Imperial Bank of Commerce, Class B (A)	1,500	128,903
Chiba Bank, Ltd.	5,000	32,765
Chugoku Bank, Ltd.	1,500	20,446
CIT Group, Inc.	1,000	47,830
Commerzbank AG (G)	5,282	69,282
Commonwealth Bank of Australia	6,725	467,245
Credit Agricole SA	4,350	56,152
Danske Bank A/S, Class R	2,342	63,318
DBS Group Holdings, Ltd.	7,000	108,369
DNB ASA	3,574	52,719
Erste Group Bank AG	1,034	24,049
Fifth Third Bancorp	8,200	167,075
Fukuoka Financial Group, Inc., Class A	3,000	15,466
Hachijuni Bank, Ltd.	2,000	12,847
Hang Seng Bank, Ltd.	2,800	46,537
HSBC Holdings PLC	82,183	776,610
ING Groep NV, CVA (G)	16,960	219,117
Intesa Sanpaolo SpA	49,480	143,537
Iyo Bank, Ltd.	2,000	21,661
Joyo Bank, Ltd. (A)	3,000	14,856
KBC Groep NV (G)	1,053	58,768
KeyCorp	4,700	65,330
Lloyds Banking Group PLC (G)	249,033	292,927
M&T Bank Corp. (A)	400	50,248
Mitsubishi UFJ Financial Group, Inc.	53,900	296,139
Mizrahi Tefahot Bank, Ltd. (G)	1,100	11,512
Mizuho Financial Group, Inc.	96,700	162,098
National Australia Bank, Ltd., Class N	9,497	258,986
National Bank of Canada (A)	1,400	59,577
Natixis, Class A	7,161	47,253
Nordea Bank AB	13,099	151,631
Oversea-Chinese Banking Corp., Ltd.	13,000	102,284
PNC Financial Services Group, Inc.	1,900	173,337
Raiffeisen Bank International AG	432	6,601
Regions Financial Corp.	5,500	58,080
Resona Holdings, Inc.	8,000	40,412
Royal Bank of Canada (A)	6,100	421,298
Royal Bank of Scotland Group PLC (G)	12,643	76,922
Seven Bank, Ltd. (A)	5,320	22,331
Shinsei Bank, Ltd., Class A	10,000	17,404
Shizuoka Bank, Ltd. (A)	2,000	18,289
Skandinaviska Enskilda Banken AB, Class A	5,953	75,595
Societe Generale SA	3,082	128,982
Standard Chartered PLC	8,658	129,488
Sumitomo Mitsui Financial Group, Inc.	5,700	206,070
Sumitomo Mitsui Trust Holdings, Inc.	14,000	53,624
SunTrust Banks, Inc.	4,600	192,740
Suruga Bank, Ltd.	2,000	36,754
Svenska Handelsbanken AB, Class A	2,204	103,120
Swedbank AB, Class A	3,890	96,515
Toronto-Dominion Bank	7,800	372,679
U.S. Bancorp	6,900	310,155
UniCredit SpA, Class A	18,466	118,286

	Shares	Value
COMMON STOCKS (continued)
Banks (continued)
Unione di Banche Italiane SCpA	8,200	$ 58,648
United Overseas Bank, Ltd.	6,000	110,724
Wells Fargo & Co.	21,400	1,173,148
Westpac Banking Corp. (A)	12,953	348,381

		10,984,347

Beverages - 0.8%
Anheuser-Busch InBev NV	3,375	379,827
Asahi Group Holdings, Ltd.	1,400	43,312
Brown-Forman Corp., Class B	600	52,704
Carlsberg A/S, Class B	449	34,483
Coca-Cola Amatil, Ltd.	2,030	15,327
Coca-Cola Co.	17,200	726,184
Coca-Cola Enterprises, Inc.	1,300	57,486
Coca-Cola HBC AG, CDI (G)	2,980	56,738
Diageo PLC	10,637	304,719
Dr. Pepper Snapple Group, Inc.	1,200	86,016
Heineken Holding NV, Class A	788	49,330
Heineken NV	712	50,557
Kirin Holdings Co., Ltd. (A)	3,200	39,763
Monster Beverage Corp. (G)	1,500	162,525
PepsiCo, Inc.	6,600	624,096
Pernod Ricard SA	783	87,021
Remy Cointreau SA	600	40,032
SABMiller PLC	3,436	179,122
Suntory Beverage & Food, Ltd.	900	31,094
Treasury Wine Estates, Ltd.	5,251	20,268

		3,040,604

Biotechnology - 0.6%
Actelion, Ltd. (G)	700	80,585
Alexion Pharmaceuticals, Inc. (G)	808	149,504
Amgen, Inc.	3,333	530,913
Biogen Idec, Inc. (G)	1,000	339,450
Celgene Corp. (G)	3,800	425,068
CSL, Ltd.	1,863	130,868
Gilead Sciences, Inc. (G)	6,500	612,690
Grifols SA	894	35,674
Regeneron Pharmaceuticals, Inc., Class A (G)	400	164,100
Vertex Pharmaceuticals, Inc. (G)	800	95,040

		2,563,892

Building Products - 0.1%
Asahi Glass Co., Ltd. (A)	4,400	21,420
ASSA Abloy AB, Class B	1,169	61,743
Cie de St-Gobain	1,980	83,874
Daikin Industries, Ltd.	1,000	64,124
Geberit AG	200	67,661
LIXIL Group Corp. (A)	1,400	29,464
TOTO, Ltd.	3,000	34,898

		363,184

Capital Markets - 0.8%
Aberdeen Asset Management PLC	13,100	87,534
Ameriprise Financial, Inc.	1,000	132,250
Bank of New York Mellon Corp.	5,000	202,850
BlackRock, Inc., Class A	500	178,780
Charles Schwab Corp.	8,600	259,634
CI Financial Corp. (A)	2,400	66,703
Daiwa Securities Group, Inc.	7,000	54,811

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (continued)
Deutsche Bank AG	5,484	$ 164,215
Franklin Resources, Inc.	1,200	66,444
Goldman Sachs Group, Inc.	1,700	329,511
Hargreaves Lansdown PLC	5,300	82,928
IGM Financial, Inc., Class B (A)	1,800	71,749
Invesco, Ltd.	1,500	59,280
Julius Baer Group, Ltd. (G)	1,358	62,003
Macquarie Group, Ltd.	1,200	56,588
Mediobanca SpA	1,088	8,841
Morgan Stanley	6,300	244,440
Nomura Holdings, Inc.	15,400	87,149
Northern Trust Corp.	2,500	168,500
Partners Group Holding AG	400	116,375
Schroders PLC, Series R	1,300	54,031
State Street Corp.	1,900	149,150
T. Rowe Price Group, Inc.	1,500	128,790
TD Ameritrade Holding Corp.	2,000	71,560
UBS Group AG (G)	13,224	227,317

		3,131,433

Chemicals - 1.1%
Agrium, Inc. (A)	400	37,872
Air Liquide SA, Class A	1,419	175,587
Air Products & Chemicals, Inc.	1,600	230,768
Air Water, Inc.	2,000	31,679
Airgas, Inc.	700	80,626
Akzo Nobel NV	623	43,105
Arkema SA	220	14,550
Asahi Kasei Corp.	5,000	45,612
BASF SE, Class R	3,931	329,736
Celanese Corp., Series A	800	47,968
CF Industries Holdings, Inc., Class B	200	54,508
Dow Chemical Co.	4,300	196,123
E.I. du Pont de Nemours & Co. (A)	3,400	251,396
Eastman Chemical Co.	600	45,516
Ecolab, Inc.	2,100	219,492
FMC Corp., Class A	600	34,218
Givaudan SA (G)	100	179,386
Hitachi Chemical Co., Ltd.	700	12,367
Incitec Pivot, Ltd.	7,463	19,305
Israel Chemicals, Ltd.	1,656	11,915
Israel Corp., Ltd. (G)	6	2,840
Johnson Matthey PLC	1,200	63,133
JSR Corp. (A)	600	10,299
K+S AG (A)	602	16,612
Kansai Paint Co., Ltd.	1,300	20,140
Koninklijke DSM NV	1,052	64,165
Kuraray Co., Ltd. (A)	1,000	11,362
LANXESS AG	1,000	46,312
Linde AG	812	149,572
LyondellBasell Industries NV, Class A	2,726	216,417
Mitsubishi Chemical Holdings Corp.	6,000	29,103
Mitsubishi Gas Chemical Co., Inc. (A)	2,000	10,038
Mitsui Chemicals, Inc.	4,000	11,329
Monsanto Co.	1,900	226,993
Mosaic Co.	2,000	91,300
Nippon Paint Holdings Co., Ltd.	1,000	28,978
Nitto Denko Corp.	700	39,113
Novozymes A/S, Class B	1,430	60,194

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Orica, Ltd. (A)	841	$ 12,887
Potash Corp. of Saskatchewan, Inc.	3,700	130,796
PPG Industries, Inc.	400	92,460
Praxair, Inc.	1,100	142,516
Sherwin-Williams Co.	600	157,824
Shin-Etsu Chemical Co., Ltd.	1,700	110,669
Sigma-Aldrich Corp.	1,000	137,270
Solvay SA, Class A	297	40,188
Sumitomo Chemical Co., Ltd.	5,000	19,684
Syngenta AG	359	115,475
Taiyo Nippon Sanso Corp. (A)	3,000	33,026
Teijin, Ltd.	4,000	10,632
Toray Industries, Inc. (A)	5,000	39,950
Umicore SA	293	11,790
Yara International ASA	701	31,217

		4,246,013

Commercial Services & Supplies - 0.2%
ADT Corp. (A)	550	19,926
Aggreko PLC	1,285	29,966
Brambles, Ltd.	3,848	33,148
Dai Nippon Printing Co., Ltd.	3,000	27,020
Edenred	711	19,663
G4S PLC	15,300	65,998
Republic Services, Inc., Class A	1,400	56,350
Secom Co., Ltd.	800	45,964
Securitas AB, Class B	2,900	35,083
Societe BIC SA	200	26,585
Stericycle, Inc. (A) (G)	600	78,648
Toppan Printing Co., Ltd.	2,000	12,995
Tyco International PLC	4,300	188,598
Waste Management, Inc.	3,300	169,356

		809,300

Communications Equipment - 0.4%
Alcatel-Lucent (A) (G)	12,500	44,715
Cisco Systems, Inc.	22,700	631,401
F5 Networks, Inc., Class B (G)	500	65,233
Juniper Networks, Inc.	1,800	40,176
Motorola Solutions, Inc. (A)	2,213	148,448
Nokia OYJ	16,698	132,061
QUALCOMM, Inc.	7,300	542,609
Telefonaktiebolaget LM Ericsson, Class B	12,776	154,693

		1,759,336

Construction & Engineering - 0.1%
ACS Actividades de Construccion y Servicios SA	855	29,801
Bouygues SA, Class A	792	28,598
Chiyoda Corp.	1,000	8,285
Ferrovial SA	2,900	57,328
Fluor Corp. (A)	600	36,378
JGC Corp. (A)	1,300	26,763
Kajima Corp. (A)	4,900	20,150
Leighton Holdings, Ltd.	3,687	67,135
Obayashi Corp. (A)	6,000	38,677
Shimizu Corp.	5,000	33,960
Skanska AB, Class B	2,057	44,164
SNC-Lavalin Group, Inc.	1,300	49,581
Taisei Corp. (A)	5,200	29,494
Vinci SA	1,996	108,987

		579,301

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Construction Materials - 0.1%
Boral, Ltd.	2,548	$ 10,934
CRH PLC	3,321	79,855
Fletcher Building, Ltd.	3,130	20,166
HeidelbergCement AG	650	45,877
Holcim, Ltd. (G)	832	59,475
Imerys SA	600	44,143
James Hardie Industries PLC, CDI (A)	4,700	50,174
Lafarge SA	552	38,750
Taiheiyo Cement Corp.	8,000	25,099

		374,473

Consumer Finance - 0.2%
Acom Co., Ltd. (A) (G)	7,500	22,896
AEON Financial Service Co., Ltd. (A)	1,000	19,751
American Express Co.	3,800	353,552
Capital One Financial Corp.	2,500	206,375
Credit Saison Co., Ltd.	600	11,158
Discover Financial Services	1,300	85,137
Navient Corp.	2,600	56,186
Synchrony Financial (G)	3,400	101,150

		856,205

Containers & Packaging - 0.0% (C)
Amcor, Ltd.	3,510	38,618
Ball Corp.	600	40,902
Toyo Seikan Group Holdings, Ltd.	1,600	19,875

		99,395

Distributors - 0.0% (C)
Genuine Parts Co.	600	63,942
Jardine Cycle & Carriage, Ltd.	180	5,767

		69,709

Diversified Consumer Services - 0.0% (C)
Benesse Holdings, Inc.	300	8,902

Diversified Financial Services - 1.2%
ASX, Ltd.	1,449	43,230
Bank of America Corp.	45,600	815,784
Berkshire Hathaway, Inc., Class B (G)	5,100	765,765
Citigroup, Inc.	12,911	698,614
CME Group, Inc., Class A	1,000	88,650
Credit Suisse Group AG (G)	5,302	133,193
Deutsche Boerse AG	586	41,642
Eurazeo SA	881	61,702
Exor SpA	1,400	57,444
First Pacific Co., Ltd.	17,000	16,766
Groupe Bruxelles Lambert SA	429	36,602
Hong Kong Exchanges and Clearing, Ltd.	4,600	101,553
Industrivarden AB, Class C	2,000	34,716
Intercontinental Exchange, Inc.	640	140,346
Investment AB Kinnevik, Class B	999	32,487
Investor AB, Class B	1,891	68,753
Japan Exchange Group, Inc. (A)	1,200	27,973
JPMorgan Chase & Co.	16,100	1,007,538
London Stock Exchange Group PLC	1,500	51,614
McGraw-Hill Financial, Inc.	2,300	204,654
Mitsubishi UFJ Lease & Finance Co., Ltd.	6,120	28,781
Moody’s Corp.	1,000	95,810
ORIX Corp.	5,460	68,702
Pargesa Holding SA	651	50,235

	Shares	Value
COMMON STOCKS (continued)
Diversified Financial Services (continued)
Singapore Exchange, Ltd.	4,000	$ 23,516
Wendel SA	400	44,818

		4,740,888

Diversified Telecommunication Services - 0.9%
AT&T, Inc. (A)	24,800	833,032
BCE, Inc. (A)	1,149	52,693
Belgacom SA	842	30,551
Bezeq Israeli Telecommunication Corp., Ltd.	12,438	22,063
BT Group PLC, Class A	33,088	205,809
CenturyLink, Inc.	3,249	128,595
Deutsche Telekom AG	12,511	200,180
Elisa OYJ	564	15,394
HKT Trust & HKT, Ltd.	14,000	18,198
Iliad SA	123	29,574
Inmarsat PLC	4,216	52,276
Koninklijke KPN NV	27,789	87,740
Nippon Telegraph & Telephone Corp.	1,800	91,949
Orange SA	8,100	137,754
PCCW, Ltd.	8,000	5,468
Singapore Telecommunications, Ltd.	34,000	99,800
Spark New Zealand, Ltd.	6,787	16,453
Swisscom AG	129	67,691
TDC A/S, Class B	2,394	18,259
Telecom Italia SpA (A) (G)	49,323	52,602
Telecom Italia SpA	35,922	30,032
Telefonica Deutschland Holding AG (G)	5,000	26,499
Telefonica SA	19,645	282,054
Telenor ASA	3,562	72,054
TeliaSonera AB	10,340	66,480
Telstra Corp., Ltd.	15,830	76,852
TELUS Corp. (H)	800	28,810
Verizon Communications, Inc.	17,493	818,323
Vivendi SA (G)	5,666	141,030
Windstream Holdings, Inc.	8,000	65,920

		3,774,135

Electric Utilities - 0.5%
American Electric Power Co., Inc.	3,600	218,592
AusNet Services	1,005	1,086
Cheung Kong Infrastructure Holdings, Ltd.	6,000	44,238
Chubu Electric Power Co., Inc. (G)	2,300	27,027
Chugoku Electric Power Co., Inc. (A)	1,700	22,227
CLP Holdings, Ltd.	8,500	73,769
Contact Energy, Ltd.	4,565	22,670
Duke Energy Corp.	2,296	191,808
Edison International	900	58,932
EDP - Energias de Portugal SA	10,120	39,242
Electricite de France SA	1,016	27,969
Enel SpA	23,905	106,557
Entergy Corp., Class B (A)	600	52,488
Exelon Corp. (A)	3,078	114,132
FirstEnergy Corp.	1,066	41,563
Fortis, Inc.	1,300	43,594
Fortum OYJ	1,987	43,141
Hokuriku Electric Power Co.	1,400	17,879
Iberdrola SA	20,045	135,118
Kansai Electric Power Co., Inc. (G)	2,700	25,685
Kyushu Electric Power Co., Inc. (G)	3,500	35,053

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities (continued)
NextEra Energy, Inc.	1,700	$ 180,693
Northeast Utilities (A)	1,061	56,785
Power Assets Holdings, Ltd.	5,000	48,308
PPL Corp.	2,900	105,357
Red Electrica Corp. SA	400	35,261
Shikoku Electric Power Co., Inc. (G)	500	6,065
Southern Co.	3,100	152,241
SSE PLC, Class B	2,398	60,590
Terna Rete Elettrica Nazionale SpA	4,393	19,954
Tohoku Electric Power Co., Inc.	1,300	15,127
Tokyo Electric Power Co., Inc. (G)	5,300	21,557
Xcel Energy, Inc.	1,400	50,288

		2,094,996

Electrical Equipment - 0.3%
ABB, Ltd. (G)	7,949	168,186
Alstom SA (G)	629	20,287
AMETEK, Inc., Class A	1,050	55,262
Eaton Corp. PLC	1,994	135,512
Emerson Electric Co.	2,700	166,671
Legrand SA	1,171	61,429
Mitsubishi Electric Corp.	8,000	95,024
Nidec Corp. (A)	1,000	64,586
Osram Licht AG (G)	351	13,780
Prysmian SpA	896	16,328
Rockwell Automation, Inc., Class B (A)	500	55,600
Schneider Electric SE	2,182	158,913
Vestas Wind Systems A/S (G)	1,000	36,317

		1,047,895

Electronic Equipment, Instruments & Components - 0.2%
Amphenol Corp., Class A	1,200	64,572
Corning, Inc.	3,700	84,841
Hexagon AB, Class B	1,472	45,410
Hirose Electric Co., Ltd. (A)	300	34,807
Hitachi High-Technologies Corp.	500	14,363
Hitachi, Ltd.	19,500	143,925
Hoya Corp.	1,600	54,120
Keyence Corp.	200	89,119
Kyocera Corp.	1,200	54,911
Murata Manufacturing Co., Ltd.	900	98,209
Nippon Electric Glass Co., Ltd.	1,500	6,750
Omron Corp.	600	26,841
TDK Corp.	300	17,669
TE Connectivity, Ltd.	3,400	215,050

		950,587

Energy Equipment & Services - 0.3%
Amec Foster Wheeler PLC	1,700	22,452
Baker Hughes, Inc.	3,000	168,210
Cameron International Corp. (G)	2,500	124,875
Diamond Offshore Drilling, Inc. (A)	600	22,026
Ensco PLC, Class A (A)	800	23,960
FMC Technologies, Inc. (G)	800	37,472
Halliburton Co.	3,900	153,387
National Oilwell Varco, Inc.	1,800	117,954
Noble Corp. PLC (A)	1,000	16,570
Petrofac, Ltd.	2,778	30,263
Saipem SpA (A) (G)	1,338	14,026
Schlumberger, Ltd.	5,639	481,627

	Shares	Value
COMMON STOCKS (continued)
Energy Equipment & Services (continued)
Seadrill, Ltd. (A)	1,286	$ 14,879
Subsea 7 SA (A)	1,363	13,947
Technip SA	431	25,674
Tenaris SA (A)	1,818	27,472
Transocean, Ltd. (A)	1,113	20,423
Weatherford International PLC (A) (G)	5,900	67,555
WorleyParsons, Ltd.	874	7,159

		1,389,931

Food & Staples Retailing - 0.8%
Aeon Co., Ltd. (A)	2,200	22,109
Alimentation Couche-Tard, Inc., Class B	1,200	50,291
Carrefour SA	2,140	65,123
Casino Guichard Perrachon SA	508	46,718
Colruyt SA	532	24,732
Costco Wholesale Corp.	1,600	226,800
CVS Health Corp.	4,700	452,657
Delhaize Group SA	429	31,242
Distribuidora Internacional de Alimentacion SA	1,040	7,047
FamilyMart Co., Ltd. (A)	300	11,299
George Weston, Ltd., Class A	400	34,550
ICA Gruppen AB	500	19,469
J. Sainsbury PLC (A)	9,900	37,805
Jeronimo Martins SGPS SA	1,149	11,513
Koninklijke Ahold NV	2,534	45,037
Kroger Co.	1,600	102,736
Lawson, Inc. (A)	200	12,086
Loblaw Cos., Ltd.	1,809	96,803
Metcash, Ltd. (A)	17,745	26,743
Metro AG (G)	1,800	55,022
Seven & I Holdings Co., Ltd.	3,200	115,108
Sysco Corp. (A)	4,300	170,667
Tesco PLC	29,088	84,812
Wal-Mart Stores, Inc.	7,900	678,452
Walgreens Boots Alliance, Inc.	3,700	281,940
Wesfarmers, Ltd.	4,891	165,598
Whole Foods Market, Inc. (A)	1,800	90,756
WM Morrison Supermarkets PLC (A)	23,879	68,133
Woolworths, Ltd. (A)	5,314	132,051

		3,167,299

Food Products - 0.9%
Ajinomoto Co., Inc.	3,000	55,851
Archer-Daniels-Midland Co.	4,900	254,800
Aryzta AG (G)	600	46,110
Associated British Foods PLC	2,519	123,152
Bunge, Ltd.	600	54,546
Campbell Soup Co. (A)	1,100	48,400
Chocoladefabriken Lindt & Spruengli AG	1	57,702
ConAgra Foods, Inc.	1,500	54,420
Danone SA	2,555	167,041
General Mills, Inc.	2,700	143,991
Golden Agri-Resources, Ltd.	31,000	10,729
Hershey Co.	1,300	135,109
Hormel Foods Corp.	1,700	88,570
J.M. Smucker, Co.	500	50,490
Kellogg Co. (A)	2,200	143,968
Kerry Group PLC, Class A	740	51,124
Kraft Foods Group, Inc.	2,033	127,388

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Food Products (continued)
Mead Johnson Nutrition Co., Class A	500	$ 50,270
MEIJI Holdings Co., Ltd. (A)	300	27,294
Mondelez International, Inc., Class A	6,100	221,582
Nestle SA	13,962	1,017,843
NH Foods, Ltd.	1,000	21,878
Nisshin Seifun Group, Inc. (A)	2,400	23,234
Nissin Foods Holdings Co., Ltd.	300	14,299
Orkla ASA	4,787	32,587
Saputo, Inc.	1,000	30,057
Tate & Lyle PLC	2,200	20,613
Toyo Suisan Kaisha, Ltd.	1,000	32,199
Unilever NV, CVA	6,902	269,990
Unilever PLC	4,638	188,433
WH Group, Ltd., 144A (A) (G)	24,000	13,656
Wilmar International, Ltd.	8,000	19,493
Yakult Honsha Co., Ltd., Class A (A)	600	31,671
Yamazaki Baking Co., Ltd. (A)	2,500	30,848

		3,659,338

Gas Utilities - 0.1%
APA Group (A)	3,733	22,567
Enagas SA	700	22,079
Gas Natural SDG SA	2,960	74,357
Hong Kong & China Gas Co., Ltd.	22,832	51,902
Osaka Gas Co., Ltd.	7,000	26,145
Snam SpA	8,096	40,069
Toho Gas Co., Ltd. (A)	3,600	17,612
Tokyo Gas Co., Ltd.	9,000	48,561

		303,292

Health Care Equipment & Supplies - 0.6%
Abbott Laboratories	6,700	301,634
Baxter International, Inc.	2,000	146,580
Becton Dickinson and Co.	1,700	236,572
Boston Scientific Corp. (G)	6,000	79,500
Coloplast A/S, Class B (A)	750	62,763
Covidien PLC	2,000	204,560
CR Bard, Inc.	700	116,634
Edwards Lifesciences Corp. (G)	400	50,952
Elekta AB, Class B	1,200	12,269
Essilor International SA	764	85,201
Getinge AB, Class B	903	20,563
Intuitive Surgical, Inc. (G)	200	105,788
Medtronic, Inc. (A)	3,800	274,360
Olympus Corp. (G)	800	28,024
Smith & Nephew PLC	4,334	78,153
Sonova Holding AG	403	59,205
St. Jude Medical, Inc.	2,100	136,563
Stryker Corp.	2,400	226,392
Sysmex Corp. (A)	600	26,630
Terumo Corp.	800	18,157
Zimmer Holdings, Inc., Class A	1,200	136,104

		2,406,604

Health Care Providers & Services - 0.6%
Aetna, Inc.	1,600	142,128
Alfresa Holdings Corp.	1,600	19,321
AmerisourceBergen Corp., Class A	1,000	90,160
Antham, Inc.	1,600	201,072
Cardinal Health, Inc.	900	72,657

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services (continued)
Catamaran Corp. (G)	800	$ 41,398
Cigna Corp.	1,300	133,783
DaVita HealthCare Partners, Inc. (G)	1,200	90,888
Express Scripts Holding Co. (G)	2,928	247,914
Fresenius Medical Care AG & Co., KGaA	1,268	94,639
Fresenius SE & Co. KGaA	1,044	54,282
HCA Holdings, Inc. (G)	1,939	142,303
Humana, Inc., Class A (A)	1,300	186,719
Laboratory Corp. of America Holdings (G)	400	43,160
McKesson Corp.	1,000	207,580
Medipal Holdings Corp.	900	10,512
Miraca Holdings, Inc.	300	12,906
Quest Diagnostics, Inc. (A)	1,900	127,414
Ramsay Health Care, Ltd.	2,022	93,736
Ryman Healthcare, Ltd.	1,600	10,613
Sonic Healthcare, Ltd.	2,010	30,240
Suzuken Co., Ltd.	700	19,336
UnitedHealth Group, Inc.	3,800	384,142

		2,456,903

Health Care Technology - 0.1%
Cerner Corp. (G)	3,100	200,446

Hotels, Restaurants & Leisure - 0.5%
Accor SA	574	25,802
Carnival Corp.	3,800	172,254
Carnival PLC, Class A	3,300	149,154
Chipotle Mexican Grill, Inc., Class A (G)	136	93,093
Compass Group PLC	4,540	77,602
Crown Resorts, Ltd.	2,758	28,364
Galaxy Entertainment Group, Ltd.	11,400	63,347
Genting Singapore PLC (A)	36,000	29,188
Hilton Worldwide Holdings, Inc. (G)	2,700	70,443
Las Vegas Sands Corp.	2,900	168,664
Marriott International, Inc., Class A (A)	2,300	179,469
McDonald’s Corp.	4,300	402,910
McDonald’s Holdings Co., Japan, Ltd. (A)	400	8,755
MGM China Holdings, Ltd.	10,000	25,249
Oriental Land Co., Ltd. (A)	200	46,123
Sands China, Ltd.	10,000	48,745
Shangri-La Asia, Ltd.	8,000	10,942
SJM Holdings, Ltd.	7,000	11,013
Sodexo SA	250	24,471
Starbucks Corp.	2,700	221,535
Starwood Hotels & Resorts Worldwide, Inc.	600	48,642
Tatts Group, Ltd.	8,000	22,500
Wynn Macau, Ltd. (A)	9,161	25,616
Wynn Resorts, Ltd.	625	92,975
Yum! Brands, Inc.	1,700	123,845

		2,170,701

Household Durables - 0.1%
Electrolux AB, Series B	977	28,547
Garmin, Ltd. (A)	800	42,264
Husqvarna AB, Class B	2,400	17,641
Iida Group Holdings Co., Ltd.	1,600	19,491
Nikon Corp. (A)	1,200	15,944
Panasonic Corp.	9,500	111,895
Rinnai Corp.	200	13,438
Sekisui Chemical Co., Ltd.	3,000	36,093

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Household Durables (continued)
Sekisui House, Ltd. (A)	3,000	$ 39,474
Sharp Corp. (A) (G)	8,400	18,583
Sony Corp.	4,300	87,760

		431,130

Household Products - 0.5%
Church & Dwight Co., Inc.	900	70,929
Clorox Co. (A)	600	62,526
Colgate-Palmolive Co.	3,400	235,246
Henkel AG & Co. KGaA	564	54,634
Kimberly-Clark Corp.	1,400	161,756
Procter & Gamble Co.	11,600	1,056,644
Reckitt Benckiser Group PLC, Class A	2,437	197,382
Svenska Cellulosa AB SCA, Class B	2,423	52,237
Unicharm Corp.	1,500	35,953

		1,927,307

Independent Power and Renewable Electricity Producers - 0.1%
AES Corp.	3,000	41,310
Calpine Corp. (G)	6,500	143,845
Electric Power Development Co., Ltd.	500	16,896
Enel Green Power SpA	17,983	37,677

		239,728

Industrial Conglomerates - 0.6%
3M Co.	2,400	394,368
Danaher Corp.	2,100	179,991
General Electric Co.	44,800	1,132,096
Hutchison Whampoa, Ltd.	9,000	102,999
Keppel Corp., Ltd.	5,200	34,660
Koninklijke Philips NV	3,632	105,277
NWS Holdings, Ltd.	12,000	21,949
Roper Industries, Inc.	400	62,540
Sembcorp Industries, Ltd.	4,000	13,396
Siemens AG, Class A	3,519	394,846
Smiths Group PLC	3,680	62,575
Toshiba Corp.	15,000	63,260

		2,567,957

Insurance - 1.4%
ACE, Ltd.	1,400	160,832
Aflac, Inc. (A)	1,200	73,308
Ageas	901	32,035
AIA Group, Ltd.	51,600	283,609
Allianz SE, Class A	1,904	315,352
Allstate Corp.	1,200	84,300
American International Group, Inc.	5,920	331,579
AMP, Ltd.	21,333	95,012
Aon PLC	2,300	218,109
Arch Capital Group, Ltd. (G)	300	17,730
Assicurazioni Generali SpA	4,281	87,901
Aviva PLC	10,097	75,863
Chubb Corp., Class A	700	72,429
CNP Assurances	1,601	28,383
Dai-ichi Life Insurance Co., Ltd.	4,700	71,345
Delta Lloyd NV	307	6,751
Everest RE Group, Ltd.	100	17,030
Fairfax Financial Holdings, Ltd.	100	52,400
Gjensidige Forsikring ASA, Class A	1,640	26,760
Great-West Lifeco, Inc. (A)	2,700	78,062

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Hannover Rueck SE	1,000	$ 90,211
Hartford Financial Services Group, Inc.	1,800	75,042
Insurance Australia Group, Ltd.	7,001	35,548
Intact Financial Corp.	700	50,521
Legal & General Group PLC	25,762	99,471
Lincoln National Corp. (A)	400	23,068
Loews Corp.	2,700	113,454
Manulife Financial Corp.	7,900	150,819
Mapfre SA	14,080	47,590
Marsh & McLennan Cos., Inc.	3,900	223,236
MetLife, Inc.	4,000	216,360
MS&AD Insurance Group Holdings, Inc. (A)	2,100	49,766
Muenchener Rueckversicherungs- Gesellschaft AG	631	125,656
Old Mutual PLC	21,089	62,153
PartnerRe, Ltd.	300	34,239
Power Corp. of Canada (A)	2,000	54,674
Power Financial Corp. (A)	1,100	34,255
Principal Financial Group, Inc.	1,400	72,716
Progressive Corp.	5,200	140,348
Prudential Financial, Inc.	2,000	180,920
Prudential PLC	9,209	212,907
QBE Insurance Group, Ltd.	5,037	45,738
RenaissanceRe Holdings, Ltd. (A)	200	19,444
RSA Insurance Group PLC (G)	13,480	91,010
Sampo Oyj, Class A	1,811	84,781
SCOR SE	874	26,482
Sompo Japan Nipponkoa Holdings, Inc.	1,700	42,751
Sony Financial Holdings, Inc.	2,620	38,580
Standard Life PLC (G)	17,652	109,342
Sun Life Financial, Inc. (A)	2,500	90,205
Suncorp Group, Ltd.	5,451	62,271
Swiss Life Holding AG (G)	300	70,905
Swiss Re AG (G)	1,463	122,558
T&D Holdings, Inc.	2,450	29,370
Tokio Marine Holdings, Inc.	3,100	100,681
Travelers Cos., Inc.	1,600	169,360
Tryg A/S	292	32,627
UnipolSai SpA	13,078	35,211
Vienna Insurance Group AG Wiener Versicherung Gruppe	330	14,749
Willis Group Holdings PLC	1,000	44,810
XL Group PLC, Class A	2,500	85,925
Zurich Insurance Group AG (G)	509	159,064

		5,697,608

Internet & Catalog Retail - 0.2%
Amazon.com, Inc. (G)	1,700	527,595
Liberty Interactive Corp., Series A (G)	2,000	58,840
Netflix, Inc. (A) (G)	200	68,322
Priceline Group, Inc. (G)	200	228,042
Rakuten, Inc. (A) (G)	3,073	42,733

		925,532

Internet Software & Services - 0.7%
eBay, Inc. (G)	4,200	235,704
Facebook, Inc., Class A (G)	8,700	678,774
Google, Inc., Class A (G)	1,200	636,792
Google, Inc., Class C (G)	1,200	631,680

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Internet Software & Services (continued)
LinkedIn Corp., Class A (A) (G)	500	$ 114,855
Twitter, Inc. (G)	4,828	173,180
Yahoo Japan Corp. (A)	4,100	14,694
Yahoo! Inc. (G)	4,200	212,142

		2,697,821

IT Services - 0.7%
Accenture PLC, Class A	2,300	205,413
Amadeus IT Holding SA, Class A	1,507	60,020
AtoS	313	24,869
Automatic Data Processing, Inc.	2,100	175,077
Cap Gemini SA	492	35,186
CGI Group, Inc., Class A (A) (G)	1,300	49,558
Cognizant Technology Solutions Corp., Class A (G)	3,200	168,512
Computershare, Ltd.	3,870	37,019
Fidelity National Information Services, Inc.	1,100	68,420
Fiserv, Inc. (A) (G)	1,000	70,970
Fujitsu, Ltd.	7,000	37,322
International Business Machines Corp.	4,600	738,024
ITOCHU Techno-Solutions Corp.	400	14,114
Mastercard, Inc., Class A	4,000	344,640
Nomura Research Institute, Ltd. (A)	1,500	45,878
NTT Data Corp. (A)	1,211	45,116
Paychex, Inc.	1,200	55,404
Teradata Corp. (A) (G)	1,500	65,520
Visa, Inc., Class A (A)	2,200	576,840
Western Union Co. (A)	2,100	37,611
Xerox Corp.	4,800	66,528

		2,922,041

Leisure Products - 0.1%
Bandai Namco Holdings, Inc.	1,400	29,640
Mattel, Inc. (A)	2,600	80,457
Sankyo Co., Ltd.	300	10,291
Sega Sammy Holdings, Inc. (A)	2,200	28,147
Shimano, Inc.	300	38,857

		187,392

Life Sciences Tools & Services - 0.1%
Agilent Technologies, Inc.	2,800	114,632
Illumina, Inc. (G)	700	129,206
Lonza Group AG (G)	500	56,296
QIAGEN NV (G)	1,900	44,257
Thermo Fisher Scientific, Inc.	1,500	187,935

		532,326

Machinery - 0.7%
Alfa Laval AB	1,076	20,347
Amada Co., Ltd. (A)	3,000	25,706
Andritz AG	300	16,493
Atlas Copco AB, Class A	2,427	67,533
Atlas Copco AB, Class B	1,598	40,905
Caterpillar, Inc.	2,300	210,519
CNH Industrial NV (A)	3,146	25,467
Cummins, Inc.	1,300	187,421
Deere & Co. (A)	1,600	141,552
Dover Corp. (A)	1,300	93,236
FANUC Corp.	800	131,904
GEA Group AG	1,022	44,933

	Shares	Value
COMMON STOCKS (continued)
Machinery (continued)
Hino Motors, Ltd.	2,000	$ 26,327
Hitachi Construction Machinery Co., Ltd.	200	4,229
IHI Corp.	5,000	25,322
Illinois Tool Works, Inc., Class A	1,800	170,460
Ingersoll-Rand PLC	2,700	171,153
Joy Global, Inc.	500	23,260
JTEKT Corp. (A)	1,200	20,196
Kawasaki Heavy Industries, Ltd.	7,000	31,833
Komatsu, Ltd. (A)	4,000	88,432
Kone OYJ, Class B (A)	1,488	67,745
Kubota Corp.	5,000	72,574
Kurita Water Industries, Ltd.	500	10,426
Makita Corp.	300	13,519
MAN SE	621	69,160
Metso OYJ	455	13,622
Mitsubishi Heavy Industries, Ltd.	11,000	60,704
Nabtesco Corp.	600	14,501
NGK Insulators, Ltd.	1,400	28,698
NSK, Ltd.	2,000	23,613
PACCAR, Inc.	2,800	190,428
Parker-Hannifin Corp.	1,400	180,530
Pentair PLC	263	17,468
Sandvik AB	3,623	35,227
Schindler Holding AG	200	28,686
Sembcorp Marine, Ltd. (A)	4,000	9,815
SKF AB, Class B	2,461	51,842
SMC Corp.	200	52,445
Stanley Black & Decker, Inc.	1,700	163,336
Sumitomo Heavy Industries, Ltd.	4,000	21,516
THK Co., Ltd.	1,000	24,032
Vallourec SA (A)	994	26,939
Volvo AB, Class B	7,096	76,520
Wartsila OYJ Abp	587	26,273
Weir Group PLC	2,900	83,160
Yangzijiang Shipbuilding Holdings, Ltd. (A)	14,000	12,687

		2,942,694

Marine - 0.0% (C)
A.P. Moller - Maersk A/S, Class A	5	9,568
A.P. Moller - Maersk A/S, Class B	15	29,834
Keuhne & Nagel International AG	443	60,175
Mitsui O.S.K. Lines, Ltd. (A)	7,000	20,739
Nippon Yusen KK	11,000	31,070

		151,386

Media - 1.2%
Axel Springer SE (A)	700	42,220
CBS Corp., Class B	1,500	83,010
Comcast Corp., Class A	8,900	516,289
Comcast Corp., Special Class A (A)	1,500	86,347
Dentsu, Inc.	1,300	54,654
DIRECTV (G)	2,500	216,750
Discovery Communications, Inc., Class C (G)	2,000	67,440
Discovery Communications, Inc., Series A (A) (G)	2,000	68,900
DISH Network Corp., Class A (G)	3,200	233,248
Eutelsat Communications SA	1,278	41,330
ITV PLC	17,100	57,041
JCDecaux SA	1,315	45,276
Kabel Deutschland Holding AG (G)	800	108,415

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Media (continued)
Lagardere SCA	1,800	$ 46,876
Liberty Global PLC, Class A (G)	2,200	110,451
Liberty Global PLC, Series C (G)	2,200	106,282
Liberty Media Corp., Class A (G)	600	21,162
Liberty Media Corp., Class C (G)	1,200	42,036
News Corp., Class A (G)	1,524	23,912
Numericable-SFR (G)	600	29,724
Omnicom Group, Inc. (A)	2,300	178,181
Pearson PLC	2,730	50,418
Publicis Groupe SA	701	50,272
Reed Elsevier NV	3,606	86,113
Reed Elsevier PLC	6,093	104,081
Scripps Networks Interactive, Inc., Class A (A)	900	67,743
SES SA	872	31,354
Shaw Communications, Inc., Class B (A)	2,200	59,365
Singapore Press Holdings, Ltd. (A)	7,000	22,221
Sirius XM Holdings, Inc. (G)	37,874	132,559
Sky PLC	4,495	62,734
Telenet Group Holding NV (G)	200	11,224
Thomson Reuters Corp., Class B	1,600	64,548
Time Warner Cable, Inc.	1,300	197,678
Time Warner, Inc.	3,500	298,970
Toho Co., Ltd.	1,100	24,958
Twenty-First Century Fox, Inc., Class A (A)	6,100	234,270
Twenty-First Century Fox, Inc., Class B	5,900	217,651
Viacom, Inc., Class B	1,200	90,300
Walt Disney Co.	7,200	678,168
Wolters Kluwer NV	700	21,361
WPP PLC, Class A	3,710	77,137

		4,762,669

Metals & Mining - 0.6%
Agnico Eagle Mines, Ltd.	600	14,935
Alcoa, Inc.	12,400	195,796
Anglo American PLC	4,851	89,765
Antofagasta PLC, Class A	5,815	67,756
ArcelorMittal	4,057	44,448
Barrick Gold Corp.	4,200	45,261
BHP Billiton PLC	7,679	164,571
BHP Billiton, Ltd.	13,601	321,563
Boliden AB	1,192	19,054
Eldorado Gold Corp., Class A	5,200	31,689
First Quantum Minerals, Ltd.	3,948	56,104
Fortescue Metals Group, Ltd. (A)	11,892	26,111
Franco-Nevada Corp.	500	24,621
Freeport-McMoRan, Inc.	3,400	79,424
Fresnillo PLC (A)	4,101	48,740
Glencore PLC (G)	40,302	186,027
Goldcorp, Inc.	2,900	53,692
Hitachi Metals, Ltd.	1,400	23,787
Iluka Resources, Ltd. (A)	5,315	25,525
JFE Holdings, Inc.	2,100	46,832
Kinross Gold Corp. (G)	6,433	18,051
Kobe Steel, Ltd. (A)	9,000	15,502
Mitsubishi Materials Corp. (A)	4,000	13,270
New Gold, Inc. (G)	2,650	11,359
Newcrest Mining, Ltd. (G)	3,252	28,614
Newmont Mining Corp.	2,100	39,690
Nippon Steel & Sumitomo Metal Corp.	31,000	76,900

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining (continued)
Norsk Hydro ASA	5,754	$ 32,412
Nucor Corp.	1,000	49,050
Randgold Resources, Ltd.	700	47,523
Rio Tinto PLC	4,842	223,202
Rio Tinto, Ltd.	1,626	76,228
Silver Wheaton Corp.	1,500	30,509
Sumitomo Metal Mining Co., Ltd.	2,000	29,830
Teck Resources, Ltd., Class B	2,100	28,704
ThyssenKrupp AG (G)	1,549	39,459
Turquoise Hill Resources, Ltd. (G)	16,445	50,816
Voestalpine AG	563	22,246
Yamana Gold, Inc. (A)	3,200	12,918

		2,411,984

Multi-Utilities - 0.5%
AGL Energy, Ltd.	3,330	36,321
Ameren Corp.	1,100	50,743
Canadian Utilities, Ltd., Class A (A)	600	21,128
CenterPoint Energy, Inc.	1,900	44,517
Centrica PLC	21,915	94,923
CMS Energy Corp.	3,100	107,725
Consolidated Edison, Inc. (A)	1,600	105,616
Dominion Resources, Inc.	2,400	184,560
DTE Energy Co.	700	60,459
E.ON SE	8,854	151,330
GDF Suez	5,410	126,156
National Grid PLC, Class B	16,593	235,443
NiSource, Inc., Class B	3,000	127,260
PG&E Corp.	3,100	165,044
Public Service Enterprise Group, Inc.	1,200	49,692
RWE AG	1,736	53,581
SCANA Corp. (A)	1,500	90,600
Sempra Energy	1,090	121,382
Suez Environnement Co.	1,600	27,877
Veolia Environnement SA	2,882	51,048
Wisconsin Energy Corp. (A)	1,300	68,562

		1,973,967

Multiline Retail - 0.3%
Canadian Tire Corp., Ltd., Class A	800	84,517
Dollar General Corp. (G)	2,500	176,750
Dollar Tree, Inc. (G)	800	56,304
Family Dollar Stores, Inc.	700	55,447
Isetan Mitsukoshi Holdings, Ltd. (A)	1,200	14,849
Kohl’s Corp. (A)	800	48,832
Macy’s, Inc. (A)	3,200	210,400
Marks & Spencer Group PLC	13,300	98,478
Next PLC	1,400	148,480
Nordstrom, Inc.	700	55,573
Target Corp.	2,300	174,593

		1,124,223

Oil, Gas & Consumable Fuels - 2.5%
Anadarko Petroleum Corp., Class A	1,800	148,500
Apache Corp.	1,400	87,738
ARC Resources, Ltd. (A)	3,200	69,299
Baytex Energy Corp. (A)	900	14,966
BG Group PLC	14,369	192,282
BP PLC	80,568	511,412
Cameco Corp., Class A	2,400	39,353

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Canadian Natural Resources, Ltd.	4,700	$ 145,312
Canadian Oil Sands, Ltd.	3,700	33,185
Cenovus Energy, Inc.	2,700	55,706
Chesapeake Energy Corp. (A)	7,000	136,990
Chevron Corp.	8,300	931,094
Cobalt International Energy, Inc. (G)	2,300	20,447
Concho Resources, Inc. (G)	401	40,000
ConocoPhillips	5,300	366,018
CONSOL Energy, Inc. (A)	1,100	37,191
Continental Resources, Inc., Class B (A) (G)	2,964	113,699
Crescent Point Energy Corp. (A)	1,300	30,111
Denbury Resources, Inc. (A)	500	4,065
Devon Energy Corp., Class A	900	55,089
Enbridge, Inc.	3,300	169,687
EnCana Corp. (A)	3,100	43,146
Eni SpA, Class B	10,808	189,318
EOG Resources, Inc.	2,200	202,554
EQT Corp.	600	45,420
Exxon Mobil Corp.	19,815	1,831,897
Galp Energia SGPS SA, Class B	1,635	16,603
Husky Energy, Inc.	2,700	63,909
Idemitsu Kosan Co., Ltd. (A)	400	6,605
Imperial Oil, Ltd.	1,300	56,004
INPEX Corp.	3,200	35,625
Inter Pipeline, Ltd. (A)	2,000	61,870
JX Holdings, Inc. (A)	8,000	31,133
Keyera Corp.	300	20,934
Kinder Morgan, Inc. (A)	8,156	345,080
Koninklijke Vopak NV (A)	738	38,289
Lundin Petroleum AB (A) (G)	1,096	15,684
Marathon Oil Corp.	1,600	45,264
Marathon Petroleum Corp.	1,000	90,260
MEG Energy Corp. (G)	1,600	26,924
Murphy Oil Corp. (A)	700	35,364
Neste Oil OYJ (A)	697	16,919
Noble Energy, Inc.	2,600	123,318
Occidental Petroleum Corp.	2,900	233,769
OMV AG	597	15,852
ONEOK, Inc.	2,500	124,475
Origin Energy, Ltd.	5,154	48,764
Pacific Rubiales Energy Corp.	2,500	15,472
Pembina Pipeline Corp. (A)	1,000	36,443
Penn West Petroleum, Ltd. (A)	4,300	8,994
Phillips 66	2,500	179,250
Pioneer Natural Resources Co.	1,200	178,620
Range Resources Corp. (A)	600	32,070
Repsol SA, Class A	5,028	94,128
Royal Dutch Shell PLC, Class A	17,281	576,717
Royal Dutch Shell PLC, Class B	11,229	387,974
Santos, Ltd.	6,203	41,435
Showa Shell Sekiyu KK (A)	200	1,970
Southwestern Energy Co. (A) (G)	1,200	32,748
Spectra Energy Corp. (A)	4,600	166,980
Statoil ASA	4,735	83,368
Talisman Energy, Inc. (A)	4,400	34,464
TonenGeneral Sekiyu KK (A)	3,000	25,610
Total SA	9,376	480,351
Tourmaline Oil Corp. (G)	824	27,448

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
TransCanada Corp. (A)	2,600	$ 127,784
Tullow Oil PLC	5,814	37,467
Valero Energy Corp.	1,600	79,200
Vermilion Energy, Inc. (A)	500	24,531
Williams Cos., Inc.	3,000	134,820
Woodside Petroleum, Ltd.	3,250	100,514

		9,875,482

Paper & Forest Products - 0.1%
International Paper Co.	3,700	198,246
OJI Holdings Corp.	3,000	10,734
Stora Enso OYJ, Class R	2,963	26,492
UPM-Kymmene OYJ	1,888	30,941

		266,413

Personal Products - 0.1%
Beiersdorf AG	486	39,460
Estee Lauder Cos., Inc., Class A	1,900	144,780
Kao Corp.	1,900	74,926
L’Oreal SA	986	165,028
Shiseido Co., Ltd. (A)	900	12,622

		436,816

Pharmaceuticals - 2.6%
AbbVie, Inc., Class G	6,700	438,448
Actavis PLC (A) (G)	1,663	428,073
Allergan, Inc.	1,100	233,849
Astellas Pharma, Inc.	9,500	132,260
AstraZeneca PLC	5,530	390,588
Bayer AG	3,529	481,032
Bristol-Myers Squibb Co.	7,300	430,919
Chugai Pharmaceutical Co., Ltd.	700	17,187
Daiichi Sankyo Co., Ltd. (A)	2,400	33,559
Eisai Co., Ltd. (A)	900	34,806
Eli Lilly & Co.	3,800	262,162
GlaxoSmithKline PLC	21,269	456,297
Hisamitsu Pharmaceutical Co., Inc.	300	9,460
Hospira, Inc. (G)	200	12,250
Johnson & Johnson	12,294	1,285,584
Kyowa Hakko Kirin Co., Ltd. (A)	3,300	31,075
Merck & Co., Inc.	12,900	732,591
Merck KGaA	642	60,418
Mitsubishi Tanabe Pharma Corp.	2,000	29,317
Mylan, Inc. (A) (G)	1,800	101,466
Novartis AG	9,728	902,208
NOVO Nordisk A/S, Class B	8,630	365,047
Ono Pharmaceutical Co., Ltd.	200	17,707
Orion OYJ, Class B	552	17,167
Otsuka Holdings Co., Ltd. (A)	1,300	38,976
Perrigo Co. PLC	588	98,290
Pfizer, Inc.	31,700	987,455
Roche Holding AG	2,925	792,506
Sanofi	5,364	489,038
Santen Pharmaceutical Co., Ltd.	500	26,917
Shionogi & Co., Ltd.	1,000	25,836
Shire PLC	2,902	205,752
Sumitomo Dainippon Pharma Co., Ltd. (A)	2,000	19,368
Taisho Pharmaceutical Holdings Co., Ltd.	201	12,281
Takeda Pharmaceutical Co., Ltd.	3,300	136,613
Teva Pharmaceutical Industries, Ltd.	3,798	217,720

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
UCB SA	705	$ 53,606
Valeant Pharmaceuticals International, Inc. (G)	1,400	200,432
Zoetis, Inc., Class A	2,080	89,502

		10,297,762

Professional Services - 0.2%
Adecco SA (G)	1,094	75,201
Bureau Veritas SA	784	17,370
Capita PLC	4,652	78,003
Experian PLC	3,140	52,931
Intertek Group PLC	1,100	39,811
Nielsen NV	2,790	124,797
Randstad Holding NV	1,500	72,175
Recruit Holdings Co., Ltd. (G)	900	25,847
SGS SA	28	57,175
Verisk Analytics, Inc., Class A (A) (G)	800	51,240

		594,550

Real Estate Investment Trusts - 0.9%
American Capital Agency Corp.	1,500	32,745
American Realty Capital Properties, Inc.	3,301	29,874
American Tower Corp., Class A	1,400	138,390
Annaly Capital Management, Inc.	7,800	84,318
Ascendas Real Estate Investment Trust	8,000	14,350
AvalonBay Communities, Inc. (A)	300	49,017
Boston Properties, Inc.	1,200	154,428
British Land Co. PLC	8,400	101,293
CapitaCommercial Trust	11,000	14,523
CapitaMall Trust	7,000	10,748
Corio NV	1,304	63,859
Crown Castle International Corp.	1,500	118,050
Dexus Property Group (A)	9,833	55,663
Digital Realty Trust, Inc.	500	33,150
Equity Residential	2,300	165,232
Essex Property Trust, Inc.	269	55,575
Federal Realty Investment Trust (A)	500	66,730
Fonciere Des Regions	400	36,970
Gecina SA	205	25,592
General Growth Properties, Inc.	6,114	171,987
Goodman Group (A)	14,735	68,059
GPT Group (A)	7,080	25,056
HCP, Inc.	3,100	136,493
Health Care REIT, Inc.	700	52,969
Host Hotels & Resorts, Inc.	7,000	166,390
ICADE	493	39,446
Japan Real Estate Investment Corp.	6	28,910
Japan Retail Fund Investment Corp., Class A (A)	8	16,906
Kimco Realty Corp.	1,900	47,766
Klepierre	583	25,033
Land Securities Group PLC	4,245	76,307
Link REIT	8,000	50,035
Macerich Co., Class A	600	50,046
Mirvac Group (A)	20,200	29,220
Nippon Building Fund, Inc. (A)	4	20,080
Novion Property Group (A)	15,200	26,126
Prologis, Inc., Class A	3,000	129,090
Public Storage	1,000	184,850
RioCan Real Estate Investment Trust	800	18,199

	Shares	Value
COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Scentre Group (G)	31,774	$ 90,021
Simon Property Group, Inc.	1,100	200,321
SL Green Realty Corp.	700	83,314
Stockland (A)	15,671	52,371
Unibail-Rodamco SE	369	94,662
Ventas, Inc.	2,200	157,740
Vornado Realty Trust, Class A	1,300	153,023
Westfield Corp. (G)	7,948	58,262
Weyerhaeuser Co.	1,800	64,602

		3,567,791

Real Estate Management & Development - 0.3%
Aeon Mall Co., Ltd., Class A	600	10,633
Brookfield Asset Management, Inc., Class A	2,000	100,224
CapitaLand, Ltd.	11,000	27,350
Cheung Kong Holdings, Ltd.	6,000	100,635
City Developments, Ltd.	2,362	18,223
Daito Trust Construction Co., Ltd.	200	22,688
Daiwa House Industry Co., Ltd. (A)	2,000	37,783
Deutsche Annington Immobilien SE	1,600	54,323
Global Logistic Properties, Ltd., Class L	13,000	24,237
Hang Lung Properties, Ltd.	13,000	36,266
Henderson Land Development Co., Ltd.	4,840	33,577
Hulic Co., Ltd. (A)	1,700	16,995
Hysan Development Co., Ltd.	4,389	19,478
IMMOFINANZ AG (G)	3,896	9,812
Keppel Land, Ltd.	8,000	20,609
Kerry Properties, Ltd.	6,000	21,606
Lend Lease Corp., Ltd.	2,300	30,633
Mitsubishi Estate Co., Ltd.	5,200	109,569
Mitsui Fudosan Co., Ltd.	4,200	112,625
New World Development Co., Ltd.	24,000	27,552
Nomura Real Estate Holdings, Inc.	700	11,979
Sino Land Co., Ltd.	15,200	24,245
Sumitomo Realty & Development Co., Ltd.	1,900	64,731
Sun Hung Kai Properties, Ltd.	7,000	106,053
Swire Pacific, Ltd., Series A	2,500	32,451
Swire Properties, Ltd.	8,000	23,591
Tokyu Fudosan Holdings Corp.	4,000	27,753
UOL Group, Ltd.	4,000	20,911
Wharf Holdings, Ltd.	6,000	43,075
Wheelock & Co., Ltd.	4,000	18,572

		1,208,179

Road & Rail - 0.4%
Aurizon Holdings, Ltd.	13,914	52,070
Canadian National Railway Co.	3,600	247,953
Canadian Pacific Railway, Ltd. (A)	700	134,812
Central Japan Railway Co.	618	92,624
ComfortDelGro Corp., Ltd.	7,000	13,699
CSX Corp.	4,400	159,412
DSV A/S	915	27,861
East Japan Railway Co.	1,400	105,519
Hankyu Hanshin Holdings, Inc.	2,900	15,556
Kansas City Southern	500	61,015
Keikyu Corp. (A)	3,000	22,196
Keio Corp.	2,000	14,387
Keisei Electric Railway Co., Ltd.	1,600	19,455
Kintetsu Corp.	7,000	23,015

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Road & Rail (continued)
MTR Corp., Ltd.	4,000	$ 16,365
Nippon Express Co., Ltd.	3,000	15,203
Norfolk Southern Corp.	800	87,688
Odakyu Electric Railway Co., Ltd.	2,000	17,716
Tobu Railway Co., Ltd.	4,000	17,105
Tokyu Corp.	3,000	18,590
Union Pacific Corp.	3,400	405,042
West Japan Railway Co.	720	34,040

		1,601,323

Semiconductors & Semiconductor Equipment - 0.6%
Advantest Corp.	1,200	14,873
Altera Corp.	1,100	40,634
Analog Devices, Inc., Class A	1,000	55,520
Applied Materials, Inc., Class A	9,700	241,724
ARM Holdings PLC	6,042	92,820
ASM Pacific Technology, Ltd. (A)	1,178	11,216
ASML Holding NV	1,528	165,097
Avago Technologies, Ltd., Class A	1,100	110,649
Broadcom Corp., Class A	3,300	142,989
Infineon Technologies AG	7,649	80,941
Intel Corp. (A)	21,300	772,977
KLA-Tencor Corp. (A)	700	49,224
Marvell Technology Group, Ltd.	2,500	36,250
Maxim Integrated Products, Inc., Class A	1,300	41,431
Micron Technology, Inc. (G)	4,600	161,046
NVIDIA Corp.	4,100	82,205
ROHM Co., Ltd.	900	54,228
STMicroelectronics NV, Class B	4,800	35,815
Texas Instruments, Inc.	4,200	224,553
Tokyo Electron, Ltd.	600	45,498
Xilinx, Inc.	1,100	47,619

		2,507,309

Software - 1.0%
Activision Blizzard, Inc.	9,100	183,365
Adobe Systems, Inc. (G)	2,100	152,670
Autodesk, Inc. (G)	900	54,054
CA, Inc.	1,500	45,675
Citrix Systems, Inc. (G)	1,300	82,940
Dassault Systemes	484	29,514
Gemalto NV (A)	600	48,967
GungHo Online Entertainment, Inc. (A) (G)	10,000	36,206
Intuit, Inc.	2,300	212,037
Konami Corp.	1,200	22,000
Microsoft Corp.	33,800	1,570,010
Nexon Co., Ltd.	2,400	22,373
NICE-Systems, Ltd.	371	18,763
Nintendo Co., Ltd.	400	41,743
Open Text Corp.	600	34,917
Oracle Corp. (A)	700	28,522
Oracle Corp.	16,800	755,496
Red Hat, Inc. (G)	600	41,484
Sage Group PLC	7,890	56,986
salesforce.com, Inc. (G)	3,600	213,516
SAP SE	3,935	274,775
Symantec Corp.	6,900	177,020
Trend Micro, Inc. (A) (G)	400	11,053
VMware, Inc., Class A (A) (G)	1,100	90,772

		4,204,858

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail - 0.7%
ABC-Mart, Inc. (A)	400	$ 19,355
AutoZone, Inc. (G)	300	185,733
Bed Bath & Beyond, Inc. (A) (G)	1,800	137,106
Fast Retailing Co., Ltd.	200	72,779
Gap, Inc., Class A	4,000	168,440
Hennes & Mauritz AB, Class B	3,974	165,100
Home Depot, Inc.	6,500	682,305
Inditex SA	4,660	132,928
Kingfisher PLC	10,833	57,265
L Brands, Inc. (A)	800	69,240
Lowe’s Cos., Inc.	4,500	309,600
Nitori Holdings Co., Ltd.	900	48,356
O’Reilly Automotive, Inc. (A) (G)	400	77,048
PetSmart, Inc., Class A	800	65,036
Ross Stores, Inc.	600	56,556
Sanrio Co., Ltd. (A)	300	7,412
Shimamura Co., Ltd. (A)	300	25,889
Staples, Inc.	2,500	45,300
Tiffany & Co. (A)	500	53,430
TJX Cos., Inc.	2,700	185,166
USS Co., Ltd.	2,700	41,485
Yamada Denki Co., Ltd. (A)	7,200	24,157

		2,629,686

Technology Hardware, Storage & Peripherals - 1.1%
Apple, Inc.	26,402	2,914,253
Blackberry, Ltd. (A) (G)	1,700	18,642
Brother Industries, Ltd.	2,200	39,880
Canon, Inc. (A)	4,800	152,562
EMC Corp.	7,400	220,076
FUJIFILM Holdings Corp.	1,700	51,873
Hewlett-Packard Co.	7,200	288,936
Konica Minolta, Inc. (A)	1,500	16,344
NEC Corp.	7,000	20,342
NetApp, Inc.	3,400	140,930
Ricoh Co., Ltd.	2,000	20,218
SanDisk Corp. (A)	1,000	97,980
Seagate Technology PLC	2,800	186,200
Seiko Epson Corp. (A)	800	33,475
Western Digital Corp.	900	99,630

		4,301,341

Textiles, Apparel & Luxury Goods - 0.4%
adidas AG	924	64,168
Burberry Group PLC	5,118	129,852
Christian Dior SA	182	31,147
CIE Financiere Richemont SA	1,908	169,161
Coach, Inc., Class A	2,400	90,144
Fossil Group, Inc. (G)	320	35,437
Gildan Activewear, Inc., Class A	600	33,930
Hermes International (A)	70	24,926
HUGO BOSS AG, Class A	400	48,933
Kering	240	46,121
Li & Fung, Ltd.	20,000	18,724
lululemon athletica, Inc. (A) (G)	234	13,055
Luxottica Group SpA	871	47,747
LVMH Moet Hennessy Louis Vuitton SA	1,261	199,744
Michael Kors Holdings, Ltd. (G)	830	62,333
NIKE, Inc., Class B	2,600	249,990

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
Pandora A/S	300	$ 24,317
Ralph Lauren Corp.	700	129,612
Swatch Group AG	346	90,032
VF Corp.	2,800	209,720

		1,719,093

Tobacco - 0.5%
Altria Group, Inc.	7,400	364,598
British American Tobacco PLC	8,243	446,696
Imperial Tobacco Group PLC	3,581	157,634
Japan Tobacco, Inc. (A)	4,678	128,752
Lorillard, Inc.	2,100	132,174
Philip Morris International, Inc.	7,200	586,440
Reynolds American, Inc., Class A	3,000	192,810
Swedish Match AB	871	27,292

		2,036,396

Trading Companies & Distributors - 0.2%
Brenntag AG	900	50,319
Bunzl PLC	2,400	65,609
Fastenal Co. (A)	2,700	128,412
Finning International, Inc.	1,900	41,261
ITOCHU Corp.	6,000	64,051
Marubeni Corp.	6,400	38,294
Mitsubishi Corp.	5,900	107,971
Mitsui & Co., Ltd.	7,400	99,109
Noble Group, Ltd.	31,000	26,447
Rexel SA	1,700	30,457
Sumitomo Corp. (A)	4,100	42,110
Toyota Tsusho Corp. (A)	1,900	44,137
Wolseley PLC	1,230	70,321
WW Grainger, Inc. (A)	600	152,934

		961,432

Transportation Infrastructure - 0.1%
Abertis Infraestructuras SA	2,417	47,929
Aeroports de Paris, Class A	224	27,087
Atlantia SpA	2,254	52,387
Auckland International Airport, Ltd.	4,656	15,320
Hutchison Port Holdings Trust (A)	36,000	24,741
Kamigumi Co., Ltd.	2,000	17,816
Sydney Airport	2,536	9,709
Transurban Group (A)	10,934	76,196

		271,185

Water Utilities - 0.1%
American Water Works Co., Inc.	1,100	58,630
Severn Trent PLC	1,500	46,784
United Utilities Group PLC	8,508	120,847

		226,261

Wireless Telecommunication Services - 0.3%
KDDI Corp.	2,543	159,761
Millicom International Cellular SA, Class B, SDR	229	16,968
NTT DOCOMO, Inc.	6,500	94,660
Rogers Communications, Inc., Class B (A)	1,700	66,095
SBA Communications Corp., Class A (G)	700	77,532
Softbank Corp.	4,100	244,045
Sprint Corp. (A) (G)	4,100	17,015
StarHub, Ltd.	2,000	6,249
Tele2 AB, Class B	1,910	23,145

	Shares	Value
COMMON STOCKS (continued)
Wireless Telecommunication Services (continued)
Vodafone Group PLC	113,942	$ 390,664

		1,096,134

Total Common Stocks (Cost $107,167,299)		144,236,552

INVESTMENT COMPANIES - 1.0%
Capital Markets - 1.0%
iShares Core MSCI Emerging Markets ETF	58,920	2,771,008
iShares MSCI All Country Asia ex Japan ETF (A)	20,470	1,247,237
iShares MSCI EAFE ETF (A)	1,522	92,598

Total Investment Companies (Cost $4,420,503)		4,110,843

SECURITIES LENDING COLLATERAL - 5.3%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (F)	21,414,534	21,414,534

Total Securities Lending Collateral (Cost $21,414,534)		21,414,534

	Principal	Value
REPURCHASE AGREEMENT - 16.5%
State Street Bank & Trust Co. 0.01% (F), dated 12/31/2014, to be repurchased at $66,198,935 on 01/02/2015. Collateralized by U.S. Government Agency Obligations, 3.50% - 4.00%, due 07/25/2039 - 08/15/2039, and with a total value of $67,525,256.	$ 66,198,899	66,198,899

Total Repurchase Agreement (Cost $66,198,899)		66,198,899

Total Investments (Cost $408,136,681) (J)		450,367,855
Net Other Assets (Liabilities) - (12.0)%		(48,377,909)

Net Assets - 100.0%		$ 401,989,946

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

CENTRALLY CLEARED SWAP AGREEMENTS: (K)

Credit Default Swap Agreements on Credit Indices - Buy Protection (L)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Notional Amount (M)	Fair Value (N)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North American High Yield Index - Series 22	5.00%	06/20/2019	$12,035,050	$(864,529)	$(633,382)	$(231,147)

Credit Default Swap Agreements on Credit Indices - Sell Protection (O)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Notional Amount (M)	Fair Value (N)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North American High Yield Index - Series 22	5.00%	06/20/2019	$12,035,050	$836,603	$795,478	$41,125

FUTURES CONTRACTS: (P)
Description	Type	Number of Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note	Long	29	03/31/2015	$864
10-Year Australian Treasury Bond	Long	75	03/16/2015	80,612
10-Year Government of Canada Bond	Long	61	03/20/2015	57,025
10-Year U.S. Treasury Note	Long	46	03/20/2015	15,057
EURO STOXX 50 Index	Short	(27)	03/20/2015	14,962
FTSE 100 Index	Short	(24)	03/20/2015	(131,146)
Hang Seng Index	Short	(2)	01/29/2015	(3,139)
Long U.S. Treasury Bond	Long	15	03/20/2015	38,259
Long U.S. Treasury Bond	Long	15	03/20/2015	37,009
MSCI EAFE Mini Index	Long	2	03/20/2015	(2,324)
S&P 500 E-Mini Index	Long	10	03/20/2015	28,476
S&P TSX 60 Index	Short	(2)	03/19/2015	(15,625)
SPI 200 Index	Short	(5)	03/19/2015	(23,602)
TOPIX Index	Long	37	03/12/2015	(42,341)

Total				$54,087

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	03/18/2015	422,046,000	JPY	3,539,494	USD	$—	$(13,462)
BNP	03/18/2015	1,163,883	USD	1,363,000	AUD	57,467	—
CITI	03/18/2015	4,564,113	USD	3,690,000	EUR	95,825	—
CSFB	03/18/2015	2,801,000	EUR	3,427,844	USD	—	(36,062)
CSFB	03/18/2015	725,000	GBP	1,131,602	USD	—	(2,333)
CSFB	03/18/2015	3,956,491	USD	3,208,000	EUR	71,865	—
DUB	03/18/2015	794,000	EUR	988,216	USD	—	(26,747)
DUB	03/18/2015	3,436,762	USD	3,944,000	CAD	47,882	—
DUB	03/18/2015	1,955,243	USD	1,570,000	EUR	54,102	—
DUB	03/18/2015	5,869,532	USD	3,759,000	GBP	14,464	—
DUB	03/18/2015	6,180,843	USD	747,930,000	JPY	—	(67,825)
GSC	03/18/2015	2,101,854	USD	2,549,000	AUD	32,702	—
RBS	03/18/2015	1,923,323	USD	222,040,000	JPY	68,265	—
SSB	03/18/2015	996,645	USD	973,000	CHF	16,510	—
SSB	03/18/2015	501,123	USD	319,000	GBP	4,245	—
UBS	03/18/2015	525,000	CAD	451,559	USD	—	(452)
UBS	03/18/2015	407,000	GBP	636,491	USD	—	(2,543)

Total						$463,327	$(149,424)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

INVESTMENTS BY COUNTRY (unaudited):

Country	Percentage of Total Investments		Value
United States	65.1%		$293,092,187
United Kingdom	2.6		11,830,175
Japan	2.5		11,491,449
Canada	1.5		6,595,749
Switzerland	1.3		6,054,421
France	1.2		5,373,083
Germany	1.2		5,365,434
Australia	1.0		4,355,328
Netherlands	0.6		2,871,343
Spain	0.5		2,073,249
Supranational	0.4		1,700,453
Sweden	0.4		1,695,601
Hong Kong	0.4		1,680,966
Italy	0.2		1,141,059
Ireland	0.2		1,091,621
Mexico	0.2		930,615
Singapore	0.2		923,957
Belgium	0.2		820,879
Denmark	0.2		764,588
Israel	0.1		662,957
Finland	0.1		492,831
Austria	0.1		437,108
Norway	0.1		331,117
Bermuda	0.1		287,832
Cayman Islands	0.1		230,159
Luxembourg	0.0	(C)	120,242
Macau	0.0	(C)	99,610
New Zealand	0.0	(C)	85,222
Portugal	0.0	(C)	79,505
Jersey, Channel Islands	0.0	(C)	47,523
Colombia	0.0	(C)	15,472
China	0.0	(C)	12,687

Investments, at Value	80.5		362,754,422
Short-Term Investments	19.5		87,613,433

Total Investments	100.0%		$450,367,855

SECURITY VALUATION:

Valuation Inputs (Q)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (R)	Value at December 31, 2014
ASSETS
Investments
U.S. Government Obligations	$—	$102,060,848	$—	$102,060,848
U.S. Government Agency Obligations	—	63,462,804	—	63,462,804
Foreign Government Obligations	—	2,934,178	—	2,934,178
Mortgage-Backed Securities	—	2,149,839	—	2,149,839
Municipal Government Obligation	—	182,055	—	182,055
Corporate Debt Securities	—	42,980,629	—	42,980,629
Convertible Bonds	—	167,418	—	167,418
Convertible Preferred Stocks	209,623	155,357	—	364,980
Preferred Stocks	—	104,276	—	104,276

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

SECURITY VALUATION (continued):

Valuation Inputs (continued) (Q)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (R)	Value at December 31, 2014
Common Stocks
Aerospace & Defense	$2,141,379	$452,381	$—	$2,593,760
Air Freight & Logistics	599,883	166,060	—	765,943
Airlines	534,685	161,142	—	695,827
Auto Components	566,470	559,365	—	1,125,835
Automobiles	532,328	1,975,974	—	2,508,302
Banks	3,914,222	7,070,125	0	10,984,347
Beverages	1,709,011	1,331,593	—	3,040,604
Biotechnology	2,316,765	247,127	—	2,563,892
Building Products	—	363,184	—	363,184
Capital Markets	2,129,641	1,001,792	—	3,131,433
Chemicals	2,394,063	1,851,950	—	4,246,013
Commercial Services & Supplies	512,878	296,422	—	809,300
Communications Equipment	1,427,867	331,469	—	1,759,336
Construction & Engineering	85,959	493,342	—	579,301
Construction Materials	—	374,473	—	374,473
Consumer Finance	802,400	53,805	—	856,205
Containers & Packaging	40,902	58,493	—	99,395
Distributors	63,942	5,767	—	69,709
Diversified Consumer Services	—	8,902	—	8,902
Diversified Financial Services	3,817,161	923,727	—	4,740,888
Diversified Telecommunication Services	1,898,563	1,875,572	—	3,774,135
Electric Utilities	1,266,473	828,523	—	2,094,996
Electrical Equipment	413,045	634,850	—	1,047,895
Electronic Equipment, Instruments & Components	364,463	586,124	—	950,587
Energy Equipment & Services	1,213,636	176,295	—	1,389,931
Food & Staples Retailing	2,185,652	981,647	—	3,167,299
Food Products	1,403,591	2,255,747	—	3,659,338
Gas Utilities	—	303,292	—	303,292
Health Care Equipment & Supplies	2,015,639	390,965	—	2,406,604
Health Care Providers & Services	2,111,318	345,585	—	2,456,903
Health Care Technology	200,446	—	—	200,446
Hotels, Restaurants & Leisure	1,573,830	596,871	—	2,170,701
Household Durables	42,264	388,866	—	431,130
Household Products	1,587,101	340,206	—	1,927,307
Independent Power and Renewable Electricity Producers	185,155	54,573	—	239,728
Industrial Conglomerates	1,768,995	798,962	—	2,567,957
Insurance	2,885,175	2,812,433	—	5,697,608
Internet & Catalog Retail	882,799	42,733	—	925,532
Internet Software & Services	2,683,127	14,694	—	2,697,821
IT Services	2,622,517	299,524	—	2,922,041
Leisure Products	80,457	106,935	—	187,392
Life Sciences Tools & Services	431,773	100,553	—	532,326
Machinery	1,549,363	1,393,331	—	2,942,694
Marine	—	151,386	—	151,386
Media	3,795,260	967,409	—	4,762,669
Metals & Mining	742,619	1,669,365	—	2,411,984
Multi-Utilities	1,197,288	776,679	—	1,973,967
Multiline Retail	862,416	261,807	—	1,124,223
Oil, Gas & Consumable Fuels	6,927,462	2,948,020	—	9,875,482
Paper & Forest Products	198,246	68,167	—	266,413
Personal Products	144,780	292,036	—	436,816
Pharmaceuticals	5,301,021	4,996,741	—	10,297,762
Professional Services	176,037	418,513	—	594,550

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

SECURITY VALUATION (continued):

Valuation Inputs (continued) (Q)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (R)	Value at December 31, 2014
Real Estate Investment Trusts	$2,544,299	$1,023,492	$—	$3,567,791
Real Estate Management & Development	100,224	1,107,955	—	1,208,179
Road & Rail	1,095,922	505,401	—	1,601,323
Semiconductors & Semiconductor Equipment	2,006,821	500,488	—	2,507,309
Software	3,613,956	590,902	—	4,204,858
Specialty Retail	2,034,960	594,726	—	2,629,686
Technology Hardware, Storage & Peripherals	3,966,647	334,694	—	4,301,341
Textiles, Apparel & Luxury Goods	824,221	894,872	—	1,719,093
Tobacco	1,276,022	760,374	—	2,036,396
Trading Companies & Distributors	322,607	638,825	—	961,432
Transportation Infrastructure	—	271,185	—	271,185
Water Utilities	58,630	167,631	—	226,261
Wireless Telecommunication Services	160,642	935,492	—	1,096,134
Investment Companies	4,110,843	—	—	4,110,843
Securities Lending Collateral	21,414,534	—	—	21,414,534
Repurchase Agreement	—	66,198,899	—	66,198,899

Total Investments	$116,040,018	$334,327,837	$0	$450,367,855

Derivative Financial Instruments
Credit Default Swap Agreements	$—	$836,603	$—	$836,603
Futures Contracts (S)	272,264	—	—	272,264
Forward Foreign Currency Contracts (S)	—	463,327	—	463,327

Total Derivative Financial Instruments	$272,264	$1,299,930	$—	$1,572,194

LIABILITIES
Derivative Financial Instruments
Credit Default Swap Agreements	$—	$(864,529)	$—	$(864,529)
Futures Contracts (S)	(218,177)	—	—	(218,177)
Forward Foreign Currency Contracts (S)	—	(149,424)	—	(149,424)

Total Derivative Financial Instruments	$(218,177)	$(1,013,953)	$—	$(1,232,130)

Investments	Transfer from Level 1 to Level 2	Transfer from Level 2 to Level 1	Transfer from Level 2 to Level 3 (T)	Transfer from Level 3 to Level 2
Common Stocks	$—	$—	$0	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $20,811,176. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Floating or variable rate security. Rate is disclosed as of December 31, 2014.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	The security has a perpetual maturity; the date shown is the next call date.
(E)	Step bond. Coupon rate changes in increments to maturity; the rate is as of December 31, 2014. Maturity date disclosed is the ultimate maturity date.
(F)	Rate disclosed reflects the yield at December 31, 2014.
(G)	Non-income producing security.
(H)	Fair valued as determined in good faith in accordance with procedures established by the board of trustees. Total aggregate fair value of securities is $28,810, representing 0.01% of the Portfolio’s net assets.
(I)	Total aggregate value of illiquid securities is $0, representing less than 0.01% of the Portfolio’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(J)	Aggregate cost for federal income tax purposes is $408,669,184. Aggregate gross unrealized appreciation and depreciation for all securities is $47,954,048 and $6,255,377, respectively. Net unrealized appreciation for tax purposes is $41,698,671.
(K)	Cash in the amount of $938,870 has been segregated by the custodian as collateral for centrally cleared swap agreements.
(L)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(M)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(N)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(O)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(P)	Cash in the amount of $886,401 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(Q)	The Portfolio recognizes transfers between Levels at the end of the reporting period. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(R)	Level 3 securities were not considered significant to the Portfolio.
(S)	Derivative financial instrument valued at unrealized appreciation (depreciation).
(T)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs, as of prior reporting period the security utilized significant observable inputs.

DEFINITIONS:

144A	144A securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities aggregated $13,656, representing less than 0.01% of the Portfolio’s net assets.
ADR	American Depositary Receipt
BNP	BNP Paribas
CDI	CHESS Depository Interests
CITI	Citigroup, Inc.
CR	Custodial Receipts
CSFB	Credit Suisse First Boston
CVA	Dutch Certificate Depositary Receipt
DUB	Deutsche Bank AG
EAFE	Europe, Australia and Southeast Asia
FTSE	Financial Times & London Stock Exchange Index
GSC	Goldman Sachs & Co.
MTN	Medium Term Note
RBS	Royal Bank of Scotland Group PLC
SDR	Swedish Depositary Receipt
SPI	Australian Securities Exchange Index
SSB	State Street Bank & Trust Co.
STOXX	Deutsche Börse Group & SIX Group Index
TBA	To Be Announced
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
UBS	UBS AG

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
USD	United States Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $341,937,782) (including securities loaned of $20,811,176)	$384,168,956
Repurchase agreement, at value (cost $66,198,899)	66,198,899
Cash on deposit with broker	1,825,271
Foreign currency, at value (cost $427,695)	423,000
Cash	2,541
Unrealized appreciation on forward foreign currency contracts	463,327
Receivables:
Shares sold	5,997
Investments sold	6,319
Interest	1,304,717
Dividends	177,013
Tax reclaims	44,368
Net income from securities lending	8,601
Prepaid expenses	2,452

Total assets	454,631,461

Liabilities:
Payables and other liabilities:
Shares redeemed	24,269
Investments purchased	30,602,660
Investment advisory fees	265,085
Distribution and service fees	81,794
Administration fees	9,064
Transfer agent fees	968
Trustees fees	138
Audit and tax fees	21,502
Custody fees	4,574
Printing and shareholder reports fees	57,599
Variation margin payable on derivative financial instruments	9,288
Other	616
Collateral for securities on loan	21,414,534
Unrealized depreciation on forward foreign currency contracts	149,424

Total liabilities	52,641,515

Net assets	$401,989,946

Net assets consist of:
Capital stock ($0.01 par value)	$423,636
Additional paid-in capital	378,518,724
Undistributed (distributions in excess of) net investment income (loss)	4,152,371
Accumulated net realized gain (loss)	(23,491,942)
Net unrealized appreciation (depreciation) on:
Investments	42,231,174
Futures contracts	54,087
Swap agreements	(190,022)
Translation of assets and liabilities denominated in foreign currencies	291,918

Net assets	$401,989,946

Net assets by class:
Initial Class	$39,218,234
Service Class	362,771,712

Shares outstanding:
Initial Class	4,108,904
Service Class	38,254,692

Net asset value and offering price per share:
Initial Class	$9.54
Service Class	9.48

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $175,658)	$3,992,601
Interest income	3,912,426
Net income from securities lending	113,507

Total investment income	8,018,534

Expenses:
Investment advisory fees	2,836,905
Distribution and service fees:
Service Class	875,791
Administration fees	96,854
Transfer agent fees	5,809
Trustees fees	14,396
Audit and tax fees	24,243
Custody fees	242,910
Legal fees	22,177
Printing and shareholder reports fees	67,292
Other	22,064

Total expenses	4,208,441

Net investment income (loss)	3,810,093

Net realized gain (loss) on:
Investments	2,307,328
Futures contracts	2,959,887
Written options and swaptions	256,023
Swap agreements	915,326
Foreign currency transactions	2,388,168

Net realized gain (loss)	8,826,732

Net change in unrealized appreciation (depreciation) on:
Investments	7,311,577
Futures contracts	201,227
Swap agreements	(11,396)
Translation of assets and liabilities denominated in foreign currencies	95,058

Net change in unrealized appreciation (depreciation)	7,596,466

Net realized and change in unrealized gain (loss)	16,423,198

Net increase (decrease) in net assets resulting from operations	$20,233,291

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$3,810,093	$2,499,788
Net realized gain (loss)	8,826,732	3,516,973
Net change in unrealized appreciation (depreciation)	7,596,466	18,369,415
Net increase (decrease) in net assets resulting from operations	20,233,291	24,386,176

Distributions to shareholders:
Net investment income:
Initial Class	(372,603)	(429,563)
Service Class	(2,823,511)	(3,228,543)
Total distributions from net investment income	(3,196,114)	(3,658,106)

Capital share transactions:
Proceeds from shares sold:
Initial Class	6,199,708	5,247,105
Service Class	24,453,975	56,690,025
	30,653,683	61,937,130
Dividends and distributions reinvested:
Initial Class	372,603	429,563
Service Class	2,823,511	3,228,543
	3,196,114	3,658,106
Cost of shares redeemed:
Initial Class	(5,458,511)	(8,663,326)
Service Class	(21,202,395)	(42,220,280)
	(26,660,906)	(50,883,606)
Net increase (decrease) in net assets resulting from capital share transactions	7,188,891	14,711,630
Net increase (decrease) in net assets	24,226,068	35,439,700

Net assets:
Beginning of year	377,763,878	342,324,178
End of year	$401,989,946	$377,763,878
Undistributed (distributions in excess of) net investment income (loss)	$4,152,371	$2,871,869

Capital share transactions - shares:
Shares issued:
Initial Class	664,340	591,380
Service Class	2,621,962	6,417,792
	3,286,302	7,009,172
Shares reinvested:
Initial Class	39,471	49,093
Service Class	301,014	370,671
	340,485	419,764
Shares redeemed:
Initial Class	(583,093)	(975,569)
Service Class	(2,286,216)	(4,770,436)
	(2,869,309)	(5,746,005)

Net increase (decrease) in shares outstanding:
Initial Class	120,718	(335,096)
Service Class	636,760	2,018,027
	757,478	1,682,931

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$9.13	$8.62	$8.19	$8.11	$7.86
Investment operations:
Net investment income (loss) (A) (B)	0.11	0.08	0.08	0.11	0.11
Net realized and unrealized gain (loss)	0.40	0.53	0.42	0.04	0.59
Total investment operations	0.51	0.61	0.50	0.15	0.70
Distributions:
Net investment income	(0.10)	(0.10)	(0.07)	(0.07)	(0.45)
Net asset value, end of year	$9.54	$9.13	$8.62	$8.19	$8.11
Total return (C)	5.56%	7.18%	6.14%	1.81%	9.29%
Ratio and supplemental data:
Net assets end of year (000’s)	$39,218	$36,414	$37,259	$43,427	$52,004
Expenses to average net assets (D)
After (waiver/reimbursement) recapture	0.86%	0.86%	0.89%	1.00%	1.04%
Before (waiver/reimbursement) recapture	0.86%	0.86%	0.89%	0.99%	1.05%
Net investment income (loss) to average net assets (B)	1.21%	0.91%	0.97%	1.27%	1.41%
Portfolio turnover rate (E)	28%	31%	26%	24%	149%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$9.07	$8.57	$8.16	$8.09	$7.84
Investment operations:
Net investment income (loss) (A) (B)	0.09	0.06	0.06	0.08	0.07
Net realized and unrealized gain (loss)	0.40	0.53	0.41	0.05	0.62
Total investment operations	0.49	0.59	0.47	0.13	0.69
Distributions:
Net investment income	(0.08)	(0.09)	(0.06)	(0.06)	(0.44)
Net asset value, end of year	$9.48	$9.07	$8.57	$8.16	$8.09
Total return (C)	5.36%	6.89%	5.80%	1.66%	9.15%
Ratio and supplemental data:
Net assets end of year (000’s)	$362,772	$341,350	$305,065	$221,193	$40,322
Expenses to average net assets (D)
After (waiver/reimbursement) recapture	1.11%	1.11%	1.14%	1.25%	1.29%
Before (waiver/reimbursement) recapture	1.11%	1.11%	1.14%	1.24%	1.30%
Net investment income (loss) to average net assets (B)	0.96%	0.66%	0.73%	0.98%	0.90%
Portfolio turnover rate (E)	28%	31%	26%	24%	149%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica AllianceBernstein Dynamic Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2014, if any, are listed in the Schedule of Investments.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask price (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying investment. Writing put options tends to increase exposure to the underlying investment. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2014, if any, are listed in the Schedule of Investments.

Transactions in written options were as follows:

	Premiums	Contracts
Balance at December 31, 2013	$—	—
Sales	530,210	45,309
Closing Buys	(530,210)	(45,309)
Expirations	—	—
Exercised	—	—

Balance at December 31, 2014	$—	—

Futures contracts: The Portfolio is subject to equity and commodity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Open futures contracts at December 31, 2014, if any, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is shown on the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be executed in multilateral or other trade facility platforms, such as a registered exchange (“centrally cleared swaps”). Centrally cleared swaps listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swaps the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, variance, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses in the Statement of Operations.

Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swaps, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps is disclosed in the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.

Total return swap agreements: The Portfolio is subject to commodity, equity, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements at December 31, 2014, if any, are listed in the Schedule of Investments. The centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded by the Portfolio, if applicable, and is shown on the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2014, if any, are listed in the Schedule of Investments. The value, as applicable, is shown on the Statement of Assets and Liabilities.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuation.

TBA commitments held at December 31, 2014, if any, are identified in the Schedule of Investments. Open balances at December 31, 2014, if any, are included in the payable or receivable for investments purchased or sold in the Statement of Assets and Liabilities.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Open when-issued securities at December 31, 2014, if any, are identified in the Schedule of Investments. Open trades, if any, are reflected as When-issued securities purchased in the Statement of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS. TIPS are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Open TIPS at December 31, 2014, if any, are listed in the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statement of Operations with a corresponding adjustment to cost.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities,

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REIT”): Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs owned at December 31, 2014, if any, are identified in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds (“ETF”) are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models based that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include TBA securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $250 million	0.75%
Over $250 million	0.70%

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit (A)	Maximum Operating Expense Limit Effective Through
1.00%	May 1, 2015

(A)	Prior to May 1, 2014, the expense limit was 1.15%.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$73,317,894	$ 40,271,762	$63,456,289	$ 24,452,817

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2013	Ending number of positions at December 31, 2014	Average number of positions (A)
Futures contracts	17	14	14
Purchased options and swaptions	5	—	4	(B)
Written options and swaptions	—	—	1	(B)
Swap agreements	8	2	5
Forward foreign currency contracts	15	21	22

(A)	Calculated based on positions held at each month end during the current year.
(B)	There were no open positions at the beginning and/or the end of the year, however the Portfolio periodically invested in this type of derivative instrument during the year.

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Total
Asset derivatives
Net unrealized appreciation on futures contracts (A) (B)	$228,826	$—	$—	$43,438	$272,264
Centrally cleared swap agreements, at value (A) (C)	—	—	836,603	—	836,603
Unrealized appreciation on forward foreign currency contracts	—	463,327	—	—	463,327
Total gross amount of assets (D)	$228,826	$463,327	$836,603	$43,438	$1,572,194

Derivatives not accounted for as hedging instruments	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Total
Liability derivatives
Net unrealized depreciation on futures contracts (A) (B)	$—	$—	$(218,177)	$(218,177)
Centrally cleared swap agreements, at value (A) (C)	—	(864,529)	—	(864,529)
Unrealized depreciation on forward foreign currency contracts	(149,424)	—	—	(149,424)
Total gross amount of liabilities (D)	$(149,424)	$(864,529)	$(218,177)	$(1,232,130)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within fair value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s valuation margin is reported within the Statement of Assets and Liabilities.
(D)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Gross Amounts Not Offset in the Statement of Assets and Liabilities as of December 31, 2014:

The following table presents the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged for forward foreign currency transactions as of December 31, 2014. See Repurchase agreement note for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities (A)	Value Available for Offset	Collateral Received (B)	Net Amount
BNP Paribas SA	$57,467	$(13,462)	$—	$44,005
Citibank, N.A.	95,825	—	—	95,825
Credit Suisse International	71,865	(38,395)	—	33,470
Deutsche Bank AG	116,448	(94,572)	—	21,876
Goldman Sachs Bank	32,702	—	—	32,702
Royal Bank of Scotland PLC	68,265	—	—	68,265
State Street Bank and Trust Company	20,755	—	—	20,755
Other Derivatives (C)	1,108,867	—	—	1,108,867
Total assets	$1,572,194	$(146,429)	$—	$1,425,765

Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities (A)	Value Available for Offset	Collateral Pledged (B)	Net Amount
BNP Paribas SA	$13,462	$(13,462)	$—	$—
Credit Suisse International	38,395	(38,395)	—	—
Deutsche Bank AG	94,572	(94,572)	—	—
UBS AG	2,995	—	—	2,995
Other Derivatives (C)	1,082,706	—	—	1,082,706
Total liabilities	$1,232,130	$(146,429)	$—	$1,085,701

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

For non-exchange-traded derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Total
Net realized gain (loss) on:
Purchased options and swaptions (A)	$(354,265)	$—	$—	$(689,013)	$(1,043,278)
Futures contracts	1,969,730	—	—	990,157	2,959,887
Written options and swaptions	—	—	—	256,023	256,023
Swap agreements	276,042	—	413,731	225,553	915,326
Forward foreign currency contracts (B)	—	2,538,932	—	—	2,538,932
Total Net realized gain (loss)	1,891,507	2,538,932	413,731	782,720	5,626,890
Net change in unrealized appreciation (depreciation) on:
Purchased options and swaptions (C)	(168,251)	—	—	—	(168,251)
Futures contracts	646,246	—	—	(445,019)	201,227
Swap agreements	248,404	—	(190,022)	(69,778)	(11,396)
Forward foreign currency transactions (D)	—	119,268	—	—	119,268
Total Net change in unrealized appreciation (depreciation)	726,399	119,268	(190,022)	(514,797)	140,848
Total	$2,617,906	$2,658,200	$223,709	$267,923	$5,767,738

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statement of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statement of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statement of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

NOTE 6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, swaps, passive foreign investment companies, foreign currency transactions, futures contracts, straddle loss deferral, and TIPS adjustments.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to foreign currency gain/loss, paydown gain/loss, and swaps. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$1
Undistributed (distributions in excess of) net investment income (loss)	666,523
Accumulated net realized gain (loss)	(666,524)

At December 31, 2014, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 22,921,596	December 31, 2017

The capital loss carryforwards utilized or expired during the year ended December 31, 2014 were $8,644,020.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$3,196,114
Long-Term Capital Gain	—
2013 Distributions paid from:
Ordinary Income	$3,658,106
Long-Term Capital Gain	—

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. (continued)

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$4,409,974
Undistributed Long-Term Capital Gain	—
Capital Loss Carryforwards	(22,921,596)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	(8,310)
Net Unrealized Appreciation (Depreciation)	41,567,518

NOTE 7. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica AllianceBernstein Dynamic Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica AllianceBernstein Dynamic Allocation VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica AllianceBernstein Dynamic Allocation VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica AllianceBernstein Dynamic Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Conservative VP

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2014, can be summarized as great expectations that were never met. This was especially true for the economic recovery and an anticipated sell-off in fixed income markets.

In the U.S., the economy got off to a poor start as severe weather led to a freeze in economic activity during the first quarter of the year. Underwhelming economic performance was not just a U.S. event, however. Lending in Europe remained low as banks shored up their balance sheets in order to pass the Eurozone’s asset quality review test. The restriction of private credit, especially to small and medium-sized enterprises, is completely contrary to what is required for an economic expansion. The resulting slowdown encompassed most of the region; even the German growth engine lost steam.

Against this backdrop, market volatility rose. Equity markets ended the year with a decent gain, but only after enduring two 5%-7% declines. Commodities experienced a major sell-off that trimmed the price of crude oil by one-third or more. In fixed income markets, lower-quality securities were jumbled by the commodities sell-off as investors worried about the future financial health of companies and countries heavily dependent on commodities production.

When all was said and done, high-quality, long-duration fixed income, most notably 30-year U.S. Treasuries, was among the best-performing asset classes. To some extent, the relative strength of long-term Treasuries was due to a divergence in global monetary policy. While the U.S. and U.K. began winding down quantitative easing (“QE”) and talking about raising interest rates, Japan and Europe moved the other direction - either increasing the QE pace or seeking alternative ways to implement QE policy. Even the largest emerging market country (China) added stimulus through numerous channels. The result was a large difference in rates on sovereign bonds. Yield-seeking investors in low-yielding countries bought debt instruments from countries offering (relatively) higher interest rates, creating a tailwind for long-term U.S. Treasuries.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Asset Allocation - Conservative VP, Initial Class returned 2.19%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index and the Wilshire 5000® Total Market Index, returned 5.97%, and 12.10%, respectively.

STRATEGY REVIEW

The Portfolio is designed to provide a mix of approximately 35% equity and 65% fixed-income securities over time. Under the Portfolio’s volatility management guidelines, maximum equity exposure can range from 0% (when market volatility is unusually high) to 50% (when volatility is extremely low). Adherence to volatility management guidelines was a source of the Portfolio’s underperformance. So, too, were its exposure to master limited partnerships (“MLPs”), defensive positionings, an emphasis on short-term bonds and, generally speaking, below-benchmark returns for many of the underlying funds available for use in the Portfolio.

The holdings of the Portfolio are broadly diversified across domestic and international stocks, Treasuries, Treasury Inflation Protected Securities, mortgage-backed securities, high-yield bonds, international bonds, MLPs from the energy sector, and global real estate. MLPs fared poorly in the later months of the year, as oil prices declined sharply.

We adjust the Portfolio’s holdings in response to shorter-term market conditions. For example, in early 2014 we reduced equity exposure in response to the risk of war between Russia and Ukraine. However, the risk was short-lived and did not cause a significant equity decline. As a result, our defensive move out of equities detracted from return relative to the benchmark. Likewise, a defensive shift from intermediate-term bond funds to short-term bond funds was detrimental, as intermediate-term bond funds dramatically outperformed short-term bond funds.

We seek to find and use quality active fund managers in the Transamerica lineup that specialize in each asset class and style. We monitor these managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative skill. In 2014, active managers, including those selected for the Portfolio, generally had poor performance relative to their benchmarks. The best-performing fund in the Portfolio was Transamerica JPMorgan Mid Cap Value VP.

One bright spot for the Portfolio was the use of foreign currency futures contracts to hedge the Portfolio’s foreign currency exposure and to profit from the rising U.S. dollar. We took short positions in the euro and yen beginning in August 2014 that added modestly to total return.

During the year the Portfolio used derivatives. These positions detracted from performance.

Todd R. Porter, CFA

Maciej J. Kowara, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	2.19%	6.08%	4.96%	05/01/2002
Barclays U.S. Aggregate Bond Index (A) (B)	5.97%	4.45%	4.71%
Wilshire 5000® Total Market Index (A) (C)	12.10%	15.64%	8.13%
Service Class	1.95%	5.81%	4.71%	05/01/2003

(A) The Barclays U.S. Aggregate Bond Index and the Wilshire 5000® Total Market Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on 10 years. You cannot invest directly in an index.

(B) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.
(C) The Wilshire 5000® Total Market Index measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Conservative VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period(B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period(B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,002.40	$0.76	$1,024.40	$0.77	0.15%
Service Class	1,000.00	1,001.60	2.02	1,023.20	2.04	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

(D)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Fixed Income	47.4%
U.S. Equity	32.3
Global/International Equity	11.6
Repurchase Agreement	4.4
Alternative Investments	3.5
Net Other Assets (Liabilities) ^	0.8
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, securities sold short, TBA short commitments, and cash collateral.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
INVESTMENT COMPANIES - 94.8%
Alternative Investments - 3.5%
Transamerica MLP & Energy Income (A)	5,264,466	$ 56,119,205

Fixed Income - 47.4%
Transamerica Bond (A)	5,806,169	59,571,297
Transamerica Core Bond (A)	5,368,408	54,220,924
Transamerica Flexible Income (A)	6,368,666	59,929,143
Transamerica Floating Rate (A)	2,692,009	26,489,370
Transamerica Global Bond (A)	3,883,625	37,321,632
Transamerica High Yield Bond (A)	7,096,798	66,922,808
Transamerica Intermediate Bond (A)	5,994,389	60,843,046
Transamerica Money Market (A)	473,109	473,109
Transamerica PIMCO Total Return VP (B)	3,371,746	39,348,281
Transamerica Short-Term Bond (A)	30,285,589	305,884,445
Transamerica Voya Intermediate Bond VP (B)	404,511	4,097,696
Transamerica Voya Limited Maturity Bond VP (B)	5,723,540	57,464,340

		772,566,091

Global/International Equity - 11.6%
Transamerica Clarion Global Real Estate Securities VP (B)	1,715,079	22,398,933
Transamerica Developing Markets Equity (A)	2,864,810	29,364,303
Transamerica Income & Growth (A)	7,211,983	77,023,981
Transamerica International Equity (A)	868,279	14,595,778
Transamerica International Small Cap (A)	2,708,275	24,564,055
Transamerica International Small Cap Value (A)	1,829,466	20,746,147

		188,693,197

U.S. Equity - 32.3%
Transamerica Concentrated Growth (A)	4,132,466	68,846,877
Transamerica Dividend Focused (A)	4,295,178	56,567,496
Transamerica Growth Opportunities (A)	2,419,733	25,721,766

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity (continued)
Transamerica Jennison Growth VP (B)	4,661,136	$ 49,128,372
Transamerica JPMorgan Mid Cap Value VP (B)	4,747,626	107,676,147
Transamerica Large Cap Value (A)	6,971,268	87,489,414
Transamerica Small Cap Core (A)	123,805	1,312,328
Transamerica Small Cap Growth (A)	2,861,526	34,910,615
Transamerica Small Cap Value (A)	2,745,961	32,924,077
Transamerica Voya Mid Cap Opportunities VP (B)	2,146,280	27,107,514
Transamerica WMC US Growth VP (B)	1,049,961	35,509,682

		527,194,288

Total Investment Companies (Cost $1,492,353,407)		1,544,572,781

	Principal	Value
REPURCHASE AGREEMENT - 4.4%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2014, to be repurchased at $71,855,297 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 07/25/2037, and with a value of $73,294,510.	$ 71,855,257	71,855,257

Total Repurchase Agreement (Cost $71,855,257)		71,855,257

Total Investments (Cost $1,564,208,664) (D)		1,616,428,038
Net Other Assets (Liabilities) - 0.8%		13,707,198

Net Assets - 100.0%		$ 1,630,135,236

FUTURES CONTRACTS: (E)
Description	Type	Number of Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
EUR March Futures	Short	(920)	03/16/2015	$3,941,740
JPY March Futures	Short	(1,500)	03/16/2015	2,268,675
Long U.S. Treasury Bond	Long	400	03/20/2015	(33,460)
MSCI Emerging Markets Mini Index	Short	(1,100)	03/20/2015	(2,491,503)
Russell 2000 Mini Index	Short	(650)	03/20/2015	(4,105,602)

Total				$(420,150)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Investment Companies	$1,544,572,781	$—	$—	$1,544,572,781
Repurchase Agreement	—	71,855,257	—	71,855,257

Total Investments	$1,544,572,781	$71,855,257	$—	$1,616,428,038

Derivative Financial Instruments
Futures Contracts (G)	$6,210,415	$—	$—	$6,210,415

Total Derivative Financial Instruments	$6,210,415	$—	$—	$6,210,415

LIABILITIES
Derivative Financial Instruments
Futures Contracts (G)	$(6,630,565)	$—	$—	$(6,630,565)

Total Derivative Financial Instruments	$(6,630,565)	$—	$—	$(6,630,565)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(C)	Rate disclosed reflects the yield at December 31, 2014.
(D)	Aggregate cost for federal income tax purposes is $1,564,544,286. Aggregate gross unrealized appreciation and depreciation for all securities is $75,292,002 and $23,408,250, respectively. Net unrealized appreciation for tax purposes is $51,883,752.
(E)	Cash in the amount of $12,343,000 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(F)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(G)	Derivative financial instrument valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

EUR	Euro
JPY	Japanese Yen

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Affiliated investments, at value (cost $1,492,353,407)	$1,544,572,781
Repurchase agreement, at value (cost $71,855,257)	71,855,257
Cash on deposit with broker	12,343,000
Receivables:
Shares sold	61,540
Interest	20
Dividends	174,935
Variation margin receivable on derivative financial instruments	1,752,500
Prepaid expenses	11,948

Total assets	1,630,771,981

Liabilities:
Payables and other liabilities:
Shares redeemed	86,019
Investment advisory fees	147,379
Distribution and service fees	285,058
Administration fees	25,791
Transfer agent fees	4,158
Trustees fees	565
Audit and tax fees	17,780
Custody fees	495
Legal fees	490
Printing and shareholder reports fees	66,065
Other	2,945

Total liabilities	636,745

Net assets	$1,630,135,236

Net assets consist of:
Capital stock ($0.01 par value)	$1,486,683
Additional paid-in capital	1,483,213,422
Undistributed (distributions in excess of) net investment income (loss)	31,656,574
Accumulated net realized gain (loss)	61,979,333
Net unrealized appreciation (depreciation) on:
Affiliated investments	52,219,374
Futures contracts	(420,150)

Net assets	$1,630,135,236

Net assets by class:
Initial Class	$366,775,247
Service Class	1,263,359,989

Shares outstanding:
Initial Class	33,189,162
Service Class	115,479,125

Net asset value and offering price per share:
Initial Class	$11.05
Service Class	10.94

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income from affiliated investments	$37,308,339
Interest income from repurchase agreements	3,333

Total investment income	37,311,672

Expenses:
Investment advisory fees	1,674,871
Distribution and service fees:
Service Class	3,193,491
Administration fees	293,102
Transfer agent fees	25,093
Trustees fees	62,332
Audit and tax fees	38,595
Custody fees	50,855
Legal fees	95,177
Printing and shareholder reports fees	125,499
Other	91,033

Total expenses	5,650,048

Net investment income (loss)	31,661,624

Net realized gain (loss) on:
Affiliated investments	13,528,440
Distributions from affiliated investments	67,494,317
Futures contracts	(17,790,921)

Net realized gain (loss)	63,231,836

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(60,326,551)
Futures contracts	(1,127,840)

Net change in unrealized appreciation (depreciation)	(61,454,391)

Net realized and change in unrealized gain (loss)	1,777,445

Net increase (decrease) in net assets resulting from operations	$33,439,069

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$31,661,624	$42,256,696
Net realized gain (loss)	63,231,836	26,645,322
Net change in unrealized appreciation (depreciation)	(61,454,391)	85,367,545
Net increase (decrease) in net assets resulting from operations	33,439,069	154,269,563

Distributions to shareholders:
Net investment income:
Initial Class	(10,468,104)	(14,199,691)
Service Class	(31,391,801)	(37,818,513)
Total distributions from net investment income	(41,859,905)	(52,018,204)
Net realized gains:
Initial Class	(6,402,854)	(700,460)
Service Class	(21,179,603)	(2,018,918)
Total distributions from net realized gains	(27,582,457)	(2,719,378)
Total distributions to shareholders	(69,442,362)	(54,737,582)

Capital share transactions:
Proceeds from shares sold:
Initial Class	31,937,388	35,873,944
Service Class	69,253,182	133,860,982
	101,190,570	169,734,926
Dividends and distributions reinvested:
Initial Class	16,870,958	14,900,151
Service Class	52,571,404	39,837,431
	69,442,362	54,737,582
Cost of shares redeemed:
Initial Class	(102,835,149)	(140,773,859)
Service Class	(136,271,755)	(266,363,963)
	(239,106,904)	(407,137,822)
Net increase (decrease) in net assets resulting from capital share transactions	(68,473,972)	(182,665,314)
Net increase (decrease) in net assets	(104,477,265)	(83,133,333)

Net assets:
Beginning of year	1,734,612,501	1,817,745,834
End of year	$1,630,135,236	$1,734,612,501
Undistributed (distributions in excess of) net investment income (loss)	$31,656,574	$41,854,855

Capital share transactions - shares:
Shares issued:
Initial Class	2,894,600	3,280,007
Service Class	6,285,893	12,321,226
	9,180,493	15,601,233
Shares reinvested:
Initial Class	1,533,723	1,391,237
Service Class	4,823,065	3,754,706
	6,356,788	5,145,943
Shares redeemed:
Initial Class	(9,205,192)	(12,825,718)
Service Class	(12,301,621)	(24,549,343)
	(21,506,813)	(37,375,061)

Net increase (decrease) in shares outstanding:
Initial Class	(4,776,869)	(8,154,474)
Service Class	(1,192,663)	(8,473,411)
	(5,969,532)	(16,627,885)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$11.30	$10.69	$10.27	$10.29	$9.80
Investment operations:
Net investment income (loss) (A) (B)	0.23	0.28	0.33	0.36	0.30
Net realized and unrealized gain (loss)	0.02	0.70	0.43	(0.09)	0.55
Total investment operations	0.25	0.98	0.76	0.27	0.85
Distributions:
Net investment income	(0.31)	(0.35)	(0.34)	(0.29)	(0.33)
Net realized gains	(0.19)	(0.02)	—	—	(0.03)
Total distributions	(0.50)	(0.37)	(0.34)	(0.29)	(0.36)
Net asset value, end of year	$11.05	$11.30	$10.69	$10.27	$10.29
Total return (C)	2.19%	9.36%	7.46%	2.65%	8.93%
Ratio and supplemental data:
Net assets end of year (000’s)	$366,775	$429,007	$492,855	$532,350	$551,227
Expenses to average net assets (D)	0.15%	0.15%	0.14%	0.13%	0.13%
Net investment income (loss) to average net assets (B)	2.05%	2.54%	3.08%	3.43%	3.01%
Portfolio turnover rate (E)	34%	33%	67%	29%	41%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$11.19	$10.59	$10.18	$10.21	$9.73
Investment operations:
Net investment income (loss) (A) (B)	0.20	0.26	0.31	0.33	0.28
Net realized and unrealized gain (loss)	0.02	0.68	0.42	(0.09)	0.54
Total investment operations	0.22	0.94	0.73	0.24	0.82
Distributions:
Net investment income	(0.28)	(0.32)	(0.32)	(0.27)	(0.31)
Net realized gains	(0.19)	(0.02)	—	—	(0.03)
Total distributions	(0.47)	(0.34)	(0.32)	(0.27)	(0.34)
Net asset value, end of year	$10.94	$11.19	$10.59	$10.18	$10.21
Total return (C)	1.95%	9.09%	7.20%	2.36%	8.71%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,263,360	$1,305,606	$1,324,891	$1,148,570	$1,025,268
Expenses to average net assets (D)	0.40%	0.40%	0.39%	0.38%	0.38%
Net investment income (loss) to average net assets (B)	1.84%	2.35%	2.93%	3.22%	2.86%
Portfolio turnover rate (E)	34%	33%	67%	29%	41%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation — Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Open futures contracts at December 31, 2014, if any, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is shown on the Statements of Assets and Liabilities.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out on the Statement of Operations.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Effective May 1, 2014
First $10 billion	0.10%
Over $10 billion	0.09%
Prior to May 1, 2014	0.10%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.25%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.0175% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities	Sales of securities
$ 554,177,516	$ 707,726,923

NOTE 5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2013	Ending number of positions at December 31, 2014	Average number of positions (A)
Futures contracts	4	5	5

(A)	Calculated based on positions held at each month end during the current year.

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Total
Asset derivatives
Net unrealized appreciation on futures contracts (A) (B)	$—	$6,210,415	$—	$6,210,415
Total gross amount of assets (C)	$—	$6,210,415	$—	$6,210,415
Liability derivatives
Net unrealized depreciation on futures contracts (A) (B)	$(33,460)	$—	$(6,597,105)	$(6,630,565)
Total gross amount of liabilities (C)	$(33,460)	$—	$(6,597,105)	$(6,630,565)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Total
Net realized gain (loss) on:
Futures contracts	$(1,208,810)	$16,756,007	$(33,338,118)	$(17,790,921)
Net change in unrealized appreciation:
Futures contracts	908,600	5,300,065	(7,336,505)	(1,127,840)
Total	$(300,210)	$22,056,072	$(40,674,623)	$(18,918,761)

NOTE 6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, and futures contracts.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$41,859,905
Long-Term Capital Gain	27,582,457
2013 Distributions paid from:
Ordinary Income	$52,018,204
Long-Term Capital Gain	2,719,378

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$31,656,574
Undistributed Long-Term Capital Gain	61,894,805
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	51,883,752

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 7. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Asset Allocation - Conservative VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Asset Allocation - Conservative VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Asset Allocation - Conservative VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Conservative VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $27,582,457 for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Growth VP

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2014, can be summarized as great expectations that were never met. This was especially true for the economic recovery and an anticipated sell-off in fixed income markets.

In the U.S., the economy got off to a poor start as severe weather led to a freeze in economic activity during the first quarter of the year. Underwhelming economic performance was not just a U.S. event, however. Lending in Europe remained low as banks shored up their balance sheets in order to pass the Eurozone’s asset quality review test. The restriction of private credit, especially to small and medium-sized enterprises, is completely contrary to what is required for an economic expansion. The resulting slowdown encompassed most of the region; even the German growth engine lost steam.

Against this backdrop, market volatility rose. Equity markets ended the year with a decent gain, but only after enduring two 5%-7% declines. Commodities experienced a major sell-off that trimmed the price of crude oil by one-third or more. In fixed income markets, lower-quality securities were jumbled by the commodities sell-off as investors worried about the future financial health of companies and countries heavily dependent on commodities production.

When all was said and done, high-quality, long-duration fixed income, most notably 30-year U.S. Treasuries, was among the best-performing asset classes. To some extent, the relative strength of long-term Treasuries was due to a divergence in global monetary policy. While the U.S. and U.K. began winding down quantitative easing (“QE”) and talking about raising interest rates, Japan and Europe moved the other direction - either increasing the QE pace or seeking alternative ways to implement QE policy. Even the largest emerging market country (China) added stimulus through numerous channels. The result was a large difference in rates on sovereign bonds. Yield-seeking investors in low-yielding countries bought debt instruments from countries offering (relatively) higher interest rates, creating a tailwind for long-term U.S. Treasuries.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Asset Allocation - Growth VP, Initial Class returned 2.73%. By comparison, its benchmark, the Wilshire 5000® Total Market Index, returned 12.10%.

STRATEGY REVIEW

The Portfolio is designed to be fully invested in equity mutual funds over time. The Portfolio’s exposure to master limited partnerships (“MLPs”), defensive positionings, an emphasis on short-term bonds and, generally speaking, below-benchmark returns for many of the underlying funds available for use in the Portfolio, was a source of underperformance for the year.

The holdings of the Portfolio are broadly diversified across domestic and international stocks, Treasuries, Treasury Inflation Protected Securities, mortgage-backed securities, high-yield bonds, international bonds, MLPs from the energy sector, and global real estate. MLPs fared poorly in the later months of the year, as oil prices declined sharply.

We adjust the Portfolio’s holdings in response to shorter-term market conditions. For example, in early 2014 we reduced equity exposure in response to the risk of war between Russia and Ukraine. However, the risk was short-lived and did not cause a significant equity decline. As a result, our defensive move out of equities detracted from return relative to the benchmark. Likewise, a defensive shift from intermediate-term bond funds to short-term bond funds was detrimental, as intermediate-term bond funds dramatically outperformed short-term bond funds.

We seek to find and use quality active fund managers in the Transamerica lineup that specialize in each asset class and style. We monitor these managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative skill. In 2014, active managers, including those selected for the Portfolio, generally had poor performance relative to their benchmarks. The best-performing fund in the Portfolio was Transamerica JPMorgan Mid Cap Value VP.

One bright spot for the Portfolio was the use of foreign currency futures contracts to hedge the Portfolio’s foreign currency exposure and to profit from the rising U.S. dollar. We took short positions in the euro and yen beginning in August 2014 that added modestly to total return.

During the year the Portfolio used derivatives. These positions detracted from performance.

Todd R. Porter, CFA

Maciej J. Kowara, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	2.73%	9.78%	5.74%	05/01/2002
Wilshire 5000® Total Market Index (A)	12.10%	15.64%	8.13%
Service Class	2.44%	9.49%	5.47%	05/01/2003

(A) The Wilshire 5000® Total Market Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on 10 years. You cannot invest directly in an index. The Wilshire 5000® Total Market Index measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, like all investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,007.70	$0.76	$1,024.40	$0.77	0.15%
Service Class	1,000.00	1,006.40	2.02	1,023.20	2.04	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

(D)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity	74.8%
Global/International Equity	15.9
Tactical and Specialty	4.1
Alternative Investments	2.6
Repurchase Agreement	2.3
Fixed Income	0.0 *
Net Other Assets (Liabilities) ^	0.3
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, securities sold short, TBA short commitments, and cash collateral.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
INVESTMENT COMPANIES - 97.4%
Alternative Investments - 2.6%
Transamerica MLP & Energy Income (A)	2,721,678	$ 29,013,084

Fixed Income - 0.0% (B)
Transamerica Money Market (A)	3,912	3,912

Global/International Equity - 15.9%
Transamerica Clarion Global Real Estate Securities VP (C)	1,372,886	17,929,888
Transamerica Developing Markets Equity (A)	2,228,458	22,841,692
Transamerica Emerging Markets Equity (A)	2,220,847	21,941,968
Transamerica Income & Growth (A)	1,096,563	11,711,291
Transamerica International Equity (A)	1,450,213	24,378,084
Transamerica International Equity Opportunities (A)	1,947,691	14,744,024
Transamerica International Small Cap (A)	4,967,981	45,059,586
Transamerica International Small Cap Value (A)	1,883,281	21,356,405

		179,962,938

Tactical and Specialty - 4.1%
Transamerica Managed Futures Strategy (A)	4,263,335	46,171,918

U.S. Equity - 74.8%
Transamerica Capital Growth (A)	6,998,504	112,046,051
Transamerica Dividend Focused (A)	3,738,196	49,232,037
Transamerica Growth Opportunities (A)	5,234,977	55,647,805
Transamerica Jennison Growth VP (C)	11,336,964	119,491,605
Transamerica JPMorgan Mid Cap Value VP (C)	3,487,007	79,085,320
Transamerica Large Cap Value (A)	8,747,036	109,775,304
Transamerica Mid Cap Growth (A)	4,967,117	56,029,075
Transamerica Mid Cap Value Opportunities (A)	7,050,279	76,848,041
Transamerica Morgan Stanley Mid-Cap Growth VP (C)	647,452	22,978,082
Transamerica Small Cap Core (A)	1,727,814	18,314,823

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity (continued)
Transamerica Small Cap Growth (A)	1,821,756	$ 22,225,424
Transamerica Small Cap Value (A)	2,890,995	34,663,036
Transamerica Small Company Growth Liquidating Trust (D) (E) (F) (G) (H)	3,075	9,958
Transamerica Systematic Small/Mid Cap Value VP (C)	673,596	15,277,156
Transamerica T. Rowe Price Small Cap VP (C)	2,095,724	30,765,234
Transamerica Voya Mid Cap Opportunities VP (C)	3,424,216	43,247,855
Transamerica WMC US Growth VP (C)	16,344	552,742

		846,189,548

Total Investment Companies (Cost $997,206,590)		1,101,341,400

	Principal	Value
REPURCHASE AGREEMENT - 2.3%
State Street Bank & Trust Co. 0.01% (I), dated 12/31/2014, to be repurchased at $25,782,056 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 05/15/2040, and with a value of $26,299,618.	$ 25,782,042	25,782,042

Total Repurchase Agreement (Cost $25,782,042)		25,782,042

Total Investments (Cost $1,022,988,632) (J)		1,127,123,442
Net Other Assets (Liabilities) - 0.3%		3,932,420

Net Assets - 100.0%		$ 1,131,055,862

FUTURES CONTRACTS: (K)
Description	Type	Number of Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
EUR March Futures	Short	(375)	03/16/2015	$1,606,688
JPY March Futures	Short	(400)	03/16/2015	641,850
NASDAQ 100 E-Mini Index	Long	940	03/20/2015	345,466

Total				$2,594,004

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

SECURITY VALUATION:

Valuation Inputs (L)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (M)	Value at December 31, 2014
ASSETS
Investments
Investment Companies
Alternative Investments	$29,013,084	$—	$—	$29,013,084
Fixed Income	3,912	—	—	3,912
Global/International Equity	179,962,938	—	—	179,962,938
Tactical and Specialty	46,171,918	—	—	46,171,918
U.S. Equity	846,179,590	—	9,958	846,189,548
Repurchase Agreement	—	25,782,042	—	25,782,042

Total Investments	$1,101,331,442	$25,782,042	$9,958	$1,127,123,442

Derivative Financial Instruments
Futures Contracts (N)	$2,594,004	$—	$—	$2,594,004

Total Derivative Financial Instruments	$2,594,004	$—	$—	$2,594,004

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(D)	Non-income producing security.
(E)	Fair valued as determined in good faith in accordance with procedures established by the board of trustees. Total aggregate fair value of securities is $9,958, representing less than 0.01% of the Portfolio’s net assets.
(F)	Total aggregate value of illiquid securities is $9,958, representing less than 0.01% of the Portfolio’s net assets.
(G)	At December 31, 2014, the Portfolio owned the respective securities which were restricted to public resale:

Investments	Description	Acquisition Date	Cost	Value	Value as % of Net Assets
Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	$30,750	$9,958	0.00	%(O)

(H)	Investment in affiliated company of Transamerica Asset Management, Inc.
(I)	Rate disclosed reflects the yield at December 31, 2014.
(J)	Aggregate cost for federal income tax purposes is $1,031,687,223. Aggregate gross unrealized appreciation and depreciation for all securities is $106,972,266 and $11,536,047, respectively. Net unrealized appreciation for tax purposes is $95,436,219.
(K)	Cash in the amount of $5,184,000 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(L)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(M)	Level 3 securities were not considered significant to the Portfolio.
(N)	Derivative financial instrument valued at unrealized appreciation (depreciation).
(O)	Percentage rounds to less than 0.01% or (0.01)%.

DEFINITION:

NASDAQ	National Association of Securities Dealers Automated Quotations

CURRENCY ABBREVIATIONS:

EUR	Euro
JPY	Japanese Yen

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Affiliated investments, at value (cost $997,206,590)	$1,101,341,400
Repurchase agreement, at value (cost $25,782,042)	25,782,042
Cash on deposit with broker	5,184,000
Receivables:
Shares sold	680
Interest	7
Prepaid expenses	7,007

Total assets	1,132,315,136

Liabilities:
Payables and other liabilities:
Shares redeemed	408,970
Investment advisory fees	102,280
Distribution and service fees	67,932
Administration fees	17,899
Transfer agent fees	2,873
Trustees fees	440
Audit and tax fees	15,512
Custody fees	96
Legal fees	318
Printing and shareholder reports fees	68,866
Variation margin payable on derivative financial instruments	572,188
Other	1,900

Total liabilities	1,259,274

Net assets	$1,131,055,862

Net assets consist of:
Capital stock ($0.01 par value)	$999,995
Additional paid-in capital	1,097,745,887
Undistributed (distributions in excess of) net investment income (loss)	16,288,042
Accumulated net realized gain (loss)	(90,706,876)
Net unrealized appreciation (depreciation) on:
Affiliated investments	104,134,810
Futures contracts	2,594,004

Net assets	$1,131,055,862

Net assets by class:
Initial Class	$830,809,280
Service Class	300,246,582

Shares outstanding:
Initial Class	73,292,319
Service Class	26,707,163

Net asset value and offering price per share:
Initial Class	$11.34
Service Class	11.24

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income from affiliated investments	$18,754,102
Interest income from repurchase agreements	2,012

Total investment income	18,756,114

Expenses:
Investment advisory fees	1,147,060
Distribution and service fees:
Service Class	748,286
Administration fees	200,735
Transfer agent fees	17,400
Trustees fees	42,957
Audit and tax fees	30,606
Custody fees	38,416
Legal fees	66,402
Printing and shareholder reports fees	107,946
Other	61,345

Total expenses	2,461,153

Net investment income (loss)	16,294,961

Net realized gain (loss) on:
Affiliated investments	82,303,800
Distributions from affiliated investments	49,004,601
Futures contracts	(2,544,209)

Net realized gain (loss)	128,764,192

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(113,727,957)
Futures contracts	(2,388,554)

Net change in unrealized appreciation (depreciation)	(116,116,511)

Net realized and change in unrealized gain (loss)	12,647,681

Net increase (decrease) in net assets resulting from operations	$28,942,642

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$16,294,961	$26,367,568
Net realized gain (loss)	128,764,192	48,218,862
Net change in unrealized appreciation (depreciation)	(116,116,511)	174,607,187
Net increase (decrease) in net assets resulting from operations	28,942,642	249,193,617

Distributions to shareholders:
Net investment income:
Initial Class	(19,823,458)	(9,607,098)
Service Class	(6,549,081)	(2,719,893)
Total distributions from net investment income	(26,372,539)	(12,326,991)

Capital share transactions:
Proceeds from shares sold:
Initial Class	25,780,302	64,741,908
Service Class	33,823,961	56,987,058
	59,604,263	121,728,966
Dividends and distributions reinvested:
Initial Class	19,823,458	9,607,098
Service Class	6,549,081	2,719,893
	26,372,539	12,326,991
Cost of shares redeemed:
Initial Class	(99,233,565)	(81,606,166)
Service Class	(39,240,248)	(46,202,628)
	(138,473,813)	(127,808,794)
Net increase (decrease) in net assets resulting from capital share transactions	(52,497,011)	6,247,163
Net increase (decrease) in net assets	(49,926,908)	243,113,789

Net assets:
Beginning of year	1,180,982,770	937,868,981
End of year	$1,131,055,862	$1,180,982,770
Undistributed (distributions in excess of) net investment income (loss)	$16,288,042	$26,365,620

Capital share transactions - shares:
Shares issued:
Initial Class	2,302,046	6,368,876
Service Class	3,026,745	5,779,023
	5,328,791	12,147,899
Shares reinvested:
Initial Class	1,755,842	944,651
Service Class	584,218	269,296
	2,340,060	1,213,947
Shares redeemed:
Initial Class	(8,856,918)	(8,127,097)
Service Class	(3,549,632)	(4,638,313)
	(12,406,550)	(12,765,410)

Net increase (decrease) in shares outstanding:
Initial Class	(4,799,030)	(813,570)
Service Class	61,331	1,410,006
	(4,737,699)	596,436

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$11.30	$9.02	$8.12	$8.70	$7.66
Investment operations:
Net investment income (loss) (A) (B)	0.17	0.26	0.12	0.11	0.10
Net realized and unrealized gain (loss)	0.14	2.14	0.90	(0.58)	1.03
Total investment operations	0.31	2.40	1.02	(0.47)	1.13
Distributions:
Net investment income	(0.27)	(0.12)	(0.12)	(0.11)	(0.09)
Net asset value, end of year	$11.34	$11.30	$9.02	$8.12	$8.70
Total return (C)	2.73%	26.81%	12.60%	(5.42)%	14.95%
Ratio and supplemental data:
Net assets end of year (000’s)	$830,809	$882,269	$711,850	$713,019	$844,916
Expenses to average net assets (D)	0.15%	0.15%	0.15%	0.14%	0.14%
Net investment income (loss) to average net assets (B)	1.48%	2.56%	1.34%	1.22%	1.23%
Portfolio turnover rate (E)	64%	20%	63%	27%	16%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$11.21	$8.96	$8.06	$8.64	$7.61
Investment operations:
Net investment income (loss) (A) (B)	0.14	0.23	0.10	0.08	0.08
Net realized and unrealized gain (loss)	0.13	2.12	0.90	(0.57)	1.02
Total investment operations	0.27	2.35	1.00	(0.49)	1.10
Distributions:
Net investment income	(0.24)	(0.10)	(0.10)	(0.09)	(0.07)
Net asset value, end of year	$11.24	$11.21	$8.96	$8.06	$8.64
Total return (C)	2.44%	26.39%	12.39%	(5.69)%	14.65%
Ratio and supplemental data:
Net assets end of year (000’s)	$300,247	$298,714	$226,019	$204,208	$239,112
Expenses to average net assets (D)	0.40%	0.40%	0.40%	0.39%	0.39%
Net investment income (loss) to average net assets (B)	1.26%	2.32%	1.12%	0.94%	0.99%
Portfolio turnover rate (E)	64%	20%	63%	27%	16%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. Transamerica Asset Allocation - Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Open futures contracts at December 31, 2014, if any, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is shown on in the Statement of Assets and Liabilities.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities at December 31, 2014, if any, are identified in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out on the Statement of Operations.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Effective May 1, 2014
First $10 billion	0.10%
Over $10 billion	0.09%
Prior to May 1, 2014	0.10%

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.25%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.0175% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities	Sales of securities
$ 722,008,800	$ 785,817,096

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2013	Ending number of positions at December 31, 2014	Average number of positions (A)
Futures contracts	4	3	3

(A)	Calculated based on positions held at each month end during the current year.

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted for as hedging instruments	Foreign Exchange Contracts	Equity Contracts	Total
Asset derivatives
Net unrealized appreciation on futures contracts (A) (B)	$2,248,538	$345,466	$2,594,004
Total gross amount of assets (C)	$2,248,538	$345,466	$2,594,004

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Foreign Exchange Contracts	Equity Contracts	Total
Net realized gain (loss) on:
Futures contracts	$4,464,946	$(7,009,155)	$(2,544,209)
Net change in unrealized appreciation (depreciation) on:
Futures contracts	1,266,205	(3,654,759)	(2,388,554)
Total	$5,731,151	$(10,663,914)	$(4,932,763)

NOTE 6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, and futures contracts.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$1
Undistributed (distributions in excess of) net investment income (loss)	—
Accumulated net realized gain (loss)	(1)

At December 31, 2014, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 1,727,443	December 31, 2017
77,686,838	December 31, 2018

The capital loss carryforwards utilized or expired during the year ended December 31, 2014 were $122,492,322.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$26,372,539
Long-Term Capital Gain	—
2013 Distributions paid from:
Ordinary Income	$12,326,991
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$16,288,042
Undistributed Long-Term Capital Gain	—
Capital Loss Carryforwards	(79,414,281)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	95,436,219

NOTE 7. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Asset Allocation - Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Asset Allocation - Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Asset Allocation - Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2014.

The Portfolio expects to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Portfolio’s shareholders.

Foreign Source Income	Foreign Taxes
$ 2,266,479	$ 235,100

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2014, can be summarized as great expectations that were never met. This was especially true for the economic recovery and an anticipated sell-off in fixed income markets.

In the U.S., the economy got off to a poor start as severe weather led to a freeze in economic activity during the first quarter of the year. Underwhelming economic performance was not just a U.S. event, however. Lending in Europe remained low as banks shored up their balance sheets in order to pass the Eurozone’s asset quality review test. The restriction of private credit, especially to small and medium-sized enterprises, is completely contrary to what is required for an economic expansion. The resulting slowdown encompassed most of the region; even the German growth engine lost steam.

Against this backdrop, market volatility rose. Equity markets ended the year with a decent gain, but only after enduring two 5%-7% declines. Commodities experienced a major sell-off that trimmed the price of crude oil by one-third or more. In fixed income markets, lower-quality securities were jumbled by the commodities sell-off as investors worried about the future financial health of companies and countries heavily dependent on commodities production.

When all was said and done, high-quality, long-duration fixed income, most notably 30-year U.S. Treasuries, was among the best-performing asset classes. To some extent, the relative strength of long-term Treasuries was due to a divergence in global monetary policy. While the U.S. and U.K. began winding down quantitative easing (“QE”) and talking about raising interest rates, Japan and Europe moved the other direction - either increasing the QE pace or seeking alternative ways to implement QE policy. Even the largest emerging market country (China) added stimulus through numerous channels. The result was a large difference in rates on sovereign bonds. Yield-seeking investors in low-yielding countries bought debt instruments from countries offering (relatively) higher interest rates, creating a tailwind for long-term U.S. Treasuries.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Asset Allocation - Moderate Growth VP, Initial Class returned 2.57%. By comparison, its primary and secondary benchmarks, the Wilshire 5000® Total Market Index and the Barclays U.S. Aggregate Bond Index returned 12.10% and 5.97%, respectively.

STRATEGY REVIEW

The Portfolio is designed to provide a mix of approximately 70% equity and 30% fixed-income securities over time. Under the Portfolio’s volatility management guidelines, maximum equity exposure can range from 0% (when market volatility is unusually high) to 50% (when volatility is extremely low). Adherence to volatility management guidelines was a source of the Portfolio’s underperformance. So, too, were its exposure to master limited partnerships (“MLPs”), defensive positionings, an emphasis on short-term bonds and, generally speaking, below-benchmark returns for many of the underlying funds available for use in the Portfolio.

The holdings of the Portfolio are broadly diversified across domestic and international stocks, Treasuries, Treasury Inflation Protected Securities, mortgage-backed securities, high-yield bonds, international bonds, MLPs from the energy sector, and global real estate. MLPs fared poorly in the later months of the year, as oil prices declined sharply.

We adjust the Portfolio’s holdings in response to shorter-term market conditions. For example, in early 2014 we reduced equity exposure in response to the risk of war between Russia and Ukraine. However, the risk was short-lived and did not cause a significant equity decline. As a result, our defensive move out of equities detracted from return relative to the benchmark. Likewise, a defensive shift from intermediate-term bond funds to short-term bond funds was detrimental, as intermediate-term bond funds dramatically outperformed short-term bond funds.

We seek to find and use quality active fund managers in the Transamerica lineup that specialize in each asset class and style. We monitor these managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative skill. In 2014, active managers, including those selected for the Portfolio, generally had poor performance relative to their benchmarks. The best-performing fund in the Portfolio was Transamerica JPMorgan Mid Cap Value VP.

One bright spot for the Portfolio was the use of foreign currency futures contracts to hedge the Portfolio’s foreign currency exposure and to profit from the rising U.S. dollar. We took short positions in the euro and yen beginning in August 2014 that added modestly to total return.

During the year the Portfolio used derivatives. These positions detracted from performance.

Todd R. Porter, CFA

Maciej J. Kowara, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	2.57%	8.40%	5.69%	05/01/2002
Wilshire 5000® Total Market Index (A) (B)	12.10%	15.64%	8.13%
Barclays U.S. Aggregate Bond Index (A) (C)	5.97%	4.45%	4.71%
Service Class	2.45%	8.14%	5.44%	05/01/2003

(A) The Wilshire 5000® Total Market Index and the Barclays U.S. Aggregate Bond Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on 10 years. You cannot invest directly in an index.

(B) The Wilshire 5000® Total Market Index measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(C) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, like all investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$999.90	$0.76	$1,024.40	$0.77	0.15%
Service Class	1,000.00	999.10	2.02	1,023.20	2.04	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

(D)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity	53.7%
Global/International Equity	22.3
Fixed Income	18.8
Alternative Investments	2.5
Repurchase Agreement	1.7
Tactical and Specialty	0.0 *
Net Other Assets (Liabilities) ^	1.0
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, securities sold short, TBA short commitments, and cash collateral.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
INVESTMENT COMPANIES - 97.3%
Alternative Investments - 2.5%
Transamerica MLP & Energy Income (A)	12,670,179	$ 135,064,107

Fixed Income - 18.8%
Transamerica Bond (A)	23,133,437	237,349,068
Transamerica Core Bond (A)	2,221,696	22,439,127
Transamerica Emerging Markets Debt (A)	4,976,932	50,466,091
Transamerica Flexible Income (A)	13,908,695	130,880,822
Transamerica Floating Rate (A)	4,662,835	45,882,293
Transamerica Global Bond (A)	7,623,595	73,262,752
Transamerica High Yield Bond (A)	31,153,983	293,782,063
Transamerica Intermediate Bond (A)	5,494,856	55,772,793
Transamerica Money Market (A)	32,212	32,212
Transamerica PIMCO Total Return VP (B)	37,100	432,954
Transamerica Short-Term Bond (A)	9,737,635	98,350,117

		1,008,650,292

Global/International Equity - 22.3%
Transamerica Clarion Global Real Estate Securities VP (B)	6,921,943	90,400,571
Transamerica Developing Markets Equity (A)	16,149,800	165,535,452
Transamerica Emerging Markets Equity (A)	8,274,557	81,752,621
Transamerica Global Equity (A) (C)	4,862,953	53,832,891
Transamerica Income & Growth (A)	19,569,540	209,002,690
Transamerica International Equity (A)	7,473,113	125,623,037
Transamerica International Equity Opportunities (A)	10,325,404	78,163,309
Transamerica International Small Cap (A)	25,027,033	226,995,188
Transamerica International Small Cap Value (A)	14,341,033	162,627,319

		1,193,933,078

Tactical and Specialty - 0.0% (D)
Transamerica Global Allocation Liquidating Trust (C) (E) (F) (G) (H)	70,452	614,870

U.S. Equity - 53.7%
Transamerica Capital Growth (A)	16,441,088	263,221,820
Transamerica Dividend Focused (A)	16,547,661	217,932,693
Transamerica Growth Opportunities (A)	12,683,773	134,828,506
Transamerica Jennison Growth VP (B)	28,159,006	296,795,927
Transamerica JPMorgan Mid Cap Value VP (B)	15,704,268	356,172,807

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity (continued)
Transamerica Large Cap Value (A)	31,487,251	$ 395,165,004
Transamerica Mid Cap Growth (A)	1,084,083	12,228,453
Transamerica Mid Cap Value Opportunities (A)	3,287,425	35,832,935
Transamerica Morgan Stanley Mid-Cap Growth VP (B)	2,074,631	73,628,643
Transamerica Small Cap Core (A)	8,293,974	87,916,129
Transamerica Small Cap Growth (A)	14,327,584	174,796,528
Transamerica Small Cap Value (A)	21,211,978	254,331,612
Transamerica Small Company Growth Liquidating Trust (C) (E) (F) (G) (H)	16,244	52,605
Transamerica Systematic Small/Mid Cap Value VP (B)	7,085,297	160,694,538
Transamerica T. Rowe Price Small Cap VP (B)	11,976,378	175,813,226
Transamerica Voya Large Cap Growth VP (B)	4,935,404	66,134,418
Transamerica Voya Mid Cap Opportunities VP (B)	5,766,429	72,829,996
Transamerica WMC US Growth VP (B)	3,018,431	102,083,338

		2,880,459,178

Total Investment Companies (Cost $4,757,056,313)		5,218,721,525

	Principal	Value
REPURCHASE AGREEMENT - 1.7%
State Street Bank & Trust Co. 0.01% (I), dated 12/31/2014, to be repurchased at $90,391,673 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 01/25/2039, and with a value of $92,201,434.	$ 90,391,623	90,391,623

Total Repurchase Agreement (Cost $90,391,623)		90,391,623

Total Investments (Cost $4,847,447,936) (J)		5,309,113,148
Net Other Assets (Liabilities) - 1.0%		55,738,463

Net Assets - 100.0%		$ 5,364,851,611

FUTURES CONTRACTS: (K)
Description	Type	Number of Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
EUR March Futures	Short	(5,370)	03/16/2015	$23,007,765
JPY March Futures	Short	(6,650)	03/16/2015	9,208,713
Long U.S. Treasury Bond	Long	800	03/20/2015	(197,490)
MSCI Emerging Markets Mini Index	Short	(2,400)	03/20/2015	(5,374,808)
Russell 2000 Mini Index	Short	(2,750)	03/20/2015	(17,369,853)

Total				$9,274,327

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

SECURITY VALUATION:

Valuation Inputs (L)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (M)	Value at December 31, 2014
ASSETS
Investments
Investment Companies
Alternative Investments	$135,064,107	$—	$—	$135,064,107
Fixed Income	1,008,650,292	—	—	1,008,650,292
Global/International Equity	1,193,933,078	—	—	1,193,933,078
Tactical and Specialty	—	—	614,870	614,870
U.S. Equity	2,880,406,573	—	52,605	2,880,459,178
Repurchase Agreement	—	90,391,623	—	90,391,623

Total Investments	$5,218,054,050	$90,391,623	$667,475	$5,309,113,148

Derivative Financial Instruments
Futures Contracts (N)	$32,216,478	$—	$—	$32,216,478

Total Derivative Financial Instruments	$32,216,478	$—	$—	$32,216,478

LIABILITIES
Derivative Financial Instruments
Futures Contracts (N)	$(22,942,151)	$—	$—	$(22,942,151)

Total Derivative Financial Instruments	$(22,942,151)	$—	$—	$(22,942,151)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(C)	Non-income producing security.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Investment in affiliated company of Transamerica Asset Management, Inc.
(F)	Fair valued as determined in good faith in accordance with procedures established by the board of trustees. Total aggregate fair value of securities is $667,475, representing 0.01% of the Portfolio’s net assets.
(G)	Total aggregate value of illiquid securities is $667,475, representing 0.01% of the Portfolio’s net assets.
(H)	At December 31, 2014, the Portfolio owned the respective securities which were restricted to public resale:

Investments	Description	Acquisition Date	Cost	Value	Value as % of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$724,839	$614,870	0.01%

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	162,437	52,605	0.00	(O)

			$887,276	$667,475	0.01%

(I)	Rate disclosed reflects the yield at December 31, 2014.
(J)	Aggregate cost for federal income tax purposes is $4,862,190,588. Aggregate gross unrealized appreciation and depreciation for all securities is $524,251,133 and $77,328,573, respectively. Net unrealized appreciation for tax purposes is $446,922,560.
(K)	Cash in the amount of $49,195,500 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(L)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(M)	Level 3 securities were not considered significant to the Portfolio.
(N)	Derivative financial instrument valued at unrealized appreciation (depreciation).
(O)	Percentage rounds to less than 0.01% or (0.01)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

CURRENCY ABBREVIATIONS:

EUR	Euro
JPY	Japanese Yen

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Affiliated investments, at value (cost $4,757,056,313)	$5,218,721,525
Repurchase agreement, at value (cost $90,391,623)	90,391,623
Cash on deposit with broker	49,195,500
Receivables:
Shares sold	168,927
Interest	25
Dividends	88,929
Variation margin receivable on derivative financial instruments	8,331,125
Prepaid expenses	34,484

Total assets	5,366,932,138

Liabilities:
Payables and other liabilities:
Shares redeemed	309,020
Investment advisory fees	484,723
Distribution and service fees	930,875
Administration fees	84,827
Transfer agent fees	13,585
Trustees fees	2,057
Audit and tax fees	31,768
Custody fees	4,889
Legal fees	1,887
Printing and shareholder reports fees	207,968
Other	8,928

Total liabilities	2,080,527

Net assets	$5,364,851,611

Net assets consist of:
Capital stock ($0.01 par value)	$4,247,929
Additional paid-in capital	4,723,308,668
Undistributed (distributions in excess of) net investment income (loss)	104,570,626
Accumulated net realized gain (loss)	61,784,849
Net unrealized appreciation (depreciation) on:
Affiliated investments	461,665,212
Futures contracts	9,274,327

Net assets	$5,364,851,611

Net assets by class:
Initial Class	$1,240,440,356
Service Class	4,124,411,255

Shares outstanding:
Initial Class	97,333,683
Service Class	327,459,266

Net asset value and offering price per share:
Initial Class	$12.74
Service Class	12.60

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income from affiliated investments	$123,017,757
Interest income from repurchase agreements	5,634

Total investment income	123,023,391

Expenses:
Investment advisory fees	5,463,098
Distribution and service fees:
Service Class	10,442,085
Administration fees	956,042
Transfer agent fees	82,538
Trustees fees	204,093
Audit and tax fees	104,398
Custody fees	155,319
Legal fees	315,197
Printing and shareholder reports fees	418,670
Other	291,667

Total expenses	18,433,107

Net investment income (loss)	104,590,284

Net realized gain (loss) on:
Affiliated investments	53,243,073
Distributions from affiliated investments	367,918,499
Futures contracts	(75,725,209)

Net realized gain (loss)	345,436,363

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(325,401,976)
Futures contracts	5,644,904

Net change in unrealized appreciation (depreciation)	(319,757,072)

Net realized and change in unrealized gain (loss)	25,679,291

Net increase (decrease) in net assets resulting from operations	$130,269,575

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$104,590,284	$140,078,441
Net realized gain (loss)	345,436,363	171,924,385
Net change in unrealized appreciation (depreciation)	(319,757,072)	592,354,390
Net increase (decrease) in net assets resulting from operations	130,269,575	904,357,216

Distributions to shareholders:
Net investment income:
Initial Class	(34,511,457)	(29,152,378)
Service Class	(104,408,696)	(81,532,509)
Total distributions from net investment income	(138,920,153)	(110,684,887)

Capital share transactions:
Proceeds from shares sold:
Initial Class	22,596,557	59,802,141
Service Class	102,605,740	317,749,878
	125,202,297	377,552,019
Dividends and distributions reinvested:
Initial Class	34,511,457	29,152,378
Service Class	104,408,696	81,532,509
	138,920,153	110,684,887
Cost of shares redeemed:
Initial Class	(155,111,162)	(175,510,613)
Service Class	(311,948,379)	(334,862,822)
	(467,059,541)	(510,373,435)
Net increase (decrease) in net assets resulting from capital share transactions	(202,937,091)	(22,136,529)
Net increase (decrease) in net assets	(211,587,669)	771,535,800

Net assets:
Beginning of year	5,576,439,280	4,804,903,480
End of year	$5,364,851,611	$5,576,439,280
Undistributed (distributions in excess of) net investment income (loss)	$104,570,626	$138,900,495

Capital share transactions - shares:
Shares issued:
Initial Class	1,778,025	5,109,564
Service Class	8,158,474	27,079,517
	9,936,499	32,189,081
Shares reinvested:
Initial Class	2,706,781	2,489,528
Service Class	8,279,833	7,034,729
	10,986,614	9,524,257
Shares redeemed:
Initial Class	(12,222,017)	(14,835,776)
Service Class	(24,851,039)	(28,667,249)
	(37,073,056)	(43,503,025)

Net increase (decrease) in shares outstanding:
Initial Class	(7,737,211)	(7,236,684)
Service Class	(8,412,732)	5,446,997
	(16,149,943)	(1,789,687)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$12.76	$10.94	$10.14	$10.58	$9.61
Investment operations:
Net investment income (loss) (A) (B)	0.27	0.34	0.26	0.25	0.21
Net realized and unrealized gain (loss)	0.06	1.76	0.81	(0.47)	0.98
Total investment operations	0.33	2.10	1.07	(0.22)	1.19
Distributions:
Net investment income	(0.35)	(0.28)	(0.27)	(0.22)	(0.22)
Net asset value, end of year	$12.74	$12.76	$10.94	$10.14	$10.58
Total return (C)	2.57%	19.38%	10.64%	(2.01)%	12.73%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,240,441	$1,340,215	$1,228,709	$1,238,065	$1,442,467
Expenses to average net assets (D)	0.15%	0.14%	0.14%	0.13%	0.13%
Net investment income (loss) to average net assets (B)	2.09%	2.84%	2.45%	2.37%	2.13%
Portfolio turnover rate (E)	35%	27%	59%	30%	29%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$12.61	$10.82	$10.03	$10.47	$9.52
Investment operations:
Net investment income (loss) (A) (B)	0.23	0.31	0.24	0.23	0.19
Net realized and unrealized gain (loss)	0.08	1.73	0.79	(0.47)	0.96
Total investment operations	0.31	2.04	1.03	(0.24)	1.15
Distributions:
Net investment income	(0.32)	(0.25)	(0.24)	(0.20)	(0.20)
Net asset value, end of year	$12.60	$12.61	$10.82	$10.03	$10.47
Total return (C)	2.45%	19.04%	10.37%	(2.28)%	12.40%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,124,411	$4,236,224	$3,576,194	$3,379,997	$3,703,837
Expenses to average net assets (D)	0.40%	0.39%	0.39%	0.38%	0.38%
Net investment income (loss) to average net assets (B)	1.86%	2.67%	2.24%	2.16%	1.94%
Portfolio turnover rate (E)	35%	27%	59%	30%	29%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation - Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Open futures contracts at December 31, 2014, if any, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is shown on the Statement of Assets and Liabilities.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities at December 31, 2014, if any, are identified in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out on the Statement of Operations.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Effective May 1, 2014
First $10 billion	0.10%
Over $10 billion	0.09%
Prior to May 1, 2014	0.10%

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.25%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.0175% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities	Sales of securities
$ 1,890,821,977	$ 2,095,152,713

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2013	Ending number of positions at December 31, 2014	Average number of positions (A)
Futures contracts	4	5	5

(A)	Calculated based on positions held at each month end during the current year.

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Total
Asset derivatives
Net unrealized appreciation on futures contracts (A) (B)	$—	$32,216,478	$—	$32,216,478
Total gross amount of assets (C)	$—	$32,216,478	$—	$32,216,478
Liability derivatives
Net unrealized depreciation on futures contracts (A) (B)	$(197,490)	$—	$(22,744,661)	$(22,942,151)
Total gross amount of liabilities (C)	$(197,490)	$—	$(22,744,661)	$(22,942,151)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Total
Net realized gain (loss) on:
Futures contracts	$(10,992,945)	$72,525,403	$(137,257,667)	$(75,725,209)
Net change in unrealized appreciation (depreciation) on:
Futures contracts	(197,490)	30,024,603	(24,182,209)	5,644,904
Total	$(11,190,435)	$102,550,006	$(161,439,876)	$(70,080,305)

NOTE 6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, and futures contracts.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The capital loss carryforwards utilized or expired during the year ended December 31, 2014 were $261,614,138.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$138,920,153
Long-Term Capital Gain	—
2013 Distributions paid from:
Ordinary Income	$110,684,887
Long-Term Capital Gain	—
The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$104,570,626
Undistributed Long-Term Capital Gain	85,801,828
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	446,922,560

NOTE 7. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Asset Allocation - Moderate Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Asset Allocation - Moderate Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Asset Allocation - Moderate Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2014.

The Portfolio expects to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Portfolio’s shareholders.

Foreign Source Income	Foreign Taxes
$ 11,861,205	$ 1,292,266

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate VP

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2014, can be summarized as great expectations that were never met. This was especially true for the economic recovery and an anticipated sell-off in fixed income markets.

In the U.S., the economy got off to a poor start as severe weather led to a freeze in economic activity during the first quarter of the year. Underwhelming economic performance was not just a U.S. event, however. Lending in Europe remained low as banks shored up their balance sheets in order to pass the Eurozone’s asset quality review test. The restriction of private credit, especially to small and medium-sized enterprises, is completely contrary to what is required for an economic expansion. The resulting slowdown encompassed most of the region; even the German growth engine lost steam.

Against this backdrop, market volatility rose. Equity markets ended the year with a decent gain, but only after enduring two 5%-7% declines. Commodities experienced a major sell-off that trimmed the price of crude oil by one-third or more. In fixed income markets, lower-quality securities were jumbled by the commodities sell-off as investors worried about the future financial health of companies and countries heavily dependent on commodities production.

When all was said and done, high-quality, long-duration fixed income, most notably 30-year U.S. Treasuries, was among the best-performing asset classes. To some extent, the relative strength of long-term Treasuries was due to a divergence in global monetary policy. While the U.S. and U.K. began winding down quantitative easing (“QE”) and talking about raising interest rates, Japan and Europe moved the other direction - either increasing the QE pace or seeking alternative ways to implement QE policy. Even the largest emerging market country (China) added stimulus through numerous channels. The result was a large difference in rates on sovereign bonds. Yield-seeking investors in low-yielding countries bought debt instruments from countries offering (relatively) higher interest rates, creating a tailwind for long-term U.S. Treasuries.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Asset Allocation - Moderate VP, Initial Class returned 2.77%. By comparison, its primary and secondary benchmarks, the Wilshire 5000® Total Market Index and the Barclays U.S. Aggregate Bond Index returned 12.10% and 5.97%, respectively.

STRATEGY REVIEW

The Portfolio is designed to provide a mix of approximately 50% equity and 50% fixed-income securities over time. Under the Portfolio’s volatility management guidelines, maximum equity exposure can range from 15% (when market volatility is unusually high) to 70% (when volatility is extremely low). Adherence to the volatility management guidelines was a source of the Portfolio’s underperformance. So, too, were its exposure to master limited partnerships (“MLPs”), defensive positionings, an emphasis on short-term bonds and, generally speaking, below-benchmark returns for many of the underlying funds available for use in the Portfolio.

The holdings of the Portfolio are broadly diversified across domestic and international stocks, Treasuries, Treasury Inflation Protected Securities, mortgage-backed securities, high-yield bonds, international bonds, MLPs from the energy sector, and global real estate. MLPs fared poorly in the later months of the year as oil prices declined sharply.

We adjust the Portfolio’s holdings in response to shorter-term market conditions. For example, in early 2014 we reduced equity exposure in response to the risk of war between Russia and Ukraine. However, the risk was short lived and did not cause a significant equity decline. This detracted from return relative to the benchmark. Likewise, a defensive shift from intermediate-term bond funds to short-term bond funds was detrimental, as intermediate-term bond funds dramatically outperformed short-term bond funds

We seek to find and use quality active fund managers in the Transamerica lineup that specialize in each asset class and style. We monitor these managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative skill. In 2014, active managers, including those selected for the Portfolio, generally had poor performance relative to their benchmarks. The best performing fund in the lineup was Transamerica JPMorgan Mid Cap Value VP. This was one of the few funds that beat its benchmark for the year.

One bright spot for the Portfolio was the use of foreign currency futures contracts to hedge the Portfolio’s foreign currency exposure and to profit from the rising U.S. dollar. We took short positions in the euro and yen beginning in August 2014 that added modestly to total return.

During the year the Portfolio used derivatives. These positions detracted from performance.

Todd R. Porter, CFA

Maciej J. Kowara, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	2.77%	7.22%	5.54%	05/01/2002
Wilshire 5000® Total Market Index (A) (B)	12.10%	15.64%	8.13%
Barclays U.S. Aggregate Bond Index (A) (C)	5.97%	4.45%	4.71%
Service Class	2.61%	6.97%	5.29%	05/01/2003

(A) The Wilshire 5000® Total Market Index and the Barclays U.S. Aggregate Bond Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on 10 years. You cannot invest directly in an index.

(B) The Wilshire 5000® Total Market Index measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(C) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, like all investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,000.40	$0.76	$1,024.40	$0.77	0.15%
Service Class	1,000.00	999.40	2.02	1,023.20	2.04	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

(D)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity	37.5%
Fixed Income	36.6
Global/International Equity	18.0
Alternative Investments	3.6
Repurchase Agreement	2.7
Inflation-Protected Securities	0.8
Tactical and Specialty	0.0 *
Net Other Assets (Liabilities) ^	0.8
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, securities sold short, TBA short commitments, and cash collateral.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
INVESTMENT COMPANIES - 96.5%
Alternative Investments - 3.6%
Transamerica MLP & Energy Income (A)	22,479,585	$ 239,632,377

Fixed Income - 36.6%
Transamerica Bond (A)	22,688,787	232,786,952
Transamerica Core Bond (A)	17,768,804	179,464,919
Transamerica Flexible Income (A)	25,627,144	241,151,423
Transamerica Floating Rate (A)	13,366,629	131,527,631
Transamerica Global Bond (A)	12,843,372	123,424,809
Transamerica High Yield Bond (A)	28,610,992	269,801,650
Transamerica Intermediate Bond (A)	18,156,537	184,288,854
Transamerica Money Market (A)	23,554,143	23,554,143
Transamerica PIMCO Total Return VP (B)	15,281,167	178,331,215
Transamerica Short-Term Bond (A)	67,522,112	681,973,333
Transamerica Unconstrained Bond (A)	5,001,206	49,812,012
Transamerica Voya Intermediate Bond VP (B)	13,226,153	133,980,934
Transamerica Voya Limited Maturity Bond VP (B)	2,907,337	29,189,660

		2,459,287,535

Global/International Equity - 18.0%
Transamerica Clarion Global Real Estate Securities VP (B)	10,308,827	134,633,282
Transamerica Developing Markets Equity (A)	16,702,682	171,202,491
Transamerica Emerging Markets Equity (A)	3,477,010	34,352,857
Transamerica Global Equity (A) (C)	5,393,457	59,705,570
Transamerica Income & Growth (A)	27,728,738	296,142,926
Transamerica International Equity (A)	6,412,773	107,798,720
Transamerica International Equity Opportunities (A)	6,595,455	49,927,592
Transamerica International Small Cap (A)	24,321,616	220,597,059
Transamerica International Small Cap Value (A)	12,005,420	136,141,465

		1,210,501,962

Inflation-Protected Securities - 0.8%
Transamerica Inflation Opportunities (A)	5,105,736	49,985,156

Tactical and Specialty - 0.0% (D)
Transamerica Global Allocation Liquidating Trust (C) (E) (F) (G) (H)	36,728	320,541

U.S. Equity - 37.5%
Transamerica Capital Growth (A)	6,891,918	110,339,600
Transamerica Concentrated Growth (A)	2,258,837	37,632,224

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity (continued)
Transamerica Dividend Focused (A)	22,701,213	$ 298,974,975
Transamerica Growth Opportunities (A)	11,969,518	127,235,974
Transamerica Jennison Growth VP (B)	22,835,037	240,681,289
Transamerica JPMorgan Mid Cap Value VP (B)	16,518,620	374,642,301
Transamerica Large Cap Value (A)	31,142,671	390,840,526
Transamerica Mid Cap Growth (A)	5,036,857	56,815,749
Transamerica Mid Cap Value Opportunities (A)	5,095,077	55,536,337
Transamerica Small Cap Core (A)	5,817,959	61,670,361
Transamerica Small Cap Growth (A)	15,420,140	188,125,705
Transamerica Small Cap Value (A)	20,670,648	247,841,073
Transamerica Small Company Growth Liquidating Trust (C) (E) (F) (G) (H)	5,959	19,299
Transamerica Systematic Small/Mid Cap Value VP (B)	3,950,581	89,599,187
Transamerica T. Rowe Price Small Cap VP (B)	58,017	851,687
Transamerica Voya Mid Cap Opportunities VP (B)	4,790,874	60,508,745
Transamerica WMC US Growth VP (B)	5,350,532	180,954,995

		2,522,270,027

Total Investment Companies (Cost $6,157,711,382)		6,481,997,598

	Principal	Value
REPURCHASE AGREEMENT - 2.7%
State Street Bank & Trust Co. 0.01% (I), dated 12/31/2014, to be repurchased at $183,193,524 on 01/02/2015. Collateralized by U.S. Government Agency Obligations, 2.75% - 4.00%, due 11/25/2038 - 07/25/2039, and with a total value of $186,857,591.	$ 183,193,422	183,193,422

Total Repurchase Agreement (Cost $183,193,422)		183,193,422

Total Investments (Cost $6,340,904,804) (J)		6,665,191,020
Net Other Assets (Liabilities) - 0.8%		54,217,654

Net Assets - 100.0%		$ 6,719,408,674

FUTURES CONTRACTS: (K)
Description	Type	Number of Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
EUR March Futures	Short	(6,120)	03/16/2015	$26,221,140
JPY March Futures	Short	(7,100)	03/16/2015	10,154,388
Long U.S. Treasury Bond	Long	1,000	03/20/2015	(127,300)
MSCI Emerging Markets Mini Index	Short	(2,200)	03/20/2015	(5,632,594)
NASDAQ 100 E-Mini Index	Long	2,040	03/20/2015	2,941,419
Russell 2000 Mini Index	Short	(3,250)	03/20/2015	(20,528,008)

Total				$13,029,045

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

SECURITY VALUATION:

Valuation Inputs (L)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (M)	Value at December 31, 2014
ASSETS
Investments
Investment Companies
Alternative Investments	$239,632,377	$—	$—	$239,632,377
Fixed Income	2,459,287,535	—	—	2,459,287,535
Global/International Equity	1,210,501,962	—	—	1,210,501,962
Inflation-Protected Securities	49,985,156	—	—	49,985,156
Tactical and Specialty	—	—	320,541	320,541
U.S. Equity	2,522,250,728	—	19,299	2,522,270,027
Repurchase Agreement	—	183,193,422	—	183,193,422

Total Investments	$6,481,657,758	$183,193,422	$339,840	$6,665,191,020

Derivative Financial Instruments
Futures Contracts (N)	$39,316,947	$—	$—	$39,316,947

Total Derivative Financial Instruments	$39,316,947	$—	$—	$39,316,947

LIABILITIES
Derivative Financial Instruments
Futures Contracts (N)	$(26,287,902)	$—	$—	$(26,287,902)

Total Derivative Financial Instruments	$(26,287,902)	$—	$—	$(26,287,902)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(C)	Non-income producing security.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Fair valued as determined in good faith in accordance with procedures established by the board of trustees. Total aggregate fair value of securities is $339,840, representing 0.01% of the Portfolio’s net assets.
(F)	At December 31, 2014, the Portfolio owned the respective securities which were restricted to public resale:

Investments	Description	Acquisition Date	Cost	Value	Value as % of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$377,870	$320,541	0.01%

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	59,594	19,299	0.00	(O)

			$437,464	$339,840	0.01%

(G)	Total aggregate value of illiquid securities is $339,840, representing 0.01% of the Portfolio’s net assets.
(H)	Investment in affiliated company of Transamerica Asset Management, Inc.
(I)	Rate disclosed reflects the yield at December 31, 2014.
(J)	Aggregate cost for federal income tax purposes is $6,346,161,126. Aggregate gross unrealized appreciation and depreciation for all securities is $430,227,676 and $111,197,782, respectively. Net unrealized appreciation for tax purposes is $319,029,894.
(K)	Cash in the amount of $48,752,000 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(L)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(M)	Level 3 securities were not considered significant to the Portfolio.
(N)	Derivative financial instrument valued at unrealized appreciation (depreciation).
(O)	Percentage rounds to less than 0.01% or (0.01)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

DEFINITION:

NASDAQ	National Association of Securities Dealers Automated Quotations

CURRENCY ABBREVIATIONS:

EUR	Euro
JPY	Japanese Yen

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Affiliated investments, at value (cost $6,157,711,382)	$6,481,997,598
Repurchase agreement, at value (cost $183,193,422)	183,193,422
Cash on deposit with broker	48,752,000
Receivables:
Shares sold	791,204
Interest	51
Dividends	455,537
Variation margin receivable on derivative financial instruments	7,495,250
Prepaid expenses	33,182

Total assets	6,722,718,244

Liabilities:
Payables and other liabilities:
Shares redeemed	1,039,299
Investment advisory fees	603,986
Distribution and service fees	1,320,310
Administration fees	105,698
Transfer agent fees	15,931
Trustees fees	2,356
Audit and tax fees	29,643
Custody fees	5,094
Printing and shareholder reports fees	177,485
Other	9,768

Total liabilities	3,309,570

Net assets	$6,719,408,674

Net assets consist of:
Capital stock ($0.01 par value)	$5,579,441
Additional paid-in capital	6,044,016,026
Undistributed (distributions in excess of) net investment income (loss)	122,082,454
Accumulated net realized gain (loss)	210,415,492
Net unrealized appreciation (depreciation) on:
Affiliated investments	324,286,216
Futures contracts	13,029,045

Net assets	$6,719,408,674

Net assets by class:
Initial Class	$838,874,943
Service Class	5,880,533,731

Shares outstanding:
Initial Class	68,956,786
Service Class	488,987,269

Net asset value and offering price per share:
Initial Class	$12.17
Service Class	12.03

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income from affiliated investments	$144,184,386
Interest income from repurchase agreements	15,798

Total investment income	144,200,184

Expenses:
Investment advisory fees	6,149,550
Distribution and service fees:
Service Class	13,185,177
Administration fees	1,076,171
Transfer agent fees	93,549
Trustees fees	229,066
Audit and tax fees	109,864
Custody fees	168,994
Legal fees	358,723
Printing and shareholder reports fees	420,697
Other	304,907

Total expenses	22,096,698

Net investment income (loss)	122,103,486

Net realized gain (loss) on:
Affiliated investments	(6,876,868)
Distributions from affiliated investments	276,682,750
Futures contracts	(37,648,019)

Net realized gain (loss)	232,157,863

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(198,622,001)
Futures contracts	2,961,075

Net change in unrealized appreciation (depreciation)	(195,660,926)

Net realized and change in unrealized gain (loss)	36,496,937

Net increase (decrease) in net assets resulting from operations	$158,600,423

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$122,103,486	$134,063,209
Net realized gain (loss)	232,157,863	103,644,402
Net change in unrealized appreciation (depreciation)	(195,660,926)	385,816,362
Net increase (decrease) in net assets resulting from operations	158,600,423	623,523,973

Distributions to shareholders:
Net investment income:
Initial Class	(19,375,925)	(22,280,258)
Service Class	(113,692,294)	(95,246,180)
Total distributions from net investment income	(133,068,219)	(117,526,438)

Capital share transactions:
Proceeds from shares sold:
Initial Class	16,407,565	43,802,613
Service Class	1,096,271,538	946,824,580
	1,112,679,103	990,627,193
Dividends and distributions reinvested:
Initial Class	19,375,925	22,280,258
Service Class	113,692,294	95,246,180
	133,068,219	117,526,438
Cost of shares redeemed:
Initial Class	(119,177,202)	(152,958,748)
Service Class	(81,374,699)	(212,228,392)
	(200,551,901)	(365,187,140)
Net increase (decrease) in net assets resulting from capital share transactions	1,045,195,421	742,966,491
Net increase (decrease) in net assets	1,070,727,625	1,248,964,026

Net assets:
Beginning of year	5,648,681,049	4,399,717,023
End of year	$6,719,408,674	$5,648,681,049
Undistributed (distributions in excess of) net investment income (loss)	$122,082,454	$133,047,187

Capital share transactions - shares:
Shares issued:
Initial Class	1,353,981	3,845,333
Service Class	91,249,807	82,944,318
	92,603,788	86,789,651
Shares reinvested:
Initial Class	1,592,106	1,968,221
Service Class	9,442,882	8,496,537
	11,034,988	10,464,758
Shares redeemed:
Initial Class	(9,829,077)	(13,326,961)
Service Class	(6,810,889)	(18,618,296)
	(16,639,966)	(31,945,257)

Net increase (decrease) in shares outstanding:
Initial Class	(6,882,990)	(7,513,407)
Service Class	93,881,800	72,822,559
	86,998,810	65,309,152

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$12.10	$10.93	$10.26	$10.45	$9.77
Investment operations:
Net investment income (loss) (A) (B)	0.26	0.32	0.32	0.32	0.27
Net realized and unrealized gain (loss)	0.09	1.14	0.64	(0.26)	0.71
Total investment operations	0.35	1.46	0.96	0.06	0.98
Distributions:
Net investment income	(0.28)	(0.29)	(0.29)	(0.25)	(0.30)
Net asset value, end of year	$12.17	$12.10	$10.93	$10.26	$10.45
Total return (C)	2.77%	13.50%	9.44%	0.59%	10.37%
Ratio and supplemental data:
Net assets end of year (000’s)	$838,875	$917,763	$911,127	$946,623	$1,083,121
Expenses to average net assets (D)	0.14%	0.14%	0.14%	0.13%	0.13%
Net investment income (loss) to average net assets (B)	2.10%	2.74%	2.94%	3.04%	2.68%
Portfolio turnover rate (E)	22%	25%	50%	23%	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$11.97	$10.82	$10.17	$10.37	$9.70
Investment operations:
Net investment income (loss) (A) (B)	0.24	0.31	0.30	0.32	0.25
Net realized and unrealized gain (loss)	0.07	1.10	0.62	(0.29)	0.70
Total investment operations	0.31	1.41	0.92	0.03	0.95
Distributions:
Net investment income	(0.25)	(0.26)	(0.27)	(0.23)	(0.28)
Net asset value, end of year	$12.03	$11.97	$10.82	$10.17	$10.37
Total return (C)	2.61%	13.23%	9.11%	0.29%	10.14%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,880,534	$4,730,918	$3,488,590	$2,772,819	$2,178,041
Expenses to average net assets (D)	0.39%	0.39%	0.39%	0.38%	0.38%
Net investment income (loss) to average net assets (B)	1.97%	2.69%	2.84%	3.02%	2.50%
Portfolio turnover rate(E)	22%	25%	50%	23%	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. Transamerica Asset Allocation - Moderate VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Open futures contracts at December 31, 2014, if any, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is shown on in the Statement of Assets and Liabilities.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities at December 31, 2014, if any, are identified in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out on the Statement of Operations.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Effective May 1, 2014
First $10 billion	0.10%
Over $10 billion	0.09%
Prior to May 1, 2014	0.10%

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.25%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.0175% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities	Sales of securities
$ 2,427,585,838	$ 1,300,091,301

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2013	Ending number of positions at December 31, 2014	Average number of positions (A)
Futures contracts	5	6	5

(A)	Calculated based on positions held at each month end during the current year.

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Total
Asset derivatives
Net unrealized appreciation on futures contracts (A) (B)	$—	$36,375,528	$2,941,419	$39,316,947
Total gross amount of assets (C)	$—	$36,375,528	$2,941,419	$39,316,947
Liability derivatives
Net unrealized depreciation on futures contracts (A) (B)	$(127,300)	$—	$(26,160,602)	$(26,287,902)
Total gross amount of liabilities (C)	$(127,300)	$—	$(26,160,602)	$(26,287,902)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Total
Net realized gain (loss) on:
Futures contracts	$(8,467,000)	$75,242,524	$(104,423,543)	$(37,648,019)
Net change in unrealized appreciation (depreciation) on:
Futures contracts	1,283,450	34,576,503	(32,898,878)	2,961,075
Total	$(7,183,550)	$109,819,027	$(137,322,421)	$(34,686,944)

NOTE 6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, and futures contracts.

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(1)
Undistributed (distributions in excess of) net investment income (loss)	—
Accumulated net realized gain (loss)	1

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The capital loss carryforwards utilized or expired during the year ended December 31, 2014 were $5,625,193.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$133,068,219
Long-Term Capital Gain	—
2013 Distributions paid from:
Ordinary Income	$117,526,438
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$122,082,454
Undistributed Long-Term Capital Gain	228,700,859
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	319,029,894

NOTE 7. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Asset Allocation - Moderate VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Asset Allocation - Moderate VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Asset Allocation - Moderate VP (one of the portfolio’s constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Asset Allocation - Moderate VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2014.

The Portfolio expects to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Portfolio’s shareholders.

Foreign Source Income	Foreign Taxes
$ 10,046,140	$ 1,078,666

Transamerica Series Trust	Annual Report 2014

Transamerica Barrow Hanley Dividend Focused VP

(unaudited)

MARKET ENVIRONMENT

Equity markets around the globe remained resilient during the year despite a number of geopolitical risks, including the ISIS-perpetrated violence, Argentina’s default, the continuing Russia/Ukraine dispute, fears of a slowdown in China and the Ebola scare. Meanwhile, central banks sent mixed messages, with European and Japanese central banks signaling further accommodation while the U.S. Federal Reserve (“Fed”) continued to wind down its massive, multiyear stimulus program, which has driven interest rates to near-record lows and domestic stock markets to record highs.

Several trends within our primary large cap value universe, the Russell 1000® Value Index, have created significant headwinds for active managers over the year and even prior years. First, mid cap stocks in the Index outperformed the largest capitalization stocks. Another trend was the meaningful outperformance of low and non-dividend paying stocks in tandem with lower-quality companies that outperformed higher-quality companies.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Barrow Hanley Dividend Focused VP, Initial Class returned 12.17%. By comparison, it’s benchmark, the Russell 1000® Value Index, returned 13.45%.

STRATEGY REVIEW

Our approach to the equity market is based on the underlying philosophy that markets are inefficient. These inefficiencies can best be exploited, in our view, through adherence to a value-oriented investment process dedicated to the selection of securities on a bottom-up basis and constructing concentrated portfolios.

The Portfolio modestly trailed its value benchmark for the year ended December 31, 2014, a robust period for stocks. Selections and underweighting the financial sector were the largest detractors from performance. Following closely was our lack of exposure to the information technology sector (none of the technology stocks that detracted from relative performance met the strategy’s 25-year divided paying history requirement). Also weighing were selections combined with an overweight allocation in the poorly-performing energy sector. Underweighting the utilities sector was another detractor from performance; however, performance of the sector holdings, lessened some of the negative total effect. The five largest individual detractors were BP PLC, Phillips 66, Loews Corp., Marathon Oil Corp. and Occidental Petroleum Corp.

Industrial holdings were the largest contributors, although relative allocation diminished some of the postive effects. Overweighting the health care sector also postively contributed to performance, yet selections again negated most of the positve effect. Our underweight in consumer discretionary also contributed. The top five contributing stocks included Southwest Airlines Co., Teva Pharmaceutical Industries, Ltd. (no longer held at year end), General Dynamics Corp., Medtronic, Inc. and Entergy Corp.

The market is clearly transitioning from dependence upon an accommodative Fed and low interest rates. Additionally, if central banks continue to diverge in their monetary policies to the benefit of the U.S. dollar, there will be an additional element of volatility and complexity that should benefit the active, fundamental stock selection process at Barrow, Hanley, Mewhinney & Strauss, LLC.

Passive index strategies, versus most active large cap managers, have held a performance advantage over the past five years that has led to a growing consensus that they are both cost-free and risk-free, and that active managers will always underperform. We are pleased that our higher-quality, dividend-centric strategy has added value over this time period. We firmly believe that a number of the trends we outlined earlier - trends that have benefited passive strategies - are abating and will reverse strongly to the benefit of our active, concentrated value process.

Ray Nixon

Lewis Ropp

Brian Quinn, CFA

Co-Portfolio Managers

Barrow, Hanley, Mewhinney & Strauss, LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Barrow Hanley Dividend Focused VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	12.17%	13.12%	7.07%	05/01/1996
Russell 1000® Value Index (A)	13.45%	15.42%	7.30%
Service Class	11.94%	12.84%	6.81%	05/01/2003

(A) The Russell 1000® Value Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on 10 years. You cannot invest directly in an index. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2014

Transamerica Barrow Hanley Dividend Focused VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,050.00	$3.62	$1,021.70	$3.57	0.70%
Service Class	1,000.00	1,049.00	4.91	1,020.40	4.84	0.95

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolios’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	97.3%
Securities Lending Collateral	4.1
Repurchase Agreement	4.1
Net Other Assets (Liabilities)	(5.5)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica Barrow Hanley Dividend Focused VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
COMMON STOCKS - 97.3%
Aerospace & Defense - 10.3%
General Dynamics Corp.	179,900	$ 24,757,838
Honeywell International, Inc.	344,800	34,452,416
Raytheon Co.	417,300	45,139,341

		104,349,595

Airlines - 4.1%
Southwest Airlines Co.	971,200	41,101,184

Banks - 8.2%
PNC Financial Services Group, Inc.	405,100	36,957,273
Wells Fargo & Co.	831,800	45,599,276

		82,556,549

Capital Markets - 4.9%
Ameriprise Financial, Inc.	83,400	11,029,650
State Street Corp.	488,600	38,355,100

		49,384,750

Chemicals - 0.5%
E.I. du Pont de Nemours & Co.	68,700	5,079,678

Construction Materials - 1.7%
CRH PLC, ADR	701,200	16,835,812

Consumer Finance - 3.1%
American Express Co.	337,100	31,363,784

Diversified Financial Services - 8.3%
Bank of America Corp.	2,745,400	49,115,206
JPMorgan Chase & Co.	559,400	35,007,252

		84,122,458

Diversified Telecommunication Services - 4.3%
AT&T, Inc.	684,600	22,995,714
Verizon Communications, Inc.	434,600	20,330,588

		43,326,302

Electric Utilities - 1.6%
Entergy Corp., Class B	188,100	16,454,988

Food & Staples Retailing - 3.2%
Wal-Mart Stores, Inc.	375,000	32,205,000

Health Care Equipment & Supplies - 4.2%
Medtronic, Inc. (A)	589,200	42,540,240

Health Care Providers & Services - 2.3%
Cardinal Health, Inc.	283,600	22,895,028

Household Durables - 1.1%
Lennar Corp., Class A (A)	243,600	10,915,716

Industrial Conglomerates - 0.9%
General Electric Co.	371,500	9,387,805

Insurance - 1.6%
Loews Corp.	397,300	16,694,546

Machinery - 5.2%
Illinois Tool Works, Inc., Class A	357,300	33,836,310
Stanley Black & Decker, Inc.	193,131	18,556,026

		52,392,336

Metals & Mining - 0.7%
Rio Tinto PLC, ADR (A)	163,300	7,521,598

Multiline Retail - 3.0%
Target Corp.	394,300	29,931,313

Oil, Gas & Consumable Fuels - 10.8%
BP PLC, ADR (A)	640,100	24,400,612
California Resources Corp. (B)	119,360	657,674

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
ConocoPhillips	396,400	$ 27,375,384
Marathon Oil Corp.	137,916	3,901,671
Occidental Petroleum Corp.	298,400	24,054,024
Phillips 66	396,100	28,400,370

		108,789,735

Pharmaceuticals - 10.3%
Johnson & Johnson	312,300	32,657,211
Merck & Co., Inc.	585,200	33,233,508
Pfizer, Inc.	1,223,800	38,121,370

		104,012,089

Road & Rail - 1.2%
Norfolk Southern Corp.	114,400	12,539,384

Specialty Retail - 1.4%
Gap, Inc., Class A	346,300	14,582,693

Tobacco - 4.4%
Altria Group, Inc.	340,200	16,761,654
Philip Morris International, Inc.	334,600	27,253,170

		44,014,824

Total Common Stocks (Cost $774,370,672)		982,997,407

SECURITIES LENDING COLLATERAL - 4.1%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (C)	41,653,916	41,653,916

Total Securities Lending Collateral (Cost $41,653,916)		41,653,916

	Principal	Value
REPURCHASE AGREEMENT - 4.1%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2014, to be repurchased at $41,330,326 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 08/15/2039, and with a value of $42,157,633.	$ 41,330,303	41,330,303

Total Repurchase Agreement (Cost $41,330,303)		41,330,303

Total Investments (Cost $857,354,891) (D)		1,065,981,626
Net Other Assets (Liabilities) - (5.5)%		(55,614,932)

Net Assets - 100.0%		$ 1,010,366,694

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Barrow Hanley Dividend Focused VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Common Stocks	$982,997,407	$—	$—	$982,997,407
Securities Lending Collateral	41,653,916	—	—	41,653,916
Repurchase Agreement	—	41,330,303	—	41,330,303

Total Investments	$1,024,651,323	$41,330,303	$—	$1,065,981,626

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $40,762,105. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate disclosed reflects the yield at December 31, 2014.
(D)	Aggregate cost for federal income tax purposes is $859,079,010. Aggregate gross unrealized appreciation and depreciation for all securities is $221,237,222 and $14,334,606, respectively. Net unrealized appreciation for tax purposes is $206,902,616.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

DEFINITION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Barrow Hanley Dividend Focused VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $816,024,588) (including securities loaned of $40,762,105)	$1,024,651,323
Repurchase agreement, at value (cost $41,330,303)	41,330,303
Receivables:
Shares sold	4,083,737
Interest	11
Dividends	1,910,119
Net income from securities lending	9,255
Prepaid expenses	5,336

Total assets	1,071,990,084

Liabilities:
Payables and other liabilities:
Shares redeemed	19,191,936
Investment advisory fees	596,142
Distribution and service fees	53,539
Administration fees	23,144
Transfer agent fees	2,465
Trustees fees	391
Audit and tax fees	16,036
Custody fees	1,819
Printing and shareholder reports fees	82,477
Other	1,525
Collateral for securities on loan	41,653,916

Total liabilities	61,623,390

Net assets	$1,010,366,694

Net assets consist of:
Capital stock ($0.01 par value)	$475,573
Additional paid-in capital	1,106,524,475
Undistributed (distributions in excess of) net investment income (loss)	16,587,659
Accumulated net realized gain (loss)	(321,847,748)
Net unrealized appreciation (depreciation) on:
Investments	208,626,735

Net assets	$1,010,366,694

Net assets by class:
Initial Class	$787,329,119
Service Class	223,037,575

Shares outstanding:
Initial Class	37,065,164
Service Class	10,492,185

Net asset value and offering price per share:
Initial Class	$21.24
Service Class	21.26

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $27,515)	$23,772,854
Interest income	3,656
Net income from securities lending	94,898

Total investment income	23,871,408

Expenses:
Investment advisory fees	6,160,198
Distribution and service fees:
Service Class	515,753
Administration fees	237,925
Transfer agent fees	14,425
Trustees fees	35,552
Audit and tax fees	28,140
Custody fees	91,219
Legal fees	67,164
Printing and shareholder reports fees	79,911
Other	46,321

Total expenses	7,276,608

Net investment income (loss)	16,594,800

Net realized gain (loss) on:
Investments	17,719,315

Net realized gain (loss)	17,719,315

Net change in unrealized appreciation (depreciation) on:
Investments	71,584,907

Net change in unrealized appreciation (depreciation)	71,584,907

Net realized and change in unrealized gain (loss)	89,304,222

Net increase (decrease) in net assets resulting from operations	$105,899,022

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Barrow Hanley Dividend Focused VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$16,594,800	$12,871,443
Net realized gain (loss)	17,719,315	158,196,826
Net change in unrealized appreciation (depreciation)	71,584,907	43,534,915
Net increase (decrease) in net assets resulting from operations	105,899,022	214,603,184

Distributions to shareholders:
Net investment income:
Initial Class	(10,220,037)	(15,554,155)
Service Class	(2,657,638)	(2,800,096)
Total distributions from net investment income	(12,877,675)	(18,354,251)

Capital share transactions:
Proceeds from shares sold:
Initial Class	103,204,017	54,414,060
Service Class	90,931,568	37,318,823
	194,135,585	91,732,883
Dividends and distributions reinvested:
Initial Class	10,220,037	15,554,155
Service Class	2,657,638	2,800,096
	12,877,675	18,354,251
Cost of shares redeemed:
Initial Class	(127,237,823)	(395,184,099)
Service Class	(40,389,806)	(33,172,528)
	(167,627,629)	(428,356,627)
Net increase (decrease) in net assets resulting from capital share transactions	39,385,631	(318,269,493)
Net increase (decrease) in net assets	132,406,978	(122,020,560)

Net assets:
Beginning of year	877,959,716	999,980,276
End of year	$1,010,366,694	$877,959,716
Undistributed (distributions in excess of) net investment income (loss)	$16,587,659	$12,870,534

Capital share transactions - shares:
Shares issued:
Initial Class	5,053,025	3,136,033
Service Class	4,494,009	2,154,233
	9,547,034	5,290,266
Shares reinvested:
Initial Class	500,982	898,046
Service Class	130,085	161,296
	631,067	1,059,342
Shares redeemed:
Initial Class	(6,416,675)	(24,926,464)
Service Class	(1,950,480)	(1,971,907)
	(8,367,155)	(26,898,371)

Net increase (decrease) in shares outstanding:
Initial Class	(862,668)	(20,892,385)
Service Class	2,673,614	343,622
	1,810,946	(20,548,763)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Barrow Hanley Dividend Focused VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$19.19	$15.08	$13.74	$13.65	$12.46
Investment operations:
Net investment income (loss) (A)	0.36	0.29	0.23	0.20	0.19
Net realized and unrealized gain (loss)	1.96	4.23	1.38	0.14	1.09
Total investment operations	2.32	4.52	1.61	0.34	1.28
Distributions:
Net investment income	(0.27)	(0.41)	(0.27)	(0.25)	(0.09)
Net asset value, end of year	$21.24	$19.19	$15.08	$13.74	$13.65
Total return (B)	12.17%	30.24%	11.80%	2.66%	10.44%
Ratio and supplemental data:
Net assets end of year (000’s)	$787,329	$727,690	$886,999	$1,092,567	$1,433,863
Expenses to average net assets	0.71%	0.76%	0.82%	0.80%	0.79%
Net investment income (loss) to average net assets	1.80%	1.64%	1.58%	1.44%	1.50%
Portfolio turnover rate	14%	100%	107%	85%	99%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$19.22	$15.11	$13.78	$13.69	$12.52
Investment operations:
Net investment income (loss) (A)	0.31	0.24	0.20	0.17	0.16
Net realized and unrealized gain (loss)	1.97	4.24	1.37	0.15	1.09
Total investment operations	2.28	4.48	1.57	0.32	1.25
Distributions:
Net investment income	(0.24)	(0.37)	(0.24)	(0.23)	(0.08)
Net asset value, end of year	$21.26	$19.22	$15.11	$13.78	$13.69
Total return (B)	11.94%	29.93%	11.47%	2.46%	10.15%
Ratio and supplemental data:
Net assets end of year (000’s)	$223,038	$150,270	$112,981	$88,258	$76,476
Expenses to average net assets	0.96%	1.01%	1.07%	1.05%	1.04%
Net investment income (loss) to average net assets	1.54%	1.41%	1.34%	1.22%	1.26%
Portfolio turnover rate	14%	100%	107%	85%	99%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Barrow Hanley Dividend Focused VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2014

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2014 of $43,099 are included in Net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An

Transamerica Series Trust	Annual Report 2014

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2014

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2014:

	Market Value	Percentage of Net Assets
Transamerica BlackRock Tactical Allocation VP	$126,244,313	12.49%

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $200 million	0.750%
Over $200 million up to $500 million	0.650%
Over $500 million	0.600%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit (A)	Maximum Operating Expense Limit Effective Through
0.90%	May 1, 2015

(A)	Prior to May 1, 2014, the expense limit was 1.00%.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2014

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$ 179,701,664	$ —	$ 126,338,706	$ —

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

At December 31, 2014, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 160,510,946	December 31, 2016
151,955,570	December 31, 2017
7,657,113	December 31, 2018

The capital loss carryforwards utilized or expired during the year ended December 31, 2014 were $17,205,187.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$12,877,675
Long-Term Capital Gain	—
2013 Distributions paid from:
Ordinary Income	$18,354,251
Long-Term Capital Gain	—

Transamerica Series Trust	Annual Report 2014

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$16,587,659
Undistributed Long-Term Capital Gain	—
Capital Loss Carryforwards	(320,123,629)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	206,902,616

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolios’ financial statements.

Transamerica Series Trust	Annual Report 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Barrow Hanley Dividend Focused VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Barrow Hanley Dividend Focused VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Barrow Hanley Dividend Focused VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Barrow Hanley Dividend Focused VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Balanced VP

(unaudited)

MARKET ENVIRONMENT

November and December marked the final months of a somewhat whipsaw year for managed risk funds. In November markets were impacted by a sharp and continuing decline in oil prices which resulted in a move toward safe haven assets such as U.S. Treasury bonds. The Dow Jones achieved another record close into month-end, with gains fueled by improving U.S. economic data and strong third-quarter earnings. Markets were also supported by a rate cut announcement from China’s Central Bank to stimulate growth, which was the first such cut in over two years. European stocks declined at month-end based on weak economic data including below-target inflation, but were up for over 5% for the month, buoyed by signals from the European Central Bank that they may take up a quantitative easing program. Realized 30-day volatility was down to around 10% from October highs of around 17%, while the VIX was at 13.3%, down from the October highs of 26.3%.

U.S. equity markets were close to record highs again at year-end while European indexes also ended the year on an upbeat note, rebounding from sharp declines in October. The U.S. Federal Reserve (“Fed”) seemed to have succeeded in getting the market comfortable with the likelihood of rates rising in 2015 for the first time since the global financial crisis. U.S. markets performed especially well based on the impact of easy money and strong gross domestic product and job growth numbers. The EuroStoxx eked out a gain for the year while the FTSE and CAC were in negative territory, reflecting continued concerns about the Eurozone economy and possible fallout from elections in Greece. Oil prices remain at weak levels, below $50 a barrel, driven by excess supply and continuing concerns about a slowdown in China’s manufacturing sector. Both VIX volatility and realized 10-day volatility for the S&P 500® spiked to highs above 23% in mid-December before subsiding somewhat by year-end.

The withdrawal of the Fed from the markets will be watched closely by all market participants in the U.S., while overseas central banks will begin to see if their new stimulus programs are working. Geopolitical tension still looms on the horizon and oil continues to be a factor in volatility. Economic indicators in the U.S. continue to show positive signs of growth however most market participants are expecting a correction. We will continue to prudently and diligently operate the Milliman Managed Risk Strategy (“MMRS”) through these events as they unfold over the year of 2015.

PERFORMANCE

For the period from inception November 10, 2014 through December 31, 2014, Transamerica BlackRock Global Allocation Managed Risk - Balanced VP, Service Class returned (0.70)%. By comparison, its benchmark, the FTSE World Index returned 0.16%.

STRATEGY REVIEW

The MMRS aims to stabilize the volatility of the Portfolio, while also attempting to guard against severe declines in the value of Portfolio using short positions in equity index futures contracts. To collateralize the short futures position and to also act as an additional layer of risk management, the Portfolio targets a 95/5% split between the underlying fund and cash. Over the time period from inception of the Portfolio to December 31, 2014 the Portfolio held a short futures position from mid to late December due to increases in volatility. The average futures position over the entire period was (0.4)%, fluctuating from a minimum of (2.5)% reached on December 19, 2014 to the maximum of 0. The net impact of derivatives holdings over the period was negative, causing an estimated 5 basis points of drag on the Portfolio.

The Portfolio underperformed its benchmark in this period due to various factors including underperformance of the underlying fund relative to the benchmark, the effects of cash and new deposits, and the negative net payoff of futures positions.

Over the period the Portfolio used derivatives. These positions detracted from performance.

Adam Schenck, CFA

Portfolio Manager

Milliman Financial Risk Management LLC

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	10 Years or Since Inception of Class		Inception Date
Service Class	(0.70	)% (A)	11/10/2014
FTSE World Index (B)	0.16	% (A)

(A) Not annualized.

(B) The FTSE World Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception date of the class. You cannot invest directly in an index. The FTSE World Index is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The model used to manage a portfolio’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. The Portfolio is subject to all of the principal risks of the underlying portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The actual expense example is based on an investment of $1,000 invested at November 10, 2014, and held for the entire period until December 31, 2014.

The hypothetical expense example is based on an investment $1,000 invested at July 1, 2014 and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) November 10, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$993.00	$0.79	$1,022.30	$2.91	0.57%

(A)	5% return per year before expenses.

(B)	Portfolio commenced operations on November 10, 2014. Actual expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (51 days), and divided by the number of days in the year (365 days). For comparability purposes, hypothetical expenses assume that the Portfolio was in operation for the entire six-month period ended December 31, 2014. Thus, the hypothetical expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Tactical and Specialty	93.7%
Repurchase Agreement	7.5
Net Other Assets (Liabilities)	(1.2)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
INVESTMENT COMPANY - 93.7%
Tactical and Specialty - 93.7%
Transamerica Blackrock Global Allocation VP (A)	927,348	$ 9,199,288

Total Investment Company (Cost $9,249,020)		9,199,288

	Principal	Value
REPURCHASE AGREEMENT - 7.5%
State Street Bank & Trust Co. 0.01% (B), dated 12/31/2014, to be repurchased at $731,482 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 07/25/2037, and with a value of $748,512.	$ 731,482	731,482

Total Repurchase Agreement (Cost $731,482)		731,482

Total Investments (Cost $9,980,502) (C)		9,930,770
Net Other Assets (Liabilities) - (1.2)%		(119,452)

Net Assets - 100.0%		$ 9,811,318

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Investment Company	$9,199,288	$—	$—	$9,199,288
Repurchase Agreement	—	731,482	—	731,482

Total Investments	$9,199,288	$731,482	$—	$9,930,770

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(B)	Rate disclosed reflects the yield at December 31, 2014.
(C)	Aggregate cost for federal income tax purposes is $9,980,502. Aggregate gross unrealized depreciation for all securities is $49,732.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Affiliated investments, at value (cost $9,249,020)	$9,199,288
Repurchase agreement, at value (cost $731,482)	731,482
Receivables:
Shares sold	127,065
Due from adviser	9,143

Total assets	10,066,978

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	247,491
Distribution and service fees	1,636
Administration fees	164
Trustees fees	2
Audit and tax fees	4,609
Custody fees	1,756
Other	2

Total liabilities	255,660

Net assets	$9,811,318

Net assets consist of:
Capital stock ($0.01 par value)	$9,878
Additional paid-in capital	9,855,791
Accumulated net realized gain (loss)	(4,619)
Net unrealized appreciation (depreciation) on:
Affiliated investments	(49,732)

Net assets	$9,811,318

Shares outstanding	987,832

Net asset value and offering price per share	$9.93

STATEMENT OF OPERATIONS

For the period ended December 31, 2014 (A)

Expenses:
Investment advisory fees	$1,915
Distribution and service fees	1,915
Administration fees	192
Transfer agent fees	6
Trustees fees	40
Audit and tax fees	4,611
Custody fees	2,656
Legal fees	22
Printing and shareholder reports fees	6,141
Other	185

Total expenses	17,683

Expenses (waived/reimbursed) recaptured	(13,316)

Net expenses	4,367

Net investment income (loss)	(4,367)

Net realized gain (loss) on:
Futures contracts	(4,619)

Net realized gain (loss)	(4,619)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(49,732)

Net change in unrealized appreciation (depreciation)	(49,732)

Net realized and change in unrealized gain (loss)	(54,351)

Net increase (decrease) in net assets resulting from operations	$(58,718)

(A)	Commenced operations on November 10, 2014.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

December 31, 2014 (A)
From operations:
Net investment income (loss)	$(4,367)
Net realized gain (loss)	(4,619)
Net change in unrealized appreciation (depreciation)	(49,732)
Net increase (decrease) in net assets resulting from operations	(58,718)

Capital share transactions:
Proceeds from shares sold	9,870,136
Cost of shares redeemed	(100)
Net increase (decrease) in net assets resulting from capital share transactions	9,870,036
Net increase (decrease) in net assets	9,811,318

Net assets:
Beginning of period	—
End of period	$9,811,318
Undistributed (distributions in excess of) net investment income (loss)	$—

Capital share transactions - shares:
Shares issued	987,842
Shares redeemed	(10)
Net increase (decrease) in shares outstanding	987,832

(A)	Commenced operations on November 10, 2014.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period indicated:	Service Class
	December 31, 2014 (A)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income (loss) (B) (C)	(0.01)
Net realized and unrealized gain (loss)	(0.06)
Total investment operations	(0.07)
Net asset value, end of period	$9.93
Total return (D)	(0.70	)%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$9,811
Expenses to average net assets (F)
After (waiver/reimbursement) recapture	0.57	%(G)
Before (waiver/reimbursement) recapture	2.31	%(G)
Net investment income (loss) to average net assets (C)	(0.57	)%(G)
Portfolio turnover rate (H)	0	%(E)

(A)	Commenced operations on November 10, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Allocation Managed Risk – Balanced VP (the “Portfolio”) commenced operations on November 10, 2014. The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the period, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Open futures contracts at December 31, 2014, if any, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is shown on the Statement of Assets and Liabilities.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out on the Statement of Operations.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $5 billion	0.25%
Over $5 billion up to $10 billion	0.24%
Over $10 billion	0.19%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.32%	November 10, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the period ended December 31, 2014, the amount waived/reimbursed by TAM was $13,316.

The following amounts are available for recapture by TAM as of December 31, 2014:

Amount Available	Year Reimbursed
$ 13,316	2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% of Service Class.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the period ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2014 were as follows:

Purchases of securities	Sales of securities
$ 9,249,020	$ —

NOTE 5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the period:

	Beginning number of positions at November 10, 2014	Ending number of positions at December 31, 2014	Average number of positions (A)
Futures contracts	—	—	—	(B) (C)

(A)	Calculated based on positions held at each month end during the current period.
(B)	There were no open positions at the beginning and/or the end of the period, however the Portfolio periodically invested in this type of derivative instrument during the period.
(c)	Rounds to less than 1.

Effect of Derivative Instruments in the Statement of Operations for the period ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Equity Contracts	Total
Net realized gain (loss) on:
Futures contracts	$(4,619)	$(4,619)
Total Net realized gain (loss)	$(4,619)	$(4,619)

NOTE 6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, net operating loss and organizational costs.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to net operating losses and organizational costs. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(4,367)
Undistributed (distributions in excess of) net investment income (loss)	4,367
Accumulated net realized gain (loss)	—

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. (continued)

At December 31, 2014, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 1,848	Short-Term Indefinitely
2,771	Long-Term Indefinitely

The Portfolio did not have any capital loss carryforwards utilized or expired during the period ended December 31, 2014.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 was as follows:

2014 Distributions paid from:
Ordinary Income	$—
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$—
Undistributed Long-Term Capital Gain	—
Capital Loss Carryforwards	(4,619)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	(49,732)

NOTE 7. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica BlackRock Global Allocation Managed Risk - Balanced VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica BlackRock Global Allocation Managed Risk - Balanced VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statements of operations, changes in net assets, and the financial highlights for the period from November 10, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica BlackRock Global Allocation Managed Risk - Balanced VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period from November 10, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Balanced VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the period ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

TRANSAMERICA BLACKROCK GLOBAL ALLOCATION MANAGED RISK — BALANCED VP

TRANSAMERICA BLACKROCK GLOBAL ALLOCATION MANAGED RISK — GROWTH VP

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT APPROVAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”) held on July 16 & 17, 2014, the Board reviewed and considered the approval of a proposed mandate to establish Transamerica BlackRock Global Allocation Managed Risk — Balanced VP (the “Balanced Portfolio”) and Transamerica BlackRock Global Allocation Managed Risk — Growth VP (the “Growth Portfolio,” together with the Balanced Portfolio, the “New Series”) as new series of Transamerica Series Trust. The Board then reviewed and considered the proposed investment advisory agreement between each of Transamerica BlackRock Global Allocation Managed Risk — Balanced VP and Transamerica BlackRock Global Allocation Managed Risk — Growth VP and Transamerica Asset Management, Inc. (“TAM”), and the proposed sub-advisory agreement with Milliman Financial Risk Management LLC (“Milliman”) for each of the Balanced Portfolio and Growth Portfolio to determine whether each such agreement should be approved for an initial two-year period.

The Board then reviewed and considered the proposed investment advisory and sub-advisory agreements for the funds to determine whether each such agreement should be approved for an initial two-year period. Following its review and consideration, the Board, including the Independent Board Members, unanimously approved the advisory and sub-advisory agreements. In reaching their decision the Board Members requested and obtained from TAM and Milliman such information as they deemed reasonably necessary to evaluate the proposed agreements. In considering the proposed approval of the investment advisory and sub-advisory agreements, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. The Board Members based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions and each Board Member may have attributed different weights to the various factors:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature, extent and quality of the services expected to be provided by TAM and Milliman. The Board considered the proposed investment approach for each of the New Series; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM and Milliman; TAM’s management oversight process; and the professional qualifications of the portfolio management team of Milliman. The Board also considered the services to be provided by TAM for the portion of the management fee it will retain after payment of the sub-advisory fee for the New Series. The Board noted that these services include not only the services TAM provides to all Transamerica mutual funds in the form of oversight of the services provided by the funds’ administrator, custodian, transfer agent, independent accountant and legal counsel and supervision of the performance of recordkeeping shareholder relations functions of the funds, but also the “manager of managers” services TAM provides to sub-advised funds in the form of selection and oversight of the sub-adviser. Based on these and other considerations, the Board Members determined that TAM and Milliman can provide investment and related services that are appropriate in scope and extent in light of the New Series’ operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the New Series. The New Series are not yet in existence and therefore have no historical performance for the Board to review. However, the Board Members considered back-tested performance results of the strategy, which show how each New Series would have performed if it had been operating in the past. The back-tested results show that the performance of the Balanced Fund compared favorably to its primary benchmark and peer group for the 1- and 10- year periods, and that the Growth Fund compared favorably to its primary benchmark and peer group for the 1- and 10- year periods, respectively. The New Series also exhibited lower risk and risk-adjusted returns over the 1- and 10- year periods. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and Milliman, the Board Members concluded that TAM and Milliman are capable of generating a level of investment performance that is appropriate in light of the New Series’ proposed investment objectives, policies and strategies.

Management fees and total expense ratios. The Board considered the proposed management fees and anticipated total expense ratios of each New Series, including information comparing the management fee and total expense ratio of each New Series to the management fees and total expense ratios of other investment companies in Lipper and Morningstar peer universes. The Board also considered the fee to be charged by Milliman for sub-advisory services as well as the portion of each New Series’ management fee to be retained by TAM following payment of the sub-advisory fee. The Board Members noted that in total, the advisory fees of each New Series are below the Lipper and Morningstar peer group medians and the total expenses incurred by shareholders for each New Series are below the Lipper peer group median and above the Morningstar peer group median. The Board also noted that TAM proposed to enter into an expense limitation arrangement with each New Series, which may result in TAM waiving fees for the benefit of shareholders. On the basis of these and other considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and Milliman under the investment advisory and sub-advisory agreements are reasonable in light of the services to be provided.

Transamerica Series Trust	Annual Report 2014

TRANSAMERICA BLACKROCK GLOBAL ALLOCATION MANAGED RISK — BALANCED VP

TRANSAMERICA BLACKROCK GLOBAL ALLOCATION MANAGED RISK — GROWTH VP

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT APPROVAL (continued)

(unaudited)

The cost of advisory services provided and the level of profitability. The New Series were not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review. However, the Board reviewed projected profitability information regarding TAM’s costs of procuring portfolio management services as well as the costs of providing administration, transfer agency and other services to the New Series by TAM and its affiliates. The Board also noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and Milliman. As a result, the Board considered profitability information for TAM and its affiliates with respect to each New Series. Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with each New Series was not anticipated to be excessive.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the New Series grow. In evaluating the extent to which the management fees payable under the new investment advisory and sub-advisory agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TAM’s and Milliman’s pricing schedules and the proposed advisory and sub-advisory fee breakpoints, as detailed in the materials provided to the Board, and noted each fee breakpoint with respect to the various asset levels to be achieved by the New Series. The Board also noted that TAM had negotiated with Milliman to have the assets of the New Series aggregated to reach breakpoints in the sub-advisory fee schedules. The Board concluded that the proposed fees and breakpoints may benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for the New Series. The Board Members also noted that, in the future, they would have the opportunity to periodically reexamine whether the New Series have achieved economies of scale and the appropriateness of management fees payable to TAM and fees payable by TAM to Milliman.

Benefits to TAM, its affiliates, or Milliman from their relationship with the Fund. The Board considered any other benefits derived by TAM, its affiliates, and Milliman from their relationships with the New Series. The Board Members noted that TAM would not realize soft dollar benefits from its relationships with the New Series, and that Milliman may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Other considerations. The Board considered the investment objective of each New Series and its investment strategy and noted that TAM believes that the New Series would enhance TST’s product line-up. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage each New Series in a professional manner that is consistent with the best interests of each New Series and its respective shareholders. In this regard, the Board Members favorably considered TAM’s procedures and policies to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of Milliman. The Board Members also noted that TAM has made a significant entrepreneurial commitment to the management and success of the New Series.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Growth VP

(unaudited)

MARKET ENVIRONMENT

November and December marked the final months of a somewhat whipsaw year for managed risk funds. In November markets were impacted by a sharp and continuing decline in oil prices which resulted in a move toward safe haven assets such as U.S. Treasury bonds. The Dow Jones achieved another record close into month-end, with gains fueled by improving U.S. economic data and strong third-quarter earnings. Markets were also supported by a rate cut announcement from China’s Central Bank to stimulate growth, which was the first such cut in over two years. European stocks declined at month-end based on weak economic data including below-target inflation, but were up for over 5% for the month, buoyed by signals from the European Central Bank that they may take up a quantitative easing program. Realized 30-day volatility was down to around 10% from October highs of around 17%, while the VIX was at 13.3%, down from the October highs of 26.3%.

U.S. equity markets were close to record highs again at year-end while European indexes also ended the year on an upbeat note, rebounding from sharp declines in October. The U.S. Federal Reserve (“Fed”) seemed to have succeeded in getting the market comfortable with the likelihood of rates rising in 2015 for the first time since the global financial crisis. U.S. markets performed especially well based on the impact of easy money and strong gross domestic product and job growth numbers. The EuroStoxx eked out a gain for the year while the FTSE and CAC were in negative territory, reflecting continued concerns about the Eurozone economy and possible fallout from elections in Greece. Oil prices remain at weak levels, below $50 a barrel, driven by excess supply and continuing concerns about a slowdown in China’s manufacturing sector. Both VIX volatility and realized 10-day volatility for the S&P 500® spiked to highs above 23% in mid-December before subsiding somewhat by year-end.

The withdrawal of the Fed from the markets will be watched closely by all market participants in the U.S., while overseas central banks will begin to see if their new stimulus programs are working. Geopolitical tension still looms on the horizon and oil continues to be a factor in volatility. Economic indicators in the U.S. continue to show positive signs of growth however most market participants are expecting a correction. We will continue to prudently and diligently operate the Milliman Managed Risk Strategy (“MMRS”) through these events as they unfold over the year of 2015.

PERFORMANCE

For the period from inception November 10, 2014 through December 31, 2014, Transamerica BlackRock Global Allocation Managed Risk - Growth VP, Service Class returned (1.10)%. By comparison, its benchmark, the FTSE World Index returned 0.16%.

STRATEGY REVIEW

The MMRS aims to stabilize the volatility of the Portfolio, while also attempting to guard against severe declines in the value of Portfolio using positions in equity index futures contracts. To collateralize the futures position the Portfolio targets a 95/5% split between the underlying fund and cash. Over the time period from inception of the Portfolio to December 31, 2014 the Portfolio held a long futures position starting from mid-November. Though the average futures position over the entire period was +13.1%, it fluctuated between a minimum of 0 and a maximum of +22.7% as volatility conditions changed. Note that the “+” sign indicates a long futures position which is utilized to increase equity exposure in low volatility periods to manage to the volatility target. We did not see volatility increase enough for the Portfolio to implement a short futures position. The net impact of derivatives holdings over the period was negative, causing an estimated 47 basis points of drag on the Portfolio. This is due to the dynamic nature of the trading required to implement the MMRS, which adapts the futures position as the environment changes.

The Portfolio underperformed its benchmark in this period due to various factors including underperformance of the underlying fund relative to the benchmark, the effects of cash and new deposits, and the negative net payoff of futures positions.

Over the period the Portfolio used derivatives. These positions detracted from performance.

Adam Schenck, CFA

Portfolio Manager

Milliman Financial Risk Management LLC

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	10 Years or Since Inception of Class		Inception Date
Service Class	(1.10	)% (A)	11/10/2014
FTSE World Index (B)	0.16	% (A)

(A) Not annualized.

(B) The FTSE World Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception date of the class. You cannot invest directly in an index. The FTSE World Index is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The model used to manage a portfolio’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. The Portfolio is subject to all of the principal risks of the underlying portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The actual expense example is based on an investment of $1,000 invested at November 10, 2014, and held for the entire period until December 31, 2014.

The hypothetical expense example is based on an investment $1,000 invested at July 1, 2014 and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) November 10, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$989.00	$0.83	$1,022.20	$3.06	0.60%

(A)	5% return per year before expenses.

(B)	Portfolio commenced operations on November 10, 2014. Actual expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (51 days), and divided by the number of days in the year (365 days). For comparability purposes, hypothetical expenses assume that the Portfolio was in operation for the entire six-month period ended December 31, 2014. Thus, the hypothetical expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Tactical and Specialty	93.3%
Repurchase Agreement	6.6
Net Other Assets (Liabilities) ^	0.1
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, securities sold short, TBA short commitments, and cash collateral.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
INVESTMENT COMPANY - 93.3%
Tactical and Specialty - 93.3%
Transamerica Blackrock Global Allocation VP (A)	1,031,038	$ 10,227,897

Total Investment Company (Cost $10,267,460)		10,227,897

	Principal	Value
REPURCHASE AGREEMENT - 6.6%
State Street Bank & Trust Co. 0.01% (B), dated 12/31/2014, to be repurchased at $720,827 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 08/15/2039, and with a value of $736,400.	$ 720,827	720,827

Total Repurchase Agreement (Cost $720,827)		720,827

Total Investments (Cost $10,988,287) (C)		10,948,724
Net Other Assets (Liabilities) - 0.1%		11,091

Net Assets - 100.0%		$ 10,959,815

FUTURES CONTRACTS: (D)
Description	Type	Number of Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	Long	15	03/20/2015	$17,601

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Investment Company	$10,227,897	$—	$—	$10,227,897
Repurchase Agreement	—	720,827	—	720,827

Total Investments	$10,227,897	$720,827	$—	$10,948,724

Derivative Financial Instruments
Futures Contracts (F)	$17,601	$—	$—	$17,601

Total Derivative Financial Instruments	$17,601	$—	$—	$17,601

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(B)	Rate disclosed reflects the yield at December 31, 2014.
(C)	Aggregate cost for federal income tax purposes is $10,988,287. Aggregate gross unrealized depreciation for all securities is $39,563.
(D)	Cash in the amount of $69,000 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(F)	Derivative financial instrument valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Affiliated investments, at value (cost $10,267,460)	$10,227,897
Repurchase agreement, at value (cost $720,827)	720,827
Cash on deposit with broker	69,000
Receivables:
Shares sold	209,337
Due from adviser	7,021

Total assets	11,234,082

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	249,039
Distribution and service fees	1,458
Administration fees	146
Trustees fees	1
Audit and tax fees	4,610
Custody fees	788
Variation margin payable on derivative financial instruments	18,225

Total liabilities	274,267

Net assets	$10,959,815

Net assets consist of:
Capital stock ($0.01 par value)	$11,082
Additional paid-in capital	11,015,533
Accumulated net realized gain (loss)	(44,838)
Net unrealized appreciation (depreciation) on:
Affiliated investments	(39,563)
Futures contracts	17,601

Net assets	$10,959,815

Shares outstanding	1,108,200

Net asset value and offering price per share	$9.89

STATEMENT OF OPERATIONS

For the period ended December 31, 2014 (A)

Expenses:
Investment advisory fees	$1,721
Distribution and service fees	1,594
Administration fees	159
Transfer agent fees	3
Trustees fees	35
Audit and tax fees	4,611
Custody fees	1,957
Legal fees	11
Printing and shareholder reports fees	4,441
Other	184

Total expenses	14,716

Expenses (waived/reimbursed) recaptured	(10,891)

Net expenses	3,825

Net investment income (loss)	(3,825)

Net realized gain (loss) on:
Futures contracts	(44,838)

Net realized gain (loss)	(44,838)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(39,563)
Futures contracts	17,601

Net change in unrealized appreciation (depreciation)	(21,962)

Net realized and change in unrealized gain (loss)	(66,800)

Net increase (decrease) in net assets resulting from operations	$(70,625)

(A)	Commenced operations on November 10, 2014.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

December 31, 2014 (A)
From operations:
Net investment income (loss)	$(3,825)
Net realized gain (loss)	(44,838)
Net change in unrealized appreciation (depreciation)	(21,962)
Net increase (decrease) in net assets resulting from operations	(70,625)

Capital share transactions:
Proceeds from shares sold	11,030,574
Cost of shares redeemed	(134)
Net increase (decrease) in net assets resulting from capital share transactions	11,030,440
Net increase (decrease) in net assets	10,959,815

Net assets:
Beginning of period	—
End of period	$10,959,815
Undistributed (distributions in excess of) net investment income (loss)	$—

Capital share transactions - shares:
Shares issued	1,108,213
Shares redeemed	(13)
Net increase (decrease) in shares outstanding	1,108,200

(A)	Commenced operations on November 10, 2014.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period indicated:	Service Class
	December 31, 2014 (A)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income (loss) (B) (C)	(0.01)
Net realized and unrealized gain (loss)	(0.10)
Total investment operations	(0.11)
Net asset value, end of period	$9.89
Total return (D)	(1.10	)%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$10,960
Expenses to average net assets (F)
After (waiver/reimbursement) recapture	0.60	%(G)
Before (waiver/reimbursement) recapture	2.31	%(G)
Net investment income (loss) to average net assets (C)	(0.60	)%(G)
Portfolio turnover rate (H)	0	%(E)

(A)	Commenced operations on November 10, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Allocation Managed Risk – Growth VP (the “Portfolio”) commenced operations on November 10, 2014. The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.
Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the period, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Open futures contracts at December 31, 2014, if any, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is shown on the Statement of Assets and Liabilities.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out on the Statement of Operations.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $5 billion	0.27%
Over $5 billion up to $10 billion	0.26%
Over $10 billion	0.21%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.35%	November 10, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the period ended December 31, 2014, the amount waived/reimbursed by TAM was $10,891.

The following amounts are available for recapture by TAM as of December 31, 2014:

Amount Available	Year Reimbursed
$ 10,891	2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% of Service Class.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the period ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2014 were as follows:

Purchases of securities	Sales of securities
$ 10,267,460	$ —

NOTE 5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the period:

	Beginning number of positions at November 10, 2014	Ending number of positions at December 31, 2014	Average number of positions (A)
Futures contracts	—	1	1	(B)

(A)	Calculated based on positions held at each month end during the current period.
(B)	There were no open positions at the beginning and/or the end of the period, however the Portfolio periodically invested in this type of derivative instrument during the period.

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted for as hedging instruments	Equity Contracts	Total
Asset derivatives
Net unrealized appreciation on futures contracts (A) (B)	$17,601	$17,601
Total gross amount of assets (C)	$17,601	$17,601

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

Effect of Derivative Instruments in the Statement of Operations for the period ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Equity Contracts	Total
Net realized gain (loss) on:
Futures contracts	$(44,838)	$(44,838)
Net change in unrealized appreciation (depreciation) on:
Futures contracts	17,601	17,601
Total	$(27,237)	$(27,237)

NOTE 6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, futures contracts, net operating loss, and organizational costs.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to net operating losses and organizational costs. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(3,825)
Undistributed (distributions in excess of) net investment income (loss)	3,825
Accumulated net realized gain (loss)	—

At December 31, 2014, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 10,895	Short-Term Indefinitely
16,342	Long-Term Indefinitely

The Portfolio did not have any capital loss carryforwards utilized or expired during the period ended December 31, 2014.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 was as follows:

2014 Distributions paid from:
Ordinary Income	$—
Long-Term Capital Gain	—

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. (continued)

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$—
Undistributed Long-Term Capital Gain	—
Capital Loss Carryforwards	(27,237)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	(39,563)

NOTE 7. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica BlackRock Global Allocation Managed Risk - Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica BlackRock Global Allocation Managed Risk - Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statements of operations, changes in net assets, and the financial highlights for the period from November 10, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica BlackRock Global Allocation Managed Risk - Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period from November 10, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation Managed Risk - Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the period ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

TRANSAMERICA BLACKROCK GLOBAL ALLOCATION MANAGED RISK — BALANCED VP

TRANSAMERICA BLACKROCK GLOBAL ALLOCATION MANAGED RISK — GROWTH VP

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT APPROVAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”) held on July 16 & 17, 2014, the Board reviewed and considered the approval of a proposed mandate to establish Transamerica BlackRock Global Allocation Managed Risk — Balanced VP (the “Balanced Portfolio”) and Transamerica BlackRock Global Allocation Managed Risk — Growth VP (the “Growth Portfolio,” together with the Balanced Portfolio, the “New Series”) as new series of Transamerica Series Trust. The Board then reviewed and considered the proposed investment advisory agreement between each of Transamerica BlackRock Global Allocation Managed Risk — Balanced VP and Transamerica BlackRock Global Allocation Managed Risk — Growth VP and Transamerica Asset Management, Inc. (“TAM”), and the proposed sub-advisory agreement with Milliman Financial Risk Management LLC (“Milliman”) for each of the Balanced Portfolio and Growth Portfolio to determine whether each such agreement should be approved for an initial two-year period.

The Board then reviewed and considered the proposed investment advisory and sub-advisory agreements for the funds to determine whether each such agreement should be approved for an initial two-year period. Following its review and consideration, the Board, including the Independent Board Members, unanimously approved the advisory and sub-advisory agreements. In reaching their decision the Board Members requested and obtained from TAM and Milliman such information as they deemed reasonably necessary to evaluate the proposed agreements. In considering the proposed approval of the investment advisory and sub-advisory agreements, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. The Board Members based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions and each Board Member may have attributed different weights to the various factors:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature, extent and quality of the services expected to be provided by TAM and Milliman. The Board considered the proposed investment approach for each of the New Series; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM and Milliman; TAM’s management oversight process; and the professional qualifications of the portfolio management team of Milliman. The Board also considered the services to be provided by TAM for the portion of the management fee it will retain after payment of the sub-advisory fee for the New Series. The Board noted that these services include not only the services TAM provides to all Transamerica mutual funds in the form of oversight of the services provided by the funds’ administrator, custodian, transfer agent, independent accountant and legal counsel and supervision of the performance of recordkeeping shareholder relations functions of the funds, but also the “manager of managers” services TAM provides to sub-advised funds in the form of selection and oversight of the sub-adviser. Based on these and other considerations, the Board Members determined that TAM and Milliman can provide investment and related services that are appropriate in scope and extent in light of the New Series’ operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the New Series. The New Series are not yet in existence and therefore have no historical performance for the Board to review. However, the Board Members considered back-tested performance results of the strategy, which show how each New Series would have performed if it had been operating in the past. The back-tested results show that the performance of the Balanced Fund compared favorably to its primary benchmark and peer group for the 1- and 10- year periods, and that the Growth Fund compared favorably to its primary benchmark and peer group for the 1- and 10- year periods, respectively. The New Series also exhibited lower risk and risk-adjusted returns over the 1- and 10- year periods. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and Milliman, the Board Members concluded that TAM and Milliman are capable of generating a level of investment performance that is appropriate in light of the New Series’ proposed investment objectives, policies and strategies.

Management fees and total expense ratios. The Board considered the proposed management fees and anticipated total expense ratios of each New Series, including information comparing the management fee and total expense ratio of each New Series to the management fees and total expense ratios of other investment companies in Lipper and Morningstar peer universes. The Board also considered the fee to be charged by Milliman for sub-advisory services as well as the portion of each New Series’ management fee to be retained by TAM following payment of the sub-advisory fee. The Board Members noted that in total, the advisory fees of each New Series are below the Lipper and Morningstar peer group medians and the total expenses incurred by shareholders for each New Series are below the Lipper peer group median and above the Morningstar peer group median. The Board also noted that TAM proposed to enter into an expense limitation arrangement with each New Series, which may result in TAM waiving fees for the benefit of shareholders. On the basis of these and other considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and Milliman under the investment advisory and sub-advisory agreements are reasonable in light of the services to be provided.

Transamerica Series Trust	Annual Report 2014

TRANSAMERICA BLACKROCK GLOBAL ALLOCATION MANAGED RISK — BALANCED VP

TRANSAMERICA BLACKROCK GLOBAL ALLOCATION MANAGED RISK — GROWTH VP

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT APPROVAL (continued)

(unaudited)

The cost of advisory services provided and the level of profitability. The New Series were not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review. However, the Board reviewed projected profitability information regarding TAM’s costs of procuring portfolio management services as well as the costs of providing administration, transfer agency and other services to the New Series by TAM and its affiliates. The Board also noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and Milliman. As a result, the Board considered profitability information for TAM and its affiliates with respect to each New Series. Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with each New Series was not anticipated to be excessive.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the New Series grow. In evaluating the extent to which the management fees payable under the new investment advisory and sub-advisory agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TAM’s and Milliman’s pricing schedules and the proposed advisory and sub-advisory fee breakpoints, as detailed in the materials provided to the Board, and noted each fee breakpoint with respect to the various asset levels to be achieved by the New Series. The Board also noted that TAM had negotiated with Milliman to have the assets of the New Series aggregated to reach breakpoints in the sub-advisory fee schedules. The Board concluded that the proposed fees and breakpoints may benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for the New Series. The Board Members also noted that, in the future, they would have the opportunity to periodically reexamine whether the New Series have achieved economies of scale and the appropriateness of management fees payable to TAM and fees payable by TAM to Milliman.

Benefits to TAM, its affiliates, or Milliman from their relationship with the Fund. The Board considered any other benefits derived by TAM, its affiliates, and Milliman from their relationships with the New Series. The Board Members noted that TAM would not realize soft dollar benefits from its relationships with the New Series, and that Milliman may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Other considerations. The Board considered the investment objective of each New Series and its investment strategy and noted that TAM believes that the New Series would enhance TST’s product line-up. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage each New Series in a professional manner that is consistent with the best interests of each New Series and its respective shareholders. In this regard, the Board Members favorably considered TAM’s procedures and policies to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of Milliman. The Board Members also noted that TAM has made a significant entrepreneurial commitment to the management and success of the New Series.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

(unaudited)

MARKET ENVIRONMENT

U.S. equity markets outperformed most international equity markets for the year, while fixed income markets offered modest gains. Global equity markets started out on a negative note: Slowing growth in China, softer economic data in the U.S. and expectations that the U.S. Federal Reserve would soon end its stimulus efforts all weighed on investors. Stocks recovered quickly, however, with new data showing that growth in the U.S. remained strong and the European Central Bank exhibiting a willingness to act to combat low inflation in the Eurozone.

Market volatility increased through the year due in part to geopolitical crises, particularly the Russia-Ukraine conflict and the ground war in Gaza. Signs of a stronger U.S. economic recovery and flagging global growth helped support strength in the U.S. dollar. The appreciating dollar put pressure on commodity prices, particularly oil, later in the period. It also led many foreign equity markets to underperform in U.S. dollar terms, despite posting gains in local currency terms. Concerns around weak global growth, along with the strong U.S. currency, drove investors to seek safety in U.S. Treasuries later in the period, bidding up prices on those securities and driving down interest rates.

PERFORMANCE

For the year ended December 31, 2014, Transamerica BlackRock Global Allocation VP, Service Class returned 1.74%. By comparison, its primary and secondary benchmarks, the FTSE World Index and the Transamerica BlackRock Global Allocation VP Blended Benchmark, returned 4.77% and 4.17%, respectively.

STRATEGY REVIEW

The commentary below reflects the positioning and performance of the Portfolio for the year ended December 31, 2014. Prior to May 1, 2014, the Portfolio was structured as a master feeder in which it was invested in one underlying security, the BlackRock Global Allocation Variable Series Fund. On May 2, 2014, the Portfolio was launched as a sub-advised account and managed under the same investment mandate as the BlackRock Global Allocation Variable Series Fund.

Within equities, stock selection and an underweight in the U.S., as well as stock selection in Canada and Europe, notably France and Germany, detracted from performance. Stock selection and an overweight in Japan contributed to performance. From a sector perspective, stock selection and an overweight in materials and industrials as well as stock selection in information technology and financials weighed on returns. An overweight and stock selection in healthcare was additive. An underweight in fixed income added to returns. Within fixed income, an underweight in Japanese government bonds as well as an overweight in emerging market sovereign bonds contributed to performance. An overweight in gold-related securities detracted. An overweight in cash equivalents negatively impacted performance. From a currency perspective, an overweight in the U.S. dollar positively impacted performance.

During the year, the Portfolio’s overall equity allocation decreased from 63% to 56% of net assets. Within equities, the Portfolio decreased exposure to the U.S. and Europe and increased exposure to Japan. From a sector perspective, the Portfolio decreased exposure to financials, industrials, consumer staples, information technology, consumer discretionary, materials, energy, and telecom services. The Portfolio’s overall allocation to fixed income increased from 20% to 24% of net assets. Within fixed income, the Portfolio increased exposure to corporate and government bonds. Within government bonds, the Portfolio increased its exposure in Mexico, Australia, and Poland and decreased its exposure to European sovereign bonds. Reflecting the above changes, the Portfolio’s cash and cash equivalent holdings increased from 17% to 20% of net assets. During the year, the Portfolio’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the Portfolio’s cash position helped keep overall portfolio duration (sensitivity to interest rate movements) low.

Compared to its reference benchmark, the Portfolio was underweight equities, significantly underweight fixed income, and overweight cash equivalents. Within the equity segment, the Portfolio was overweight Japan and underweight the U.S. Within Europe, the Portfolio was overweight France, and the Netherlands, and underweight the U.K. and Spain. On a sector basis, the Portfolio was overweight materials, healthcare, industrials, and energy, and underweight consumer staples, financials, consumer discretionary, information technology, and telecom services. Within fixed income, the Portfolio was underweight US Treasuries, European sovereign debt, and Japanese government bonds, and overweight government bonds in Australia, Mexico, Brazil, and Poland. In addition, the Portfolio was overweight corporate and convertible bonds. As for currency exposure, relative to its benchmark, the Portfolio was overweight the U.S. dollar, Mexican peso, Singapore dollar, Brazilian real, along with smaller overweight positions in select emerging Asian currencies. The Portfolio was underweight the euro, Japanese yen, the Canadian dollar, the Korean won, and the Taiwan dollar.

The Portfolio may use derivatives to seek to increase the return of the Portfolio and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The Portfolio may invest in

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

(unaudited)

STRATEGY REVIEW (continued)

securities that provide a return based on fluctuations in a stock or other financial index. The Portfolio may invest in U.S. and foreign cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments.

Over the year the Portfolio used derivatives. These positions positively contributed to performance.

Dennis Stattman, CFA

Dan Chamby, CFA

Aldo Roldan

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Service Class	1.74%	6.21%	9.16%	05/01/2009
FTSE World Index (A) (B)	4.77%	10.00%	14.65%
Transamerica BlackRock Global Allocation VP Blended Benchmark (A) (B) (C) (D) (E)	4.17%	7.99%	10.65%
Initial Class	2.09%	N/A	4.31%	05/01/2011

(A) The Transamerica Global Allocation VP Blended Benchmark is composed of the following benchmarks: S&P 500® 36%, FTSE World Index, 24%, Bank of America Merrill Lynch U.S. Treasury Current 5-Year Index, 24% and Citigroup Non-U.S. Dollar World Government Bond Index, 16%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

(B) The FTSE World Index is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets.

(C) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(D) The Bank of America Merrill Lynch U.S. Treasury Current 5-Year Index is a one security index comprised of the most recently issued 5-year U.S. treasury note.

(E) The Citigroup Non-U.S. Dollar World Government Bond Index measures the performance of fixed-rate, local currency, investment grade sovereign bonds issued by governments outside the U.S, and is comprised of sovereign debt from 22 countries that is denominated in a variety of currencies.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$985.90	$4.00	$1,021.20	$4.08	0.80%
Service Class	1,000.00	985.20	5.35	1,019.80	5.45	1.07

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	54.7%
Short-Term U.S. Government Obligations	17.7
Foreign Government Obligations	7.4
U.S. Government Obligations	5.9
Securities Lending Collateral	5.8
Corporate Debt Securities	4.8
Convertible Bonds	2.5
Short-Term Foreign Government Obligations	2.1
Purchased Options	1.2
Preferred Stocks	1.0
Loan Assignments	1.0
Convertible Preferred Stocks	0.8
Investment Companies	0.7
U.S. Government Agency Obligation	0.1
Master Limited Partnerships	0.1
Purchased Swaptions	0.1
Repurchase Agreement	0.1
Purchased Foreign Exchange Options	0.1
Warrants	0.0 *
Right	0.0 *
Net Other Assets (Liabilities) ^	(6.1)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, securities sold short, TBA short commitments, and cash collateral.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS

At December 31, 2014

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 5.9%
United States - 5.9%
U.S. Treasury Note
0.25%, 03/31/2015 - 07/31/2015	$ 11,188,700	$ 11,194,055
1.25%, 10/31/2018	7,395,800	7,347,846
1.63%, 07/31/2019	9,592,000	9,606,983
1.63%, 08/31/2019 (A)	7,925,400	7,934,070
2.00%, 05/31/2021	13,676,900	13,745,285
2.25%, 04/30/2021	10,468,800	10,683,902
2.25%, 11/15/2024 (A)	9,884,100	9,950,511
2.38%, 08/15/2024	12,422,500	12,652,515

Total U.S. Government Obligations (Cost $82,492,172)		83,115,167

U.S. GOVERNMENT AGENCY OBLIGATION - 0.1%
United States - 0.1%
Federal National Mortgage Association 3.00%, TBA	1,386,400	1,402,430

Total U.S. Government Agency Obligation (Cost $1,387,050)		1,402,430

FOREIGN GOVERNMENT OBLIGATIONS - 7.4%
Argentina - 0.3%
Argentina Bonar Bonds
8.75%, 05/07/2024	1,806,183	1,737,761
Series X
7.00%, 04/17/2017	2,760,784	2,650,353
Provincia de Buenos Aires
10.88%, 01/26/2021, Reg S (B)	329,000	299,390

		4,687,504

Australia - 1.8%
Australia Government Bond
2.75%, 10/21/2019	AUD 18,649,000	15,558,165
5.25%, 03/15/2019 (A)	10,517,000	9,635,639

		25,193,804

Brazil - 1.0%
Brazil Notas do Tesouro Nacional
Series B
6.00%, 05/15/2023	BRL 7,340,000	6,887,968
Series F
10.00%, 01/01/2017 - 01/01/2025	18,475,000	6,293,901
Brazilian Government International Bond
4.88%, 01/22/2021	$ 546,000	580,125

		13,761,994

Colombia - 0.0% (C)
Colombia Government International Bond
7.38%, 01/27/2017	493,000	545,997

Hungary - 0.1%
Hungary Government International Bond
4.13%, 02/19/2018	966,000	1,001,819
4.75%, 02/03/2015	331,000	331,775

		1,333,594

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Indonesia - 0.3%
Indonesia Treasury Bond
7.88%, 04/15/2019	IDR 44,178,000,000	$ 3,589,351
8.38%, 03/15/2024	11,142,000,000	933,373

		4,522,724

Korea, Republic of - 0.0% (C)
Export-Import Bank of Korea
2.88%, 09/17/2018	$ 418,000	428,971

Mexico - 1.6%
Mexican Bonos
10.00%, 12/05/2024	MXN 174,275,900	15,471,696
Series M
8.00%, 12/07/2023	88,678,700	6,907,799

		22,379,495

New Zealand - 0.3%
New Zealand Government Bond
5.00%, 03/15/2019, Reg S	NZD 4,105,000	3,380,527

Poland - 0.7%
Poland Government Bond
5.25%, 10/25/2020	PLN 13,763,000	4,518,927
5.75%, 10/25/2021	15,685,000	5,380,360

		9,899,287

Turkey - 0.0% (C)
Turkey Government International Bond
6.75%, 04/03/2018	$ 288,000	320,400

United Kingdom - 1.3%
U.K. Gilt
2.25%, 09/07/2023, Reg S (B)	GBP 11,089,448	18,110,202

Total Foreign Government Obligations (Cost $112,666,631)		104,564,499

CORPORATE DEBT SECURITIES - 4.8%
Argentina - 0.1%
Empresa Distribuidora Y Comercializadora Norte
9.75%, 10/25/2022, 144A	$ 154,000	107,646
YPF SA
8.75%, 04/04/2024, 144A	593,000	602,636
8.88%, 12/19/2018, 144A	848,000	876,917

		1,587,199

Australia - 0.1%
TFS Corp., Ltd.
11.00%, 07/15/2018, 144A	1,157,000	1,256,791

Canada - 0.0% (C)
Viterra, Inc.
5.95%, 08/01/2020, 144A	292,000	322,386

Cayman Islands - 0.3%
Alibaba Group Holding, Ltd.
3.13%, 11/28/2021, 144A	760,000	750,863
3.60%, 11/28/2024, 144A (A)	1,250,000	1,239,805
Hutchison Whampoa International 11, Ltd.
3.50%, 01/13/2017, 144A	656,000	679,655
Odebrecht Finance, Ltd.
4.38%, 04/25/2025, 144A	679,000	582,243

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Cayman Islands (continued)
Sun Hung KAI Properties Capital Market, Ltd.
Series MTN
4.50%, 02/14/2022, Reg S (B)	$ 475,000	$ 505,451

		3,758,017

Chile - 0.1%
Banco Santander Chile
2.11%, 06/07/2018, 144A (D)	1,022,000	1,034,775
Inversiones Alsacia SA
8.00%, 12/31/2018, 144A (E)	760,279	547,401

		1,582,176

Colombia - 0.0% (C)
Colombia Telecomunicaciones SA ESP
5.38%, 09/27/2022, 144A	332,000	323,700

France - 0.1%
BNP Paribas SA
Series MTN
2.40%, 12/12/2018	2,149,000	2,169,461

Germany - 0.0% (C)
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH
5.50%, 01/15/2023, 144A	302,000	315,590

Guernsey, Channel Islands - 0.1%
Credit Suisse Group Guernsey I, Ltd.
7.88%, 02/24/2041, Reg S (B) (D)	673,000	713,380

India - 0.1%
State Bank of India
3.62%, 04/17/2019, 144A	984,000	997,850

Italy - 0.2%
Intesa Sanpaolo SpA
3.88%, 01/16/2018 - 01/15/2019	2,260,000	2,342,097
Telecom Italia SpA
5.30%, 05/30/2024, 144A	966,000	978,075

		3,320,172

Japan - 0.1%
Sumitomo Mitsui Banking Corp.
2.45%, 01/10/2019 (A)	866,000	869,920

Jersey, Channel Islands - 0.1%
Dana Gas Sukuk, Ltd.
9.00%, 10/31/2017, 144A	888,250	799,425

Luxembourg - 0.1%
Intelsat Jackson Holdings SA
7.50%, 04/01/2021	895,000	957,650
Petrobras International Finance Co. SA
5.38%, 01/27/2021	444,000	411,397

		1,369,047

Mexico - 0.1%
Trust F/1401
5.25%, 12/15/2024, 144A	843,000	868,374

Netherlands - 0.3%
Constellium NV
7.00%, 01/15/2023, 144A	EUR 487,000	564,986
8.00%, 01/15/2023, 144A	$ 250,000	248,750

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Netherlands (continued)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.95%, 11/09/2022	$ 353,000	$ 359,576
Petrobras Global Finance BV
2.37%, 01/15/2019 (D)	2,053,000	1,821,175
6.25%, 03/17/2024	966,000	919,188

		3,913,675

Singapore - 0.0% (C)
Bumi Investment Pte, Ltd.
10.75%, 10/06/2017, 144A (F)	449,000	99,902

Switzerland - 0.0% (C)
UBS AG
Series MTN
2.38%, 08/14/2019	692,000	691,959

United Kingdom - 0.4%
BAT International Finance PLC
2.13%, 06/07/2017, 144A	647,000	653,013
HSBC Holdings PLC
6.38%, 09/17/2024 (A) (D) (G)	2,275,000	2,297,750
Lloyds Bank PLC
2.30%, 11/27/2018	254,000	256,399
Series MTN
13.00%, 01/22/2029 (D) (G)	GBP 1,189,000	3,156,847

		6,364,009

United States - 2.6%
Ally Financial, Inc.
2.75%, 01/30/2017	$ 1,087,000	1,083,609
3.50%, 01/27/2019	691,000	682,708
American Tower Corp.
3.40%, 02/15/2019	296,000	301,274
Anheuser-Busch InBev Worldwide, Inc.
1.38%, 07/15/2017	469,000	468,584
AT&T, Inc.
2.38%, 11/27/2018	1,909,000	1,923,787
Banco Del Estado De Chile
2.03%, 04/02/2015	789,000	791,765
Bank of America Corp.
2.00%, 01/11/2018	1,019,000	1,018,226
2.60%, 01/15/2019	688,000	693,350
Series MTN
1.32%, 03/22/2018 (D)	551,000	555,026
6.88%, 04/25/2018	691,000	793,669
Best Buy Co., Inc.
5.00%, 08/01/2018	643,000	665,103
Cablevision Systems Corp.
5.88%, 09/15/2022 (A)	416,000	421,200
Capital One Bank USA NA
2.15%, 11/21/2018	726,000	722,210
Chesapeake Energy Corp.
3.48%, 04/15/2019 (D)	700,000	686,000
CIT Group, Inc.
4.75%, 02/15/2015, 144A	752,000	752,564
Citigroup, Inc.
5.95%, 01/30/2023 (D) (G)	534,000	525,990
Crown Cork & Seal Co., Inc.
7.50%, 12/15/2096	38,000	35,720

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Deutsche Bank Capital Funding Trust VII
5.63%, 01/19/2016, 144A (D) (G)	$ 149,000	$ 151,697
Ford Motor Credit Co. LLC
1.72%, 12/06/2017	1,977,000	1,956,568
2.38%, 01/16/2018	694,000	698,022
5.00%, 05/15/2018	884,000	960,508
Forest Laboratories, Inc.
4.38%, 02/01/2019, 144A	904,000	954,958
5.00%, 12/15/2021, 144A	619,000	670,269
General Electric Capital Corp.
6.25%, 12/15/2022 (D) (G)	1,100,000	1,197,625
Series MTN
5.55%, 05/04/2020	519,000	596,475
6.38%, 11/15/2067 (D)	800,000	858,000
General Motors Financial Co., Inc.
3.50%, 07/10/2019	1,070,000	1,092,601
Goldman Sachs Group, Inc.
5.70%, 05/10/2019 (D) (G)	1,228,000	1,242,122
HSBC USA, Inc.
1.63%, 01/16/2018	705,000	702,285
Hughes Satellite Systems Corp.
7.63%, 06/15/2021	192,000	211,200
Hyundai Capital America
2.13%, 10/02/2017, 144A	396,000	397,931
JPMorgan Chase & Co.
5.15%, 05/01/2023 (D) (G)	1,360,000	1,281,120
6.13%, 06/27/2017	514,000	567,168
Series X
6.10%, 10/01/2024 (D) (G)	2,765,000	2,758,087
Medtronic, Inc.
3.15%, 03/15/2022, 144A	1,485,000	1,503,824
Morgan Stanley
5.45%, 07/15/2019 (D) (G)	905,000	906,629
Series MTN
7.30%, 05/13/2019	402,000	476,831
Mylan, Inc.
2.55%, 03/28/2019	956,000	952,329
NBCUniversal Enterprise, Inc.
5.25%, 03/19/2021, 144A (G)	611,000	633,912
Reliance Holding USA, Inc.
4.50%, 10/19/2020, 144A	493,000	515,159
5.40%, 02/14/2022, 144A	250,000	270,827
Sabine Pass Liquefaction LLC
5.63%, 04/15/2023	511,000	499,502
SunGard Data Systems, Inc.
7.38%, 11/15/2018	278,000	289,120
Synchrony Financial
3.75%, 08/15/2021	700,000	715,042
USB Capital IX
3.50%, 02/02/2015 (D) (G)	956,000	769,580
Xerox Corp.
6.35%, 05/15/2018 (A)	400,000	452,288

		36,402,464

Total Corporate Debt Securities (Cost $68,842,382)		67,725,497

	Principal	Value
CONVERTIBLE BONDS - 2.5%
Cayman Islands - 0.0% (C)
SINA Corp.
1.00%, 12/01/2018	$ 663,000	$ 611,203

India - 0.2%
REI Agro, Ltd.
5.50%, 11/13/2014, Reg S (B) (E) (F)	259,000	144,716
5.50%, 11/13/2014, 144A (E) (F)	697,000	389,449
Suzlon Energy, Ltd.
3.25%, 07/16/2019, 144A (H)	2,034,000	1,667,880

		2,202,045

Jersey, Channel Islands - 0.1%
Dana Gas Sukuk, Ltd.
7.00%, 10/31/2017, 144A	2,208,000	1,943,040

Luxembourg - 0.1%
Telecom Italia Finance SA
6.13%, 11/15/2016, 144A (I)	EUR 900,000	1,276,361
6.13%, 11/15/2016, Reg S (B)	100,000	141,818

		1,418,179

Netherlands - 0.3%
Bio City Development Co. BV
8.00%, 07/06/2018, 144A (E) (F) (I)	$ 2,400,000	1,284,720
Volkswagen International Finance NV
5.50%, 11/09/2015, 144A	EUR 1,600,000	2,141,305

		3,426,025

Singapore - 0.4%
CapitaLand, Ltd.
1.95%, 10/17/2023, 144A	SGD 1,250,000	954,733
2.10%, 11/15/2016, Reg S (B)	1,500,000	1,132,374
2.95%, 06/20/2022, Reg S (B)	2,750,000	2,080,380
Olam International, Ltd.
6.00%, 10/15/2016, Reg S (B)	$ 1,100,000	1,160,500

		5,327,987

Spain - 0.2%
Telefonica Participaciones SAU
4.90%, 09/25/2017	EUR 1,500,000	1,825,058
Telefonica SA
6.00%, 07/14/2017 (B) (I)	500,000	622,293

		2,447,351

United States - 1.2%
Anthem, Inc.
2.75%, 10/15/2042	$ 825,000	1,420,031
BioMarin Pharmaceutical, Inc.
0.75%, 10/15/2018 (A)	240,000	282,150
1.50%, 10/15/2020 (A)	260,000	318,663
Brookdale Senior Living, Inc.
2.75%, 06/15/2018	135,000	183,853
Cobalt International Energy, Inc.
2.63%, 12/01/2019	1,667,000	1,006,451
3.13%, 05/15/2024 (A)	2,054,000	1,380,031
Cubist Pharmaceuticals, Inc.
2.50%, 11/01/2017	440,000	1,524,325
Delta Topco, Ltd.
10.00%, 11/24/2060 (B) (E) (I)	1,284,140	1,290,896
Forest City Enterprises, Inc.
4.25%, 08/15/2018	750,000	855,937

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CONVERTIBLE BONDS (continued)
United States (continued)
Gilead Sciences, Inc.
Series D
1.63%, 05/01/2016	$ 576,000	$ 2,383,920
Intel Corp.
3.25%, 08/01/2039	427,000	742,446
Mylan, Inc.
3.75%, 09/15/2015	747,000	3,157,009
salesforce.com, Inc.
0.25%, 04/01/2018 (A)	765,000	871,622
Take-Two Interactive Software, Inc.
1.75%, 12/01/2016	754,000	1,140,425
Twitter, Inc.
1.00%, 09/15/2021, 144A	650,000	566,313

		17,124,072

Total Convertible Bonds (Cost $35,511,713)		34,499,902

LOAN ASSIGNMENTS - 1.0%
Germany - 0.1%
Deutsche Raststatten Gruppe IV GmbH, Term Loan A 3.33%, 12/10/2018	EUR 611,780	734,424
Deutsche Raststatten Gruppe IV GmbH, Term Loan B 3.58%, 12/10/2019	246,680	297,500

		1,031,924

Luxembourg - 0.0% (C)
Mallinckrodt International Finance SA, Term Loan B 3.25%, 03/19/2021	$ 327,019	319,525

Marshall Islands - 0.1%
Drillships Financing Holding, Inc., Term Loan B1 6.00%, 03/31/2021	642,756	507,777
Drillships Ocean Ventures, Inc., Term Loan B 5.50%, 07/25/2021	751,148	603,735

		1,111,512

United States - 0.8%
Charter Communications Operating LLC, Term Loan G 4.25%, 09/12/2021	891,000	894,341
Fieldwood Energy LLC, 2nd Lien Term Loan 8.38%, 09/30/2020	904,280	656,507
Grifols Worldwide Operations USA, Inc., Term Loan B 3.17%, 02/27/2021	2,760,794	2,719,382
Hilton Worldwide Finance LLC, Term Loan B2 3.50%, 10/26/2020	2,907,926	2,867,942
Obsidian Natural Gas Trust, Term Loan 7.00%, 11/02/2015 (E)	311,397	306,726
Seadrill Partners Finance Co. LLC, Term Loan B 4.00%, 02/21/2021	1,640,681	1,268,246

	Principal	Value
LOAN ASSIGNMENTS (continued)
United States (continued)
Sheridan Investment Partners II, LP, Term Loan A 4.25%, 12/16/2020 (E)	$ 190,332	$ 151,314
Sheridan Investment Partners II, LP, Term Loan B 4.25%, 12/16/2020 (E)	1,368,801	1,088,197
Sheridan Investment Partners II, LP, Term Loan M 4.25%, 12/16/2020 (E)	70,916	56,378
Univision Communications, Inc., Term Loan C4 4.00%, 03/01/2020	2,118,753	2,067,903

		12,076,936

Total Loan Assignments (Cost $16,000,821)		14,539,897

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 17.7%
United States - 17.7%
U.S. Treasury Bill
0.00%, 01/02/2015 (J) (K)	2,540,000	2,540,000
0.00%, 02/05/2015 (J)	3,810,000	3,809,993
0.01%, 01/15/2015 (A) (J)	2,257,000	2,256,991
0.01%, 02/19/2015 (J)	46,102,000	46,100,094
0.02%, 02/12/2015 - 03/12/2015 (J)	55,600,000	55,598,240
0.03%, 03/26/2015 - 04/16/2015 (J)	102,000,000	101,991,606
0.04%, 04/02/2015 (J)	3,000,000	2,999,735
0.05%, 02/26/2015 - 03/19/2015 (J)	7,600,000	7,599,436
0.06%, 05/14/2015 - 05/21/2015 (J)	19,500,000	19,495,591
0.08%, 06/18/2015 (J)	1,000,000	999,617
0.09%, 06/04/2015 (A) (J)	6,000,000	5,997,818

Total Short-Term U.S. Government Obligations (Cost $249,389,121)		249,389,121

SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 2.1%
Japan - 0.6%
Japan Treasury Discount Bill 0.00%, 01/08/2015 - 03/23/2015 (J) (K)	JPY 970,000,000	8,098,394

Mexico - 1.5%
Mexico Cetes
2.99%, 01/22/2015 - 02/19/2015 (J)	MXN 79,502,540	5,374,722
3.00%, 03/05/2015 (J)	34,574,790	2,331,505
3.01%, 04/30/2015 (J)	27,609,640	1,853,233
3.02%, 04/16/2015 (J)	20,973,000	1,409,302
3.03%, 06/11/2015 (J)	41,946,000	2,805,601
3.06%, 05/28/2015 (J)	41,804,910	2,799,040
3.07%, 03/19/2015 (J)	41,255,370	2,778,663
3.08%, 04/01/2015 (J)	27,628,970	1,858,634

		21,210,700

Total Short-Term Foreign Government Obligations (Cost $31,231,945)		29,309,094

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.8%
Germany - 0.2%
Volkswagen AG 2.21%	15,161	3,369,614

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
CONVERTIBLE PREFERRED STOCKS (continued)
United States - 0.6%
American Tower Corp. Series A, 5.25%	5,505	$ 632,855
Cliffs Natural Resources, Inc. 7.00%	20,920	140,164
Crown Castle International Corp. Series A, 4.50%	16,190	1,667,408
Dominion Resources, Inc. 6.38%	13,500	702,135
Forestar Group, Inc. 6.00%	26,350	540,965
Health Care REIT, Inc. Series I, 6.50%	23,594	1,553,665
NextEra Energy, Inc. 5.60%	18,136	1,243,223
Stanley Black & Decker, Inc. 6.25% (A) (L)	3,792	446,470
United Technologies Corp. 7.50% (A)	9,419	577,667
Wells Fargo & Co. Series L, 7.50%	452	545,112

		8,049,664

Total Convertible Preferred Stocks (Cost $12,033,830)		11,419,278

PREFERRED STOCKS - 1.0%
Brazil - 0.1%
Cia Brasileira de Distribuicao 1.04%	20,407	757,182
Itau Unibanco Holding SA 2.71%	70,545	918,237

		1,675,419

Korea, Republic of - 0.0% (C)
Samsung Electronics Co., Ltd. 1.40%	322	302,864

United Kingdom - 0.2%
HSBC Holdings PLC Series 2, 8.00%	29,766	790,883
Royal Bank of Scotland Group PLC
Series M, 6.40% (A)	21,475	529,573
Series Q, 6.75%	17,733	449,531
Series T, 7.25%	25,538	650,964

		2,420,951

United States - 0.7%
Citigroup Capital XIII 7.88% (D)	48,688	1,294,127
Federal National Mortgage Association Series S, 8.25% (D) (L)	78,113	302,297
GMAC Capital Trust I Series 2, 8.13% (D)	59,188	1,561,379
Palantir Technologies, Inc. 0.00% (B) (E) (I)	212,750	1,304,158
RBS Capital Funding Trust V Series E, 5.90%	40,922	994,405
RBS Capital Funding Trust VII Series G, 6.08%	51,132	1,247,109
Uber Technologies, Inc. 0.00% (B) (E) (I)	129,064	2,341,857

	Shares	Value
PREFERRED STOCKS (continued)
United States (continued)
US Bancorp
Series F, 6.50% (A) (D)	27,000	$ 795,150
Series G, 6.00% (D)	12,787	346,783

		10,187,265

Total Preferred Stocks (Cost $15,103,141)		14,586,499

COMMON STOCKS - 54.7%
Australia - 0.4%
BHP Billiton PLC	73,102	1,566,674
Commonwealth Bank of Australia	19,919	1,383,947
Healthscope, Ltd. (L)	790,685	1,746,820
Mesoblast, Ltd. (A) (L)	115,614	410,873
Westpac Banking Corp.	32,128	864,107

		5,972,421

Belgium - 0.1%
Anheuser-Busch InBev NV	5,018	564,732
RHJ International SA (A) (L)	68,889	384,286

		949,018

Bermuda - 0.0% (C)
Axis Capital Holdings, Ltd.	4,278	218,563

Brazil - 0.4%
BR Malls Participacoes SA	139,122	859,896
Cosan, Ltd., Class A	108,068	837,527
Cyrela Brazil Realty SA Empreendimentos e Participacoes, Class A	58,004	241,338
Hypermarcas SA (L)	148,084	927,544
MRV Engenharia e Participacoes SA	76,488	217,257
Oi SA, ADR (L)	45,845	146,245
Petroleo Brasileiro SA, ADR (L)	129,849	947,898
Qualicorp SA (L)	79,290	829,231
SLC Agricola SA	51,668	274,065

		5,281,001

Canada - 1.5%
Athabasca Oil Corp., Class A (A) (L)	210,475	469,212
Barrick Gold Corp.	117,888	1,267,296
Cameco Corp., Class A (A)	111,216	1,825,054
Canadian National Railway Co.	29,811	2,054,276
Catamaran Corp. (L)	24,196	1,252,143
Eldorado Gold Corp., Class A	111,896	681,893
First Quantum Minerals, Ltd.	248,686	3,534,004
Goldcorp, Inc.	140,471	2,601,523
lululemon athletica, Inc. (L)	16,292	908,931
Platinum Group Metals, Ltd. (L)	608,341	287,991
Potash Corp. of Saskatchewan, Inc.	16,912	597,845
Suncor Energy, Inc.	8,100	257,418
Talisman Energy, Inc.	59,476	465,697
Toronto-Dominion Bank	24,486	1,169,924
TransCanada Corp. (A)	86,158	4,234,482

		21,607,689

China - 0.3%
Dongfeng Motor Group Co., Ltd., Class H	200,000	279,255
Haitian International Holdings, Ltd., Series B	288,000	605,093
Mindray Medical International, Ltd., ADR	33,788	892,003
SINA Corp. (A) (L)	52,467	1,962,790

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
China (continued)
Sinopharm Group Co., Ltd., Class H (A)	177,600	$ 626,086
Zhongsheng Group Holdings, Ltd.	390,500	351,372

		4,716,599

Cocos (Keeling) Islands - 0.0% (C)
Ocean RIG UDW, Inc.	32,519	301,776

Denmark - 0.0% (C)
TDC A/S, Class B	41,700	318,042

France - 2.8%
Airbus Group NV	69,164	3,419,330
Arkema SA	16,377	1,083,123
AtoS	26,193	2,081,176
AXA SA	83,538	1,924,969
BNP Paribas SA	53,256	3,143,918
Bouygues SA, Class A	8,850	319,557
Cie de St-Gobain	30,640	1,297,935
Danone SA	11,202	732,365
GDF Suez	77,496	1,807,131
Hermes International	2	712
L’Oreal SA	4,527	757,692
LVMH Moet Hennessy Louis Vuitton SA	7,900	1,251,373
Orange SA	37,704	641,221
Remy Cointreau SA (A)	17,508	1,168,124
Safran SA	71,723	4,424,947
Sanofi	47,163	4,299,872
Sanofi, ADR	12,482	569,304
Schneider Electric SE	27,770	2,021,649
Societe Generale SA	14,596	610,845
Total SA, ADR	74,816	3,830,579
Total SA	37,102	1,900,810
UBISOFT Entertainment (L)	42,838	780,956
Worldline SA, 144A (L)	96,389	1,862,804

		39,930,392

Germany - 1.3%
Allianz SE, Class A	9,490	1,571,792
BASF SE, Class R	6,396	536,502
Bayerische Motoren Werke AG	13,187	1,423,117
Beiersdorf AG	19,209	1,559,655
Deutsche Bank AG	64,771	1,939,525
Deutsche Boerse AG	10,260	729,095
Deutsche Post AG	22,341	725,232
Deutsche Telekom AG	76,024	1,216,409
Fresenius SE & Co. KGaA	10,520	546,977
Infineon Technologies AG	21,997	232,769
Linde AG	5,960	1,097,846
RWE AG	14,568	449,636
SAP SE	18,280	1,276,463
Siemens AG, Class A	45,497	5,104,940
Volkswagen AG	512	111,004

		18,520,962

Hong Kong - 0.9%
AIA Group, Ltd.	231,800	1,274,040
Beijing Enterprises Holdings, Ltd.	317,500	2,483,074
China Overseas Land & Investment, Ltd.	622,000	1,844,010
Haier Electronics Group Co., Ltd.	188,000	446,677
Sino Biopharmaceutical, Ltd.	860,000	779,360

	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Sun Hung Kai Properties, Ltd.	261,000	$ 3,954,264
Wharf Holdings, Ltd.	327,000	2,347,563

		13,128,988

Indonesia - 0.1%
Siloam International Hospitals Tbk PT (L)	714,634	790,512

Ireland - 0.4%
Accenture PLC, Class A	3,140	280,433
Perrigo Co. PLC	8,653	1,446,436
Shire PLC	37,598	2,665,701
XL Group PLC, Class A	28,746	988,000

		5,380,570

Israel - 0.2%
Check Point Software Technologies, Ltd., Class A (A) (L)	3,813	299,587
Teva Pharmaceutical Industries, Ltd., ADR	45,243	2,601,925

		2,901,512

Italy - 0.6%
Ei Towers SpA (L)	33,871	1,695,575
Enel SpA	291,965	1,301,439
Intesa Sanpaolo SpA	691,446	2,005,816
RAI Way SpA, 144A (L)	185,000	714,111
Snam SpA	146,761	726,352
Telecom Italia SpA (A) (L)	468,911	500,087
Telecom Italia SpA	101,654	84,987
Terna Rete Elettrica Nazionale SpA	78,278	355,552
UniCredit SpA, Class A	111,230	712,496

		8,096,415

Japan - 8.6%
Aisin Seiki Co., Ltd.	37,300	1,340,130
Ajinomoto Co., Inc.	37,000	688,825
Alpine Electronics, Inc.	5,400	88,653
Asahi Kasei Corp.	164,000	1,496,078
Astellas Pharma, Inc.	56,400	785,207
Autobacs Seven Co., Ltd.	4,300	60,840
Bandai Namco Holdings, Inc.	10,200	215,947
Bank of Yokohama, Ltd.	40,000	217,251
Bridgestone Corp.	87,300	3,027,732
Canon Marketing Japan, Inc.	4,000	67,790
Chiba Bank, Ltd.	34,000	222,799
Chubu Electric Power Co., Inc. (L)	40,700	478,267
Daihatsu Motor Co., Ltd. (A)	3,500	45,713
Daikin Industries, Ltd.	24,400	1,564,626
Daikyo, Inc.	68,000	105,106
Daito Trust Construction Co., Ltd.	8,000	907,502
DeNA Co., Ltd. (A)	54,500	651,025
Denso Corp.	85,600	3,989,629
East Japan Railway Co.	51,800	3,904,210
FamilyMart Co., Ltd. (A)	6,800	256,114
FANUC Corp.	5,300	873,865
Fuji Heavy Industries, Ltd.	217,600	7,699,987
Fukuoka Financial Group, Inc., Class A	139,000	716,610
Futaba Industrial Co., Ltd.	42,800	200,762
Gree, Inc. (A)	114,500	689,269
GS Yuasa Corp. (A)	77,000	327,384
GungHo Online Entertainment, Inc. (A) (L)	96,600	349,750
Hitachi Chemical Co., Ltd.	56,900	1,005,241

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Hitachi High-Technologies Corp.	6,000	$ 172,360
Hitachi, Ltd.	420,000	3,099,920
Honda Motor Co., Ltd.	76,700	2,250,246
Hoya Corp.	40,600	1,373,288
IHI Corp.	221,000	1,119,245
INPEX Corp.	247,200	2,752,068
Isuzu Motors, Ltd.	82,300	1,002,440
Japan Airlines Co., Ltd.	98,900	2,932,292
JGC Corp.	45,000	926,406
JSR Corp. (A)	67,600	1,160,305
Kamigumi Co., Ltd.	8,000	71,263
KDDI Corp.	25,900	1,627,143
Keyence Corp.	800	356,476
Kinden Corp.	8,000	80,805
Kirin Holdings Co., Ltd. (A)	39,400	489,580
Koito Manufacturing Co., Ltd. (A)	9,100	278,385
Komatsu, Ltd. (A)	31,000	685,346
Kubota Corp.	52,000	754,768
Kuraray Co., Ltd.	81,800	929,395
Kyocera Corp.	26,200	1,198,901
Mabuchi Motor Co., Ltd.	3,800	150,831
Maeda Road Construction Co., Ltd.	4,000	59,333
Mitsubishi Corp.	123,300	2,256,404
Mitsubishi Electric Corp.	168,000	1,995,512
Mitsubishi Heavy Industries, Ltd.	235,000	1,296,868
Mitsubishi UFJ Financial Group, Inc.	599,100	3,291,590
Mitsui & Co., Ltd.	361,400	4,840,278
MS&AD Insurance Group Holdings, Inc.	40,400	957,408
Murata Manufacturing Co., Ltd.	10,400	1,134,857
Nabtesco Corp.	10,300	248,937
NEC Corp.	382,000	1,110,092
Nexon Co., Ltd.	30,400	283,392
Nikon Corp. (A)	44,400	589,938
Nintendo Co., Ltd.	18,500	1,930,615
Nippon Express Co., Ltd.	45,000	228,050
Nippon Telegraph & Telephone Corp.	20,300	1,036,977
Nitto Denko Corp.	41,200	2,302,070
Nomura Real Estate Holdings, Inc.	38,000	650,274
NTT DOCOMO, Inc.	17,900	260,679
Okumura Corp.	156,000	704,415
Omron Corp.	11,200	501,037
Otsuka Holdings Co., Ltd. (A)	28,700	860,461
Rinnai Corp.	13,200	886,937
ROHM Co., Ltd.	35,200	2,120,915
Ryohin Keikaku Co., Ltd.	5,100	628,568
Sanrio Co., Ltd. (A)	28,700	709,108
Sawai Pharmaceutical Co., Ltd.	3,700	212,565
Sega Sammy Holdings, Inc.	40,800	522,002
Seino Holdings Co., Ltd.	12,000	120,955
Shimamura Co., Ltd. (A)	1,400	120,816
Shin-Etsu Chemical Co., Ltd.	55,900	3,639,074
Ship Healthcare Holdings, Inc.	18,000	408,409
Shizuoka Bank, Ltd. (A)	23,000	210,319
SMC Corp.	1,900	498,225
Sohgo Security Services Co., Ltd. (A)	5,600	135,447
Sompo Japan Nipponkoa Holdings, Inc.	35,400	890,229
Sony Corp. (L)	34,300	700,037
Sony Financial Holdings, Inc. (A)	64,300	946,825

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Stanley Electric Co., Ltd.	5,600	$ 120,923
Sumitomo Corp.	122,600	1,259,185
Sumitomo Electric Industries, Ltd.	73,500	917,962
Sumitomo Mitsui Financial Group, Inc.	84,800	3,065,749
Sumitomo Mitsui Trust Holdings, Inc.	137,000	524,749
Suntory Beverage & Food, Ltd.	18,800	649,526
Suzuki Motor Corp.	115,000	3,446,244
THK Co., Ltd.	5,700	136,982
Toda Corp.	166,000	654,702
Tokio Marine Holdings, Inc.	84,300	2,737,868
Tokyo Gas Co., Ltd.	469,000	2,530,566
Toyota Industries Corp.	70,500	3,613,247
Toyota Motor Corp.	49,900	3,109,635
Trend Micro, Inc. (L)	6,800	187,906
TV Asahi Holdings Corp.	4,100	64,579
Ube Industries, Ltd.	447,000	664,614
Yamada Denki Co., Ltd. (A)	536,500	1,800,022
Yamaha Corp.	14,000	206,358

		120,368,210

Kazakhstan - 0.0% (C)
KazMunaiGas Exploration Production JSC, GDR, Reg S	6,904	100,108

Korea, Republic of - 0.5%
Hyundai Motor Co. (L)	9,659	1,475,471
Hyundai Wia Corp. (L)	3,873	619,190
Samsung Electronics Co., Ltd.	3,583	4,307,640
Samsung Heavy Industries Co., Ltd. (L)	24,860	448,428
Samsung SDI Co., Ltd. (L)	2,957	309,161

		7,159,890

Luxembourg - 0.0% (C)
RTL Group SA (L)	4,309	410,889

Malaysia - 0.3%
Axiata Group Bhd	630,300	1,268,613
IHH Healthcare Bhd, Class A	1,177,100	1,621,049
Telekom Malaysia Bhd	281,600	552,821

		3,442,483

Mexico - 0.3%
America Movil SAB de CV, Series L, ADR	49,172	1,090,635
Fibra Uno Administracion SA de CV, REIT (A)	586,446	1,729,079
Grupo Televisa SAB (A) (L)	59,754	408,897
PLA Administradora Industrial S de RL de CV, REIT (L)	531,017	1,113,593

		4,342,204

Netherlands - 1.2%
Akzo Nobel NV	28,598	1,978,696
Constellium NV, Class A (L)	98,057	1,611,077
ING Groep NV, CVA (L)	155,445	2,008,296
Koninklijke DSM NV	26,128	1,593,625
Koninklijke Philips NV	23,069	668,678
Royal Dutch Shell PLC, Class A, ADR	95,819	6,415,082
SBM Offshore NV (A) (L)	269,783	3,172,885

		17,448,339

Norway - 0.5%
Statoil ASA	368,455	6,487,327

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Portugal - 0.1%
NOS SGPS	105,268	$ 663,284

Russian Federation - 0.0% (C)
Novorossiysk Commercial Sea Port PJSC, GDR, Reg S	31,226	62,140

Singapore - 0.7%
CapitaLand, Ltd.	1,176,000	2,923,946
Global Logistic Properties, Ltd., Class L	1,170,000	2,181,350
Keppel Corp., Ltd. (A)	356,000	2,372,874
Raffles Medical Group, Ltd.	190,000	557,244
Singapore Telecommunications, Ltd.	619,000	1,816,953

		9,852,367

South Africa - 0.1%
Life Healthcare Group Holdings, Ltd.	196,223	724,877

Spain - 0.2%
Banco Bilbao Vizcaya Argentaria SA	153,707	1,451,671
Gas Natural SDG SA	26,302	660,721

		2,112,392

Sweden - 0.4%
Getinge AB, Class B	47,661	1,085,354
Lundin Petroleum AB (A) (L)	246,725	3,530,723
Svenska Handelsbanken AB, Class A	14,506	678,704

		5,294,781

Switzerland - 1.8%
ACE, Ltd.	2,599	298,573
Nestle SA	84,961	6,193,741
Novartis AG	33,496	3,106,535
Roche Holding AG	29,564	8,010,135
Swisscom AG	593	311,169
Syngenta AG	14,140	4,548,239
TE Connectivity, Ltd.	5,133	324,662
UBS Group AG (L)	178,755	3,072,745

		25,865,799

Taiwan - 0.2%
Cheng Shin Rubber Industry Co., Ltd.	251,000	589,129
Far EasTone Telecommunications Co., Ltd.	190,000	437,712
Taiwan Mobile Co., Ltd.	132,000	436,491
Taiwan Semiconductor Manufacturing Co., Ltd.	256,000	1,127,801
Yulon Motor Co., Ltd.	309,000	452,201

		3,043,334

Thailand - 0.1%
Bangkok Dusit Medical Services PCL, Class F	2,238,800	1,170,436
Bumrungrad Hospital PCL	163,200	699,429

		1,869,865

United Arab Emirates - 0.1%
Al Noor Hospitals Group PLC	66,219	1,021,769
NMC Health PLC, Class A	112,248	798,842

		1,820,611

United Kingdom - 3.0%
Antofagasta PLC, Class A	322,710	3,760,206
AstraZeneca PLC	42,002	2,966,632
AstraZeneca PLC, ADR (A)	10,976	772,491
BG Group PLC	76,094	1,018,267

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
BT Group PLC, Class A	207,725	$ 1,292,062
Delphi Automotive PLC, Class A	27,087	1,969,767
Diageo PLC	12,172	348,692
Diageo PLC, ADR	15,599	1,779,690
Guinness Peat Group PLC, Class A (L)	211,756	74,331
HSBC Holdings PLC	470,697	4,447,974
Legal & General Group PLC	191,396	739,008
Lloyds Banking Group PLC (L)	1,147,462	1,349,713
Manchester United PLC, Class A (L)	33,393	530,949
National Grid PLC, Class B	121,628	1,725,815
Ophir Energy PLC (L)	517,237	1,136,614
Prudential PLC	91,440	2,114,045
Rio Tinto PLC	133,806	6,168,063
SABMiller PLC	25,739	1,341,804
Spire Healthcare Group PLC, 144A (L)	249,859	1,479,836
Unilever NV, CVA	109,301	4,275,604
Unilever PLC	32,050	1,302,133
Vodafone Group PLC, ADR	28,270	965,986
Vodafone Group PLC	284,248	974,580

		42,534,262

United States - 27.6%
3M Co.	1,561	256,504
AbbVie, Inc., Class G	93,630	6,127,147
Actavis PLC (L)	19,847	5,108,816
Activision Blizzard, Inc.	159,932	3,222,630
Adobe Systems, Inc. (L)	4,231	307,594
AES Corp.	94,068	1,295,316
Aetna, Inc.	32,562	2,892,482
Agilent Technologies, Inc.	45,716	1,871,613
Alexion Pharmaceuticals, Inc. (L)	7,859	1,454,151
Allergan, Inc.	8,803	1,871,430
Alliance Data Systems Corp. (L)	974	278,613
Allstate Corp.	15,070	1,058,668
Amazon.com, Inc. (L)	10,575	3,281,951
Amdocs, Ltd.	5,695	265,700
American Capital Agency Corp., REIT	18,324	400,013
American Electric Power Co., Inc.	35,598	2,161,511
American Express Co.	50,030	4,654,791
American International Group, Inc.	50,891	2,850,405
American Tower Corp., Class A, REIT	14,484	1,431,743
American Water Works Co., Inc.	26,379	1,406,001
Ameriprise Financial, Inc.	2,331	308,275
AmerisourceBergen Corp., Class A	3,442	310,331
Amgen, Inc.	24,961	3,976,038
Anadarko Petroleum Corp., Class A	51,629	4,259,393
Antham, Inc.	2,635	331,140
Apple, Inc.	4,129	455,759
Archer-Daniels-Midland Co.	5,979	310,908
AT&T, Inc.	71,985	2,417,976
Avnet, Inc.	5,715	245,859
Bank of America Corp.	386,669	6,917,508
Bank of New York Mellon Corp.	36,541	1,482,468
Becton Dickinson and Co.	1,960	272,754
Berkshire Hathaway, Inc., Class A (L)	8	1,808,000
Berkshire Hathaway, Inc., Class B (L)	22,680	3,405,402
Biogen Idec, Inc. (L)	5,582	1,894,810
Boeing Co.	1,844	239,683

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
BorgWarner, Inc.	28,264	$ 1,553,107
Bristol-Myers Squibb Co.	34,314	2,025,555
Calpine Corp. (L)	85,177	1,884,967
Capital One Financial Corp.	27,106	2,237,600
Cardinal Health, Inc.	4,130	333,415
CareFusion Corp., Class A (L)	5,410	321,029
Catalent, Inc. (A) (L)	42,416	1,182,558
Celgene Corp. (L)	23,421	2,619,873
CenterPoint Energy, Inc.	43,379	1,016,370
CF Industries Holdings, Inc., Class B	999	272,267
Charles Schwab Corp.	47,293	1,427,776
Chevron Corp.	5,405	606,333
Chubb Corp., Class A	2,103	217,597
Cimarex Energy Co.	6,811	721,966
Cintas Corp. (A)	3,810	298,856
Cisco Systems, Inc.	190,417	5,296,449
Citigroup, Inc.	96,168	5,203,651
CNA Financial Corp., Class A	6,038	233,731
CNH Special Voting Shares (L)	15,243	122,859
Coach, Inc., Class A	97,020	3,644,071
Coca-Cola Co.	95,681	4,039,652
Colfax Corp. (A) (L)	54,285	2,799,477
Colgate-Palmolive Co.	27,772	1,921,545
Comcast Corp., Class A (M)	70,416	4,084,832
Computer Sciences Corp.	5,324	335,678
CONSOL Energy, Inc.	56,747	1,918,616
Constellation Brands, Inc., Class A (L)	3,441	337,803
CR Bard, Inc.	1,666	277,589
Crown Castle International Corp., REIT	19,204	1,511,355
Crown Holdings, Inc. (L)	30,425	1,548,633
CSX Corp.	45,938	1,664,334
CVS Health Corp.	3,729	359,140
Danaher Corp.	14,811	1,269,451
Delta Topco, Ltd. (B) (E) (I) (L)	1,531,260	877,259
Diamondback Energy, Inc. (L)	43,086	2,575,681
Discover Financial Services	38,856	2,544,679
DISH Network Corp., Class A (L)	20,234	1,474,856
Dominion Resources, Inc.	26,849	2,064,688
Dover Corp.	3,497	250,805
Dow Chemical Co.	8,075	368,301
Dropbox, Inc. (B) (E) (I) (L)	171,990	3,154,297
Duke Energy Corp.	3,486	291,220
Eaton Corp. PLC	39,870	2,709,565
eBay, Inc. (L)	81,232	4,558,740
Eclipse Resources Corp. (A) (L)	55,127	387,543
Electronic Arts, Inc. (L)	21,531	1,012,280
Eli Lilly & Co.	6,460	445,675
Energizer Holdings, Inc.	1,982	254,806
Envision Healthcare Holdings, Inc. (L)	44,035	1,527,574
EOG Resources, Inc.	6,958	640,623
EQT Corp.	8,787	665,176
Exelon Corp.	14,927	553,493
Facebook, Inc., Class A (L)	27,957	2,181,205
Fastenal Co. (A)	31,202	1,483,967
FedEx Corp.	10,623	1,844,790
Fidelity National Information Services, Inc.	5,570	346,454
Fifth Third Bancorp	48,926	996,867
FirstEnergy Corp. (A)	7,904	308,177

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
FMC Corp., Class A	32,971	$ 1,880,336
Ford Motor Co.	242,537	3,759,324
Freeport-McMoRan, Inc.	262,848	6,140,129
Fresh Market, Inc. (A) (L)	20,255	834,506
General Dynamics Corp.	2,641	363,454
General Electric Co.	257,637	6,510,487
Gilead Sciences, Inc. (L)	15,990	1,507,217
Goldman Sachs Group, Inc.	8,957	1,736,135
Google, Inc., Class A (L)	9,011	4,781,777
Google, Inc., Class C (L)	12,703	6,686,859
Gulfport Energy Corp. (L)	36,329	1,516,372
Harris Corp.	3,484	250,221
HCA Holdings, Inc. (L)	44,098	3,236,352
HealthSouth Corp.	17,790	684,203
Helmerich & Payne, Inc. (A)	3,165	213,384
Humana, Inc., Class A	13,301	1,910,423
International Business Machines Corp.	11,411	1,830,781
International Paper Co.	5,724	306,692
Intuit, Inc.	3,233	298,050
JB Hunt Transport Services, Inc. (A)	25,868	2,179,379
JPMorgan Chase & Co.	114,737	7,180,241
Keysight Technologies, Inc. (L)	8,008	270,430
Kimberly-Clark Corp.	9,953	1,149,970
KLA-Tencor Corp.	8,093	569,100
Kohl’s Corp. (A)	4,029	245,930
Kroger Co.	6,013	386,095
L-3 Communications Holdings, Inc.	2,473	312,117
Lear Corp.	3,838	376,431
Liberty Broadband Corp., Class A (L)	12,843	643,306
Liberty Broadband Corp., Class C (L)	25,935	1,292,082
Liberty Media Corp., Class A (L)	38,877	1,371,192
Liberty Media Corp., Class C (L)	84,613	2,963,993
Lincoln National Corp.	7,700	444,059
Lowe’s Cos., Inc.	3,699	254,491
LyondellBasell Industries NV, Class A	13,048	1,035,881
Macy’s, Inc.	3,866	254,190
Marathon Oil Corp.	6,377	180,405
Marathon Petroleum Corp.	3,547	320,152
Marsh & McLennan Cos., Inc.	30,551	1,748,739
Mastercard, Inc., Class A	65,022	5,602,296
McDonald’s Corp.	34,883	3,268,537
McKesson Corp.	20,031	4,158,035
Medtronic, Inc. (A)	31,789	2,295,166
Merck & Co., Inc.	107,375	6,097,826
MetLife, Inc.	26,754	1,447,124
Mettler-Toledo International, Inc. (L)	1,548	468,208
Microsoft Corp.	81,266	3,774,806
Mobileye N.V. (B) (E) (I) (L)	152,400	5,872,277
Motorola Solutions, Inc.	3,655	245,177
Mylan, Inc. (L)	11,600	653,892
NextEra Energy, Inc.	21,636	2,299,690
Northrop Grumman Corp.	2,779	409,597
NRG Energy, Inc.	59,325	1,598,809
NRG Yield, Inc., Class A (A)	9,445	445,237
Oasis Petroleum, Inc. (A) (L)	27,571	456,024
Oceaneering International, Inc.	56,017	3,294,360
Oracle Corp.	146,112	6,570,657
PACCAR, Inc.	21,345	1,451,673

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Parker-Hannifin Corp.	2,022	$ 260,737
Parsley Energy, Inc., Class A (A) (L)	13,897	221,796
PerkinElmer, Inc.	25,911	1,133,088
Pfizer, Inc.	209,905	6,538,541
Philip Morris International, Inc.	10,437	850,094
Phillips 66	89,088	6,387,610
Pioneer Natural Resources Co.	7,808	1,162,221
PPG Industries, Inc.	1,904	440,110
PPL Corp.	20,185	733,321
Precision Castparts Corp.	13,948	3,359,794
Procter & Gamble Co.	91,798	8,361,880
Prudential Financial, Inc.	10,932	988,909
QUALCOMM, Inc.	25,540	1,898,388
Raytheon Co.	3,461	374,376
Regeneron Pharmaceuticals, Inc., Class A (L)	1,431	587,068
Regions Financial Corp.	175,270	1,850,851
Reinsurance Group of America, Inc., Class A	3,215	281,698
RHJ International SA, 144A (L)	4,137	23,077
Rockwell Automation, Inc., Class B	29,493	3,279,622
Seagate Technology PLC	4,651	309,292
Sealed Air Corp., Class A	37,323	1,583,615
SeaWorld Entertainment, Inc.	22,438	401,640
Sempra Energy	17,871	1,990,115
Southern Copper Corp. (A)	104,198	2,938,384
St. Joe Co. (A) (L)	193,741	3,562,897
Stanley Black & Decker, Inc.	26,743	2,569,467
Stone Energy Corp. (A) (L)	42,033	709,517
Tenet Healthcare Corp. (A) (L)	22,478	1,138,960
TerraForm Power, Inc., Class A	6,395	197,478
Tesoro Corp.	19,483	1,448,561
Thermo Fisher Scientific, Inc.	28,322	3,548,463
Time Warner Cable, Inc.	2,103	319,782
Twitter, Inc. (L)	152,174	5,458,481
U.S. Bancorp	54,606	2,454,540
Union Pacific Corp.	30,830	3,672,778
United Continental Holdings, Inc. (L)	52,533	3,513,932
United Parcel Service, Inc., Class B	39,534	4,394,995
United Technologies Corp.	26,115	3,003,225
UnitedHealth Group, Inc.	28,350	2,865,902
Valero Energy Corp.	6,506	322,047
Veeva Systems, Inc., Class A (L)	85,223	2,250,739
Verizon Communications, Inc.	119,506	5,587,227
Vertex Pharmaceuticals, Inc. (L)	16,520	1,962,576
Viacom, Inc., Class B	2,769	208,367
Visa, Inc., Class A (A)	18,826	4,936,177
VMware, Inc., Class A (L)	7,929	654,301
Waters Corp. (L)	8,741	985,286
Wells Fargo & Co.	150,100	8,228,482
Western Digital Corp.	4,481	496,047
Wyndham Worldwide Corp.	3,523	302,133
Zimmer Holdings, Inc., Class A	9,538	1,081,800

		387,504,902

Total Common Stocks (Cost $776,806,289)		769,222,524

	Shares	Value
RIGHT - 0.0% (C)
United States - 0.0% (C)
Liberty Broadband Corp. (L)	7,755	$ 73,672

Total Right (Cost $0)		73,672

WARRANTS - 0.0% (C)
Australia - 0.0% (C)
TFS Corp., Ltd. (B) (I) (L) Expiration: 07/15/2018 Exercise Price: AUD 1.28	59,458	36,029
TFS Corp., Ltd., Class A (I) Expiration: 07/15/2018 Exercise Price: AUD 1.28	368,642	273,621

		309,650

Hong Kong - 0.0% (C)
Sun Hung Kai Properties, Ltd. (L) Expiration: 04/22/2016 Exercise Price: HKD 98.60	22,000	55,606

Total Warrants (Cost $406,916)		365,256

INVESTMENT COMPANIES - 0.7%
United States - 0.7%
ETFS Gold Trust (L)	26,125	3,026,581
ETFS Physical Palladium Shares (L)	9,438	731,351
ETFS Platinum Trust (L)	7,968	932,654
iShares Gold Trust (L)	304,986	3,489,040
SPDR Gold Shares (L)	17,063	1,938,016

Total Investment Companies (Cost $11,157,135)		10,117,642

MASTER LIMITED PARTNERSHIPS - 0.1%
United States - 0.1%
Antero Midstream Partners, LP (L)	34,743	955,433
NextEra Energy Partners, LP	9,687	326,936

Total Master Limited Partnerships (Cost $1,144,527)		1,282,369

	Contracts	Value
PURCHASED OPTIONS - 1.2% (N) (O)
Call Options - 0.9%
OTC - AbbVie, Inc. Strike Price $55.00 Expires 06/19/2015 Counterparty: BCLY	65,900	760,587
OTC - Aetna, Inc. Strike Price $80.00 Expires 06/19/2015 Counterparty: BCLY	50,300	567,068
OTC - Anadarko Petroleum Corp. Strike Price $85.00 Expires 02/20/2015 Counterparty: BCLY	54,667	214,568
OTC - Anadarko Petroleum Corp. Strike Price $85.00 Expires 02/20/2015 Counterparty: CITI	15,033	59,005

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Contracts	Value
PURCHASED OPTIONS (continued)
Call Options (continued)
OTC - Anadarko Petroleum Corp. Strike Price $95.00 Expires 02/20/2015 Counterparty: DUB	57,050	$ 70,457
OTC - Apache Corp. Strike Price $110.00 Expires 01/16/2015 Counterparty: CITI	19,200	480
OTC - Bank of America Corp. Strike Price $20.00 Expires 01/15/2016 Counterparty: GSC	108,700	92,938
OTC - Citigroup, Inc. Strike Price $70.00 Expires 01/15/2016 Counterparty: GSC	74,700	60,880
OTC - Coach, Inc. Strike Price $60.00 Expires 02/20/2015 Counterparty: BOA	26,210	0
OTC - Coca-Cola Co. Strike Price $45.00 Expires 01/16/2015 Counterparty: DUB	138,906	7,640
OTC - Delphi Automotive PLC Strike Price $72.50 Expires 01/16/2015 Counterparty: MSC	3,600	5,130
OTC - Devon Energy Corp. Strike Price $75.00 Expires 04/17/2015 Counterparty: CITI	27,249	23,298
OTC - Devon Energy Corp. Strike Price $75.00 Expires 04/17/2015 Counterparty: BCLY	27,250	23,299
OTC - Electronic Arts, Inc. Strike Price $37.00 Expires 01/16/2015 Counterparty: CITI	31,770	321,671
OTC - EQT Corp. Strike Price $100.00 Expires 03/20/2015 Counterparty: DUB	21,420	6,426
OTC - EQT Corp. Strike Price $100.00 Expires 03/20/2015 Counterparty: CITI	17,000	5,100
OTC - EURO STOXX 50 Index Index Value EUR 3,293.01 Expires 12/16/2016 Counterparty: GSC	2,233	493,150
OTC - EURO STOXX 50 Index Index Value EUR 3,325.00 Expires 12/18/2015 Counterparty: JPM	951	139,552

	Contracts	Value
PURCHASED OPTIONS (continued)
Call Options (continued)
OTC - EURO STOXX 50 Index Index Value EUR 3,426.55 Expires 09/21/2018 Counterparty: DUB	375	$ 102,977
OTC - EURO STOXX 50 Index Index Value EUR 3,450.00 Expires 03/17/2017 Counterparty: MSC	882	164,704
OTC - EURO STOXX 50 Index Index Value EUR 3,500.00 Expires 06/16/2017 Counterparty: CITI	819	146,880
OTC - EURO STOXX 50 Index Index Value EUR 3,500.00 Expires 12/15/2017 Counterparty: BCLY	901	195,652
OTC - EURO STOXX 50 Index Index Value EUR 3,500.00 Expires 03/16/2018 Counterparty: GSC	749	172,398
OTC - EURO STOXX 50 Index Index Value EUR 3,600.00 Expires 09/15/2017 Counterparty: BOA	878	150,963
OTC - EURO STOXX 50 Index Index Value EUR 3,600.00 Expires 06/15/2018 Counterparty: UBS	363	77,692
OTC - Gilead Sciences, Inc. Strike Price $95.00 Expires 01/15/2016 Counterparty: CITI	13,900	190,430
OTC - Goldman Sachs Group, Inc. Strike Price $220.00 Expires 01/15/2016 Counterparty: DUB	10,200	70,890
OTC - Google, Inc. Strike Price $600.00 Expires 01/16/2015 Counterparty: DUB	2,566	192
OTC - Hewlett-Packard Co. Strike Price $41.00 Expires 02/20/2015 Counterparty: UBS	6,454	5,938
OTC - Humana, Inc. Strike Price $125.00 Expires 06/19/2015 Counterparty: GSC	31,999	743,247
OTC - International Business Machines Corp. Strike Price $182.00 Expires 01/15/2016 Counterparty: DUB	13,620	65,638
OTC - International Business Machines Corp. Strike Price $182.00 Expires 01/15/2016 Counterparty: BCLY	13,619	65,633

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Contracts	Value
PURCHASED OPTIONS (continued)
Call Options (continued)
OTC - Johnson & Johnson Strike Price $110.00 Expires 07/17/2015 Counterparty: DUB	136,200	$ 310,536
OTC - JPMorgan Chase & Co. Strike Price $75.00 Expires 01/15/2016 Counterparty: GSC	67,900	60,431
OTC - Marathon Petroleum Corp. Strike Price $90.00 Expires 04/17/2015 Counterparty: DUB	27,269	174,522
OTC - Marathon Petroleum Corp. Strike Price $90.00 Expires 04/17/2015 Counterparty: CITI	13,641	87,302
OTC - Marathon Petroleum Corp. Strike Price $100.00 Expires 04/17/2015 Counterparty: GSC	34,050	83,422
OTC - MAXIS Nikkei 225 ETF Strike Price JPY 18,000.00 Expires 03/13/2015 Counterparty: CITI	54,942	236,226
OTC - MetLife, Inc. Strike Price $57.50 Expires 01/15/2016 Counterparty: GSC	109,266	319,603
OTC - Morgan Stanley Custom Index Index Value JPY 131.28 Expires 12/11/2015 Counterparty: MSC	2,451,202	221,490
OTC - Morgan Stanley Custom Index Index Value JPY 139.99 Expires 12/11/2015 Counterparty: MSC	632,982	50,426
OTC - Mylan, Inc. Strike Price $47.00 Expires 01/16/2015 Counterparty: DUB	26,730	250,594
OTC - Mylan, Inc. Strike Price $47.00 Expires 01/16/2015 Counterparty: BOA	31,594	296,194
OTC - Mylan, Inc. Strike Price $55.00 Expires 01/16/2015 Counterparty: GSC	31,594	68,875
OTC - Oracle Corp. Strike Price $42.00 Expires 01/16/2015 Counterparty: DUB	17,472	53,028
OTC - Pfizer, Inc. Strike Price $33.00 Expires 01/15/2016 Counterparty: CITI	274,100	337,272

	Contracts	Value
PURCHASED OPTIONS (continued)
Call Options (continued)
OTC - Phillips 66 Strike Price $75.00 Expires 05/15/2015 Counterparty: UBS	13,604	$ 51,015
OTC - Phillips 66 Strike Price $75.00 Expires 05/15/2015 Counterparty: DUB	6,773	25,399
OTC - Phillips 66 Strike Price $75.00 Expires 05/15/2015 Counterparty: CITI	34,009	127,534
OTC - Prudential Financial, Inc. Strike Price $90.00 Expires 01/15/2016 Counterparty: CITI	84,952	741,206
OTC - Siemens AG Strike Price $150.00 Expires 01/16/2015 Counterparty: DUB	34,271	44,895
OTC - SPDR Gold Shares Exercise Price $120.00 Expires 09/18/2015 Counterparty: JPM	30,300	124,987
OTC - SPDR Gold Shares Exercise Price $133.44 Expires 03/20/2015 Counterparty: JPM	17,924	1,446
OTC - STOXX Europe 600 Index Index Value EUR 347.97 Expires 12/16/2016 Counterparty: CSFB	7,059	186,607
OTC - STOXX Europe 600 Index Index Value EUR 348.12 Expires 09/16/2016 Counterparty: JPM	8,434	207,528
OTC - STOXX Europe 600 Index Index Value EUR 355.61 Expires 03/17/2017 Counterparty: CSFB	7,951	198,491
OTC - STOXX Europe 600 Index Index Value EUR 372.06 Expires 09/15/2017 Counterparty: JPM	5,680	128,999
OTC - Taiwan Stock Exchange Weighted Index Index Value TWD 9,000.77 Expires 09/21/2016 Counterparty: CITI	12,200	194,899
OTC - TOPIX Index Index Value JPY 1,288.50 Expires 06/12/2015 Counterparty: GSC	451,432	557,135
OTC - TOPIX Index Index Value JPY 1,314.84 Expires 12/11/2015 Counterparty: BOA	460,613	584,625

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Contracts	Value
PURCHASED OPTIONS (continued)
Call Options (continued)
OTC - TOPIX Index Index Value JPY 1,325.00 Expires 12/11/2015 Counterparty: CITI	482,220	$ 588,146
OTC - TOPIX Index Index Value JPY 1,344.04 Expires 09/11/2015 Counterparty: BOA	274,013	291,787
OTC - TOPIX Index Index Value JPY 1,346.15 Expires 06/12/2015 Counterparty: MSC	258,856	236,893
OTC - TOPIX Index Index Value JPY 1,350.00 Expires 03/13/2015 Counterparty: MSC	394,772	336,173
OTC - TOPIX Index Index Value JPY 1,357.29 Expires 09/11/2015 Counterparty: BNP	219,595	220,078
OTC - TOPIX Index Index Value JPY 1,660.07 Expires 09/11/2015 Counterparty: MSC	219,595	46,771
OTC - Visa, Inc. Strike Price $220.00 Expires 01/16/2015 Counterparty: DUB	8,350	353,831
OTC - Wells Fargo & Co. Strike Price $60.00 Expires 01/15/2016 Counterparty: GSC	34,000	56,270
SPDR Gold Shares Exercise Price $135.00 Expires 06/19/2015	264	18,216

		12,877,335

Put Options - 0.3%
OTC - Chicago Board Options Exchange Volatility Index Index Value $16.00 Expires 02/18/2015 Counterparty: MSC	13,978	17,473
OTC - CONSOL Energy, Inc. Strike Price $38.00 Expires 04/17/2015 Counterparty: UBS	33,950	176,540
OTC - IBOV Index Index Value $55,443.54 Expires 02/18/2015 Counterparty: MSC	52	273,084
OTC - Russell 2000 Index Index Value $1,150.00 Expires 01/16/2015 Counterparty: DUB	6,485	39,558
OTC - Russell 2000 Index Index Value $1,165.00 Expires 02/20/2015 Counterparty: BOA	6,237	141,093

	Contracts	Value
PURCHASED OPTIONS (continued)
Put Options (continued)
OTC - S&P 500 Index Index Value $2,050.00 Expires 02/20/2015 Counterparty: MSC	3,090	$ 133,951
OTC - TOPIX Index Index Value JPY 1,161.53 Expires 09/11/2015 Counterparty: MSC	219,595	42,670
OTC - Transocean, Ltd. Strike Price $26.00 Expires 05/15/2015 Counterparty: CITI	108,866	974,351
OTC - Transocean, Ltd. Strike Price $36.00 Expires 01/16/2015 Counterparty: DUB	23,368	415,366
OTC - Transocean, Ltd. Strike Price $37.00 Expires 01/16/2015 Counterparty: GSC	62,500	1,167,187
OTC - Transocean, Ltd. Strike Price $38.00 Expires 01/16/2015 Counterparty: BOA	38,881	767,900

		4,149,173

Total Purchased Options (Cost $13,210,082)		17,026,508

	Notional Amount	Value
PURCHASED FOREIGN EXCHANGE OPTIONS - 0.1% (N) (O)
Call Options - 0.1%
OTC - USD vs. EUR Exercise Price $1.20 Expires 02/19/2015 Counterparty: MSC	$ 6,829,132	68,906
OTC - USD vs. EUR Exercise Price $1.20 Expires 03/05/2015 Counterparty: JPM	7,782,593	91,087
OTC - USD vs. JPY Exercise Price $125.00 Expires 04/30/2015 Counterparty: JPM	23,901,969	262,396

		422,389

Put Options - 0.0% (C)
OTC - USD vs. EUR Exercise Price $1.24 Expires 02/19/2015 Counterparty: CSFB	4,210,000	23,584
OTC - USD vs. EUR Exercise Price $1.24 Expires 03/26/2015 Counterparty: DUB	7,000,000	65,093

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Notional Amount	Value
PURCHASED FOREIGN EXCHANGE OPTIONS (continued)
Put Options (continued)
OTC - USD vs. EUR Exercise Price $1.24 Expires 03/03/2015 Counterparty: DUB	$ 20,533,400	$ 114,002
OTC - USD vs. EUR Exercise Price $1.27 Expires 02/19/2015 Counterparty: CSFB	8,173,981	9,866

		212,545

Total Purchased Foreign Exchange Options (Cost $1,094,633)		634,934

PURCHASED SWAPTIONS - 0.1% (N)
Call Options - 0.1%
OTC - If exercised the Series pays floating 3 Month LIBOR, and receives 1.65%, European Style Expires 03/09/2015 Counterparty: DUB	83,260,000	179,802
OTC - If exercised the Series pays floating 3 Month LIBOR, and receives 1.67%, European Style Expires 03/31/2015 Counterparty: DUB	70,597,856	207,373
OTC - If exercised the Series pays floating 3 Month LIBOR, and receives 1.73%, European Style Expires 03/19/2015 Counterparty: GSC	41,679,246	146,639
OTC - If exercised the Series pays floating 3 Month LIBOR, and receives 1.75%, European Style Expires 03/19/2015 Counterparty: GSC	27,686,031	109,839
OTC - If exercised the Series pays floating 3 Month LIBOR, and receives 2.25%, European Style Expires 02/17/2015 Counterparty: DUB	25,556,000	153,991
OTC - If exercised the Series pays floating 3 Month LIBOR, and receives 2.30%, European Style Expires 02/17/2015 Counterparty: BOA	13,823,402	110,658

		908,302

Put Options - 0.0% (C)
OTC - If exercised the Series receives floating 3 month LIBOR, and pays 1.07%, European Style Expires 04/04/2018 Counterparty: DUB	JPY 269,375,596	11,283
OTC - If exercised the Series receives floating 3 month LIBOR, and pays 1.25%, European Style Expires 07/29/2016 Counterparty: DUB	342,740,000	11,031

	Notional Amount	Value
PURCHASED SWAPTIONS (continued)
Put Options (continued)
OTC - If exercised the Series receives floating 3 month LIBOR, and pays 1.35%, European Style Expires 01/25/2016 Counterparty: GSC	JPY 263,962,885	$ 2,163
OTC - If exercised the Series receives floating 3 month LIBOR, and pays 1.35%, European Style Expires 01/25/2016 Counterparty: GSC	529,703,440	4,341

		28,818

Total Purchased Swaptions (Cost $1,412,019)		937,120

	Shares	Value
SECURITIES LENDING COLLATERAL - 5.8%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (J)	81,299,444	81,299,444

Total Securities Lending Collateral (Cost $81,299,444)		81,299,444

	Principal	Value
REPURCHASE AGREEMENT - 0.1%
State Street Bank & Trust Co. 0.01% (J), dated 12/31/2014, to be repurchased at $785,598 on 01/02/2015. Collateralized by a U.S. Government Obligation and a U.S. Government Agency Obligation, 1.38% -4.00%, due 06/30/2018 -05/15/2040, and with a total value of $804,203.	$ 785,598	785,598

Total Repurchase Agreement (Cost $785,598)		785,598

Total Investments (Cost $1,511,975,449) (P)		1,492,296,451
Net Other Assets (Liabilities) - (6.1)%		(85,906,952)

Net Assets - 100.0%		$ 1,406,389,499

	Shares	Value
SECURITIES SOLD SHORT - (0.1)%
COMMON STOCKS - (0.1)%
Containers & Packaging - (0.0)% (C)
Avery Dennison Corp.	(13,755)	$ (713,609)

Food Products - (0.1)%
Campbell Soup Co.	(6,526)	(287,144)
Mead Johnson Nutrition Co., Class A	(8,489)	(853,484)

		(1,140,628)

Total Common Stocks (Proceeds $1,820,233)		(1,854,237)

Total Securities Sold Short (Proceeds $1,820,233)		$ (1,854,237)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Contracts	Value
WRITTEN OPTIONS - (0.5)% (N) (O)
Call Options - (0.2)%
Coca-Cola Co. Strike Price $44.00 Expires 02/20/2015	157	$ (6,908)
Coca-Cola Co. Strike Price $45.00 Expires 05/15/2015	163	(12,062)
OTC - AbbVie, Inc. Strike Price $65.00 Expires 06/19/2015 Counterparty: BCLY	65,900	(308,628)
OTC - Aetna, Inc. Strike Price $90.00 Expires 06/19/2015 Counterparty: BCLY	50,300	(245,326)
OTC - Anadarko Petroleum Corp. Strike Price $95.00 Expires 02/20/2015 Counterparty: BCLY	57,050	(70,457)
OTC - Cimarex Energy Co. Strike Price $130.00 Expires 03/20/2015 Counterparty: CITI	6,811	(13,281)
OTC - Delphi Automotive PLC Strike Price $82.50 Expires 01/16/2015 Counterparty: MSC	3,600	(27)
OTC - Diamondback Energy, Inc. Strike Price $65.00 Expires 01/16/2015 Counterparty: GSC	13,589	(14,268)
OTC - eBay, Inc. Strike Price $57.50 Expires 01/16/2015 Counterparty: CITI	12,714	(4,958)
OTC - EOG Resources, Inc. Strike Price $100.00 Expires 04/17/2015 Counterparty: GSC	6,830	(27,320)
OTC - Gilead Sciences, Inc. Strike Price $110.00 Expires 01/15/2016 Counterparty: CITI	13,900	(113,285)
OTC - Humana, Inc. Strike Price $155.00 Expires 06/19/2015 Counterparty: GSC	31,999	(192,982)
OTC - Johnson & Johnson Strike Price $117.50 Expires 07/17/2015 Counterparty: DUB	136,200	(104,298)
OTC - lululemon athletica, Inc. Strike Price $52.50 Expires 03/20/2015 Counterparty: CITI	16,292	(95,308)
OTC - Marathon Petroleum Corp. Strike Price $100.00 Expires 04/17/2015 Counterparty: DUB	34,050	(83,423)

	Contracts	Value
WRITTEN OPTIONS (continued) (N) (O)
Call Options (continued)
OTC - MAXIS Nikkei 225 ETF Strike Price JPY 19,500.00 Expires 03/13/2015 Counterparty: CITI	54,942	$ (55,043)
OTC - MetLife, Inc. Strike Price $67.50 Expires 01/15/2016 Counterparty: GSC	109,266	(56,562)
OTC - Mylan, Inc. Strike Price $55.00 Expires 01/16/2015 Counterparty: BOA	31,594	(68,875)
OTC - Pfizer, Inc. Strike Price $37.50 Expires 01/15/2016 Counterparty: CITI	274,100	(105,457)
OTC - Prudential Financial, Inc. Strike Price $105.00 Expires 01/15/2016 Counterparty: CITI	84,952	(254,856)
OTC - Russell 2000 Index Index Value $1,230.00 Expires 01/16/2015 Counterparty: DUB	6,485	(43,450)
OTC - Russell 2000 Index Index Value $1,255.00 Expires 02/20/2015 Counterparty: BOA	6,237	(67,363)
OTC - S&P 500 Index Index Value $2,155.00 Expires 02/20/2015 Counterparty: MSC	3,090	(17,304)
OTC - SPDR Gold Shares Exercise Price $140.00 Expires 09/18/2015 Counterparty: JPM	30,300	(29,239)
OTC - Tesoro Corp. Strike Price $75.00 Expires 02/20/2015 Counterparty: CITI	19,483	(86,699)
OTC - TOPIX Index Index Value JPY 1,490.61 Expires 06/12/2015 Counterparty: GSC	451,432	(166,763)
OTC - TOPIX Index Index Value JPY 1,600.00 Expires 12/11/2015 Counterparty: CITI	482,220	(181,371)
OTC - TOPIX Index Index Value JPY 1,627.28 Expires 12/11/2015 Counterparty: BOA	460,613	(154,092)
OTC - TOPIX Index Index Value JPY 1,660.07 Expires 09/11/2015 Counterparty: BNP	219,595	(46,771)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Contracts	Value
WRITTEN OPTIONS (continued) (N) (O)
Call Options (continued)
OTC - UnitedHealth Group, Inc. Strike Price $87.50 Expires 03/20/2015 Counterparty: BCLY	13,589	$ (195,002)
Procter & Gamble Co. Strike Price $85.00 Expires 01/17/2015	168	(113,400)

		(2,934,778)

Put Options - (0.3)%
Ocean Rig UDW, Inc. Strike Price $15.00 Expires 03/20/2015	168	(100,800)
OTC - Coach, Inc. Strike Price $42.50 Expires 02/20/2015 Counterparty: BOA	26,210	(138,045)
OTC - CONSOL Energy, Inc. Strike Price $38.00 Expires 04/17/2015 Counterparty: BCLY	33,950	(176,540)
OTC - CONSOL Energy, Inc. Strike Price $39.00 Expires 04/17/2015 Counterparty: UBS	54,489	(329,658)
OTC - Delphi Automotive PLC Strike Price $65.00 Expires 01/16/2015 Counterparty: MSC	3,600	(720)
OTC - Diamondback Energy, Inc. Strike Price $65.00 Expires 01/16/2015 Counterparty: GSC	13,589	(82,893)
OTC - EOG Resources, Inc. Strike Price $100.00 Expires 04/17/2015 Counterparty: BCLY	13,624	(162,466)
OTC - EURO STOXX 50 Index Index Value EUR 2,586.07 Expires 09/21/2018 Counterparty: DUB	375	(148,652)
OTC - General Electric Co. Strike Price $23.00 Expires 06/19/2015 Counterparty: DUB	135,857	(76,080)
OTC - Gilead Sciences, Inc. Strike Price $85.00 Expires 01/15/2016 Counterparty: CITI	13,900	(120,583)
OTC - IBOV Index Index Value $50,617.48 Expires 02/18/2015 Counterparty: MSC	52	(101,315)
OTC - MAXIS Nikkei 225 ETF Strike Price JPY 15,500.00 Expires 03/13/2015 Counterparty: CITI	54,942	(89,445)

	Contracts	Value
WRITTEN OPTIONS (continued) (N) (O)
Put Options (continued)
OTC - Morgan Stanley Custom Index Index Value JPY 128.68 Expires 12/11/2015 Counterparty: MSC	2,451,202	$ (195,271)
OTC - Morgan Stanley Custom Index Index Value JPY 137.22 Expires 12/11/2015 Counterparty: MSC	632,982	(56,095)
OTC - Russell 2000 Index Index Value $1,050.00 Expires 01/16/2015 Counterparty: DUB	6,485	(9,565)
OTC - Russell 2000 Index Index Value $1,085.00 Expires 02/20/2015 Counterparty: BOA	6,237	(59,611)
OTC - S&P 500 Index Index Value $1,935.00 Expires 02/20/2015 Counterparty: MSC	3,090	(56,856)
OTC - SPDR Gold Shares Exercise Price $108.00 Expires 09/18/2015 Counterparty: JPM	30,300	(132,563)
OTC - Taiwan Stock Exchange Weighted Index Index Value TWD 8,100.70 Expires 09/21/2016 Counterparty: CITI	12,200	(136,492)
OTC - TOPIX Index Index Value JPY 1,136.91 Expires 06/12/2015 Counterparty: GSC	451,432	(44,081)
OTC - TOPIX Index Index Value JPY 1,161.53 Expires 09/11/2015 Counterparty: BNP	219,595	(42,670)
OTC - TOPIX Index Index Value JPY 1,170.00 Expires 12/11/2015 Counterparty: CITI	482,220	(137,342)
OTC - TOPIX Index Index Value JPY 1,171.64 Expires 12/11/2015 Counterparty: BOA	460,613	(132,503)
OTC - TOPIX Index Index Value JPY 1,187.78 Expires 06/12/2015 Counterparty: MSC	258,856	(38,338)
OTC - TOPIX Index Index Value JPY 1,275.00 Expires 09/11/2015 Counterparty: MSC	220,195	(90,253)
OTC - TOPIX Index Index Value JPY 1,300.00 Expires 09/11/2015 Counterparty: BOA	274,013	(213,894)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Contracts	Value
WRITTEN OPTIONS (continued) (N) (O)
Put Options (continued)
OTC - Transocean, Ltd. Strike Price $32.00 Expires 01/16/2015 Counterparty: CITI	54,322	$ (745,569)
OTC - Transocean, Ltd. Strike Price $32.00 Expires 01/16/2015 Counterparty: GSC	27,155	(372,702)

	Contracts	Value
WRITTEN OPTIONS (continued) (N) (O)
Put Options (continued)
OTC - Transocean, Ltd. Strike Price $38.00 Expires 01/16/2015 Counterparty: GSC	38,881	$ (767,900)

		(4,758,902)

Total Written Options (Premium received $5,484,608)		$ (7,693,680)

WRITTEN SWAPTIONS ON INTEREST RATE SWAP AGREEMENTS: (N) (O)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums Paid (Received)	Value
Call - OTC 10-Year	BOA	3-Month USD-LIBOR BBA	Receive	2.05%	02/17/2015	$13,823,402	$(15,620)	$(18,804)
Call - OTC 5-Year	DUB	3-Month USD-LIBOR BBA	Receive	1.47	03/31/2015	42,380,787	(52,976)	(37,593)

Total							$(68,596)	$(56,397)

CENTRALLY CLEARED SWAP AGREEMENTS: (Q) (R)

Credit Default Swap Agreements on Credit Indices - Buy Protection (S)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Notional Amount (T)	Fair Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North American High Yield Index - Series 23	5.00%	12/20/2019	$2,242,108	$(142,127)	$(150,312)	$8,185

Interest Rate Swap Agreements - Fixed Rate Receivable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	1.88%	03/11/2020	$15,420,000	$5,791	$0	$5,791
3-Month USD-LIBOR	2.19	02/01/2020	25,990,000	464,432	220	464,212
3-Month USD-LIBOR	2.29	03/17/2025	15,390,000	(82,819)	245	(83,064)
3-Month USD-LIBOR	2.39	03/11/2025	15,300,000	62,279	243	62,036

Total				$449,683	$708	$448,975

Interest Rate Swap Agreements - Fixed Rate Payable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	0.99%	03/17/2017	$69,970,000	$96,160	$300	$95,860
3-Month USD-LIBOR	1.02	03/11/2017	69,560,000	45,437	0	45,437
3-Month USD-LIBOR	1.03	03/11/2017	38,190,000	14,502	0	14,502
3-Month USD-LIBOR	1.18	02/01/2017	64,960,000	(283,774)	286	(284,060)

Total				$(127,675)	$586	$(128,261)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

OVER THE COUNTER SWAP AGREEMENTS: (N) (O)

Credit Default Swap Agreements on Corporate and Sovereign Issues - Buy Protection (S)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Counterparty	Implied Credit Spread (Basis Points) at December 31, 2014 (V)	Notional Amount (T)	Fair Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Transocean, Inc., 7.38%, 04/15/2018	1.00%	06/20/2019	JPM	610.99	$413,322	$76,232	$8,871	$67,361
Transocean, Inc., 7.38%, 04/15/2018	1.00	06/20/2019	CITI	610.99	453,041	83,557	9,014	74,543
Transocean, Inc., 7.38%, 04/15/2018	1.00	06/20/2019	JPM	610.99	118,000	21,763	2,538	19,225
Transocean, Inc., 7.38%, 04/15/2018	1.00	06/20/2019	BCLY	610.99	295,000	54,408	6,405	48,003
Transocean, Inc., 7.38%, 04/15/2018	1.00	06/20/2019	BCLY	610.99	194,143	35,807	4,333	31,474
Transocean, Inc., 7.38%, 04/15/2018	1.00	06/20/2019	BCLY	610.99	647,100	119,349	14,442	104,907
Transocean, Inc., 7.38%, 04/15/2018	1.00	06/20/2019	BCLY	610.99	472,000	87,054	11,100	75,954
Transocean, Inc., 7.38%, 04/15/2018	1.00	06/20/2019	BCLY	610.99	300,000	59,139	9,824	49,315

Total						$537,309	$66,527	$470,782

Interest Rate Swap Agreements - Fixed Rate Receivable
Floating Rate Index	Fixed Rate	Expiration Date	Counterparty	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
6-Month AUD-BBR BBSW	2.89%	06/11/2020	DUB	AUD	1,727,205	$11,290	$0	$11,290
6-Month PLN-WIBOR	2.76	09/08/2024	DUB	PLN	4,454,000	74,239	0	74,239

Total						$85,529	$0	$85,529

Total Return Swap Agreements - Payable (W)
Reference Entity	Floating Rate	Termination Date	Counterparty	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Siloam International Hospitals Tbk PT	1-Month USD-LIBOR BBA	03/13/2015	CITI	325,345	$58,331	$37,978	$20,353

Total Return Swap Agreements - Receivable (W)
Reference Entity	Fixed Rate	Termination Date	Counterparty	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
SGX Nikkei Stock Average Dividend Point Index Futures	0.00%	03/31/2017	BNP	210,000	$59,083	$3,286	$55,797
SGX Nikkei Stock Average Dividend Point Index Futures	1.00	03/31/2016	BNP	220,000	51,061	7,101	43,960
SGX Nikkei Stock Average Dividend Point Index Futures	1.00	03/31/2016	BNP	220,000	42,795	(2,582)	45,377
SGX Nikkei Stock Average Dividend Point Index Futures	1.00	03/31/2017	BNP	210,000	67,850	13,556	54,294

Total					$220,789	$21,361	$199,428

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FUTURES CONTRACTS: (X)
Description	Type	Number of Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
EURO STOXX 50 Index	Long	20	03/20/2015	$685
FTSE 100 Index	Short	(5)	03/20/2015	(19,257)
NASDAQ 100 E-Mini Index	Long	18	03/20/2015	53,707
Nikkei 225 Index	Long	107	03/12/2015	42,502
S&P 500 E-Mini Index	Short	(284)	03/20/2015	(349,764)
TOPIX Index	Long	42	03/12/2015	(101,482)

Total				$(373,609)

FORWARD FOREIGN CURRENCY CONTRACTS: (N) (O)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/08/2015	2,556,000	EUR	3,144,043	USD	$—	$(50,881)
BNP	01/08/2015	3,255,336	USD	2,556,000	EUR	162,175	—
BNP	01/09/2015	6,000	EUR	7,429	USD	—	(168)
BNP	01/09/2015	382,457,837	JPY	3,189,262	USD	3,991	—
BNP	01/09/2015	3,514,010	USD	2,775,000	EUR	155,788	—
BNP	01/09/2015	3,470,617	USD	382,457,837	JPY	277,364	—
BNP	01/15/2015	12,000	EUR	14,859	USD	—	(336)
BNP	01/15/2015	3,539,594	USD	2,776,000	EUR	179,940	—
BNP	01/22/2015	3,134,405	USD	41,639,000	MXN	316,027	—
BNP	02/06/2015	3,526,321	USD	9,316,187	BRL	56,075	—
BNP	02/06/2015	2,668,162	USD	316,307,880	JPY	26,603	—
BNP	05/28/2015	2,849,979	USD	41,804,910	MXN	42,818	—
CSFB	01/08/2015	5,272,527	USD	588,354,400	JPY	360,227	—
CSFB	01/15/2015	319,622,576	JPY	2,677,983	USD	—	(9,220)
CSFB	01/15/2015	2,792,000	USD	319,622,576	JPY	123,238	—
CSFB	01/16/2015	512,471,000	JPY	4,232,237	USD	46,795	—
CSFB	01/16/2015	4,745,102	USD	512,471,000	JPY	466,070	—
CSFB	01/29/2015	1,354,648	USD	157,998,000	JPY	35,246	—
CSFB	01/30/2015	155,748,000	JPY	1,292,177	USD	8,447	—
CSFB	01/30/2015	1,301,392	USD	155,748,000	JPY	768	—
CSFB	02/05/2015	266,225,300	JPY	2,208,853	USD	14,437	—
CSFB	02/05/2015	2,242,842	USD	266,225,300	JPY	19,552	—
CSFB	02/05/2015	1,034,093	USD	13,830,480	MXN	98,723	—
CSFB	02/12/2015	4,911,505	USD	3,926,000	EUR	158,853	—
CSFB	02/12/2015	2,371,869	USD	277,983,000	JPY	50,258	—
CSFB	02/13/2015	3,028,353	USD	2,441,000	EUR	73,359	—
CSFB	04/01/2015	2,017,214	USD	27,628,970	MXN	155,216	—
CSFB	05/05/2015	2,816,000	USD	3,149,977,600	KRW	—	(35,053)
CSFB	06/26/2015	163,736,423	INR	2,568,036	USD	—	(64,195)
CSFB	08/05/2015	86,222,180	INR	1,331,000	USD	—	(21,767)
DUB	01/08/2015	37,000	EUR	45,816	USD	—	(1,041)
DUB	01/08/2015	3,253,724	USD	2,556,000	EUR	160,563	—
DUB	01/09/2015	64,000	EUR	79,251	USD	—	(1,800)
DUB	01/09/2015	5,575,595	USD	4,402,000	EUR	248,426	—
DUB	01/22/2015	83,577,000	JPY	700,378	USD	—	(2,490)
DUB	01/22/2015	2,479,094	USD	286,618,000	JPY	85,765	—
DUB	01/23/2015	3,461,779	USD	3,988,224	AUD	211,422	—
DUB	01/23/2015	2,610,177	USD	301,062,997	JPY	96,207	—
DUB	01/30/2015	11,609,455	CNY	1,874,912	USD	—	(10,787)
DUB	01/30/2015	1,859,000	USD	11,609,455	CNY	—	(5,125)
DUB	02/05/2015	1,856,244	USD	1,494,500	EUR	47,159	—
DUB	02/06/2015	3,398,465	USD	3,964,149	AUD	170,739	—
DUB	02/12/2015	2,095,954	GBP	2,637,000	EUR	73,424	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (N) (O)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
DUB	02/12/2015	4,982,052	USD	3,984,000	EUR	$159,188	$—
DUB	02/13/2015	941,115	USD	2,575,832	BRL	—	(16,671)
DUB	02/19/2015	1,798,007	USD	24,033,060	MXN	174,043	—
DUB	05/05/2015	3,490,000	USD	3,836,626,800	KRW	17,459	—
HSBC	01/15/2015	846,000	GBP	1,363,786	USD	—	(45,370)
HSBC	01/15/2015	1,326,731	USD	846,000	GBP	8,315	—
HSBC	02/12/2015	2,560,498	USD	300,116,000	JPY	54,041	—
HSBC	03/05/2015	2,589,581	USD	34,574,790	MXN	255,632	—
HSBC	03/10/2015	1,312,656	USD	140,000,000	JPY	143,120	—
HSBC	03/19/2015	2,051,161	USD	27,588,530	MXN	190,471	—
JPM	01/22/2015	1,231,387	USD	991,000	EUR	31,936	—
JPM	01/23/2015	2,485,681	USD	286,599,000	JPY	92,490	—
JPM	01/29/2015	413,925,943	JPY	3,483,639	USD	—	(27,047)
JPM	01/29/2015	3,521,000	USD	413,925,943	JPY	64,409	—
JPM	01/30/2015	4,900,475	USD	586,435,000	JPY	3,262	—
JPM	02/06/2015	443,907,000	JPY	3,669,093	USD	38,075	—
JPM	02/06/2015	3,774,719	USD	443,907,000	JPY	67,552	—
JPM	02/13/2015	3,142,553	USD	2,531,000	EUR	78,607	—
JPM	03/19/2015	998,709	USD	13,666,840	MXN	76,959	—
JPM	04/30/2015	2,022,981	USD	27,609,640	MXN	165,718	—
JPM	05/07/2015	5,644,000	USD	684,193,900	JPY	—	(75,546)
JPM	06/09/2015	2,120,000	USD	13,329,458	CNY	2,813	—
JPM	06/11/2015	2,802,903	USD	41,946,000	MXN	—	(11,230)
JPM	09/15/2015	872,193,000	CLP	1,396,230	USD	9,302	—
JPM	09/15/2015	1,435,000	USD	872,193,000	CLP	29,468	—
MSC	01/16/2015	3,552,915	USD	4,016,000	AUD	278,198	—
MSC	01/16/2015	3,364,656	USD	8,680,812	BRL	113,529	—
MSC	01/22/2015	2,553,467	USD	295,523,000	JPY	85,780	—
MSC	01/23/2015	1,415,057	USD	1,703,000	AUD	27,131	—
MSC	01/23/2015	2,939,445	USD	2,361,000	EUR	81,793	—
MSC	01/30/2015	3,131,613	USD	2,544,000	EUR	52,228	—
MSC	02/04/2015	2,347,438	USD	280,000,000	JPY	9,132	—
MSC	02/05/2015	3,108,123	USD	2,503,200	EUR	78,012	—
MSC	03/23/2015	2,348,343	USD	280,000,000	JPY	8,913	—
MSC	08/24/2015	1,433,000	USD	861,419,290	CLP	42,337	—
UBS	01/08/2015	2,800,000	USD	318,651,200	JPY	139,511	—
UBS	01/09/2015	2,575,454	USD	295,080,100	JPY	111,744	—
UBS	01/15/2015	7,000	EUR	8,667	USD	—	(196)
UBS	01/15/2015	3,533,219	USD	2,771,000	EUR	179,616	—
UBS	01/30/2015	3,050,418	USD	2,478,000	EUR	50,922	—
UBS	02/05/2015	389,446,200	JPY	3,251,237	USD	1,089	—
UBS	02/05/2015	3,277,808	USD	389,446,200	JPY	25,481	—
UBS	02/06/2015	20,426,799	MXN	1,415,000	USD	—	(33,600)
UBS	02/06/2015	2,099,571	USD	28,721,295	MXN	157,241	—
UBS	02/12/2015	3,024,080	USD	2,420,000	EUR	94,530	—
UBS	04/16/2015	1,405,603	USD	20,973,000	MXN	—	(6,480)
UBS	08/26/2015	1,436,000	USD	863,588,860	CLP	42,062	—

Total						$7,167,784	$(419,003)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Foreign Government Obligations	7.0%	$104,564,499
U.S. Government Obligations	5.6	83,115,167
Oil, Gas & Consumable Fuels	4.8	71,117,349
Pharmaceuticals	4.5	67,582,011
Banks	4.3	64,847,396
Diversified Financial Services	3.2	47,910,797
Health Care Providers & Services	2.4	35,266,361
Automobiles	2.1	30,963,487
Metals & Mining	2.1	30,697,404
Internet Software & Services	2.0	30,138,330
Chemicals	1.8	26,629,548
Software	1.8	26,607,049
Real Estate Management & Development	1.7	25,462,254
Capital Markets	1.7	25,082,282
Diversified Telecommunication Services	1.6	24,182,118
Insurance	1.6	23,932,250
Media	1.5	21,725,892
Biotechnology	1.3	18,921,664
Industrial Conglomerates	1.2	18,666,008
Auto Components	1.2	18,596,394
IT Services	1.2	18,561,520
Electrical Equipment	1.2	18,024,720
Purchased Options	1.1	17,026,508
Aerospace & Defense	1.1	16,484,190
Food Products	1.0	14,634,192
Machinery	1.0	14,569,245
Real Estate Investment Trusts	1.0	14,363,656
Road & Rail	0.9	13,823,982
Consumer Finance	0.8	11,925,597
Household Products	0.8	11,688,201
Beverages	0.7	11,188,187
Electric Utilities	0.7	10,278,776
Trading Companies & Distributors	0.7	9,839,834
Multi-Utilities	0.7	9,755,890
Communications Equipment	0.6	9,385,810
Health Care Equipment & Supplies	0.6	9,333,764
Energy Equipment & Services	0.6	9,257,930
Electronic Equipment, Instruments & Components	0.6	8,986,951
Life Sciences Tools & Services	0.5	8,006,658
Wireless Telecommunication Services	0.5	7,061,839
Technology Hardware, Storage & Peripherals	0.5	6,981,694
Air Freight & Logistics	0.5	6,965,017
Hotels, Restaurants & Leisure	0.5	6,840,252
Airlines	0.4	6,446,224
Textiles, Apparel & Luxury Goods	0.4	5,879,418
Independent Power and Renewable Electricity Producers	0.4	5,303,506
Specialty Retail	0.3	4,993,676
Semiconductors & Semiconductor Equipment	0.3	4,793,031
Containers & Packaging	0.3	3,981,704
Gas Utilities	0.3	3,917,639
Food & Staples Retailing	0.3	3,753,537
Construction & Engineering	0.2	3,327,461
Internet & Catalog Retail	0.2	3,281,951
Personal Products	0.2	3,244,891
Household Durables	0.2	3,170,837
Building Products	0.2	2,862,561

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Health Care Technology	0.1%		$2,250,739
Paper & Forest Products	0.1		1,873,133
Tobacco	0.1		1,503,107
Water Utilities	0.1		1,406,001
U.S. Government Agency Obligation	0.1		1,402,430
Multiline Retail	0.1		1,128,688
Commercial Services & Supplies	0.1		1,113,958
Leisure Products	0.1		944,307
Purchased Swaptions	0.1		937,120
Professional Services	0.0	(C)	715,042
Transportation Infrastructure	0.0	(C)	680,804
Purchased Foreign Exchange Options	0.0	(C)	634,934
Marine	0.0	(C)	603,735
Thrifts & Mortgage Finance	0.0	(C)	302,297
Distributors	0.0	(C)	67,790

Investments, at Value	75.8		1,131,513,194
Short-Term Investments	24.2		360,783,257

Total Investments	100.0%		$1,492,296,451

SECURITY VALUATION:

Valuation Inputs (Y)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
U.S. Government Obligations	$—	$83,115,167	$—	$83,115,167
U.S. Government Agency Obligation	—	1,402,430	—	1,402,430
Foreign Government Obligations	—	104,564,499	—	104,564,499
Corporate Debt Securities	—	67,725,497	—	67,725,497
Convertible Bonds
Cayman Islands	—	611,203	—	611,203
India	—	2,202,045	—	2,202,045
Jersey, Channel Islands	—	1,943,040	—	1,943,040
Luxembourg	—	1,418,179	—	1,418,179
Netherlands	—	2,141,305	1,284,720	3,426,025
Singapore	—	5,327,987	—	5,327,987
Spain	—	2,447,351	—	2,447,351
United States	—	15,833,176	1,290,896	17,124,072
Loan Assignments	—	14,539,897	—	14,539,897
Short-Term U.S. Government Obligations	—	249,389,121	—	249,389,121
Short-Term Foreign Government Obligations	—	29,309,094	—	29,309,094
Convertible Preferred Stocks	8,049,664	3,369,614	—	11,419,278
Preferred Stocks
Brazil	1,675,419	—	—	1,675,419
Korea, Republic of	—	302,864	—	302,864
United Kingdom	2,420,951	—	—	2,420,951
United States	6,541,250	—	3,646,015	10,187,265
Common Stocks
Australia	—	5,972,421	—	5,972,421
Belgium	—	949,018	—	949,018
Bermuda	218,563	—	—	218,563

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

SECURITY VALUATION (continued):

Valuation Inputs (continued) (Y)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
Brazil	$5,063,744	$217,257	$—	$5,281,001
Canada	21,607,689	—	—	21,607,689
China	2,854,793	1,861,806	—	4,716,599
Cocos (Keeling) Islands	301,776	—	—	301,776
Denmark	—	318,042	—	318,042
France	4,399,883	35,530,509	—	39,930,392
Germany	—	18,520,962	—	18,520,962
Hong Kong	—	13,128,988	—	13,128,988
Indonesia	—	790,512	—	790,512
Ireland	2,714,869	2,665,701	—	5,380,570
Israel	2,901,512	—	—	2,901,512
Italy	—	8,096,415	—	8,096,415
Japan	—	120,368,210	—	120,368,210
Kazakhstan	—	100,108	—	100,108
Korea, Republic of	—	7,159,890	—	7,159,890
Luxembourg	—	410,889	—	410,889
Malaysia	—	3,442,483	—	3,442,483
Mexico	4,342,204	—	—	4,342,204
Netherlands	8,026,159	9,422,180	—	17,448,339
Norway	—	6,487,327	—	6,487,327
Portugal	—	663,284	—	663,284
Russian Federation	62,140	—	—	62,140
Singapore	—	9,852,367	—	9,852,367
South Africa	—	724,877	—	724,877
Spain	—	2,112,392	—	2,112,392
Sweden	—	5,294,781	—	5,294,781
Switzerland	623,235	25,242,564	—	25,865,799
Taiwan	—	3,043,334	—	3,043,334
Thailand	—	1,869,865	—	1,869,865
United Arab Emirates	—	1,820,611	—	1,820,611
United Kingdom	6,018,883	36,515,379	—	42,534,262
United States	376,882,190	718,879	9,903,833	387,504,902
Right	73,672	—	—	73,672
Warrants	—	365,256	—	365,256
Investment Companies	10,117,642	—	—	10,117,642
Master Limited Partnerships	1,282,369	—	—	1,282,369
Purchased Options	17,026,508	—	—	17,026,508
Purchased Foreign Exchange Options	—	634,934	—	634,934
Purchased Swaptions	—	937,120	—	937,120
Securities Lending Collateral	81,299,444	—	—	81,299,444
Repurchase Agreement	—	785,598	—	785,598

Total Investments	$564,504,559	$911,666,428	$16,125,464	$1,492,296,451

Derivative Financial Instruments
Credit Default Swap Agreements	$—	$537,309	$—	$537,309
Interest Rate Swap Agreements	—	774,130	—	774,130
Total Return Swap Agreements	—	279,120	—	279,120
Futures Contracts (Z)	96,894	—	—	96,894
Forward Foreign Currency Contracts (Z)	—	7,167,784	—	7,167,784

Total Derivative Financial Instruments	$96,894	$8,758,343	$—	$8,855,237

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

SECURITY VALUATION (continued):

Valuation Inputs (continued) (Y)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
LIABILITIES
Securities Sold Short
Common Stocks	$(1,854,237)	$—	$—	$(1,854,237)

Total Securities Sold Short	$(1,854,237)	$—	$—	$(1,854,237)

Derivative Financial Instruments
Written Options	$(7,693,680)	$—	$—	$(7,693,680)
Written Swaptions on Interest Rate Swap Agreements	—	(56,397)	—	(56,397)
Credit Default Swap Agreements	—	(142,127)	—	(142,127)
Interest Rate Swap Agreements	—	(366,593)	—	(366,593)
Futures Contracts (Z)	(470,503)	—	—	(470,503)
Forward Foreign Currency Contracts (Z)	—	(419,003)	—	(419,003)

Total Derivative Financial Instruments	$(8,164,183)	$(984,120)	$—	$(9,148,303)

Level 3 Rollforward

Investments	Beginning Balance at December 31, 2013	Purchases (AA)	Sales	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (AB)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at December 31, 2014 (AC)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2014 (AB)
Convertible Bonds	$—	$3,020,801	$—	$(2)	$—	$(445,183)	$—	$—	$2,575,616	$(445,183)
Preferred Stocks	—	3,306,338	—	—	—	339,677	—	—	3,646,015	339,677
Common Stocks	—	5,525,008	—	—	—	4,378,825	—	—	9,903,833	4,378,825

Total	$—	$11,852,147	$—	$(2)	$—	$4,273,319	$—	$—	$16,125,464	$4,273,319

Quantitative Information About Significant Unobservable Inputs (Level 3)

Investments	Value at December 31, 2014	Valuation Techniques	Unobservable Input	Range		Weighted Average	Impact to Valuation from an Increase in Input
Convertible Bonds	$ 2,575,616	Market Comparable Companies Discounted Cash Flow	EBITDA Multiple Discount Rate	21.00x 15.0%	21.50x 15.0%	21.25x 15.0%	Increase Decrease
Preferred Stocks	$ 3,646,015	Market Comparable Companies	Enterprise Value / Revenue	7.56x	12.00x	10.03x	Increase
Common Stocks	$ 9,903,833	Market Transaction Method Market Comparable Companies Market Comparable Companies Discount for Illiquidity	Price of Tender Offer Enterprise Value / Revenue EBITDA Multiple Illiquidity Market Price Discount	$ 19.1012 8.5x 21.00x 5.0%	$ 19.1012 10.5x 21.50x 5.0%	$ 19.1012 9.5x 21.25x 5.0%	Increase Increase Increase Decrease

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $78,782,465. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	At December 31, 2014, the Portfolio owned the respective securities which were restricted to public resale:

Investments	Description	Acquisition Date	Cost	Value	Value as % of Net Assets
Foreign Government Obligations	Provincia de Buenos Aires	05/19/2014	$315,915	$299,390	0.02%

Foreign Government Obligations	U.K. Gilt	06/18/2014	18,170,997	18,110,202	1.29

Corporate Debt Securities	Sun Hung KAI Properties Capital Market, Ltd.	05/05/2014	492,722	505,451	0.04

Corporate Debt Securities	Credit Suisse Group Guernsey I, Ltd.	05/05/2014	734,715	713,380	0.05

Convertible Bonds	REI Agro, Ltd.	05/05/2014	152,161	144,716	0.01

Convertible Bonds	Telecom Italia Finance SA	08/13/2014	152,322	141,818	0.01

Convertible Bonds	CapitaLand, Ltd.	05/05/2014	1,198,289	1,132,374	0.08

Convertible Bonds	CapitaLand, Ltd.	05/05/2014	2,192,331	2,080,380	0.15

Convertible Bonds	Olam International, Ltd.	05/05/2014	1,176,972	1,160,500	0.08

Convertible Bonds	Telefonica SA	07/24/2014	675,900	622,293	0.04

Convertible Bonds	Delta Topco, Ltd.	05/05/2014	1,286,319	1,290,896	0.09

Preferred Stocks	Palantir Technologies, Inc.	05/05/2014	1,304,158	1,304,158	0.09

Preferred Stocks	Uber Technologies, Inc.	08/12/2014	2,002,180	2,341,857	0.17

Common Stocks	Delta Topco, Ltd.	05/05/2014	1,033,601	877,259	0.06

Common Stocks	Dropbox, Inc.	05/05/2014	3,285,009	3,154,297	0.23

Common Stocks	Mobileye N.V.	11/04/2014	1,206,398	5,872,277	0.42

Warrants	TFS Corp., Ltd.	05/02/2014	54,391	36,029	0.00	(K)

			$35,434,380	$39,787,277	2.83%

(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Floating or variable rate security. Rate is disclosed as of December 31, 2014.
(E)	Total aggregate value of illiquid securities is $18,809,645, representing 1.34% of the Portfolio’s net assets.
(F)	Security in default.
(G)	The security has a perpetual maturity; the date shown is the next call date.
(H)	Step bond. Coupon rate changes in increments to maturity; the rate is as of December 31, 2014. Maturity date disclosed is the ultimate maturity date.
(I)	Fair valued as determined in good faith in accordance with procedures established by the board of trustees. Total aggregate fair value of securities is $18,333,768, representing 1.30% of the Portfolio’s net assets.
(J)	Rate disclosed reflects the yield at December 31, 2014.
(K)	Percentage rounds to less than 0.01% or (0.01)%.
(L)	Non-income producing security.
(M)	All or a portion of the security has been segregated by the custodian as collateral for open options, swap, swaptions and/or forward foreign currency contracts. Total value of securities segregated for open options, swap, swaptions and/or forward foreign currency contracts is $2,700,539.
(N)	Securities with an aggregate market value of $1,705,883 have been segregated by the broker as collateral for open options, swap, swaptions and/or forward foreign currency contracts.
(O)	Cash in the amount of $8,570,000 has been segregated by the broker as collateral for open options, swap, swaptions and/or forward foreign currency contracts.
(P)	Aggregate cost for federal income tax purposes is $1,514,895,724. Aggregate gross unrealized appreciation and depreciation for all securities is $59,978,468 and $82,590,670, respectively. Net unrealized depreciation for tax purposes is $22,612,202.
(Q)	Cash in the amount of $1,280,000 has been segregated by the custodian as collateral for centrally cleared swap agreements.
(R)	Cash in the amount of $1,110,000 has been segregated by the broker as collateral for centrally cleared swap agreements.
(S)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(T)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(U)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(V)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(W)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(X)	Cash in the amount of $1,457,000 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(Y)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(Z)	Derivative financial instrument valued at unrealized appreciation (depreciation).
(AA)	Purchases include all purchases of securities and securities received in corporate actions.
(AB)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2014 may be due to an investment no longer held or categorized as Level 3 at year end.
(AC)	Total aggregate fair value of Level 3 securities is 1.15% of the Portfolio’s net assets.

DEFINITIONS:

144A	144A securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities aggregated $34,005,553, representing 2.42% of the Portfolio’s net assets.
ADR	American Depositary Receipt
BBA	British Bankers’ Association
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Reference Rate
BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America
CITI	Citigroup, Inc.
CSFB	Credit Suisse First Boston
CVA	Dutch Certificate Depositary Receipt
DUB	Deutsche Bank AG
EBITDA	Earnings before interest, tax, depreciation and amortization
ETF	Exchange-Traded Fund
FTSE	Financial Times & London Stock Exchange Index
GDR	Global Depositary Receipt
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
IBOV	Brazil’s Brazil Bovespa Index
JPM	JPMorgan Chase Bank
LIBOR	London Interbank Offered Rate
MSC	Morgan Stanley
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
OTC	Over the Counter
REIT	Real Estate Investment Trust; includes domestic REITs and Foreign REITs

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

DEFINITIONS (continued):

Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SGX	Singapore Exchange
SPDR	Standard & Poor’s Depositary Receipt
STOXX	Deutsche Börse Group & SIX Group Index
TBA	To Be Announced
TOPIX	Tokyo Stock Price Index
UBS	UBS AG
WIBOR	Warsaw Interbank Offered Rate

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
PLN	Polish Zloty
SGD	Singapore Dollar
TWD	Taiwan New Dollar
USD	United States Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $1,511,189,851) (including securities loaned of $78,782,465)	$1,491,510,853
Repurchase agreement, at value (cost $785,598)	785,598
Cash on deposit with broker	4,562,005
Foreign currency, at value (cost $17,126)	17,493
Unrealized appreciation on forward foreign currency contracts	7,167,784
OTC swap agreements, at value	901,958
Receivables:
Shares sold	514,377
Investments sold	1,625,924
Interest	2,613,985
Dividends	644,424
Tax reclaims	87,605
Net income from securities lending	62,385
Variation margin receivable on derivative financial instruments	241,357
Prepaid expenses	8,398

Total assets	1,510,744,146

Liabilities:
Due to custodian	90,280
Cash deposit due to broker	9,680,000
Payables and other liabilities:
Shares redeemed	301,539
Investments purchased	1,564,259
Investment advisory fees	864,613
Distribution and service fees	291,614
Administration fees	31,787
Transfer agent fees	3,521
Trustees fees	485
Audit and tax fees	20,028
Printing and shareholder reports fees	101,430
Dividends from securities sold short	3,183
Foreign capital gains tax	76,963
Other	2,184
Collateral for securities on loan	81,299,444
Written options and swaptions, at value (premium received $5,553,204)	7,750,077
Securities sold short, at value (proceeds $1,820,233)	1,854,237
Unrealized depreciation on forward foreign currency contracts	419,003

Total liabilities	104,354,647

Net assets	$1,406,389,499

Net assets consist of:
Capital stock ($0.01 par value)	$1,006,200
Additional paid-in capital	1,248,403,743
Undistributed (distributions in excess of) net investment income (loss)	22,544,508
Accumulated net realized gain (loss)	148,980,037
Net unrealized appreciation (depreciation) on:
Investments	(19,755,961	)(A)
Futures contracts	(373,609)
Written options and swaptions	(2,196,873)
Swap agreements	1,104,991
Translation of assets and liabilities denominated in foreign currencies	6,710,467
Securities sold short	(34,004)

Net assets	$1,406,389,499

Net assets by class:
Initial Class	$122,871,231
Service Class	1,283,518,268

Shares outstanding:
Initial Class	12,383,260
Service Class	88,236,756

Net asset value and offering price per share:
Initial Class	$9.92
Service Class	14.55

CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $642,237)	$10,838,949
Interest income (net of withholding taxes on foreign interest of $26,650)	8,433,695
Net income from securities lending	304,842

Total investment income	19,577,486

Expenses:
Investment advisory fees	6,574,293
Distribution and service fees:
Service Class	3,272,799
Administration fees	339,092
Transfer agent fees	20,542
Trustees fees	50,898
Audit and tax fees	36,899
Custody fees	696,189
Legal fees	114,499
Printing and shareholder reports fees	71,875
Dividends and interest on securities sold short	7,154
Other	70,130

Total expenses	11,254,370

Portfolio expenses (waived/reimbursed) recaptured	(290,138)

Net expenses	10,964,232

Net investment income (loss)	8,613,254

Net realized gain (loss) on:
Investments	153,043,271
Futures contracts	(4,505,339)
Written options and swaptions	(1,716,333)
Securities sold short	(110,592)
Swap agreements	70,611
Foreign currency transactions	15,769,118

Net realized gain (loss)	162,550,736

Net change in unrealized appreciation (depreciation) on:
Investments	(154,328,915	)(A)
Futures contracts	(373,609)
Written options and swaptions	(2,196,873)
Swap agreements	1,104,991
Translation of assets and liabilities denominated in foreign currencies	6,710,467
Securities sold short	(34,004)

Net change in unrealized appreciation (depreciation)	(149,117,943)

Net realized and change in unrealized gain (loss)	13,432,793

Net increase (decrease) in net assets resulting from operations	$22,046,047

(A)	Net of foreign capital gains tax of $76,963.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$8,613,254	$25,831,823
Net realized gain (loss)	162,550,736	41,296,140
Net change in unrealized appreciation (depreciation)	(149,117,943)	101,310,032
Net increase (decrease) in net assets resulting from operations	22,046,047	168,437,995

Distributions to shareholders:
Net investment income:
Initial Class	(2,874,208)	(91,366)
Service Class	(22,966,449)	(13,971,102)
Total distributions from net investment income	(25,840,657)	(14,062,468)
Net realized gains:
Initial Class	(4,099,543)	(55,714)
Service Class	(37,201,711)	(10,266,438)
Total distributions from net realized gains	(41,301,254)	(10,322,152)
Total distributions to shareholders	(67,141,911)	(24,384,620)

Capital share transactions:
Proceeds from shares sold:
Initial Class	119,181,344	2,006,754
Service Class	23,155,871	83,588,069
	142,337,215	85,594,823
Dividends and distributions reinvested:
Initial Class	6,973,751	147,080
Service Class	60,168,160	24,237,540
	67,141,911	24,384,620
Cost of shares redeemed:
Initial Class	(1,388,305)	(821,074)
Service Class	(83,973,921)	(104,607,506)
	(85,362,226)	(105,428,580)
Net increase (decrease) in net assets resulting from capital share transactions	124,116,900	4,550,863
Net increase (decrease) in net assets	79,021,036	148,604,238

Net assets:
Beginning of year	1,327,368,463	1,178,764,225
End of year	$1,406,389,499	$1,327,368,463
Undistributed (distributions in excess of) net investment income (loss)	$22,544,508	$25,830,501

Capital share transactions - shares:
Shares issued:
Initial Class	11,293,172	201,211
Service Class	1,555,091	5,892,544
	12,848,263	6,093,755
Shares reinvested:
Initial Class	691,840	15,039
Service Class	4,065,416	1,725,092
	4,757,256	1,740,131
Shares redeemed:
Initial Class	(137,200)	(82,520)
Service Class	(5,641,628)	(7,385,556)
	(5,778,828)	(7,468,076)

Net increase (decrease) in shares outstanding:
Initial Class	11,847,812	133,730
Service Class	(21,121)	232,080
	11,826,691	365,810

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:	Initial Class
	December 31, 2014		December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value, beginning of period/year	$10.43		$9.39	$9.05	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.11		0.27	0.17	0.46
Net realized and unrealized gain (loss)	0.11		1.08	0.74	(1.41)
Total investment operations	0.22		1.35	0.91	(0.95)
Distributions:
Net investment income	(0.30)		(0.19)	(0.34)	—
Net realized gains	(0.43)		(0.12)	(0.23)	—
Total distributions	(0.73)		(0.31)	(0.57)	—
Net asset value, end of period/year	$9.92		$10.43	$9.39	$9.05
Total return (D)	2.09%		14.61%	10.27%	(9.50	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$122,871		$5,587	$3,770	$1,855
Expenses to average net assets (F)
After (waiver/reimbursement) recapture	0.77%		0.05%	0.08%	0.08	%(G)
Before (waiver/reimbursement) recapture	0.78%		0.10%	0.13%	0.13	%(G)
Net investment income (loss) to average net assets (C)	1.08%		2.66%	1.86%	7.44	%(G)
Portfolio turnover rate (H)	47	%(I)	—%	—%	—%

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies in which the Portfolio invests.
(I)	Excludes investment securities received in kind.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2014		December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$14.98		$13.35	$12.65	$13.29	$12.16
Investment operations:
Net investment income (loss) (A) (B)	0.09		0.29	0.16	0.39	0.21
Net realized and unrealized gain (loss)	0.18		1.62	1.08	(0.90)	0.97
Total investment operations	0.27		1.91	1.24	(0.51)	1.18
Distributions:
Net investment income	(0.27)		(0.16)	(0.31)	(0.08)	(0.05)
Net realized gains	(0.43)		(0.12)	(0.23)	(0.05)	—
Total distributions	(0.70)		(0.28)	(0.54)	(0.13)	(0.05)
Net asset value, end of year	$14.55		$14.98	$13.35	$12.65	$13.29
Total return (C)	1.74%		14.43%	9.98%	(3.83)%	9.78%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,283,518		$1,321,781	$1,174,994	$1,055,579	$658,024
Expenses to average net assets (D)
After (waiver/reimbursement) recapture	0.81%		0.30%	0.33%	0.32%	0.30%
Before (waiver/reimbursement) recapture	0.83%		0.35%	0.38%	0.37%	0.35%
Net investment income (loss) to average net assets (B)	0.62%		2.06%	1.23%	2.96%	1.71%
Portfolio turnover rate (E)	47	%(F)	—%	—%	—%	—%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies in which the Portfolio invests.
(F)	Excludes investment securities received in kind.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. Prior to May 2, 2014, the Portfolio invested its investable assets in interests in BlackRock Global Allocation V.I. (the “Master Portfolio” or “MP”). As of the close of business on May 2, 2014, the Portfolio received its pro rata share of cash and securities from the MP. As of May 3, 2014, the Portfolio invests directly in securities. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Consolidated Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Consolidated Statement of Operations. Income from loaned securities in the Consolidated Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Consolidated Schedule of Investments, and as part of Repurchase agreements, at value on the Consolidated Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Consolidated Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Consolidated Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Payables, if any, are reflected as Due to custodian in the Consolidated Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2014, if any, are listed in the Consolidated Schedule of Investments.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask price (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Consolidated Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying investment. Writing put options tends to increase exposure to the underlying investment. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Interest rate swaptions: The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Open option contracts at December 31, 2014, if any, are listed in the Consolidated Schedule of Investments.

Transactions in written options were as follows:

	Premiums	Contracts
Balance at December 31, 2013	$—	—
Sales	20,757,258	18,485,271
Closing Buys	(13,790,724)	(8,826,502)
Expirations	(999,911)	(871,533)
Exercised	(482,015)	(109,081)

Balance at December 31, 2014	$5,484,608	8,678,155

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Transactions in written swaptions and foreign exchange options were as follows:

	Premiums	Notional Amount
Balance at December 31, 2013	$—	$—
Sales	646,545	282,162,957
Closing Buys	(577,949)	(225,958,768)
Expirations	—	—
Exercised	—	—

Balance at December 31, 2014	$68,596	$56,204,189

Futures contracts: The Portfolio is subject to equity and commodity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Open futures contracts at December 31, 2014, if any, are listed in the Consolidated Schedule of Investments. The variation margin receivable or payable, as applicable, is shown on the Consolidated Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be executed in multilateral or other trade facility platforms, such as a registered exchange (“centrally cleared swaps”). Centrally cleared swaps listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swaps the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, variance, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Consolidated Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Consolidated Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses in the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses in the Consolidated Statement of Operations.

Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swaps, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps is disclosed in the Consolidated Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Consolidated Schedule of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity, equity, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements at December 31, 2014, if any, are listed in the Consolidated Schedule of Investments. The centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded by the Portfolio, if applicable, and is shown on the Consolidated Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2014, if any, are listed in the Consolidated Schedule of Investments. The value, as applicable, is shown on the Consolidated Statement of Assets and Liabilities.

Short sales: A short sale is a transaction in which the Portfolio sells securities it does not own, but has borrowed, in anticipation of a decline in the fair market value of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Portfolio considers the short sale to be a borrowing by the Portfolio that is subject to the asset coverage requirements of the 1940 Act. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Portfolio may be unable to replace borrowed securities sold short.

The Portfolio investing in short sales is liable for any dividends and/or interest payable on securities in a short position and these payables, if any, are reflected as dividends and/or interest payable from securities sold short in the Consolidated Statement of Assets and Liabilities. The Portfolio also bears other costs, such as charges for the prime brokerage accounts, in connection with short positions. These costs are reported as dividends and/or interest from securities sold short in the Consolidated Statement of Operations.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Open short sale transactions at December 31, 2014, if any, are identified in the Consolidated Schedule of Investments.

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participation at December 31, 2014.

Open loan participations and assignments at December 31, 2014, if any, are identified in the Consolidated Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuation.

TBA commitments held at December 31, 2014, if any, are identified in the Consolidated Schedule of Investments. Open balances at December 31, 2014, if any, are included in the payable or receivable for investments purchased or sold in the Consolidated Statement of Assets and Liabilities.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Open when-issued securities at December 31, 2014, if any, are identified in the Consolidated Schedule of Investments. Open trades, if any, are reflected as When-issued securities purchased in the Consolidated Statement of Assets and Liabilities.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities at December 31, 2014, if any, are identified in the Consolidated Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REIT”): Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs owned at December 31, 2014, if any, are identified in the Consolidated Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. INVESTMENT AND SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation of the Consolidated Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds (“ETF”) are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include TBA securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Effective May 1, 2014
First $5 billion	0.68%
Over $5 billion	0.67%
Prior to May 1, 2014	0.05%

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

Transamerica Cayman BlackRock Global Allocation, Ltd. (the “Subsidiary”) entered into a separate contract with TAM for the management of the Subsidiary pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the Fund. TAM has contractually agreed to waive a portion of the Portolio’s management fee in an amount equal to the management fee paid to TAM by the Subsidiary. This management fee waiver, which is reflected in the “Portfolio expenses (waived/reimbursed) recaptured” line item on the Consolidated Statement of Operations, may not be discontinued by TAM as long as its contract with the Subsidiary is in place. For the year ended December 31, 2014, the amount waived was $74,024 for the Subsidiary.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit (A)	Maximum Operating Expense Limit Effective Through
0.90%	May 1, 2015

(A)	Prior to May 1, 2014, the expense limit was 0.25%.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, the amount waived by TAM, including the Subsidiary’s waiver, was $290,138, which is not available for recapture. There are no amounts available for recapture by TAM as of December 31, 2014.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Consolidated Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Consolidated Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Consolidated Statement of Assets and Liabilities.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$ 561,396,035(A)	$ 75,995,695(A)	$ 526,934,059	$ 38,805,592

(A)	Excludes investment securities received in kind.

NOTE 5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2013	Ending number of positions at December 31, 2014	Average number of positions (A)
Futures contracts	—	6	7	(B)
Purchased options and swaptions	—	97	92	(B)
Written options and swaptions	—	62	75	(B)
Swap agreements	—	24	20	(B)
Forward foreign currency contracts	—	96	83	(B)

(A)	Calculated based on positions held at each month end during the current year.
(B)	There were no open positions at the beginning and/or the end of the year, however the Portfolio periodically invested in this type of derivative instrument during the year.

Fair Value of Derivative Instruments in the Consolidated Statement of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Total
Asset derivatives
Purchased options and swaptions (A)	$937,120	$634,934	$—	$17,026,508	$18,598,562
Net unrealized appreciation on futures contracts (B) (C)	—	—	—	96,894	96,894
Centrally cleared swap agreements, at value (B) (D)	688,601	—	—	—	688,601
OTC swap agreements, at value	85,529	—	537,309	279,120	901,958
Unrealized appreciation on forward foreign currency contracts	—	7,167,784	—	—	7,167,784
Total gross amount of assets (E)	$1,711,250	$7,802,718	$537,309	$17,402,522	$27,453,799
Liability derivatives
Written options and swaptions, at value (B)	$(56,397)	$—	$—	$(7,693,680)	$(7,750,077)
Net unrealized depreciation on futures contracts (B) (C)	—	—	—	(470,503)	(470,503)
Centrally cleared swap agreements, at value (B) (D)	(366,593)	—	(142,127)	—	(508,720)
Unrealized depreciation on forward foreign currency contracts	—	(419,003)	—	—	(419,003)
Total gross amount of liabilities (E)	$(422,990)	$(419,003)	$(142,127)	$(8,164,183)	$(9,148,303)

(A)	Included within Investments, at value on the Consolidated Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(D)	Included within fair value of centrally cleared swap agreements as reported in the Consolidated Schedule of Investments. Only current day’s valuation margin is reported within the Consolidated Statement of Assets and Liabilities.
(E)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Consolidated Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities as of December 31, 2014:

The following table presents the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged for forward foreign currency transactions, option contracts and swap agreements as of December 31, 2014. See Repurchase agreement note for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

Counterparty	Gross Amounts of Assets Presented in Consolidated Statement of Assets and Liabilities (A)	Value Available for Offset	Collateral Received (B)	Net Amount
BNP Paribas SA	$1,661,648	$(140,826)	$—	$1,520,822
Bank of America, N.A.	2,343,220	(853,187)	(1,490,033)	—
Barclays Bank PLC	2,182,564	(1,158,419)	—	1,024,145
Citibank, N.A.	4,175,688	(2,139,689)	(2,035,999)	—
Credit Suisse International	1,644,639	(130,235)	—	1,514,404
Credit Suisse Securities (USA) LLC	385,098	—	—	385,098
Deutsche Bank AG	4,264,448	(540,975)	(2,600,000)	1,123,473
Goldman Sachs & Co.	4,138,518	(1,725,471)	(2,413,047)	—
HSBC Bank USA	651,579	(45,370)	—	606,209
JPMorgan Chase Bank, N.A.	1,714,581	(275,625)	(580,000)	858,956
Morgan Stanley & Co. Inc.	2,374,724	(556,179)	(590,000)	1,228,545
UBS AG	1,113,381	(369,934)	—	743,447
Other Derivatives (C)	803,711	—	—	803,711
Total assets	$27,453,799	$(7,935,910)	$(9,709,079)	$9,808,810

Counterparty	Gross Amounts of Liabilities Presented in Consolidated Statement of Assets and Liabilities (A)	Value Available for Offset	Collateral Pledged (B)	Net Amount
BNP Paribas SA	$140,826	$(140,826)	$—	$—
Bank of America, N.A.	853,187	(853,187)	—	—
Barclays Bank PLC	1,158,419	(1,158,419)	—	—
Credit Suisse International	130,235	(130,235)	—	—
Citibank, N.A.	2,139,689	(2,139,689)	—	—
Deutsche Bank AG	540,975	(540,975)	—	—
Goldman Sachs & Co.	1,725,471	(1,725,471)	—	—
HSBC Bank USA	45,370	(45,370)	—	—
JPMorgan Chase Bank, N.A.	275,625	(275,625)	—	—
Morgan Stanley & Co. Inc.	556,179	(556,179)	—	—
UBS AG	369,934	(369,934)	—	—
Other Derivatives (C)	1,212,393	—	—	1,212,393
Total liabilities	$9,148,303	$(7,935,910)	$—	$1,212,393

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

For non-exchange-traded derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

Effect of Derivative Instruments in the Consolidated Statement of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Total
Net realized gain (loss) on:
Purchased options and swaptions (A)	$(236,444)	$1,288,059	$—	$(789,956)	$261,659
Futures contracts	—	—	—	(4,505,339)	(4,505,339)
Written options and swaptions	(331,582)	16,305	—	(1,401,056)	(1,716,333)
Swap agreements	92,082	—	(73,859)	52,388	70,611
Forward foreign currency contracts (B)	—	16,232,282	—	—	16,232,282
Total Net realized gain (loss)	(475,944)	17,536,646	(73,859)	(6,643,963)	10,342,880
Net change in unrealized appreciation (depreciation) on:
Purchased options and swaptions (C)	(474,899)	(459,699)	—	3,816,426	2,881,828
Futures contracts	—	—	—	(373,609)	(373,609)
Written options and swaptions	12,199	—	—	(2,209,072)	(2,196,873)
Swap agreements	406,243	—	479,032	219,716	1,104,991
Forward foreign currency transactions (D)	—	6,748,781	—	—	6,748,781
Total Net change in unrealized appreciation (depreciation)	(56,457)	6,289,082	479,032	1,453,461	8,165,118
Total	$(532,401)	$23,825,728	$405,173	$(5,190,502)	$18,507,998

(A)	Included within Net realized gain (loss) on transactions from Investments on the Consolidated Statement of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Consolidated Statement of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Consolidated Statement of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on the Consolidated Statement of Operations.

NOTE 6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, swaps, passive foreign investment companies, foreign currency transactions, paydown gain/loss, foreign capital gains tax, defaulted bonds, futures contracts, and subsidiary income adjustments.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to foreign currency gain/loss, paydown gain/loss, passive foreign investment companies, foreign capital gain taxes, preferred securities, book/tax differences associated with the treatment of earnings from a wholly-owned subsidiary, and swaps. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(377,518)
Undistributed (distributions in excess of) net investment income (loss)	13,941,410
Accumulated net realized gain (loss)	(13,563,892)

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. (continued)

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

The tax character of distributions paid may differ from the character of distributions shown in the Consolidated Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$25,840,657
Long-Term Capital Gain	41,301,254
2013 Distributions paid from:
Ordinary Income	$14,062,468
Long-Term Capital Gain	10,322,152

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$37,715,049
Undistributed Long-Term Capital Gain	142,707,944
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	1,201,697
Net Unrealized Appreciation (Depreciation)	(24,645,134)

NOTE 7. BASIS FOR CONSOLIDATION

The Subsidiary is organized under the laws of the Cayman Islands as a wholly-owned subsidiary which acts as an investment vehicle for the Portfolio. The principal purpose of investment of the Subsidiary is to allow the Portfolio to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies.

The following table reflects the net assets of the Subsidiary as a percentage of the Portfolio’s net assets at December 31, 2014:

Fund Name	Subsidiary Name	Market Value	Percentage of Net Assets
Transamerica BlackRock Global Allocation VP	Transamerica Cayman BlackRock Global Allocation, Ltd.	$14,144,851	1.01%

NOTE 8. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica BlackRock Global Allocation VP:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Transamerica BlackRock Global Allocation VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica BlackRock Global Allocation VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its consolidated operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Global Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $41,301,254 for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Tactical Allocation VP

(unaudited)

MARKET ENVIRONMENT

Volatility emerged in the second half of 2014 after a benign market environment in the first six months of the year. Global equity market returns followed suit, with most major indices posting strongly positive returns until the midpoint of the year. Lofty valuations in many markets along with renewed macro and geopolitical concerns, in addition to a commodity and oil lead sell-off, dragged on equity returns in the second half of the year and pushed the VIX to its highest levels since the summer of 2012.

There were notable exceptions to this theme, however, highlighting the developing divergence across regions and asset classes. The U.S. was once again a standout on the positive side. Strong job numbers and improving economic growth buoyed large cap equities, while small caps also benefited from positive domestic sentiment and low financing rates as the U.S. Federal Reserve (“Fed”) remained committed to keeping interest rates lower for longer.

Developed market equity performance outside the U.S. was more of a mixed bag, with Japanese equities delivering positive returns (in local currency terms) and the Eurozone sharply lower. The Japanese market continues to be largely driven by structural and monetary reforms being pushed through by Prime Minister Abe and Bank of Japan Governor Kuroda. They have committed to invigorate growth and fight deflationary forces by enacting a large scale quantitative easing program while the $1 trillion plus government pension fund will more than double its equity allocation investment. However, this effort has also driven the yen to multi-year lows against the dollar, resulting in negative returns for unhedged Japanese investments given the strength in the U.S. dollar.

The Eurozone continues to suffer from lackluster growth and deflationary forces such as high unemployment, zero wage growth, and falling oil prices. Meanwhile, renewed uncertainty around the political situation in Greece and a lack of resolution in the Ukraine/Russia crises has weighed on the region. Sovereign bond yields in the ‘core’ countries have plummeted as investors have flocked to higher quality assets amidst heightened volatility, while the Euro has fallen to multi-year lows against the dollar as expectations for a full-scale quantitative easing program from the European Central Bank have weakened the currency.

Divergence was also a theme that played out across the emerging markets, as those countries with greater exposure to western demand generally fared better than commodity-heavy economies that have suffered from anemic cash flows and the sell-off in oil. Chinese equities were one of the year’s strongest performers despite growth expectations coming in below government targets while Venezuela, Brazil and other oil exporters underperformed. Fiscal and government reforms continue to be a key theme within emerging markets and those further along in the process have generally benefited, as evidenced by strength in Indian markets.

Central bank policy continues to greatly influence fixed income markets and expectations around global interest rates. Within the U.S., the Fed ended its bond-buying program amidst expectations for higher rates on the back of stronger growth and employment numbers. However, heightened volatility and lackluster growth outside the U.S. along with anemic sovereign bond yields in the developed world drove investors to the safety and relative attractiveness of U.S. bonds. So, despite the expectation for Fed monetary normalization, rates rallied during the year, with the 10-year Treasury closing at 2.17% after starting the year at 3.04%. Elsewhere within fixed income, lofty valuations and low yields driven by the hunt for income, along with a fourth quarter sell-off in energy related companies (which make up greater than 15% of high yield indices) led extended credit sectors like high yield and bank loans to underperform core bonds for the first time since 2011.

PERFORMANCE

For the year ended December 31, 2014, Transamerica BlackRock Tactical Allocation VP, Service Class returned 5.07%. By comparison, its primary, secondary, and additional benchmarks, the Russell 3000® Index, the Barclays U.S. Aggregate Bond Index, and the MSCI Europe, Australasia, Far East Index, returned 12.56%, 5.97%, and (4.48)%, respectively.

STRATEGY REVIEW

The Portfolio is a global multi-asset portfolio consisting of both stocks and bonds. The portfolio management team seeks to generate alpha in two principal ways: 1) via tactical asset allocation across and within asset classes, and 2) by allocating capital to underlying managers that seek to generate alpha via sector and security selection.

The Portfolio underperformed its benchmark for the year. Broad asset allocation was generally flat for the year, while allocation decisions within equities aided returns. Within equities, the Portfolio’s allocation to domestic equities, most notably large caps, contributed to returns while exposure to EAFE (international developed equities) detracted from returns. Meanwhile, underlying manager selection within equities detracted and was the primary driver of underperformance relative to the benchmark. Within fixed income, a modest allocation to high yield detracted from returns as the asset class came under stress late in the year driven by a sell-off in oil. Meanwhile, performance within the Portfolio’s core bond exposure also was a primary detractor, as each manager utilized in the space underperformed their benchmark.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Tactical Allocation VP

(unaudited)

STRATEGY REVIEW (continued)

Looking ahead, we note that the relative economic strength and less accommodative central bank policy in the U.S. stands in contrast to weaker growth and more aggressive easing policies in the rest of the world. In addition to increasingly divergent monetary policies, ongoing geopolitical risks and a stronger U.S. dollar (that could exert more downward pressure on commodities prices) may lead to more typical levels of market volatility in 2015. The U.S. economy is relatively well-positioned heading into the year with leading indicators pointing to continued economic recovery. Stronger growth buoys corporate earnings and generally should support stocks, particularly in pro-cyclical sectors. However, we will continue to monitor risks to this view, including slow wage growth and soft consumption. Within fixed income, we anticipate some increase in rates toward the middle of the year with short-term bond prices most vulnerable.

Though growth and inflation dynamics remain weak in Europe and Japan, we anticipate further accommodative action by the ECB and BOJ to support stocks in 2015. We have begun to selectively explore attractive value opportunities in areas that have sold off and offer more attractive valuations, most notably the Eurozone and emerging markets. Overall, we maintain a generally constructive outlook on the global economic landscape - with awareness of risks to our base case - and therefore still prefer holding moderately more exposure to risk assets than the benchmark and the Portfolio remains modestly overweight stocks versus bonds.

Philip Green

Justin Christofel, CFA

Sundar Ramkumar, CFA

Co-Portfolio Managers

BlackRock Financial Management, Inc.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Tactical Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Service Class	5.07%	8.43%	11.21%	05/01/2009
Russell 3000® Index (A) (B)	12.56%	15.63%	19.07%
Barclays U.S. Aggregate Bond Index (A) (C)	5.97%	4.45%	4.86%
MSCI Europe, Australasia, Far East Index (A) (D)	(4.48)%	5.81%	10.98%
Initial Class	5.35%	N/A	6.64%	05/01/2011

(A) The Russell 3000® Index, Barclays U.S. Aggregate Bond Index and MSCI Europe, Australasia, Far East Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception date of the Service Class. You cannot invest directly in an index.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The MSCI Europe, Australasia, Far East Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Tactical asset allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a tactical asset allocation portfolio will not guarantee a profit nor protect against a loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Tactical Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,017.10	$0.76	$1,024.40	$0.77	0.15%
Service Class	1,000.00	1,014.90	2.03	1,023.20	2.04	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

(D)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Fixed Income	49.7%
U.S. Equity	33.1
Global/International Equity	6.8
Tactical and Specialty	6.4
Capital Markets	4.0
Securities Lending Collateral	1.8
Net Other Assets (Liabilities)	(1.8)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
INVESTMENT COMPANIES - 100.0%
Capital Markets - 4.0%
iShares iBoxx $ High Yield Corporate Bond ETF (A)	195,759	$ 17,540,006
PIMCO 0-5 Year High Yield Corporate Bond Index ETF (A)	81,811	8,249,003
SPDR Barclays Convertible Securities ETF (A)	287,340	13,473,373
SPDR Barclays High Yield Bond ETF (A)	446,624	17,244,153
SPDR Barclays Short Term High Yield Bond ETF	169,218	4,892,092

		61,398,627

Fixed Income - 49.7%
Transamerica JPMorgan Core Bond VP (B)	29,635,043	385,848,266
Transamerica PIMCO Total Return VP (B)	29,971,658	349,769,254
Transamerica Short-Term Bond (C)	2,329,800	23,530,978

		759,148,498

Global/International Equity - 6.8%
Transamerica MFS International Equity VP (B)	12,567,690	102,929,380

Tactical and Specialty - 6.4%
Transamerica Blackrock Global Allocation VP (B)	9,773,389	96,952,017
Transamerica Global Allocation Liquidating Trust (D) (E) (F) (G) (H)	79,640	695,061

		97,647,078

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity - 33.1%
Transamerica Barrow Hanley Dividend Focused VP (B)	5,943,706	$ 126,244,313
Transamerica Jennison Growth VP (B)	6,150,783	64,829,253
Transamerica JPMorgan Enhanced Index VP (B)	8,996,053	166,606,900
Transamerica JPMorgan Mid Cap Value VP (B)	1,935,733	43,902,431
Transamerica Morgan Stanley Mid-Cap Growth VP (B)	1,192,414	42,318,761
Transamerica WMC US Growth VP (B)	1,814,937	61,381,173

		505,282,831

Total Investment Companies (Cost $1,481,649,683)		1,526,406,414

SECURITIES LENDING COLLATERAL - 1.8%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (I)	27,705,218	27,705,218

Total Securities Lending Collateral (Cost $27,705,218)		27,705,218

Total Investments (Cost $1,509,354,901) (J)		1,554,111,632
Net Other Assets (Liabilities) - (1.8)%		(27,106,935)

Net Assets - 100.0%		$ 1,527,004,697

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (L)	Value at December 31, 2014
ASSETS
Investments
Investment Companies
Capital Markets	$61,398,627	$—	$—	$61,398,627
Fixed Income	759,148,498	—	—	759,148,498
Global/International Equity	102,929,380	—	—	102,929,380
Tactical and Specialty	96,952,017	—	695,061	97,647,078
U.S. Equity	505,282,831	—	—	505,282,831
Securities Lending Collateral	27,705,218	—	—	27,705,218

Total Investments	$1,553,416,571	$—	$695,061	$1,554,111,632

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $27,104,613. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(C)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(D)	Investment in affiliated company of Transamerica Asset Management, Inc.
(E)	Non-income producing security.
(F)	Fair valued as determined in good faith in accordance with procedures established by the board of trustees. Total aggregate fair value of securities is $695,061, representing 0.05% of the Portfolio’s net assets.
(G)	Total aggregate value of illiquid securities is $695,061, representing 0.05% of the Portfolio’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(H)	At December 31, 2014, the Portfolio owned the respective securities which were restricted to public resale:

Investments	Description	Acquisition Date	Cost	Value	Value as % of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$819,372	$695,061	0.05%

(I)	Rate disclosed reflects the yield at December 31, 2014.
(J)	Aggregate cost for federal income tax purposes is $1,511,941,022. Aggregate gross unrealized appreciation and depreciation for all securities is $54,316,183 and $12,145,573, respectively. Net unrealized appreciation for tax purposes is $42,170,610.
(K)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(L)	Level 3 securities were not considered significant to the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Affiliated investments, at value (cost $1,419,473,388)	$1,465,007,787
Unaffiliated investments, at value (cost $89,881,513) (including securities loaned of $27,104,613)	89,103,845
Cash	341,823
Receivables:
Shares sold	274,089
Dividends	841,140
Net income from securities lending	24,689
Prepaid expenses	6,632

Total assets	1,555,600,005

Liabilities:
Payables and other liabilities:
Shares redeemed	19,124
Investments purchased	254,966
Investment advisory fees	128,316
Distribution and service fees	337,613
Administration fees	34,448
Transfer agent fees	3,647
Trustees fees	526
Audit and tax fees	17,106
Custody fees	2,023
Printing and shareholder reports fees	59,203
Other	33,118
Collateral for securities on loan	27,705,218

Total liabilities	28,595,308

Net assets	$1,527,004,697

Net assets consist of:
Capital stock ($0.01 par value)	$954,758
Additional paid-in capital	1,378,375,937
Undistributed (distributions in excess of) net investment income (loss)	27,552,166
Accumulated net realized gain (loss)	75,365,105
Net unrealized appreciation (depreciation) on:
Affiliated investments	45,534,399
Unaffiliated investments	(777,668)

Net assets	$1,527,004,697

Net assets by class:
Initial Class	$30,240,577
Service Class	1,496,764,120

Shares outstanding:
Initial Class	2,766,534
Service Class	92,709,313

Net asset value and offering price per share:
Initial Class	$10.93
Service Class	16.14

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income from affiliated investments	$29,432,595
Dividend income from unaffiliated investments	3,142,816
Net income from securities lending	395,116

Total investment income	32,970,527

Expenses:
Investment advisory fees	1,300,159
Distribution and service fees:
Service Class	3,382,274
Administration fees	343,800
Transfer agent fees	20,747
Trustees fees	51,464
Audit and tax fees	37,143
Custody fees	45,321
Legal fees	79,613
Printing and shareholder reports fees	83,762
Other	67,816

Total expenses	5,412,099

Net investment income (loss)	27,558,428

Net realized gain (loss) on:
Affiliated investments	45,999,876
Unaffiliated investments	3,059,881
Distributions from affiliated investments	36,066,164
Distributions from unaffiliated investments	254,772

Net realized gain (loss)	85,380,693

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(36,348,943)
Unaffiliated investments	(7,033,776)

Net change in unrealized appreciation (depreciation)	(43,382,719)

Net realized and change in unrealized gain (loss)	41,997,974

Net increase (decrease) in net assets resulting from operations	$69,556,402

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$27,558,428	$18,547,565
Net realized gain (loss)	85,380,693	27,985,339
Net change in unrealized appreciation (depreciation)	(43,382,719)	66,829,799
Net increase (decrease) in net assets resulting from operations	69,556,402	113,362,703

Distributions to shareholders:
Net investment income:
Initial Class	(638,471)	(96,403)
Service Class	(17,914,073)	(13,035,570)
Total distributions from net investment income	(18,552,544)	(13,131,973)
Net realized gains:
Initial Class	(889,799)	(101,584)
Service Class	(28,339,190)	(15,245,892)
Total distributions from net realized gains	(29,228,989)	(15,347,476)
Total distributions to shareholders	(47,781,533)	(28,479,449)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,130,637	2,160,707
Service Class	152,137,082	342,402,965
	153,267,719	344,563,672
Issued from fund acquisition:
Initial Class	25,950,726	—
Service Class	146,952,547	—
	172,903,273	—
Dividends and distributions reinvested:
Initial Class	1,528,270	197,987
Service Class	46,253,263	28,281,462
	47,781,533	28,479,449
Cost of shares redeemed:
Initial Class	(3,228,815)	(992,696)
Service Class	(27,170,855)	(60,381,895)
	(30,399,670)	(61,374,591)
Net increase (decrease) in net assets resulting from capital share transactions	343,552,855	311,668,530
Net increase (decrease) in net assets	365,327,724	396,551,784

Net assets:
Beginning of year	1,161,676,973	765,125,189
End of year	$1,527,004,697	$1,161,676,973
Undistributed (distributions in excess of) net investment income (loss)	$27,552,166	$18,546,282

Capital share transactions - shares:
Shares issued:
Initial Class	102,887	204,642
Service Class	9,469,677	22,531,421
	9,572,564	22,736,063
Shares issued on fund acquisition:
Initial Class	2,352,506	—
Service Class	9,164,887	—
	11,517,393	—
Shares reinvested:
Initial Class	141,376	19,391
Service Class	2,894,447	1,903,194
	3,035,823	1,922,585
Shares redeemed:
Initial Class	(294,317)	(93,922)
Service Class	(1,696,197)	(3,970,043)
	(1,990,514)	(4,063,965)

Net increase (decrease) in shares outstanding:
Initial Class	2,302,452	130,111
Service Class	19,832,814	20,464,572
	22,135,266	20,594,683

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:	Initial Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value, beginning of period/year	$10.91	$10.11	$9.68	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.31	0.23	0.29	0.18
Net realized and unrealized gain (loss)	0.26	1.02	0.69	(0.50)
Total investment operations	0.57	1.25	0.98	(0.32)
Distributions:
Net investment income	(0.23)	(0.22)	(0.22)	—
Net realized gains	(0.32)	(0.23)	(0.33)	—
Total distributions	(0.55)	(0.45)	(0.55)	—
Net asset value, end of period/year	$10.93	$10.91	$10.11	$9.68
Total return (D)	5.35%	12.63%	10.23%	(3.20	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$30,241	$5,063	$3,377	$1,096
Expenses to average net assets (F)
After (waiver/reimbursement) recapture	0.15%	0.15%	0.17%	0.15	%(G)
Before (waiver/reimbursement) recapture	0.15%	0.15%	0.17%	0.15	%(G)
Net investment income (loss) to average net assets (C)	2.85%	2.19%	2.82%	2.77	%(G)
Portfolio turnover rate (H)	44%	25%	23%	62	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$15.87	$14.53	$13.70	$13.47	$12.19
Investment operations:
Net investment income (loss) (A) (B)	0.32	0.29	0.33	0.39	0.44
Net realized and unrealized gain (loss)	0.48	1.48	1.03	0.11	0.92
Total investment operations	0.80	1.77	1.36	0.50	1.36
Distributions:
Net investment income	(0.21)	(0.20)	(0.20)	(0.15)	(0.05)
Net realized gains	(0.32)	(0.23)	(0.33)	(0.12)	(0.03)
Total distributions	(0.53)	(0.43)	(0.53)	(0.27)	(0.08)
Net asset value, end of year	$16.14	$15.87	$14.53	$13.70	$13.47
Total return (C)	5.07%	12.35%	10.02%	3.74%	11.24%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,496,764	$1,156,614	$761,748	$391,667	$192,908
Expenses to average net assets (D)
After (waiver/reimbursement) recapture	0.40%	0.40%	0.42%	0.40%	0.42%
Before (waiver/reimbursement) recapture	0.40%	0.40%	0.42%	0.40%	0.41%
Net investment income (loss) to average net assets (B)	1.99%	1.90%	2.29%	2.85%	3.47%
Portfolio turnover rate (E)	44%	25%	23%	62%	46%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Tactical Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

The table below shows the Portfolio’s transactions in and earnings from investments in affiliates of TAM the year ended December 31, 2014:

	Value December 31, 2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2014	Dividend Income	Net Capital Gain Distributions
Transamerica Barrow Hanley Dividend Focused VP	$83,144,128	$81,007,592	$(45,436,757)	$7,303,831	$225,519	$126,244,313	$1,565,801	$—
Transamerica Blackrock Global Allocation VP	—	104,779,122	(710,865)	(1,309)	(7,114,931)	96,952,017	2,701,313	3,852,939
Transamerica Bond	73,508,050	16,723,071	(93,572,212)	2,676,037	665,054	—	825,517	—
Transamerica Global Allocation	92,570,471	20,306,774	(102,177,261)	(6,034,517)	(4,665,467)	—	—	13,930,407
Transamerica Global Allocation Liquidating Trust	—	819,372	—	—	(124,311)	695,061	—	—
Transamerica JPMorgan Core Bond VP	231,045,387	201,247,049	(54,885,677)	(386,814)	8,828,321	385,848,266	7,595,573	—
Transamerica JPMorgan Enhanced Index VP	118,008,625	76,667,778	(35,447,715)	6,838,467	539,745	166,606,900	5,788,306	6,315,990
Transamerica JPMorgan Mid Cap Value VP	41,194,229	19,688,385	(19,305,772)	5,700,250	(3,374,661)	43,902,431	747,621	1,836,805
Transamerica Jennison Growth VP	70,414,728	31,977,279	(36,736,455)	5,116,490	(5,942,789)	64,829,253	286,115	6,224,611
Transamerica MFS International Equity VP	94,373,451	55,958,108	(40,914,771)	5,920,370	(12,407,778)	102,929,380	1,004,293	—
Transamerica Morgan Stanley Mid-Cap Growth VP	49,650,733	16,933,995	(20,909,181)	2,920,096	(6,276,882)	42,318,761	836,804	1,856,118
Transamerica PIMCO Total Return VP	187,739,506	204,478,458	(48,293,840)	(482,590)	6,327,720	349,769,254	6,284,758	—
Transamerica Select Equity	47,513,079	12,118,902	(60,761,259)	7,038,128	(5,908,850)	—	841,860	—
Transamerica Short-Term Bond	—	24,179,562	(351,070)	32	(297,546)	23,530,978	455,130	31,481
Transamerica WMC US Growth VP	72,940,298	26,859,355	(40,987,798)	9,391,405	(6,822,087)	61,381,173	499,504	2,017,813

Totals	$1,162,102,685	$893,744,802	$(600,490,633)	$45,999,876	$(36,348,943)	$1,465,007,787	$29,432,595	$36,066,164

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $1 billion	0.10%
Over $1 billion	0.08%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.25%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$799,032,702	$ —	$610,568,764	$ —

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to wash sale and capital loss carryforward adjustments due to May 1, 2014 reorganization. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$7,814,794
Undistributed (distributions in excess of) net investment income (loss)	—
Accumulated net realized gain (loss)	(7,814,794)

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

The capital loss carryforwards utilized or expired during the year ended December 31, 2014 were $5,719,662.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$18,624,648
Long-Term Capital Gain	29,156,885
2013 Distributions paid from:
Ordinary Income	$14,525,980
Long-Term Capital Gain	13,953,469

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$30,292,357
Undistributed Tax Exempt Income	91,806
Undistributed Long-Term Capital Gain	75,119,229
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	42,170,610

NOTE 6. REORGANIZATION

On May 1, 2014, Transamerica BlackRock Tactical Allocation VP acquired all of the net assets of Transamerica Hanlon Income VP pursuant to a Plan of Reorganization. Transamerica BlackRock Tactical Allocation VP is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 11,517,393 shares of Transamerica BlackRock Tactical Allocation VP for 15,923,014 shares of Transamerica Hanlon Income VP outstanding on May 1, 2014. Transamerica Hanlon Income VP’s net assets at that date, $172,903,273, including $6,256,108 unrealized appreciation, were combined with those of Transamerica BlackRock Tactical Allocation VP. The aggregate net assets of Transamerica BlackRock Tactical Allocation VP immediately before the acquisition were $1,220,079,677; the combined net assets of Transamerica BlackRock Tactical Allocation VP immediately after the acquisition were $1,392,982,950. In the acquisition, Transamerica BlackRock Tactical Allocation VP retained certain capital loss carryforwards from Transamerica Hanlon Income VP in the amount of $5,719,662. The Portfolio could be subject to loss limitation rules. Shares issued with the acquisition were as follows:

Transamerica Hanlon Income VP

Class	Shares	Amount
Initial	2,352,506	$ 25,950,726
Service	9,164,887	146,952,547

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. (continued)

The exchange ratio of the reorganization for the Portfolio is as follows (Transamerica BlackRock Tactical Allocation VP shares issuable / Transamerica Hanlon VP shares outstanding on May 1, 2014):

Transamerica Hanlon Income VP

Class	Exchange Ratio
Initial	0.99
Service	0.68

Assuming the reorganization had been completed on January 1, 2014, the beginning of the annual reporting period of the Portfolio, the Portfolio’s pro forma results of operations for the year ended December 31, 2014, are as follows:

Net Investment Income (Loss)	$29,987,310
Net Realized and Change in Unrealized Gain (Loss)	45,038,954
Net Increase (Decrease) in Net Assets Resulting from Operations	75,026,264

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of Transamerica Hanlon Income VP that have been included in Transamerica BlackRock Tactical Allocation VP’s Statement of Operations since May 1, 2014.

NOTE 7. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica BlackRock Tactical Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica BlackRock Tactical Allocation VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica BlackRock Tactical Allocation VP (one of the portfolio’s constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica BlackRock Tactical Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $29,156,885 for the year ended December 31, 2014.

The Portfolio expects to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Portfolio’s shareholders.

Foreign Source Income	Foreign Taxes
$ 644,777	$ 76,126

Transamerica Series Trust	Annual Report 2014

Transamerica Clarion Global Real Estate Securities VP

(unaudited)

MARKET ENVIRONMENT

Global property stocks generated a low double-digit positive total return over the year. Positive total return was generated in each of the major geographic regions for the year, with the U.S. real estate investment trust (“REIT”) market being a standout for the year. Performance among European property companies and those in the Asia-Pacific region were also positive for the year, although the dispersion of returns was high. Property company returns were strong for a number of reasons including attractive and rising dividends, strong earnings growth via both organic as well as external growth and rising real estate values during the year. Interest rates and inflationary pressures remained low, lower than what was expected at the beginning of 2014.

Real estate stocks continued to benefit from a favorable environment of continued low interest rates, limited new supply, and improving demand for real estate space, leading to higher occupancies, rents and values. Economic growth expanded in most of the developed markets around the globe, although the rate of improvement varied dramatically, from relatively robust in the U.S. and U.K., to tepid recoveries in the Eurozone and Japan, to deceleration in China. Inflationary pressures remained low, aided by a softening in the price of commodities, particularly a lower price of oil. The combination of slow and steady economic growth and low long-term interest rates bodes well for real estate and real estate securities, which generate a material component of total return from current yield. In addition, low levels of new construction globally suggest that owners of existing properties are expected to benefit from improved pricing power.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Clarion Global Real Estate Securities VP, Initial Class returned 13.56%. By comparison, its benchmark, the S&P Developed Property Index returned 15.19%.

STRATEGY REVIEW

Transamerica Clarion Global Real Estate Securities VP offers a global strategy for real estate securities investors in the U.S. The Portfolio generally owns between 80-110 real estate stocks with the goal of outperforming the S&P Developed Property Index. The Portfolio seeks to own attractively-priced companies that own property in markets with favorable underlying real estate fundamentals. The global universe of public real estate companies is approximately three times the size of the U.S. public company universe and therefore offers additional choices and diversification opportunities to the manager.

During the year, the Portfolio underperformed its benchmark, the S&P Developed Property Index, primarily as the result of positioning in the Asia-Pacific region. Positioning in Japan was the primary detractor from relative performance. Japanese property companies underperformed despite significant monetary and fiscal stimulus from the Japanese government and improving property fundamentals. The impact of holding a modest cash position in a strongly positive market also detracted from performance.

Positive contributors to relative return included stock selection in North America and Europe, where selection among the U.S. office, mall and apartment REITs added value as did positions in office companies in London. The Portfolio’s underweight positioning in Canada added considerable relative value for the year, given the underperformance of Canadian real estate companies amidst tepid economic growth.

Portfolio changes during the year largely centered on shifting capital from property companies with lower growth potential to those with better prospects related to their regional economies, local market dynamics, or business models.

T. Ritson Ferguson, CFA

Steven D. Burton, CFA

Joseph P. Smith, CFA

Co-Portfolio Managers

CBRE Clarion Securities LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Clarion Global Real Estate Securities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	13.56%	10.01%	6.44%	05/01/1998
S&P Developed Property Index (A)	15.19%	12.53%	6.87%
Service Class	13.29%	9.74%	6.17%	05/01/2003

(A) The S&P Developed Property Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on 10 years. You cannot invest directly in an index. The S&P Developed Property Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investments in a “non-diversified” portfolio may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio. Investing in real estate poses certain risks related to overall and specific economic conditions, credit risk, interest rate fluctuations, as well as risks related to an individual property due to extended vacancies and uninsured damage losses from natural disasters. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Clarion Global Real Estate Securities VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,016.30	$4.52	$1,020.70	$4.53	0.89%
Service Class	1,000.00	1,015.20	5.79	1,019.50	5.80	1.14

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.9%
Securities Lending Collateral	9.1
Repurchase Agreement	0.8
Warrant	0.0 *
Net Other Assets (Liabilities)	(8.8)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2014

Transamerica Clarion Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
COMMON STOCKS - 98.9%
Australia - 5.6%
Federation Centres, REIT (A)	1,768,200	$ 4,116,836
Goodman Group, REIT (A)	1,294,384	5,978,608
Investa Office Fund, REIT (A)	815,140	2,406,476
Lend Lease Corp., Ltd.	85,192	1,134,661
Mirvac Group, REIT (A)	4,801,514	6,945,631
Scentre Group, REIT (B)	1,010,118	2,861,837
Stockland, REIT (A)	1,582,908	5,289,892
Westfield Corp., REIT	325,049	2,382,727

		31,116,668

Canada - 0.4%
Boardwalk Real Estate Investment Trust	39,700	2,102,890

France - 3.5%
ICADE, REIT	40,892	3,271,875
Klepierre, REIT	137,484	5,903,309
Mercialys SA, REIT	98,960	2,207,528
Unibail-Rodamco SE REIT	32,702	8,389,229

		19,771,941

Germany - 1.7%
Deutsche Wohnen AG	70,500	1,663,075
LEG Immobilien AG (B)	107,481	8,006,661

		9,669,736

Hong Kong - 8.4%
Cheung Kong Holdings, Ltd.	661,843	11,100,777
China Overseas Land & Investment, Ltd.	897,525	2,660,843
Hang Lung Properties, Ltd.	667,100	1,861,014
Hongkong Land Holdings, Ltd.	958,739	6,459,526
Link REIT	787,500	4,925,271
Sun Hung Kai Properties, Ltd.	963,355	14,595,249
Swire Properties, Ltd.	1,813,600	5,348,010

		46,950,690

Japan - 15.6%
Daito Trust Construction Co., Ltd.	39,300	4,458,105
Daiwa House Industry Co., Ltd. (A)	124,392	2,349,918
GLP J-REIT (A)	2,146	2,390,413
Japan Hotel REIT Investment Corp.	1,903	1,220,833
Japan Real Estate Investment Corp., REIT	1,189	5,728,930
Japan Retail Fund Investment Corp., Class A, REIT	3,288	6,948,474
Kenedix Office Investment Corp., Class A, REIT	625	3,537,591
Mitsubishi Estate Co., Ltd.	888,010	18,711,137
Mitsui Fudosan Co., Ltd.	765,810	20,535,610
Nippon Building Fund, Inc., REIT (A)	326	1,636,555
Nippon Prologis REIT, Inc.	1,534	3,330,704
NTT Urban Development Corp.	218,000	2,195,390
ORIX JREIT, Inc., Class A	1,590	2,235,996
Sumitomo Realty & Development Co., Ltd.	226,400	7,713,255
Tokyo Tatemono Co., Ltd.	136,700	994,851
United Urban Investment Corp., Class A, REIT	1,947	3,064,818

		87,052,580

Luxembourg - 0.8%
GAGFAH SA (B)	194,516	4,344,001

Netherlands - 1.1%
Atrium European Real Estate, Ltd. (B)	85,500	423,149
Corio NV, REIT	33,325	1,631,987
Eurocommercial Properties NV, CVA	49,851	2,118,080
Nieuwe Steen Investments NV, REIT	394,820	1,759,083

		5,932,299

	Shares	Value
COMMON STOCKS (continued)
Singapore - 3.7%
CapitaCommercial Trust, REIT	4,421,700	$ 5,837,762
CapitaLand, Ltd.	2,461,900	6,121,142
Global Logistic Properties, Ltd., Class L	2,925,500	5,454,308
Suntec Real Estate Investment Trust, REIT	2,292,500	3,391,329

		20,804,541

Sweden - 0.4%
Hufvudstaden AB, Class A	169,594	2,200,805

Switzerland - 0.5%
PSP Swiss Property AG (B)	32,316	2,781,213

United Kingdom - 6.8%
British Land Co. PLC, REIT	646,849	7,800,129
Derwent London PLC, REIT	104,979	4,900,810
Great Portland Estates PLC, REIT	494,106	5,636,536
Hammerson PLC, REIT	626,854	5,870,435
Land Securities Group PLC, REIT	631,220	11,346,579
Safestore Holdings PLC, REIT	439,581	1,589,505
UNITE Group PLC,	155,091	1,118,009

		38,262,003

United States - 50.4%
American Realty Capital Properties, Inc., REIT (A)	559,000	5,058,950
AvalonBay Communities, Inc., REIT	69,749	11,396,289
BioMed Realty Trust, Inc., Class B, REIT	207,700	4,473,858
Boston Properties, Inc., REIT	47,000	6,048,430
Brandywine Realty Trust, REIT	215,600	3,445,288
Brixmor Property Group, Inc., REIT	186,200	4,625,208
Cousins Properties, Inc., REIT	128,800	1,470,896
DCT Industrial Trust, Inc., REIT	98,500	3,512,510
DDR Corp., REIT (A)	426,800	7,836,048
Douglas Emmett, Inc., REIT	222,000	6,304,800
Duke Realty Corp., REIT	375,900	7,593,180
Equity Residential, REIT	213,036	15,304,506
Essex Property Trust, Inc., REIT	47,362	9,784,989
General Growth Properties, Inc., REIT	372,506	10,478,594
Health Care REIT, Inc.	231,945	17,551,278
Healthcare Realty Trust, Inc., REIT	146,500	4,002,380
Healthcare Trust of America, Inc., Class A, REIT	129,600	3,491,424
Highwoods Properties, Inc., REIT	64,200	2,842,776
Hilton Worldwide Holdings, Inc. (B)	173,900	4,537,051
Host Hotels & Resorts, Inc., REIT	616,505	14,654,324
Kilroy Realty Corp., REIT	129,500	8,944,565
Kimco Realty Corp., REIT	241,370	6,068,042
Lexington Realty Trust, REIT (A)	268,800	2,951,424
Liberty Property Trust, Series C, REIT	47,359	1,782,119
Macerich Co., Class A, REIT (A)	90,892	7,581,302
Paramount Group, Inc., REIT (B)	271,700	5,050,903
Pebblebrook Hotel Trust, REIT	64,400	2,938,572
Post Properties, Inc., REIT	68,000	3,996,360
Prologis, Inc., Class A, REIT	327,610	14,097,058
Public Storage, REIT	36,130	6,678,631
Ramco-Gershenson Properties Trust, REIT	123,800	2,320,012
Simon Property Group, Inc., REIT	105,149	19,148,684
SL Green Realty Corp., REIT (A)	94,700	11,271,194
Spirit Realty Capital, Inc., REIT	484,900	5,765,461
Strategic Hotels & Resorts, Inc., REIT (B)	289,900	3,835,377
Sun Communities, Inc., REIT (A)	58,400	3,530,864
Sunstone Hotel Investors, Inc., REIT	174,350	2,878,519
Tanger Factory Outlet Centers, Inc., REIT	57,470	2,124,091

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Clarion Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Taubman Centers, Inc., REIT (A)	49,041	$ 3,747,713
UDR, Inc., REIT (A)	327,784	10,102,303
Vornado Realty Trust, Class A, REIT	104,985	12,357,784

		281,583,757

Total Common Stocks (Cost $483,369,737)		552,573,124

WARRANT - 0.0% (C)
Hong Kong - 0.0% (C)
Sun Hung Kai Properties, Ltd. (B) Expiration: 04/22/2016 Exercise Price: HKD 98.60	30,604	77,352

Total Warrant (Cost $0)		77,352

SECURITIES LENDING COLLATERAL - 9.1%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (D)	51,045,124	$ 51,045,124

Total Securities Lending Collateral (Cost $51,045,124)		51,045,124

Principal	Value
REPURCHASE AGREEMENT - 0.8%

State Street Bank & Trust Co. 0.01% (D), dated 12/31/2014, to be repurchased at $4,595,100 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 11/25/2038, and with a value of $4,688,068.

$ 4,595,097	$ 4,595,097

Total Repurchase Agreement (Cost $4,595,097)	4,595,097

Total Investments (Cost $539,009,958) (E)	608,290,697
Net Other Assets (Liabilities) - (8.8)%	(49,416,797)

Net Assets - 100.0%	$ 558,873,900

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Real Estate Investment Trusts	68.4%	$415,805,364
Real Estate Management & Development	21.8	132,308,061
Hotels, Restaurants & Leisure	0.7	4,537,051

Investments, at Value	90.9	552,650,476
Short-Term Investments	9.1	55,640,221

Total Investments	100.0%	$608,290,697

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Common Stocks	$283,686,647	$268,886,477	$—	$552,573,124
Warrant	—	77,352	—	77,352
Securities Lending Collateral	51,045,124	—	—	51,045,124
Repurchase Agreement	—	4,595,097	—	4,595,097

Total Investments	$334,731,771	$273,558,926	$—	$608,290,697

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Clarion Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $49,014,638. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Rate disclosed reflects the yield at December 31, 2014.
(E)	Aggregate cost for federal income tax purposes is $551,722,415. Aggregate gross unrealized appreciation and depreciation for all securities is $64,883,501 and $8,315,219, respectively. Net unrealized appreciation for tax purposes is $56,568,282.
(F)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

DEFINITIONS:

CVA	Dutch Certificate Depositary Receipt
REIT	Real Estate Investment Trust; includes domestic REITs and Foreign REITs

CURRENCY ABBREVIATION:

HKD	Hong Kong Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Clarion Global Real Estate Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $534,414,861) (including securities loaned of $49,014,638)	$603,695,600
Repurchase agreement, at value (cost $4,595,097)	4,595,097
Foreign currency, at value (cost $7,187)	7,229
Receivables:
Shares sold	97,266
Investments sold	283,861
Interest	1
Dividends	2,047,382
Tax reclaims	85,343
Net income from securities lending	8,000
Prepaid expenses	2,921

Total assets	610,822,700

Liabilities:
Payables and other liabilities:
Shares redeemed	110,021
Investments purchased	266,409
Investment advisory fees	390,069
Distribution and service fees	23,993
Administration fees	12,519
Transfer agent fees	1,280
Trustees fees	189
Audit and tax fees	30,818
Custody fees	14,986
Printing and shareholder reports fees	52,617
Other	775
Collateral for securities on loan	51,045,124

Total liabilities	51,948,800

Net assets	$558,873,900

Net assets consist of:
Capital stock ($0.01 par value)	$424,665
Additional paid-in capital	626,540,978
Undistributed (distributions in excess of) net investment income (loss)	6,903,301
Accumulated net realized gain (loss)	(144,263,133)
Net unrealized appreciation (depreciation) on:
Investments	69,280,739
Translation of assets and liabilities denominated in foreign currencies	(12,650)

Net assets	$558,873,900

Net assets by class:
Initial Class	$452,443,725
Service Class	106,430,175

Shares outstanding:
Initial Class	34,644,043
Service Class	7,822,464

Net asset value and offering price per share:
Initial Class	$13.06
Service Class	13.61

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $753,767)	$13,206,640
Interest income	786
Net income from securities lending	183,821

Total investment income	13,391,247

Expenses:
Investment advisory fees	3,760,688
Distribution and service fees:
Service Class	234,974
Administration fees	119,591
Transfer agent fees	7,175
Trustees fees	18,115
Audit and tax fees	29,147
Custody fees	240,531
Legal fees	27,315
Printing and shareholder reports fees	57,676
Other	23,296

Total expenses	4,518,508

Net investment income (loss)	8,872,739

Net realized gain (loss) on:
Investments	14,337,368
Foreign currency transactions	(42,767)

Net realized gain (loss)	14,294,601

Net change in unrealized appreciation (depreciation) on:
Investments	32,944,185
Translation of assets and liabilities denominated in foreign currencies	(11,449)

Net change in unrealized appreciation (depreciation)	32,932,736

Net realized and change in unrealized gain (loss)	47,227,337

Net increase (decrease) in net assets resulting from operations	$56,100,076

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Clarion Global Real Estate Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$8,872,739	$8,057,814
Net realized gain (loss)	14,294,601	28,790,427
Net change in unrealized appreciation (depreciation)	32,932,736	(23,172,558)
Net increase (decrease) in net assets resulting from operations	56,100,076	13,675,683

Distributions to shareholders:
Net investment income:
Initial Class	(6,235,608)	(19,589,264)
Service Class	(1,226,562)	(4,009,942)
Total distributions from net investment income	(7,462,170)	(23,599,206)

Capital share transactions:
Proceeds from shares sold:
Initial Class	122,089,758	33,940,524
Service Class	25,013,464	28,355,088
	147,103,222	62,295,612
Dividends and distributions reinvested:
Initial Class	6,235,608	19,589,264
Service Class	1,226,562	4,009,942
	7,462,170	23,599,206
Cost of shares redeemed:
Initial Class	(44,006,195)	(58,761,731)
Service Class	(9,279,775)	(19,570,147)
	(53,285,970)	(78,331,878)
Net increase (decrease) in net assets resulting from capital share transactions	101,279,422	7,562,940
Net increase (decrease) in net assets	149,917,328	(2,360,583)

Net assets:
Beginning of year	408,956,572	411,317,155
End of year	$558,873,900	$408,956,572
Undistributed (distributions in excess of) net investment income (loss)	$6,903,301	$(910,352)

Capital share transactions - shares:
Shares issued:
Initial Class	9,453,054	2,717,409
Service Class	1,900,880	2,208,761
	11,353,934	4,926,170
Shares reinvested:
Initial Class	478,925	1,763,210
Service Class	90,388	346,281
	569,313	2,109,491
Shares redeemed:
Initial Class	(3,493,970)	(5,017,178)
Service Class	(719,210)	(1,553,016)
	(4,213,180)	(6,570,194)

Net increase (decrease) in shares outstanding:
Initial Class	6,438,009	(536,559)
Service Class	1,272,058	1,002,026
	7,710,067	465,467

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Clarion Global Real Estate Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$11.67	$11.92	$9.86	$11.30	$10.46
Investment operations:
Net investment income (loss) (A)	0.24	0.23	0.24	0.25	0.21
Net realized and unrealized gain (loss)	1.34	0.20	2.22	(0.88)	1.32
Total investment operations	1.58	0.43	2.46	(0.63)	1.53
Distributions:
Net investment income	(0.19)	(0.68)	(0.40)	(0.81)	(0.69)
Net asset value, end of year	$13.06	$11.67	$11.92	$9.86	$11.30
Total return (B)	13.56%	3.90%	25.25%	(5.74)%	15.67%
Ratio and supplemental data:
Net assets end of year (000’s)	$452,444	$329,290	$342,553	$288,708	$495,241
Expenses to average net assets	0.90%	0.90%	0.92%	0.88%	0.90%
Net investment income (loss) to average net assets	1.90%	1.93%	2.15%	2.24%	2.01%
Portfolio turnover rate	30%	38%	53%	36%	60%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$12.16	$12.39	$10.24	$11.72	$10.84
Investment operations:
Net investment income (loss) (A)	0.22	0.21	0.21	0.21	0.17
Net realized and unrealized gain (loss)	1.40	0.22	2.32	(0.90)	1.38
Total investment operations	1.62	0.43	2.53	(0.69)	1.55
Distributions:
Net investment income	(0.17)	(0.66)	(0.38)	(0.79)	(0.67)
Net asset value, end of year	$13.61	$12.16	$12.39	$10.24	$11.72
Total return (B)	13.29%	3.71%	24.98%	(6.01)%	15.30%
Ratio and supplemental data:
Net assets end of year (000’s)	$106,430	$79,667	$68,764	$44,260	$33,421
Expenses to average net assets	1.15%	1.15%	1.17%	1.13%	1.15%
Net investment income (loss) to average net assets	1.67%	1.64%	1.85%	1.89%	1.59%
Portfolio turnover rate	30%	38%	53%	36%	60%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Clarion Global Real Estate Securities VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Transamerica Series Trust	Annual Report 2014

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2014 of $48,846 are included in Net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REIT”): Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs owned at December 31, 2014, if any, are identified in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2014

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

Transamerica Series Trust	Annual Report 2014

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2014:

	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$22,398,933	4.01%
Transamerica Asset Allocation – Growth VP	17,929,888	3.21
Transamerica Asset Allocation – Moderate Growth VP	90,400,571	16.18
Transamerica Asset Allocation – Moderate VP	134,633,282	24.09
Transamerica International Moderate Growth VP	28,798,390	5.15
Transamerica Voya Balanced Allocation VP	116,051	0.02
Transamerica Voya Conservative Allocation VP	17,201	0.00	(A)
Transamerica Voya Moderate Growth Allocation VP	157,036	0.03
Total	$294,451,352	52.69%

(A)	Percentage rounds to less than 0.01%.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $250 million	0.800%
Over $250 million up to $500 million	0.775%
Over $500 million up to $1 billion	0.700%
Over $1 billion	0.650%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
1.00%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2014

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$248,708,033	$—	$142,730,124	$—

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, passive foreign investment companies, foreign currency transactions, and partnership basis adjustments.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax

Transamerica Series Trust	Annual Report 2014

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

differences to reflect tax character. The differences are primarily due to foreign currency gains and losses, distribution reclasses for REITs and passive foreign investment companies. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(2)
Undistributed (distributions in excess of) net investment income (loss)	6,403,084
Accumulated net realized gain (loss)	(6,403,082)

At December 31, 2014, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 95,372,670	December 31, 2017
45,891,003	December 31, 2018

The capital loss carryforwards utilized or expired during the year ended December 31, 2014 were $8,136,936.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$7,462,170
Long-Term Capital Gain	—
2013 Distributions paid from:
Ordinary Income	$23,599,206
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$16,616,298
Undistributed Long-Term Capital Gain	—
Capital Loss Carryforwards	(141,263,673)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	56,555,632

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Clarion Global Real Estate Securities VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Clarion Global Real Estate Securities VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Clarion Global Real Estate Securities VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Clarion Global Real Estate Securities VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica International Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2014, can be summarized as great expectations that were never met. This was especially true for the economic recovery and an anticipated sell-off in fixed income markets.

In the U.S., the economy got off to a poor start as severe weather led to a freeze in economic activity during the first quarter of the year. Underwhelming economic performance was not just a U.S. event, however. Lending in Europe remained low as banks shored up their balance sheets in order to pass the Eurozone’s asset quality review test. The restriction of private credit, especially to small and medium-sized enterprises, is completely contrary to what is required for an economic expansion. The resulting slowdown encompassed most of the region; even the German growth engine lost steam.

Against this backdrop, market volatility rose. Equity markets ended the year with a decent gain, but only after enduring two 5%-7% declines. Commodities experienced a major sell-off that trimmed the price of crude oil by one-third or more. In fixed income markets, lower-quality securities were jumbled by the commodities sell-off as investors worried about the future financial health of companies and countries heavily dependent on commodities production.

When all was said and done, high-quality, long-duration fixed income, most notably 30-year U.S. Treasuries, was among the best-performing asset classes. To some extent, the relative strength of long-term Treasuries was due to a divergence in global monetary policy. While the U.S. and U.K. began winding down quantitative easing (“QE”) and talking about raising interest rates, Japan and Europe moved the other direction - either increasing the QE pace or seeking alternative ways to implement QE policy. Even the largest emerging market country (China) added stimulus through numerous channels. The result was a large difference in rates on sovereign bonds. Yield-seeking investors in low-yielding countries bought debt instruments from countries offering (relatively) higher interest rates, creating a tailwind for long-term U.S. Treasuries.

PERFORMANCE

For the year ended December 31, 2014, Transamerica International Moderate Growth VP, Initial Class returned (0.47)%. By comparison, its primary and secondary benchmarks, the MSCI World Index ex-U.S. and the Barclays U.S. Aggregate Bond Index, returned (3.88)% and 5.97%, respectively.

STRATEGY REVIEW

The Portfolio is designed to provide a mix of approximately 65% international equity, 30% U.S. fixed-income securities, and 5% international equity and fixed-income over time. Under the Portfolio’s volatility management guidelines, maximum equity exposure can range from 30% (when market volatility is unusually high) to 90% (when volatility is extremely low). Adherence to volatility management guidelines was a source of the Portfolio’s underperformance. So, too, were its exposure to master limited partnerships (“MLPs”), defensive positionings, an emphasis on short-term bonds and, generally speaking, below-benchmark returns for many of the underlying funds available for use in the Portfolio.

The holdings of the Portfolio are broadly diversified across domestic and international stocks, Treasuries, Treasury Inflation Protected Securities, mortgage-backed securities, high-yield bonds, international bonds, MLPs from the energy sector, and global real estate. MLPs fared poorly in the later months of the year, as oil prices declined sharply.

We adjust the Portfolio’s holdings in response to shorter-term market conditions. For example, in early 2014 we reduced equity exposure in response to the risk of war between Russia and Ukraine. However, the risk was short-lived and did not cause a significant equity decline. As a result, our defensive move out of equities detracted from return relative to the benchmark. Likewise, a defensive shift from intermediate-term bond funds to short-term bond funds was detrimental, as intermediate-term bond funds dramatically outperformed short-term bond funds.

We seek to find and use quality active fund managers in the Transamerica lineup that specialize in each asset class and style. We monitor these managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative skill. In 2014, active managers, including those selected for the Portfolio, generally had poor performance relative to their benchmarks. The best-performing fund in the Portfolio was Transamerica Clarion Global Real Estate Securities VP.

One bright spot for the Portfolio was the use of foreign currency futures contracts to hedge the Portfolio’s foreign currency exposure and to profit from the rising U.S. dollar. We took short positions in the euro and yen beginning in August 2014 that added modestly to total return.

Transamerica Series Trust	Annual Report 2014

Transamerica International Moderate Growth VP

(unaudited)

STRATEGY REVIEW (continued)

During the year the Portfolio used derivatives. These positions positively contributed to performance.

Todd R. Porter, CFA

Maciej J. Kowara, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2014

Transamerica International Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	(0.47)%	5.31%	2.29%	05/01/2006
MSCI World Index ex-U.S. (A) (B)	(3.88)%	5.71%	2.62%
Barclays U.S. Aggregate Bond Index (A) (C)	5.97%	4.45%	5.26%
Service Class	(0.79)%	5.05%	2.03%	05/01/2006

(A) The MSCI World Index ex-U.S. and the Barclays U.S. Aggregate Bond Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception date of the class. You cannot invest directly in an Index.

(B) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(C) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica International Moderate Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$966.20	$0.74	$1,024.40	$0.77	0.15%
Service Class	1,000.00	963.90	1.98	1,023.20	2.04	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

(D)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Global/International Equity	67.9%
Fixed Income	18.2
Repurchase Agreement	12.9
Net Other Assets (Liabilities) ^	1.0
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, securities sold short, TBA short commitments, and cash collateral.

Transamerica Series Trust	Annual Report 2014

Transamerica International Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
INVESTMENT COMPANIES - 86.1%
Fixed Income - 18.2%
Transamerica Aegon U.S. Government Securities VP (A)	6,388	$ 77,676
Transamerica Bond (B)	2,820,278	28,936,052
Transamerica Core Bond (B)	623,789	6,300,270
Transamerica Emerging Markets Debt (B)	350,346	3,552,506
Transamerica Floating Rate (B)	925,774	9,109,621
Transamerica High Yield Bond (B)	3,160,684	29,805,249
Transamerica Intermediate Bond (B)	499,532	5,070,254
Transamerica Money Market (B)	21,071	21,071
Transamerica PIMCO Total Return VP (A)	83,704	976,824
Transamerica Short-Term Bond (B)	3,558,167	35,937,483

		119,787,006

Global/International Equity - 67.9%
Transamerica Clarion Global Real Estate Securities VP (A)	2,205,083	28,798,390
Transamerica Developing Markets Equity (B)	1,273,438	13,052,744
Transamerica Global Equity (B)	2,592,856	28,702,918
Transamerica Income & Growth (B)	5,265,625	56,236,879
Transamerica International Equity (B)	4,266,678	71,722,853
Transamerica International Equity Opportunities (B)	9,024,692	68,316,919
Transamerica International Small Cap (B)	9,977,151	90,492,759
Transamerica International Small Cap Value (B)	7,244,019	82,147,177

	Shares	Value
INVESTMENT COMPANIES (continued)
Global/International Equity (continued)
Transamerica TS&W International Equity VP (A)	565,894	$ 7,034,065

		446,504,704

Total Investment Companies (Cost $559,954,320)		566,291,710

	Principal	Value
REPURCHASE AGREEMENT - 12.9%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2014, to be repurchased at $84,482,229 on 01/02/2015. Collateralized by U.S. Government Agency Obligations, 2.24% - 3.00%, due 11/01/2033 -06/25/2037, and with a total value of $86,172,794.	$ 84,482,182	84,482,182

Total Repurchase Agreement (Cost $84,482,182)		84,482,182

Total Investments (Cost $644,436,502) (D)		650,773,892
Net Other Assets (Liabilities) - 1.0%		6,327,914

Net Assets - 100.0%		$ 657,101,806

FUTURES CONTRACTS: (E)
Description	Type	Number of Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
EUR March Futures	Short	(1,050)	03/16/2015	$4,498,725
JPY March Futures	Short	(1,180)	03/16/2015	1,748,903

Total				$6,247,628

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Investment Companies	$566,291,710	$—	$—	$566,291,710
Repurchase Agreement	—	84,482,182	—	84,482,182

Total Investments	$566,291,710	$84,482,182	$—	$650,773,892

Derivative Financial Instruments
Futures Contracts (G)	$6,247,628	$—	$—	$6,247,628

Total Derivative Financial Instruments	$6,247,628	$—	$—	$6,247,628

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica International Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(B)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(C)	Rate disclosed reflects the yield at December 31, 2014.
(D)	Aggregate cost for federal income tax purposes is $647,784,275. Aggregate gross unrealized appreciation and depreciation for all securities is $12,435,890 and $9,446,273, respectively. Net unrealized appreciation for tax purposes is $2,989,617.
(E)	Cash in the amount of $5,175,000 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(F)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(G)	Derivative financial instrument valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

EUR	Euro
JPY	Japanese Yen

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica International Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Affiliated investments, at value (cost $559,954,320)	$566,291,710
Repurchase agreement, at value (cost $84,482,182)	84,482,182
Cash on deposit with broker	5,175,000
Receivables:
Shares sold	362,645
Interest	23
Dividends	25,797
Variation margin receivable on derivative financial instruments	1,046,375
Prepaid expenses	3,733

Total assets	657,387,465

Liabilities:
Payables and other liabilities:
Shares redeemed	14,113
Investment advisory fees	59,414
Distribution and service fees	144,420
Administration fees	10,398
Transfer agent fees	1,647
Trustees fees	256
Audit and tax fees	13,586
Custody fees	1,037
Legal fees	74
Printing and shareholder reports fees	39,669
Other	1,045

Total liabilities	285,659

Net assets	$657,101,806

Net assets consist of:
Capital stock ($0.01 par value)	$681,913
Additional paid-in capital	654,362,995
Undistributed (distributions in excess of) net investment income (loss)	12,559,141
Accumulated net realized gain (loss)	(23,087,261)
Net unrealized appreciation (depreciation) on:
Affiliated investments	6,337,390
Futures contracts	6,247,628

Net assets	$657,101,806

Net assets by class:
Initial Class	$18,121,451
Service Class	638,980,355

Shares outstanding:
Initial Class	1,864,468
Service Class	66,326,825

Net asset value and offering price per share:
Initial Class	$9.72
Service Class	9.63

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income from affiliated investments	$15,141,079
Interest income from repurchase agreements	3,811

Total investment income	15,144,890

Expenses:
Investment advisory fees	654,883
Distribution and service fees:
Service Class	1,590,114
Administration fees	114,605
Transfer agent fees	9,935
Trustees fees	24,401
Audit and tax fees	21,951
Custody fees	23,886
Legal fees	38,138
Printing and shareholder reports fees	67,318
Other	33,795

Total expenses	2,579,026

Net investment income (loss)	12,565,864

Net realized gain (loss) on:
Affiliated investments	11,990,916
Distributions from affiliated investments	11,818,384
Futures contracts	5,073,978

Net realized gain (loss)	28,883,278

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(50,138,988)
Futures contracts	3,816,153

Net change in unrealized appreciation (depreciation)	(46,322,835)

Net realized and change in unrealized gain (loss)	(17,439,557)

Net increase (decrease) in net assets resulting from operations	$(4,873,693)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica International Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$12,565,864	$13,810,255
Net realized gain (loss)	28,883,278	(7,940)
Net change in unrealized appreciation (depreciation)	(46,322,835)	53,068,476
Net increase (decrease) in net assets resulting from operations	(4,873,693)	66,870,791

Distributions to shareholders:
Net investment income:
Initial Class	(424,959)	(383,605)
Service Class	(13,390,744)	(10,314,603)
Total distributions from net investment income	(13,815,703)	(10,698,208)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,085,015	1,944,038
Service Class	54,229,101	107,662,474
	55,314,116	109,606,512
Dividends and distributions reinvested:
Initial Class	424,959	383,605
Service Class	13,390,744	10,314,603
	13,815,703	10,698,208
Cost of shares redeemed:
Initial Class	(2,222,498)	(3,468,735)
Service Class	(29,255,059)	(42,067,411)
	(31,477,557)	(45,536,146)
Net increase (decrease) in net assets resulting from capital share transactions	37,652,262	74,768,574
Net increase (decrease) in net assets	18,962,866	130,941,157

Net assets:
Beginning of year	638,138,940	507,197,783
End of year	$657,101,806	$638,138,940
Undistributed (distributions in excess of) net investment income (loss)	$12,559,141	$13,808,980

Capital share transactions - shares:
Shares issued:
Initial Class	109,603	206,157
Service Class	5,501,008	11,453,820
	5,610,611	11,659,977
Shares reinvested:
Initial Class	42,796	41,292
Service Class	1,359,466	1,118,721
	1,402,262	1,160,013
Shares redeemed:
Initial Class	(224,764)	(367,455)
Service Class	(2,999,392)	(4,496,980)
	(3,224,156)	(4,864,435)

Net increase (decrease) in shares outstanding:
Initial Class	(72,365)	(120,006)
Service Class	3,861,082	8,075,561
	3,788,717	7,955,555

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica International Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$9.99	$9.05	$8.27	$9.13	$8.50
Investment operations:
Net investment income (loss) (A) (B)	0.21	0.24	0.20	0.25	0.20
Net realized and unrealized gain (loss)	(0.25)	0.90	0.84	(0.92)	0.66
Total investment operations	(0.04)	1.14	1.04	(0.67)	0.86
Distributions:
Net investment income	(0.23)	(0.20)	(0.26)	(0.19)	(0.23)
Net asset value, end of year	$9.72	$9.99	$9.05	$8.27	$9.13
Total return (C)	(0.47)%	12.72%	12.81%	(7.37)%	10.50%
Ratio and supplemental data:
Net assets end of year (000’s)	$18,122	$19,345	$18,619	$19,685	$21,033
Expenses to average net assets (D)	0.15%	0.15%	0.15%	0.14%	0.14%
Net investment income (loss) to average net assets (B)	2.10%	2.53%	2.37%	2.94%	2.34%
Portfolio turnover rate (E)	32%	16%	47%	57%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$9.91	$8.98	$8.21	$9.06	$8.44
Investment operations:
Net investment income (loss) (A) (B)	0.19	0.23	0.19	0.24	0.18
Net realized and unrealized gain (loss)	(0.26)	0.88	0.82	(0.92)	0.66
Total investment operations	(0.07)	1.11	1.01	(0.68)	0.84
Distributions:
Net investment income	(0.21)	(0.18)	(0.24)	(0.17)	(0.22)
Net asset value, end of year	$9.63	$9.91	$8.98	$8.21	$9.06
Total return (C)	(0.79)%	12.46%	12.48%	(7.53)%	10.24%
Ratio and supplemental data:
Net assets end of year (000’s)	$638,980	$618,794	$488,579	$444,948	$488,673
Expenses to average net assets (D)	0.40%	0.40%	0.40%	0.39%	0.39%
Net investment income (loss) to average net assets (B)	1.91%	2.44%	2.19%	2.64%	2.13%
Portfolio turnover rate (E)	32%	16%	47%	57%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica International Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Open futures contracts at December 31, 2014, if any, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is shown on the Statement of Assets and Liabilities.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2014

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or

Transamerica Series Trust	Annual Report 2014

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out on the Statement of Operations.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Effective May 1, 2014
First $10 billion	0.10%
Over $10 billion	0.09%
Prior to May 1, 2014	0.10%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.25%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2014

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.0175% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities	Sales of securities
$ 193,937,329	$ 218,657,144

NOTE 5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2013	Ending number of positions at December 31, 2014	Average number of positions (A)
Futures contracts	2	2	4

(A)	Calculated based on positions held at each month end during the current year.

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted for as hedging instruments	Foreign Exchange Contracts	Total
Asset derivatives
Net unrealized appreciation on futures contracts (A) (B)	$6,247,628	$6,247,628
Total gross amount of assets (C)	$6,247,628	$6,247,628

Transamerica Series Trust	Annual Report 2014

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest rate Contracts	Foreign Exchange Contracts	Equity Contracts	Total
Net realized gain (loss) on:
Futures contracts	$(380,746)	$15,395,131	$(9,940,407)	$5,073,978
Net change in unrealized appreciation (depreciation) on:
Futures contracts	—	4,577,628	(761,475)	3,816,153
Total	$(380,746)	$19,972,759	$(10,701,882)	$8,890,131

NOTE 6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

At December 31, 2014, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 13,491,860	December 31, 2016

The capital loss carryforwards utilized or expired during the year ended December 31, 2014 were $29,638,549.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$13,815,703
Long-Term Capital Gain	—
2013 Distributions paid from:
Ordinary Income	$10,698,208
Long-Term Capital Gain	—

Transamerica Series Trust	Annual Report 2014

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. (continued)

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$12,559,141
Undistributed Long-Term Capital Gain	—
Capital Loss Carryforwards	(13,491,860)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	2,989,617

NOTE 7. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica International Moderate Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica International Moderate Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica International Moderate Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica International Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2014.

The Portfolio expects to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Portfolio’s shareholders.

Foreign Source Income	Foreign Taxes
$ 5,444,331	$ 341,956

Transamerica Series Trust	Annual Report 2014

Transamerica Janus Balanced VP

(unaudited)

MARKET ENVIRONMENT

The U.S. economic recovery gathered momentum as the year progressed while inflation remained tame. The U.S. Federal Reserve (“Fed”) acknowledged improved economic conditions and ended its quantitative easing (“QE”) program. However, the Fed’s policymakers seem to be looking for improving trends in economic data before hiking rates, and they signaled that a rate hike won’t happen until 2015. Major equity indexes rallied to records. Meanwhile, an economic slowdown abroad sent crude oil prices plunging. The difference in growth and monetary policy trajectories between the U.S. and its major trading partners sparked a rally in the U.S. dollar.

The fixed income market in 2014 can be characterized by a heavy rotation into the long end of the Treasury curve and a rotation out of risk assets, specifically the energy sector within high yield. Long-end yields fell amid low inflation and concerns that an economic slowdown abroad could threaten U.S. growth. The flattening yield curve reflected this concern. The short-end of the curve rose, reflecting expectations for a Fed rate hike in 2015.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Janus Balanced VP, Initial Class returned 8.19%. By comparison, its primary, secondary, and additional benchmarks, the S&P 500®, the Barclays U.S. Aggregate Bond Index, and the Transamerica Janus Balanced Blended VP Blended Benchmark (“blended benchmark”), returned 13.69%,5.97%, and 10.23%, respectively.

The blended benchmark is comprised of S&P 500® 55% and the Barclays U.S. Aggregate Bond Index 45%.

STRATEGY REVIEW

For the year ended December 31, 2014, the Portfolio underperformed the blended benchmark. At period end, the Portfolio held a 59.62% weighting to equities, while our fixed income weighting stood at 40.23%, with the remainder in cash.

We believe that valuations in equities, while not cheap, are reasonable and that they offer greater risk-adjusted returns than fixed income.

The equity sleeve underperformed the S&P 500® during the period. The underperformance was primarily driven by the sleeve’s stock selection in the consumer discretionary sector as well as stock selection within the consumer staples and financials sectors. Our zero weighting in utilities versus the benchmark was also a relative detractor.

Individual equity detractors were led by Mattel, Inc. The toymaker’s earnings performance suffered from an inventory overhang that it spent the better part of the year working through. However, we believe the company is close to resolving its inventory issues, and we see potential for it to once more grow global market share.

Las Vegas Sands Corp. also detracted from performance. The casino operator was hurt by softness in the company’s VIP business, but we believe the company’s mass market business remains solid. We expect the company to continue to expand its already large market share in Macau, China and we believe its presence in other parts of Asia will provide opportunities.

CBS Corp., Class B was also among leading individual stock detractors. The media company’s stock weakened during the period amid concerns about advertising revenue, though we think its advertising issues have bottomed.

Equity contributors included railroad operator Union Pacific Corp. Union Pacific Corp stock was helped by strong earnings reports which reflected the broader momentum in the U.S. economy. We believe the railroad company has a strong competitive moat that leads to sustainable and consistent pricing power. Steady volume growth and ongoing operating improvements are also additive.

Apple, Inc. was a leading contributor. The mobile device and computer maker continues to be the beneficiary of incremental sales opportunities and increased penetration in new geographies, mobile service providers and product categories. We think it has strong opportunities as its product network continues to attract new and potentially long-term subscribers onto its platform.

The stock of Ireland-based specialty pharmaceutical firm Shire PLC became a leading contributor after it had received an acquisition bid from AbbVie, Inc. a U.S.-based drug maker. The stock became more fairly valued, in our view, and we exited the position.

Transamerica Series Trust	Annual Report 2014

Transamerica Janus Balanced VP

(unaudited)

STRATEGY REVIEW (continued)

Meanwhile, our fixed income sleeve underperformed the Barclays U.S. Aggregate Bond Index, largely due to our yield curve positioning in both Treasuries and corporate credit. We headed into 2014 with the belief that there was a greater risk of rates rising. Our focus on capital preservation informed our decision to be short duration versus the benchmark. We also thought there was greater downside risk in long-end credit if rates were to rise. However, the market favored longer dated fixed income securities in general in 2014, with the longest dated maturities performing the best. To a degree, security selection within corporate credit offset yield curve positioning. For example, our position in General Motors Co., which was upgraded by a rating agency during the period, helped make automotives a leading credit sector contributor on a relative basis. Banking was another relative top credit sector contributor, thanks to our positions in Royal Bank of Scotland Group PLC and Wells Fargo & Co. Moreover, our small position in bank-issued preferred securities was also additive on a relative basis.

Relative credit sector detractors were led by independent-energy. Of all the energy sectors, this sector, which is comprised of independent exploration and production firms, is among the most sensitive to the change in the price of crude oil. Oil prices declined 42% in the fourth quarter, and this sparked indiscriminate selling in most energy sectors that we believe eclipsed individual company fundamentals.

While we believe that our independent-energy holdings are efficient producers that can generate solid cash flow at lower crude oil prices, we reduced our exposure in energy-related sectors given market sentiment. Reflecting our focus on capital preservation, we may reduce our energy exposure further.

Our out-of-index exposure to high yield helped make spread carry, or the excess yield over similar securities in the index, a relative contributor.

Going forward, we expect the fixed income market could be vulnerable to greater volatility due to the divergent growth and monetary policy trajectories between the U.S. and its major trading partners. As such, we have sought to curb risk in the Portfolio by reducing our corporate credit exposure and raising our Treasury exposure, which had declined during the year.

Heading into 2015, we have a sanguine outlook for both the U.S economy and domestic stock markets. The economy continues to grow at a modest, but steady clip, with the Fed in no rush to raise rates. An improving economy and a benign interest rate environment historically has been an ideal backdrop for equities. U.S. equities are trading at higher valuations than they were a year ago, but we believe those higher valuations remain reasonable given our belief that earnings growth by U.S. companies will continue to push many stocks higher. The U.S. consumer remains strong, and the steep drop in oil prices is acting as a tax cut that should only bolster consumer spending power and increase revenues for many companies.

Over the year the Portfolio used derivatives. These positions positively contributed to performance.

Marc Pinto, CFA

Gibson Smith

Co-Portfolio Managers

Janus Capital Management LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Janus Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	8.19%	6.10%	6.17%	07/01/2009
S&P 500® (A) (B)	13.69%	15.45%	18.24%
Barclays U.S. Aggregate Bond Index (A) (C)	5.97%	4.45%	4.77%
Transamerica Janus Balanced VP Blended Benchmark (A) (B) (C)	10.23%	10.64%	12.25%
Service Class	7.83%	5.83%	5.91%	07/01/2009

(A) The Transamerica Janus Balanced VP Blended Benchmark is composed of the following benchmarks: The S&P 500® 55% and Barclays U.S. Aggregate Bond Index 45%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on inception date of the class. You cannot invest directly in an index.

(B) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(C) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Janus Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,033.00	$4.15	$1,021.10	$4.13	0.81%
Service Class	1,000.00	1,030.70	5.43	1,019.90	5.40	1.06

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	55.7%
Corporate Debt Securities	16.8
U.S. Government Obligations	14.8
Securities Lending Collateral	9.6
U.S. Government Agency Obligations	6.8
Master Limited Partnerships	3.5
Mortgage-Backed Securities	1.0
Asset-Backed Securities	0.5
Preferred Stocks	0.4
Repurchase Agreement	0.1
Net Other Assets (Liabilities) ^	(9.2)
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, securities sold short, TBA short commitments, and cash collateral.

Transamerica Series Trust	Annual Report 2014

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 14.8%
U.S. Treasury Bond
3.00%, 11/15/2044	$ 1,167,000	$ 1,226,445
3.13%, 08/15/2044 (A)	823,000	886,011
3.38%, 05/15/2044	157,000	176,748
3.63%, 02/15/2044	316,000	371,868
3.75%, 11/15/2043	1,634,000	1,964,246
U.S. Treasury Note
0.50%, 11/30/2016 (A)	6,969,000	6,951,577
0.63%, 12/31/2016	7,574,000	7,563,942
0.75%, 10/31/2017 (A)	168,000	166,661
0.75%, 12/31/2017 - 03/31/2018	649,000	640,212
0.88%, 01/31/2017 - 10/15/2017	1,141,000	1,143,422
0.88%, 01/31/2018 (A)	99,000	98,203
1.00%, 09/15/2017 (A)	12,000	12,007
1.00%, 12/15/2017	1,338,000	1,334,864
1.25%, 10/31/2018	1,556,000	1,545,911
1.38%, 07/31/2018 - 09/30/2018	10,200,000	10,194,948
1.50%, 08/31/2018 - 10/31/2019	4,239,000	4,239,014
1.50%, 11/30/2019 (A)	3,237,000	3,216,516
1.63%, 07/31/2019	1,321,000	1,323,063
1.75%, 09/30/2019 - 05/15/2023	1,555,000	1,550,818
2.13%, 09/30/2021	1,028,000	1,039,565
2.25%, 11/15/2024 (A)	8,443,000	8,499,728
2.38%, 08/15/2024	365,000	371,758
2.50%, 08/15/2023 - 05/15/2024	2,568,000	2,648,411
2.75%, 11/15/2023	2,073,000	2,182,318

Total U.S. Government Obligations (Cost $58,974,238)		59,348,256

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.8%
Federal Home Loan Mortgage Corp.
3.50%, 07/01/2029	1,263,199	1,333,156
4.50%, 09/01/2044	3,123,678	3,459,072
5.00%, 06/01/2020	25,379	27,042
5.50%, 12/01/2028 - 09/01/2041	2,446,263	2,736,578
6.00%, 04/01/2040	217,680	248,061
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
2.57%, 10/25/2024 (B)	250,000	249,223
2.82%, 10/25/2024 (B)	250,000	248,608
Federal National Mortgage Association
3.50%, 10/01/2029 - 05/01/2044	2,909,149	3,053,700
4.00%, 06/01/2042 - 08/01/2044	7,133,770	7,698,023
4.50%, 08/01/2041 - 02/01/2043	1,561,185	1,708,902
5.00%, 09/01/2029 - 07/01/2041	527,614	585,857
5.50%, 03/01/2040 - 12/01/2041	1,968,897	2,212,734
6.00%, 10/01/2035 - 10/01/2038	191,094	216,299
7.00%, 02/01/2039	26,510	29,584
FREMF Mortgage Trust Series 2010-KSCT, Class B 2.00%, 01/25/2020, 144A (C)	151,065	130,986
Government National Mortgage Association
3.50%, 05/20/2042	23,973	25,319
4.50%, 07/15/2041 - 10/20/2041	229,233	251,430
4.90%, 10/15/2034	106,731	118,489
5.00%, 10/15/2039 - 09/15/2041	1,055,934	1,171,073
5.10%, 01/15/2032	90,947	103,587

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
5.50%, 09/15/2035 - 07/20/2042	$ 590,259	$ 669,460
6.00%, 11/20/2034 - 02/20/2043	1,015,369	1,157,976

Total U.S. Government Agency Obligations (Cost $27,065,311)		27,435,159

MORTGAGE-BACKED SECURITIES - 1.0%
American Tower Trust I Series 2013-1A, Class 1A 1.55%, 03/15/2043, 144A	141,000	139,331
Banc of America Commercial Mortgage Trust Series 2007-5, Class AM 5.77%, 02/10/2051 (B)	45,522	48,148
Boca Hotel Portfolio Trust Series 2013-BOCA, Class D 3.21%, 08/15/2026, 144A (B)	100,000	99,939
COMM Mortgage Trust Series 2007-C9, Class AJ 5.65%, 12/10/2049 (B)	835,061	886,655
Commercial Mortgage Trust Series 2007-GG11, Class AM 5.87%, 12/10/2049 (B)	1,105,000	1,197,660
GS Mortgage Securities Corp. II Series 2013-KING, Class E 3.44%, 12/10/2027, 144A (B)	200,000	188,173
Hilton USA Trust
4.41%, 11/05/2030, 144A	141,000	144,213
Series 2013-HLT, Class EFX
5.22%, 11/05/2030, 144A (B)	102,000	104,505
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-JWRZ, Class D 3.15%, 04/15/2030, 144A (B)	100,000	100,038
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class AM 5.49%, 02/15/2040 (B)	285,000	300,368
Starwood Retail Property Trust
Series 2014-STAR, Class D
3.41%, 11/15/2027, 144A (B)	311,000	312,321
Series 2014-STAR, Class E
4.31%, 11/15/2027, 144A (B)	185,000	185,759
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class AM
5.38%, 12/15/2043	267,600	283,896
Series 2007-C31, Class AJ
5.66%, 04/15/2047 (B)	71,047	73,586
Wells Fargo Commercial Mortgage Trust
Series 2014-TISH, Class SCH1
2.91%, 01/15/2027, 144A (B)	73,000	72,958
Series 2014-TISH, Class WTS1
2.41%, 02/15/2027, 144A (B)	35,000	34,978
Series 2014-TISH, Class WTS2
3.41%, 02/15/2027, 144A (B)	35,000	34,959

Total Mortgage-Backed Securities (Cost $4,249,141)		4,207,487

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
ASSET-BACKED SECURITIES - 0.5%
AmeriCredit Automobile Receivables Trust
Series 2012-4, Class D
2.68%, 10/09/2018	$ 120,000	$ 120,962
Series 2013-4, Class D
3.31%, 10/08/2019	53,000	53,864
Applebee’s / IHOP Funding LLC Series 2014-1, Class A2 4.28%, 09/05/2044, 144A	975,000	978,191
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 4.47%, 03/20/2043, 144A	448,899	455,210
Domino’s Pizza Master Issuer LLC Series 2012-1A, Class A2 5.22%, 01/25/2042, 144A	290,841	304,904
Santander Drive Auto Receivables Trust
Series 2012-5, Class D
3.30%, 09/17/2018	34,000	35,018
Series 2012-6, Class D
2.52%, 09/17/2018	34,000	34,160

Total Asset-Backed Securities (Cost $1,982,931)		1,982,309

CORPORATE DEBT SECURITIES - 16.8%
Aerospace & Defense - 0.1%
Exelis, Inc.
4.25%, 10/01/2016	151,000	156,166
5.55%, 10/01/2021	125,000	134,905
KLX, Inc. 5.88%, 12/01/2022, 144A	258,000	260,580

		551,651

Airlines - 0.0% (D)
Southwest Airlines Co. 5.13%, 03/01/2017	161,000	172,468

Auto Components - 0.1%
Continental Rubber of America Corp. 4.50%, 09/15/2019, 144A	210,000	217,544
Schaeffler Finance BV 4.25%, 05/15/2021, 144A	200,000	195,000

		412,544

Automobiles - 1.0%
General Motors Co.
3.50%, 10/02/2018	672,000	685,440
4.88%, 10/02/2023	2,374,000	2,540,180
5.20%, 04/01/2045	307,000	323,885
6.25%, 10/02/2043	304,000	363,158

		3,912,663

Banks - 1.5%
CIT Group, Inc.
3.88%, 02/19/2019	128,000	127,680
4.25%, 08/15/2017	268,000	273,360
5.50%, 02/15/2019, 144A	364,000	384,020
6.63%, 04/01/2018, 144A	15,000	16,275
HBOS PLC Series MTN 6.75%, 05/21/2018, 144A	172,000	191,693
Intesa Sanpaolo SpA 5.02%, 06/26/2024, 144A	337,000	327,064

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Royal Bank of Scotland Group PLC
2.55%, 09/18/2015	$ 96,000	$ 96,961
5.13%, 05/28/2024	1,392,000	1,415,930
6.00%, 12/19/2023	792,000	857,259
6.10%, 06/10/2023	1,036,000	1,123,641
Santander UK PLC 5.00%, 11/07/2023, 144A	444,000	468,951
SVB Financial Group 5.38%, 09/15/2020	444,000	499,261
Zions Bancorporation 5.80%, 06/15/2023 (B) (E)	345,000	325,680

		6,107,775

Building Products - 0.0% (D)
Owens Corning 4.20%, 12/01/2024	156,000	153,951

Capital Markets - 1.2%
Ameriprise Financial, Inc. 7.52%, 06/01/2066 (B)	599,000	640,930
Charles Schwab Corp. 7.00%, 02/01/2022 (B) (E)	367,000	424,116
E*TRADE Financial Corp. 6.38%, 11/15/2019	495,000	524,700
Goldman Sachs Group, Inc.
5.63%, 01/15/2017	165,000	176,979
5.70%, 05/10/2019 (B) (E)	89,000	90,024
Morgan Stanley
1.88%, 01/05/2018	609,000	606,771
5.00%, 11/24/2025	603,000	643,470
Raymond James Financial, Inc.
4.25%, 04/15/2016	180,000	186,625
5.63%, 04/01/2024	1,177,000	1,340,582

		4,634,197

Chemicals - 0.3%
Albemarle Corp.
4.15%, 12/01/2024	543,000	551,691
5.45%, 12/01/2044	447,000	480,994
Ashland, Inc.
3.88%, 04/15/2018	99,000	99,990
6.88%, 05/15/2043	118,000	125,670

		1,258,345

Commercial Services & Supplies - 0.1%
Cintas Corp. No. 2 2.85%, 06/01/2016	153,000	156,867
GE Capital Trust I 6.38%, 11/15/2067 (B)	44,000	47,390

		204,257

Communications Equipment - 0.0% (D)
Motorola Solutions, Inc. 4.00%, 09/01/2024	149,000	149,897

Construction & Engineering - 0.1%
Toll Brothers Finance Corp.
4.00%, 12/31/2018	89,000	89,445
4.38%, 04/15/2023	33,000	32,340
5.88%, 02/15/2022	107,000	114,222

		236,007

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction Materials - 0.1%
Hanson, Ltd. 6.13%, 08/15/2016	$ 174,000	$ 184,440
Martin Marietta Materials, Inc. 4.25%, 07/02/2024	221,000	226,548

		410,988

Consumer Finance - 0.5%
American Express Co.
5.20%, 11/15/2019 (B)	134,000	136,089
6.80%, 09/01/2066 (B)	480,000	502,800
American Express Credit Corp.
2.13%, 03/18/2019	742,000	741,069
Series MTN
1.75%, 06/12/2015	239,000	240,314
Discover Financial Services 3.95%, 11/06/2024	376,000	377,971

		1,998,243

Diversified Financial Services - 2.4%
Bank of America Corp.
1.50%, 10/09/2015	102,000	102,418
8.00%, 01/30/2018 (B)	346,000	371,517
Carlyle Holdings Finance LLC 3.88%, 02/01/2023, 144A	834,000	854,398
Citigroup, Inc.
5.90%, 02/15/2023 (B) (E)	229,000	223,275
Series N
5.80%, 11/15/2019 (B) (E)	640,000	640,000
Credit Suisse Series MTN 3.63%, 09/09/2024	722,000	734,447
E*TRADE Financial Corp. 5.38%, 11/15/2022	239,000	244,378
General Electric Capital Corp.
6.25%, 12/15/2022 (B) (E)	500,000	544,375
7.13%, 06/15/2022 (B) (E)	300,000	349,125
Series MTN
6.38%, 11/15/2067 (B)	380,000	407,550
General Motors Financial Co., Inc. 3.25%, 05/15/2018	89,000	89,111
Goldman Sachs Capital I 6.35%, 02/15/2034 (A)	765,000	910,048
Lazard Group LLC
4.25%, 11/14/2020	635,000	669,258
6.85%, 06/15/2017	75,000	83,490
LeasePlan Corp. NV 2.50%, 05/16/2018, 144A	930,000	930,399
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.
5.63%, 03/15/2020, 144A	644,000	672,980
5.88%, 03/15/2022, 144A	300,000	315,750
Stifel Financial Corp. 4.25%, 07/18/2024	312,000	313,849
TD Ameritrade Holding Corp. 3.63%, 04/01/2025	885,000	896,959
Voya Financial, Inc. 5.65%, 05/15/2053 (B)	165,000	163,350

		9,516,677

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services - 0.0% (D)
SBA Tower Trust 2.93%, 12/15/2042, 144A	$ 55,000	$ 55,703

Electric Utilities - 0.4%
IPALCO Enterprises, Inc. 5.00%, 05/01/2018	204,000	215,220
PPL WEM Holdings, Ltd.
3.90%, 05/01/2016, 144A	190,000	195,606
5.38%, 05/01/2021, 144A	940,000	1,056,445

		1,467,271

Electronic Equipment, Instruments & Components - 0.2%
Thermo Fisher Scientific, Inc. 3.30%, 02/15/2022	201,000	201,332
Trimble Navigation, Ltd. 4.75%, 12/01/2024	698,000	715,168

		916,500

Energy Equipment & Services - 1.1%
DCP Midstream Operating, LP
3.88%, 03/15/2023	566,000	541,626
4.95%, 04/01/2022	1,152,000	1,222,778
5.60%, 04/01/2044	265,000	270,929
El Paso Pipeline Partners Operating Co. LLC
4.30%, 05/01/2024	173,000	173,335
5.00%, 10/01/2021	167,000	175,639
Ensco PLC 4.50%, 10/01/2024 (A)	160,000	155,516
Nabors Industries, Inc. 5.00%, 09/15/2020	235,000	230,810
Oceaneering International, Inc. 4.65%, 11/15/2024	752,000	736,323
Plains All American Pipeline, LP / PAA Finance Corp. 3.95%, 09/15/2015	399,000	407,160
Targa Resources Partners, LP / Targa Resources Partners Finance Corp. 4.13%, 11/15/2019, 144A	631,000	607,337

		4,521,453

Food & Staples Retailing - 0.0% (D)
Safeway, Inc. 4.75%, 12/01/2021	144,000	145,799

Food Products - 0.5%
Smithfield Foods, Inc. 5.25%, 08/01/2018, 144A	50,000	50,875
Tyson Foods, Inc. 6.60%, 04/01/2016	294,000	313,405
WM Wrigley Jr. Co.
2.40%, 10/21/2018, 144A	900,000	906,337
3.38%, 10/21/2020, 144A	676,000	690,958

		1,961,575

Gas Utilities - 0.1%
NGL Energy Partners, LP / NGL Energy Finance Corp. 5.13%, 07/15/2019, 144A	217,000	208,320

Health Care Equipment & Supplies - 0.2%
Becton Dickinson and Co. 1.80%, 12/15/2017	348,000	349,283

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies (continued)
Life Technologies Corp.
5.00%, 01/15/2021	$ 56,000	$ 61,891
6.00%, 03/01/2020	449,000	512,967

		924,141

Health Care Providers & Services - 0.2%
Fresenius Medical Care US Finance II, Inc. 5.88%, 01/31/2022, 144A	360,000	390,600
HCA, Inc. 3.75%, 03/15/2019	165,000	165,206
Omnicare, Inc.
4.75%, 12/01/2022	170,000	172,125
5.00%, 12/01/2024	209,000	214,225

		942,156

Hotels, Restaurants & Leisure - 0.2%
Brinker International, Inc. 3.88%, 05/15/2023	687,000	685,087
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
4.25%, 05/30/2023, 144A	84,000	79,800

		764,887

Household Durables - 0.1%
DR Horton, Inc.
3.75%, 03/01/2019	264,000	261,360
4.75%, 05/15/2017	45,000	47,025
MDC Holdings, Inc. 5.50%, 01/15/2024	221,000	213,817

		522,202

Industrial Conglomerates - 0.1%
Penske Truck Leasing Co., LP / PTL Finance Corp.
2.50%, 06/15/2019, 144A	279,000	277,299

Insurance - 0.2%
Primerica, Inc. 4.75%, 07/15/2022	572,000	623,923

IT Services - 0.1%
Fidelity National Information Services, Inc.
3.88%, 06/05/2024	176,000	177,778
5.00%, 03/15/2022	87,000	92,268
Fiserv, Inc. 3.13%, 10/01/2015	109,000	110,878

		380,924

Machinery - 0.0% (D)
CNH Industrial Capital LLC 3.63%, 04/15/2018	115,000	113,275

Media - 0.1%
Nielsen Finance LLC / Nielsen Finance Co. 5.00%, 04/15/2022, 144A	144,000	144,720
UBM PLC 5.75%, 11/03/2020, 144A	362,000	394,892

		539,612

Metals & Mining - 0.1%
Reliance Steel & Aluminum Co. 4.50%, 04/15/2023	565,000	553,732

Multiline Retail - 0.0% (D)
Macy’s Retail Holdings, Inc. 5.90%, 12/01/2016	145,000	157,328

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels - 1.8%
Chesapeake Energy Corp.
4.88%, 04/15/2022 (A)	$ 893,000	$ 868,442
5.38%, 06/15/2021	563,000	562,648
Chevron Corp. 1.35%, 11/15/2017 (A)	716,000	716,580
Cimarex Energy Co.
4.38%, 06/01/2024	534,000	509,970
5.88%, 05/01/2022	551,000	573,040
Continental Resources, Inc. 5.00%, 09/15/2022	405,000	391,838
Devon Energy Corp. 2.25%, 12/15/2018	238,000	237,142
Energy Transfer Partners, LP 4.15%, 10/01/2020	144,000	147,626
EnLink Midstream Partners, LP
4.40%, 04/01/2024	503,000	509,560
5.60%, 04/01/2044	196,000	204,741
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024 (A)	681,000	679,258
Motiva Enterprises LLC 5.75%, 01/15/2020, 144A	298,000	332,505
Spectra Energy Partners, LP 4.75%, 03/15/2024	524,000	561,686
Western Gas Partners, LP 5.38%, 06/01/2021	696,000	763,608

		7,058,644

Paper & Forest Products - 0.3%
Georgia-Pacific LLC
3.16%, 11/15/2021, 144A	645,000	648,854
3.60%, 03/01/2025, 144A	605,000	607,583

		1,256,437

Pharmaceuticals - 0.1%
Actavis Funding SCS
3.85%, 06/15/2024	114,000	114,583
4.85%, 06/15/2044	101,000	102,488

		217,071

Professional Services - 0.8%
Synchrony Financial
3.00%, 08/15/2019	486,000	491,318
4.25%, 08/15/2024	649,000	665,958
Verisk Analytics, Inc.
4.13%, 09/12/2022	113,000	116,457
4.88%, 01/15/2019	460,000	493,824
5.80%, 05/01/2021	1,363,000	1,535,668

		3,303,225

Real Estate Investment Trusts - 1.1%
Alexandria Real Estate Equities, Inc.
2.75%, 01/15/2020	331,000	327,835
4.50%, 07/30/2029	324,000	331,787
4.60%, 04/01/2022	814,000	865,820
Goodman Funding Pty, Ltd. 6.38%, 11/12/2020, 144A	700,000	806,190
Reckson Operating Partnership, LP 6.00%, 03/31/2016	75,000	79,060
Retail Opportunity Investments Partnership, LP
4.00%, 12/15/2024	146,000	146,303
5.00%, 12/15/2023	52,000	56,368

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Real Estate Investment Trusts (continued)
Senior Housing Properties Trust 6.75%, 04/15/2020 - 12/15/2021	$ 184,000	$ 209,392
SL Green Realty Corp.
5.00%, 08/15/2018 (A)	176,000	188,773
7.75%, 03/15/2020	1,093,000	1,305,719

		4,317,247

Real Estate Management & Development - 0.1%
Jones Lang LaSalle, Inc. 4.40%, 11/15/2022	255,000	264,643

Road & Rail - 0.0% (D)
JB Hunt Transport Services, Inc. 3.38%, 09/15/2015	167,000	169,866

Semiconductors & Semiconductor Equipment - 0.5%
National Semiconductor Corp.
3.95%, 04/15/2015	245,000	247,448
6.60%, 06/15/2017	528,000	594,101
Samsung Electronics America, Inc. 1.75%, 04/10/2017, 144A	216,000	216,655
TSMC Global, Ltd. 1.63%, 04/03/2018, 144A	1,122,000	1,101,265

		2,159,469

Software - 0.3%
Autodesk, Inc. 3.60%, 12/15/2022	136,000	134,480
Cadence Design Systems, Inc. 4.38%, 10/15/2024	791,000	803,691
MSCI, Inc. 5.25%, 11/15/2024, 144A	154,000	159,390

		1,097,561

Technology Hardware, Storage & Peripherals - 0.5%
Seagate HDD Cayman
4.75%, 06/01/2023	153,000	158,913
4.75%, 01/01/2025, 144A	1,518,000	1,563,791
5.75%, 12/01/2034, 144A	84,000	88,589

		1,811,293

Transportation Infrastructure - 0.2%
Penske Truck Leasing Co., LP / PTL Finance Corp.
2.50%, 03/15/2016, 144A	18,000	18,248
3.38%, 03/15/2018, 144A	613,000	632,861
4.25%, 01/17/2023, 144A	137,000	142,203
4.88%, 07/11/2022, 144A	33,000	35,548

		828,860

Wireless Telecommunication Services - 0.1%
Sprint Corp. 7.25%, 09/15/2021	237,000	234,926

Total Corporate Debt Securities (Cost $66,974,566)		67,515,005

	Shares	Value
PREFERRED STOCKS - 0.4%
Banks - 0.1%
Wells Fargo & Co. 6.63% (B)	12,825	355,766

	Shares	Value
PREFERRED STOCKS (continued)
Capital Markets - 0.2%
Morgan Stanley
6.88% (B)	9,150	$ 243,482
Series E, 7.13% (A) (B)	10,525	289,753
State Street Corp. Series D, 5.90% (B)	6,300	162,918

		696,153

Consumer Finance - 0.1%
Ally Financial, Inc. Series G , 7.00%, 144A	516	515,790
Discover Financial Services Series B, 6.50%	5,350	135,569

		651,359

Diversified Financial Services - 0.0% (D)
Citigroup Capital XIII 7.88% (B)	3,100	82,398

Total Preferred Stocks (Cost $1,706,061)		1,785,676

COMMON STOCKS - 55.7%
Aerospace & Defense - 4.5%
Boeing Co.	54,361	7,065,843
Honeywell International, Inc.	49,442	4,940,245
Precision Castparts Corp.	25,654	6,179,535

		18,185,623

Airlines - 1.4%
United Continental Holdings, Inc. (F)	81,553	5,455,080

Automobiles - 1.3%
General Motors Co.	146,843	5,126,289

Banks - 1.6%
U.S. Bancorp	138,920	6,244,454

Beverages - 0.5%
Diageo PLC	63,620	1,822,526

Biotechnology - 0.7%
Amgen, Inc.	18,201	2,899,237

Chemicals - 3.9%
E.I. du Pont de Nemours & Co. (A)	111,458	8,241,205
LyondellBasell Industries NV, Class A	92,673	7,357,309

		15,598,514

Consumer Finance - 0.8%
American Express Co.	35,412	3,294,733

Diversified Financial Services - 1.4%
CME Group, Inc., Class A	21,736	1,926,896
JPMorgan Chase & Co.	61,869	3,871,762

		5,798,658

Diversified Telecommunication Services - 0.2%
Verizon Communications, Inc.	15,965	746,843

Electronic Equipment, Instruments & Components - 1.2%
TE Connectivity, Ltd.	79,409	5,022,619

Food Products - 0.4%
Hershey Co.	17,462	1,814,826

Health Care Equipment & Supplies - 0.9%
Abbott Laboratories	76,501	3,444,075

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services - 2.3%
Aetna, Inc.	66,539	$ 5,910,659
Express Scripts Holding Co. (F)	41,206	3,488,912

		9,399,571

Hotels, Restaurants & Leisure - 2.5%
Las Vegas Sands Corp.	93,126	5,416,208
Six Flags Entertainment Corp.	30,585	1,319,743
Starwood Hotels & Resorts Worldwide, Inc.	40,281	3,265,581

		10,001,532

Industrial Conglomerates - 0.8%
3M Co.	18,708	3,074,099

Insurance - 0.9%
Prudential PLC	152,149	3,517,605

Internet & Catalog Retail - 0.9%
Priceline Group, Inc. (F)	3,115	3,551,754

Internet Software & Services - 2.0%
Alibaba Group Holding, Ltd., ADR (A) (F)	25,040	2,602,658
Google, Inc., Class C (F)	10,508	5,531,411

		8,134,069

IT Services - 2.6%
Automatic Data Processing, Inc.	21,584	1,799,458
Mastercard, Inc., Class A	100,820	8,686,651

		10,486,109

Leisure Products - 1.0%
Mattel, Inc. (A)	128,554	3,978,104

Machinery - 0.3%
Dover Corp.	16,203	1,162,079

Media - 2.4%
CBS Corp., Class B	108,739	6,017,616
Time Warner Cable, Inc.	17,774	2,702,715
Viacom, Inc., Class B	10,727	807,207

		9,527,538

Oil, Gas & Consumable Fuels - 1.9%
Chevron Corp.	48,158	5,402,364
Marathon Oil Corp.	76,144	2,154,114

		7,556,478

Pharmaceuticals - 6.4%
AbbVie, Inc., Class G	104,647	6,848,100
Bristol-Myers Squibb Co.	78,289	4,621,400
Eli Lilly & Co.	32,851	2,266,390
Endo International PLC (F)	46,328	3,341,175
Johnson & Johnson	45,898	4,799,554
Mylan, Inc. (A) (F)	67,114	3,783,216

		25,659,835

Professional Services - 0.3%
Towers Watson & Co., Class A	11,374	1,287,196

Real Estate Investment Trusts - 0.4%
Outfront Media, Inc.	19,531	524,212
Ventas, Inc.	17,656	1,265,935

		1,790,147

Road & Rail - 2.7%
Canadian Pacific Railway, Ltd. (A)	15,843	3,052,788
Union Pacific Corp.	64,888	7,730,107

		10,782,895

	Shares	Value
COMMON STOCKS (continued)
Software - 1.6%
CDK Global, Inc.	5,175	$ 210,933
Microsoft Corp.	134,368	6,241,394

		6,452,327

Specialty Retail - 1.1%
AutoZone, Inc. (F)	2,784	1,723,602
Home Depot, Inc.	25,565	2,683,558

		4,407,160

Technology Hardware, Storage & Peripherals - 2.9%
Apple, Inc.	52,958	5,845,504
EMC Corp.	97,430	2,897,568
Seagate Technology PLC	42,434	2,821,861

		11,564,933

Textiles, Apparel & Luxury Goods - 1.7%
NIKE, Inc., Class B	72,735	6,993,470

Tobacco - 2.2%
Altria Group, Inc.	79,582	3,921,005
Philip Morris International, Inc.	59,239	4,825,017

		8,746,022

Total Common Stocks (Cost $195,784,141)		223,526,400

MASTER LIMITED PARTNERSHIPS - 3.5%
Capital Markets - 1.9%
Blackstone Group, LP, Class A	220,115	7,446,490

Oil, Gas & Consumable Fuels - 1.6%
Enterprise Products Partners, LP	178,674	6,453,705

Total Master Limited Partnerships (Cost $11,247,657)		13,900,195

SECURITIES LENDING COLLATERAL - 9.6%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (G)	38,349,122	38,349,122

Total Securities Lending Collateral (Cost $38,349,122)		38,349,122

	Principal	Value
REPURCHASE AGREEMENT - 0.1%
State Street Bank & Trust Co. 0.01% (G), dated 12/31/2014, to be repurchased at $592,646 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 05/15/2040, and with a value of $606,379.	$ 592,645	592,645

Total Repurchase Agreement (Cost $592,645)		592,645

Total Investments (Cost $406,925,813) (H)		438,642,254
Net Other Assets (Liabilities) - (9.2)%		(37,085,326)

Net Assets - 100.0%		$ 401,556,928

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BOA	01/22/2015	927,206	USD	595,000	GBP	$4	$—
CSFB	01/08/2015	618,135	USD	394,000	GBP	4,087	—
HSBC	01/15/2015	248,637	USD	158,000	GBP	2,408	—
JPM	01/22/2015	258,995	USD	165,000	GBP	1,872	—
RBC	01/29/2015	612,690	USD	390,000	GBP	4,979	—

Total						$13,350	$—

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
U.S. Government Obligations	$—	$59,348,256	$—	$59,348,256
U.S. Government Agency Obligations	—	27,435,159	—	27,435,159
Mortgage-Backed Securities	—	4,207,487	—	4,207,487
Asset-Backed Securities	—	1,982,309	—	1,982,309
Corporate Debt Securities	—	67,515,005	—	67,515,005
Preferred Stocks	1,785,676	—	—	1,785,676
Common Stocks	218,186,269	5,340,131	—	223,526,400
Master Limited Partnerships	13,900,195	—	—	13,900,195
Securities Lending Collateral	38,349,122	—	—	38,349,122
Repurchase Agreement	—	592,645	—	592,645

Total Investments	$272,221,262	$166,420,992	$—	$438,642,254

Derivative Financial Instruments
Forward Foreign Currency Contracts (J)	$—	$13,350	$—	$13,350

Total Derivative Financial Instruments	$—	$13,350	$—	$13,350

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $37,554,654. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Floating or variable rate security. Rate is disclosed as of December 31, 2014.
(C)	Total aggregate value of illiquid securities is $130,986, representing 0.03% of the Portfolio’s net assets.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	The security has a perpetual maturity; the date shown is the next call date.
(F)	Non-income producing security.
(G)	Rate disclosed reflects the yield at December 31, 2014.
(H)	Aggregate cost for federal income tax purposes is $407,100,180. Aggregate gross unrealized appreciation and depreciation for all securities is $34,078,821 and $2,536,747, respectively. Net unrealized appreciation for tax purposes is $31,542,074.
(I)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(J)	Derivative financial instrument valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

DEFINITIONS:

144A	144A securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities aggregated $20,049,483, representing 4.99% of the Portfolio’s net assets.
ADR	American Depositary Receipt
BOA	Bank of America
CSFB	Credit Suisse First Boston
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank
MTN	Medium Term Note
RBC	Royal Bank of Canada

CURRENCY ABBREVIATIONS:

GBP	Pound Sterling
USD	United States Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Janus Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $406,333,168) (including securities loaned of $37,554,654)	$438,049,609
Repurchase agreement, at value (cost $592,645)	592,645
Cash	166,396
Unrealized appreciation on forward foreign currency contracts	13,350
Receivables:
Shares sold	320,464
Interest	977,989
Dividends	316,874
Tax reclaims	2,808
Net income from securities lending	5,624
Prepaid expenses	967

Total assets	440,446,726

Liabilities:
Payables and other liabilities:
Shares redeemed	6,015
Investments purchased	145,131
Investment advisory fees	254,075
Distribution and service fees	85,941
Administration fees	8,832
Transfer agent fees	828
Trustees fees	133
Audit and tax fees	13,412
Printing and shareholder reports fees	25,807
Other	502
Collateral for securities on loan	38,349,122

Total liabilities	38,889,798

Net assets	$401,556,928

Net assets consist of:
Capital stock ($0.01 par value)	$298,438
Additional paid-in capital	351,670,019
Undistributed (distributions in excess of) net investment income (loss)	4,663,186
Accumulated net realized gain (loss)	13,195,493
Net unrealized appreciation (depreciation) on:
Investments	31,716,441
Translation of assets and liabilities denominated in foreign currencies	13,351

Net assets	$401,556,928

Net assets by class:
Initial Class	$10,494,502
Service Class	391,062,426

Shares outstanding:
Initial Class	771,918
Service Class	29,071,892

Net asset value and offering price per share:
Initial Class	$13.60
Service Class	13.45

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $2,339)	$3,861,245
Interest income	3,644,257
Net income from securities lending	54,922

Total investment income	7,560,424

Expenses:
Investment advisory fees	2,232,352
Distribution and service fees:
Service Class	745,368
Administration fees	77,068
Transfer agent fees	4,752
Trustees fees	11,394
Audit and tax fees	16,979
Custody fees	92,116
Legal fees	18,637
Printing and shareholder reports fees	37,772
Other	13,221

Total expenses	3,249,659

Net investment income (loss)	4,310,765

Net realized gain (loss) on:
Investments	14,233,014
Foreign currency transactions	31,613

Net realized gain (loss)	14,264,627

Net change in unrealized appreciation (depreciation) on:
Investments	5,422,931
Translation of assets and liabilities denominated in foreign currencies	67,983

Net change in unrealized appreciation (depreciation)	5,490,914

Net realized and change in unrealized gain (loss)	19,755,541

Net increase (decrease) in net assets resulting from operations	$24,066,306

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Janus Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$4,310,765	$1,835,271
Net realized gain (loss)	14,264,627	3,680,506
Net change in unrealized appreciation (depreciation)	5,490,914	20,890,674
Net increase (decrease) in net assets resulting from operations	24,066,306	26,406,451

Distributions to shareholders:
Net investment income:
Initial Class	(74,445)	(78,136)
Service Class	(1,969,567)	(1,124,248)
Total distributions from net investment income	(2,044,012)	(1,202,384)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,199,428	1,279,579
Service Class	150,593,921	125,133,704
	151,793,349	126,413,283
Dividends and distributions reinvested:
Initial Class	74,445	78,136
Service Class	1,969,567	1,124,248
	2,044,012	1,202,384
Cost of shares redeemed:
Initial Class	(1,278,662)	(2,425,235)
Service Class	(3,900,150)	(11,547,791)
	(5,178,812)	(13,973,026)
Net increase (decrease) in net assets resulting from capital share transactions	148,658,549	113,642,641
Net increase (decrease) in net assets	170,680,843	138,846,708

Net assets:
Beginning of year	230,876,085	92,029,377
End of year	$401,556,928	$230,876,085
Undistributed (distributions in excess of) net investment income (loss)	$4,663,186	$2,205,759

Capital share transactions - shares:
Shares issued:
Initial Class	91,496	110,913
Service Class	11,609,032	10,720,665
	11,700,528	10,831,578
Shares reinvested:
Initial Class	5,606	6,678
Service Class	149,777	96,918
	155,383	103,596
Shares redeemed:
Initial Class	(97,198)	(206,776)
Service Class	(306,133)	(998,705)
	(403,331)	(1,205,481)

Net increase (decrease) in shares outstanding:
Initial Class	(96)	(89,185)
Service Class	11,452,676	9,818,878
	11,452,580	9,729,693

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Janus Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011		December 31, 2010
Net asset value, beginning of year	$12.66	$10.70	$9.49	$10.64		$10.34
Investment operations:
Net investment income (loss) (A)	0.21	0.17	0.18	(0.11	) (B)	0.02	(B)
Net realized and unrealized gain (loss)	0.83	1.88	1.03	(1.02)		0.33
Total investment operations	1.04	2.05	1.21	(1.13)		0.35
Distributions:
Net investment income	(0.10)	(0.09)	—	(0.02)		(0.02)
Net realized gains	—	—	—	—		(0.03)
Total distributions	(0.10)	(0.09)	—	(0.02)		(0.05)
Net asset value, end of year	$13.60	$12.66	$10.70	$9.49		$10.64
Total return (C)	8.19%	19.27%	12.75%	(10.60)%		3.39%
Ratio and supplemental data:
Net assets end of year (000’s)	$10,495	$9,777	$9,212	$8,886		$9,785
Expenses to average net assets
After (waiver/reimbursement) recapture	0.81%	0.84%	0.88%	1.37	% (D) (E)	1.00	% (D)
Before (waiver/reimbursement) recapture	0.81%	0.84%	0.86%	1.33	% (D) (E)	1.05	% (D)
Net investment income (loss) to average net assets	1.63%	1.43%	1.72%	(1.04	)% (B)	0.22	% (B)
Portfolio turnover rate	84%	69%	71%	249	% (F)	718	% (F)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Inclusive of extraordinary expenses; including printing and shareholder report fees of $213,962 in other fees. The impact of this extraordinary expense is 0.37%.
(F)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011		December 31, 2010
Net asset value, beginning of year	$12.55	$10.62	$9.44	$10.60		$10.33
Investment operations:
Net investment income (loss) (A)	0.18	0.14	0.15	(0.14	) (B)	0.05	(B)
Net realized and unrealized gain (loss)	0.80	1.87	1.03	(1.01)		0.26
Total investment operations	0.98	2.01	1.18	(1.15)		0.31
Distributions:
Net investment income	(0.08)	(0.08)	—	(0.01)		(0.01)
Net realized gains	—	—	—	—		(0.03)
Total distributions	(0.08)	(0.08)	—	(0.01)		(0.04)
Net asset value, end of year	$13.45	$12.55	$10.62	$9.44		$10.60
Total return (C)	7.83%	19.02%	12.50%	(10.81)%		3.10%
Ratio and supplemental data:
Net assets end of year (000’s)	$391,062	$221,099	$82,817	$46,138		$33,169
Expenses to average net assets
After (waiver/reimbursement) recapture	1.06%	1.09%	1.13%	1.62	% (D) (E)	1.25	% (D)
Before (waiver/reimbursement) recapture	1.06%	1.09%	1.11%	1.58	% (D) (E)	1.30	% (D)
Net investment income (loss) to average net assets	1.39%	1.20%	1.50%	(1.28	)% (B)	0.48	% (B)
Portfolio turnover rate	84%	69%	71%	249	% (F)	718	% (F)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Inclusive of extraordinary expenses; including printing and shareholder report fees of $213,962 in other fees. The impact of this extraordinary expense is 0.37%.
(F)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Janus Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Transamerica Series Trust	Annual Report 2014

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2014, if any, are listed in the Schedule of Investments.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Open when-issued securities at December 31, 2014, if any, are identified in the Schedule of Investments. Open trades, if any, are reflected as When-issued securities purchased in the Statement of Assets and Liabilities.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities at December 31, 2014, if any, are identified in the Schedule of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2014 of $5,344 are included in Net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REIT”): Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded

Transamerica Series Trust	Annual Report 2014

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs owned at December 31, 2014, if any, are identified in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

Transamerica Series Trust	Annual Report 2014

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models based that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2014

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $250 million	0.730%
Over $250 million up to $500 million	0.700%
Over $500 million up to $1 billion	0.675%
Over $1 billion	0.650%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit (A)	Maximum Operating Expense Limit Effective Through
0.90%	May 1, 2015

(A)	Prior to May 1, 2014, the expense limit was 1.00%.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

Transamerica Series Trust	Annual Report 2014

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$227,168,157	$ 182,046,688	$104,165,795	$ 151,330,113

NOTE 5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2013	Ending number of positions at December 31, 2014	Average number of positions (A)
Forward foreign currency contracts	5	7	7

(A)	Calculated based on positions held at each month end during the current year.

Transamerica Series Trust	Annual Report 2014

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted for as hedging instruments	Foreign Exchange Contracts	Total
Asset derivatives
Unrealized appreciation on forward foreign currency contracts	$13,350	$13,350
Total gross amount of assets (A)	$13,350	$13,350

(A)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Forward foreign currency contracts (A)	$33,427	$33,427
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency transactions (B)	67,983	67,983
Total	$101,410	$101,410

(A)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

NOTE 6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, passive foreign investment companies, foreign currency transactions, paydown gain/loss, return of capital distributions, partnership adjustments, and convertible preferred stocks adjustments.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to, foreign currency gain/loss, paydown gain/loss, partnerships adjustments and convertible preferred stock adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (distributions in excess of) net investment income (loss)	190,674
Accumulated net realized gain (loss)	(190,674)

Transamerica Series Trust	Annual Report 2014

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. (continued)

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The capital loss carryforwards utilized or expired during the year ended December 31, 2014 were $781,991.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$2,044,012
Long-Term Capital Gain	—
2013 Distributions paid from:
Ordinary Income	$1,202,384
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$7,022,879
Undistributed Long-Term Capital Gain	11,023,517
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	31,542,075

NOTE 7. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Janus Balanced VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Janus Balanced VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Janus Balanced VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Janus Balanced VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica Jennison Growth VP

(unaudited)

MARKET ENVIRONMENT

The U.S. equity market’s advance in 2014, reflected sustained improvement in the U.S. economic outlook. Corporate profits remained strong; housing and employment indicators improved; and consumer confidence rose to post-recession highs. The U.S. Federal Reserve tapered its quantitative easing program, signaling confidence in the health of U.S. economic activity and labor market conditions. U.S. gross domestic product contracted in early 2014, largely because of severe winter weather, before quickly rebounding. Economic activity in Europe, already anemic, faced new challenges stemming from Ukraine-Russia tensions. China’s expansion moderated as the country sought a better balance between internal and external growth. Energy prices fell, and the dollar strengthened against most other currencies.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Jennison Growth VP, Initial Class returned 9.96%. By comparison, its benchmark, the Russell1000® Growth Index returned 13.05%.

STRATEGY REVIEW

The investment objective of the Portfolio is long-term growth of capital. The Portfolio is built from the bottom up, with stocks selected one at a time based on fundamental analysis of individual companies.

Faced with a challenging consumer environment, the Portfolio’s consumer holdings in aggregate underperformed the benchmark’s consumer names. Amazon.com, Inc.’s earnings were constrained by increased business investment, which is designed to drive unit growth in its core retail business and through digital commerce via the mobile market. Whole Foods Market, Inc. (no longer held at year end) was hurt by intensifying competition in the organic and natural foods market. Weakness in Spain-based Industria de Diseño Textil, or Inditex SA, best known for its Zara brand reflected currency translation issues due to the euro’s strength relative to many other currencies. Underlying growth at the company remains strong.

Helping to offset these declines were strong gains in other consumer holdings, including global athletic apparel companies Under Armour, Inc., Class A and NIKE, Inc., Class B, hotel operator Marriott International, Inc., Class A, media conglomerate Walt Disney Co. and electric car innovator Tesla Motors, Inc.

Health care positions were the most significant contributors to the Portfolio’s return. Meaningful scientific advances over the past decade coupled with increased research and development and clinical trial activity have led to numerous drug introductions and material improvement in the treatment of serious diseases. Biotechnology holdings benefited from their innovative drugs for blood disorders and autoimmune diseases (Alexion Pharmaceuticals, Inc.‘s Soliris), cancer (Celgene Corp.’s Revlimid and Abraxane), cystic fibrosis (Vertex Pharmaceuticals, Inc.’s Kalydeco), multiple sclerosis (Biogen Idec, Inc.’s Tecfidera), and hepatitis C (Gilead Sciences, Inc.’s Sovaldi and Harvoni).

The Portfolio’s strength in the health care sector extended beyond biotechnology. In pharmaceuticals, Allergan, Inc. (no longer held at year end) advanced on a takeover bid and the strength of its business, which has been enhanced by efforts to manage spending more efficiently and redeploy cash in ways that benefit shareholders. (Allergan, Inc. was acquired by Actavis PLC in November.) Illumina, Inc.’s gain reflected increasing demand for its next-generation gene-sequencing technology

Information technology positions were likewise strong absolute contributors to return although the Portfolio’s sector positions lagged the benchmark. Top contributor Apple, Inc.’s strong revenue and earnings reflected expanding global acceptance of its platform. We expect that product updates, especially for iPhone 6, will sustain attractive revenue growth in the medium term.

Internet-based social platform Facebook, Inc., Class A reported strong revenue and earnings as well as healthy measures of growth in users and user engagement. The company successfully implemented its mobile interface, and revenue generation from mobile and desktop applications has improved.

Among information technology detractors, Twitter, Inc.’s revenue and earnings exceeded expectations, but user growth decelerated, in part because of slower-than-expected improvements in new user onboarding and access. Jennison Associates LLC believes that the company’s communication platform complements traditional media outlets and that its income-generation opportunities are substantial.

Transamerica Series Trust	Annual Report 2014

Transamerica Jennison Growth VP

(unaudited)

STRATEGY REVIEW (continued)

Next-generation security software vendor FireEye, Inc. declined with a broad sell-off of high-multiple software growth stocks despite its strong billings, new customer and revenue growth. The company’s behavioral analysis technology and real-time threat detection and prevention platform are able to identify highly-sophisticated malware.

Michael A. Del Balso

Spiros “Sig” Segalas

Kathleen A. McCarragher

Co-Portfolio Managers

Jennison Associates LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Jennison Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	9.96%	14.35%	8.43%	11/18/1996
Russell 1000® Growth Index (A)	13.05%	15.81%	8.49%
Service Class	9.79%	14.09%	8.18%	05/01/2003

(A) The Russell 1000® Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on 10 years. You cannot invest directly in an Index. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2014

Transamerica Jennison Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,053.30	$4.04	$1,021.30	$3.97	0.78%
Service Class	1,000.00	1,052.70	5.33	1,020.00	5.24	1.03

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	97.8%
Securities Lending Collateral	6.3
Repurchase Agreement	2.1
Net Other Assets (Liabilities)	(6.2)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica Jennison Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
COMMON STOCKS - 97.8%
Aerospace & Defense - 3.2%
Boeing Co.	152,621	$ 19,837,678
Precision Castparts Corp.	71,022	17,107,779

		36,945,457

Automobiles - 1.0%
Tesla Motors, Inc. (A) (B)	51,580	11,471,908

Biotechnology - 9.5%
Alexion Pharmaceuticals, Inc. (B)	96,084	17,778,422
Biogen Idec, Inc. (B)	88,829	30,153,004
Celgene Corp. (B)	241,144	26,974,368
Gilead Sciences, Inc. (B)	164,079	15,466,087
Incyte Corp. (B)	78,009	5,703,238
Vertex Pharmaceuticals, Inc. (B)	100,935	11,991,078

		108,066,197

Capital Markets - 1.6%
Morgan Stanley	481,604	18,686,235

Chemicals - 1.9%
Monsanto Co.	180,581	21,574,012

Diversified Financial Services - 1.0%
McGraw-Hill Financial, Inc.	123,550	10,993,479

Energy Equipment & Services - 1.1%
Schlumberger, Ltd.	145,797	12,452,522

Food & Staples Retailing - 1.9%
Costco Wholesale Corp.	152,332	21,593,061

Food Products - 2.1%
Mead Johnson Nutrition Co., Class A	90,610	9,109,930
Mondelez International, Inc., Class A	402,105	14,606,464

		23,716,394

Health Care Equipment & Supplies - 1.7%
Abbott Laboratories	428,922	19,310,068

Hotels, Restaurants & Leisure - 4.5%
Chipotle Mexican Grill, Inc., Class A (B)	20,028	13,709,366
Dunkin’ Brands Group, Inc. (A)	72,755	3,103,001
Marriott International, Inc., Class A (A)	228,531	17,832,274
Starbucks Corp.	206,006	16,902,792

		51,547,433

Internet & Catalog Retail - 6.5%
Amazon.com, Inc. (B)	92,240	28,626,684
Netflix, Inc. (B)	43,527	14,869,259
Priceline Group, Inc. (B)	18,572	21,175,980
TripAdvisor, Inc. (B)	121,293	9,055,735

		73,727,658

Internet Software & Services - 11.3%
Alibaba Group Holding, Ltd., ADR (B)	207,135	21,529,612
Facebook, Inc., Class A (B)	515,132	40,190,599
Google, Inc., Class A (B)	29,518	15,664,022
Google, Inc., Class C (B)	29,677	15,621,973
LendingClub Corp. (A) (B)	24,763	626,504
LinkedIn Corp., Class A (B)	89,802	20,628,417
Tencent Holdings, Ltd.	203,000	2,937,191
Twitter, Inc. (B)	319,960	11,476,965

		128,675,283

IT Services - 7.6%
FleetCor Technologies, Inc. (B)	100,487	14,943,422
Mastercard, Inc., Class A	477,645	41,153,893
Visa, Inc., Class A	117,288	30,752,914

		86,850,229

	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services - 1.6%
Illumina, Inc. (B)	99,002	$ 18,273,789

Media - 3.5%
Twenty-First Century Fox, Inc., Class A	422,293	16,218,163
Walt Disney Co.	248,008	23,359,873

		39,578,036

Oil, Gas & Consumable Fuels - 2.3%
Concho Resources, Inc. (B)	140,864	14,051,184
EOG Resources, Inc.	130,601	12,024,434

		26,075,618

Pharmaceuticals - 7.2%
Actavis PLC (B)	78,067	20,095,226
Bristol-Myers Squibb Co.	409,939	24,198,699
Novo Nordisk A/S, ADR	461,045	19,511,424
Perrigo Co. PLC	27,317	4,566,310
Shire PLC, Class B, ADR	63,351	13,464,622

		81,836,281

Real Estate Investment Trusts - 1.2%
American Tower Corp., Class A	132,348	13,082,600

Road & Rail - 3.1%
Canadian Pacific Railway, Ltd. (A)	86,352	16,639,167
Union Pacific Corp.	158,454	18,876,625

		35,515,792

Semiconductors & Semiconductor Equipment - 1.1%
ARM Holdings PLC, ADR (A)	281,884	13,051,229

Software - 7.9%
Adobe Systems, Inc. (B)	243,708	17,717,572
FireEye, Inc. (A) (B)	159,702	5,043,389
Red Hat, Inc. (B)	244,610	16,912,335
salesforce.com, Inc. (B)	367,136	21,774,836
Splunk, Inc. (B)	176,518	10,405,736
VMware, Inc., Class A (B)	92,968	7,671,719
Workday, Inc., Class A (A) (B)	132,404	10,805,491

		90,331,078

Specialty Retail - 5.4%
Inditex SA	593,223	16,921,915
O’Reilly Automotive, Inc. (B)	81,653	15,728,001
Tiffany & Co.	160,337	17,133,612
TJX Cos., Inc.	163,096	11,185,123

		60,968,651

Technology Hardware, Storage & Peripherals - 5.5%
Apple, Inc.	568,834	62,787,897

Textiles, Apparel & Luxury Goods - 4.1%
Michael Kors Holdings, Ltd. (B)	81,827	6,145,208
NIKE, Inc., Class B	292,149	28,090,126
Under Armour, Inc., Class A (A) (B)	191,511	13,003,597

		47,238,931

Total Common Stocks (Cost $772,082,737)		1,114,349,838

SECURITIES LENDING COLLATERAL - 6.3%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (C)	71,383,877	71,383,877

Total Securities Lending Collateral (Cost $71,383,877)		71,383,877

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Jennison Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
REPURCHASE AGREEMENT - 2.1%

State Street Bank & Trust Co. 0.01% (C), dated 12/31/2014, to be repurchased at $24,456,378 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 11/01/2033, and with a value of $24,947,256.

	$ 24,456,364	$ 24,456,364

Total Repurchase Agreement (Cost $24,456,364)		24,456,364

Total Investments (Cost $867,922,978) (D)		1,210,190,079
Net Other Assets (Liabilities) - (6.2)%		(71,054,571)

Net Assets - 100.0%		$ 1,139,135,508

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Common Stocks	$1,094,490,732	$19,859,106	$—	$1,114,349,838
Securities Lending Collateral	71,383,877	—	—	71,383,877
Repurchase Agreement	—	24,456,364	—	24,456,364

Total Investments	$1,165,874,609	$44,315,470	$—	$1,210,190,079

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $69,895,561. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate disclosed reflects the yield at December 31, 2014.
(D)	Aggregate cost for federal income tax purposes is $869,102,566. Aggregate gross unrealized appreciation and depreciation for all securities is $350,323,451 and $9,235,938, respectively. Net unrealized appreciation for tax purposes is $341,087,513.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

DEFINITION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Jennison Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $843,466,614) (including securities loaned of $69,895,561)	$1,185,733,715
Repurchase agreement, at value (cost $24,456,364)	24,456,364
Receivables:
Shares sold	28,287
Investments sold	1,276,835
Interest	7
Dividends	922,053
Tax reclaims	24,986
Net income from securities lending	9,708
Prepaid expenses	5,808

Total assets	1,212,457,763

Liabilities:
Payables and other liabilities:
Shares redeemed	210,680
Investments purchased	871,346
Investment advisory fees	744,453
Distribution and service fees	20,258
Administration fees	25,839
Transfer agent fees	2,670
Trustees fees	427
Audit and tax fees	16,396
Custody fees	5,096
Printing and shareholder reports fees	39,542
Other	1,671
Collateral for securities on loan	71,383,877

Total liabilities	73,322,255

Net assets	$1,139,135,508

Net assets consist of:
Capital stock ($0.01 par value)	$1,082,990
Additional paid-in capital	705,125,345
Accumulated net realized gain (loss)	90,662,908
Net unrealized appreciation (depreciation) on:
Investments	342,267,101
Translation of assets and liabilities denominated in foreign currencies	(2,836)

Net assets	$1,139,135,508

Net assets by class:
Initial Class	$1,049,200,236
Service Class	89,935,272

Shares outstanding:
Initial Class	99,538,893
Service Class	8,760,094

Net asset value and offering price per share:
Initial Class	$10.54
Service Class	10.27

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $148,509)	$7,843,223
Interest income	1,360
Net income from securities lending	245,114

Total investment income	8,089,697

Expenses:
Investment advisory fees	7,748,073
Distribution and service fees:
Service Class	200,429
Administration fees	265,600
Transfer agent fees	16,188
Trustees fees	39,910
Audit and tax fees	30,701
Custody fees	127,490
Legal fees	61,628
Printing and shareholder reports fees	48,961
Other	54,795

Total expenses	8,593,775

Portfolio expenses (waived/reimbursed) recaptured	(38,398)

Net expenses	8,555,377

Net investment income (loss)	(465,680)

Net realized gain (loss) on:
Investments	92,544,360
Foreign currency transactions	(8,222)

Net realized gain (loss)	92,536,138

Net change in unrealized appreciation (depreciation) on:
Investments	7,984,496
Translation of assets and liabilities denominated in foreign currencies	(4,586)

Net change in unrealized appreciation (depreciation)	7,979,910

Net realized and change in unrealized gain (loss)	100,516,048

Net increase (decrease) in net assets resulting from operations	$100,050,368

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Jennison Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$(465,680)	$24,009
Net realized gain (loss)	92,536,138	114,126,218
Net change in unrealized appreciation (depreciation)	7,979,910	186,827,136
Net increase (decrease) in net assets resulting from operations	100,050,368	300,977,363

Distributions to shareholders:
Net investment income:
Initial Class	—	(2,202,906)
Service Class	—	(39,966)
Total distributions from net investment income	—	(2,242,872)
Net realized gains:
Initial Class	(105,413,658)	(63,587,918)
Service Class	(8,980,827)	(4,710,274)
Total distributions from net realized gains	(114,394,485)	(68,298,192)
Total distributions to shareholders	(114,394,485)	(70,541,064)

Capital share transactions:
Proceeds from shares sold:
Initial Class	104,675,220	39,423,371
Service Class	20,882,710	15,631,871
	125,557,930	55,055,242
Dividends and distributions reinvested:
Initial Class	105,413,658	65,790,824
Service Class	8,980,827	4,750,240
	114,394,485	70,541,064
Cost of shares redeemed:
Initial Class	(128,183,445)	(194,027,053)
Service Class	(12,154,599)	(12,217,961)
	(140,338,044)	(206,245,014)
Net increase (decrease) in net assets resulting from capital share transactions	99,614,371	(80,648,708)
Net increase (decrease) in net assets	85,270,254	149,787,591

Net assets:
Beginning of year	1,053,865,254	904,077,663
End of year	$1,139,135,508	$1,053,865,254
Undistributed (distributions in excess of) net investment income (loss)	$—	$2,126

Capital share transactions - shares:
Shares issued:
Initial Class	9,853,229	4,121,096
Service Class	2,006,306	1,669,069
	11,859,535	5,790,165
Shares reinvested:
Initial Class	10,214,502	7,190,254
Service Class	892,726	530,161
	11,107,228	7,720,415
Shares redeemed:
Initial Class	(12,048,332)	(20,822,627)
Service Class	(1,178,300)	(1,324,360)
	(13,226,632)	(22,146,987)

Net increase (decrease) in shares outstanding:
Initial Class	8,019,399	(9,511,277)
Service Class	1,720,732	874,870
	9,740,131	(8,636,407)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Jennison Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$10.71	$8.44	$7.84	$7.90	$7.04
Investment operations:
Net investment income (loss) (A)	(0.00	)(B)	—	(B)	0.02	—	(B)	0.01
Net realized and unrealized gain (loss)	1.04	3.05	1.20	(0.05)	0.85
Total investment operations	1.04	3.05	1.22	(0.05)	0.86
Distributions:
Net investment income	—	(0.03)	—	(B)	(0.01)	—	(B)
Net realized gains	(1.21)	(0.75)	(0.62)	—	—
Total distributions	(1.21)	(0.78)	(0.62)	(0.01)	—	(B)
Net asset value, end of year	$10.54	$10.71	$8.44	$7.84	$7.90
Total return (C)	9.96%	37.70%	15.77%	(0.63)%	12.26%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,049,200	$980,059	$853,011	$751,136	$1,456,916
Expenses to average net assets
After (waiver/reimbursement) recapture	0.79	%(D)	0.80	%(D)	0.80%	0.75%	0.78%
Before (waiver/reimbursement) recapture	0.79%	0.80%	0.80%	0.75%	0.78%
Net investment income (loss) to average net assets	(0.02)%	0.02%	0.26%	0.06%	0.17%
Portfolio turnover rate	36%	41%	59%	53%	72%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Waiver/reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Service Class
December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$10.48	$8.28	$7.72	$7.78	$6.95
Investment operations:
Net investment income (loss) (A)	(0.03)	(0.02)	—	(B)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	1.03	2.98	1.18	(0.05)	0.84
Total investment operations	1.00	2.96	1.18	(0.06)	0.83
Distributions:
Net investment income	—	(0.01)	—	—	—	(B)
Net realized gains	(1.21)	(0.75)	(0.62)	—	—
Total distributions	(1.21)	(0.76)	(0.62)	—	—	(B)
Net asset value, end of year	$10.27	$10.48	$8.28	$7.72	$7.78
Total return (C)	9.79%	37.30%	15.41%	(0.77)%	11.97%
Ratio and supplemental data:
Net assets end of year (000’s)	$89,936	$73,806	$51,067	$37,568	$34,487
Expenses to average net assets
After (waiver/reimbursement) recapture	1.04	%(D)	1.05	%(D)	1.05%	1.00%	1.03%
Before (waiver/reimbursement) recapture	1.04%	1.05%	1.05%	1.00%	1.03%
Net investment income (loss) to average net assets	(0.27)%	(0.24)%	0.02%	(0.17)%	(0.07)%
Portfolio turnover rate	36%	41%	59%	53%	72%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Waiver/reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Jennison Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2014

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2014 of $48,590 are included in Net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REIT”): Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs owned at December 31, 2014, if any, are identified in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least

Transamerica Series Trust	Annual Report 2014

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA,

Transamerica Series Trust	Annual Report 2014

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2014:

	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$49,128,372	4.31%
Transamerica Asset Allocation – Growth VP	119,491,605	10.49
Transamerica Asset Allocation – Moderate Growth VP	296,795,927	26.05
Transamerica Asset Allocation – Moderate VP	240,681,289	21.13
Transamerica BlackRock Tactical Allocation VP	64,829,253	5.69
Transamerica Voya Balanced Allocation VP	785,061	0.07
Transamerica Voya Conservative Allocation VP	88,120	0.01
Transamerica Voya Moderate Growth Allocation VP	498,008	0.05
Total	$772,297,635	67.80%

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $250 million	0.80%
Over $250 million up to $500 million	0.75%
Over $500 million up to $1 billion	0.70%
Over $1 billion	0.60%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.94%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, the amount waived by TAM was $38,398, which is not available for recapture. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

Transamerica Series Trust	Annual Report 2014

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$ 377,416,297	$ —	$ 403,499,913	$ —

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, net operating losses, passive foreign investment companies, and foreign currency transactions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary differences are due to foreign currency gains and losses, passive foreign investment companies and net operating losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(371,458)
Undistributed (distributions in excess of) net investment income (loss)	463,554
Accumulated net realized gain (loss)	(92,096)

Transamerica Series Trust	Annual Report 2014

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$5,021,451
Long-Term Capital Gain	109,373,034
2013 Distributions paid from:
Ordinary Income	$2,242,872
Long-Term Capital Gain	68,298,192

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$—
Undistributed Long-Term Capital Gain	91,842,496
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	341,084,677

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Jennison Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Jennison Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Jennison Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Jennison Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $109,373,034 for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

(unaudited)

MARKET ENVIRONMENT

Investors entered 2014 with the expectation that equity markets would continue to rally and bonds would sell-off, yet things turned out a bit differently. Concerns about an uneven U.S. economy, a slowdown in the emerging markets and turmoil in Ukraine benefited U.S. Treasuries during most of the first quarter, while emerging market equities and bonds suffered. The U.S. Federal Reserve’s (“Fed”) initiation of its gradual retreat from quantitative easing led to a “liquidity squeeze” in some emerging market countries with weaker current account balances that had relied on the influx of global liquidity over the last few years. It also let to a flight to quality in U.S Treasuries.

Fixed income, equities and commodities all performed well in the second quarter. This was primarily driven by the accommodative stance of global central banks, which have maintained or eased their policies in an environment of low growth, low inflation and low volatility. In the U.S., the Federal Open Market Committee (“FOMC”) met twice in the second quarter and largely confirmed market expectations in reducing asset purchases. The FOMC also revised its economic and interest rate expectations, downgrading 2014 gross domestic product (“GDP”) projections after a poor first quarter, shifting its unemployment rate forecast lower and marginally raising inflation projections. Fed Chairwoman Janet Yellen confirmed the Fed’s commitment to maintaining low rates for as long as needed to support economic growth.

The bullish sentiment in financial markets during the second quarter softened in July, as improving U.S. economic data led market participants to anticipate that the Fed might move up the timing of its first rate hike in years. Large-cap equity markets hit new record highs in September. However, disappointing global growth - particularly in Europe and China - as well as softer inflation in the U.S. and a Fed that signaled its patience in normalizing monetary policy left markets marginally more risk-averse.

The return of volatility was notable during the fourth quarter as market participants reacted to a number of evolving themes. Early-quarter risk aversion briefly drove benchmark 10-year U.S. Treasury yields to the lowest level since the second quarter of 2013, as investors sought the safe haven of bonds during a short-lived equity sell-off. Treasury prices moved lower into November before rallying again during the last days of 2014. Year-end dynamics saw the impacts of deteriorating energy prices and geopolitical concerns outweigh upbeat U.S. data, including healthy labor statistics and the strongest quarterly GDP print in a decade.

PERFORMANCE

For the year ended December 31, 2014, Transamerica JPMorgan Core Bond VP, Initial Class returned 5.33%. By comparison, its benchmark, the Barclays U.S. Aggregate Bond Index returned 5.97%.

STRATEGY REVIEW

For the year ended December 31, 2014, the Portfolio underperformed its benchmark. Interest rates were mixed across the yield curve as investors continued to digest messaging out from the Fed over the course of the year, including when and over what timeframe it would return to rate normalization. The two- to 10-year part of the curve flattened during the year. Within Treasuries, the 30-year finished as the best-performing bell-weather.

The Portfolio’s underweight in Treasury debt was a positive for performance as spread sectors generally outpaced their risk-free counterparts, with the exception of investment-grade corporate debt. Mortgage-backed securities outperformed comparable-duration Treasury debt, and the Portfolio’s overweight to the sector was generally positive for returns over the year.

Corporate bonds finished among the best-performing investment-grade domestic broad market sectors during the year. The Portfolio’s underweight in credit was a negative for performance.

The Portfolio’s sector allocations did not change dramatically throughout the year. We remained underweight in Treasury debt, overweight in mortgage securities and modestly underweight in corporate bonds. The Portfolio’s duration ended the year slightly below that of the benchmark.

Douglas S. Swanson

Portfolio Manager

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	5.33%	4.78%	5.21%	10/02/1986
Barclays U.S. Aggregate Bond Index (A)	5.97%	4.45%	4.71%
Service Class	5.10%	4.53%	4.94%	05/01/2003

(A) The Barclays U.S. Aggregate Bond Index is an unmanaged index used as a general measure of market performance. The 10 Years or the Since Inception of Class calculation is based on 10 years. You cannot invest directly in an index. The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The return of principal in bond portfolios is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,018.60	$2.80	$1,022.40	$2.80	0.55%
Service Class	1,000.00	1,017.70	4.07	1,021.20	4.08	0.80

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Agency Obligations	36.1%
U.S. Government Obligations	25.0
Corporate Debt Securities	15.2
Asset-Backed Securities	9.5
Mortgage-Backed Securities	7.2
Repurchase Agreement	5.5
Securities Lending Collateral	2.1
Foreign Government Obligations	1.2
Municipal Government Obligations	0.1
Net Other Assets (Liabilities)	(1.9)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 25.0%
U.S. Treasury Bond
4.25%, 05/15/2039	$ 50,000	$ 64,270
4.38%, 02/15/2038 - 11/15/2039	5,050,000	6,609,373
4.50%, 05/15/2038	200,000	266,484
5.00%, 05/15/2037	1,775,000	2,531,871
5.25%, 02/15/2029	130,000	174,769
5.38%, 02/15/2031	150,000	209,074
6.13%, 08/15/2029	100,000	146,211
6.25%, 05/15/2030	425,000	634,976
8.00%, 11/15/2021	1,000,000	1,391,250
8.50%, 02/15/2020	815,000	1,089,426
8.75%, 08/15/2020	2,100,000	2,886,351
11.25%, 02/15/2015	1,065,000	1,078,895
U.S. Treasury Inflation Indexed Bond
2.13%, 02/15/2040	219,722	284,815
2.50%, 01/15/2029	110,597	137,235
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/2016	537,880	536,241
0.50%, 04/15/2015	383,495	378,492
1.13%, 01/15/2021	542,740	563,814
U.S. Treasury Note
1.00%, 06/30/2019 - 11/30/2019	600,000	583,141
1.38%, 11/30/2018	740,000	738,555
1.50%, 08/31/2018	200,000	200,969
1.75%, 10/31/2020	5,000,000	4,977,735
2.00%, 11/30/2020	15,000,000	15,131,250
2.13%, 08/31/2020 - 01/31/2021	4,000,000	4,064,101
2.25%, 07/31/2018 (A)	500,000	516,055
2.50%, 03/31/2015	95,000	95,553
2.63%, 08/15/2020 - 11/15/2020	1,200,000	1,252,851
2.75%, 12/31/2017 (A)	50,000	52,410
2.75%, 02/15/2019	1,000,000	1,052,031
3.13%, 10/31/2016	150,000	156,797
3.13%, 04/30/2017 (A)	300,000	316,008
3.25%, 12/31/2016	4,000,000	4,201,564
3.63%, 02/15/2020	400,000	438,562
U.S. Treasury STRIPS
Zero Coupon, 11/15/2016 - 05/15/2029 (A)	10,045,000	8,205,434
Zero Coupon, 02/15/2017 - 05/15/2035	123,604,000	101,964,281

Total U.S. Government Obligations (Cost $155,374,790)		162,930,844

U.S. GOVERNMENT AGENCY OBLIGATIONS - 36.1%
Federal Home Loan Bank 5.50%, 07/15/2036	150,000	205,714
Federal Home Loan Mortgage Corp.
0.61%, 09/15/2042 (B)	858,787	865,303
0.66%, 08/15/2042 - 10/15/2042 (B)	2,178,953	2,197,219
0.71%, 07/15/2042 - 03/15/2044 (B)	2,919,240	2,945,951
1.32%, 10/25/2044 (B)	354,213	357,472
2.09%, 07/01/2036 (B)	90,154	95,695
2.12%, 08/01/2036 (B)	116,536	123,920
2.13%, 10/01/2036 (B)	56,924	60,446
2.20%, 11/01/2036 (B)	70,879	75,435
2.30%, 12/01/2036 (B)	12,111	12,909
2.31%, 03/01/2037 (B)	96,171	102,536
2.38%, 05/01/2036 (B)	62,570	66,678
2.48%, 10/01/2036 (B)	86,180	92,004

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
2.49%, 02/01/2037 (B)	$ 171,688	$ 184,931
2.50%, 09/01/2034 (B)	93,272	99,799
2.51%, 06/01/2036 (B)	269,696	289,855
2.55%, 02/01/2036 (B)	230,788	247,468
3.00%, 08/15/2042 - 01/15/2044	4,972,013	5,026,977
3.50%, 01/01/2032 - 06/01/2043	4,167,396	4,334,726
4.00%, 06/01/2042 - 01/01/2043	2,654,512	2,863,267
4.50%, 05/01/2041	584,544	636,543
4.98%, 01/01/2035 (B)	68,296	71,810
5.00%, 10/01/2017 - 04/01/2018	144,858	152,175
5.50%, 08/23/2017 - 08/01/2038	1,523,259	1,675,152
6.00%, 10/01/2017 - 12/01/2034	512,488	551,578
6.32%, 07/25/2032 (B)	224,324	255,879
6.50%, 04/01/2016 - 11/01/2036	203,578	217,668
7.00%, 01/01/2031	149,954	165,232
7.50%, 08/25/2042 (B)	89,173	106,633
Federal Home Loan Mortgage Corp., IO 5.00%, 09/15/2035	119,507	16,525
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.62%, 01/25/2023	1,250,000	1,250,372
3.39%, 03/25/2024	857,000	905,094
3.49%, 01/25/2024	1,300,000	1,383,291
Federal Home Loan Mortgage Corp. REMIC
0.51%, 06/15/2043 (B)	1,656,064	1,649,786
0.56%, 07/15/2037 - 10/15/2041 (B)	1,365,259	1,368,401
0.60%, 02/15/2037 (B)	29,127	29,336
0.61%, 03/15/2039 - 08/15/2039 (B)	1,043,101	1,050,075
0.71%, 08/15/2037 (B)	1,106,569	1,119,526
0.84%, 11/15/2037 (B)	797,524	808,851
3.50%, 08/15/2039	3,133,737	3,277,253
4.00%, 12/15/2041	708,697	756,288
4.50%, 02/15/2020	79,693	82,333
5.00%, 12/15/2022 - 05/15/2041	1,508,670	1,641,064
5.50%, 03/15/2017 - 05/15/2038	2,783,639	2,978,789
5.50%, 05/15/2041 (B)	210,958	218,697
6.00%, 05/15/2027 - 09/15/2036	2,972,892	3,274,901
6.38%, 03/15/2032	192,697	214,854
6.40%, 11/15/2023	68,469	75,233
6.50%, 08/15/2031 - 07/15/2036	1,071,484	1,204,089
7.00%, 03/15/2024 - 05/15/2032	1,660,585	1,887,836
7.25%, 09/15/2030 - 12/15/2030	346,563	397,006
7.50%, 02/15/2023 - 08/15/2030	183,455	206,600
8.00%, 01/15/2030	291,331	335,132
8.50%, 09/15/2020	20,162	21,407
9.92%, 07/15/2032 (B)	99,070	117,830
12.97%, 07/15/2033 (B)	63,597	74,575
14.46%, 09/15/2033 (B)	18,299	22,750
16.96%, 02/15/2040 (B)	100,000	131,360
23.90%, 06/15/2034 (B)	122,883	169,913
Federal Home Loan Mortgage Corp. REMIC, IO
1.83%, 01/15/2040 (B)	362,013	28,152
4.50%, 07/15/2037	216,376	17,300
5.50%, 07/15/2024	3,163	13
5.84%, 11/15/2037 - 02/15/2039 (B)	307,212	40,673

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. REMIC, IO (continued)
6.04%, 06/15/2038 (B)	$ 471,594	$ 68,149
6.21%, 10/15/2037 (B)	988,012	179,846
6.26%, 11/15/2037 (B)	136,839	18,255
6.64%, 04/15/2038 (B)	82,090	11,579
6.94%, 07/15/2036 (B)	59,527	12,520
7.54%, 07/15/2017 (B)	22,724	922
7.84%, 03/15/2032 (B)	63,916	14,214
Federal Home Loan Mortgage Corp. REMIC, PO 03/15/2019 - 01/15/2040	970,778	928,400
Federal Home Loan Mortgage Corp. Structured Pass-Through Securities
6.50%, 02/25/2043	205,200	236,424
7.00%, 02/25/2043	66,563	81,105
Federal National Mortgage Association
Zero Coupon, 06/01/2017	300,000	292,610
0.43%, 11/25/2046 (B)	347,608	348,521
0.45%, 12/25/2017 (B)	267,552	267,214
0.50%, 01/01/2023 (B)	1,000,000	1,000,013
0.51%, 01/25/2017 - 01/01/2023 (B)	1,208,920	1,207,689
0.52%, 01/01/2023 - 09/25/2042 (B)	3,781,301	3,794,715
0.53%, 05/01/2024 (B)	1,367,000	1,367,099
0.55%, 01/01/2023 (B)	720,427	726,342
0.59%, 07/01/2024 (B)	1,250,000	1,250,121
0.60%, 09/01/2024 (B)	1,000,000	999,759
0.63%, 11/01/2020 (B)	995,000	993,669
0.64%, 09/01/2024 (B)	995,073	995,229
0.66%, 08/25/2019 (B)	191,004	191,736
0.72%, 08/25/2042 (B)	867,256	877,449
0.93%, 04/01/2022 (B)	600,000	604,064
1.40%, 07/01/2017	1,000,000	1,001,780
1.94%, 07/01/2019	992,793	995,088
2.01%, 07/01/2019 - 06/01/2020	2,992,114	2,999,065
2.03%, 03/25/2019 - 08/01/2019	2,379,000	2,395,591
2.34%, 01/01/2023	983,858	975,491
2.35%, 01/01/2036 (B)	90,381	96,541
2.38%, 12/01/2022	1,000,000	994,771
2.39%, 01/25/2023 (B)	1,000,000	987,682
2.40%, 02/01/2023	1,000,000	991,312
2.43%, 01/01/2038 (B)	40,675	43,509
2.46%, 02/01/2023	960,316	964,969
2.51%, 06/01/2023	972,804	972,739
2.52%, 05/01/2023	1,000,000	996,394
2.61%, 10/25/2021 (B)	1,000,000	1,012,778
2.65%, 08/01/2022	500,000	504,618
2.66%, 12/01/2022	1,000,000	1,012,023
2.67%, 07/01/2022	1,500,000	1,523,093
2.70%, 04/01/2023	1,461,737	1,485,033
2.76%, 06/01/2023	981,194	1,003,574
2.92%, 12/01/2024	1,000,000	1,020,608
2.97%, 11/01/2018	464,389	484,223
3.00%, 01/01/2043	918,622	929,176
3.02%, 07/01/2023 - 08/25/2024	3,386,000	3,484,644
3.03%, 12/01/2021	474,276	493,108
3.12%, 01/01/2022 - 11/01/2026	1,500,000	1,542,659
3.24%, 10/01/2026 - 12/01/2026	1,997,371	2,063,119
3.29%, 08/01/2026	2,500,000	2,603,384

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
3.30%, 12/01/2026	$ 1,000,000	$ 1,041,713
3.34%, 02/01/2027 (C) (D)	1,000,000	1,001,719
3.35%, 03/25/2024 (B)	1,750,000	1,842,158
3.38%, 01/01/2018 - 12/01/2023	2,000,000	2,111,427
3.45%, 01/01/2024	1,000,000	1,061,593
3.48%, 01/25/2024 (B)	3,000,000	3,186,024
3.50%, 08/01/2032 - 06/01/2043	9,658,148	10,104,315
3.51%, 12/25/2023 (B)	1,776,000	1,893,014
3.54%, 01/01/2018	470,053	496,114
3.59%, 10/01/2020	98,215	105,209
3.64%, 10/01/2020	1,359,495	1,459,947
3.65%, 04/25/2021	866,000	922,544
3.67%, 07/01/2023	2,000,000	2,158,546
3.73%, 06/25/2021	500,000	539,180
3.74%, 06/01/2018 - 07/01/2023	1,924,438	2,056,418
3.76%, 04/25/2021 - 06/25/2021	2,000,000	2,157,396
3.77%, 08/01/2021	687,045	743,900
3.86%, 07/01/2021	949,031	1,029,733
3.87%, 08/01/2021	954,976	1,035,535
3.92%, 08/01/2021	1,473,065	1,610,672
3.94%, 07/01/2021	500,000	543,131
3.97%, 06/01/2021 - 07/01/2021	957,537	1,045,334
3.98%, 08/01/2021	1,020,806	1,114,051
3.99%, 07/01/2021	472,591	518,059
4.00%, 07/01/2042 - 08/01/2044	4,581,314	4,921,584
4.02%, 08/01/2021	1,264,601	1,384,957
4.05%, 08/01/2021	832,567	916,153
4.06%, 07/01/2021 - 09/01/2021	1,474,475	1,621,768
4.16%, 03/01/2021	472,219	521,507
4.23%, 03/01/2020	904,818	985,667
4.24%, 06/01/2021	980,614	1,086,864
4.25%, 04/01/2021	500,000	555,723
4.27%, 06/01/2021	422,345	463,881
4.32%, 06/01/2021	765,232	851,781
4.38%, 04/01/2020 - 04/01/2021	600,189	666,658
4.39%, 05/01/2021	246,502	274,555
4.45%, 07/01/2026	478,400	545,006
4.50%, 08/01/2018 - 03/01/2019	687,579	724,042
4.65%, 06/01/2021	955,923	1,078,262
5.00%, 05/11/2017 - 08/01/2040	2,032,516	2,212,611
5.50%, 03/01/2017 - 05/01/2036	719,837	789,197
5.89%, 10/01/2017	721,327	794,817
6.00%, 12/01/2032 - 11/01/2037	858,520	973,996
6.50%, 03/01/2017 - 10/01/2036	184,254	206,465
7.00%, 09/01/2017	17,504	18,158
8.00%, 11/01/2037	13,004	15,358
9.00%, 10/01/2019	3,804	3,849
Federal National Mortgage Association, PO
11/15/2021 - 01/25/2033	437,466	382,598
05/15/2030	400,000	243,245
Federal National Mortgage Association REMIC
0.42%, 06/27/2036 (B)	167,111	166,964
0.47%, 08/25/2041 (B)	425,364	423,689
0.52%, 04/25/2035 - 03/25/2043 (B)	1,035,191	1,033,181
0.57%, 10/25/2042 (B)	849,316	847,848
0.67%, 05/25/2035 - 10/25/2042 (B)	2,974,459	2,996,870
4.00%, 10/25/2025 - 04/25/2033	1,289,623	1,372,011

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC (continued)
4.50%, 07/25/2029	$ 1,000,000	$ 1,116,836
5.00%, 09/25/2023 - 08/25/2040	1,894,851	2,114,329
5.50%, 04/25/2023 - 07/25/2038	3,655,347	3,999,368
5.75%, 06/25/2033	391,260	429,673
5.85%, 12/25/2042 (B)	182,517	207,292
6.00%, 11/25/2032 - 11/25/2039	999,009	1,117,086
6.36%, 10/25/2042 (B)	43,586	50,469
6.50%, 02/25/2022 - 05/25/2044	907,549	1,030,710
6.55%, 12/25/2042 (B)	93,019	106,967
6.79%, 07/25/2023 (B)	225,357	248,539
7.00%, 03/25/2031 - 11/25/2041	2,006,928	2,307,322
7.26%, 08/25/2033 (B)	69,905	76,191
8.00%, 05/25/2022	42,153	47,624
9.50%, 06/25/2018	27,858	29,825
10.00%, 03/25/2032 (B)	10,607	13,156
10.96%, 07/25/2035 (B)	131,591	153,859
12.22%, 09/25/2033 (B)	24,010	27,935
13.36%, 07/25/2033 (B)	48,025	57,801
13.66%, 03/25/2038 (B)	16,789	20,039
14.17%, 12/25/2032 (B)	14,696	18,695
15.18%, 11/25/2031 (B)	46,546	63,557
16.03%, 05/25/2034 (B)	56,542	70,177
16.95%, 07/25/2035 (B)	132,302	190,804
19.06%, 04/25/2034 - 05/25/2034 (B)	296,028	409,932
19.33%, 08/25/2032 (B)	52,072	64,159
22.51%, 06/25/2035 (B)	162,191	217,621
23.32%, 05/25/2034 (B)	22,831	31,410
23.95%, 03/25/2036 (B)	43,073	61,392
24.64%, 02/25/2032 (B)	15,339	25,224
25.52%, 10/25/2036 (B)	18,467	25,987
25.88%, 12/25/2036 (B)	31,817	47,914
Federal National Mortgage Association REMIC, IO 0.94%, 08/25/2042 (B)	651,221	19,702
1.48%, 01/25/2038 (B)	98,784	7,067
1.83%, 04/25/2041 (B)	276,162	21,173
5.00%, 03/25/2023	94,494	5,972
5.68%, 09/25/2038 (B)	344,388	41,088
5.74%, 02/25/2038 (B)	236,888	26,145
5.93%, 06/25/2037 (B)	141,760	16,758
6.01%, 12/25/2039 (B)	63,898	7,800
6.03%, 03/25/2038 (B)	46,813	6,310
6.25%, 04/25/2040 (B)	84,890	13,417
6.33%, 06/25/2023 (B)	52,957	5,614
6.36%, 01/25/2041 (B)	590,112	131,604
6.37%, 09/25/2037 (B)	112,432	16,110
6.38%, 02/25/2039 (B)	83,265	14,782
6.41%, 06/25/2036 (B)	76,869	11,953
6.50%, 05/25/2033	59,432	10,012
6.53%, 03/25/2036 (B)	1,213,573	250,233
6.98%, 07/25/2037 (B)	202,732	31,848
7.00%, 06/25/2033	70,031	13,076
Federal National Mortgage Association REMIC, PO 12/25/2032 - 12/25/2043	3,411,041	2,877,831
Financing Corp., PO
11/30/2017	1,000,000	961,043

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Financing Corp., PO (continued)
05/11/2018	$ 1,700,000	$ 1,616,453
09/26/2019	1,000,000	912,246
Government National Mortgage Association
0.46%, 08/20/2060 (B)	686,818	687,366
0.50%, 12/20/2062 (B)	416,943	413,242
0.57%, 03/20/2063 (B)	920,943	914,232
0.59%, 04/20/2060 (B)	795,445	797,559
0.61%, 11/20/2059 - 03/20/2060 (B)	635,701	637,463
0.63%, 01/20/2061 - 09/20/2064 (B)	4,012,732	3,997,315
0.66%, 06/20/2064 - 07/20/2064 (B)	4,941,410	4,913,461
0.71%, 07/20/2062 (B)	288,795	290,219
0.74%, 09/20/2062 (B)	878,796	879,090
0.81%, 05/20/2061 - 03/20/2064 (B)	3,755,897	3,770,188
0.86%, 05/20/2061 (B)	432,681	436,209
1.65%, 01/20/2063 - 02/20/2063	3,520,139	3,489,822
1.75%, 03/20/2063	995,488	989,702
3.50%, 11/20/2039	500,000	515,305
5.00%, 04/16/2023 - 07/16/2033	1,707,057	1,880,431
5.50%, 11/20/2020 - 09/20/2039	3,088,737	3,390,115
5.52%, 07/20/2040 (B)	550,653	616,953
5.84%, 12/20/2038 (B)	214,849	237,166
6.00%, 08/20/2016 - 08/20/2039	548,517	619,621
6.50%, 10/16/2024 - 06/20/2033	2,004,987	2,314,570
7.33%, 11/20/2030	27,287	31,108
7.50%, 11/20/2029	94,344	108,883
8.00%, 01/15/2016 - 06/20/2030	29,956	35,353
8.50%, 02/16/2030	265,997	314,860
9.00%, 05/16/2027	16,944	19,388
13.07%, 10/20/2037 (B)	56,811	67,891
16.05%, 06/17/2035 (B)	48,954	65,032
16.37%, 05/18/2034 (B)	20,486	23,515
19.22%, 04/16/2034 (B)	65,579	95,619
19.71%, 09/20/2037 (B)	28,074	38,014
22.70%, 04/20/2037 (B)	83,132	114,893
28.65%, 09/20/2034 (B)	45,175	68,483
Government National Mortgage Association, IO
5.50%, 10/16/2037	295,524	34,889
5.53%, 12/20/2038 (B)	102,031	12,445
5.66%, 02/20/2038 (B)	160,346	20,453
5.83%, 11/20/2037 (B)	149,415	19,842
5.91%, 06/20/2039 (B)	122,921	14,588
5.93%, 10/20/2034 - 08/20/2039 (B)	341,320	46,324
5.94%, 02/16/2039 (B)	75,361	9,558
6.03%, 03/20/2037 - 06/20/2038 (B)	311,668	41,482
6.10%, 04/20/2039 (B)	156,448	19,886
6.13%, 09/20/2035 - 03/20/2039 (B)	445,217	63,371
6.18%, 03/20/2039 (B)	140,767	15,800
6.24%, 05/16/2038 - 06/16/2039 (B)	584,087	82,768
6.31%, 06/16/2037 (B)	146,644	21,710
6.33%, 10/20/2037 (B)	78,275	11,522
6.34%, 03/16/2034 (B)	301,507	20,752
6.38%, 11/20/2037 - 12/20/2037 (B)	147,421	22,214
6.50%, 03/20/2039	75,560	15,192
6.53%, 07/20/2036 (B)	75,279	5,006
6.58%, 11/20/2033 - 07/20/2037 (B)	321,161	49,857
6.61%, 08/20/2037 (B)	210,062	32,037

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association, IO (continued)
6.65%, 04/16/2037 (B)	$ 84,277	$ 12,879
6.73%, 03/20/2038 (B)	83,661	13,220
6.78%, 10/20/2032 (B)	126,100	6,573
7.79%, 04/16/2032 (B)	135,767	30,855
Government National Mortgage Association, PO 02/17/2033 - 01/20/2038	432,094	412,423
National Credit Union Administration Guaranteed Notes Trust
2.65%, 10/29/2020	804,681	822,899
2.90%, 10/29/2020	700,000	718,762
Residual Funding Corp., PO 10/15/2019 - 10/15/2020	8,120,000	7,248,258
Tennessee Valley Authority
4.63%, 09/15/2060	22,000	24,994
5.25%, 09/15/2039	300,000	381,920
5.88%, 04/01/2036	150,000	204,612
Tennessee Valley Authority, PO 05/01/2019 - 01/15/2038	1,100,000	790,082

Total U.S. Government Agency Obligations (Cost $231,535,544)		235,138,264

FOREIGN GOVERNMENT OBLIGATIONS - 1.2%
African Development Bank 8.80%, 09/01/2019	225,000	283,684
Brazilian Government International Bond 5.00%, 01/27/2045	200,000	196,000
Israel Government AID Bond
Zero Coupon, 02/15/2024 - 08/15/2025	2,000,000	1,523,856
5.50%, 09/18/2033	100,000	134,350
Israel Government AID Bond, PO 08/15/2023	1,000,000	797,607
Israel Government AID Bond
Series 2006-Z
Zero Coupon, 02/15/2022	1,500,000	1,262,263
Series 2010-Z
Zero Coupon, 02/15/2025	500,000	376,740
Series 8-Z
Zero Coupon, 02/15/2025	1,000,000	753,479
Mexico Government International Bond
3.60%, 01/30/2025	414,000	412,551
4.00%, 10/02/2023	232,000	240,700
5.55%, 01/21/2045	448,000	520,800
Series MTN
3.50%, 01/21/2021	244,000	249,124
4.75%, 03/08/2044	60,000	62,550
Poland Government International Bond 4.00%, 01/22/2024	133,000	141,146
Province of Ontario Canada
0.95%, 05/26/2015	250,000	250,621
1.65%, 09/27/2019	173,000	171,009
2.70%, 06/16/2015	100,000	101,056
South Africa Government International Bond 5.38%, 07/24/2044	252,000	266,175

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Turkey Government International Bond
5.75%, 03/22/2024 (A)	$ 200,000	$ 223,500
6.63%, 02/17/2045 (A)	200,000	245,450

Total Foreign Government Obligations (Cost $7,983,566)		8,212,661

MORTGAGE-BACKED SECURITIES - 7.2%
A10 Securitization LLC
Series 2012-1, Class A
3.49%, 04/15/2024, 144A	23,890	23,893
Series 2013-1, Class A
2.40%, 11/15/2025, 144A	123,293	123,632
A10 Term Asset Financing LLC
Series 2013-2, Class A
2.62%, 11/15/2027, 144A	657,726	660,629
Series 2013-2, Class B
4.38%, 11/15/2027, 144A	250,000	254,325
Series 2014-1, Class A1
1.72%, 04/15/2033, 144A	344,000	343,510
Series 2014-1, Class A2
3.02%, 04/15/2033, 144A	301,000	301,511
Ajax Mortgage Loan Trust
Series 2013-A, Class A
3.50%, 02/25/2051, 144A (B) (E)	396,958	393,138
Series 2013-B, Class A
3.50%, 02/25/2051, 144A (B) (E)	338,432	337,949
Series 2014-A, Class A
3.75%, 10/25/2057, 144A (F)	489,067	488,040
Alternative Loan Trust
Series 2004-2CB, Class 1A9
5.75%, 03/25/2034	467,736	478,167
Series 2005-28CB, Class 1A4
5.50%, 08/25/2035	338,259	328,834
Series 2005-54CB, Class 1A11
5.50%, 11/25/2035	131,942	119,929
Alternative Loan Trust, IO
Series 2005-20CB, Class 3A8
4.58%, 07/25/2035 (B)	563,708	67,605
Series 2005-22T1, Class A2
4.90%, 06/25/2035 (B)	919,770	125,363
Series 2005-J1, Class 1A4
4.93%, 02/25/2035 (B)	412,145	37,023
Alternative Loan Trust, PO Series 2003-J1 10/25/2033	26,047	22,051
American General Mortgage Loan Trust Series 2010-1A, Class A2 5.65%, 03/25/2058, 144A (B)	94,520	95,138
American Tower Trust I
Series 2013-1A, Class 1A
1.55%, 03/15/2043, 144A	363,000	358,702
Series 2013-2A, Class 2A
3.07%, 03/15/2048, 144A	350,000	347,946
ASG Re-REMIC Trust
Series 2009-1, Class A60
2.05%, 06/26/2037, 144A (B)	89,070	87,941
Series 2009-2, Class A55
4.69%, 05/24/2036, 144A (B)	1,223	1,222

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
ASG Re-REMIC Trust (continued)
Series 2009-3, Class A65
2.29%, 03/26/2037, 144A (B)	$ 123,221	$ 122,659
Series 2009-4, Class A60
6.00%, 06/28/2037, 144A	58,324	59,055
BAMLL Commercial Mortgage Securities Trust
Series 2012-PARK, Class A
2.96%, 12/10/2030, 144A	100,000	100,116
Series 2014-520M, Class C
4.21%, 08/15/2046, 144A (B)	200,000	200,848
Banc of America Alternative Loan Trust
Series 2003-7, Class 1CB1
5.50%, 09/25/2033	190,615	198,394
Series 2003-7, Class 2A4
5.00%, 09/25/2018	16,588	16,776
Banc of America Commercial Mortgage Trust
Series 2006-1, Class A4
5.37%, 09/10/2045 (B)	500,000	512,626
Series 2006-3, Class A4
5.89%, 07/10/2044 (B)	144,664	152,257
Series 2006-5, Class A4
5.41%, 09/10/2047	375,000	392,288
Series 2007-5, Class A4
5.49%, 02/10/2051	300,000	320,190
Banc of America Funding Corp. Series 2012-R6, Class 1A1 3.00%, 10/26/2039, 144A (E)	266,177	263,799
Banc of America Funding Trust
Series 2005-E, Class 4A1
2.69%, 03/20/2035 (B)	222,142	222,035
Series 2010-R11A, Class 1A6
5.20%, 08/26/2035, 144A (B)	56,595	57,549
Series 2010-R5, Class 1A1
5.50%, 10/26/2037, 144A	41,860	42,117
Banc of America Funding Trust, PO
Series 2004-1
03/25/2034	41,035	32,765
Series 2005-7, Class 30
11/25/2035	52,608	39,480
Series 2005-8, Class 30
01/25/2036	17,905	13,762
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2005-3, Class AM
4.73%, 07/10/2043	50,000	50,630
Series 2005-5, Class A4
5.12%, 10/10/2045 (B)	521,441	530,236
Series 2005-6, Class A4
5.15%, 09/10/2047 (B)	728,429	743,455
Banc of America Mortgage Trust
Series 2003-J, Class 3A2
2.62%, 11/25/2033 (B)	208,123	209,031
Series 2004-3, Class 1A26
5.50%, 04/25/2034	89,119	91,146
Series 2004-6, Class 1A3
5.50%, 05/25/2034	98,671	103,747

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
BB-UBS Trust
Series 2012-SHOW, Class A
3.43%, 11/05/2036, 144A	$ 550,000	$ 559,617
Series 2012-TFT, Class A
2.89%, 06/05/2030, 144A	350,000	342,678
BCAP LLC Trust
Series 2010-RR7, Class 2A1
2.14%, 07/26/2045, 144A (B)	169,862	170,437
Series 2011-RR10, Class 2A1
1.01%, 09/26/2037, 144A (B)	297,311	273,265
Series 2012-RR10, Class 1A1
0.39%, 02/26/2037, 144A (B)	293,874	283,439
Series 2012-RR10, Class 3A1
0.35%, 05/26/2036, 144A (B)	267,946	253,811
Series 2012-RR2, Class 1A1
0.34%, 08/26/2036, 144A (B)	163,202	159,784
Series 2012-RR3, Class 2A5
2.23%, 05/26/2037, 144A (B)	198,823	199,314
Series 2012-RR4, Class 8A3
0.40%, 06/26/2047, 144A (B)	287,378	273,295
Bear Stearns Alt-A Trust Series 2004-6, Class 1A 0.81%, 07/25/2034 (B)	522,528	500,815
Bear Stearns ARM Trust Series 2006-1, Class A1 2.36%, 02/25/2036 (B)	168,362	167,862
Bear Stearns Commercial Mortgage Securities Trust
Series 2005-T20, Class A4A
5.13%, 10/12/2042 (B)	476,246	484,277
Series 2006-PW13, Class A4
5.54%, 09/11/2041	284,767	299,468
CAM Mortgage Trust Series 2014-2, Class A 2.60%, 05/15/2048, 144A (F)	179,955	179,938
CD Commercial Mortgage Trust Series 2005-CD1, Class AJ 5.23%, 07/15/2044 (B)	100,000	102,632
CGBAM Commercial Mortgage Trust Series 2014-HD, Class A 0.96%, 02/15/2031, 144A (B)	200,000	198,988
Chase Mortgage Finance Trust
Series 2004-S3, Class 2A5
5.50%, 03/25/2034	90,340	93,583
Series 2007-A1, Class 1A3
2.53%, 02/25/2037 (B)	209,553	206,611
Series 2007-A2, Class 2A1
2.51%, 07/25/2037 (B)	85,492	86,374
CHL Mortgage Pass-Through Trust
Series 2004-3, Class A26
5.50%, 04/25/2034	148,771	156,198
Series 2004-3, Class A4
5.75%, 04/25/2034	89,263	92,928
Series 2004-7, Class 2A1
2.46%, 06/25/2034 (B)	47,420	46,364
Series 2004-8, Class 2A1
4.50%, 06/25/2019	29,595	30,508
Series 2004-HYB1, Class 2A
2.51%, 05/20/2034 (B)	42,428	40,374

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
CHL Mortgage Pass-Through Trust (continued)
Series 2005-22, Class 2A1
2.47%, 11/25/2035 (B)	$ 265,273	$ 224,337
Citigroup Commercial Mortgage Trust Series 2013-SMP, Class A 2.11%, 01/12/2030, 144A	94,645	95,646
Citigroup Mortgage Loan Trust
Series 2003-1, Class 2A5
5.25%, 10/25/2033	59,286	60,443
Series 2010-8, Class 5A6
4.00%, 11/25/2036, 144A	370,150	376,745
Series 2010-8, Class 6A6
4.50%, 12/25/2036, 144A	388,509	398,343
Series 2012-A, Class A
2.50%, 06/25/2051, 144A (E)	107,216	107,819
COBALT CMBS Commercial Mortgage Trust Series 2006-C1, Class A4 5.22%, 08/15/2048	67,497	71,128
COMM Mortgage Trust
Series 2013-SFS, Class A2
2.99%, 04/12/2035, 144A	125,000	125,169
Series 2014-KYO, Class A
1.06%, 06/11/2027, 144A (B)	1,058,000	1,056,265
Series 2014-PAT, Class A
0.96%, 08/13/2027, 144A (B)	198,000	197,496
Series 2014-TWC, Class A
1.00%, 02/13/2032, 144A (B)	450,000	448,380
Series 2014-TWC, Class B
1.75%, 02/13/2032, 144A (B)	500,000	498,912
Commercial Mortgage Pass-Through Certificates Series 2012-MVP, Class A 2.10%, 11/17/2026, 144A (B)	39,280	39,346
Commercial Mortgage Trust Series 2006-GG7, Class AM 5.82%, 07/10/2038 (B)	50,000	52,697
Credit Suisse Commercial Mortgage Trust Series 2006-C2, Class A3 5.67%, 03/15/2039 (B)	144,248	149,580
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4
5.25%, 09/25/2033	59,845	61,847
Series 2003-27, Class 5A4
5.25%, 11/25/2033	83,052	84,789
Series 2004-5, Class 3A1
5.25%, 08/25/2019	29,234	29,978
CSMC Trust
Series 2010-11R, Class A6
1.16%, 06/28/2047, 144A (B)	811,521	778,582
Series 2011-6R, Class 3A1
2.70%, 07/28/2036, 144A (B)	67,784	68,166
Series 2011-9R, Class A1
2.16%, 03/27/2046, 144A (B)	110,406	110,715
Series 2012-3R, Class 1A1
2.35%, 07/27/2037, 144A (B)	99,398	99,020
Series 2014-ICE, Class A
0.96%, 04/15/2027, 144A (B)	505,000	504,115

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
DBRR Trust Series 2013-EZ2, Class A 0.85%, 02/25/2045, 144A (B)	$ 132,208	$ 132,185
FDIC Trust Series 2013-N1, Class A 4.50%, 10/25/2018, 144A	69,028	69,564
GMACM Mortgage Loan Trust
Series 2003-J7, Class A10
5.50%, 11/25/2033	32,840	33,533
Series 2004-J5, Class A7
6.50%, 01/25/2035	52,738	54,964
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.71%, 12/10/2027, 144A	144,235	145,801
GS Mortgage Securities Corp. Trust
Series 2012-ALOH, Class A
3.55%, 04/10/2034, 144A	750,000	781,468
Series 2013-NYC5, Class A
2.32%, 01/10/2030, 144A	100,000	101,187
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.31%, 08/10/2044, 144A (B)	200,000	210,887
GSMPS Mortgage Loan Trust
Series 2005-RP2, Class 1AF
0.52%, 03/25/2035, 144A (B)	240,923	210,600
Series 2005-RP3, Class 1AF
0.52%, 09/25/2035, 144A (B)	146,213	124,698
GSR Mortgage Loan Trust
Series 2004-6F, Class 2A4
5.50%, 05/25/2034	145,879	150,246
Series 2004-8F, Class 2A3
6.00%, 09/25/2034	107,170	111,407
Series 2005-7F, Class 3A9
6.00%, 09/25/2035	165,718	171,696
Series 2006-1F, Class 2A4
6.00%, 02/25/2036	157,311	142,667
Series 2007-1F, Class 2A4
5.50%, 01/25/2037	262,860	261,599
HILT Mortgage Trust Series 2014-ORL, Class A 1.06%, 07/15/2029, 144A (B)	850,000	846,631
Homeowner Assistance Program Reverse Mortgage Loan Trust Series 2013-RM1, Class A 4.00%, 05/26/2053, 144A (E)	720,043	703,194
Impac Secured Assets Trust
Series 2006-1, Class 2A1
0.52%, 05/25/2036 (B)	145,247	140,570
Series 2006-2, Class 2A1
0.52%, 08/25/2036 (B)	45,426	44,588
Independent National Mortage Corp. Index Mortgage Loan Trust, IO Series 2005-AR11, Class A7 Zero Coupon, 08/25/2035 (B)	982,576	10
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-LDP3, Class A4A
4.94%, 08/15/2042 (B)	344,429	348,103
Series 2005-LDP5, Class A4
5.24%, 12/15/2044 (B)	504,130	512,571

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust (continued)
Series 2006-CB15, Class A4
5.81%, 06/12/2043 (B)	$ 110,534	$ 115,876
Series 2007-C1, Class A4
5.72%, 02/15/2051	497,935	535,521
Series 2013-JWRZ, Class A
0.94%, 04/15/2030, 144A (B)	400,000	399,656
JPMorgan Chase Commercial Mortgage Securities Trust, IO Series 2006-LDP8, Class X 0.53%, 05/15/2045 (B)	4,178,376	31,024
JPMorgan Mortgage Trust Series 2006-A2, Class 5A3 2.43%, 11/25/2033 (B)	89,762	89,949
KGS-Alpha SBA COOF Trust, IO Series 2014-2, Class A 3.12%, 04/25/2040, 144A (B)	917,796	135,375
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2 3.99%, 02/15/2036, 144A	154,000	161,361
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class A3 5.43%, 02/15/2040	163,499	174,914
LVII Re-REMIC Trust Series 2009-2, Class M3 5.13%, 09/27/2037, 144A (B)	211,592	213,374
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1
2.64%, 04/21/2034 (B)	114,492	115,139
Series 2004-13, Class 3A7
2.64%, 11/21/2034 (B)	64,590	65,722
Series 2004-3, Class 4A2
2.32%, 04/25/2034 (B)	43,443	40,549
MASTR Alternative Loan Trust
Series 2004-10, Class 1A1
4.50%, 09/25/2019	50,026	50,871
Series 2004-5, Class 5A1
4.75%, 06/25/2019	36,886	37,833
MASTR Asset Securitization Trust Series 2003-10, Class 3A1 5.50%, 11/25/2033	107,804	112,761
MASTR Re-REMIC Trust, PO Series 2005, Class 3 05/28/2035, 144A	85,405	68,324
Merrill Lynch Mortgage Investors Trust
Series 2003-E, Class A1
0.79%, 10/25/2028 (B)	443,889	437,053
Series 2004-1, Class 2A1
2.16%, 12/25/2034 (B)	149,466	145,740
Series 2004-A, Class A1
0.63%, 04/25/2029 (B)	504,617	480,812
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A3 3.67%, 02/15/2047	350,000	366,804
Morgan Stanley Capital I Trust
Series 2005-IQ10, Class A4A
5.23%, 09/15/2042 (B)	287,302	291,776

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust (continued)
Series 2006-T21, Class A4
5.16%, 10/12/2052 (B)	$ 385,000	$ 394,752
Series 2006-T23, Class A4
5.81%, 08/12/2041 (B)	700,000	734,415
Series 2011-C3, Class A3
4.05%, 07/15/2049	100,000	106,240
Morgan Stanley Re-REMIC Trust
Series 2012-IO, Class AXA
1.00%, 03/27/2051, 144A	206,475	206,217
Series 2012-XA, Class A
2.00%, 07/27/2049, 144A	347,446	348,314
Series 2012-XA, Class B
0.25%, 07/27/2049, 144A	150,000	132,750
Morgan Stanley Re-REMIC Trust, PO Series 2009, Class B 07/17/2056, 144A	18,148	18,071
MortgageIT Trust Series 2005-1, Class 1A1 0.81%, 02/25/2035 (B)	60,867	59,319
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2003-A1, Class A2
6.00%, 05/25/2033	12,176	12,574
Series 2003-A1, Class A5
7.00%, 04/25/2033	14,114	14,633
NorthStar Series 2013-1A, Class A 2.02%, 08/25/2029, 144A (B)	324,326	324,630
NorthStar Mortgage Trust Series 2012-1, Class A 1.36%, 08/25/2029, 144A (B)	30,867	30,867
PHH Alternative Mortgage Trust, IO Series 2007-2, Class 2X 6.00%, 05/25/2037	308,551	78,417
RAIT Trust Series 2014-FL3, Class A 1.41%, 12/15/2031, 144A (B)	334,000	334,058
RALI Trust
Series 2002-QS16, Class A3
16.27%, 10/25/2017 (B)	8,270	8,560
Series 2003-QS19, Class A1
5.75%, 10/25/2033	104,157	109,691
Series 2003-QS3, Class A2
16.13%, 02/25/2018 (B)	9,317	10,367
Series 2004-QS3, Class CB
5.00%, 03/25/2019	84,095	86,225
RBS Commercial Funding, Inc. Series 2013-SMV, Class A 3.26%, 03/11/2031, 144A	160,000	162,437
RBSSP Re-REMIC Trust Series 2010-9, Class 7A5 4.00%, 05/26/2037, 144A (B)	94,382	95,519
RCMC LLC Series 2012-CRE1, Class A 5.62%, 11/15/2044, 144A	121,274	124,742
RFMSI Trust, PO Series 2004-S6, Class 2A6 06/25/2034	18,198	15,577

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Sequoia Mortgage Trust
Series 2003-1, Class 1A
0.93%, 04/20/2033 (B)	$ 303,181	$ 302,324
Series 2004-11, Class A1
0.47%, 12/20/2034 (B)	230,253	219,570
Series 2004-8, Class A1
0.87%, 09/20/2034 (B)	465,808	444,484
Series 2004-9, Class A1
0.51%, 10/20/2034 (B)	397,747	379,069
Springleaf Mortgage Loan Trust
Series 2012-1A, Class A
2.67%, 09/25/2057, 144A (B)	81,000	82,207
Series 2012-1A, Class M3
6.00%, 09/25/2057, 144A (B)	250,000	254,142
Series 2012-2A, Class A
2.22%, 10/25/2057, 144A (B)	221,839	224,814
Series 2012-2A, Class M4
6.00%, 10/25/2057, 144A (B)	300,000	311,819
Series 2012-3A, Class A
1.57%, 12/25/2059, 144A (B)	287,350	287,138
Series 2012-3A, Class M1
2.66%, 12/25/2059, 144A (B)	103,000	102,983
Series 2012-3A, Class M2
3.56%, 12/25/2059, 144A (B)	165,000	167,404
Series 2013-1A, Class A
1.27%, 06/25/2058, 144A (B)	264,883	263,975
Series 2013-1A, Class M1
2.31%, 06/25/2058, 144A (B)	166,000	162,670
Series 2013-1A, Class M2
3.14%, 06/25/2058, 144A (B)	108,000	108,202
Series 2013-1A, Class M3
3.79%, 06/25/2058, 144A (B)	127,000	127,949
Series 2013-2A, Class A
1.78%, 12/25/2065, 144A (B)	439,246	438,476
Series 2013-2A, Class M1
3.52%, 12/25/2065, 144A (B)	125,000	127,530
Series 2013-3A, Class M1
3.79%, 09/25/2057, 144A (B)	153,000	154,081
Structured Adjustable Rate Mortgage Loan Trust Series 2004-1, Class 4A4 2.57%, 02/25/2034 (B)	567,520	566,310
Structured Asset Mortgage Investments II Trust
Series 2003-AR4, Class A1
0.86%, 01/19/2034 (B)	613,792	594,991
Series 2004-AR1, Class 1A1
0.86%, 03/19/2034 (B)	550,050	538,240
Series 2004-AR5, Class 1A1
0.82%, 10/19/2034 (B)	83,483	78,618
Series 2005-AR5, Class A3
0.41%, 07/19/2035 (B)	270,191	258,965
Structured Asset Securities Corp. Series 2005-6, Class 4A1 5.00%, 05/25/2035	15,614	15,790
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2003-29, Class 1A1
4.75%, 09/25/2018	91,721	93,353

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates (continued)
Series 2003-33H, Class 1A1
5.50%, 10/25/2033	$ 104,460	$ 106,748
Thornburg Mortgage Securities Trust Series 2004-4, Class 3A 1.97%, 12/25/2044 (B)	213,992	212,706
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4, Class A3 5.56%, 08/15/2039 (B)	7,854	7,855
UBS-BAMLL Trust Series 2012-WRM, Class A 3.66%, 06/10/2030, 144A	231,000	236,948
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4
3.53%, 05/10/2063	130,000	135,733
Series 2013-C6, Class A4
3.24%, 04/10/2046	286,000	291,644
UBS-Barclays Commercial Mortgage Trust, IO Series 2012-C2, Class XA 1.76%, 05/10/2063, 144A (B)	1,054,836	83,623
Vendee Mortgage Trust Series 1997-1, Class 2Z 7.50%, 02/15/2027	538,282	631,520
VML LLC Series 2014-NPL1, Class A1 3.88%, 04/25/2054, 144A (B)	168,733	168,733
VNDO Mortgage Trust
Series 2012-6AVE, Class A
3.00%, 11/15/2030, 144A	544,235	544,769
Series 2013-PENN, Class A
3.81%, 12/13/2029, 144A	400,000	423,258
Wachovia Bank Commercial Mortgage Trust
Series 2005-C20, Class A7
5.12%, 07/15/2042 (B)	757,687	763,983
Series 2005-C21, Class A4
5.24%, 10/15/2044 (B)	322,441	328,457
Wachovia Bank Commercial Mortgage Trust, IO Series 2006-C24, Class XC 0.10%, 03/15/2045, 144A (B)	12,495,119	18,755
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR11, Class A6
2.42%, 10/25/2033 (B)	196,980	199,390
Series 2003-AR6, Class A1
2.44%, 06/25/2033 (B)	69,195	69,296
Series 2003-S3, Class 1A4
5.50%, 06/25/2033	100,233	103,898
Series 2003-S9, Class A8
5.25%, 10/25/2033	113,480	116,566
Series 2004-AR3, Class A2
2.37%, 06/25/2034 (B)	37,191	37,532
Series 2005-4, Class CB7
5.50%, 06/25/2035	270,500	250,322
WaMu Mortgage Pass-Through Certificates Trust, IO
Series 2005-2, Class 1A4
4.88%, 04/25/2035 (B)	922,039	130,218

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates Trust, IO (continued)
Series 2005-3, Class CX
5.50%, 05/25/2035	$ 291,522	$ 61,007
WaMu Mortgage Pass-Through Certificates Trust, PO Series 2003-MS7, Class P 03/25/2033	16,426	12,343
Wells Fargo Commercial Mortgage Trust Series 2013-120B, Class A 2.71%, 03/18/2028, 144A (B)	400,000	400,596
Wells Fargo Mortgage Loan Trust Series 2012-RR1, Class A1 2.85%, 08/27/2037, 144A (B)	185,958	183,169
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-G, Class A1
2.49%, 06/25/2033 (B)	167,808	169,399
Series 2003-K, Class 1A1
2.49%, 11/25/2033 (B)	26,791	26,913
Series 2004-EE, Class 3A1
2.50%, 12/25/2034 (B)	166,834	168,963
Series 2004-I, Class 1A1
2.60%, 07/25/2034 (B)	155,651	156,974
Series 2004-P, Class 2A1
2.61%, 09/25/2034 (B)	212,060	213,169
Series 2004-V, Class 1A1
2.60%, 10/25/2034 (B)	69,497	70,104
Series 2005-AR3, Class 1A1
2.62%, 03/25/2035 (B)	779,863	785,684
Series 2005-AR8, Class 2A1
2.59%, 06/25/2035 (B)	48,206	48,506
Wells Fargo Re-REMIC Trust Series 2012-IO, Class A 1.75%, 08/20/2021, 144A	161,906	161,855

Total Mortgage-Backed Securities (Cost $45,989,723)		46,716,305

ASSET-BACKED SECURITIES - 9.5%
Academic Loan Funding Trust Series 2012-1A, Class A1 0.97%, 12/27/2022, 144A (B)	270,728	272,290
Ally Auto Receivables Trust
Series 2011-5, Class A4
1.32%, 07/15/2016	1,219,590	1,221,114
Series 2012-1, Class A3
0.93%, 02/16/2016	2,008	2,008
Series 2012-3, Class A3
0.85%, 08/15/2016	20,408	20,428
Series 2013-2, Class A4
1.24%, 11/15/2018	75,000	74,750
Series 2014-SN2, Class A3
1.03%, 09/20/2017	132,000	131,689
American Credit Acceptance Receivables Trust
Series 2012-3, Class A
1.64%, 11/15/2016, 144A	19,798	19,806
Series 2013-1, Class A
1.45%, 04/16/2018, 144A	70,132	70,192

	Principal	Value
ASSET-BACKED SECURITIES (continued)
American Credit Acceptance Receivables Trust (continued)
Series 2013-2, Class A
1.32%, 02/15/2017, 144A	$ 63,739	$ 63,783
Series 2014-1, Class A
1.14%, 03/12/2018, 144A	362,009	362,107
Series 2014-4, Class A
1.33%, 07/10/2018, 144A	337,000	336,905
AmeriCredit Automobile Receivables Trust
Series 2012-2, Class A3
1.05%, 10/11/2016	290	290
Series 2012-3, Class A3
0.96%, 01/09/2017	24,247	24,256
Series 2012-5, Class A3
0.62%, 06/08/2017	26,098	26,102
Series 2013-1, Class A3
0.61%, 10/10/2017	42,071	42,078
Series 2013-5, Class A3
0.90%, 09/10/2018	78,644	78,617
Ascentium Equipment Receivables LLC Series 2012-1A, Class A 1.83%, 09/15/2019, 144A	12,247	12,247
AXIS Equipment Finance Receivables II LLC Series 2013-1A, Class A 1.75%, 03/20/2017, 144A	193,206	193,151
Bank of America Auto Trust Series 2012-1, Class A3 0.78%, 06/15/2016	13,277	13,279
BMW Vehicle Lease Trust Series 2013-1, Class A3 0.54%, 09/21/2015	58,628	58,637
BMW Vehicle Owner Trust
Series 2014-A, Class A2
0.53%, 04/25/2017	823,000	822,987
Series 2014-A, Class A3
0.97%, 11/26/2018	240,000	239,740
BXG Receivables Note Trust Series 2012-A, Class A 2.66%, 12/02/2027, 144A	97,378	96,769
California Republic Auto Receivables Trust Series 2012-1, Class A 1.18%, 08/15/2017, 144A	63,246	63,376
Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 07/20/2016	48,254	48,261
CarFinance Capital Auto Trust
Series 2013-2A, Class A
1.75%, 11/15/2017, 144A	34,665	34,760
Series 2014-1A, Class A
1.46%, 12/17/2018, 144A	211,808	212,097
Series 2014-1A, Class B
2.72%, 04/15/2020, 144A	125,000	126,083
Series 2014-2A, Class A
1.44%, 11/16/2020, 144A	1,008,023	1,007,185
Carlyle Global Market Strategies Commodities Funding, Ltd. Series 2014-1A, Class A 2.13%, 10/15/2021, 144A (B) (C) (E)	433,334	433,334

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
ASSET-BACKED SECURITIES (continued)
CarMax Auto Owner Trust
Series 2011-1, Class A4
2.16%, 09/15/2016	$ 47,625	$ 47,750
Series 2011-3, Class A3
1.07%, 06/15/2016	15,399	15,404
Series 2013-1, Class A3
0.60%, 10/16/2017	160,598	160,517
Series 2013-4, Class A3
0.80%, 07/16/2018	92,000	91,894
Series 2013-4, Class A4
1.28%, 05/15/2019	83,000	82,494
Series 2014-2, Class A3
0.98%, 01/15/2019	842,000	839,443
CarNow Auto Receivables Trust
Series 2013-1A, Class A
1.16%, 10/16/2017, 144A	8,063	8,064
Series 2014-1A, Class A
0.96%, 01/17/2017, 144A	275,756	275,452
Chase Funding Trust Series 2003-6, Class 1A7 4.28%, 11/25/2034 (F)	83,164	84,222
CNH Equipment Trust Series 2012-A, Class A3 0.94%, 05/15/2017	16,143	16,147
Concord Funding Co. LLC
Series 2012-2, Class A
3.15%, 01/15/2017, 144A	350,000	350,000
Series 2013-1, Class A
2.42%, 02/15/2015, 144A	200,000	201,250
CPS Auto Receivables Trust
Series 2011-C, Class A
4.21%, 03/15/2019, 144A	38,285	39,000
Series 2012-A, Class A
2.78%, 06/17/2019, 144A	21,743	22,014
Series 2012-B, Class A
2.52%, 09/16/2019, 144A	140,345	141,153
Series 2013-A, Class A
1.31%, 06/15/2020, 144A	101,151	100,655
Series 2013-D, Class A
1.54%, 07/16/2018, 144A	395,642	395,985
Series 2014-A, Class A
1.21%, 08/15/2018, 144A	295,729	294,943
Series 2014-B, Class A
1.11%, 11/15/2018, 144A	582,363	579,608
Series 2014-C, Class A
1.31%, 02/15/2019, 144A	714,271	712,006
Series 2014-C, Class C
3.77%, 08/17/2020, 144A	100,000	99,914
Series 2014-D, Class A
1.49%, 04/15/2019, 144A	750,000	748,140
Series 2014-D, Class C
4.35%, 11/16/2020, 144A	100,000	99,768
CPS Auto Trust
Series 2012-C, Class A
1.82%, 12/16/2019, 144A	86,048	86,530
Series 2012-D, Class A
1.48%, 03/16/2020, 144A	43,753	43,758
Credit Acceptance Auto Loan Trust
Series 2012-1A, Class A
2.20%, 09/16/2019, 144A	39,493	39,572

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Credit Acceptance Auto Loan Trust (continued)
Series 2012-2A, Class A
1.52%, 03/16/2020, 144A	$ 411,419	$ 412,277
DT Auto Owner Trust Series 2014-3A, Class A 0.98%, 04/16/2018, 144A	547,000	546,669
Exeter Automobile Receivables Trust
Series 2012-2A, Class A
1.30%, 06/15/2017, 144A	24,850	24,872
Series 2013-1A, Class A
1.29%, 10/16/2017, 144A	682,989	684,201
Series 2013-2A, Class A
1.49%, 11/15/2017, 144A	330,609	331,012
Series 2014-1A, Class A
1.29%, 05/15/2018, 144A	423,362	423,705
Series 2014-2A, Class A
1.06%, 08/15/2018, 144A	214,368	214,028
Series 2014-3A, Class A
1.32%, 01/15/2019, 144A	936,792	936,629
Fifth Third Auto Trust
Series 2014-3, Class A2A
0.57%, 05/15/2017	240,000	239,777
Series 2014-3, Class A3
0.96%, 03/15/2019	103,000	102,579
First Investors Auto Owner Trust
Series 2012-2A, Class A2
1.47%, 05/15/2018, 144A	43,375	43,458
Series 2013-1A, Class A2
0.90%, 10/15/2018, 144A	306,057	305,999
Series 2013-3A, Class A2
0.89%, 09/15/2017, 144A	725,816	725,877
Series 2014-3A, Class A2
1.06%, 11/15/2018, 144A	508,000	507,567
Series 2014-3A, Class A3
1.67%, 11/16/2020, 144A	221,000	220,338
Flagship Credit Auto Trust
Series 2013-1, Class A
1.32%, 04/16/2018, 144A	127,826	127,932
Series 2013-2, Class A
1.94%, 01/15/2019, 144A	166,378	167,442
Series 2014-2, Class A
1.43%, 12/16/2019, 144A	474,158	473,564
Series 2014-2, Class B
2.84%, 11/16/2020, 144A	134,000	133,763
Series 2014-2, Class C
3.95%, 12/15/2020, 144A	66,000	66,042
Ford Credit Auto Lease Trust
Series 2014-A, Class A2A
0.50%, 10/15/2016	276,738	276,568
Series 2014-B, Class A3
0.89%, 09/15/2017	195,000	194,717
Series 2014-B, Class A4
1.10%, 11/15/2017	77,000	77,140
Ford Credit Auto Owner Trust
Series 2012-A, Class A3
0.84%, 08/15/2016	22,851	22,859
Series 2012-B, Class A3
0.72%, 12/15/2016	24,117	24,129

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Ford Credit Auto Owner Trust (continued)
Series 2012-D, Class A3
0.51%, 04/15/2017	$ 56,949	$ 56,944
Series 2014-B, Class A3
0.90%, 10/15/2018	237,000	236,819
Series 2014-C, Class A2
0.61%, 08/15/2017	1,000,000	998,566
Series 2014-C, Class A3
1.06%, 05/15/2019	611,000	609,235
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2 0.54%, 01/15/2018 (B)	168,000	168,062
GCAT Series 2014-1, Class A1 3.23%, 07/25/2019, 144A (B)	461,096	462,567
GE Equipment Midticket LLC
Series 2012-1, Class A3
0.60%, 05/23/2016	163,863	163,843
Series 2012-1, Class A4
0.78%, 09/22/2020	150,000	150,202
GLC II Trust Series 2014-A, Class A 4.00%, 12/18/2020, 144A	1,000,000	1,000,000
GLC Trust Series 2014-A, Class A 3.00%, 07/15/2021, 144A	822,869	817,726
GM Financial Automobile Leasing Trust Series 2014-1A, Class A2 0.61%, 07/20/2016, 144A	554,376	553,896
GMAT Trust Series 2014-1A, Class A 3.72%, 02/25/2044, 144A (F)	85,462	85,492
Gold Key Resorts LLC Series 2014-A, Class A 3.22%, 03/17/2031, 144A	345,210	345,247
HLSS Servicer Advance Receivables Backed Notes
Series 2013-T2, Class A2
1.15%, 05/16/2044, 144A	866,000	865,134
Series 2013-T7, Class AT7
1.98%, 11/15/2046, 144A	357,000	353,501
HLSS Servicer Advance Receivables Trust
Series 2012-T2, Class A2
1.99%, 10/15/2045, 144A	195,000	195,784
Series 2013-T1, Class A2
1.50%, 01/16/2046, 144A	270,000	269,784
Series 2013-T1, Class B2
1.74%, 01/16/2046, 144A	124,000	124,025
Series 2014-T1, Class AT1
1.24%, 01/17/2045, 144A	1,072,000	1,072,000
Series 2014-T2, Class AT2
2.22%, 01/15/2047, 144A	167,000	166,783
Honda Auto Receivables Owner Trust
Series 2012-2, Class A3
0.70%, 02/16/2016	18,450	18,457
Series 2014-1, Class A2
0.41%, 09/21/2016	511,388	511,181
Series 2014-2, Class A3
0.77%, 03/19/2018	186,000	185,590

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Huntington Auto Trust
Series 2011-1A, Class A4
1.31%, 11/15/2016, 144A	$ 154,660	$ 155,006
Series 2012-1, Class A3
0.81%, 09/15/2016	19,696	19,709
Hyundai Auto Receivables Trust
Series 2010-B, Class A4
1.63%, 03/15/2017	19,492	19,538
Series 2012-B, Class A3
0.62%, 09/15/2016	21,470	21,477
Series 2013-A, Class A3
0.56%, 07/17/2017	205,148	205,225
Series 2014-B, Class A3
0.90%, 12/17/2018	1,052,000	1,049,171
John Deere Owner Trust
Series 2012-B, Class A4
0.69%, 01/15/2019	182,000	181,869
Series 2014-A, Class A2
0.45%, 09/15/2016	591,788	591,858
KGS Alpha SBA Coof Trust, IO
0.86%, 08/25/2038	2,970,071	110,914
1.80%, 03/25/2039	1,945,037	111,536
Lake Country Mortgage Loan Trust Series 2006-HE1, Class A3 0.52%, 07/25/2034, 144A (B)	14,937	14,884
LV Tower 52 Issuer LLC Series 2013-1, Class A 5.50%, 06/15/2018, 144A (E)	730,044	730,376
Madison Avenue Manufactured Housing Contract Trust Series 2002-A, Class M2 2.42%, 03/25/2032 (B)	86,072	86,051
MMCA Auto Owner Trust Series 2012-A, Class A4 1.57%, 08/15/2017, 144A	180,594	181,446
Nationstar Agency Advance Funding Trust
Series 2013-T1A, Class AT1
1.00%, 02/15/2045, 144A	569,000	568,795
Series 2013-T2A, Class AT2
1.89%, 02/18/2048, 144A	100,000	97,819
Nissan Auto Lease Trust Series 2014-A, Class A3 0.80%, 02/15/2017	291,000	290,805
Nissan Auto Receivables Owner Trust Series 2014-A, Class A2 0.42%, 11/15/2016	494,849	494,496
Normandy Mortgage Loan Co. LLC Series 2013-NPL3, Class A 4.95%, 09/16/2043, 144A (F)	883,446	882,121
NYMT Residential LLC
Series 2012-RP1A
4.25%, 12/25/2017, 144A (B) (E)	398,575	398,575
Series 2013-RP3A
4.85%, 09/25/2018, 144A (E) (F)	381,770	381,770
Oak Hill Advisors Residential Loan Trust Series 2014-NPL2, Class A1 3.48%, 04/25/2054, 144A (F)	682,990	682,957
OnDeck Asset Securitization Trust LLC Series 2014-1A, Class A 3.15%, 05/17/2018, 144A	461,000	459,734

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
ASSET-BACKED SECURITIES (continued)
OneMain Financial Issuance Trust
Series 2014-2A, Class A
2.47%, 09/18/2024, 144A	$ 918,000	$ 921,599
Series 2014-2A, Class B
3.02%, 09/18/2024, 144A	380,000	380,236
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-MCW1, Class M1 1.11%, 10/25/2034 (B)	163,432	162,828
PFS Tax Lien Trust Series 2014-1 1.44%, 05/15/2029, 144A	77,796	77,837
Progreso Receivables Funding II LLC Series 2014-A, Class A 3.50%, 07/08/2019, 144A	600,000	600,375
RAMP Trust
Series 2004-RS11, Class M1
1.10%, 11/25/2034 (B)	171,278	169,015
Series 2006-RZ1, Class A3
0.47%, 03/25/2036 (B)	192,743	187,969
RBSHD Trust Series 2013-1A, Class A 4.69%, 10/25/2047, 144A (E) (F)	413,198	414,392
Real Estate Asset Trust Series 2013-1A, Class A1 3.23%, 05/25/2052, 144A (B) (E)	457,204	458,347
Santander Drive Auto Receivables Trust
Series 2012-5, Class A3
0.83%, 12/15/2016	994	994
Series 2013-A, Class A3
1.02%, 01/16/2018, 144A	493,789	494,498
Saxon Asset Securities Trust Series 2003-1, Class AF6 4.80%, 06/25/2033 (F)	37,087	37,483
Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2 3.50%, 01/25/2036 (F)	26,969	20,782
Selene Non-Performing Loans LLC Series 2014-1A, Class A 2.98%, 05/25/2054, 144A (F)	302,664	300,007
SNAAC Auto Receivables Trust
Series 2013-1A, Class A
1.14%, 07/16/2018, 144A	11,698	11,709
Series 2014-1A, Class A
1.03%, 09/17/2018, 144A	222,538	222,469
SpringCastle America Funding LLC
Series 2014-AA, Class A
2.70%, 05/25/2023, 144A	1,815,780	1,812,887
Series 2014-AA, Class B
4.61%, 10/25/2027, 144A	300,000	302,351
Springleaf Funding Trust
Series 2013-AA, Class A
2.58%, 09/15/2021, 144A	2,000,000	2,005,758
Series 2013-BA, Class A
3.92%, 01/16/2023, 144A	400,000	404,240
Series 2014-AA, Class A
2.41%, 12/15/2022, 144A	1,213,000	1,211,996

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Springleaf Funding Trust (continued)
Series 2014-AA, Class B
3.45%, 12/15/2022, 144A	$ 146,000	$ 146,072
Stanwich Mortgage Loan Co. LLC Series 2013-NPL2, Class A 3.23%, 04/16/2059, 144A	274,047	270,621
Stanwich Mortgage Loan Trust Series 2013-NPL1, Class A 2.98%, 02/16/2043, 144A	107,064	106,528
Station Place Securitization Trust 1.65%, 02/25/2015	500,000	500,000
Sunset Mortgage Loan Co. LLC Series 2014-NPL2, Class A 3.72%, 11/16/2044, 144A (F)	981,824	981,824
Tidewater Auto Receivables Trust Series 2014-AA, Class A3 1.40%, 07/15/2018, 144A	439,000	438,000
Toyota Auto Receivables Owner Trust
Series 2014-A, Class A2
0.41%, 08/15/2016	542,095	542,147
Series 2014-C, Class A2
0.51%, 02/15/2017	485,000	485,076
Series 2014-C, Class A3
0.93%, 07/16/2018	192,000	191,960
Trafigura Securitisation Finance PLC
Series 2012-1A, Class A
2.56%, 10/15/2015, 144A (B)	321,000	322,655
Series 2014-1A, Class A
1.11%, 10/15/2021, 144A (B)	691,000	691,000
Truman Capital Mortgage Loan Trust
Series 2014-NPL1, Class A1
3.23%, 07/25/2053, 144A (F)	596,870	596,094
Series 2014-NPL2, Class A1
3.13%, 06/25/2054, 144A (F)	419,238	418,724
Series 2014-NPL3, Class A1
3.13%, 04/25/2053, 144A (F)	386,897	386,411
United Auto Credit Securitization Trust Series 2013-1, Class B 1.74%, 04/15/2016, 144A	334,925	335,294
USAA Auto Owner Trust Series 2014-1, Class A2 0.38%, 10/17/2016	141,193	141,160
Vericrest Opportunity Loan Transferee LLC Series 2014-NPL4, Class A1 3.13%, 04/27/2054, 144A (F)	1,330,141	1,322,399
Volkswagen Auto Loan Enhanced Trust Series 2012-1, Class A3 0.85%, 08/22/2016	69,445	69,531
VOLT NPL X LLC Series 2014-NPL8, Class A1 3.38%, 10/25/2054, 144A (F)	687,422	685,980
VOLT XIX LLC Series 2014-NP11, Class A1 3.88%, 04/26/2055, 144A (F)	909,000	908,056
VOLT XV LLC Series 2014-3A, Class A1 3.25%, 05/26/2054, 144A (F)	431,741	430,501
VOLT XVI LLC Series 2014-NPL5, Class A1 3.23%, 09/25/2058, 144A (F)	665,288	664,284

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
ASSET-BACKED SECURITIES (continued)
VOLT XXII LLC Series 2014-NPL1, Class A1 3.63%, 10/27/2053, 144A (F)	$ 727,032	$ 727,542
VOLT XXIII LLC
Series 2014-NPL2, Class A1
3.63%, 11/25/2053, 144A (F)	765,352	768,163
Series 2014-NPL2, Class A2
4.75%, 11/25/2053, 144A (F)	199,175	199,431
VOLT XXIV LLC Series 2014-NPL3, Class A1 3.25%, 11/25/2053, 144A (F)	813,315	814,084
VOLT XXVI LLC
Series 2014-NPL6, Class A1
3.13%, 09/25/2043, 144A (F)	584,756	583,901
Series 2014-NPL6, Series A2
4.25%, 09/25/2043, 144A (F)	188,000	184,049
VOLT XXVII LLC Series 2014-NPL7, Class A1 3.13%, 08/27/2057, 144A (F)	919,631	918,348
Westgate Resorts LLC
Series 2012-1, Class A
4.50%, 09/20/2025, 144A	54,443	54,612
Series 2012-2A, Class A
3.00%, 01/20/2025, 144A	124,465	125,299
Series 2012-3A, Class A
2.50%, 03/20/2025, 144A	98,465	98,884
World Omni Auto Receivables Trust
Series 2012-A, Class A3
0.64%, 02/15/2017	38,798	38,814
Series 2013-B, Class A3
0.83%, 08/15/2018	146,000	145,906
Series 2013-B, Class A4
1.32%, 01/15/2020	79,000	78,776

Total Asset-Backed Securities (Cost $61,703,120)		61,684,016

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.1%
City of Los Angeles Department of Airports, Revenue Bonds 6.58%, 05/15/2039	65,000	85,267
Ohio State University, Revenue Bonds Series A 4.80%, 06/01/2111	130,000	141,509
Port Authority of New York & New Jersey, Revenue Bonds
4.46%, 10/01/2062	280,000	295,495
5.65%, 11/01/2040	100,000	123,535
State of Illinois, General Obligation Unlimited 5.10%, 06/01/2033	200,000	199,574

Total Municipal Government Obligations (Cost $792,864)		845,380

CORPORATE DEBT SECURITIES - 15.2%
Aerospace & Defense - 0.1%
Airbus Group Finance BV 2.70%, 04/17/2023, 144A	43,000	42,428
BAE Systems Holdings, Inc.
3.80%, 10/07/2024, 144A	68,000	69,705
6.38%, 06/01/2019, 144A	30,000	34,636

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Aerospace & Defense (continued)
BAE Systems PLC 5.80%, 10/11/2041, 144A	$ 92,000	$ 111,546
Boeing Co. 7.95%, 08/15/2024	30,000	41,967
Lockheed Martin Corp. 4.07%, 12/15/2042	57,000	57,517
Northrop Grumman Systems Corp. 7.75%, 02/15/2031	40,000	56,059
Precision Castparts Corp. 0.70%, 12/20/2015	32,000	31,882
Raytheon Co. 3.15%, 12/15/2024	84,000	84,252
United Technologies Corp.
1.80%, 06/01/2017	27,000	27,353
3.10%, 06/01/2022	64,000	65,301
4.50%, 06/01/2042	86,000	93,636

		716,282

Air Freight & Logistics - 0.0% (G)
United Parcel Service of America, Inc.
8.38%, 04/01/2020	35,000	45,143
8.38%, 04/01/2030 (F)	55,000	82,275
United Parcel Service, Inc. 2.45%, 10/01/2022	29,000	28,429

		155,847

Airlines - 0.1%
Air Canada Pass-Through Trust 4.13%, 11/15/2026, 144A	50,472	50,977
American Airlines Pass-Through Trust 4.95%, 07/15/2024	188,794	202,245
Continental Airlines Pass-Through Trust
4.00%, 04/29/2026	30,296	30,751
5.98%, 10/19/2023	41,280	45,305
Delta Air Lines Pass-Through Trust
4.75%, 11/07/2021	92,537	98,552
5.30%, 10/15/2020	17,700	19,249

		447,079

Auto Components - 0.0% (G)
Johnson Controls, Inc.
3.75%, 12/01/2021	66,000	68,194
4.95%, 07/02/2064	20,000	20,620
5.25%, 12/01/2041	100,000	112,794

		201,608

Automobiles - 0.3%
American Honda Finance Corp.
1.60%, 02/16/2018, 144A	213,000	211,963
2.60%, 09/20/2016, 144A	205,000	211,021
Series MTN
1.55%, 12/11/2017	144,000	144,614
2.25%, 08/15/2019 (A)	67,000	67,216
Daimler Finance North America LLC
1.65%, 04/10/2015, 144A	150,000	150,329
2.38%, 08/01/2018, 144A	151,000	153,119
2.63%, 09/15/2016, 144A	150,000	153,665
2.95%, 01/11/2017, 144A	150,000	154,719
Nissan Motor Acceptance Corp. 1.80%, 03/15/2018, 144A	97,000	96,430

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Automobiles (continued)
Toyota Motor Credit Corp.
Series MTN
2.00%, 09/15/2016	$ 225,000	$ 229,079
2.05%, 01/12/2017	100,000	101,868
2.10%, 01/17/2019	105,000	105,440
3.20%, 06/17/2015	58,000	58,723

		1,838,186

Banks - 2.4%
ABN AMRO Bank NV 2.50%, 10/30/2018, 144A	200,000	202,003
ANZ New Zealand International, Ltd. 2.60%, 09/23/2019, 144A	200,000	201,983
Australia & New Zealand Banking Group, Ltd.
2.40%, 11/23/2016, 144A	250,000	255,760
Series MTN
4.88%, 01/12/2021, 144A	100,000	112,702
Bank of Montreal
Series MTN
1.40%, 09/11/2017 (A)	271,000	270,708
2.55%, 11/06/2022	85,000	83,373
Bank of Nova Scotia
1.65%, 10/29/2015, 144A	100,000	100,868
2.55%, 01/12/2017	300,000	307,662
Bank of Tokyo-Mitsubishi UFJ, Ltd. 2.35%, 09/08/2019, 144A	260,000	258,272
Banque Federative du Credit Mutuel SA 1.70%, 01/20/2017, 144A	200,000	200,436
Barclays Bank PLC
2.25%, 05/10/2017, 144A (A)	200,000	204,043
2.75%, 02/23/2015	310,000	310,853
Barclays PLC 2.75%, 11/08/2019	200,000	198,778
BB&T Corp.
5.25%, 11/01/2019	30,000	33,420
Series MTN
1.60%, 08/15/2017	131,000	130,930
2.45%, 01/15/2020	300,000	298,779
3.95%, 04/29/2016	50,000	51,761
6.85%, 04/30/2019	75,000	88,973
BNZ International Funding, Ltd. 2.35%, 03/04/2019, 144A	250,000	250,030
Canadian Imperial Bank of Commerce 0.90%, 10/01/2015	87,000	87,256
Comerica, Inc. 3.80%, 07/22/2026	26,000	26,184
Commonwealth Bank of Australia 2.25%, 03/16/2017, 144A	250,000	255,628
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
2.13%, 10/13/2015	52,000	52,624
3.38%, 01/19/2017	34,000	35,468
3.88%, 02/08/2022	118,000	125,526
4.50%, 01/11/2021	150,000	164,992
Deutsche Bank AG
1.35%, 05/30/2017	30,000	29,747
3.25%, 01/11/2016	70,000	71,519
3.70%, 05/30/2024	267,000	270,943
6.00%, 09/01/2017	100,000	111,089

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Discover Bank 3.20%, 08/09/2021	$ 250,000	$ 251,075
DNB Boligkreditt AS 2.10%, 10/14/2016, 144A (A)	200,000	202,309
Fifth Third Bancorp 2.30%, 03/01/2019 (A)	60,000	60,090
Fifth Third Bank 2.88%, 10/01/2021	204,000	203,979
HSBC Bank PLC 4.75%, 01/19/2021, 144A	375,000	417,466
HSBC Holdings PLC
4.00%, 03/30/2022	107,000	113,880
4.88%, 01/14/2022	160,000	178,344
6.10%, 01/14/2042	150,000	200,307
HSBC USA, Inc.
1.63%, 01/16/2018	100,000	99,615
2.38%, 02/13/2015	200,000	200,402
Industrial & Commercial Bank of China, Ltd.
Series MTN
2.35%, 11/13/2017	250,000	249,335
ING Bank NV
2.50%, 10/01/2019, 144A	250,000	251,599
3.75%, 03/07/2017, 144A	200,000	209,300
KeyCorp
Series MTN
5.10%, 03/24/2021	100,000	112,860
Macquarie Bank, Ltd.
2.00%, 08/15/2016, 144A	62,000	62,755
2.60%, 06/24/2019, 144A (A)	117,000	117,980
5.00%, 02/22/2017, 144A	313,000	333,847
Mizuho Bank, Ltd.
3.60%, 09/25/2024, 144A	300,000	304,824
National Australia Bank, Ltd.
2.00%, 06/20/2017, 144A	250,000	253,724
2.75%, 09/28/2015, 144A	200,000	202,912
3.75%, 03/02/2015, 144A	100,000	100,498
Nordea Bank AB
1.63%, 05/15/2018, 144A	350,000	346,671
3.13%, 03/20/2017, 144A	350,000	362,591
Oversea-Chinese Banking Corp., Ltd.
1.63%, 03/13/2015, 144A	200,000	200,357
PNC Financial Services Group, Inc.
3.90%, 04/29/2024	91,000	92,490
PNC Funding Corp.
3.30%, 03/08/2022	101,000	103,870
4.38%, 08/11/2020	67,000	73,118
5.13%, 02/08/2020	65,000	73,039
5.25%, 11/15/2015	25,000	25,910
5.63%, 02/01/2017	25,000	26,981
6.70%, 06/10/2019	50,000	59,201
Royal Bank of Canada
2.00%, 10/01/2018 (A)	159,000	160,464
Series MTN
2.20%, 07/27/2018	300,000	303,330
Stadshypotek AB
1.88%, 10/02/2019, 144A	250,000	246,933
Standard Chartered PLC
5.20%, 01/26/2024, 144A (A)	200,000	207,813

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Toronto-Dominion Bank
1.50%, 03/13/2017, 144A	$ 200,000	$ 201,545
Series MTN
2.25%, 11/05/2019 (A)	104,000	104,207
U.S. Bancorp
Series MTN
1.65%, 05/15/2017	96,000	96,716
3.00%, 03/15/2022	83,000	83,828
4.13%, 05/24/2021	34,000	37,169
US Bank NA
2.13%, 10/28/2019	250,000	249,190
Wachovia Corp.
Series MTN
5.75%, 02/01/2018	475,000	531,895
Wells Fargo & Co.
2.63%, 12/15/2016	274,000	281,512
3.68%, 06/15/2016 (F)	100,000	103,730
Series MTN
3.30%, 09/09/2024 (A)	700,000	704,380
3.50%, 03/08/2022	150,000	156,589
4.10%, 06/03/2026	258,000	263,691
4.60%, 04/01/2021	650,000	723,228
4.65%, 11/04/2044	184,000	189,862
Wells Fargo Bank NA
6.00%, 11/15/2017	250,000	280,228
Westpac Banking Corp.
2.45%, 11/28/2016, 144A	250,000	256,240

		15,466,189

Beverages - 0.1%
Anheuser-Busch InBev Finance, Inc.
3.70%, 02/01/2024 (A)	160,000	166,203
Anheuser-Busch InBev Worldwide, Inc.
7.75%, 01/15/2019	30,000	36,337
Coca-Cola Co.
4.88%, 03/15/2019	65,000	72,877
Diageo Capital PLC
1.50%, 05/11/2017 (A)	38,000	38,050
4.83%, 07/15/2020	25,000	27,856
Diageo Investment Corp.
8.00%, 09/15/2022	100,000	132,220
FBG Finance Pty, Ltd.
5.13%, 06/15/2015, 144A	75,000	76,485
Heineken NV
1.40%, 10/01/2017, 144A	40,000	39,769
PepsiCo, Inc.
0.44%, 02/26/2016 (B)	45,000	45,051
1.25%, 08/13/2017 (A)	180,000	179,651
3.00%, 08/25/2021 (A)	20,000	20,605
7.90%, 11/01/2018	5,000	6,083

		841,187

Biotechnology - 0.2%
Amgen, Inc.
3.63%, 05/22/2024	382,000	388,281
3.88%, 11/15/2021	100,000	105,651
4.50%, 03/15/2020	12,000	13,106
5.15%, 11/15/2041	200,000	225,430
5.65%, 06/15/2042	25,000	29,745

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Biotechnology (continued)
Amgen, Inc. (continued)
5.70%, 02/01/2019	$ 50,000	$ 56,244
5.75%, 03/15/2040	41,000	49,053
Celgene Corp.
3.25%, 08/15/2022	147,000	147,946
3.63%, 05/15/2024	66,000	67,395
Gilead Sciences, Inc.
3.50%, 02/01/2025 (A)	72,000	73,901

		1,156,752

Building Products - 0.0% (G)
ABB Finance USA, Inc.
1.63%, 05/08/2017	28,000	28,092

Capital Markets - 1.2%
Ameriprise Financial, Inc.
4.00%, 10/15/2023	200,000	211,853
Bank of New York Mellon Corp.
3.55%, 09/23/2021	90,000	94,092
Series MTN
1.20%, 02/20/2015	45,000	45,015
2.40%, 01/17/2017 (A)	149,000	152,615
2.95%, 06/18/2015 (A)	60,000	60,674
3.25%, 09/11/2024	150,000	150,072
3.65%, 02/04/2024 (A)	167,000	174,646
4.60%, 01/15/2020 (A)	30,000	33,099
BlackRock, Inc.
3.38%, 06/01/2022	65,000	67,026
3.50%, 03/18/2024 (A)	55,000	56,641
6.25%, 09/15/2017	100,000	112,028
Charles Schwab Corp. 3.23%, 09/01/2022 (A)	20,000	20,426
Goldman Sachs Group, Inc.
2.55%, 10/23/2019	190,000	189,306
2.63%, 01/31/2019	136,000	136,830
2.90%, 07/19/2018	95,000	97,459
3.30%, 05/03/2015	300,000	302,436
3.63%, 02/07/2016 - 01/22/2023	295,000	298,992
4.00%, 03/03/2024	320,000	332,208
5.25%, 07/27/2021	53,000	59,819
5.75%, 01/24/2022	120,000	138,814
5.95%, 01/18/2018	155,000	172,200
6.15%, 04/01/2018	240,000	269,381
Series MTN
1.60%, 11/23/2015	133,000	133,696
3.70%, 08/01/2015	20,000	20,323
3.85%, 07/08/2024	289,000	296,398
5.38%, 03/15/2020	125,000	140,087
6.00%, 06/15/2020	188,000	217,333
7.50%, 02/15/2019	460,000	547,152
Macquarie Group, Ltd.
6.00%, 01/14/2020, 144A (A)	100,000	113,267
6.25%, 01/14/2021, 144A	175,000	200,274
Morgan Stanley
1.75%, 02/25/2016	71,000	71,385
3.70%, 10/23/2024	444,000	450,047
3.75%, 02/25/2023	600,000	615,493
5.00%, 11/24/2025	124,000	132,322
5.75%, 01/25/2021	100,000	114,795

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Morgan Stanley (continued)
Series MTN
4.35%, 09/08/2026	$ 200,000	$ 201,195
5.50%, 07/24/2020 - 07/28/2021	163,000	184,067
5.63%, 09/23/2019	200,000	225,759
7.30%, 05/13/2019	200,000	237,229
Nomura Holdings, Inc. 5.00%, 03/04/2015	75,000	75,536
State Street Corp.
3.10%, 05/15/2023	48,000	47,324
3.70%, 11/20/2023	231,000	242,702
UBS AG Series MTN 5.75%, 04/25/2018	100,000	112,494

		7,554,510

Chemicals - 0.3%
Agrium, Inc. 5.25%, 01/15/2045	152,000	164,177
CF Industries, Inc. 7.13%, 05/01/2020	250,000	297,841
Dow Chemical Co.
3.00%, 11/15/2022	81,000	79,142
4.13%, 11/15/2021 (A)	61,000	64,453
4.25%, 11/15/2020	38,000	40,627
5.25%, 11/15/2041	45,000	48,533
E.I. du Pont de Nemours & Co.
1.95%, 01/15/2016	58,000	58,751
4.90%, 01/15/2041	25,000	27,395
6.00%, 07/15/2018	150,000	170,826
Ecolab, Inc. 1.45%, 12/08/2017	56,000	55,498
Monsanto Co.
2.75%, 07/15/2021 (A)	83,000	82,735
4.20%, 07/15/2034	35,000	36,470
4.70%, 07/15/2064	36,000	37,747
Mosaic Co.
3.75%, 11/15/2021 (A)	31,000	32,265
4.25%, 11/15/2023	142,000	149,838
4.88%, 11/15/2041	8,000	8,217
5.45%, 11/15/2033	91,000	102,958
5.63%, 11/15/2043	42,000	48,133
PPG Industries, Inc. 6.65%, 03/15/2018	21,000	24,014
Union Carbide Corp. 7.50%, 06/01/2025	175,000	226,512

		1,756,132

Commercial Services & Supplies - 0.2%
ADT Corp.
3.50%, 07/15/2022	186,000	158,565
4.13%, 06/15/2023 (A)	29,000	26,245
4.88%, 07/15/2042	46,000	34,040
Eaton Corp.
1.50%, 11/02/2017	22,000	21,873
4.00%, 11/02/2032	21,000	21,360
7.63%, 04/01/2024	75,000	96,799
ERAC USA Finance LLC
2.75%, 03/15/2017, 144A (A)	48,000	49,279
4.50%, 08/16/2021, 144A	36,000	38,493
5.63%, 03/15/2042, 144A	59,000	68,879
6.70%, 06/01/2034, 144A	152,000	195,532

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
Ingersoll-Rand Co. 6.39%, 11/15/2027	$ 25,000	$ 29,973
Ingersoll-Rand Global Holding Co., Ltd. 4.25%, 06/15/2023	81,000	85,382
Ingersoll-Rand Luxembourg Finance SA 2.63%, 05/01/2020	80,000	79,482
Parker-Hannifin Corp. Series MTN 4.45%, 11/21/2044	85,000	91,640
Republic Services, Inc. 3.55%, 06/01/2022	54,000	55,437
Waste Management, Inc. 7.38%, 03/11/2019	35,000	42,299

		1,095,278

Communications Equipment - 0.1%
Cisco Systems, Inc.
2.90%, 03/04/2021	110,000	112,012
3.63%, 03/04/2024 (A)	450,000	468,927
5.50%, 02/22/2016	50,000	52,751
5.90%, 02/15/2039	70,000	88,107

		721,797

Construction & Engineering - 0.0% (G)
ABB Finance USA, Inc.
2.88%, 05/08/2022 (A)	29,000	29,145
4.38%, 05/08/2042	17,000	18,408
Fluor Corp. 3.38%, 09/15/2021	190,000	196,281

		243,834

Consumer Finance - 0.3%
American Express Co.
3.63%, 12/05/2024	104,000	104,867
7.00%, 03/19/2018	50,000	57,848
American Express Credit Corp. Series MTN 2.80%, 09/19/2016	111,000	114,265
Capital One Bank USA NA 3.38%, 02/15/2023	300,000	298,332
Capital One Financial Corp.
1.00%, 11/06/2015	68,000	67,935
3.50%, 06/15/2023	121,000	122,289
Caterpillar Financial Services Corp.
Series MTN
1.00%, 11/25/2016	200,000	200,153
2.85%, 06/01/2022 (A)	46,000	46,018
7.05%, 10/01/2018	125,000	147,463
John Deere Capital Corp.
1.20%, 10/10/2017	98,000	97,442
2.25%, 04/17/2019	40,000	40,357
2.80%, 01/27/2023 (A)	73,000	72,666
Series MTN
1.13%, 06/12/2017	200,000	199,227
3.15%, 10/15/2021	33,000	34,216
PACCAR Financial Corp.
Series MTN
1.60%, 03/15/2017	53,000	53,445

		1,656,523

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services - 2.1%
AIG Global Funding
1.65%, 12/15/2017, 144A	$ 97,000	$ 96,983
Bank of America Corp.
2.00%, 01/11/2018	300,000	299,772
2.65%, 04/01/2019	500,000	503,667
4.10%, 07/24/2023	126,000	132,697
5.75%, 12/01/2017	65,000	71,818
5.88%, 01/05/2021	70,000	81,163
Series MTN
3.30%, 01/11/2023	79,000	79,006
4.00%, 04/01/2024	365,000	380,047
4.25%, 10/22/2026	284,000	283,362
5.00%, 05/13/2021	340,000	379,390
5.63%, 07/01/2020	170,000	193,560
5.65%, 05/01/2018	20,000	22,219
6.40%, 08/28/2017	395,000	440,096
6.88%, 04/25/2018	60,000	68,915
7.63%, 06/01/2019	50,000	60,431
Berkshire Hathaway, Inc.
3.40%, 01/31/2022	397,000	413,366
3.75%, 08/15/2021 (A)	134,000	143,341
Blackstone Holdings Finance Co. LLC
5.88%, 03/15/2021, 144A	170,000	196,654
CDP Financial, Inc.
4.40%, 11/25/2019, 144A	250,000	275,282
Citigroup, Inc.
1.85%, 11/24/2017	160,000	159,816
2.50%, 09/26/2018 - 07/29/2019	440,000	442,747
3.38%, 03/01/2023	58,000	58,519
3.75%, 06/16/2024 (A)	227,000	231,823
4.30%, 11/20/2026	300,000	299,328
4.45%, 01/10/2017	425,000	449,260
4.50%, 01/14/2022	65,000	71,029
4.75%, 05/19/2015	34,000	34,501
5.30%, 05/06/2044	77,000	84,367
5.38%, 08/09/2020	15,000	17,048
5.50%, 09/13/2025	115,000	127,248
5.88%, 01/30/2042	45,000	56,603
6.00%, 08/15/2017	300,000	331,911
6.01%, 01/15/2015	34,000	34,048
8.13%, 07/15/2039	50,000	76,547
8.50%, 05/22/2019	150,000	186,910
CME Group, Inc.
3.00%, 09/15/2022	125,000	127,030
5.30%, 09/15/2043	32,000	38,774
Conoco Funding Co.
7.25%, 10/15/2031	25,000	34,837
ConocoPhillips Canada Funding Co. I
5.63%, 10/15/2016	100,000	107,954
Countrywide Financial Corp.
6.25%, 05/15/2016	75,000	79,601
Credit Suisse Series MTN
2.30%, 05/28/2019	250,000	249,571
Credit Suisse USA, Inc.
5.13%, 08/15/2015 (A)	125,000	128,314
Ford Motor Credit Co. LLC
1.68%, 09/08/2017	236,000	234,122

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
Ford Motor Credit Co. LLC (continued)
2.38%, 03/12/2019 (A)	$ 400,000	$ 397,215
2.60%, 11/04/2019	250,000	248,655
3.00%, 06/12/2017	400,000	410,403
3.98%, 06/15/2016	200,000	207,080
General Electric Capital Corp.
1.00%, 12/11/2015	17,000	17,073
1.63%, 07/02/2015 (A)	250,000	251,571
2.10%, 12/11/2019	20,000	19,966
2.25%, 11/09/2015	225,000	228,087
5.30%, 02/11/2021	25,000	28,550
Series MTN
1.60%, 11/20/2017	127,000	127,780
2.30%, 04/27/2017	75,000	76,819
3.10%, 01/09/2023	600,000	607,497
3.15%, 09/07/2022	300,000	305,555
4.38%, 09/16/2020	375,000	410,713
4.63%, 01/07/2021	190,000	211,772
4.65%, 10/17/2021	200,000	225,426
5.50%, 01/08/2020	180,000	206,024
5.63%, 05/01/2018	445,000	500,728
6.75%, 03/15/2032	210,000	286,835
Intercontinental Exchange, Inc.
2.50%, 10/15/2018 (A)	38,000	38,692
4.00%, 10/15/2023	88,000	92,630
Invesco Finance PLC
4.00%, 01/30/2024	71,000	74,446
Jefferies Group LLC
6.45%, 06/08/2027	75,000	77,816
6.88%, 04/15/2021	65,000	73,889
8.50%, 07/15/2019	115,000	137,805
MassMutual Global Funding II
2.00%, 04/05/2017, 144A	200,000	202,818
2.50%, 10/17/2022, 144A (A)	100,000	97,340
Murray Street Investment Trust I
4.65%, 03/09/2017 (F)	100,000	105,540
Principal Life Global Funding I
5.05%, 03/15/2015, 144A	100,000	100,892
Private Export Funding Corp.
3.55%, 01/15/2024	150,000	158,940

		13,712,234

Diversified Telecommunication Services - 0.9%
AT&T, Inc.
0.90%, 02/12/2016	252,000	251,933
3.00%, 02/15/2022	200,000	196,236
3.88%, 08/15/2021	75,000	78,473
4.30%, 12/15/2042	373,000	354,616
4.35%, 06/15/2045	49,000	46,195
4.45%, 05/15/2021	50,000	53,721
5.35%, 09/01/2040	113,000	122,359
5.50%, 02/01/2018	105,000	115,909
6.30%, 01/15/2038	50,000	60,496
BellSouth Telecommunications LLC 6.30%, 12/15/2015	8,462	8,716
British Telecommunications PLC 9.63%, 12/15/2030	150,000	235,508
Centel Capital Corp. 9.00%, 10/15/2019	40,000	47,972

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Deutsche Telekom International Finance BV
2.25%, 03/06/2017, 144A	$ 150,000	$ 152,369
8.75%, 06/15/2030	75,000	110,787
GTP Acquisition Partners I LLC 4.35%, 06/15/2041, 144A	102,000	103,888
Nippon Telegraph & Telephone Corp. 1.40%, 07/18/2017	27,000	26,921
Orange SA
2.75%, 09/14/2016	70,000	71,533
9.00%, 03/01/2031	125,000	190,673
Qwest Corp. 6.75%, 12/01/2021	148,000	171,134
Telefonica Emisiones SAU
3.19%, 04/27/2018	150,000	154,251
5.13%, 04/27/2020	25,000	27,675
5.88%, 07/15/2019	16,000	18,209
Verizon Communications, Inc.
2.63%, 02/21/2020, 144A	41,000	40,531
3.00%, 11/01/2021	357,000	352,085
3.45%, 03/15/2021	72,000	73,587
4.15%, 03/15/2024	261,000	270,196
4.40%, 11/01/2034	241,000	239,549
4.50%, 09/15/2020	229,000	248,638
4.86%, 08/21/2046, 144A	281,000	288,651
5.15%, 09/15/2023	300,000	331,270
5.85%, 09/15/2035	25,000	29,379
6.40%, 09/15/2033 - 02/15/2038	238,000	293,372
6.55%, 09/15/2043	300,000	384,345
Verizon Pennsylvania LLC
6.00%, 12/01/2028	100,000	111,826
8.35%, 12/15/2030	400,000	549,436
8.75%, 08/15/2031	150,000	218,302

		6,030,741

Electric Utilities - 0.9%
Alabama Power Co. 6.13%, 05/15/2038	11,000	14,616
American Electric Power Co., Inc. 1.65%, 12/15/2017	32,000	32,008
Appalachian Power Co. 6.70%, 08/15/2037	50,000	66,838
Arizona Public Service Co. 4.50%, 04/01/2042	28,000	29,657
Baltimore Gas & Electric Co. 2.80%, 08/15/2022 (A)	95,000	94,683
Berkshire Hathaway Energy Co.
2.40%, 02/01/2020, 144A (A)	82,000	81,643
3.50%, 02/01/2025, 144A (A)	104,000	104,661
4.50%, 02/01/2045, 144A	75,000	78,476
Cleveland Electric Illuminating Co. 7.88%, 11/01/2017	50,000	58,107
DTE Electric Co. 2.65%, 06/15/2022	20,000	19,715
DTE Energy Co. 2.40%, 12/01/2019	69,000	69,011
Duke Energy Carolinas LLC
4.25%, 12/15/2041	21,000	22,564
6.00%, 01/15/2038	48,000	63,176

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Duke Energy Indiana, Inc.
3.75%, 07/15/2020	$ 100,000	$ 105,956
6.35%, 08/15/2038	80,000	111,988
Duke Energy Progress, Inc.
2.80%, 05/15/2022	48,000	48,082
3.00%, 09/15/2021	55,000	56,419
4.10%, 05/15/2042 - 03/15/2043	107,000	113,531
4.15%, 12/01/2044	65,000	69,095
5.30%, 01/15/2019	70,000	78,431
Electricite de France SA
2.15%, 01/22/2019, 144A (A)	80,000	80,197
6.00%, 01/22/2114, 144A	150,000	174,741
Florida Power & Light Co.
5.95%, 10/01/2033 (A)	250,000	329,725
5.95%, 02/01/2038	50,000	66,458
Hydro-Quebec 9.40%, 02/01/2021	250,000	340,764
Indiana Michigan Power Co.
3.20%, 03/15/2023	125,000	125,680
7.00%, 03/15/2019	30,000	35,453
Jersey Central Power & Light Co. 7.35%, 02/01/2019	15,000	17,704
John Sevier Combined Cycle Generation LLC 4.63%, 01/15/2042	66,721	75,840
Kansas City Power & Light Co.
3.15%, 03/15/2023	71,000	71,233
5.30%, 10/01/2041	100,000	115,346
Nevada Power Co.
5.38%, 09/15/2040	12,000	14,665
5.45%, 05/15/2041	50,000	63,118
6.50%, 08/01/2018	50,000	57,932
7.13%, 03/15/2019	140,000	167,024
NextEra Energy Capital Holdings, Inc.
1.20%, 06/01/2015	29,000	29,055
2.40%, 09/15/2019	53,000	52,950
6.00%, 03/01/2019	25,000	28,479
7.88%, 12/15/2015	23,000	24,470
Niagara Mohawk Power Corp.
3.51%, 10/01/2024, 144A	141,000	145,213
4.88%, 08/15/2019, 144A	40,000	44,240
NiSource Finance Corp. 5.80%, 02/01/2042	118,000	143,611
Ohio Power Co.
5.38%, 10/01/2021 (A)	50,000	57,839
6.05%, 05/01/2018	30,000	33,900
Oncor Electric Delivery Co. LLC
6.80%, 09/01/2018	65,000	75,765
7.00%, 09/01/2022 (A)	50,000	63,333
Pacific Gas & Electric Co.
2.45%, 08/15/2022	68,000	65,432
3.25%, 06/15/2023	50,000	50,095
4.45%, 04/15/2042	17,000	17,926
4.50%, 12/15/2041	96,000	103,977
6.05%, 03/01/2034	100,000	127,310
PacifiCorp
3.60%, 04/01/2024	105,000	108,512
3.85%, 06/15/2021	100,000	107,284
5.65%, 07/15/2018	25,000	28,242

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
PECO Energy Co.
2.38%, 09/15/2022	$ 100,000	$ 97,219
5.35%, 03/01/2018	50,000	55,675
Progress Energy, Inc. 3.15%, 04/01/2022	54,000	54,702
Public Service Co. of Colorado
2.25%, 09/15/2022 (A)	63,000	60,430
5.80%, 08/01/2018	20,000	22,729
6.50%, 08/01/2038	45,000	64,112
Public Service Co. of Oklahoma
4.40%, 02/01/2021	30,000	32,883
6.63%, 11/15/2037	150,000	202,147
Public Service Electric & Gas Co.
Series MTN
5.30%, 05/01/2018	30,000	33,333
5.38%, 11/01/2039	14,000	17,639
South Carolina Electric & Gas Co. 4.50%, 06/01/2064	26,000	28,103
Southern California Edison Co.
3.50%, 10/01/2023 (A)	106,000	111,427
3.90%, 12/01/2041	30,000	30,423
5.50%, 08/15/2018	65,000	73,228
6.05%, 03/15/2039	60,000	78,776
Southern Co. 1.95%, 09/01/2016	13,000	13,163
Southwestern Electric Power Co. 5.55%, 01/15/2017	150,000	161,982
State Grid Overseas Investment, Ltd. 1.75%, 05/22/2018, 144A	200,000	196,148
Virginia Electric and Power Co.
2.95%, 01/15/2022	27,000	27,267
3.45%, 02/15/2024	21,000	21,623
4.45%, 02/15/2044	28,000	30,585
5.40%, 04/30/2018	100,000	111,809
8.88%, 11/15/2038	90,000	150,744
Wisconsin Electric Power Co. 2.95%, 09/15/2021	2,000	2,041
Xcel Energy, Inc.
0.75%, 05/09/2016	27,000	26,952
4.80%, 09/15/2041	9,000	10,039
6.50%, 07/01/2036	80,000	108,430

		6,185,779

Electronic Equipment, Instruments & Components - 0.1%
Arrow Electronics, Inc.
3.00%, 03/01/2018	39,000	39,992
3.38%, 11/01/2015	120,000	122,163
4.50%, 03/01/2023	30,000	31,010
6.88%, 06/01/2018	40,000	45,309
7.50%, 01/15/2027	126,000	154,417

		392,891

Energy Equipment & Services - 0.4%
Boardwalk Pipelines, LP 4.95%, 12/15/2024	70,000	69,593
Cameron International Corp. 4.00%, 12/15/2023	14,000	13,964
Diamond Offshore Drilling, Inc. 4.88%, 11/01/2043	186,000	158,457

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services (continued)
Enterprise Products Operating LLC
2.55%, 10/15/2019	$ 104,000	$ 102,953
3.75%, 02/15/2025	110,000	110,419
3.90%, 02/15/2024 (A)	58,000	59,072
4.95%, 10/15/2054	46,000	47,083
5.10%, 02/15/2045	39,000	41,932
Gulf South Pipeline Co., LP 4.00%, 06/15/2022	200,000	197,162
Halliburton Co.
3.50%, 08/01/2023	107,000	107,973
7.45%, 09/15/2039	100,000	140,467
7.60%, 08/15/2096, 144A	50,000	72,648
National Oilwell Varco, Inc. 1.35%, 12/01/2017	26,000	25,666
Noble Holding International, Ltd.
3.95%, 03/15/2022	11,000	9,637
5.25%, 03/15/2042 (A)	9,000	7,100
6.05%, 03/01/2041	120,000	103,182
ONEOK Partners, LP 6.65%, 10/01/2036	50,000	57,544
Plains All American Pipeline, LP / PAA Finance Corp.
2.60%, 12/15/2019	71,000	70,507
3.60%, 11/01/2024	250,000	245,429
4.90%, 02/15/2045	162,000	164,632
Schlumberger Investment SA 3.30%, 09/14/2021, 144A	41,000	42,080
Spectra Energy Capital LLC 8.00%, 10/01/2019	120,000	145,213
Sunoco Logistics Partners Operations, LP
4.25%, 04/01/2024	47,000	47,529
5.30%, 04/01/2044	50,000	50,398
5.35%, 05/15/2045	133,000	134,472
Texas Eastern Transmission, LP 2.80%, 10/15/2022, 144A	81,000	76,775
TransCanada PipeLines, Ltd.
3.75%, 10/16/2023	100,000	100,116
7.13%, 01/15/2019	70,000	81,350
Transocean, Inc.
3.80%, 10/15/2022 (A)	49,000	39,706
6.38%, 12/15/2021 (A)	26,000	23,984
6.50%, 11/15/2020 (A)	175,000	165,019
7.35%, 12/15/2041	20,000	18,020
7.50%, 04/15/2031	25,000	23,069
Weatherford International, Ltd. 9.88%, 03/01/2039	100,000	124,705

		2,877,856

Food & Staples Retailing - 0.2%
CVS Health Corp.
4.00%, 12/05/2023	89,000	94,186
5.30%, 12/05/2043	58,000	69,335
CVS Pass-Through Trust 5.93%, 01/10/2034, 144A	64,135	74,580
Kroger Co.
2.20%, 01/15/2017	33,000	33,525
4.00%, 02/01/2024 (A)	135,000	141,719
5.00%, 04/15/2042	130,000	141,639
5.40%, 07/15/2040	12,000	13,758

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing (continued)
Kroger Co. (continued)
6.15%, 01/15/2020	$ 50,000	$ 57,789
6.40%, 08/15/2017	55,000	61,475
7.50%, 04/01/2031	220,000	297,107
Sysco Corp. 3.00%, 10/02/2021	65,000	65,986
Walgreens Boots Alliance, Inc.
3.10%, 09/15/2022 (A)	117,000	115,584
3.30%, 11/18/2021	76,000	76,529
4.50%, 11/18/2034	55,000	57,277

		1,300,489

Food Products - 0.2%
Archer-Daniels-Midland Co. 5.94%, 10/01/2032	25,000	32,121
Bunge NA Finance, LP 5.90%, 04/01/2017	16,000	17,396
Bunge, Ltd. Finance Corp. 8.50%, 06/15/2019	55,000	67,405
Cargill, Inc.
3.30%, 03/01/2022, 144A	70,000	72,255
6.00%, 11/27/2017, 144A	100,000	111,748
ConAgra Foods, Inc.
1.30%, 01/25/2016	30,000	29,995
2.10%, 03/15/2018	23,000	22,925
Kellogg Co. 1.75%, 05/17/2017	38,000	38,199
Kraft Foods Group, Inc.
3.50%, 06/06/2022	64,000	65,582
5.00%, 06/04/2042	59,000	64,947
6.13%, 08/23/2018	73,000	83,469
6.50%, 02/09/2040	75,000	96,403
6.88%, 01/26/2039	247,000	326,474
Mondelez International, Inc. 4.00%, 02/01/2024	150,000	156,940
Tyson Foods, Inc. 3.95%, 08/15/2024	146,000	150,923

		1,336,782

Gas Utilities - 0.1%
AGL Capital Corp.
3.50%, 09/15/2021	75,000	77,627
4.40%, 06/01/2043	63,000	66,386
5.88%, 03/15/2041	146,000	183,109
6.38%, 07/15/2016	100,000	107,576
Atmos Energy Corp.
4.13%, 10/15/2044	75,000	77,744
4.15%, 01/15/2043	138,000	138,556
8.50%, 03/15/2019	35,000	43,502
Boston Gas Co. 4.49%, 02/15/2042, 144A	26,000	28,013
CenterPoint Energy Resources Corp. 5.85%, 01/15/2041	100,000	127,961

		850,474

Health Care Equipment & Supplies - 0.1%
Baxter International, Inc. 1.85%, 06/15/2018	29,000	28,855
Becton Dickinson and Co.
2.68%, 12/15/2019	33,000	33,434
3.73%, 12/15/2024	40,000	41,183

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies (continued)
Medtronic, Inc.
3.15%, 03/15/2022, 144A	$ 175,000	$ 177,218
4.38%, 03/15/2035, 144A	219,000	232,328

		513,018

Health Care Providers & Services - 0.2%
Aetna, Inc.
4.50%, 05/15/2042	26,000	27,527
6.75%, 12/15/2037	50,000	65,944
Anthem, Inc.
2.30%, 07/15/2018	70,000	70,387
3.13%, 05/15/2022	62,000	61,963
3.30%, 01/15/2023	28,000	27,973
4.63%, 05/15/2042	50,000	52,468
4.65%, 01/15/2043 - 08/15/2044	184,000	193,874
Express Scripts Holding Co. 3.50%, 06/15/2024	150,000	149,474
McKesson Corp. 0.95%, 12/04/2015	19,000	19,045
Roche Holdings, Inc. 3.35%, 09/30/2024, 144A	300,000	308,762
UnitedHealth Group, Inc.
2.75%, 02/15/2023	23,000	22,566
2.88%, 03/15/2023 (A)	50,000	49,678
3.38%, 11/15/2021	94,000	97,529
6.63%, 11/15/2037	80,000	109,258
Ventas Realty, LP 3.75%, 05/01/2024 (A)	44,000	44,290

		1,300,738

Household Products - 0.0% (G)
Kimberly-Clark Corp.
2.40%, 03/01/2022	20,000	19,703
7.50%, 11/01/2018	15,000	18,023

		37,726

Independent Power and Renewable Electricity Producers - 0.0% (G)
Exelon Generation Co. LLC 4.00%, 10/01/2020	60,000	62,605
PSEG Power LLC
4.15%, 09/15/2021	33,000	34,764
4.30%, 11/15/2023	37,000	38,794
5.13%, 04/15/2020	92,000	102,206

		238,369

Industrial Conglomerates - 0.1%
General Electric Co.
2.70%, 10/09/2022	64,000	64,026
3.38%, 03/11/2024	131,000	135,329
Koninklijke Philips NV
3.75%, 03/15/2022	100,000	104,133
5.75%, 03/11/2018	14,000	15,539
7.20%, 06/01/2026	20,000	25,342

		344,369

Insurance - 0.7%
AIG SunAmerica Global Financing X 6.90%, 03/15/2032, 144A	200,000	275,385
Allstate Corp. 3.15%, 06/15/2023	41,000	41,200

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
American International Group, Inc. 4.13%, 02/15/2024	$ 71,000	$ 75,580
Aon Corp.
3.50%, 09/30/2015	23,000	23,455
6.25%, 09/30/2040	18,000	22,883
Berkshire Hathaway Finance Corp.
1.30%, 05/15/2018	97,000	96,260
2.45%, 12/15/2015	33,000	33,594
3.00%, 05/15/2022 (A)	25,000	25,390
4.30%, 05/15/2043	83,000	87,991
4.40%, 05/15/2042	221,000	237,705
5.40%, 05/15/2018	50,000	55,946
CNA Financial Corp. 5.88%, 08/15/2020 (A)	45,000	51,369
Liberty Mutual Group, Inc. 5.00%, 06/01/2021, 144A	47,000	51,197
Lincoln National Corp.
4.20%, 03/15/2022 (A)	32,000	33,990
4.85%, 06/24/2021	12,000	13,219
Marsh & McLennan Cos., Inc. 3.50%, 03/10/2025	129,000	129,820
Mass Mutual Life 7.63%, 11/15/2023, 144A	250,000	320,748
Massachusetts Mutual Life Insurance Co. 5.38%, 12/01/2041, 144A	26,000	30,916
Metropolitan Life Global Funding I
1.50%, 01/10/2018, 144A	214,000	212,667
1.88%, 06/22/2018, 144A	150,000	149,332
2.50%, 09/29/2015, 144A	325,000	329,659
3.65%, 06/14/2018, 144A	125,000	132,399
3.88%, 04/11/2022, 144A	200,000	211,421
Nationwide Mutual Insurance Co. 9.38%, 08/15/2039, 144A	195,000	308,969
New York Life Global Funding
0.80%, 02/12/2016, 144A	75,000	75,128
1.30%, 01/12/2015, 144A	100,000	100,009
2.15%, 06/18/2019, 144A	293,000	292,428
3.00%, 05/04/2015, 144A	250,000	252,177
Pacific Life Insurance Co. 9.25%, 06/15/2039, 144A	150,000	235,950
Principal Financial Group, Inc. 1.85%, 11/15/2017	13,000	13,010
Principal Life Global Funding II
1.00%, 12/11/2015, 144A	47,000	47,120
1.50%, 09/11/2017, 144A	200,000	199,431
Prudential Insurance Co. of America 8.30%, 07/01/2025, 144A	150,000	202,586
Travelers Cos., Inc. 5.80%, 05/15/2018	50,000	56,465

		4,425,399

Internet & Catalog Retail - 0.1%
Amazon.com, Inc.
3.30%, 12/05/2021	197,000	199,697
4.80%, 12/05/2034	157,000	164,809

		364,506

Internet Software & Services - 0.1%
eBay, Inc.
2.60%, 07/15/2022	100,000	94,894

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Internet Software & Services (continued)
eBay, Inc. (continued)
2.88%, 08/01/2021 (A)	$ 100,000	$ 98,987
3.25%, 10/15/2020	55,000	55,945
3.45%, 08/01/2024 (A)	200,000	196,650

		446,476

IT Services - 0.1%
International Business Machines Corp.
1.25%, 02/06/2017	100,000	100,306
1.63%, 05/15/2020 (A)	348,000	335,424
6.22%, 08/01/2027	250,000	316,943
Xerox Corp.
2.95%, 03/15/2017	26,000	26,715
5.63%, 12/15/2019 (A)	80,000	89,910
6.75%, 02/01/2017	50,000	55,111

		924,409

Life Sciences Tools & Services - 0.0% (G)
Thermo Fisher Scientific, Inc.
1.30%, 02/01/2017	22,000	21,877
4.15%, 02/01/2024	69,000	72,766

		94,643

Machinery - 0.1%
Caterpillar Financial Services Corp. Series MTN 3.25%, 12/01/2024	130,000	131,718
Caterpillar, Inc. 2.60%, 06/26/2022	35,000	34,592
Deere & Co.
2.60%, 06/08/2022	74,000	72,799
3.90%, 06/09/2042	32,000	32,344
Illinois Tool Works, Inc.
3.50%, 03/01/2024	100,000	104,089
3.90%, 09/01/2042	280,000	282,072
Parker-Hannifin Corp. Series MTN 5.50%, 05/15/2018	20,000	22,377

		679,991

Media - 0.8%
21st Century Fox America, Inc.
6.65%, 11/15/2037	50,000	66,763
7.30%, 04/30/2028	50,000	64,233
8.88%, 04/26/2023	80,000	107,769
9.50%, 07/15/2024	70,000	96,911
CBS Corp.
3.70%, 08/15/2024 (A)	156,000	155,573
5.75%, 04/15/2020	17,000	19,385
Comcast Corp.
4.20%, 08/15/2034	167,000	174,623
4.25%, 01/15/2033	173,000	183,194
6.45%, 03/15/2037	50,000	66,521
6.50%, 01/15/2017 - 11/15/2035	300,000	388,958
Cox Communications, Inc.
3.25%, 12/15/2022, 144A	55,000	54,001
4.80%, 02/01/2035, 144A	350,000	364,656
8.38%, 03/01/2039, 144A	60,000	85,539
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.80%, 03/15/2022	150,000	152,605

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. (continued)
3.95%, 01/15/2025	$ 85,000	$ 85,669
4.60%, 02/15/2021	125,000	133,892
5.00%, 03/01/2021	33,000	35,986
6.38%, 03/01/2041	100,000	116,916
Discovery Communications LLC 4.38%, 06/15/2021	80,000	84,625
Historic TW, Inc. 9.15%, 02/01/2023	500,000	680,053
NBCUniversal Media LLC
4.38%, 04/01/2021	50,000	54,990
6.40%, 04/30/2040	170,000	227,765
TCI Communications, Inc. 8.75%, 08/01/2015	100,000	104,618
Thomson Reuters Corp.
3.85%, 09/29/2024	254,000	256,790
3.95%, 09/30/2021	126,000	132,781
4.50%, 05/23/2043	59,000	59,039
4.70%, 10/15/2019	15,000	16,258
Time Warner Cable, Inc.
5.50%, 09/01/2041	90,000	104,573
6.75%, 07/01/2018	60,000	68,813
7.30%, 07/01/2038	100,000	137,885
8.75%, 02/14/2019	50,000	61,893
Time Warner Entertainment Co., LP 8.38%, 03/15/2023 - 07/15/2033	75,000	104,812
Time Warner, Inc. 3.55%, 06/01/2024	250,000	249,027
Viacom, Inc.
1.25%, 02/27/2015	12,000	12,011
2.75%, 12/15/2019	53,000	53,105
3.13%, 06/15/2022 (A)	50,000	48,417
3.88%, 12/15/2021	72,000	74,531
4.38%, 03/15/2043	93,000	85,635
4.50%, 03/01/2021 - 02/27/2042	55,000	56,580
4.85%, 12/15/2034	32,000	32,748
6.25%, 04/30/2016	10,000	10,683
Walt Disney Co. Series MTN 0.45%, 12/01/2015	33,000	32,991

		5,103,817

Metals & Mining - 0.1%
BHP Billiton Finance USA, Ltd.
3.85%, 09/30/2023 (A)	131,000	137,910
5.00%, 09/30/2043	50,000	56,676
Freeport-McMoRan, Inc.
2.15%, 03/01/2017	134,000	134,221
3.88%, 03/15/2023	112,000	105,598
5.45%, 03/15/2043	37,000	34,986
Nucor Corp. 4.00%, 08/01/2023	45,000	47,129
Placer Dome, Inc. 6.45%, 10/15/2035	40,000	44,163
Rio Tinto Finance USA PLC 1.63%, 08/21/2017	88,000	87,964
Rio Tinto Finance USA, Ltd.
3.50%, 11/02/2020	12,000	12,451
3.75%, 09/20/2021	80,000	82,224

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Teck Resources, Ltd.
3.75%, 02/01/2023 (A)	$ 77,000	$ 69,014
4.75%, 01/15/2022 (A)	127,000	123,788

		936,124

Multi-Utilities - 0.1%
Consumers Energy Co.
2.85%, 05/15/2022	20,000	19,994
5.65%, 04/15/2020	20,000	23,020
6.13%, 03/15/2019	100,000	116,093
Delmarva Power & Light Co. 4.00%, 06/01/2042	47,000	48,464
Dominion Resources, Inc. 5.25%, 08/01/2033	100,000	117,345
DTE Energy Co. 3.85%, 12/01/2023	46,000	48,322
San Diego Gas & Electric Co.
3.95%, 11/15/2041	44,000	45,666
6.00%, 06/01/2026	50,000	62,557
Sempra Energy
2.88%, 10/01/2022	70,000	68,809
3.55%, 06/15/2024	165,000	166,532
4.05%, 12/01/2023	72,000	76,170
6.50%, 06/01/2016	50,000	53,693
9.80%, 02/15/2019	50,000	64,205

		910,870

Multiline Retail - 0.1%
Kohl’s Corp. 6.25%, 12/15/2017	15,000	16,684
Macy’s Retail Holdings, Inc.
2.88%, 02/15/2023	74,000	71,860
4.38%, 09/01/2023 (A)	62,000	66,602
4.50%, 12/15/2034	79,000	79,549
7.45%, 07/15/2017	30,000	34,107
Nordstrom, Inc. 4.00%, 10/15/2021	35,000	37,444
Target Corp. 6.00%, 01/15/2018	100,000	112,681

		418,927

Oil, Gas & Consumable Fuels - 1.2%
Anadarko Finance Co. 7.50%, 05/01/2031	100,000	131,508
Anadarko Petroleum Corp. 8.70%, 03/15/2019	80,000	97,996
Apache Corp.
3.25%, 04/15/2022	14,000	13,755
4.75%, 04/15/2043	57,000	53,454
BP Capital Markets PLC
1.38%, 11/06/2017	40,000	39,564
1.85%, 05/05/2017	89,000	89,731
2.24%, 05/10/2019	150,000	149,818
2.75%, 05/10/2023	254,000	237,522
3.25%, 05/06/2022	96,000	94,372
3.54%, 11/04/2024	300,000	298,293
3.81%, 02/10/2024	66,000	66,428
4.74%, 03/11/2021	50,000	54,425
Burlington Resources Finance Co. 7.40%, 12/01/2031	25,000	35,240

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Canadian Natural Resources, Ltd.
1.75%, 01/15/2018	$ 125,000	$ 124,265
5.90%, 02/01/2018	25,000	27,667
6.25%, 03/15/2038	140,000	155,707
6.45%, 06/30/2033	25,000	29,321
7.20%, 01/15/2032	20,000	24,238
Cenovus Energy, Inc.
3.00%, 08/15/2022	25,000	23,399
4.45%, 09/15/2042	58,000	50,159
6.75%, 11/15/2039	40,000	45,568
Chevron Corp. 2.36%, 12/05/2022	60,000	58,183
CNOOC Nexen Finance ULC 4.25%, 04/30/2024	209,000	216,248
ConocoPhillips 5.75%, 02/01/2019	75,000	85,258
Devon Energy Corp.
3.25%, 05/15/2022 (A)	64,000	62,871
4.75%, 05/15/2042 (A)	52,000	52,347
6.30%, 01/15/2019	30,000	34,242
Ecopetrol SA 4.13%, 01/16/2025	100,000	95,000
Encana Corp.
6.50%, 05/15/2019	40,000	45,405
6.50%, 08/15/2034 (A)	40,000	43,421
Eni SpA 5.70%, 10/01/2040, 144A	125,000	142,860
EOG Resources, Inc. 2.63%, 03/15/2023 (A)	36,000	34,521
Harvest Operations Corp. 2.13%, 05/14/2018, 144A	200,000	198,666
Hess Corp. 7.88%, 10/01/2029	25,000	31,991
Kerr-McGee Corp. 7.88%, 09/15/2031	250,000	341,774
Magellan Midstream Partners, LP 5.15%, 10/15/2043	178,000	188,698
Marathon Oil Corp. 2.80%, 11/01/2022	160,000	149,840
Marathon Petroleum Corp. 3.63%, 09/15/2024	145,000	142,100
Noble Energy, Inc. 5.05%, 11/15/2044 (A)	100,000	98,843
Occidental Petroleum Corp. 1.75%, 02/15/2017	28,000	28,161
Petro-Canada
6.05%, 05/15/2018	40,000	44,990
6.80%, 05/15/2038	50,000	63,162
Petrobras Global Finance BV
4.38%, 05/20/2023 (A)	112,000	96,329
6.25%, 03/17/2024	354,000	336,845
Petrobras International Finance Co. SA
6.75%, 01/27/2041	175,000	159,175
7.88%, 03/15/2019 (A)	100,000	105,237
Petroleos Mexicanos
4.25%, 01/15/2025, 144A	67,000	66,564
4.88%, 01/18/2024	44,000	45,716
6.38%, 01/23/2045	106,000	120,045

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Phillips 66
2.95%, 05/01/2017	$ 33,000	$ 34,082
4.30%, 04/01/2022	17,000	17,947
Shell International Finance BV
1.13%, 08/21/2017	85,000	84,855
6.38%, 12/15/2038	150,000	201,573
Sinopec Group Overseas Development, Ltd. 4.38%, 10/17/2023, 144A	208,000	217,737
Spectra Energy Capital LLC
3.30%, 03/15/2023	30,000	28,496
5.65%, 03/01/2020	150,000	166,644
Spectra Energy Partners, LP
2.95%, 09/25/2018	80,000	81,872
5.95%, 09/25/2043	63,000	74,779
Statoil ASA
1.15%, 05/15/2018	134,000	131,421
2.65%, 01/15/2024	214,000	207,886
2.90%, 11/08/2020 (A)	31,000	31,710
3.13%, 08/17/2017	33,000	34,477
3.15%, 01/23/2022	33,000	33,311
3.25%, 11/10/2024 (A)	107,000	107,352
4.25%, 11/23/2041	27,000	27,675
Suncor Energy, Inc. 3.60%, 12/01/2024 (A)	210,000	207,512
Talisman Energy, Inc.
5.50%, 05/15/2042	110,000	103,832
5.85%, 02/01/2037	70,000	67,926
6.25%, 02/01/2038	70,000	71,065
7.75%, 06/01/2019	60,000	69,112
Tosco Corp. 7.80%, 01/01/2027	100,000	137,129
Total Capital Canada, Ltd. 0.61%, 01/15/2016 (B)	36,000	36,063
Total Capital International SA
0.75%, 01/25/2016	23,000	23,014
1.50%, 02/17/2017	55,000	55,365
1.55%, 06/28/2017 (A)	66,000	66,225
2.75%, 06/19/2021	250,000	250,935
Total Capital SA
2.30%, 03/15/2016	100,000	101,786
4.13%, 01/28/2021	29,000	31,222

		7,633,925

Pharmaceuticals - 0.1%
AbbVie, Inc.
1.75%, 11/06/2017	134,000	134,291
2.90%, 11/06/2022	87,000	85,654
Actavis, Inc. 3.25%, 10/01/2022 (A)	38,000	36,998
Bayer US Finance LLC 3.38%, 10/08/2024, 144A	200,000	203,514
Forest Laboratories, Inc.
4.88%, 02/15/2021, 144A	150,000	160,833
5.00%, 12/15/2021, 144A	139,000	150,513
Merck & Co., Inc.
2.40%, 09/15/2022	62,000	60,508
2.80%, 05/18/2023 (A)	94,000	93,347

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Zoetis, Inc.
1.88%, 02/01/2018	$ 26,000	$ 25,766
4.70%, 02/01/2043	26,000	26,462

		977,886

Real Estate Investment Trusts - 0.2%
American Tower Corp.
3.50%, 01/31/2023	100,000	96,621
5.00%, 02/15/2024	57,000	60,447
ERP Operating, LP 4.63%, 12/15/2021	77,000	84,239
HCP, Inc.
2.63%, 02/01/2020	76,000	75,210
3.88%, 08/15/2024 (A)	176,000	178,784
4.20%, 03/01/2024 (A)	30,000	31,235
4.25%, 11/15/2023	58,000	60,972
Health Care REIT, Inc. 4.50%, 01/15/2024	73,000	77,306
Prologis, LP 4.25%, 08/15/2023	76,000	80,304
Simon Property Group, LP
2.15%, 09/15/2017	167,000	169,831
3.38%, 10/01/2024	200,000	203,433
4.13%, 12/01/2021	67,000	72,884

		1,191,266

Road & Rail - 0.3%
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	50,000	49,841
3.05%, 03/15/2022	87,000	87,903
3.45%, 09/15/2021	22,000	22,957
3.60%, 09/01/2020	25,000	26,236
3.75%, 04/01/2024	124,000	128,956
4.38%, 09/01/2042	88,000	90,396
5.15%, 09/01/2043	154,000	177,580
5.65%, 05/01/2017	50,000	54,843
6.70%, 08/01/2028	50,000	63,342
Canadian Pacific Railway Co. 7.13%, 10/15/2031	50,000	68,766
CSX Corp.
3.40%, 08/01/2024	350,000	354,509
4.10%, 03/15/2044	16,000	15,850
4.25%, 06/01/2021	22,000	23,893
5.50%, 04/15/2041	37,000	44,637
7.90%, 05/01/2017	60,000	68,493
Norfolk Southern Corp.
3.25%, 12/01/2021	55,000	56,298
3.95%, 10/01/2042	35,000	34,329
6.00%, 03/15/2105 - 05/23/2111	317,000	407,179
Ryder System, Inc.
Series MTN
2.50%, 03/01/2017	48,000	48,678
3.60%, 03/01/2016	25,000	25,732
Union Pacific Corp.
2.95%, 01/15/2023	16,000	16,168
3.65%, 02/15/2024	37,000	39,161
4.16%, 07/15/2022	7,000	7,690
4.30%, 06/15/2042	20,000	21,255

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Road & Rail (continued)
Union Pacific Railroad Co. Pass-Through Trust 4.70%, 01/02/2024	$ 62,805	$ 68,548

		2,003,240

Semiconductors & Semiconductor Equipment - 0.1%
Intel Corp.
3.30%, 10/01/2021	86,000	90,182
4.00%, 12/15/2032	121,000	123,719
Texas Instruments, Inc. 1.65%, 08/03/2019	183,000	178,669

		392,570

Software - 0.2%
Intuit, Inc. 5.75%, 03/15/2017	65,000	71,435
Microsoft Corp.
0.88%, 11/15/2017 (A)	23,000	22,771
1.63%, 09/25/2015	60,000	60,546
2.13%, 11/15/2022	34,000	32,991
2.38%, 05/01/2023	81,000	79,501
3.63%, 12/15/2023	111,000	118,785
Oracle Corp.
2.80%, 07/08/2021	281,000	284,495
4.30%, 07/08/2034	407,000	435,764
5.25%, 01/15/2016	30,000	31,437
5.75%, 04/15/2018	100,000	113,047
6.13%, 07/08/2039	82,000	106,452
6.50%, 04/15/2038 (A)	30,000	40,370

		1,397,594

Specialty Retail - 0.0% (G)
Gap, Inc. 5.95%, 04/12/2021	53,000	60,315
Home Depot, Inc. 5.40%, 03/01/2016	85,000	89,702
Lowe’s Cos., Inc.
3.13%, 09/15/2024	75,000	75,649
4.65%, 04/15/2042	54,000	60,060
5.13%, 11/15/2041	33,000	38,592

		324,318

Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc.
0.48%, 05/03/2018 (B)	138,000	138,093
2.40%, 05/03/2023	256,000	248,831
2.85%, 05/06/2021	252,000	257,786
Dell, Inc. 7.10%, 04/15/2028	25,000	26,500
EMC Corp.
1.88%, 06/01/2018	150,000	149,490
3.38%, 06/01/2023	150,000	150,545
Hewlett-Packard Co.
4.38%, 09/15/2021	24,000	25,163
6.00%, 09/15/2041	82,000	92,229

		1,088,637

Transportation Infrastructure - 0.0% (G)
Penske Truck Leasing Co., LP / PTL Finance Corp. 2.88%, 07/17/2018, 144A	53,000	53,891

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services - 0.1%
America Movil SAB de CV 6.13%, 03/30/2040	$ 100,000	$ 118,321
Crown Castle Towers LLC 3.21%, 08/15/2035, 144A	30,000	30,359
Rogers Communications, Inc.
4.10%, 10/01/2023	176,000	184,913
8.75%, 05/01/2032	50,000	72,326
Vodafone Group PLC 1.50%, 02/19/2018	125,000	122,759

		528,678

Total Corporate Debt Securities (Cost $95,059,037)		98,897,929

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.1%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (H)	13,614,405	13,614,405

Total Securities Lending Collateral (Cost $13,614,405)		13,614,405

Principal	Value
REPURCHASE AGREEMENT - 5.5%

State Street Bank & Trust Co. 0.01% (H), dated 12/31/2014, to be repurchased at $35,752,738 on 01/02/2015. Collateralized by U.S. Government Agency Obligations, 2.50% - 4.00%, due 05/15/2040 - 02/25/2042, and with a total value of $36,468,082.

$ 35,752,718	$ 35,752,718

Total Repurchase Agreement (Cost $35,752,718)	35,752,718

Total Investments (Cost $647,805,767) (I)	663,792,522
Net Other Assets (Liabilities) - (1.9)%	(12,687,651)

Net Assets - 100.0%	$ 651,104,871

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (K)	Value at December 31, 2014
ASSETS
Investments
U.S. Government Obligations	$—	$162,930,844	$—	$162,930,844
U.S. Government Agency Obligations	—	234,136,545	1,001,719	235,138,264
Foreign Government Obligations	—	8,212,661	—	8,212,661
Mortgage-Backed Securities	—	46,716,305	—	46,716,305
Asset-Backed Securities	—	61,684,016	—	61,684,016
Municipal Government Obligations	—	845,380	—	845,380
Corporate Debt Securities	—	98,897,929	—	98,897,929
Securities Lending Collateral	13,614,405	—	—	13,614,405
Repurchase Agreement	—	35,752,718	—	35,752,718

Total Investments	$13,614,405	$649,176,398	$1,001,719	$663,792,522

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $13,335,527. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Floating or variable rate security. Rate is disclosed as of December 31, 2014.
(C)	Fair valued as determined in good faith in accordance with procedures established by the board of trustees. Total aggregate fair value of securities is $1,435,053, representing 0.22% of the Portfolio’s net assets.
(D)	When-issued security. A conditional transaction in a security authorized for issuance, but not yet issued.
(E)	Total aggregate value of illiquid securities is $4,622,693, representing 0.71% of the Portfolio’s net assets.
(F)	Step bond. Coupon rate changes in increments to maturity; the rate is as of December 31, 2014. Maturity date disclosed is the ultimate maturity date.
(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	Rate disclosed reflects the yield at December 31, 2014.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(I)	Aggregate cost for federal income tax purposes is $647,806,987. Aggregate gross unrealized appreciation and depreciation for all securities is $18,644,527 and $2,658,992, respectively. Net unrealized appreciation for tax purposes is $15,985,535.
(J)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(K)	Level 3 securities were not considered significant to the Portfolio.

DEFINITIONS:

144A	144A securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities aggregated $88,487,555, representing 13.59% of the Portfolio’s net assets.
IO	Interest only portion of STRIPS (Separate Trading of Registered Interest and Principal of Securities)
MTN	Medium Term Note
PO	Principal only portion of STRIPS (Separate Trading of Registered Interest and Principal of Securities)
STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $612,053,049) (including securities loaned of $13,335,527)	$628,039,804
Repurchase agreement, at value (cost $35,752,718)	35,752,718
Cash	20,121
Receivables:
Shares sold	127,383
Investments sold	26,312
Interest	2,187,939
Net income from securities lending	2,026
Prepaid expenses	2,977

Total assets	666,159,280

Liabilities:
Payables and other liabilities:
Shares redeemed	22,628
When-issued securities purchased	1,001,812
Investment advisory fees	262,472
Distribution and service fees	35,680
Administration fees	14,582
Transfer agent fees	1,502
Trustees fees	222
Audit and tax fees	17,041
Printing and shareholder reports fees	77,641
Foreign capital gains tax	5,525
Other	899
Collateral for securities on loan	13,614,405

Total liabilities	15,054,409

Net assets	$651,104,871

Net assets consist of:
Capital stock ($0.01 par value)	$492,459
Additional paid-in capital	624,310,138
Undistributed (distributions in excess of) net investment income (loss)	13,367,700
Accumulated net realized gain (loss)	(3,046,656)
Net unrealized appreciation (depreciation) on:
Investments	15,981,230	(A)

Net assets	$651,104,871

Net assets by class:
Initial Class	$488,758,076
Service Class	162,346,795

Shares outstanding:
Initial Class	37,529,991
Service Class	11,715,860

Net asset value and offering price per share:
Initial Class	$13.02
Service Class	13.86

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Interest income (net of withholding taxes on foreign interest of $378)	$15,675,765
Net income from securities lending	30,196

Total investment income	15,705,961

Expenses:
Investment advisory fees	2,549,656
Distribution and service fees:
Service Class	317,284
Administration fees	141,648
Transfer agent fees	8,577
Trustees fees	21,087
Audit and tax fees	23,186
Custody fees	263,427
Legal fees	32,757
Printing and shareholder reports fees	85,550
Other	25,960

Total expenses	3,469,132

Net investment income (loss)	12,236,829

Net realized gain (loss) on:
Investments	713,685

Net realized gain (loss)	713,685

Net change in unrealized appreciation (depreciation) on:
Investments	14,684,342	(A)

Net change in unrealized appreciation (depreciation)	14,684,342

Net realized and change in unrealized gain (loss)	15,398,027

Net increase (decrease) in net assets resulting from operations	$27,634,856

(A)	Net of foreign capital gains tax of $5,525.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$12,236,829	$10,392,537
Net realized gain (loss)	713,685	1,163,141
Net change in unrealized appreciation (depreciation)	14,684,342	(20,732,323)
Net increase (decrease) in net assets resulting from operations	27,634,856	(9,176,645)

Distributions to shareholders:
Net investment income:
Initial Class	(9,672,949)	(9,595,562)
Service Class	(2,258,396)	(2,817,830)
Total distributions from net investment income	(11,931,345)	(12,413,392)

Capital share transactions:
Proceeds from shares sold:
Initial Class	210,763,328	118,494,826
Service Class	64,177,329	45,692,738
	274,940,657	164,187,564
Dividends and distributions reinvested:
Initial Class	9,672,949	9,595,562
Service Class	2,258,396	2,817,830
	11,931,345	12,413,392
Cost of shares redeemed:
Initial Class	(79,369,734)	(95,090,028)
Service Class	(14,593,181)	(33,709,885)
	(93,962,915)	(128,799,913)
Net increase (decrease) in net assets resulting from capital share transactions	192,909,087	47,801,043
Net increase (decrease) in net assets	208,612,598	26,211,006

Net assets:
Beginning of year	442,492,273	416,281,267
End of year	$651,104,871	$442,492,273
Undistributed (distributions in excess of) net investment income (loss)	$13,367,700	$11,920,325

Capital share transactions - shares:
Shares issued:
Initial Class	16,346,574	9,099,550
Service Class	4,665,841	3,308,351
	21,012,415	12,407,901
Shares reinvested:
Initial Class	752,759	768,260
Service Class	165,087	211,867
	917,846	980,127
Shares redeemed:
Initial Class	(6,183,975)	(7,313,121)
Service Class	(1,063,629)	(2,443,983)
	(7,247,604)	(9,757,104)

Net increase (decrease) in shares outstanding:
Initial Class	10,915,358	2,554,689
Service Class	3,767,299	1,076,235
	14,682,657	3,630,924

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$12.62	$13.27	$12.98	$12.62	$12.41
Investment operations:
Net investment income (loss) (A)	0.29	0.32	0.42	0.52	0.67
Net realized and unrealized gain (loss)	0.38	(0.57)	0.22	0.42	0.35
Total investment operations	0.67	(0.25)	0.64	0.94	1.02
Distributions:
Net investment income	(0.27)	(0.40)	(0.34)	(0.56)	(0.81)
Net realized gains	—	—	(0.01)	(0.02)	—
Total distributions	(0.27)	(0.40)	(0.35)	(0.58)	(0.81)
Net asset value, end of year	$13.02	$12.62	$13.27	$12.98	$12.62
Total return (B)	5.33%	(1.84)%	4.98%	7.53%	8.24%
Ratio and supplemental data:
Net assets end of year (000’s)	$488,758	$335,836	$319,385	$256,418	$169,683
Expenses to average net assets	0.56%	0.57%	0.58%	0.57%	0.57%
Net investment income (loss) to average net assets	2.21%	2.50%	3.19%	4.04%	5.24%
Portfolio turnover rate	17%	23%	17%	23%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$13.42	$14.10	$13.79	$13.39	$13.11
Investment operations:
Net investment income (loss) (A)	0.27	0.31	0.41	0.51	0.68
Net realized and unrealized gain (loss)	0.41	(0.61)	0.24	0.45	0.37
Total investment operations	0.68	(0.30)	0.65	0.96	1.05
Distributions:
Net investment income	(0.24)	(0.38)	(0.33)	(0.54)	(0.77)
Net realized gains	—	—	(0.01)	(0.02)	—
Total distributions	(0.24)	(0.38)	(0.34)	(0.56)	(0.77)
Net asset value, end of year	$13.86	$13.42	$14.10	$13.79	$13.39
Total return (B)	5.10%	(2.13)%	4.75%	7.24%	7.99%
Ratio and supplemental data:
Net assets end of year (000’s)	$162,347	$106,656	$96,896	$55,709	$13,157
Expenses to average net assets	0.81%	0.82%	0.83%	0.82%	0.82%
Net investment income (loss) to average net assets	1.97%	2.25%	2.91%	3.69%	5.03%
Portfolio turnover rate	17%	23%	17%	23%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Core Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Structured notes: The Portfolio invests in structured notes. A structured debt instrument is a hybrid debt security that has an embedded derivative. This type of instrument is used to manage cash flows from the debt security. Investing in structured notes involves the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Structured notes may be less liquid than other types of securities and more volatile than their underlying reference instruments. All structured notes, if any, are listed within the Schedule of Investments.

Open structured notes at December 31, 2014, if any, are included in the Schedule of Investments.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Open when-issued securities at December 31, 2014, if any, are identified in the Schedule of Investments. Open trades, if any, are reflected as When-issued securities purchased in the Statement of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS. TIPS are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2014, if any, are identified in the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statement of Operations with a corresponding adjustment to cost.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REIT”): Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs owned at December 31, 2014, if any, are identified in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models based that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2014:

	Market Value	Percentage of Net Assets
Transamerica BlackRock Tactical Allocation VP	$385,848,266	59.26%

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $750 million	0.450%
Over $750 million up to $1 billion	0.400%
Over $1 billion	0.375%

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.70%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$ 159,184,482	$ 118,240,652	$ 58,380,809	$ 27,724,560

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, paydown gain/loss, and TIPS adjustments.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to paydown gain/loss and TIPs. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(1)
Undistributed (distributions in excess of) net investment income (loss)	1,141,891
Accumulated net realized gain (loss)	(1,141,890)

At December 31, 2014, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 653,409	Short-Term Indefinitely
2,392,027	Long-Term Indefinitely

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$11,931,345
Long-Term Capital Gain	—
2013 Distributions paid from:
Ordinary Income	$12,413,392
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$13,367,700
Undistributed Long-Term Capital Gain	—
Capital Loss Carryforwards	(3,045,436)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	15,980,010

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica JPMorgan Core Bond VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica JPMorgan Core Bond VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica JPMorgan Core Bond VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Core Bond VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Enhanced Index VP

(unaudited)

MARKET ENVIRONMENT

The S&P 500® finished 2014 with a positive performance. U.S. stock markets experienced three major pullbacks in 2014. U.S. equities rebounded each time on the strength of economic and market fundamentals.

Equity markets got off to a rough start in January due to concerns with central banks’ ability to sustainably fight inflation and fund deteriorating current account deficits in select emerging markets. The Argentinean peso fell, the Central Bank of the Republic of Turkey raised its overnight lending rate in efforts defend the lira. In late February, geopolitical concerns started to heat up as Russia sent troops into the Crimea region of Ukraine. Markets eventually settled down as Crimean citizens voted to join Russia without resistance.

Most of the actions coming from the U.S. Federal Reserve (“Fed”) were in line with expectations. One highlight was Fed Chair Janet Yellen’s remark during her March press conference. While perhaps inadvertent, she stated that rate hikes could commence six months after the end of asset purchases, which would imply sometime during the second quarter of 2015. These remarks may have sparked the vicious rotation out of equities with higher growth expectations and into stocks with more attractive valuations and higher dividend yields.

The year’s deepest sell-off began in mid-September as the possibility of another recession in Europe rose to the forefront as weakness began to spread to Germany, when German manufacturing Purchasing Managers Indexes (“PMIs”) dropped below 50.00, which usually indicates an economic contraction. However, equities began to rebound as the October PMIs for the eurozone came in above 50.00, a two-month high. As expected in October, the Fed ended its quantitative easing, or asset-purchase program.

The final bout with volatility came in early December amid concerns over the fierce decline in crude oil prices, the collapse of Russian equity markets and its currency, and increasing political uncertainty in Greece. Markets rebounded on the strength of U.S. economic data. The current strength of the U.S. economy was also confirmed as the final estimate of U.S. third-quarter gross domestic product was an annualized rate of five percent, higher than the second estimate of about four percent.

The top-performing sector within the S&P 500® was utilities, helped by the fall in bond yields and investors’ thirst for income. The worst-performing sector was energy, which sold off hard beginning in the late summer as crude oil prices began to fall.

PERFORMANCE

For the year ended December 31, 2014, Transamerica JPMorgan Enhanced Index VP, Initial Class returned 14.19%. By comparison, its benchmark, S&P 500® returned 13.69%.

STRATEGY REVIEW

The Portfolio outperformed its benchmark for the year ended December 31, 2014. Stock selection in the retail, consumer cyclical and hardware and semiconductor sectors added value, while stock selection in the pharmaceutical/medical technology, energy and industrial cyclical sectors detracted from the relative performance.

In the consumer cyclical sector, an overweight position in Union Pacific Corp. contributed to performance during the year. The railroad saw better pricing after bottoming in the first quarter, while not facing the same export coal issues plaguing competitors CSX Corp. and Norfolk Southern Corp. (no longer held at year end). In the media sector, Time Warner, Inc. shares rallied on a takeover bid from 21st Century Fox, which Time Warner, Inc. rejected and was later withdrawn. Time Warner, Inc. also reported better-than-expected revenues and earnings per share, with upside fairly balanced across divisions. Within semiconductors, our overweight position in Avago Technologies, Ltd., Class A contributed to performance during the period. Continued content gains in the high-end radio frequency filter market, robust strength in non-mobile businesses and the accretive acquisition of LSI Corp. all benefited Avago Technologies, Ltd., Class A this year.

Within industrial cyclicals, Fluor Corp. detracted from performance, as the declining price of oil heightened investor concerns about the potential cancelation or delay of some of the company’s larger projects. Additionally, Ensco PLC, Class A’s shares fell as oil prices plunged in the fourth quarter. Within consumer cyclical, an overweight position in General Motors Co. detracted from performance for the year. The stock suffered from negative investor sentiment over numerous recall-related issues.

The Portfolio used derivatives during the year. These positions positively contributed to performance during the year.

Raffaele Zingone,CFA

Tim Snyder, CFA

Steven G. Lee

Aryeh Glatter

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Enhanced Index VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	14.19%	15.36%	7.54%	05/02/1997
S&P 500® (A)	13.69%	15.45%	7.67%
Service Class	13.97%	15.07%	7.27%	05/01/2003

(A) The S&P 500® is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on 10 years. You cannot invest directly in an Index. The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Enhanced Index VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,066.10	$4.22	$1,021.10	$4.13	0.81%
Service Class	1,000.00	1,065.20	5.52	1,019.90	5.40	1.06

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.6%
Securities Lending Collateral	2.7
Repurchase Agreement	1.3
Short-Term U.S. Government Obligation	0.1
Net Other Assets (Liabilities) ^	(2.7)
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, securities sold short, TBA short commitments, and cash collateral.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.1%
U.S. Treasury Bill 0.05%, 05/28/2015 (A) (B)	$ 480,000	$ 479,850

Total Short-Term U.S. Government Obligation (Cost $479,850)		479,850

	Shares	Value
COMMON STOCKS - 98.6%
Aerospace & Defense - 3.2%
Honeywell International, Inc.	43,752	4,371,700
L-3 Communications Holdings, Inc.	10,300	1,299,963
Precision Castparts Corp.	2,400	578,112
United Technologies Corp.	51,839	5,961,485

		12,211,260

Airlines - 0.8%
Delta Air Lines, Inc.	28,607	1,407,178
United Continental Holdings, Inc. (C)	22,603	1,511,915

		2,919,093

Auto Components - 0.1%
Johnson Controls, Inc.	6,600	319,044

Automobiles - 0.6%
General Motors Co.	65,334	2,280,810

Banks - 3.1%
BB&T Corp.	33,700	1,310,593
PNC Financial Services Group, Inc.	8,391	765,511
Regions Financial Corp.	36,800	388,608
SVB Financial Group (C)	3,382	392,549
Wells Fargo & Co.	161,875	8,873,987

		11,731,248

Beverages - 2.4%
Coca-Cola Co.	103,045	4,350,560
Coca-Cola Enterprises, Inc.	11,400	504,108
Constellation Brands, Inc., Class A (C)	22,016	2,161,311
Dr. Pepper Snapple Group, Inc.	11,190	802,099
Molson Coors Brewing Co., Class B	14,610	1,088,737
PepsiCo, Inc.	4,833	457,008

		9,363,823

Biotechnology - 3.2%
Alexion Pharmaceuticals, Inc. (C)	5,844	1,081,315
Amgen, Inc.	1,200	191,148
Biogen Idec, Inc. (C)	11,218	3,807,950
Celgene Corp. (C)	37,214	4,162,758
Gilead Sciences, Inc. (C)	20,285	1,912,064
Vertex Pharmaceuticals, Inc. (C)	9,488	1,127,175

		12,282,410

Building Products - 0.3%
Fortune Brands Home & Security, Inc. (D)	4,600	208,242
Masco Corp.	32,494	818,849

		1,027,091

Capital Markets - 3.1%
Charles Schwab Corp.	86,389	2,608,084
Goldman Sachs Group, Inc.	7,652	1,483,187
Invesco, Ltd.	60,264	2,381,633
Morgan Stanley	95,296	3,697,485
State Street Corp.	22,883	1,796,316

		11,966,705

	Shares	Value
COMMON STOCKS (continued)
Chemicals - 1.4%
Axiall Corp.	11,643	$ 494,478
Dow Chemical Co.	15,242	695,188
E.I. du Pont de Nemours & Co.	18,000	1,330,920
Monsanto Co.	7,080	845,847
Mosaic Co.	40,278	1,838,691

		5,205,124

Commercial Services & Supplies - 0.1%
Tyco International PLC	7,692	337,371

Communications Equipment - 2.1%
Cisco Systems, Inc.	156,911	4,364,480
QUALCOMM, Inc.	47,992	3,567,245

		7,931,725

Construction & Engineering - 0.7%
Fluor Corp.	44,076	2,672,328

Construction Materials - 0.2%
Martin Marietta Materials, Inc. (D)	5,400	595,728

Consumer Finance - 0.4%
Capital One Financial Corp.	14,799	1,221,657
Navient Corp.	5,057	109,282

		1,330,939

Containers & Packaging - 0.3%
Crown Holdings, Inc. (C)	21,144	1,076,230
Sealed Air Corp., Class A	3,900	165,477

		1,241,707

Diversified Financial Services - 4.4%
Bank of America Corp.	356,609	6,379,735
Berkshire Hathaway, Inc., Class B (C)	28,122	4,222,518
Citigroup, Inc.	91,632	4,958,208
Intercontinental Exchange, Inc.	6,560	1,438,542

		16,999,003

Diversified Telecommunication Services - 1.4%
AT&T, Inc.	1,637	54,987
Verizon Communications, Inc.	112,509	5,263,171

		5,318,158

Electric Utilities - 2.3%
Edison International	42,706	2,796,389
Entergy Corp., Class B (D)	4,600	402,408
Exelon Corp. (D)	40,200	1,490,616
NextEra Energy, Inc.	26,140	2,778,420
Pinnacle West Capital Corp.	2,800	191,268
PPL Corp.	20,900	759,297
Xcel Energy, Inc.	12,600	452,592

		8,870,990

Electrical Equipment - 1.5%
Eaton Corp. PLC	39,623	2,692,779
Emerson Electric Co.	48,375	2,986,189

		5,678,968

Electronic Equipment, Instruments & Components - 0.3%
Corning, Inc.	25,949	595,011
TE Connectivity, Ltd.	10,410	658,432

		1,253,443

Energy Equipment & Services - 1.6%
Baker Hughes, Inc.	19,700	1,104,579
Ensco PLC, Class A (D)	8,717	261,074

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Energy Equipment & Services (continued)
Halliburton Co.	41,866	$ 1,646,590
Schlumberger, Ltd.	36,079	3,081,507

		6,093,750

Food & Staples Retailing - 1.8%
Costco Wholesale Corp.	16,370	2,320,448
CVS Health Corp.	32,706	3,149,915
Kroger Co.	10,130	650,447
Wal-Mart Stores, Inc.	9,222	791,985

		6,912,795

Food Products - 1.7%
Archer-Daniels-Midland Co.	34,250	1,781,000
General Mills, Inc.	4,925	262,650
Kellogg Co.	6,566	429,679
Mondelez International, Inc., Class A	108,558	3,943,370

		6,416,699

Gas Utilities - 0.2%
AGL Resources, Inc.	10,200	556,002
Questar Corp.	14,443	365,119

		921,121

Health Care Equipment & Supplies - 2.6%
Abbott Laboratories	87,423	3,935,783
Becton Dickinson and Co.	1,100	153,076
Boston Scientific Corp. (C)	191,300	2,534,725
CareFusion Corp., Class A (C)	19,200	1,139,328
Covidien PLC	4,400	450,032
Stryker Corp.	19,493	1,838,775

		10,051,719

Health Care Providers & Services - 2.4%
Aetna, Inc.	18,485	1,642,023
Humana, Inc., Class A	18,517	2,659,597
McKesson Corp.	12,226	2,537,873
UnitedHealth Group, Inc.	23,049	2,330,023

		9,169,516

Hotels, Restaurants & Leisure - 1.0%
McDonald’s Corp.	913	85,548
Royal Caribbean Cruises, Ltd., Class A	19,754	1,628,323
Starbucks Corp.	21,344	1,751,275
Yum! Brands, Inc.	5,140	374,449

		3,839,595

Household Durables - 0.7%
Harman International Industries, Inc.	14,520	1,549,429
NVR, Inc. (C)	163	207,879
PulteGroup, Inc.	45,104	967,932

		2,725,240

Household Products - 2.2%
Kimberly-Clark Corp.	19,047	2,200,690
Procter & Gamble Co.	67,611	6,158,686

		8,359,376

Industrial Conglomerates - 0.7%
General Electric Co.	105,407	2,663,635

Insurance - 2.8%
ACE, Ltd.	30,303	3,481,209
American International Group, Inc.	19,000	1,064,190
Axis Capital Holdings, Ltd.	11,214	572,923

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Hartford Financial Services Group, Inc.	10,700	$ 446,083
Marsh & McLennan Cos., Inc.	18,987	1,086,816
MetLife, Inc.	60,008	3,245,833
Prudential Financial, Inc.	7,787	704,412
Willis Group Holdings PLC	4,300	192,683

		10,794,149

Internet & Catalog Retail - 0.9%
Amazon.com, Inc. (C)	3,992	1,238,917
Expedia, Inc.	4,300	367,048
Priceline Group, Inc. (C)	1,584	1,806,093

		3,412,058

Internet Software & Services - 3.2%
eBay, Inc. (C)	1,585	88,950
Facebook, Inc., Class A (C)	54,438	4,247,253
Google, Inc., Class A (C)	7,769	4,122,697
Google, Inc., Class C (C)	7,289	3,836,930

		12,295,830

IT Services - 3.2%
Accenture PLC, Class A	31,765	2,836,932
Alliance Data Systems Corp. (C)	2,056	588,119
Cognizant Technology Solutions Corp., Class A (C)	35,978	1,894,602
Fidelity National Information Services, Inc.	14,800	920,560
International Business Machines Corp.	7,382	1,184,368
Visa, Inc., Class A	17,511	4,591,384
Xerox Corp.	12,091	167,581

		12,183,546

Machinery - 1.2%
Deere & Co. (D)	960	84,931
PACCAR, Inc.	52,492	3,569,981
Pall Corp.	600	60,726
Snap-on, Inc.	1,100	150,414
SPX Corp.	7,437	638,987

		4,505,039

Media - 4.6%
CBS Corp., Class B	9,900	547,866
Charter Communications, Inc., Class A (C)	4,600	766,452
Comcast Corp., Class A	89,219	5,175,594
DIRECTV (C)	3,800	329,460
DISH Network Corp., Class A (C)	14,202	1,035,184
Time Warner Cable, Inc.	5,542	842,717
Time Warner, Inc.	59,417	5,075,400
Time, Inc. (D)	7,839	192,918
Twenty-First Century Fox, Inc., Class A (D)	68,900	2,646,104
Walt Disney Co.	9,552	899,703

		17,511,398

Metals & Mining - 0.7%
Alcoa, Inc.	123,787	1,954,597
U.S. Steel Corp. (D)	32,905	879,879

		2,834,476

Multi-Utilities - 1.3%
CenterPoint Energy, Inc.	35,200	824,736
CMS Energy Corp.	33,919	1,178,685
Dominion Resources, Inc.	12,000	922,800
NiSource, Inc., Class B	33,783	1,433,075

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Multi-Utilities (continued)
PG&E Corp.	3,500	$ 186,340
Public Service Enterprise Group, Inc.	9,600	397,536
Sempra Energy	1,600	178,176

		5,121,348

Multiline Retail - 0.3%
Dollar General Corp. (C)	10,900	770,630
Dollar Tree, Inc. (C)	4,100	288,558

		1,059,188

Oil, Gas & Consumable Fuels - 6.0%
Anadarko Petroleum Corp., Class A	5,739	473,468
California Resources Corp. (C)	14,891	82,049
Cheniere Energy, Inc. (C)	7,290	513,216
Chevron Corp.	53,889	6,045,268
EOG Resources, Inc.	18,022	1,659,286
EQT Corp.	11,022	834,365
Exxon Mobil Corp.	70,820	6,547,309
Hess Corp.	132	9,744
Marathon Oil Corp.	64,717	1,830,844
Occidental Petroleum Corp.	38,229	3,081,640
Phillips 66	24,973	1,790,564

		22,867,753

Personal Products - 0.2%
Estee Lauder Cos., Inc., Class A	11,900	906,780

Pharmaceuticals - 5.8%
Actavis PLC (C)	3,905	1,005,186
Allergan, Inc.	6,075	1,291,484
Bristol-Myers Squibb Co.	72,754	4,294,669
Johnson & Johnson	90,437	9,456,997
Merck & Co., Inc.	66,080	3,752,683
Perrigo Co. PLC	5,096	851,847
Pfizer, Inc.	54,906	1,710,322

		22,363,188

Real Estate Investment Trusts - 2.3%
AvalonBay Communities, Inc.	8,944	1,461,360
Boston Properties, Inc.	5,131	660,308
Brixmor Property Group, Inc.	22,200	551,448
DiamondRock Hospitality Co.	40,900	608,183
Essex Property Trust, Inc.	900	185,940
Extra Space Storage, Inc.	3,400	199,376
Highwoods Properties, Inc.	10,884	481,944
Host Hotels & Resorts, Inc.	21,887	520,254
Liberty Property Trust, Series C	18,600	699,918
Mid-America Apartment Communities, Inc.	5,100	380,868
Omega Healthcare Investors, Inc.	4,800	187,536
Prologis, Inc., Class A	24,365	1,048,426
Public Storage	1,083	200,193
Simon Property Group, Inc.	9,784	1,781,764

		8,967,518

Road & Rail - 2.4%
Canadian Pacific Railway, Ltd. (D)	5,214	1,004,686
CSX Corp.	65,966	2,389,948
Union Pacific Corp.	47,765	5,690,244

		9,084,878

Semiconductors & Semiconductor Equipment - 2.5%
Avago Technologies, Ltd., Class A	26,665	2,682,232
Broadcom Corp., Class A	50,600	2,192,498
Freescale Semiconductor, Ltd. (C) (D)	24,300	613,089

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
KLA-Tencor Corp.	17,565	$ 1,235,171
LAM Research Corp.	37,760	2,995,879

		9,718,869

Software - 4.1%
Adobe Systems, Inc. (C)	37,753	2,744,643
Citrix Systems, Inc. (C)	18,306	1,167,923
Microsoft Corp.	191,881	8,912,873
Oracle Corp.	52,825	2,375,540
VMware, Inc., Class A (C) (D)	4,852	400,387

		15,601,366

Specialty Retail - 3.7%
AutoZone, Inc. (C)	3,420	2,117,356
Gap, Inc., Class A (D)	3,012	126,836
Home Depot, Inc.	50,200	5,269,494
Lowe’s Cos., Inc.	59,394	4,086,307
Tiffany & Co. (D)	2,100	224,406
TJX Cos., Inc.	36,486	2,502,210

		14,326,609

Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc.	126,775	13,993,424
EMC Corp.	5,596	166,425
Hewlett-Packard Co.	47,361	1,900,597

		16,060,446

Textiles, Apparel & Luxury Goods - 1.1%
lululemon athletica, Inc. (C) (D)	8,600	479,794
Ralph Lauren Corp.	7,300	1,351,668
VF Corp.	33,093	2,478,666

		4,310,128

Tobacco - 1.0%
Philip Morris International, Inc.	48,974	3,988,932

Trading Companies & Distributors - 0.3%
WW Grainger, Inc. (D)	3,905	995,345

Total Common Stocks (Cost $319,947,479)		377,599,258

SECURITIES LENDING COLLATERAL - 2.7%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (A)	10,422,158	10,422,158

Total Securities Lending Collateral (Cost $10,422,158)		10,422,158

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. 0.01% (A), dated 12/31/2014, to be repurchased at $5,034,694 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 11/01/2033, and with a value of $5,139,095.	$ 5,034,691	5,034,691

Total Repurchase Agreement (Cost $5,034,691)		5,034,691

Total Investments (Cost $335,884,178) (E)		393,535,957
Net Other Assets (Liabilities) - (2.7)%		(10,396,566)

Net Assets - 100.0%		$ 383,139,391

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FUTURES CONTRACTS:
Description	Type	Number of Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	Long	48	03/20/2015	$27,314

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Short-Term U.S. Government Obligation	$—	$479,850	$—	$479,850
Common Stocks	377,599,258	—	—	377,599,258
Securities Lending Collateral	10,422,158	—	—	10,422,158
Repurchase Agreement	—	5,034,691	—	5,034,691

Total Investments	$388,021,416	$5,514,541	$—	$393,535,957

Derivative Financial Instruments
Futures Contracts (G)	$27,314	$—	$—	$27,314

Total Derivative Financial Instruments	$27,314	$—	$—	$27,314

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at December 31, 2014.
(B)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $314,902.
(C)	Non-income producing security.
(D)	All or a portion of the security is on loan. The value of all securities on loan is $10,191,808. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Aggregate cost for federal income tax purposes is $338,194,109. Aggregate gross unrealized appreciation and depreciation for all securities is $59,441,657 and $4,099,809, respectively. Net unrealized appreciation for tax purposes is $55,341,848.
(F)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(G)	Derivative financial instrument valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $330,849,487) (including securities loaned of $10,191,808)	$388,501,266
Repurchase agreement, at value (cost $5,034,691)	5,034,691
Receivables:
Shares sold	25,497
Interest	1
Dividends	497,883
Net income from securities lending	1,851
Prepaid expenses	1,606

Total assets	394,062,795

Liabilities:
Due to custodian	13,297
Payables and other liabilities:
Shares redeemed	126,969
Investment advisory fees	253,998
Distribution and service fees	9,504
Administration fees	8,581
Transfer agent fees	819
Trustees fees	131
Audit and tax fees	14,488
Printing and shareholder reports fees	14,636
Variation margin payable on derivative financial instruments	58,320
Other	503
Collateral for securities on loan	10,422,158

Total liabilities	10,923,404

Net assets	$383,139,391

Net assets consist of:
Capital stock ($0.01 par value)	$206,861
Additional paid-in capital	297,531,438
Undistributed (distributions in excess of) net investment income (loss)	3,493,903
Accumulated net realized gain (loss)	24,228,095
Net unrealized appreciation (depreciation) on:
Investments	57,651,779
Futures contracts	27,314
Translation of assets and liabilities denominated in foreign currencies	1

Net assets	$383,139,391

Net assets by class:
Initial Class	$339,793,169
Service Class	43,346,222

Shares outstanding:
Initial Class	18,343,869
Service Class	2,342,264

Net asset value and offering price per share:
Initial Class	$18.52
Service Class	18.51

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $397)	$6,184,905
Interest income	924
Net income from securities lending	19,017

Total investment income	6,204,846

Expenses:
Investment advisory fees	2,395,862
Distribution and service fees:
Service Class	79,148
Administration fees	80,941
Transfer agent fees	4,860
Trustees fees	12,092
Audit and tax fees	17,699
Custody fees	69,380
Legal fees	18,720
Printing and shareholder reports fees	18,890
Other	14,951

Total expenses	2,712,543

Net investment income (loss)	3,492,303

Net realized gain (loss) on:
Investments	26,656,314
Futures contracts	608,143
Foreign currency transactions	(13)

Net realized gain (loss)	27,264,444

Net change in unrealized appreciation (depreciation) on:
Investments	12,878,274
Futures contracts	(143,684)
Translation of assets and liabilities denominated in foreign currencies	1

Net change in unrealized appreciation (depreciation)	12,734,591

Net realized and change in unrealized gain (loss)	39,999,035

Net increase (decrease) in net assets resulting from operations	$43,491,338

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$3,492,303	$2,663,173
Net realized gain (loss)	27,264,444	24,745,746
Net change in unrealized appreciation (depreciation)	12,734,591	36,934,124
Net increase (decrease) in net assets resulting from operations	43,491,338	64,343,043

Distributions to shareholders:
Net investment income:
Initial Class	(2,431,846)	(1,625,462)
Service Class	(210,380)	(89,315)
Total distributions from net investment income	(2,642,226)	(1,714,777)
Net realized gains:
Initial Class	(21,428,047)	(1,691,603)
Service Class	(2,233,897)	(118,915)
Total distributions from net realized gains	(23,661,944)	(1,810,518)
Total distributions to shareholders	(26,304,170)	(3,525,295)

Capital share transactions:
Proceeds from shares sold:
Initial Class	118,517,250	81,748,976
Service Class	18,234,050	15,106,936
	136,751,300	96,855,912
Dividends and distributions reinvested:
Initial Class	23,859,893	3,317,065
Service Class	2,444,277	208,230
	26,304,170	3,525,295
Cost of shares redeemed:
Initial Class	(77,659,399)	(56,065,436)
Service Class	(5,831,386)	(5,357,279)
	(83,490,785)	(61,422,715)
Net increase (decrease) in net assets resulting from capital share transactions	79,564,685	38,958,492
Net increase (decrease) in net assets	96,751,853	99,776,240

Net assets:
Beginning of year	286,387,538	186,611,298
End of year	$383,139,391	$286,387,538
Undistributed (distributions in excess of) net investment income (loss)	$3,493,903	$2,643,838

Capital share transactions - shares:
Shares issued:
Initial Class	6,585,771	5,204,916
Service Class	1,007,059	947,313
	7,592,830	6,152,229
Shares reinvested:
Initial Class	1,350,305	211,548
Service Class	138,330	13,271
	1,488,635	224,819
Shares redeemed:
Initial Class	(4,355,223)	(3,619,608)
Service Class	(322,749)	(346,341)
	(4,677,972)	(3,965,949)

Net increase (decrease) in shares outstanding:
Initial Class	3,580,853	1,796,856
Service Class	822,640	614,243
	4,403,493	2,411,099

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Enhanced Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$17.59	$13.45	$11.69	$11.76	$10.36
Investment operations:
Net investment income (loss) (A)	0.20	0.18	0.18	0.14	0.12
Net realized and unrealized gain (loss)	2.22	4.17	1.73	(0.06)	1.42
Total investment operations	2.42	4.35	1.91	0.08	1.54
Distributions:
Net investment income	(0.15)	(0.10)	(0.15)	(0.15)	(0.14)
Net realized gains	(1.34)	(0.11)	—	—	—
Total distributions	(1.49)	(0.21)	(0.15)	(0.15)	(0.14)
Net asset value, end of year	$18.52	$17.59	$13.45	$11.69	$11.76
Total return (B)	14.19%	32.52%	16.35%	0.74%	15.18%
Ratio and supplemental data:
Net assets end of year (000’s)	$339,793	$259,656	$174,417	$85,753	$109,894
Expenses to average net assets
After (waiver/reimbursement) recapture	0.81%	0.83%	0.84%	0.84%	0.84%
Before (waiver/reimbursement) recapture	0.81%	0.83%	0.84%	0.86%	0.85%
Net investment income (loss) to average net assets	1.10%	1.13%	1.37%	1.17%	1.13%
Portfolio turnover rate	50%	78%	96%	166%	190%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$17.59	$13.47	$11.71	$11.79	$10.40
Investment operations:
Net investment income (loss) (A)	0.15	0.14	0.14	0.11	0.10
Net realized and unrealized gain (loss)	2.24	4.17	1.74	(0.06)	1.42
Total investment operations	2.39	4.31	1.88	0.05	1.52
Distributions:
Net investment income	(0.13)	(0.08)	(0.12)	(0.13)	(0.13)
Net realized gains	(1.34)	(0.11)	—	—	—
Total distributions	(1.47)	(0.19)	(0.12)	(0.13)	(0.13)
Net asset value, end of year	$18.51	$17.59	$13.47	$11.71	$11.79
Total return (B)	13.97%	32.13%	16.09%	0.47%	14.85%
Ratio and supplemental data:
Net assets end of year (000’s)	$43,346	$26,732	$12,194	$7,539	$7,542
Expenses to average net assets
After (waiver/reimbursement) recapture	1.06%	1.08%	1.09%	1.09%	1.09%
Before (waiver/reimbursement) recapture	1.06%	1.08%	1.09%	1.11%	1.10%
Net investment income (loss) to average net assets	0.85%	0.89%	1.10%	0.94%	0.90%
Portfolio turnover rate	50%	78%	96%	166%	190%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Enhanced Index VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Open futures contracts at December 31, 2014, if any, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is shown on the Statement of Assets and Liabilities.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Commissions recaptured during the year ended December 31, 2014 of $12,386 are included in Net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REIT”): Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs owned at December 31, 2014, if any, are identified in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2014:

	Market Value	Percentage of Net Assets
Transamerica BlackRock Tactical Allocation VP	$166,606,900	43.49%
Transamerica Madison Balanced Allocation VP	10,361,473	2.70
Transamerica Madison Conservative Allocation VP	5,765,788	1.50
Total	$182,734,161	47.69%

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $750 million	0.74%
Over $750 million up to $1 billion	0.69%
Over $1 billion	0.65%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.84%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$218,603,148	$ —	$160,175,890	$ —
NOTE 5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2013	Ending number of positions at December 31, 2014	Average number of positions (A)
Futures contracts	1	1	1

(A)	Calculated based on positions held at each month end during the current year.

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted for as hedging instruments	Equity Contracts	Total
Asset derivatives
Net unrealized appreciation on futures contracts (A) (B)	$27,314	$27,314
Total gross amount of assets (C)	$27,314	$27,314

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Equity Contracts	Total
Net realized gain (loss) on:
Futures contracts	$608,143	$608,143
Net change in unrealized appreciation (depreciation) on:
Futures contracts	(143,684)	(143,684)
Total	$464,459	$464,459

NOTE 6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, foreign currency transactions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to foreign currency gain/loss. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (distributions in excess of) net investment income (loss)	(12)
Accumulated net realized gain (loss)	12

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$12,556,212
Long-Term Capital Gain	13,747,958
2013 Distributions paid from:
Ordinary Income	$1,714,777
Long-Term Capital Gain	1,810,518

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. (continued)

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$10,637,835
Undistributed Long-Term Capital Gain	19,421,408
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	55,341,849

NOTE 7. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica JPMorgan Enhanced Index VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica JPMorgan Enhanced Index VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica JPMorgan Enhanced Index VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Enhanced Index VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $13,747,958 for the period ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

MARKET ENVIRONMENT

While many correctly anticipated a positive 2014 for the U.S. stock market, few could have predicted the way in which it was achieved. Large-cap stocks outperformed small caps and defensive sectors outperformed cyclical ones. The market experienced three major pullbacks in 2014. Equities rebounded robustly each time on the strength of economic and market fundamentals. The final bout with volatility came in early December amid concerns over the fierce decline in crude oil prices, the collapse of Russian equity markets and its currency and increasing political uncertainty in Greece. Markets rebounded on the strength of U.S. economic data.

PERFORMANCE

For the year ended December 31, 2014, Transamerica JPMorgan Mid Cap Value VP, Initial Class returned 15.29%. By comparison, its benchmark, the Russell Midcap® Value Index, returned 14.75%.

STRATEGY REVIEW

The Portfolio outperformed the Russell Midcap® Value Index for the year. The Portfolio’s historical performance remained strong with positive alpha in all standard time periods.

Energy was the worst-performing sector for the Russell Midcap® Value Index for the year. Our investments in QEP Resources, Inc., Southwestern Energy Co. and EQT Corp. were among the top detractors due to the sharp fourth-quarter decline in global energy prices. We believe that these companies still hold long-term valuable assets that are currently being mispriced by the overall negative sentiment in the space.

A top contributor was Sigma-Aldrich Corp., which spiked in September following the announcement of Merck’s acquisition proposal, which represented a solid premium over the closing share price. This $17 billion transaction will create the third-largest vendor of research supply and bio-production products in the world. The two businesses are complementary and should realize revenue and cost synergies, in our view. Shares of Kroger Co. rose as the company positioned itself well for the shift in consumer eating habits. Kroger Co. has been investing in its omni-channel platform, growing its organic food selection, and gaining market share from its main competitors. We are very impressed with management’s innovative thinking and strong commitment to returning capital to shareholders through steady dividend raises and aggressive share buybacks. We view Kroger Co. as a top supermarket operator that should continue to gain market share.

Stock selection in financials, historically a strong area for the Portfolio, was a main detractor, mostly due to what we didn’t own, rather than being penalized for what we did own. Real estate investment trusts (“REIT”) performed particularly well in the year despite our view that they are overvalued. Our large underweight in the REIT space detracted most from relative performance. The one notable detractor we did own within financials was Loews Corp., which declined largely due to the company’s ownership stakes in energy companies Diamond Offshore and Boardwalk Pipeline Partners.

Financials continue to comprise the largest portion of the Portfolio. In our view, financials remain an area of significant potential earnings-per-share upside and multiple expansion as the interest rate and regulatory environments normalize. If the U.S. Federal Reserve raises rates in recognition of a strong economy and better unemployment rate, we would expect the most positive direct earnings impact to be realized by our regional bank holdings. Regional banks should be able to price new loans at higher rates, while they could lag paying higher rates on deposits, thereby expanding net interest margins. Additionally, a stronger economy should translate into greater loan demand. Both factors should lead to higher net interest margins and net interest income for regional banks.

Gloria Fu, CFA

Lawrence Playford, CFA

Jonathan K. L. Simon

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	15.29%	18.10%	9.88%	05/03/1999
Russell Midcap® Value Index (A)	14.75%	17.43%	9.43%
Service Class	14.99%	17.83%	9.60%	05/01/2003

(A) The Russell Midcap® Value Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on 10 years. You cannot invest directly in an Index. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell® Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Mid Cap Value VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,065.70	$4.48	$1,020.90	$4.38	0.86%
Service Class	1,000.00	1,064.20	5.83	1,019.60	5.70	1.12

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	95.6%
Securities Lending Collateral	8.7
Repurchase Agreement	4.4
Net Other Assets (Liabilities)	(8.7)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
COMMON STOCKS - 95.6%
Banks - 6.3%
Citizens Financial Group, Inc. (A)	239,600	$ 5,956,456
City National Corp.	109,790	8,872,130
Fifth Third Bancorp	823,697	16,782,827
First Republic Bank, Class A	139,028	7,246,139
Huntington Bancshares, Inc., Class A	275,218	2,895,293
M&T Bank Corp. (A)	115,927	14,562,750
SunTrust Banks, Inc.	337,399	14,137,018
Zions Bancorporation	114,915	3,276,227

		73,728,840

Beverages - 1.6%
Constellation Brands, Inc., Class A (B)	94,616	9,288,453
Dr. Pepper Snapple Group, Inc.	132,817	9,520,322

		18,808,775

Building Products - 0.8%
Fortune Brands Home & Security, Inc. (A)	207,004	9,371,071

Capital Markets - 4.6%
Ameriprise Financial, Inc.	116,685	15,431,591
Invesco, Ltd.	279,422	11,042,758
Legg Mason, Inc.	123,403	6,586,018
Northern Trust Corp.	103,401	6,969,227
T. Rowe Price Group, Inc.	166,163	14,266,755

		54,296,349

Chemicals - 3.2%
Airgas, Inc.	125,553	14,461,195
Albemarle Corp. (A)	151,708	9,122,202
Sherwin-Williams Co.	35,100	9,232,704
Sigma-Aldrich Corp.	33,774	4,636,157

		37,452,258

Communications Equipment - 0.7%
CommScope Holding Co., Inc. (B)	366,198	8,360,300

Consumer Finance - 0.9%
Ally Financial, Inc. (B)	423,700	10,007,794

Containers & Packaging - 2.9%
Ball Corp.	186,969	12,745,676
Rock-Tenn Co., Class A	162,154	9,888,151
Silgan Holdings, Inc.	204,118	10,940,725

		33,574,552

Electric Utilities - 2.7%
Edison International	161,199	10,555,310
Westar Energy, Inc., Class A (A)	262,471	10,824,304
Xcel Energy, Inc.	285,504	10,255,304

		31,634,918

Electrical Equipment - 2.6%
AMETEK, Inc., Class A	197,733	10,406,688
Hubbell, Inc., Class B	92,910	9,925,575
Regal Beloit Corp.	131,791	9,910,683

		30,242,946

Electronic Equipment, Instruments & Components - 2.5%
Amphenol Corp., Class A	222,180	11,955,506
Arrow Electronics, Inc. (B)	298,303	17,268,760

		29,224,266

Food & Staples Retailing - 2.2%
Kroger Co.	239,034	15,348,373
Rite Aid Corp. (B)	1,369,201	10,296,392

		25,644,765

	Shares	Value
COMMON STOCKS (continued)
Food Products - 0.8%
Hershey Co.	95,001	$ 9,873,454

Gas Utilities - 2.0%
National Fuel Gas Co. (A)	108,722	7,559,441
Questar Corp.	632,775	15,996,552

		23,555,993

Health Care Equipment & Supplies - 1.1%
CareFusion Corp., Class A (B)	219,390	13,018,603

Health Care Providers & Services - 5.3%
AmerisourceBergen Corp., Class A	147,632	13,310,501
Brookdale Senior Living, Inc., Class A (B)	270,790	9,929,869
Cigna Corp.	171,163	17,614,384
Henry Schein, Inc. (B)	51,929	7,070,134
Humana, Inc., Class A	98,693	14,175,276

		62,100,164

Hotels, Restaurants & Leisure - 1.3%
Marriott International, Inc., Class A (A)	61,479	4,797,206
Starwood Hotels & Resorts Worldwide, Inc.	125,767	10,195,931

		14,993,137

Household Durables - 2.5%
Jarden Corp. (B)	278,577	13,338,267
Mohawk Industries, Inc. (B)	99,345	15,434,239

		28,772,506

Household Products - 0.9%
Energizer Holdings, Inc.	77,699	9,988,983

Industrial Conglomerates - 1.2%
Carlisle Cos., Inc.	149,061	13,451,265

Insurance - 8.7%
Alleghany Corp. (B)	15,136	7,015,536
Chubb Corp., Class A	90,723	9,387,109
Hartford Financial Services Group, Inc.	302,382	12,606,306
Loews Corp.	439,268	18,458,041
Marsh & McLennan Cos., Inc.	264,583	15,144,731
Old Republic International Corp.	444,558	6,503,884
Progressive Corp.	182,400	4,922,976
Unum Group	266,184	9,284,498
WR Berkley Corp. (A)	144,632	7,413,836
XL Group PLC, Class A	313,963	10,790,908

		101,527,825

Internet & Catalog Retail - 1.6%
Expedia, Inc.	216,841	18,509,548

IT Services - 1.4%
Jack Henry & Associates, Inc.	268,037	16,655,819

Machinery - 2.6%
IDEX Corp.	163,247	12,707,147
Rexnord Corp. (B)	209,186	5,901,137
Snap-on, Inc.	82,599	11,294,587

		29,902,871

Media - 3.1%
CBS Corp., Class B	104,417	5,778,437
Clear Channel Outdoor Holdings, Inc., Class A	251,197	2,660,176
DISH Network Corp., Class A (B)	163,211	11,896,450
Gannett Co., Inc.	332,554	10,618,449
Time, Inc. (A)	210,284	5,175,089

		36,128,601

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Multi-Utilities - 4.4%
CenterPoint Energy, Inc.	436,538	$ 10,228,085
CMS Energy Corp.	339,630	11,802,143
NiSource, Inc., Class B	112,762	4,783,364
Sempra Energy	135,458	15,084,603
Wisconsin Energy Corp. (A)	173,873	9,170,062

		51,068,257

Multiline Retail - 2.4%
Kohl’s Corp. (A)	306,461	18,706,379
Nordstrom, Inc.	110,782	8,794,983

		27,501,362

Oil, Gas & Consumable Fuels - 3.8%
Energen Corp.	232,985	14,855,124
EQT Corp.	91,393	6,918,450
PBF Energy, Inc., Class A (A)	219,083	5,836,371
QEP Resources, Inc.	283,058	5,723,433
Southwestern Energy Co. (B)	401,841	10,966,241

		44,299,619

Professional Services - 1.2%
Equifax, Inc.	174,339	14,098,795

Real Estate Investment Trusts - 8.5%
American Campus Communities, Inc.	196,691	8,135,140
AvalonBay Communities, Inc.	74,083	12,104,421
Boston Properties, Inc.	46,470	5,980,224
Brixmor Property Group, Inc.	289,379	7,188,174
General Growth Properties, Inc.	365,566	10,283,372
Kimco Realty Corp.	468,697	11,783,043
Outfront Media, Inc.	192,428	5,164,768
Rayonier, Inc.	226,932	6,340,480
Regency Centers Corp.	125,748	8,020,207
Vornado Realty Trust, Class A	115,844	13,635,997
Weyerhaeuser Co.	309,175	11,096,291

		99,732,117

Semiconductors & Semiconductor Equipment - 3.0%
Analog Devices, Inc., Class A (A)	255,184	14,167,816
KLA-Tencor Corp.	106,711	7,503,917
Xilinx, Inc.	295,561	12,794,836

		34,466,569

Software - 1.1%
Synopsys, Inc. (B)	298,824	12,989,879

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail - 5.2%
AutoZone, Inc. (A) (B)	18,933	$ 11,721,610
Bed Bath & Beyond, Inc. (A) (B)	120,074	9,146,037
Best Buy Co., Inc.	276,593	10,781,595
Gap, Inc., Class A (A)	425,867	17,933,259
Tiffany & Co. (A)	109,746	11,727,457

		61,309,958

Textiles, Apparel & Luxury Goods - 1.3%
PVH Corp.	77,648	9,952,144
VF Corp.	73,380	5,496,162

		15,448,306

Thrifts & Mortgage Finance - 0.4%
Hudson City Bancorp, Inc.	456,698	4,621,784

Trading Companies & Distributors - 0.8%
MSC Industrial Direct Co., Inc., Class A (A)	121,942	9,907,788

Total Common Stocks (Cost $840,881,969)		1,116,270,037

SECURITIES LENDING COLLATERAL - 8.7%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (C)	102,256,017	102,256,017

Total Securities Lending Collateral (Cost $102,256,017)		102,256,017

	Principal	Value
REPURCHASE AGREEMENT - 4.4%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2014, to be repurchased at $50,991,994 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 11/25/2038, and with a value of $52,012,078.	$ 50,991,965	50,991,965

Total Repurchase Agreement (Cost $50,991,965)		50,991,965

Total Investments (Cost $994,129,951) (D)		1,269,518,019
Net Other Assets (Liabilities) - (8.7)%		(101,710,787)

Net Assets - 100.0%		$ 1,167,807,232

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Common Stocks	$1,116,270,037	$—	$—	$1,116,270,037
Securities Lending Collateral	102,256,017	—	—	102,256,017
Repurchase Agreement	—	50,991,965	—	50,991,965

Total Investments	$1,218,526,054	$50,991,965	$—	$1,269,518,019

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $100,001,672. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate disclosed reflects the yield at December 31, 2014.
(D)	Aggregate cost for federal income tax purposes is $994,886,182. Aggregate gross unrealized appreciation and depreciation for all securities is $284,675,581 and $10,043,744, respectively. Net unrealized appreciation for tax purposes is $274,631,837.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $943,137,986) (including securities loaned of $100,001,672)	$1,218,526,054
Repurchase agreement, at value (cost $50,991,965)	50,991,965
Cash	50,235
Receivables:
Shares sold	117,871
Interest	14
Dividends	2,211,846
Net income from securities lending	14,963
Prepaid expenses	6,247

Total assets	1,271,919,195

Liabilities:
Payables and other liabilities:
Shares redeemed	151,338
Investments purchased	749,171
Investment advisory fees	838,542
Distribution and service fees	37,964
Administration fees	26,063
Transfer agent fees	2,701
Trustees fees	395
Audit and tax fees	16,283
Custody fees	5,659
Printing and shareholder reports fees	26,143
Other	1,687
Collateral for securities on loan	102,256,017

Total liabilities	104,111,963

Net assets	$1,167,807,232

Net assets consist of:
Capital stock ($0.01 par value)	$515,603
Additional paid-in capital	807,025,701
Undistributed (distributions in excess of) net investment income (loss)	10,299,866
Accumulated net realized gain (loss)	74,577,994
Net unrealized appreciation (depreciation) on:
Investments	275,388,068

Net assets	$1,167,807,232

Net assets by class:
Initial Class	$994,918,507
Service Class	172,888,725

Shares outstanding:
Initial Class	43,869,283
Service Class	7,691,019

Net asset value and offering price per share:
Initial Class	$22.68
Service Class	22.48

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $8,690)	$19,767,660
Interest income	3,268
Net income from securities lending	174,922

Total investment income	19,945,850

Expenses:
Investment advisory fees	8,605,560
Distribution and service fees:
Service Class	332,866
Administration fees	267,361
Transfer agent fees	16,169
Trustees fees	40,059
Audit and tax fees	30,136
Custody fees	116,202
Legal fees	61,943
Printing and shareholder reports fees	45,314
Other	55,204

Total expenses	9,570,814

Net investment income (loss)	10,375,036

Net realized gain (loss) on:
Investments	76,121,121

Net realized gain (loss)	76,121,121

Net change in unrealized appreciation (depreciation) on:
Investments	65,335,933

Net change in unrealized appreciation (depreciation)	65,335,933

Net realized and change in unrealized gain (loss)	141,457,054

Net increase (decrease) in net assets resulting from operations	$151,832,090

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$10,375,036	$7,643,024
Net realized gain (loss)	76,121,121	64,510,633
Net change in unrealized appreciation (depreciation)	65,335,933	157,885,992
Net increase (decrease) in net assets resulting from operations	151,832,090	230,039,649

Distributions to shareholders:
Net investment income:
Initial Class	(6,736,958)	(4,181,363)
Service Class	(806,922)	(318,169)
Total distributions from net investment income	(7,543,880)	(4,499,532)
Net realized gains:
Initial Class	(54,847,256)	(10,021,092)
Service Class	(8,205,282)	(1,005,091)
Total distributions from net realized gains	(63,052,538)	(11,026,183)
Total distributions to shareholders	(70,596,418)	(15,525,715)

Capital share transactions:
Proceeds from shares sold:
Initial Class	20,999,992	184,497,233
Service Class	61,607,179	46,648,764
	82,607,171	231,145,997
Dividends and distributions reinvested:
Initial Class	61,584,214	14,202,455
Service Class	9,012,204	1,323,260
	70,596,418	15,525,715
Cost of shares redeemed:
Initial Class	(65,189,196)	(53,433,249)
Service Class	(12,086,659)	(16,705,514)
	(77,275,855)	(70,138,763)
Net increase (decrease) in net assets resulting from capital share transactions	75,927,734	176,532,949
Net increase (decrease) in net assets	157,163,406	391,046,883

Net assets:
Beginning of year	1,010,643,826	619,596,943
End of year	$1,167,807,232	$1,010,643,826
Undistributed (distributions in excess of) net investment income (loss)	$10,299,866	$7,468,711

Capital share transactions - shares:
Shares issued:
Initial Class	967,867	10,266,691
Service Class	2,849,970	2,511,262
	3,817,837	12,777,953
Shares reinvested:
Initial Class	2,883,156	741,255
Service Class	425,305	69,499
	3,308,461	810,754
Shares redeemed:
Initial Class	(3,113,357)	(2,820,185)
Service Class	(564,498)	(894,451)
	(3,677,855)	(3,714,636)

Net increase (decrease) in shares outstanding:
Initial Class	737,666	8,187,761
Service Class	2,710,777	1,686,310
	3,448,443	9,874,071

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$21.02	$16.21	$13.55	$13.45	$11.16
Investment operations:
Net investment income (loss) (A)	0.22	0.17	0.19	0.16	0.15
Net realized and unrealized gain (loss)	2.90	4.95	2.58	0.10	2.37
Total investment operations	3.12	5.12	2.77	0.26	2.52
Distributions:
Net investment income	(0.16)	(0.09)	(0.11)	(0.16)	(0.23)
Net realized gains	(1.30)	(0.22)	—	—	—
Total distributions	(1.46)	(0.31)	(0.11)	(0.16)	(0.23)
Net asset value, end of year	$22.68	$21.02	$16.21	$13.55	$13.45
Total return (B)	15.29%	31.81%	20.53%	2.01%	22.99%
Ratio and supplemental data:
Net assets end of year (000’s)	$994,918	$906,706	$566,505	$176,354	$218,048
Expenses to average net assets	0.86%	0.86%	0.88%	0.89%	0.89%
Net investment income (loss) to average net assets	1.00%	0.89%	1.25%	1.13%	1.21%
Portfolio turnover rate	24%	29%	28%	40%	37%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$20.87	$16.12	$13.49	$13.42	$11.15
Investment operations:
Net investment income (loss) (A)	0.17	0.12	0.15	0.13	0.12
Net realized and unrealized gain (loss)	2.87	4.92	2.57	0.09	2.37
Total investment operations	3.04	5.04	2.72	0.22	2.49
Distributions:
Net investment income	(0.13)	(0.07)	(0.09)	(0.15)	(0.22)
Net realized gains	(1.30)	(0.22)	—	—	—
Total distributions	(1.43)	(0.29)	(0.09)	(0.15)	(0.22)
Net asset value, end of year	$22.48	$20.87	$16.12	$13.49	$13.42
Total return (B)	14.99%	31.47%	20.24%	1.73%	22.82%
Ratio and supplemental data:
Net assets end of year (000’s)	$172,889	$103,938	$53,092	$28,792	$12,579
Expenses to average net assets	1.11%	1.11%	1.13%	1.14%	1.14%
Net investment income (loss) to average net assets	0.78%	0.65%	1.00%	0.96%	1.02%
Portfolio turnover rate	24%	29%	28%	40%	37%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Mid Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2014 of $11,547 are included in Net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Real estate investment trusts (“REIT”): Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs owned at December 31, 2014, if any, are identified in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2014:

	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$107,676,147	9.22%
Transamerica Asset Allocation – Growth VP	79,085,320	6.77
Transamerica Asset Allocation – Moderate Growth VP	356,172,807	30.50
Transamerica Asset Allocation – Moderate VP	374,642,301	32.08
Transamerica BlackRock Tactical Allocation VP	43,902,431	3.76
Transamerica Voya Balanced Allocation VP	489,459	0.04
Transamerica Voya Conservative Allocation VP	54,339	0.01
Transamerica Voya Moderate Growth Allocation VP	321,979	0.03
Total	$962,344,783	82.41%

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $100 million	0.85%
Over $100 million	0.80%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
1.00%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$ 261,507,353	$ —	$ 251,757,129	$ —

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to distribution reclasses and non real estate investment trust return of capital. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$3
Undistributed (distributions in excess of) net investment income (loss)	(1)
Accumulated net realized gain (loss)	(2)

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$20,279,273
Long-Term Capital Gain	50,317,145
2013 Distributions paid from:
Ordinary Income	$4,499,532
Long-Term Capital Gain	11,026,183

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$13,901,449
Undistributed Long-Term Capital Gain	71,732,642
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	274,631,837

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica JPMorgan Mid Cap Value VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica JPMorgan Mid Cap Value VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica JPMorgan Mid Cap Value VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Mid Cap Value VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $50,317,145 for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

MARKET ENVIRONMENT

2014 proved to be a good year for U.S. stocks (13.7% total return), a reasonable year for core fixed income (6.0%), and - defying all expectations - a fantastic year for long-duration bonds (U.S. 30-year, 25.9% total return). By contrast, commodities (GSCI, -33.1% total return) and emerging market equities (-2.1%) had a difficult year. The pattern of returns across asset classes over the year, and especially in the fourth quarter, drives home the impact that divergent global growth, and by extension divergent monetary policy, has had on asset markets. Looking forward to 2015, we expect these issues to continue to affect market returns, at least for the first part of the new year.

The fourth quarter of 2014 was, in many regards, a perfect microcosm of the issues that had built in global markets over the course of the year. Three factors are notable, and persistent, in our view: i) the slow but inexorable U.S. economic recovery; ii) the contrasting sluggishness of the rest of the world economy, large parts of which remain heavily reliant on stimulus; and iii) the excess capacity in parts of the global economy and is currently most visible in commodity markets. Both of the periods of market disruption - in early October and early December of 2014 - were likely influenced by these factors as markets re-priced their impact.

Despite the pockets of market volatility during the fourth quarter, the VIX averaged just 16 over the quarter, which was 2.5 points above the average of the prior three quarters, but still well below crisis levels. The price action in key asset classes in the fourth quarter is an extension of the full-year trends. Global equities added 290 basis points (“bps”), global bonds added 340 bps and global credit added 160 bps; meanwhile commodities, already down 7.5% at the end of the third quarter, fell a further 27.7% as oil slumped below $60 a barrel.

Turning to the outlook for early 2015, some of the issues highlighted in markets in the fourth quarter of 2014 will remain very relevant in early 2015. On the economic front, we expect the U.S. to continue to accelerate; most economic and market indicators suggest that the U.S. is finally moving to the middle of the business cycle after an extremely protracted early-cycle phase. We expect that even as the U.S. Federal Reserve starts raising rates towards the middle of the year, its rhetoric will remain dovish and policy will stay broadly accommodative. Generally, as the economy enters a mid-cycle phase, stocks outperform bonds but more modestly than very early in the cycle. We expect this narrative to play out in 2015, but given the divergence of growth between the U.S. and other parts of the globe, we expect bond markets to remain quite well supported even as stocks rise.

We are more cautious about credit markets, specifically high-yield and emerging market debt for 2015. We acknowledge that the carry on these assets is attractive, but for the time being, we see further risks from weakness in commodity markets and prefer to express our pro-risk tilt in equities.

PERFORMANCE

For the year ended December 31, 2014, Transamerica JPMorgan Tactical Allocation VP, Initial Class returned 6.53%. By comparison, its primary, secondary, and addtional benchmarks, the Barclays U.S. Aggregate Bond Index, S&P 500® and the Transamerica JPMorgan Tactical Allocation VP Blended Benchmark (“blended benchmark”), returned 5.97%, 13.69% and 6.96%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 75%, the S&P 500® 15%, the Russell 1000® Index 5%, and the MSCI Europe, Australasia, Far East Index 5%.

STRATEGY REVIEW

With regards to tactical asset allocation, the Portfolio maintained an overweight in U.S. equities through the year. This overweight contributed to performance as domestic equities represented by the S&P 500® were one of the best-performing asset classes. The Portfolio also held a tactical position in international developed fixed income throughout the year, mainly expressed through a position in Australia. This also contributed to performance for the period. On the other hand, the Portfolio’s overweight in Europe ex. U.K. equities detracted from performance.

Underlying manager performance also contributed to performance over the year. This was led by the Intrepid America and Research Enhanced Index strategies, which both meaningfully outperformed their respective benchmarks. Though overall security selection was positive, some strategies, such as the Core Bond Fund (no longer held at year end) and the JPMorgan International Opportunities Fund, underperformed their respective benchmarks.

Over the year the Portfolio used derivatives. These positions positively contributed to performance.

Anne Lester

Nicole Goldberger

John Speer

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	6.53%	4.62%	2.96%	03/01/1994
Barclays U.S. Aggregate Bond Index (A) (B)	5.97%	4.45%	4.71%
S&P 500® (A) (C)	13.69%	15.45%	7.67%
Transamerica JPMorgan Tactical Allocation VP Blended Benchmark (A) (B) (C) (D) (E)	6.96%	6.86%	5.57%
Service Class	6.28%	4.38%	2.73%	05/01/2003

(A) The JPMorgan Tactical Allocation VP Blended Benchmark is composed of the following benchmarks: Barclays U.S. Aggregate Bond Index 75%, S&P 500® 15%, Russell 1000® Index 5% and MSCI Europe, Australasia, Far East Index 5%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on 10 years. You cannot invest directly in an index.

(B) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(D) The MSCI Europe, Australasia, Far East Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Tactical asset allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a tactical asset allocation portfolio will not guarantee a profit nor protect against a loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,023.60	$4.08	$1,021.20	$4.08	0.80%
Service Class	1,000.00	1,023.10	5.35	1,019.90	5.35	1.05

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

(D)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Agency Obligations	22.3%
Corporate Debt Securities	19.1
Common Stocks	18.6
U.S. Government Obligations	15.7
Investment Companies	6.3
Repurchase Agreement	6.1
Asset-Backed Securities	5.8
Mortgage-Backed Securities	4.6
Securities Lending Collateral	3.0
Foreign Government Obligations	0.8
Municipal Government Obligations	0.1
Short-Term U.S. Government Obligations	0.0 *
Convertible Bond	0.0 *
Net Other Assets (Liabilities) ^	(2.4)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, securities sold short, TBA short commitments, and cash collateral.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 15.7%
United States - 15.7%
U.S. Treasury Bond
3.13%, 08/15/2044 (A)	$ 560,000	$ 602,875
4.25%, 05/15/2039	50,000	64,270
4.38%, 02/15/2038 - 11/15/2039	2,950,000	3,860,942
4.50%, 02/15/2036 (A)	1,000,000	1,333,828
4.50%, 05/15/2038	200,000	266,484
4.75%, 02/15/2037	450,000	620,754
5.00%, 05/15/2037	1,665,000	2,374,966
5.25%, 02/15/2029	300,000	403,313
5.38%, 02/15/2031	550,000	766,605
8.75%, 05/15/2020 - 08/15/2020	1,500,000	2,055,859
U.S. Treasury Inflation Indexed Bond
2.50%, 01/15/2029	55,299	68,618
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/2016 - 01/15/2022	2,662,760	2,629,156
1.13%, 01/15/2021	135,685	140,953
U.S. Treasury Note
0.25%, 01/31/2015 (B)	5,240,000	5,240,613
0.38%, 04/30/2016 (A)	500,000	499,922
0.75%, 12/31/2017	3,000,000	2,968,359
0.88%, 02/28/2017	1,000,000	1,002,422
1.00%, 06/30/2019 - 11/30/2019	620,000	603,133
1.25%, 10/31/2018	4,000,000	3,974,064
1.50%, 08/31/2018	200,000	200,969
2.00%, 04/30/2016 - 02/28/2021	4,750,000	4,840,470
2.13%, 08/31/2020 - 08/15/2021	9,400,000	9,535,109
2.25%, 01/31/2015	405,000	405,680
2.25%, 11/15/2024 (A)	45,000	45,302
2.50%, 03/31/2015	95,000	95,553
2.63%, 04/30/2018 (A)	750,000	784,043
2.63%, 08/15/2020 - 11/15/2020	2,850,000	2,976,012
2.75%, 02/15/2019	500,000	526,015
3.13%, 10/31/2016 - 05/15/2021	7,350,000	7,784,890
3.25%, 12/31/2016	6,000,000	6,302,346
3.38%, 11/15/2019	200,000	216,672
3.50%, 02/15/2018 - 05/15/2020	6,600,000	7,109,495
3.63%, 02/15/2021	3,250,000	3,580,076
4.00%, 02/15/2015	100,000	100,461
4.75%, 08/15/2017	500,000	549,062
U.S. Treasury STRIPS
Zero Coupon, 08/15/2016 - 05/15/2035	96,155,000	78,391,740
Zero Coupon, 11/15/2016 - 08/15/2034 (A)	5,170,000	4,127,789

Total U.S. Government Obligations (Cost $152,447,754)		157,048,820

U.S. GOVERNMENT AGENCY OBLIGATIONS - 22.3%
United States - 22.3%
Federal Home Loan Bank 5.50%, 07/15/2036	250,000	342,857
Federal Home Loan Mortgage Corp.
0.57%, 03/25/2043 (C)	942,980	919,791
0.61%, 09/15/2042 (C)	858,787	865,303
0.66%, 08/15/2042 - 10/15/2042 (C)	864,842	869,237
0.71%, 07/15/2042 - 03/15/2044 (C)	2,661,953	2,685,422
2.55%, 12/01/2031 - 02/01/2036 (C)	165,038	177,072
3.00%, 07/01/2033 - 01/15/2044	3,506,327	3,572,802
3.50%, 01/01/2032 - 04/01/2043	5,950,422	6,213,525
3.99%, 07/01/2040 (C)	317,279	334,634

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
United States (continued)
Federal Home Loan Mortgage Corp. (continued)
4.00%, 06/01/2042	$ 437,808	$ 472,114
4.50%, 03/01/2037 - 05/01/2041	1,751,306	1,897,098
5.00%, 02/01/2034	558,717	607,767
5.50%, 01/01/2024	162,494	177,120
6.00%, 01/01/2024 - 01/01/2034	363,246	394,119
6.50%, 07/01/2017 - 11/01/2037	906,736	1,013,423
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.62%, 01/25/2023	1,750,000	1,750,522
3.39%, 03/25/2024	714,000	754,069
3.49%, 01/25/2024	1,000,000	1,064,070
Federal Home Loan Mortgage Corp. REMIC
0.51%, 06/15/2043 (C)	1,656,064	1,649,786
0.56%, 07/15/2037 - 04/15/2039 (C)	1,173,219	1,181,942
0.61%, 03/15/2039 - 11/15/2039 (C)	2,256,734	2,268,620
3.00%, 04/15/2025 - 02/15/2026	688,665	709,123
3.50%, 05/15/2021 - 02/15/2026	2,663,000	2,795,737
4.00%, 12/15/2024 - 12/15/2041	2,854,348	3,048,037
4.50%, 02/15/2020 - 06/15/2025	1,031,284	1,106,245
5.00%, 07/15/2020 - 05/15/2041	1,466,822	1,602,771
5.30%, 01/15/2033	132,223	143,633
5.50%, 11/15/2023 - 07/15/2037	2,837,868	3,117,766
5.50%, 05/15/2041 (C)	382,344	398,286
5.71%, 10/15/2038 (C)	74,198	80,973
5.75%, 06/15/2035 - 08/15/2035	1,603,812	1,732,175
5.85%, 09/15/2035	544,291	575,111
6.00%, 04/15/2036	268,428	301,014
6.50%, 02/15/2032	99,643	112,260
14.08%, 09/15/2034 (C)	128,576	146,179
23.72%, 06/15/2035 (C)	107,846	156,749
Federal Home Loan Mortgage Corp. REMIC, IO
4.50%, 12/15/2024	150,670	9,541
5.00%, 10/15/2039	289,259	35,591
6.21%, 10/15/2037 (C)	658,675	119,897
Federal Home Loan Mortgage Corp. REMIC, PO
04/15/2020 - 01/15/2040	696,100	654,373
Federal National Mortgage Association
0.39%, 03/25/2045 (C)	155,498	155,860
0.50%, 01/01/2023 (C)	1,000,000	1,000,013
0.51%, 01/25/2017 - 01/01/2023 (C)	1,084,579	1,083,286
0.52%, 01/01/2023 (C)	673,234	679,067
0.54%, 02/01/2023 (C)	1,000,000	999,490
0.55%, 01/01/2023 (C)	960,569	968,456
0.59%, 07/01/2024 (C)	1,250,000	1,250,121
0.61%, 01/01/2024 (C)	2,000,000	2,015,872
0.64%, 08/01/2023 - 09/01/2024 (C)	1,989,529	1,997,271
0.66%, 08/25/2019 (C)	133,703	134,216
0.67%, 08/25/2042 (C)	433,012	437,278
0.93%, 04/01/2022 (C)	400,000	402,709
1.00%, 12/01/2024	2,000,000	1,999,570
1.00%, 02/01/2027 (D)	1,500,000	1,502,578
1.40%, 07/01/2017	500,000	500,890
1.47%, 12/01/2019	478,720	468,964

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
United States (continued)
Federal National Mortgage Association (continued)
1.52%, 12/25/2019	$ 505,050	$ 505,376
1.58%, 01/01/2020	479,572	471,706
1.80%, 12/25/2019	400,000	399,107
2.00%, 12/01/2020	500,000	494,186
2.01%, 07/01/2019 - 06/01/2020	2,992,114	2,999,065
2.03%, 08/01/2019	508,000	510,534
2.22%, 12/01/2022	1,500,000	1,482,871
2.24%, 12/01/2022	500,000	494,895
2.34%, 01/01/2023	983,858	975,491
2.37%, 11/01/2022	500,000	497,274
2.38%, 12/01/2022	1,000,000	994,771
2.40%, 12/01/2022 - 02/01/2023	3,466,571	3,445,054
2.45%, 11/01/2022 - 02/01/2023	3,000,000	2,992,206
2.47%, 09/01/2022	479,366	479,961
2.49%, 10/01/2017 - 03/01/2023	1,420,344	1,444,682
2.50%, 04/01/2023	1,000,000	998,567
2.52%, 10/01/2022 - 05/01/2023	1,489,420	1,487,815
2.53%, 10/01/2022	961,368	965,827
2.57%, 01/01/2023	2,081,601	2,093,779
2.61%, 10/25/2021 (C)	1,000,000	1,012,778
2.64%, 04/01/2023	976,608	985,019
2.66%, 12/01/2022	1,000,000	1,012,023
2.67%, 07/01/2022	1,000,000	1,015,395
2.68%, 07/01/2022	488,010	495,500
2.69%, 10/01/2017	721,484	744,613
2.75%, 03/01/2022	476,682	489,139
2.76%, 05/01/2021 - 06/01/2023	1,981,194	2,029,125
2.81%, 06/01/2023	1,000,000	1,020,192
2.86%, 05/01/2022	957,212	982,762
2.92%, 08/25/2021 - 12/01/2024	1,315,443	1,344,890
2.97%, 11/01/2018	928,779	968,446
2.98%, 07/01/2022	1,500,000	1,553,635
2.98%, 04/01/2023	1,000,000	1,029,191
3.02%, 08/25/2024	955,000	976,742
3.04%, 12/01/2024	1,000,000	1,030,070
3.10%, 07/25/2024 (C)	820,000	846,548
3.11%, 01/01/2022 - 12/01/2024	1,745,029	1,813,776
3.12%, 05/01/2022 - 11/01/2026	1,958,153	2,021,155
3.14%, 12/01/2026	1,000,000	1,022,931
3.15%, 12/01/2024	2,500,000	2,593,865
3.23%, 11/01/2020	724,278	763,686
3.24%, 10/01/2026	997,371	1,029,039
3.26%, 07/01/2022	1,355,270	1,426,866
3.28%, 08/01/2020	3,841,646	4,039,999
3.29%, 10/01/2020 - 08/01/2026	4,981,373	5,203,077
3.30%, 12/01/2026	1,000,000	1,041,713
3.35%, 08/01/2023	695,000	732,649
3.38%, 01/01/2018 - 12/01/2023	2,000,000	2,111,427
3.45%, 01/01/2024	1,000,000	1,061,593
3.48%, 01/25/2024 (C)	1,500,000	1,593,012
3.50%, 08/01/2032 - 08/01/2043	9,714,219	10,144,891
3.51%, 12/25/2023 (C)	1,776,000	1,893,014
3.56%, 01/01/2021	982,806	1,053,687
3.59%, 12/01/2020 - 10/01/2021	1,902,095	2,039,209
3.63%, 10/01/2029	500,859	532,612
3.65%, 04/25/2021	433,000	461,272
3.67%, 07/01/2023	925,000	998,328

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
United States (continued)
Federal National Mortgage Association (continued)
3.73%, 06/25/2021 - 07/01/2022	$ 1,238,368	$ 1,333,385
3.74%, 06/01/2018	379,850	404,184
3.76%, 04/25/2021 - 11/01/2023	1,500,000	1,623,309
3.77%, 09/01/2021	1,000,000	1,078,491
3.81%, 05/01/2022	936,164	1,006,425
3.82%, 06/01/2017	927,444	982,702
3.84%, 09/01/2020	652,425	705,135
3.87%, 08/01/2021	477,488	517,767
3.88%, 09/01/2021	1,530,874	1,665,392
4.04%, 10/01/2020	400,000	437,681
4.13%, 08/01/2021	476,694	526,576
4.25%, 04/01/2021	1,050,000	1,167,318
4.30%, 04/01/2021	440,190	488,699
4.33%, 04/01/2021	381,019	423,686
4.36%, 03/01/2020 - 05/01/2021	1,370,193	1,521,767
4.38%, 01/01/2021 - 04/01/2021	966,616	1,074,491
4.39%, 05/01/2021	295,802	329,466
4.48%, 02/01/2021	476,021	531,597
4.50%, 09/01/2040	514,280	563,153
4.51%, 12/01/2019	902,219	999,485
4.54%, 01/01/2020	679,911	749,981
4.78%, 12/01/2019	1,006,984	1,124,191
5.00%, 06/01/2033 - 08/01/2040	374,483	416,946
5.50%, 03/01/2024 - 01/01/2038	1,405,455	1,576,990
5.89%, 10/01/2017	721,327	794,817
6.00%, 08/01/2021 - 09/01/2037	2,214,505	2,498,486
7.00%, 11/01/2037 - 12/01/2037	103,749	119,987
Federal National Mortgage Association, PO
09/25/2024 - 08/25/2032	84,798	78,611
05/15/2030	400,000	243,245
Federal National Mortgage Association REMIC
0.46%, 07/25/2036 (C)	211,468	212,448
0.57%, 05/25/2027 (C)	343,525	345,268
0.67%, 05/25/2035 - 10/25/2042 (C)	2,082,130	2,096,808
0.77%, 04/25/2040 (C)	110,233	111,080
0.82%, 02/25/2024 (C)	179,738	182,541
1.07%, 03/25/2038 (C)	455,773	462,598
1.42%, 07/25/2023 (C)	343,921	351,188
3.00%, 05/25/2026	1,000,000	1,023,864
3.50%, 04/25/2031	1,000,000	1,034,424
4.00%, 05/25/2033	200,000	213,509
4.50%, 07/25/2038	120,175	122,604
5.00%, 10/25/2025	253,242	273,816
5.25%, 05/25/2039	122,639	126,455
5.50%, 04/25/2022 - 07/25/2040	2,320,286	2,527,259
6.00%, 03/25/2029	49,939	55,644
6.50%, 01/25/2032 - 07/25/2036	230,007	261,005
7.00%, 11/25/2041	251,485	293,137
22.51%, 06/25/2035 (C)	176,936	237,404
Federal National Mortgage Association REMIC, IO
5.00%, 08/25/2019	2,517,727	171,062
6.36%, 01/25/2041 (C)	590,112	131,604
6.43%, 08/25/2035 - 06/25/2036 (C)	881,531	119,354
6.53%, 03/25/2036 (C)	606,787	125,116

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
United States (continued)
Federal National Mortgage Association REMIC, PO
12/25/2034 - 12/25/2043	$ 2,138,416	$ 1,771,984
Financing Corp., PO
Series 2011-75, Class FA 05/11/2018	2,500,000	2,377,137
Government National Mortgage Association
0.50%, 12/20/2062 (C)	833,885	826,485
0.57%, 03/20/2063 (C)	460,471	457,116
0.61%, 03/20/2060 - 02/20/2063 (C)	1,533,275	1,530,643
0.63%, 03/20/2063 - 07/20/2064 (C)	1,919,596	1,910,784
0.64%, 04/20/2063 (C)	927,588	923,965
0.66%, 07/20/2064 (C)	2,460,940	2,447,101
0.71%, 04/20/2062 - 07/20/2062 (C)	670,293	673,454
0.76%, 04/20/2064 (C)	1,945,608	1,948,139
0.81%, 05/20/2061 - 03/20/2064 (C)	3,852,462	3,866,984
0.85%, 02/20/2064 (C)	949,307	955,213
0.86%, 09/20/2063 (C)	1,453,050	1,462,073
1.65%, 01/20/2063 - 04/20/2063	2,469,743	2,447,284
1.75%, 03/20/2063	497,744	494,851
2.00%, 06/20/2062	908,567	915,590
3.50%, 05/20/2035	184,726	187,003
3.95%, 11/16/2042 (C)	402,131	410,649
4.00%, 09/16/2025	500,000	536,406
4.70%, 10/20/2041	991,000	1,100,010
4.71%, 11/20/2042 (C)	787,246	847,479
5.00%, 04/20/2041	180,114	229,524
5.24%, 07/20/2060 (C)	627,278	687,608
5.50%, 01/16/2033 - 07/20/2037	1,107,120	1,234,991
5.84%, 12/20/2038 (C)	214,849	237,166
6.00%, 02/15/2024 - 09/20/2038	1,353,401	1,509,292
22.70%, 04/20/2037 (C)	103,915	143,616
Government National Mortgage Association, IO
6.43%, 05/20/2041 (C)	229,513	51,048
7.50%, 04/20/2031	187,442	47,673
Government National Mortgage Association, PO 02/17/2033 - 01/20/2038	150,393	144,277
National Credit Union Administration Guaranteed Notes Trust
2.90%, 10/29/2020	250,000	256,701
2.65%, 10/29/2020	804,681	822,899
Residual Funding Corp., PO 10/15/2019 - 10/15/2020	6,525,000	5,821,699
Tennessee Valley Authority
1.75%, 10/15/2018	171,000	172,599
5.25%, 09/15/2039	100,000	127,307
5.88%, 04/01/2036	425,000	579,734
Tennessee Valley Authority, PO 07/15/2028	1,000,000	637,868

Total U.S. Government Agency Obligations (Cost $220,241,972)		222,755,934

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 0.8%
Brazil - 0.0% (E)
Brazilian Government International Bond 5.00%, 01/27/2045	$ 200,000	$ 196,000

Canada - 0.0% (E)
Province of Ontario Canada
0.95%, 05/26/2015	185,000	185,459
1.65%, 09/27/2019	87,000	85,999

		271,458

Israel - 0.5%
Israel Government AID Bond Zero Coupon, 02/15/2024 - 08/15/2025	3,000,000	2,306,754
Series 8-Z
Zero Coupon, 08/15/2024 - 02/15/2025	2,000,000	1,521,489
Series 9-Z
Zero Coupon, 11/15/2024	1,000,000	760,514
Israel Government AID Bond, PO Series 2 11/01/2024	300,000	228,502

		4,817,259

Mexico - 0.1%
Mexico Government International Bond
4.00%, 10/02/2023	226,000	234,475
5.55%, 01/21/2045	119,000	138,337
Series 2012-1, Class A2
5.75%, 10/12/2110	70,000	75,250
Series MTN
3.50%, 01/21/2021 (A)	345,000	352,245
4.75%, 03/08/2044	92,000	95,910

		896,217

Poland - 0.0% (E)
Poland Government International Bond 4.00%, 01/22/2024	167,000	177,229

South Africa - 0.0% (E)
South Africa Government International Bond 5.38%, 07/24/2044	200,000	211,250

Supranational - 0.1%
African Development Bank 8.80%, 09/01/2019	130,000	163,906
Corp. Andina de Fomento 3.75%, 01/15/2016	64,000	65,603
International Bank for Reconstruction & Development Series 2 Zero Coupon, 02/15/2016	300,000	297,668

		527,177

Turkey - 0.1%
Turkey Government International Bond 5.75%, 03/22/2024 (A)	260,000	290,550

Total Foreign Government Obligations (Cost $7,219,332)		7,387,140

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MORTGAGE-BACKED SECURITIES - 4.6%
United States - 4.6%
A10 Securitization LLC
Series 2012-1, Class A
3.49%, 04/15/2024, 144A	$ 23,890	$ 23,893
Series 2013-1, Class A
2.40%, 11/15/2025, 144A	123,293	123,632
A10 Term Asset Financing LLC
Series 2013-2, Class A
2.62%, 11/15/2027, 144A	796,042	799,555
Series 2013-2, Class B
4.38%, 11/15/2027, 144A	250,000	254,324
Series 2014-1, Class A1
1.72%, 04/15/2033, 144A	343,000	342,512
Series 2014-1, Class A2
3.02%, 04/15/2033, 144A	301,000	301,511
Ajax Mortgage Loan Trust
Series 2013-A, Class A
3.50%, 02/25/2051, 144A (C) (F)	396,958	393,138
Series 2013-B, Class A
3.50%, 02/25/2051, 144A (C) (F)	676,864	675,898
Series 2014-A, Class A
3.75%, 10/25/2057, 144A (C)	489,067	488,040
American General Mortgage Loan Trust Series 2010-1A, Class A2 5.65%, 03/25/2058, 144A (C)	65,835	66,266
American Tower Trust I
Series 2013-1A, Class 1A
1.55%, 03/15/2043, 144A	225,000	222,336
Series 2013-2A, Class 2A
3.07%, 03/15/2048, 144A	250,000	248,532
ASG Re-REMIC Trust Series 2009-4, Class A60 6.00%, 06/28/2037, 144A	24,254	24,557
BAMLL Commercial Mortgage Securities Trust
Series 2012-PARK, Class A
2.96%, 12/10/2030, 144A	100,000	100,116
Series 2014-520M, Class C
4.21%, 08/15/2046, 144A (C)	150,000	150,636
Banc of America Commercial Mortgage Trust
Series 2006-1, Class A4
5.37%, 09/10/2045 (C)	800,000	820,202
Series 2006-5, Class A4
5.41%, 09/10/2047	375,000	392,288
Series 2007-5, Class A4
5.49%, 02/10/2051	500,000	533,649
Banc of America Funding Corp. Series 2012-R6, Class 1A1 3.00%, 10/26/2039, 144A (F)	199,299	197,518
Banc of America Funding Trust
Series 2005-E, Class 4A1
2.69%, 03/20/2035 (C)	148,094	148,023
Series 2010-R5, Class 1A1
5.50%, 10/26/2037, 144A	25,116	25,270
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2005-5, Class A4
5.12%, 10/10/2045 (C)	434,534	441,863

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Banc of America Merrill Lynch Commercial Mortgage, Inc. (continued)
Series 2005-6, Class A4
5.15%, 09/10/2047 (C)	$ 692,007	$ 706,282
Banc of America Mortgage Trust
Series 2003-J, Class 3A2
2.62%, 11/25/2033 (C)	148,660	149,308
Series 2004-5, Class 2A2
5.50%, 06/25/2034	53,974	55,001
Series 2004-6, Class 1A3
5.50%, 05/25/2034	98,671	103,747
BB-UBS Trust
Series 2012-SHOW, Class A
3.43%, 11/05/2036, 144A	500,000	508,743
Series 2012-TFT, Class A
2.89%, 06/05/2030, 144A	250,000	244,770
BCAP LLC Trust
Series 2010-RR4, Class 12A1
4.00%, 07/26/2036, 144A (C)	17,792	17,943
Series 2011-R11, Class 24A5
3.00%, 08/26/2022, 144A (C)	107,256	107,545
Series 2011-R11, Class 25A5
4.00%, 08/26/2021, 144A (C)	158,893	160,797
Series 2011-RR5, Class 11A3
0.31%, 05/28/2036, 144A (C)	50,225	49,384
Series 2011-RR5, Class 14A3
2.69%, 07/26/2036, 144A (C)	10,831	10,800
Series 2012-RR10, Class 1A1
0.39%, 02/26/2037, 144A (C)	293,874	283,439
Series 2012-RR10, Class 3A1
0.35%, 05/26/2036, 144A (C)	267,946	253,811
Series 2012-RR3, Class 2A5
2.23%, 05/26/2037, 144A (C)	198,823	199,314
Bear Stearns Alt-A Trust Series 2004-6, Class 1A 0.81%, 07/25/2034 (C)	538,935	516,540
Bear Stearns ARM Trust Series 2003-4, Class 3A1 2.32%, 07/25/2033 (C)	56,177	56,346
Bear Stearns Commercial Mortgage Securities Trust
Series 2004-PWR4, Class A3
5.47%, 06/11/2041 (C)	2,528	2,527
Series 2005-T20, Class A4A
5.13%, 10/12/2042 (C)	476,246	484,277
Series 2006-PW13, Class A4
5.54%, 09/11/2041	429,431	451,601
Series 2006-T22, Class A4
5.58%, 04/12/2038 (C)	519,014	538,234
Bear Stearns Commercial Mortgage Securities Trust, IO Series 2005-PWR8, Class X1 0.76%, 06/11/2041, 144A (C)	1,857,741	2,478
CAM Mortgage Trust Series 2014-2, Class A 2.60%, 05/15/2048, 144A (C)	160,101	160,086
CD Commercial Mortgage Trust Series 2005-CD1, Class AJ 5.23%, 07/15/2044 (C)	100,000	102,631

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
CD Commercial Mortgage Trust, IO Series 2007-CD4, Class XC 0.37%, 12/11/2049, 144A (C)	$ 6,778,728	$ 45,804
Chase Mortgage Finance Trust
Series 2004-S3, Class 2A5
5.50%, 03/25/2034	64,528	66,845
Series 2007-A1, Class 1A3
2.53%, 02/25/2037 (C)	104,777	103,306
Series 2007-A2, Class 2A1
2.51%, 07/25/2037 (C)	42,746	43,187
CHL Mortgage Pass-Through Trust
Series 2003-39, Class A6
5.00%, 10/25/2033	66,245	69,140
Series 2004-3, Class A26
5.50%, 04/25/2034	74,385	78,099
Series 2004-3, Class A4
5.75%, 04/25/2034	59,508	61,952
Citicorp Mortgage Securities, Inc. Series 2004-3, Class A5 5.25%, 05/25/2034	143,472	152,897
Citigroup Commercial Mortgage Trust
Series 2006-C5, Class A4
5.43%, 10/15/2049	100,000	105,892
Series 2013-SMP, Class A
2.11%, 01/12/2030, 144A	94,645	95,646
Citigroup Mortgage Loan Trust
Series 2008-AR4, Class 1A1A
2.73%, 11/25/2038, 144A (C)	81,946	82,125
Series 2010-8, Class 5A6
4.00%, 11/25/2036, 144A	277,613	282,559
Series 2012-A, Class A
2.50%, 06/25/2051, 144A (F)	107,216	107,819
COBALT CMBS Commercial Mortgage Trust
Series 2006-C1, Class A4
5.22%, 08/15/2048	67,497	71,128
Series 2006-C1, Class AM
5.25%, 08/15/2048	300,000	305,544
COMM Mortgage Trust
Series 2012-9W57, Class A
2.36%, 02/10/2029, 144A	400,000	407,746
Series 2013-300P, Class A1
4.35%, 08/10/2030, 144A	500,000	547,384
Series 2013-SFS, Class A2
2.99%, 04/12/2035, 144A	156,000	156,211
Series 2014-CR19, Class A5
3.80%, 08/10/2047	750,000	791,728
Series 2014-KYO, Class A
1.06%, 06/11/2027, 144A (C)	846,000	844,613
Series 2014-PAT, Class A
0.96%, 08/13/2027, 144A (C)	198,000	197,495
Series 2014-TWC, Class A
1.00%, 02/13/2032, 144A (C)	665,000	662,606
Series 2014-TWC, Class B
1.75%, 02/13/2032, 144A (C)	500,000	498,912
Commercial Mortgage Asset Trust Series 1999-C1, Class D 6.89%, 01/17/2032 (C)	8,359	8,346

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Commercial Mortgage Pass-Through Certificates Series 2012-MVP, Class A 2.10%, 11/17/2026, 144A (C)	$ 39,672	$ 39,739
Commercial Mortgage Trust
Series 2006-GG7, Class A4
5.82%, 07/10/2038 (C)	288,911	301,997
Series 2006-GG7, Class AM
5.82%, 07/10/2038 (C)	50,000	52,697
COOF Securitization Trust, Ltd., IO Series 2014-1, Class A 3.02%, 06/25/2040, 144A (C)	577,736	74,066
Credit Suisse Commercial Mortgage Trust Series 2006-C2, Class A3 5.67%, 03/15/2039 (C)	96,165	99,720
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4
5.25%, 09/25/2033	59,845	61,847
Series 2004-4, Class 2A4
5.50%, 09/25/2034	215,061	234,861
CSMC Trust
Series 2010-11R, Class A6
1.16%, 06/28/2047, 144A (C)	676,268	648,819
Series 2011-16R, Class 7A3
3.50%, 12/27/2036, 144A (C)	143,820	145,135
Series 2011-6R, Class 3A1
2.70%, 07/28/2036, 144A (C)	45,743	46,001
Series 2011-9R, Class A1
2.16%, 03/27/2046, 144A (C)	55,203	55,358
Series 2012-3R, Class 1A1
2.35%, 07/27/2037, 144A (C)	100,391	100,010
Series 2014-ICE, Class A
0.96%, 04/15/2027, 144A (C)	505,000	504,115
DBRR Trust
Series 2013-EZ2, Class A
0.85%, 02/25/2045, 144A (C)	158,650	158,622
Series 2013-EZ3, Class A
1.64%, 12/18/2049, 144A (C)	376,441	378,382
FDIC Trust Series 2013-N1, Class A 4.50%, 10/25/2018, 144A	82,322	82,961
GMACM Mortgage Loan Trust Series 2004-J5, Class A7 6.50%, 01/25/2035	42,190	43,972
GS Mortgage Securities Corp. Trust
Series 2012-ALOH, Class A
3.55%, 04/10/2034, 144A	700,000	729,371
Series 2013-NYC5, Class A
2.32%, 01/10/2030, 144A	100,000	101,187
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.31%, 08/10/2044, 144A (C)	200,000	210,887
GSMPS Mortgage Loan Trust Series 2005-RP3, Class 1AF 0.52%, 09/25/2035, 144A (C)	88,020	75,068
GSR Mortgage Loan Trust
Series 2003-10, Class 1A1
2.55%, 10/25/2033 (C)	51,261	51,094

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
GSR Mortgage Loan Trust (continued)
Series 2004-6F, Class 2A4
5.50%, 05/25/2034	$ 125,039	$ 128,782
Series 2004-8F, Class 2A3
6.00%, 09/25/2034	53,585	55,704
Impac CMB Trust Series 2005-4, Class 2A1 0.47%, 05/25/2035 (C)	71,198	70,743
Impac Secured Assets CMN Owner Trust Series 2003-3, Class A1 4.95%, 08/25/2033 (C)	106,512	111,030
Impac Secured Assets Trust
Series 2006-1, Class 2A1
0.52%, 05/25/2036 (C)	105,179	101,792
Series 2006-2, Class 2A1
0.52%, 08/25/2036 (C)	34,070	33,441
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-LDP3, Class A4A
4.94%, 08/15/2042 (C)	322,902	326,347
Series 2005-LDP5, Class A4
5.24%, 12/15/2044 (C)	458,300	465,973
Series 2006-CB15, Class A4
5.81%, 06/12/2043 (C)	320,633	336,129
Series 2006-CB16, Class A4
5.55%, 05/12/2045	121,244	126,680
Series 2006-LDP9, Class A3SF
0.32%, 05/15/2047 (C)	38,023	38,011
Series 2007-C1, Class A4
5.72%, 02/15/2051	298,761	321,313
Series 2013-JWRZ, Class A
0.94%, 04/15/2030, 144A (C)	700,000	699,399
JPMorgan Chase Commercial Mortgage Securities Trust, IO Series 2006-LDP8, Class X 0.53%, 05/15/2045 (C)	2,785,584	20,683
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1
1.99%, 02/25/2034 (C)	26,289	26,131
Series 2006-A2, Class 5A3
2.43%, 11/25/2033 (C)	78,542	78,705
KGS-Alpha SBA COOF Trust, IO Series 2014-2, Class A 3.12%, 04/25/2040, 144A (C)	917,796	135,375
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2 3.99%, 02/15/2036, 144A	192,000	201,177
LB-UBS Commercial Mortgage Trust
Series 2006-C3, Class A1A
5.64%, 03/15/2039 (C)	358,517	373,092
Series 2007-C2, Class A3
5.43%, 02/15/2040	163,499	174,914
LVII Re-REMIC Trust
Series 2009-2, Class M3
5.13%, 09/27/2037, 144A (C)	141,061	142,249
Series 2009-3, Class M3
5.19%, 11/27/2037, 144A (C)	100,000	100,409

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1
2.64%, 04/21/2034 (C)	$ 137,390	$ 138,167
Series 2004-13, Class 3A7
2.64%, 11/21/2034 (C)	64,590	65,722
MASTR Alternative Loan Trust
Series 2004-4, Class 1A1
5.50%, 05/25/2034	90,240	96,120
Series 2004-5, Class 5A1
4.75%, 06/25/2019	36,886	37,833
MASTR Alternative Loan Trust, PO Series 2003-8, Class 15 11/25/2018	169,272	165,679
MASTR Asset Securitization Trust
Series 2003-10, Class 3A1
5.50%, 11/25/2033	71,869	75,174
Series 2003-11, Class 9A6
5.25%, 12/25/2033	127,628	134,273
Series 2003-7, Class 1A1
5.50%, 09/25/2033	127,758	132,605
MASTR Seasoned Securitization Trust Series 2004-2, Class A2 6.50%, 08/25/2032	179,147	193,449
Merrill Lynch Mortgage Investors Trust
Series 2003-E, Class A1
0.79%, 10/25/2028 (C)	147,963	145,684
Series 2003-H, Class A1
0.81%, 01/25/2029 (C)	169,800	168,280
Series 2004-A, Class A1
0.63%, 04/25/2029 (C)	224,274	213,694
Merrill Lynch Mortgage Trust
Series 2005-CIP1, Class A4
5.05%, 07/12/2038 (C)	500,000	504,246
Series 2006-C2, Class A4
5.74%, 08/12/2043 (C)	534,703	564,677
ML-CFC Commercial Mortgage Trust, IO Series 2006-4, Class XC 0.21%, 12/12/2049, 144A (C)	2,046,733	22,524
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A3 3.67%, 02/15/2047	300,000	314,403
Morgan Stanley Capital I Trust
Series 2005-IQ10, Class A4A
5.23%, 09/15/2042 (C)	287,302	291,776
Series 2006-T21, Class A4
5.16%, 10/12/2052 (C)	300,000	307,599
Series 2006-T23, Class A4
5.81%, 08/12/2041 (C)	650,000	681,957
Morgan Stanley Capital I Trust, IO
Series 2006-IQ12, Class X1
0.47%, 12/15/2043, 144A (C)	2,576,780	20,699
Series 2007-HQ11, Class X
0.22%, 02/12/2044, 144A (C)	4,131,099	16,446
Morgan Stanley Re-REMIC Trust
Series 2012-IO, Class AXA
1.00%, 03/27/2051, 144A	155,158	154,964

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Morgan Stanley Re-REMIC Trust (continued)
Series 2012-XA, Class A
2.00%, 07/27/2049, 144A	$ 434,307	$ 435,393
Series 2012-XA, Class B
0.25%, 07/27/2049, 144A	200,000	177,000
Morgan Stanley Re-REMIC Trust, PO Series 2009, Class B 07/17/2056, 144A	12,963	12,908
NorthStar Mortgage Trust Series 2012-1, Class A 1.36%, 08/25/2029, 144A (C)	23,173	23,173
ORES NPL LLC Series 2013-LV2, Class A 3.08%, 09/25/2025, 144A	171,795	171,795
Provident Funding Mortgage Loan Trust Series 2005-1, Class 2A1 2.48%, 05/25/2035 (C)	68,071	68,838
RAIT Trust Series 2014-FL3, Class A 1.41%, 12/15/2031, 144A (C)	468,000	468,081
RALI Trust
Series 2003-QS13, Class A2
4.00%, 07/25/2033	473,281	447,657
Series 2003-QS13, Class A5
0.82%, 07/25/2033 (C)	158,506	147,661
Series 2004-QA4, Class NB3
3.76%, 09/25/2034 (C)	60,012	59,455
RBS Commercial Funding, Inc. Series 2013-SMV, Class A 3.26%, 03/11/2031, 144A	160,000	162,437
RCMC LLC Series 2012-CRE1, Class A 5.62%, 11/15/2044, 144A	121,274	124,742
Sequoia Mortgage Trust
Series 10, Class 1A
0.97%, 10/20/2027 (C)	146,685	143,445
Series 2003-1, Class 1A
0.93%, 04/20/2033 (C)	337,506	336,552
Series 2003-2, Class A1
0.83%, 06/20/2033 (C)	117,707	113,333
Series 2004-11, Class A1
0.47%, 12/20/2034 (C)	115,126	109,785
Series 2004-5, Class A2
0.69%, 06/20/2034 (C)	330,984	321,735
Series 2004-8, Class A1
0.87%, 09/20/2034 (C)	465,808	444,484
Series 2004-9, Class A1
0.51%, 10/20/2034 (C)	397,747	379,069
Springleaf Mortgage Loan Trust
Series 2012-1A, Class A
2.67%, 09/25/2057, 144A (C)	60,923	61,831
Series 2012-1A, Class M3
6.00%, 09/25/2057, 144A (C)	150,000	152,485
Series 2012-2A, Class A
2.22%, 10/25/2057, 144A (C)	221,839	224,814
Series 2012-2A, Class M4
6.00%, 10/25/2057, 144A (C)	100,000	103,940

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Springleaf Mortgage Loan Trust (continued)
Series 2012-3A, Class A
1.57%, 12/25/2059, 144A (C)	$ 197,135	$ 196,990
Series 2012-3A, Class M1
2.66%, 12/25/2059, 144A (C)	100,000	99,984
Series 2013-1A, Class A
1.27%, 06/25/2058, 144A (C)	264,883	263,975
Series 2013-1A, Class M1
2.31%, 06/25/2058, 144A (C)	207,000	202,847
Series 2013-1A, Class M2
3.14%, 06/25/2058, 144A (C)	144,000	144,269
Series 2013-1A, Class M3
3.79%, 06/25/2058, 144A (C)	159,000	160,188
Series 2013-2A, Class A
1.78%, 12/25/2065, 144A (C)	470,362	469,538
Series 2013-2A, Class M1
3.52%, 12/25/2065, 144A (C)	156,000	159,158
Series 2013-2A, Class M2
4.48%, 12/25/2065, 144A (C)	350,000	360,319
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-1, Class 4A4
2.57%, 02/25/2034 (C)	945,866	943,850
Series 2004-4, Class 5A
2.38%, 04/25/2034 (C)	25,148	24,693
Series 2004-6, Class 4A1
2.39%, 06/25/2034 (C)	376,803	378,978
Series 2004-6, Class 5A4
2.35%, 06/25/2034 (C)	30,592	30,422
Structured Asset Mortgage Investments II Trust
Series 2004-AR5, Class 1A1
0.82%, 10/19/2034 (C)	72,594	68,364
Series 2005-AR5, Class A3
0.41%, 07/19/2035 (C)	270,191	258,965
Structured Asset Securities Corp. Series 2003-37A, Class 2A 3.62%, 12/25/2033 (C)	16,100	16,132
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2003-15A, Class 2A1
2.46%, 04/25/2033 (C)	95,721	96,515
Series 2003-30, Class 1A5
5.50%, 10/25/2033	63,815	67,054
Thornburg Mortgage Securities Trust
Series 2003-4, Class A1
0.81%, 09/25/2043 (C)	183,633	175,409
Series 2004-3, Class A
0.91%, 09/25/2044 (C)	218,402	211,750
Series 2004-4, Class 3A
1.97%, 12/25/2044 (C)	320,988	319,059
UBS-BAMLL Trust Series 2012-WRM, Class A 3.66%, 06/10/2030, 144A	174,000	178,480
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4
3.53%, 05/10/2063	104,000	108,587

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
UBS-Barclays Commercial Mortgage Trust (continued)
Series 2013-C6, Class A4
3.24%, 04/10/2046	$ 286,000	$ 291,644
UBS-Barclays Commercial Mortgage Trust, IO Series 2012-C2, Class XA 1.76%, 05/10/2063, 144A (C)	751,390	59,567
VML LLC Series 2014-NPL1, Class A1 3.88%, 04/25/2054, 144A (C)	236,226	236,226
VNDO Mortgage Trust
Series 2012-6AVE, Class A
3.00%, 11/15/2030, 144A	544,235	544,769
Series 2013-PENN, Class A
3.81%, 12/13/2029, 144A	400,000	423,258
Wachovia Bank Commercial Mortgage Trust
Series 2004-C11, Class A5
5.19%, 01/15/2041 (C)	17,126	17,123
Series 2005-C22, Class A4
5.27%, 12/15/2044 (C)	225,692	230,511
Wachovia Bank Commercial Mortgage Trust, IO Series 2006-C24, Class XC 0.10%, 03/15/2045, 144A (C)	9,371,340	14,066
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR10, Class A7
2.42%, 10/25/2033 (C)	72,945	74,420
Series 2003-AR11, Class A6
2.42%, 10/25/2033 (C)	140,700	142,421
Series 2003-AR5, Class A7
2.44%, 06/25/2033 (C)	118,921	120,218
Series 2003-AR6, Class A1
2.44%, 06/25/2033 (C)	161,455	161,690
Series 2003-AR7, Class A7
2.30%, 08/25/2033 (C)	146,175	146,806
Series 2003-S3, Class 1A4
5.50%, 06/25/2033	62,645	64,936
Series 2004-CB2, Class 7A
5.50%, 08/25/2019	49,390	50,835
Series 2004-CB3, Class 3A
5.50%, 10/25/2019	57,594	59,766
Wells Fargo Commercial Mortgage Trust Series 2013-120B, Class A 2.71%, 03/18/2028, 144A (C)	400,000	400,596
Wells Fargo Mortgage Loan Trust Series 2012-RR1, Class A1 2.85%, 08/27/2037, 144A (C)	185,345	182,564
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-G, Class A1
2.49%, 06/25/2033 (C)	125,856	127,050
Series 2004-EE, Class 3A2
2.50%, 12/25/2034 (C)	391,488	400,544
Series 2004-I, Class 1A1
2.60%, 07/25/2034 (C)	280,172	282,554
Series 2004-P, Class 2A1
2.61%, 09/25/2034 (C)	132,537	133,231

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Wells Fargo Mortgage-Backed Securities Trust (continued)
Series 2004-R, Class 2A1
2.62%, 09/25/2034 (C)	$ 64,134	$ 64,971
Series 2005-AR3, Class 1A1
2.62%, 03/25/2035 (C)	779,863	785,684
Series 2005-AR8, Class 2A1
2.59%, 06/25/2035 (C)	48,206	48,506
Series 2005-AR9, Class 2A1
2.59%, 10/25/2033 (C)	52,889	53,372
Wells Fargo Re-REMIC Trust Series 2012-IO, Class A 1.75%, 08/20/2021, 144A	129,463	129,423
WFRBS Commercial Mortgage Trust
Series 2011-C3, Class A4
4.38%, 03/15/2044, 144A	100,000	109,011
Series 2012-C6, Class A4
3.44%, 04/15/2045	200,000	208,952

Total Mortgage-Backed Securities (Cost $45,305,157)		45,627,159

ASSET-BACKED SECURITIES - 5.8%
Cayman Islands - 0.0% (E)
Carlyle Global Market Strategies Commodities Funding, Ltd. Series 2014-1A, Class A 2.13%, 10/15/2021, 144A (C) (D) (F)	433,334	433,334

Ireland - 0.1%
Trafigura Securitisation Finance PLC
Series 2012-1A, Class A
2.56%, 10/15/2015, 144A (C)	229,000	230,181
Series 2014-1A, Class A
1.11%, 10/15/2021, 144A (C)	744,000	744,000

		974,181

United States - 5.7%
Aames Mortgage Investment Trust Series 2005-3, Class M1 0.70%, 08/25/2035, 144A (C)	302,443	288,091
Academic Loan Funding Trust
Series 2012-1A, Class A1
0.97%, 12/27/2022, 144A (C)	333,204	335,126
Series 2013-1A, Class A
0.97%, 12/26/2044, 144A (C)	351,241	350,123
Ally Auto Receivables Trust
Series 2012-1, Class A3
0.93%, 02/16/2016	1,686	1,686
Series 2012-3, Class A3
0.85%, 08/15/2016	30,760	30,790
Series 2013-2, Class A3
0.79%, 01/15/2018	402,000	401,657
Series 2013-2, Class A4
1.24%, 11/15/2018	120,000	119,601
Series 2013-SN1, Class A3
0.72%, 05/20/2016	176,719	176,779
Series 2014-SN2, Class A3
1.03%, 09/20/2017	165,000	164,611

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
American Credit Acceptance Receivables Trust
Series 2012-3, Class A
1.64%, 11/15/2016, 144A	$ 12,406	$ 12,412
Series 2013-1, Class A
1.45%, 04/16/2018, 144A	87,471	87,546
Series 2013-2, Class A
1.32%, 02/15/2017, 144A	79,461	79,516
Series 2014-1, Class A
1.14%, 03/12/2018, 144A	36,608	36,618
Series 2014-2, Class A
0.99%, 10/10/2017, 144A	562,554	562,116
Series 2014-2, Class B
2.26%, 03/10/2020, 144A	227,000	226,781
Series 2014-4, Class A
1.33%, 07/10/2018, 144A	337,000	336,905
AmeriCredit Automobile Receivables Trust
Series 2012-3, Class A3
0.96%, 01/09/2017	15,033	15,039
Series 2013-1, Class A3
0.61%, 10/10/2017	20,639	20,642
AXIS Equipment Finance Receivables II LLC Series 2013-1A, Class A 1.75%, 03/20/2017, 144A	193,206	193,151
Bank of America Auto Trust Series 2012-1, Class A3 0.78%, 06/15/2016	13,277	13,279
BMW Vehicle Lease Trust Series 2013-1, Class A3 0.54%, 09/21/2015	23,648	23,652
BMW Vehicle Owner Trust
Series 2013-A, Class A3
0.67%, 11/27/2017	170,000	169,989
Series 2014-A, Class A2
0.53%, 04/25/2017	274,000	273,996
Series 2014-A, Class A3
0.97%, 11/26/2018	240,000	239,740
BXG Receivables Note Trust Series 2012-A, Class A 2.66%, 12/02/2027, 144A	68,283	67,856
Cabela’s Master Credit Card Trust Series 2012-1A, Class A1 1.63%, 02/18/2020, 144A	100,000	100,515
California Republic Auto Receivables Trust Series 2012-1, Class A 1.18%, 08/15/2017, 144A	230,825	231,299
Capital Auto Receivables Asset Trust
Series 2013-1, Class A2
0.62%, 07/20/2016	36,276	36,282
Series 2013-3, Class A1B
0.60%, 11/20/2015 (C)	75,741	75,747
Series 2013-4, Class A3
1.09%, 03/20/2018	431,000	430,959
CarFinance Capital Auto Trust
Series 2013-2A, Class A
1.75%, 11/15/2017, 144A	46,355	46,482
Series 2014-1A, Class A
1.46%, 12/17/2018, 144A	211,808	212,097
Series 2014-1A, Class B
2.72%, 04/15/2020, 144A	125,000	126,083

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
CarFinance Capital Auto Trust (continued)
Series 2014-2A, Class A
1.44%, 11/16/2020, 144A	$ 438,271	$ 437,907
CarMax Auto Owner Trust
Series 2013-1, Class A3
0.60%, 10/16/2017	200,525	200,424
Series 2013-4, Class A3
0.80%, 07/16/2018	154,000	153,823
Series 2013-4, Class A4
1.28%, 05/15/2019	83,000	82,494
Series 2014-2, Class A3
0.98%, 01/15/2019	421,000	419,721
Carnow Auto Receivables Trust Series 2014-1A, Class A 0.96%, 01/17/2017, 144A	275,756	275,452
Chase Funding Trust Series 2003-2, Class 2A2 0.73%, 02/25/2033 (C)	268,707	243,334
CNH Equipment Trust
Series 2011-A, Class A4
2.04%, 10/17/2016	29,037	29,054
Series 2012-A, Class A3
0.94%, 05/15/2017	16,143	16,147
Concord Funding Co. LLC
Series 2012-2, Class A
3.15%, 01/15/2017, 144A	400,000	400,000
Series 2013-1, Class A
2.42%, 02/15/2015, 144A	150,000	150,937
CPS Auto Receivables Trust
Series 2011-B, Class A
3.68%, 09/17/2018, 144A	38,007	38,575
Series 2011-C, Class A
4.21%, 03/15/2019, 144A	23,928	24,375
Series 2012-A, Class A
2.78%, 06/17/2019, 144A	21,743	22,014
Series 2012-B, Class A
2.52%, 09/16/2019, 144A	98,176	98,741
Series 2013-A, Class A
1.31%, 06/15/2020, 144A	101,151	100,655
Series 2013-C, Class A
1.64%, 04/16/2018, 144A	303,616	303,887
Series 2013-D, Class A
1.54%, 07/16/2018, 144A	514,774	515,220
Series 2014-A, Class A
1.21%, 08/15/2018, 144A	295,729	294,943
Series 2014-C, Class A
1.31%, 02/15/2019, 144A	357,590	356,456
Series 2014-C, Class C
3.77%, 08/17/2020, 144A	100,000	99,914
Series 2014-D, Class A
1.49%, 04/15/2019, 144A	750,000	748,140
Series 2014-D, Class C
4.35%, 11/16/2020, 144A	100,000	99,768
CPS Auto Trust
Series 2012-C, Class A
1.82%, 12/16/2019, 144A	49,219	49,495
Series 2012-D, Class A
1.48%, 03/16/2020, 144A	43,753	43,758

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Credit Acceptance Auto Loan Trust Series 2012-2A, Class A 1.52%, 03/16/2020, 144A	$ 271,116	$ 271,681
DT Auto Owner Trust Series 2014-3A, Class A 0.98%, 04/16/2018, 144A	638,000	637,614
Exeter Automobile Receivables Trust
Series 2012-2A, Class A
1.30%, 06/15/2017, 144A	16,248	16,262
Series 2013-1A, Class A
1.29%, 10/16/2017, 144A	527,233	528,169
Series 2013-2A, Class A
1.49%, 11/15/2017, 144A	388,466	388,939
Series 2014-1A, Class A
1.29%, 05/15/2018, 144A	372,127	372,429
Series 2014-2A, Class A
1.06%, 08/15/2018, 144A	435,882	435,191
Series 2014-2A, Class C
3.26%, 12/16/2019, 144A	65,000	63,599
Series 2014-3A, Class A
1.32%, 01/15/2019, 144A	936,792	936,629
Fifth Third Auto
Series 2013-1, Class A3
0.88%, 10/16/2017	209,000	209,313
Fifth Third Auto Trust
Series 2014-3, Class A2A
0.57%, 05/15/2017	320,000	319,703
Series 2014-3, Class A3
0.96%, 03/15/2019	155,000	154,367
First Investors Auto Owner Trust
Series 2012-2A, Class A2
1.47%, 05/15/2018, 144A	32,531	32,593
Series 2013-1A, Class A2
0.90%, 10/15/2018, 144A	173,761	173,728
Series 2014-3A, Class A2
1.06%, 11/15/2018, 144A	474,000	473,596
Series 2014-3A, Class A3
1.67%, 11/16/2020, 144A	193,000	192,422
Flagship Credit Auto Trust
Series 2013-1, Class A
1.32%, 04/16/2018, 144A	127,826	127,932
Series 2013-2, Class A
1.94%, 01/15/2019, 144A	277,297	279,070
Series 2014-1, Class A
1.21%, 04/15/2019, 144A	342,461	341,591
Series 2014-1, Class B
2.55%, 02/18/2020, 144A	50,000	49,899
Series 2014-2, Class A
1.43%, 12/16/2019, 144A	474,158	473,564
Series 2014-2, Class B
2.84%, 11/16/2020, 144A	134,000	133,763
Series 2014-2, Class C
3.95%, 12/15/2020, 144A	66,000	66,042
Ford Credit Auto Lease Trust
Series 2013-B, Class A3
0.76%, 09/15/2016	336,000	336,212
Series 2013-B, Class A4
0.96%, 10/15/2016	125,000	125,185

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Ford Credit Auto Lease Trust (continued)
Series 2014-A, Class A2A
0.50%, 10/15/2016	$ 230,615	$ 230,473
Series 2014-B, Class A3
0.89%, 09/15/2017	139,000	138,798
Series 2014-B, Class A4
1.10%, 11/15/2017	88,000	88,159
Ford Credit Auto Owner Trust
Series 2012-A, Class A3
0.84%, 08/15/2016	9,753	9,757
Series 2012-B, Class A3
0.72%, 12/15/2016	24,117	24,129
Series 2014-B, Class A3
0.90%, 10/15/2018	237,000	236,819
Series 2014-C, Class A2
0.61%, 08/15/2017	1,000,000	998,566
Series 2014-C, Class A3
1.06%, 05/15/2019	611,000	609,235
Ford Credit Floorplan Master Owner Trust
Series 2013-1, Class A2
0.54%, 01/15/2018 (C)	112,000	112,041
FRT Trust
Series 2013-1A, Class A1N
3.96%, 10/25/2033, 144A (C) (F)	24,758	24,776
Series 2013-1A, Class AR
4.21%, 10/25/2018, 144A (C) (F)	12,886	12,878
GCAT
Series 2014-1, Class A1
3.23%, 07/25/2019, 144A (C)	461,096	462,567
GLC II Trust
Series 2014-A, Class A
4.00%, 12/18/2020, 144A	1,000,000	1,000,000
GLC Trust
Series 2014-A, Class A
3.00%, 07/15/2021, 144A	822,869	817,726
GM Financial Automobile Leasing Trust
Series 2014-1A, Class A2
0.61%, 07/20/2016, 144A	554,376	553,896
GMAT Trust
Series 2013-1A, Class A
3.97%, 11/25/2043, 144A (C)	282,110	284,105
Series 2014-1A, Class A
3.72%, 02/25/2044, 144A (C)	85,462	85,492
Gold Key Resorts LLC
Series 2014-A, Class A
3.22%, 03/17/2031, 144A	345,210	345,247
HLSS Servicer Advance Receivables Backed Notes
Series 2013-T2, Class A2
1.15%, 05/16/2044, 144A	850,000	849,150
Series 2013-T7, Class AT7
1.98%, 11/15/2046, 144A	428,000	423,806
HLSS Servicer Advance Receivables Trust
Series 2012-T2, Class A2
1.99%, 10/15/2045, 144A	146,000	146,587
Series 2013-T1, Class A2
1.50%, 01/16/2046, 144A	210,000	209,832

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
HLSS Servicer Advance Receivables Trust (continued)
Series 2013-T1, Class B2
1.74%, 01/16/2046, 144A	$ 124,000	$ 124,025
Series 2014-T1, Class AT1
1.24%, 01/17/2045, 144A	780,000	780,000
Series 2014-T2, Class AT2
2.22%, 01/15/2047, 144A	277,000	276,640
Honda Auto Receivables Owner Trust
Series 2012-1, Class A3
0.77%, 01/15/2016	14,713	14,720
Series 2012-1, Class A4
0.97%, 04/16/2018	79,000	79,127
Series 2012-2, Class A3
0.70%, 02/16/2016	18,450	18,457
Series 2013-4, Class A3
0.69%, 09/18/2017	382,000	381,713
Series 2013-4, Class A4
1.04%, 02/18/2020	140,000	140,058
Series 2014-1, Class A2
0.41%, 09/21/2016	511,388	511,181
Series 2014-2, Class A3
0.77%, 03/19/2018	186,000	185,590
Huntington Auto Trust
Series 2012-1, Class A3
0.81%, 09/15/2016	19,696	19,709
Hyundai Auto Receivables Trust
Series 2011-B, Class A4
1.65%, 02/15/2017	7,270	7,276
Series 2012-B, Class A3
0.62%, 09/15/2016	15,336	15,341
Series 2013-A, Class A4
0.75%, 09/17/2018	200,000	199,663
Series 2014-B, Class A3
0.90%, 12/17/2018	351,000	350,056
John Deere Owner Trust
Series 2012-B, Class A4
0.69%, 01/15/2019	182,000	181,869
Series 2014-A, Class A2
0.45%, 09/15/2016	591,788	591,858
KGS Alpha SBA Coof Trust, IO
0.86%, 08/25/2038	2,970,071	110,914
1.80%, 03/25/2039	1,945,037	111,536
Madison Avenue Manufactured Housing Contract Trust
Series 2002-A, Class M2
2.42%, 03/25/2032 (C)	86,072	86,051
MMCA Auto Owner Trust
Series 2012-A, Class A4
1.57%, 08/15/2017, 144A	150,495	151,205
Nationstar Agency Advance Funding Trust
Series 2013-T1A, Class AT1
1.00%, 02/15/2045, 144A	469,000	468,831
Series 2013-T2A, Class AT2
1.89%, 02/18/2048, 144A	100,000	97,819
Navitas Equipment Receivables LLC
Series 2013-1, Class A
1.95%, 11/15/2016, 144A	95,515	95,569

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Nissan Auto Lease Trust
Series 2013-B, Class A3
0.75%, 06/15/2016	$ 142,459	$ 142,570
Nissan Auto Receivables Owner Trust
Series 2014-A, Class A2
0.42%, 11/15/2016	412,494	412,199
Series 2014-B, Class A3
1.11%, 05/15/2019	240,000	239,405
Normandy Mortgage Loan Co. LLC
Series 2013-NPL3, Class A
4.95%, 09/16/2043, 144A (C)	1,058,385	1,056,798
NYMT Residential LLC
Series 2012-RP1A
4.25%, 12/25/2017, 144A (C) (F)	398,575	398,575
Oak Hill Advisors Residential Loan Trust
Series 2014-NPL2, Class A1
3.48%, 04/25/2054, 144A (C)	682,990	682,957
OnDeck Asset Securitization Trust LLC
Series 2014-1A, Class A
3.15%, 05/17/2018, 144A	491,000	489,651
OneMain Financial Issuance Trust
Series 2014-1A, Class A
2.43%, 06/18/2024, 144A	589,000	588,988
Series 2014-1A, Class B
3.24%, 06/18/2024, 144A	100,000	100,940
Series 2014-2A, Class A
2.47%, 09/18/2024, 144A	918,000	921,599
Series 2014-2A, Class B
3.02%, 09/18/2024, 144A	280,000	280,174
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2004-MCW1, Class M1
1.11%, 10/25/2034 (C)	102,145	101,767
PFS Tax Lien Trust
Series 2014-1
1.44%, 05/15/2029, 144A	117,472	117,534
Progreso Receivables Funding II LLC
Series 2014-A, Class A
3.50%, 07/08/2019, 144A	600,000	600,375
RAMP Trust
Series 2004-RS11, Class M1
1.10%, 11/25/2034 (C)	142,732	140,845
Series 2004-RZ1, Class M1
4.82%, 03/25/2034 (C)	201,356	203,425
Series 2006-RZ1, Class A3
0.47%, 03/25/2036 (C)	192,743	187,969
RBSHD Trust
Series 2013-1A, Class A
4.69%, 10/25/2047, 144A (C) (F)	413,198	414,392
Real Estate Asset Trust
Series 2013-1A, Class A1
3.23%, 05/25/2052, 144A (C) (F)	457,204	458,347
Santander Drive Auto Receivables Trust
Series 2012-5, Class A3
0.83%, 12/15/2016	1,987	1,988
Series 2013-A, Class A3
1.02%, 01/16/2018, 144A	395,031	395,599

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Selene Non-Performing Loans LLC
Series 2014-1A, Class A
2.98%, 05/25/2054, 144A (C)	$ 302,664	$ 300,007
SNAAC Auto Receivables Trust
Series 2013-1A, Class A
1.14%, 07/16/2018, 144A	9,730	9,739
Series 2014-1A, Class A
1.03%, 09/17/2018, 144A	222,538	222,469
Soundview Home Loan Trust
Series 2003-2, Class M2
2.64%, 11/25/2033 (C)	98,386	94,379
SpringCastle America Funding LLC
Series 2014-AA, Class A
2.70%, 05/25/2023, 144A	1,588,807	1,586,276
Series 2014-AA, Class B
4.61%, 10/25/2027, 144A	300,000	302,351
Springleaf Funding Trust
Series 2013-AA, Class A
2.58%, 09/15/2021, 144A	1,200,000	1,203,455
Series 2014-AA, Class A
2.41%, 12/15/2022, 144A	1,213,000	1,211,996
Series 2014-AA, Class B
3.45%, 12/15/2022, 144A	146,000	146,072
Stanwich Mortgage Loan Co. LLC
Series 2013-NPL2, Class A
3.23%, 04/16/2059, 144A	274,047	270,621
Stanwich Mortgage Loan Trust
Series 2013-NPL1, Class A
2.98%, 02/16/2043, 144A	100,693	100,190
Sunset Mortgage Loan Co. LLC
Series 2014-NPL2, Class A
3.72%, 11/16/2044, 144A (C)	1,472,736	1,472,736
Tidewater Auto Receivables Trust
Series 2014-AA, Class A3
1.40%, 07/15/2018, 144A	439,000	438,000
Toyota Auto Receivables Owner Trust
Series 2014-A, Class A2
0.41%, 08/15/2016	542,095	542,147
Series 2014-C, Class A2
0.51%, 02/15/2017	242,000	242,038
Series 2014-C, Class A3
0.93%, 07/16/2018	154,000	153,968
Truman Capital Mortgage Loan Trust
Series 2014-NPL1, Class A1
3.23%, 07/25/2053, 144A (C)	596,870	596,094
Series 2014-NPL2, Class A1
3.13%, 06/25/2054, 144A (C)	349,365	348,937
Series 2014-NPL3, Class A1
3.13%, 04/25/2053, 144A (C)	322,414	322,009
United Auto Credit Securitization Trust Series 2013-1, Class B 1.74%, 04/15/2016, 144A	362,836	363,235
USAA Auto Owner Trust Series 2014-1, Class A2 0.38%, 10/17/2016	141,193	141,160
Vericrest Opportunity Loan Transferee LLC Series 2014-NPL4, Class A1 3.13%, 04/27/2054, 144A (C)	1,330,141	1,322,399

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Volkswagen Auto Loan Enhanced Trust Series 2012-1, Class A3 0.85%, 08/22/2016	$ 29,829	$ 29,866
VOLT XIX LLC Series 2014-NP11, Class A1 3.88%, 04/26/2055, 144A (C)	1,000,000	998,962
VOLT XV LLC Series 2014-3A, Class A1 3.25%, 05/26/2054, 144A (C)	345,741	344,748
VOLT XVI LLC Series 2014-NPL5, Class A1 3.23%, 09/25/2058, 144A (C)	665,288	664,284
VOLT XXII LLC Series 2014-NPL1, Class A1 3.63%, 10/27/2053, 144A (C)	727,032	727,542
VOLT XXIII LLC
Series 2014-NPL2, Class A1
3.63%, 11/25/2053, 144A (C)	765,352	768,163
Series 2014-NPL2, Class A2
4.75%, 11/25/2053, 144A (C)	199,175	199,431
VOLT XXIV LLC Series 2014-NPL3, Class A1 3.25%, 11/25/2053, 144A (C)	813,315	814,084
VOLT XXVI LLC
Series 2014-NPL6, Class A1
3.13%, 09/25/2043, 144A (C)	543,200	542,406
Series 2014-NPL6, Series A2
4.25%, 09/25/2043, 144A (C)	188,000	184,049
VOLT XXVII LLC Series 2014-NPL7, Class A1 3.13%, 08/27/2057, 144A (C)	919,631	918,348
Westgate Resorts LLC
Series 2012-1, Class A
4.50%, 09/20/2025, 144A	43,555	43,689
Series 2012-2A, Class A
3.00%, 01/20/2025, 144A	77,791	78,312
Series 2012-3A, Class A
2.50%, 03/20/2025, 144A	98,465	98,884
World Omni Auto Receivables Trust
Series 2012-A, Class A3
0.64%, 02/15/2017	27,767	27,778
Series 2013-B, Class A3
0.83%, 08/15/2018	233,000	232,850
Series 2013-B, Class A4
1.32%, 01/15/2020	127,000	126,641

		56,621,552

Total Asset-Backed Securities (Cost $57,865,916)		58,029,067

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.1%
United States - 0.1%
City of Los Angeles Department of Airports, Revenue Bonds 6.58%, 05/15/2039	25,000	32,795
Ohio State University, Revenue Bonds Series A 4.80%, 06/01/2111	91,000	99,056

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
United States (continued)
Port Authority of New York & New Jersey, Revenue Bonds 4.46%, 10/01/2062	$ 210,000	$ 221,622
State of California, General Obligation Unlimited 7.30%, 10/01/2039	80,000	117,387

Total Municipal Government Obligations (Cost $434,756)		470,860

CORPORATE DEBT SECURITIES - 19.1%
Australia - 0.3%
Australia & New Zealand Banking Group, Ltd. 2.40%, 11/23/2016, 144A	272,000	278,267
BHP Billiton Finance USA, Ltd.
2.05%, 09/30/2018 (A)	77,000	77,286
3.25%, 11/21/2021	80,000	82,621
4.13%, 02/24/2042	70,000	68,424
5.00%, 09/30/2043	250,000	283,380
Commonwealth Bank of Australia 2.25%, 03/16/2017, 144A	250,000	255,628
Macquarie Bank, Ltd.
1.60%, 10/27/2017, 144A	180,000	178,817
2.00%, 08/15/2016, 144A	268,000	271,264
2.60%, 06/24/2019, 144A	87,000	87,729
5.00%, 02/22/2017, 144A	241,000	257,052
Macquarie Group, Ltd.
6.00%, 01/14/2020, 144A	30,000	33,980
6.25%, 01/14/2021, 144A	80,000	91,554
National Australia Bank, Ltd.
2.00%, 06/20/2017, 144A	300,000	304,468
3.00%, 07/27/2016, 144A	200,000	206,219
Rio Tinto Finance USA, Ltd.
3.75%, 09/20/2021	20,000	20,556
4.13%, 05/20/2021	80,000	84,126
Westpac Banking Corp.
1.20%, 05/19/2017 (A)	325,000	323,558
2.45%, 11/28/2016, 144A	200,000	204,992

		3,109,921

Bermuda - 0.0% (E)
Weatherford International, Ltd.
5.95%, 04/15/2042	40,000	33,869
6.75%, 09/15/2040	60,000	55,889
9.88%, 03/01/2039	90,000	112,235

		201,993

Canada - 1.0%
Agrium, Inc. 5.25%, 01/15/2045	114,000	123,133
Air Canada Pass-Through Trust 4.13%, 11/15/2026, 144A	59,043	59,633
Anadarko Finance Co. 7.50%, 05/01/2031	190,000	249,866
Bank of Montreal
Series MTN
1.40%, 09/11/2017 (A)	139,000	138,850
1.45%, 04/09/2018	302,000	298,275
2.38%, 01/25/2019	100,000	100,961
2.55%, 11/06/2022	247,000	242,271

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Canada (continued)
Bank of Nova Scotia
1.25%, 04/11/2017	$ 460,000	$ 458,507
1.38%, 12/18/2017	250,000	248,404
2.55%, 01/12/2017	100,000	102,554
2.80%, 07/21/2021	190,000	190,079
Barrick Gold Corp. 5.25%, 04/01/2042	125,000	115,544
Burlington Resources Finance Co. 7.40%, 12/01/2031	150,000	211,442
Canadian Imperial Bank of Commerce
0.90%, 10/01/2015	45,000	45,132
1.55%, 01/23/2018	98,000	97,518
Canadian Natural Resources, Ltd.
1.75%, 01/15/2018	94,000	93,447
6.25%, 03/15/2038	30,000	33,366
6.45%, 06/30/2033	80,000	93,828
7.20%, 01/15/2032	50,000	60,595
Canadian Oil Sands, Ltd. 6.00%, 04/01/2042, 144A	50,000	45,146
Canadian Pacific Railway Co. 7.13%, 10/15/2031	150,000	206,297
CDP Financial, Inc. 4.40%, 11/25/2019, 144A	250,000	275,282
Cenovus Energy, Inc.
3.00%, 08/15/2022	28,000	26,207
4.45%, 09/15/2042	65,000	56,212
5.20%, 09/15/2043	70,000	67,415
6.75%, 11/15/2039	100,000	113,921
CNOOC Nexen Finance ULC 4.25%, 04/30/2024	209,000	216,248
Enbridge, Inc. 4.00%, 10/01/2023	180,000	175,787
Encana Corp. 6.50%, 08/15/2034 (A)	40,000	43,421
Glencore Finance Canada, Ltd.
4.25%, 10/25/2022, 144A	179,000	178,123
5.55%, 10/25/2042, 144A	80,000	80,724
Hydro-Quebec
8.40%, 01/15/2022	40,000	53,818
9.40%, 02/01/2021	220,000	299,872
Petro-Canada 5.35%, 07/15/2033	50,000	55,667
Placer Dome, Inc. 6.45%, 10/15/2035	180,000	198,733
Rogers Communications, Inc.
4.10%, 10/01/2023	213,000	223,786
5.45%, 10/01/2043	118,000	135,433
Royal Bank of Canada
1.20%, 09/19/2018	246,000	244,595
2.00%, 10/01/2018	318,000	320,929
Series MTN
1.50%, 01/16/2018	370,000	367,975
2.30%, 07/20/2016	55,000	56,130
Suncor Energy, Inc.
3.60%, 12/01/2024	107,000	105,733
5.95%, 12/01/2034	150,000	175,225
6.10%, 06/01/2018	450,000	504,769

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Canada (continued)
Talisman Energy, Inc.
5.50%, 05/15/2042	$ 50,000	$ 47,196
5.85%, 02/01/2037	60,000	58,222
6.25%, 02/01/2038	60,000	60,913
7.75%, 06/01/2019	40,000	46,075
Teck Resources, Ltd.
3.75%, 02/01/2023 (A)	197,000	176,569
4.50%, 01/15/2021	100,000	97,812
4.75%, 01/15/2022	169,000	164,726
Thomson Reuters Corp. 3.95%, 09/30/2021	346,000	364,622
Toronto-Dominion Bank
1.50%, 03/13/2017, 144A (A)	230,000	231,777
2.20%, 07/29/2015, 144A	100,000	100,973
Series MTN
1.40%, 04/30/2018 (A)	295,000	293,152
2.25%, 11/05/2019 (A)	16,000	16,032
2.50%, 07/14/2016	57,000	58,391
Total Capital Canada, Ltd.
0.61%, 01/15/2016 (C)	60,000	60,105
2.75%, 07/15/2023 (A)	70,000	67,901
TransCanada PipeLines, Ltd.
2.50%, 08/01/2022	30,000	28,261
3.75%, 10/16/2023	270,000	270,312
7.25%, 08/15/2038	100,000	133,762

		9,467,654

Cayman Islands - 0.1%
Hutchison Whampoa International 12 II, Ltd. 3.25%, 11/08/2022, 144A	200,000	198,843
Noble Holding International, Ltd.
3.95%, 03/15/2022 (A)	7,000	6,132
5.25%, 03/15/2042 (A)	105,000	82,828
6.05%, 03/01/2041	80,000	68,788
Transocean, Inc.
3.80%, 10/15/2022 (A)	223,000	180,703
6.38%, 12/15/2021 (A)	112,000	103,314
6.50%, 11/15/2020 (A)	80,000	75,438
7.35%, 12/15/2041	10,000	9,010
7.50%, 04/15/2031	25,000	23,069
Vale Overseas, Ltd. 4.38%, 01/11/2022	345,000	330,686
XLIT, Ltd. 6.38%, 11/15/2024	100,000	118,972

		1,197,783

China - 0.0% (E)
Industrial & Commercial Bank of China, Ltd. Series MTN 2.35%, 11/13/2017	250,000	249,335

Colombia - 0.0% (E)
Ecopetrol SA 4.13%, 01/16/2025	107,000	101,650

Curaçao - 0.0% (E)
Teva Pharmaceutical Finance Co., BV
2.95%, 12/18/2022	135,000	131,498
3.65%, 11/10/2021	80,000	81,978

		213,476

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
France - 0.4%
Banque Federative du Credit Mutuel SA
1.70%, 01/20/2017, 144A	$ 500,000	$ 501,090
2.75%, 01/22/2019, 144A (A)	290,000	294,582
BPCE SA
4.00%, 04/15/2024	250,000	261,291
Series MTN
0.86%, 06/23/2017 (C)	265,000	264,986
Credit Agricole SA
3.88%, 04/15/2024, 144A	250,000	258,303
8.13%, 09/19/2033, 144A (C)	200,000	223,135
Electricite de France SA
2.15%, 01/22/2019, 144A (A)	140,000	140,345
4.88%, 01/22/2044, 144A	125,000	138,730
5.25%, 01/29/2023, 144A (C) (G)	175,000	179,375
6.00%, 01/22/2114, 144A	350,000	407,730
Orange SA
2.75%, 09/14/2016	17,000	17,372
5.50%, 02/06/2044	40,000	46,918
9.00%, 03/01/2031	60,000	91,523
Total Capital International SA
0.75%, 01/25/2016	18,000	18,011
1.55%, 06/28/2017 (A)	38,000	38,130
2.70%, 01/25/2023	415,000	401,837
2.75%, 06/19/2021	300,000	301,122
2.88%, 02/17/2022	57,000	56,424

		3,640,904

Germany - 0.1%
Deutsche Bank AG
2.50%, 02/13/2019	200,000	202,449
3.70%, 05/30/2024	133,000	134,964
6.00%, 09/01/2017	80,000	88,871

		426,284

Ireland - 0.0% (E)
Perrigo Finance PLC
3.50%, 12/15/2021	200,000	202,333
3.90%, 12/15/2024	200,000	203,658

		405,991

Italy - 0.1%
Enel SpA 8.75%, 09/24/2073, 144A (C)	200,000	232,250
Intesa Sanpaolo SpA 5.25%, 01/12/2024	400,000	433,318

		665,568

Japan - 0.1%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
2.35%, 02/23/2017, 144A	200,000	203,377
4.10%, 09/09/2023, 144A	200,000	215,359
Mizuho Bank, Ltd.
1.30%, 04/16/2017, 144A	200,000	198,161
2.45%, 04/16/2019, 144A	200,000	198,699
3.60%, 09/25/2024, 144A	230,000	233,698
Nippon Telegraph & Telephone Corp. 1.40%, 07/18/2017	47,000	46,862

		1,096,156

Jersey, Channel Islands - 0.0% (E)
Swiss Re Capital I, LP 6.85%, 05/25/2016, 144A (C) (G)	100,000	104,750

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Korea, Republic of - 0.0% (E)
Korea National Oil Corp. 3.13%, 04/03/2017, 144A	$ 200,000	$ 205,214

Luxembourg - 0.1%
Actavis Funding SCS
3.85%, 06/15/2024	90,000	90,460
4.85%, 06/15/2044	140,000	142,063
ArcelorMittal 5.00%, 02/25/2017	185,000	192,400
Ingersoll-Rand Luxembourg Finance SA 2.63%, 05/01/2020	60,000	59,612
Petrobras International Finance Co. SA
5.38%, 01/27/2021	36,000	33,356
6.75%, 01/27/2041	100,000	90,957
7.88%, 03/15/2019	160,000	168,379
Schlumberger Investment SA
3.30%, 09/14/2021, 144A	23,000	23,606
3.65%, 12/01/2023	82,000	85,719
Tyco International Finance SA 8.50%, 01/15/2019	100,000	121,839

		1,008,391

Mexico - 0.1%
America Movil SAB de CV
1.24%, 09/12/2016 (C)	280,000	282,003
3.13%, 07/16/2022	400,000	394,656
5.00%, 03/30/2020	290,000	319,794
Petroleos Mexicanos
4.25%, 01/15/2025, 144A	52,000	51,662
4.88%, 01/18/2024	65,000	67,535
6.38%, 01/23/2045	186,000	210,645

		1,326,295

Netherlands - 0.4%
ABN AMRO Bank NV 2.50%, 10/30/2018, 144A	440,000	444,407
Airbus Group Finance BV 2.70%, 04/17/2023, 144A	64,000	63,148
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.38%, 01/19/2017	195,000	203,421
3.88%, 02/08/2022	79,000	84,038
3.95%, 11/09/2022	250,000	254,657
Deutsche Telekom International Finance BV
2.25%, 03/06/2017, 144A	150,000	152,369
3.13%, 04/11/2016, 144A	300,000	307,478
8.75%, 06/15/2030	30,000	44,315
EDP Finance BV 4.13%, 01/15/2020, 144A	255,000	256,428
Heineken NV
1.40%, 10/01/2017, 144A	60,000	59,654
3.40%, 04/01/2022, 144A	150,000	154,228
ING Bank NV 3.75%, 03/07/2017, 144A	200,000	209,300
Koninklijke Philips NV 3.75%, 03/15/2022	245,000	255,125
LYB International Finance BV 4.88%, 03/15/2044	215,000	221,185
LyondellBasell Industries NV 5.00%, 04/15/2019	200,000	218,153

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Netherlands (continued)
Petrobras Global Finance BV
3.25%, 03/17/2017	$ 200,000	$ 188,500
4.38%, 05/20/2023 (A)	84,000	72,247
6.25%, 03/17/2024	271,000	257,867
Shell International Finance BV
1.13%, 08/21/2017	42,000	41,929
3.40%, 08/12/2023	210,000	216,743
4.30%, 09/22/2019	50,000	54,873
4.55%, 08/12/2043	180,000	196,915
Siemens Financieringsmaatschappij NV
5.75%, 10/17/2016, 144A	125,000	135,148
6.13%, 08/17/2026, 144A	120,000	148,886

		4,241,014

New Zealand - 0.1%
ANZ New Zealand International, Ltd. 2.60%, 09/23/2019, 144A	200,000	201,983
BNZ International Funding, Ltd. 2.35%, 03/04/2019, 144A	250,000	250,030

		452,013

Norway - 0.1%
Statoil ASA
1.15%, 05/15/2018	134,000	131,421
1.20%, 01/17/2018	44,000	43,481
2.45%, 01/17/2023	58,000	55,322
2.65%, 01/15/2024	143,000	138,915
2.90%, 11/08/2020	31,000	31,710
3.15%, 01/23/2022	20,000	20,188
3.25%, 11/10/2024	61,000	61,201
4.25%, 11/23/2041	16,000	16,400
5.25%, 04/15/2019	100,000	112,422

		611,060

Singapore - 0.0% (E)
Oversea-Chinese Banking Corp., Ltd. 1.63%, 03/13/2015, 144A	200,000	200,357

Spain - 0.1%
Telefonica Emisiones SAU
4.57%, 04/27/2023	180,000	192,716
5.13%, 04/27/2020	62,000	68,634
5.88%, 07/15/2019	40,000	45,523
6.42%, 06/20/2016	100,000	106,975

		413,848

Sweden - 0.2%
Nordea Bank AB
3.13%, 03/20/2017, 144A	250,000	258,994
4.88%, 05/13/2021, 144A	200,000	216,673
Skandinaviska Enskilda Banken AB
1.75%, 03/19/2018, 144A	615,000	611,869
2.38%, 11/20/2018, 144A	200,000	202,277
Stadshypotek AB 1.88%, 10/02/2019, 144A	250,000	246,933
Swedbank AB 1.75%, 03/12/2018, 144A	675,000	673,499

		2,210,245

Switzerland - 0.2%
Credit Suisse
3.00%, 10/29/2021	595,000	592,222

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Switzerland (continued)
Credit Suisse (continued)
Series MTN
2.30%, 05/28/2019	$ 250,000	$ 249,571
5.30%, 08/13/2019	100,000	112,171
Credit Suisse Group AG
6.25%, 12/18/2024, 144A (C) (G)	200,000	192,350
7.50%, 12/11/2023, 144A (C) (G)	200,000	208,000
UBS AG
Series MTN
2.38%, 08/14/2019	475,000	474,972
5.75%, 04/25/2018	220,000	247,487

		2,076,773

United Kingdom - 0.7%
Abbey National Treasury Services PLC 2.35%, 09/10/2019	450,000	448,485
AON PLC 3.50%, 06/14/2024	100,000	100,205
BAE Systems PLC 5.80%, 10/11/2041, 144A	25,000	30,312
Barclays Bank PLC
2.25%, 05/10/2017, 144A (A)	200,000	204,043
5.13%, 01/08/2020	100,000	112,123
6.05%, 12/04/2017, 144A	295,000	324,474
Barclays PLC 2.75%, 11/08/2019	220,000	218,656
BAT International Finance PLC 3.25%, 06/07/2022, 144A	126,000	126,704
BP Capital Markets PLC
1.38%, 11/06/2017 - 05/10/2018	174,000	171,274
1.85%, 05/05/2017	71,000	71,583
2.75%, 05/10/2023	150,000	140,269
3.25%, 05/06/2022	497,000	488,570
3.54%, 11/04/2024	230,000	228,691
3.81%, 02/10/2024	92,000	92,597
4.50%, 10/01/2020	50,000	54,098
British Telecommunications PLC 2.00%, 06/22/2015	300,000	301,817
Diageo Capital PLC
1.50%, 05/11/2017	76,000	76,101
2.63%, 04/29/2023	55,000	53,475
Ensco PLC 4.70%, 03/15/2021	265,000	266,201
GlaxoSmithKline Capital PLC 2.85%, 05/08/2022	145,000	145,008
HSBC Bank PLC
1.50%, 05/15/2018, 144A	410,000	405,529
3.50%, 06/28/2015, 144A (A)	400,000	405,694
4.75%, 01/19/2021, 144A	240,000	267,178
HSBC Holdings PLC
4.00%, 03/30/2022	163,000	173,480
4.88%, 01/14/2022	100,000	111,465
5.10%, 04/05/2021	70,000	79,128
5.63%, 01/17/2020 (A) (C) (G)	200,000	200,700
6.38%, 09/17/2024 (A) (C) (G)	200,000	202,000
Invesco Finance PLC 4.00%, 01/30/2024	74,000	77,592
Lloyds Banking Group PLC 7.50%, 06/27/2024 (C) (G)	200,000	203,500

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United Kingdom (continued)
Rio Tinto Finance USA PLC
1.63%, 08/21/2017	$ 58,000	$ 57,976
2.88%, 08/21/2022 (A)	275,000	264,402
Royal Bank of Scotland PLC 6.13%, 01/11/2021	40,000	47,135
Schlumberger Oilfield UK PLC 4.20%, 01/15/2021, 144A (A)	70,000	75,949
Sky PLC 3.75%, 09/16/2024, 144A	230,000	231,409
Standard Chartered Bank 6.40%, 09/26/2017, 144A	100,000	111,556
Standard Chartered PLC 5.20%, 01/26/2024, 144A	210,000	218,203
Vodafone Group PLC
1.50%, 02/19/2018	80,000	78,566
1.63%, 03/20/2017	100,000	99,954
4.38%, 02/19/2043	195,000	190,045
WPP Finance 3.75%, 09/19/2024 (A)	115,000	115,425

		7,271,572

United States - 14.9%
21st Century Fox America, Inc.
5.40%, 10/01/2043	60,000	71,432
6.15%, 02/15/2041	100,000	127,265
6.55%, 03/15/2033	50,000	64,947
6.65%, 11/15/2037	100,000	133,526
9.50%, 07/15/2024	80,000	110,755
ABB Finance USA, Inc.
1.63%, 05/08/2017	16,000	16,053
2.88%, 05/08/2022	23,000	23,115
4.38%, 05/08/2042	12,000	12,994
AbbVie, Inc.
1.20%, 11/06/2015	100,000	100,294
1.75%, 11/06/2017	266,000	266,578
2.90%, 11/06/2022	205,000	201,828
Access Midstream Partners, LP / ACMP Finance Corp. 4.88%, 05/15/2023	160,000	162,400
Actavis, Inc. 3.25%, 10/01/2022	129,000	125,597
ADT Corp.
3.50%, 07/15/2022	25,000	21,313
4.13%, 06/15/2023 (A)	192,000	173,760
4.88%, 07/15/2042	20,000	14,800
Advance Auto Parts, Inc. 4.50%, 01/15/2022	200,000	212,301
Aetna, Inc.
3.50%, 11/15/2024	75,000	76,233
4.50%, 05/15/2042	120,000	127,047
4.75%, 03/15/2044	35,000	38,591
6.75%, 12/15/2037	70,000	92,321
AGL Capital Corp.
3.50%, 09/15/2021	182,000	188,375
4.40%, 06/01/2043	79,000	83,246
5.25%, 08/15/2019	130,000	145,348
6.38%, 07/15/2016	50,000	53,788
AIG Global Funding 1.65%, 12/15/2017, 144A	284,000	283,951

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
AIG SunAmerica Global Financing X 6.90%, 03/15/2032, 144A	$ 150,000	$ 206,539
Air Lease Corp. 3.38%, 01/15/2019 (A)	265,000	268,312
Alabama Power Co.
3.55%, 12/01/2023	76,000	80,110
4.15%, 08/15/2044	64,000	67,192
6.00%, 03/01/2039	38,000	50,083
Allegheny Technologies, Inc. 6.13%, 08/15/2023	168,000	171,867
Allstate Corp. 3.15%, 06/15/2023	110,000	110,536
Altria Group, Inc.
2.63%, 01/14/2020	155,000	155,450
2.85%, 08/09/2022	150,000	145,754
4.25%, 08/09/2042	315,000	301,868
Amazon.com, Inc.
2.50%, 11/29/2022	185,000	175,105
3.30%, 12/05/2021	151,000	153,067
4.80%, 12/05/2034	117,000	122,819
4.95%, 12/05/2044	70,000	72,310
American Airlines Pass-Through Trust 4.95%, 07/15/2024	377,586	404,489
American Electric Power Co., Inc. 1.65%, 12/15/2017	26,000	26,007
American Express Co.
1.55%, 05/22/2018	385,000	381,340
2.65%, 12/02/2022	103,000	101,020
3.63%, 12/05/2024	131,000	132,092
7.00%, 03/19/2018	120,000	138,834
American Express Credit Corp.
1.30%, 07/29/2016	255,000	256,111
2.13%, 03/18/2019	150,000	149,812
Series MTN
2.25%, 08/15/2019	200,000	200,032
2.80%, 09/19/2016	39,000	40,147
American Honda Finance Corp.
1.60%, 02/16/2018, 144A	200,000	199,026
Series MTN
1.55%, 12/11/2017	110,000	110,469
2.25%, 08/15/2019	525,000	526,689
American International Group, Inc.
3.38%, 08/15/2020	454,000	471,616
4.13%, 02/15/2024	106,000	112,838
4.50%, 07/16/2044	265,000	279,975
6.40%, 12/15/2020	260,000	310,042
American Tower Corp.
3.45%, 09/15/2021	240,000	235,954
3.50%, 01/31/2023	130,000	125,607
4.50%, 01/15/2018	160,000	169,918
American Water Capital Corp.
3.40%, 03/01/2025	59,000	59,376
3.85%, 03/01/2024	200,000	210,575
Ameriprise Financial, Inc. 4.00%, 10/15/2023	180,000	190,668
Amgen, Inc.
3.63%, 05/22/2024	577,000	586,486
3.88%, 11/15/2021	30,000	31,695

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Amgen, Inc. (continued)
5.15%, 11/15/2041	$ 80,000	$ 90,172
5.65%, 06/15/2042	171,000	203,456
5.70%, 02/01/2019	50,000	56,244
6.38%, 06/01/2037	100,000	125,866
6.40%, 02/01/2039	38,000	48,246
Anadarko Petroleum Corp.
3.45%, 07/15/2024 (A)	225,000	219,654
4.50%, 07/15/2044 (A)	136,000	131,985
6.38%, 09/15/2017	330,000	366,895
Anheuser-Busch InBev Finance, Inc.
2.63%, 01/17/2023	310,000	300,917
3.70%, 02/01/2024	600,000	623,260
4.63%, 02/01/2044 (A)	75,000	81,575
Anheuser-Busch InBev Worldwide, Inc.
2.50%, 07/15/2022	130,000	126,345
5.38%, 01/15/2020	455,000	515,350
8.20%, 01/15/2039	20,000	30,876
ANR Pipeline Co. 9.63%, 11/01/2021	70,000	95,990
Anthem, Inc.
2.30%, 07/15/2018	85,000	85,470
3.13%, 05/15/2022	62,000	61,963
3.30%, 01/15/2023	21,000	20,980
3.50%, 08/15/2024	208,000	209,508
4.63%, 05/15/2042	50,000	52,468
4.65%, 08/15/2044	97,000	102,726
5.10%, 01/15/2044	225,000	252,844
Aon Corp. 3.13%, 05/27/2016	29,000	29,758
Apache Corp.
3.25%, 04/15/2022	14,000	13,755
4.75%, 04/15/2043	98,000	91,904
5.10%, 09/01/2040	90,000	88,158
6.90%, 09/15/2018	50,000	57,513
Appalachian Power Co.
5.80%, 10/01/2035	25,000	30,715
6.70%, 08/15/2037	55,000	73,521
Apple, Inc.
0.48%, 05/03/2018 (C)	172,000	172,115
2.40%, 05/03/2023	284,000	276,047
2.85%, 05/06/2021	264,000	270,061
3.85%, 05/04/2043	320,000	320,231
Arizona Public Service Co.
3.35%, 06/15/2024 (A)	169,000	174,502
4.50%, 04/01/2042	8,000	8,473
5.05%, 09/01/2041	23,000	27,038
Arrow Electronics, Inc.
3.00%, 03/01/2018	21,000	21,534
3.38%, 11/01/2015	75,000	76,352
6.88%, 06/01/2018	50,000	56,636
7.50%, 01/15/2027	110,000	134,808
Associates Corp. of North America 6.95%, 11/01/2018	225,000	262,798
AT&T, Inc.
2.38%, 11/27/2018	245,000	246,898
3.00%, 02/15/2022	280,000	274,730
3.88%, 08/15/2021	80,000	83,705

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
AT&T, Inc. (continued)
4.30%, 12/15/2042	$ 781,000	$ 742,506
4.35%, 06/15/2045	110,000	103,703
4.45%, 05/15/2021	150,000	161,162
4.80%, 06/15/2044	185,000	188,507
5.50%, 02/01/2018	50,000	55,195
Atmos Energy Corp.
4.13%, 10/15/2044	75,000	77,744
6.35%, 06/15/2017	100,000	111,684
8.50%, 03/15/2019	126,000	156,607
AvalonBay Communities, Inc. 3.63%, 10/01/2020	155,000	161,214
BAE Systems Holdings, Inc.
3.80%, 10/07/2024, 144A	45,000	46,129
4.75%, 10/07/2044, 144A	48,000	51,263
6.38%, 06/01/2019, 144A	80,000	92,362
Baltimore Gas & Electric Co.
2.80%, 08/15/2022 (A)	180,000	179,399
3.35%, 07/01/2023	260,000	266,501
5.20%, 06/15/2033	200,000	238,744
Bank of America Corp.
2.00%, 01/11/2018	1,125,000	1,124,145
2.60%, 01/15/2019	600,000	604,666
2.65%, 04/01/2019	400,000	402,934
5.13%, 06/17/2019 (C) (G)	255,000	245,916
5.63%, 10/14/2016	350,000	374,810
5.70%, 01/24/2022	450,000	521,297
6.50%, 08/01/2016	213,000	229,470
Series MTN
3.30%, 01/11/2023	889,000	889,068
4.00%, 04/01/2024	97,000	100,999
4.25%, 10/22/2026	302,000	301,322
5.00%, 05/13/2021 - 01/21/2044	375,000	418,623
5.63%, 07/01/2020	460,000	523,751
5.65%, 05/01/2018	105,000	116,652
5.88%, 02/07/2042	20,000	25,027
6.40%, 08/28/2017	100,000	111,417
6.88%, 04/25/2018	50,000	57,429
7.63%, 06/01/2019	200,000	241,722
Series X
6.25%, 09/05/2024 (C) (G)	280,000	276,762
Bank of New York Mellon Corp.
3.55%, 09/23/2021	19,000	19,864
4.50%, 06/20/2023 (C) (G)	122,000	112,469
Series MTN
2.10%, 01/15/2019	123,000	123,390
2.40%, 01/17/2017	119,000	121,887
3.25%, 09/11/2024	190,000	190,091
4.15%, 02/01/2021	55,000	59,922
4.60%, 01/15/2020	100,000	110,330
Barrick North America Finance LLC 4.40%, 05/30/2021	100,000	100,975
Bayer US Finance LLC 3.38%, 10/08/2024, 144A	200,000	203,514
BB&T Corp.
5.20%, 12/23/2015	100,000	103,988
Series MTN
1.60%, 08/15/2017	31,000	30,983

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
BB&T Corp. (continued)
2.05%, 06/19/2018	$ 56,000	$ 56,369
2.25%, 02/01/2019	100,000	100,205
2.45%, 01/15/2020	170,000	169,308
6.85%, 04/30/2019	60,000	71,179
Becton Dickinson and Co.
1.80%, 12/15/2017	140,000	140,516
2.68%, 12/15/2019	28,000	28,368
3.73%, 12/15/2024	182,000	187,383
4.69%, 12/15/2044	55,000	59,233
Bed Bath & Beyond, Inc. 4.92%, 08/01/2034	124,000	127,953
Berkshire Hathaway Energy Co.
2.40%, 02/01/2020, 144A	45,000	44,804
3.50%, 02/01/2025, 144A (A)	211,000	212,342
3.75%, 11/15/2023	293,000	305,478
4.50%, 02/01/2045, 144A	195,000	204,038
5.15%, 11/15/2043	40,000	45,261
6.13%, 04/01/2036	75,000	94,225
Berkshire Hathaway Finance Corp.
4.30%, 05/15/2043	110,000	116,614
4.40%, 05/15/2042	62,000	66,686
5.40%, 05/15/2018	200,000	223,785
Berkshire Hathaway, Inc.
3.40%, 01/31/2022	106,000	110,370
3.75%, 08/15/2021 (A)	122,000	130,505
4.50%, 02/11/2043	130,000	142,169
BlackRock, Inc.
3.38%, 06/01/2022	50,000	51,558
3.50%, 03/18/2024 (A)	40,000	41,194
Blackstone Holdings Finance Co. LLC 5.88%, 03/15/2021, 144A	120,000	138,815
Boardwalk Pipelines, LP 4.95%, 12/15/2024	58,000	57,663
Boston Gas Co. 4.49%, 02/15/2042, 144A	24,000	25,858
Boston Properties, LP
3.85%, 02/01/2023	160,000	166,092
5.88%, 10/15/2019	175,000	200,449
Branch Banking & Trust Co. 2.85%, 04/01/2021	520,000	523,025
Bunge, Ltd. Finance Corp. 8.50%, 06/15/2019	130,000	159,320
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	198,000	197,370
3.05%, 03/15/2022 - 09/01/2022	216,000	217,477
3.45%, 09/15/2021	40,000	41,740
4.10%, 06/01/2021	140,000	151,847
4.40%, 03/15/2042	50,000	52,455
4.45%, 03/15/2043	50,000	52,237
4.90%, 04/01/2044	15,000	16,865
5.15%, 09/01/2043	231,000	266,370
5.40%, 06/01/2041	60,000	71,575
5.75%, 05/01/2040	150,000	185,064
7.95%, 08/15/2030	200,000	287,953
Camden Property Trust 5.70%, 05/15/2017	200,000	217,897

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Cameron International Corp. 4.00%, 12/15/2023	$ 28,000	$ 27,929
Capital One Bank USA NA
2.25%, 02/13/2019	250,000	248,189
3.38%, 02/15/2023	550,000	546,943
Capital One Financial Corp.
1.00%, 11/06/2015	91,000	90,913
2.15%, 03/23/2015	100,000	100,298
Capital One NA 2.40%, 09/05/2019	300,000	298,535
Cargill, Inc. 3.30%, 03/01/2022, 144A	110,000	113,543
Caterpillar Financial Services Corp.
Series MTN
1.25%, 11/06/2017	43,000	42,796
2.75%, 08/20/2021 (A)	60,000	60,521
2.85%, 06/01/2022	77,000	77,030
3.25%, 12/01/2024	320,000	324,228
3.75%, 11/24/2023	121,000	128,379
7.15%, 02/15/2019	100,000	119,630
Caterpillar, Inc.
1.50%, 06/26/2017 (A)	35,000	35,216
2.60%, 06/26/2022	31,000	30,638
CBS Corp.
3.70%, 08/15/2024	125,000	124,658
4.85%, 07/01/2042	100,000	101,350
4.90%, 08/15/2044	68,000	69,051
Celgene Corp.
1.90%, 08/15/2017	74,000	74,261
3.63%, 05/15/2024	88,000	89,859
Centel Capital Corp. 9.00%, 10/15/2019	25,000	29,983
CenterPoint Energy Resources Corp.
4.50%, 01/15/2021	100,000	109,662
6.13%, 11/01/2017	30,000	33,587
CF Industries, Inc.
4.95%, 06/01/2043	50,000	49,842
5.38%, 03/15/2044	70,000	75,523
7.13%, 05/01/2020	200,000	238,273
Chevron Corp.
2.36%, 12/05/2022	50,000	48,486
3.19%, 06/24/2023	74,000	75,382
Cigna Corp. 4.00%, 02/15/2022	195,000	205,475
Cisco Systems, Inc.
2.13%, 03/01/2019	235,000	236,106
3.63%, 03/04/2024	215,000	224,043
5.50%, 01/15/2040	180,000	219,344
Citigroup, Inc.
1.55%, 08/14/2017	220,000	219,379
1.85%, 11/24/2017	362,000	361,584
2.50%, 09/26/2018 - 07/29/2019	545,000	547,995
2.55%, 04/08/2019	100,000	100,658
3.38%, 03/01/2023	77,000	77,689
3.50%, 05/15/2023	100,000	97,349
3.75%, 06/16/2024 (A)	97,000	99,061
3.88%, 10/25/2023	575,000	597,656

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Citigroup, Inc. (continued)
4.30%, 11/20/2026	$ 505,000	$ 503,869
4.45%, 01/10/2017	380,000	401,692
4.75%, 05/19/2015	62,000	62,914
4.95%, 11/07/2043	115,000	128,188
5.35%, 05/15/2023 (C) (G)	80,000	73,800
5.38%, 08/09/2020	13,000	14,775
5.50%, 09/13/2025	115,000	127,248
6.01%, 01/15/2015	81,000	81,115
6.30%, 05/15/2024 (C) (G)	260,000	256,100
8.50%, 05/22/2019	250,000	311,517
Cleveland Electric Illuminating Co.
7.88%, 11/01/2017	50,000	58,107
8.88%, 11/15/2018	70,000	86,393
CME Group, Inc. 3.00%, 09/15/2022	100,000	101,624
CMS Energy Corp. 8.75%, 06/15/2019	50,000	62,597
CNA Financial Corp. 7.35%, 11/15/2019	200,000	238,709
Comcast Cable Communications LLC 8.88%, 05/01/2017	100,000	117,020
Comcast Corp.
4.20%, 08/15/2034	278,000	290,690
4.25%, 01/15/2033	139,000	147,191
4.50%, 01/15/2043 (A)	215,000	229,041
4.75%, 03/01/2044	335,000	373,321
6.45%, 03/15/2037	60,000	79,825
6.50%, 11/15/2035	210,000	280,349
7.05%, 03/15/2033	90,000	125,222
Comerica, Inc. 3.80%, 07/22/2026	180,000	181,274
ConAgra Foods, Inc.
1.30%, 01/25/2016	24,000	23,996
2.10%, 03/15/2018	21,000	20,932
ConocoPhillips 5.75%, 02/01/2019	90,000	102,310
ConocoPhillips Co. 1.05%, 12/15/2017	70,000	69,105
Consolidated Edison Co. of New York, Inc.
3.30%, 12/01/2024	175,000	178,202
4.20%, 03/15/2042	25,000	25,926
4.63%, 12/01/2054	125,000	136,899
5.85%, 04/01/2018 (A)	100,000	113,169
Consumers Energy Co.
2.85%, 05/15/2022	8,000	7,998
4.35%, 08/31/2064	32,000	33,405
5.65%, 04/15/2020	110,000	126,611
Continental Airlines Pass-Through Trust 4.00%, 04/29/2026	39,763	40,360
Cox Communications, Inc.
3.25%, 12/15/2022, 144A	140,000	137,457
4.80%, 02/01/2035, 144A	250,000	260,468
Credit Suisse USA, Inc. 5.13%, 08/15/2015	50,000	51,325
CRH America, Inc. 6.00%, 09/30/2016	22,000	23,679

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Crown Castle Towers LLC 3.21%, 08/15/2035, 144A	$ 60,000	$ 60,719
CSX Corp.
3.40%, 08/01/2024	200,000	202,576
4.10%, 03/15/2044	27,000	26,746
4.25%, 06/01/2021	23,000	24,979
7.90%, 05/01/2017	95,000	108,447
CVS Health Corp.
2.75%, 12/01/2022	445,000	433,422
4.00%, 12/05/2023	71,000	75,137
5.30%, 12/05/2043	47,000	56,185
CVS Pass-Through Trust
4.70%, 01/10/2036, 144A	68,298	72,755
5.93%, 01/10/2034, 144A	52,052	60,529
6.20%, 10/10/2025, 144A	128,167	147,571
Daimler Finance North America LLC
1.30%, 07/31/2015, 144A	150,000	150,612
1.88%, 01/11/2018, 144A	250,000	250,869
2.25%, 09/03/2019, 144A	150,000	149,495
2.38%, 08/01/2018, 144A	151,000	153,119
2.63%, 09/15/2016, 144A	150,000	153,665
2.88%, 03/10/2021, 144A	250,000	252,236
Danaher Corp. 3.90%, 06/23/2021	33,000	35,578
DCP Midstream Operating, LP 3.88%, 03/15/2023	152,000	145,454
DDR Corp. 3.50%, 01/15/2021	225,000	227,488
Deere & Co.
2.60%, 06/08/2022	15,000	14,757
3.90%, 06/09/2042	13,000	13,140
Delmarva Power & Light Co. 4.00%, 06/01/2042	47,000	48,464
Delta Air Lines Pass-Through Trust 4.75%, 11/07/2021	31,134	33,158
Devon Energy Corp.
3.25%, 05/15/2022	49,000	48,135
4.75%, 05/15/2042	192,000	193,283
6.30%, 01/15/2019	40,000	45,656
Devon Financing Corp. LLC 7.88%, 09/30/2031	100,000	136,415
Diageo Investment Corp. 8.00%, 09/15/2022	40,000	52,888
Diamond Offshore Drilling, Inc. 4.88%, 11/01/2043 (A)	113,000	96,267
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.80%, 03/15/2022	100,000	101,737
3.95%, 01/15/2025	43,000	43,338
5.15%, 03/15/2042	200,000	206,672
6.38%, 03/01/2041	205,000	239,678
Discover Bank
2.00%, 02/21/2018	500,000	498,697
3.20%, 08/09/2021	850,000	853,656
Discovery Communications LLC
3.30%, 05/15/2022	190,000	187,866
4.38%, 06/15/2021	137,000	144,920
4.88%, 04/01/2043 (A)	35,000	36,086
4.95%, 05/15/2042	50,000	51,867

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Dominion Gas Holdings LLC
2.50%, 12/15/2019	$ 100,000	$ 100,248
3.60%, 12/15/2024 (A)	140,000	142,415
Dominion Resources, Inc.
4.70%, 12/01/2044	235,000	250,083
4.90%, 08/01/2041	11,000	12,010
5.25%, 08/01/2033	90,000	105,610
5.75%, 10/01/2054 (C)	240,000	250,420
6.30%, 03/15/2033	50,000	65,022
Dow Chemical Co.
4.13%, 11/15/2021	76,000	80,302
4.63%, 10/01/2044	170,000	172,158
5.25%, 11/15/2041	17,000	18,335
8.55%, 05/15/2019	40,000	49,730
8.85%, 09/15/2021	190,000	251,242
DTE Electric Co.
2.65%, 06/15/2022	13,000	12,815
3.95%, 06/15/2042	20,000	20,558
DTE Energy Co.
2.40%, 12/01/2019	31,000	31,005
3.50%, 06/01/2024	111,000	112,925
3.85%, 12/01/2023	64,000	67,230
Duke Energy Carolinas LLC
3.90%, 06/15/2021	100,000	107,701
4.25%, 12/15/2041	17,000	18,266
Duke Energy Corp.
3.05%, 08/15/2022	510,000	512,444
3.75%, 04/15/2024	320,000	332,872
Duke Energy Florida, Inc. 5.90%, 03/01/2033	60,000	76,994
Duke Energy Ohio, Inc. 3.80%, 09/01/2023	136,000	144,619
Duke Energy Progress, Inc.
2.80%, 05/15/2022	32,000	32,055
3.00%, 09/15/2021	67,000	68,729
4.15%, 12/01/2044	150,000	159,450
4.38%, 03/30/2044	44,000	48,312
5.70%, 04/01/2035	100,000	121,921
Duke Realty, LP
3.88%, 02/15/2021	146,000	151,640
6.75%, 03/15/2020	319,000	375,518
E.I. du Pont de Nemours & Co.
2.80%, 02/15/2023	30,000	29,509
4.15%, 02/15/2043	44,000	44,323
5.60%, 12/15/2036	40,000	48,656
6.00%, 07/15/2018	30,000	34,165
Eaton Corp.
1.50%, 11/02/2017	27,000	26,844
4.00%, 11/02/2032	21,000	21,360
6.95%, 03/20/2019	60,000	69,835
eBay, Inc.
2.60%, 07/15/2022	100,000	94,894
2.88%, 08/01/2021 (A)	100,000	98,987
3.25%, 10/15/2020	70,000	71,203
3.45%, 08/01/2024	200,000	196,649
Ecolab, Inc.
1.45%, 12/08/2017	103,000	102,077
5.50%, 12/08/2041	110,000	132,410

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Embarq Corp. 7.08%, 06/01/2016	$ 100,000	$ 107,762
EMC Corp. 2.65%, 06/01/2020	262,000	260,739
Energy Transfer Partners, LP
3.60%, 02/01/2023	50,000	48,383
5.15%, 02/01/2043	85,000	84,118
Entergy Arkansas, Inc. 3.75%, 02/15/2021	130,000	137,984
Enterprise Products Operating LLC
2.55%, 10/15/2019	104,000	102,953
3.75%, 02/15/2025	193,000	193,735
3.90%, 02/15/2024	115,000	117,126
4.05%, 02/15/2022	200,000	207,516
4.45%, 02/15/2043	210,000	207,482
4.95%, 10/15/2054	35,000	35,824
5.10%, 02/15/2045	65,000	69,887
5.20%, 09/01/2020	160,000	176,462
8.38%, 08/01/2066 (C)	125,000	134,219
EOG Resources, Inc.
2.63%, 03/15/2023 (A)	47,000	45,069
4.10%, 02/01/2021	80,000	85,841
Equity Commonwealth 6.65%, 01/15/2018	110,000	120,869
ERAC USA Finance LLC
2.75%, 03/15/2017, 144A (A)	8,000	8,213
4.50%, 08/16/2021, 144A	155,000	165,735
5.63%, 03/15/2042, 144A	37,000	43,195
6.70%, 06/01/2034, 144A	44,000	56,601
ERP Operating, LP
2.38%, 07/01/2019	32,000	31,863
4.63%, 12/15/2021	31,000	33,914
5.38%, 08/01/2016	100,000	106,573
Exelon Generation Co. LLC 6.20%, 10/01/2017	100,000	111,123
Express Scripts Holding Co.
2.25%, 06/15/2019	380,000	375,931
2.65%, 02/15/2017	280,000	286,298
3.50%, 06/15/2024	90,000	89,684
3.90%, 02/15/2022	85,000	88,513
4.75%, 11/15/2021	85,000	93,802
Fifth Third Bancorp 2.30%, 03/01/2019	80,000	80,120
Fifth Third Bank 2.38%, 04/25/2019	300,000	301,366
FirstEnergy Solutions Corp. 6.80%, 08/15/2039	130,000	139,502
FirstEnergy Transmission LLC 5.45%, 07/15/2044, 144A	115,000	123,955
Five Corners Funding Trust
4.42%, 11/15/2023, 144A	145,000	153,326
Florida Power & Light Co.
4.05%, 10/01/2044	145,000	152,065
5.13%, 06/01/2041	30,000	36,613
5.63%, 04/01/2034	100,000	124,027
5.85%, 02/01/2033	55,000	70,560
5.95%, 10/01/2033	20,000	26,378

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Fluor Corp. 3.38%, 09/15/2021	$ 149,000	$ 153,925
Ford Motor Co. 4.75%, 01/15/2043	50,000	52,756
Ford Motor Credit Co. LLC
1.48%, 05/09/2016 (C)	200,000	201,740
1.68%, 09/08/2017	200,000	198,409
2.38%, 01/16/2018 - 03/12/2019	400,000	399,767
2.60%, 11/04/2019	250,000	248,655
2.88%, 10/01/2018	200,000	203,509
3.00%, 06/12/2017	1,150,000	1,179,908
3.66%, 09/08/2024	200,000	200,400
3.98%, 06/15/2016	200,000	207,080
4.25%, 02/03/2017	200,000	210,014
4.38%, 08/06/2023 (A)	300,000	320,713
Forest Laboratories, Inc. 5.00%, 12/15/2021, 144A	269,000	291,280
Freeport-McMoRan, Inc.
2.15%, 03/01/2017	81,000	81,133
3.55%, 03/01/2022	170,000	160,669
3.88%, 03/15/2023	133,000	125,397
4.55%, 11/14/2024 (A)	510,000	495,224
5.45%, 03/15/2043	43,000	40,660
Gap, Inc. 5.95%, 04/12/2021	67,000	76,246
General Electric Capital Corp.
1.63%, 07/02/2015 - 04/02/2018	830,000	831,887
2.10%, 12/11/2019	86,000	85,855
6.25%, 12/15/2022 (C) (G)	300,000	326,625
Series MTN
1.50%, 07/12/2016	200,000	202,068
2.30%, 04/27/2017	187,000	191,535
3.10%, 01/09/2023	385,000	389,811
3.15%, 09/07/2022	250,000	254,629
4.38%, 09/16/2020	360,000	394,285
4.63%, 01/07/2021	250,000	278,647
4.65%, 10/17/2021	150,000	169,069
5.50%, 01/08/2020	60,000	68,675
5.63%, 09/15/2017 - 05/01/2018	240,000	268,537
6.00%, 08/07/2019	350,000	407,111
6.75%, 03/15/2032	250,000	341,470
General Electric Co.
2.70%, 10/09/2022	64,000	64,026
3.38%, 03/11/2024 (A)	262,000	270,659
4.13%, 10/09/2042	305,000	315,739
4.50%, 03/11/2044	165,000	181,372
General Motors Co.
5.20%, 04/01/2045	115,000	121,325
6.25%, 10/02/2043	40,000	47,784
General Motors Financial Co., Inc.
2.75%, 05/15/2016	60,000	60,975
3.25%, 05/15/2018	20,000	20,025
Gilead Sciences, Inc.
3.70%, 04/01/2024	460,000	482,462
4.40%, 12/01/2021	120,000	132,318
4.50%, 02/01/2045	70,000	74,816
4.80%, 04/01/2044	45,000	49,916

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
GlaxoSmithKline Capital, Inc. 4.20%, 03/18/2043	$ 115,000	$ 118,162
Glencore Funding LLC 3.13%, 04/29/2019, 144A (A)	175,000	175,420
Goldman Sachs Group, Inc.
2.38%, 01/22/2018	565,000	570,706
2.55%, 10/23/2019	420,000	418,466
2.63%, 01/31/2019	164,000	165,001
2.90%, 07/19/2018	442,000	453,439
3.30%, 05/03/2015	250,000	252,030
3.63%, 01/22/2023	360,000	364,544
4.00%, 03/03/2024	120,000	124,578
5.25%, 07/27/2021	86,000	97,065
5.70%, 05/10/2019 (C) (G)	340,000	343,910
5.75%, 01/24/2022	160,000	185,086
5.95%, 01/18/2018	195,000	216,639
6.15%, 04/01/2018	405,000	454,580
Series MTN
1.60%, 11/23/2015	80,000	80,419
3.85%, 07/08/2024	391,000	401,009
4.80%, 07/08/2044	100,000	107,108
5.38%, 03/15/2020	200,000	224,139
6.00%, 06/15/2020	220,000	254,326
7.50%, 02/15/2019	435,000	517,416
Great Plains Energy, Inc. 4.85%, 06/01/2021	74,000	81,021
GTP Acquisition Partners I LLC 4.35%, 06/15/2041, 144A	61,000	62,129
Gulf South Pipeline Co., LP 4.00%, 06/15/2022	150,000	147,872
Halliburton Co.
3.50%, 08/01/2023	107,000	107,973
7.60%, 08/15/2096, 144A	40,000	58,118
8.75%, 02/15/2021	100,000	127,889
HCP, Inc.
2.63%, 02/01/2020	251,000	248,393
3.15%, 08/01/2022	55,000	54,110
3.75%, 02/01/2019	200,000	209,911
4.20%, 03/01/2024	127,000	132,230
4.25%, 11/15/2023	46,000	48,357
5.38%, 02/01/2021	200,000	223,341
Health Care REIT, Inc. 4.50%, 01/15/2024	172,000	182,146
Hess Corp. 7.88%, 10/01/2029	100,000	127,963
Hewlett-Packard Co.
3.75%, 12/01/2020	150,000	155,169
4.30%, 06/01/2021	32,000	33,693
4.38%, 09/15/2021	60,000	62,909
4.65%, 12/09/2021	87,000	93,157
Historic TW, Inc. 6.63%, 05/15/2029	190,000	240,857
Home Depot, Inc.
3.75%, 02/15/2024	325,000	347,131
4.40%, 04/01/2021	110,000	122,373
HSBC USA, Inc.
1.63%, 01/16/2018	200,000	199,230
2.38%, 11/13/2019	1,155,000	1,154,663

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Illinois Tool Works, Inc.
3.50%, 03/01/2024	$ 100,000	$ 104,089
3.90%, 09/01/2042	192,000	193,421
Indiana Michigan Power Co. 3.20%, 03/15/2023	120,000	120,652
Ingersoll-Rand Global Holding Co., Ltd. 2.88%, 01/15/2019	71,000	72,120
Intel Corp.
3.30%, 10/01/2021	30,000	31,459
4.00%, 12/15/2032	81,000	82,821
4.80%, 10/01/2041	33,000	36,242
Intercontinental Exchange, Inc.
2.50%, 10/15/2018	147,000	149,678
4.00%, 10/15/2023	115,000	121,051
International Business Machines Corp.
1.25%, 02/06/2017	100,000	100,306
1.63%, 05/15/2020	279,000	268,917
1.88%, 08/01/2022	540,000	503,362
1.95%, 07/22/2016	100,000	101,882
3.38%, 08/01/2023	110,000	112,394
3.63%, 02/12/2024 (A)	100,000	104,183
7.00%, 10/30/2025	50,000	65,941
International Lease Finance Corp. 3.88%, 04/15/2018	364,000	364,000
Intuit, Inc. 5.75%, 03/15/2017	60,000	65,940
ITC Holdings Corp.
3.65%, 06/15/2024	205,000	207,883
6.05%, 01/31/2018, 144A	146,000	163,337
Jackson National Life Global Funding 4.70%, 06/01/2018, 144A	100,000	108,933
Jefferies Group LLC
6.88%, 04/15/2021	90,000	102,308
8.50%, 07/15/2019	155,000	185,736
John Deere Capital Corp.
0.95%, 06/29/2015	49,000	49,113
1.05%, 10/11/2016	108,000	108,153
1.20%, 10/10/2017	41,000	40,766
1.70%, 01/15/2020	30,000	29,239
2.25%, 04/17/2019	33,000	33,294
Series MTN
2.75%, 03/15/2022	25,000	24,840
2.80%, 03/04/2021	160,000	161,909
3.15%, 10/15/2021	20,000	20,737
3.35%, 06/12/2024	112,000	114,792
John Sevier Combined Cycle Generation LLC 4.63%, 01/15/2042	75,424	85,732
Johnson Controls, Inc.
3.63%, 07/02/2024	23,000	23,201
3.75%, 12/01/2021	36,000	37,197
4.25%, 03/01/2021	40,000	43,235
4.95%, 07/02/2064	97,000	100,004
5.00%, 03/30/2020	60,000	65,848
5.25%, 12/01/2041	75,000	84,596
Kansas City Power & Light Co.
3.15%, 03/15/2023	47,000	47,154
5.30%, 10/01/2041	60,000	69,207
Kansas Gas & Electric Co. 4.30%, 07/15/2044, 144A	135,000	147,282

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Kerr-McGee Corp. 7.88%, 09/15/2031	$ 180,000	$ 246,077
KeyCorp
Series MTN
2.30%, 12/13/2018	51,000	51,176
5.10%, 03/24/2021	90,000	101,574
Kimberly-Clark Corp. 2.40%, 03/01/2022 - 06/01/2023	114,000	110,276
Kimco Realty Corp.
3.13%, 06/01/2023	155,000	151,861
3.20%, 05/01/2021	175,000	177,377
Kinder Morgan Energy Partners, LP
3.50%, 03/01/2021 - 09/01/2023	185,000	178,561
5.00%, 08/15/2042 - 03/01/2043	290,000	275,499
Kinder Morgan Finance Co. LLC 6.00%, 01/15/2018, 144A	205,000	222,179
Kinder Morgan, Inc.
3.05%, 12/01/2019	150,000	148,808
4.30%, 06/01/2025	225,000	225,105
Kraft Foods Group, Inc.
3.50%, 06/06/2022	21,000	21,519
5.00%, 06/04/2042	125,000	137,600
6.13%, 08/23/2018	65,000	74,322
6.50%, 02/09/2040	100,000	128,537
6.88%, 01/26/2039	49,000	64,766
Kroger Co.
2.20%, 01/15/2017	15,000	15,238
3.40%, 04/15/2022	95,000	96,711
3.85%, 08/01/2023	190,000	197,006
4.00%, 02/01/2024	90,000	94,479
6.15%, 01/15/2020	30,000	34,673
7.50%, 04/01/2031	100,000	135,049
8.00%, 09/15/2029	125,000	172,243
Liberty Mutual Group, Inc. 5.00%, 06/01/2021, 144A	100,000	108,930
Liberty Mutual Insurance Co. 7.88%, 10/15/2026, 144A	220,000	277,243
Liberty Property, LP
3.38%, 06/15/2023	40,000	38,997
4.40%, 02/15/2024	95,000	99,669
Lincoln National Corp.
4.20%, 03/15/2022 (A)	29,000	30,803
4.85%, 06/24/2021	7,000	7,711
8.75%, 07/01/2019	70,000	87,467
Lockheed Martin Corp.
2.13%, 09/15/2016	16,000	16,292
4.07%, 12/15/2042	108,000	108,980
4.85%, 09/15/2041	12,000	13,398
Lowe’s Cos., Inc.
3.13%, 09/15/2024	50,000	50,433
4.65%, 04/15/2042	43,000	47,826
5.13%, 11/15/2041	13,000	15,203
5.50%, 10/15/2035	50,000	61,108
Macy’s Retail Holdings, Inc.
2.88%, 02/15/2023	80,000	77,687
4.30%, 02/15/2043	150,000	145,339
4.50%, 12/15/2034	53,000	53,368
5.13%, 01/15/2042	8,000	8,671

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Macy’s Retail Holdings, Inc. (continued)
6.38%, 03/15/2037	$ 50,000	$ 63,270
6.70%, 07/15/2034	50,000	63,920
7.45%, 07/15/2017	40,000	45,476
Magellan Midstream Partners, LP
4.25%, 02/01/2021	150,000	161,853
5.15%, 10/15/2043	212,000	224,742
Manufacturers & Traders Trust Co. 6.63%, 12/04/2017	250,000	282,832
Marathon Oil Corp. 2.80%, 11/01/2022	100,000	93,650
Marathon Petroleum Corp. 3.63%, 09/15/2024	96,000	94,080
Markel Corp. 3.63%, 03/30/2023	100,000	100,571
Marsh & McLennan Cos., Inc. 3.50%, 03/10/2025 (A)	93,000	93,591
Mass Mutual Life 7.63%, 11/15/2023, 144A	250,000	320,748
Massachusetts Mutual Life Insurance Co. 5.38%, 12/01/2041, 144A	33,000	39,240
MassMutual Global Funding II
2.00%, 04/05/2017, 144A	160,000	162,254
2.10%, 08/02/2018, 144A	112,000	113,056
2.50%, 10/17/2022, 144A (A)	100,000	97,340
McKesson Corp.
0.95%, 12/04/2015	16,000	16,038
2.70%, 12/15/2022	201,000	192,308
2.85%, 03/15/2023	115,000	109,841
4.88%, 03/15/2044	40,000	44,063
Medco Health Solutions, Inc.
4.13%, 09/15/2020	90,000	95,568
7.13%, 03/15/2018	60,000	69,273
Medtronic, Inc.
3.15%, 03/15/2022, 144A	435,000	440,514
4.38%, 03/15/2035, 144A	169,000	179,285
4.63%, 03/15/2045, 144A	90,000	97,559
Merck & Co., Inc. 2.40%, 09/15/2022	41,000	40,014
MetLife, Inc.
4.13%, 08/13/2042	45,000	45,068
4.72%, 12/15/2044	65,000	72,297
4.75%, 02/08/2021	350,000	391,200
6.40%, 12/15/2066	60,000	66,900
6.75%, 06/01/2016	40,000	43,124
Metropolitan Edison Co. 4.00%, 04/15/2025, 144A	85,000	86,692
Metropolitan Life Global Funding I
1.30%, 04/10/2017, 144A	355,000	354,409
1.50%, 01/10/2018, 144A	100,000	99,377
3.65%, 06/14/2018, 144A	120,000	127,103
3.88%, 04/11/2022, 144A	300,000	317,132
Microsoft Corp.
0.88%, 11/15/2017	22,000	21,781
2.38%, 05/01/2023	197,000	193,354
3.50%, 11/15/2042	150,000	142,165
3.63%, 12/15/2023 (A)	107,000	114,505

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
MidAmerican Energy Co. 5.95%, 07/15/2017	$ 70,000	$ 77,803
Mississippi Power Co. 4.25%, 03/15/2042	60,000	60,817
Mondelez International, Inc. 4.00%, 02/01/2024	350,000	366,193
Monsanto Co.
2.75%, 07/15/2021	95,000	94,696
3.38%, 07/15/2024	100,000	101,607
4.20%, 07/15/2034	16,000	16,672
4.70%, 07/15/2064	24,000	25,165
Morgan Stanley
1.88%, 01/05/2018	99,000	98,638
2.13%, 04/25/2018	115,000	115,067
2.50%, 01/24/2019	354,000	354,321
3.70%, 10/23/2024	312,000	316,249
3.75%, 02/25/2023	414,000	424,690
5.00%, 11/24/2025	218,000	232,631
5.45%, 07/15/2019 (C) (G)	285,000	285,513
6.38%, 07/24/2042	25,000	33,201
Series MTN
2.38%, 07/23/2019	855,000	851,847
5.50%, 07/28/2021	120,000	136,186
5.55%, 04/27/2017	220,000	238,795
5.63%, 09/23/2019	470,000	530,533
5.75%, 10/18/2016	100,000	107,371
6.63%, 04/01/2018	100,000	113,904
7.30%, 05/13/2019	470,000	557,489
Mosaic Co.
3.75%, 11/15/2021	136,000	141,549
4.25%, 11/15/2023	71,000	74,919
4.88%, 11/15/2041	13,000	13,353
5.45%, 11/15/2033	255,000	288,509
MUFG Union Bank NA 2.63%, 09/26/2018	275,000	279,055
Mylan, Inc. 2.60%, 06/24/2018	155,000	157,025
Nabors Industries, Inc.
4.63%, 09/15/2021	60,000	56,373
5.00%, 09/15/2020	220,000	216,077
National City Corp. 4.90%, 01/15/2015	60,000	60,090
National Oilwell Varco, Inc. 1.35%, 12/01/2017	29,000	28,628
National Semiconductor Corp.
3.95%, 04/15/2015	40,000	40,400
6.60%, 06/15/2017	60,000	67,512
Nationwide Mutual Insurance Co.
8.25%, 12/01/2031, 144A	250,000	355,145
9.38%, 08/15/2039, 144A	80,000	126,757
NBCUniversal Enterprise, Inc. 1.66%, 04/15/2018, 144A	335,000	332,604
NBCUniversal Media LLC
4.38%, 04/01/2021	220,000	241,955
4.45%, 01/15/2043	45,000	47,683
Nevada Power Co.
5.45%, 05/15/2041	40,000	50,494
6.50%, 08/01/2018	25,000	28,966

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Nevada Power Co. (continued)
6.65%, 04/01/2036	$ 100,000	$ 138,283
7.13%, 03/15/2019	50,000	59,652
New York Life Global Funding
0.80%, 02/12/2016, 144A	150,000	150,257
1.13%, 03/01/2017, 144A	186,000	185,582
1.30%, 01/12/2015, 144A	75,000	75,007
1.65%, 05/15/2017, 144A	100,000	100,761
2.15%, 06/18/2019, 144A	255,000	254,502
3.00%, 05/04/2015, 144A	80,000	80,696
NextEra Energy Capital Holdings, Inc.
1.20%, 06/01/2015	29,000	29,055
2.40%, 09/15/2019	106,000	105,899
Niagara Mohawk Power Corp. 3.51%, 10/01/2024, 144A	346,000	356,337
NiSource Finance Corp.
3.85%, 02/15/2023 (A)	50,000	51,807
4.80%, 02/15/2044	45,000	47,945
5.65%, 02/01/2045	114,000	136,466
5.80%, 02/01/2042	202,000	245,843
6.80%, 01/15/2019	80,000	93,920
Nissan Motor Acceptance Corp. 1.80%, 03/15/2018, 144A	214,000	212,743
Noble Energy, Inc.
5.05%, 11/15/2044	57,000	56,340
5.25%, 11/15/2043	290,000	294,509
Nordstrom, Inc. 4.00%, 10/15/2021	21,000	22,466
Norfolk Southern Corp.
3.25%, 12/01/2021	11,000	11,260
3.85%, 01/15/2024	125,000	131,432
3.95%, 10/01/2042	25,000	24,521
4.80%, 08/15/2043	75,000	83,501
6.00%, 05/23/2111	113,000	144,934
Northrop Grumman Corp. 1.75%, 06/01/2018	40,000	39,713
Northrop Grumman Systems Corp. 7.75%, 02/15/2031	80,000	112,118
Northwest Airlines Pass-Through Trust 7.03%, 05/01/2021	175,620	199,329
NorthWestern Corp. 4.18%, 11/15/2044	150,000	159,026
Novartis Capital Corp.
2.40%, 09/21/2022	80,000	78,751
3.40%, 05/06/2024	165,000	171,647
Nucor Corp.
4.00%, 08/01/2023	70,000	73,313
5.20%, 08/01/2043	122,000	134,483
Occidental Petroleum Corp.
1.75%, 02/15/2017	17,000	17,098
2.70%, 02/15/2023	88,000	83,642
Oglethorpe Power Corp. 4.55%, 06/01/2044	130,000	137,058
Ohio Power Co. 6.60%, 03/01/2033	65,000	85,504
Oklahoma Gas & Electric Co. 4.55%, 03/15/2044 (A)	135,000	150,877

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Omnicom Group, Inc.
3.63%, 05/01/2022	$ 80,000	$ 82,128
3.65%, 11/01/2024	125,000	125,058
Oncor Electric Delivery Co. LLC
2.15%, 06/01/2019	165,000	164,269
6.80%, 09/01/2018	50,000	58,281
7.00%, 09/01/2022	50,000	63,333
ONEOK Partners, LP 6.65%, 10/01/2036	50,000	57,544
Oracle Corp.
2.38%, 01/15/2019	91,000	92,575
2.50%, 10/15/2022	935,000	910,780
2.80%, 07/08/2021	141,000	142,754
3.63%, 07/15/2023	178,000	186,670
4.30%, 07/08/2034	293,000	313,707
4.50%, 07/08/2044 (A)	150,000	162,926
6.13%, 07/08/2039	65,000	84,383
PACCAR Financial Corp. Series MTN 1.60%, 03/15/2017	39,000	39,327
Pacific Gas & Electric Co.
2.45%, 08/15/2022	45,000	43,301
3.25%, 09/15/2021	11,000	11,234
3.40%, 08/15/2024	410,000	414,902
4.30%, 03/15/2045	55,000	56,455
4.45%, 04/15/2042	17,000	17,926
4.50%, 12/15/2041	48,000	51,989
4.75%, 02/15/2044	115,000	126,477
6.05%, 03/01/2034	100,000	127,310
8.25%, 10/15/2018	45,000	54,150
Pacific Life Insurance Co. 9.25%, 06/15/2039, 144A	175,000	275,276
PacifiCorp
2.95%, 02/01/2022	555,000	562,300
5.50%, 01/15/2019	50,000	56,495
6.25%, 10/15/2037	20,000	27,066
Parker-Hannifin Corp.
Series MTN
3.30%, 11/21/2024	37,000	37,760
4.45%, 11/21/2044	37,000	39,890
PECO Energy Co. 2.38%, 09/15/2022	100,000	97,219
Pennsylvania Electric Co. 6.05%, 09/01/2017	40,000	44,273
Penske Truck Leasing Co., LP / PTL Finance Corp.
2.50%, 06/15/2019, 144A	26,000	25,841
4.88%, 07/11/2022, 144A	100,000	107,722
PepsiCo, Inc.
0.44%, 02/26/2016 (C)	91,000	91,104
1.25%, 08/13/2017 (A)	86,000	85,833
3.00%, 08/25/2021	17,000	17,514
Pfizer, Inc.
3.00%, 06/15/2023	190,000	192,139
4.30%, 06/15/2043	95,000	101,740
Philip Morris International, Inc.
4.13%, 03/04/2043	370,000	362,695
5.65%, 05/16/2018	155,000	174,627

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Phillips 66
2.95%, 05/01/2017	$ 21,000	$ 21,688
4.30%, 04/01/2022	16,000	16,891
4.88%, 11/15/2044	225,000	230,298
Plains All American Pipeline, LP / PAA Finance Corp.
2.60%, 12/15/2019	53,000	52,632
3.60%, 11/01/2024	175,000	171,800
4.90%, 02/15/2045	121,000	122,966
5.75%, 01/15/2020	400,000	451,852
PNC Bank NA
2.70%, 11/01/2022	250,000	239,415
6.88%, 04/01/2018	250,000	287,976
PNC Financial Services Group, Inc. 4.85%, 06/01/2023 (A) (C) (G)	345,000	325,622
PNC Funding Corp.
2.70%, 09/19/2016	48,000	49,294
5.13%, 02/08/2020	100,000	112,367
PPG Industries, Inc.
3.60%, 11/15/2020	50,000	52,030
6.65%, 03/15/2018	16,000	18,296
PPL Capital Funding, Inc.
3.50%, 12/01/2022	175,000	177,245
4.20%, 06/15/2022	50,000	52,968
4.70%, 06/01/2043	100,000	107,454
6.70%, 03/30/2067 (C)	265,000	264,337
PPL Electric Utilities Corp. 4.13%, 06/15/2044	42,000	43,943
Pricoa Global Funding I
1.60%, 05/29/2018, 144A	422,000	416,207
2.20%, 05/16/2019, 144A	150,000	149,279
Principal Financial Group, Inc. 8.88%, 05/15/2019	150,000	188,731
Principal Life Global Funding II
1.00%, 12/11/2015, 144A	58,000	58,148
2.25%, 10/15/2018, 144A	127,000	127,927
Private Export Funding Corp.
2.80%, 05/15/2022	400,000	405,797
3.55%, 01/15/2024	1,505,000	1,594,695
Progress Energy, Inc. 3.15%, 04/01/2022	22,000	22,286
Prologis, LP
4.25%, 08/15/2023	125,000	132,079
6.88%, 03/15/2020	55,000	64,603
Prudential Financial, Inc.
5.20%, 03/15/2044 (C)	245,000	242,550
Series MTN
2.35%, 08/15/2019 (A)	200,000	200,118
3.50%, 05/15/2024	110,000	111,810
5.10%, 08/15/2043	80,000	90,109
Prudential Insurance Co. of America 8.30%, 07/01/2025, 144A	300,000	405,172
PSEG Power LLC
4.15%, 09/15/2021	23,000	24,230
4.30%, 11/15/2023 (A)	39,000	40,891
5.13%, 04/15/2020	90,000	99,984
5.32%, 09/15/2016	50,000	53,419
5.50%, 12/01/2015	170,000	177,028

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Public Service Co. of New Hampshire 3.50%, 11/01/2023	$ 40,000	$ 41,307
Public Service Co. of Oklahoma
5.15%, 12/01/2019	110,000	122,956
6.63%, 11/15/2037	80,000	107,812
Public Service Electric & Gas Co. Series MTN 3.65%, 09/01/2042	49,000	47,948
Puget Sound Energy, Inc. 6.97%, 06/01/2067 (C)	315,000	323,458
Quest Diagnostics, Inc. 4.75%, 01/30/2020	160,000	172,563
Qwest Corp. 6.75%, 12/01/2021	67,000	77,473
Raytheon Co. 3.15%, 12/15/2024	56,000	56,168
Realty Income Corp. 4.13%, 10/15/2026	195,000	198,782
Republic Services, Inc.
3.55%, 06/01/2022	54,000	55,437
5.25%, 11/15/2021	80,000	90,583
5.50%, 09/15/2019	100,000	112,658
Roche Holdings, Inc. 3.35%, 09/30/2024, 144A	200,000	205,841
Ryder System, Inc.
Series MTN
2.50%, 03/01/2017	23,000	23,325
3.50%, 06/01/2017	121,000	126,015
SABMiller Holdings, Inc.
2.45%, 01/15/2017, 144A	490,000	499,931
3.75%, 01/15/2022, 144A	200,000	208,742
Samsung Electronics America, Inc. 1.75%, 04/10/2017, 144A	200,000	200,606
San Diego Gas & Electric Co.
3.95%, 11/15/2041	33,000	34,249
6.00%, 06/01/2026	75,000	93,836
Sempra Energy
2.88%, 10/01/2022	378,000	371,569
3.55%, 06/15/2024	313,000	315,906
4.05%, 12/01/2023	96,000	101,559
9.80%, 02/15/2019	140,000	179,774
SES Global Americas Holdings GP 2.50%, 03/25/2019, 144A	55,000	54,724
Simon Property Group, LP
2.15%, 09/15/2017	158,000	160,679
3.38%, 10/01/2024	150,000	152,575
4.13%, 12/01/2021	27,000	29,371
4.38%, 03/01/2021	60,000	65,883
South Carolina Electric & Gas Co. 4.50%, 06/01/2064	61,000	65,935
Southern California Edison Co.
3.88%, 06/01/2021	18,000	19,546
3.90%, 12/01/2041	50,000	50,705
4.05%, 03/15/2042	75,000	77,827
Southern Co.
1.95%, 09/01/2016	23,000	23,288
2.15%, 09/01/2019	100,000	99,357

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Southern Power Co.
5.15%, 09/15/2041	$ 165,000	$ 191,597
5.25%, 07/15/2043	75,000	86,434
Southwestern Electric Power Co. 6.45%, 01/15/2019	50,000	58,182
Southwestern Public Service Co.
6.00%, 10/01/2036	97,000	125,395
8.75%, 12/01/2018	80,000	99,933
Spectra Energy Capital LLC
3.30%, 03/15/2023	89,000	84,539
5.65%, 03/01/2020	190,000	211,082
7.50%, 09/15/2038	30,000	36,209
8.00%, 10/01/2019	100,000	121,011
Spectra Energy Partners, LP 2.95%, 09/25/2018	71,000	72,661
State Street Corp.
3.10%, 05/15/2023	72,000	70,986
3.30%, 12/16/2024	190,000	192,840
3.70%, 11/20/2023	231,000	242,702
Sunoco Logistics Partners Operations, LP
4.25%, 04/01/2024 (A)	80,000	80,900
4.95%, 01/15/2043	98,000	93,909
5.30%, 04/01/2044	185,000	186,471
5.35%, 05/15/2045	218,000	220,413
SunTrust Bank 7.25%, 03/15/2018	100,000	115,705
SunTrust Banks, Inc.
2.35%, 11/01/2018	39,000	39,240
3.50%, 01/20/2017	130,000	135,519
Swiss Re Treasury US Corp. 4.25%, 12/06/2042, 144A	125,000	129,524
Synchrony Financial
3.75%, 08/15/2021	315,000	321,769
4.25%, 08/15/2024	115,000	118,005
Sysco Corp. 3.00%, 10/02/2021	43,000	43,652
Target Corp. 3.50%, 07/01/2024	497,000	515,972
Teva Pharmaceutical Finance IV LLC 2.25%, 03/18/2020 (A)	125,000	122,785
Texas Eastern Transmission, LP 2.80%, 10/15/2022, 144A	129,000	122,272
Texas Gas Transmission LLC 4.50%, 02/01/2021, 144A	155,000	157,682
Texas Instruments, Inc. 1.65%, 08/03/2019	37,000	36,124
Textron, Inc. 3.88%, 03/01/2025	130,000	130,229
Thermo Fisher Scientific, Inc.
1.30%, 02/01/2017	106,000	105,407
4.15%, 02/01/2024	172,000	181,389
Time Warner Cable, Inc.
4.13%, 02/15/2021	350,000	374,566
5.00%, 02/01/2020	125,000	137,748
5.50%, 09/01/2041	144,000	167,317
6.55%, 05/01/2037	100,000	128,749
8.75%, 02/14/2019	105,000	129,975

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Time Warner Entertainment Co., LP 8.38%, 03/15/2023	$ 30,000	$ 40,377
Time Warner, Inc.
3.55%, 06/01/2024	330,000	328,716
4.00%, 01/15/2022	400,000	418,094
4.65%, 06/01/2044 (A)	95,000	99,045
4.75%, 03/29/2021	300,000	327,413
4.90%, 06/15/2042	175,000	184,383
5.35%, 12/15/2043	30,000	34,073
5.38%, 10/15/2041	17,000	19,198
Toyota Motor Credit Corp.
Series MTN
2.00%, 09/15/2016	90,000	91,632
2.05%, 01/12/2017	100,000	101,868
2.10%, 01/17/2019	174,000	174,730
Trans-Allegheny Interstate Line Co. 3.85%, 06/01/2025, 144A	205,000	208,452
Tyson Foods, Inc. 3.95%, 08/15/2024	340,000	351,465
U.S. Bancorp
Series MTN
3.00%, 03/15/2022	33,000	33,329
4.13%, 05/24/2021	37,000	40,449
UDR, Inc. 3.70%, 10/01/2020	155,000	160,682
Union Carbide Corp.
7.50%, 06/01/2025	40,000	51,774
7.75%, 10/01/2096	40,000	52,864
Union Pacific Corp.
2.95%, 01/15/2023	21,000	21,221
3.75%, 03/15/2024	100,000	106,946
4.15%, 01/15/2045	50,000	52,111
4.16%, 07/15/2022	87,000	95,576
4.30%, 06/15/2042	24,000	25,506
United Airlines Pass-Through Trust 4.30%, 02/15/2027	67,000	69,345
United Parcel Service, Inc. 2.45%, 10/01/2022	29,000	28,429
United Technologies Corp.
4.50%, 06/01/2042	71,000	77,304
6.13%, 02/01/2019	50,000	58,051
UnitedHealth Group, Inc.
2.75%, 02/15/2023	38,000	37,283
2.88%, 03/15/2023	150,000	149,033
3.38%, 11/15/2021	37,000	38,389
3.95%, 10/15/2042	180,000	178,922
6.63%, 11/15/2037	100,000	136,573
US Bancorp Series MTN 2.20%, 04/25/2019	200,000	200,914
US Bank NA 2.13%, 10/28/2019	250,000	249,189
Ventas Realty, LP 3.75%, 05/01/2024	88,000	88,580
Ventas Realty, LP / Ventas Capital Corp. 4.25%, 03/01/2022	295,000	309,962
Verizon Communications, Inc.
1.35%, 06/09/2017	156,000	155,278

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Verizon Communications, Inc. (continued)
2.45%, 11/01/2022	$ 340,000	$ 319,008
2.50%, 09/15/2016	154,000	157,415
2.63%, 02/21/2020, 144A	41,000	40,531
3.00%, 11/01/2021	402,000	396,466
3.45%, 03/15/2021	119,000	121,623
3.50%, 11/01/2024	390,000	383,175
3.85%, 11/01/2042	625,000	557,176
4.40%, 11/01/2034	193,000	191,838
4.50%, 09/15/2020	384,000	416,931
4.86%, 08/21/2046, 144A	494,000	507,450
5.05%, 03/15/2034	192,000	204,811
5.15%, 09/15/2023	410,000	452,736
6.40%, 09/15/2033	232,000	285,774
6.55%, 09/15/2043	650,000	832,747
Verizon Pennsylvania LLC 8.75%, 08/15/2031	225,000	327,453
Viacom, Inc.
3.13%, 06/15/2022	50,000	48,417
3.25%, 03/15/2023	44,000	42,493
3.88%, 12/15/2021	40,000	41,406
4.38%, 03/15/2043	145,000	133,516
Virginia Electric and Power Co.
2.75%, 03/15/2023	100,000	98,883
2.95%, 01/15/2022	8,000	8,079
3.45%, 02/15/2024	21,000	21,623
4.45%, 02/15/2044	21,000	22,939
8.88%, 11/15/2038	70,000	117,246
Volkswagen Group of America Finance LLC 2.45%, 11/20/2019, 144A	200,000	201,303
Voya Financial, Inc.
2.90%, 02/15/2018	210,000	214,988
5.50%, 07/15/2022	150,000	169,442
Wachovia Corp. Series MTN 5.75%, 02/01/2018	480,000	537,494
Wal-Mart Stores, Inc.
3.30%, 04/22/2024	115,000	118,739
4.00%, 04/11/2043	435,000	451,304
4.30%, 04/22/2044	165,000	180,105
Walgreens Boots Alliance, Inc.
2.70%, 11/18/2019	40,000	40,204
3.10%, 09/15/2022	94,000	92,862
3.30%, 11/18/2021	113,000	113,786
3.80%, 11/18/2024	195,000	198,880
4.50%, 11/18/2034	55,000	57,277
4.80%, 11/18/2044	25,000	26,359
Walt Disney Co. Series MTN 0.45%, 12/01/2015	42,000	41,988
Waste Management, Inc. 7.38%, 03/11/2019	60,000	72,513
Weingarten Realty Investors 4.45%, 01/15/2024	80,000	84,818
Wells Fargo & Co.
2.15%, 01/15/2019	71,000	71,188
2.63%, 12/15/2016	64,000	65,755
3.45%, 02/13/2023	125,000	126,687
4.13%, 08/15/2023	195,000	204,668

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Wells Fargo & Co. (continued)
5.38%, 11/02/2043	$ 315,000	$ 358,380
5.63%, 12/11/2017	50,000	55,616
7.98%, 03/15/2018 (C) (G)	275,000	303,531
Series MTN
3.00%, 01/22/2021	400,000	407,516
3.30%, 09/09/2024 (A)	300,000	301,877
4.60%, 04/01/2021	740,000	823,368
4.65%, 11/04/2044	273,000	281,698
Wells Fargo Bank NA Series MTN 5.60%, 03/15/2016	300,000	316,399
Western Gas Partners, LP 4.00%, 07/01/2022	105,000	106,428
Williams Cos., Inc.
3.70%, 01/15/2023	110,000	98,789
5.75%, 06/24/2044	25,000	21,746
Williams Partners, LP
3.90%, 01/15/2025	225,000	216,242
4.90%, 01/15/2045	160,000	149,850
Wisconsin Electric Power Co.
2.95%, 09/15/2021	2,000	2,041
3.65%, 12/15/2042	40,000	40,325
4.25%, 12/15/2019	140,000	152,100
Xcel Energy, Inc.
4.70%, 05/15/2020	325,000	360,632
4.80%, 09/15/2041	3,000	3,346
6.50%, 07/01/2036	130,000	176,198
Xerox Corp.
2.95%, 03/15/2017	16,000	16,440
4.50%, 05/15/2021	24,000	25,648
5.63%, 12/15/2019	70,000	78,671
Zoetis, Inc.
1.88%, 02/01/2018	41,000	40,631
4.70%, 02/01/2043	17,000	17,302

		148,943,952

Virgin Islands, British - 0.1%
CNOOC Finance, Ltd.
1.13%, 05/09/2016	200,000	199,291
3.00%, 05/09/2023	200,000	189,281
Sinopec Group Overseas Development, Ltd. 4.38%, 10/17/2023, 144A	200,000	209,363
State Grid Overseas Investment, Ltd. 1.75%, 05/22/2018, 144A	200,000	196,148

		794,083

Total Corporate Debt Securities (Cost $187,040,799)		190,636,282

CONVERTIBLE BOND - 0.0% (E)
United States - 0.0% (E)
American Express Credit Corp. Series MTN 2.38%, 03/24/2017	100,000	102,265

Total Convertible Bond (Cost $99,875)		102,265

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.0% (E)
United States - 0.0% (E)
U.S. Treasury Bill
0.02%, 03/12/2015 (B) (H)	$ 10,000	$ 10,000
0.04%, 01/08/2015 (B) (H)	100,000	99,999
0.08%, 05/28/2015 (B) (H)	110,000	109,964

Total Short-Term U.S. Government Obligations (Cost $219,963)		219,963

	Shares	Value
COMMON STOCKS - 18.6%
Bermuda - 0.1%
Aspen Insurance Holdings, Ltd.	2,685	117,523
Axis Capital Holdings, Ltd.	4,048	206,812
Everest RE Group, Ltd. (A)	2,285	389,136
PartnerRe, Ltd. (A)	2,925	333,830

		1,047,301

Canada - 0.1%
Canadian Pacific Railway, Ltd. (A)	1,853	357,055
lululemon athletica, Inc. (A) (I)	3,069	171,219
Restaurant Brands International (A) (I)	6,378	248,997

		777,271

Ireland - 0.1%
Accenture PLC, Class A (A)	11,463	1,023,761
Covidien PLC	1,605	164,159
Perrigo Co. PLC (A)	1,864	311,586

		1,499,506

Singapore - 0.1%
Avago Technologies, Ltd., Class A	9,583	963,954

Switzerland - 0.1%
ACE, Ltd.	10,900	1,252,192
TE Connectivity, Ltd.	3,761	237,883

		1,490,075

United Kingdom - 0.1%
Delphi Automotive PLC, Class A	5,100	370,872
Ensco PLC, Class A (A)	3,141	94,073
Willis Group Holdings PLC	1,557	69,769

		534,714

United States - 18.0%
Abbott Laboratories	30,983	1,394,855
Actavis PLC (I)	1,362	350,592
Activision Blizzard, Inc.	17,020	342,953
Adobe Systems, Inc. (I)	13,607	989,229
AECOM Technology Corp. (I)	6,500	197,405
AES Corp.	9,765	134,464
Aetna, Inc.	10,725	952,702
AGL Resources, Inc.	3,600	196,236
Alaska Air Group, Inc. (A)	2,345	140,137
Alcoa, Inc.	44,661	705,197
Alexion Pharmaceuticals, Inc. (I)	2,124	393,004
Allergan, Inc.	2,185	464,509
Alliance Data Systems Corp. (I)	777	222,261
Allison Transmission Holdings, Inc., Class A	1,720	58,308
Allstate Corp.	2,545	178,786
Amazon.com, Inc. (I)	1,378	427,662
Amdocs, Ltd. (A)	3,640	169,824
American Capital Agency Corp., REIT (A)	13,760	300,381

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
American International Group, Inc.	6,840	$ 383,108
American Tower Corp., Class A, REIT	3,625	358,331
Ameriprise Financial, Inc.	3,320	439,070
Amgen, Inc.	7,142	1,137,649
Anadarko Petroleum Corp., Class A	1,997	164,752
Annaly Capital Management, Inc., REIT	5,700	61,617
Antham, Inc.	8,530	1,071,965
Apollo Education Group, Inc., Class A (I)	11,475	391,412
Apple, Inc.	61,890	6,831,418
Archer-Daniels-Midland Co.	33,356	1,734,512
AT&T, Inc.	12,841	431,329
AutoZone, Inc. (A) (I)	1,254	776,364
AvalonBay Communities, Inc., REIT (A)	3,203	523,338
Avon Products, Inc. (A)	14,300	134,277
Axiall Corp. (A)	4,219	179,181
Baker Hughes, Inc.	12,361	693,081
Bank of America Corp.	128,075	2,291,262
BB&T Corp.	12,158	472,825
Becton Dickinson and Co.	392	54,551
Berkshire Hathaway, Inc., Class B (I)	10,146	1,523,422
Big Lots, Inc. (A)	9,360	374,587
Biogen Idec, Inc. (I)	4,049	1,374,433
Boston Properties, Inc., REIT	1,878	241,680
Boston Scientific Corp. (I)	67,047	888,373
Bristol-Myers Squibb Co.	26,234	1,548,593
Brixmor Property Group, Inc., REIT	8,009	198,944
Broadcom Corp., Class A	24,823	1,075,581
Brocade Communications Systems, Inc.	28,525	337,736
Bunge, Ltd.	4,185	380,458
California Resources Corp. (I)	5,475	30,167
Calpine Corp. (I)	4,200	92,946
Capital One Financial Corp.	5,321	439,249
CareFusion Corp., Class A (I)	6,907	409,861
CBRE Group, Inc., Class A (I)	2,160	73,980
CBS Corp., Class B	3,579	198,062
Celgene Corp. (I)	13,473	1,507,090
CenterPoint Energy, Inc.	12,670	296,858
CenturyLink, Inc.	8,790	347,908
Charles Schwab Corp.	31,169	940,992
Charter Communications, Inc., Class A (I)	1,681	280,088
Cheniere Energy, Inc. (I)	2,751	193,670
Chevron Corp.	19,415	2,177,975
Cisco Systems, Inc.	56,619	1,574,857
Citigroup, Inc.	37,551	2,031,885
Citrix Systems, Inc. (I)	6,900	440,220
CMS Energy Corp.	12,207	424,193
CNO Financial Group, Inc.	9,180	158,080
Coca-Cola Co.	37,176	1,569,571
Coca-Cola Enterprises, Inc.	4,125	182,407
Cognizant Technology Solutions Corp., Class A (I)	12,941	681,473
Comcast Corp., Class A	31,902	1,850,635
Computer Sciences Corp.	1,130	71,247
ConocoPhillips	14,380	993,083
Constellation Brands, Inc., Class A (I)	7,921	777,605
Corning, Inc.	9,322	213,753
Costco Wholesale Corp.	5,895	835,616
Crown Holdings, Inc. (I)	7,499	381,699

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
CSX Corp.	24,114	$ 873,650
CVS Health Corp.	14,184	1,366,061
Deere & Co. (A)	332	29,372
Delta Air Lines, Inc.	25,645	1,261,478
DiamondRock Hospitality Co., REIT	14,841	220,686
Dillard’s, Inc., Class A (A)	3,105	388,684
DIRECTV (I)	1,321	114,531
Discover Financial Services	14,675	961,066
DISH Network Corp., Class A (I)	5,108	372,322
Dollar General Corp. (I)	3,918	277,003
Dollar Tree, Inc. (I)	1,418	99,799
Dominion Resources, Inc. (A)	4,301	330,747
Dow Chemical Co.	5,508	251,220
Dr. Pepper Snapple Group, Inc.	4,035	289,229
Dynegy, Inc., Class A (I)	12,735	386,507
E.I. du Pont de Nemours & Co.	6,567	485,564
Eaton Corp. PLC	14,319	973,119
eBay, Inc. (I)	416	23,346
Edison International	15,389	1,007,672
Electronic Arts, Inc. (I)	6,030	283,500
EMC Corp.	1,560	46,394
Emerson Electric Co.	17,447	1,077,003
Energizer Holdings, Inc.	3,010	386,966
Entergy Corp., Class B (A)	6,540	572,119
EOG Resources, Inc. (A)	6,477	596,337
EQT Corp.	3,973	300,756
Essex Property Trust, Inc., REIT	346	71,484
Estee Lauder Cos., Inc., Class A	4,264	324,917
Exelon Corp. (A)	14,384	533,359
Expedia, Inc. (A)	1,517	129,491
Extra Space Storage, Inc., REIT	1,184	69,430
Exxon Mobil Corp.	25,401	2,348,322
Facebook, Inc., Class A (I)	19,564	1,526,383
Fidelity National Information Services, Inc.	4,914	305,651
Fifth Third Bancorp	14,635	298,188
Fluor Corp.	15,817	958,985
Foot Locker, Inc.	3,740	210,113
Fortune Brands Home & Security, Inc.	1,649	74,650
Freescale Semiconductor, Ltd. (A) (I)	8,777	221,444
Frontier Communications Corp. (A)	22,775	151,909
Gap, Inc., Class A (A)	987	41,563
General Dynamics Corp.	2,870	394,969
General Electric Co.	38,041	961,296
General Mills, Inc.	1,757	93,701
General Motors Co.	23,577	823,073
Gilead Sciences, Inc. (I)	10,847	1,022,438
Goldman Sachs Group, Inc.	2,742	531,482
Google, Inc., Class A (I)	2,845	1,509,728
Google, Inc., Class C (I)	2,636	1,387,590
Graham Holdings Co., Class B	320	276,387
H&R Block, Inc.	6,220	209,490
Halliburton Co.	23,531	925,474
Hanesbrands, Inc.	2,395	267,330
Harman International Industries, Inc.	5,212	556,173
Hartford Financial Services Group, Inc.	3,536	147,416
Health Net, Inc. (A) (I)	7,840	419,675
Herbalife, Ltd. (A)	3,475	131,008
Hess Corp.	59	4,355

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Hewlett-Packard Co.	49,010	$ 1,966,771
Highwoods Properties, Inc., REIT	3,917	173,445
Home Depot, Inc.	18,038	1,893,449
Honeywell International, Inc.	18,176	1,816,146
Hospitality Properties Trust, REIT	580	17,980
Host Hotels & Resorts, Inc., REIT	7,885	187,426
Humana, Inc., Class A (A)	6,713	964,188
Huntington Ingalls Industries, Inc.	1,490	167,565
IDEX Corp. (A)	2,180	169,691
Illinois Tool Works, Inc., Class A	9,700	918,590
Ingredion, Inc.	4,230	358,873
Intercontinental Exchange, Inc.	2,384	522,787
International Business Machines Corp.	2,602	417,465
Intuit, Inc.	2,470	227,709
Invesco, Ltd.	21,505	849,878
Jarden Corp. (A) (I)	5,115	244,906
Johnson & Johnson	32,661	3,415,361
Johnson Controls, Inc.	2,399	115,968
Kellogg Co.	2,408	157,580
KeyCorp	5,460	75,894
Kimberly-Clark Corp.	6,839	790,178
KLA-Tencor Corp.	10,935	768,949
Kohl’s Corp. (A)	1,100	67,144
Kroger Co.	18,504	1,188,142
L-3 Communications Holdings, Inc.	3,725	470,132
LAM Research Corp.	17,687	1,403,287
Liberty Property Trust, Series C, REIT	6,893	259,384
LifePoint Hospitals, Inc. (I)	3,110	223,640
Lincoln National Corp.	3,900	224,913
Lorillard, Inc.	6,100	383,934
Lowe’s Cos., Inc.	36,804	2,532,115
LyondellBasell Industries NV, Class A	5,100	404,889
Macy’s, Inc. (A)	3,400	223,550
Marathon Oil Corp.	23,330	660,006
Marathon Petroleum Corp.	3,760	339,378
Marsh & McLennan Cos., Inc.	6,788	388,545
Martin Marietta Materials, Inc. (A)	1,969	217,220
Masco Corp.	11,729	295,571
Mastercard, Inc., Class A	1,555	133,979
McDonald’s Corp.	349	32,701
McKesson Corp.	8,060	1,673,095
Medtronic, Inc. (A)	14,760	1,065,672
Merck & Co., Inc.	27,832	1,580,579
MetLife, Inc.	21,773	1,177,702
Microsoft Corp.	104,576	4,857,555
Mid-America Apartment Communities, Inc., REIT (A)	1,854	138,457
Molson Coors Brewing Co., Class B	6,750	503,010
Mondelez International, Inc., Class A	39,009	1,417,002
Monsanto Co.	2,583	308,591
Morgan Stanley	34,195	1,326,766
Mosaic Co.	13,496	616,092
National Oilwell Varco, Inc. (A)	16,095	1,054,705
Navient Corp.	1,774	38,336
NextEra Energy, Inc.	9,396	998,701
NiSource, Inc., Class B	12,202	517,609
Northrop Grumman Corp.	7,270	1,071,525
NVIDIA Corp. (A)	4,800	96,240

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
NVR, Inc. (A) (I)	63	$ 80,346
Occidental Petroleum Corp.	13,689	1,103,470
Omega Healthcare Investors, Inc., REIT	1,735	67,786
Oracle Corp.	44,186	1,987,044
PACCAR, Inc. (A)	18,655	1,268,727
Pall Corp.	200	20,242
Parker-Hannifin Corp. (A)	1,130	145,713
PepsiCo, Inc.	1,752	165,669
Pfizer, Inc.	62,061	1,933,200
PG&E Corp.	1,253	66,710
Philip Morris International, Inc.	17,655	1,438,000
Phillips 66	8,857	635,047
Pilgrim’s Pride Corp. (A) (I)	13,130	430,533
Pinnacle West Capital Corp.	1,015	69,335
Pitney Bowes, Inc. (A)	15,225	371,033
PNC Financial Services Group, Inc.	8,786	801,547
PPG Industries, Inc.	2,565	592,900
PPL Corp.	7,569	274,982
Precision Castparts Corp.	857	206,434
Priceline Group, Inc. (I)	636	725,174
Procter & Gamble Co.	24,330	2,216,220
Prologis, Inc., Class A, REIT	8,690	373,931
Prudential Financial, Inc.	3,876	350,623
Public Service Enterprise Group, Inc. (A)	7,144	295,833
Public Storage, REIT	436	80,595
PulteGroup, Inc.	23,212	498,130
QUALCOMM, Inc.	17,646	1,311,627
Questar Corp.	5,188	131,153
Ralph Lauren Corp.	2,629	486,786
Raytheon Co.	3,285	355,338
Regions Financial Corp.	13,247	139,888
RLJ Lodging Trust, REIT	6,465	216,771
Rovi Corp. (A) (I)	4,600	103,914
Royal Caribbean Cruises, Ltd., Class A	7,089	584,346
SanDisk Corp. (A)	3,520	344,890
Schlumberger, Ltd.	14,431	1,232,552
Sealed Air Corp., Class A (A)	11,734	497,874
Sempra Energy	601	66,927
Simon Property Group, Inc., REIT	3,530	642,848
Snap-on, Inc.	430	58,798
Southwest Airlines Co.	9,545	403,944
Spectrum Brands Holdings, Inc., Class A	830	79,414
SPX Corp.	3,811	327,441
Starbucks Corp.	7,669	629,241
State Street Corp.	8,196	643,386
Stryker Corp.	8,589	810,200
SVB Financial Group (I)	1,161	134,757
Tesoro Corp. (A)	2,715	201,860
Tiffany & Co. (A)	788	84,206
Time Warner Cable, Inc.	4,597	699,020
Time Warner, Inc.	35,422	3,025,747
Time, Inc. (A)	2,852	70,188
TJX Cos., Inc.	13,117	899,564
Travelers Cos., Inc.	3,445	364,653
Twenty-First Century Fox, Inc., Class A (A)	24,796	952,290
Tyco International PLC	2,862	125,527
U.S. Steel Corp. (A)	16,626	444,579
UGI Corp.	10,172	386,333

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Union Pacific Corp.	17,200	$ 2,049,036
United Continental Holdings, Inc. (I)	8,191	547,896
United Technologies Corp.	18,633	2,142,795
UnitedHealth Group, Inc.	8,319	840,968
Valero Energy Corp.	13,660	676,170
VeriSign, Inc. (A) (I)	6,265	357,105
Verizon Communications, Inc.	48,146	2,252,270
Vertex Pharmaceuticals, Inc. (I)	6,712	797,386
VF Corp.	11,156	835,584
Visa, Inc., Class A	9,918	2,600,500
VMware, Inc., Class A (A) (I)	1,782	147,051
Vornado Realty Trust, Class A, REIT	1,680	197,753
Wal-Mart Stores, Inc.	3,293	282,803
Walt Disney Co.	3,454	325,332
Wells Fargo & Co.	89,606	4,912,201
WW Grainger, Inc. (A)	1,307	333,141
Xcel Energy, Inc.	4,751	170,656
Xerox Corp.	4,375	60,638
Yahoo! Inc. (I)	6,525	329,578
Yum! Brands, Inc.	1,846	134,481

		179,529,725

Total Common Stocks (Cost $153,924,652)		185,842,546

INVESTMENT COMPANIES - 6.3%
United States - 6.3%
JPMorgan Emerging Markets Debt Fund (J)	519,146	4,189,505
JPMorgan High Yield Fund (J)	1,365,124	10,361,295
JPMorgan International Equity Fund (J)	1,614,557	24,250,653
JPMorgan International Opportunities Fund (J)	1,701,383	24,244,708

Total Investment Companies (Cost $61,069,223)		63,046,161

	Shares	Value
SECURITIES LENDING COLLATERAL - 3.0%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (H)	30,003,255	$ 30,003,255

Total Securities Lending Collateral (Cost $30,003,255)		30,003,255

	Principal	Value
REPURCHASE AGREEMENT - 6.1%
State Street Bank & Trust Co. 0.01% (H), dated 12/31/2014, to be repurchased at $61,339,897 on 01/02/2015. Collateralized by U.S. Government Agency Obligations, 3.00% - 4.00%, due 05/15/2040 and with a total value of $62,567,573.	$ 61,339,863	61,339,863

Total Repurchase Agreement (Cost $61,339,863)		61,339,863

Total Investments (Cost $977,212,517) (K)		1,022,509,315
Net Other Assets (Liabilities) - (2.4)%		(24,147,082)

Net Assets - 100.0%		$ 998,362,233

FUTURES CONTRACTS: (L)
Description	Type	Number of Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note	Short	(190)	03/31/2015	$47,111
2-Year U.S. Treasury Note	Long	30	03/31/2015	(9,561)
5-Year U.S. Treasury Note	Short	(315)	03/31/2015	11,971
10-Year Australian Treasury Bond	Long	184	03/16/2015	288,536
10-Year Government of Canada Bond	Short	(91)	03/20/2015	(208,518)
10-Year U.S. Treasury Note	Short	(94)	03/20/2015	(28,447)
EURO STOXX 50 Index	Short	(61)	03/20/2015	43,476
FTSE 100 Index	Short	(45)	03/20/2015	(48,812)
Long U.S. Treasury Bond	Long	351	03/20/2015	1,068,796
Long U.S. Treasury Bond	Short	(12)	03/20/2015	(29,061)
Russell 2000 Mini Index	Short	(24)	03/20/2015	(104,088)
S&P 500 E-Mini Index	Long	375	03/20/2015	660,668
S&P TSX 60 Index	Short	(32)	03/19/2015	(239,385)
SPI 200 Index	Short	(38)	03/19/2015	(174,046)
TOPIX Index	Long	116	03/12/2015	148,088

Total				$1,426,728

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
U.S. Government Agency Obligations	21.8%	$222,755,934
U.S. Government Obligations	15.4	157,048,820
Capital Markets	7.8	79,780,525
Asset-Backed Securities	5.7	58,029,067
Mortgage-Backed Securities	4.5	45,627,159
Banks	3.5	35,649,725
Diversified Financial Services	3.1	31,227,586
Oil, Gas & Consumable Fuels	2.3	23,618,791
Electric Utilities	1.8	18,423,460
Media	1.6	16,223,162
Insurance	1.4	14,802,844
Pharmaceuticals	1.3	12,830,705
Diversified Telecommunication Services	1.2	12,144,807
Software	1.2	11,810,715
Technology Hardware, Storage & Peripherals	1.1	10,833,594
Energy Equipment & Services	1.0	10,422,172
Health Care Providers & Services	1.0	9,940,362
Real Estate Investment Trusts	0.9	9,653,089
Biotechnology	0.8	8,277,797
Specialty Retail	0.7	7,497,948
Aerospace & Defense	0.7	7,390,142
Foreign Government Obligations	0.7	7,387,140
IT Services	0.7	7,064,543
Food & Staples Retailing	0.6	6,586,788
Beverages	0.6	6,465,284
Road & Rail	0.6	6,236,087
Food Products	0.6	6,034,852
Health Care Equipment & Supplies	0.6	5,920,529
Chemicals	0.6	5,658,887
Internet Software & Services	0.5	5,595,463
Metals & Mining	0.5	5,183,005
Semiconductors & Semiconductor Equipment	0.5	5,024,619
Consumer Finance	0.5	4,977,173
Multi-Utilities	0.5	4,960,260
Communications Equipment	0.4	3,903,713
Machinery	0.4	3,712,371
Household Products	0.3	3,583,054
Automobiles	0.3	3,572,091
Airlines	0.3	3,159,769
Tobacco	0.3	3,089,032
Multiline Retail	0.2	2,426,936
Commercial Services & Supplies	0.2	2,251,895
Industrial Conglomerates	0.2	2,109,636
Electrical Equipment	0.2	2,050,122
Internet & Catalog Retail	0.2	1,805,628
Wireless Telecommunication Services	0.2	1,784,956
Textiles, Apparel & Luxury Goods	0.2	1,760,919
Gas Utilities	0.2	1,699,621
Hotels, Restaurants & Leisure	0.2	1,629,766
Independent Power and Renewable Electricity Producers	0.1	1,398,623
Household Durables	0.1	1,379,555
Construction & Engineering	0.1	1,346,424
Trading Companies & Distributors	0.1	965,453
Containers & Packaging	0.1	879,573
Diversified Consumer Services	0.1	877,289
Auto Components	0.1	840,921

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

INVESTMENTS BY INDUSTRY (unaudited) (continued) :

Industry	Percentage of Total Investments		Value
Electronic Equipment, Instruments & Components	0.1%		$740,966
Personal Products	0.1		590,202
Municipal Government Obligations	0.0	(E)	470,860
Professional Services	0.0	(E)	439,774
Building Products	0.0	(E)	386,274
Life Sciences Tools & Services	0.0	(E)	286,796
Water Utilities	0.0	(E)	269,951
Construction Materials	0.0	(E)	240,899
Transportation Infrastructure	0.0	(E)	107,722
Real Estate Management & Development	0.0	(E)	73,980
Air Freight & Logistics	0.0	(E)	28,429

Investments, at Value	91.0		930,946,234
Short-Term Investments	9.0		91,563,081

Total Investments	100.0%		$1,022,509,315

SECURITY VALUATION:

Valuation Inputs (M)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
U.S. Government Obligations	$—	$157,048,820	$—	$157,048,820
U.S. Government Agency Obligations	—	222,755,934	—	222,755,934
Foreign Government Obligations	—	7,387,140	—	7,387,140
Mortgage-Backed Securities	—	45,627,159	—	45,627,159
Asset-Backed Securities	—	58,029,067	—	58,029,067
Municipal Government Obligations	—	470,860	—	470,860
Corporate Debt Securities	—	190,636,282	—	190,636,282
Convertible Bond	—	102,265	—	102,265
Short-Term U.S. Government Obligations	—	219,963	—	219,963
Common Stocks	185,842,546	—	—	185,842,546
Investment Companies	63,046,161	—	—	63,046,161
Securities Lending Collateral	30,003,255	—	—	30,003,255
Repurchase Agreement	—	61,339,863	—	61,339,863

Total Investments	$278,891,962	$743,617,353	$—	$1,022,509,315

Derivative Financial Instruments
Futures Contracts (N)	$2,268,646	$—	$—	$2,268,646

Total Derivative Financial Instruments	$2,268,646	$—	$—	$2,268,646

LIABILITIES
Derivative Financial Instruments
Futures Contracts (N)	$(841,918)	$—	$—	$(841,918)

Total Derivative Financial Instruments	$(841,918)	$—	$—	$(841,918)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $29,362,108. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $5,130,537.
(C)	Floating or variable rate security. Rate is disclosed as of December 31, 2014.
(D)	Fair valued as determined in good faith in accordance with procedures established by the board of trustees. Total aggregate fair value of securities is $1,935,912, representing 0.19% of the Portfolio’s net assets.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	Total aggregate value of illiquid securities is $3,116,675, representing 0.31% of the Portfolio’s net assets.
(G)	The security has a perpetual maturity; the date shown is the next call date.
(H)	Rate disclosed reflects the yield at December 31, 2014.
(I)	Non-income producing security.
(J)	The investment issuer is affiliated with the sub-adviser of the Portfolio.
(K)	Aggregate cost for federal income tax purposes is $978,371,778. Aggregate gross unrealized appreciation and depreciation for all securities is $50,162,109 and $6,024,572, respectively. Net unrealized appreciation for tax purposes is $44,137,537.
(L)	Cash in the amount of $130,000 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(M)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(N)	Derivative financial instrument valued at unrealized appreciation (depreciation).

DEFINITIONS:

144A	144A securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities aggregated $96,489,699, representing 9.66% of the Portfolio’s net assets.
FTSE	Financial Times & London Stock Exchange Index
IO	Interest only portion of STRIPS (Separate Trading of Registered Interest and Principal of Securities)
MTN	Medium Term Note
PO	Principal only portion of STRIPS (Separate Trading of Registered Interest and Principal of Securities)
REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)
SPI	Australian Securities Exchange Index
STRIPS	Separate Trading of Registered Interest and Principal of Securities
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $915,872,654) (including securities loaned of $29,362,108)	$961,169,452
Repurchase agreement, at value (cost $61,339,863)	61,339,863
Cash on deposit with broker	130,000
Foreign currency, at value (cost $43,478)	27,284
Cash	5,601,162
Receivables:
Shares sold	1,293,713
Investments sold	277,587
Interest	3,090,170
Dividends	219,015
Net income from securities lending	8,326
Variation margin receivable on derivative financial instruments	299,515
Prepaid expenses	3,852
Litigation	47,073

Total assets	1,033,507,012

Liabilities:
Payables and other liabilities:
Shares redeemed	39,449
Investments purchased	4,098,324
Investment advisory fees	601,057
Distribution and service fees	194,447
Administration fees	22,031
Transfer agent fees	2,128
Trustees fees	334
Audit and tax fees	17,912
Printing and shareholder reports fees	159,834
Foreign capital gains tax	4,718
Other	1,290
Collateral for securities on loan	30,003,255

Total liabilities	35,144,779

Net assets	$998,362,233

Net assets consist of:
Capital stock ($0.01 par value)	$684,711
Additional paid-in capital	971,963,894
Undistributed (distributions in excess of) net investment income (loss)	13,318,125
Accumulated net realized gain (loss)	(34,307,111)
Net unrealized appreciation (depreciation) on:
Investments	45,292,080	(A)
Futures contracts	1,426,728
Translation of assets and liabilities denominated in foreign currencies	(16,194)

Net assets	$998,362,233

Net assets by class:
Initial Class	$113,964,135
Service Class	884,398,098

Shares outstanding:
Initial Class	8,142,894
Service Class	60,328,200

Net asset value and offering price per share:
Initial Class	$14.00
Service Class	14.66

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $141)	$4,728,897
Interest income (net of withholding taxes on foreign interest of $456)	15,194,025
Net income from securities lending	70,541

Total investment income	19,993,463

Expenses:
Investment advisory fees	5,643,023
Distribution and service fees:
Service Class	1,762,483
Administration fees	205,098
Transfer agent fees	12,457
Trustees fees	30,440
Audit and tax fees	27,917
Custody fees	364,063
Legal fees	46,971
Printing and shareholder reports fees	213,908
Other	38,686

Total expenses	8,345,046

Net investment income (loss)	11,648,417

Net realized gain (loss) on:
Investments	9,853,940
Distributions from investments	181,596
Futures contracts	4,133,755
Foreign currency transactions	(79,110)

Net realized gain (loss)	14,090,181

Net change in unrealized appreciation (depreciation) on:
Investments	24,823,675	(A)
Futures contracts	(302,945)
Translation of assets and liabilities denominated in foreign currencies	(14,752)

Net change in unrealized appreciation (depreciation)	24,505,978

Net realized and change in unrealized gain (loss)	38,596,159

Net increase (decrease) in net assets resulting from operations	$50,244,576

(A)	Net of foreign capital gains tax of $4,718.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$11,648,417	$6,930,228
Net realized gain (loss)	14,090,181	18,683,604
Net change in unrealized appreciation (depreciation)	24,505,978	4,153,694
Net increase (decrease) in net assets resulting from operations	50,244,576	29,767,526

Distributions to shareholders:
Net investment income:
Initial Class	(1,291,439)	(1,317,545)
Service Class	(6,736,296)	(4,684,933)
Total distributions from net investment income	(8,027,735)	(6,002,478)

Capital share transactions:
Proceeds from shares sold:
Initial Class	7,533,463	6,492,425
Service Class	262,223,453	278,228,322
	269,756,916	284,720,747
Dividends and distributions reinvested:
Initial Class	1,291,439	1,317,545
Service Class	6,736,296	4,684,933
	8,027,735	6,002,478
Cost of shares redeemed:
Initial Class	(14,791,764)	(27,193,032)
Service Class	(6,324,546)	(39,005,831)
	(21,116,310)	(66,198,863)
Net increase (decrease) in net assets resulting from capital share transactions	256,668,341	224,524,362
Net increase (decrease) in net assets	298,885,182	248,289,410

Net assets:
Beginning of year	699,477,051	451,187,641
End of year	$998,362,233	$699,477,051
Undistributed (distributions in excess of) net investment income (loss)	$13,318,125	$8,020,580

Capital share transactions - shares:
Shares issued:
Initial Class	555,120	499,619
Service Class	18,234,181	20,395,189
	18,789,301	20,894,808
Shares reinvested:
Initial Class	93,923	103,094
Service Class	467,150	349,361
	561,073	452,455
Shares redeemed:
Initial Class	(1,081,471)	(2,097,722)
Service Class	(443,298)	(2,861,526)
	(1,524,769)	(4,959,248)

Net increase (decrease) in shares outstanding:
Initial Class	(432,428)	(1,495,009)
Service Class	18,258,033	17,883,024
	17,825,605	16,388,015

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$13.28	$12.73	$11.89	$11.69	$12.15
Investment operations:
Net investment income (loss) (A) (B)	0.22	0.18	0.21	0.10	0.08
Net realized and unrealized gain (loss)	0.65	0.52	0.71	0.32	(0.08)
Total investment operations	0.87	0.70	0.92	0.42	—	(C)
Distributions:
Net investment income	(0.15)	(0.15)	(0.08)	(0.22)	(0.46)
Net asset value, end of year	$14.00	$13.28	$12.73	$11.89	$11.69
Total return (D)	6.53%	5.51%	7.72%	3.63%	(0.11)%
Ratio and supplemental data:
Net assets end of year (000’s)	$113,964	$113,899	$128,208	$135,804	$254,517
Expenses to average net assets (E)	0.80%	0.81%	0.85%	0.86%	0.85%
Net investment income (loss) to average net assets (B)	1.62%	1.39%	1.68%	0.87%	0.69%
Portfolio turnover rate (F)	26%	39%	35%	179%	210%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by investment companies in which the Portfolio invests.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$13.92	$13.35	$12.49	$12.28	$12.74
Investment operations:
Net investment income (loss) (A) (B)	0.20	0.16	0.19	0.18	0.06
Net realized and unrealized gain (loss)	0.67	0.54	0.74	0.24	(0.10)
Total investment operations	0.87	0.70	0.93	0.42	(0.04)
Distributions:
Net investment income	(0.13)	(0.13)	(0.07)	(0.21)	(0.42)
Net asset value, end of year	$14.66	$13.92	$13.35	$12.49	$12.28
Total return (C)	6.28%	5.29%	7.47%	3.44%	(0.42)%
Ratio and supplemental data:
Net assets end of year (000’s)	$884,398	$585,578	$322,980	$97,933	$11,234
Expenses to average net assets (D)	1.05%	1.06%	1.10%	1.11%	1.11%
Net investment income (loss) to average net assets (B)	1.39%	1.17%	1.47%	1.45%	0.47%
Portfolio turnover rate (E)	26%	39%	35%	179%	210%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Tactical Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Futures contracts: The Portfolio is subject to equity and commodity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Open futures contracts at December 31, 2014, if any, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is shown on the Statement of Assets and Liabilities.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Open when-issued securities at December 31, 2014, if any, are identified in the Schedule of Investments. Open trades, if any, are reflected as When-issued securities purchased in the Statement of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS. TIPS are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Open TIPS at December 31, 2014, if any, are listed in the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statement of Operations with a corresponding adjustment to cost.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities at December 31, 2014, if any, are identified in the Schedule of Investments.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2014.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REIT”): Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs owned at December 31, 2014, if any, are identified in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds (“ETF”) are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models based that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $500 million	0.700%
Over $500 million up to $750 million	0.675%
Over $750 million	0.650%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit (A)	Maximum Operating Expense Limit Effective Through
0.90%	May 1, 2015

(A)	Prior to May 1, 2014, the expense limit was 1.00%.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$352,723,131	$ 102,962,306	$170,590,252	$ 28,217,609

NOTE 5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2013	Ending number of positions at December 31, 2014	Average number of positions (A)
Futures contracts	12	15	14

(A)	Calculated based on positions held at each month end during the current year.

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest rate Contracts	Equity Contracts	Total
Asset derivatives
Net unrealized appreciation on futures contracts (A) (B)	$1,416,414	$852,232	$2,268,646
Total gross amount of assets (C)	1,416,414	852,232	2,268,646
Liability derivatives
Net unrealized depreciation on futures contracts (A) (B)	(275,587)	(566,331)	(841,918)
Total gross amount of liabilities (C)	$(275,587)	$(566,331)	$(841,918)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest rate Contracts	Equity Contracts	Total
Net realized gain (loss) on:
Futures contracts	$1,428,174	$2,705,581	$4,133,755
Net change in unrealized appreciation (depreciation) on:
Futures contracts	909,031	(1,211,976)	(302,945)
Total	$2,337,205	$1,493,605	$3,830,810

NOTE 6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, passive foreign investment companies, foreign currency transactions, paydown gain/loss, and straddle loss deferral.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to foreign currency gain/loss, paydown gain/loss, passive foreign investment companies and distribution reclasses for real estate investment trusts. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$2
Undistributed (distributions in excess of) net investment income (loss)	1,676,863
Accumulated net realized gain (loss)	(1,676,865)

At December 31, 2014, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 28,640,559	December 31, 2017
2,132,904	December 31, 2018

The capital loss carryforwards utilized or expired during the year ended December 31, 2014 were $12,718,563.

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$8,027,735
Long-Term Capital Gain	—
2013 Distributions paid from:
Ordinary Income	$6,002,478
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$13,318,125
Undistributed Long-Term Capital Gain	—
Capital Loss Carryforwards	(30,773,463)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	(762,334)
Net Unrealized Appreciation (Depreciation)	43,931,300

NOTE 7. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica JPMorgan Tactical Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica JPMorgan Tactical Allocation VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica JPMorgan Tactical Allocation VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica JPMorgan Tactical Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Balanced VP

(unaudited)

MARKET ENVIRONMENT

U.S. stocks rose for a third consecutive year. Over 2014, the S&P 500® was up 13.69% and the Russell 2000® Index of small cap stocks gained 4.89%. International stocks did not fare as well, falling 4.48% (as measured by the MSCI Europe, Australasia, Far East Index). International markets were hurt by anemic growth and a stronger U.S. dollar. Investment grade bonds were up during the period, as government bond yields fell. The yield on the U.S. 10-year Treasury note fell steadily throughout the year from 3.03% to 2.17%. Over all, the Barclays U.S. Aggregate Bond Index rose 5.97% in 2014, which was quite a feat given that the U.S. Federal Reserve (“Fed”) was withdrawing liquidity.

2014 can be divided into two phases. The first half of the year was a continuation of the easy money induced, low volatility environment where risk was not a four letter word. The second half of the year marked the return of risk aversion and market turbulence. This shift was driven initially by concerns about the eventual effects of Fed tapering and about growth in Japan and Europe. However, geopolitical events like the Greek vote and Saudi Arabia’s refusal to cut oil supply added uncertainty and fueled more volatility toward the end of the year.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Legg Mason Dynamic Allocation - Balanced VP, Service Class returned 8.48%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica Legg Mason Dynamic Allocation - Balanced VP Blended Benchmark (“blended benchmark”), returned 13.69% and 11.27%, respectively.

The blended benchmark is comprised of the Barclays Long Treasury Index 50%, the Russell 1000® Index 40%, the MSCI Europe, Australasia, Far East Index 5%, and the Russell 2000® Index 5%.

STRATEGY REVIEW

The Portfolio invests primarily in Exchange-Traded Funds (“ETFs”) that are designed to track various stock and bond indices. In addition, we use a combination of risk management strategies that are designed to protect the Portfolio from experiencing significant losses in the event of a major decline in the markets, in exchange for giving up some of the “upside” in rising markets.

The first of these strategies involves systematically raising the allocation to cash in response to rising volatility and declines in the Portfolio’s net asset value (“NAV”), and then lowering the allocation to cash as volatility falls and the NAV rises. This strategy works best during extended market declines. The Portfolio de-risked in October due to a sharp volatility spike mid-month. This move was short lived as the market rebounded quickly and volatility stabilized. This hurt performance slightly as the Portfolio was not fully invested during the rebound.

The other risk management strategy involves the continuous use of put options on the S&P 500® to provide additional protection against a decline in the stock market. This strategy tends to help the Portfolio’s relative performance in periods when the stock market is falling (since put options tend to rise in price when the underlying index is falling), but it detracts from relative performance when the stock market is rising (since puts tend to fall when the underlying index is rising). The put strategy detracted from the Portfolio’s performance over the year as stock markets rose.

Overall, we estimate that the put option strategy and the higher duration of the index was responsible for the majority of the Portfolio’s underperformance over the year. In addition to fees, there was a negative contribution from tracking error among the underlying equity and bond ETFs over the year.

Over the year the Portfolio used derivatives. These positions detracted from performance.

Y.Wayne Lin

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

Legg Mason Global Asset Allocation, LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	8.48%	7.37%	05/01/2012
S&P 500® (A) (B)	13.69%	18.13%
Transamerica Legg Mason Dynamic Allocation - Balanced VP Blended Benchmark (A) (C) (D) (E) (F)	11.27%	10.29%

(A) The Transamerica Legg Mason Dynamic Allocation - Balanced VP Blended Benchmark is comprised of the following benchmarks: The Barclays Long Treasury Index 50%, the Russell 1000® Index 40%, MSCI Europe, Australasia, Far East Index 5%, and the Russell 2000® Index 5%. The S&P 500® and the Transamerica Legg Mason Dynamic Allocation - Balanced VP Blended Benchmark are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

(B) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(C) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The Barclays Long Treasury Index is comprised of U.S. treasury securities with remaining maturities of 10 years or more.

(E) The MSCI Europe, Australasia, Far East Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. The underlying portfolios invest their assets in various underlying ETFs, their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,030.20	$4.50	$1,020.80	$4.48	0.88%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Investment Companies	98.4%
Securities Lending Collateral	8.5
Repurchase Agreement	1.7
Purchased Options	0.7
Net Other Assets (Liabilities)	(9.3)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
INVESTMENT COMPANIES - 98.4%
Capital Markets - 93.6%
iShares 20+ Year Treasury Bond ETF (A)	607,535	$ 76,500,807
iShares Core S&P 500 ETF (A)	1,197,082	247,676,266
iShares Core U.S. Aggregate Bond ETF (A)	579,426	63,806,391
iShares MSCI EAFE ETF (A)	620,535	37,753,350
SPDR S&P 500 ETF Trust	301,228	61,902,354
Vanguard Total Bond Market ETF	3,146,206	259,152,988

		746,792,156

Growth - Small Cap - 4.8%
Vanguard Small-Cap ETF	332,935	38,840,197

Total Investment Companies (Cost $730,766,774)		785,632,353

	Contracts	Value
PURCHASED OPTIONS - 0.7%
Put Options - 0.7%
S&P 500 Index
Index Value $1,500.00
Expires 12/19/2015	40	99,200
S&P 500 Index
Index Value $1,550.00
Expires 12/19/2015	39	111,345
S&P 500 Index
Index Value $1,600.00
Expires 12/19/2015	164	642,880
S&P 500 Index
Index Value $1,625.00
Expires 12/19/2015	41	173,020
S&P 500 Index
Index Value $1,650.00
Expires 12/19/2015	249	1,135,440
S&P 500 Index
Index Value $1,675.00
Expires 12/19/2015	8	36,720
S&P 500 Index
Index Value $1,700.00
Expires 12/19/2015	300	1,560,000
S&P 500 Index
Index Value $1,725.00
Expires 12/19/2015	90	514,800

	Contracts	Value
PURCHASED OPTIONS (continued)
Put Options (continued)
S&P 500 Index
Index Value $1,750.00
Expires 12/19/2015	133	$ 821,940
S&P 500 Index
Index Value $1,800.00
Expires 12/19/2015	27	195,777

Total Purchased Options (Cost $7,359,763)		5,291,122

	Shares	Value
SECURITIES LENDING COLLATERAL - 8.5%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (B)	67,725,684	67,725,684

Total Securities Lending Collateral (Cost $67,725,684)		67,725,684

	Principal	Value
REPURCHASE AGREEMENT - 1.7%
State Street Bank & Trust Co. 0.01% (B), dated 12/31/2014, to be repurchased at $13,274,401 on 01/02/2015. Collateralized by U.S. Government Agency Obligations, 2.50% - 3.00%, due 01/01/2033 - 03/01/2033, and with a total value of $13,543,752.	$ 13,274,394	13,274,394

Total Repurchase Agreement (Cost $13,274,394)		13,274,394

Total Investments (Cost $819,126,615) (C)		871,923,553
Net Other Assets (Liabilities) - (9.3)%		(73,846,088)

Net Assets - 100.0%		$ 798,077,465

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Investment Companies	$785,632,353	$—	$—	$785,632,353
Purchased Options	5,291,122	—	—	5,291,122
Securities Lending Collateral	67,725,684	—	—	67,725,684
Repurchase Agreement	—	13,274,394	—	13,274,394

Total Investments	$858,649,159	$13,274,394	$—	$871,923,553

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $66,347,287. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2014.
(C)	Aggregate cost for federal income tax purposes is $818,219,338. Aggregate gross unrealized appreciation and depreciation for all securities is $55,179,498 and $1,475,283, respectively. Net unrealized appreciation for tax purposes is $53,704,215.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Unaffiliated investments, at value (cost $805,852,221) (including securities loaned of $66,347,287)	$858,649,159
Repurchase agreement, at value (cost $13,274,394)	13,274,394
Receivables:
Shares sold	462,401
Dividends	344,242
Net income from securities lending	33,840
Prepaid expenses	1,414

Total assets	872,765,450

Liabilities:
Payables and other liabilities:
Shares redeemed	314
Investments purchased	6,330,011
Investment advisory fees	403,897
Distribution and service fees	177,937
Administration fees	17,794
Transfer agent fees	1,565
Trustees fees	270
Audit and tax fees	13,600
Printing and shareholder reports fees	15,966
Other	947
Collateral for securities on loan	67,725,684

Total liabilities	74,687,985

Net assets	$798,077,465

Net assets consist of:
Capital stock ($0.01 par value)	$665,438
Additional paid-in capital	734,528,670
Undistributed (distributions in excess of) net investment income (loss)	9,412,323
Accumulated net realized gain (loss)	674,096
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	52,796,938

Net assets	$798,077,465

Shares outstanding	66,543,780

Net asset value and offering price per share	$11.99

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income from unaffiliated investments	$14,128,846
Interest income from repurchase agreements	803
Net income from securities lending	340,049

Total investment income	14,469,698

Expenses:
Investment advisory fees	3,269,165
Distribution and service fees	1,428,735
Administration fees	142,873
Transfer agent fees	8,838
Trustees fees	20,970
Audit and tax fees	20,463
Custody fees	59,911
Legal fees	35,060
Printing and shareholder reports fees	38,872
Other	23,256

Total expenses	5,048,143

Net investment income (loss)	9,421,555

Net realized gain (loss) on:
Unaffiliated investments	1,472,759
Distributions from unaffiliated investments	367,387

Net realized gain (loss)	1,840,146

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	35,943,601

Net change in unrealized appreciation (depreciation)	35,943,601

Net realized and change in unrealized gain (loss)	37,783,747

Net increase (decrease) in net assets resulting from operations	$47,205,302

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$9,421,555	$3,784,232
Net realized gain (loss)	1,840,146	(1,325,337)
Net change in unrealized appreciation (depreciation)	35,943,601	16,917,235
Net increase (decrease) in net assets resulting from operations	47,205,302	19,376,130

Distributions to shareholders:
Net investment income	(3,791,217)	(506,426)
Net realized gains	—	(91,715)
Total distributions to shareholders	(3,791,217)	(598,141)

Capital share transactions:
Proceeds from shares sold	361,029,647	309,613,146
Dividends and distributions reinvested	3,791,217	598,141
Cost of shares redeemed	(3,646,075)	(9,309,748)
Net increase (decrease) in net assets resulting from capital share transactions	361,174,789	300,901,539
Net increase (decrease) in net assets	404,588,874	319,679,528

Net assets:
Beginning of year	393,488,591	73,809,063
End of year	$798,077,465	$393,488,591
Undistributed (distributions in excess of) net investment income (loss)	$9,412,323	$3,781,985

Capital share transactions - shares:
Shares issued	31,143,739	28,948,607
Shares reinvested	322,932	56,589
Shares redeemed	(308,107)	(862,482)
Net increase (decrease) in shares outstanding	31,158,564	28,142,714

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:	December 31, 2014	December 31, 2013	December 31, 2012 (A)
Net asset value, beginning of period/year	$11.12	$10.19	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.19	0.19	0.17
Net realized and unrealized gain (loss)	0.75	0.76	0.02
Total investment operations	0.94	0.95	0.19
Distributions:
Net investment income	(0.07)	(0.02)	—
Net realized gains	—	—	(D)	—
Total distributions	(0.07)	(0.02)	—
Net asset value, end of period/year	$11.99	$11.12	$10.19
Total return (E)	8.48%	9.37%	1.90	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$798,077	$393,489	$73,809
Expenses to average net assets (G)	0.88%	0.90%	1.01	%(H)
Net investment income (loss) to average net assets (C)	1.65%	1.74%	2.51	%(H)
Portfolio turnover rate (I)	13%	2%	32	%(F)

(A)	Commenced operations on May 1, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies in which the Portfolio invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Legg Mason Dynamic Allocation – Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask price (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

Open option contracts at December 31, 2014, if any, are listed in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $350 million	0.58%
Over $350 million up to $750 million	0.56%
Over $750 million up to $1.5 billion	0.53%
Over $1.5 billion	0.51%

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.77%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% of Service Class.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$ 439,011,924	$ —	$ 73,641,119	$ —

NOTE 5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2013	Ending number of positions at December 31, 2014	Average number of positions (A)
Purchased options and swaptions	9	10	10

(A)	Calculated based on positions held at each month end during the current year.

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted for as hedging instruments	Equity Contracts	Total
Asset derivatives
Purchased options and swaptions (A)	$5,291,122	$5,291,122
Total gross amount of assets (B)	$5,291,122	$5,291,122

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Equity Contracts	Total
Net realized gain (loss) on:
Purchased options and swaptions (A)	$(4,421,170)	$(4,421,170)
Net change in unrealized appreciation (depreciation) on:
Purchased options and swaptions (B)	(47,835)	(47,835)
Total	$(4,469,005)	$(4,469,005)

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statement of Operations.

NOTE 6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

At December 31, 2014, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 233,181	Short-Term Indefinitely

The capital loss carryforwards utilized or expired during the year ended December 31, 2014 were $2,759,987.

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$3,791,217
Long-Term Capital Gain	—
2013 Distributions paid from:
Ordinary Income	$598,141
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$9,412,323
Undistributed Long-Term Capital Gain	—
Capital Loss Carryforwards	(233,181)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	53,704,215

NOTE 7. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Legg Mason Dynamic Allocation - Balanced VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Legg Mason Dynamic Allocation - Balanced VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Legg Mason Dynamic Allocation - Balanced VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Balanced VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Growth VP

(unaudited)

MARKET ENVIRONMENT

U.S. stocks rose for a third consecutive year. Over 2014, the S&P 500® was up 13.69% and the Russell 2000® Index of small cap stocks gained 4.89%. International stocks did not fare as well, falling 4.48% (as measured by the MSCI Europe, Australasia, Far East Index). International markets were hurt by anemic growth and a stronger dollar. Investment grade bonds were up during the period, as government bond yields fell. The yield on the U.S. 10-year Treasury note fell steadily throughout the year from 3.03% to 2.17%. Over all, the Barclays U.S. Aggregate Bond Index rose 5.97% in 2014, which was quite a feat given that the U.S. Federal Reserve (“Fed”) was withdrawing liquidity.

2014 can be divided into two phases. The first half of the year was a continuation of the easy money induced, low volatility environment where risk was not a four letter word. The second half of the year marked the return of risk aversion and market turbulence. This shift was driven initially by concerns about the eventual effects of Fed tapering and about growth in Japan and Europe. However, geopolitical events like the Greek vote and Saudi Arabia’s refusal to cut oil supply added uncertainty and fueled more volatility toward the end of the year.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Legg Mason Dynamic Allocation - Growth VP, Service Class returned 8.18%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica Legg Mason Dynamic Allocation - Growth VP Blended Benchmark (“blended benchmark”), returned 13.69% and 11.15%, respectively.

The blended benchmark is comprised of the S&P 500® 56%, the Barclays Long Treasury Index 21%, the Barclays U.S. Aggregate Bond Index 9%, the MSCI Europe, Australasia, Far East Index 7%, and the Russell 2000® Index 7%.

STRATEGY REVIEW

The Portfolio invests primarily in Exchange-Traded Funds (“ETFs”) that are designed to track various stock and bond indices. In addition, we use a combination of risk management strategies that are designed to protect the portfolio from experiencing significant losses in the event of a major decline in the markets, in exchange for giving up some of the “upside” in rising markets.

The first of these strategies involves systematically raising the allocation to cash in response to rising volatility and declines in the Portfolio’s net asset value (“NAV”), and then lowering the allocation to cash as volatility falls and the NAV rises. This strategy works best during extended market declines. The Portfolio de-risked in October due to a sharp volatility spike mid-month. This move was short lived as the market rebounded quickly and volatility stabilized. This move hurt performance as the Portfolio was not fully invested during the rebound.

The other risk management strategy involves the continuous use of put options on the S&P 500® to provide additional protection against a decline in the stock market. This strategy tends to help the Portfolio’s relative performance in periods when the stock market is falling (since put options tend to rise in price when the underlying index is falling), but it detracts from relative performance when the stock market is rising (since puts tend to fall when the underlying index is rising). The put strategy detracted from the Portfolio’s performance over the year as stock markets rose.

Overall, we estimate that the put option strategy and the higher duration of the index was responsible for the majority of the Portfolio’s underperformance over the year. In addition to fees, there was a negative contribution from tracking error among the underlying equity and bond ETFs over the year.

Over the year the Portfolio used derivatives. These positions detracted from performance.

Y.Wayne Lin

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

Legg Mason Global Asset Allocation, LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	8.18%	9.30%	05/01/2012
S&P 500® (A) (B)	13.69%	18.13%
Transamerica Legg Mason Dynamic Allocation - Growth VP Blended Benchmark (A) (B) (C) (D) (E) (F)	11.15%	13.06%

(A) The Transamerica Legg Mason Dynamic Allocation - Growth VP Blended Benchmark is comprised of the following benchmarks: S&P 500® 56%, Barclays Long Treasury Index 21%, Barclays U.S. Aggregate Bond Index 9%, MSCI Europe, Australasia, Far East Index 7% and the Russell 2000® Index 7%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

(B) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(C) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The Barclays Long Treasury Index is comprised of U.S. treasury securities with remaining maturities of 10 years or more.

(E) The MSCI Europe, Australasia, Far East Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. The underlying portfolios invest their assets in various underlying ETFs, their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,028.20	$4.70	$1,020.60	$4.69	0.92%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Investment Companies	97.4%
Securities Lending Collateral	5.6
Repurchase Agreement	2.3
Purchased Options	0.9
Net Other Assets (Liabilities)	(6.2)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
INVESTMENT COMPANIES - 97.4%
Capital Markets - 90.6%
iShares 20+ Year Treasury Bond ETF (A)	153,789	$ 19,365,111
iShares Core S&P 500 ETF (A)	708,277	146,542,511
iShares Core U.S. Aggregate Bond ETF	149,109	16,419,883
iShares MSCI EAFE ETF (A)	376,254	22,891,294
SPDR S&P 500 ETF Trust	178,304	36,641,472
Vanguard Total Bond Market ETF	797,217	65,666,764

		307,527,035

Growth - Small Cap - 6.8%
Vanguard Small-Cap ETF (A)	196,916	22,972,220

Total Investment Companies (Cost $302,192,038)		330,499,255

	Contracts	Value
PURCHASED OPTIONS - 0.9%
Put Options - 0.9%
S&P 500 Index Index Value $1,500.00 Expires 12/19/2015	25	62,000
S&P 500 Index Index Value $1,550.00 Expires 12/19/2015	26	74,230
S&P 500 Index Index Value $1,600.00 Expires 12/19/2015	81	317,520
S&P 500 Index Index Value $1,625.00 Expires 12/19/2015	23	97,060
S&P 500 Index Index Value $1,650.00 Expires 12/19/2015	141	642,960
S&P 500 Index Index Value $1,675.00 Expires 12/19/2015	3	13,770
S&P 500 Index Index Value $1,700.00 Expires 12/19/2015	184	956,800
S&P 500 Index Index Value $1,725.00 Expires 12/19/2015	55	314,600
S&P 500 Index Index Value $1,750.00 Expires 12/19/2015	79	488,220
S&P 500 Index Index Value $1,800.00 Expires 12/19/2015	11	79,761

Total Purchased Options (Cost $4,189,074)		3,046,921

	Shares	Value
SECURITIES LENDING COLLATERAL - 5.6%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (B)	19,033,846	19,033,846

Total Securities Lending Collateral (Cost $19,033,846)		19,033,846

	Principal	Value
REPURCHASE AGREEMENT - 2.3%

State Street Bank & Trust Co. 0.01% (B), dated 12/31/2014, to be repurchased at $7,829,384 on 01/02/2015. Collateralized by U.S. Government Agency Obligations, 2.50% - 3.00%, due 01/01/2033 - 03/01/2033, and with a total value of $7,991,543.

	$ 7,829,380	$ 7,829,380

Total Repurchase Agreement (Cost $7,829,380)		7,829,380

Total Investments (Cost $333,244,338) (C)		360,409,402
Net Other Assets (Liabilities) - (6.2)%		(21,024,232)

Net Assets - 100.0%		$ 339,385,170

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Investment Companies	$330,499,255	$—	$—	$330,499,255
Purchased Options	3,046,921	—	—	3,046,921
Securities Lending Collateral	19,033,846	—	—	19,033,846
Repurchase Agreement	—	7,829,380	—	7,829,380

Total Investments	$352,580,022	$7,829,380	$—	$360,409,402

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $18,637,587. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2014.
(C)	Aggregate cost for federal income tax purposes is $332,374,312. Aggregate gross unrealized appreciation and depreciation for all securities is $28,926,283 and $891,193, respectively. Net unrealized appreciation for tax purposes is $28,035,090.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Unaffiliated investments, at value (cost $325,414,958) (including securities loaned of $18,637,587)	$352,580,022
Repurchase agreement, at value (cost $7,829,380)	7,829,380
Receivables:
Shares sold	1,787,067
Dividends	198,895
Net income from securities lending	9,452
Prepaid expenses	510

Total assets	362,405,326

Liabilities:
Payables and other liabilities:
Shares redeemed	29
Investments purchased	3,708,338
Investment advisory fees	174,285
Distribution and service fees	73,467
Administration fees	7,347
Transfer agent fees	627
Trustees fees	110
Audit and tax fees	14,422
Printing and shareholder reports fees	7,302
Other	383
Collateral for securities on loan	19,033,846

Total liabilities	23,020,156

Net assets	$339,385,170

Net assets consist of:
Capital stock ($0.01 par value)	$269,575
Additional paid-in capital	309,370,492
Undistributed (distributions in excess of) net investment income (loss)	3,467,005
Accumulated net realized gain (loss)	(886,966)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	27,165,064

Net assets	$339,385,170

Shares outstanding	26,957,521

Net asset value and offering price per share	$12.59

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income from unaffiliated investments	$5,553,642
Interest income from repurchase agreements	338
Net income from securities lending	83,679

Total investment income	5,637,659

Expenses:
Investment advisory fees	1,404,827
Distribution and service fees	587,087
Administration fees	58,709
Transfer agent fees	3,624
Trustees fees	8,629
Audit and tax fees	17,026
Custody fees	29,582
Legal fees	14,405
Printing and shareholder reports fees	16,938
Other	9,555

Total expenses	2,150,382

Net investment income (loss)	3,487,277

Net realized gain (loss) on:
Unaffiliated investments	(509,413)
Distributions from unaffiliated investments	92,946

Net realized gain (loss)	(416,467)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	15,939,945

Net change in unrealized appreciation (depreciation)	15,939,945

Net realized and change in unrealized gain (loss)	15,523,478

Net increase (decrease) in net assets resulting from operations	$19,010,755

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$3,487,277	$1,346,791
Net realized gain (loss)	(416,467)	(535,711)
Net change in unrealized appreciation (depreciation)	15,939,945	11,162,493
Net increase (decrease) in net assets resulting from operations	19,010,755	11,973,573

Distributions to shareholders:
Net investment income	(1,351,440)	(177,173)
Net realized gains	—	(17,994)
Total distributions to shareholders	(1,351,440)	(195,167)

Capital share transactions:
Proceeds from shares sold	160,016,149	136,578,354
Dividends and distributions reinvested	1,351,440	195,167
Cost of shares redeemed	(4,291,522)	(6,900,753)
Net increase (decrease) in net assets resulting from capital share transactions	157,076,067	129,872,768
Net increase (decrease) in net assets	174,735,382	141,651,174

Net assets:
Beginning of year	164,649,788	22,998,614
End of year	$339,385,170	$164,649,788
Undistributed (distributions in excess of) net investment income (loss)	$3,467,005	$1,331,168

Capital share transactions - shares:
Shares issued	13,128,030	12,408,981
Shares reinvested	109,428	17,856
Shares redeemed	(346,982)	(627,071)
Net increase (decrease) in shares outstanding	12,890,476	11,799,766

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:
December 31, 2014	December 31, 2013	December 31, 2012 (A)
Net asset value, beginning of period/year	$11.70	$10.14	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.18	0.18	0.16
Net realized and unrealized gain (loss)	0.78	1.40	(0.02)
Total investment operations	0.96	1.58	0.14
Distributions:
Net investment income	(0.07)	(0.02)	—
Net realized gains	—	—	(D)	—
Total distributions	(0.07)	(0.02)	—
Net asset value, end of period/year	$12.59	$11.70	$10.14
Total return (E)	8.18%	15.61%	1.40	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$339,385	$164,650	$22,999
Expenses to average net assets (G)
After (waiver/reimbursement) recapture	0.92%	0.96%	1.04	%(H)
Before (waiver/reimbursement) recapture	0.92%	0.94%	1.31	%(H)
Net investment income (loss) to average net assets (B)	1.48%	1.62%	2.46	%(H)
Portfolio turnover rate (I)	9%	3%	54	%(F)

(A)	Commenced operations on May 1, 2012.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Calculated based on average number of shares outstanding.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies in which the Portfolio invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Legg Mason Dynamic Allocation – Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask price (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

Open option contracts at December 31, 2014, if any, are listed in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $250 million	0.60%
Over $250 million up to $750 million	0.57%
Over $750 million up to $1 billion	0.54%
Over $1 billion up to $1.5 billion	0.53%
Over $1.5 billion	0.52%

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.79%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% of Service Class.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$ 177,129,617	$ —	$ 21,990,355	$ —

NOTE 5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2013	Ending number of positions at December 31, 2014	Average number of positions (A)
Purchased options and swaptions	9	10	10

(A)	Calculated based on positions held at each month end during the current year.

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted for as hedging instruments	Equity Contracts	Total
Asset derivatives
Purchased options and swaptions (A)	$3,046,921	$3,046,921
Total gross amount of assets (B)	$3,046,921	$3,046,921

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Equity Contracts	Total
Net realized gain (loss) on:
Purchased options and swaptions (A)	$(2,587,321)	$(2,587,321)
Net change in unrealized appreciation (depreciation) on:
Purchased options and swaptions (B)	26,473	26,473
Total	$(2,560,848)	$(2,560,848)

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statement of Operations.

NOTE 6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, options contracts, and organizational costs.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

At December 31, 2014, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 1,646,349	Short-Term Indefinitely
110,643	Long-Term Indefinitely

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$1,351,440
Long-Term Capital Gain	—
2013 Distributions paid from:
Ordinary Income	$195,167
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$3,478,708
Undistributed Long-Term Capital Gain	—
Capital Loss Carryforwards	(1,756,992)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	(11,703)
Net Unrealized Appreciation (Depreciation)	28,035,090

NOTE 7. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Legg Mason Dynamic Allocation - Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Legg Mason Dynamic Allocation - Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Legg Mason Dynamic Allocation - Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Legg Mason Dynamic Allocation - Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Balanced Allocation VP

(unaudited)

MARKET ENVIRONMENT

We are maintaining our positive perspective on the U.S. economy. While much of the rest of the world attempts to find some economic traction, the U.S. economy looks best positioned to hit its economic stride in 2015. The recent plunge in crude oil should help. While the U.S. has decreased its dependence on foreign oil, we’re still the world’s largest oil importer (using 2013 data). Accordingly, the precipitous decline in energy costs will, in our opinion, provide an overall boost to economic growth. The U.S. consumer, at 70% of the U.S. economy, is especially likely to benefit from this welcomed “tax cut” from the oil patch.

Despite relatively strong economic leadership from the U.S., we would categorize the overall state of the global economy as fragile. Both global debt levels and geopolitical risks remain uncomfortably elevated. There are also very few foreign countries that are approaching favorable economic inflection points with respect to their longer-term demographics and credit cycles. In our view, these risk factors continue to constrain the pool of attractive foreign-based investment opportunities.

While foreign equities seriously struggled, U.S. stocks continued to forge ahead in 2014. For the year, U.S. stocks as represented by the Russell 3000® Index, which rallied 12.56%, easily outdistancing foreign stocks as represented by the MSCI Europe, Australasia, Far East Index, which declined (4.48)%. Meanwhile, steadily falling interest rates throughout 2014 resulted in positive returns for U.S. bonds as represented by the Barclays U.S. Aggregate Bond Index, which advanced 5.97%.

PERFORMANCE

For year ended December 31, 2014, Transamerica Madison Balanced Allocation VP, Service Class returned 5.74%. By comparison, its primary, secondary, and additional benchmarks, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, and the Transamerica Madison Balanced Allocation VP Blended Benchmark (“blended benchmark”) returned 5.97%, 12.56%, and 7.71%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 50%, the Russell 1000® Index 38%, the MSCI World Index ex-U.S. 10% and the Russell 2000® Index 2%.

STRATEGY REVIEW

Overall, we remain unnerved by the number of divergences in today’s global markets. Most notable has been the continued widening of high-yield (“HY”) bond spreads and the decoupling of weak HY bond performance versus strong U.S. equity returns since the 2014 mid-October lows. Given the heavy weighting (approximately 15% of the HY index) of energy sector bonds within the HY asset class and the overall poor liquidity of HY bonds, we have chosen to deemphasize this typically negative indicator for the time being. However, we also anticipate that volatility will pick up in 2015 as the markets continue to digest a less active U.S. Federal Reserve (Quantitative Easing 3 has now ended), weak global growth and a strong U.S. dollar.

Our strategic (80% U.S. and 20% foreign) and tactical portfolio tilt to a uniquely U.S. centric posture proved very additive to returns in 2014. U.S. equities clearly enjoyed outsized returns relative to other asset classes.

Relative 2014 Portfolio returns were enhanced by our fixed income position in Transamerica Bond. On the equity side, Transamerica JPMorgan Enhanced Index VP was additive to returns.

Conversely, 2014 relative Portfolio performance was hindered by our fixed income position in Madison High Quality Bond Fund (no longer held at year end). Equity allocations were muted by our position in Madison Covered Call & Equity Income Fund.

We continue to monitor a myriad of economic and financial metrics and are poised to reduce risk exposures should conditions warrant. We’re particularly watching the credit cycle (yield spreads and default rates) for early cues on the overall health of the economy and markets. We believe our Portfolio remains well-positioned for a growth-challenged global economy.

David S. Hottmann, CFA

Patrick F. Ryan, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Balanced Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	5.74%	6.57%	05/01/2011
Barclays U.S. Aggregate Bond Index (A) (B)	5.97%	3.82%
Russell 3000® Index (A) (C)	12.56%	13.92%
Transamerica Madison Balanced Allocation VP Blended Benchmark (A) (D) (E) (F)	7.71%	7.92%

(A) The Transamerica Madison Balanced Allocation VP Blended Benchmark is composed of the following benchmarks: Barclays U.S. Aggregate Bond Index 50%, Russell 1000® Index 38%, MSCI World Index ex-U.S. 10%, and Russell 2000® Index 2%. The Barclays U.S. Aggregate Bond, Russell 3000® Index, and the Transamerica Madison Balanced Allocation VP Blended Benchmark are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

(B) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(D) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(E) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Russell investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Balanced Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,009.30	$2.43	$1,022.80	$2.45	0.48%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolios’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Capital Markets	61.9%
Fixed Income	21.9
U.S. Equity	16.0
Repurchase Agreement	0.3
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Balanced Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
INVESTMENT COMPANIES - 99.8%
Capital Markets - 61.9%
Madison Core Bond Fund (A)	2,162,084	$ 21,945,155
Madison Covered Call & Equity Income Fund (A)	874,717	8,537,237
Madison International Stock Fund (A)	449,186	5,623,809
Madison Investors Fund (A)	180,030	3,768,023
Madison Large Cap Growth Fund (A)	422,553	9,418,715
Madison Large Cap Value Fund (A)	553,102	9,380,612

		58,673,551

Fixed Income - 21.9%
Transamerica Bond (B)	291,972	2,995,632
Transamerica Core Bond (B)	1,383,421	13,972,556
Transamerica PIMCO Total Return VP (C)	326,971	3,815,751

		20,783,939

U.S. Equity - 16.0%
Transamerica JPMorgan Enhanced Index VP (C)	559,475	10,361,473
Transamerica Systematic Small/Mid Cap Value VP (C)	209,495	4,751,346

		15,112,819

Total Investment Companies (Cost $96,325,318)		94,570,309

	Principal	Value
REPURCHASE AGREEMENT - 0.3%

State Street Bank & Trust Co. 0.01% (D), dated 12/31/2014, to be repurchased at $331,424 on 01/02/2015. Collateralized by U.S. Government Obligations, 1.38% - 3.00%, due 06/30/2018 - 03/01/2033, and with a total value of $343,306.

	$ 331,424	$ 331,424

Total Repurchase Agreement (Cost $331,424)		331,424

Total Investments (Cost $96,656,742) (E)		94,901,733
Net Other Assets (Liabilities) - (0.1)%		(60,272)

Net Assets - 100.0%		$ 94,841,461

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Investment Companies	$94,570,309	$—	$—	$94,570,309
Repurchase Agreement	—	331,424	—	331,424

Total Investments	$94,570,309	$331,424	$—	$94,901,733

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	The investment issuer is affiliated with the sub-adviser of the Portfolio.
(B)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(C)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(D)	Rate disclosed reflects the yield at December 31, 2014.
(E)	Aggregate cost for federal income tax purposes is $97,538,906. Aggregate gross unrealized appreciation and depreciation for all securities is $479,619 and $3,116,792, respectively. Net unrealized depreciation for tax purposes is $2,637,173.
(F)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Balanced Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Affiliated investments, at value (cost $35,675,742)	$35,896,758
Unaffiliated investments, at value (cost $60,649,576)	58,673,551
Repurchase agreement, at value (cost $331,424)	331,424
Cash	45,572
Prepaid expenses	287

Total assets	94,947,592

Liabilities:
Payables and other liabilities:
Shares redeemed	52,416
Investment advisory fees	12,851
Distribution and service fees	21,419
Administration fees	2,142
Transfer agent fees	220
Trustees fees	33
Audit and tax fees	13,781
Custody fees	862
Printing and shareholder reports fees	2,276
Other	131

Total liabilities	106,131

Net assets	$94,841,461

Net assets consist of:
Capital stock ($0.01 par value)	$82,008
Additional paid-in capital	89,128,218
Undistributed (distributions in excess of) net investment income (loss)	1,782,524
Accumulated net realized gain (loss)	5,603,720
Net unrealized appreciation (depreciation) on:
Affiliated investments	221,016
Unaffiliated investments	(1,976,025)

Net assets	$94,841,461

Shares outstanding	8,200,766

Net asset value and offering price per share	$11.56

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income from affiliated investments	$833,073
Dividend income from unaffiliated investments	1,347,237
Interest income from repurchase agreements	62

Total investment income	2,180,372

Expenses:
Investment advisory fees	122,034
Distribution and service fees	203,390
Administration fees	20,339
Transfer agent fees	1,263
Trustees fees	3,002
Audit and tax fees	14,431
Custody fees	19,027
Legal fees	4,924
Printing and shareholder reports fees	3,580
Other	3,670

Total expenses	395,660

Net investment income (loss)	1,784,712

Net realized gain (loss) on:
Affiliated investments	926,727
Unaffiliated investments	1,738,592
Distributions from affiliated investments	738,850
Distributions from unaffiliated investments	2,710,781

Net realized gain (loss)	6,114,950

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(749,433)
Non-affiliated investments	(2,617,795)

Net change in unrealized appreciation (depreciation)	(3,367,228)

Net realized and change in unrealized gain (loss)	2,747,722

Net increase (decrease) in net assets resulting from operations	$4,532,434

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Balanced Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$1,784,712	$564,002
Net realized gain (loss)	6,114,950	3,658,065
Net change in unrealized appreciation (depreciation)	(3,367,228)	1,284,519
Net increase (decrease) in net assets resulting from operations	4,532,434	5,506,586

Distributions to shareholders:
Net investment income	(565,179)	(483,058)
Net realized gains	(3,999,113)	(719,620)
Total distributions to shareholders	(4,564,292)	(1,202,678)

Capital share transactions:
Proceeds from shares sold	27,364,693	30,815,079
Dividends and distributions reinvested	4,564,292	1,202,678
Cost of shares redeemed	(1,613,635)	(851,455)
Net increase (decrease) in net assets resulting from capital share transactions	30,315,350	31,166,302
Net increase (decrease) in net assets	30,283,492	35,470,210

Net assets:
Beginning of year	64,557,969	29,087,759
End of year	$94,841,461	$64,557,969
Undistributed (distributions in excess of) net investment income (loss)	$1,782,524	$562,991

Capital share transactions - shares:
Shares issued	2,343,583	2,780,528
Shares reinvested	397,241	111,359
Shares redeemed	(139,720)	(76,278)
Net increase (decrease) in shares outstanding	2,601,104	2,815,609

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Balanced Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value, beginning of period/year	$11.53	$10.45	$9.73	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.26	0.14	0.25	0.28
Net realized and unrealized gain (loss)	0.40	1.22	0.57	(0.55)
Total investment operations	0.66	1.36	0.82	(0.27)
Distributions:
Net investment income	(0.08)	(0.11)	(0.05)	—
Net realized gains	(0.55)	(0.17)	(0.05)	—
Total distributions	(0.63)	(0.28)	(0.10)	—
Net asset value, end of period/year	$11.56	$11.53	$10.45	$9.73
Total return (D)	5.74%	13.24%	8.41%	(2.70	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$94,841	$64,558	$29,088	$10,975
Expenses to average net assets (F)
After (waiver/reimbursement) recapture	0.49%	0.58%	0.60%	0.60	%(G)
Before (waiver/reimbursement) recapture	0.49%	0.52%	0.62%	1.28	%(G)
Net investment income (loss) to average net assets (C)	2.19%	1.28%	2.41%	4.37	%(G)
Portfolio turnover rate (H)	131%	139%	56%	21	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Balanced Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2014.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

The table below shows the Portfolio’s transactions in and earnings from investments in affiliates of TAM the year ended December 31, 2014:

	Value December 31, 2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2014		Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$2,565,710	$11,821,067	$(11,227,046)	$(38,978)	$(125,121)	$2,995,632		$151,965	$94,195
Transamerica Core Bond	—	14,164,289	(77,190)	441	(114,984)	13,972,556		49,559	89,657
Transamerica JPMorgan Enhanced Index VP	7,718,081	11,605,111	(9,536,871)	799,850	(224,698)	10,361,473		261,967	285,850
Transamerica PIMCO Total Return VP	2,563,250	14,419,824	(13,275,811)	71,367	37,121	3,815,751		146,766	—
Transamerica PineBridge Inflation Opportunities VP	962,174	4,075,091	(5,144,776)	96,162	11,349	—	(A)	19,372	—
Transamerica Systematic Small/Mid Cap Value VP	3,856,152	8,374,399	(7,143,990)	(2,115)	(333,100)	4,751,346		203,444	269,148

Totals	$17,665,367	$64,459,781	$(46,405,684)	$926,727	$(749,433)	$35,896,758		$833,073	$738,850

(A)	No longer held at year end.

Investment advisory fees: The Portfolio pays management fees to TAM at an annual fee of 0.15% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.35%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There were no additional amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% of Service Class.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities	Sales of securities
$ 132,983,295	$ 106,316,693

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$3,103,399
Long-Term Capital Gain	1,460,893
2013 Distributions paid from:
Ordinary Income	$901,934
Long-Term Capital Gain	300,744

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$4,256,808
Undistributed Long-Term Capital Gain	4,011,600
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	(2,637,173)

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Madison Balanced Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Madison Balanced Allocation VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Madison Balanced Allocation VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Balanced Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $1,460,893 for the year ended December 31, 2014.

The Portfolio expects to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Portfolio’s shareholders.

Foreign Source Income	Foreign Taxes
$ 150,001	$ 27,131

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Conservative Allocation VP

(unaudited)

MARKET ENVIRONMENT

While foreign equities seriously struggled, U.S. stocks continued to forge ahead in 2014. For the year, U.S. stocks as represented by the Russell 3000® Index, which rallied 12.56%, easily outdistancing foreign stocks as represented by the MSCI Europe, Australasia, Far East Index, which declined (4.48)%. Meanwhile, steadily falling interest rates throughout 2014 resulted in positive returns for U.S. bonds as represented by the Barclays U.S. Aggregate Bond Index, which advanced 5.97%.

Our strategic (80% U.S. and 20% foreign) and tactical portfolio tilt to a uniquely U.S. centric posture proved very additive to returns in 2014. U.S. equities clearly enjoyed outsized returns relative to other asset classes.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Madison Conservative Allocation VP, Service Class returned 4.76%. By comparison, its primary, secondary, and additional benchmarks, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, and the Transamerica Madison Conservative Allocation VP Blended Benchmark (“blended benchmark”) returned 5.97%, 12.56%, and 7.01%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 70%, Russell 1000® Index 23%, MSCI Europe, Australasia, Far East Index 6% and Russell 2000® Index 1%.

STRATEGY REVIEW

We are maintaining our positive perspective on the U.S. economy. While much of the rest of the world attempts to find some economic traction, the U.S. economy looks best positioned to hit its economic stride in 2015. The recent plunge in crude oil should help. While the U.S. has decreased its dependence on foreign oil, we’re still the world’s largest oil importer (using 2013 data). Accordingly, the precipitous decline in energy costs will, in our opinion, provide an overall boost to economic growth. The U.S. consumer, at 70% of the U.S. economy, is especially likely to benefit from this welcomed “tax cut” from the oil patch.

Despite relatively strong economic leadership from the U.S., we would categorize the overall state of the global economy as fragile. Both global debt levels and geopolitical risks remain uncomfortably elevated. There are also very few foreign countries that are approaching favorable economic inflection points with respect to their longer-term demographics and credit cycles. In our view, these risk factors continue to constrain the pool of attractive foreign-based investment opportunities.

Overall, we remain unnerved by the number of divergences in today’s global markets. Most notable has been the continued widening of high-yield (“HY”) bond spreads and the decoupling of weak HY bond performance versus strong U.S. equity returns since the 2014 mid-October lows. Given the heavy weighting (approximately 15% of the HY index) of energy sector bonds within the HY asset class and the overall poor liquidity of HY bonds, we have chosen to deemphasize this typically negative indicator for the time being. However, we also anticipate that volatility will pick up in 2015 as the markets continue to digest a less active U.S. Federal Reserve (Quantitative Easing 3 has now ended), weak global growth and a strong dollar.

Relative 2014 Portfolio returns were enhanced by our fixed income position in Transamerica Bond. On the equity side, Transamerica JPMorgan Enhanced Index VP was additive to returns.

Conversely, 2014 relative portfolio performance was hindered by our fixed income position in Madison High Quality Bond Fund. Equity allocations were muted by our position in Madison Covered Call & Equity Income Fund.

We continue to monitor a myriad of economic and financial metrics and are poised to reduce risk exposures should conditions warrant. We’re particularly watching the credit cycle (yield spreads and default rates) for early cues on the overall health of the economy and markets. We believe our Portfolio remains well-positioned for a growth-challenged global economy.

David S. Hottmann, CFA

Patrick F. Ryan, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Conservative Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	4.76%	4.77%	05/01/2011
Barclays U.S. Aggregate Bond Index (A) (B)	5.97%	3.82%
Russell 3000® Index (A) (C)	12.56%	13.92%
Transamerica Madison Conservative Allocation VP Blended Benchmark (A) (D) (E) (F)	7.01%	6.35%

(A) The Transamerica Madison Conservative Allocation VP Blended Benchmark is composed of the following benchmarks: Barclays U.S. Aggregate Bond Index 70%, Russell 1000® Index 23%, MSCI Europe, Australasia, Far East Index 6% and Russell 2000® Index 1%. The Barclays U.S. Aggregate Bond, Russell 3000® Index, and the Transamerica Madison Conservative Allocation VP Blended Benchmark are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

(B) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(D) The MSCI Europe, Australasia, Far East Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Conservative Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,006.50	$2.48	$1,022.70	$2.50	0.49%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Capital Markets	61.0%
Fixed Income	28.9
U.S. Equity	9.7
Repurchase Agreement	0.4
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Conservative Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
INVESTMENT COMPANIES - 99.6%
Capital Markets - 61.0%
Madison Core Bond Fund (A)	1,770,410	$ 17,969,657
Madison Covered Call & Equity Income Fund (A)	721,695	7,043,747
Madison High Quality Bond Fund (A)	865,563	9,529,851
Madison International Stock Fund (A)	176,251	2,206,662
Madison Investors Fund (A)	105,960	2,217,737
Madison Large Cap Growth Fund (A)	132,641	2,956,561
Madison Large Cap Value Fund (A)	217,025	3,680,751

		45,604,966

Fixed Income - 28.9%
Transamerica Bond (B)	374,479	3,842,151
Transamerica Core Bond (B)	1,236,345	12,487,086
Transamerica PIMCO Total Return VP (C)	448,934	5,239,061

		21,568,298

U.S. Equity - 9.7%
Transamerica JPMorgan Enhanced Index VP (C)	311,328	5,765,788
Transamerica Systematic Small/Mid Cap Value VP (C)	65,761	1,491,461

		7,257,249

Total Investment Companies (Cost $75,427,276)		74,430,513

	Principal	Value
REPURCHASE AGREEMENT - 0.4%

State Street Bank & Trust Co. 0.01% (D), dated 12/31/2014, to be repurchased at $283,663 on 01/02/2015. Collateralized by U.S. Government Obligations, 1.38% - 2.50%, due 06/30/2018 - 01/01/2033, and with a total value of $290,403.

	$ 283,663	$ 283,663

Total Repurchase Agreement (Cost $283,663)		283,663

Total Investments (Cost $75,710,939) (E)		74,714,176
Net Other Assets (Liabilities) - (0.0)% (F)		(34,206)

Net Assets - 100.0%		$ 74,679,970

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Investment Companies	$74,430,513	$—	$—	$74,430,513
Repurchase Agreement	—	283,663	—	283,663

Total Investments	$74,430,513	$283,663	$—	$74,714,176

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	The investment issuer is affiliated with the sub-adviser of the Portfolio.
(B)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(C)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(D)	Rate disclosed reflects the yield at December 31, 2014.
(E)	Aggregate cost for federal income tax purposes is $76,719,543. Aggregate gross unrealized appreciation and depreciation for all securities is $269,222 and $2,274,589, respectively. Net unrealized depreciation for tax purposes is $2,005,367.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Conservative Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Affiliated investments, at value (cost $28,787,491)	$28,825,547
Unaffiliated investments, at value (cost $46,639,785)	45,604,966
Repurchase agreement, at value (cost $283,663)	283,663
Cash	14,305
Prepaid expenses	336

Total assets	74,728,817

Liabilities:
Payables and other liabilities:
Shares redeemed	3,290
Investment advisory fees	10,113
Distribution and service fees	16,855
Administration fees	1,686
Transfer agent fees	181
Trustees fees	26
Audit and tax fees	13,745
Custody fees	261
Printing and shareholder reports fees	2,579
Other	111

Total liabilities	48,847

Net assets	$74,679,970

Net assets consist of:
Capital stock ($0.01 par value)	$68,261
Additional paid-in capital	72,085,260
Undistributed (distributions in excess of) net investment income (loss)	1,286,981
Accumulated net realized gain (loss)	2,236,231
Net unrealized appreciation (depreciation) on:
Affiliated investments	38,056
Unaffiliated investments	(1,034,819)

Net assets	$74,679,970

Shares outstanding	6,826,146

Net asset value and offering price per share	$10.94

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income from affiliated investments	$578,933
Dividend income from unaffiliated investments	1,056,171
Interest income from repurchase agreements	48

Total investment income	1,635,152

Expenses:
Investment advisory fees	105,383
Distribution and service fees	175,638
Administration fees	17,564
Transfer agent fees	1,071
Trustees fees	2,596
Audit and tax fees	14,193
Custody fees	18,134
Legal fees	4,140
Printing and shareholder reports fees	3,464
Other	3,481

Total expenses	345,664

Net investment income (loss)	1,289,488

Net realized gain (loss) on:
Affiliated investments	394,326
Non-affiliated investments	1,520,676
Distributions from affiliated investments	335,522
Distributions from unaffiliated investments	1,211,669

Net realized gain (loss)	3,462,193

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(66,764)
Unaffiliated investments	(1,518,783)

Net change in unrealized appreciation (depreciation)	(1,585,547)

Net realized and change in unrealized gain (loss)	1,876,646

Net increase (decrease) in net assets resulting from operations	$3,166,134

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Conservative Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$1,289,488	$928,649
Net realized gain (loss)	3,462,193	1,825,007
Net change in unrealized appreciation (depreciation)	(1,585,547)	485,238
Net increase (decrease) in net assets resulting from operations	3,166,134	3,238,894

Distributions to shareholders:
Net investment income	(930,152)	(625,611)
Net realized gains	(2,976,614)	(462,062)
Total distributions to shareholders	(3,906,766)	(1,087,673)

Capital share transactions:
Proceeds from shares sold	13,105,718	28,493,206
Dividends and distributions reinvested	3,906,766	1,087,673
Cost of shares redeemed	(5,681,842)	(3,172,971)
Net increase (decrease) in net assets resulting from capital share transactions	11,330,642	26,407,908
Net increase (decrease) in net assets	10,590,010	28,559,129

Net assets:
Beginning of year	64,089,960	35,530,831
End of year	$74,679,970	$64,089,960
Undistributed (distributions in excess of) net investment income (loss)	$1,286,981	$927,645

Capital share transactions - shares:
Shares issued	1,177,466	2,629,476
Shares reinvested	358,090	103,195
Shares redeemed	(515,459)	(294,722)
Net increase (decrease) in shares outstanding	1,020,097	2,437,949

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Conservative Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value, beginning of period/year	$11.04	$10.55	$9.97	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.20	0.20	0.33	0.25
Net realized and unrealized gain (loss)	0.32	0.50	0.31	(0.28)
Total investment operations	0.52	0.70	0.64	(0.03)
Distributions:
Net investment income	(0.15)	(0.12)	(0.04)	—
Net realized gains	(0.47)	(0.09)	(0.02)	—
Total distributions	(0.62)	(0.21)	(0.06)	—
Net asset value, end of period/year	$10.94	$11.04	$10.55	$9.97
Total return (D)	4.76%	6.76%	6.43%	(0.30	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$74,680	$64,090	$35,531	$8,159
Expenses to average net assets (F)
After (waiver/reimbursement) recapture	0.49%	0.56%	0.60%	0.60	%(G)
Before (waiver/reimbursement) recapture	0.49%	0.51%	0.62%	1.32	%(G)
Net investment income (loss) to average net assets (C)	1.84%	1.87%	3.10%	3.79	%(G)
Portfolio turnover rate (H)	128%	141%	50%	30	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Conservative Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2014.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

The table below shows the Portfolio’s transactions in and earnings from investments in affiliates of TAM the year ended December 31, 2014:

	Value December 31, 2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2014		Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$3,821,871	$9,495,812	$(9,421,908)	$61,224	$(114,848)	$3,842,151		$150,373	$86,349
Transamerica Core Bond	—	12,654,308	(61,623)	280	(105,879)	12,487,086		49,352	84,560
Transamerica JPMorgan Enhanced Index VP	—	10,770,339	(5,235,269)	22,335	208,383	5,765,788		82,125	89,612
Transamerica PIMCO Total Return VP	10,815,837	9,724,829	(15,576,557)	233,153	41,799	5,239,061		218,123	—
Transamerica PineBridge Inflation Opportunities VP	955,412	4,260,668	(5,307,627)	82,662	8,885	—	(A)	22,268	—
Transamerica Systematic Small/Mid Cap Value VP	1,914,530	3,203,346	(3,515,983)	(5,328)	(105,104)	1,491,461		56,692	75,001

Totals	$17,507,650	$50,109,302	$(39,118,967)	$394,326	$(66,764)	$28,825,547		$578,933	$335,522

(A)	No longer held at year end.

Investment advisory fees: The Portfolio pays management fees to TAM at an annual fee of 0.15% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.35%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% of Service Class.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities	Sales of securities
$ 97,232,463	$ 89,352,154

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$2,910,949
Long-Term Capital Gain	995,817
2013 Distributions paid from:
Ordinary Income	$759,503
Long-Term Capital Gain	328,170

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$3,130,154
Undistributed Long-Term Capital Gain	1,401,662
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	(2,005,367)

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Madison Conservative Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Madison Conservative Allocation VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Madison Conservative Allocation VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Conservative Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $995,817 for the year ended December 31, 2014.

The Portfolio expects to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Portfolio’s shareholders.

Foreign Source Income	Foreign Taxes
$ 58,857	$ 10,646

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Diversified Income VP

(unaudited)

MARKET ENVIRONMENT

While foreign equities seriously struggled in 2014, U.S. stocks continued to forge ahead. For the year ended December 31, 2014, U.S. stocks, represented by the Russell 3000® Index, rallied 12.6%, easily outdistancing foreign stocks, as measured by the MSCI Europe, Australasia, Far East Index, which declined 4.9%. Meanwhile, steadily falling interest rates throughout 2014 resulted in positive returns for fixed income, as represented by the Barclays U.S. Aggregate Bond Index, which advanced 6.0%.

PERFORMANCE

For year ended December 31, 2014, Transamerica Madison Diversified Income VP, Service Class returned 5.81%. By comparison, its primary, secondary, and additional benchmarks, the Barclays U.S. Aggregate Bond Index, the Russell 1000® Index, and the Transamerica Madison Diversified Income VP Blended Benchmark (“blended benchmark”), returned 5.97%, 13.24%, and 8.90%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 60%, and the Russell 1000® Index 40%.

STRATEGY REVIEW

The Equity portion of the Portfolio remained heavily positioned in high quality, large cap, above-average dividend yield stocks. Compared to the broader market, the Portfolio has been overweight to the defensive sectors of health care and consumer staples, as well as more cyclical sectors like energy and industrials. The Portfolio remained underweight to technology, which is a function of the sector offering few above-average dividend yield stocks that meet our investment criteria. The Portfolio is also underweight consumer discretionary, utilities and materials stocks, due to our assessment of the valuations of the stocks in those sectors being fuller than those in other sectors. In our view, high quality, large cap, “blue chip” stocks sold at very high valuations in the year 2000, and have generally been out of favor since then. Over the last decade, we believe they have generally reached very attractive valuations and are poised to outperform going forward. We see this as the main area of opportunity for the Portfolio.

For the full year, the equity portion of the Portfolio returned 10.4%, compared to the Russell 1000® Index return of 13.2%. In general, dividend paying stocks lagged the broader market in the fourth quarter and over the past year.

As it relates to the fixed income portion of the strategy, the Portfolio’s overall conservative relative duration posture versus the index was a detractor to performance during the fourth quarter as the yield curve continued to flatten. However, the Portfolio’s continued overweight in credit holdings was additive from a sector, yield, and security specific standpoint. Our market view remains that interest rates are likely to rise as the domestic economy gathers momentum and the Federal Open Market Committee’s departure from quantitative easing begins to impact markets heading into 2015.

The Treasury/Agency sector continued to experience a positive impact from falling rates during 2014. We remain underweight this sector both because of its low overall level of yield and the direct negative impact should interest rates rise. Our work suggests that Treasuries remain overvalued and will likely remain an underweight position until a more favorable risk/return outlook emerges.

John Brown, CFA

Chris Nisbet, CFA

Paul Lefurgey, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Diversified Income VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	5.81%	6.22%	05/01/2011
Barclays U.S. Aggregate Bond Index (A) (B)	5.97%	3.82%
Russell 1000® Index (A) (C)	13.24%	14.19%
Transamerica Madison Diversified Income VP Blended Benchmark (A) (B) (C)	8.90%	8.06%

(A) The Transamerica Madison Diversified Income VP Blended Benchmark is composed of the following benchmarks: Barclays U.S. Aggregate Bond Index 60%, Russell 1000® Index 40%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

(B) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Diversified Income VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,018.20	$5.54	$1,019.70	$5.55	1.09%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	39.8%
U.S. Government Obligations	23.3
Corporate Debt Securities	22.5
Securities Lending Collateral	18.0
U.S. Government Agency Obligations	7.9
Repurchase Agreement	2.9
Municipal Government Obligations	1.6
Asset-Backed Securities	1.5
Mortgage-Backed Security	0.2
Net Other Assets (Liabilities)	(17.7)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 23.3%
U.S. Treasury Bond
2.75%, 08/15/2042 - 11/15/2042	$ 1,300,000	$ 1,299,031
4.38%, 05/15/2041	400,000	530,562
U.S. Treasury Note
1.00%, 09/30/2016 (A)	2,400,000	2,417,626
1.38%, 11/30/2015 - 12/31/2018	5,800,000	5,800,039
1.63%, 08/15/2022	1,000,000	972,656
2.00%, 11/15/2021 - 02/15/2023	2,700,000	2,700,637
2.38%, 07/31/2017 - 06/30/2018	4,000,000	4,145,702
3.13%, 10/31/2016 - 05/15/2021	6,400,000	6,774,902

Total U.S. Government Obligations (Cost $24,524,412)		24,641,155

U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.9%
Federal Home Loan Mortgage Corp.
3.00%, 08/01/2027 - 04/01/2043	1,610,929	1,641,945
3.50%, 06/01/2042 - 09/01/2042	1,036,315	1,079,232
4.00%, 09/01/2040 - 10/01/2041	191,666	204,566
4.50%, 11/01/2039	15,237	16,518
Federal National Mortgage Association
2.00%, 06/28/2027 (B)	200,000	200,264
2.38%, 03/25/2023 (C)	339,346	336,683
3.00%, 05/01/2027 - 03/01/2043	1,562,230	1,594,032
3.50%, 08/01/2026 - 10/01/2042	1,664,435	1,747,289
4.00%, 01/01/2041 - 10/01/2041	1,022,231	1,095,544
4.50%, 03/01/2039 - 03/01/2041	44,288	48,120
5.00%, 07/01/2035	13,956	15,453
Government National Mortgage Association
3.50%, 12/15/2042	240,243	252,555
4.00%, 12/15/2039	27,250	29,261
4.50%, 08/15/2040	29,787	32,636

Total U.S. Government Agency Obligations (Cost $8,284,406)		8,294,098

MORTGAGE-BACKED SECURITY - 0.2%
Morgan Stanley Capital I Trust Series 2005-IQ10, Class A4A 5.23%, 09/15/2042 (C)	179,564	182,360

Total Mortgage-Backed Security (Cost $187,448)		182,360

ASSET-BACKED SECURITIES - 1.5%
Ally Master Owner Trust Series 2014-4, Class A2 1.43%, 06/17/2019	225,000	224,467
CNH Equipment Trust Series 2014-A, Class A3 0.84%, 05/15/2019	175,000	174,523
Ford Credit Auto Owner Trust Series 2014-A, Class A3 0.79%, 05/15/2018	225,000	224,826
Mercedes-Benz Auto Lease Trust Series 2014-A, Class A4 0.90%, 12/16/2019	325,000	324,848
Santander Drive Auto Receivables Trust
Series 2013-3, Class B
1.19%, 05/15/2018	125,000	125,052
Series 2013-5, Class C
2.25%, 06/17/2019	250,000	252,398

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Volkswagen Auto Lease Trust Series 2014-A, Class A3 0.80%, 04/20/2017	$ 150,000	$ 149,522
Volvo Financial Equipment LLC Series 2014-1A, Class A3 0.82%, 04/16/2018, 144A	125,000	124,778

Total Asset-Backed Securities (Cost $1,604,563)		1,600,414

MUNICIPAL GOVERNMENT OBLIGATIONS - 1.6%
City of Jacksonville, Revenue Bonds Series A 5.00%, 10/01/2029	250,000	287,318
Dallas/Fort Worth International Airport, Revenue Bonds Series G 5.00%, 11/01/2029	300,000	343,458
District of Columbia Water & Sewer Authority, Revenue Bonds Series A, ASSURED GTY 5.00%, 10/01/2034	275,000	303,083
Northside Independent School District, General Obligation Unlimited Series B, PSF GTD 5.74%, 08/15/2035	325,000	365,709
Rancho Water District Financing Authority, Revenue Bonds Series A 6.34%, 08/01/2040	350,000	406,497

Total Municipal Government Obligations (Cost $1,667,191)		1,706,065

CORPORATE DEBT SECURITIES - 22.5%
Automobiles - 0.4%
Nissan Motor Acceptance Corp. 2.65%, 09/26/2018, 144A	450,000	458,225

Banks - 2.4%
Fifth Third Bancorp 2.30%, 03/01/2019	300,000	300,449
Huntington National Bank 2.20%, 04/01/2019	400,000	397,568
KeyCorp Series MTN 5.10%, 03/24/2021	750,000	846,449
U.S. Bancorp Series MTN 1.95%, 11/15/2018	500,000	501,521
Wells Fargo & Co. Series MTN 3.50%, 03/08/2022	500,000	521,963

		2,567,950

Beverages - 0.5%
Coca-Cola Co. 5.35%, 11/15/2017	475,000	526,734

Capital Markets - 0.5%
Goldman Sachs Group, Inc. 2.63%, 01/31/2019	500,000	503,053

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance - 1.0%
American Express Credit Corp. Series MTN 1.75%, 06/12/2015	$ 450,000	$ 452,474
Capital One Financial Corp. 2.45%, 04/24/2019	200,000	199,542
John Deere Capital Corp. Series MTN 1.40%, 03/15/2017	425,000	426,156

		1,078,172

Diversified Financial Services - 0.9%
General Electric Capital Corp. 2.90%, 01/09/2017	500,000	517,414
JPMorgan Chase & Co. 1.80%, 01/25/2018 (A)	400,000	399,689

		917,103

Diversified Telecommunication Services - 1.4%
AT&T, Inc. 3.00%, 02/15/2022	400,000	392,472
Verizon Communications, Inc.
4.40%, 11/01/2034	300,000	298,195
5.15%, 09/15/2023	675,000	745,357

		1,436,024

Electrical Equipment - 0.2%
Emerson Electric Co. 5.00%, 04/15/2019	175,000	195,040

Energy Equipment & Services - 0.3%
Enterprise Products Operating LLC 5.20%, 09/01/2020 (A)	300,000	330,866

Food & Staples Retailing - 2.0%
Costco Wholesale Corp. 5.50%, 03/15/2017	475,000	519,791
CVS Health Corp. 4.13%, 05/15/2021	550,000	596,369
Sysco Corp. 4.35%, 10/02/2034	150,000	161,488
Wal-Mart Stores, Inc. 3.25%, 10/25/2020	400,000	418,400
Walgreen Co. 5.25%, 01/15/2019	250,000	277,897
Walgreens Boots Alliance, Inc. 4.50%, 11/18/2034	155,000	161,417

		2,135,362

Food Products - 0.7%
Kraft Foods Group, Inc. 3.50%, 06/06/2022	750,000	768,534

Health Care Equipment & Supplies - 0.7%
Baxter International, Inc. 1.85%, 06/15/2018	425,000	422,874
Stryker Corp. 2.00%, 09/30/2016	300,000	305,051

		727,925

Health Care Providers & Services - 0.5%
UnitedHealth Group, Inc. 2.88%, 03/15/2023 (A)	500,000	496,778

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure - 0.4%
McDonald’s Corp. Series MTN 5.35%, 03/01/2018	$ 350,000	$ 388,953

Industrial Conglomerates - 0.4%
Danaher Corp. 3.90%, 06/23/2021	425,000	458,196

Insurance - 0.5%
Aflac, Inc. 3.63%, 11/15/2024	300,000	305,883
Marsh & McLennan Cos., Inc. Series MTN 2.55%, 10/15/2018	225,000	228,804

		534,687

Internet & Catalog Retail - 0.4%
Amazon.com, Inc. 3.80%, 12/05/2024	400,000	409,808

Internet Software & Services - 0.4%
eBay, Inc. 1.35%, 07/15/2017	425,000	421,745

Machinery - 0.5%
Caterpillar, Inc. 3.90%, 05/27/2021	500,000	541,446

Media - 1.3%
Comcast Corp. 5.15%, 03/01/2020	475,000	537,947
Time Warner, Inc. 4.75%, 03/29/2021	500,000	545,688
Walt Disney Co. Series MTN 1.10%, 12/01/2017	300,000	298,203

		1,381,838

Metals & Mining - 0.3%
Glencore Funding LLC 3.13%, 04/29/2019, 144A (A)	260,000	260,624

Multiline Retail - 0.5%
Target Corp. 2.90%, 01/15/2022 (A)	500,000	505,914

Oil, Gas & Consumable Fuels - 2.4%
ConocoPhillips Co. 4.15%, 11/15/2034	500,000	513,041
5.75%, 02/01/2019	450,000	511,549
Energy Transfer Partners, LP 4.15%, 10/01/2020	400,000	410,072
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc. 6.75%, 02/01/2022	250,000	275,000
Marathon Oil Corp. 6.00%, 10/01/2017	375,000	413,351
Phillips 66 4.65%, 11/15/2034	200,000	205,000
Williams Cos., Inc. 4.55%, 06/24/2024	250,000	232,495

		2,560,508

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals - 0.6%
AbbVie, Inc. 2.00%, 11/06/2018	$ 425,000	$ 423,574
Pfizer, Inc. 5.35%, 03/15/2015	200,000	201,813

		625,387

Professional Services - 0.2%
Synchrony Financial 3.75%, 08/15/2021	250,000	255,372

Real Estate Investment Trusts - 0.9%
Health Care REIT, Inc. 4.50%, 01/15/2024	200,000	211,798
Simon Property Group, LP 3.38%, 03/15/2022	750,000	772,068

		983,866

Road & Rail - 0.4%
Norfolk Southern Corp. 3.25%, 12/01/2021	400,000	409,443

Semiconductors & Semiconductor Equipment - 0.6%
Intel Corp.
1.95%, 10/01/2016	200,000	203,879
3.30%, 10/01/2021	425,000	445,667

		649,546

Software - 0.4%
Microsoft Corp. 3.00%, 10/01/2020 (A)	400,000	417,021

Technology Hardware, Storage & Peripherals - 0.8%
Apple, Inc. 2.40%, 05/03/2023	450,000	437,399
EMC Corp. 2.65%, 06/01/2020	425,000	422,955

		860,354

Total Corporate Debt Securities (Cost $23,702,347)		23,806,474

	Shares	Value
COMMON STOCKS - 39.8%
Aerospace & Defense - 1.8%
Boeing Co. (A)	7,430	965,751
United Technologies Corp.	7,711	886,765

		1,852,516

Air Freight & Logistics - 1.2%
United Parcel Service, Inc., Class B (A)	11,146	1,239,101

Banks - 3.6%
BB&T Corp.	16,790	652,963
M&T Bank Corp. (A)	4,695	589,786
U.S. Bancorp (A)	26,881	1,208,301
Wells Fargo & Co.	23,932	1,311,952

		3,763,002

Beverages - 2.5%
Coca-Cola Co.	18,656	787,656
Diageo PLC, ADR	5,641	643,582
PepsiCo, Inc.	12,491	1,181,149

		2,612,387

	Shares	Value
COMMON STOCKS (continued)
Biotechnology - 0.6%
Amgen, Inc.	4,300	$ 684,947

Capital Markets - 0.5%
Northern Trust Corp. (A)	7,763	523,226

Chemicals - 0.7%
Praxair, Inc. (A)	5,445	705,454

Commercial Services & Supplies - 0.5%
Waste Management, Inc. (A)	9,999	513,149

Communications Equipment - 0.8%
QUALCOMM, Inc.	11,180	831,009

Diversified Telecommunication Services - 1.2%
Verizon Communications, Inc.	27,200	1,272,416

Electric Utilities - 0.9%
Duke Energy Corp. (A)	10,790	901,397

Energy Equipment & Services - 0.7%
National Oilwell Varco, Inc. (A)	5,135	336,496
Schlumberger, Ltd.	4,721	403,221

		739,717

Food & Staples Retailing - 0.7%
Wal-Mart Stores, Inc.	8,676	745,095

Food Products - 1.6%
General Mills, Inc.	13,230	705,556
Nestle SA, ADR	14,126	1,030,492

		1,736,048

Health Care Equipment & Supplies - 1.9%
Baxter International, Inc. (A)	9,850	721,907
Medtronic, Inc. (A)	17,061	1,231,804

		1,953,711

Hotels, Restaurants & Leisure - 1.3%
McDonald’s Corp.	14,700	1,377,390

Household Products - 1.4%
Procter & Gamble Co.	16,749	1,525,666

Industrial Conglomerates - 1.3%
3M Co. (A)	4,411	724,816
General Electric Co. (A)	26,200	662,074

		1,386,890

Insurance - 2.3%
MetLife, Inc.	12,535	678,018
Travelers Cos., Inc. (A)	16,940	1,793,099

		2,471,117

IT Services - 1.6%
Accenture PLC, Class A (A)	14,380	1,284,278
Automatic Data Processing, Inc. (A)	5,080	423,519

		1,707,797

Media - 1.2%
Omnicom Group, Inc. (A)	6,465	500,843
Time Warner, Inc.	9,166	782,960

		1,283,803

Oil, Gas & Consumable Fuels - 3.4%
Chevron Corp. (A)	13,409	1,504,222
ConocoPhillips (A)	5,796	400,272
Exxon Mobil Corp. (A)	14,565	1,346,534
Occidental Petroleum Corp. (A)	4,374	352,588

		3,603,616

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals - 4.2%
Johnson & Johnson	14,214	$ 1,486,358
Merck & Co., Inc.	17,681	1,004,104
Novartis AG, ADR	5,247	486,187
Pfizer, Inc.	47,273	1,472,554

		4,449,203

Semiconductors & Semiconductor Equipment - 1.1%
Intel Corp.	17,417	632,063
Linear Technology Corp.	12,556	572,554

		1,204,617

Software - 1.9%
Microsoft Corp.	30,720	1,426,944
Oracle Corp.	12,765	574,042

		2,000,986

Specialty Retail - 0.9%
Home Depot, Inc.	8,735	916,913

Total Common Stocks (Cost $34,762,791)		42,001,173

	Shares	Value
SECURITIES LENDING COLLATERAL - 18.0%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (D)	18,986,705	$ 18,986,705

Total Securities Lending Collateral (Cost $18,986,705)		18,986,705

	Principal	Value
REPURCHASE AGREEMENT - 2.9%
State Street Bank & Trust Co. 0.01% (D), dated 12/31/2014, to be repurchased at $3,028,021 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 01/01/2033, and with a value of $3,088,673.	$ 3,028,019	3,028,019

Total Repurchase Agreement (Cost $3,028,019)		3,028,019

Total Investments (Cost $116,747,882) (E)		124,246,463
Net Other Assets (Liabilities) - (17.7)%		(18,685,353)

Net Assets - 100.0%		$ 105,561,110

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
U.S. Government Obligations	$—	$24,641,155	$—	$24,641,155
U.S. Government Agency Obligations	—	8,294,098	—	8,294,098
Mortgage-Backed Security	—	182,360	—	182,360
Asset-Backed Securities	—	1,600,414	—	1,600,414
Municipal Government Obligations	—	1,706,065	—	1,706,065
Corporate Debt Securities	—	23,806,474	—	23,806,474
Common Stocks	42,001,173	—	—	42,001,173
Securities Lending Collateral	18,986,705	—	—	18,986,705
Repurchase Agreement	—	3,028,019	—	3,028,019

Total Investments	$60,987,878	$63,258,585	$—	$124,246,463

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $18,582,707. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Step bond. Coupon rate changes in increments to maturity; the rate disclosed is as of December 31, 2014. Maturity date disclosed is the ultimate maturity date.
(C)	Floating or variable rate security. Rate is disclosed as of December 31, 2014.
(D)	Rate disclosed reflects the yield at December 31, 2014.
(E)	Aggregate cost for federal income tax purposes is $116,760,390. Aggregate gross unrealized appreciation and depreciation for all securities is $7,962,833 and $476,760, respectively. Net unrealized appreciation for tax purposes is $7,486,073.
(F)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

DEFINITIONS:

144A	144A securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities aggregated $843,627, representing 0.80% of the Portfolio’s net assets.
ADR	American Depositary Receipt
ASSURED GTY	Assured Guaranty, Ltd.
GTD	Guaranteed
MTN	Medium Term Note
PSF	Public School Fund
REIT	Real Estate Investment Trust; includes domestic REITs and Foreign REITs

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Diversified Income VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $113,719,863) (including securities loaned of $18,582,707)	$121,218,444
Repurchase agreement, at value (cost $3,028,019)	3,028,019
Receivables:
Shares sold	27,988
Interest	331,074
Dividends	55,892
Tax reclaims	625
Net income from securities lending	2,588
Prepaid expenses	468

Total assets	124,665,098

Liabilities:
Payables and other liabilities:
Investment advisory fees	71,440
Distribution and service fees	23,813
Administration fees	2,381
Transfer agent fees	248
Trustees fees	36
Audit and tax fees	15,033
Printing and shareholder reports fees	4,178
Other	154
Collateral for securities on loan	18,986,705

Total liabilities	19,103,988

Net assets	$105,561,110

Net assets consist of:
Capital stock ($0.01 par value)	$86,548
Additional paid-in capital	94,856,398
Undistributed (distributions in excess of) net investment income (loss)	1,108,716
Accumulated net realized gain (loss)	2,010,867
Net unrealized appreciation (depreciation) on:
Investments	7,498,581

Net assets	$105,561,110

Shares outstanding	8,654,757

Net asset value and offering price per share	$12.20

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $5,204)	$1,027,290
Interest income	1,078,673
Net income from securities lending	22,589

Total investment income	2,128,552

Expenses:
Investment advisory fees	721,518
Distribution and service fees	240,506
Administration fees	24,051
Transfer agent fees	1,455
Trustees fees	3,562
Audit and tax fees	15,687
Custody fees	27,747
Legal fees	5,643
Printing and shareholder reports fees	5,335
Other	4,656

Total expenses	1,050,160

Net investment income (loss)	1,078,392

Net realized gain (loss) on:
Investments	2,049,129

Net realized gain (loss)	2,049,129

Net change in unrealized appreciation (depreciation) on:
Investments	2,254,493

Net change in unrealized appreciation (depreciation)	2,254,493

Net realized and change in unrealized gain (loss)	4,303,622

Net increase (decrease) in net assets resulting from operations	$5,382,014

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Diversified Income VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$1,078,392	$651,269
Net realized gain (loss)	2,049,129	1,138,922
Net change in unrealized appreciation (depreciation)	2,254,493	3,953,233
Net increase (decrease) in net assets resulting from operations	5,382,014	5,743,424

Distributions to shareholders:
Net investment income	(671,252)	(245,908)
Net realized gains	(1,117,113)	(49,333)
Total distributions to shareholders	(1,788,365)	(295,241)

Capital share transactions:
Proceeds from shares sold	16,573,852	39,836,835
Dividends and distributions reinvested	1,788,365	295,241
Cost of shares redeemed	(2,448,385)	(6,048,159)
Net increase (decrease) in net assets resulting from capital share transactions	15,913,832	34,083,917
Net increase (decrease) in net assets	19,507,481	39,532,100

Net assets:
Beginning of year	86,053,629	46,521,529
End of year	$105,561,110	$86,053,629
Undistributed (distributions in excess of) net investment income (loss)	$1,108,716	$668,866

Capital share transactions - shares:
Shares issued	1,382,260	3,516,157
Shares reinvested	149,155	26,220
Shares redeemed	(204,238)	(525,291)
Net increase (decrease) in shares outstanding	1,327,177	3,017,086

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Diversified Income VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:	Service Class
December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value, beginning of period/year	$11.74	$10.79	$10.22	$10.00
Investment operations:
Net investment income (loss) (B)	0.13	0.11	0.09	0.05
Net realized and unrealized gain (loss)	0.55	0.88	0.49	0.17
Total investment operations	0.68	0.99	0.58	0.22
Distributions:
Net investment income	(0.08)	(0.04)	(0.01)	—
Net realized gains	(0.14)	—	(C)	—	(C)	—
Total distributions	(0.22)	(0.04)	(0.01)	—
Net asset value, end of period/year	$12.20	$11.74	$10.79	$10.22
Total return (D)	5.81%	9.22%	5.66%	2.20	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$105,561	$86,054	$46,522	$12,559
Expenses to average net assets
After (waiver/reimbursement) recapture	1.09%	1.11%	1.26%	1.35	%(F)
Before (waiver/reimbursement) recapture	1.09%	1.11%	1.19%	1.93	%(F)
Net investment income (loss) to average net assets	1.12%	0.94%	0.83%	0.69	%(F)
Portfolio turnover rate	19%	12%	21%	16	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Diversified Income VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2014.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REIT”): Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs owned at December 31, 2014, if any, are identified in the Schedule of Investments.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models based that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM at an annual fee of 0.75% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit (A)	Maximum Operating Expense Limit Effective Through
1.01%	May 1, 2015

(A)	Prior to May 1, 2014, the expense limit was 1.10%.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% of Service Class.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$26,506,841	$ 5,568,801	$12,739,267	$ 4,513,902

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and paydown gain/loss.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to paydown gain/loss. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (distributions in excess of) net investment income (loss)	32,710
Accumulated net realized gain (loss)	(32,710)

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$924,858
Long-Term Capital Gain	863,507
2013 Distributions paid from:
Ordinary Income	$269,269
Long-Term Capital Gain	25,972

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$1,108,717
Undistributed Long-Term Capital Gain	2,023,374
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	7,486,073

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Madison Diversified Income VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Madison Diversified Income VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Madison Diversified Income VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Madison Diversified Income VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $863,507 for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica Market Participation Strategy VP

(unaudited)

MARKET ENVIRONMENT

In a quarter characterized by elevated equity volatility, global capital markets faced multiple headwinds to close out the year. Two developments that had overarching impacts in the fourth quarter were the continuing slide of oil prices, and the sustained rally of the U.S. dollar. Both the equity and bond markets exhibited increased volatility during the second half of the year as investors were decidedly cautious for most of the year, focusing on geopolitical concerns, such as Russia and the Ukraine, slowing economies in Europe and China, terrorism in the Middle East, and the prospect of rising interest rates in the United States.

This concern evidenced itself in the outperformance of high quality, lower risk names as large cap stocks (S&P 500®) outperformed. These concerns also resulted in a rush to the safety of U.S. bonds, and yields continued to fall. Equity and bond markets had positive returns in 2014, with four quarters of positive performance for both the S&P 500® and the Barclays U.S. Aggregate Bond Index.

While volatility continued to fall in the first half of the year, this trend reversed in the second half as oil prices tumbled and OPEC refused to curtail production. Positive returns for the S&P 500® as well as U.S. Treasuries and Agencies along with rising volatility had a meaningfully positive impact on the Portfolio, resulting in upside equity participation and performance in line with Portfolio objectives.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Market Participation Strategy VP, Service Class returned 8.04%. By comparison, its primary, secondary, and additional benchmarks, the S&P 500®, Barclays U.S. Government 5-10 Year Index, and Transamerica Market Participation Strategy VP Blended Benchmark (“blended benchmark”), returned 13.69%, 6.44%, and 9.85%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 50% and the S&P 500® 50%.

STRATEGY REVIEW

The objective of the Portfolio is to provide upside participation when the stock market advances, and to seek to reduce downside risk when the market declines. The Portfolio consists primarily of equity (S&P 500®) call options and futures, which seek to provide upside participation during periods of market appreciation and U.S. Treasury and Agency bonds, which seeks to reduce downside risk.

The Portfolio typically targets an equity exposure around the 50% benchmark weight at rebalance, depending on market behavior and Quantitative Management Associates LLC’s asset allocation outlook. This is accomplished by using a combination of S&P 500® options and futures. As of the end of 2014, the Portfolio had an equity exposure of 61%. We were bullish on U.S. equity over the course of 2014, and managed the Portfolio’s equity exposure accordingly - average exposure over the course of the year was 59%, which was the primary driver of equity returns in the Portfolio.

We use a combination of U.S. Treasury and Agency securities as part of the fixed income portion of the Portfolio to help reduce downside risk. We hold multiple securities across issuers and manage duration to provide an optimal combination of safety, yield and diversification while meeting the Portfolio’s long term objectives. We opportunistically added value by managing interest rate exposure with yield curve positioning.

S&P 500® options were the biggest contributor to the Portfolio’s performance this year, followed by bonds (U.S. Treasuries and Agencies) and S&P 500® futures.

Over the year, the Portfolio used derivatives. These positions positively contributed to performance.

Devang Gambhirwala

Marcus M. Perl

Ted Lockwood

Co-Portfolio Managers

Quantitative Management Associates LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Market Participation Strategy VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	8.04%	9.36%	09/17/2012
S&P 500® (A) (B)	13.69%	18.48%
Barclays U.S. Government 5-10 Year Index (A) (C)	6.44%	1.22%
Transamerica Market Participation Strategy VP Blended Benchmark (A) (B) (D)	9.85%	10.11%

(A) The Transamerica Market Participation Strategy VP Blended Benchmark is composed of the following benchmarks: The S&P 500® 50% and Barclays U.S. Aggregate Bond Index 50%. The S&P 500®, Barclays U.S. Government 5-10 Year Index, and Transamerica Market Participation Strategy VP Blended Benchmark, are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based the inception date of the class. You cannot invest directly in an index.

(B) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(C) The Barclays U.S. Government 5-10 Year Index is comprised of U.S. treasuries and U.S. agency debentures with maturities between 5 and 10 years.

(D) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. The underlying portfolio invests its assets in various underlying futures and call options. The ability to achieve its investment objective depends largely on the performance of the underlying futures and call options in which it invests. There can be no assurance that the investment objectives of any underlying futures and call options will be achieved. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Market Participation Strategy VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,063.60	$5.05	$1,020.30	$4.94	0.97%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	42.0%
U.S. Government Agency Obligations	20.6
Purchased Options	17.4
Securities Lending Collateral	17.3
Repurchase Agreement	17.1
Foreign Government Obligation	2.6
Short-Term U.S. Government Obligations	0.4
Net Other Assets (Liabilities) ^	(17.4)
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, securities sold short, TBA short commitments, and cash collateral.

Transamerica Series Trust	Annual Report 2014

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 42.0%
U.S. Treasury STRIPS
Zero Coupon, 08/15/2015 - 11/15/2017 (A)	$ 50,630,000	$ 49,688,825
Zero Coupon, 02/15/2016 - 08/15/2034	160,910,000	138,075,540

Total U.S. Government Obligations (Cost $184,981,944)		187,764,365

U.S. GOVERNMENT AGENCY OBLIGATIONS - 20.6%
Federal Farm Credit Banks 4.88%, 01/17/2017	2,935,000	3,175,969
Federal Home Loan Bank 1.00%, 06/21/2017 (A)	21,455,000	21,472,593
Federal Home Loan Mortgage Corp.
0.50%, 05/13/2016 (A)	13,550,000	13,554,770
1.00%, 09/29/2017	12,000,000	11,973,648
Federal National Mortgage Association
0.50%, 03/30/2016	16,750,000	16,849,076
0.88%, 08/28/2017 (A)	18,035,000	17,972,004
6.25%, 05/15/2029 (A)	5,000,000	6,966,265

Total U.S. Government Agency Obligations (Cost $91,624,389)		91,964,325

FOREIGN GOVERNMENT OBLIGATION - 2.6%
International Finance Corp. 0.63%, 12/21/2017 (A)	12,000,000	11,787,696

Total Foreign Government Obligation (Cost $11,844,061)		11,787,696

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.4%
U.S. Treasury Bill
0.01%, 03/19/2015 (B) (C)	500,000	499,985
0.03%, 03/19/2015 (B) (C)	1,000,000	999,928
0.08%, 06/18/2015 (B) (C)	150,000	149,948

Total Short-Term U.S. Government Obligations (Cost $1,649,861)		1,649,861

	Contracts	Value
PURCHASED OPTIONS - 17.4%
Call Options - 17.4%
OTC - S&P 500 Index - Flexible Exchange Option Index Value $1,800.00 Expires 11/15/2018 Counterparty: CSFB	125	5,610,819
OTC - S&P 500 Index - Flexible Exchange Option Index Value $1,800.00 Expires 11/15/2018 Counterparty: CITI	55	2,468,761

	Contracts	Value
PURCHASED OPTIONS (continued)
Call Options (continued)
OTC - S&P 500 Index - Flexible Exchange Option Index Value $1,800.00 Expires 11/15/2018 Counterparty: GSC	150	$ 6,732,983
OTC - S&P 500 Index - Flexible Exchange Option Index Value $2,000.00 Expires 04/05/2019 Counterparty: GSC	200	7,197,772
OTC - S&P 500 Index - Flexible Exchange Option Index Value $2,000.00 Expires 04/05/2019 Counterparty: CSFB	1,000	35,988,859
OTC - S&P 500 Index - Flexible Exchange Option Index Value $2,050.00 Expires 05/01/2020 Counterparty: UBS	500	19,482,433

Total Purchased Options (Cost $59,059,812)		77,481,627

	Shares	Value
SECURITIES LENDING COLLATERAL - 17.3%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (C)	77,102,072	77,102,072

Total Securities Lending Collateral (Cost $77,102,072)		77,102,072

	Principal	Value
REPURCHASE AGREEMENT - 17.1%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2014, to be repurchased at $76,373,098 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 07/25/2037, and with a value of $77,904,626.	$ 76,373,056	76,373,056

Total Repurchase Agreement (Cost $76,373,056)		76,373,056

Total Investments (Cost $502,635,195) (D)		524,123,002
Net Other Assets (Liabilities) - (17.4)%		(77,569,770)

Net Assets - 100.0%		$ 446,553,232

FUTURES CONTRACTS:
Description	Type	Number of Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	Long	299	03/20/2015	$935,201

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
U.S. Government Obligations	$—	$187,764,365	$—	$187,764,365
U.S. Government Agency Obligations	—	91,964,325	—	91,964,325
Foreign Government Obligation	—	11,787,696	—	11,787,696
Short-Term U.S. Government Obligations	—	1,649,861	—	1,649,861
Purchased Options	77,481,627	—	—	77,481,627
Securities Lending Collateral	77,102,072	—	—	77,102,072
Repurchase Agreement	—	76,373,056	—	76,373,056

Total Investments	$154,583,699	$369,539,303	$—	$524,123,002

Derivative Financial Instruments
Futures Contracts (F)	$935,201	$—	$—	$935,201

Total Derivative Financial Instruments	$935,201	$—	$—	$935,201

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $75,568,938. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $1,649,606.
(C)	Rate disclosed reflects the yield at December 31, 2014.
(D)	Aggregate cost for federal income tax purposes is $502,635,209. Aggregate gross unrealized appreciation and depreciation for all securities is $21,768,413 and $280,620, respectively. Net unrealized appreciation for tax purposes is $21,487,793.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(F)	Derivative financial instrument valued at unrealized appreciation (depreciation).

DEFINITIONS:

CITI	Citigroup, Inc.
CSFB	Credit Suisse First Boston
GSC	Goldman Sachs & Co.
OTC	Over the Counter
UBS	UBS AG

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Market Participation Strategy VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $426,262,139) (including securities loaned of $75,568,938)	$447,749,946
Repurchase agreement, at value (cost $76,373,056)	76,373,056
Receivables:
Shares sold	201,452
Interest	227,963
Net income from securities lending	6,953
Prepaid expenses	498

Total assets	524,559,868

Liabilities:
Payables and other liabilities:
Shares redeemed	19
Investments purchased	149,948
Investment advisory fees	257,247
Distribution and service fees	98,941
Administration fees	9,894
Transfer agent fees	879
Trustees fees	150
Audit and tax fees	16,405
Printing and shareholder reports fees	7,262
Variation margin payable on derivative financial instruments	363,285
Other	534
Collateral for securities on loan	77,102,072

Total liabilities	78,006,636

Net assets	$446,553,232

Net assets consist of:
Capital stock ($0.01 par value)	$368,434
Additional paid-in capital	407,256,625
Accumulated net realized gain (loss)	16,505,165
Net unrealized appreciation (depreciation) on:
Investments	21,487,807
Futures contracts	935,201

Net assets	$446,553,232

Shares outstanding	36,843,432

Net asset value and offering price per share	$12.12

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Interest income	$2,340,441
Net income from securities lending	99,076

Total investment income	2,439,517

Expenses:
Investment advisory fees	2,016,838
Distribution and service fees	775,707
Administration fees	77,571
Transfer agent fees	4,854
Trustees fees	11,413
Audit and tax fees	20,023
Custody fees	45,002
Legal fees	19,300
Printing and shareholder reports fees	19,985
Other	11,577

Total expenses	3,002,270

Net investment income (loss)	(562,753)

Net realized gain (loss) on:
Investments	16,657,476
Futures contracts	443,377

Net realized gain (loss)	17,100,853

Net change in unrealized appreciation (depreciation) on:
Investments	12,872,803
Futures contracts	913,318

Net change in unrealized appreciation (depreciation)	13,786,121

Net realized and change in unrealized gain (loss)	30,886,974

Net increase (decrease) in net assets resulting from operations	$30,324,221

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Market Participation Strategy VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$(562,753)	$(433,380)
Net realized gain (loss)	17,100,853	4,810,896
Net change in unrealized appreciation (depreciation)	13,786,121	8,480,024
Net increase (decrease) in net assets resulting from operations	30,324,221	12,857,540

Distributions to shareholders:
Net realized gains	(4,401,071)	(7,701)

Capital share transactions:
Proceeds from shares sold	235,421,610	158,572,578
Dividends and distributions reinvested	4,401,071	7,701
Cost of shares redeemed	(3,765,481)	(6,125,001)
Net increase (decrease) in net assets resulting from capital share transactions	236,057,200	152,455,278
Net increase (decrease) in net assets	261,980,350	165,305,117

Net assets:
Beginning of year	184,572,882	19,267,765
End of year	$446,553,232	$184,572,882
Undistributed (distributions in excess of) net investment income (loss)	$—	$—

Capital share transactions - shares:
Shares issued	20,537,947	14,894,467
Shares reinvested	379,076	731
Shares redeemed	(324,667)	(583,165)
Net increase (decrease) in shares outstanding	20,592,356	14,312,033

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Market Participation Strategy VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:	December 31, 2014	December 31, 2013	December 31, 2012 (A)
Net asset value, beginning of period/year	$11.36	$9.94	$10.00
Investment operations:
Net investment income (loss) (B)	(0.02)	(0.06)	(0.01)
Net realized and unrealized gain (loss)	0.93	1.48	(0.05)
Total investment operations	0.91	1.42	(0.06)
Distributions:
Net realized gains	(0.15)	—	(C)	—
Net asset value, end of period/year	$12.12	$11.36	$9.94
Total return (D)	8.04%	14.30%	(0.60	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$446,553	$184,573	$19,268
Expenses to average net assets
After (waiver/reimbursement) recapture	0.97%	1.06%	1.07	%(F)
Before (waiver/reimbursement) recapture	0.97%	1.03%	1.88	%(F)
Net investment income (loss) to average net assets	(0.18)%	(0.52)%	(0.49	)%(F)
Portfolio turnover rate	16%	13%	—%

(A)	Commenced operations on September 17, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Market Participation Strategy VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask price (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

Open option contracts at December 31, 2014, if any, are listed in the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a

Transamerica Series Trust	Annual Report 2014

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Open futures contracts at December 31, 2014, if any, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is shown on the Statement of Assets and Liabilities.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Open when-issued securities at December 31, 2014, if any, are identified in the Schedule of Investments. Open trades, if any, are reflected as When-issued securities purchased in the Statement of Assets and Liabilities.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2014

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2014

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $500 million	0.65%
Over $500 million up to $1 billion	0.62%
Over $1 billion up to $1.5 billion	0.59%
Over $1.5 billion	0.57%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.82%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

Transamerica Series Trust	Annual Report 2014

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% of Service Class.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$ 55,910,173	$ 150,598,497	$ 41,124,735	$ 4,307,615

NOTE 5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2013	Ending number of positions at December 31, 2014	Average number of positions (A)
Futures contracts	1	1	1
Purchased options and swaptions	3	6	4

(A)	Calculated based on positions held at each month end during the current year.

Transamerica Series Trust	Annual Report 2014

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted for as hedging instruments	Equity Contracts	Total
Asset derivatives
Purchased options and swaptions (A)	$77,481,627	$77,481,627
Net unrealized appreciation on futures contracts (B) (C)	935,201	935,201
Total gross amount of assets (D)	$78,416,828	$78,416,828

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

For non-exchange-traded derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Equity Contracts	Total
Net realized gain (loss) on:
Purchased options and swaptions (A)	$16,644,271	$16,644,271
Futures contracts	443,377	443,377
Total Net realized gain (loss)	17,087,648	17,087,648
Net change in unrealized appreciation (depreciation) on:
Purchased options and swaptions (B)	8,937,269	8,937,269
Futures contracts	913,318	913,318
Total Net change in unrealized appreciation (depreciation)	9,850,587	9,850,587
Total	$26,938,235	$26,938,235

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statement of Operations.

NOTE 6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts, and utilization of short term gains.

Transamerica Series Trust	Annual Report 2014

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to net operating losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (distributions in excess of) net investment income (loss)	562,753
Accumulated net realized gain (loss)	(562,753)

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$3,803,911
Long-Term Capital Gain	597,160
2013 Distributions paid from:
Ordinary Income	$—
Long-Term Capital Gain	7,701

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$938,722
Undistributed Long-Term Capital Gain	16,501,658
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	21,487,793

NOTE 7. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Market Participation Strategy VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Market Participation Strategy VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Market Participation Strategy VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Market Participation Strategy VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $597,160 for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica MFS International Equity VP

(unaudited)

MARKET ENVIRONMENT

Early in the year, U.S. equities suffered what proved to be a temporary setback due to concerns over emerging markets as well what was perceived at the time to be a pause in U.S. economic growth, partially caused by extreme weather events and a weak labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed U.S. Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the U.S., coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank cut policy interest rates into negative territory, and by the end of the year expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the year with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the year, the U.S. equity market traded close to all-time highs.

PERFORMANCE

For the year ended December 31, 2014, Transamerica MFS International Equity VP, Initial Class returned (5.17)%. By comparison, its benchmark, the MSCI Europe, Australasia, Far East Index returned (4.48)%.

STRATEGY REVIEW

The Portfolio underperformed its benchmark, the MSCI Europe, Australasia, Far East Index for the year. Weak stock selection in the auto and housing sector detracted from relative performance. Within this sector, the Portfolio’s overweight position in automotive company Honda Motor Co., Ltd. (based in Japan) held back relative returns as the stock underperformed the benchmark over the reporting year.

Stock selection in the consumer staples sector was another detractor from relative results. The Portfolio’s overweight position in Beiersdorf AG (Germany) hampered relative results as the stock turned in poor performance for the year.

Stock selection in the special products and services sector also hurt relative performance. Overweight positions in human resources company Randstad Holding NV (Netherlands) and technology company Smiths Group PLC (U.K.) held back relative returns as both stocks underperformed the benchmark.

Elsewhere, the Portfolio’s overweight positions in banking and financial services firms Standard Chartered PLC (U.K.) and Sberbank of Russia (Russia) weakened relative performance. Other top relative detractors included overweight positions in oil and gas companies, BG Group PLC (U.K.) and Saipem SpA (Italy) (no longer held at year end), and industrial engineering equipment company Schneider Electric SE (France). Not owning shares of health care product manufacturer Novartis AG (Switzerland) further detracted from relative returns as the company’s shares outpaced the benchmark.

Relative contributors included strong stock selection and an overweight position in the technology sector, which outperformed the Index. The Portfolio’s holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan) and electronics and medical equipment company Hoya Corp. (Japan) contributed to relative performance. An overweight position in electronics equipment manufacturer Hon Hai Precision Industry Co., Ltd. (Taiwan) also aided relative returns.

Stock selection in both the retailing and transportation sectors also strengthened relative performance. The Portfolio’s holdings of food retailer Loblaw Cos., Ltd. (Canada) and railroad company Canadian National Railway Co. (Canada) benefited relative returns.

Elsewhere, other top relative contributors included catering company Compass Group PLC (U.K.), financial services company DBS Group Holdings, Ltd. (Singapore), pharmaceutical company Valeant Pharmaceuticals International, Inc. (Canada) and insurance company AIA Group, Ltd. (Hong Kong). Not owning shares of global resources company BHP Billiton (Australia) also aided relative performance as the company underperformed the Portfolio’s benchmark.

Transamerica Series Trust	Annual Report 2014

Transamerica MFS International Equity VP

(unaudited)

STRATEGY REVIEW (continued)

During the year, the Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s and the benchmark’s exposure to holdings of securities denominated in foreign currencies was another contributor to relative performance. All of MFS® Investment Management’s investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our Portfolios to have different currency exposure than the benchmark.

Marcus L. Smith

Daniel Ling

Co-Portfolio Managers

MFS® Investment Management

Transamerica Series Trust	Annual Report 2014

Transamerica MFS International Equity VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	(5.17)%	6.33%	5.87%	01/02/1997
MSCI Europe, Australasia, Far East Index (A)	(4.48)%	5.81%	4.91%
Service Class	(5.41)%	6.10%	5.60%	05/01/2003

(A) The MSCI Europe, Australasia, Far East Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on 10 years. You cannot invest directly in an index. The MSCI Europe, Australasia, Far East Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica MFS International Equity VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$924.90	$4.95	$1,020.10	$5.19	1.02%
Service Class	1,000.00	923.30	6.16	1,018.80	6.46	1.27

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolios’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	99.2%
Securities Lending Collateral	2.8
Repurchase Agreement	0.6
Net Other Assets (Liabilities)	(2.6)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica MFS International Equity VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
COMMON STOCKS - 99.2%
Australia - 0.4%
Orica, Ltd. (A)	93,457	$ 1,432,097

Brazil - 0.9%
Itau Unibanco Holding SA, ADR	231,402	3,010,540

Canada - 4.9%
Canadian National Railway Co.	111,337	7,672,232
Loblaw Cos., Ltd.	72,924	3,902,294
Valeant Pharmaceuticals International, Inc. (B)	36,052	5,159,402

		16,733,928

Denmark - 0.6%
Carlsberg A/S, Class B	26,853	2,062,306

France - 13.9%
Air Liquide SA, Class A	61,505	7,610,608
Bureau Veritas SA	67,062	1,485,823
Danone SA	113,712	7,434,270
Dassault Systemes	29,863	1,821,056
GDF Suez	197,738	4,611,057
Hermes International (A)	2,133	759,524
Legrand SA	50,058	2,625,951
LVMH Moet Hennessy Louis Vuitton SA (A)	43,744	6,929,121
Pernod Ricard SA	65,006	7,224,613
Schneider Electric SE	105,051	7,650,782

		48,152,805

Germany - 13.3%
Bayer AG	121,483	16,559,150
Beiersdorf AG (A)	67,942	5,516,482
Linde AG	33,725	6,212,223
Merck KGaA	63,978	6,020,863
MTU Aero Engines AG	15,758	1,369,459
ProSiebenSat.1 Media AG	97,784	4,085,738
SAP SE	87,980	6,143,499

		45,907,414

Hong Kong - 3.4%
AIA Group, Ltd.	1,217,400	6,691,185
Global Brands Group Holding, Ltd. (B)	8,860,000	1,730,099
Li & Fung, Ltd.	3,604,000	3,374,110

		11,795,394

Israel - 0.5%
Check Point Software Technologies, Ltd., Class A (A) (B)	21,820	1,714,397

Japan - 12.3%
Denso Corp.	158,300	7,378,017
FANUC Corp.	23,500	3,874,686
Honda Motor Co., Ltd. (A)	241,100	7,073,458
Hoya Corp.	219,600	7,427,929
INPEX Corp.	321,600	3,580,361
Japan Tobacco, Inc. (A)	120,400	3,313,741
Kyocera Corp.	75,000	3,431,969
Shin-Etsu Chemical Co., Ltd.	49,900	3,248,476
Terumo Corp.	133,000	3,018,601

		42,347,238

Korea, Republic of - 0.8%
Samsung Electronics Co., Ltd.	2,323	2,792,813

Netherlands - 6.3%
Akzo Nobel NV	82,788	5,728,103

	Shares	Value
COMMON STOCKS (continued)
Netherlands (continued)
Heineken NV	36,612	$ 2,599,733
ING Groep NV, CVA (B)	550,326	7,110,024
Randstad Holding NV	128,614	6,188,441

		21,626,301

Russian Federation - 0.2%
Sberbank of Russia, ADR (A)	186,638	754,036

Singapore - 2.4%
DBS Group Holdings, Ltd.	434,000	6,718,896
Singapore Telecommunications, Ltd.	568,700	1,669,307

		8,388,203

Spain - 1.1%
Amadeus IT Holding SA, Class A	97,461	3,881,612

Sweden - 1.2%
Hennes & Mauritz AB, Class B	103,379	4,294,881

Switzerland - 10.0%
Julius Baer Group, Ltd. (B)	83,909	3,831,116
Keuhne & Nagel International AG	15,794	2,145,384
Nestle SA	181,904	13,260,981
Roche Holding AG	17,474	4,734,444
Sonova Holding AG	21,306	3,130,075
UBS Group AG (B)	425,140	7,308,029

		34,410,029

Taiwan - 2.9%
Hon Hai Precision Industry Co., Ltd.	741,056	2,046,436
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	351,535	7,867,353

		9,913,789

Thailand - 0.3%
Kasikornbank PCL	158,000	1,093,718

United Kingdom - 21.8%
Barclays PLC	1,030,003	3,872,123
BG Group PLC	316,345	4,233,234
Compass Group PLC	656,557	11,222,459
Delphi Automotive PLC, Class A	43,044	3,130,160
Diageo PLC	157,461	4,510,796
Hays PLC	637,782	1,434,925
HSBC Holdings PLC	925,919	8,749,713
Indivior PLC (B)	85,664	199,473
Prudential PLC	107,661	2,489,066
Reckitt Benckiser Group PLC, Class A	85,664	6,938,264
Rio Tinto PLC	98,467	4,539,039
Rolls-Royce Holdings PLC (B)	221,547	2,976,228
Sky PLC	293,253	4,092,733
Smiths Group PLC	212,100	3,606,573
Standard Chartered PLC	242,427	3,625,713
WPP PLC, Class A	470,956	9,791,959

		75,412,458

United States - 2.0%
NCR Corp. (A) (B)	38,082	1,109,709
Yum! Brands, Inc.	80,350	5,853,498

		6,963,207

Total Common Stocks (Cost $310,857,968)		342,687,166

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica MFS International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.8%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (C)	9,508,705	$ 9,508,705

Total Securities Lending Collateral (Cost $9,508,705)		9,508,705

	Principal	Value
REPURCHASE AGREEMENT - 0.6%

State Street Bank & Trust Co. 0.01% (C), dated 12/31/2014, to be repurchased at $2,239,857 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 11/25/2038, and with a value of $2,285,033.

	$ 2,239,855	$ 2,239,855

Total Repurchase Agreement (Cost $2,239,855)		2,239,855

Total Investments (Cost $322,606,528) (D)		354,435,726
Net Other Assets (Liabilities) - (2.6)%		(9,133,278)

Net Assets - 100.0%		$ 345,302,448

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	9.9%	$34,934,763
Pharmaceuticals	9.2	32,673,332
Chemicals	6.8	24,231,507
Food Products	5.8	20,695,251
Media	5.1	17,970,430
Hotels, Restaurants & Leisure	4.8	17,075,957
Beverages	4.6	16,397,448
Electronic Equipment, Instruments & Components	3.6	12,906,334
Textiles, Apparel & Luxury Goods	3.6	12,792,854
Capital Markets	3.2	11,139,145
Auto Components	3.0	10,508,177
Electrical Equipment	2.9	10,276,733
Software	2.7	9,678,952
Insurance	2.6	9,180,251
Professional Services	2.6	9,109,189
Semiconductors & Semiconductor Equipment	2.2	7,867,353
Oil, Gas & Consumable Fuels	2.2	7,813,595
Road & Rail	2.2	7,672,232
Automobiles	2.0	7,073,458
Household Products	2.0	6,938,264
Health Care Equipment & Supplies	1.7	6,148,676
Personal Products	1.6	5,516,482
Multi-Utilities	1.3	4,611,057
Metals & Mining	1.3	4,539,039
Aerospace & Defense	1.2	4,345,687
Specialty Retail	1.2	4,294,881
Technology Hardware, Storage & Peripherals	1.1	3,902,522
Food & Staples Retailing	1.1	3,902,294
IT Services	1.1	3,881,612
Machinery	1.1	3,874,686
Industrial Conglomerates	1.0	3,606,573
Tobacco	0.9	3,313,741
Marine	0.6	2,145,384
Diversified Telecommunication Services	0.5	1,669,307

Investments, at Value	96.7	342,687,166
Short-Term Investments	3.3	11,748,560

Total Investments	100.0%	$354,435,726

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica MFS International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Common Stocks	$39,419,585	$303,267,581	$—	$342,687,166
Securities Lending Collateral	9,508,705	—	—	9,508,705
Repurchase Agreement	—	2,239,855	—	2,239,855

Total Investments	$48,928,290	$305,507,436	$—	$354,435,726

Investments	Transfer from Level 1 to Level 2 (F)	Transfer from Level 2 to Level 1	Transfer from Level 2 to Level 3	Transfer from Level 3 to Level 2
Common Stocks	$754,036	$—	$—	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $9,117,700. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate disclosed reflects the yield at December 31, 2014.
(D)	Aggregate cost for federal income tax purposes is $326,280,399. Aggregate gross unrealized appreciation and depreciation for all securities is $44,481,132 and $16,325,805, respectively. Net unrealized appreciation for tax purposes is $28,155,327.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(F)	Transferred from Level 1 to 2 due to developments which occurred between the time of the close of the foreign markets on which the securities trade and the close of business on the New York Stock Exchange.

DEFINITIONS:

ADR	American Depositary Receipt
CVA	Dutch Certificate Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica MFS International Equity VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $320,366,673) (including securities loaned of $9,117,700)	$352,195,871
Repurchase agreement, at value (cost $2,239,855)	2,239,855
Cash	23,965
Receivables:
Shares sold	144,078
Investments sold	92,771
Interest	1
Dividends	110,619
Tax reclaims	481,182
Net income from securities lending	9,258
Prepaid expenses	1,604

Total assets	355,299,204

Liabilities:
Foreign cash overdraft (cost $74,058)	73,982
Payables and other liabilities:
Shares redeemed	47,075
Investment advisory fees	283,491
Distribution and service fees	16,637
Administration fees	7,938
Transfer agent fees	883
Trustees fees	144
Audit and tax fees	16,789
Printing and shareholder reports fees	40,547
Other	565
Collateral for securities on loan	9,508,705

Total liabilities	9,996,756

Net assets	$345,302,448

Net assets consist of:
Capital stock ($0.01 par value)	$422,837
Additional paid-in capital	319,069,006
Undistributed (distributions in excess of) net investment income (loss)	5,433,106
Accumulated net realized gain (loss)	(11,445,110)
Net unrealized appreciation (depreciation) on:
Investments	31,829,198
Translation of assets and liabilities denominated in foreign currencies	(6,589)

Net assets	$345,302,448

Net assets by class:
Initial Class	$272,525,707
Service Class	72,776,741

Shares outstanding:
Initial Class	33,259,163
Service Class	9,024,497

Net asset value and offering price per share:
Initial Class	$8.19
Service Class	8.06

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $815,772)	$9,219,605
Interest income (net of withholding taxes on foreign interest of $2)	418
Net income from securities lending	227,407

Total investment income	9,447,430

Expenses:
Investment advisory fees	3,140,855
Distribution and service fees:
Service Class	172,489
Administration fees	87,953
Transfer agent fees	5,389
Trustees fees	13,029
Audit and tax fees	21,069
Custody fees	247,264
Legal fees	20,245
Printing and shareholder reports fees	43,366
Other	18,204

Total expenses	3,769,863

Net investment income (loss)	5,677,567

Net realized gain (loss) on:
Investments	12,695,524
Foreign currency transactions	(74,533)

Net realized gain (loss)	12,620,991

Net change in unrealized appreciation (depreciation) on:
Investments	(36,835,429)
Translation of assets and liabilities denominated in foreign currencies	(59,449)

Net change in unrealized appreciation (depreciation)	(36,894,878)

Net realized and change in unrealized gain (loss)	(24,273,887)

Net increase (decrease) in net assets resulting from operations	$(18,596,320)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica MFS International Equity VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$5,677,567	$3,117,986
Net realized gain (loss)	12,620,991	4,764,082
Net change in unrealized appreciation (depreciation)	(36,894,878)	38,486,453
Net increase (decrease) in net assets resulting from operations	(18,596,320)	46,368,521

Distributions to shareholders:
Net investment income:
Initial Class	(2,746,764)	(2,613,544)
Service Class	(579,285)	(517,018)
Total distributions from net investment income	(3,326,049)	(3,130,562)

Capital share transactions:
Proceeds from shares sold:
Initial Class	66,709,090	91,825,855
Service Class	22,450,331	28,280,718
	89,159,421	120,106,573
Dividends and distributions reinvested:
Initial Class	2,746,764	2,613,544
Service Class	579,285	517,018
	3,326,049	3,130,562
Cost of shares redeemed:
Initial Class	(63,631,985)	(31,381,542)
Service Class	(7,538,335)	(11,479,504)
	(71,170,320)	(42,861,046)
Net increase (decrease) in net assets resulting from capital share transactions	21,315,150	80,376,089
Net increase (decrease) in net assets	(607,219)	123,614,048

Net assets:
Beginning of year	345,909,667	222,295,619
End of year	$345,302,448	$345,909,667
Undistributed (distributions in excess of) net investment income (loss)	$5,433,106	$3,156,158

Capital share transactions - shares:
Shares issued:
Initial Class	7,717,469	11,452,511
Service Class	2,646,095	3,606,190
	10,363,564	15,058,701
Shares reinvested:
Initial Class	319,020	324,664
Service Class	68,312	65,198
	387,332	389,862
Shares redeemed:
Initial Class	(7,359,884)	(4,005,129)
Service Class	(893,743)	(1,489,154)
	(8,253,627)	(5,494,283)

Net increase (decrease) in shares outstanding:
Initial Class	676,605	7,772,046
Service Class	1,820,664	2,182,234
	2,497,269	9,954,280

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica MFS International Equity VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$8.72	$7.47	$6.22	$7.01	$6.44
Investment operations:
Net investment income (loss) (A)	0.14	0.10	0.12	0.12	0.09
Net realized and unrealized gain (loss)	(0.59)	1.24	1.25	(0.82)	0.57
Total investment operations	(0.45)	1.34	1.37	(0.70)	0.66
Distributions:
Net investment income	(0.08)	(0.09)	(0.12)	(0.09)	(0.09)
Net asset value, end of year	$8.19	$8.72	$7.47	$6.22	$7.01
Total return (B)	(5.17)%	18.09%	22.16%	(10.06)%	10.50%
Ratio and supplemental data:
Net assets end of year (000’s)	$272,525	$284,043	$185,299	$156,152	$190,625
Expenses to average net assets	1.02%	1.03%	1.06%	1.04%	1.05%
Net investment income (loss) to average net assets	1.67%	1.21%	1.67%	1.72%	1.36%
Portfolio turnover rate	22%	16%	27%	28%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$8.59	$7.37	$6.14	$6.92	$6.36
Investment operations:
Net investment income (loss) (A)	0.12	0.08	0.09	0.10	0.07
Net realized and unrealized gain (loss)	(0.58)	1.22	1.24	(0.81)	0.57
Total investment operations	(0.46)	1.30	1.33	(0.71)	0.64
Distributions:
Net investment income	(0.07)	(0.08)	(0.10)	(0.07)	(0.08)
Net asset value, end of year	$8.06	$8.59	$7.37	$6.14	$6.92
Total return (B)	(5.41)%	17.77%	21.87%	(10.22)%	10.30%
Ratio and supplemental data:
Net assets end of year (000’s)	$72,777	$61,867	$36,997	$20,788	$20,546
Expenses to average net assets	1.27%	1.28%	1.31%	1.29%	1.30%
Net investment income (loss) to average net assets	1.39%	0.97%	1.37%	1.45%	1.06%
Portfolio turnover rate	22%	16%	27%	28%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica MFS International Equity VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Transamerica Series Trust	Annual Report 2014

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2014.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An

Transamerica Series Trust	Annual Report 2014

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2014

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2014:

	Market Value	Percentage of Net Assets
Transamerica BlackRock Tactical Allocation VP	$102,929,380	29.81%

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $250 million	0.900%
Over $250 million up to $500 million	0.875%
Over $500 million up to $1 billion	0.850%
Over $1 billion	0.800%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
1.125%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transamerica Series Trust	Annual Report 2014

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$ 104,264,558	$ —	$77,560,806	$ —

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, passive foreign investment companies, and foreign currency transactions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to foreign currency gain/loss. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$1
Undistributed (distributions in excess of) net investment income (loss)	(74,570)
Accumulated net realized gain (loss)	74,569

At December 31, 2014, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 1,827,876	December 31, 2017
6,252,981	December 31, 2018

The capital loss carryforwards utilized or expired during the year ended December 31, 2014 were $12,748,085.

Transamerica Series Trust	Annual Report 2014

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$3,326,049
Long-Term Capital Gain	—
2013 Distributions paid from:
Ordinary Income	$3,130,562
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$5,742,635
Undistributed Long-Term Capital Gain	—
Capital Loss Carryforwards	(8,080,857)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	28,148,827

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica MFS International Equity VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica MFS International Equity VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica MFS International Equity VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica MFS International Equity VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the period ended December 31, 2014.

The Portfolio expects to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Portfolio’s shareholders.

Foreign Source Income	Foreign Taxes
$ 6,589,191	$ 261,191

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Capital Growth VP

(unaudited)

MARKET ENVIRONMENT

U.S. stocks enjoyed strong performance in the year ended December 31, 2014, driven higher primarily by investor optimism about the economy. Large-cap growth stocks, as measured by the Russell 1000® Growth Index, gained 13.05% for the year. Leading the Index’s performance was the health care sector, followed by utilities and information technology. Energy was the weakest performer and the only sector with a negative return, as oil prices suffered a surprisingly strong decline in 2014 due to the combination of a supply glut and slackening global demand.

A notable event during the year was a widespread sell-off in high growth and high valuation multiple stocks that began in March and continued through April. Although the share prices of several of the Portfolio’s holdings (investment technology (“IT”) stocks, in particular) took a hit during this downturn, these companies’ fundamentals remained largely robust.

PERFORMANCE REVIEW

For the year ended December 31, 2014, Transamerica Morgan Stanley Capital Growth VP, Initial Class returned 6.00%. By comparison, its benchmark, the Russell 1000® Growth Index returned 13.05%.

STRATEGY REVIEW

During the year, the Portfolio underperformed its benchmark, the Russell 1000® Growth Index.

The Portfolio’s overall underperformance relative to the Index was driven by stock selection, with consumer discretionary and IT the largest detractors during the period.

Consumer discretionary stock Amazon.com, Inc. was the biggest individual detractor. Shares of the e-commerce giant were pressured during the general sell-off in high growth, high multiple stocks in early 2014. In addition, the company’s results have fallen short of analysts’ high expectations.

A position in global microblogging platform Twitter, Inc. was the second-largest detractor. In February, the company reported a mixed quarter, disappointing analysts’ very high expectations.

Social networking platform Facebook, Inc., Class A was the top individual contributor.

An overweight position and stock selection in health care added to returns. The second and third largest contributors were Illumina, Inc., a leader in genetic testing and analysis, and Intuitive Surgical, Inc., a surgical robotics systems maker, respectively. Illumina, Inc. made progress in lowering the cost of genome mapping, which could allow for more full genomes to be sequenced over time. Intuitive Surgical, Inc. has a leading position in the rapidly emerging field of robotics-assisted surgery, an attractive razor/razor blade model, and a substantial opportunity to grow its installed base globally.

The Portfolio’s significant underweight position in energy, the worst-performing sector during the year, also benefited relative performance. The Portfolio held only one energy stock, which was sold during the year.

During the year, the Portfolio used options and swaptions for foreign exchange management. These positions detracted from performance.

Dennis P. Lynch

Sam G. Chainani, CFA

David S. Cohen

Armistead B. Nash

Alexander T. Norton

Jason C. Yeung, CFA

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Capital Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	6.00%	16.86%	8.26%	05/03/1999
Russell 1000® Growth Index (A)	13.05%	15.81%	8.49%
Service Class	5.79%	16.58%	7.99%	05/01/2003

(A) The Russell 1000® Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on 10 years. You cannot invest directly in an index. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Capital Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,031.40	$4.51	$1,020.80	$4.48	0.88%
Service Class	1,000.00	1,030.40	5.78	1,019.50	5.75	1.13

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	95.3%
Securities Lending Collateral	6.5
Repurchase Agreement	4.8
Purchased Foreign Exchange Options	0.1
Net Other Assets (Liabilities)	(6.7)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
COMMON STOCKS - 95.3%
Automobiles - 3.3%
Tesla Motors, Inc. (A) (B)	35,989	$ 8,004,313

Biotechnology - 3.2%
Alexion Pharmaceuticals, Inc. (A)	7,257	1,342,763
Alnylam Pharmaceuticals, Inc. (A)	12,007	1,164,679
Gilead Sciences, Inc. (A)	40,990	3,863,717
Regeneron Pharmaceuticals, Inc., Class A (A)	3,693	1,515,053

		7,886,212

Chemicals - 1.9%
Monsanto Co.	38,642	4,616,560

Diversified Financial Services - 3.5%
McGraw-Hill Financial, Inc.	70,463	6,269,798
MSCI, Inc., Class A	49,772	2,361,183

		8,630,981

Electrical Equipment - 0.5%
SolarCity Corp. (A) (B)	23,409	1,251,913

Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	27,122	3,844,544

Food Products - 5.5%
Keurig Green Mountain, Inc.	50,098	6,632,725
Mead Johnson Nutrition Co., Class A	68,041	6,840,842

		13,473,567

Health Care Equipment & Supplies - 4.6%
Intuitive Surgical, Inc. (A)	21,257	11,243,678

Health Care Technology - 1.0%
athenahealth, Inc. (A) (B)	17,594	2,563,446

Hotels, Restaurants & Leisure - 2.1%
Starbucks Corp.	62,615	5,137,561

Insurance - 2.0%
Progressive Corp.	178,558	4,819,280

Internet & Catalog Retail - 12.5%
Amazon.com, Inc. (A)	56,419	17,509,637
JD.com, Inc., ADR (A)	101,993	2,360,118
Netflix, Inc. (A)	6,485	2,215,341
Priceline Group, Inc. (A)	7,554	8,613,146

		30,698,242

Internet Software & Services - 23.3%
Alibaba Group Holding, Ltd., ADR (A)	41,672	4,331,388
eBay, Inc. (A)	45,664	2,562,664
Facebook, Inc., Class A (A)	250,540	19,547,131
Google, Inc., Class A (A)	10,468	5,554,949
Google, Inc., Class C (A)	17,893	9,418,875
LinkedIn Corp., Class A (A)	35,480	8,150,111
Twitter, Inc. (A)	212,449	7,620,545

		57,185,663

IT Services - 4.6%
Mastercard, Inc., Class A	63,629	5,482,275
Visa, Inc., Class A	22,588	5,922,573

		11,404,848

Life Sciences Tools & Services - 5.3%
Illumina, Inc. (A)	69,827	12,888,668

Media - 1.7%
Naspers, Ltd., Class N	31,840	4,118,667

Pharmaceuticals - 3.1%
Valeant Pharmaceuticals International, Inc. (A)	53,124	7,602,576

	Shares	Value
COMMON STOCKS (continued)
Professional Services - 1.0%
Verisk Analytics, Inc., Class A (A)	38,800	$ 2,485,140

Semiconductors & Semiconductor Equipment - 1.0%
ARM Holdings PLC, ADR (B)	51,597	2,388,941

Software - 7.8%
FireEye, Inc. (A) (B)	50,533	1,595,832
salesforce.com, Inc. (A)	130,768	7,755,850
Splunk, Inc. (A)	43,446	2,561,142
Workday, Inc., Class A (A)	89,132	7,274,062

		19,186,886

Technology Hardware, Storage & Peripherals - 3.4%
Apple, Inc.	74,767	8,252,781

Textiles, Apparel & Luxury Goods - 2.4%
Michael Kors Holdings, Ltd. (A)	78,276	5,878,528

Total Common Stocks (Cost $150,194,307)		233,562,995

	Notional Amount	Value
PURCHASED FOREIGN EXCHANGE OPTIONS - 0.1% (C)
Call Options - 0.1%
OTC - USD vs. CNY (D) Exercise Price CNY 6.50 Expires 01/07/2015 Counterparty: RBS	$ 96,320,854	96
OTC - USD vs. CNY (D) Exercise Price CNY 6.62 Expires 06/19/2015 Counterparty: RBS	44,631,457	76,275
OTC - USD vs. CNY (D) Exercise Price CNY 6.65 Expires 11/23/2015 Counterparty: RBS	38,810,944	196,772

Total Purchased Foreign Exchange Options (Cost $493,367)		273,143

	Shares	Value
SECURITIES LENDING COLLATERAL - 6.5%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (E)	15,974,435	15,974,435

Total Securities Lending Collateral (Cost $15,974,435)		15,974,435

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
REPURCHASE AGREEMENT - 4.8%

State Street Bank & Trust Co. 0.01% (E), dated 12/31/2014, to be repurchased at $11,795,604 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 07/25/2037, and with a value of $12,032,232.

	$ 11,795,598	$ 11,795,598

Total Repurchase Agreement (Cost $11,795,598)		11,795,598

Total Investments (Cost $178,457,707) (F)		261,606,171
Net Other Assets (Liabilities) - (6.7)%		(16,483,214)

Net Assets - 100.0%		$ 245,122,957

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Common Stocks	$229,444,328	$4,118,667	$—	$233,562,995
Purchased Foreign Exchange Options	—	273,143	—	273,143
Securities Lending Collateral	15,974,435	—	—	15,974,435
Repurchase Agreement	—	11,795,598	—	11,795,598

Total Investments	$245,418,763	$16,187,408	$—	$261,606,171

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The value of all securities on loan is $15,646,297. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Cash in the amount of $260,000 has been segregated by the broker as collateral for open options contracts.
(D)	Total aggregate value of illiquid securities is $273,143, representing 0.11% of the Portfolio’s net assets.
(E)	Rate disclosed reflects the yield at December 31, 2014.
(F)	Aggregate cost for federal income tax purposes is $178,620,924. Aggregate gross unrealized appreciation and depreciation for all securities is $85,886,610 and $2,901,363, respectively. Net unrealized appreciation for tax purposes is $82,985,247.
(G)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

DEFINITIONS:

ADR	American Depositary Receipt
OTC	Over the Counter
RBS	Royal Bank of Scotland Group PLC

CURRENCY ABBREVIATIONS:

CNY	Chinese Yuan Renminbi
USD	United States Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $166,662,109) (including securities loaned of $15,646,297)	$249,810,573
Repurchase agreement, at value (cost $11,795,598)	11,795,598
Receivables:
Shares sold	30,842
Interest	3
Dividends	50,526
Net income from securities lending	6,677
Prepaid expenses	1,261

Total assets	261,695,480

Liabilities:
Cash deposit due to broker	260,000
Payables and other liabilities:
Shares redeemed	94,975
Investment advisory fees	178,213
Distribution and service fees	9,125
Administration fees	5,569
Transfer agent fees	621
Trustees fees	88
Audit and tax fees	14,578
Legal fees	15
Printing and shareholder reports fees	34,493
Other	411
Collateral for securities on loan	15,974,435

Total liabilities	16,572,523

Net assets	$245,122,957

Net assets consist of:
Capital stock ($0.01 par value)	$156,594
Additional paid-in capital	141,579,072
Accumulated net realized gain (loss)	20,238,827
Net unrealized appreciation (depreciation) on:
Investments	83,148,464

Net assets	$245,122,957

Net assets by class:
Initial Class	$204,432,031
Service Class	40,690,926

Shares outstanding:
Initial Class	13,035,701
Service Class	2,623,688

Net asset value and offering price per share:
Initial Class	$15.68
Service Class	15.51

STATEMENT OF OPERATIONS For the year ended December 31, 2014
Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $41,526)	$1,332,584
Interest income	550
Net income from securities lending	183,670

Total investment income	1,516,804

Expenses:
Investment advisory fees	1,965,040
Distribution and service fees:
Service Class	97,916
Administration fees	61,408
Transfer agent fees	3,766
Trustees fees	9,230
Audit and tax fees	17,356
Custody fees	44,839
Legal fees	14,396
Printing and shareholder reports fees	31,892
Other	12,832

Total expenses	2,258,675

Portfolio expenses (waived/reimbursed) recaptured	10,926

Net expenses	2,269,601

Net investment income (loss)	(752,797)

Net realized gain (loss) on:
Investments	21,087,534
Foreign currency transactions	5,433

Net realized gain (loss)	21,092,967

Net change in unrealized appreciation (depreciation) on:
Investments	(6,539,360)

Net change in unrealized appreciation (depreciation)	(6,539,360)

Net realized and change in unrealized gain (loss)	14,553,607

Net increase (decrease) in net assets resulting from operations	$13,800,810

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$(752,797)	$(175,368)
Net realized gain (loss)	21,092,967	6,300,197
Net change in unrealized appreciation (depreciation)	(6,539,360)	73,295,583
Net increase (decrease) in net assets resulting from operations	13,800,810	79,420,412

Distributions to shareholders:
Net investment income:
Initial Class	—	(1,174,118)
Service Class	—	(122,901)
Total distributions from net investment income	—	(1,297,019)
Net realized gains:
Initial Class	(4,679,342)	(769,618)
Service Class	(889,385)	(107,621)
Total distributions from net realized gains	(5,568,727)	(877,239)
Total distributions to shareholders	(5,568,727)	(2,174,258)

Capital share transactions:
Proceeds from shares sold:
Initial Class	16,984,267	11,367,098
Service Class	14,644,900	16,212,987
	31,629,167	27,580,085
Dividends and distributions reinvested:
Initial Class	4,679,342	1,943,736
Service Class	889,385	230,522
	5,568,727	2,174,258
Cost of shares redeemed:
Initial Class	(32,723,076)	(27,072,357)
Service Class	(12,412,768)	(7,652,428)
	(45,135,844)	(34,724,785)
Net increase (decrease) in net assets resulting from capital share transactions	(7,937,950)	(4,970,442)
Net increase (decrease) in net assets	294,133	72,275,712

Net assets:
Beginning of year	244,828,824	172,553,112
End of year	$245,122,957	$244,828,824
Undistributed (distributions in excess of) net investment income (loss)	$—	$—

Capital share transactions - shares:
Shares issued:
Initial Class	1,112,373	881,023
Service Class	961,311	1,270,921
	2,073,684	2,151,944
Shares reinvested:
Initial Class	298,047	155,126
Service Class	57,232	18,531
	355,279	173,657
Shares redeemed:
Initial Class	(2,145,092)	(2,227,206)
Service Class	(828,906)	(634,180)
	(2,973,998)	(2,861,386)

Net increase (decrease) in shares outstanding:
Initial Class	(734,672)	(1,191,057)
Service Class	189,637	655,272
	(545,035)	(535,785)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Capital Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011		December 31, 2010
Net asset value, beginning of year	$15.13	$10.32	$11.03	$11.71		$9.28
Investment operations:
Net investment income (loss) (A)	(0.04)	(0.01)	0.09	(0.01)		—	(B)
Net realized and unrealized gain (loss)	0.95	4.96	1.51	(0.67)		2.52
Total investment operations	0.91	4.95	1.60	(0.68)		2.52
Distributions:
Net investment income	—	(0.08)	—	—		(0.09)
Net realized gains	(0.36)	(0.06)	(2.31)	—		—
Total distributions	(0.36)	(0.14)	(2.31)	—		(0.09)
Net asset value, end of year	$15.68	$15.13	$10.32	$11.03		$11.71
Total return (C)	6.00%	48.25%	15.55%	(5.81)%		27.44%
Ratio and supplemental data:
Net assets end of year (000’s)	$204,432	$208,314	$154,340	$151,683		$179,705
Expenses to average net assets
After (waiver/reimbursement) recapture	0.88%	0.90%	0.90%	0.90%		0.90%
Before (waiver/reimbursement) recapture	0.88%	0.88%	0.91%	0.91%		0.91%
Net investment income (loss) to average net assets	(0.27)%	(0.05)%	0.75%	(0.05)%		—	%(D)
Portfolio turnover rate	29%	30%	51%	105	%(E)	44%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Rounds to less than 0.01% or (0.01)%.
(E)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011		December 31, 2010
Net asset value, beginning of year	$15.00	$10.24	$10.99	$11.69		$9.27
Investment operations:
Net investment income (loss) (A)	(0.08)	(0.04)	0.06	(0.03)		(0.02)
Net realized and unrealized gain (loss)	0.95	4.92	1.50	(0.67)		2.51
Total investment operations	0.87	4.88	1.56	(0.70)		2.49
Distributions:
Net investment income	—	(0.06)	—	—		(0.07)
Net realized gains	(0.36)	(0.06)	(2.31)	—		—
Total distributions	(0.36)	(0.12)	(2.31)	—		(0.07)
Net asset value, end of year	$15.51	$15.00	$10.24	$10.99		$11.69
Total return (B)	5.79%	47.89%	15.20%	(5.99)%		27.09%
Ratio and supplemental data:
Net assets end of year (000’s)	$40,691	$36,515	$18,213	$12,591		$8,575
Expenses to average net assets
After (waiver/reimbursement) recapture	1.13%	1.15%	1.15%	1.15%		1.15%
Before (waiver/reimbursement) recapture	1.13%	1.13%	1.16%	1.16%		1.16%
Net investment income (loss) to average net assets	(0.52)%	(0.34)%	0.52%	(0.28)%		(0.26)%
Portfolio turnover rate	29%	30%	51%	105	%(C)	44%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Capital Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask price (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

Foreign currency options: The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Open option contracts at December 31, 2014, if any, are listed in the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities at December 31, 2014, if any, are identified in the Schedule of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2014 of $6,310 are included in Net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $500 million	0.800%
Over $500 million	0.675%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.90%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, the amount recaptured by TAM was $10,926. There are no amounts available for recapture by TAM as of December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub adviser for the period December 31, 2014 was $344.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$ 70,635,121	$ —	$ 87,671,869	$ —

NOTE 5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2013	Ending number of positions at December 31, 2014	Average number of positions (A)
Purchased options and swaptions	—	3	2	(B)

(A)	Calculated based on positions held at each month end during the current year.
(B)	There were no open positions at the beginning and/or the end of the year, however the Portfolio periodically invested in this type of derivative instrument during the year.

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted for as hedging instruments	Foreign Exchange Contracts	Total
Asset derivatives
Purchased options and swaptions (A)	$273,143	$273,143
Total gross amount of assets (B)	$273,143	$273,143

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Gross Amounts Not Offset in the Statement of Assets and Liabilities as of December 31, 2014:

The following table presents the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged for option contracts as of December 31, 2014. See Repurchase agreement note for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities (A)	Value Available for Offset	Collateral Received (B)	Net Amount
Royal Bank of Scotland PLC	$273,143	$—	$(260,000)	$13,143
Total assets	$273,143	$—	$(260,000)	$13,143

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

For non-exchange-traded derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Foreign Exchange Contracts	Total
Net change in unrealized appreciation (depreciation) on:
Purchased options and swaptions (A)	$(220,224)	$(220,224)
Total Net change in unrealized appreciation (depreciation)	$(220,224)	$(220,224)

(A)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statement of Operations.

NOTE 6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. (continued)

it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, net operating losses, foreign currency transactions, and utilization of short term capital gains.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to foreign currency gain/loss and net operating losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(86,998)
Undistributed (distributions in excess of) net investment income (loss)	752,797
Accumulated net realized gain (loss)	(665,799)

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$3,076,023
Long-Term Capital Gain	2,492,704
2013 Distributions paid from:
Ordinary Income	$1,297,019
Long-Term Capital Gain	877,239

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$—
Undistributed Long-Term Capital Gain	20,402,044
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	82,985,247

NOTE 7. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Morgan Stanley Capital Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Morgan Stanley Capital Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Morgan Stanley Capital Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Capital Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $2,492,704 for the year ended December 31, 2014

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Mid-Cap Growth VP

(unaudited)

MARKET ENVIRONMENT

U.S. stocks enjoyed strong performance in the year ended December 31, 2014, driven higher primarily by investor optimism about the economy. The Russell Midcap® Growth Index advanced 11.90% for the period. Leading the Index’s performance was the health care sector, followed by telecommunication services and utilities, the Index’s smallest two sectors. Energy was, by far, the weakest performer and the only Index sector with a negative return, as oil prices suffered a surprisingly strong decline in 2014 due to the combination of a supply glut and slackening global demand.

A notable event during the year was a widespread sell-off in high growth and high valuation multiple stocks that began in March and continued on through April. Although the share prices of several of the Portfolio’s holdings (information technology stocks, in particular) took a hit during this downturn, these companies’ fundamentals remained largely robust, in our view.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Morgan Stanley Mid-Cap Growth VP, Initial Class returned 0.02%. By comparison, its benchmark, the Russell Midcap® Growth Index, returned 11.90%.

STRATEGY REVIEW

During the year, the Portfolio underperformed its benchmark, the Russell Midcap® Growth Index.

The Portfolio’s overall underperformance relative to the Index was driven by stock selection particularly in the information technology sector. Global microblogging platform Twitter, Inc. and cyber security firm FireEye, Inc. were the two largest detractors. Both were negatively affected by the high growth and high multiple sell-off during the spring, as well as reported results that disappointed analysts’ high expectations.

Stock selection in the consumer discretionary sector dampened relative results, driven primarily by unfavorable results in Internet and catalog retail holdings. Daily deals and local advertising leader Groupon, Inc., Class A was the main detractor in the sector and third-largest detractor in the overall Portfolio. Groupon, Inc., Class A reported disappointing results, characterized by slowing growth in its North American business, and the ouster of a senior executive in February.

Other positions performed more favorably. The Portfolio’s significant underweight position in energy benefited relative performance. The Portfolio held only one energy stock, which was sold during the period.

Both an overweight position and stock selection in health care also added to returns. The top two contributors were Illumina, Inc., a leader in genetic testing and analysis, and Intuitive Surgical, Inc., a surgical robotics systems maker. Illumina, Inc. made progress in lowering the cost of genome mapping, which could allow for more full genomes to be sequenced over time. Intuitive Surgical, Inc. has a leading position in the rapidly emerging field of robotics-assisted surgery, an attractive razor/razor blade model, and a substantial opportunity to grow its installed base globally.

During the year, the Portfolio used options and swaptions for foreign exchange management. These positions detracted from performance.

Dennis P. Lynch

Sam G. Chainani, CFA

David S. Cohen

Armistead B. Nash

Alexander T. Norton

Jason C. Yeung, CFA

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Mid-Cap Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	0.02%	13.65%	9.01%	03/01/1993
Russell Midcap® Growth Index (A)	11.90%	16.94%	9.43%
Service Class	(0.26)%	13.37%	8.73%	05/01/2003

(A) The Russell Midcap® Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on 10 years. You cannot invest directly in an index. The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell® Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe.

The performance data presented represents past performance, future results, may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Mid-Cap Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$996.70	$4.43	$1,020.80	$4.48	0.88%
Service Class	1,000.00	995.50	5.68	1,019.50	5.75	1.13

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	93.6%
Securities Lending Collateral	23.7
Repurchase Agreement	6.0
Preferred Stocks	0.4
Purchased Foreign Exchange Options	0.1
Convertible Preferred Stocks	0.1
Net Other Assets (Liabilities)	(23.9)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.1%
Internet Software & Services - 0.1%
Dropbox, Inc. 0.00% (A) (B) (C) (D)	41,951	$ 801,314

Total Convertible Preferred Stocks (Cost $379,619)		801,314

PREFERRED STOCKS - 0.4%
Internet Software & Services - 0.0% (E)
Peixe Urbano, Inc. 0.00% (A) (B) (C) (D)	65,743	28,270

Software - 0.4%
Palantir Technologies, Inc. Series G, 0.00% (A) (B) (C) (D)	423,610	3,397,352

Total Preferred Stocks (Cost $3,460,566)		3,425,622

COMMON STOCKS - 93.6%
Aerospace & Defense - 2.6%
TransDigm Group, Inc.	115,291	22,637,388

Automobiles - 3.5%
Tesla Motors, Inc. (A) (F)	140,199	31,181,660

Beverages - 1.0%
Monster Beverage Corp. (A)	82,168	8,902,903

Biotechnology - 1.9%
Alnylam Pharmaceuticals, Inc. (A)	50,582	4,906,454
Intercept Pharmaceuticals, Inc. (A) (F)	5,786	902,616
Ironwood Pharmaceuticals, Inc., Class A (A)	413,248	6,330,959
Pharmacyclics, Inc. (A) (F)	22,471	2,747,304
Seattle Genetics, Inc. (A) (F)	63,744	2,048,095

		16,935,428

Commercial Services & Supplies - 1.1%
Stericycle, Inc. (A)	71,890	9,423,341

Communications Equipment - 1.0%
Palo Alto Networks, Inc. (A) (F)	72,775	8,920,032

Diversified Financial Services - 5.3%
McGraw-Hill Financial, Inc.	271,043	24,117,406
MSCI, Inc., Class A	468,136	22,208,372

		46,325,778

Electrical Equipment - 0.5%
SolarCity Corp. (A) (F)	86,702	4,636,823

Food Products - 6.6%
Keurig Green Mountain, Inc.	189,689	25,113,875
Mead Johnson Nutrition Co., Class A	327,192	32,895,884

		58,009,759

Health Care Equipment & Supplies - 4.9%
Intuitive Surgical, Inc. (A)	81,946	43,344,517

Health Care Technology - 3.5%
athenahealth, Inc. (A) (F)	213,823	31,154,011

Hotels, Restaurants & Leisure - 5.0%
Chipotle Mexican Grill, Inc., Class A (A)	6,579	4,503,391
Dunkin’ Brands Group, Inc.	468,457	19,979,691
Panera Bread Co., Class A (A) (F)	113,903	19,910,245

		44,393,327

Internet & Catalog Retail - 4.0%
Ctrip.com International, Ltd., ADR (A)	155,814	7,089,537

	Shares	Value
COMMON STOCKS (continued)
Internet & Catalog Retail (continued)
Groupon, Inc., Class A (A) (F)	725,814	$ 5,995,224
TripAdvisor, Inc. (A)	123,076	9,188,854
Zalando SE, 144A (A) (F)	188,829	5,826,560
zulily, Inc., Class A (A) (F)	317,580	7,431,372

		35,531,547

Internet Software & Services - 15.8%
Autohome, Inc., ADR (A) (F)	212,489	7,726,100
Dropbox, Inc. (A) (B) (C) (D)	423,376	8,086,990
LendingClub Corp. (A) (F)	136,119	3,443,811
LinkedIn Corp., Class A (A)	191,484	43,985,789
MercadoLibre, Inc.	50,549	6,453,591
Pandora Media, Inc. (A) (F)	450,596	8,034,127
Twitter, Inc. (A)	816,719	29,295,710
Yelp, Inc., Class A (A) (F)	81,254	4,447,031
Youku Tudou, Inc., ADR (A) (F)	412,196	7,341,211
Zillow, Inc., Class A (A) (F)	197,021	20,862,554

		139,676,914

IT Services - 5.0%
FleetCor Technologies, Inc. (A)	148,266	22,048,637
Gartner, Inc. (A)	260,381	21,926,684

		43,975,321

Life Sciences Tools & Services - 5.5%
Illumina, Inc. (A)	265,264	48,962,429

Machinery - 1.7%
Colfax Corp. (A) (F)	294,508	15,187,778

Pharmaceuticals - 3.9%
Endo International PLC (A)	332,410	23,973,409
Zoetis, Inc., Class A	235,652	10,140,106

		34,113,515

Professional Services - 4.6%
IHS, Inc., Class A (A)	165,078	18,799,082
Verisk Analytics, Inc., Class A (A)	342,516	21,938,150

		40,737,232

Software - 11.0%
FireEye, Inc. (A) (F)	481,687	15,211,675
NetSuite, Inc. (A) (F)	79,340	8,661,548
ServiceNow, Inc. (A)	179,288	12,164,691
Splunk, Inc. (A)	450,995	26,586,155
Tableau Software, Inc. Class A (A)	67,164	5,692,821
Workday, Inc., Class A (A) (F)	320,664	26,169,389
Zynga, Inc., Class A (A) (F)	1,134,140	3,016,812

		97,503,091

Technology Hardware, Storage & Peripherals - 0.9%
3D Systems Corp. (A)	129,166	4,245,686
Stratasys, Ltd. (A) (F)	43,570	3,621,103

		7,866,789

Textiles, Apparel & Luxury Goods - 4.3%
lululemon athletica, Inc. (A) (F)	198,752	11,088,374
Michael Kors Holdings, Ltd. (A)	300,533	22,570,028
Under Armour, Inc., Class A (A) (F)	68,261	4,634,922

		38,293,324

Total Common Stocks (Cost $700,293,828)		827,712,907

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Notional Amount	Value
PURCHASED FOREIGN EXCHANGE OPTIONS - 0.1% (G)
Call Options - 0.1%
OTC - USD vs. CNY (C) Exercise Price CNY 6.50 Expires 01/07/2015 Counterparty: RBS	CNY 366,787,725	$ 367
OTC - USD vs. CNY (C) Exercise Price CNY 6.62 Expires 06/19/2015 Counterparty: RBS	165,443,025	282,742
OTC - USD vs. CNY (C) Exercise Price CNY 6.65 Expires 11/23/2015 Counterparty: RBS	$ 141,584,928	717,836

Total Purchased Foreign Exchange Options (Cost $1,845,827)		1,000,945

	Shares	Value
SECURITIES LENDING COLLATERAL - 23.7%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (H)	209,879,423	209,879,423

Total Securities Lending Collateral (Cost $209,879,423)		209,879,423

Principal	Value
REPURCHASE AGREEMENT - 6.0%

State Street Bank & Trust Co. 0.01% (H), dated 12/31/2014, to be repurchased at $53,279,807 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 05/15/2040, and with a value of $54,345,475.

$ 53,279,777	$ 53,279,777

Total Repurchase Agreement (Cost $53,279,777)	53,279,777

Total Investments (Cost $969,139,040) (I)	1,096,099,988
Net Other Assets (Liabilities) - (23.9)%	(211,715,009)

Net Assets - 100.0%	$ 884,384,979

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Convertible Preferred Stocks
Internet Software & Services	$—	$—	$801,314	$801,314
Preferred Stocks
Internet Software & Services	—	—	28,270	28,270
Software	—	—	3,397,352	3,397,352
Common Stocks
Aerospace & Defense	22,637,388	—	—	22,637,388
Automobiles	31,181,660	—	—	31,181,660
Beverages	8,902,903	—	—	8,902,903
Biotechnology	16,935,428	—	—	16,935,428
Commercial Services & Supplies	9,423,341	—	—	9,423,341
Communications Equipment	8,920,032	—	—	8,920,032
Diversified Financial Services	46,325,778	—	—	46,325,778
Electrical Equipment	4,636,823	—	—	4,636,823
Food Products	58,009,759	—	—	58,009,759
Health Care Equipment & Supplies	43,344,517	—	—	43,344,517
Health Care Technology	31,154,011	—	—	31,154,011
Hotels, Restaurants & Leisure	44,393,327	—	—	44,393,327
Internet & Catalog Retail	29,704,987	5,826,560	—	35,531,547
Internet Software & Services	131,589,924	—	8,086,990	139,676,914
IT Services	43,975,321	—	—	43,975,321
Life Sciences Tools & Services	48,962,429	—	—	48,962,429
Machinery	15,187,778	—	—	15,187,778

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

SECURITY VALUATION (continued):

Valuation Inputs (continued) (J)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
Pharmaceuticals	$34,113,515	$—	$—	$34,113,515
Professional Services	40,737,232	—	—	40,737,232
Software	97,503,091	—	—	97,503,091
Technology Hardware, Storage & Peripherals	7,866,789	—	—	7,866,789
Textiles, Apparel & Luxury Goods	38,293,324	—	—	38,293,324
Purchased Foreign Exchange Options	—	1,000,945	—	1,000,945
Securities Lending Collateral	209,879,423	—	—	209,879,423
Repurchase Agreement	—	53,279,777	—	53,279,777

Total Investments	$1,023,678,780	$60,107,282	$12,313,926	$1,096,099,988

Level 3 Rollforward

Investments	Beginning Balance at December 31, 2013	Purchases	Sales	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (K)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at December 31, 2014 (L)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2014 (K)
Convertible Preferred Stocks	$576,407	$—	$0	$—	$(2,581,158)	$2,806,065	$—	$—	$801,314	$224,907
Preferred Stocks	1,566,420	—	0	—	(1,973,406)	3,832,608	—	—	3,425,622	1,859,202
Common Stocks	5,817,186	—	—	—	—	2,269,804	—	—	8,086,990	2,269,804

Total	$7,960,013	$—	$0	$—	$(4,544,564)	$8,908,477	$—	$—	$12,313,926	$4,353,913

Quantitative Information About Significant Unobservable Inputs (Level 3)

Investments	Value at December 31, 2014	Valuation Techniques	Unobservable Input	Range		Weighted Average	Impact to Valuation from an Increase in Input
Convertible Preferred Stock	$ 801,314	Market Transaction Method	Precedent Transaction of Preferred Stock	$ 19.1012	$ 19.1012	$ 19.1012	Increase
Preferred Stocks	$ 3,425,622	Merger & Acquisition Transaction Market Transaction Method Market Comparable Companies	Sale / Merger Scenario Issuance Price of Preferred Shares Discount for Lack of Marketability	$ 0.43 $ 8.89 10.0%	$ 0.43 $ 8.89 10.0%	$ 0.43 $ 8.89 10.0%	Increase Increase Decrease
Common Stock	$ 8,086,990	Market Transaction Method	Precedent Transaction of Preferred Stock	$ 19.1012	$ 19.1012	$ 19.1012	Increase

(A)	Non-income producing security.
(B)	Fair valued as determined in good faith in accordance with procedures established by the board of trustees. Total aggregate fair value of securities is $12,313,926, representing 1.39% of the Portfolio’s net assets.
(C)	Total aggregate value of illiquid securities is $13,314,871, representing 1.51% of the Portfolio’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(D)	At December 31, 2014, the Portfolio owned the respective securities which were restricted to public resale:

Investments	Description	Acquisition Date	Cost	Value	Value as % of Net Assets
Convertible Preferred Stocks	Dropbox, Inc.	05/25/2012	$379,619	$801,314	0.09%

Preferred Stocks	Peixe Urbano, Inc.	12/02/2011	2,164,319	28,270	0.00	(M)

Preferred Stocks	Palantir Technologies, Inc., Series G	07/19/2012	1,296,247	3,397,352	0.38

Common Stocks	Dropbox, Inc.	05/01/2012	3,831,172	8,086,990	0.92

			$7,671,357	$12,313,926	1.39%

(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	All or a portion of the security is on loan. The value of all securities on loan is $205,132,168. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Cash in the amount of $1,070,000 has been segregated by the broker as collateral for open options contracts.
(H)	Rate disclosed reflects the yield at December 31, 2014.
(I)	Aggregate cost for federal income tax purposes is $969,220,214. Aggregate gross unrealized appreciation and depreciation for all securities is $196,357,813 and $69,478,039, respectively. Net unrealized appreciation for tax purposes is $126,879,774.
(J)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(K)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2014 may be due to an investment no longer held or categorized as Level 3 at year end.
(L)	Total aggregate fair value of Level 3 securities is 1.39% of the Portfolio’s net assets.
(M)	Percentage rounds to less than 0.01% or (0.01)%.

DEFINITIONS:

144A	144A securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities aggregated $5,826,560, representing 0.66% of the Portfolio’s net assets.
ADR	American Depositary Receipt
OTC	Over the Counter
RBS	Royal Bank of Scotland Group PLC

CURRENCY ABBREVIATION:

CNY	Chinese Yuan Renminbi
USD	United States Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Mid-Cap Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $915,859,263) (including securities loaned of $205,132,168)	$1,042,820,211
Repurchase agreement, at value (cost $53,279,777)	53,279,777
Cash	110,748
Receivables:
Shares sold	15,023
Interest	15
Dividends	131,088
Net income from securities lending	115,608
Prepaid expenses	5,519

Total assets	1,096,477,989

Liabilities:
Cash deposit due to broker	1,070,000
Payables and other liabilities:
Shares redeemed	252,359
Investment advisory fees	642,738
Distribution and service fees	26,199
Administration fees	20,086
Transfer agent fees	2,298
Trustees fees	328
Audit and tax fees	16,962
Legal fees	236
Printing and shareholder reports fees	180,690
Other	1,691
Collateral for securities on loan	209,879,423

Total liabilities	212,093,010

Net assets	$884,384,979

Net assets consist of:
Capital stock ($0.01 par value)	$250,017
Additional paid-in capital	647,239,317
Undistributed (distributions in excess of) net investment income (loss)	188,084
Accumulated net realized gain (loss)	109,746,613
Net unrealized appreciation (depreciation) on:
Investments	126,960,948

Net assets	$884,384,979

Net assets by class:
Initial Class	$768,562,122
Service Class	115,822,857

Shares outstanding:
Initial Class	21,655,754
Service Class	3,345,929

Net asset value and offering price per share:
Initial Class	$35.49
Service Class	34.62

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $167,248)	$7,179,315
Interest income	3,471
Net income from securities lending	1,358,167

Total investment income	8,540,953

Expenses:
Investment advisory fees	7,319,688
Distribution and service fees:
Service Class	294,654
Administration fees	228,747
Transfer agent fees	13,942
Trustees fees	34,247
Audit and tax fees	29,038
Custody fees	153,568
Legal fees	52,944
Printing and shareholder reports fees	178,749
Other	49,634

Total expenses	8,355,211

Net investment income (loss)	185,742

Net realized gain (loss) on:
Investments	109,766,533
Foreign currency transactions	2,342

Net realized gain (loss)	109,768,875

Net change in unrealized appreciation (depreciation) on:
Investments	(112,589,764)
Translation of assets and liabilities denominated in foreign currencies	(543)

Net change in unrealized appreciation (depreciation)	(112,590,307)

Net realized and change in unrealized gain (loss)	(2,821,432)

Net increase (decrease) in net assets resulting from operations	$(2,635,690)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Mid-Cap Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$185,742	$(675,734)
Net realized gain (loss)	109,768,875	60,706,958
Net change in unrealized appreciation (depreciation)	(112,590,307)	214,645,025
Net increase (decrease) in net assets resulting from operations	(2,635,690)	274,676,249

Distributions to shareholders:
Net investment income:
Initial Class	—	(6,011,256)
Service Class	—	(597,695)
Total distributions from net investment income	—	(6,608,951)
Net realized gains:
Initial Class	(51,736,884)	(15,046,575)
Service Class	(7,944,024)	(2,056,892)
Total distributions from net realized gains	(59,680,908)	(17,103,467)
Total distributions to shareholders	(59,680,908)	(23,712,418)

Capital share transactions:
Proceeds from shares sold:
Initial Class	43,651,634	38,206,880
Service Class	18,115,618	30,599,192
	61,767,252	68,806,072
Dividends and distributions reinvested:
Initial Class	51,736,884	21,057,831
Service Class	7,944,024	2,654,587
	59,680,908	23,712,418
Cost of shares redeemed:
Initial Class	(112,321,883)	(84,687,553)
Service Class	(20,112,243)	(31,174,748)
	(132,434,126)	(115,862,301)
Net increase (decrease) in net assets resulting from capital share transactions	(10,985,966)	(23,343,811)
Net increase (decrease) in net assets	(73,302,564)	227,620,020

Net assets:
Beginning of year	957,687,543	730,067,523
End of year	$884,384,979	$957,687,543
Undistributed (distributions in excess of) net investment income (loss)	$188,084	$153,868

Capital share transactions - shares:
Shares issued:
Initial Class	1,149,958	1,152,719
Service Class	495,321	939,924
	1,645,279	2,092,643
Shares reinvested:
Initial Class	1,446,781	629,908
Service Class	227,557	81,007
	1,674,338	710,915
Shares redeemed:
Initial Class	(3,063,065)	(2,611,980)
Service Class	(560,190)	(978,824)
	(3,623,255)	(3,590,804)

Net increase (decrease) in shares outstanding:
Initial Class	(466,326)	(829,353)
Service Class	162,688	42,107
	(303,638)	(787,246)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Mid-Cap Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014		December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$37.94		$28.05	$27.13	$29.20	$21.82
Investment operations:
Net investment income (loss) (A)	0.02		(0.02)	0.26	0.01	0.09
Net realized and unrealized gain (loss)	(0.00	)(B)	10.87	2.14	(1.98)	7.32
Total investment operations	0.02		10.85	2.40	(1.97)	7.41
Distributions:
Net investment income	—		(0.27)	—	(0.10)	(0.03)
Net realized gains	(2.47)		(0.69)	(1.48)	—	—
Total distributions	(2.47)		(0.96)	(1.48)	(0.10)	(0.03)
Net asset value, end of year	$35.49		$37.94	$28.05	$27.13	$29.20
Total return (C)	0.02%		39.14%	9.08%	(6.77)%	33.90%
Ratio and supplemental data:
Net assets end of year (000’s)	$768,562		$839,396	$643,715	$648,157	$550,593
Expenses to average net assets	0.88%		0.88%	0.90%	0.89%	0.90%
Net investment income (loss) to average net assets	0.05%		(0.05)%	0.92%	0.04%	0.37%
Portfolio turnover rate	43%		49%	31%	41%	43%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014		December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$37.16		$27.49	$26.69	$28.77	$21.52
Investment operations:
Net investment income (loss) (A)	(0.07)		(0.10)	0.19	(0.05)	0.04
Net realized and unrealized gain (loss)	(0.00	)(B)	10.66	2.09	(1.96)	7.21
Total investment operations	(0.07)		10.56	2.28	(2.01)	7.25
Distributions:
Net investment income	—		(0.20)	—	(0.07)	—	(B)
Net realized gains	(2.47)		(0.69)	(1.48)	—	—
Total distributions	(2.47)		(0.89)	(1.48)	(0.07)	—	(B)
Net asset value, end of year	$34.62		$37.16	$27.49	$26.69	$28.77
Total return (C)	(0.23)%		38.83%	8.78%	(7.01)%	33.58%
Ratio and supplemental data:
Net assets end of year (000’s)	$115,823		$118,292	$86,353	$85,691	$27,104
Expenses to average net assets	1.13%		1.13%	1.15%	1.14%	1.15%
Net investment income (loss) to average net assets	(0.20)%		(0.30)%	0.66%	(0.19)%	0.19%
Portfolio turnover rate	43%		49%	31%	41%	43%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Mid-Cap Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities at December 31, 2014, if any, are identified in the Schedule of Investments.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

Open option contracts at December 31, 2014, if any, are listed in the Schedule of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2014 of $43,392 are included in Net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2014:

	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Growth VP	$22,978,082	2.60%
Transamerica Asset Allocation – Moderate Growth VP	73,628,643	8.33
Transamerica BlackRock Tactical Allocation VP	42,318,761	4.78
Total	$138,925,486	15.71%

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $1 billion	0.800%
Over $1 billion	0.775%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
1.00%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub adviser for the year ended December 31, 2014 was $4,296.

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$381,103,734	$ —	$488,230,570	$ —

NOTE 5. RISK EXPOSURE AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2013	Ending number of positions at December 31, 2014	Average number of positions (A)
Purchased options and swaptions	—	3	3	(B)

(A)	Calculated based on positions held at each month end during the current year.
(B)	There were no open positions at the beginning and/or the end of the year, however the Portfolio periodically invested in this type of derivative instrument during the year.

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted for as hedging instruments	Foreign Exchange Contracts	Total
Asset derivatives
Purchased options and swaptions (A)	$1,000,945	$1,000,945
Total gross amount of assets (B)	$1,000,945	$1,000,945

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Gross Amounts Not Offset in the Statement of Assets and Liabilities as of December 31, 2014:

The following table presents the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged for option contracts as of December 31, 2014. See Repurchase agreement note for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities (A)	Value Available for Offset	Collateral Received (B)	Net Amount
Royal Bank of Scotland PLC	$1,000,945	$—	$(1,000,945)	$—
Total assets	$1,000,945	$—	$(1,000,945)	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

For non-exchange-traded derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Foreign Exchange Contracts	Total
Net change in unrealized appreciation (depreciation) on:
Purchased options and swaptions (A)	$(844,882)	$(844,882)
Total Net change in unrealized appreciation (depreciation)	$(844,882)	$(844,882)

(A)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statement of Operations.

NOTE 6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, and foreign currency transactions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary differences are due to foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (distributions in excess of) net investment income (loss)	(151,526)
Accumulated net realized gain (loss)	151,526

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 was as follows:

2014 Distributions paid from:
Ordinary Income	$18,545,365
Long-Term Capital Gain	41,135,543
2013 Distributions paid from:
Ordinary Income	$6,608,951
Long-Term Capital Gain	17,103,467

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. (continued)

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$8,854,346
Undistributed Long-Term Capital Gain	101,161,525
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	126,879,774

NOTE . ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Morgan Stanley Mid-Cap Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Morgan Stanley Mid-Cap Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Morgan Stanley Mid-Cap Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Morgan Stanley Mid-Cap Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $41,135,543 for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

The year ended December 31, 2014, can be summarized as great expectations that were never met. This was especially true for the economic recovery and an anticipated sell-off in fixed income markets.

In the U.S., the year got off to a poor start, as severe weather led to a freeze in economic activity during the first quarter of the year. Underwhelming economic performance was not just a U.S. event, however. Lending in Europe remained soft, as banks shored up their balance sheets in order to pass the Eurozone’s asset quality review test. The restriction of private credit, especially to small and medium-sized enterprises, is completely contrary to what is required for an economic expansion. The resulting slowdown encompassed most of the region; even the German growth engine lost steam.

Against this backdrop, market volatility rose. Equity markets ended the year with a decent gain, but only after enduring two 5%-7% declines. Commodities experienced a major sell-off that trimmed the price of crude oil by more than half. In fixed income markets, lower-quality securities were hurt by the commodities sell-off, as investors worried about the future financial health of companies and countries heavily dependent on commodities production.

When all was said and done, high-quality, long-duration fixed income, most notably 30-year U.S. Treasuries, was among the best-performing asset classes. To some extent, the relative strength of long-term Treasuries was due to a divergence in global monetary policy. While the U.S. and U.K. began winding down quantitative easing (“QE”) and talking about raising interest rates, Japan and Europe moved the other direction - either increasing the pace of QE or seeking alternative ways to implement QE policy. Even China, the largest emerging market country, added stimulus through numerous channels. The result was a large difference in rates on sovereign bonds. Yield-seeking investors in low-yielding countries bought debt instruments from countries offering (relatively) higher interest rates, creating a tailwind for long-term U.S. Treasuries.

J.P. Morgan Investment Management Inc.

While many correctly anticipated a positive 2014 for the U.S. stock market, few could have predicted the way in which it was achieved. Large-cap stocks outperformed small caps, and defensive sectors outperformed cyclical ones. The market experienced three major pullbacks in 2014. Equities rebounded robustly each time on the strength of economic and market fundamentals. By the end of 2014, the S&P 500® made numerous new all-time highs and came very close to finishing the calendar year at a record. Large-cap stocks, as represented by the S&P 500®, returned 13.69%, significantly outpacing small-cap stocks, measured by the Russell 2000® Index, which gained 4.89%.

Equity markets got off to a rough start in January due to concerns with emerging market central banks’ ability to sustainably fight inflation and deteriorating current account deficits. The Argentinean peso fell dramatically, and the Turkish Central Bank aggressively raised its overnight lending rate from 7.75% to 12.00% in efforts defend its currency, the lira. In late February, geopolitical concerns started to heat up as Russia sent troops into the Crimea region of Ukraine. Markets eventually settled down as Crimean citizens voted to join Russia without resistance.

Most of the actions coming from the U.S. Federal Reserve (“Fed”) were in line with expectations. One highlight was Fed Chair Janet Yellen’s remark during her March press conference. While perhaps inadvertent, she stated that rate hikes could commence six months after the end of asset purchases (i.e., quantitative easing), which would imply sometime during the second quarter of 2015. Several investors believe these remarks may have sparked the vicious rotation out of equities with higher growth expectations and into stocks with more attractive valuations and higher dividend yields.

Investors were quite perplexed when bond yields continued to fall after an April Employment Report that significantly exceeded expectations. Geopolitical tensions in the Ukraine, unrest in Iraq and concerns over U.S. growth were cited, particularly after the poor showing of U.S. first-quarter gross domestic product (“GDP”), which showed a larger than expected contraction. Looking back, the low-yield environment did not necessarily reflect poor growth prospects for the U.S., but was seemingly more a function of supply and demand. Given the low yields in developed countries such as Japan, Germany and France, yields in the U.S. look far more attractive. At the same time, an improving U.S. fiscal deficit has led to lower levels of Treasury issuance, decreasing the overall supply in the market.

The year’s deepest sell-off began in mid-September as the possibility of another recession in Europe rose to the forefront. First, the September Markit German Manufacturing Purchasing Managers’ Index (“PMI”) signaled economic contraction. Subsequent releases

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

(unaudited)

MARKET ENVIRONMENT (continued)

showed German industrial orders, industrial production and exports for August falling significantly from July levels. However, equities began to rebound as the October Markit Flash Manufacturing PMI for the broader Eurozone signaled renewed expansion. As expected, the Fed ended its quantitative easing program in October.

The final bout of volatility came in early December amid concerns over the fierce decline in crude oil prices, the collapse of Russian equity markets and its currency, and increasing political uncertainty in Greece. Markets rebounded on the strength of U.S. economic data, as November vehicle sales showed better than expected growth and nonfarm payrolls achieved the strongest monthly gain since January of 2012. The strength of the U.S. economy was also confirmed with the final estimate of third-quarter GDP posting an annualized growth rate of 4.97%.

The top-performing sector within the S&P 500® was utilities, helped by the fall in bond yields and investors’ thirst for income. The worst-performing sector was energy. Energy stocks sold off hard beginning in the late summer as crude oil prices began to fall. By the end of the year, crude oil prices had fallen by over 50% from the high point reached during summer.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Multi-Managed Balanced VP, Initial Class returned 10.81%. By comparison, its primary and secondary benchmarks, The S&P 500® and the Barclays U.S. Aggregate Bond Index, returned 13.69% and 5.97%, respectively.

STRATEGY REVIEW

Aegon USA Investment Management, LLC

The fixed income sleeve of the Portfolio underperformed the benchmark during the year ended December 31, 2014. The biggest driver of performance was our short duration positioning and underweighting of U.S. Treasuries and Agency Mortgage-Backed Securities (“MBS”). Our overweighting of various spread products added positively to returns but did not deliver enough positive total return to offset the difference. Interest rates rallied in 2014, with the long-term Treasury component of the market leading in total returns for the year. While our short duration positioning was a drag on performance, it was somewhat offset by our yield curve positioning. We concentrated our underweight in the front and intermediate parts of the yield curve, believing that these segments of the market were most exposed to rate adjustment as the Fed policy normalizes.

2014 was a year of two halves for most spread-based assets. The first part of the year saw mediocre growth and the emergence of geopolitical issues, but the markets did not react much to the broader risks and spreads generally tightened. While investment grade funds saw continued inflows during most of the year and also enjoyed strong issuance of new debt, corporate bonds finished 2014 with five consecutive months of negative excess returns. Many of the positive technicals supporting tight credit spreads unwound in the second half of the year, as the Fed completed its QE program and commodity prices fell. Our overweighting of financials was additive during the year, as credit spreads tightened due to the improved environment for asset quality and regulations supporting credit quality. In our emerging market positioning, we continued to be selective given the changing nature of global growth. Avoiding idiosyncratic risks is paramount, in our opinion, given low all-in yields.

MBS outperformed their duration matched Treasuries in the year, and our underweight was a negative contribution to performance. We continue to invest in agency mortgage dollar rolls which are helped by the Fed’s balance sheet policies and non-agency MBS re-REMICs (Real Estate Mortgage Investment Conduit), which have benefited from the extra yield and positive technicals. We remain underweight to agency MBS, reflecting our expectation that the Fed’s reduced role in the market will lead to deteriorating technicals and widening spreads. We liked (and continue to like) other securitized segments, particularly niche sectors in asset-backed securities and select commercial MBS. Both segments generated excess return versus Treasuries in 2014 and, in our opinion, continue to offer attractive spreads.

Global divergences have changed the investing landscape, with energy weakness, U.S. dollar strength and the accompanying lack of inflationary pressures creating higher volatility. While the Fed will likely be less supportive in 2015, other central banks continue to attempt to reflate their economies and should still help to foster a decent investing environment for select spread-based assets. With solid expected growth in the U.S. and a Fed that is starting to raise rates, we are cautious around duration risks. We continue to like risk assets, though we remain selective as idiosyncratic risks continue to rise and low all-in yields should limit upside.

Aegon USA Investment Management, LLC took over management responsibilities for the fixed income sleeve of the Portfolio as of May 1, 2014. From that date through the end of the year, derivatives were not utilized in the Portfolio. From the beginning of the

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

(unaudited)

STRATEGY REVIEW (continued)

year through May 1, 2014, the Portfolio was managed by a different sub-adviser who did utilize various derivatives instruments. During that time period, derivatives added to total returns.

J.P. Morgan Investment Management Inc.

The Portfolio’s equity sleeve outperformed its benchmark for the year ended December 31, 2014. Stock selection in the retail, consumer cyclical and hardware and semi-conductors sectors added value while stock selection in the pharmaceutical/medical technology, energy and industrial cyclical sectors weighed on returns.

In the consumer cyclical sector, an overweight position in Union Pacific Corp. contributed to performance during 2014. Union Pacific Corp. has seen better pricing after bottoming in the first quarter and has not faced the same export coal issues plaguing competitors CSX Corp. and Norfolk Southern Corp. (no longer held at year end). We remain positive, as Union Pacific Corp. has a diverse, balanced rail franchise and still looks to have ample room for margin improvement. The company also maintains a disciplined commitment to pricing growth.

In the media sector, Time Warner, Inc shares rallied on the takeover bid from 21st Century Fox. Time Warner rejected the bid, and it was later withdrawn. Time Warner, Inc. had also reported better-than-expected revenues and earnings per share, with gains fairly balanced across divisions. We expect long-term growth to be largely driven by low-risk affiliate fee growth, international pay TV growth, an improving film slate from DC Comics, Lego and J.K. Rowling, flat non-programming expense growth and continued share buybacks. In our opinion, it is very well-positioned to capitalize on the secular industry trends and continues to be our favorite among the traditional media names. It trades at a below average multiple even though it is one of the fastest growers in the group.

Within the semiconductors space, our overweight position in Avago Technologies, Ltd., Class A contributed to performance during the fourth quarter and year. Continued content gains in the high-end RF (Radio Frequency) filter market, robust strength in non-mobile businesses and the accretive acquisition of LSI all benefited Avago Technologies, Ltd., Class A this year. We remain constructive on Avago Technologies, Ltd., Class A as we expect the continued worldwide shift to 4G/LTE handsets to benefit the company’s RF filter business.

On the negative side, Fluor Corp. hurt results in the industrial cyclical space as the declining price of oil fed investor concerns about the potential cancelation or delay of some of the company’s larger projects. However, we do not believe that temporary oil price fluctuations will have a significant impact on capital spending among Fluor Corp.’s customers. Management has been repurchasing shares, profit margins have been increasing and the company has strong prospects in the pipeline. Also in the space, as oil prices plunged in the fourth quarter, so did Ensco PLC, Class A shares. The downturn in oil prices should reduce offshore demand growth significantly for the next few years, as many operators have struggled with cost issues even at $100 per barrel Brent crude oil prices. Within the consumer cyclical sector, an overweight position in General Motors Co. detracted from performance for the year. The stock suffered from negative investor sentiment over numerous recall-related issues. We still like General Motors Co., as we believe the valuation remains attractive, and we expect General Motors Co. to experience an earnings inflection in 2015.

The Portfolio uses derivatives to hedge cash positions. The derivatives had a negligible impact on performance.

Brian W. Westhoff, CFA

Rick Perry, CFA

Doug Weih

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Aryeh Glatter

Raffaele Zingone, CFA

Tim Snyder, CFA

Steven G. Lee

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	10.81%	13.72%	8.07%	05/01/2002
S&P 500® (A) (B)	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index (A) (C)	5.97%	4.45%	4.71%
Service Class	10.50%	13.45%	7.81%	05/01/2003

(A) The S&P 500® and Barclays U.S. Aggregate Bond Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on 10 years. You cannot invest directly in an index.

(B) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(C) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,044.90	$3.92	$1,021.40	$3.87	0.76%
Service Class	1,000.00	1,043.40	5.20	1,020.10	5.14	1.01

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	60.7%
Corporate Debt Securities	12.6
U.S. Government Obligations	10.3
U.S. Government Agency Obligations	6.1
Short-Term U.S. Government Obligations	5.0
Mortgage-Backed Securities	4.7
Securities Lending Collateral	3.4
Asset-Backed Securities	3.0
Repurchase Agreement	1.4
Foreign Government Obligations	0.5
Municipal Government Obligations	0.2
Preferred Stocks	0.1
Net Other Assets (Liabilities) ^	(8.0)
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, securities sold short, TBA short commitments, and cash collateral.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 10.3%
U.S. Treasury Bond
2.75%, 08/15/2042 - 11/15/2042	$ 1,851,600	$ 1,851,005
3.63%, 02/15/2044	8,468,700	9,965,941
4.50%, 02/15/2036 (A)	432,600	577,014
U.S. Treasury Inflation Indexed Bond
2.50%, 01/15/2029	1,296,307	1,608,535
U.S. Treasury Inflation Indexed Note
0.13%, 01/15/2023	534,934	517,256
0.63%, 01/15/2024	4,569,293	4,588,928
U.S. Treasury Note
0.38%, 03/31/2016 - 10/31/2016	5,790,900	5,769,823
0.50%, 09/30/2016	8,929,100	8,918,635
0.88%, 04/15/2017 - 04/30/2017	5,701,600	5,708,860
1.00%, 11/30/2019	4,407,200	4,274,640
1.25%, 11/30/2018	3,781,700	3,755,111
1.63%, 03/31/2019 - 11/15/2022	10,168,700	10,163,594
1.75%, 09/30/2019	4,000,000	4,023,436
2.50%, 05/15/2024	7,701,300	7,933,540

Total U.S. Government Obligations (Cost $68,164,578)		69,656,318

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.1%
Federal Home Loan Mortgage Corp.
5.00%, 04/01/2018 - 02/01/2024	192,568	203,506
5.50%, 09/01/2018 - 06/01/2041	747,755	820,459
6.00%, 12/01/2037	194,724	221,355
Federal National Mortgage Association
2.05%, 02/01/2043 (B)	450,040	464,331
3.00%, TBA	2,625,000	2,655,351
3.33%, 10/25/2023 (B)	245,000	257,636
3.34%, 06/01/2041 (B)	117,943	124,329
3.50%, 07/01/2028 - 01/01/2029	1,069,713	1,139,348
3.50%, TBA	14,356,000	15,015,493
3.50%, 09/01/2041 (B)	133,167	140,682
4.00%, TBA	6,454,000	6,888,057
4.50%, 02/01/2025 - 06/01/2026	989,216	1,068,879
4.50%, TBA	4,145,000	4,499,268
5.00%, 05/01/2018	79,675	83,977
5.00%, TBA	3,980,000	4,397,200
5.50%, 04/01/2037 - 04/01/2041	1,021,972	1,146,104
6.00%, 08/01/2036 - 06/01/2041	1,397,972	1,598,237
6.50%, 05/01/2040	464,349	528,812
Government National Mortgage Association, IO
0.99%, 02/16/2053 (B)	1,215,186	90,800

Total U.S. Government Agency Obligations (Cost $40,954,622)		41,343,824

FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
Brazilian Government International Bond
4.25%, 01/07/2025	430,000	430,000
Colombia Government International Bond
4.00%, 02/26/2024	305,000	311,863
Export-Import Bank of Korea
4.00%, 01/11/2017	665,000	697,139
Indonesia Government International Bond
5.38%, 10/17/2023, 144A	400,000	436,000
Mexico Government International Bond
4.00%, 10/02/2023	800,000	830,000

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Peruvian Government International Bond
7.35%, 07/21/2025 (A)	$ 160,000	$ 212,400
Turkey Government International Bond
5.75%, 03/22/2024 (A)	520,000	581,100

Total Foreign Government Obligations (Cost $3,376,289)		3,498,502

MORTGAGE-BACKED SECURITIES - 4.7%
Banc of America Commercial Mortgage Trust
Series 2007-3, Class A1A
5.55%, 06/10/2049 (B)	365,800	394,327
Banc of America Re-REMIC Trust
Series 2010-UB3, Class A4B1
5.54%, 06/15/2049, 144A (B)	475,000	509,030
BB-UBS Trust
Series 2012-TFT, Class A
2.89%, 06/05/2030, 144A	590,000	577,657
Series 2012-TFT, Class C
3.47%, 06/05/2030, 144A (B)	610,000	585,144
BB-UBS Trust, IO
Series 2012-SHOW, Class XA
0.60%, 11/05/2036, 144A (B)	3,935,000	212,356
BCAP LLC Trust
Series 2009-RR10, Class 2A1
2.69%, 08/26/2035, 144A (B)	248,141	245,389
Series 2009-RR13, Class 13A3
5.25%, 03/26/2037, 144A (B)	54,002	54,059
Series 2009-RR14, Class 1A1
6.00%, 05/26/2037, 144A (B)	282,581	300,074
Series 2009-RR6, Class 2A1
2.55%, 08/26/2035, 144A (B)	1,041,449	1,038,049
Series 2010-RR1, Class 12A1
5.25%, 08/26/2036, 144A (B)	300,316	307,700
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW14, Class A1A
5.19%, 12/11/2038	426,956	452,753
Series 2007-PW15, Class A1A
5.32%, 02/11/2044	321,280	342,881
Series 2007-PW17, Class A1A
5.65%, 06/11/2050 (B)	472,583	514,740
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3
3.75%, 03/10/2047	185,000	194,984
Series 2014-GC19, Class A4
4.02%, 03/10/2047	285,000	305,266
COMM Mortgage Trust
Series 2010-RR1, Class GEB
5.54%, 12/11/2049, 144A (B)	120,000	125,219
Series 2013-CR11, Class AM
4.72%, 10/10/2046 (B)	90,000	99,523
Series 2013-GAM, Class A2
3.37%, 02/10/2028, 144A	170,000	171,226
Series 2014-CR14, Class B
4.61%, 02/10/2047 (B)	195,000	213,390
Series 2014-UBS2, Class A5
3.96%, 03/10/2047	205,000	219,583
Commercial Mortgage Pass-Through Certificates
Series 2012-LTRT, Class A2
3.40%, 10/05/2030, 144A	490,000	486,572

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Trust
Series 2007-GG11, Class AM
5.87%, 12/10/2049 (B)	$ 150,000	$ 162,578
Credit Suisse Mortgage Capital Certificates
Series 2009-11R, Class 5A1
4.33%, 08/26/2036, 144A (B)	1,206,023	1,216,983
CSMC Trust
Series 2010-15R, Class 2A1
3.50%, 05/26/2036, 144A (B)	139,498	143,126
Series 2010-18R, Class 3A1
4.00%, 03/26/2037, 144A	49,774	50,305
Series 2010-1R, Class 28A1
5.00%, 02/27/2047, 144A	588,039	595,448
Series 2010-RR1, Class 2A
5.70%, 09/15/2040, 144A (B)	635,000	678,871
Series 2013-8R, Class 3A1
0.32%, 03/27/2036, 144A (B)	899,438	878,120
Series 2014-4R, Class 21A1
0.44%, 12/27/2035, 144A (B)	1,290,000	1,225,181
DBRR Trust
Series 2011-C32, Class A3A
5.72%, 06/17/2049, 144A (B)	150,000	161,206
Deutsche Alt-A Securities Mortgage Loan Trust
Series 2007-RMP1, Class A2
0.32%, 12/25/2036 (B)	234,853	202,311
Extended Stay America Trust
Series 2013-ESH7, Class A27
2.96%, 12/05/2031, 144A	215,000	217,844
GS Mortgage Securities Corp. II
Series 2013-KING, Class E
3.44%, 12/10/2027, 144A (B)	440,000	413,982
Hilton USA Trust, IO
Series 2013-HLT, Class X1FX
1.67%, 11/05/2030, 144A (B)	20,000,000	17,260
Jefferies Re-REMIC Trust
Series 2009-R2, Class 2A
2.58%, 12/26/2037, 144A (B)	198,165	197,613
Series 2009-R7, Class 10A3
6.00%, 12/26/2036, 144A	116,550	121,481
Series 2009-R7, Class 12A1
2.62%, 08/26/2036, 144A (B)	89,748	88,787
Series 2009-R7, Class 1A1
2.34%, 02/26/2036, 144A (B)	383,526	377,003
Series 2009-R7, Class 4A1
2.39%, 09/26/2034, 144A (B)	209,418	205,770
Series 2009-R9, Class 1A1
2.24%, 08/26/2046, 144A (B)	169,285	171,209
Series 2010-R3, Class 1A1
2.81%, 03/21/2036, 144A (B)	83,104	83,254
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-CB14, Class AM
5.43%, 12/12/2044 (B)	70,000	72,590
Series 2007-CB18, Class A1A
5.43%, 06/12/2047 (B)	635,235	677,806
Series 2007-CB20, Class AM
5.88%, 02/12/2051 (B)	460,000	504,123
Series 2007-LD12, Class A1A
5.85%, 02/15/2051 (B)	527,626	575,148
Series 2007-LDPX, Class A1A
5.44%, 01/15/2049	490,298	524,038

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust (continued)
Series 2008-C2, Class ASB
6.13%, 02/12/2051 (B)	$ 268,002	$ 282,011
Series 2010-C1, Class B
5.95%, 06/15/2043, 144A	420,000	465,231
Series 2012-WLDN, Class A
3.91%, 05/05/2030, 144A	1,450,000	1,515,656
JPMorgan Re-REMIC Trust
Series 2009-7, Class 8A1
2.80%, 01/27/2047, 144A (B)	83,277	83,951
Series 2010-4, Class 7A1
1.87%, 08/26/2035, 144A (B)	146,967	146,705
Series 2014-2, Class 6A1
2.82%, 05/26/2037, 144A (B)	1,327,578	1,334,445
LB-UBS Commercial Mortgage Trust
Series 2005-C2, Class AJ
5.21%, 04/15/2030 (B)	165,000	166,207
Series 2007-C7, Class AM
6.16%, 09/15/2045 (B)	145,000	161,349
Merrill Lynch Mortgage Trust
Series 2005-CKI1, Class AJ
5.29%, 11/12/2037 (B)	400,000	410,856
Series 2007-C1, Class A1A
5.83%, 06/12/2050 (B)	171,686	182,884
Morgan Stanley Capital I Trust
Series 2007-HQ12, Class A2FX
5.59%, 04/12/2049 (B)	163,960	165,113
Series 2007-HQ12, Class AM
5.59%, 04/12/2049 (B)	570,000	606,456
Series 2007-IQ13, Class A1A
5.31%, 03/15/2044	614,809	653,270
Series 2007-IQ13, Class AM
5.41%, 03/15/2044	140,000	149,007
Series 2007-IQ14, Class A1A
5.67%, 04/15/2049 (B)	165,627	178,684
Series 2007-IQ15, Class AM
5.91%, 06/11/2049 (B)	195,000	209,456
Morgan Stanley Re-REMIC Trust
Series 2012-IO, Class AXB2
1.00%, 03/27/2051, 144A	140,000	139,825
Series 2012-XA, Class A
2.00%, 07/27/2049, 144A	154,179	154,565
Series 2014-R3, Class 2A
3.00%, 07/26/2048, 144A (B)	1,639,432	1,627,229
Motel 6 Trust
Series 2012-MTL6, Class B
2.74%, 10/05/2025, 144A	385,000	383,546
Series 2012-MTL6, Class C
3.14%, 10/05/2025, 144A	768,000	763,970
Nationstar Mortgage Loan Trust
Series 2013-A, Class A
3.75%, 12/25/2052, 144A (B)	1,041,835	1,070,713
New Residential Mortgage Loan Trust
Series 2014-1A, Class A
3.75%, 01/25/2054, 144A (B)	440,076	452,142
Series 2014-2A, Class A3
3.75%, 05/25/2054, 144A	1,195,920	1,221,958
Series 2014-3A, Class AFX3
3.75%, 11/25/2054, 144A (B)	910,000	931,725

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
SCG Trust
Series 2013-SRP1, Class A
1.56%, 11/15/2026, 144A (B)	$ 295,000	$ 295,358
Series 2013-SRP1, Class AJ
2.11%, 11/15/2026, 144A (B)	190,000	190,584
STRIPS, Ltd.
Series 2012-1A, Class A
1.50%, 12/25/2044, 144A	241,835	241,835
Wachovia Bank Commercial Mortgage Trust
Series 2005-C20, Class B
5.24%, 07/15/2042 (B)	430,000	438,920
Series 2006-WL7A, Class H
0.56%, 09/15/2021, 144A (B)	240,000	233,504
Wells Fargo Re-REMIC Trust
Series 2012-IO, Class A
1.75%, 08/20/2021, 144A	111,233	111,198

Total Mortgage-Backed Securities (Cost $31,957,119)		31,880,312

ASSET-BACKED SECURITIES - 3.0%
321 Henderson Receivables VI LLC Series 2010-1A, Class A 5.56%, 07/15/2059, 144A	729,192	830,867
AmeriCredit Automobile Receivables Trust
Series 2011-5, Class C
3.44%, 10/08/2017	230,000	233,789
Series 2012-2, Class C
2.64%, 10/10/2017	160,000	162,551
Series 2012-3, Class C
2.42%, 05/08/2018	160,000	162,380
Series 2012-5, Class C
1.69%, 11/08/2018	310,000	310,836
Chrysler Capital Auto Receivables Trust
Series 2013-BA, Class B
1.78%, 06/17/2019, 144A	80,000	80,180
Series 2013-BA, Class C
2.24%, 09/16/2019, 144A	80,000	80,161
Series 2014-AA, Class B
1.76%, 08/15/2019, 144A	95,000	94,861
Series 2014-AA, Class C
2.28%, 11/15/2019, 144A	120,000	120,046
Credit Acceptance Auto Loan Trust
Series 2012-1A, Class A
2.20%, 09/16/2019, 144A	12,498	12,523
Series 2013-1A, Class A
1.21%, 10/15/2020, 144A	250,000	250,073
Series 2013-2A, Class A
1.50%, 04/15/2021, 144A	250,000	250,495
DT Auto Owner Trust Series 2012-1A, Class D 4.94%, 07/16/2018, 144A	165,497	167,905
Ford Credit Auto Owner Trust Series 2013-B, Class D 1.82%, 11/15/2019	170,000	171,348
Ford Credit Floorplan Master Owner Trust
Series 2012-2, Class C
2.86%, 01/15/2019	100,000	102,869
Series 2012-2, Class D
3.50%, 01/15/2019	100,000	103,858

	Principal	Value
ASSET-BACKED SECURITIES (continued)
HLSS Servicer Advance Receivables Backed Notes Series 2013-T2, Class A2 1.15%, 05/16/2044, 144A	$ 525,000	$ 524,475
HLSS Servicer Advance Receivables Trust
Series 2012-T2, Class A2
1.99%, 10/15/2045, 144A	450,000	451,809
Series 2013-T1, Class A2
1.50%, 01/16/2046, 144A	610,000	609,512
HSBC Home Equity Loan Trust Series 2006-3, Class M1 0.43%, 03/20/2036 (B)	1,000,000	963,385
MVW Owner Trust Series 2014-1A, Class A 2.25%, 09/20/2031, 144A	704,321	699,199
Nelnet Student Loan Trust
Series 2008-3, Class A4
1.88%, 11/25/2024 (B)	265,000	277,273
Series 2014-2A, Class A3
1.02%, 07/27/2037, 144A (B)	215,000	214,226
Prestige Auto Receivables Trust
Series 2013-1A, Class A2
1.09%, 02/15/2018, 144A	80,098	80,199
Series 2013-1A, Class A3
1.33%, 05/15/2019, 144A	130,000	130,193
Series 2014-1A, Class A2
0.97%, 03/15/2018, 144A	213,054	213,080
Santander Drive Auto Receivables Trust
Series 2012-4, Class C
2.94%, 12/15/2017	200,000	202,732
Series 2012-AA, Class C
1.78%, 11/15/2018, 144A	1,025,000	1,027,090
Series 2013-3, Class B
1.19%, 05/15/2018	460,000	460,190
Series 2013-4, Class C
3.25%, 01/15/2020	230,000	236,860
Series 2013-A, Class B
1.89%, 10/15/2019, 144A	365,000	368,215
Series 2013-A, Class C
3.12%, 10/15/2019, 144A	140,000	143,345
SBA Tower Trust Series 2014-1A, Class C 2.90%, 10/15/2044, 144A (B)	1,625,000	1,629,261
Sierra Timeshare Receivables Funding LLC
Series 2013-3A, Class B
2.70%, 10/20/2030, 144A	293,656	291,979
Series 2014-3A, Class A
2.30%, 10/20/2031, 144A	711,162	706,782
SLM Private Education Loan Trust
Series 2011-A, Class A3
2.66%, 01/15/2043, 144A (B)	295,000	313,766
Series 2011-B, Class A2
3.74%, 02/15/2029, 144A	100,000	104,832
Series 2011-B, Class A3
2.41%, 06/16/2042, 144A (B)	115,000	121,880
Series 2011-C, Class A2A
3.41%, 10/17/2044, 144A (B)	200,000	215,643
Series 2011-C, Class A2B
4.54%, 10/17/2044, 144A	280,000	300,496

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
ASSET-BACKED SECURITIES (continued)
SLM Private Education Loan Trust (continued)
Series 2012-B, Class A2
3.48%, 10/15/2030, 144A	$ 550,000	$ 571,391
Series 2012-E, Class A2B
1.91%, 06/15/2045, 144A (B)	700,000	720,205
Series 2013-A, Class A2B
1.21%, 05/17/2027, 144A (B)	620,000	624,046
Series 2013-A, Class B
2.50%, 03/15/2047, 144A	105,000	100,644
Series 2013-B, Class B
3.00%, 05/16/2044, 144A	100,000	97,254
Series 2013-C, Class A2B
1.56%, 10/15/2031, 144A (B)	205,000	208,741
SolarCity LMC Series III LLC Series 2014-2, Class A 4.02%, 07/20/2044, 144A	650,000	653,119
SpringCastle America Funding LLC Series 2014-AA, Class A 2.70%, 05/25/2023, 144A	463,024	462,286
Trafigura Securitisation Finance PLC Series 2014-1A, Class A 1.11%, 10/15/2021, 144A (B)	2,395,000	2,395,000
World Financial Network Credit Card Master Trust
Series 2010-A, Class B
6.75%, 04/15/2019	230,000	235,499
Series 2012-C, Class A
2.23%, 08/15/2022	460,000	463,237
Series 2012-D, Class A
2.15%, 04/17/2023	595,000	591,111

Total Asset-Backed Securities (Cost $20,503,107)		20,543,697

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.2%
Los Angeles Community College District, General Obligation Unlimited
6.60%, 08/01/2042	55,000	77,976
Metropolitan Transportation Authority, Revenue Bonds
Series E
6.81%, 11/15/2040	60,000	83,591
Municipal Electric Authority of Georgia, Revenue Bonds
6.64%, 04/01/2057	50,000	66,751
New Jersey State Turnpike Authority, Revenue Bonds
Series F
7.41%, 01/01/2040	71,000	107,067
New York City Water & Sewer System, Revenue Bonds
5.88%, 06/15/2044	55,000	73,978
New York State Dormitory Authority, Revenue Bonds
Series H
5.39%, 03/15/2040	55,000	69,426
Port Authority of New York & New Jersey, Revenue Bonds
4.96%, 08/01/2046	95,000	108,372

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
State of California, General Obligation Unlimited
7.60%, 11/01/2040	$ 260,000	$ 411,603
State of Illinois, General Obligation Unlimited
5.10%, 06/01/2033	250,000	249,468
University of California, Revenue Bonds
Series AD
4.86%, 05/15/2112	50,000	53,029

Total Municipal Government Obligations (Cost $1,177,944)		1,301,261

CORPORATE DEBT SECURITIES - 12.6%
Aerospace & Defense - 0.1%
Exelis, Inc.
5.55%, 10/01/2021	640,000	690,713

Air Freight & Logistics - 0.1%
FedEx Corp.
4.90%, 01/15/2034	295,000	329,476
5.10%, 01/15/2044	215,000	248,253

		577,729

Airlines - 0.3%
American Airlines Pass-Through Trust
3.70%, 04/01/2028 (A)	745,000	748,725
United Airlines Pass-Through Trust
3.75%, 03/03/2028	1,265,000	1,274,487
United Continental Holdings, Inc.
6.00%, 07/15/2028 (A)	120,000	114,300

		2,137,512

Automobiles - 0.0% (C)
General Motors Co.
4.88%, 10/02/2023	135,000	144,450
6.25%, 10/02/2043	80,000	95,568

		240,018

Banks - 1.8%
Barclays Bank PLC
10.18%, 06/12/2021, 144A	1,610,000	2,161,568
BPCE SA
4.00%, 04/15/2024 (A)	250,000	261,292
5.15%, 07/21/2024, 144A	205,000	211,247
Branch Banking & Trust Co.
3.80%, 10/30/2026	455,000	463,888
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
2.25%, 01/14/2019	265,000	266,974
11.00%, 06/30/2019, 144A (B) (D)	1,655,000	2,129,985
Credit Agricole SA
2.50%, 04/15/2019, 144A (A)	544,000	550,260
HSBC Bank Brasil SA - Banco Multiplo
Series MTN
4.00%, 05/11/2016, 144A	690,000	700,695
HSBC Holdings PLC
4.25%, 03/14/2024 (A)	200,000	208,116
5.25%, 03/14/2044	201,000	225,151
Intesa Sanpaolo SpA
5.02%, 06/26/2024, 144A	765,000	742,444
Korea Development Bank
3.50%, 08/22/2017	475,000	494,470

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Macquarie Bank, Ltd.
1.65%, 03/24/2017, 144A (A)	$ 365,000	$ 366,259
Nordea Bank AB
4.25%, 09/21/2022, 144A	1,930,000	2,003,969
Royal Bank of Scotland Group PLC
1.88%, 03/31/2017	318,000	317,748
6.00%, 12/19/2023	275,000	297,659
Societe Generale SA
5.00%, 01/17/2024, 144A	275,000	276,507
Wells Fargo & Co.
2.15%, 01/15/2019 (A)	134,000	134,354
4.13%, 08/15/2023	130,000	136,446
5.38%, 11/02/2043	280,000	318,560
5.90%, 06/15/2024 (A) (B) (D)	178,000	179,335

		12,446,927

Beverages - 0.1%
Anheuser-Busch InBev Finance, Inc.
2.15%, 02/01/2019 (A)	205,000	205,827
3.70%, 02/01/2024 (A)	285,000	296,048

		501,875

Biotechnology - 0.1%
Amgen, Inc.
5.15%, 11/15/2041	155,000	174,708
5.65%, 06/15/2042	125,000	148,725

		323,433

Capital Markets - 1.0%
Ameriprise Financial, Inc.
3.70%, 10/15/2024 (A)	610,000	623,855
Bank of New York Mellon Corp.
Series MTN
2.10%, 01/15/2019 (A)	205,000	205,650
Goldman Sachs Group, Inc.
2.38%, 01/22/2018	275,000	277,777
2.90%, 07/19/2018	365,000	374,446
3.63%, 02/07/2016 - 01/22/2023	939,000	959,316
5.75%, 01/24/2022	84,000	97,170
6.25%, 02/01/2041	75,000	94,811
6.75%, 10/01/2037	80,000	100,590
Series MTN
1.84%, 11/29/2023 (B)	195,000	200,341
Macquarie Group, Ltd.
6.25%, 01/14/2021, 144A (A)	1,230,000	1,407,640
Morgan Stanley
1.88%, 01/05/2018	1,290,000	1,285,279
5.00%, 11/24/2025	275,000	293,457
UBS AG
7.63%, 08/17/2022	935,000	1,100,828

		7,021,160

Chemicals - 0.2%
LyondellBasell Industries NV
5.00%, 04/15/2019	539,000	587,922
Monsanto Co.
4.40%, 07/15/2044	480,000	498,020

		1,085,942

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies - 0.2%
ERAC USA Finance LLC
3.85%, 11/15/2024, 144A	$ 720,000	$ 730,187
Hutchison Whampoa International 14, Ltd.
1.63%, 10/31/2017, 144A	445,000	441,333

		1,171,520

Communications Equipment - 0.0% (C)
Cisco Systems, Inc.
2.13%, 03/01/2019 (A)	225,000	226,059

Construction & Engineering - 0.0% (C)
Odebrecht Offshore Drilling Finance, Ltd.
6.75%, 10/01/2022, 144A (A)	188,500	172,478

Construction Materials - 0.1%
Martin Marietta Materials, Inc.
4.25%, 07/02/2024	915,000	937,970

Consumer Finance - 0.1%
Discover Financial Services
3.85%, 11/21/2022	323,000	328,621

Diversified Financial Services - 1.2%
Bank of America Corp.
2.60%, 01/15/2019	240,000	241,866
2.65%, 04/01/2019	969,000	976,108
4.10%, 07/24/2023	202,000	212,736
5.42%, 03/15/2017	600,000	643,288
5.75%, 12/01/2017	320,000	353,567
Citigroup, Inc.
2.50%, 09/26/2018	227,000	229,652
2.55%, 04/08/2019	415,000	417,730
3.38%, 03/01/2023	591,000	596,285
4.45%, 01/10/2017	111,000	117,336
4.95%, 11/07/2043	75,000	83,601
6.68%, 09/13/2043	75,000	96,979
Ford Motor Credit Co. LLC
4.38%, 08/06/2023	205,000	219,154
General Electric Capital Corp.
7.13%, 06/15/2022 (B) (D)	500,000	581,875
Series MTN
6.88%, 01/10/2039	80,000	113,161
JPMorgan Chase & Co.
3.20%, 01/25/2023	892,000	893,006
3.25%, 09/23/2022	142,000	142,827
4.75%, 03/01/2015	340,000	341,944
4.85%, 02/01/2044	75,000	83,198
6.75%, 02/01/2024 (B) (D)	66,000	69,630
Series MTN
1.35%, 02/15/2017	560,000	559,988
MassMutual Global Funding II
2.35%, 04/09/2019, 144A	230,000	231,428
Oaktree Capital Management, LP
6.75%, 12/02/2019, 144A	705,000	832,171

		8,037,530

Diversified Telecommunication Services - 0.6%
AT&T, Inc.
2.30%, 03/11/2019 (A)	400,000	399,580
4.35%, 06/15/2045	155,000	146,127
Intelsat Jackson Holdings SA
7.25%, 04/01/2019	220,000	229,625

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Level 3 Financing, Inc.
8.13%, 07/01/2019	$ 525,000	$ 557,813
Sprint Capital Corp.
6.88%, 11/15/2028	175,000	154,000
Verizon Communications, Inc.
2.63%, 02/21/2020, 144A	523,000	517,021
3.45%, 03/15/2021	510,000	521,241
3.85%, 11/01/2042 (A)	747,000	665,936
4.50%, 09/15/2020	185,000	200,865
6.55%, 09/15/2043	493,000	631,606

		4,023,814

Electric Utilities - 0.5%
CenterPoint Energy Houston Electric LLC
4.50%, 04/01/2044	270,000	301,356
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	114,000	132,763
8.88%, 11/15/2018	65,000	80,222
Commonwealth Edison Co.
4.70%, 01/15/2044	175,000	199,343
Duke Energy Carolinas LLC
4.25%, 12/15/2041	183,000	196,628
Duke Energy Corp.
3.75%, 04/15/2024	46,000	47,850
Entergy Arkansas, Inc.
3.70%, 06/01/2024 (A)	267,000	279,778
Georgia Power Co.
3.00%, 04/15/2016	428,000	439,519
Jersey Central Power & Light Co.
7.35%, 02/01/2019	128,000	151,076
Niagara Mohawk Power Corp.
4.88%, 08/15/2019, 144A	530,000	586,180
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	55,000	59,068
5.30%, 06/01/2042 (A)	75,000	93,081
Pacific Gas & Electric Co.
4.75%, 02/15/2044	79,000	86,884
PacifiCorp
3.60%, 04/01/2024	555,000	573,562
5.75%, 04/01/2037	150,000	192,693
Progress Energy, Inc.
4.88%, 12/01/2019	27,000	29,856

		3,449,859

Energy Equipment & Services - 0.1%
Schlumberger Investment SA
3.65%, 12/01/2023 (A)	132,000	137,986
TransCanada PipeLines, Ltd.
3.75%, 10/16/2023	160,000	160,185
4.63%, 03/01/2034 (A)	145,000	147,106
Weatherford International, Ltd.
5.95%, 04/15/2042	155,000	131,242

		576,519

Food & Staples Retailing - 0.3%
CVS Health Corp.
5.30%, 12/05/2043	54,000	64,553
Sysco Corp.
2.35%, 10/02/2019	770,000	774,192

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing (continued)
Wal-Mart Stores, Inc.
4.00%, 04/11/2043	$ 191,000	$ 198,159
4.30%, 04/22/2044	155,000	169,189
Walgreens Boots Alliance, Inc.
3.30%, 11/18/2021	798,000	803,552

		2,009,645

Food Products - 0.0% (C)
Mondelez International, Inc.
2.25%, 02/01/2019	255,000	253,953

Health Care Equipment & Supplies - 0.1%
Becton Dickinson and Co.
2.68%, 12/15/2019	355,000	359,669
Boston Scientific Corp.
2.65%, 10/01/2018	251,000	251,295

		610,964

Health Care Providers & Services - 0.3%
Aetna, Inc.
4.75%, 03/15/2044 (A)	58,000	63,952
Anthem, Inc.
1.88%, 01/15/2018	306,000	305,913
2.30%, 07/15/2018	853,000	857,721
3.30%, 01/15/2023	100,000	99,903
Coventry Health Care, Inc.
5.45%, 06/15/2021	222,000	255,057
Tenet Healthcare Corp.
6.25%, 11/01/2018	210,000	227,850
UnitedHealth Group, Inc.
3.38%, 11/15/2021	78,000	80,928

		1,891,324

Hotels, Restaurants & Leisure - 0.0% (C)
GLP Capital, LP / GLP Financing II, Inc.
4.38%, 11/01/2018	16,000	16,360
4.88%, 11/01/2020	25,000	25,313

		41,673

Industrial Conglomerates - 0.0% (C)
General Electric Co. 4.50%, 03/11/2044	152,000	167,082

Insurance - 1.7%
American International Group, Inc.
4.13%, 02/15/2024	221,000	235,257
8.18%, 05/15/2068 (B)	72,000	97,560
Fidelity National Financial, Inc. 5.50%, 09/01/2022	255,000	277,816
Genworth Holdings, Inc. 7.63%, 09/24/2021 (A)	185,000	180,892
Hanover Insurance Group, Inc. 6.38%, 06/15/2021	1,545,000	1,750,219
Lincoln National Corp. 8.75%, 07/01/2019	810,000	1,012,119
Metropolitan Life Global Funding I
1.30%, 04/10/2017, 144A	825,000	823,627
3.88%, 04/11/2022, 144A	750,000	792,830
Pacific Life Insurance Co. 9.25%, 06/15/2039, 144A	915,000	1,439,298
Principal Financial Group, Inc. 8.88%, 05/15/2019	445,000	559,902

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Prudential Financial, Inc.
Series MTN
5.38%, 06/21/2020	$ 294,000	$ 331,814
7.38%, 06/15/2019	250,000	300,538
Reinsurance Group of America, Inc. 6.75%, 12/15/2065 (B)	1,861,000	1,898,220
ZFS Finance USA Trust II 6.45%, 12/15/2065, 144A (B)	1,545,000	1,627,920

		11,328,012

IT Services - 0.1%
International Business Machines Corp. 3.63%, 02/12/2024 (A)	370,000	385,475
MasterCard, Inc.
2.00%, 04/01/2019	224,000	222,767
3.38%, 04/01/2024	144,000	147,810

		756,052

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.
2.40%, 02/01/2019	581,000	581,866
5.30%, 02/01/2044	29,000	33,307

		615,173

Media - 0.6%
CBS Corp.
4.63%, 05/15/2018	89,000	95,980
5.75%, 04/15/2020	85,000	96,923
CCO Holdings LLC / CCO Holdings Capital Corp. 7.25%, 10/30/2017 (A)	681,000	708,581
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/2022	550,000	566,500
Comcast Corp. 5.88%, 02/15/2018	412,000	463,551
Cox Communications, Inc. 8.38%, 03/01/2039, 144A	252,000	359,265
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
4.60%, 02/15/2021	285,000	305,273
5.00%, 03/01/2021	150,000	163,575
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021, 144A (D)	200,000	207,500
NBCUniversal Media LLC
4.38%, 04/01/2021	255,000	280,448
4.45%, 01/15/2043	209,000	221,459
5.15%, 04/30/2020	379,000	430,090

		3,899,145

Metals & Mining - 0.1%
BHP Billiton Finance USA, Ltd. 3.85%, 09/30/2023 (A)	180,000	189,494
Freeport-McMoRan, Inc. 3.88%, 03/15/2023 (A)	185,000	174,425
Novelis, Inc. 8.75%, 12/15/2020 (A)	395,000	418,700
Rio Tinto Finance USA PLC 2.88%, 08/21/2022 (A)	152,000	146,142

		928,761

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Multi-Utilities - 0.1%
CMS Energy Corp.
3.88%, 03/01/2024 (A)	$ 87,000	$ 90,336
4.88%, 03/01/2044	201,000	219,895
Dominion Resources, Inc. 1.95%, 08/15/2016	411,000	415,415
PG&E Corp. 2.40%, 03/01/2019	113,000	113,171

		838,817

Oil, Gas & Consumable Fuels - 1.0%
Apache Corp.
4.25%, 01/15/2044	66,000	57,680
4.75%, 04/15/2043	85,000	79,713
BP Capital Markets PLC 2.24%, 05/10/2019	425,000	424,484
Energy Transfer Partners, LP 5.95%, 10/01/2043 (A)	155,000	170,004
EOG Resources, Inc. 2.45%, 04/01/2020	371,000	369,076
Exxon Mobil Corp. 1.82%, 03/15/2019 (A)	640,000	641,459
Husky Energy, Inc. 4.00%, 04/15/2024	185,000	181,700
Kerr-McGee Corp. 6.95%, 07/01/2024	190,000	232,221
Kinder Morgan Energy Partners, LP
2.65%, 02/01/2019	323,000	318,256
4.15%, 02/01/2024 (A)	605,000	603,452
Laredo Petroleum, Inc. 7.38%, 05/01/2022 (A)	230,000	215,050
Linn Energy LLC / Linn Energy Finance Corp. 6.25%, 11/01/2019 (A)	310,000	261,950
MEG Energy Corp. 6.50%, 03/15/2021, 144A	180,000	164,250
Murphy Oil Corp. 2.50%, 12/01/2017	316,000	314,104
Nexen Energy ULC 5.88%, 03/10/2035	10,000	11,743
Noble Energy, Inc.
6.00%, 03/01/2041	195,000	214,312
8.25%, 03/01/2019	195,000	233,786
Peabody Energy Corp. 6.25%, 11/15/2021 (A)	165,000	141,075
Petrobras Global Finance BV 6.25%, 03/17/2024 (A)	570,000	542,378
Petroleos Mexicanos 3.50%, 01/30/2023	190,000	181,735
Range Resources Corp. 5.75%, 06/01/2021 (A)	45,000	46,462
Shell International Finance BV
2.00%, 11/15/2018	364,000	366,480
4.55%, 08/12/2043	215,000	235,204
Western Gas Partners, LP 5.38%, 06/01/2021	259,000	284,159
Williams Cos., Inc.
3.70%, 01/15/2023 (A)	83,000	74,541
7.88%, 09/01/2021	109,000	125,914
Williams Partners, LP 5.40%, 03/04/2044	128,000	125,312

		6,616,500

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Paper & Forest Products - 0.1%
International Paper Co. 4.75%, 02/15/2022	$ 842,000	$ 918,615

Pharmaceuticals - 0.3%
AbbVie, Inc. 4.40%, 11/06/2042	130,000	134,117
Actavis, Inc.
3.25%, 10/01/2022	270,000	262,877
4.63%, 10/01/2042	260,000	254,783
Bristol-Myers Squibb Co. 4.50%, 03/01/2044 (A)	292,000	319,094
Merck & Co., Inc. 1.30%, 05/18/2018	280,000	277,392
Perrigo Co. PLC 2.30%, 11/08/2018 (A)	645,000	644,492
Teva Pharmaceutical Finance Co., BV 3.65%, 11/10/2021	90,000	92,225

		1,984,980

Real Estate Investment Trusts - 0.7%
ARC Properties Operating Partnership LP
2.00%, 02/06/2017 (A)	595,000	567,076
3.00%, 02/06/2019	270,000	249,835
Kilroy Realty, LP 4.25%, 08/15/2029	1,120,000	1,120,092
Realty Income Corp. 3.88%, 07/15/2024	965,000	982,062
Simon Property Group, LP 3.38%, 10/01/2024	1,160,000	1,179,911
Ventas Realty, LP / Ventas Capital Corp. 2.70%, 04/01/2020	79,000	78,174
WEA Finance LLC / Westfield UK & Europe Finance PLC 2.70%, 09/17/2019, 144A	740,000	739,785

		4,916,935

Road & Rail - 0.0% (C)
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	51,000	50,838
3.75%, 04/01/2024	48,000	49,918

		100,756

Semiconductors & Semiconductor Equipment - 0.1%
KLA-Tencor Corp. 4.13%, 11/01/2021	685,000	701,667

Software - 0.1%
First Data Corp. 7.38%, 06/15/2019, 144A	275,000	289,438

Technology Hardware, Storage & Peripherals - 0.1%
Hewlett-Packard Co. 3.75%, 12/01/2020 (A)	275,000	284,477

Tobacco - 0.1%
Altria Group, Inc. 4.00%, 01/31/2024	144,000	150,132
Philip Morris International, Inc.
1.88%, 01/15/2019 (A)	312,000	310,107
4.88%, 11/15/2043	104,000	115,942

		576,181

Wireless Telecommunication Services - 0.2%
America Movil SAB de CV 2.38%, 09/08/2016	660,000	669,055

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services (continued)
Sprint Communications, Inc. 9.00%, 11/15/2018, 144A	$ 390,000	$ 443,586
Sprint Corp. 7.88%, 09/15/2023	200,000	197,440
T-Mobile USA, Inc.
6.46%, 04/28/2019	20,000	20,800
6.63%, 04/28/2021	75,000	76,969
6.73%, 04/28/2022	75,000	77,250
6.84%, 04/28/2023	25,000	25,812

		1,510,912

Total Corporate Debt Securities (Cost $84,216,392)		85,190,741

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 5.0%
U.S. Treasury Bill
0.00%, 02/19/2015 (E) (F)	3,605,900	3,605,893
0.01%, 02/26/2015 (E)	3,269,000	3,268,929
0.02%, 02/05/2015 (E)	7,812,200	7,812,052
0.03%, 03/12/2015 (E)	18,906,000	18,905,062
0.08%, 05/28/2015 (E) (G)	320,000	319,895

Total Short-Term U.S. Government Obligations (Cost $33,911,831)		33,911,831

	Shares	Value
PREFERRED STOCKS - 0.1%
Capital Markets - 0.0% (C)
State Street Corp. Series D, 5.90% (B)	3,072	79,442

Diversified Financial Services - 0.1%
Citigroup Capital XIII 7.88% (B)	15,621	415,206

Electric Utilities - 0.0% (C)
SCE Trust III 5.75% (A) (B)	1,280	33,856

Total Preferred Stocks (Cost $537,460)		528,504

COMMON STOCKS - 60.7%
Aerospace & Defense - 2.0%
Honeywell International, Inc.	47,893	4,785,468
L-3 Communications Holdings, Inc.	11,260	1,421,125
Precision Castparts Corp.	2,600	626,288
United Technologies Corp.	56,466	6,493,590

		13,326,471

Airlines - 0.5%
Delta Air Lines, Inc.	31,160	1,532,760
United Continental Holdings, Inc. (H)	24,430	1,634,123

		3,166,883

Auto Components - 0.1%
Johnson Controls, Inc.	7,270	351,432

Automobiles - 0.4%
General Motors Co.	71,338	2,490,410

Banks - 1.9%
BB&T Corp.	36,830	1,432,319
PNC Financial Services Group, Inc.	8,660	790,052
Regions Financial Corp.	40,130	423,773
SVB Financial Group (H)	3,530	409,727
Wells Fargo & Co.	176,742	9,688,996

		12,744,867

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Beverages - 1.5%
Coca-Cola Co.	112,347	$ 4,743,290
Coca-Cola Enterprises, Inc.	12,420	549,212
Constellation Brands, Inc., Class A (H)	23,974	2,353,528
Dr. Pepper Snapple Group, Inc.	12,192	873,923
Molson Coors Brewing Co., Class B	15,593	1,161,990
PepsiCo, Inc.	5,355	506,369

		10,188,312

Biotechnology - 2.0%
Alexion Pharmaceuticals, Inc. (H)	6,433	1,190,298
Amgen, Inc.	1,420	226,192
Biogen Idec, Inc. (H)	12,246	4,156,905
Celgene Corp. (H)	40,704	4,553,149
Gilead Sciences, Inc. (H)	22,141	2,087,010
Vertex Pharmaceuticals, Inc. (H)	10,336	1,227,917

		13,441,471

Building Products - 0.2%
Fortune Brands Home & Security, Inc.	4,990	225,897
Masco Corp.	35,479	894,071

		1,119,968

Capital Markets - 1.9%
Charles Schwab Corp.	94,210	2,844,200
Goldman Sachs Group, Inc.	8,290	1,606,851
Invesco, Ltd.	65,623	2,593,421
Morgan Stanley	103,600	4,019,680
State Street Corp.	24,790	1,946,015

		13,010,167

Chemicals - 0.8%
Axiall Corp.	12,770	542,342
Dow Chemical Co.	16,665	760,090
E.I. du Pont de Nemours & Co.	19,630	1,451,442
Monsanto Co.	7,840	936,645
Mosaic Co.	43,360	1,979,384

		5,669,903

Commercial Services & Supplies - 0.1%
Tyco International PLC	8,600	377,196

Communications Equipment - 1.3%
Cisco Systems, Inc.	168,099	4,675,674
QUALCOMM, Inc.	53,377	3,967,512

		8,643,186

Construction & Engineering - 0.4%
Fluor Corp.	47,976	2,908,785

Construction Materials - 0.1%
Martin Marietta Materials, Inc. (A)	5,760	635,443

Consumer Finance - 0.2%
Capital One Financial Corp.	16,092	1,328,395
Navient Corp.	5,710	123,393

		1,451,788

Containers & Packaging - 0.2%
Crown Holdings, Inc. (H)	23,053	1,173,398
Sealed Air Corp., Class A	4,330	183,722

		1,357,120

Diversified Financial Services - 2.7%
Bank of America Corp.	387,798	6,937,706
Berkshire Hathaway, Inc., Class B (H)	30,664	4,604,200
Citigroup, Inc.	100,020	5,412,082
Intercontinental Exchange, Inc.	7,216	1,582,397

		18,536,385

	Shares	Value
COMMON STOCKS (continued)
Diversified Telecommunication Services - 0.9%
AT&T, Inc.	1,839	$ 61,772
Verizon Communications, Inc.	122,915	5,749,964

		5,811,736

Electric Utilities - 1.4%
Edison International	46,514	3,045,737
Entergy Corp., Class B (A)	4,950	433,026
Exelon Corp. (A)	43,620	1,617,429
NextEra Energy, Inc.	28,411	3,019,805
Pinnacle West Capital Corp.	3,070	209,712
PPL Corp.	22,930	833,047
Xcel Energy, Inc.	14,120	507,190

		9,665,946

Electrical Equipment - 0.9%
Eaton Corp. PLC	43,239	2,938,522
Emerson Electric Co.	52,798	3,259,221

		6,197,743

Electronic Equipment, Instruments & Components - 0.2%
Corning, Inc.	28,242	647,589
TE Connectivity, Ltd.	11,418	722,189

		1,369,778

Energy Equipment & Services - 1.0%
Baker Hughes, Inc.	21,550	1,208,308
Ensco PLC, Class A (A)	9,464	283,447
Halliburton Co.	45,520	1,790,302
Schlumberger, Ltd.	39,308	3,357,296

		6,639,353

Food & Staples Retailing - 1.1%
Costco Wholesale Corp.	17,824	2,526,552
CVS Health Corp.	35,854	3,453,099
Kroger Co.	11,001	706,374
Wal-Mart Stores, Inc.	9,944	853,991

		7,540,016

Food Products - 1.0%
Archer-Daniels-Midland Co.	37,094	1,928,888
General Mills, Inc.	5,434	289,795
Kellogg Co.	7,230	473,131
Mondelez International, Inc., Class A	118,210	4,293,979

		6,985,793

Gas Utilities - 0.1%
AGL Resources, Inc.	10,910	594,704
Questar Corp.	15,653	395,708

		990,412

Health Care Equipment & Supplies - 1.6%
Abbott Laboratories	94,041	4,233,726
Becton Dickinson and Co.	1,200	166,992
Boston Scientific Corp. (H)	204,380	2,708,035
CareFusion Corp., Class A (H)	20,860	1,237,832
Covidien PLC	4,750	485,830
Stryker Corp.	21,100	1,990,363

		10,822,778

Health Care Providers & Services - 1.5%
Aetna, Inc.	20,110	1,786,371
Humana, Inc., Class A	20,345	2,922,153
McKesson Corp.	13,540	2,810,633
UnitedHealth Group, Inc.	25,209	2,548,378

		10,067,535

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure - 0.6%
McDonald’s Corp.	1,053	$ 98,666
Royal Caribbean Cruises, Ltd., Class A	21,345	1,759,468
Starbucks Corp.	23,162	1,900,442
Yum! Brands, Inc.	5,602	408,106

		4,166,682

Household Durables - 0.4%
Harman International Industries, Inc.	15,730	1,678,548
NVR, Inc. (H)	184	234,661
PulteGroup, Inc.	49,217	1,056,197

		2,969,406

Household Products - 1.3%
Kimberly-Clark Corp.	20,685	2,389,945
Procter & Gamble Co.	73,670	6,710,600

		9,100,545

Industrial Conglomerates - 0.4%
General Electric Co.	114,933	2,904,357

Insurance - 1.7%
ACE, Ltd.	33,097	3,802,183
American International Group, Inc.	20,870	1,168,929
Axis Capital Holdings, Ltd.	12,250	625,852
Hartford Financial Services Group, Inc.	11,070	461,508
Marsh & McLennan Cos., Inc.	20,560	1,176,854
MetLife, Inc.	65,506	3,543,220
Prudential Financial, Inc.	8,662	783,565
Willis Group Holdings PLC	4,770	213,744

		11,775,855

Internet & Catalog Retail - 0.6%
Amazon.com, Inc. (H)	4,216	1,308,435
Expedia, Inc.	4,530	386,681
Priceline Group, Inc. (H)	1,933	2,204,026

		3,899,142

Internet Software & Services - 2.0%
eBay, Inc. (H)	1,292	72,507
Facebook, Inc., Class A (H)	59,220	4,620,345
Google, Inc., Class A (H)	8,576	4,550,940
Google, Inc., Class C (H)	7,996	4,209,094

		13,452,886

IT Services - 2.0%
Accenture PLC, Class A	34,730	3,101,736
Alliance Data Systems Corp. (H)	2,350	672,218
Cognizant Technology Solutions Corp., Class A (H)	39,038	2,055,741
Fidelity National Information Services, Inc.	15,090	938,598
International Business Machines Corp.	7,927	1,271,808
Visa, Inc., Class A	19,200	5,034,240
Xerox Corp.	13,180	182,675

		13,257,016

Machinery - 0.7%
Deere & Co. (A)	986	87,231
PACCAR, Inc.	55,717	3,789,313
Pall Corp.	750	75,908
Snap-on, Inc.	1,340	183,232
SPX Corp.	7,896	678,424

		4,814,108

	Shares	Value
COMMON STOCKS (continued)
Media - 2.8%
CBS Corp., Class B	10,840	$ 599,886
Charter Communications, Inc., Class A (A) (H)	5,150	858,093
Comcast Corp., Class A	96,646	5,606,434
DIRECTV (H)	3,950	342,465
DISH Network Corp., Class A (H)	15,609	1,137,740
Time Warner Cable, Inc.	6,150	935,169
Time Warner, Inc.	64,793	5,534,618
Time, Inc. (A)	8,629	212,360
Twenty-First Century Fox, Inc., Class A (A)	75,070	2,883,063
Walt Disney Co.	10,421	981,554

		19,091,382

Metals & Mining - 0.5%
Alcoa, Inc.	135,149	2,134,003
U.S. Steel Corp. (A)	35,910	960,233

		3,094,236

Multi-Utilities - 0.8%
CenterPoint Energy, Inc.	38,280	896,901
CMS Energy Corp.	37,177	1,291,901
Dominion Resources, Inc.	13,050	1,003,545
NiSource, Inc., Class B	36,915	1,565,934
PG&E Corp.	3,800	202,312
Public Service Enterprise Group, Inc.	10,410	431,078
Sempra Energy	1,820	202,675

		5,594,346

Multiline Retail - 0.2%
Dollar General Corp. (H)	11,840	837,088
Dollar Tree, Inc. (H)	4,310	303,338

		1,140,426

Oil, Gas & Consumable Fuels - 3.7%
Anadarko Petroleum Corp., Class A	5,997	494,753
California Resources Corp. (H)	15,985	88,077
Cheniere Energy, Inc. (H)	8,170	575,168
Chevron Corp.	58,702	6,585,190
EOG Resources, Inc.	19,574	1,802,178
EQT Corp. (A)	12,060	912,942
Exxon Mobil Corp.	77,156	7,133,072
Hess Corp.	136	10,040
Marathon Oil Corp.	70,560	1,996,142
Occidental Petroleum Corp.	41,523	3,347,169
Phillips 66	27,008	1,936,474

		24,881,205

Personal Products - 0.1%
Estee Lauder Cos., Inc., Class A	12,910	983,742

Pharmaceuticals - 3.6%
Actavis PLC (H)	4,115	1,059,242
Allergan, Inc.	6,629	1,409,259
Bristol-Myers Squibb Co.	79,292	4,680,607
Johnson & Johnson	98,851	10,336,849
Merck & Co., Inc.	72,890	4,139,423
Perrigo Co. PLC	5,628	940,777
Pfizer, Inc.	58,249	1,814,456

		24,380,613

Real Estate Investment Trusts - 1.4%
AvalonBay Communities, Inc.	9,689	1,583,086
Boston Properties, Inc.	5,677	730,573

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Brixmor Property Group, Inc.	24,260	$ 602,618
DiamondRock Hospitality Co.	44,680	664,392
Essex Property Trust, Inc.	1,040	214,864
Extra Space Storage, Inc.	3,600	211,104
Highwoods Properties, Inc.	11,921	527,862
Host Hotels & Resorts, Inc.	23,688	563,064
Liberty Property Trust, Series C	20,420	768,405
Mid-America Apartment Communities, Inc.	5,610	418,955
Omega Healthcare Investors, Inc.	5,230	204,336
Prologis, Inc., Class A	26,478	1,139,348
Public Storage	1,270	234,759
Simon Property Group, Inc.	10,684	1,945,663

		9,809,029

Road & Rail - 1.5%
Canadian Pacific Railway, Ltd. (A)	5,712	1,100,645
CSX Corp.	71,691	2,597,365
Union Pacific Corp.	52,064	6,202,384

		9,900,394

Semiconductors & Semiconductor Equipment - 1.6%
Avago Technologies, Ltd., Class A	28,995	2,916,607
Broadcom Corp., Class A	55,450	2,402,649
Freescale Semiconductor, Ltd. (A) (H)	26,540	669,604
KLA-Tencor Corp.	19,547	1,374,545
LAM Research Corp.	41,168	3,266,269

		10,629,674

Software - 2.5%
Adobe Systems, Inc. (H)	41,102	2,988,115
Citrix Systems, Inc. (H)	19,493	1,243,653
Microsoft Corp.	208,935	9,705,031
Oracle Corp.	57,675	2,593,645
VMware, Inc., Class A (A) (H)	5,392	444,948

		16,975,392

Specialty Retail - 2.3%
AutoZone, Inc. (H)	3,797	2,350,761
Gap, Inc., Class A (A)	3,040	128,014
Home Depot, Inc.	54,559	5,727,058
Lowe’s Cos., Inc.	64,561	4,441,797
Tiffany & Co. (A)	2,390	255,395
TJX Cos., Inc.	39,756	2,726,467

		15,629,492

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 2.6%
Apple, Inc.	138,225	$ 15,257,275
EMC Corp.	5,659	168,299
Hewlett-Packard Co.	51,617	2,071,390

		17,496,964

Textiles, Apparel & Luxury Goods - 0.7%
lululemon athletica, Inc. (A) (H)	9,249	516,002
Ralph Lauren Corp.	8,020	1,484,983
VF Corp.	36,078	2,702,242

		4,703,227

Tobacco - 0.6%
Philip Morris International, Inc.	53,384	4,348,127

Trading Companies & Distributors - 0.1%
WW Grainger, Inc. (A)	3,889	991,267

Total Common Stocks (Cost $317,336,853)		411,500,390

SECURITIES LENDING COLLATERAL - 3.4%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (E)	23,433,732	23,433,732

Total Securities Lending Collateral (Cost $23,433,732)		23,433,732

	Principal	Value
REPURCHASE AGREEMENT - 1.4%
State Street Bank & Trust Co. 0.01% (E), dated 12/31/2014, to be repurchased at $9,523,980 on 01/02/2015. Collateralized by U.S. Government Agency Obligations, 2.00% - 3.00%, due 12/01/2027 - 03/01/2033, and with a total value of $9,719,364.	$ 9,523,974	9,523,974

Total Repurchase Agreement (Cost $9,523,974)		9,523,974

Total Investments (Cost $635,093,901) (I)		732,313,086
Net Other Assets (Liabilities) - (8.0)%		(54,153,675)

Net Assets - 100.0%		$ 678,159,411

FUTURES CONTRACTS: (J)
Description	Type	Number of Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	Long	47	03/20/2015	$29,671

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
U.S. Government Obligations	$—	$69,656,318	$—	$69,656,318
U.S. Government Agency Obligations	—	41,343,824	—	41,343,824
Foreign Government Obligations	—	3,498,502	—	3,498,502
Mortgage-Backed Securities	—	31,880,312	—	31,880,312
Asset-Backed Securities	—	20,543,697	—	20,543,697
Municipal Government Obligations	—	1,301,261	—	1,301,261
Corporate Debt Securities	—	85,190,741	—	85,190,741
Short-Term U.S. Government Obligations	—	33,911,831	—	33,911,831
Preferred Stocks	528,504	—	—	528,504
Common Stocks	411,500,390	—	—	411,500,390
Securities Lending Collateral	23,433,732	—	—	23,433,732
Repurchase Agreement	—	9,523,974	—	9,523,974

Total Investments	$435,462,626	$296,850,460	$—	$732,313,086

Derivative Financial Instruments
Futures Contracts (L)	$29,671	$—	$—	$29,671

Total Derivative Financial Instruments	$29,671	$—	$—	$29,671

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $22,938,087. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Floating or variable rate security. Rate is disclosed as of December 31, 2014.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	The security has a perpetual maturity; the date shown is the next call date.
(E)	Rate disclosed reflects the yield at December 31, 2014.
(F)	Percentage rounds to less than 0.01% or (0.01)%.
(G)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $89,971.
(H)	Non-income producing security.
(I)	Aggregate cost for federal income tax purposes is $637,476,243. Aggregate gross unrealized appreciation and depreciation for all securities is $99,370,586 and $4,533,743, respectively. Net unrealized appreciation for tax purposes is $94,836,843.
(J)	Cash in the amount of $300,000 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(K)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(L)	Derivative financial instrument valued at unrealized appreciation (depreciation).

DEFINITIONS:

144A	144A securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities aggregated $60,070,708, representing 8.86% of the Portfolio’s net assets.
IO	Interest only portion of STRIPS (Separate Trading of Registered Interest and Principal of Securities)
MTN	Medium Term Note
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $625,569,927) (including securities loaned of $22,938,087)	$722,789,112
Repurchase agreement, at value (cost $9,523,974)	9,523,974
Cash on deposit with broker	300,000
Foreign currency, at value (cost $15)	15
Cash	96,594
Receivables:
Shares sold	965,444
Investments sold	637,262
Interest	1,431,750
Dividends	538,123
Tax reclaims	1,533
Net income from securities lending	4,216
Prepaid expenses	3,608

Total assets	736,291,631

Liabilities:
Payables and other liabilities:
Shares redeemed	30,482
Investments purchased	33,984,040
Investment advisory fees	392,773
Distribution and service fees	72,661
Administration fees	15,107
Transfer agent fees	1,523
Trustees fees	229
Audit and tax fees	15,983
Printing and shareholder reports fees	135,967
Variation margin payable on derivative financial instruments	40,709
Foreign capital gains tax	8,060
Other	954
Collateral for securities on loan	23,433,732

Total liabilities	58,132,220

Net assets	$678,159,411

Net assets consist of:
Capital stock ($0.01 par value)	$488,967
Additional paid-in capital	541,348,677
Undistributed (distributions in excess of) net investment income (loss)	8,700,226
Accumulated net realized gain (loss)	30,380,452
Net unrealized appreciation (depreciation) on:
Investments	97,211,125	(A)
Futures contracts	29,671
Translation of assets and liabilities denominated in foreign currencies	293

Net assets	$678,159,411

Net assets by class:
Initial Class	$347,750,721
Service Class	330,408,690

Shares outstanding:
Initial Class	24,888,115
Service Class	24,008,632

Net asset value and offering price per share:
Initial Class	$13.97
Service Class	13.76

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $440)	$7,191,463
Interest income (net of withholding taxes on foreign interest of $827)	6,298,407
Net income from securities lending	60,411

Total investment income	13,550,281

Expenses:
Investment advisory fees	3,990,524
Distribution and service fees:
Service Class	684,089
Administration fees	152,217
Transfer agent fees	9,157
Trustees fees	22,711
Audit and tax fees	23,667
Custody fees	185,661
Legal fees	35,432
Printing and shareholder reports fees	219,368
Other	30,887

Total expenses	5,353,713

Net investment income (loss)	8,196,568

Net realized gain (loss) on:
Investments	32,395,817
Futures contracts	1,713,695
Written options and swaptions	(20,917)
Swap agreements	(10,372)
Foreign currency transactions	(42,324)

Net realized gain (loss)	34,035,899

Net change in unrealized appreciation (depreciation) on:
Investments	20,429,539	(A)
Futures contracts	(79,173)
Written options and swaptions	9,482
Translation of assets and liabilities denominated in foreign currencies	47,936
TBA short commitments	(42,130)

Net change in unrealized appreciation (depreciation)	20,365,654

Net realized and change in unrealized gain (loss)	54,401,553

Net increase (decrease) in net assets resulting from operations	$62,598,121

(A)	Net of foreign capital gains tax of $8,060.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$8,196,568	$7,132,707
Net realized gain (loss)	34,035,899	37,604,285
Net change in unrealized appreciation (depreciation)	20,365,654	42,638,118
Net increase (decrease) in net assets resulting from operations	62,598,121	87,375,110

Distributions to shareholders:
Net investment income:
Initial Class	(4,640,213)	(4,924,833)
Service Class	(3,253,476)	(3,421,138)
Total distributions from net investment income	(7,893,689)	(8,345,971)
Net realized gains:
Initial Class	(19,646,860)	(10,099,404)
Service Class	(16,166,795)	(7,892,872)
Total distributions from net realized gains	(35,813,655)	(17,992,276)
Total distributions to shareholders	(43,707,344)	(26,338,247)

Capital share transactions:
Proceeds from shares sold:
Initial Class	28,725,207	24,172,492
Service Class	72,238,946	53,948,710
	100,964,153	78,121,202
Dividends and distributions reinvested:
Initial Class	24,287,073	15,024,237
Service Class	19,420,271	11,314,010
	43,707,344	26,338,247
Cost of shares redeemed:
Initial Class	(42,364,040)	(38,134,971)
Service Class	(21,708,649)	(30,670,031)
	(64,072,689)	(68,805,002)
Net increase (decrease) in net assets resulting from capital share transactions	80,598,808	35,654,447
Net increase (decrease) in net assets	99,489,585	96,691,310

Net assets:
Beginning of year	578,669,826	481,978,516
End of year	$678,159,411	$578,669,826
Undistributed (distributions in excess of) net investment income (loss)	$8,700,226	$7,924,196

Capital share transactions - shares:
Shares issued:
Initial Class	2,075,431	1,852,514
Service Class	5,342,315	4,206,863
	7,417,746	6,059,377
Shares reinvested:
Initial Class	1,795,054	1,195,245
Service Class	1,455,792	911,685
	3,250,846	2,106,930
Shares redeemed:
Initial Class	(3,076,628)	(2,951,579)
Service Class	(1,589,295)	(2,401,587)
	(4,665,923)	(5,353,166)
Net increase (decrease) in shares outstanding:
Initial Class	793,857	96,180
Service Class	5,208,812	2,716,961
	6,002,669	2,813,141

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011		December 31, 2010
Net asset value, beginning of year	$13.57	$12.08	$12.87	$12.68		$10.27
Investment operations:
Net investment income (loss) (A) (B)	0.20	0.19	0.23	0.23		0.41
Net realized and unrealized gain (loss)	1.24	1.94	1.34	0.27		2.05
Total investment operations	1.44	2.13	1.57	0.50		2.46
Distributions:
Net investment income	(0.20)	(0.21)	(0.23)	(0.31)		(0.05)
Net realized gains	(0.84)	(0.43)	(2.13)	—		—
Total distributions	(1.04)	(0.64)	(2.36)	(0.31)		(0.05)
Net asset value, end of year	$13.97	$13.57	$12.08	$12.87		$12.68
Total return (C)	10.81%	18.09%	12.57%	4.04%		24.12%
Ratio and supplemental data:
Net assets end of year (000’s)	$347,751	$326,997	$290,012	$276,623		$292,510
Expenses to average net assets (D)	0.77%	0.82%	0.87%	0.87%		0.87%
Net investment income (loss) to average net assets (B)	1.46%	1.44%	1.75%	1.72%		3.75%
Portfolio turnover rate (E)	86%	122%	160%	245	%(F)	69%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies in which the Portfolio invests.
(F)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011		December 31, 2010
Net asset value, beginning of year	$13.39	$11.94	$12.74	$12.57		$10.19
Investment operations:
Net investment income (loss) (A) (B)	0.16	0.15	0.19	0.19		0.34
Net realized and unrealized gain (loss)	1.22	1.92	1.34	0.27		2.08
Total investment operations	1.38	2.07	1.53	0.46		2.42
Distributions:
Net investment income	(0.17)	(0.19)	(0.20)	(0.29)		(0.04)
Net realized gains	(0.84)	(0.43)	(2.13)	—		—
Total distributions	(1.01)	(0.62)	(2.33)	(0.29)		(0.04)
Net asset value, end of year	$13.76	$13.39	$11.94	$12.74		$12.57
Total return (C)	10.50%	17.75%	12.40%	3.75%		23.88%
Ratio and supplemental data:
Net assets end of year (000’s)	$330,408	$251,673	$191,967	$148,082		$122,000
Expenses to average net assets (D)	1.02%	1.07%	1.12%	1.12%		1.12%
Net investment income (loss) to average net assets (B)	1.21%	1.19%	1.50%	1.49%		3.11%
Portfolio turnover rate (E)	86%	122%	160%	245	%(F)	69%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies in which the Portfolio invests.
(F)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Multi-Managed Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2014, if any, are listed in the Schedule of Investments.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask price (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying investment. Writing put options tends to increase exposure to the underlying investment. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2014, if any, are listed in the Schedule of Investments.

Transactions in written options were as follows:

	Premiums	Contracts
Balance at December 31, 2013	$7,743	106
Sales	95,058	254
Closing Buys	(102,801)	(360)
Expirations	—	—
Exercised	—	—

Balance at December 31, 2014	$—	—

Futures contracts: The Portfolio is subject to equity and commodity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Open futures contracts at December 31, 2014, if any, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is shown on the Statement of Assets and Liabilities.

Structured notes: The Portfolio invests in structured notes. A structured debt instrument is a hybrid debt security that has an embedded derivative. This type of instrument is used to manage cash flows from the debt security. Investing in structured notes involves the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Structured notes may be less liquid than other types of securities and more volatile than their underlying reference instruments. All structured notes, if any, are listed within the Schedule of Investments.

Open structured notes at December 31, 2014, if any, are included in the Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuation.

TBA commitments held at December 31, 2014, if any, are identified in the Schedule of Investments. Open balances at December 31, 2014, if any, are included in the payable or receivable for investments purchased or sold in the Statement of Assets and Liabilities.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Open when-issued securities at December 31, 2014, if any, are identified in the Schedule of Investments. Open trades, if any, are reflected as When-issued securities purchased in the Statement of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS. TIPS are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2014, if any, are identified in the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statement of Operations with a corresponding adjustment to cost.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2014 of $5,777 are included in Net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REIT”): Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs owned at December 31, 2014, if any, are identified in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models based that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include TBA securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Centrally cleared on listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Effective May 1, 2014
First $1 billion	0.65%
Over $1 billion	0.60%
Prior to May 1, 2014
First $500 million	0.67%
Over $500 million up to $1 billion	0.65%
Over $1 billion	0.60%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit (A)	Maximum Operating Expense Limit Effective Through
0.90%	May 1, 2015

(A)	Prior to May 1, 2014, the expense limit was 1.00%.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$ 284,732,204	$ 241,275,695	$ 256,677,344	$ 242,166,626

NOTE 5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2013	Ending number of positions at December 31, 2014	Average number of positions (A)
Futures contracts	7	1	3
Purchased options and swaptions	1	—	1	(B)
Written options and swaptions	1	—	1	(B)
Swap agreements	—	—	3	(B)
Forward foreign currency contracts	2	—	2	(B)

(A)	Calculated based on positions held at each month end during the current year.
(B)	There were no open positions at the beginning and/or the end of the year, however the Portfolio periodically invested in this type of derivative instrument during the year.

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted for as hedging instruments	Equity Contracts	Total
Asset derivatives
Net unrealized appreciation on futures contracts (A) (B)	$29,671	$29,671
Total gross amount of assets (C)	$29,671	$29,671

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Total
Net realized gain (loss) on:
Purchased options and swaptions (A)	$18,026	$—	$—	$18,026
Futures contracts	696,391	—	1,017,304	1,713,695
Written options and swaptions	(20,917)	—	—	(20,917)
Swap agreements	(10,372)	—	—	(10,372)
Forward foreign currency contracts (B)	—	(47,640)	—	(47,640)
Total Net realized gain (loss)	683,128	(47,640)	1,017,304	1,652,792
Net change in unrealized appreciation (depreciation) on:
Purchased options and swaptions (C)	(40,868)	—	—	(40,868)
Futures contracts	(18,479)	—	(60,694)	(79,173)
Written options and swaptions	9,482	—	—	9,482
Forward foreign currency transactions (D)	—	48,367	—	48,367
Total Net change in unrealized appreciation (depreciation)	(49,865)	48,367	(60,694)	(62,192)
Total	$633,263	$727	$956,610	$1,590,600

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statement of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statement of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statement of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

NOTE 6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, swaps, foreign currency transactions, paydown gain/loss, futures contracts, partnership adjustments, and TIPS adjustments.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to foreign currency gain/loss, paydown gain/loss, partnership adjustments, TIPs and swaps. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (distributions in excess of) net investment income (loss)	473,151
Accumulated net realized gain (loss)	(473,151)

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. (continued)

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$17,089,203
Long-Term Capital Gain	26,618,141
2013 Distributions paid from:
Ordinary Income	$19,392,417
Long-Term Capital Gain	6,945,830

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$18,977,151
Undistributed Long-Term Capital Gain	22,599,663
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	(84,123)
Net Unrealized Appreciation (Depreciation)	94,829,076

NOTE 7. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Multi-Managed Balanced VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Multi-Managed Balanced VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Multi-Managed Balanced VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Managed Balanced VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $26,618,141 for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Manager Alternative Strategies VP

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2014 can be summarized as great expectations that were never met. This was especially true for the economic recovery and an anticipated sell-off in fixed income markets.

The U.S economy got off to a poor start as severe weather led to a freeze in economic activity during the first quarter of the year. Underwhelming economic performance was not just a U.S. event, however. Lending in Europe remained low as banks shored up their balance sheets in order to pass the eurozone’s asset quality review test. The restriction of private credit, especially to small and medium-sized enterprises, was completely contrary to what was required for an economic expansion.

Against this backdrop, market volatility rose. Equity markets ended the year with a decent gain. Commodities experienced a major sell-off that trimmed the price of crude oil significantly. In fixed income markets, lower-quality securities were jumbled by the commodities sell-off as investors worried about the future financial health of companies and countries heavily dependent on commodities production.

High-quality, and long-duration fixed income, most notably 30-year U.S. Treasuries, was among the best-performing asset classes. To some extent, the relative strength of long-term Treasuries was due to a divergence in global monetary policy. While the U.S. and the U.K. began winding down quantitative easing and started to talk about raising interest rates, Japan and Europe moved the other direction and increased the pace of quantitative easing. Even China added stimulus through numerous channels. The result was a large difference in rates on sovereign bonds. Yield-seeking investors in low-yielding countries bought debt instruments from countries offering relatively higher interest rates.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Multi-Manager Alternative Strategies VP, Initial Class returned 2.68%. By comparison, its primary and secondary benchmarks, the Bank of America Merrill Lynch 3-Month Treasury Bill +3% Wrap Index and the HFRX Global Hedge Fund Index returned 3.08% and (0.58)%, respectively.

STRATEGY REVIEW

The Portfolio seeks long-term capital appreciation. The Portfolio’s assets are invested in other underlying Transamerica funds that fall into one of four HFRX categories: equity hedge, event driven, macro, and relative value.

During the year, the Portfolio outperformed its reference benchmark, as each category beat its respective HFRX category. Relative performance also benefited from underweighting event driven and overweighting equity hedge. From the standpoint of individual underlying funds, Transamerica Managed Futures Strategy, Transamerica Long/Short Strategy, and Transamerica Global Real Estate Strategies contributed most, while Transamerica Commodity Strategy and Transamerica Developing Markets Equity, which were small positions within the Portfolio, contributed least.

Aside from trading and re-positioning the Portfolio in response to market conditions, there were several significant changes during the period. The global macro strategy was removed in the fourth quarter, and the amount invested in that strategy was reallocated to cash. The Portfolio’s allocation to arbitrage strategies was also lowered. The abundance of liquidity and low interest rates continued to weigh on merger arbitrage deal spreads, and created a negative skew to the strategy’s risk/return profile. Transamerica High Yield Bond was re-introduced to the Portfolio late in the year. Following the oil-price shock in late November, prices of many high-yield securities fell and their yields rose, reaching levels that would suggest a rise in default rates. We did not expect default rates to rise and, thus, saw the higher yields and lower prices as an attractive buying opportunity. Lastly, the Portfolio’s exposure to international equities was reduced in favor of U.S. equities.

Timothy S. Galbraith

Prat Patel, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Manager Alternative Strategies VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	10 Years or Since Inception of Class	Inception Date
Initial Class	2.68%	2.29%	10/31/2013
Bank of America Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index (A) (B)	3.08%	3.09%
HFRX Global Hedge Fund Index (A) (C)	(0.58)%	0.47%
Service Class	2.95%	4.71%	10/31/2013

(A) The Bank of America Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index and the HFRX Global Hedge Fund Index are unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

(B) The Bank of America Merrill Lynch 3-Month Treasury Bill +3% Wrap Index assumes a 3% wrap fee and is comprised of a single issue purchased at the beginning of the month, which is subsequently sold at the end of the month and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding treasury bill that matures closest to, but not beyond, three months from the rebalancing date.

(C) The HFRX Global Hedge Fund Index is a passively-managed index that is compiled by Hedge Fund Research, Inc. It is designed to measure the daily performance of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Alternative strategies are not suitable for all investors. Many alternative strategies use sophisticated and aggressive investment techniques. Certain alternative strategies may be tied to hard assets such as commodities, currencies and real estate and may be subject to greater volatility as they may be affected by overall market movements, changes in interest rates or factors affecting a particular industry, commodity or currency, and international economic, political, and regulatory developments.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Manager Alternative Strategies VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,012.60	$3.91	$1,021.30	$3.92	0.77%
Service Class	1,000.00	1,006.00	4.04	1,021.20	4.08	0.80

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Tactical and Specialty	49.4%
Repurchase Agreement	22.4
Fixed Income	17.8
Alternative Investments	9.4
Global/International Equity	2.7
Net Other Assets (Liabilities)	(1.7)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Manager Alternative Strategies VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
INVESTMENT COMPANIES - 79.3%
Alternative Investments - 9.4%
Transamerica MLP & Energy Income (A)	10,498	$ 111,908

Fixed Income - 17.8%
Transamerica Bond (A)	2,904	29,796
Transamerica Emerging Markets Debt (A)	2,440	24,737
Transamerica High Yield Bond (A)	8,324	78,498
Transamerica Short-Term Bond (A)	2,235	22,574
Transamerica Strategic High Income (A)	5,533	56,160

		211,765

Global/International Equity - 2.7%
Transamerica Developing Markets Equity (A)	1,684	17,266
Transamerica International Small Cap (A)	1,631	14,791

		32,057

Tactical and Specialty - 49.4%
Transamerica Arbitrage Strategy (A)	5,061	49,596
Transamerica Commodity Strategy (A) (B)	3,050	21,651
Transamerica Global Real Estate Securities (A)	4,764	68,074
Transamerica Long/Short Strategy (A) (B)	28,443	271,349
Transamerica Managed Futures Strategy (A)	16,457	178,229

		588,899

Total Investment Companies (Cost $951,339)		944,629

	Principal	Value
REPURCHASE AGREEMENT - 22.4%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2014, to be repurchased at $267,408 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 03/20/2028, and with a value of $273,376.	$ 267,408	$267,408

Total Repurchase Agreement (Cost $267,408)		267,408

Total Investments (Cost $1,218,747) (D)		1,212,037
Net Other Assets (Liabilities) - (1.7)%		(20,582)

Net Assets - 100.0%		$ 1,191,455

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Investment Companies	$944,629	$—	$—	$944,629
Repurchase Agreement	—	267,408	—	267,408

Total Investments	$944,629	$267,408	$—	$1,212,037

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Non-income producing security.
(C)	Rate disclosed reflects the yield at December 31, 2014.
(D)	Aggregate cost for federal income tax purposes is $1,219,776. Aggregate gross unrealized appreciation and depreciation for all securities is $15,583 and $23,322, respectively. Net unrealized depreciation for tax purposes is $7,739.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Manager Alternative Strategies VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Affiliated investments, at value (cost $951,339)	$944,629
Repurchase agreement, at value (cost $267,408)	267,408
Cash	8,924
Receivables:
Due from adviser	5,884
Dividends	11

Total assets	1,226,856

Liabilities:
Payables and other liabilities:
Investments purchased	8,924
Shares redeemed	42
Distribution and service fees	255
Administration fees	18
Transfer agent fees	909
Trustees fees	30
Audit and tax fees	16,542
Custody fees	326
Legal fees	886
Printing and shareholder reports fees	7,419
Other	50

Total liabilities	35,401

Net assets	$1,191,455

Net assets consist of:
Capital stock ($0.01 par value)	$1,141
Additional paid-in capital	1,178,316
Undistributed (distributions in excess of) net investment income (loss)	6,057
Accumulated net realized gain (loss)	12,651
Net unrealized appreciation (depreciation) on:
Affiliated investments	(6,710)

Net assets	$1,191,455

Net assets by class:
Initial Class	$10
Service Class	1,191,445

Shares outstanding:
Initial Class	1
Service Class	114,088

Net asset value and offering price per share:
Initial Class	$10.16	(A)
Service Class	10.44

(A)	Actual net asset value and offering price per share presented differs from calculated net asset value and offering price per share due to rounding.

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income from affiliated investments	$13,488
Interest income from repurchase agreements	11

Total investment income	13,499

Expenses:
Investment advisory fees	1,110
Distribution and service fees:
Service Class	1,387
Administration fees	97
Trustees fees	22
Audit and tax fees	16,547
Custody fees	1,949
Legal fees	6
Printing and shareholder reports fees	28,145
Other	6

Total expenses	49,269

Portfolio expenses (waived/reimbursed) recaptured	(44,829)

Net expenses	4,440

Net investment income (loss)	9,059

Net realized gain (loss) on:
Affiliated investments	4,417
Distributions from affiliated investments	11,273

Net realized gain (loss)	15,690

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(8,975)

Net change in unrealized appreciation (depreciation)	(8,975)

Net realized and change in unrealized gain (loss)	6,715

Net increase (decrease) in net assets resulting from operations	$15,774

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Manager Alternative Strategies VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	December 31, 2014		December 31, 2013 (A)
From operations:
Net investment income (loss)	$9,059		$578
Net realized gain (loss)	15,690		907
Net change in unrealized appreciation (depreciation)	(8,975)		2,265
Net increase (decrease) in net assets resulting from operations	15,774		3,750

Distributions to shareholders:
Net investment income:
Initial Class	(0	) (B)	—
Service Class	(3,636)		—
Total distributions from net investment income	(3,636)		—
Net realized gains:
Initial Class	(0	) (B)	—
Service Class	(3,946)		—
Total distributions from net realized gains	(3,946)		—
Total distributions to shareholders	(7,582)		—

Capital share transactions:
Proceeds from shares sold:
Initial Class	—		10
Service Class	1,039,125		166,640
	1,039,125		166,650
Dividends and distributions reinvested:
Initial Class	0	(B)	—
Service Class	7,582		—
	7,582		—
Cost of shares redeemed:
Service Class	(33,488)		(356)
	(33,488)		(356)
Net increase (decrease) in net assets resulting from capital share transactions	1,013,219		166,294
Net increase (decrease) in net assets	1,021,411		170,044

Net assets:
Beginning of period/year	170,044		—
End of period/year	$1,191,455		$170,044
Undistributed (distributions in excess of) net investment income (loss)	$6,057		$634

Capital share transactions - shares:
Shares issued:
Initial Class	—		1
Service Class	100,029		16,626
	100,029		16,627
Shares reinvested:
Initial Class	0	(c)	—
Service Class	728		—
	728		—
Shares redeemed:
Service Class	(3,260)		(35)
	(3,260)		(35)

Net increase (decrease) in shares outstanding:
Initial Class	0	(c)	1
Service Class	97,497		16,591
	97,497		16,592

(A)	Commenced operations on October 31, 2013.
(B)	Rounds to less than $1 or $(1).
(C)	Rounds to less than 1 or (1) share.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Manager Alternative Strategies VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and year indicated:	Initial Class
December 31, 2014	December 31, 2013 (A)
Net asset value, beginning of period/year	$10.00	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.07	(0.01)
Net realized and unrealized gain (loss)	0.20	0.01
Total investment operations	0.27	—
Distributions:
Net investment income	(0.05)	—
Net realized gains	(0.06)	—
Total distributions	(0.11)	—
Net asset value, end of period/year	$10.16	$10.00
Total return (D)	2.68%	—	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$—	(F)	$—	(F)
Expenses to average net assets (G)
After (waiver/reimbursement) recapture	0.55%	0.60	%(H)
Before (waiver/reimbursement) recapture	8.62%	92.15	%(H)
Net investment income (loss) to average net assets (C)	0.69%	(0.60	)%(H)
Portfolio turnover rate (I)	74%	8	%(E)

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Rounds to less than $1,000.
(G)	Does not include expenses of the investment companies in which the Portfolio invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Manager Alternative Strategies VP

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Service Class
	December 31, 2014	December 31, 2013 (A)
Net asset value, beginning of period/year	$10.25	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.17	0.04
Net realized and unrealized gain (loss)	0.13	0.21
Total investment operations	0.30	0.25
Distributions:
Net investment income	(0.05)	—
Net realized gains	(0.06)	—
Total distributions	(0.11)	—
Net asset value, end of period/year	$10.44	$10.25
Total return (D)	2.95%	2.50	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,191	$170
Expenses to average net assets (F)
After (waiver/reimbursement) recapture	0.80%	0.80	%(G)
Before (waiver/reimbursement) recapture	8.88%	91.84	%(G)
Net investment income (loss) to average net assets (C)	1.63%	2.59	%(G)
Portfolio turnover rate (H)	74%	8	%(E)

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Multi-Manager Alternative Strategies VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the period, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

At the commencement of operations TAM invested in the Portfolio. As of December 31, 2014, TAM’s investment in the Portfolio was:

	Market Value	Percentage of Net Assets
Initial Class	$10	0.00	%*
Service Class	131,908	11.07

*	Rounds to less than 0.01%.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out on the Statement of Operations.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $500 million	0.20%
Over $500 million up to $1 billion	0.19%
Over $1 billion	0.18%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.55%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the period ended December 31, 2014, the amount waived/reimbursed by TAM was $58,213. During the year ended December 31, 2014, the amount recaptured by TAM was $13,384.

The following amounts are available for recapture by TAM as of December 31, 2014:

Amount Available	Year Reimbursed
$ 6,945	2013
58,213	2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.0175% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the period ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2014 were as follows:

Purchases of securities	Sales of securities
$ 1,123,062	$ 350,566

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$3,636
Long-Term Capital Gain	3,946
2013 Distributions paid from:
Ordinary Income	$—
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$11,467
Undistributed Long-Term Capital Gain	8,270
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	(7,739)

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Multi-Manager Alternative Strategies VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Multi-Manager Alternative Strategies VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statements of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Multi-Manager Alternative Strategies VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Multi-Manager Alternative Strategies VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $3,946 for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Balanced VP

(unaudited)

MARKET ENVIRONMENT

Both uncertainty and volatility increased at the start of 2014 amid geopolitical tensions and weak economic data. An uncharacteristically cold winter took a toll on economic data in the U.S., resulting in a weak first quarter U.S. gross domestic product rate of (2.90)%. On the global front, rising geopolitical tensions between Russia and Ukraine at the outset of the year led to volatile swings in financial markets, particularly in equities. The situation calmed in the months following as Russia acknowledged the legitimacy of the newly elected Ukrainian President and continued to engage in cease-fire negotiations.

Central banks across the globe continued their accommodative stance during the first half of the year. Despite the weak first quarter, the U.S. Federal Reserve (“Fed”) continued tapering its asset purchases and remained on track to conclude their purchases by year-end. The Fed also took considerable steps to strengthen its forward guidance on the policy rate. In Fed Chair Janet Yellen’s first statement in March, the Fed dropped references to a 6.50% unemployment target and placed greater emphasis on inflation and other “measures of labor market conditions” as more appropriate barometers for determining the timing of the first interest rate hike. In Europe, the European Central Bank announced new easing measures, including a historic negative rate on deposits, policy rate cut, and targeted long-term refinancing operations to spur business lending.

Financial markets, despite the volatility early on, ended the first half of the year in positive territory. Improving global economic data in the second quarter, supportive central banks, and easing of global political risks led to sizable market gains overall with the S&P 500® hitting an all-time high. Global fixed income markets also posted strong returns with the Barclays U.S. Aggregate Bond Index returning 3.93%, benefiting from rate declines across most maturities and investors beginning to embrace the view that policy rates would remain lower than historical norms suggested.

Far from the typical summer lull, the third quarter was marked by geopolitical tension and diverging markets. Most developed market government yields were led lower by easy central bank policies, while credit market yields backed up. Equity markets somersaulted their way to modest gains in the U.S., but were flat or slightly negative in many other regions as economic data varied. U.S. growth became more sure-footed, but the Eurozone recovery sputtered and growth decelerated in parts of Asia. In addition to headline volatility around central bank actions and the Scottish independence referendum, geopolitical tensions flared in Ukraine and the Middle East.

Evidence of global growth divergence was further borne out in the final quarter of 2014, but the most defining event of the quarter was the sharp decline in oil prices and accompanying market volatility. Growth in the U.S. exceeded expectations and handily outpaced its peers in the developed world, especially Japan and Europe, which continued to struggle. Meanwhile, oil prices plunged nearly 40% as still weak global growth brought concerns about oil demand and OPEC’s decision not to cut production led to a supply glut. The uneven growth and drop in oil led to bouts of market volatility that dissipated quickly but still managed to leave certain risk sectors bruised. Core bonds in developed markets rallied over the quarter as weak growth and lower oil prices kept many central banks in easing mode.

PERFORMANCE

For the year ended December 31, 2014, Transamerica PIMCO Tactical - Balanced VP, Initial Class returned 8.05%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica PIMCO Tactical - Balanced VP Blended Benchmark (“blended benchmark”), returned 13.69% and 8.88%, respectively.

The blended benchmark is comprised of the Barclays U.S. Government/Credit Bond Index 40%, the S&P 500® 35%, the Barclays Long Government/Credit Index 10%, the MSCI Europe, Australasia, Far East Index 10%, and the Russell 2000® Index 5%.

STRATEGY REVIEW

Despite short bouts of volatility, market turbulence on the whole was relatively subdued and most equity markets posted strong returns for the year. The Portfolio maintained an overweight to equities, obtained via exposure to S&P 500® futures. Equity exposure, net of an allocation to tail risk hedging strategies, was positive for the year. On the fixed income allocation, the Portfolio maintained a defensive posture against the longer-dated maturities, which detracted from returns as the U.S. yield curve flattened. An allocation to non-Agency mortgages added to returns given positive supply technicals and strong demand. An overall underweight to corporate bonds added to relative returns as the sector underperformed on widening spreads. Finally, modest exposure to emerging market external debt detracted from returns as spreads widened during the year.

During the year the Portfolio used derivatives. These positions positively contributed to performance.

Vineer Bhansali

Josh Thimons

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	8.05%	2.82%	4.88%	05/01/2009
S&P 500® (A) (B)	13.69%	15.45%	18.83%
Transamerica PIMCO Tactical - Balanced VP Blended Benchmark (A) (B) (C) (D) (E) (F)	8.88%	9.92%	11.97%
Service Class	7.83%	2.58%	4.63%	05/01/2009

(A) The Transamerica PIMCO Tactical - Balanced VP Blended Benchmark is composed of the following benchmarks: The Barclays U.S. Government/Credit Index 40%, S&P 500® 35%, MSCI Europe, Australasia, Far East Index 10%, Barclays Long Government/Credit Index 10% and the Russell 2000® Index 5%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

(B) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ. The Barclays U.S. Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(C) The Barclays U.S. Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The Barclays Long Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(E) The MSCI Europe, Australasia, Far East Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. The underlying portfolios invest their assets in various underlying equity derivatives, their ability to achieve their investment objectives depends largely on the performance of the underlying equity derivatives in which they invest. There can be no assurance that the investment objectives of any underlying equity derivatives will be achieved. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,026.50	$4.39	$1,020.90	$4.38	0.86%
Service Class	1,000.00	1,025.70	5.67	1,019.60	5.65	1.11

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Short-Term U.S. Government Agency Obligations	48.5%
U.S. Government Obligations	28.8
Repurchase Agreement	7.1
U.S. Government Agency Obligations	6.3
Corporate Debt Securities	5.9
Securities Lending Collateral	3.9
Purchased Option	1.6
Short-Term U.S. Government Obligations	1.3
Asset-Backed Securities	0.5
Municipal Government Obligations	0.2
Foreign Government Obligations	0.2
Mortgage-Backed Securities	0.2
Purchased Swaption	0.0 *
Net Other Assets (Liabilities) ^	(4.5)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, securities sold short, TBA short commitments, and cash collateral.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 28.8%
U.S. Treasury Bond
2.75%, 08/15/2042 (A)	$ 33,400,000	$ 33,389,579
3.13%, 08/15/2044 (B)	2,500,000	2,691,405
3.38%, 05/15/2044	500,000	562,891
U.S. Treasury Note
0.13%, 04/30/2015 (C)	3,047,000	3,047,713
0.25%, 01/15/2015 (C) (D)	6,700,000	6,700,000
0.25%, 02/28/2015 (C)	400,000	400,109
0.25%, 03/31/2015 (A)	400,000	400,141
1.00%, 08/31/2019 (C)	1,500,000	1,459,101
1.63%, 08/15/2022 - 11/15/2022 (A)	82,800,000	80,534,885
2.00%, 10/31/2021	17,200,000	17,244,342
2.13%, 06/30/2021 (A)	8,000,000	8,096,872
2.38%, 08/15/2024	5,400,000	5,499,986
2.50%, 03/31/2015 - 05/15/2024 (A)	5,300,000	5,457,393

Total U.S. Government Obligations (Cost $157,337,234)		165,484,417

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.3%
Federal Home Loan Mortgage Corp.
1.25%, 10/02/2019	14,450,000	14,137,461
2.38%, 01/13/2022 (B)	10,800,000	10,911,175
Federal National Mortgage Association
0.88%, 10/26/2017	1,800,000	1,784,786
1.88%, 09/18/2018	6,800,000	6,910,684
4.50%, 04/01/2028 - 10/01/2041	1,481,672	1,610,610
Financing Corp., PO Series 2011-75, Class FA 05/11/2018	600,000	570,513

Total U.S. Government Agency Obligations (Cost $35,214,146)		35,925,229

FOREIGN GOVERNMENT OBLIGATIONS - 0.2%
Province of Ontario Canada 1.65%, 09/27/2019 (B)	1,200,000	1,186,188
Russian Foreign Bond - Eurobond 7.50%, 03/31/2030, Reg S (B) (E)	131,000	135,847

Total Foreign Government Obligations (Cost $1,359,080)		1,322,035

MORTGAGE-BACKED SECURITIES - 0.2%
Banc of America Commercial Mortgage Trust Series 2006-6, Class A2 5.31%, 10/10/2045	14,505	14,511
Bear Stearns Alt-A Trust Series 2005-5, Class 1A1 0.61%, 07/25/2035 (F)	65,017	63,660
CHL Mortgage Pass-Through Trust Series 2005-9, Class 1A1 0.47%, 05/25/2035 (F)	102,460	87,737
Commercial Mortgage Trust Series 2007-GG9, Class A2 5.38%, 03/10/2039	117,200	117,530
DBRR Trust Series 2013-EZ2, Class A 0.85%, 02/25/2045, 144A (F)	52,883	52,874
Morgan Stanley Bank of America Merrill Lynch Trust, IO Series 2013-C8, Class XA 1.48%, 12/15/2048 (F)	2,434,125	151,588

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Structured Adjustable Rate Mortgage Loan Trust Series 2005-4, Class 6A1 0.41%, 03/25/2035 (F)	$ 898,282	$ 810,533

Total Mortgage-Backed Securities (Cost $1,228,894)		1,298,433

ASSET-BACKED SECURITIES - 0.5%
American Express Credit Account Master Trust Series 2012-5, Class A 0.59%, 05/15/2018	200,000	199,946
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-R3, Class M1 0.95%, 05/25/2034 (F)	573,609	520,811
FFMLT Trust
Series 2005-FF2, Class M3
0.89%, 03/25/2035 (F)	100,000	99,199
Series 2005-FF2, Class M4
1.05%, 03/25/2035 (F)	400,000	363,651
Fore CLO, Ltd. Series 2007-1A, Class A1A 0.48%, 07/20/2019, 144A (F)	55,749	55,654
Mercedes-Benz Auto Receivables Trust Series 2014-1, Class A2 0.43%, 02/15/2017	400,000	399,621
Northstar Education Finance, Inc. Series 2012-1, Class A 0.87%, 12/26/2031, 144A (F)	110,106	110,573
RASC Trust Series 2006-EMX2, Class A2 0.37%, 02/25/2036 (F)	495,229	487,870
SLC Private Student Loan Trust Series 2006-A, Class A5 0.40%, 07/15/2036 (F)	157,827	156,565
SLM Private Credit Student Loan Trust Series 2006-B, Class A4 0.42%, 03/15/2024 (F)	150,984	149,632
SLM Private Education Loan Trust Series 2012-E, Class A1 0.91%, 10/16/2023, 144A (F)	38,959	39,069
SLM Student Loan Trust Series 2004-10, Class A5A 0.63%, 04/25/2023, 144A (F)	124,728	124,783

Total Asset-Backed Securities (Cost $2,596,055)		2,707,374

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.2%
Bay Area Toll Authority, Revenue Bonds Series S1 6.92%, 04/01/2040	200,000	280,614
Los Angeles Community College District, General Obligation Unlimited 6.60%, 08/01/2042	200,000	283,548
Port Authority of New York & New Jersey, Revenue Bonds 4.46%, 10/01/2062	200,000	211,068

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
State of California, General Obligation Unlimited 7.35%, 11/01/2039	$ 300,000	$ 442,878
Utah State Board of Regents, Revenue Bonds Series 1 0.91%, 12/26/2031 (F)	104,642	105,181

Total Municipal Government Obligations (Cost $1,271,834)		1,323,289

CORPORATE DEBT SECURITIES - 5.9%
Air Freight & Logistics - 0.0% (G)
United Parcel Service, Inc. 2.45%, 10/01/2022	100,000	98,031

Airlines - 0.0% (G)
Continental Airlines Pass-Through Trust
4.00%, 04/29/2026	47,337	48,047
5.50%, 04/29/2022	45,299	46,885
Southwest Airlines Co. 2.75%, 11/06/2019 (B)	50,000	50,230

		145,162

Automobiles - 0.1%
Daimler Finance North America LLC 0.83%, 01/09/2015, 144A (F)	165,000	165,008
Toyota Motor Credit Corp. 0.52%, 05/17/2016 (F)	200,000	200,383
Volkswagen International Finance NV 0.67%, 11/18/2016, 144A (F)	250,000	250,600

		615,991

Banks - 1.1%
American Express Centurion Bank 0.68%, 11/13/2015 (F)	500,000	500,882
Bank of Montreal Series MTN 2.55%, 11/06/2022 (B)	220,000	215,788
BPCE SA 4.63%, 07/11/2024, 144A (B)	400,000	388,342
Commonwealth Bank of Australia 0.51%, 09/08/2017, 144A (F) (H)	700,000	699,597
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 4.50%, 01/11/2021	220,000	241,989
Credit Agricole SA 7.88%, 01/23/2024, 144A (F) (I)	250,000	254,384
HSBC Holdings PLC 5.10%, 04/05/2021 (B)	280,000	316,511
HSBC USA, Inc.
0.84%, 11/13/2019 (F)	460,000	459,988
2.38%, 11/13/2019	550,000	549,839
KeyBank NA 2.50%, 12/15/2019 (B)	100,000	100,410
Manufacturers & Traders Trust Co. 2.25%, 07/25/2019 (B)	750,000	748,184
Mizuho Bank, Ltd. 3.60%, 09/25/2024, 144A (H)	800,000	812,864
Sberbank of Russia Via SB Capital SA 5.18%, 06/28/2019, Reg S	400,000	354,000
Toronto-Dominion Bank 0.47%, 05/02/2017 (F)	400,000	398,977
Westpac Banking Corp. 1.01%, 09/25/2015 (F)	300,000	301,575

		6,343,330

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Biotechnology - 0.2%
Amgen, Inc.
3.63%, 05/22/2024	$ 400,000	$ 406,576
4.10%, 06/15/2021 (B)	400,000	429,288

		835,864

Building Products - 0.0% (G)
Owens Corning 4.20%, 12/01/2024 (B)	50,000	49,343

Capital Markets - 0.3%
Goldman Sachs Group, Inc.
0.70%, 03/22/2016 (F)	300,000	299,331
6.15%, 04/01/2018 (B)	280,000	314,277
Series MTN
3.85%, 07/08/2024 (B)	300,000	307,680
Morgan Stanley Series MTN 6.63%, 04/01/2018	200,000	227,807
UBS AG
Series MTN
0.61%, 08/14/2017 (F)	250,000	250,576
2.38%, 08/14/2019	250,000	249,985

		1,649,656

Commercial Services & Supplies - 0.0% (G)
ADT Corp. 4.13%, 06/15/2023 (B)	40,000	36,200
Eaton Corp. 2.75%, 11/02/2022	125,000	122,799
ERAC USA Finance LLC 1.40%, 04/15/2016, 144A	100,000	100,235

		259,234

Consumer Finance - 0.3%
American Express Credit Corp.
Series MTN
0.72%, 08/15/2019 (F)	700,000	694,928
2.25%, 08/15/2019 (B)	600,000	600,096
PACCAR Financial Corp. Series MTN 0.50%, 02/08/2016 (F)	150,000	150,168

		1,445,192

Diversified Financial Services - 0.6%
Bank of America Corp.
Series MTN
0.84%, 08/25/2017 (F)	290,000	289,687
6.88%, 04/25/2018	220,000	252,687
Bank of America NA 0.65%, 05/08/2017 (F)	250,000	249,586
Ford Motor Credit Co. LLC 0.76%, 09/08/2017 (F)	700,000	695,180
General Electric Capital Corp. 0.84%, 12/11/2015 (F)	120,000	120,549
General Motors Financial Co., Inc. 3.50%, 07/10/2019 (B)	200,000	204,224
Helios Leasing I LLC 1.56%, 09/28/2024	165,448	157,659
JPMorgan Chase & Co. 3.25%, 09/23/2022	200,000	201,165
JPMorgan Chase Bank NA 6.00%, 10/01/2017	260,000	288,570

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
LeasePlan Corp. NV
2.50%, 05/16/2018, 144A	$ 300,000	$ 300,129
3.00%, 10/23/2017, 144A (H)	250,000	256,061
Tagua Leasing LLC 1.58%, 11/16/2024	169,429	161,560

		3,177,057

Diversified Telecommunication Services - 0.4%
AT&T, Inc.
0.62%, 02/12/2016 (F)	200,000	199,997
0.68%, 03/30/2017 (F)	500,000	499,779
Verizon Communications, Inc.
0.64%, 06/09/2017 (F)	400,000	399,212
1.01%, 06/17/2019 (B) (F)	300,000	301,553
1.77%, 09/15/2016 (F)	500,000	509,065
4.50%, 09/15/2020 (B)	100,000	108,576
5.15%, 09/15/2023	200,000	220,847

		2,239,029

Electric Utilities - 0.2%
Duke Energy Corp.
0.64%, 04/03/2017 (F)	200,000	200,267
3.75%, 04/15/2024 (B)	200,000	208,045
Duke Energy Progress, Inc. 0.44%, 03/06/2017 (F)	200,000	199,392
Entergy Louisiana LLC 3.30%, 12/01/2022	150,000	153,420
FirstEnergy Corp. 2.75%, 03/15/2018	100,000	100,773
Niagara Mohawk Power Corp. 4.12%, 11/28/2042, 144A	200,000	210,668

		1,072,565

Electrical Equipment - 0.0% (G)
Schneider Electric SE 2.95%, 09/27/2022, 144A	150,000	150,785

Electronic Equipment, Instruments & Components - 0.0% (G)
Thermo Fisher Scientific, Inc. 3.30%, 02/15/2022	110,000	110,182

Energy Equipment & Services - 0.1%
DCP Midstream Operating, LP 2.70%, 04/01/2019	100,000	97,889
Plains All American Pipeline, LP / PAA Finance Corp.
2.85%, 01/31/2023 (B)	100,000	94,560
3.60%, 11/01/2024	100,000	98,172

		290,621

Food & Staples Retailing - 0.0% (G)
CVS Pass-Through Trust 4.16%, 08/11/2036, 144A	99,067	102,427

Health Care Equipment & Supplies - 0.1%
Becton Dickinson and Co.
0.69%, 06/15/2016 (F)	470,000	470,112
3.73%, 12/15/2024 (B)	110,000	113,253
Medtronic, Inc. 3.50%, 03/15/2025, 144A	220,000	225,054

		808,419

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services - 0.2%
Aetna, Inc. 3.50%, 11/15/2024 (B)	$ 50,000	$ 50,822
McKesson Corp. 0.64%, 09/10/2015 (F)	100,000	100,031
UnitedHealth Group, Inc. 2.88%, 12/15/2021	1,090,000	1,102,402

		1,253,255

Hotels, Restaurants & Leisure - 0.0% (G)
Carnival Corp. 1.20%, 02/05/2016	200,000	199,884

Industrial Conglomerates - 0.1%
General Electric Co.
2.70%, 10/09/2022	260,000	260,106
4.50%, 03/11/2044 (B)	100,000	109,922

		370,028

Insurance - 0.4%
First American Financial Corp.
4.30%, 02/01/2023 (B)	100,000	100,174
4.60%, 11/15/2024	50,000	50,694
Jackson National Life Global Funding 2.30%, 04/16/2019, 144A (B)	300,000	299,561
Metropolitan Life Global Funding I 2.30%, 04/10/2019, 144A	700,000	702,649
New York Life Global Funding 1.13%, 03/01/2017, 144A	200,000	199,551
Pricoa Global Funding I
1.15%, 11/25/2016, 144A (B)	500,000	499,032
2.20%, 05/16/2019, 144A	200,000	199,039
QBE Insurance Group, Ltd. 2.40%, 05/01/2018, 144A	200,000	200,021
Reliance Standard Life Global Funding II 2.50%, 04/24/2019, 144A (B)	100,000	100,461

		2,351,182

Internet & Catalog Retail - 0.1%
Amazon.com, Inc.
2.50%, 11/29/2022 (B)	200,000	189,303
3.30%, 12/05/2021	110,000	111,506

		300,809

IT Services - 0.0% (G)
Fidelity National Information Services, Inc. 3.88%, 06/05/2024 (B)	100,000	101,010

Machinery - 0.0% (G)
Stanley Black & Decker, Inc. 2.90%, 11/01/2022	200,000	197,184

Media - 0.2%
21st Century Fox America, Inc. 3.70%, 09/15/2024, 144A (B) (H)	800,000	822,900
Cox Communications, Inc. 3.25%, 12/15/2022, 144A	100,000	98,184
SES SA 3.60%, 04/04/2023, 144A	200,000	202,013
Sky PLC
3.13%, 11/26/2022, 144A (B)	80,000	78,358
3.75%, 09/16/2024, 144A (H)	200,000	201,225

		1,402,680

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining - 0.0% (G)
Anglo American Capital PLC 1.18%, 04/15/2016, 144A (F) (H)	$ 200,000	$ 200,201

Multi-Utilities - 0.0% (G)
Sempra Energy 2.88%, 10/01/2022	150,000	147,448

Oil, Gas & Consumable Fuels - 0.3%
BP Capital Markets PLC 3.54%, 11/04/2024	219,000	217,754
Canadian Natural Resources, Ltd. 0.63%, 03/30/2016 (F)	100,000	99,822
Continental Resources, Inc. 3.80%, 06/01/2024 (B)	100,000	89,454
Devon Energy Corp. 0.69%, 12/15/2015 (B) (F)	200,000	200,088
Dolphin Energy, Ltd. 5.50%, 12/15/2021, Reg S	400,000	450,200
Enbridge, Inc. 3.50%, 06/10/2024	100,000	93,935
Petroleos Mexicanos 6.00%, 03/05/2020 (B)	200,000	224,500
Rosneft Finance SA Series MTN 7.88%, 03/13/2018, Reg S	200,000	184,352
Statoil ASA 2.45%, 01/17/2023	125,000	119,229
Western Gas Partners, LP 4.00%, 07/01/2022	115,000	116,564

		1,795,898

Pharmaceuticals - 0.3%
AbbVie, Inc. 0.99%, 11/06/2015 (F)	200,000	200,619
Actavis Funding SCS 3.85%, 06/15/2024 (B)	100,000	100,511
Endo Finance LLC & Endo Finco, Inc. 5.38%, 01/15/2023, 144A	1,000,000	980,000
Johnson & Johnson 0.31%, 11/28/2016 (F)	200,000	200,146

		1,481,276

Professional Services - 0.1%
Moody’s Corp.
2.75%, 07/15/2019	200,000	201,646
5.25%, 07/15/2044	100,000	111,736

		313,382

Real Estate Investment Trusts - 0.1%
Alexandria Real Estate Equities, Inc. 4.50%, 07/30/2029 (B)	300,000	307,210
American Tower Corp. 3.50%, 01/31/2023	100,000	96,621
iStar Financial, Inc. 4.00%, 11/01/2017	100,000	97,250

		501,081

Road & Rail - 0.2%
Aviation Capital Group Corp. 3.88%, 09/27/2016, 144A	200,000	205,036
Burlington Northern Santa Fe LLC 3.00%, 03/15/2023	200,000	199,363

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Road & Rail (continued)
Canadian National Railway Co. 2.25%, 11/15/2022	$ 400,000	$ 386,667
JB Hunt Transport Services, Inc. 2.40%, 03/15/2019	100,000	100,053

		891,119

Software - 0.3%
Microsoft Corp. 2.13%, 11/15/2022 (B)	300,000	291,097
Oracle Corp.
0.74%, 10/08/2019 (F)	500,000	501,635
2.80%, 07/08/2021	400,000	404,975
4.30%, 07/08/2034	400,000	428,269

		1,625,976

Specialty Retail - 0.0% (G)
QVC, Inc.
4.45%, 02/15/2025	100,000	97,737
4.85%, 04/01/2024	100,000	101,828

		199,565

Technology Hardware, Storage & Peripherals - 0.1%
Apple, Inc.
0.53%, 05/06/2019 (F)	400,000	400,163
3.45%, 05/06/2024	400,000	418,905

		819,068

Tobacco - 0.0% (G)
Reynolds American, Inc. 4.85%, 09/15/2023 (B)	100,000	107,637

Wireless Telecommunication Services - 0.1%
T-Mobile USA, Inc.
6.00%, 03/01/2023	104,000	104,260
6.38%, 03/01/2025 (B)	104,000	105,664
VimpelCom Holdings BV 5.20%, 02/13/2019, 144A	200,000	162,000

		371,924

Total Corporate Debt Securities (Cost $34,019,841)		34,023,495

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.3%
U.S. Treasury Bill
0.02%, 01/08/2015 (A) (C) (J)	1,723,000	1,722,993
0.03%, 01/02/2015 (J)	3,900,000	3,899,997
0.04%, 04/02/2015 (D) (J)	581,000	580,948
0.05%, 02/26/2015 (A) (C) (J)	1,095,000	1,094,922

Total Short-Term U.S. Government Obligations (Cost $7,298,860)		7,298,860

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 48.5%
Federal Farm Credit Discount Notes 0.11%, 03/31/2015 (J)	900,000	899,755
Federal Home Loan Bank Discount Notes
0.04%, 01/28/2015 (J)	6,400,000	6,399,808
0.05%, 02/10/2015 - 02/12/2015 (J)	9,100,000	9,099,487
0.07%, 01/28/2015 - 03/25/2015 (J)	10,800,000	10,798,411
0.08%, 02/20/2015 - 04/17/2015 (J)	2,600,000	2,599,574
0.09%, 02/18/2015 - 05/19/2015 (J)	10,600,000	10,598,056
0.10%, 02/04/2015 - 04/29/2015 (J)	11,900,000	11,897,959
0.11%, 03/04/2015 - 05/22/2015 (J)	22,700,000	22,690,463
0.12%, 03/06/2015 - 05/22/2015 (J)	7,100,000	7,097,565

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Bank Discount Notes (continued)
0.13%, 02/25/2015 - 06/01/2015 (J)	$ 23,500,000	$ 23,493,007
0.17%, 09/04/2015 - 09/09/2015 (J)	2,300,000	2,297,288
Federal Home Loan Mortgage Corp. Discount Notes
0.07%, 03/25/2015 - 04/28/2015 (J)	32,400,000	32,393,695
0.08%, 03/06/2015 - 05/05/2015 (J)	15,700,000	15,696,022
0.09%, 03/09/2015 - 03/19/2015 (J)	4,700,000	4,699,149
0.10%, 02/19/2015 - 05/06/2015 (J)	13,300,000	13,295,579
0.11%, 03/16/2015 - 03/19/2015 (J)	6,100,000	6,098,643
0.12%, 05/27/2015 (J)	100,000	99,951
0.13%, 06/09/2015 (J)	600,000	599,656
0.15%, 07/07/2015 (J)	4,200,000	4,196,727
0.16%, 07/22/2015 - 07/23/2015 (J)	34,500,000	34,469,864
Federal National Mortgage Association Discount Notes
0.07%, 03/18/2015 - 04/27/2015 (J)	27,000,000	26,995,846
0.08%, 02/11/2015 - 05/01/2015 (J)	25,600,000	25,593,271
0.09%, 04/22/2015 (J)	600,000	599,843
0.10%, 02/17/2015 (J)	600,000	599,922
0.11%, 03/02/2015 - 05/13/2015 (J)	3,400,000	3,399,296
0.14%, 06/01/2015 (J)	1,500,000	1,499,119

Total Short-Term U.S. Government Agency Obligations (Cost $278,107,956)		278,107,956

	Contracts	Value
PURCHASED OPTION - 1.6%
Put Option - 1.6%
S&P 500 Index Index Value $1,750.00 Expires 12/19/2015	1,467	9,066,060

Total Purchased Option (Cost $8,719,904)		9,066,060

	Notional Amount	Value
PURCHASED SWAPTION - 0.0% (G)
Put Option - 0.0% (G)
OTC - If exercised the Series receives floating 3 month LIBOR, and pays 3.45%, European Style (H) Expires 09/21/2015 Counterparty: BNP	$ 300,000	$ 3,698

Total Purchased Swaption (Cost $23,689)		3,698

	Shares	Value
SECURITIES LENDING COLLATERAL - 3.9%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (J)	22,088,831	22,088,831

Total Securities Lending Collateral (Cost $22,088,831)		22,088,831

	Principal	Value
REPURCHASE AGREEMENT - 7.1%
State Street Bank & Trust Co. 0.01% (J), dated 12/31/2014, to be repurchased at $40,872,805 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 07/25/2039, and with a value of $41,693,971.	$ 40,872,782	40,872,782

Total Repurchase Agreement (Cost $40,872,782)		40,872,782

Total Investments (Cost $590,139,106) (K)		599,522,459
Net Other Assets (Liabilities) - (4.5)%		(25,902,830)

Net Assets - 100.0%		$ 573,619,629

WRITTEN SWAPTIONS ON INTEREST RATE SWAP AGREEMENTS:
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums Paid (Received)	Value
Put - OTC 5-Year	BNP	3-Month USD-LIBOR BBA	Pay	2.50%	09/21/2015	$1,260,000	$(22,578)	$(9,493)

CENTRALLY CLEARED SWAP AGREEMENTS: (L)

Credit Default Swap Agreements on Credit Indices - Sell Protection (M)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Notional Amount (N)	Fair Value (O)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North American Investment Grade Index - Series 18	1.00%	06/20/2018	$23,800,000	$465,476	$250,273	$215,203
North American Investment Grade Index - Series 20	1.00	06/20/2018	26,600,000	519,953	244,338	275,615
North American Investment Grade Index - Series 21	1.00	12/20/2018	62,200,000	1,213,279	1,029,847	183,432
North American Investment Grade Index - Series 22	1.00	06/20/2019	87,500,000	1,600,033	1,651,281	(51,248)
North American Investment Grade Index - Series 23	1.00	12/20/2019	300,500,000	4,889,277	4,665,950	223,327

Total				$8,688,018	$7,841,689	$846,329

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

CENTRALLY CLEARED SWAP AGREEMENTS (continued): (L)

Interest Rate Swap Agreements - Fixed Rate Receivable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	2.65%	07/31/2023		$650,000	$30,971	$(3,782)	$34,753
6-Month EUR-EURIBOR	1.25	09/13/2018	EUR	700,000	33,666	(1,856)	35,522

Total					$64,637	$(5,638)	$70,275

Interest Rate Swap Agreements - Fixed Rate Payable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
6-Month EUR-EURIBOR	2.00%	01/29/2024	EUR	500,000	$(80,451)	$(3,329)	$(77,122)

OVER THE COUNTER SWAP AGREEMENTS:

Total Return Swap Agreements - Payable (P)
Reference Entity	Floating Rate	Termination Date	Counterparty	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
iShares MSCI EAFE ETF	3-Month USD-LIBOR BBA	11/16/2015	GSC	936,082	$(2,060,679)	$0	$(2,060,679)

FUTURES CONTRACTS: (Q)
Description	Type	Number of Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note	Long	41	03/31/2015	$887
10-Year U.S. Treasury Note	Long	3	03/20/2015	2,408
Russell 2000 Mini Index	Long	238	03/20/2015	1,227,357
S&P 500 E-Mini Index	Long	2,499	03/20/2015	5,256,797

Total				$6,487,449

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BOA	01/05/2015	371,900,000	JPY	3,101,071	USD	$3,923	$—
BOA	02/03/2015	3,101,751	USD	371,900,000	JPY	—	(3,994)
CSFB	01/05/2015	3,142,746	USD	371,900,000	JPY	37,752	—

Total						$41,675	$(3,994)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

SECURITY VALUATION:

Valuation Inputs (R)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
U.S. Government Obligations	$—	$165,484,417	$—	$165,484,417
U.S. Government Agency Obligations	—	35,925,229	—	35,925,229
Foreign Government Obligations	—	1,322,035	—	1,322,035
Mortgage-Backed Securities	—	1,298,433	—	1,298,433
Asset-Backed Securities	—	2,707,374	—	2,707,374
Municipal Government Obligations	—	1,323,289	—	1,323,289
Corporate Debt Securities	—	34,023,495	—	34,023,495
Short-Term U.S. Government Obligations	—	7,298,860	—	7,298,860
Short-Term U.S. Government Agency Obligations	—	278,107,956	—	278,107,956
Purchased Option	9,066,060	—	—	9,066,060
Purchased Swaption	—	3,698	—	3,698
Securities Lending Collateral	22,088,831	—	—	22,088,831
Repurchase Agreement	—	40,872,782	—	40,872,782

Total Investments	$31,154,891	$568,367,568	$—	$599,522,459

Derivative Financial Instruments
Credit Default Swap Agreements	$—	$8,688,018	$—	$8,688,018
Interest Rate Swap Agreements	—	64,637	—	64,637
Futures Contracts (S)	6,487,449	—	—	6,487,449
Forward Foreign Currency Contracts (S)	—	41,675	—	41,675

Total Derivative Financial Instruments	$6,487,449	$8,794,330	$—	$15,281,779

LIABILITIES
Derivative Financial Instruments
Written Swaptions on Interest Rate Swap Agreements	$—	$(9,493)	$—	$(9,493)
Interest Rate Swap Agreements	—	(80,451)	—	(80,451)
Total Return Swap Agreements	—	(2,060,679)	—	(2,060,679)
Forward Foreign Currency Contracts (S)	—	(3,994)	—	(3,994)

Total Derivative Financial Instruments	$—	$(2,154,617)	$—	$(2,154,617)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security has been segregated by the custodian as collateral for centrally cleared swap agreements. Total value of securities segregated as collateral to cover centrally cleared swap agreements is $8,157,145.
(B)	All or a portion of the security is on loan. The value of all securities on loan is $21,642,072. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $12,080,915.
(D)	All or a portion of the security has been segregated by the custodian as collateral for open swap, swaptions and/or forward foreign currency contracts. Total value of securities segregated for open swap, swaptions and/or forward foreign currency contracts is $1,621,948.
(E)	Step bond. Coupon rate changes in increments to maturity; the rate disclosed is as of December 31, 2014. Maturity date disclosed is the ultimate maturity date.
(F)	Floating or variable rate security. Rate is disclosed as of December 31, 2014.
(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	Total aggregate value of illiquid securities is $2,996,546, representing 0.52% of the Portfolio’s net assets.
(I)	The security has a perpetual maturity; the date shown is the next call date.
(J)	Rate disclosed reflects the yield at December 31, 2014.
(K)	Aggregate cost for federal income tax purposes is $591,374,320. Aggregate gross unrealized appreciation and depreciation for all securities is $8,563,001 and $414,862, respectively. Net unrealized appreciation for tax purposes is $8,148,139.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(L)	Cash in the amount of $258,000 has been segregated by the custodian as collateral for centrally cleared swap agreements.
(M)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(N)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(O)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(P)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(Q)	Cash in the amount of $781,000 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(R)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(S)	Derivative financial instrument valued at unrealized appreciation (depreciation).

DEFINITIONS:

144A	144A securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities aggregated $9,449,338, representing 1.65% of the Portfolio’s net assets.
BBA	British Bankers’ Association
BNP	BNP Paribas
BOA	Bank of America
CSFB	Credit Suisse First Boston
EAFE	Europe, Australia and Southeast Asia
ETF	Exchange-Traded Fund
EURIBOR	Euro InterBank Offered Rate
GSC	Goldman Sachs & Co.
IO	Interest only portion of STRIPS (Separate Trading of Registered Interest and Principal of Securities)
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OTC	Over the Counter
PO	Principal only portion of STRIPS (Separate Trading of Registered Interest and Principal of Securities)
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

CURRENCY ABBREVIATIONS:

EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $549,266,324) (including securities loaned of $21,642,072)	$558,649,677
Repurchase agreement, at value (cost $40,872,782)	40,872,782
Cash on deposit with broker	1,039,000
Cash	13,769
Foreign currency, at value (cost $1,692)	1,690
Unrealized appreciation on forward foreign currency contracts	41,675
Receivables:
Shares sold	71,981
Interest	1,478,993
Net income from securities lending	2,421
Prepaid expenses	1,200

Total assets	602,173,188

Liabilities:
Payables and other liabilities:
Shares redeemed	152,735
Investments purchased	579,855
Investment advisory fees	397,596
Distribution and service fees	126,706
Administration fees	12,836
Transfer agent fees	1,223
Trustees fees	195
Audit and tax fees	15,419
Printing and shareholder reports fees	25,376
Variation margin payable on derivative financial instruments	3,077,888
Other	733
Collateral for securities on loan	22,088,831
Written options and swaptions, at value (premium received $22,578)	9,493
Unrealized depreciation on forward foreign currency contracts	3,994
OTC swap agreements, at value	2,060,679

Total liabilities	28,553,559

Net assets	$573,619,629

Net assets consist of:
Capital stock ($0.01 par value)	$482,166
Additional paid-in capital	543,333,104
Undistributed (distributions in excess of) net investment income (loss)	1,921,233
Accumulated net realized gain (loss)	13,185,227
Net unrealized appreciation (depreciation) on:
Investments	9,383,353
Futures contracts	6,487,449
Written options and swaptions	13,085
Swap agreements	(1,221,197)
Translation of assets and liabilities denominated in foreign currencies	35,209

Net assets	$573,619,629

Net assets by class:
Initial Class	$7,307,997
Service Class	566,311,632

Shares outstanding:
Initial Class	608,881
Service Class	47,607,736

Net asset value and offering price per share:
Initial Class	$12.00
Service Class	11.90

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Interest income (net of withholding taxes on foreign interest of $1,307)	$4,632,830
Net income from securities lending	34,126

Total investment income	4,666,956

Expenses:
Investment advisory fees	3,409,721
Distribution and service fees:
Service Class	1,080,574
Administration fees	109,894
Transfer agent fees	6,832
Trustees fees	16,140
Audit and tax fees	20,386
Custody fees	125,222
Legal fees	26,907
Printing and shareholder reports fees	33,691
Other	32,707

Total expenses	4,862,074

Net investment income (loss)	(195,118)

Net realized gain (loss) on:
Investments	(5,769,762)
Futures contracts	24,433,366
Written options and swaptions	133,784
Swap agreements	2,124,151
Foreign currency transactions	464,626

Net realized gain (loss)	21,386,165

Net change in unrealized appreciation (depreciation) on:
Investments	13,213,448
Futures contracts	1,236,704
Written options and swaptions	53,703
Swap agreements	(2,516,985)
Translation of assets and liabilities denominated in foreign currencies	34,857

Net change in unrealized appreciation (depreciation)	12,021,727

Net realized and change in unrealized gain (loss)	33,407,892

Net increase (decrease) in net assets resulting from operations	$33,212,774

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$(195,118)	$(271,058)
Net realized gain (loss)	21,386,165	19,763,280
Net change in unrealized appreciation (depreciation)	12,021,727	1,603,714
Net increase (decrease) in net assets resulting from operations	33,212,774	21,095,936

Distributions to shareholders:
Net investment income:
Initial Class	(78,253)	(46,512)
Service Class	(4,644,674)	(1,200,739)
Total distributions from net investment income	(4,722,927)	(1,247,251)
Net realized gains:
Initial Class	(231,080)	—
Service Class	(15,010,990)	—
Total distributions from net realized gains	(15,242,070)	—
Total distributions to shareholders	(19,964,997)	(1,247,251)

Capital share transactions:
Proceeds from shares sold:
Initial Class	613,534	742,441
Service Class	230,467,899	230,045,697
	231,081,433	230,788,138
Dividends and distributions reinvested:
Initial Class	309,333	46,512
Service Class	19,655,664	1,200,739
	19,964,997	1,247,251
Cost of shares redeemed:
Initial Class	(1,211,674)	(1,653,780)
Service Class	(5,385,815)	(14,593,743)
	(6,597,489)	(16,247,523)
Net increase (decrease) in net assets resulting from capital share transactions	244,448,941	215,787,866
Net increase (decrease) in net assets	257,696,718	235,636,551

Net assets:
Beginning of year	315,922,911	80,286,360
End of year	$573,619,629	$315,922,911
Undistributed (distributions in excess of) net investment income (loss)	$1,921,233	$4,339,105

Capital share transactions - shares:
Shares issued:
Initial Class	51,988	67,660
Service Class	19,582,621	20,992,911
	19,634,609	21,060,571
Shares reinvested:
Initial Class	26,259	4,283
Service Class	1,682,848	111,283
	1,709,107	115,566
Shares redeemed:
Initial Class	(101,863)	(150,138)
Service Class	(464,751)	(1,341,036)
	(566,614)	(1,491,174)

Net increase (decrease) in shares outstanding:
Initial Class	(23,616)	(78,195)
Service Class	20,800,718	19,763,158
	20,777,102	19,684,963

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014	December 31, 2013		December 31, 2012		December 31, 2011		December 31, 2010
Net asset value, beginning of year	$11.59	$10.40		$10.49		$10.97		$11.40
Investment operations:
Net investment income (loss) (A)	0.02	0.01		0.11	(B)	0.18	(B)	0.21	(B)
Net realized and unrealized gain (loss)	0.90	1.25		0.01		(0.52)		(0.59)
Total investment operations	0.92	1.26		0.12		(0.34)		(0.38)
Distributions:
Net investment income	(0.13)	(0.07)		(0.21)		(0.14)		(0.03)
Net realized gains	(0.38)	—		—		—		(0.02)
Total distributions	(0.51)	(0.07)		(0.21)		(0.14)		(0.05)
Net asset value, end of year	$12.00	$11.59		$10.40		$10.49		$10.97
Total return (C)	8.05%	12.16%		1.19%		(3.10)%		(3.28)%
Ratio and supplemental data:
Net assets end of year (000’s)	$7,308	$7,332		$7,392		$10,041		$10,832
Expenses to average net assets
After (waiver/reimbursement) recapture	0.86%	0.91%		0.99	%(D)	1.00	%(D)	1.00	%(D)
Before (waiver/reimbursement) recapture	0.86%	0.90%		1.00	%(D)	0.99	%(D)	1.02	%(D)
Net investment income (loss) to average net assets	0.20%	0.10%		1.05%		1.63%		1.96%
Portfolio turnover rate	25%	54	%(E)	783	%(F)	788	%(F)	981	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.
(F)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013		December 31, 2012		December 31, 2011		December 31, 2010
Net asset value, beginning of year	$11.51	$10.35		$10.43		$10.93		$11.38
Investment operations:
Net investment income (loss) (A)	(0.01)	(0.02)		0.08	(B)	0.17	(B)	0.20	(B)
Net realized and unrealized gain (loss)	0.90	1.24		0.02		(0.54)		(0.60)
Total investment operations	0.89	1.22		0.10		(0.37)		(0.40)
Distributions:
Net investment income	(0.12)	(0.06)		(0.18)		(0.13)		(0.03)
Net realized gains	(0.38)	—		—		—		(0.02)
Total distributions	(0.50)	(0.06)		(0.18)		(0.13)		(0.05)
Net asset value, end of year	$11.90	$11.51		$10.35		$10.43		$10.93
Total return (C)	7.83%	11.85%		0.98%		(3.41)%		(3.46)%
Ratio and supplemental data:
Net assets end of year (000’s)	$566,312	$308,591		$72,894		$63,413		$59,866
Expenses to average net assets
After (waiver/reimbursement) recapture	1.11%	1.16%		1.24	%(D)	1.25	%(D)	1.25	%(D)
Before (waiver/reimbursement) recapture	1.11%	1.15%		1.25	%(D)	1.24	%(D)	1.27	%(D)
Net investment income (loss) to average net assets	(0.05)%	(0.16)%		0.80%		1.53%		1.85%
Portfolio turnover rate	25%	54	%(E)	783	%(F)	788	%(F)	981	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.
(F)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical - Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2014, if any, are listed in the Schedule of Investments.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask price (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying investment. Writing put options tends to increase exposure to the underlying investment. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2014, if any, are listed in the Schedule of Investments.

Transactions in written options were as follows:

	Premiums	Contracts
Balance at December 31, 2013	$3,189	9
Sales	—	—
Closing Buys	—	—
Expirations	(3,189)	(9)
Exercised	—	—

Balance at December 31, 2014	$—	—

Transactions in written swaptions were as follows:

	Premiums	Notional Amount	Notional Amount
Balance at December 31, 2013	$146,133	$61,460,000	EUR	5,600,000
Sales	—	—		—
Closing Buys	(38,735)	(37,700,000)		—
Expirations	(81,190)	(22,500,000)		(5,100,000)
Exercised	(3,630)	—		(500,000)

Balance at December 31, 2014	$22,578	$1,260,000	EUR	—

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Futures contracts: The Portfolio is subject to equity and commodity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Open futures contracts at December 31, 2014, if any, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is shown on the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be executed in multilateral or other trade facility platforms, such as a registered exchange (“centrally cleared swaps”). Centrally cleared swaps listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swaps the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, variance, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses in the Statement of Operations.

Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swaps, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps is disclosed in the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity, equity, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements at December 31, 2014, if any, are listed in the Schedule of Investments. The centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded by the Portfolio, if applicable, and is shown on the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2014, if any, are listed in the Schedule of Investments. The value, as applicable, is shown on the Statement of Assets and Liabilities.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Open when-issued securities at December 31, 2014, if any, are identified in the Schedule of Investments. Open trades, if any, are reflected as When-issued securities purchased in the Statement of Assets and Liabilities.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Restricted and illiquid securities at December 31, 2014, if any, are identified in the Schedule of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2014.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REIT”): Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs owned at December 31, 2014, if any, are identified in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models based that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $250 million	0.78%
Over $250 million up to $750 million	0.77%
Over $750 million up to $1.5 billion	0.76%
Over $1.5 billion	0.73%

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.95%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$29,787,638	$ 100,636,832	$2,395,124	$ 48,154,560

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2013	Ending number of positions at December 31, 2014	Average number of positions (A)
Futures contracts	6	4	6
Purchased options and swaptions	2	2	2
Written options and swaptions	12	1	2
Swap agreements	6	9	8
Forward foreign currency contracts	—	3	3	(B)

(A)	Calculated based on positions held at each month end during the current year.
(B)	There were no open positions at the beginning and/or the end of the year, however the Portfolio periodically invested in this type of derivative instrument during the year.

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Total
Asset derivatives
Purchased options and swaptions (A)	$3,698	$—	$—	$9,066,060	$9,069,758
Net unrealized appreciation on futures contracts (B) (C)	3,295	—	—	6,484,154	6,487,449
Centrally cleared swap agreements, at value (B) (D)	64,637	—	8,688,018	—	8,752,655
Unrealized appreciation on forward foreign currency contracts	—	41,675	—	—	41,675
Total gross amount of assets (E)	$71,630	$41,675	$8,688,018	$15,550,214	$24,351,537
Liability derivatives
Written options and swaptions (B)	$(9,493)	$—	$—	$—	$(9,493)
Centrally cleared swap agreements, at value (B) (D)	(80,451)	—	—	—	(80,451)
OTC swap agreements, at value	—	—	—	(2,060,679)	(2,060,679)
Unrealized depreciation on forward foreign currency contracts	—	(3,994)	—	—	(3,994)
Total gross amount of liabilities (E)	$(89,944)	$(3,994)	$—	$(2,060,679)	$(2,154,617)

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	Included within fair value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s valuation margin is reported within the Statement of Assets and Liabilities.
(E)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Gross Amounts Not Offset in the Statement of Assets and Liabilities as of December 31, 2014:

The following table presents the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged for forward foreign currency transactions, option contracts and swap agreements as of December 31, 2014. See Repurchase agreement note for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities (A)	Value Available for Offset	Collateral Received (B)	Net Amount
Bank of America, N.A.	$3,923	$(3,923)	$—	$—
BNP Paribas	3,698	(3,698)	—	—
Credit Suisse International	37,752	—	—	37,752
Other Derivatives (C)	24,306,164	—	—	24,306,164
Total assets	$24,351,537	$(7,621)	$—	$24,343,916

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities (A)	Value Available for Offset	Collateral Pledged (B)	Net Amount
Bank of America, N.A.	$3,994	$(3,923)	$—	$71
BNP Paribas	9,493	(3,698)	—	5,795
Goldman Sachs International	2,060,679	—	(1,621,948)	438,731
Other Derivatives (C)	80,451	—	—	80,451
Total liabilities	$2,154,617	$(7,621)	$(1,621,948)	$525,048

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

For non-exchange-traded derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Total
Net realized gain (loss) on:
Purchased options and swaptions (A)	$(8,420)	$—	$—	$(5,364,702)	$(5,373,122)
Futures contracts	71,522	—	—	24,361,844	24,433,366
Written options and swaptions	133,784	—	—	—	133,784
Swap agreements	25,668	—	3,462,582	(1,364,099)	2,124,151
Forward foreign currency contracts (B)	—	464,672	—	—	464,672
Total Net realized gain (loss)	222,554	464,672	3,462,582	17,633,043	21,782,851
Net change in unrealized appreciation (depreciation) on:
Purchased options and swaptions (C)	(42,462)	—	—	807,335	764,873
Futures contracts	73,463	—	—	1,163,241	1,236,704
Written options and swaptions	53,703	—	—	—	53,703
Swap agreements	(5,024)	—	(124,528)	(2,387,433)	(2,516,985)
Forward foreign currency transactions (D)	—	37,681	—	—	37,681
Total Net change in unrealized appreciation (depreciation)	79,680	37,681	(124,528)	(416,857)	(424,024)
Total	$302,234	$502,353	$3,338,054	$17,216,186	$21,358,827

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statement of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statement of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statement of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

NOTE 6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. (continued)

Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, swaps, foreign currency transactions, distributions redesignations, futures contracts, and option contracts.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to foreign currency gain/loss, paydown gain/loss, net operating losses, distribution redesignations and swaps. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (distributions in excess of) net investment income (loss)	2,500,173
Accumulated net realized gain (loss)	(2,500,173)

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$7,904,157
Long-Term Capital Gain	12,060,840
2013 Distributions paid from:
Ordinary Income	$1,247,251
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$8,426,375
Undistributed Long-Term Capital Gain	12,519,195
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	8,858,789

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 7. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica PIMCO Tactical - Balanced VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica PIMCO Tactical - Balanced VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica PIMCO Tactical - Balanced VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Balanced VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $12,060,840 for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Conservative VP

(unaudited)

MARKET ENVIRONMENT

Both uncertainty and volatility increased at the start of 2014 amid geopolitical tensions and weak economic data. An uncharacteristically cold winter took a toll on economic data in the U.S., resulting in a weak first quarter U.S. gross domestic product rate of (2.90)%. On the global front, rising geopolitical tensions between Russia and Ukraine at the outset of the year led to volatile swings in financial markets, particularly in equities. The situation calmed in the months following as Russia acknowledged the legitimacy of the newly elected Ukrainian President and continued to engage in cease-fire negotiations.

Central banks across the globe continued their accommodative stance during the first half of the year. Despite the weak first quarter, the U.S. Federal Reserve (“Fed”) continued tapering its asset purchases and remained on track to conclude their purchases by year-end. The Fed also took considerable steps to strengthen its forward guidance on the policy rate. In Fed Chair Janet Yellen’s first statement in March, the Fed dropped references to a 6.50% unemployment target and placed greater emphasis on inflation and other “measures of labor market conditions” as more appropriate barometers for determining the timing of the first interest rate hike. In Europe, the European Central Bank announced new easing measures, including a historic negative rate on deposits, policy rate cut, and targeted long-term refinancing operations to spur business lending.

Financial markets, despite the volatility early on, ended the first half of the year in positive territory. Improving global economic data in the second quarter, supportive central banks, and easing of global political risks led to sizable market gains overall with the S&P 500® hitting an all-time high. Global fixed income markets also posted strong returns with the Barclays U.S. Aggregate Bond Index returning 3.93%, benefitting from rate declines across most maturities and investors beginning to embrace the view that policy rates would remain lower than historical norms suggested.

Far from the typical summer lull, the third quarter was marked by geopolitical tension and diverging markets. Most developed market government yields were led lower by easy central bank policies, while credit market yields backed up. Equity markets somersaulted their way to modest gains in the U.S., but were flat or slightly negative in many other regions as economic data varied. U.S. growth became more sure-footed, but the Eurozone recovery sputtered and growth decelerated in parts of Asia. In addition to headline volatility around central bank actions and the Scottish independence referendum, geopolitical tensions flared in Ukraine and the Middle East.

Evidence of global growth divergence was further borne out in the final quarter of 2014, but the most defining event of the quarter was the sharp decline in oil prices and accompanying market volatility. Growth in the U.S. exceeded expectations and handily outpaced its peers in the developed world, especially Japan and Europe, which continued to struggle. Meanwhile, oil prices plunged nearly 40% as still weak global growth brought concerns about oil demand and OPEC’s decision not to cut production led to a supply glut. The uneven growth and drop in oil led to bouts of market volatility that dissipated quickly but still managed to leave certain risk sectors bruised. Core bonds in developed markets rallied over the quarter as weak growth and lower oil prices kept many central banks in easing mode.

PERFORMANCE

For the year ended December 31, 2013, Transamerica PIMCO Tactical – Conservative VP, Initial Class returned 8.93%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica PIMCO Tactical – Conservative VP Blended Benchmark (“blended benchmark”), returned 13.69% and 9.06%, respectively.

The blended benchmark is comprised of the Barclays U.S. Government/Credit Bond Index 52%, the S&P 500® 25%, the Barclays Long Government/Credit Index 13%, the MSCI Europe, Australasia, Far East Index 5%, and the Russell 2000® Index 5%.

STRATEGY REVIEW

Despite short bouts of volatility, market turbulence on the whole was relatively subdued and most equity markets posted strong returns for the year. The Portfolio maintained an overweight to equities, obtained via exposure to S&P 500® futures. Equity exposure, net of an allocation to tail risk hedging strategies, was positive for the year. On the fixed income allocation, the Portfolio maintained a defensive posture against the longer-dated maturities, which detracted from returns as the U.S. yield curve flattened. An allocation to non-Agency mortgages added to returns given positive supply technicals and strong demand. An overall underweight to corporate bonds added to relative returns as the sector underperformed on widening spreads. Finally, modest exposure to emerging market external debt detracted from returns as spreads widened during the year.

Over the year the Portfolio used derivatives. These positions positively contributed to performance.

Vineer Bhansali

Josh Thimons

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	8.93%	1.83%	4.03%	05/01/2009
S&P 500® (A) (B)	13.69%	15.45%	18.83%
Transamerica PIMCO Tactical - Conservative VP Blended Benchmark (A) (B) (C) (D) (E) (F)	9.06%	8.91%	10.43%
Service Class	8.72%	1.58%	3.79%	05/01/2009

(A) The Transamerica PIMCO Tactical - Conservative VP Blended Benchmark is composed of the following benchmarks: The Barclays U.S. Government/Credit Index 52%, S&P 500® 25%, Barclays Long Government/Credit Index 13%, MSCI Europe, Australasia, Far East Index 5%, and the Russell 2000® Index 5%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

(B) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(C) The Barclays U.S. Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The Barclays Long Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(E) The MSCI Europe, Australasia, Far East Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. The underlying portfolios invest their assets in various underlying equity derivatives, their ability to achieve their investment objectives depends largely on the performance of the underlying equity derivatives in which they invest. There can be no assurance that the investment objectives of any underlying equity derivatives will be achieved. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Conservative VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,031.90	$4.71	$1,020.60	$4.69	0.92%
Service Class	1,000.00	1,031.40	5.99	1,019.30	5.95	1.17

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	27.6%
Repurchase Agreement	23.7
Short-Term U.S. Government Agency Obligations	21.3
U.S. Government Agency Obligations	13.2
Corporate Debt Securities	9.6
Securities Lending Collateral	5.9
Purchased Option	1.2
Foreign Government Obligations	0.9
Municipal Government Obligations	0.8
Short-Term U.S. Government Obligations	0.7
Asset-Backed Securities	0.7
Mortgage-Backed Securities	0.4
Purchased Swaption	0.0 *
Net Other Assets (Liabilities) ^	(6.0)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, securities sold short, TBA short commitments, and cash collateral.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 27.6%
U.S. Treasury Bond
2.75%, 08/15/2042 (A)	$ 12,800,000	$ 12,796,006
3.13%, 08/15/2044 (B)	700,000	753,593
U.S. Treasury Note
0.25%, 01/15/2015 (A) (C)	3,600,000	3,600,000
0.25%, 01/31/2015 - 02/28/2015 (A)	700,000	700,176
1.00%, 08/31/2019 (C)	800,000	778,187
1.50%, 08/31/2018 (A)	500,000	502,422
1.63%, 08/15/2022 (A)	17,000,000	16,535,152
2.00%, 10/31/2021	3,400,000	3,408,765
2.13%, 06/30/2021 (A)	2,400,000	2,429,062
2.38%, 08/15/2024	1,200,000	1,222,219

Total U.S. Government Obligations (Cost $40,277,897)		42,725,582

U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.2%
Federal Home Loan Mortgage Corp.
1.25%, 10/02/2019	7,350,000	7,191,027
2.38%, 01/13/2022 (B)	7,500,000	7,577,205
Federal National Mortgage Association
0.88%, 10/26/2017	1,800,000	1,784,786
1.88%, 09/18/2018	2,200,000	2,235,809
4.50%, TBA	1,000,000	1,083,594
Financing Corp., PO Series 2011-75, Class FA 05/11/2018	600,000	570,513

Total U.S. Government Agency Obligations (Cost $20,014,187)		20,442,934

FOREIGN GOVERNMENT OBLIGATIONS - 0.9%
Province of Ontario Canada 1.65%, 09/27/2019 (B)	1,200,000	1,186,188
Russian Foreign Bond - Eurobond 7.50%, 03/31/2030, Reg S (B) (D)	131,000	135,847

Total Foreign Government Obligations (Cost $1,359,080)		1,322,035

MORTGAGE-BACKED SECURITIES - 0.4%
Banc of America Commercial Mortgage Trust Series 2006-6, Class A2 5.31%, 10/10/2045	7,253	7,255
Banc of America Mortgage Trust Series 2004-D, Class 2A2 2.67%, 05/25/2034 (E)	45,649	45,473
Bear Stearns Alt-A Trust Series 2005-5, Class 1A1 0.61%, 07/25/2035 (E)	49,846	48,806
CHL Mortgage Pass-Through Trust Series 2004-J3, Class A7 5.50%, 05/25/2034	299,989	306,636
Commercial Mortgage Trust Series 2007-GG9, Class A2 5.38%, 03/10/2039	64,181	64,362
DBRR Trust Series 2013-EZ2, Class A 0.85%, 02/25/2045, 144A (E)	26,442	26,437
Morgan Stanley Bank of America Merrill Lynch Trust, IO Series 2013-C8, Class XA 1.48%, 12/15/2048 (E)	2,239,395	139,461

Total Mortgage-Backed Securities (Cost $645,399)		638,430

	Principal	Value
ASSET-BACKED SECURITIES - 0.7%
American Express Credit Account Master Trust Series 2012-5, Class A 0.59%, 05/15/2018	$ 100,000	$ 99,973
Bear Stearns Asset-Backed Securities Trust Series 2005-SD1, Class 2M2 1.37%, 01/25/2045 (E)	346,384	282,688
FFMLT Trust Series 2005-FF2, Class M4 1.05%, 03/25/2035 (E)	300,000	272,738
Mercedes-Benz Auto Receivables Trust Series 2014-1, Class A2 0.43%, 02/15/2017	100,000	99,905
Northstar Education Finance, Inc. Series 2012-1, Class A 0.87%, 12/26/2031, 144A (E)	73,404	73,715
SLC Private Student Loan Trust Series 2006-A, Class A5 0.40%, 07/15/2036 (E)	78,914	78,283
SLM Private Credit Student Loan Trust Series 2006-B, Class A4 0.42%, 03/15/2024 (E)	75,492	74,816
SLM Private Education Loan Trust Series 2012-E, Class A1 0.91%, 10/16/2023, 144A (E)	19,480	19,535
SLM Student Loan Trust Series 2004-10, Class A5A 0.63%, 04/25/2023, 144A (E)	62,364	62,392

Total Asset-Backed Securities (Cost $1,032,333)		1,064,045

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.8%
Bay Area Toll Authority, Revenue Bonds Series S1 6.92%, 04/01/2040	200,000	280,614
Los Angeles Community College District, General Obligation Unlimited 6.60%, 08/01/2042	200,000	283,548
Port Authority of New York & New Jersey, Revenue Bonds 4.46%, 10/01/2062	200,000	211,068
State of California, General Obligation Unlimited 7.35%, 11/01/2039	300,000	442,878
Utah State Board of Regents, Revenue Bonds Series 1 0.91%, 12/26/2031 (E)	69,761	70,121

Total Municipal Government Obligations (Cost $1,236,953)		1,288,229

CORPORATE DEBT SECURITIES - 9.6%
Air Freight & Logistics - 0.1%
United Parcel Service, Inc. 2.45%, 10/01/2022 (B)	100,000	98,031

Airlines - 0.1%
Continental Airlines Pass-Through Trust
4.00%, 04/29/2026	47,337	48,047
5.50%, 04/29/2022	45,299	46,885
Southwest Airlines Co. 2.75%, 11/06/2019 (B)	20,000	20,092

		115,024

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Automobiles - 0.1%
Toyota Motor Credit Corp. 0.52%, 05/17/2016 (E)	$ 100,000	$ 100,192

Banks - 1.6%
Bank of Montreal Series MTN 2.55%, 11/06/2022	200,000	196,171
Commonwealth Bank of Australia 0.51%, 09/08/2017, 144A (E) (F)	100,000	99,943
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 4.50%, 01/11/2021	200,000	219,990
Credit Agricole SA 7.88%, 01/23/2024, 144A (E) (G)	250,000	254,384
HSBC Holdings PLC 5.10%, 04/05/2021 (B)	240,000	271,296
HSBC USA, Inc.
0.84%, 11/13/2019 (E)	100,000	99,997
2.38%, 11/13/2019	180,000	179,947
Manufacturers & Traders Trust Co. 2.25%, 07/25/2019 (B)	250,000	249,395
Mizuho Bank, Ltd. 3.60%, 09/25/2024, 144A (F)	300,000	304,824
Sberbank of Russia Via SB Capital SA 5.18%, 06/28/2019, Reg S	400,000	354,000
Toronto-Dominion Bank 0.47%, 05/02/2017 (E)	100,000	99,744
Westpac Banking Corp. 1.01%, 09/25/2015 (E)	150,000	150,787

		2,480,478

Biotechnology - 0.4%
Amgen, Inc.
3.63%, 05/22/2024 (B)	200,000	203,288
4.10%, 06/15/2021	400,000	429,288

		632,576

Building Products - 0.0% (H)
Owens Corning 4.20%, 12/01/2024	20,000	19,737

Capital Markets - 0.8%
Goldman Sachs Group, Inc.
0.70%, 03/22/2016 (E)	150,000	149,666
6.15%, 04/01/2018 (B)	240,000	269,381
Series MTN
3.85%, 07/08/2024 (B)	100,000	102,560
Morgan Stanley Series MTN 6.63%, 04/01/2018 (B)	200,000	227,807
UBS AG
Series MTN
0.61%, 08/14/2017 (E)	250,000	250,575
2.38%, 08/14/2019 (B)	250,000	249,985

		1,249,974

Commercial Services & Supplies - 0.2%
ADT Corp. 4.13%, 06/15/2023 (B)	40,000	36,200
Eaton Corp. 2.75%, 11/02/2022	250,000	245,599

		281,799

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance - 0.2%
American Express Credit Corp.
Series MTN
0.72%, 08/15/2019 (E)	$ 100,000	$ 99,276
2.25%, 08/15/2019 (B)	200,000	200,032
PACCAR Financial Corp. Series MTN 0.50%, 02/08/2016 (E)	70,000	70,078

		369,386

Diversified Financial Services - 1.1%
Bank of America Corp.
Series MTN
0.84%, 08/25/2017 (E)	50,000	49,946
6.88%, 04/25/2018	200,000	229,716
Bank of America NA 0.65%, 05/08/2017 (E)	250,000	249,586
Ford Motor Credit Co. LLC 0.76%, 09/08/2017 (E)	200,000	198,623
General Electric Capital Corp. 0.84%, 12/11/2015 (E)	60,000	60,274
Helios Leasing I LLC 1.56%, 09/28/2024	165,447	157,658
JPMorgan Chase & Co. 3.25%, 09/23/2022	200,000	201,165
JPMorgan Chase Bank NA 6.00%, 10/01/2017 (B)	340,000	377,361
Tagua Leasing LLC 1.58%, 11/16/2024	169,429	161,560

		1,685,889

Diversified Telecommunication Services - 0.5%
AT&T, Inc.
0.62%, 02/12/2016 (E)	100,000	99,999
0.68%, 03/30/2017 (E)	100,000	99,956
Verizon Communications, Inc.
0.64%, 06/09/2017 (E)	100,000	99,803
1.01%, 06/17/2019 (B) (E)	200,000	201,035
1.77%, 09/15/2016 (E)	100,000	101,813
4.50%, 09/15/2020 (B)	100,000	108,576
5.15%, 09/15/2023	100,000	110,423

		821,605

Electric Utilities - 0.5%
Duke Energy Corp.
0.64%, 04/03/2017 (B) (E)	100,000	100,134
3.75%, 04/15/2024 (B)	100,000	104,022
Duke Energy Progress, Inc. 0.44%, 03/06/2017 (E)	100,000	99,696
Entergy Louisiana LLC 3.30%, 12/01/2022	100,000	102,280
FirstEnergy Corp. 2.75%, 03/15/2018	100,000	100,773
Niagara Mohawk Power Corp. 4.12%, 11/28/2042, 144A	200,000	210,668

		717,573

Electrical Equipment - 0.1%
Schneider Electric SE 2.95%, 09/27/2022, 144A	150,000	150,785

Electronic Equipment, Instruments & Components - 0.0% (H)
Thermo Fisher Scientific, Inc. 3.30%, 02/15/2022	40,000	40,066

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services - 0.1%
DCP Midstream Operating, LP 2.70%, 04/01/2019	$ 100,000	$ 97,889

Health Care Equipment & Supplies - 0.1%
Becton Dickinson and Co.
0.69%, 06/15/2016 (E)	90,000	90,021
3.73%, 12/15/2024 (B)	40,000	41,183
Medtronic, Inc. 3.50%, 03/15/2025, 144A	70,000	71,608

		202,812

Health Care Providers & Services - 0.3%
Aetna, Inc. 3.50%, 11/15/2024 (B)	20,000	20,329
McKesson Corp. 0.64%, 09/10/2015 (E)	100,000	100,031
UnitedHealth Group, Inc. 2.88%, 12/15/2021	370,000	374,210

		494,570

Hotels, Restaurants & Leisure - 0.1%
Carnival Corp. 1.20%, 02/05/2016	100,000	99,942

Industrial Conglomerates - 0.2%
General Electric Co.
2.70%, 10/09/2022	140,000	140,057
4.50%, 03/11/2044 (B)	100,000	109,922

		249,979

Insurance - 0.3%
First American Financial Corp. 4.60%, 11/15/2024	20,000	20,278
Metropolitan Life Global Funding I 2.30%, 04/10/2019, 144A	100,000	100,379
New York Life Global Funding 1.13%, 03/01/2017, 144A	100,000	99,775
QBE Insurance Group, Ltd. 2.40%, 05/01/2018, 144A	300,000	300,031

		520,463

Internet & Catalog Retail - 0.1%
Amazon.com, Inc.
2.50%, 11/29/2022 (B)	200,000	189,303
3.30%, 12/05/2021	40,000	40,548

		229,851

Media - 0.2%
21st Century Fox America, Inc. 3.70%, 09/15/2024, 144A (B) (F)	300,000	308,587
Sky PLC 3.13%, 11/26/2022, 144A	80,000	78,358

		386,945

Multi-Utilities - 0.1%
Sempra Energy 2.88%, 10/01/2022 (B)	150,000	147,448

Oil, Gas & Consumable Fuels - 0.9%
BP Capital Markets PLC 3.54%, 11/04/2024	73,000	72,585
Devon Energy Corp. 0.69%, 12/15/2015 (B) (E)	100,000	100,044

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Dolphin Energy, Ltd. 5.50%, 12/15/2021, Reg S	$ 400,000	$ 450,200
Petroleos Mexicanos 6.00%, 03/05/2020 (B)	200,000	224,500
Rosneft Finance SA Series MTN 7.88%, 03/13/2018, Reg S	200,000	184,352
Statoil ASA 2.45%, 01/17/2023	250,000	238,458
Western Gas Partners, LP 4.00%, 07/01/2022	85,000	86,156

		1,356,295

Pharmaceuticals - 0.4%
AbbVie, Inc.
0.99%, 11/06/2015 (E)	100,000	100,309
2.90%, 11/06/2022 (B)	350,000	344,585
Johnson & Johnson 0.31%, 11/28/2016 (E)	100,000	100,073

		544,967

Road & Rail - 0.3%
Aviation Capital Group Corp. 3.88%, 09/27/2016, 144A	100,000	102,518
Burlington Northern Santa Fe LLC 3.00%, 03/15/2023	200,000	199,363
Canadian National Railway Co. 2.25%, 11/15/2022	100,000	96,667

		398,548

Software - 0.3%
Microsoft Corp. 2.13%, 11/15/2022 (B)	200,000	194,065
Oracle Corp.
0.74%, 10/08/2019 (B) (E)	100,000	100,327
2.80%, 07/08/2021	100,000	101,244
4.30%, 07/08/2034 (B)	100,000	107,067

		502,703

Specialty Retail - 0.1%
QVC, Inc. 4.85%, 04/01/2024	100,000	101,828

Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc.
0.53%, 05/06/2019 (E)	100,000	100,040
3.45%, 05/06/2024 (B)	200,000	209,453

		309,493

Transportation Infrastructure - 0.1%
Sydney Airport Finance Co. Pty, Ltd.
3.90%, 03/22/2023, 144A	200,000	205,747

Wireless Telecommunication Services - 0.1%
T-Mobile USA, Inc.
6.00%, 03/01/2023	36,000	36,090
6.38%, 03/01/2025 (B)	36,000	36,576
VimpelCom Holdings BV 5.20%, 02/13/2019, 144A	200,000	162,000

		234,666

Total Corporate Debt Securities (Cost $14,932,465)		14,847,261

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.7%
U.S. Treasury Bill
0.02%, 01/08/2015 (C) (I)	$ 332,000	$ 331,999
0.05%, 02/26/2015 (C) (I)	568,000	567,959
0.06%, 05/14/2015 (I) (J)	224,000	223,950

Total Short-Term U.S. Government Obligations (Cost $1,123,908)		1,123,908

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 21.3%
Federal Home Loan Bank Discount Notes
0.07%, 03/25/2015 (I)	1,600,000	1,599,760
0.08%, 02/20/2015 - 03/18/2015 (I)	500,000	499,927
0.09%, 02/18/2015 - 03/13/2015 (I)	3,200,000	3,199,460
0.10%, 01/26/2015 (I)	400,000	399,972
0.12%, 05/19/2015 (I)	600,000	599,730
0.16%, 07/16/2015 (I)	200,000	199,831
Federal Home Loan Mortgage Corp. Discount Notes
0.07%, 04/09/2015 - 04/28/2015 (I)	14,300,000	14,296,795
0.08%, 05/05/2015 (I)	2,400,000	2,399,380
0.09%, 03/19/2015 (I)	1,000,000	999,810
0.10%, 02/19/2015 (I)	200,000	199,974
0.11%, 03/17/2015 - 03/19/2015 (I)	2,300,000	2,299,489
0.13%, 06/09/2015 (I)	5,000,000	4,997,129
Federal National Mortgage Association Discount Notes
0.08%, 02/11/2015 - 04/29/2015 (I)	1,300,000	1,299,665
0.10%, 02/17/2015 (I)	100,000	99,987

Total Short-Term U.S. Government Agency Obligations (Cost $33,090,909)		33,090,909

	Contracts	Value
PURCHASED OPTION - 1.2%
Put Option - 1.2%
S&P 500 Index Index Value $1,750.00 Expires 12/19/2015	293	1,810,740

Total Purchased Option (Cost $1,741,603)		1,810,740

	Notional Amount	Value
PURCHASED SWAPTION - 0.0% (H)
Put Option - 0.0% (H)
OTC - If exercised the Series receives floating 3 month LIBOR, and pays 3.45%, European Style (F) Expires 09/21/2015 Counterparty: BNP	$ 300,000	$ 3,698

Total Purchased Swaption (Cost $23,689)		3,698

	Shares	Value
SECURITIES LENDING COLLATERAL - 5.9%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (I)	9,206,508	9,206,508

Total Securities Lending Collateral (Cost $9,206,508)		9,206,508

	Principal	Value
REPURCHASE AGREEMENT - 23.7%
State Street Bank & Trust Co. 0.01% (I), dated 12/31/2014, to be repurchased at $36,776,278 on 01/02/2015. Collateralized by U.S. Government Agency Obligations, 3.00 - 4.00%, due 08/15/2039 - 09/25/2039, and with a total value of $37,512,137.	$ 36,776,257	36,776,257

Total Repurchase Agreement (Cost $36,776,257)		36,776,257

Total Investments (Cost $161,461,188) (K)		164,340,536
Net Other Assets (Liabilities) - (6.0)%		(9,290,351)

Net Assets - 100.0%		$ 155,050,185

WRITTEN SWAPTIONS ON INTEREST RATE SWAP AGREEMENTS:
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums Paid (Received)	Value
Put - OTC 5-Year	BNP	3-Month USD-LIBOR BBA	Pay	2.50%	09/21/2015	$1,260,000	$(22,578)	$(9,493)

CENTRALLY CLEARED SWAP AGREEMENTS: (L)

Credit Default Swap Agreements on Credit Indices - Sell Protection (M)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Notional Amount (N)	Fair Value (O)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North American Investment Grade
Index - Series 20	1.00%	06/20/2018	$9,400,000	$183,750	$85,302	$98,448
North American Investment Grade
Index - Series 23	1.00	12/20/2019	130,000,000	2,115,252	2,041,918	73,334

Total				$2,299,002	$2,127,220	$171,782

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

CENTRALLY CLEARED SWAP AGREEMENTS (continued): (L)

Interest Rate Swap Agreements - Fixed Rate Receivable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	2.65%	07/31/2023	$450,000	$21,442	$(2,650)	$24,092
6-Month EUR-EURIBOR	1.25	09/13/2018	EUR 525,000	21,850	(1,392)	23,242

Total				$43,292	$(4,042)	$47,334

Interest Rate Swap Agreements - Fixed Rate Payable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
6-Month EUR-EURIBOR	2.00%	01/29/2024	EUR 200,000	$(32,181)	$(1,332)	$(30,849)

OVER THE COUNTER SWAP AGREEMENTS:

Total Return Swap Agreements - Payable (P)
Reference Entity	Floating Rate	Termination Date	Counterparty	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
iShares MSCI EAFE ETF	3-Month USD-LIBOR BBA	11/16/2015	GSC	127,350	$(271,887)	$0	$(271,887)

FUTURES CONTRACTS: (Q)
Description	Type	Number of Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note	Long	23	03/31/2015	$496
10-Year U.S. Treasury Note	Long	2	03/20/2015	1,605
Russell 2000 Mini Index	Long	65	03/20/2015	316,526
S&P 500 E-Mini Index	Long	523	03/20/2015	1,064,817

Total				$1,383,444

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BOA	01/05/2015	144,700,000	JPY	1,206,574	USD	$1,526	$—
BOA	02/03/2015	1,206,839	USD	144,700,000	JPY	—	(1,554)
CSFB	01/05/2015	1,222,789	USD	144,700,000	JPY	14,689	—

Total						$16,215	$(1,554)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

SECURITY VALUATION:

Valuation Inputs (R)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
U.S. Government Obligations	$—	$42,725,582	$—	$42,725,582
U.S. Government Agency Obligations	—	20,442,934	—	20,442,934
Foreign Government Obligations	—	1,322,035	—	1,322,035
Mortgage-Backed Securities	—	638,430	—	638,430
Asset-Backed Securities	—	1,064,045	—	1,064,045
Municipal Government Obligations	—	1,288,229	—	1,288,229
Corporate Debt Securities	—	14,847,261	—	14,847,261
Short-Term U.S. Government Obligations	—	1,123,908	—	1,123,908
Short-Term U.S. Government Agency Obligations	—	33,090,909	—	33,090,909
Purchased Option	1,810,740	—	—	1,810,740
Purchased Swaption	—	3,698	—	3,698
Securities Lending Collateral	9,206,508	—	—	9,206,508
Repurchase Agreement	—	36,776,257	—	36,776,257

Total Investments	$11,017,248	$153,323,288	$—	$164,340,536

Derivative Financial Instruments
Credit Default Swap Agreements	$—	$2,299,002	$—	$2,299,002
Interest Rate Swap Agreements	—	43,292	—	43,292
Futures Contracts (S)	1,383,444	—	—	1,383,444
Forward Foreign Currency Contracts (S)	—	16,215	—	16,215

Total Derivative Financial Instruments	$1,383,444	$2,358,509	$—	$3,741,953

LIABILITIES
Derivative Financial Instruments
Written Swaptions on Interest Rate Swap Agreements	$—	$(9,493)	$—	$(9,493)
Interest Rate Swap Agreements	—	(32,181)	—	(32,181)
Total Return Swap Agreements	—	(271,887)	—	(271,887)
Forward Foreign Currency Contracts (S)	—	(1,554)	—	(1,554)

Total Derivative Financial Instruments	$—	$(315,115)	$—	$(315,115)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security has been segregated by the custodian as collateral for centrally cleared swap agreements. Total value of securities segregated as collateral to cover centrally cleared swap agreements is $2,194,759.
(B)	All or a portion of the security is on loan. The value of all securities on loan is $9,019,344. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $1,795,145.
(D)	Step bond. Coupon rate changes in increments to maturity; the rate disclosed is as of December 31, 2014. Maturity date disclosed is the ultimate maturity date.
(E)	Floating or variable rate security. Rate is disclosed as of December 31, 2014.
(F)	Total aggregate value of illiquid securities is $717,052, representing 0.46% of the Portfolio’s net assets.
(G)	The security has a perpetual maturity; the date shown is the next call date.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Rate disclosed reflects the yield at December 31, 2014.
(J)	All or a portion of the security has been segregated by the custodian as collateral for open swap, swaptions and/or forward foreign currency contracts. Total value of securities segregated for open swap, swaptions and/or forward foreign currency contracts is $186,958.
(K)	Aggregate cost for federal income tax purposes is $161,934,454. Aggregate gross unrealized appreciation and depreciation for all securities is $2,732,582 and $326,500, respectively. Net unrealized appreciation for tax purposes is $2,406,082.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(L)	Cash in the amount of $350,000 has been segregated by the custodian as collateral for centrally cleared swap agreements.
(M)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(N)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(O)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(P)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(Q)	Cash in the amount of $1,019,000 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(R)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(S)	Derivative financial instrument valued at unrealized appreciation (depreciation).

DEFINITIONS:

144A	144A securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities aggregated $2,631,686, representing 1.70% of the Portfolio’s net assets.
BBA	British Bankers’ Association
BNP	BNP Paribas
BOA	Bank of America
CSFB	Credit Suisse First Boston
EAFE	Europe, Australia and Southeast Asia
ETF	Exchange-Traded Fund
EURIBOR	Euro InterBank Offered Rate
GSC	Goldman Sachs & Co.
IO	Interest only portion of STRIPS (Separate Trading of Registered Interest and Principal of Securities)
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OTC	Over the Counter
PO	Principal only portion of STRIPS (Separate Trading of Registered Interest and Principal of Securities)
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced

CURRENCY ABBREVIATIONS:

EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $124,684,931) (including securities loaned of $9,019,344)	$127,564,279
Repurchase agreement, at value (cost $36,776,257)	36,776,257
Cash on deposit with broker	1,369,000
Foreign currency, at value (cost $2,578)	2,565
Cash	98
Unrealized appreciation on forward foreign currency contracts	16,215
Receivables:
Shares sold	174,312
Investments sold	1,085,039
Interest	520,518
Net income from securities lending	1,210
Prepaid expenses	566

Total assets	167,510,059

Liabilities:
Payables and other liabilities:
Shares redeemed	4,741
Investments purchased	2,165,687
Investment advisory fees	98,018
Distribution and service fees	31,406
Administration fees	3,377
Transfer agent fees	319
Trustees fees	51
Audit and tax fees	14,546
Printing and shareholder reports fees	15,199
Variation margin payable on derivative financial instruments	636,894
Other	194
Collateral for securities on loan	9,206,508
Written options and swaptions, at value (premium received $22,578)	9,493
Unrealized depreciation on forward foreign currency contracts	1,554
OTC swap agreements, at value	271,887

Total liabilities	12,459,874

Net assets	$155,050,185

Net assets consist of:
Capital stock ($0.01 par value)	$135,159
Additional paid-in capital	146,382,504
Undistributed (distributions in excess of) net investment income (loss)	905,473
Accumulated net realized gain (loss)	3,419,993
Net unrealized appreciation (depreciation) on:
Investments	2,879,348
Futures contracts	1,383,444
Written options and swaptions	13,085
Swap agreements	(83,620)
Translation of assets and liabilities denominated in foreign currencies	14,799

Net assets	$155,050,185

Net assets by class:
Initial Class	$10,580,842
Service Class	144,469,343

Shares outstanding:
Initial Class	915,741
Service Class	12,600,171

Net asset value and offering price per share:
Initial Class	$11.55
Service Class	11.47

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Interest income (net of withholding taxes on foreign interest of $304)	$1,722,224
Net income from securities lending	14,347

Total investment income	1,736,571

Expenses:
Investment advisory fees	939,202
Distribution and service fees:
Service Class	283,418
Administration fees	30,895
Transfer agent fees	1,860
Trustees fees	4,581
Audit and tax fees	15,261
Custody fees	83,796
Legal fees	7,278
Printing and shareholder reports fees	7,474
Other	12,153

Total expenses	1,385,918

Portfolio expenses (waived/reimbursed) recaptured	40,746

Net expenses	1,426,664

Net investment income (loss)	309,907

Net realized gain (loss) on:
Investments	(1,545,204)
Futures contracts	5,965,485
Written options and swaptions	61,578
Swap agreements	1,174,611
Foreign currency transactions	180,416

Net realized gain (loss)	5,836,886

Net change in unrealized appreciation (depreciation) on:
Investments	4,692,823
Futures contracts	(41,788)
Written options and swaptions	44,548
Swap agreements	(525,229)
Translation of assets and liabilities denominated in foreign currencies	14,594

Net change in unrealized appreciation (depreciation)	4,184,948

Net realized and change in unrealized gain (loss)	10,021,834

Net increase (decrease) in net assets resulting from operations	$10,331,741

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$309,907	$175,136
Net realized gain (loss)	5,836,886	6,954,794
Net change in unrealized appreciation (depreciation)	4,184,948	(582,472)
Net increase (decrease) in net assets resulting from operations	10,331,741	6,547,458

Distributions to shareholders:
Net investment income:
Initial Class	(138,819)	(68,952)
Service Class	(1,404,595)	(517,363)
Total distributions from net investment income	(1,543,414)	(586,315)
Net realized gains:
Initial Class	(210,107)	—
Service Class	(2,403,055)	—
Total distributions from net realized gains	(2,613,162)	—
Total distributions to shareholders	(4,156,576)	(586,315)

Capital share transactions:
Proceeds from shares sold:
Initial Class	900,569	935,917
Service Class	45,187,017	62,402,404
	46,087,586	63,338,321
Dividends and distributions reinvested:
Initial Class	348,926	68,952
Service Class	3,807,650	517,363
	4,156,576	586,315
Cost of shares redeemed:
Initial Class	(1,209,009)	(1,719,200)
Service Class	(4,830,082)	(19,500,077)
	(6,039,091)	(21,219,277)
Net increase (decrease) in net assets resulting from capital share transactions	44,205,071	42,705,359
Net increase (decrease) in net assets	50,380,236	48,666,502

Net assets:
Beginning of year	104,669,949	56,003,447
End of year	$155,050,185	$104,669,949
Undistributed (distributions in excess of) net investment income (loss)	$905,473	$1,460,038

Capital share transactions - shares:
Shares issued:
Initial Class	79,442	88,628
Service Class	4,006,735	5,938,795
	4,086,177	6,027,423
Shares reinvested:
Initial Class	30,933	6,643
Service Class	339,666	50,132
	370,599	56,775
Shares redeemed:
Initial Class	(107,144)	(161,926)
Service Class	(430,978)	(1,843,568)
	(538,122)	(2,005,494)

Net increase (decrease) in shares outstanding:
Initial Class	3,231	(66,655)
Service Class	3,915,423	4,145,359
	3,918,654	4,078,704

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014	December 31, 2013		December 31, 2012		December 31, 2011		December 31, 2010
Net asset value, beginning of year	$10.97	$10.19		$10.17		$11.11		$11.43
Investment operations:
Net investment income (loss) (A)	0.05	0.04		0.08	(B)	0.16	(B)	0.21	(B)
Net realized and unrealized gain (loss)	0.92	0.82		0.09		(0.95)		(0.43)
Total investment operations	0.97	0.86		0.17		(0.79)		(0.22)
Distributions:
Net investment income	(0.16)	(0.08)		(0.15)		(0.15)		(0.06)
Net realized gains	(0.23)	—		—		—		(0.04)
Total distributions	(0.39)	(0.08)		(0.15)		(0.15)		(0.10)
Net asset value, end of year	$11.55	$10.97		$10.19		$10.17		$11.11
Total return (C)	8.93%	8.44%		1.70%		(7.15)%		(1.85)%
Ratio and supplemental data:
Net assets end of year (000’s)	$10,581	$10,011		$9,979		$9,521		$9,743
Expenses to average net assets
After (waiver/reimbursement) recapture	0.92%	0.92%		0.98	%(D)	1.00	%(D)	1.00	%(D)
Before (waiver/reimbursement) recapture	0.89%	0.96%		1.02	%(D)	1.00	%(D)	1.06	%(D)
Net investment income (loss) to average net assets	0.48%	0.42%		0.76%		1.49%		1.94%
Portfolio turnover rate	31%	72	%(E)	1,003	%(F)	1,059	%(F)	1,006	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.
(F)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013		December 31, 2012		December 31, 2011		December 31, 2010
Net asset value, beginning of year	$10.90	$10.14		$10.11		$11.07		$11.42
Investment operations:
Net investment income (loss) (A)	0.03	0.02		0.05	(B)	0.14	(B)	0.18	(B)
Net realized and unrealized gain (loss)	0.91	0.80		0.10		(0.96)		(0.43)
Total investment operations	0.94	0.82		0.15		(0.82)		(0.25)
Distributions:
Net investment income	(0.14)	(0.06)		(0.12)		(0.14)		(0.06)
Net realized gains	(0.23)	—		—		—		(0.04)
Total distributions	(0.37)	(0.06)		(0.12)		(0.14)		(0.10)
Net asset value, end of year	$11.47	$10.90		$10.14		$10.11		$11.07
Total return (C)	8.72%	8.16%		1.53%		(7.46)%		(2.12)%
Ratio and supplemental data:
Net assets end of year (000’s)	$144,469	$94,659		$46,024		$39,790		$34,640
Expenses to average net assets
After (waiver/reimbursement) recapture	1.18%	1.17%		1.23	%(D)	1.25	%(D)	1.25	%(D)
Before (waiver/reimbursement) recapture	1.14%	1.21%		1.27	%(D)	1.25	%(D)	1.31	%(D)
Net investment income (loss) to average net assets	0.23%	0.18%		0.52%		1.25%		1.71%
Portfolio turnover rate	31%	72	%(E)	1,003	%(F)	1,059	%(F)	1,006	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.
(F)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical - Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2014, if any, are listed in the Schedule of Investments.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask price (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying investment. Writing put options tends to increase exposure to the underlying investment. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2014, if any, are listed in the Schedule of Investments.

Transactions in written options were as follows:

	Premiums	Contracts
Balance at December 31, 2013	$1,452	4
Sales	—	—
Closing Buys	—	—
Expirations	(1,452)	(4)
Exercised	—	—

Balance at December 31, 2014	$—	—

Transactions in written swaptions were as follows:

	Premiums	Notional Amount	Notional Amount
Balance at December 31, 2013	$82,197	$29,960,000	EUR	2,800,000
Sales	9,000	3,600,000		—
Closing Buys	(18,086)	(17,600,000)
Expirations	(49,081)	(14,700,000)		(2,600,000)
Exercised	(1,452)	—		(200,000)

Balance at December 31, 2014	$22,578	$1,260,000	EUR	—

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Futures contracts: The Portfolio is subject to equity and commodity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Open futures contracts at December 31, 2014, if any, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is shown on the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be executed in multilateral or other trade facility platforms, such as a registered exchange (“centrally cleared swaps”). Centrally cleared swaps listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swaps the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, variance, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses in the Statement of Operations.

Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swaps, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps is disclosed in the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity, equity, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements at December 31, 2014, if any, are listed in the Schedule of Investments. The centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded by the Portfolio, if applicable, and is shown on the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2014, if any, are listed in the Schedule of Investments. The value, as applicable, is shown on the Statement of Assets and Liabilities.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuation.

TBA commitments held at December 31, 2014, if any, are identified in the Schedule of Investments. Open balances at December 31, 2014, if any, are included in the payable or receivable for investments purchased or sold in the Statement of Assets and Liabilities.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Open when-issued securities at December 31, 2014, if any, are identified in the Schedule of Investments. Open trades, if any, are reflected as When-issued securities purchased in the Statement of Assets and Liabilities.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities at December 31, 2014, if any, are identified in the Schedule of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2014.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models based that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include TBA securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $750 million	0.76%
Over $750 million up to $1.5 billion	0.75%
Over $1.5 billion	0.72%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.92%	May 1, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, the amount waived/reimbursed by TAM was $19,135. During the year ended December 31, 2014, the amount recaptured by TAM was $59,881.

The following amounts are available for recapture by TAM as of December 31, 2014:

Amount Available	Year Reimbursed
$ 1,323	2013
19,135	2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$7,789,985	$ 26,668,484	$1,335,259	$ 21,583,667

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2013	Ending number of positions at December 31, 2014	Average number of positions (A)
Futures contracts	6	4	6
Purchased options and swaptions	2	2	2
Written options and swaptions	12	1	2
Swap agreements	5	6	6
Forward foreign currency contracts	—	3	3	(B)

(A)	Calculated based on positions held at each month end during the current year.
(B)	There were no open positions at the beginning and/or the end of the year, however the Portfolio periodically invested in this type of derivative instrument during the year.

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Total
Asset derivatives
Purchased options and swaptions (A) (B)	$3,698	$—	$—	$1,810,740	$1,814,438
Net unrealized appreciation on futures contracts (B) (C)	2,101	—	—	1,381,343	1,383,444
Centrally cleared swap agreements, at value (B) (D)	43,292	—	2,299,002	—	2,342,294
Unrealized appreciation on forward foreign currency contracts	—	16,215	—	—	16,215
Total gross amount of assets (E)	$49,091	$16,215	$2,299,002	$3,192,083	$5,556,391
Liability derivatives
Written options and swaptions (B)	$(9,493)	$—	$—	$—	$(9,493)
Centrally cleared swap agreements, at value (B) (D)	(32,181)	—	—	—	(32,181)
OTC swap agreements, at value	—	—	—	(271,887)	(271,887)
Unrealized depreciation on forward foreign currency contracts	—	(1,554)	—	—	(1,554)
Total gross amount of liabilities (E)	$(41,674)	$(1,554)	$—	$(271,887)	$(315,115)

(A)	Included within Investments, at value on the Statements of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	Included within fair value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s valuation margin is reported within the Statement of Assets and Liabilities.
(E)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Gross Amounts Not Offset in the Statement of Assets and Liabilities as of December 31, 2014:

The following table presents the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged for forward foreign currency transactions, option contracts and swap agreements as of December 31, 2014. See Repurchase agreement note for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities (A)	Value Available for Offset	Collateral Received (B)	Net Amount
Bank of America, N.A.	$1,526	$(1,526)	$—	$—
BNP Paribas	3,698	(3,698)	—	—
Credit Suisse International	14,689	—	—	14,689
Other Derivatives (C)	5,536,478	—	—	5,536,478
Total assets	$5,556,391	$(5,224)	$—	$5,551,167

Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities (A)	Value Available for Offset	Collateral Pledged (B)	Net Amount
Bank of America, N.A.	$1,554	$(1,526)	$—	$28
BNP Paribas	9,493	(3,698)	—	5,795
Goldman Sachs International	271,887	—	(186,958)	84,929
Other Derivatives (C)	32,181	—	—	32,181
Total liabilities	$315,115	$(5,224)	$(186,958)	$122,933

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

For non-exchange-traded derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Total
Net realized gain (loss) on:
Purchased options and swaptions (A)	$(3,330)	$—	$—	$(1,417,812)	$(1,421,142)
Futures contracts	41,495	—	—	5,923,990	5,965,485
Written options and swaptions	61,578	—	—	—	61,578
Swap agreements	11,076	—	1,293,447	(129,912)	1,174,611
Forward foreign currency contracts (B)	—	180,796	—	—	180,796
Total Net realized gain (loss)	110,819	180,796	1,293,447	4,376,266	5,961,328
Net change in unrealized appreciation (depreciation) on:
Purchased options and swaptions (C)	(42,462)	—	—	186,674	144,212
Futures contracts	42,162	—	—	(83,950)	(41,788)
Written options and swaptions	44,548	—	—	—	44,548
Swap agreements	17,241	—	(211,028)	(331,442)	(525,229)
Forward foreign currency transactions (D)	—	14,661	—	—	14,661
Total Net change in unrealized appreciation (depreciation)	61,489	14,661	(211,028)	(228,718)	(363,596)
Total	$172,308	$195,457	$1,082,419	$4,147,548	$5,597,732

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statement of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statement of Operations.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

(C)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statement of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

NOTE 6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, swaps, foreign currency transactions, paydown gain/loss, futures contracts, and option contracts.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to foreign currency gain/loss, paydown gain/loss and swaps. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (distributions in excess of) net investment income (loss)	678,942
Accumulated net realized gain (loss)	(678,942)

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$1,543,414
Long-Term Capital Gain	2,613,162
2013 Distributions paid from:
Ordinary Income	$586,315
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$3,127,782
Undistributed Long-Term Capital Gain	2,835,390
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	2,569,350

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 7. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica PIMCO Tactical - Conservative VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica PIMCO Tactical - Conservative (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica PIMCO Tactical - Conservative VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Conservative VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $2,613,162 for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Growth VP

(unaudited)

MARKET ENVIRONMENT

Both uncertainty and volatility increased at the start of 2014 amid geopolitical tensions and weak economic data. An uncharacteristically cold winter took a toll on economic data in the U.S., resulting in a weak first quarter U.S. gross domestic product rate of (2.90)%. On the global front, rising geopolitical tensions between Russia and Ukraine at the outset of the year led to volatile swings in financial markets, particularly in equities. The situation calmed in the months following as Russia acknowledged the legitimacy of the newly elected Ukrainian President and continued to engage in cease-fire negotiations.

Central banks across the globe continued their accommodative stance during the first half of the year. Despite the weak first quarter, the U.S. Federal Reserve (“Fed”) continued tapering its asset purchases and remained on track to conclude their purchases by year-end. The Fed also took considerable steps to strengthen its forward guidance on the policy rate. In Fed Chair Janet Yellen’s first statement in March, the Fed dropped references to a 6.50% unemployment target and placed greater emphasis on inflation and other “measures of labor market conditions” as more appropriate barometers for determining the timing of the first interest rate hike. In Europe, the European Central Bank announced new easing measures, including a historic negative rate on deposits, policy rate cut, and targeted long-term refinancing operations to spur business lending.

Financial markets, despite the volatility early on, ended the first half of the year in positive territory. Improving global economic data in the second quarter, supportive central banks, and easing of global political risks led to sizable market gains overall with the S&P 500® hitting an all-time high. Global fixed income markets also posted strong returns with the Barclays U.S. Aggregate Bond Index returning 3.93%, benefitting from rate declines across most maturities and investors beginning to embrace the view that policy rates would remain lower than historical norms suggested.

Far from the typical summer lull, the third quarter was marked by geopolitical tension and diverging markets. Most developed market government yields were led lower by easy central bank policies, while credit market yields backed up. Equity markets somersaulted their way to modest gains in the U.S., but were flat or slightly negative in many other regions as economic data varied. U.S. growth became more sure-footed, but the Eurozone recovery sputtered and growth decelerated in parts of Asia. In addition to headline volatility around central bank actions and the Scottish independence referendum, geopolitical tensions flared in Ukraine and the Middle East.

Evidence of global growth divergence was further borne out in the final quarter of 2014, but the most defining event of the quarter was the sharp decline in oil prices and accompanying market volatility. Growth in the U.S. exceeded expectations and handily outpaced its peers in the developed world, especially Japan and Europe, which continued to struggle. Meanwhile, oil prices plunged nearly 40% as still weak global growth brought concerns about oil demand and OPEC’s decision not to cut production led to a supply glut. The uneven growth and drop in oil led to bouts of market volatility that dissipated quickly but still managed to leave certain risk sectors bruised. Core bonds in developed markets rallied over the quarter as weak growth and lower oil prices kept many central banks in easing mode.

PERFORMANCE

For the year ended December 31, 2014, Transamerica PIMCO Tactical - Growth VP, Initial Class returned 6.63%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica PIMCO Tactical - Growth VP Blended Benchmark (“blended benchmark”), returned 13.69% and 8.93%, respectively.

The blended benchmark is comprised of the S&P 500® 50%, the Barclays U.S. Government/Credit Bond Index 24%, the MSCI Europe, Australasia, Far East Index 15%, the Barclays Long Government/Credit Index 6%, and the Russell 2000® Index 5%.

STRATEGY REVIEW

Despite short bouts of volatility, market turbulence on the whole was relatively subdued and most equity markets posted strong returns for the year. The Portfolio maintained an overweight to equities, obtained via exposure to S&P 500® futures. Equity exposure, net of an allocation to tail risk hedging strategies, was modestly negative for the year. On the fixed income allocation, the Portfolio maintained a defensive posture against the longer-dated maturities, which detracted from returns as the U.S. yield curve flattened. An allocation to non-Agency mortgages added to returns given positive supply technicals and strong demand. An overall underweight to corporate bonds added to relative returns as the sector underperformed on widening spreads. Finally, modest exposure to emerging market external debt detracted from returns as spreads widened during the year.

Over the year the Portfolio used derivatives. These positions positively contributed to performance.

Vineer Bhansali

Josh Thimons

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	6.63%	2.15%	4.46%	05/01/2009
S&P 500® (A) (B)	13.69%	15.45%	18.83%
Transamerica PIMCO Tactical - Growth VP Blended Benchmark (A) (B) (C) (D) (E) (F)	8.93%	11.35%	14.08%
Service Class	6.39%	1.89%	4.20%	05/01/2009

(A) The Transamerica PIMCO Tactical - Growth VP Blended Benchmark is composed of the following benchmarks: S&P 500® 50%, Barclays U.S. Government/Credit Index 24%, MSCI Europe, Australasia, Far East Index 15%, Barclays Long Government/Credit Index 6% and the Russell 2000® Index 5%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

(B) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(C) The Barclays U.S. Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The Barclays Long Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(E) The MSCI Europe, Australasia, Far East Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. The underlying portfolios invest their assets in various underlying equity derivatives; their ability to achieve their investment objectives depends largely on the performance of the underlying equity derivatives in which they invest. There can be no assurance that the investment objectives of any underlying equity derivatives will be achieved.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,014.90	$4.77	$1,020.50	$4.79	0.94%
Service Class	1,000.00	1,014.00	6.09	1,019.20	6.11	1.20

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Short-Term U.S. Government Agency Obligations	46.6%
U.S. Government Obligations	21.3
Repurchase Agreement	13.2
U.S. Government Agency Obligations	8.1
Corporate Debt Securities	6.4
Securities Lending Collateral	2.7
Purchased Option	2.1
Short-Term U.S. Government Obligations	1.5
Asset-Backed Securities	0.6
Municipal Government Obligations	0.4
Foreign Government Obligations	0.3
Mortgage-Backed Securities	0.3
Purchased Swaption	0.0 *
Net Other Assets (Liabilities) ^	(3.5)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, securities sold short, TBA short commitments, and cash collateral.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 21.3%
U.S. Treasury Bond
2.75%, 08/15/2042 (A)	$ 7,900,000	$ 7,897,535
3.13%, 08/15/2044 (B)	600,000	645,937
3.38%, 05/15/2044	200,000	225,156
U.S. Treasury Note
0.13%, 04/30/2015 (C) (D)	11,635,000	11,637,723
0.25%, 01/15/2015 (A) (C) (D)	5,800,000	5,800,000
0.25%, 02/28/2015 - 03/31/2015	1,100,000	1,100,332
1.00%, 08/31/2019 (C)	1,600,000	1,556,374
1.63%, 08/15/2022 (A)	9,200,000	8,948,435
2.00%, 10/31/2021	2,400,000	2,406,187
2.13%, 06/30/2021 (A)	1,500,000	1,518,164
2.38%, 08/15/2024	1,100,000	1,120,368
2.50%, 05/15/2024	500,000	515,078

Total U.S. Government Obligations (Cost $41,820,009)		43,371,289

U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.1%
Federal Home Loan Mortgage Corp.
1.25%, 10/02/2019	7,525,000	7,362,242
2.38%, 01/13/2022	4,500,000	4,546,323
Federal National Mortgage Association
0.88%, 10/26/2017	900,000	892,393
1.88%, 09/18/2018	1,800,000	1,829,299
4.50%, 03/01/2039 - 02/01/2041	607,342	660,831
4.50%, TBA	1,000,000	1,083,594
Financing Corp., PO
Series 2011-75, Class FA
05/11/2018	200,000	190,171

Total U.S. Government Agency Obligations (Cost $16,221,542)		16,564,853

FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
Province of Ontario Canada
1.65%, 09/27/2019 (B)	600,000	593,094
Russian Foreign Bond - Eurobond
7.50%, 03/31/2030, Reg S (B) (E)	65,500	67,924

Total Foreign Government Obligations (Cost $679,540)		661,018

MORTGAGE-BACKED SECURITIES - 0.3%
Banc of America Commercial Mortgage Trust Series 2006-6, Class A2 5.31%, 10/10/2045	14,505	14,511
Bear Stearns Alt-A Trust Series 2005-5, Class 1A1 0.61%, 07/25/2035 (F)	47,679	46,684
Commercial Mortgage Trust Series 2007-GG9, Class A2 5.38%, 03/10/2039	125,571	125,925
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-AR7, Class 2A1 2.71%, 11/25/2034 (F)	135,880	139,762

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
DBRR Trust Series 2013-EZ2, Class A 0.85%, 02/25/2045, 144A (F)	$ 52,883	$ 52,874
Morgan Stanley Bank of America Merrill Lynch Trust, IO Series 2013-C8, Class XA 1.48%, 12/15/2048 (F)	973,650	60,635
WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR4, Class A5 2.37%, 04/25/2035 (F)	99,839	98,056

Total Mortgage-Backed Securities (Cost $522,187)		538,447

ASSET-BACKED SECURITIES - 0.6%
American Express Credit Account Master Trust Series 2012-5, Class A 0.59%, 05/15/2018	200,000	199,946
FFMLT Trust Series 2005-FF2, Class M4 1.05%, 03/25/2035 (F)	300,000	272,739
Fore CLO, Ltd. Series 2007-1A, Class A1A 0.48%, 07/20/2019, 144A (F)	55,749	55,654
Mercedes-Benz Auto Receivables Trust Series 2014-1, Class A2 0.43%, 02/15/2017	100,000	99,905
Morgan Stanley Home Equity Loan Trust Series 2005-3, Class M2 0.64%, 08/25/2035 (F)	100,000	96,220
Northstar Education Finance, Inc. Series 2012-1, Class A 0.87%, 12/26/2031, 144A (F)	110,106	110,573
SLC Private Student Loan Trust Series 2006-A, Class A5 0.40%, 07/15/2036 (F)	157,827	156,565
SLM Private Credit Student Loan Trust Series 2006-B, Class A4 0.42%, 03/15/2024 (F)	75,492	74,816
SLM Private Education Loan Trust Series 2012-E, Class A1 0.91%, 10/16/2023, 144A (F)	38,959	39,069
SLM Student Loan Trust Series 2004-10, Class A5A 0.63%, 04/25/2023, 144A (F)	124,728	124,783

Total Asset-Backed Securities (Cost $1,178,548)		1,230,270

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.4%
Bay Area Toll Authority, Revenue Bonds Series S1 6.92%, 04/01/2040	100,000	140,307
Los Angeles Community College District, General Obligation Unlimited 6.60%, 08/01/2042	100,000	141,774
Port Authority of New York & New Jersey, Revenue Bonds 4.46%, 10/01/2062	100,000	105,534

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
State of California, General Obligation Unlimited 7.35%, 11/01/2039	$ 150,000	$ 221,439
Utah State Board of Regents, Revenue Bonds Series 1 0.91%, 12/26/2031 (F)	104,642	105,181

Total Municipal Government Obligations (Cost $688,238)		714,235

CORPORATE DEBT SECURITIES - 6.4%
Airlines - 0.0% (G)
Southwest Airlines Co. 2.75%, 11/06/2019 (B)	10,000	10,046

Automobiles - 0.0% (G)
Toyota Motor Credit Corp. 0.52%, 05/17/2016 (F)	100,000	100,192

Banks - 1.2%
Bank of Montreal Series MTN 2.55%, 11/06/2022 (B)	80,000	78,468
BPCE SA 4.63%, 07/11/2024, 144A (B)	300,000	291,256
Commonwealth Bank of Australia 0.51%, 09/08/2017, 144A (F) (H)	400,000	399,770
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 4.50%, 01/11/2021	80,000	87,996
HSBC Holdings PLC 5.10%, 04/05/2021	80,000	90,432
HSBC USA, Inc.
0.84%, 11/13/2019 (F)	240,000	239,994
2.38%, 11/13/2019	120,000	119,965
Manufacturers & Traders Trust Co. 2.25%, 07/25/2019 (B)	250,000	249,395
Mizuho Bank, Ltd. 3.60%, 09/25/2024, 144A (H)	200,000	203,216
Sberbank of Russia Via SB Capital SA 5.18%, 06/28/2019, Reg S	200,000	177,000
Toronto-Dominion Bank 0.47%, 05/02/2017 (B) (F)	300,000	299,233
Westpac Banking Corp. 1.01%, 09/25/2015 (F)	300,000	301,575

		2,538,300

Biotechnology - 0.2%
Amgen, Inc.
3.63%, 05/22/2024 (B)	100,000	101,644
4.50%, 03/15/2020	200,000	218,436

		320,080

Building Products - 0.0% (G)
Owens Corning 4.20%, 12/01/2024 (B)	10,000	9,869

Capital Markets - 0.5%
Goldman Sachs Group, Inc.
0.70%, 03/22/2016 (F)	300,000	299,331
6.15%, 04/01/2018 (B)	80,000	89,794
Series MTN
3.85%, 07/08/2024 (B)	100,000	102,560

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Morgan Stanley Series MTN 6.63%, 04/01/2018 (B)	$ 100,000	$ 113,904
UBS AG
Series MTN
0.61%, 08/14/2017 (F)	250,000	250,575
2.38%, 08/14/2019	250,000	249,985

		1,106,149

Commercial Services & Supplies - 0.1%
ADT Corp. 4.13%, 06/15/2023 (B)	20,000	18,100
Eaton Corp. 2.75%, 11/02/2022 (B)	125,000	122,800

		140,900

Consumer Finance - 0.3%
American Express Credit Corp.
Series MTN
0.72%, 08/15/2019 (F)	400,000	397,101
2.25%, 08/15/2019 (B)	100,000	100,016
PACCAR Financial Corp. Series MTN 0.50%, 02/08/2016 (F)	130,000	130,146

		627,263

Diversified Financial Services - 0.6%
Bank of America Corp.
Series MTN
0.84%, 08/25/2017 (F)	150,000	149,838
6.88%, 04/25/2018	80,000	91,886
Bank of America NA 0.65%, 05/08/2017 (F)	250,000	249,586
Ford Motor Credit Co. LLC 0.76%, 09/08/2017 (F)	300,000	297,934
General Electric Capital Corp. 0.84%, 12/11/2015 (F)	120,000	120,549
Helios Leasing I LLC 1.56%, 09/28/2024	82,723	78,829
JPMorgan Chase & Co. 3.25%, 09/23/2022	100,000	100,583
Tagua Leasing LLC 1.58%, 11/16/2024	84,714	80,780

		1,169,985

Diversified Telecommunication Services - 0.6%
AT&T, Inc.
0.62%, 02/12/2016 (F)	200,000	199,997
0.68%, 03/30/2017 (F)	300,000	299,867
Verizon Communications, Inc.
0.64%, 06/09/2017 (F)	300,000	299,409
1.01%, 06/17/2019 (B) (F)	100,000	100,518
1.77%, 09/15/2016 (F)	300,000	305,439
4.50%, 09/15/2020 (B)	100,000	108,576

		1,313,806

Electric Utilities - 0.2%
Duke Energy Corp.
0.64%, 04/03/2017 (B) (F)	100,000	100,134
3.75%, 04/15/2024 (B)	100,000	104,022

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Duke Energy Progress, Inc. 0.44%, 03/06/2017 (F)	$ 100,000	$ 99,696
FirstEnergy Corp. 2.75%, 03/15/2018	50,000	50,386
Niagara Mohawk Power Corp. 4.12%, 11/28/2042, 144A	100,000	105,334

		459,572

Electrical Equipment - 0.0% (G)
Schneider Electric SE 2.95%, 09/27/2022, 144A	75,000	75,392

Electronic Equipment, Instruments & Components - 0.0% (G)
Thermo Fisher Scientific, Inc. 3.30%, 02/15/2022	20,000	20,033

Energy Equipment & Services - 0.0% (G)
DCP Midstream Operating, LP 2.70%, 04/01/2019	100,000	97,890

Health Care Equipment & Supplies - 0.1%
Becton Dickinson and Co.
0.69%, 06/15/2016 (F)	230,000	230,055
3.73%, 12/15/2024 (B)	20,000	20,592
Medtronic, Inc. 3.50%, 03/15/2025, 144A	50,000	51,148

		301,795

Health Care Providers & Services - 0.2%
Aetna, Inc. 3.50%, 11/15/2024 (B)	10,000	10,165
McKesson Corp. 0.64%, 09/10/2015 (F)	100,000	100,031
UnitedHealth Group, Inc. 2.88%, 12/15/2021 (B)	230,000	232,617

		342,813

Hotels, Restaurants & Leisure - 0.1%
Carnival Corp. 1.20%, 02/05/2016	200,000	199,884

Industrial Conglomerates - 0.2%
General Electric Co.
2.70%, 10/09/2022 (B)	200,000	200,081
4.50%, 03/11/2044 (B)	100,000	109,922

		310,003

Insurance - 0.3%
First American Financial Corp. 4.60%, 11/15/2024	10,000	10,139
Metropolitan Life Global Funding I 2.30%, 04/10/2019, 144A (B)	300,000	301,135
New York Life Global Funding 1.13%, 03/01/2017, 144A	100,000	99,776
Reliance Standard Life Global Funding II 2.50%, 04/24/2019, 144A (B)	100,000	100,461

		511,511

Internet & Catalog Retail - 0.1%
Amazon.com, Inc.
2.50%, 11/29/2022 (B)	100,000	94,651
3.30%, 12/05/2021 (B)	20,000	20,274

		114,925

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media - 0.1%
21st Century Fox America, Inc. 3.70%, 09/15/2024, 144A (B) (H)	$ 200,000	$ 205,725
Sky PLC 3.13%, 11/26/2022, 144A (B)	40,000	39,179

		244,904

Multi-Utilities - 0.0% (G)
Sempra Energy 2.88%, 10/01/2022 (B)	75,000	73,724

Oil, Gas & Consumable Fuels - 0.4%
BP Capital Markets PLC 3.54%, 11/04/2024	47,000	46,733
Canadian Natural Resources, Ltd. 0.63%, 03/30/2016 (F)	100,000	99,822
Devon Energy Corp. 0.69%, 12/15/2015 (B) (F)	100,000	100,044
Dolphin Energy, Ltd. 5.50%, 12/15/2021, Reg S	200,000	225,100
Petroleos Mexicanos 6.00%, 03/05/2020 (B)	100,000	112,250
Rosneft Finance SA Series MTN 7.88%, 03/13/2018, Reg S	100,000	92,176
Statoil ASA 2.45%, 01/17/2023	125,000	119,229

		795,354

Pharmaceuticals - 0.2%
AbbVie, Inc.
0.99%, 11/06/2015 (F)	200,000	200,619
2.90%, 11/06/2022 (B)	150,000	147,679
Johnson & Johnson 0.31%, 11/28/2016 (F)	100,000	100,073

		448,371

Real Estate Investment Trusts - 0.1%
Alexandria Real Estate Equities, Inc. 4.50%, 07/30/2029 (B)	100,000	102,403
iStar Financial, Inc. 4.00%, 11/01/2017	100,000	97,250

		199,653

Road & Rail - 0.1%
Aviation Capital Group Corp. 3.88%, 09/27/2016, 144A	100,000	102,518
Burlington Northern Santa Fe LLC 3.00%, 03/15/2023 (B)	100,000	99,681

		202,199

Software - 0.2%
Oracle Corp.
0.74%, 10/08/2019 (B) (F)	200,000	200,654
2.80%, 07/08/2021	100,000	101,244
4.30%, 07/08/2034 (B)	100,000	107,067

		408,965

Specialty Retail - 0.1%
QVC, Inc. 4.85%, 04/01/2024 (B)	100,000	101,828

Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc.
0.53%, 05/06/2019 (F)	300,000	300,122
3.45%, 05/06/2024 (B)	100,000	104,726

		404,848

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Tobacco - 0.1%
Reynolds American, Inc. 4.85%, 09/15/2023 (B)	$ 100,000	$ 107,637

Transportation Infrastructure - 0.1%
Sydney Airport Finance Co. Pty, Ltd. 3.90%, 03/22/2023, 144A	100,000	102,873

Wireless Telecommunication Services - 0.1%
T-Mobile USA, Inc.
6.00%, 03/01/2023 (B)	22,000	22,055
6.38%, 03/01/2025 (B)	22,000	22,352
VimpelCom Holdings BV 5.20%, 02/13/2019, 144A	200,000	162,000

		206,407

Total Corporate Debt Securities (Cost $13,104,448)		13,067,171

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.5%
U.S. Treasury Bill
0.02%, 01/08/2015 (A) (C) (D) (I)	431,000	430,998
0.03%, 01/02/2015 (I)	1,900,000	1,899,999
0.05%, 02/26/2015 (A) (C) (I)	669,000	668,951

Total Short-Term U.S. Government Obligations (Cost $2,999,948)		2,999,948

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 46.6%
Federal Farm Credit Discount Notes 0.11%, 03/31/2015 (I)	400,000	399,891
Federal Home Loan Bank Discount Notes
0.04%, 01/28/2015 (I)	900,000	899,973
0.05%, 01/09/2015 (I)	1,400,000	1,399,984
0.07%, 03/25/2015 (I)	4,300,000	4,299,356
0.08%, 03/18/2015 (I)	900,000	899,848
0.09%, 02/18/2015 - 03/13/2015 (I)	7,400,000	7,398,763
0.10%, 02/04/2015 - 03/06/2015 (I)	18,200,000	18,197,121
0.12%, 05/08/2015 - 05/19/2015 (I)	3,000,000	2,998,684
0.13%, 02/25/2015 (I)	15,300,000	15,296,961
0.17%, 09/04/2015 - 09/09/2015 (I)	700,000	699,178
Federal Home Loan Mortgage Corp. Discount Notes
0.07%, 04/01/2015 - 04/28/2015 (I)	13,600,000	13,597,095
0.08%, 05/05/2015 (I)	6,400,000	6,398,347
0.09%, 02/17/2015 - 03/19/2015 (I)	11,000,000	10,998,724
0.10%, 02/19/2015 (I)	300,000	299,961
0.11%, 03/19/2015 (I)	1,500,000	1,499,663
0.12%, 05/27/2015 (I)	700,000	699,659
0.13%, 06/09/2015 (I)	1,600,000	1,599,081
0.15%, 07/07/2015 (I)	400,000	399,688
Federal National Mortgage Association Discount Notes
0.08%, 02/11/2015 (I)	100,000	99,991
0.10%, 02/17/2015 (I)	200,000	199,974
0.11%, 03/02/2015 - 03/16/2015 (I)	4,500,000	4,499,052
0.14%, 06/01/2015 (I)	900,000	899,472
0.15%, 07/01/2015 (I)	1,200,000	1,199,095

Total Short-Term U.S. Government Agency Obligations (Cost $94,879,561)		94,879,561

	Contracts	Value
PURCHASED OPTION - 2.1%
Put Option - 2.1%
S&P 500 Index Index Value $1,750.00 Expires 12/19/2015	687	$ 4,245,660

Total Purchased Option (Cost $4,083,554)		4,245,660

	Notional Amount	Value
PURCHASED SWAPTION - 0.0% (G)
Put Option - 0.0% (G)
OTC - If exercised the Series receives floating 3 month LIBOR, and pays 3.45%, European Style (H) Expires 09/21/2015 Counterparty: BNP	$ 150,000	1,849

Total Purchased Swaption (Cost $11,845)		1,849

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.7%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (I)	5,426,682	5,426,682

Total Securities Lending Collateral (Cost $5,426,682)		5,426,682

	Principal	Value
REPURCHASE AGREEMENT - 13.2%
State Street Bank & Trust Co. 0.01% (I), dated 12/31/2014, to be repurchased at $26,890,311 on 01/02/2015. Collateralized by U.S. Government Agency Obligations, 3.00% - 4.00%, due 09/25/2039 - 05/15/2040, and with a total value of $27,428,656.	$ 26,890,296	26,890,296

Total Repurchase Agreement (Cost $26,890,296)		26,890,296

Total Investments (Cost $208,506,398) (J)		210,591,279
Net Other Assets (Liabilities) - (3.5)%		(7,108,225)

Net Assets - 100.0%		$ 203,483,054

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

WRITTEN SWAPTIONS ON INTEREST RATE SWAP AGREEMENTS:
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums Paid (Received)	Value
Put - OTC 5-Year	BNP	3-Month USD-LIBOR BBA	Pay	2.50%	09/21/2015	$630,000	$(11,289)	$(4,746)

CENTRALLY CLEARED SWAP AGREEMENTS: (K)

Credit Default Swap Agreements on Credit Indices - Sell Protection (L)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Notional Amount (M)	Fair Value (N)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North American Investment Grade Index - Series 20	1.00%	06/20/2018	$4,300,000	$84,054	$39,377	$44,677
North American Investment Grade Index - Series 23	1.00	12/20/2019	83,100,000	1,352,152	1,321,076	31,076

Total				$1,436,206	$1,360,453	$75,753

Interest Rate Swap Agreements - Fixed Rate Receivable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	2.65%	07/31/2023	$ 200,000	$9,530	$(1,132)	$10,662
6-Month EUR-EURIBOR	1.25	09/13/2018	EUR 270,000	12,985	(716)	13,701

Total				$22,515	$(1,848)	$24,363

Interest Rate Swap Agreements - Fixed Rate Payable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
6-Month EUR-EURIBOR	2.00%	01/29/2024	EUR 100,000	$(16,090)	$(666)	$(15,424)

OVER THE COUNTER SWAP AGREEMENTS:

Total Return Swap Agreements - Payable (O)
Reference Entity	Floating Rate	Termination Date	Counterparty	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
iShares MSCI EAFE ETF	3-Month USD-LIBOR BBA	11/16/2015	GSC	494,100	$(1,081,508)	$0	$(1,081,508)

FUTURES CONTRACTS:
Description	Type	Number of Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note	Long	7	03/31/2015	$150
10-Year U.S. Treasury Note	Long	2	03/20/2015	1,605
Russell 2000 Mini Index	Long	84	03/20/2015	432,744
S&P 500 E-Mini Index	Long	1,175	03/20/2015	2,726,460

Total				$3,160,959

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BOA	01/05/2015	82,700,000	JPY	689,590	USD	$872	$—
BOA	02/03/2015	689,741	USD	82,700,000	JPY	—	(888)
CSFB	01/05/2015	698,857	USD	82,700,000	JPY	8,395	—

Total						$9,267	$(888)

SECURITY VALUATION:

Valuation Inputs (P)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
U.S. Government Obligations	$—	$43,371,289	$—	$43,371,289
U.S. Government Agency Obligations	—	16,564,853	—	16,564,853
Foreign Government Obligations	—	661,018	—	661,018
Mortgage-Backed Securities	—	538,447	—	538,447
Asset-Backed Securities	—	1,230,270	—	1,230,270
Municipal Government Obligations	—	714,235	—	714,235
Corporate Debt Securities	—	13,067,171	—	13,067,171
Short-Term U.S. Government Obligations	—	2,999,948	—	2,999,948
Short-Term U.S. Government Agency Obligations	—	94,879,561	—	94,879,561
Purchased Option	4,245,660	—	—	4,245,660
Purchased Swaption	—	1,849	—	1,849
Securities Lending Collateral	5,426,682	—	—	5,426,682
Repurchase Agreement	—	26,890,296	—	26,890,296

Total Investments	$9,672,342	$200,918,937	$—	$210,591,279

Derivative Financial Instruments
Credit Default Swap Agreements	$—	$1,436,206	$—	$1,436,206
Interest Rate Swap Agreements	—	22,515	—	22,515
Futures Contracts (Q)	3,160,959	—	—	3,160,959
Forward Foreign Currency Contracts (Q)	—	9,267	—	9,267

Total Derivative Financial Instruments	$3,160,959	$1,467,988	$—	$4,628,947

LIABILITIES
Derivative Financial Instruments
Written Swaptions on Interest Rate Swap Agreements	$—	$(4,746)	$—	$(4,746)
Interest Rate Swap Agreements	—	(16,090)	—	(16,090)
Total Return Swap Agreements	—	(1,081,508)	—	(1,081,508)
Forward Foreign Currency Contracts (Q)	—	(888)	—	(888)

Total Derivative Financial Instruments	$—	$(1,103,232)	$—	$(1,103,232)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security has been segregated by the custodian as collateral for centrally cleared swap agreements. Total value of securities segregated as collateral to cover centrally cleared swap agreements is $1,130,213.
(B)	All or a portion of the security is on loan. The value of all securities on loan is $5,313,779. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $5,955,466.
(D)	All or a portion of the security has been segregated by the custodian as collateral for open swap, swaptions and/or forward foreign currency contracts. Total value of securities segregated for open swap, swaptions and/or forward foreign currency contracts is $850,092.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(E)	Step bond. Coupon rate changes in increments to maturity; the rate disclosed is as of December 31, 2014. Maturity date disclosed is the ultimate maturity date.
(F)	Floating or variable rate security. Rate is disclosed as of December 31, 2014.
(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	Total aggregate value of illiquid securities is $810,560, representing 0.40% of the Portfolio’s net assets.
(I)	Rate disclosed reflects the yield at December 31, 2014.
(J)	Aggregate cost for federal income tax purposes is $208,733,890. Aggregate gross unrealized appreciation and depreciation for all securities is $2,047,597 and $190,208, respectively. Net unrealized appreciation for tax purposes is $1,857,389.
(K)	Cash in the amount of $438,000 has been segregated by the custodian as collateral for centrally cleared swap agreements.
(L)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(M)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(N)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(O)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(P)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(Q)	Derivative financial instrument valued at unrealized appreciation (depreciation).

DEFINITIONS:

144A	144A securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities aggregated $2,622,736, representing 1.29% of the Portfolio’s net assets.
BBA	British Bankers’ Association
BNP	BNP Paribas
BOA	Bank of America
CSFB	Credit Suisse First Boston
EAFE	Europe, Australia and Southeast Asia
ETF	Exchange-Traded Fund
EURIBOR	Euro InterBank Offered Rate
GSC	Goldman Sachs & Co.
IO	Interest only portion of STRIPS (Separate Trading of Registered Interest and Principal of Securities)
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OTC	Over the Counter
PO	Principal only portion of STRIPS (Separate Trading of Registered Interest and Principal of Securities)
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced

CURRENCY ABBREVIATIONS:

EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $181,616,102) (including securities loaned of $5,313,779)	$183,700,983
Repurchase agreement, at value (cost $26,890,296)	26,890,296
Cash on deposit with broker	438,000
Foreign currency, at value (cost $1,929)	1,850
Cash	68
Unrealized appreciation on forward foreign currency contracts	9,267
Receivables:
Shares sold	1,361,443
Investments sold	1,085,039
Interest	352,269
Net income from securities lending	991
Prepaid expenses	532

Total assets	213,840,738

Liabilities:
Payables and other liabilities:
Shares redeemed	13,759
Investments purchased	2,166,497
Investment advisory fees	142,684
Distribution and service fees	41,901
Administration fees	4,515
Transfer agent fees	442
Trustees fees	69
Audit and tax fees	14,662
Printing and shareholder reports fees	17,748
Variation margin payable on derivative financial instruments	1,441,318
Other	265
Collateral for securities on loan	5,426,682
Written options and swaptions, at value (premium received $11,289)	4,746
Unrealized depreciation on forward foreign currency contracts	888
OTC swap agreements, at value	1,081,508

Total liabilities	10,357,684

Net assets	$203,483,054

Net assets consist of:
Capital stock ($0.01 par value)	$176,086
Additional paid-in capital	194,255,347
Undistributed (distributions in excess of) net investment income (loss)	1,055,925
Accumulated net realized gain (loss)	3,731,753
Net unrealized appreciation (depreciation) on:
Investments	2,084,881
Futures contracts	3,160,959
Written options and swaptions	6,543
Swap agreements	(996,816)
Translation of assets and liabilities denominated in foreign currencies	8,376

Net assets	$203,483,054

Net assets by class:
Initial Class	$14,346,485
Service Class	189,136,569

Shares outstanding:
Initial Class	1,231,210
Service Class	16,377,357

Net asset value and offering price per share:
Initial Class	$11.65
Service Class	11.55

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Interest income (net of withholding taxes on foreign interest of $155)	$1,228,420
Net income from securities lending	13,901

Total investment income	1,242,321

Expenses:
Investment advisory fees	1,279,731
Distribution and service fees:
Service Class	369,639
Administration fees	40,498
Transfer agent fees	2,512
Trustees fees	5,987
Audit and tax fees	16,049
Custody fees	86,319
Legal fees	9,823
Printing and shareholder reports fees	9,236
Other	11,264

Total expenses	1,831,058

Portfolio expenses (waived/reimbursed) recaptured	75,411

Net expenses	1,906,469

Net investment income (loss)	(664,148)

Net realized gain (loss) on:
Investments	(2,961,487)
Futures contracts	11,231,418
Written options and swaptions	30,108
Swap agreements	137,696
Foreign currency transactions	103,149

Net realized gain (loss)	8,540,884

Net change in unrealized appreciation (depreciation) on:
Investments	3,092,907
Futures contracts	460,998
Written options and swaptions	23,877
Swap agreements	(1,381,607)
Translation of assets and liabilities denominated in foreign currencies	8,260

Net change in unrealized appreciation (depreciation)	2,204,435

Net realized and change in unrealized gain (loss)	10,745,319

Net increase (decrease) in net assets resulting from operations	$10,081,171

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$(664,148)	$(281,004)
Net realized gain (loss)	8,540,884	11,862,662
Net change in unrealized appreciation (depreciation)	2,204,435	1,207,200
Net increase (decrease) in net assets resulting from operations	10,081,171	12,788,858

Distributions to shareholders:
Net investment income:
Initial Class	(247,752)	(113,740)
Service Class	(2,677,743)	(584,377)
Total distributions from net investment income	(2,925,495)	(698,117)
Net realized gains:
Initial Class	(405,070)	—
Service Class	(4,656,945)	—
Total distributions from net realized gains	(5,062,015)	—
Total distributions to shareholders	(7,987,510)	(698,117)

Capital share transactions:
Proceeds from shares sold:
Initial Class	972,106	1,236,836
Service Class	73,510,025	70,225,577
	74,482,131	71,462,413
Dividends and distributions reinvested:
Initial Class	652,822	113,740
Service Class	7,334,688	584,377
	7,987,510	698,117
Cost of shares redeemed:
Initial Class	(1,584,008)	(1,970,841)
Service Class	(2,699,670)	(7,852,054)
	(4,283,678)	(9,822,895)
Net increase (decrease) in net assets resulting from capital share transactions	78,185,963	62,337,635
Net increase (decrease) in net assets	80,279,624	74,428,376

Net assets:
Beginning of year	123,203,430	48,775,054
End of year	$203,483,054	$123,203,430
Undistributed (distributions in excess of) net investment income (loss)	$1,055,925	$2,720,125

Capital share transactions - shares:
Shares issued:
Initial Class	84,101	116,497
Service Class	6,370,088	6,611,760
	6,454,189	6,728,257
Shares reinvested:
Initial Class	56,570	10,781
Service Class	641,144	55,708
	697,714	66,489
Shares redeemed:
Initial Class	(136,056)	(186,343)
Service Class	(237,285)	(742,365)
	(373,341)	(928,708)

Net increase (decrease) in shares outstanding:
Initial Class	4,615	(59,065)
Service Class	6,773,947	5,925,103
	6,778,562	5,866,038

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014	December 31, 2013		December 31, 2012		December 31, 2011		December 31, 2010
Net asset value, beginning of year	$11.45	$9.87		$9.85		$11.29		$11.52
Investment operations:
Net investment income (loss) (A)	(0.02)	(0.01)		0.03	(B)	0.14	(B)	0.19	(B)
Net realized and unrealized gain (loss)	0.77	1.68		0.07		(1.41)		(0.26)
Total investment operations	0.75	1.67		0.10		(1.27)		(0.07)
Distributions:
Net investment income	(0.21)	(0.09)		(0.08)		(0.17)		(0.10)
Net realized gains	(0.34)	—		—		—	(C)	(0.06)
Total distributions	(0.55)	(0.09)		(0.08)		(0.17)		(0.16)
Net asset value, end of year	$11.65	$11.45		$9.87		$9.85		$11.29
Total return (D)	6.63%	17.03%		0.98%		(11.37)%		(0.44)%
Ratio and supplemental data:
Net assets end of year (000’s)	$14,346	$14,042		$12,685		$13,192		$14,602
Expenses to average net assets
After (waiver/reimbursement) recapture	0.95%	0.95%		0.99	%(E)	1.00	%(E)	1.00	%(E)
Before (waiver/reimbursement) recapture	0.90%	1.00%		1.06	%(E)	1.01	%(E)	1.05	%(E)
Net investment income (loss) to average net assets	(0.18)%	(0.14)%		0.28%		1.23%		1.75%
Portfolio turnover rate	39%	75	%(F)	1,349	%(G)	1,351	%(G)	1,068	%(G)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies in which the Portfolio invests.
(F)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.
(G)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013		December 31, 2012		December 31, 2011		December 31, 2010
Net asset value, beginning of year	$11.37	$9.81		$9.79		$11.24		$11.50
Investment operations:
Net investment income (loss) (A)	(0.05)	(0.04)		—	(B)(C)	0.10	(B)	0.15	(B)
Net realized and unrealized gain (loss)	0.77	1.68		0.07		(1.40)		(0.25)
Total investment operations	0.72	1.64		0.07		(1.30)		(0.10)
Distributions:
Net investment income	(0.20)	(0.08)		(0.05)		(0.15)		(0.10)
Net realized gains	(0.34)	—		—		—	(C)	(0.06)
Total distributions	(0.54)	(0.08)		(0.05)		(0.15)		(0.16)
Net asset value, end of year	$11.55	$11.37		$9.81		$9.79		$11.24
Total return (D)	6.39%	16.81%		0.69%		(11.62)%		(0.70)%
Ratio and supplemental data:
Net assets end of year (000’s)	$189,137	$109,161		$36,090		$33,052		$32,897
Expenses to average net assets
After (waiver/reimbursement) recapture	1.20%	1.20%		1.24	%(E)	1.25	%(E)	1.25	%(E)
Before (waiver/reimbursement) recapture	1.15%	1.25%		1.31	%(E)	1.26	%(E)	1.29	%(E)
Net investment income (loss) to average net assets	(0.43)%	(0.39)%		0.03%		0.91%		1.42%
Portfolio turnover rate	39%	75	%(F)	1,349	%(G)	1,351	%(G)	1,068	%(G)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies in which the Portfolio invests.
(F)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.
(G)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical - Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2014, if any, are listed in the Schedule of Investments.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask price (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying investment. Writing put options tends to increase exposure to the underlying investment. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2014, if any, are listed in the Schedule of Investments.

Transactions in written options were as follows:

	Premiums	Contracts
Balance at December 31, 2013	$747	2
Sales	—	—
Closing Buys	—	—
Expirations	(747)	(2)
Exercised	—	—

Balance at December 31, 2014	$—	—

Transactions in written swaptions were as follows:

	Premiums	Notional Amount	Notional Amount
Balance at December 31, 2013	$39,346	$14,830,000		EUR 1,400,000
Sales	5,750	2,300,000		—
Closing Buys	(9,497)	(9,300,000)		—
Expirations	(23,584)	(7,200,000)		(1,300,000)
Exercised	(726)	—		(100,000)

Balance at December 31, 2014	$11,289	$630,000	EUR	—

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Futures contracts: The Portfolio is subject to equity and commodity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Open futures contracts at December 31, 2014, if any, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is shown on the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be executed in multilateral or other trade facility platforms, such as a registered exchange (“centrally cleared swaps”). Centrally cleared swaps listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swaps the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, variance, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses in the Statement of Operations.

Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swaps, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps is disclosed in the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity, equity, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements at December 31, 2014, if any, are listed in the Schedule of Investments. The centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded by the Portfolio, if applicable, and is shown on the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2014, if any, are listed in the Schedule of Investments. The value, as applicable, is shown on the Statement of Assets and Liabilities.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuation.

TBA commitments held at December 31, 2014, if any, are identified in the Schedule of Investments or Consolidated Schedule of Investments. Open balances at December 31, 2014, if any, are included in the payable or receivable for investments purchased or sold in the Statement of Assets and Liabilities.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Open when-issued securities at December 31, 2014, if any, are identified in the Schedule of Investments. Open trades, if any, are reflected as When-issued securities purchased in the Statement of Assets and Liabilities.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities at December 31, 2014, if any, are identified in the Schedule of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2014.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REIT”): Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs owned at December 31, 2014, if any, are identified in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models based that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include TBA securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $250 million	0.79%
Over $250 million up to $750 million	0.78%
Over $750 million up to $1.5 billion	0.76%
Over $1.5 billion	0.73%

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.95%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, the amount waived/reimbursed by TAM was $132. During the year ended December 31, 2014, the amount recaptured by TAM was $75,543. There were no additional amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$11,787,282	$ 19,066,601	$2,080,376	$ 23,332,996

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2013	Ending number of positions at December 31, 2014	Average number of positions (A)
Futures contracts	6	4	6
Purchased options and swaptions	2	2	2
Written options and swaptions	12	1	2
Swap agreements	5	6	6
Forward foreign currency contracts	—	3	3	(B)

(A)	Calculated based on positions held at each month end during the current year.
(B)	There were no open positions at the beginning and/or the end of the year, however the Portfolio periodically invested in this type of derivative instrument during the year.

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Total
Asset derivatives
Purchased options and swaptions (A)	$1,849	$—	$—	$4,245,660	$4,247,509
Net unrealized appreciation on futures contracts (B) (C)	1,755	—	—	3,159,204	3,160,959
Centrally cleared swap agreements, at value (B) (D)	22,515	—	1,436,206	—	1,458,721
Unrealized appreciation on forward foreign currency contracts	—	9,267	—	—	9,267
Total gross amount of assets (E)	$26,119	$9,267	$1,436,206	$7,404,864	$8,876,456
Liability derivatives
Written options and swaptions (B)	$(4,746)	$—	$—	$—	$(4,746)
Centrally cleared swap agreements, at value (B) (D)	(16,090)	—	—	—	(16,090)
OTC swap agreements, at value	—	—	—	(1,081,508)	(1,081,508)
Unrealized depreciation on forward foreign currency contracts	—	(888)	—	—	(888)
Total gross amount of liabilities (E)	$(20,836)	$(888)	$—	$(1,081,508)	$(1,103,232)

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	Included within fair value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s valuation margin is reported within the Statement of Assets and Liabilities.
(E)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

Gross Amounts Not Offset in the Statement of Assets and Liabilities as of December 31, 2014:

The following table presents the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged for forward foreign currency transactions, option contracts and swap agreements as of December 31, 2014. See Repurchase agreement note for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities (A)	Value Available for Offset	Collateral Received (B)	Net Amount
Bank of America, N.A.	$872	$(872)	$—	$—
BNP Paribas	1,849	(1,849)	—	—
Credit Suisse International	8,395	—	—	8,395
Other Derivatives (C)	8,865,340	—	—	8,865,340
Total assets	$8,876,456	$(2,721)	$—	$8,873,735

Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities (A)	Value Available for Offset	Collateral Pledged (B)	Net Amount
Bank of America, N.A.	$888	$(872)	$—	$16
BNP Paribas	4,746	(1,849)	—	2,897
Goldman Sachs International	1,081,508	—	(850,092)	231,416
Other Derivatives (C)	16,090	—	—	16,090
Total liabilities	$1,103,232	$(2,721)	$(850,092)	$250,419

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

For non-exchange-traded derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Total
Net realized gain (loss) on:
Purchased options and swaptions (A)	$—	$—	$—	$(2,933,293)	$(2,933,293)
Futures contracts	19,756	—	—	11,211,662	11,231,418
Written options and swaptions	30,108	—	—	—	30,108
Swap agreements	5,242	—	808,799	(676,345)	137,696
Forward foreign currency contracts (B)	—	103,330	—	—	103,330
Total Net realized gain (loss)	55,106	103,330	808,799	7,602,024	8,569,259
Net change in unrealized appreciation (depreciation) on:
Purchased options and swaptions (C)	(21,231)	—	—	400,955	379,724
Futures contracts	15,337	—	—	445,661	460,998
Written options and swaptions	23,877	—	—	—	23,877
Swap agreements	8,899	—	(118,203)	(1,272,303)	(1,381,607)
Forward foreign currency transactions (D)	—	8,379	—	—	8,379
Total Net change in unrealized appreciation (depreciation)	26,882	8,379	(118,203)	(425,687)	(508,629)
Total	$81,988	$111,709	$690,596	$7,176,337	$8,060,630

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statement of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statement of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statement of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

NOTE 6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, swaps, foreign currency transactions, paydown gain/loss, distributions redesignations, futures contracts, and option contracts.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to foreign currency gain/loss, paydown gain/loss, net operating losses, distribution redesignations and swaps. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (distributions in excess of) net investment income (loss)	1,925,443
Accumulated net realized gain (loss)	(1,925,443)

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. (continued)

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$2,925,495
Long-Term Capital Gain	5,062,015
2013 Distributions paid from:
Ordinary Income	$698,117
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$1,952,786
Undistributed Long-Term Capital Gain	5,175,797
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	1,923,038

NOTE 7. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica PIMCO Tactical - Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica PIMCO Tactical - Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica PIMCO Tactical - Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Tactical - Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $5,062,015 for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

(unaudited)

MARKET ENVIRONMENT

Both uncertainty and volatility increased at the start of 2014 amid geopolitical tensions and weak economic data. An uncharacteristically cold winter took a toll on economic data in the U.S., resulting in a weak first quarter U.S. gross domestic product rate of (2.9)%. On the global front, rising geopolitical tensions between Russia and Ukraine at the outset of the year led to volatile swings in financial markets, particularly in equities. The situation calmed in the months following as Russia acknowledged the legitimacy of the newly elected Ukrainian President and continued to engage in cease-fire negotiations.

Central banks across the globe continued their accommodative stance during the first half of the year. Despite the weak first quarter, the U.S. Federal Reserve (“Fed”) continued tapering its asset purchases and remained on track to conclude their purchases by year-end. The Fed also took considerable steps to strengthen its forward guidance on the policy rate. In Fed Chair Janet Yellen’s first statement in March, the Fed dropped references to a 6.5% unemployment target and placed greater emphasis on inflation and other “measures of labor market conditions” as more appropriate barometers for determining the timing of the first interest rate hike. In Europe, the European Central Bank announced new easing measures, including a historic negative rate on deposits, policy rate cut, and targeted long-term refinancing operations to spur business lending.

Financial markets, despite the volatility early on, ended the first half of the year in positive territory. Improving global economic data in the second quarter, supportive central banks, and easing of global political risks led to sizable market gains overall with the S&P 500® hitting an all-time high. Global fixed income markets also posted strong returns, benefitting from rate declines across most maturities and investors beginning to embrace the view that policy rates would remain lower than historical norms suggested.

Far from the typical summer lull, the third quarter was marked by geopolitical tension and diverging markets. Most developed market government yields were led lower by easy central bank policies, while credit market yields backed up. Equity markets somersaulted their way to modest gains in the U.S., but were flat or slightly negative in many other regions as economic data varied. U.S. growth became more sure-footed, but the Eurozone recovery sputtered and growth decelerated in parts of Asia. In addition to headline volatility around central bank actions and the Scottish independence referendum, geopolitical tensions flared in Ukraine and the Middle East.

Evidence of global growth divergence was further borne out in the final quarter of 2014, but the most defining event of the quarter was the sharp decline in oil prices and accompanying market volatility. Growth in the U.S. exceeded expectations and handily outpaced its peers in the developed world, especially Japan and Europe, which continued to struggle. Meanwhile, oil prices plunged as still weak global growth brought concerns about oil demand, and OPEC’s decision not to cut production led to a supply glut. The uneven growth and drop in oil led to bouts of market volatility that dissipated quickly but still managed to leave certain risk sectors bruised. Core bonds in developed markets rallied over the quarter as weak growth and lower oil prices kept many central banks in easing mode.

PERFORMANCE

For the year ended December 31, 2014, Transamerica PIMCO Total Return VP, Initial Class returned 4.67%. By comparison, its benchmark, the Barclays U.S. Aggregate Bond Index, returned 5.97%.

STRATEGY REVIEW

Curve positioning within U.S. duration, specifically an emphasis on intermediate maturities and an underweight to longer-dated issues, was negative for returns during the period as the yield curve flattened. Allocations to interest rates in developed, non-U.S. countries such as Italy and Spain contributed to returns as yields fell in these regions. Continued exposure to non-Agency mortgages contributed to returns as these securities benefited from limited supply and an ongoing housing recovery. Holdings of Treasury Inflation-Protected Securities detracted from returns however, given a decrease in breakeven inflation levels. Credit exposure was also an overall contributor to the Portfolio, as an underweight to investment-grade credit added to relative returns and tactical selection within the high yield sector also contributed. Exposure to external emerging market debt was negative for returns as spreads widened for most of the period. Lastly, defensive currency positioning against the euro and yen added to returns as these currencies depreciated versus the U.S dollar during the year.

Derivatives were used in the Portfolio and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Portfolio’s duration positioning was partly facilitated through the use of interest rate swaps and futures. The Portfolio’s overall corporate exposure was partially obtained via the use of credit default swaps. Overall, derivatives added to performance during the year.

Scott Mather

Mark Kiesel

Mihir Worah

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	4.67%	4.56%	5.06%	05/01/2002
Barclays U.S. Aggregate Bond Index (A)	5.97%	4.45%	4.71%
Service Class	4.34%	4.29%	4.79%	05/01/2003
(A) The Barclays U.S. Aggregate Bond Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on 10 years. You cannot invest directly in an Index. The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

The return of principal in bond portfolios is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,010.30	$3.75	$1,021.50	$3.77	0.74%
Service Class	1,000.00	1,007.70	4.96	1,020.30	4.99	0.98

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

SCHEDULES OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	32.6%
U.S. Government Obligations	24.9
U.S. Government Agency Obligations	22.1
Foreign Government Obligations	9.5
Mortgage-Backed Securities	7.2
Securities Lending Collateral	6.4
Short-Term U.S. Government Agency Obligations	5.8
Municipal Government Obligations	5.0
Asset-Backed Securities	4.3
Short-Term Foreign Government Obligations	3.6
Commercial Paper	2.0
Repurchase Agreement	1.0
Loan Assignments	0.6
Certificates of Deposit	0.5
Convertible Preferred Stock	0.1
Purchased Swaption	0.0 *
Purchased Options	0.0 *
Net Other Assets (Liabilities) ^	(25.6)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, securities sold short, TBA short commitments, and cash collateral.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 24.9%
U.S. Treasury Bond
3.00%, 11/15/2044	$ 21,000,000	$ 22,069,698
3.13%, 08/15/2044 (A) (B)	79,600,000	85,694,335
3.38%, 05/15/2044 (C)	41,000,000	46,157,021
3.75%, 11/15/2043 (C)	900,000	1,081,898
U.S. Treasury Inflation Indexed Bond
1.75%, 01/15/2028	5,100,480	5,774,299
2.00%, 01/15/2026	24,764,859	28,378,993
2.38%, 01/15/2025 (B)	83,393,464	97,909,097
2.50%, 01/15/2029	11,391,491	14,135,234
U.S. Treasury Inflation Indexed Note
0.13%, 01/15/2022 (A) (B) (C) (D)	52,246,176	50,817,557
0.13%, 07/15/2022 (B)	11,255,013	10,965,725
0.13%, 01/15/2023 (D) (E)	11,315,920	10,941,963
0.38%, 07/15/2023 (D)	25,508,500	25,219,540
0.63%, 07/15/2021	27,813,720	28,163,561
1.13%, 01/15/2021 (B) (D) (E)	47,218,380	49,051,775
1.25%, 07/15/2020 (B) (D) (E)	544,400	571,365
U.S. Treasury Note 2.25%, 11/15/2024 (A)	1,200,000	1,208,063

Total U.S. Government Obligations (Cost $472,982,001)		478,140,124

U.S. GOVERNMENT AGENCY OBLIGATIONS - 22.1%
Federal Home Loan Mortgage Corp.
1.32%, 10/25/2044 (F)	1,328,299	1,340,520
1.52%, 07/25/2044 (F)	662,435	666,231
1.85%, 09/01/2035 (F)	140,164	146,586
2.36%, 08/01/2023 (F)	40,584	42,144
2.37%, 09/01/2035 (F)	948,983	1,015,960
4.00%, TBA	1,000,000	1,063,262
6.50%, 07/25/2043	76,725	89,393
Federal Home Loan Mortgage Corp. REMIC 0.51%, 12/15/2029 (F)	38,323	38,503
Federal National Mortgage Association
1.32%, 06/01/2043 (F)	185,835	190,981
1.76%, 08/01/2035 (F)	687,218	723,853
1.87%, 08/01/2035 (F)	17,929	18,822
1.98%, 12/01/2034 (F)	10,771	11,342
2.00%, 08/01/2036 (F)	273,515	291,884
2.12%, 05/01/2035 (F)	618,403	652,440
2.17%, 09/01/2035 (F)	1,702,724	1,813,868
2.26%, 07/01/2032 (F)	6,520	6,773
2.30%, 10/01/2035 (F)	14,539	15,434
2.34%, 01/01/2028 (F)	42,151	45,021
3.50%, 02/01/2026	206,097	218,039
4.00%, 12/01/2040 - 03/01/2041	734,141	788,292
4.00%, TBA	59,000,000	62,967,980
4.50%, 05/01/2019 - 07/01/2041	307,113	327,981
4.50%, TBA	114,000,000	123,623,443
5.00%, 10/01/2020 - 10/01/2041	10,588,734	11,695,478
5.00%, TBA	161,000,000	177,277,723
5.50%, 12/01/2017 - 09/01/2027	402,792	443,458
6.00%, 04/01/2041	677,842	769,742
Federal National Mortgage Association REMIC
0.37%, 10/27/2037 (F)	10,700,000	10,544,122
6.50%, 06/17/2038	1,132,768	1,163,035

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association 6.50%, 06/20/2032	$ 3,481	$ 3,989
Overseas Private Investment Corp. 2.07%, 05/15/2021	26,210,405	26,232,945

Total U.S. Government Agency Obligations (Cost $423,187,639)		424,229,244

FOREIGN GOVERNMENT OBLIGATIONS - 9.5%
Brazil Letras do Tesouro Nacional Zero Coupon, 10/01/2015 - 07/01/2018	BRL 152,600,000	50,033,804
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond 0.75%, 04/15/2018	EUR 33,506,550	41,641,744
Italy Buoni Poliennali del Tesoro
1.15%, 05/15/2017	8,600,000	10,532,287
3.75%, 09/01/2024	900,000	1,270,796
4.75%, 06/01/2017	6,700,000	8,904,450
Japan Government Thirty Year Bond 1.70%, 09/20/2044	JPY 860,000,000	7,938,278
Mexican Bonos
Series M
7.75%, 05/29/2031	MXN 1,200,000	92,380
8.00%, 06/11/2020	152,100,000	11,603,342
Spain Government Bond
2.10%, 04/30/2017	EUR 22,000,000	27,602,891
3.80%, 01/31/2017	7,600,000	9,829,460
4.20%, 01/31/2037	500,000	758,279
4.70%, 07/30/2041	2,000,000	3,239,643
5.50%, 07/30/2017	5,700,000	7,771,172
5.15%, 10/31/2044, Reg S	500,000	865,119
Vnesheconombank Via VEB Finance PLC 5.38%, 02/13/2017, 144A	$ 300,000	270,000

Total Foreign Government Obligations (Cost $199,966,243)		182,353,645

MORTGAGE-BACKED SECURITIES - 7.2%
Adjustable Rate Mortgage Trust
Series 2005-10, Class 1A21
2.63%, 01/25/2036 (F)	289,186	249,961
Series 2005-4, Class 1A1
2.73%, 08/25/2035 (F)	213,966	183,920
Series 2005-5, Class 2A1
2.76%, 09/25/2035 (F)	247,355	218,593
Alternative Loan Trust
Series 2003-J1, Class 4A1
6.00%, 10/25/2032	1,920	1,873
Series 2003-J3, Class 2A1
6.25%, 12/25/2033	134,672	143,260
Series 2005-14, Class 2A1
0.38%, 05/25/2035 (F)	301,352	254,841
Series 2005-56, Class 5A2
0.94%, 11/25/2035 (F)	753,376	629,119
Series 2005-62, Class 2A1
1.11%, 12/25/2035 (F)	4,514	3,750

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Alternative Loan Trust (continued)
Series 2005-81, Class A1
0.45%, 02/25/2037 (F)	$ 1,733,250	$ 1,356,519
Series 2006-OA1, Class 2A1
0.38%, 03/20/2046 (F)	1,337,853	1,052,292
Series 2006-OA17, Class 1A1A
0.36%, 12/20/2046 (F)	4,243,146	3,215,757
Series 2006-OA19, Class A1
0.35%, 02/20/2047 (F)	1,649,943	1,218,709
Series 2006-OA9, Class 2A1A
0.38%, 07/20/2046 (F)	8,077	5,587
Series 2007-HY4, Class 1A1
2.63%, 06/25/2037 (F)	3,564,975	2,965,795
American Home Mortgage Assets LLC
Series 2006-4, Class 1A12
0.38%, 10/25/2046 (F)	3,382,298	2,272,563
Series 2006-5, Class A1
1.03%, 11/25/2046 (F)	724,316	395,939
American Home Mortgage Investment Trust Series 2005-2, Class 4A1 1.83%, 09/25/2045 (F)	4,584	4,410
Banc of America Funding Trust
Series 2005-D, Class A1
2.63%, 05/25/2035 (F)	87,037	88,551
Series 2006-D, Class 5A1
5.46%, 05/20/2036 (F)	832,776	775,979
Series 2006-J, Class 4A1
2.80%, 01/20/2047 (F)	122,678	97,510
Series 2009-R6, Class 3A1
2.01%, 01/26/2037, 144A (F)	1,192,998	1,191,731
Banc of America Funding, Ltd. Series 2012-R5, Class A 0.41%, 10/03/2039, 144A (F)	5,889,219	5,888,404
Banc of America Mortgage Trust Series 2004-L, Class 2A1 2.71%, 01/25/2035 (F)	565,352	538,787
Banc of America Re-REMIC Trust Series 2010-UB5, Class A4A 5.65%, 02/17/2051, 144A (F)	18,374,831	19,339,877
BCAP LLC Trust Series 2013-RR12, Class 1A3 0.67%, 05/26/2035, 144A (F)	244,253	224,182
Bear Stearns Alt-A Trust
Series 2006-6, Class 32A1
2.59%, 11/25/2036 (F)	984,971	676,321
Series 2006-8, Class 3A1
0.33%, 02/25/2034 (F)	666,080	596,450
Series 2006-R1, Class 2E21
2.48%, 08/25/2036 (F)	710,107	423,500
Bear Stearns ARM Trust
Series 2003-5, Class 2A1
2.44%, 08/25/2033 (F)	989,444	1,005,647
Series 2003-8, Class 2A1
2.73%, 01/25/2034 (F)	59,585	61,095
Series 2003-8, Class 4A1
2.69%, 01/25/2034 (F)	149,151	149,386
Series 2003-9, Class 2A1
2.79%, 02/25/2034 (F)	135,238	132,641

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns ARM Trust (continued)
Series 2004-10, Class 22A1
2.52%, 01/25/2035 (F)	$ 189,159	$ 181,604
Series 2005-2, Class A2
2.51%, 03/25/2035 (F)	301,116	303,829
Series 2005-5, Class A2
2.29%, 08/25/2035 (F)	279,092	280,674
Bear Stearns Structured Products, Inc. Trust
Series 2007-R6, Class 1A1
2.59%, 01/26/2036 (F)	572,568	455,192
Series 2007-R6, Class 2A1
2.34%, 12/26/2046 (F)	385,351	302,019
Berica 8 Residential MBS Srl Series 2008, Class A 0.38%, 03/31/2048, Reg S (F)	EUR 10,675,950	12,676,679
Berica ABS Srl Series 2011-1, Class A1 0.38%, 12/31/2055, Reg S (F)	9,692,201	11,635,949
CD Mortgage Trust Series 2007-CD5, Class A4 5.89%, 11/15/2044 (F)	$ 303,178	330,233
ChaseFlex Trust Series 2007-3, Class 1A2 0.63%, 07/25/2037 (F)	2,102,977	1,244,735
CHL Mortgage Pass-Through Trust
Series 2002-30, Class M
2.46%, 10/19/2032 (F)	58,922	47,838
Series 2004-12, Class 11A1
2.59%, 08/25/2034 (F)	89,996	79,041
Series 2005-HY10, Class 5A1
4.93%, 02/20/2036 (F)	268,870	240,531
Series 2006-OA5, Class 2A2
0.47%, 04/25/2046 (F)	222,627	146,014
Citigroup Mortgage Loan Trust
Series 2005-6, Class A1
2.23%, 09/25/2035 (F)	464,415	462,973
Series 2005-6, Class A2
2.28%, 09/25/2035 (F)	352,197	352,356
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-AR15, Class 2A1 2.18%, 06/25/2033 (F)	578,650	569,931
Deutsche Alt-a Securities, Inc., Mortgage Loan Trust Series 2005-AR1, Class 2A1 1.81%, 08/25/2035 (F)	174,981	139,063
First Horizon Mortgage Pass-Through Trust Series 2005-AR3, Class 2A1 2.61%, 08/25/2035 (F)	106,354	98,126
Granite Mortgages PLC
Series 2003-3, Class 3A
0.94%, 01/20/2044, Reg S (F)	GBP 269,244	418,007
Series 2004-3, Class 3A2
0.94%, 09/20/2044, Reg S (F)	1,540,077	2,391,004
Greenpoint Mortgage Funding Trust Series 2006-AR7, Class 1A32 0.37%, 12/25/2046 (F)	$ 610,951	345,592

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Greenpoint Mortgage Pass-Through Certificates Series 2003-1, Class A1 2.79%, 10/25/2033 (F)	$ 185,193	$ 181,143
GSR Mortgage Loan Trust
Series 2005-AR6, Class 2A1
2.67%, 09/25/2035 (F)	484,150	486,065
Series 2006-AR1, Class 2A1
2.63%, 01/25/2036 (F)	7,514	6,970
HarborView Mortgage Loan Trust
Series 2005-4, Class 4A
2.71%, 07/19/2035 (F)	274,341	245,621
Series 2006-5, Class 2A1A
0.34%, 07/19/2046 (F)	1,076,071	687,473
Series 2006-7, Class 2A1A
0.36%, 09/19/2046 (F)	488,648	380,911
Series 2007-1, Class 2A1A
0.29%, 03/19/2037 (F)	1,172,107	991,633
Independent National Mortage Corp. Index Mortgage Loan Trust
Series 2004-AR11, Class 2A
2.52%, 12/25/2034 (F)	66,548	61,068
Series 2006-AR12, Class A1
0.36%, 09/25/2046 (F)	630,316	537,671
JPMorgan Mortgage Trust
Series 2005-A1, Class 6T1
2.64%, 02/25/2035 (F)	97,560	95,517
Series 2007-A1, Class 5A5
2.58%, 07/25/2035 (F)	1,352,700	1,379,496
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class A3 5.87%, 09/15/2045 (F)	3,532,325	3,880,800
Lehman XS Trust Series 2006-GP4, Class 2A2 0.40%, 08/25/2046 (F)	4,785	444
Luminent Mortgage Trust Series 2006-6, Class A1 0.37%, 10/25/2046 (F)	454,618	387,755
MASTR Alternative Loan Trust Series 2006-2, Class 2A1 0.57%, 03/25/2036 (F)	284,075	79,831
Merrill Lynch Mortgage Investors Trust
Series 2005-2, Class 1A
1.58%, 10/25/2035 (F)	6,097,568	5,917,470
Series 2005-2, Class 2A
2.35%, 10/25/2035 (F)	246,300	248,135
Series 2005-2, Class 3A
1.16%, 10/25/2035 (F)	95,578	90,479
Series 2005-3, Class 4A
0.42%, 11/25/2035 (F)	44,932	42,414
Series 2005-A10, Class A
0.38%, 02/25/2036 (F)	306,819	281,071
Morgan Stanley Mortgage Loan Trust Series 2007-3XS, Class 2A1A 0.24%, 01/25/2047 (F)	149,690	149,301
NACC Reperforming Loan REMIC Trust Series 2004-R1, Class A1 6.50%, 03/25/2034, 144A	643,041	656,212
RALI Trust Series 2005-QO3, Class A1 0.57%, 10/25/2045 (F)	422,502	327,438

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Reperforming Loan REMIC Trust
Series 2003-R4, Class 2A
5.73%, 01/25/2034, 144A (F)	$ 449,431	$ 462,102
Series 2004-R1, Class 2A
6.50%, 11/25/2034, 144A	435,563	455,797
Series 2005-R2, Class 1AF1
0.51%, 06/25/2035, 144A (F)	767,437	682,114
Residential Asset Securitization Trust Series 2006-R1, Class A2 0.57%, 01/25/2046 (F)	2,321,615	1,216,391
RFMSI Trust
Series 2003-S9, Class A1
6.50%, 03/25/2032	9,108	9,444
Series 2005-SA4, Class 1A21
2.98%, 09/25/2035 (F)	797,362	624,992
RMAC Securities No. 1 PLC Series 2007-NS1X, Class A2B 0.39%, 06/12/2044, Reg S (F)	11,287,349	10,672,121
Selkirk No. 2, Ltd. Series 2002, Class A 1.18%, 02/20/2041, 144A	1,369,639	1,368,880
Sequoia Mortgage Trust Series 2010, Class 2A1 0.93%, 10/20/2027 (F)	30,464	28,610
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-12, Class 3A1
2.41%, 09/25/2034 (F)	213,787	214,759
Series 2004-20, Class 3A1
2.49%, 01/25/2035 (F)	240,512	230,087
Series 2005-17, Class 3A1
2.51%, 08/25/2035 (F)	85,595	78,688
Series 2005-18, Class 3A1
2.58%, 09/25/2035 (F)	2,879,402	2,435,047
Structured Asset Mortgage Investments II Trust
Series 2005-AR5, Class A1
0.41%, 07/19/2035 (F)	130,788	119,086
Series 2005-AR5, Class A2
0.41%, 07/19/2035 (F)	97,105	92,849
Series 2005-AR5, Class A3
0.41%, 07/19/2035 (F)	189,133	181,276
Series 2005-AR8, Class A1A
0.45%, 02/25/2036 (F)	268,373	215,064
Series 2006-AR3, Class 12A1
0.39%, 05/25/2036 (F)	1,704,751	1,263,771
Series 2006-AR6, Class 2A1
0.36%, 07/25/2046 (F)	4,606,674	3,681,723
Structured Asset Mortgage Investments Trust Series 2002-AR3, Class A1 0.82%, 09/19/2032 (F)	31,633	30,780
WaMu Mortgage Pass-Through Certificates Trust
Series 2002-AR2, Class A
1.92%, 02/27/2034 (F)	70,105	68,664
Series 2003-AR9, Class 2A
2.44%, 09/25/2033 (F)	2,132,063	2,147,308
Series 2004-AR1, Class A
2.42%, 03/25/2034 (F)	182,323	182,671

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates Trust (continued)
Series 2006-AR10, Class 1A1
2.23%, 09/25/2036 (F)	$ 1,356,492	$ 1,213,685
Series 2006-AR17, Class 1A
0.93%, 12/25/2046 (F)	761,930	610,935
Series 2006-AR19, Class 1A1A
0.84%, 01/25/2047 (F)	208,010	187,766
Series 2006-AR3, Class A1A
1.11%, 02/25/2046 (F)	872,941	822,732
Series 2006-AR7, Class 3A
2.16%, 07/25/2046 (F)	1,555,984	1,398,506
Series 2006-AR7, Class C1B2
0.39%, 07/25/2046 (F)	27,748	1,433
Series 2006-AR9, Class 2A
2.16%, 08/25/2046 (F)	1,360,122	1,225,650
Series 2007-HY1, Class 1A1
2.18%, 02/25/2037 (F)	467,002	387,905
Series 2007-HY4, Class 2A2
2.38%, 04/25/2037 (F)	4,881,822	4,020,829
Series 2007-OA1, Class A1A
0.81%, 02/25/2047 (F)	1,498,381	1,214,077
Series 2007-OA3, Class 2A1A
0.87%, 04/25/2047 (F)	480,508	418,247
Series 2007-OA6, Class 1A
0.92%, 07/25/2047 (F)	732,447	617,815
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-CC, Class A1
2.62%, 01/25/2035 (F)	279,042	283,718
Series 2005-AR2, Class 1A1
2.62%, 03/25/2035 (F)	3,113,760	3,162,755
Series 2006-AR4, Class 2A6
5.59%, 04/25/2036 (F)	244,505	78,918
Series 2006-AR8, Class 2A4
2.60%, 04/25/2036 (F)	582,242	566,223

Total Mortgage-Backed Securities (Cost $132,564,215)		137,852,675

ASSET-BACKED SECURITIES - 4.3%
ABFC Trust
Series 2004-OPT4, Class A1
0.79%, 04/25/2034 (F)	907,977	898,588
Series 2005-OPT1, Class A1MZ
0.52%, 07/25/2035 (F)	66,635	65,809
ACE Securities Corp. Home Equity Loan Trust Series 2006-HE1, Class A1A 0.37%, 02/25/2036 (F)	9,383,428	9,301,060
ALM V, Ltd. Series 2012-5A, Class A1R 1.46%, 02/13/2023, 144A (F)	3,100,000	3,090,433
Ameriquest Mortgage Securities Trust Series 2006-R1, Class M1 0.56%, 03/25/2036 (F)	200,000	168,996
Amortizing Residential Collateral Trust Series 2002-BC4, Class A 0.75%, 07/25/2032 (F)	6,344	5,855
Avoca CLO III PLC Series III-X, Class A 0.44%, 09/15/2021, Reg S (F)	EUR 792,196	954,792

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Bear Stearns Asset-Backed Securities I Trust Series 2005-AQ1, Class M2 0.82%, 03/25/2035 (F)	$ 1,100,000	$ 1,024,129
Bear Stearns Asset-Backed Securities Trust
Series 2002-2, Class A1
0.83%, 10/25/2032 (F)	19,693	18,676
Series 2006-SD3, Class 21A1
2.78%, 07/25/2036 (F)	178,007	168,457
Series 2006-SD4, Class 1A1
2.93%, 10/25/2036 (F)	569,450	556,442
Celf Loan Partners II PLC Series 2005-2X, Class A 0.43%, 12/15/2021, Reg S (F)	EUR 937,385	1,126,910
COA Summit CLO, Ltd. Series 2014-1A, Class A1 1.58%, 04/20/2023, 144A (F)	$ 7,000,000	6,978,118
CWABS Asset-Backed Certificates Trust
Series 2003-BC1, Class A1
0.97%, 03/25/2033(F)	48,075	44,217
Series 2005-AB1, Class A3
0.77%, 08/25/2035 (F)	2,081,342	2,049,393
GSAMP Trust
Series 2005-HE1, Class M2
1.49%, 12/25/2034 (F)	4,524,248	3,295,177
Series 2007-NC1, Class A2C
0.32%, 12/25/2046 (F)	2,226,060	1,277,126
Home Equity Asset Trust Series 2002-1, Class A4 0.76%, 11/25/2032 (F)	1,283	1,131
Morgan Stanley ABS Capital I, Inc. Trust
Series 2004-HE9, Class M2
1.10%, 11/25/2034 (F)	3,300,000	3,074,986
Series 2005-WMC6, Class M3
0.93%, 07/25/2035 (F)	5,900,000	5,566,007
National Collegiate Student Loan Trust Series 2005-1, Class A4 0.41%, 11/27/2028 (F)	2,847,885	2,790,030
Nautique Funding, Ltd. Series 2006-1A, Class A1A 0.48%, 04/15/2020, 144A (F)	6,106,982	6,066,371
New Century Home Equity Loan Trust
Series 2005-C, Class A2C
0.42%, 12/25/2035 (F)	2,503,506	2,449,841
Series 2005-D, Class A2C
0.40%, 02/25/2036 (F)	817,060	811,272
Option One Mortgage Loan Trust Series 2001-4, Class A 0.77%, 01/25/2032 (F)	139,895	123,699
Race Point V CLO, Ltd. Series 2011-5AR, Class AR 1.54%, 12/15/2022, 144A (F)	10,000,000	9,966,900
RAMP Trust Series 2004-RS11, Class M2 1.82%, 11/25/2034 (F)	320,539	301,897
RASC Trust
Series 2005-KS11, Class M2
0.59%, 12/25/2035 (F)	7,100,000	5,802,645
Series 2007-KS3, Class AI4
0.51%, 04/25/2037 (F)	2,700,000	1,896,901

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Small Business Administration Participation Certificates
Series 2003-20I, Class 1
5.13%, 09/01/2023	$ 103,359	$ 111,647
Series 2004-20C, Class 1
4.34%, 03/01/2024	758,510	796,370
Series 2008-20L, Class 1
6.22%, 12/01/2028	1,908,811	2,180,465
Soundview Home Loan Trust Series 2005-3, Class M3 0.99%, 06/25/2035 (F)	400,000	357,681
Structured Asset Securities Corp. Mortgage Loan Trust Series 2007-GEL1, Class A1 0.27%, 01/25/2037, 144A (F)	101,046	100,684
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A2 0.42%, 03/20/2017	6,957,636	6,952,648
Wood Street CLO BV Series I, Class A 0.43%, 11/22/2021, Reg S (F)	EUR 2,007,827	2,412,336

Total Asset-Backed Securities (Cost $82,683,526)		82,787,689

MUNICIPAL GOVERNMENT OBLIGATIONS - 5.0%
Bay Area Toll Authority, Revenue Bonds Series S3 6.91%, 10/01/2050	$ 8,100,000	11,957,706
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds Series A-2 5.88%, 06/01/2030—06/01/2047	4,400,000	3,640,920
California State Public Works Board, Revenue Bonds Series B2 7.80%, 03/01/2035	400,000	545,700
Chicago Transit Authority, Revenue Bonds
Series A
6.90%, 12/01/2040	11,300,000	14,237,548
Series B
6.90%, 12/01/2040	7,600,000	9,575,696
Golden State Tobacco Securitization Corp., Revenue Bonds Series A-1 5.13%, 06/01/2047	300,000	227,130
Kentucky State Property & Building Commission, Revenue Bonds Series C
4.30%, 11/01/2019	500,000	536,775
4.40%, 11/01/2020	600,000	649,674
5.37%, 11/01/2025	1,100,000	1,256,079
Metropolitan Water District of Southern California, Revenue Bonds Series A 6.95%, 07/01/2040	6,700,000	8,040,737

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds
4.73%, 11/01/2023	$ 900,000	$ 1,020,645
4.91%, 11/01/2024	600,000	698,376
5.08%, 11/01/2025	600,000	713,178
Port Authority of New York & New Jersey, Revenue Bonds 4.46%, 10/01/2062	18,100,000	19,101,654
State of California, General Obligation Unlimited
7.50%, 04/01/2034	1,100,000	1,646,150
7.55%, 04/01/2039	3,400,000	5,240,896
7.60%, 11/01/2040	3,200,000	5,065,888
7.63%, 03/01/2040	3,300,000	5,065,335
Tobacco Securitization Authority of Southern California, Revenue Bonds Series A-1 5.13%, 06/01/2046	3,100,000	2,420,759
Tobacco Settlement Finance Authority, Revenue Bonds Series A 7.47%, 06/01/2047	2,365,000	2,045,607
Tobacco Settlement Financing Corp., Revenue Bonds Series 1A 5.00%, 06/01/2041	4,000,000	3,017,400

Total Municipal Government Obligations (Cost $87,805,570)		96,703,853

CORPORATE DEBT SECURITIES - 32.6%
Auto Components - 0.1%
Schaeffler Holding Finance BV
5.75%, 11/15/2021, 144A	EUR 1,600,000	2,061,925
6.25%, 11/15/2019, 144A	$ 400,000	412,000

		2,473,925

Automobiles - 2.2%
American Honda Finance Corp. Series MTN 0.23%, 06/04/2015 (F)	1,700,000	1,699,923
Daimler Finance North America LLC
0.83%, 01/09/2015, 144A (F)	2,100,000	2,100,105
1.65%, 04/10/2015, 144A	3,300,000	3,307,227
1.88%, 01/11/2018, 144A	1,300,000	1,304,518
Volkswagen International Finance NV 1.63%, 03/22/2015, 144A	33,000,000	33,067,122

		41,478,895

Banks - 5.7%
Banco Santander Chile 1.13%, 04/11/2017, 144A (F)	7,900,000	7,864,735
Bank of Nova Scotia 0.54%, 04/11/2017 (F)	2,700,000	2,694,524
Barclays Bank PLC
7.63%, 11/21/2022	2,800,000	3,061,590
10.18%, 06/12/2021, 144A	5,520,000	7,411,091
BPCE SA 4.63%, 07/11/2024, 144A (A)	11,000,000	10,679,405
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 11.00%, 06/30/2019, 144A (F) (G)	1,910,000	2,458,170

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Credit Agricole SA 8.13%, 09/19/2033, Reg S (F)	$ 4,400,000	$ 4,908,966
Eksportfinans ASA
2.00%, 09/15/2015	1,320,000	1,321,544
Series MTN
5.50%, 06/26/2017 (A)	700,000	745,927
HBOS PLC Series MTN 0.78%, 03/21/2017 (F)	EUR 300,000	359,911
HSBC Capital Funding, LP 10.18%, 06/30/2030, 144A (F) (G)	$ 100,000	150,500
Lloyds Bank PLC 12.00%, 12/16/2024, 144A (F) (G)	16,500,000	23,430,000
Mizuho Bank, Ltd. 0.70%, 09/25/2017, 144A (F)	300,000	300,226
Royal Bank of Scotland NV Series MTN 0.94%, 03/09/2015 (F)	2,100,000	2,089,288
Wells Fargo & Co.
7.98%, 03/15/2018 (A) (F) (G)	8,700,000	9,602,625
Series MTN
0.53%, 06/02/2017 (F)	32,100,000	31,960,911

		109,039,413

Beverages - 0.0% (H)
Constellation Brands, Inc. 4.25%, 05/01/2023	700,000	694,750

Capital Markets - 2.6%
Goldman Sachs Group, Inc. Series MTN 1.33%, 11/15/2018 (F)	3,300,000	3,332,337
Morgan Stanley
0.71%, 10/15/2015 (F)	1,100,000	1,101,800
3.45%, 11/02/2015	13,800,000	14,069,279
Series MTN
0.68%, 10/18/2016 (F)	4,597,000	4,583,204
4.10%, 01/26/2015	2,400,000	2,404,742
6.25%, 08/28/2017	5,500,000	6,109,752
6.63%, 04/01/2018	13,900,000	15,832,587
UBS AG 5.88%, 12/20/2017	1,569,000	1,751,930

		49,185,631

Construction & Engineering - 0.1%
Odebrecht Offshore Drilling Finance, Ltd.
6.63%, 10/01/2023, 144A (A)	1,347,360	1,205,887
6.75%, 10/01/2022, 144A (A)	471,250	431,194

		1,637,081

Consumer Finance - 2.7%
Ally Financial, Inc.
4.63%, 06/26/2015	9,000,000	9,067,500
5.50%, 02/15/2017	1,800,000	1,890,000
8.00%, 03/15/2020 (A)	7,132,000	8,415,760
8.30%, 02/12/2015	5,100,000	5,125,500
HSBC Finance Corp. 5.00%, 06/30/2015	2,220,000	2,264,788
Navient Corp.
Series MTN
4.88%, 06/17/2019 (A)	11,100,000	11,132,190
5.00%, 04/15/2015 (A)	600,000	604,500

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
OneMain Financial Holdings, Inc.
6.75%, 12/15/2019, 144A	$ 800,000	$ 816,000
7.25%, 12/15/2021, 144A	700,000	717,500
Springleaf Finance Corp.
Series MTN
5.40%, 12/01/2015	3,800,000	3,895,000
6.50%, 09/15/2017	8,400,000	8,820,000

		52,748,738

Diversified Financial Services - 6.8%
Bank of America Corp.
4.50%, 04/01/2015	3,100,000	3,129,128
6.50%, 08/01/2016	4,500,000	4,847,967
Series MTN
5.00%, 01/15/2015	1,100,000	1,101,268
5.65%, 05/01/2018	7,900,000	8,776,687
6.40%, 08/28/2017	11,200,000	12,478,659
7.63%, 06/01/2019	15,000,000	18,129,180
Bear Stearns Cos. LLC
6.40%, 10/02/2017	2,200,000	2,463,802
7.25%, 02/01/2018	1,500,000	1,728,825
Blackstone CQP Holdco, LP 9.30%, 03/18/2019 (I) (J)	1,047,020	1,044,544
Citigroup, Inc.
4.75%, 05/19/2015	2,982,000	3,025,958
6.00%, 08/15/2017	5,300,000	5,863,756
Ford Motor Credit Co. LLC
2.75%, 05/15/2015	6,500,000	6,543,491
5.63%, 09/15/2015	10,845,000	11,190,337
7.00%, 04/15/2015	2,000,000	2,034,414
General Motors Financial Co., Inc. 2.75%, 05/15/2016 (A)	4,500,000	4,573,125
GMAC International Finance BV 7.50%, 04/21/2015, Reg S	EUR 750,000	921,434
JPMorgan Chase & Co.
0.75%, 02/15/2017 (F)	$ 25,400,000	25,335,865
6.30%, 04/23/2019 (A)	5,400,000	6,272,505
JPMorgan Chase Bank NA 6.00%, 10/01/2017	1,600,000	1,775,814
Lehman Brothers Holdings, Inc. (Escrow shares) 6.75%, 12/28/2017	4,000,000	40
Tayarra, Ltd. 3.63%, 02/15/2022	8,275,316	8,757,113

		129,993,912

Diversified Telecommunication Services - 3.0%
AT&T, Inc. 0.68%, 03/30/2017 (F)	7,300,000	7,296,766
BellSouth Corp. 4.18%, 04/26/2021, 144A (J)	20,800,000	21,004,714
British Telecommunications PLC 2.00%, 06/22/2015	6,000,000	6,036,336
KT Corp. 4.88%, 07/15/2015, 144A (A)	900,000	917,521
Verizon Communications, Inc.
0.64%, 06/09/2017 (F)	11,200,000	11,177,947
1.77%, 09/15/2016 (F)	6,000,000	6,108,780
1.99%, 09/14/2018 (F)	1,000,000	1,040,257

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc. (continued)
2.50%, 09/15/2016	$ 823,000	$ 841,250
3.65%, 09/14/2018	3,300,000	3,487,199

		57,910,770

Electric Utilities - 0.6%
Pacific Gas & Electric Co. 0.43%, 05/11/2015 (F)	12,400,000	12,401,290

Energy Equipment & Services - 0.0% (H)
Kinder Morgan, Inc. Series MTN 7.80%, 08/01/2031	125,000	152,204

Food & Staples Retailing - 0.1%
Walgreens Boots Alliance, Inc. 1.00%, 03/13/2015 (A)	1,449,000	1,450,345

Food Products - 0.5%
Kraft Foods Group, Inc. 1.63%, 06/04/2015	8,900,000	8,937,923

Health Care Equipment & Supplies - 0.2%
Boston Scientific Corp. 6.00%, 01/15/2020	2,800,000	3,155,541

Health Care Providers & Services - 0.3%
HCA, Inc.
6.38%, 01/15/2015 (A)	4,684,000	4,684,000
6.50%, 02/15/2016 (A)	1,410,000	1,471,687

		6,155,687

Hotels, Restaurants & Leisure - 0.8%
MGM Resorts International
7.50%, 06/01/2016	7,925,000	8,360,875
7.63%, 01/15/2017 (A)	6,500,000	7,003,750

		15,364,625

Insurance - 0.6%
Metropolitan Life Global Funding I 1.70%, 06/29/2015, 144A (A) (J)	11,300,000	11,359,732

Media - 1.0%
DISH DBS Corp. 7.75%, 05/31/2015	19,800,000	20,319,750

Metals & Mining - 0.7%
Anglo American Capital PLC 1.18%, 04/15/2016, 144A (F) (J)	11,400,000	11,411,468
Gold Fields Orogen Holding BVI, Ltd. 4.88%, 10/07/2020, Reg S	1,600,000	1,344,000
MMC Norilsk Nickel OJSC via MMC Finance, Ltd. 5.55%, 10/28/2020, 144A	900,000	815,400

		13,570,868

Oil, Gas & Consumable Fuels - 2.4%
Canadian Natural Resources, Ltd. 0.63%, 03/30/2016 (F)	10,800,000	10,780,754
CNPC General Capital, Ltd. 1.13%, 05/14/2017, 144A (F)	7,200,000	7,211,441
Gazprom OAO Via GAZ Capital SA
5.09%, 11/29/2015, 144A	2,100,000	2,058,000
8.15%, 04/11/2018, 144A	1,200,000	1,188,000
9.25%, 04/23/2019, Reg S	1,800,000	1,835,100

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
ONEOK Partners, LP 3.25%, 02/01/2016	$ 4,500,000	$ 4,590,104
Petrobras Global Finance BV
1.85%, 05/20/2016 (A) (F)	100,000	94,750
2.00%, 05/20/2016	600,000	573,090
2.60%, 03/17/2017 (F)	300,000	276,930
3.25%, 03/17/2017	300,000	282,750
Petrobras International Finance Co. SA
3.50%, 02/06/2017 (A)	9,240,000	8,823,368
3.88%, 01/27/2016 (A)	100,000	98,130
6.13%, 10/06/2016	200,000	200,622
Phillips 66 1.95%, 03/05/2015	7,835,000	7,854,823

		45,867,862

Road & Rail - 0.3%
Hellenic Railways Organization SA 4.03%, 03/17/2017	EUR 5,800,000	5,691,834

Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc. 2.85%, 05/06/2021	$ 1,000,000	1,022,959
Hewlett-Packard Co. 2.13%, 09/13/2015	9,835,000	9,912,205

		10,935,164

Tobacco - 0.2%
Altria Group, Inc.
9.25%, 08/06/2019	2,872,000	3,691,215
9.70%, 11/10/2018	553,000	702,204

		4,393,419

Trading Companies & Distributors - 1.0%
International Lease Finance Corp.
6.75%, 09/01/2016, 144A	4,000,000	4,260,000
7.13%, 09/01/2018, 144A	13,200,000	14,784,000
8.63%, 09/15/2015	300,000	312,750

		19,356,750

Transportation Infrastructure - 0.0% (H)
Korea Expressway Corp. 5.13%, 05/20/2015, 144A	850,000	863,005

Wireless Telecommunication Services - 0.1%
Sprint Communications, Inc.
6.00%, 12/01/2016	400,000	418,410
9.13%, 03/01/2017	1,500,000	1,649,925

		2,068,335

Total Corporate Debt Securities (Cost $607,987,128)		627,207,449

CERTIFICATE OF DEPOSIT - 0.5%
Diversified Financial Services - 0.5%
Credit Suisse 0.44%, 01/12/2015 (K)	9,400,000	9,400,000

Total Certificate of Deposit (Cost $9,400,000)		9,400,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
COMMERCIAL PAPER - 2.0%
Oil, Gas & Consumable Fuels - 0.6%
ENI Finance USA, Inc. 0.59%, 05/22/2015, 144A (K)	$ 12,200,000	$ 12,172,286

Wireless Telecommunication Services - 1.4%
Vodafone Group PLC
0.56%, 04/01/2015, 144A (K)	23,600,000	23,567,550
0.61%, 06/29/2015, 144A (K)	2,200,000	2,193,436

		25,760,986

Total Commercial Paper (Cost $37,933,272)		37,933,272

LOAN ASSIGNMENTS - 0.6%
Automobiles - 0.1%
Chrysler Group LLC, Term Loan B 3.50%, 05/24/2017 (F)	1,392,784	1,386,980

Health Care Equipment & Supplies - 0.2%
Biomet Inc., Term Loan B2 3.67%, 07/25/2017 (F)	4,300,000	4,274,918

Health Care Providers & Services - 0.3%
HCA, Inc., Term Loan B5 2.92%, 03/31/2017 (F)	5,173,804	5,129,826

Total Loan Assignments (Cost $10,863,900)		10,791,724

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.8%
Federal Home Loan Bank Discount Notes
0.03%, 01/09/2015 (K)	12,400,000	12,399,931
0.08%, 01/23/2015 (K)	20,100,000	20,099,017
0.09%, 01/23/2015 (K)	17,100,000	17,099,112
Federal Home Loan Mortgage Corp. Discount Notes 0.05%, 02/05/2015 (K)	62,000,000	61,996,986

Total Short-Term U.S. Government Agency Obligations (Cost $111,595,046)		111,595,046

SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 3.6%
Mexico Cetes
2.97%, 01/22/2015 (K)	MXN 205,600,000	13,911,748
3.00%, 02/05/2015 - 02/19/2015 (K)	375,526,000	25,375,319
3.01%, 04/01/2015 (K)	216,700,000	14,579,804
3.03%, 05/28/2015 (K)	220,200,000	14,745,113

Total Short-Term Foreign Government Obligations (Cost $74,664,414)		68,611,984

	Shares	Value
CONVERTIBLE PREFERRED STOCK - 0.1%
Banks - 0.1%
Wells Fargo & Co. Series L, 7.50%	2,100	2,532,600

Total Convertible Preferred Stock (Cost $1,890,035)		2,532,600

	Contracts	Value
PURCHASED OPTIONS - 0.0% (H)
Put Options - 0.0% (H)
10-Year U.S. Treasury Note Future Exercise Price $99.00 Expires 02/20/2015	25	$ 391
10-Year U.S. Treasury Note Future Exercise Price $100.00 Expires 02/20/2015	408	6,375
10-Year U.S. Treasury Note Future Exercise Price $101.00 Expires 02/20/2015	36	562
10-Year U.S. Treasury Note Future Exercise Price $103.00 Expires 02/20/2015	79	1,234

Total Purchased Options (Cost $4,636)		8,562

	Notional Amount	Value
PURCHASED SWAPTION - 0.0% (H) (L)
Put Option - 0.0% (H)
OTC - If exercised the Series receives floating 3 month LIBOR, and pays 3.21%, European Style (J) Expires 01/16/2020 Counterparty: GSC	$ 9,500,000	121,001

Total Purchased Swaption (Cost $140,838)		121,001

	Shares	Value
SECURITIES LENDING COLLATERAL - 6.4%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (K)	122,665,050	122,665,050

Total Securities Lending Collateral (Cost $122,665,050)		122,665,050

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
State Street Bank & Trust Co. 0.01% (K), dated 12/31/2014, to be repurchased at $19,442,707 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.00%, due 11/02/2022, and with a value of $19,835,175.	$ 19,442,696	19,442,696

Total Repurchase Agreement (Cost $19,442,696)		19,442,696

Total Investments (Cost $2,395,776,209) (M)		2,412,376,614
Net Other Assets (Liabilities) - (25.6)%		(492,080,599)

Net Assets - 100.0%		$ 1,920,296,015

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Notional Amount	Value
WRITTEN FOREIGN EXCHANGE OPTIONS - (0.1)% (L)
Call Options - (0.1)%
OTC - AUD vs. USD (J) Exercise Price AUD 0.88 Expires 01/08/2015 Counterparty: DUB	AUD 2,300,000	$ 0
OTC - AUD vs. USD (J) Exercise Price AUD 0.90 Expires 01/14/2015 Counterparty: BOA	2,200,000	0
OTC - EUR vs. USD (J) Exercise Price EUR 1.26 Expires 01/20/2015 Counterparty: BCLY	EUR 3,400,000	(921)
OTC - EUR vs. USD (J) Exercise Price EUR 1.26 Expires 02/10/2015 Counterparty: DUB	11,400,000	(18,705)
OTC - EUR vs. USD (J) Exercise Price EUR 1.27 Expires 02/13/2015 Counterparty: CITI	3,800,000	(5,311)
OTC - EUR vs. USD (J) Exercise Price EUR 1.27 Expires 01/20/2015 Counterparty: BCLY	1,700,000	(220)
OTC - EUR vs. USD (J) Exercise Price EUR 1.27 Expires 01/27/2015 Counterparty: DUB	3,300,000	(1,250)
OTC - EUR vs. USD (J) Exercise Price EUR 1.27 Expires 02/18/2015 Counterparty: DUB	3,300,000	(4,261)
OTC - USD vs. BRL (J) Exercise Price $2.80 Expires 01/21/2015 Counterparty: JPM	$ 2,000,000	(5,036)
OTC - USD vs. BRL (J) Exercise Price $2.80 Expires 01/23/2015 Counterparty: JPM	2,000,000	(5,276)
OTC - USD vs. BRL (J) Exercise Price $2.90 Expires 02/12/2015 Counterparty: JPM	2,600,000	(8,320)
OTC - USD vs. INR (J) Exercise Price $63.40 Expires 01/22/2015 Counterparty: JPM	1,600,000	(11,853)
OTC - USD vs. INR (J) Exercise Price $63.00 Expires 01/06/2015 Counterparty: HSBC	2,500,000	(14,370)
OTC - USD vs. INR (J) Exercise Price $63.27 Expires 01/27/2015 Counterparty: BCLY	4,300,000	(42,118)
OTC - USD vs. INR (J) Exercise Price $63.85 Expires 02/05/2015 Counterparty: BCLY	4,900,000	(39,401)

	Notional Amount	Value
WRITTEN FOREIGN EXCHANGE OPTIONS (continued) (L)
Call Options (continued)
OTC - USD vs. INR (J) Exercise Price $63.85 Expires 02/25/2015 Counterparty: HSBC	$ 1,400,000	$ (16,549)
OTC - USD vs. INR (J) Exercise Price $63.90 Expires 01/16/2015 Counterparty: BCLY	2,200,000	(6,741)
OTC - USD vs. INR (J) Exercise Price $64.25 Expires 02/25/2015 Counterparty: UBS	4,300,000	(40,592)
OTC - USD vs. INR (J) Exercise Price $64.25 Expires 02/25/2015 Counterparty: BCLY	2,200,000	(20,766)
OTC - USD vs. INR (J) Exercise Price $64.25 Expires 02/26/2015 Counterparty: HSBC	2,200,000	(21,415)
OTC - USD vs. INR (J) Exercise Price $65.90 Expires 05/12/2015 Counterparty: JPM	13,300,000	(179,470)
OTC - USD vs. MXN (J) Exercise Price $13.80 Expires 01/14/2015 Counterparty: HSBC	3,100,000	(203,459)
OTC - USD vs. MXN (J) Exercise Price $13.90 Expires 01/05/2015 Counterparty: BOA	2,800,000	(163,369)
OTC - USD vs. MXN (J) Exercise Price $14.00 Expires 01/28/2015 Counterparty: BOA	2,000,000	(106,186)
OTC - USD vs. MXN (J) Exercise Price $14.05 Expires 02/25/2015 Counterparty: HSBC	1,800,000	(94,313)
OTC - USD vs. MXN (J) Exercise Price $14.35 Expires 02/26/2015 Counterparty: JPM	7,700,000	(270,224)

		(1,280,126)

Put Options - (0.0)%
OTC - AUD vs. USD (J) Exercise Price AUD 0.84 Expires 01/14/2015 Counterparty: BOA	AUD 2,200,000	(49,399)
OTC - AUD vs. USD (J) Exercise Price AUD 0.86 Expires 01/16/2015 Counterparty: DUB	3,300,000	(125,597)
OTC - USD vs. BRL (J) Exercise Price $2.30 Expires 01/21/2015 Counterparty: JPM	$ 2,000,000	0

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Notional Amount	Value
WRITTEN FOREIGN EXCHANGE OPTIONS (continued) (L)
Put Options (continued)
OTC - USD vs. BRL (J) Exercise Price $2.30 Expires 01/23/2015 Counterparty: JPM	$ 2,000,000	$ 0
OTC - USD vs. BRL (J) Exercise Price $2.40 Expires 02/12/2015 Counterparty: JPM	2,600,000	(426)
OTC - USD vs. INR (J) Exercise Price $60.00 Expires 01/06/2015 Counterparty: HSBC	2,500,000	0
OTC - USD vs. INR (J) Exercise Price $60.90 Expires 01/16/2015 Counterparty: BCLY	2,200,000	(5)
OTC - USD vs. JPY (J) Exercise Price $99.00 Expires 09/30/2015 Counterparty: CITI	11,700,000	(25,167)
OTC - USD vs. JPY (J) Exercise Price $100.00 Expires 07/03/2015 Counterparty: UBS	4,700,000	(4,249)
OTC - USD vs. JPY (J) Exercise Price $109.00 Expires 11/10/2015 Counterparty: JPM	4,200,000	(49,085)
OTC - USD vs. JPY (J) Exercise Price $110.00 Expires 05/12/2015 Counterparty: UBS	5,600,000	(22,624)
OTC - USD vs. JPY (J) Exercise Price $110.50 Expires 01/05/2015 Counterparty: BNP	2,400,000	0
OTC - USD vs. JPY (J) Exercise Price $110.50 Expires 01/07/2015 Counterparty: UBS	3,000,000	0
OTC - USD vs. JPY (J) Exercise Price $111.50 Expires 02/09/2015 Counterparty: UBS	1,900,000	(1,207)
OTC - USD vs. JPY (J) Exercise Price $111.50 Expires 02/09/2015 Counterparty: BNP	1,900,000	(1,207)
OTC - USD vs. JPY (J) Exercise Price $111.75 Expires 02/09/2015 Counterparty: BNP	4,000,000	(2,860)
OTC - USD vs. JPY (J) Exercise Price $111.90 Expires 01/23/2015 Counterparty: CITI	4,800,000	(984)
OTC - USD vs. JPY (J) Exercise Price $112.00 Expires 02/09/2015 Counterparty: UBS	1,500,000	(1,205)

	Notional Amount	Value
WRITTEN FOREIGN EXCHANGE OPTIONS (continued) (L)
Put Options (continued)
OTC - USD vs. JPY (J) Exercise Price $112.00 Expires 02/09/2015 Counterparty: BOA	$ 7,800,000	$ (6,263)
OTC - USD vs. JPY (J) Exercise Price $112.00 Expires 03/12/2015 Counterparty: BCLY	6,600,000	(15,899)
OTC - USD vs. JPY (J) Exercise Price $112.00 Expires 05/15/2015 Counterparty: CITI	1,600,000	(10,261)
OTC - USD vs. JPY (J) Exercise Price $112.00 Expires 05/15/2015 Counterparty: JPM	900,000	(5,773)
OTC - USD vs. JPY (J) Exercise Price $112.50 Expires 01/12/2015 Counterparty: UBS	11,100,000	(455)
OTC - USD vs. JPY (J) Exercise Price $112.50 Expires 02/11/2015 Counterparty: UBS	2,700,000	(3,005)
OTC - USD vs. JPY (J) Exercise Price $112.50 Expires 05/22/2015 Counterparty: DUB	4,200,000	(31,840)
OTC - USD vs. JPY (J) Exercise Price $112.85 Expires 03/25/2015 Counterparty: DUB	3,000,000	(12,042)
OTC - USD vs. JPY (J) Exercise Price $112.88 Expires 03/13/2015 Counterparty: CITI	1,700,000	(5,489)
OTC - USD vs. JPY (J) Exercise Price $113.00 Expires 05/22/2015 Counterparty: BOA	9,000,000	(75,393)
OTC - USD vs. JPY (J) Exercise Price $115.00 Expires 01/12/2015 Counterparty: BNP	4,300,000	(1,681)
OTC - USD vs. MXN (J) Exercise Price $13.20 Expires 01/14/2015 Counterparty: HSBC	3,100,000	0
OTC - USD vs. MXN (J) Exercise Price $13.35 Expires 02/25/2015 Counterparty: HSBC	1,800,000	(40)
OTC - USD vs. MXN (J) Exercise Price $13.45 Expires 01/28/2015 Counterparty: BOA	2,000,000	(2)

		(452,158)

Total Written Foreign Exchange Options (Premium received $1,968,498)		$ (1,732,284)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

WRITTEN SWAPTIONS ON CREDIT DEFAULT SWAP AGREEMENTS: (L)

Description	Counterparty	Fixed Deal Rate	Pay/Receive Floating Rate	Strike Price	Expiration Date	Notional Amount	Premiums Paid (Received)	Value
Call - OTC iTraxx Europe Series 22	JPM	0.55%	Receive	0.55%	02/18/2015	EUR 3,200,000	$(2,807)	$(3,016)
Call - OTC iTraxx Europe Series 22	CITI	0.55	Receive	0.55	02/18/2015	6,700,000	(5,041)	(6,314)
Call - OTC iTraxx Europe Series 22	BNP	0.60	Receive	0.60	01/21/2015	3,000,000	(5,826)	(3,535)
Call - OTC iTraxx Europe Series 22	JPM	0.60	Receive	0.60	01/21/2015	2,700,000	(3,792)	(3,181)
Call - OTC iTraxx Europe Series 22	CITI	0.60	Receive	0.60	01/21/2015	5,800,000	(10,123)	(6,834)
Call - OTC iTraxx Europe Series 22	GSC	0.60	Receive	0.60	01/21/2015	2,700,000	(3,278)	(3,181)
Put - OTC iTraxx Europe Series 22	JPM	0.85	Pay	0.85	02/18/2015	3,200,000	(6,416)	(3,032)
Put - OTC iTraxx Europe Series 22	CITI	0.85	Pay	0.85	02/18/2015	6,700,000	(13,654)	(6,348)
Put - OTC iTraxx Europe Series 22	CITI	0.90	Pay	0.90	01/21/2015	3,700,000	(7,238)	(580)
Put - OTC iTraxx Europe Series 22	BNP	0.90	Pay	0.90	01/21/2015	3,000,000	(5,074)	(470)
Put - OTC iTraxx Europe Series 22	CITI	1.00	Pay	1.00	01/21/2015	2,100,000	(4,987)	(116)
Put - OTC iTraxx Europe Series 22	JPM	1.00	Pay	1.00	01/21/2015	2,700,000	(7,584)	(149)
Put - OTC iTraxx Europe Series 22	GSC	1.00	Pay	1.00	01/21/2015	2,700,000	(7,419)	(149)
Put - OTC iTraxx Europe Series 22	GSC	1.10	Pay	1.10	01/21/2015	1,500,000	(3,771)	(28)

Total							$(87,010)	$(36,933)

WRITTEN SWAPTIONS ON INTEREST RATE SWAP AGREEMENTS: (L)

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums Paid (Received)	Value
Call - OTC 10-Year	DUB	6-Month EUR-EURIBOR Reuters	Receive	0.95%	03/23/2015	EUR	4,200,000	$(10,872)	$(82,114)
Call - OTC 10-Year	GSC	6-Month EUR-EURIBOR Reuters	Receive	1.20	01/20/2015		18,700,000	(101,051)	(814,019)
Put - OTC 10-Year	DUB	6-Month EUR-EURIBOR Reuters	Pay	1.55	03/23/2015		4,200,000	(34,789)	(1,176)
Put - OTC 10-Year	GSC	6-Month EUR-EURIBOR Reuters	Pay	1.60	01/20/2015		18,700,000	(197,050)	0
Put - OTC 10-Year	MSC	3-Month USD-LIBOR BBA	Pay	2.80	02/02/2015		$12,600,000	(200,970)	(1,847)
Put - OTC 10-Year	MSC	3-Month USD-LIBOR BBA	Pay	2.82	01/30/2015		2,500,000	(11,687)	(206)
Put - OTC 2-Year	GSC	3-Month USD-LIBOR BBA	Pay	2.80	01/16/2018		9,500,000	(118,750)	(103,202)
Put - OTC 30-Year	MSC	3-Month USD-LIBOR BBA	Pay	3.25	03/02/2015		4,500,000	(41,962)	(4,988)
Put - OTC 30-Year	DUB	3-Month USD-LIBOR BBA	Pay	3.27	03/27/2015		9,000,000	(109,125)	(22,375)
Put - OTC 30-Year	MSC	3-Month USD-LIBOR BBA	Pay	3.30	01/30/2015		4,100,000	(47,150)	(161)
Put - OTC 30-Year	MSC	3-Month USD-LIBOR BBA	Pay	3.32	01/16/2015		7,900,000	(80,580)	(3)
Put - OTC 5-Year	RBS	3-Month USD-LIBOR BBA	Pay	2.50	09/21/2015		60,500,000	(1,149,500)	(459,363)
Put - OTC 5-Year	MSC	3-Month USD-LIBOR BBA	Pay	2.60	09/14/2015		19,100,000	(250,688)	(117,993)
Put - OTC 5-Year	MSC	3-Month USD-LIBOR BBA	Pay	2.77	01/23/2015		24,200,000	(3,388)	0

Total								$(2,357,562)	$(1,607,447)

CENTRALLY CLEARED SWAP AGREEMENTS: (N)

Interest Rate Swap Agreements - Fixed Rate Receivable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
1-Year OIS Federal Funds Rate	0.09%	02/27/2015	$107,100,000	$(8,544)	$(267)	$(8,277)
MXN TIIE Banxico	5.84	09/14/2021	53,200,000	25,096	14,020	11,076
MXN TIIE Banxico	5.92	12/07/2021	52,000,000	33,805	0	33,805
MXN TIIE Banxico	6.81	06/19/2034	415,000,000	(219,798)	235,335	(455,133)
MXN TIIE Banxico	6.92	09/10/2029	151,900,000	392,206	207,709	184,497
MXN TIIE Banxico	7.02	06/08/2034	136,000,000	185,502	204,397	(18,895)

Total				$408,267	$661,194	$(252,927)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

CENTRALLY CLEARED SWAP AGREEMENTS (continued): (N)

Interest Rate Swap Agreements - Fixed Rate Payable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	0.67%	04/17/2016		$438,500,000	$142,806	$37,351	$105,455
3-Month USD-LIBOR	1.00	04/17/2017		150,300,000	395,831	502,854	(107,023)
3-Month USD-LIBOR	1.80	12/03/2019		40,700,000	(125,256)	(71,145)	(54,111)
3-Month USD-LIBOR	1.85	12/04/2019		21,400,000	(116,496)	(42,121)	(74,375)
3-Month USD-LIBOR	2.80	12/18/2043		64,300,000	(1,426,836)	2,981,474	(4,408,310)
3-Month USD-LIBOR	3.00	06/19/2043		10,600,000	(678,920)	574,077	(1,252,997)
3-Month USD-LIBOR	3.25	12/18/2043		80,000,000	(9,366,835)	489,396	(9,856,231)
3-Month USD-LIBOR	3.50	12/18/2043		31,600,000	(5,365,837)	1,663,788	(7,029,625)
6-Month EUR-EURIBOR	0.45	12/09/2019	EUR	8,300,000	(49,211)	(7,902)	(41,309)
6-Month EUR-EURIBOR	1.25	03/18/2025		6,800,000	(326,674)	(279,402)	(47,272)
6-Month EUR-EURIBOR	2.31	10/21/2044		9,700,000	(810,958)	0	(810,958)
6-Month GBP-LIBOR	1.50	09/18/2016	GBP	61,200,000	(860,253)	(657,637)	(202,616)
6-Month GBP-LIBOR	1.51	10/07/2016		7,700,000	(59,227)	77	(59,304)
6-Month GBP-LIBOR	1.59	10/05/2016		34,200,000	(306,783)	682	(307,465)
6-Month GBP-LIBOR	1.88	10/05/2017		14,700,000	(291,287)	0	(291,287)
6-Month JPY-LIBOR	0.50	09/17/2021	JPY	3,130,000,000	(349,751)	(189,724)	(160,027)

Total					$(19,595,687)	$5,001,768	$(24,597,455)

OVER THE COUNTER SWAP AGREEMENTS: (L)

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (O)
Reference Obligation	Fixed Deal Receive Rate	Expiration Date	Counterparty	Implied Credit Spread (Basis Points) December 31, 2014 (Q)	Notional Amount (P)	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Brazilian Government International Bond, 12.25%, 03/06/2030	1.00%	09/20/2016	MSC	115.53	$9,500,000	$(15,613)	$(71,891)	$56,278
Brazilian Government International Bond, 12.25%, 03/06/2030	1.00	12/20/2019	MSC	193.65	5,500,000	(207,269)	(195,174)	(12,095)
Brazilian Government International Bond, 12.25%, 03/06/2030	1.00	12/20/2019	HSBC	193.65	48,700,000	(1,835,278)	(1,715,262)	(120,016)
China Government International Bond, 4.25%, 10/28/2014	1.00	12/20/2019	JPM	82.09	5,400,000	(53,300)	35,722	(89,022)
China Government International Bond, 4.25%, 10/28/2014	1.00	12/20/2019	MSC	82.09	1,200,000	(11,844)	7,643	(19,487)
General Electric Capital Corp., 5.63%, 09/15/2017	1.00	12/20/2015	DUB	29.23	10,000,000	73,260	113,059	(39,799)
Goldman Sachs Group, Inc., 5.95%, 01/18/2018	1.00	12/20/2018	BCLY	68.41	15,700,000	213,520	159,440	54,080
Hellenic Republic Government Bond, 2.00%, 02/24/2023	1.00	12/20/2015	GSC	1855.07	1,700,000	(173,575)	(64,143)	(109,432)
Hellenic Republic Government Bond, 2.00%, 02/24/2023	1.00	12/20/2015	GSC	1855.07	2,200,000	(224,626)	(137,249)	(87,377)
Italy Government International Bond, 6.88%, 09/27/2023	1.00	09/20/2019	DUB	115.51	100,000	(500)	(48)	(452)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

OVER THE COUNTER SWAP AGREEMENTS (continued): (L)

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (continued) (O)
Reference Obligation	Fixed Deal Receive Rate	Expiration Date	Counterparty	Implied Credit Spread (Basis Points) December 31, 2014 (Q)	Notional Amount (P)	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Italy Government International Bond, 6.88%, 09/27/2023	1.00%	09/20/2016	DUB	57.40	$4,300,000	$32,749	$31,871	$878
Italy Government International Bond, 6.88%, 09/27/2023	1.00	09/20/2016	HSBC	57.40	8,600,000	65,498	65,574	(76)
Italy Government International Bond, 6.88%, 09/27/2023 (J)	1.00	09/20/2016	HSBC	57.40	6,500,000	49,504	42,586	6,918
Italy Government International Bond, 6.88%, 09/27/2023 (J)	1.00	09/20/2016	DUB	57.40	13,000,000	99,009	82,410	16,599
Italy Government International Bond, 6.88%, 09/27/2023 (J)	1.00	09/20/2016	DUB	57.40	7,500,000	57,121	49,138	7,983
Italy Government International Bond, 6.88%, 09/27/2023	1.00	09/20/2016	BNP	57.40	1,100,000	8,377	11,768	(3,391)
Italy Government International Bond, 6.88%, 09/27/2023	1.00	09/20/2016	DUB	57.40	1,100,000	8,378	9,100	(722)
Italy Government International Bond, 6.88%, 09/27/2023 (J)	1.00	06/20/2017	CITI	72.22	2,100,000	14,970	12,314	2,656
Japan, 2.00%, 03/21/2022	1.00	09/20/2016	DUB	23.14	5,200,000	72,873	58,104	14,769
Mexico Government International Bond, 5.95%, 03/19/2019	1.00	12/20/2018	JPM	82.05	2,100,000	15,455	(3,977)	19,432
Mexico Government International Bond, 5.95%, 03/19/2019	1.00	09/20/2019	MSC	95.29	3,200,000	11,228	21,862	(10,634)
Mexico Government International Bond, 5.95%, 03/19/2019	1.00	09/20/2019	HSBC	95.29	6,000,000	21,053	43,934	(22,881)
Mexico Government International Bond, 5.95%, 03/19/2019	1.00	12/20/2019	CITI	99.60	3,600,000	8,003	21,315	(13,312)
Mexico Government International Bond, 5.95%, 03/19/2019	1.00	12/20/2019	MSC	99.60	18,300,000	40,680	108,434	(67,754)
Mexico Government International Bond, 5.95%, 03/19/2019	1.00	12/20/2019	JPM	99.60	3,000,000	6,669	19,264	(12,595)
Mexico Government International Bond, 5.95%, 03/19/2019	1.00	12/20/2019	GSC	99.60	4,500,000	10,004	27,150	(17,146)
Mexico Government International Bond, 7.50%, 04/08/2033	1.00	09/20/2016	DUB	52.26	6,900,000	59,765	15,268	44,497
Petrobras International Finance Co. SA, 8.38%, 12/10/2018	1.00	12/20/2019	GSC	441.00	900,000	(121,717)	(95,623)	(26,094)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

OVER THE COUNTER SWAP AGREEMENTS (continued): (L)

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (continued) (O)
Reference Obligation	Fixed Deal Receive Rate	Expiration Date	Counterparty	Implied Credit Spread (Basis Points) December 31, 2014 (Q)	Notional Amount (P)	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Petrobras International Finance Co. SA, 8.38%, 12/10/2018	1.00%	12/20/2019	BCLY	441.00	$2,600,000	$(351,625)	$(310,781)	$(40,844)
Petrobras International Finance Co. SA, 8.38%, 12/10/2018	1.00	12/20/2019	MSC	441.00	1,200,000	(162,289)	(109,194)	(53,095)
Petrobras International Finance Co. SA, 8.38%, 12/10/2018	1.00	12/20/2019	BNP	441.00	1,000,000	(135,240)	(91,749)	(43,491)
Petrobras International Finance Co. SA, 8.38%, 12/10/2018	5.00	12/20/2019	JPM	441.00	500,000	17,412	(12,216)	29,628
Petrobras International Finance Co. SA, 8.38%, 12/10/2018	1.00	12/20/2015	BNP	519.00	200,000	(7,320)	(4,740)	(2,580)
Reynolds American, Inc., 7.63%, 06/1/2016	1.28	06/20/2017	GSC	18.38	2,100,000	52,690	0	52,690
Rosneft Oil Co. via Rosneft International Finance, Ltd., 3.15%, 03/06/2017	1.00	03/20/2015	CITI	795.94	1,000,000	(6,607)	(2,827)	(3,780)
Russian Foreign Bond - Eurobond, 7.50%, 03/31/2030	1.00	12/20/2019	BCLY	477.90	100,000	(14,699)	(6,887)	(7,812)
Russian Foreign Bond - Eurobond, 7.50%, 03/31/2030	1.00	12/20/2019	HSBC	478.00	6,700,000	(984,823)	(602,194)	(382,629)
Russian Foreign Bond - Eurobond, 7.50%, 03/31/2030	1.00	12/20/2019	CITI	478.00	1,200,000	(176,386)	(105,942)	(70,444)
Russian Foreign Bond - Eurobond, 7.50%, 03/31/2030	1.00	12/20/2019	GSC	478.00	1,100,000	(161,687)	(131,434)	(30,253)
Russian Foreign Bond - Eurobond, 7.50%, 03/31/2030	1.00	12/20/2019	BCLY	478.00	1,900,000	(279,279)	(206,864)	(72,415)
Russian Foreign Bond - Eurobond, 7.50%, 03/31/2030	1.00	12/20/2019	JPM	478.00	100,000	(14,699)	(11,919)	(2,780)
Russian Foreign Bond - Eurobond, 7.50%, 03/31/2030	1.00	12/20/2019	GSC	478.00	100,000	(14,698)	(11,879)	(2,819)
Russian Foreign Bond - Eurobond, 7.50%, 03/31/2030	1.00	03/20/2019	CITI	482.73	6,300,000	(819,540)	(194,489)	(625,051)
Russian Foreign Bond - Eurobond, 7.50%, 03/31/2030	1.00	03/20/2019	GSC	482.73	9,800,000	(1,274,841)	(302,539)	(972,302)
Russian Foreign Bond - Eurobond, 7.50%, 03/31/2030	1.00	12/20/2015	BCLY	511.36	1,500,000	(54,467)	(17,412)	(37,055)
Russian Foreign Bond - Eurobond, 7.50%, 03/31/2030	1.00	09/20/2015	DUB	512.52	300,000	(8,579)	(2,386)	(6,193)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

OVER THE COUNTER SWAP AGREEMENTS (continued): (L)

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (continued) (O)

Reference Obligation	Fixed Deal Receive Rate	Expiration Date	Counterparty	Implied Credit Spread (Basis Points) December 31, 2014 (Q)	Notional Amount (P)	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Russian Foreign Bond - Eurobond, 7.50%, 03/31/2030	1.00%	09/20/2015	BCLY	512.52	$900,000	$(25,736)	$(7,479)	$(18,257)
Russian Foreign Bond - Eurobond, 7.50%, 03/31/2030	1.00	09/20/2015	CITI	512.52	4,100,000	(117,243)	(31,133)	(86,110)
Russian Foreign Bond - Eurobond, 7.50%, 03/31/2030	1.00	12/20/2019	HSBC	0.00	4,300,000	(632,051)	(293,425)	(338,626)
Spain, 5.50%, 07/30/2017	1.00	06/20/2019	JPM	74.94	6,200,000	69,738	(3,037)	72,775
Spain, 5.50%, 07/30/2017 (J)	1.00	06/20/2019	DUB	74.94	6,200,000	69,738	(3,037)	72,775
Spain, 5.50%, 07/30/2017	1.00	06/20/2019	DUB	74.94	5,500,000	61,864	2,696	59,168
Spain, 5.50%, 07/30/2017 (J)	1.00	06/20/2019	GSC	74.94	5,400,000	60,739	2,647	58,092
Spain, 5.50%, 07/30/2017 (J)	1.00	06/20/2019	MSC	74.94	2,200,000	24,745	4,316	20,429

Total						$(6,660,489)	$(3,801,315)	$(2,859,174)

Credit Default Swap Agreements on Credit Indices - Sell Protection (O)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Counterparty	Notional Amount (P)	Fair Value (R)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Dow Jones North American Investment Grade Index - Series 5	0.46%	12/20/2015	MSC	$9,600,000	$25,055	$0	$25,055
Asset-Backed Securities Index Home Equity - Series 6-2	0.11	05/25/2046	BCLY	8,314,511	(1,651,569)	(1,691,509)	39,940

Total					$(1,626,514)	$(1,691,509)	$64,995

Interest Rate Swap Agreements - Fixed Rate Receivable
Floating Rate Index	Fixed Rate	Expiration Date	Counterparty	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
BRL-CDI	7.80%	01/02/2015	MSC	BRL	88,200,000	$(965,402)	$(3,467)	$(961,935)
BRL-CDI	9.93	01/02/2015	MSC		84,400,000	747,106	5,784	741,322
BRL-CDI	10.91	01/02/2017	GSC		200,000	(784)	(600)	(184)
BRL-CDI	11.25	01/04/2021	DUB		22,300,000	(242,010)	(31,605)	(210,405)
BRL-CDI	11.25	01/04/2021	UBS		5,600,000	(60,774)	(57,892)	(2,882)
BRL-CDI	11.25	01/04/2021	CITI		2,800,000	(30,346)	(28,356)	(1,990)
BRL-CDI	11.47	01/02/2017	GSC		73,200,000	(242,221)	68,973	(311,194)
BRL-CDI	11.47	01/02/2017	JPM		11,200,000	(37,061)	8,350	(45,411)
BRL-CDI	11.47	01/02/2017	DUB		39,300,000	(130,045)	41,422	(171,467)
BRL-CDI	11.47	01/02/2017	BNP		46,500,000	(153,870)	22,770	(176,640)
BRL-CDI	11.50	01/04/2021	CITI		66,200,000	(522,953)	135,313	(658,266)
BRL-CDI	12.00	01/04/2021	DUB		3,900,000	(10,975)	1,164	(12,139)
BRL-CDI (J)	12.33	01/04/2021	JPM		13,900,000	7,024	0	7,024
BRL-CDI (J)	12.54	01/04/2021	UBS		8,700,000	20,804	0	20,804
BRL-CDI	12.56	01/04/2021	MSC		7,900,000	38,807	24,332	14,475
BRL-CDI (J)	13.00	01/02/2018	GSC		16,800,000	31,079	0	31,079
BRL-CDI (J)	13.06	01/02/2018	UBS		14,700,000	33,342	26,390	6,952
MXN TIIE Banxico	5.84	09/14/2021	UBS	MXN	109,900,000	31,278	23,533	7,745
MXN TIIE Banxico	6.81	06/19/2034	DUB		8,000,000	(11,546)	(6,976)	(4,570)
MXN TIIE Banxico	7.02	06/08/2034	DUB		45,000,000	53,209	79,712	(26,503)

Total						$(1,445,338)	$308,847	$(1,754,185)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

OVER THE COUNTER SWAP AGREEMENTS (continued): (L)

Interest Rate Swap Agreements - Fixed Rate Payable
Floating Rate Index	Fixed Rate	Expiration Date	Counterparty	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
BRL-CDI	1.00%	01/02/2017	BNP	BRL	1,700,000	$(12,054)	$(6,737)	$(5,317)
BRL-CDI	1.00	01/04/2021	BNP		28,300,000	(37,484)	12,430	(49,914)
BRL-CDI	1.00	01/04/2021	UBS		1,400,000	(11,060)	(1,113)	(9,947)

Total						$(60,598)	$4,580	$(65,178)

FUTURES CONTRACTS: (S)
Description	Type	Number of Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
3-Month Sterling	Short	(49)	03/18/2015	$(18,195)
3-Month Sterling	Short	(71)	06/17/2015	(45,731)
3-Month Sterling	Short	(333)	09/16/2015	(62,597)
10-Year U.S. Treasury Note	Long	2,356	03/20/2015	921,140
90-Day Eurodollar	Short	(675)	06/15/2015	(11,779)
90-Day Eurodollar	Short	(673)	09/14/2015	12,929
90-Day Eurodollar	Short	(360)	12/14/2015	25,613
90-Day Eurodollar	Short	(149)	03/14/2016	9,008
Euro-BTP Italian Government Bond	Long	532	03/06/2015	847,855
German Euro Bund	Short	(384)	03/06/2015	(1,380,433)
Long U.S. Treasury Bond	Long	2,502	03/20/2015	7,496,553

Total				$7,794,363

FORWARD FOREIGN CURRENCY CONTRACTS: (L)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	02/05/2015	32,078,000	MXN	2,363,855	USD	$—	$(194,386)
BCLY	06/15/2015	1,522,000	EUR	2,020,003	USD	—	(175,281)
BCLY	06/15/2015	9,794,219	USD	7,209,000	EUR	1,056,637	—
BCLY	10/02/2015	3,362,832	USD	9,500,000	BRL	55,149	—
BCLY	06/27/2016	10,605,761	USD	7,713,000	EUR	1,155,042	—
BNP	01/05/2015	1,200,000	AUD	1,015,913	USD	—	(36,602)
BNP	01/05/2015	24,253,794	BRL	9,131,012	USD	—	(19,610)
BNP	01/05/2015	9,197,870	USD	24,253,794	BRL	86,468	—
BNP	01/05/2015	25,881,062	USD	20,936,000	EUR	546,056	—
BNP	01/14/2015	322,337	USD	1,249,631	ILS	1,963	—
BNP	01/22/2015	14,328,604	USD	189,709,090	MXN	1,487,950	—
BNP	02/03/2015	16,933,690	BRL	6,326,331	USD	—	(13,784)
BNP	02/05/2015	159,773,130	MXN	12,096,805	USD	—	(1,291,181)
BNP	02/05/2015	7,658,412	USD	101,179,103	MXN	815,563	—
BNP	02/19/2015	5,086,060	USD	67,455,392	MXN	527,958	—
BNP	03/12/2015	558,000	USD	2,180,887	ILS	—	(1,275)
BNP	06/15/2015	102,000	EUR	136,732	USD	—	(13,104)
BNP	06/15/2015	7,530,923	USD	5,553,000	EUR	800,476	—
BNP	07/02/2015	129,711	USD	313,755	BRL	17,654	—
BNP	01/05/2016	7,380,074	USD	19,000,000	BRL	926,146	—
BOA	01/05/2015	178,827	CAD	157,000	USD	—	(3,094)
BOA	01/05/2015	7,739,000	EUR	9,600,082	USD	—	(234,988)
BOA	01/05/2015	2,897,000	GBP	4,526,939	USD	—	(11,855)
BOA	01/05/2015	6,836,736,919	JPY	57,082,673	USD	34,155	(36,892)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (L)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BOA	01/14/2015	7,731,938	ILS	2,043,000	USD	$—	$(60,730)
BOA	01/14/2015	6,205,265	USD	23,671,821	ILS	145,691	(9,272)
BOA	02/03/2015	711,373	USD	585,000	EUR	3,244	—
BOA	02/03/2015	4,525,832	USD	2,897,000	GBP	11,767	—
BOA	02/03/2015	27,005,313	USD	3,237,937,000	JPY	—	(34,774)
BOA	03/12/2015	3,847,000	USD	15,043,758	ILS	1,245	(12,125)
BOA	04/01/2015	15,322,677	USD	214,575,701	MXN	861,785	—
BOA	06/15/2015	643,000	EUR	840,374	USD	—	(61,034)
BOA	06/15/2015	17,074,234	USD	12,558,000	EUR	1,853,460	—
BOA	08/07/2015	8,157,939	USD	6,100,000	EUR	758,841	—
BOA	08/07/2015	2,000,000	USD	202,962,400	JPY	301,071	—
BOA	06/13/2016	1,201,000	EUR	1,622,011	USD	—	(151,254)
BOA	06/13/2016	41,475,604	USD	30,325,000	EUR	4,339,299	—
BOA	06/27/2016	9,596,463	USD	6,970,000	EUR	1,056,141	—
CITI	01/05/2015	190,915,000	EUR	234,526,728	USD	—	(3,497,272)
CITI	01/05/2015	120,633,296	JPY	1,019,000	USD	—	(11,832)
CITI	02/03/2015	1,759,845	USD	2,160,000	AUD	753	—
CITI	02/03/2015	177,360,418	USD	144,673,000	EUR	2,237,051	—
CITI	02/05/2015	1,036,333	USD	14,119,000	MXN	81,450	—
CITI	02/12/2015	2,536,000	CHF	2,615,866	USD	—	(63,227)
CITI	05/28/2015	14,723,098	USD	217,402,000	MXN	124,759	—
CITI	06/15/2015	3,877,000	EUR	5,129,155	USD	—	(430,083)
CITI	06/15/2015	11,473,231	USD	8,393,000	EUR	1,300,596	—
CITI	10/02/2015	2,544,170	USD	7,200,000	BRL	37,294	—
DUB	01/05/2015	4,640,000	AUD	3,965,896	USD	—	(179,227)
DUB	01/05/2015	7,320,104	BRL	2,844,969	USD	—	(95,031)
DUB	01/05/2015	2,755,856	USD	7,320,104	BRL	5,918	—
DUB	01/05/2015	4,018,234	USD	2,556,000	GBP	34,611	—
DUB	02/05/2015	29,662,152	USD	411,900,888	MXN	1,804,863	—
DUB	06/15/2015	3,049,000	EUR	3,964,554	USD	—	(269,050)
DUB	07/02/2015	4,053,314	USD	10,599,582	BRL	267,688	—
DUB	08/07/2015	668,965	USD	500,000	EUR	62,482	—
DUB	02/01/2016	1,211,130	USD	900,000	EUR	114,821	—
DUB	06/13/2016	3,871,000	EUR	5,232,044	USD	—	(491,577)
DUB	06/13/2016	14,996,848	USD	10,953,000	EUR	1,583,692	—
GSC	01/05/2015	5,400,000	AUD	4,513,488	USD	—	(106,588)
GSC	01/05/2015	12,520,000	EUR	15,438,855	USD	—	(288,192)
GSC	01/05/2015	2,364,900,000	JPY	19,944,968	USD	—	(200,411)
GSC	01/05/2015	3,294,675	USD	4,031,000	AUD	5,006	—
GSC	01/05/2015	26,470,814	USD	21,508,000	EUR	443,622	—
GSC	01/05/2015	534,186	USD	341,000	GBP	2,725	—
GSC	01/05/2015	32,529,910	USD	3,831,300,000	JPY	542,376	—
GSC	01/14/2015	8,298,077	USD	30,892,401	ILS	378,059	—
GSC	01/22/2015	1,001,812	USD	13,230,934	MXN	106,263	—
GSC	02/03/2015	2,565,000	EUR	3,123,657	USD	—	(18,783)
GSC	02/03/2015	201,500,000	JPY	1,673,936	USD	8,796	—
GSC	02/03/2015	3,498,604	USD	4,323,000	AUD	—	(22,024)
GSC	02/03/2015	6,249,801	USD	5,128,000	EUR	42,474	—
GSC	02/12/2015	1,175,000	CHF	1,210,584	USD	—	(27,875)
GSC	02/12/2015	4,777,992	USD	4,602,000	CHF	145,799	—
GSC	02/26/2015	250,000	USD	15,802,500	INR	2,512	—
GSC	06/15/2015	8,814,000	EUR	11,758,744	USD	—	(1,075,842)
GSC	07/02/2015	5,945,839	USD	14,406,768	BRL	800,481	—
HSBC	01/05/2015	1,007,129,785	JPY	8,505,285	USD	—	(96,756)
HSBC	01/05/2015	16,726,040	USD	19,554,000	AUD	768,165	—
HSBC	01/08/2015	624,000	USD	39,031,200	INR	6,742	—
HSBC	01/14/2015	9,983,819	USD	37,624,020	ILS	337,986	—
HSBC	02/03/2015	2,580,269	USD	3,169,000	AUD	1,715	(2,263)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (L)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
HSBC	02/05/2015	8,015,000	MXN	548,135	USD	$—	$(6,073)
HSBC	08/07/2015	7,944,000	USD	810,037,764	JPY	1,163,452	—
JPM	01/05/2015	16,933,690	BRL	6,365,331	USD	—	(3,866)
JPM	01/05/2015	5,066,800,000	JPY	42,492,694	USD	62,636	(252,602)
JPM	01/05/2015	1,759,835	USD	2,149,000	AUD	6,052	—
JPM	01/05/2015	6,375,156	USD	16,933,690	BRL	13,691	—
JPM	01/05/2015	51,456,640	USD	41,522,000	EUR	1,210,168	—
JPM	01/05/2015	21,538,980	USD	2,542,300,000	JPY	313,310	—
JPM	01/08/2015	58,546,800	INR	936,000	USD	—	(10,113)
JPM	01/14/2015	1,028,000	USD	3,914,316	ILS	24,470	—
JPM	01/20/2015	1,212,000	USD	77,249,880	INR	—	(6,468)
JPM	01/23/2015	1,672,000	USD	106,640,160	INR	—	(8,943)
JPM	02/03/2015	13,090,000	EUR	16,011,598	USD	—	(166,451)
JPM	02/03/2015	5,271,542	USD	634,500,000	JPY	—	(27,182)
JPM	02/05/2015	23,255,000	MXN	1,617,260	USD	—	(44,499)
JPM	02/05/2015	14,341,544	USD	203,128,253	MXN	603,767	—
JPM	03/12/2015	3,965,876	USD	15,550,763	ILS	183	(22,206)
JPM	04/02/2015	14,000,000	BRL	5,090,724	USD	39,772	—
JPM	04/02/2015	8,703,990	USD	21,303,226	BRL	897,125	—
JPM	06/15/2015	831,000	EUR	1,111,130	USD	—	(103,927)
JPM	01/05/2016	29,292,755	USD	84,700,000	BRL	521,824	—
NSC	02/05/2015	152,000	USD	2,226,704	MXN	1,406	—
UBS	01/05/2015	12,345,000	AUD	10,108,557	USD	—	(33,894)
UBS	01/05/2015	158,009,895	USD	127,208,000	EUR	4,073,352	—
UBS	01/05/2015	76,307,252	USD	9,022,600,000	JPY	977,539	—
UBS	01/20/2015	3,555,000	USD	226,377,900	INR	—	(15,676)
UBS	02/03/2015	8,278,614	USD	10,145,000	AUD	16,582	—
UBS	02/03/2015	2,179,837	USD	262,495,305	JPY	—	(12,268)
UBS	02/05/2015	11,096,000	MXN	753,144	USD	—	(2,710)
UBS	02/26/2015	66,000	USD	4,191,660	INR	353	—
UBS	06/15/2015	1,794,000	EUR	2,364,341	USD	—	(189,945)
UBS	01/05/2016	8,106,543	USD	21,000,000	BRL	973,255	—

Total						$38,991,397	$(10,144,097)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

SECURITY VALUATION:

Valuation Inputs (T)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
U.S. Government Obligations	$—	$478,140,124	$—	$478,140,124
U.S. Government Agency Obligations	—	424,229,244	—	424,229,244
Foreign Government Obligations	—	182,353,645	—	182,353,645
Mortgage-Backed Securities	—	137,852,675	—	137,852,675
Asset-Backed Securities	—	82,787,689	—	82,787,689
Municipal Government Obligations	—	96,703,853	—	96,703,853
Corporate Debt Securities	—	627,207,449	—	627,207,449
Certificate of Deposit	—	9,400,000	—	9,400,000
Commercial Paper	—	37,933,272	—	37,933,272
Loan Assignments	—	10,791,724	—	10,791,724
Short-Term U.S. Government Agency Obligations	—	111,595,046	—	111,595,046
Short-Term Foreign Government Obligations	—	68,611,984	—	68,611,984
Convertible Preferred Stock	2,532,600	—	—	2,532,600
Purchased Options	8,562	—	—	8,562
Purchased Swaption	—	121,001	—	121,001
Securities Lending Collateral	122,665,050	—	—	122,665,050
Repurchase Agreement	—	19,442,696	—	19,442,696

Total Investments	$125,206,212	$2,287,170,402	$—	$2,412,376,614

Derivative Financial Instruments
Credit Default Swap Agreements	$—	$1,250,097	$—	$1,250,097
Interest Rate Swap Agreements	—	2,137,895	—	2,137,895
Futures Contracts (U)	9,313,098	—	—	9,313,098
Forward Foreign Currency Contracts (U)	—	38,991,397	—	38,991,397

Total Derivative Financial Instruments	$9,313,098	$42,379,389	$—	$51,692,487

LIABILITIES
Derivative Financial Instruments
Written Foreign Exchange Options	$—	$(1,732,284)	$—	$(1,732,284)
Written Swaptions on Credit Default Swap Agreements	—	(36,933)	—	(36,933)
Written Swaptions on Interest Rate Swap Agreements	—	(1,607,447)	—	(1,607,447)
Credit Default Swap Agreements	—	(9,537,100)	—	(9,537,100)
Interest Rate Swap Agreements	—	(22,831,251)	—	(22,831,251)
Futures Contracts (U)	(1,518,735)	—	—	(1,518,735)
Forward Foreign Currency Contracts (U)	—	(10,144,097)	—	(10,144,097)

Total Derivative Financial Instruments	$(1,518,735)	$(45,889,112)	$—	$(47,407,847)

Transfers

Investments	Transfer from Level 1 to Level 2	Transfer from Level 2 to Level 1	Transfer from Level 2 to Level 3	Transfer from Level 3 to Level 2 (V)
Corporate Debt Securities	$—	$—	$—	$40

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $120,181,252. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Security is subject to sale-buyback transactions.
(C)	All or a portion of the security has been segregated by the custodian as collateral for open options, swap, swaptions and/or forward foreign currency contracts. Total value of securities segregated for open options, swap, swaptions and/or forward foreign currency contracts is $6,250,021.
(D)	All or a portion of the security has been segregated by the custodian as collateral for centrally cleared swap agreements. Total value of securities segregated as collateral to cover centrally cleared swap agreements is $15,496,640.
(E)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $10,197,296.
(F)	Floating or variable rate security. Rate is disclosed as of December 31, 2014.
(G)	The security has a perpetual maturity; the date shown is the next call date.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Fair valued as determined in good faith in accordance with procedures established by the board of trustees. Total aggregate fair value of securities is $1,044,544, representing 0.05% of the Portfolio’s net assets.
(J)	Total aggregate value of illiquid securities is $44,941,459, representing 2.34% of the Portfolio’s net assets, and total aggregate value of illiquid derivatives is $(1,264,209), representing (0.07)% of the Portfolio’s net assets.
(K)	Rate disclosed reflects the yield at December 31, 2014.
(L)	Cash in the amount of $28,848,441 has been segregated by the broker as collateral for open options, swap, swaptions and/or forward foreign currency contracts.
(M)	Aggregate cost for federal income tax purposes is $2,403,030,475. Aggregate gross unrealized appreciation and depreciation for all securities is $49,522,015 and $40,175,876, respectively. Net unrealized appreciation for tax purposes is $9,346,139.
(N)	Cash in the amount of $2,551,000 has been segregated by the custodian as collateral for centrally cleared swap agreements.
(O)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(P)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(Q)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(R)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(S)	Cash in the amount of $1,216,000 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(T)	The Portfolio recognizes transfers between Levels at the end of the reporting period. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(U)	Derivative financial instrument valued at unrealized appreciation (depreciation).
(V)	Transferred from Level 3 to 2 due to utilizing significant observable inputs, as of prior reporting period the security utilized significant unobservable inputs.

DEFINITIONS:

144A	144A securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities aggregated $268,265,963, representing 13.97% of the Portfolio’s net assets.
BBA	British Bankers’ Association
BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America
BRL-CDI	Brazil Interbank Deposit Rate
BTP	Republic of Italy (“Buoni del Tesoro Poliennali”) Treasury Bonds

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

DEFINITIONS (continued):

CITI	Citigroup, Inc.
DUB	Deutsche Bank AG
EURIBOR	Euro InterBank Offered Rate
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank
LIBOR	London Interbank Offered Rate
MSC	Morgan Stanley
MTN	Medium Term Note
MXN TIIE Banxico	Tasa de Interés Interbancaria de Equilibrio (Interbank Equilibrium Interest Rate) (“TIIE”) for MXNde Equilibrio by the Banco de México
NSC	Nomura Securities Co., Ltd.
OIS	Overnight Index Swap
OTC	Over the Counter
RBS	Royal Bank of Scotland Group PLC
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced
UBS	UBS AG

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
ILS	Israel New Shekel
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
USD	United States Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $2,376,333,513) (including securities loaned of $120,181,252)	$2,392,933,918
Repurchase agreement, at value (cost $19,442,696)	19,442,696
Cash on deposit with broker	3,767,000
Foreign currency, at value (cost $4,217,727)	4,207,246
Unrealized appreciation on forward foreign currency contracts	38,991,397
OTC swap agreements, at value	2,212,746
Receivables:
Shares sold	363,682
Investments sold	118,309,363
Interest	11,633,703
Net income from securities lending	12,707
Variation margin receivable on derivative financial instruments	2,271,028
Prepaid expenses	17,107

Total assets	2,594,162,593

Liabilities:
Due to custodian	202,887
Cash deposit due to broker	28,848,441
Payables and other liabilities:
Shares redeemed	132,716
Investments purchased	476,340,394
Investment advisory fees	1,084,608
Distribution and service fees	217,472
Administration fees	43,544
Transfer agent fees	5,527
Trustees fees	668
Audit and tax fees	30,609
Legal fees	2,691
Printing and shareholder reports fees	155,483
Deferred income for sale-buyback financing transactions	10,720
Other	4,657
Collateral for securities on loan	122,665,050
Payable for sale-buyback financing transactions	18,594,665
Written options and swaptions, at value (premium received $4,413,070)	3,376,664
Unrealized depreciation on forward foreign currency contracts	10,144,097
OTC swap agreements, at value	12,005,685

Total liabilities	673,866,578

Net assets	$1,920,296,015

Net assets consist of:
Capital stock ($0.01 par value)	$1,651,069
Additional paid-in capital	1,800,454,045
Undistributed (distributions in excess of) net investment income (loss)	41,816,536
Accumulated net realized gain (loss)	51,709,678
Net unrealized appreciation (depreciation) on:
Investments	16,600,405
Futures contracts	7,794,363
Written options and swaptions	1,036,406
Swap agreements	(29,463,924)
Translation of assets and liabilities denominated in foreign currencies	28,697,437

Net assets	$1,920,296,015

Net assets by class:
Initial Class	$959,734,878
Service Class	960,561,137

Shares outstanding:
Initial Class	82,261,588
Service Class	82,845,262

Net asset value and offering price per share:
Initial Class	$11.67
Service Class	11.59

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income	$250,477
Interest income	47,605,691
Net income from securities lending	76,847

Total investment income	47,933,015

Expenses:
Investment advisory fees	13,504,233
Distribution and service fees:
Service Class	2,437,531
Administration fees	544,447
Transfer agent fees	32,691
Trustees fees	80,309
Audit and tax fees	57,488
Custody fees	707,868
Legal fees	120,080
Printing and shareholder reports fees	375,299
Interest	734
Other	139,124

Total expenses	17,999,804

Net investment income (loss)	29,933,211

Net realized gain (loss) on:
Investments	8,764,181
Futures contracts	27,477,111
Written options and swaptions	9,294,252
Swap agreements	(5,503,819)
Foreign currency transactions	35,910,034

Net realized gain (loss)	75,941,759

Net change in unrealized appreciation (depreciation) on:
Investments	(12,539,111)
Futures contracts	8,194,417
Written options and swaptions	277,623
Swap agreements	(34,634,524)
Translation of assets and liabilities denominated in foreign currencies	31,968,345
TBA short commitments	(32,852)

Net change in unrealized appreciation (depreciation)	(6,766,102)

Net realized and change in unrealized gain (loss)	69,175,657

Net increase (decrease) in net assets resulting from operations	$99,108,868

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$29,933,211	$43,638,137
Net realized gain (loss)	75,941,759	(22,989,785)
Net change in unrealized appreciation (depreciation)	(6,766,102)	(89,666,948)
Net increase (decrease) in net assets resulting from operations	99,108,868	(69,018,596)

Distributions to shareholders:
Net investment income:
Initial Class	(19,444,277)	(30,929,815)
Service Class	(15,845,755)	(20,347,763)
Total distributions from net investment income	(35,290,032)	(51,277,578)
Net realized gains:
Initial Class	—	(17,578,058)
Service Class	—	(12,734,265)
Total distributions from net realized gains	—	(30,312,323)
Total distributions to shareholders	(35,290,032)	(81,589,901)

Capital share transactions:
Proceeds from shares sold:
Initial Class	268,351,782	145,111,128
Service Class	43,759,956	219,247,412
	312,111,738	364,358,540
Dividends and distributions reinvested:
Initial Class	19,444,277	48,507,873
Service Class	15,845,755	33,082,028
	35,290,032	81,589,901
Cost of shares redeemed:
Initial Class	(731,362,360)	(483,214,759)
Service Class	(94,362,183)	(218,587,977)
	(825,724,543)	(701,802,736)
Net increase (decrease) in net assets resulting from capital share transactions	(478,322,773)	(255,854,295)
Net increase (decrease) in net assets	(414,503,937)	(406,462,792)

Net assets:
Beginning of year	2,334,799,952	2,741,262,744
End of year	$1,920,296,015	$2,334,799,952
Undistributed (distributions in excess of) net investment income (loss)	$41,816,536	$37,104,596

Capital share transactions - shares:
Shares issued:
Initial Class	23,136,260	12,324,925
Service Class	3,788,317	18,609,016
	26,924,577	30,933,941
Shares reinvested:
Initial Class	1,679,126	4,346,583
Service Class	1,375,499	2,980,363
	3,054,625	7,326,946
Shares redeemed:
Initial Class	(62,635,246)	(40,823,988)
Service Class	(8,185,500)	(18,908,279)
	(70,820,746)	(59,732,267)

Net increase (decrease) in shares outstanding:
Initial Class	(37,819,860)	(24,152,480)
Service Class	(3,021,684)	2,681,100
	(40,841,544)	(21,471,380)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014		December 31, 2013		December 31, 2012		December 31, 2011	December 31, 2010
Net asset value, beginning of year	$11.37		$12.08		$11.71		$11.58	$11.25
Investment operations:
Net investment income (loss) (A)	0.17		0.22		0.27		0.30	0.36
Net realized and unrealized gain (loss)	0.35		(0.52)		0.60		0.42	0.46
Total investment operations	0.52		(0.30)		0.87		0.72	0.82
Distributions:
Net investment income	(0.22)		(0.26)		(0.50)		(0.29)	(0.47)
Net realized gains	—		(0.15)		—		(0.30)	(0.02)
Total distributions	(0.22)		(0.41)		(0.50)		(0.59)	(0.49)
Net asset value, end of year	$11.67		$11.37		$12.08		$11.71	$11.58
Total return (B)	4.58%		(2.46)%		7.55%		6.27%	7.19%
Ratio and supplemental data:
Net assets end of year (000’s)	$959,735		$1,364,881		$1,742,129		$2,483,136	$1,851,891
Expenses to average net assets	0.71%		0.70%		0.69%		0.68%	0.69%
Net investment income (loss) to average net assets	1.49	%(C)	1.83%		2.26	%(C)	2.57%	3.05%
Portfolio turnover rate	139	%(D)	162	%(D)	104	%(D)	139%	418%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Includes interest fee on sale-buyback transactions (representing 0.01% of average net assets).
(D)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014		December 31, 2013		December 31, 2012		December 31, 2011	December 31, 2010
Net asset value, beginning of year	$11.30		$12.01		$11.65		$11.54	$11.23
Investment operations:
Net investment income (loss) (A)	0.14		0.19		0.24		0.27	0.33
Net realized and unrealized gain (loss)	0.34		(0.52)		0.60		0.41	0.46
Total investment operations	0.48		(0.33)		0.84		0.68	0.79
Distributions:
Net investment income	(0.19)		(0.23)		(0.48)		(0.27)	(0.46)
Net realized gains	–		(0.15)		–		(0.30)	(0.02)
Total distributions	(0.19)		(0.38)		(0.48)		(0.57)	(0.48)
Net asset value, end of year	$11.59		$11.30		$12.01		$11.65	$11.54
Total return (B)	4.25%		(2.68)%		7.32%		5.95%	6.93%
Ratio and supplemental data:
Net assets end of year (000’s)	$960,561		$969,919		$999,134		$696,656	$477,398
Expenses to average net assets	0.97%		0.95%		0.94%		0.93%	0.94%
Net investment income (loss) to average net assets	1.23	%(C)	1.58%		2.01	%(C)	2.33%	2.80%
Portfolio turnover rate	139	%(D)	162	%(D)	104	%(D)	139%	418%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Includes interest fee on sale-buyback transactions (representing 0.01% of average net assets).
(D)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Total Return VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2014, if any, are listed in the Schedule of Investments.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask price (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying investment. Writing put options tends to increase exposure to the underlying investment. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open options contracts at December 31, 2014, if any, are listed in the Schedule of Investments.

Transactions in written options were as follows:

	Premiums	Contracts
Balance at December 31, 2013	$438,342	962
Sales	513,054	1,924
Closing Buys	(131,026)	(494)
Expirations	(725,038)	(2,143)
Exercised	(95,332)	(249)

Balance at December 31, 2014	$—	—

Transactions in written swaptions and foreign exchange options were as follows:

	Premiums	Notional Amount	Notional Amount		Notional Amount		Notional Amount
Balance at December 31, 2013	$4,791,726	$626,800,000	AUD	—	EUR	—	GBP	—
Sales	9,626,173	1,262,750,000		47,600,000		155,300,000		142,000,000
Closing Buys	(1,880,541)	(290,100,000)		—		—		—
Expirations	(7,467,535)	(1,123,200,000)		(21,200,000)		(19,000,000)		(142,000,000)
Exercised	(656,753)	(142,650,000)		(16,400,000)		(13,900,000)		—

Balance at December 31, 2014	$4,413,070	$333,600,000	AUD	10,000,000	EUR	122,400,000	GBP	—

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Futures contracts: The Portfolio is subject to equity and commodity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Open futures contracts at December 31, 2014, if any, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is shown on the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be executed in multilateral or other trade facility platforms, such as a registered exchange (“centrally cleared swaps”). Centrally cleared swaps listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swaps the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, variance, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses in the Statement of Operations.

Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swaps, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps is disclosed in the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements at December 31, 2014, if any, are listed in the Schedule of Investments. The centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded by the Portfolio, if applicable, and is shown on the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2014, if any, are listed in the Schedule of Investments. The value, as applicable, is shown on the Statement of Assets and Liabilities.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agree to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price.

The Portfolio’s average borrowings for the year ended December 31, 2014 were as follows:

Average daily borrowing	Number of days outstanding	Weighted average interest rate
$ 17,322,031	8	(0.68)%

Open reverse repurchase agreements at December 31, 2014, if any, are included in the Schedule of Investments and are reflected as a liability in the Statement of Assets and Liabilities.

Sale-buyback: The Portfolio enters into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase substantially similar securities (same type and interest rate) on a specified future date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “pricedrop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as the following: (i) the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio; (ii) the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2014, the Portfolio earned price drop fee income of $43,587. The price drop fee income is included in Interest income in the Statement of Operations.

The outstanding payable for securities to be repurchased is included in payable for sale-buyback financing in the Statement of Assets and Liabilities. The interest expense is included in Interest on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is reflected in Interest income on the Statement of Operations.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

The Portfolio’s average borrowings for the year ended December 31, 2014 were as follows:

Average daily borrowing	Number of days outstanding	Weighted average interest rate
$ 3,372,498	365	0.06%

Open sale-buyback financing transactions at December 31, 2014, if any, are included in the Schedule of Investments.

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participation at December 31, 2014.

Open loan participations and assignments at December 31, 2014, if any, are identified in the Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuation.

TBA commitments held at December 31, 2014, if any, are identified in the Schedule of Investments. Open balances at December 31, 2014, if any, are included in the payable or receivable for investments purchased or sold in the Statement of Assets and Liabilities.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Open when-issued securities at December 31, 2014, if any, are identified in the Schedule of Investments. Open trades, if any, are reflected as When-issued securities purchased in the Statement of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS. TIPS are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2014, if any, are identified in the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statement of Operations with a corresponding adjustment to cost.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities at December 31, 2014, if any, are identified in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models based that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include TBA securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2014:

	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$39,348,281	2.05%
Transamerica Asset Allocation – Moderate Growth VP	432,954	0.02
Transamerica Asset Allocation – Moderate VP	178,331,215	9.29
Transamerica BlackRock Tactical Allocation VP	349,769,254	18.21
Transamerica International Moderate Growth VP	976,824	0.05
Transamerica Madison Balanced Allocation VP	3,815,751	0.20
Transamerica Madison Conservative Allocation VP	5,239,061	0.27
Transamerica Voya Balanced Allocation VP	221,528	0.01
Transamerica Voya Conservative Allocation VP	40,968	0.00	(A)
Total	$ 578,175,836	30.10%

(A)	Percentage rounds to less than 0.01%.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $250 million	0.675%
Over $250 million up to $750 million	0.650%
Over $750 million	0.600%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.80%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$ 1,091,124,976	$ 1,288,129,511	$ 811,578,115	$ 1,986,130,102

NOTE 5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2013	Ending number of positions at December 31, 2014	Average number of positions (A)
Futures contracts	9	11	9
Purchased options and swaptions	—	5	3	(B)
Written options and swaptions	21	86	36
Swap agreements	14	101	44
Forward foreign currency contracts	35	178	85

(A)	Calculated based on positions held at each month end during the current year.
(B)	There were no open positions at the beginning and/or the end of the year, however the Portfolio periodically invested in this type of derivative instrument during the year.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Asset derivatives
Purchased options and swaptions (A) (B)	$129,563	$—	$—	$129,563
Net unrealized appreciation on futures contracts (B) (C)	9,313,098	—	—	9,313,098
Centrally cleared swap agreements, at value (B) (D)	1,175,246	—	—	1,175,246
OTC swap agreements, at value	962,649	—	1,250,097	2,212,746
Unrealized appreciation on forward foreign currency contracts	—	38,991,397	—	38,991,397
Total gross amount of assets (E)	$11,580,556	$38,991,397	$1,250,097	$51,822,050
Liability derivatives
Written options and swaptions, at value (B)	$(1,607,447)	$(1,732,284)	$(36,933)	$(3,376,664)
Net unrealized depreciation on futures contracts (B) (C)	(1,518,735)	—	—	(1,518,735)
Centrally cleared swap agreements, at value (B) (D)	(19,285,392)	—	—	(19,285,392)
OTC swap agreements, at value	(3,545,859)	—	(9,537,100)	(13,082,959)
Unrealized depreciation on forward foreign currency contracts	—	(10,144,097)	—	(10,144,097)
Total gross amount of liabilities (E)	$(25,957,433)	$(11,876,381)	$(9,574,033)	$(47,407,847)

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	Included within fair value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s valuation margin is reported within the Statement of Assets and Liabilities.
(E)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Gross Amounts Not Offset in the Statement of Assets and Liabilities as of December 31, 2014:

The following table presents the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged for forward foreign currency transactions, option contracts and swap agreements as of December 31, 2014. See Repurchase agreement note for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities (A)	Value Available for Offset	Collateral Received (B)	Net Amount
BNP Paribas	$5,218,611	$(1,731,277)	$(3,487,334)	$—
Bank of America, N.A.	9,366,699	(1,016,630)	(8,130,000)	220,069
Barclays Bank PLC	2,480,348	(2,480,348)	—	—
Citibank N.A.	3,804,876	(3,804,876)	—	—
Deutsche Bank AG	4,462,041	(1,737,900)	(2,690,000)	34,141
Goldman Sachs Bank USA	2,682,883	(2,682,883)	—	—
Goldman Sachs International	70,743	(70,743)	—	—
HSBC Bank USA	2,414,115	(2,414,115)	—	—
JPMorgan Chase Bank, N.A.	3,809,296	(1,296,158)	(2,513,138)	—
Morgan Stanley Capital Services LLC	862,566	(862,566)	—	—
Morgan Stanley and Co., Inc.	25,055	(25,055)	—	—
Nomura Global Financial Products, Inc.	1,406	—	—	1,406
UBS AG	6,126,505	(399,664)	(5,180,000)	546,841
Other Derivatives (C)	10,496,906	—	—	10,496,906
Total assets	$51,822,050	$(18,522,215)	$(22,000,472)	$11,299,363

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities (A)	Value Available for Offset	Collateral Pledged (B)	Net Amount
BNP Paribas	$1,731,277	$(1,731,277)	$—	$—
Bank of America, N.A.	1,016,630	(1,016,630)	—	—
Barclays Bank PLC	2,873,113	(2,480,348)	—	392,765
Citibank N.A.	5,742,893	(3,804,876)	(1,408,830)	529,187
Deutsche Bank AG	1,737,900	(1,737,900)	—	—
Goldman Sachs Bank USA	2,903,299	(2,682,883)	(220,416)	—
Goldman Sachs International	1,971,144	(70,743)	(1,900,401)	—
HSBC Bank USA	3,907,390	(2,414,115)	(1,493,275)	—
JPMorgan Chase Bank, N.A.	1,296,158	(1,296,158)	—	—
Morgan Stanley Capital Services LLC	1,362,417	(862,566)	—	499,851
Morgan Stanley and Co., Inc.	125,198	(25,055)	—	100,143
Royal Bank of Scotland PLC	459,363	—	(459,363)	—
UBS AG	399,664	(399,664)	—	—
Other Derivatives (C)	21,881,401	—	—	21,881,401
Total liabilities	$47,407,847	$(18,522,215)	$(5,482,285)	$23,403,347

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

For non-exchange-traded derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Net realized gain (loss) on:
Futures contracts	$27,477,111	$—	$—	$27,477,111
Written options and swaptions	8,988,009	306,243	—	9,294,252
Swap agreements	(10,394,047)	—	4,890,228	(5,503,819)
Forward foreign currency contracts (A)	—	35,165,131	—	35,165,131
Total Net realized gain (loss)	26,071,073	35,471,374	4,890,228	66,432,675
Net change in unrealized appreciation (depreciation) on:
Purchased options and swaptions (B)	(15,911)	—	—	(15,911)
Futures contracts	8,194,417	—	—	8,194,417
Written options and swaptions	(8,668)	236,214	50,077	277,623
Swap agreements	(28,648,936)	—	(5,985,588)	(34,634,524)
Forward foreign currency transactions (C)	—	32,137,114	—	32,137,114
Total Net change in unrealized appreciation (depreciation)	(20,479,098)	32,373,328	(5,935,511)	5,958,719
Total	$5,591,975	$67,844,702	$(1,045,283)	$72,391,394

(A)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statement of Operations.

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

(B)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statement of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

NOTE 6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, swaps, foreign currency transactions, paydown gain/loss, sale-buyback adjustments, futures contracts, options contracts, defaulted bond, and TIPS adjustments.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to foreign currency gain/loss, paydown gain/loss, swaps and TIPs. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (distributions in excess of) net investment income (loss)	10,068,761
Accumulated net realized gain (loss)	(10,068,761)

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The capital loss carryforwards utilized or expired during the year ended December 31, 2014 were $14,005,850.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$35,290,032
Long-Term Capital Gain	—
2013 Distributions paid from:
Ordinary Income	$79,559,975
Long-Term Capital Gain	2,029,926

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$98,992,148
Undistributed Long-Term Capital Gain	38,283,779
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	(19,435)
Net Unrealized Appreciation (Depreciation)	(19,065,591)

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 7. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica PIMCO Total Return VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica PIMCO Total Return VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica PIMCO Total Return VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica PIMCO Total Return VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica PineBridge Inflation Opportunities VP

(formerly, Transamerica PIMCO Real Return TIPS VP)

(unaudited)

MARKET ENVIRONMENT

A precipitous decline in oil prices complicated the U.S. inflation picture in 2014. After rising from 1.5% in December 2013 to 2.1% by May 2014, U.S. headline Consumer Price Index (“CPI”) inflation fell back to 1.3% in November 2014. The second half decline in inflation coincided with nearly a 50% drop in oil prices that was triggered by a supply/demand adjustment on increased U.S. shale gas production and some global economic weakness. This fall in inflation resulted in a collapse of term premium that led to a significant rally in longer-dated Treasury bonds. The 10-year Treasury bond yield ended December 2014 at 2.17%, down 0.86% from a year ago. Lower interest rates had a positive impact on the Portfolio given the duration sensitivity of inflation-linked securities which more than offset the negative impact of lower oil prices on the breakeven rate of inflation securities. While declining oil prices impacted “headline” inflation, the “core” U.S. inflation remained resilient in 2014 as U.S. economic growth accelerated from the prior year. The core CPI ended the year at 1.7%, unchanged from a year ago.

Outside of the U.S., the drop in headline inflation was even more pronounced. In particular, Eurozone printed (0.2)% headline inflation in December 2014 down from 0.8% in December 2013. Fear of deflation forced the European Central Bank to cut short-term rates to negative territory and install a new quantitative easing program that led to a precipitous drop in European bond yields. On the other hand, the U.S. Federal Reserve ended its asset purchase program in October 2014 and hinted it would likely raise rates in 2015. Divergent global monetary policy led to a significant increase in currency market volatility and meaningful appreciation of the U.S. dollar against most G-7 and emerging markets currencies, between July and December 2014. Currency weakness negatively impacted the performance of non-domestic Treasury Inflation-Protected Securities (“TIPS”).

Within the credit sector, energy and other commodity sector bonds witnessed significant weakness on fear of rising defaults given the recent free fall in oil prices. The high yield market in particular experienced significant dislocation in the second half of the year as energy sector accounts for 15% of the high yield market. On the other hand, financial sector bonds performed well given continued improvement in fundamentals and low event risk. Overall investment-grade credit recorded positive returns since the launch of the Portfolio thus benefiting the Portfolio.

PERFORMANCE

For the year ended December 31, 2014, Transamerica PineBridge Inflation Opportunities VP, Initial Class returned 3.58%. By comparison, its benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index, returned 3.64%.

STRATEGY REVIEW

The Portfolio outperformed the benchmark from November 10, 2014 (date of manager change) to December 31, 2014. Superior asset and security selection helped performance, while short duration positioning and foreign exchange allocation hurt performance versus the benchmark. Within asset allocation, a 12% allocation to credit and mortgage-backed securities helped performance. Within the credit sector (“opportunistic” allocation), the Portfolio’s greatest exposure was in the financial sector, mostly in floating-rate securities. Exposure to energy/commodity bonds was very low. Within the emerging market sector, which is permitted by the guidelines, exposure was limited to Mexican inflation-linked bonds. We believe good growth and steady inflation makes Mexican linkers an attractive investment, both from a yield and total return perspective. The Portfolio allocation at the end of December stood at U.S. TIPS 55%, foreign TIPS 22%, CPI floaters 3%, non-CPI floaters 7%, commodity bonds 1%, cash 2%.

The securities that had the greatest positive impact on the Portfolio were U.S. Treasury Inflation Indexed Note 2016 and U.S. Treasury Inflation Indexed Bond 2042 (both U.S. TIPS). Securities that had the greatest negative impact were U.S. Treasury Inflation Indexed Bond 2027 and U.S. Treasury Inflation Indexed Note 2017 (both U.S. TIPS). Among sectors, ex-index exposure to financial and government-related entities had the greatest positive impact. Across countries, exposure to U.K. and Spanish inflation-linked bonds had the greatest positive impact and exposure to Japan had the greatest negative impact.

Derivatives are permitted by the guidelines and are only used for hedging purposes. Treasury futures are utilized to manage duration and currency forwards are used to hedge currency risk. Derivatives were accretive to performance in 2014. Futures, forwards, and options and swaptions contributed positively, while swaps hurt returns.

Amit Agrawal

Robert A. Vanden Assem, CFA

Co-Portfolio Managers

PineBridge Investments LLC

Transamerica Series Trust	Annual Report 2014

Transamerica PineBridge Inflation Opportunities VP

(formerly, Transamerica PIMCO Real Return TIPS VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	10 Years or Since Inception of Class	Inception Date
Initial Class	3.58%	1.66%	05/01/2011
Barclays U.S. Treasury Inflation Protected Securities Index (A)	3.64%	2.62%
Service Class	3.38%	1.87%	05/01/2011

(A) The Barclays U.S. Treasury Inflation Protected Securities Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception date of the class. You cannot invest directly in an index. The Barclays U.S. Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investments in a “non-diversified” portfolio may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica PineBridge Inflation Opportunities VP

(formerly, Transamerica PIMCO Real Return TIPS VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$976.10	$4.33	$1,020.80	$4.43	0.87%
Service Class	1,000.00	974.00	5.57	1,019.60	5.70	1.12

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Includes interest fee on sale-buyback transactions (representing 0.03% of average net assets for Initial Class and Service Class).

Transamerica Series Trust	Annual Report 2014

Transamerica PineBridge Inflation Opportunities VP

(formerly, Transamerica PIMCO Real Return TIPS VP)

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	55.3%
Foreign Government Obligations	22.1
Corporate Debt Securities	14.4
Securities Lending Collateral	6.4
Repurchase Agreement	4.2
Preferred Stocks	1.8
Mortgage-Backed Securities	1.3
Asset-Backed Security	0.5
U.S. Government Agency Obligation	0.2
Short-Term U.S. Government Obligation	0.1
Short-Term U.S. Government Agency Obligation	0.1
Net Other Assets (Liabilities) ^	(6.4)
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, securities sold short, TBA short commitments, and cash collateral.

Transamerica Series Trust	Annual Report 2014

Transamerica PineBridge Inflation Opportunities VP

(formerly, Transamerica PIMCO Real Return TIPS VP)

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 55.3%
U.S. Treasury Floating Rate Note
0.09%, 10/31/2016 (A)	$ 2,000,000	$ 1,998,766
U.S. Treasury Inflation Indexed Bond
0.63%, 02/15/2043	2,582,000	2,427,483
0.75%, 02/15/2042	1,839,005	1,786,853
1.38%, 02/15/2044	3,973,515	4,497,212
1.75%, 01/15/2028	113,344	128,318
2.00%, 01/15/2026	2,392,740	2,741,932
2.13%, 02/15/2040	878,888	1,139,259
2.38%, 01/15/2025 - 01/15/2027	17,824,594	21,181,490
2.50%, 01/15/2029	552,985	686,176
3.63%, 04/15/2028	1,027,677	1,412,494
3.88%, 04/15/2029	3,033,282	4,341,385
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/2016 - 07/15/2024	28,352,516	27,817,781
0.50%, 04/15/2015	1,095,700	1,081,404
0.63%, 07/15/2021	11,589,050	11,734,817
1.13%, 01/15/2021	5,286,288	5,491,544
1.25%, 07/15/2020	9,200,360	9,656,063
1.38%, 01/15/2020	4,282,473	4,494,922
1.63%, 01/15/2015	746,136	744,853
1.88%, 07/15/2015	122,077	122,458
2.00%, 01/15/2016 (B)	5,323,847	5,402,458
2.63%, 07/15/2017 (B)	114,569	122,821

Total U.S. Government Obligations (Cost $109,328,597)		109,010,489

U.S. GOVERNMENT AGENCY OBLIGATION - 0.2%
Federal National Mortgage Association Connecticut Avenue Securities
2.17%, 10/25/2023 (A)	432,565	434,645

Total U.S. Government Agency Obligation (Cost $435,860)		434,645

FOREIGN GOVERNMENT OBLIGATIONS - 22.1%
Australia Government Bond
1.00%, 11/21/2018	AUD 3,300,000	2,819,396
Canadian Government Bond
1.50%, 12/01/2044	CAD 1,089,070	1,153,132
4.25%, 12/01/2021	7,425,558	8,218,031
Deutsche Bundesrepublik Inflation-Linked Bond
1.50%, 04/15/2016	EUR 8,375,400	10,214,313
International Bank for Reconstruction & Development Series MTN
0.85%, 11/26/2019, Reg S (A)	$ 1,000,000	999,516
Italy Buoni Poliennali del Tesoro
2.10%, 09/15/2021, Reg S	EUR 3,253,110	4,253,702
Japanese Government CPI Linked Bond
0.10%, 03/10/2024	JPY 257,500,000	2,262,960
Mexican Udibonos Series S
4.50%, 12/04/2025	MXN 16,802,987	1,343,386

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Slovenia Government International Bond
4.13%, 02/18/2019, Reg S	$ 400,000	$ 419,008
Spain Government Inflation-Linked Bond
0.55%, 11/30/2019, Reg S	EUR 2,004,480	2,443,429
1.80%, 11/30/2024, Reg S	1,002,240	1,343,545
U.K. Gilt Inflation-Linked
0.13%, 11/22/2019 - 03/22/2029, Reg S	GBP 3,458,057	5,880,983
1.25%, 11/22/2017, Reg S	1,330,220	2,239,539

Total Foreign Government Obligations (Cost $44,273,753)		43,590,940

MORTGAGE-BACKED SECURITIES - 1.3%
Citigroup Commercial Mortgage Trust Series 2014-388G, Class C
1.56%, 06/15/2033, 144A (A)	$ 1,550,000	1,550,653
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
1.82%, 08/25/2024 (A)	492,734	493,302
Federal National Mortgage Association Connecticut Avenue Securities
1.77%, 01/25/2024 (A)	433,587	432,761

Total Mortgage-Backed Securities (Cost $2,481,719)		2,476,716

ASSET-BACKED SECURITY - 0.5%
American Express Credit Account Master Trust Series 2013-1, Class A
0.58%, 02/16/2021 (A)	1,050,000	1,054,277

Total Asset-Backed Security (Cost $1,053,486)		1,054,277

CORPORATE DEBT SECURITIES - 14.4%
Banks - 4.1%
BNP Paribas SA
5.19%, 06/29/2015, 144A (A) (B) (C)	2,110,000	2,110,000
Series MTN
0.69%, 05/07/2017 (A)	1,200,000	1,198,289
BPCE SA
4.63%, 07/11/2024, 144A (B)	900,000	873,769
Deutsche Bank AG
7.50%, 04/30/2025 (A) (B) (C)	200,000	192,000
Eksportfinans ASA Series MTN
5.50%, 06/26/2017	700,000	745,927
Fifth Third Bancorp
0.67%, 12/20/2016 (A)	1,000,000	992,012
Goldman Sachs Group, Inc. Series MTN
1.04%, 12/15/2017 (A) (B)	418,000	417,383
Intesa Sanpaolo SpA
3.13%, 01/15/2016 (B)	100,000	101,581
5.02%, 06/26/2024, 144A	500,000	485,257
Nordea Bank AB
5.42%, 04/20/2015, 144A (A) (C)	420,000	424,305

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PineBridge Inflation Opportunities VP

(formerly, Transamerica PIMCO Real Return TIPS VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Standard Chartered PLC
6.41%, 01/30/2017, 144A (A) (C)	$ 500,000	$ 515,000

		8,055,523

Capital Markets - 1.3%
Goldman Sachs Group, Inc.
5.70%, 05/10/2019 (A) (B) (C)	500,000	505,750
Morgan Stanley
1.01%, 01/05/2018 (A)	349,000	349,089
UBS Preferred Funding Trust V Series 1
6.24%, 05/15/2016 (A) (B) (C)	1,610,000	1,662,341

		2,517,180

Distributors - 0.0% (D)
Ingram Micro, Inc.
4.95%, 12/15/2024 (B)	62,000	61,980

Diversified Financial Services - 4.5%
Bank of America Corp.
Series MTN
0.84%, 08/25/2017 (A)	1,000,000	998,922
2.76%, 11/19/2024 (A)	5,000,000	4,956,250
Bank of America NA
0.65%, 05/08/2017 (A)	1,700,000	1,697,185
Citigroup, Inc.
0.93%, 11/24/2017 (A)	426,000	426,106
Goldman Sachs Capital III
4.00%, 02/02/2015 (A) (B) (C)	500,000	373,750
JPMorgan Chase & Co. Series MTN
0.68%, 11/18/2016 (A)	426,000	425,829

		8,878,042

Electric Utilities - 0.2%
Electricite de France SA
0.69%, 01/20/2017, 144A (A)	300,000	300,816
1.15%, 01/20/2017, 144A (B)	100,000	99,938

		400,754

Energy Equipment & Services - 0.4%
Kinder Morgan, Inc.
2.00%, 12/01/2017 (B)	680,000	675,793

Insurance - 1.3%
Swiss Re Capital I, LP
6.85%, 05/25/2016, 144A (A) (C)	1,000,000	1,047,500
XLIT, Ltd. Series E
6.50%, 04/15/2017 (A) (B) (C)	500,000	477,500
ZFS Finance USA Trust II
6.45%, 12/15/2065, 144A (A)	1,000,000	1,053,670

		2,578,670

Metals & Mining - 1.5%
Allegheny Technologies, Inc.
5.95%, 01/15/2021 (B)	1,014,000	1,038,740
Freeport-McMoRan, Inc.
2.30%, 11/14/2017 (B)	1,337,000	1,338,604
Goldcorp, Inc.
5.45%, 06/09/2044	500,000	502,130

		2,879,474

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels - 1.0%
Korea National Oil Corp.
3.13%, 04/03/2017, 144A (B)	$ 2,000,000	$ 2,052,140

Real Estate Management & Development - 0.1%
Deutsche Annington Finance BV
3.20%, 10/02/2017, Reg S	200,000	204,635

Total Corporate Debt Securities (Cost $28,281,496)		28,304,191

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.1%
U.S. Treasury Bill
0.06%, 04/30/2015 (E)	250,000	249,955

Total Short-Term U.S. Government Obligation (Cost $249,955)		249,955

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATION - 0.1%
Federal Home Loan Mortgage Corp. Discount Notes
0.07%, 04/09/2015 (E)	100,000	99,981

Total Short-Term U.S. Government Agency Obligation (Cost $99,981)		99,981

	Shares	Value
PREFERRED STOCKS - 1.8%
Banks - 0.3%
HSBC USA, Inc.
Series F, 3.50% (A) (B)	30,000	678,000

Consumer Finance - 0.6%
Navient Corp.
3.66% (A)	50,129	1,235,179

Insurance - 0.6%
Principal Financial Group, Inc.
Series A, 5.56% (A)	10,000	1,000,000
Prudential Financial, Inc.
4.06% (A)	8,353	217,094

		1,217,094

Real Estate Investment Trusts - 0.3%
Wells Fargo Real Estate Investment Corp.
Series A, 6.38%	20,000	507,000

Total Preferred Stocks (Cost $3,637,828)		3,637,273

SECURITIES LENDING COLLATERAL - 6.4%
State Street Navigator Securities Lending Trust - Prime Portfolio
0.18% (E)	12,564,784	12,564,784

Total Securities Lending Collateral (Cost $12,564,784)		12,564,784

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PineBridge Inflation Opportunities VP

(formerly, Transamerica PIMCO Real Return TIPS VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
REPURCHASE AGREEMENT - 4.2%

State Street Bank & Trust Co. 0.01% (E), dated 12/31/2014, to be repurchased at $8,913,107 on 01/02/2015. Collateralized by a U.S. Government Obligation, 1.38%, due 06/30/2018, and with a value of $8,357,384.

	$ 8,193,102	$ 8,193,102

Total Repurchase Agreement (Cost $8,193,102)		8,193,102

Total Investments (Cost $210,600,561) (F)		209,616,353
Net Other Assets (Liabilities) - (6.4)%		(12,617,662)

Net Assets - 100.0%		$ 196,998,691

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
GSC	02/17/2015	2,938,015	USD	2,355,209	EUR	$86,791	$—
GSC	02/26/2015	1,276,882	USD	1,025,550	EUR	35,265	—
GSC	03/06/2015	1,483,694	USD	1,196,800	EUR	34,625	—
GSC	12/18/2015	2,359,981	USD	272,754,774	JPY	69,767	—
JPM	02/18/2015	1,383,455	USD	1,108,462	EUR	41,537	—
JPM	03/23/2015	1,237,673	USD	1,007,043	EUR	18,171	—

Total						$286,156	$—

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
U.S. Government Obligations	$—	$109,010,489	$—	$109,010,489
U.S. Government Agency Obligation	—	434,645	—	434,645
Foreign Government Obligations	—	43,590,940	—	43,590,940
Mortgage-Backed Securities	—	2,476,716	—	2,476,716
Asset-Backed Security	—	1,054,277	—	1,054,277
Corporate Debt Securities	—	28,304,191	—	28,304,191
Short-Term U.S. Government Obligation	—	249,955	—	249,955
Short-Term U.S. Government Agency Obligation	—	99,981	—	99,981
Preferred Stocks	3,637,273	—	—	3,637,273
Securities Lending Collateral	12,564,784	—	—	12,564,784
Repurchase Agreement	—	8,193,102	—	8,193,102

Total Investments	$16,202,057	$193,414,296	$—	$209,616,353

Derivative Financial Instruments
Forward Foreign Currency Contracts (H)	$—	$286,156	$—	$286,156

Total Derivative Financial Instruments	$—	$286,156	$—	$286,156

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PineBridge Inflation Opportunities VP

(formerly, Transamerica PIMCO Real Return TIPS VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate security. Rate is disclosed as of December 31, 2014.
(B)	All or a portion of the security is on loan. The value of all securities on loan is $12,305,761. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	The security has a perpetual maturity; the date shown is the next call date.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Rate disclosed reflects the yield at December 31, 2014.
(F)	Aggregate cost for federal income tax purposes is $217,886,737. Aggregate gross unrealized appreciation and depreciation for all securities is $988,510 and $9,258,894, respectively. Net unrealized depreciation for tax purposes is $8,270,384.
(G)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(H)	Derivative financial instrument valued at unrealized appreciation (depreciation).

DEFINITIONS:

144A	144A securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities aggregated $10,513,048, or 5.34% of the Portfolio’s net assets.
GSC	Goldman Sachs & Co.
JPM	JPMorgan Chase Bank
MTN	Medium Term Note
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
USD	United States Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PineBridge Inflation Opportunities VP

(formerly, Transamerica PIMCO Real Return TIPS VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $202,407,459) (including securities loaned of $12,305,761)	$201,423,251
Repurchase agreement, at value (cost $8,193,102)	8,193,102
Foreign currency, at value (cost $16)	16
Unrealized appreciation on forward foreign currency contracts	286,156
Receivables:
Shares sold	14,162
Interest	834,618
Dividends	7,486
Net income from securities lending	5,808
Prepaid expenses	1,228

Total assets	210,765,827

Liabilities:
Payables and other liabilities:
Shares redeemed	503
Investments purchased	1,004,788
Investment advisory fees	97,635
Distribution and service fees	44,377
Administration fees	4,438
Transfer agent fees	482
Trustees fees	68
Audit and tax fees	23,305
Printing and shareholder reports fees	26,461
Other	295
Collateral for securities on loan	12,564,784

Total liabilities	13,767,136

Net assets	$196,998,691

Net assets consist of:
Capital stock ($0.01 par value)	$195,555
Additional paid-in capital	211,292,263
Undistributed (distributions in excess of) net investment income (loss)	2,027,361
Accumulated net realized gain (loss)	(15,816,838)
Net unrealized appreciation (depreciation) on:
Investments	(984,208)
Translation of assets and liabilities denominated in foreign currencies	284,558

Net assets	$196,998,691

Net assets by class:
Initial Class	$9,807
Service Class	196,988,884

Shares outstanding:
Initial Class	986
Service Class	19,554,517

Net asset value and offering price per share:
Initial Class	$9.94	(A)
Service Class	10.07

(A)	Actual net asset value and offering price per share differs from calculated net asset value and offering price per share due to rounding.

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income	$17,577
Interest income	4,655,973
Net income from securities lending	9,386

Total investment income	4,682,936

Expenses:
Investment advisory fees	1,227,789
Distribution and service fees:
Service Class	443,382
Administration fees	45,409
Transfer agent fees	2,729
Trustees fees	6,776
Audit and tax fees	24,638
Custody fees	175,452
Legal fees	8,307
Printing and shareholder reports fees	39,504
Interest	70,508
Other	11,354

Total expenses	2,055,848

Net investment income (loss)	2,627,088

Net realized gain (loss) on:
Investments	(8,520,129)
Futures contracts	22,416
Written options and swaptions	274,865
Swap agreements	(1,508,275)
Foreign currency transactions	2,103,089

Net realized gain (loss)	(7,628,034)

Net change in unrealized appreciation (depreciation) on:
Investments	9,855,680
Futures contracts	84,368
Written options and swaptions	(94,239)
Swap agreements	(286,717)
Translation of assets and liabilities denominated in foreign currencies	257,658

Net change in unrealized appreciation (depreciation)	9,816,750

Net realized and change in unrealized gain (loss)	2,188,716

Net increase (decrease) in net assets resulting from operations	$4,815,804

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PineBridge Inflation Opportunities VP

(formerly, Transamerica PIMCO Real Return TIPS VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$2,627,088	$(152,258)
Net realized gain (loss)	(7,628,034)	(1,953,538)
Net change in unrealized appreciation (depreciation)	9,816,750	(16,474,209)
Net increase (decrease) in net assets resulting from operations	4,815,804	(18,580,005)

Distributions to shareholders:
Net investment income:
Initial Class	(41,640)	(3,294)
Service Class	(518,433)	(578,914)
Total distributions from net investment income	(560,073)	(582,208)
Net realized gains:
Initial Class	—	(24,073)
Service Class	—	(6,259,430)
Total distributions from net realized gains	—	(6,283,503)
Total distributions to shareholders	(560,073)	(6,865,711)

Capital share transactions:
Proceeds from shares sold:
Initial Class	8,304,120	6,175,413
Service Class	54,022,628	59,897,550
	62,326,748	66,072,963
Dividends and distributions reinvested:
Initial Class	41,640	27,367
Service Class	518,433	6,838,344
	560,073	6,865,711
Cost of shares redeemed:
Initial Class	(10,452,337)	(4,434,487)
Service Class	(23,030,485)	(50,163,599)
	(33,482,822)	(54,598,086)
Net increase (decrease) in net assets resulting from capital share transactions	29,403,999	18,340,588
Net increase (decrease) in net assets	33,659,730	(7,105,128)

Net assets:
Beginning of year	163,338,961	170,444,089
End of year	$196,998,691	$163,338,961
Undistributed (distributions in excess of) net investment income (loss)	$2,027,361	$942,681

Capital share transactions - shares:
Shares issued:
Initial Class	836,525	587,301
Service Class	5,260,372	5,584,148
	6,096,897	6,171,449
Shares reinvested:
Initial Class	4,087	2,839
Service Class	50,187	699,217
	54,274	702,056
Shares redeemed:
Initial Class	(1,038,339)	(423,199)
Service Class	(2,276,668)	(4,833,928)
	(3,315,007)	(5,257,127)

Net increase (decrease) in shares outstanding:
Initial Class	(197,727)	166,941
Service Class	3,033,891	1,449,437
	2,836,164	1,616,378

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PineBridge Inflation Opportunities VP

(formerly, Transamerica PIMCO Real Return TIPS VP)

STATEMENT OF CASH FLOWS

For the year ended December 31, 2014

Cash flows provided by operating activities:
Net increase in net assets resulting from operations	$4,815,804

Adjustments to reconcile change in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(321,872,836)
Proceeds from sales of long-term investments	314,366,372
Purchases/proceeds from sales of short-term investments, net	121,699,591
Net change in unrealized appreciation (depreciation)	(9,816,750)
Net realized gain (loss) on transactions	7,628,034
Net amortization/accretion on investments	(1,017,543)
Increase in interest receivable	(97,294)
Increase in futures contracts transactions	97,259
Decrease in cash on deposit with brokers	107,000
Decrease in prepaid expenses	1,823
Increase in payable for investments purchased	549,162
Net cash used in swap transactions	(1,583,424)
Net cash provided by foreign currency transactions	2,130,594
Increase in collateral for securities on loan	12,460,339
Decrease in accrued liabilities	(2,780)

Net cash provided by operating activities	129,465,351

Cash flows from financing activities:
Proceeds from sale-buyback transactions	1,086,228,436
Payments on sale-buyback transactions	(1,245,101,916)
Proceeds from shares sold, net of receivable for shares sold	62,312,586
Payment of shares redeemed, net of payable for shares redeemed	(33,498,725)

Net cash used for financing activities	(130,059,619)

Net decrease in cash and foreign currencies	(594,268)

Cash and foreign currencies, at beginning of year	$594,284

Cash and foreign currencies, at end of year	$16

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$70,508

Non-cash financing activities included herein consist of reinvestment of distributions	$560,073

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PineBridge Inflation Opportunities VP

(formerly, Transamerica PIMCO Real Return TIPS VP)

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:	Initial Class
	December 31, 2014		December 31, 2013		December 31, 2012		December 31, 2011 (A)
Net asset value, beginning of period/year	$9.65		$11.47		$10.78		$10.00
Investment operations:
Net investment income (loss) (B)	0.30		0.07		0.09		0.14
Net realized and unrealized gain (loss)	0.05		(1.45)		0.78		0.64
Total investment operations	0.35		(1.38)		0.87		0.78
Distributions:
Net investment income	(0.06)		(0.05)		(0.03)		—
Net realized gains	—		(0.39)		(0.15)		—
Total distributions	(0.06)		(0.44)		(0.18)		—

Net asset value, end of period/year	$9.94		$9.65		$11.47		$10.78
Total return (C)	3.58%		(12.01)%		8.12%		7.80	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10		$1,917		$365		$10,786
Expenses to average net assets
After (waiver/reimbursement) recapture	0.89	%(E)	0.91	%(E)	0.88	%(E)	0.90	%(F)
Before (waiver/reimbursement) recapture	0.89	%(E)	0.91	%(E)	0.87	%(E)	0.92	%(F)
Net investment income (loss) to average net assets	2.99	%(E)	0.68	%(E)	0.83	%(E)	0.90	%(F)
Portfolio turnover rate	152	%(G)	52	%(G)	409	%(G)	384	%(D)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Includes interest fee on sale-buyback transactions (representing 0.04%, 0.05%, and 0.04% of average net assets for the years ended December 31, 2014, December 31, 2013, and December 31, 2012, respectively).
(F)	Annualized.
(G)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PineBridge Inflation Opportunities VP

(formerly, Transamerica PIMCO Real Return TIPS VP)

For a share outstanding during the period and years indicated:	Service Class
	December 31, 2014		December 31, 2013		December 31, 2012		December 31, 2011 (A)
Net asset value, beginning of period/year	$9.77		$11.29		$10.77		$10.00
Investment operations:
Net investment income (loss)	0.14		(0.01)		0.05		0.01
Net realized and unrealized gain (loss) (B)	0.19		(1.08)		0.64		0.76
Total investment operations	0.33		(1.09)		0.69		0.77
Distributions:
Net investment income	(0.03)		(0.04)		(0.03)		—
Net realized gains	—		(0.39)		(0.14)		—
Total distributions	(0.03)		(0.43)		(0.17)		—

Net asset value, end of period/year	$10.07		$9.77		$11.29		$10.77
Total return (C)	3.38%		(9.71)%		6.49%		7.70	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$196,989		$161,422		$170,079		$65,093
Expenses to average net assets
After (waiver/reimbursement) recapture	1.14	%(E)	1.16	%(E)	1.13	%(E)	1.15	%(F)
Before (waiver/reimbursement) recapture	1.14	%(E)	1.16	%(E)	1.12	%(E)	1.17	%(F)
Net investment income (loss) to average net assets	1.41	%(E)	(0.09	)%(E)	0.43	%(E)	0.06	%(F)
Portfolio turnover rate	152	%(G)	52	%(G)	409	%(G)	384	%(D)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Includes interest fee on sale-buyback transactions (representing 0.04%, 0.05%, and 0.04% of average net assets for the years ended December 31, 2014, December 31, 2013, and December 31, 2012, respectively).
(F)	Annualized.
(G)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica PineBridge Inflation Opportunities VP

(formerly, Transamerica PIMCO Real Return TIPS VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective November 10, 2014, Transamerica PIMCO Real Return TIPS VP changed its name to Transamerica PineBridge Inflation Opportunities VP (the “Portfolio”). The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2014

Transamerica PineBridge Inflation Opportunities VP

(formerly, Transamerica PIMCO Real Return TIPS VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Series Trust	Annual Report 2014

Transamerica PineBridge Inflation Opportunities VP

(formerly, Transamerica PIMCO Real Return TIPS VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2014, if any, are listed in the Schedule of Investments.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask price (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying investment. Writing put options tends to increase exposure to the underlying investment. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2014, if any, are listed in the Schedule of Investments.

Transactions in written options were as follows:

	Premiums	Contracts
Balance at December 31, 2013	$2,787	8
Sales	13,546	22
Closing Buys	—	—
Expirations	(2,787)	(8)
Exercised	(13,546)	(22)

Balance at December 31, 2014	$—	—

Transamerica Series Trust	Annual Report 2014

Transamerica PineBridge Inflation Opportunities VP

(formerly, Transamerica PIMCO Real Return TIPS VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Transactions in written swaptions and foreign exchange options were as follows:

	Premiums	Notional Amount	Notional Amount
Balance at December 31, 2013	$171,434	$25,700,000	EUR	37,600,000
Sales	205,184	24,847,000		27,600,000
Closing Buys	(114,278)	(12,330,000)		(13,300,000)
Expirations	(223,390)	(36,117,000)		(32,300,000)
Exercised	(38,950)	(2,100,000)		(19,600,000)

Balance at December 31, 2014	$—	$—	EUR	—

Futures contracts: The Portfolio is subject to equity and commodity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Open futures contracts at December 31, 2014, if any, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is shown on the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be executed in multilateral or other trade facility platforms, such as a registered exchange (“centrally cleared swaps”). Centrally cleared swaps listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swaps the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, variance, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses in the Statement of Operations.

Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and

Transamerica Series Trust	Annual Report 2014

Transamerica PineBridge Inflation Opportunities VP

(formerly, Transamerica PIMCO Real Return TIPS VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements at December 31, 2014, if any, are listed in the Schedule of Investments. The centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded by the Portfolio, if applicable, and is shown on the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2014, if any, are listed in the Schedule of Investments. The value, as applicable, is shown on the Statement of Assets and Liabilities.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agree to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price.

The Portfolio’s average borrowings for the year ended December 31, 2014 were as follows:

Average daily borrowing	Number of days outstanding	Weighted average interest rate
$13,583,437	114	0.08%

Open reverse repurchase agreements at December 31, 2014, if any, are included in the Schedule of Investments and are reflected as a liability in the Statement of Assets and Liabilities.

Sale-buyback: The Portfolio enters into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase substantially similar securities (same type and interest rate) on a specified future date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “pricedrop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as the following: (i) the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio; (ii) the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2014, the Portfolio earned price drop fee income of $352,151. The price drop fee income is included in Interest income in the Statement of Operations.

The outstanding payable for securities to be repurchased is included in payable for sale-buyback financing in the Statement of Assets and Liabilities. The interest expense is included in Interest on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is reflected in Interest income on the Statement of Operations.

The Portfolio’s average borrowings for the year ended December 31, 2014 were as follows:

Average daily borrowing	Number of days outstanding	Weighted average interest rate
$50,505,855	328	0.14%

Transamerica Series Trust	Annual Report 2014

Transamerica PineBridge Inflation Opportunities VP

(formerly, Transamerica PIMCO Real Return TIPS VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Open sale-buyback financing transactions at December 31, 2014, if any, are included in the Schedule of Investments.

Structured notes: The Portfolio invests in structured notes. A structured debt instrument is a hybrid debt security that has an embedded derivative. This type of instrument is used to manage cash flows from the debt security. Investing in structured notes involves the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Structured notes may be less liquid than other types of securities and more volatile than their underlying reference instruments. All structured notes, if any, are listed within the Schedule of Investments.

Open structured notes at December 31, 2014, if any, are included in the Schedule of Investments.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Open when-issued securities at December 31, 2014, if any, are identified in the Schedule of Investments. Open trades, if any, are reflected as When-issued securities purchased in the Statement of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS. TIPS are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2014, if any, are identified in the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statement of Operations with a corresponding adjustment to cost.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities at December 31, 2014, if any, are identified in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Transamerica Series Trust	Annual Report 2014

Transamerica PineBridge Inflation Opportunities VP

(formerly, Transamerica PIMCO Real Return TIPS VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Real estate investment trusts (“REIT”): Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs owned at December 31, 2014, if any, are identified in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Statement of Cash Flows: GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of sale-buyback financing transactions, have been determined to be at a level requiring a Statement of Cash Flows. A Statement of Cash Flows has been prepared using the indirect method which requires net increase in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2014

Transamerica PineBridge Inflation Opportunities VP

(formerly, Transamerica PIMCO Real Return TIPS VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models based that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA

Transamerica Series Trust	Annual Report 2014

Transamerica PineBridge Inflation Opportunities VP

(formerly, Transamerica PIMCO Real Return TIPS VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Effective November 10, 2014
First $200 million	0.55%
Over $200 million up to $700 million	0.54%
Over $700 million	0.51%
Prior to November 10, 2014
First $250 million	0.70%
Over $250 million up to $750 million	0.65%
Over $750 million up to $1 billion	0.60%
Over $1 billion	0.55%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.90%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

Transamerica Series Trust	Annual Report 2014

Transamerica PineBridge Inflation Opportunities VP

(formerly, Transamerica PIMCO Real Return TIPS VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$ 133,066,498	$ 188,806,338	$ 62,094,947	$ 252,191,679

NOTE 5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2013	Ending number of positions at December 31, 2014	Average number of positions (A)
Futures contracts	6	—	4	(B)
Purchased options and swaptions	2	—	1	(B)
Written options and swaptions	13	—	11	(B)
Swap agreements	21	—	29	(B)
Forward foreign currency contracts	28	6	40

(A)	Calculated based on positions held at each month end during the current year.
(B)	There were no open positions at the beginning and/or the end of the year, however the Portfolio periodically invested in this type of derivative instrument during the year.

Transamerica Series Trust	Annual Report 2014

Transamerica PineBridge Inflation Opportunities VP

(formerly, Transamerica PIMCO Real Return TIPS VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted for as hedging instruments	Foreign Exchange Contracts	Total
Asset derivatives
Unrealized appreciation on forward foreign currency contracts	$286,156	$286,156
Total gross amount of assets (A)	$286,156	$286,156

(A)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Gross Amounts Not Offset in the Statement of Assets and Liabilities as of December 31, 2014:

The following table presents the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged for forward foreign currency transactions as of December 31, 2014. See Repurchase agreement note for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities (A)	Value Available for Offset	Collateral Received (B)	Net Amount
Goldman Sachs & Co,	$226,448	$—	$—	$226,448
J.P. Morgan Securities LLC	59,708			59,708
Total assets	$286,156	$—	$—	$286,156

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

For non-exchange-traded derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Net realized gain (loss) on:
Purchased options and swaptions (A)	$(70,672)	$—	$—	$(70,672)
Futures contracts	22,416	—	—	22,416
Written options and swaptions	220,271	40,708	13,886	274,865
Swap agreements	(1,695,743)	—	187,468	(1,508,275)
Forward foreign currency contracts (B)	—	2,623,199	—	2,623,199
Total Net realized gain (loss)	(1,523,728)	2,663,907	201,354	1,341,533

Transamerica Series Trust	Annual Report 2014

Transamerica PineBridge Inflation Opportunities VP

(formerly, Transamerica PIMCO Real Return TIPS VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2014 (continued):

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Net change in unrealized appreciation (depreciation) on:
Purchased options and swaptions (C)	$7,711	$—	$—	$7,711
Futures contracts	84,368	—	—	84,368
Written options and swaptions	(94,239)	—	—	(94,239)
Swap agreements	(286,717)	—	—	(286,717)
Forward foreign currency transactions (D)	—	230,153	—	230,153
Total Net change in unrealized appreciation (depreciation)	(288,877)	230,153	—	(58,724)
Total	$(1,812,605)	$2,894,060	$201,354	$1,282,809

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statement of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statement of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statement of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

NOTE 6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, swaps, foreign currency transactions, TIPS adjustments, and sale-buyback adjustments.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to foreign currency gain/loss, paydown gain/loss, passive foreign investment companies, swaps, dollar rolls and TIPs. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (distributions in excess of) net investment income (loss)	(982,335)
Accumulated net realized gain (loss)	982,335

At December 31, 2014, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 1,201,874	Short-Term Indefinitely
7,454,310	Long-Term Indefinitely

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica PineBridge Inflation Opportunities VP

(formerly, Transamerica PIMCO Real Return TIPS VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$560,073
Long-Term Capital Gain	—
2013 Distributions paid from:
Ordinary Income	$6,838,496
Long-Term Capital Gain	27,215

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$2,439,039
Undistributed Long-Term Capital Gain	—
Capital Loss Carryforwards	(8,656,184)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	(8,271,982)

NOTE 7. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica PineBridge Inflation Opportunities VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Pine Bridge Inflation Opportunities VP (formerly, PIMCO Real Return TIPS VP) (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Pine Bridge Inflation Opportunities VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica PineBridge Inflation Opportunities VP

(formerly, Transamerica PIMCO Real Return TIPS VP)

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

TRANSAMERICA PINEBRIDGE INFLATION OPPORTUNITIES VP

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT APPROVAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”) held on March 19, 2014, the Board considered the termination of Pacific Investment Management Company LLC (“PIMCO”) as the sub-adviser to Transamerica PIMCO Real Return TIPS VP (the “Portfolio”) and the approval of a new investment sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and PineBridge Investments, LLC (“PineBridge”) (the “New-Sub-Advisory Agreement”) for the Portfolio.

Following their review and consideration, the Board Members determined that the terms of the new sub-advisory agreement between TAM and PineBridge (the “PineBridge Sub-Advisory Agreement”) with respect to the Transamerica PineBridge Inflation Opportunities VP (the “Portfolio”) are reasonable and that the termination of PIMCO as sub-adviser to the Portfolio and approval of the PineBridge Sub-Advisory Agreement is in the best interests of the Portfolio and its Shareholders. The Board, including the Independent Board Members, unanimously approved the New Sub-Advisory Agreement for an initial two-year period and authorized TAM to terminate the sub-advisory agreement with PIMCO.

To assist the Board Members in their consideration of the PineBridge Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)        that TAM advised the Board Members that the appointment of PineBridge is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services;

(b)        that PineBridge is an experienced and respected asset management firm and TAM believes that PineBridge has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on an assessment of the services that PineBridge provides to another Transamerica mutual fund;

(c)        the proposed responsibilities of PineBridge for the Portfolio and the services expected to be provided by it;

(d)        the fact that the sub-advisory fee payable to PineBridge would be paid by TAM and not the Portfolio;

(e)        that the advisory fee rate paid by the Portfolio to TAM would decrease, and that the sub-advisory fee to be paid by TAM to PineBridge is reasonable in light of the services to be provided; and

(f)        that TAM recommended to the Board Members that PineBridge be appointed as sub-adviser to the Portfolio based on its desire to engage an investment sub-adviser with a proven track record.

A discussion followed that included consideration of these and other matters.

In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by PineBridge under the PineBridge Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and PineBridge regarding the operations, facilities, organization and personnel of PineBridge, the anticipated ability of PineBridge to perform its duties under the PineBridge Sub-Advisory Agreement, and the anticipated changes to the current investment program and other practices of the Portfolio. The Board Members considered the proposed changes to the Portfolio’s investment objective, certain risks and principal investment strategies. The Board Members considered that TAM has advised the Board Members that the appointment of PineBridge is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services. The Board Members considered that PineBridge is an experienced and respected asset management firm and that TAM believes that PineBridge has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on the assessment of the services provided to another Transamerica mutual fund.

Based on their review of the materials provided and the information they had received from TAM, the Board Members determined that PineBridge can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolio and that PineBridge’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolio.

Transamerica Series Trust	Annual Report 2014

TRANSAMERICA PINEBRIDGE INFLATION OPPORTUNITIES VP

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT APPROVAL (continued)

(unaudited)

Investment Performance. The Board Members considered PineBridge’s performance, investment management experience, capabilities and resources. The Board Members reviewed the performance of the Portfolio as compared to the composite performance of the strategy to be followed by PineBridge, which compared favorably to that of the Portfolio, its benchmark and its peer group for the 1-, 2-, and 5-year periods (annualized) ended December 31, 2013. The Board Members further noted that TAM believes that the appointment of PineBridge will benefit shareholders by offering them the potential for improved performance based on the historical comparisons, but were unable to predict what effect execution of the PineBridge Sub-Advisory Agreement would actually have on the future performance of the Portfolio. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the services to be provided by PineBridge, the Board Members concluded that PineBridge is capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies.

Sub-Advisory Fee, Cost of Services Provided and Profitability. The Board Members considered the proposed sub-advisory fee schedule under the PineBridge Sub-Advisory Agreement, including a reduction in sub-advisory fee rate paid to the sub-adviser at certain asset levels from implementation of the PineBridge Sub-Advisory Agreement. The Board Members noted that the advisory fee rate payable by the Portfolio would decrease and that certain additional breakpoints to the advisory fee schedule had been added. The Board Members also noted that the Portfolio does not pay the sub-advisory fee. On the basis of these considerations, together with the other information it considered, the Board Members determined that the sub-advisory fee to be received by PineBridge under the PineBridge Sub-Advisory Agreement is reasonable in light of the services to be provided.

With respect to PineBridge’s costs and profitability in providing services to the Portfolio, the Board Members noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and PineBridge. As a result, the Board Members did not consider PineBridge’s anticipated profitability as material to its decision to approve the PineBridge Sub-Advisory Agreement.

Economies of Scale. The Board Members considered the sub-advisory fee schedule and the existence of breakpoints in both the advisory and sub-advisory fee schedules. The Board Members considered that TAM believes that the appointment of PineBridge as sub-adviser has the potential to attract additional assets because of PineBridge’s asset management capabilities. The Board Members concluded that they would have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of advisory fees payable by the Portfolio to TAM, and fees payable by TAM to PineBridge, in the future.

Fall-Out Benefits. The Board Members considered any incidental benefits expected to be derived by PineBridge from its relationship with the Portfolio. The Board Members noted that TAM would not realize soft dollar benefits from its relationship with PineBridge, and that PineBridge may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the PineBridge Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders and voted to approve the PineBridge Sub-Advisory Agreement.

Transamerica Series Trust	Annual Report 2014

Transamerica ProFund UltraBear VP

(unaudited)

MARKET ENVIRONMENT

For the year ended December 31, 2014, the S&P 500® had a total return of 13.69%. A measure of large-cap U.S. stock market performance, the Index is float adjusted and market capitalization weighted, consisting of 500 U.S. operating companies and real estate investment trusts selected through a mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Profund UltraBear VP, Service Class returned (25.58)%. By comparison, its benchmark, the S&P 500®, returned 13.69%.

STRATEGY REVIEW

The Portfolio seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the S&P 500®. The Portfolio seeks investment results for a single day only, as measured from the time the Portfolio calculates its net asset value (“NAV”) to the time of the Portfolio’s next NAV calculation, not for longer periods. The return of the Portfolio for longer periods will be the result of each day’s returns compounded over the period which may be greater than or less than the Portfolio multiple times the return of the Index. The Portfolio takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index.

During the year ended December 31, 2014, the Portfolio invested in futures contracts as a substitute for shorting stocks in order to gain inverse leveraged exposure to the S&P 500®. These positions detracted from performance.

Rachel Ames

Michael Neches

Co-Portfolio Managers

ProFund Advisors LLC

Transamerica Series Trust	Annual Report 2014

Transamerica ProFund UltraBear VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Service Class	(25.58)%	(29.92)%	(33.85)%	05/01/2009
S&P 500® (A)	13.69%	15.45%	18.83%

(A) The S&P 500® is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception date of the Service Class. You cannot invest directly in an index. The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The Portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica ProFund UltraBear VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$864.90	$5.78	$1,019.00	$6.26	1.23%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Short-Term Investment Companies	70.7%
Repurchase Agreement	17.7
Net Other Assets (Liabilities) ^	11.6
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, securities sold short, TBA short commitments, and cash collateral.

Transamerica Series Trust	Annual Report 2014

Transamerica ProFund UltraBear VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 70.7%
SSC Government Money Market Fund	3,252,302	$ 3,252,302
SSgA Money Market Fund	3,252,302	3,252,302
SSgA Prime Money Market Fund	3,252,302	3,252,302
State Street Institutional Liquid Reserves Fund	3,252,302	3,252,302

Total Short-Term Investment Companies (Cost $13,009,208)		13,009,208

	Principal	Value
REPURCHASE AGREEMENT - 17.7%

State Street Bank & Trust Co. 0.01% (A), dated 12/31/2014, to be repurchased at $3,252,304 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 01/01/2033, and with a value of $3,318,987.

	$ 3,252,302	$ 3,252,302

Total Repurchase Agreement (Cost $3,252,302)		3,252,302

Total Investments (Cost $16,261,510) (B)		16,261,510
Net Other Assets (Liabilities) - 11.6%		2,125,335

Net Assets - 100.0%		$ 18,386,845

FUTURES CONTRACTS: (C)
Description	Type	Number of Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	Short	(347)	03/20/2015	$(666,374)

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Short-Term Investment Companies	$13,009,208	$—	$—	$13,009,208
Repurchase Agreement	—	3,252,302	—	3,252,302

Total Investments	$13,009,208	$3,252,302	$—	$16,261,510

LIABILITIES
Derivative Financial Instruments
Futures Contracts (E)	$(666,374)	$—	$—	$(666,374)

Total Derivative Financial Instruments	$(666,374)	$—	$—	$(666,374)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at December 31, 2014.
(B)	Aggregate cost for federal income tax purposes is $16,261,510.
(C)	Cash in the amount of $1,755,820 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(E)	Derivative financial instrument valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica ProFund UltraBear VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Unaffiliated investments, at value (cost $13,009,208)	$13,009,208
Repurchase agreement, at value (cost $3,252,302)	3,252,302
Cash on deposit with broker	1,755,820
Cash	27,154
Receivables:
Interest	10
Variation margin receivable on derivative financial instruments	418,686
Prepaid expenses	382

Total assets	18,463,562

Liabilities:
Payables and other liabilities:
Shares redeemed	20,897
Investment advisory fees	13,659
Distribution and service fees	4,044
Administration fees	404
Transfer agent fees	39
Trustees fees	6
Audit and tax fees	12,202
Custody fees	268
Printing and shareholder reports fees	24,987
Other	211

Total liabilities	76,717

Net assets	$18,386,845

Net assets consist of:
Capital stock ($0.01 par value)	$192,257
Additional paid-in capital	154,544,311
Accumulated net realized gain (loss)	(135,683,349)
Net unrealized appreciation (depreciation) on:
Futures contracts	(666,374)

Net assets	$18,386,845

Shares outstanding	19,225,673

Net asset value and offering price per share	$0.96

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Interest income from repurchase agreements	$1,205

Total investment income	1,205

Expenses:
Investment advisory fees	145,285
Distribution and service fees	42,731
Administration fees	4,273
Transfer agent fees	215
Trustees fees	592
Audit and tax fees	11,789
Custody fees	9,298
Legal fees	714
Printing and shareholder reports fees	9,459
Other	1,184

Total expenses	225,540

Expenses (waived/reimbursed) recaptured	(15,304)

Net expenses	210,236

Net investment income (loss)	(209,031)

Net realized gain (loss) on:
Futures contracts	(6,869,683)
Foreign currency transactions	20

Net realized gain (loss)	(6,869,663)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	674,310

Net change in unrealized appreciation (depreciation)	674,310

Net realized and change in unrealized gain (loss)	(6,195,353)

Net increase (decrease) in net assets resulting from operations	$(6,404,384)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica ProFund UltraBear VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$(209,031)	$(457,639)
Net realized gain (loss)	(6,869,663)	(26,850,700)
Net change in unrealized appreciation (depreciation)	674,310	(1,207,390)
Net increase (decrease) in net assets resulting from operations	(6,404,384)	(28,515,729)

Capital share transactions:
Proceeds from shares sold	17,918,170	48,789,398
Cost of shares redeemed	(11,627,809)	(96,691,618)
Net increase (decrease) in net assets resulting from capital share transactions	6,290,361	(47,902,220)
Net increase (decrease) in net assets	(114,023)	(76,417,949)

Net assets:
Beginning of year	18,500,868	94,918,817
End of year	$18,386,845	$18,500,868
Undistributed (distributions in excess of) net investment income (loss)	$—	$—

Capital share transactions - shares:
Shares issued	15,175,780	27,696,373
Shares redeemed	(10,292,859)	(53,729,362)
Net increase (decrease) in shares outstanding	4,882,921	(26,032,989)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica ProFund UltraBear VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$1.29	$2.35	$3.33	$4.16	$5.68
Investment operations:
Net investment income (loss) (A) (B)	(0.01)	(0.02)	(0.03)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	(0.32)	(1.04)	(0.95)	(0.78)	(1.45)
Total investment operations	(0.33)	(1.06)	(0.98)	(0.83)	(1.52)
Net asset value, end of year	$0.96	$1.29	$2.35	$3.33	$4.16
Total return (C)	(25.58)%	(45.11)%	(29.43)%	(19.95)%	(26.76)%
Ratio and supplemental data:
Net assets end of year (000’s)	$18,387	$18,501	$94,919	$143,971	$13,414
Expenses to average net assets (D)
After (waiver/reimbursement) recapture	1.23%	1.23%	1.22%	1.23%	1.23%
Before (waiver/reimbursement) recapture	1.32%	1.26%	1.20%	1.19%	1.29%
Net investment income (loss) to average net assets (B)	(1.22)%	(1.21)%	(1.19)%	(1.21)%	(1.22)%
Portfolio turnover rate	0%	—%	—%	—%	—%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica ProFund UltraBear VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Open futures contracts at December 31, 2014, if any, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is shown on the Statement of Assets and Liabilities.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2014

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 2. (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are

Transamerica Series Trust	Annual Report 2014

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 2. (continued)

modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $250 million	0.85%
Over $250 million up to $750 million	0.80%
Over $750 million	0.75%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.98%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, the amount waived/reimbursed by TAM was $15,555. During the year ended December 31, 2014, the amount recaptured by TAM was $251.

The following amounts are available for recapture by TAM as of December 31, 2014:

Amount Available	Year Reimbursed
$12,397	2013
15,555	2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2014

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 3. (continued)

Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% of Service Class.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

There were no proceeds from securities purchased or securities sold (excluding short-term securities) during the year ended December 31, 2014.

NOTE 5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2013	Ending number of positions at December 31, 2014	Average number of positions (A)
Futures contracts	1	1	1

(A)	Calculated based on positions held at each month end during the current year.

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted for as hedging instruments	Equity Contracts	Total
Liability derivatives
Net unrealized depreciation on futures contracts (A) (B)	$(666,374)	$(666,374)
Total gross amount of liabilities (C)	$(666,374)	$(666,374)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

Transamerica Series Trust	Annual Report 2014

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 5. (continued)

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Equity Contracts	Total
Net realized gain (loss) on:
Futures contracts	$(6,869,683)	$(6,869,683)
Net change in unrealized appreciation (depreciation) on:
Futures contracts	674,310	674,310
Total	$(6,195,373)	$(6,195,373)

NOTE 6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, net operating losses, foreign currency transactions, and futures contracts.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to foreign currency gain/loss and net operating losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(209,011)
Undistributed (distributions in excess of) net investment income (loss)	209,031
Accumulated net realized gain (loss)	(20)

At December 31, 2014, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 237,035	December 31, 2017
9,504,291	December 31, 2018
50,643,128	Short-Term Indefinitely
75,965,269	Long-Term Indefinitely

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 6. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$—
Long-Term Capital Gain	—
2013 Distributions paid from:
Ordinary Income	$—
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$—
Undistributed Long-Term Capital Gain	—
Capital Loss Carryforwards	(136,349,723)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	—

NOTE 7. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica ProFund UltraBear VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica ProFund UltraBear VP (one of the portfolio’s constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica ProFund UltraBear VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica ProFund UltraBear VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica Systematic Small/Mid Cap Value VP

(unaudited)

MARKET ENVIRONMENT

The positive market performance mirrored a constructive U.S. economic environment, which saw further expansion in 2014 after a slow start due to severe winter weather conditions. U.S. gross domestic product turned negative in the first quarter of 2014, as a winter freeze was felt deep into the South. After the first quarter, domestic industrial activity accelerated and the economy produced strong growth. In fact, railroad, automobile, and housing data all demonstrated varying degrees of strength during the year, creating a self-reinforcing cycle of solid business sentiment and spending levels. Consumer confidence improved as well, but this did not translate to widespread traffic gains at retailers, which saw mixed results overall.

Meanwhile, the U.S. economy saw headwinds from abroad in 2014, as weaker economic conditions in Europe, China and emerging markets became constraints. Aside from the obvious challenges the slowdown in foreign markets posed for U.S. multinationals and their trading partners, this dynamic has also had a pronounced effect on global interest rates. The domestic yield curve was by no means immune from this trend, and shifted investors focus towards high-dividend-yielding stocks over those with improving underlying company-level fundamentals.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Systematic Small/Mid Cap Value VP, Initial Class returned 5.23%. By comparison, its benchmark, the Russell 2500® Value Index returned 7.11%.

STRATEGY REVIEW

The Portfolio’s absolute performance was driven by decent market conditions for the domestic equity markets. During the year, the Portfolio underperformed its benchmark, the Russell 2500® Value Index, primarily as the result of the Wall Street’s desire for yield over the fundamental factors.

Valuation spreads between growth- and value-oriented investments contracted in the year from already low levels entering the fiscal year. Investors’ appetite for yield played an important role in the narrowing of these spreads. In fact, the top 20% dividend payers in the Index (calculated by their dividend yields) outperformed the rest of the benchmark’s constituents significantly in 2014.

Sector allocation had a moderately negative impact on the Portfolio’s relative overall performance, largely due to underweights in utilities and real estate investment trusts. The Portfolio’s overweight to health care was beneficial. Health care stocks generated strong returns, as the Affordable Care Act’s implementation was a driver of incremental business for many companies in the group. Strong stock selection within information technology was also positive for the Portfolio’s performance relative to the benchmark.

Overall, stock selection had a negative impact on the portfolio’s relative performance in 2014. Along with financials, stock selection in the consumer discretionary sector was unfavorable. Regional banks were hurt by the protracted decline in interest rates during the period.

Ron Mushock, CFA

Kenneth Burgess, CFA

Co-Portfolio Managers

Systematic Financial Management L.P.

Transamerica Series Trust	Annual Report 2014

Transamerica Systematic Small/Mid Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	5.23%	16.21%	11.62%	05/04/1993
Russell 2500® Value Index (A)	7.11%	15.48%	7.91%
Service Class	4.93%	15.92%	11.33%	05/03/2004

(A) The Russell 2500® Value Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on 10 years. You cannot invest directly in an Index. The Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe, and is comprised of Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2014

Transamerica Systematic Small/Mid Cap Value VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$996.70	$4.28	$1,020.90	$4.33	0.85%
Service Class	1,000.00	995.10	5.53	1,019.70	5.60	1.10

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.2%
Securities Lending Collateral	12.4
Repurchase Agreement	1.3
Master Limited Partnership	0.4
Net Other Assets (Liabilities)	(12.3)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica Systematic Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
COMMON STOCKS - 98.2%
Aerospace & Defense - 0.6%
Aerovironment, Inc. (A)	71,400	$ 1,945,650
Curtiss-Wright Corp.	30,500	2,152,995
Orbital Sciences Corp. (A)	51,900	1,395,591

		5,494,236

Airlines - 0.7%
American Airlines Group, Inc.	88,030	4,721,049
Delta Air Lines, Inc.	33,955	1,670,246

		6,391,295

Auto Components - 1.3%
Dana Holding Corp.	80,500	1,750,070
Gentex Corp.	43,000	1,553,590
Magna International, Inc., Class A	50,800	5,521,452
Stoneridge, Inc. (A) (B)	163,500	2,102,610

		10,927,722

Automobiles - 0.6%
Harley-Davidson, Inc.	77,195	5,087,922

Banks - 7.0%
CIT Group, Inc.	134,015	6,409,937
First Citizens BancShares, Inc., Class A	22,207	5,613,708
First Community Bancshares, Inc.	188,529	3,105,073
First Republic Bank, Class A	35,500	1,850,260
Lakeland Bancorp, Inc., Class A (B)	295,000	3,451,500
Sandy Spring Bancorp, Inc. (B)	138,500	3,612,080
Sterling Bancorp	254,000	3,652,520
SunTrust Banks, Inc.	211,110	8,845,509
Umpqua Holdings Corp. (B)	126,000	2,143,260
United Community Banks, Inc.	87,750	1,661,985
Washington Trust Bancorp, Inc. (B)	48,678	1,955,882
Webster Financial Corp.	488,325	15,885,212
Wilshire Bancorp, Inc. (B)	244,000	2,471,720

		60,658,646

Beverages - 0.8%
Molson Coors Brewing Co., Class B	97,075	7,234,029

Building Products - 0.9%
Continental Building Products, Inc. (A)	213,500	3,785,355
Norcraft Cos., Inc. (A)	190,000	3,667,000
Quanex Building Products Corp.	18,500	347,430

		7,799,785

Capital Markets - 3.7%
Invesco, Ltd.	188,575	7,452,484
Janus Capital Group, Inc. (B)	140,825	2,271,507
LPL Financial Holdings, Inc.	15,000	668,250
Piper Jaffray Cos. (A)	35,500	2,062,195
Raymond James Financial, Inc.	243,585	13,954,985
Stifel Financial Corp. (A)	61,000	3,112,220
Waddell & Reed Financial, Inc., Class A	42,000	2,092,440

		31,614,081

Chemicals - 2.0%
Celanese Corp., Series A	104,025	6,237,339
Huntsman Corp. (B)	293,600	6,688,208
OM Group, Inc.	67,500	2,011,500
Tronox, Ltd., Class A (B)	112,500	2,686,500

		17,623,547

Commercial Services & Supplies - 1.4%
HNI Corp. (B)	67,000	3,421,020
Knoll, Inc.	65,700	1,390,869

	Shares	Value
COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Pitney Bowes, Inc. (B)	132,100	$ 3,219,277
R.R. Donnelley & Sons Co. (B)	227,400	3,821,457

		11,852,623

Communications Equipment - 1.1%
ARRIS Group, Inc. (A)	108,400	3,272,596
F5 Networks, Inc., Class B (A)	24,360	3,178,127
KVH Industries, Inc. (A) (B)	238,007	3,010,789

		9,461,512

Construction & Engineering - 0.9%
Comfort Systems USA, Inc., Class A	152,000	2,602,240
EMCOR Group, Inc.	68,300	3,038,667
Granite Construction, Inc.	47,900	1,821,158

		7,462,065

Construction Materials - 0.8%
Caesarstone Sdot-Yam, Ltd. (B)	110,000	6,580,200

Consumer Finance - 1.3%
Discover Financial Services	84,935	5,562,393
Synchrony Financial (A)	183,175	5,449,456

		11,011,849

Containers & Packaging - 1.0%
Crown Holdings, Inc. (A)	40,715	2,072,393
Rock-Tenn Co., Class A	106,565	6,498,334

		8,570,727

Diversified Financial Services - 0.7%
Voya Financial, Inc.	148,575	6,296,609

Diversified Telecommunication Services - 1.1%
Level 3 Communications, Inc. (A) (B)	184,315	9,101,475

Electric Utilities - 1.0%
Exelon Corp. (B)	174,220	6,460,077
Portland General Electric Co. (B)	56,925	2,153,473

		8,613,550

Electrical Equipment - 0.5%
Regal Beloit Corp.	53,500	4,023,200

Electronic Equipment, Instruments & Components - 2.3%
Belden, Inc.	30,500	2,403,705
Control4 Corp. (A) (B)	236,000	3,627,320
Daktronics, Inc.	187,600	2,346,876
Orbotech, Ltd. (A)	273,338	4,045,402
Rofin-Sinar Technologies, Inc. (A)	70,000	2,013,900
Universal Display Corp., Class A (A) (B)	95,000	2,636,250
Vishay Intertechnology, Inc. (B)	207,500	2,936,125

		20,009,578

Energy Equipment & Services - 1.1%
Helix Energy Solutions Group, Inc., Class A (A)	94,500	2,050,650
Precision Drilling Corp.	1,188,425	7,201,856

		9,252,506

Food & Staples Retailing - 0.3%
Whole Foods Market, Inc.	56,655	2,856,545

Food Products - 1.7%
J&J Snack Foods Corp.	20,000	2,175,400
Pinnacle Foods, Inc.	117,525	4,148,633
Tyson Foods, Inc., Class A	219,505	8,799,955

		15,123,988

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Systematic Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Gas Utilities - 1.0%
Atmos Energy Corp.	157,580	$ 8,783,509

Health Care Equipment & Supplies - 3.0%
AngioDynamics, Inc. (A) (B)	176,000	3,345,760
Boston Scientific Corp. (A)	489,250	6,482,563
Greatbatch, Inc. (A)	63,500	3,130,550
Halyard Health, Inc. (A)	11,760	534,727
Hologic, Inc. (A)	252,700	6,757,198
Zimmer Holdings, Inc., Class A	47,900	5,432,818

		25,683,616

Health Care Providers & Services - 5.4%
AMN Healthcare Services, Inc. (A)	138,500	2,714,600
Antham, Inc.	72,560	9,118,615
HCA Holdings, Inc. (A)	138,600	10,171,854
Health Net, Inc. (A)	51,000	2,730,030
HealthSouth Corp.	76,500	2,942,190
Laboratory Corp. of America Holdings (A)	42,395	4,574,421
MEDNAX, Inc. (A) (B)	67,420	4,457,136
PharMerica Corp. (A)	89,000	1,843,190
VCA, Inc. (A)	94,120	4,590,232
WellCare Health Plans, Inc. (A)	38,000	3,118,280

		46,260,548

Health Care Technology - 0.4%
Omnicell, Inc. (A)	96,000	3,179,520

Hotels, Restaurants & Leisure - 1.1%
Bloomin’ Brands, Inc. (A)	82,350	2,038,986
Churchill Downs, Inc.	28,500	2,716,050
Royal Caribbean Cruises, Ltd., Class A	55,665	4,588,466

		9,343,502

Household Durables - 0.9%
Harman International Industries, Inc.	26,500	2,827,815
Helen of Troy, Ltd. (A)	34,500	2,244,570
La-Z-Boy, Inc.	102,000	2,737,680

		7,810,065

Household Products - 0.4%
Spectrum Brands Holdings, Inc., Class A	34,000	3,253,120

Independent Power and Renewable Electricity Producers - 1.0%
Dynegy, Inc., Class A (A)	125,025	3,794,509
NRG Energy, Inc.	190,050	5,121,847

		8,916,356

Insurance - 5.0%
Allied World Assurance Co. Holdings AG	113,125	4,289,700
Aspen Insurance Holdings, Ltd.	50,000	2,188,500
eHealth, Inc. (A) (B)	28,000	697,760
Hartford Financial Services Group, Inc.	273,665	11,409,094
Lincoln National Corp.	134,570	7,760,652
Selective Insurance Group, Inc.	199,783	5,428,104
United Fire Group, Inc.	204,089	6,067,566
Validus Holdings, Ltd. (B)	44,500	1,849,420
XL Group PLC, Class A	102,340	3,517,426

		43,208,222

Internet & Catalog Retail - 0.3%
Nutrisystem, Inc.	116,500	2,277,575

Internet Software & Services - 1.1%
AOL, Inc. (A)	96,000	4,432,320
Blucora, Inc. (A)	72,500	1,004,125

	Shares	Value
COMMON STOCKS (continued)
Internet Software & Services (continued)
IAC/InterActiveCorp	45,500	$ 2,765,945
TheStreet, Inc.	516,350	1,228,913
XO Group, Inc. (A)	12,500	227,625

		9,658,928

IT Services - 1.2%
Booz Allen Hamilton Holding Corp.	113,325	3,006,512
CoreLogic, Inc. (A)	78,850	2,490,872
Global Payments, Inc.	34,000	2,744,820
Sykes Enterprises, Inc. (A)	98,500	2,311,795

		10,553,999

Life Sciences Tools & Services - 0.5%
Quintiles Transnational Holdings, Inc. (A)	77,325	4,552,123

Machinery - 5.3%
Allison Transmission Holdings, Inc., Class A	367,600	12,461,640
Altra Industrial Motion Corp. (B)	90,500	2,569,295
Columbus McKinnon Corp.	50,000	1,402,000
Crane Co.	42,800	2,512,360
Douglas Dynamics, Inc.	39,300	842,199
ITT Corp.	133,850	5,415,571
Mueller Industries, Inc.	100,000	3,414,000
NN, Inc.	182,500	3,752,200
Oshkosh Corp. (B)	32,500	1,581,125
Stanley Black & Decker, Inc.	53,825	5,171,506
Trinity Industries, Inc. (B)	139,830	3,916,638
Watts Water Technologies, Inc., Class A	46,000	2,918,240

		45,956,774

Media - 1.5%
AMC Networks, Inc., Class A (A) (B)	20,500	1,307,285
Gannett Co., Inc. (B)	158,710	5,067,610
Starz, Class A (A) (B)	234,450	6,963,165

		13,338,060

Metals & Mining - 1.9%
Alcoa, Inc.	571,600	9,025,564
Kaiser Aluminum Corp. (B)	34,500	2,464,335
U.S. Steel Corp. (B)	188,725	5,046,506

		16,536,405

Multi-Utilities - 2.3%
Ameren Corp.	172,670	7,965,267
CMS Energy Corp.	23,200	806,200
DTE Energy Co.	53,240	4,598,339
NorthWestern Corp. (B)	111,000	6,280,380

		19,650,186

Multiline Retail - 0.2%
Macy’s, Inc. (B)	31,605	2,078,029

Oil, Gas & Consumable Fuels - 2.7%
EnCana Corp.	289,195	4,011,135
Gulfport Energy Corp. (A) (B)	45,950	1,917,953
Newfield Exploration Co. (A)	171,650	4,655,148
PBF Energy, Inc., Class A (B)	183,575	4,890,438
REX American Resources Corp., Class A (A)	16,500	1,022,505
VAALCO Energy, Inc. (A)	227,500	1,037,400
Western Refining, Inc.	51,000	1,926,780
Whiting Petroleum Corp. (A)	106,760	3,523,080

		22,984,439

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Systematic Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Paper & Forest Products - 0.6%
Domtar Corp.	60,000	$ 2,413,200
P.H. Glatfelter Co.	97,000	2,480,290

		4,893,490

Pharmaceuticals - 0.4%
Nektar Therapeutics (A) (B)	241,000	3,735,500

Professional Services - 0.6%
Heidrick & Struggles International, Inc.	71,000	1,636,550
On Assignment, Inc. (A)	95,000	3,153,050

		4,789,600

Real Estate Investment Trusts - 7.9%
BioMed Realty Trust, Inc., Class B	484,125	10,428,053
Brandywine Realty Trust	216,000	3,451,680
CBL & Associates Properties, Inc.	213,150	4,139,373
DiamondRock Hospitality Co.	317,000	4,713,790
DuPont Fabros Technology, Inc. (B)	226,025	7,513,071
Excel Trust, Inc.	346,493	4,639,541
Liberty Property Trust, Series C	381,900	14,370,897
National Retail Properties, Inc.	87,000	3,425,190
Physicians Realty Trust	172,500	2,863,500
Summit Hotel Properties, Inc.	414,000	5,150,160
Sunstone Hotel Investors, Inc.	454,525	7,504,208

		68,199,463

Real Estate Management & Development - 1.3%
CBRE Group, Inc., Class A (A)	323,025	11,063,606

Road & Rail - 1.0%
AMERCO	13,200	3,752,232
Con-way, Inc.	92,570	4,552,593

		8,304,825

Semiconductors & Semiconductor Equipment - 6.0%
Broadcom Corp., Class A	179,085	7,759,753
Brooks Automation, Inc., Class A	282,000	3,595,500
Cohu, Inc.	125,000	1,487,500
Entegris, Inc. (A)	275,000	3,632,750
GSI Technology, Inc. (A)	151,725	757,108
Integrated Device Technology, Inc. (A)	139,875	2,741,550
LAM Research Corp.	33,235	2,636,865
Micron Technology, Inc. (A)	161,950	5,669,869
MKS Instruments, Inc.	57,000	2,086,200
NXP Semiconductor NV (A)	34,075	2,603,330
RF Micro Devices, Inc. (A) (B)	243,000	4,031,370
Sigma Designs, Inc. (A)	310,000	2,294,000
Silicon Motion Technology Corp., ADR	227,000	5,368,550
Skyworks Solutions, Inc.	48,915	3,556,610
Xcerra Corp. (A)	345,000	3,160,200

		51,381,155

Software - 2.1%
Check Point Software Technologies, Ltd., Class A (A) (B)	92,380	7,258,297
Electronic Arts, Inc. (A)	120,675	5,673,535
TiVo, Inc. (A)	421,175	4,986,712

		17,918,544

Specialty Retail - 4.5%
Abercrombie & Fitch Co., Class A (B)	82,400	2,359,936
American Eagle Outfitters, Inc. (B)	907,500	12,596,100
ANN, Inc. (A)	59,500	2,170,560

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (continued)
Bed Bath & Beyond, Inc. (A)	36,515	$ 2,781,347
Express, Inc. (A)	161,000	2,365,090
Finish Line, Inc., Class A	102,400	2,489,344
Foot Locker, Inc.	180,410	10,135,434
Guess?, Inc. (B)	83,000	1,749,640
Ross Stores, Inc.	23,715	2,235,376

		38,882,827

Technology Hardware, Storage & Peripherals - 1.2%
NetApp, Inc.	81,650	3,384,393
Western Digital Corp.	61,080	6,761,556

		10,145,949

Textiles, Apparel & Luxury Goods - 1.2%
Deckers Outdoor Corp. (A) (B)	57,250	5,212,040
Hanesbrands, Inc.	36,160	4,036,179
Steven Madden, Ltd., Class B (A)	44,975	1,431,554

		10,679,773

Thrifts & Mortgage Finance - 2.0%
Berkshire Hills Bancorp, Inc.	116,612	3,108,876
Dime Community Bancshares, Inc.	133,000	2,165,240
Oritani Financial Corp.	78,000	1,201,200
Provident Financial Services, Inc.	129,800	2,344,188
TrustCo Bank Corp. (B)	196,500	1,426,590
United Financial Bancorp, Inc.	221,806	3,185,134
Washington Federal, Inc. (B)	163,000	3,610,450

		17,041,678

Trading Companies & Distributors - 1.4%
AerCap Holdings NV (A)	129,525	5,028,160
GATX Corp. (B)	127,590	7,341,529

		12,369,689

Total Common Stocks (Cost $757,191,884)		846,478,765

MASTER LIMITED PARTNERSHIP - 0.4%
Capital Markets - 0.4%
Lazard, Ltd., Class A	68,765	3,440,313

Total Master Limited Partnership (Cost $3,478,409)		3,440,313

SECURITIES LENDING COLLATERAL - 12.4%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (C)	107,234,509	107,234,509

Total Securities Lending Collateral (Cost $107,234,509)		107,234,509

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Systematic Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

Principal	Value
REPURCHASE AGREEMENT - 1.3%

State Street Bank & Trust Co. 0.01% (C), dated 12/31/2014, to be repurchased at $11,150,025 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 11/01/2033, and with a value of $11,375,909.

$ 11,150,019	$ 11,150,019

Total Repurchase Agreement (Cost $11,150,019)	11,150,019

Total Investments (Cost $879,054,821) (D)	968,303,606
Net Other Assets (Liabilities) - (12.3)%	(106,220,466)

Net Assets - 100.0%	$ 862,083,140

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Common Stocks	$846,478,765	$—	$—	$846,478,765
Master Limited Partnership	3,440,313	—	—	3,440,313
Securities Lending Collateral	107,234,509	—	—	107,234,509
Repurchase Agreement	—	11,150,019	—	11,150,019

Total Investments	$957,153,587	$11,150,019	$—	$968,303,606

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The value of all securities on loan is $104,632,741. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2014.
(D)	Aggregate cost for federal income tax purposes is $880,363,636. Aggregate gross unrealized appreciation and depreciation for all securities is $116,887,230 and $28,947,260, respectively. Net unrealized appreciation for tax purposes is $87,939,970.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

DEFINITION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Systematic Small/Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $867,904,802) (including securities loaned of $104,632,741)	$957,153,587
Repurchase agreement, at value (cost $11,150,019)	11,150,019
Cash	33,409
Receivables:
Shares sold	8,617
Investments sold	2,822,485
Interest	3
Dividends	1,231,968
Tax reclaims	38,701
Net income from securities lending	24,763
Prepaid expenses	5,375

Total assets	972,468,927

Liabilities:
Payables and other liabilities:
Shares redeemed	1,494,559
Investments purchased	875,415
Investment advisory fees	604,550
Distribution and service fees	39,558
Administration fees	19,398
Transfer agent fees	2,272
Trustees fees	363
Audit and tax fees	16,097
Legal fees	599
Printing and shareholder reports fees	95,124
Other	3,343
Collateral for securities on loan	107,234,509

Total liabilities	110,385,787

Net assets	$862,083,140

Net assets consist of:
Capital stock ($0.01 par value)	$381,494
Additional paid-in capital	672,405,442
Undistributed (distributions in excess of) net investment income (loss)	6,842,711
Accumulated net realized gain (loss)	93,207,085
Net unrealized appreciation (depreciation) on:
Investments	89,248,785
Translation of assets and liabilities denominated in foreign currencies	(2,377)

Net assets	$862,083,140

Net assets by class:
Initial Class	$686,546,509
Service Class	175,536,631

Shares outstanding:
Initial Class	30,272,007
Service Class	7,877,388

Net asset value and offering price per share:
Initial Class	$22.68
Service Class	22.28

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $59,484)	$14,544,229
Interest income	1,294
Net income from securities lending	431,258

Total investment income	14,976,781

Expenses:
Investment advisory fees	6,959,616
Distribution and service fees:
Service Class	428,896
Administration fees	223,654
Transfer agent fees	13,617
Trustees fees	33,356
Audit and tax fees	27,719
Custody fees	131,075
Legal fees	52,649
Printing and shareholder reports fees	103,358
Other	48,443

Total expenses	8,022,383

Net investment income (loss)	6,954,398

Net realized gain (loss) on:
Investments	94,965,026
Foreign currency transactions	(5,860)

Net realized gain (loss)	94,959,166

Net change in unrealized appreciation (depreciation) on:
Investments	(58,990,187)
Translation of assets and liabilities denominated in foreign currencies	(4,715)

Net change in unrealized appreciation (depreciation)	(58,994,902)

Net realized and change in unrealized gain (loss)	35,964,264

Net increase (decrease) in net assets resulting from operations	$42,918,662

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Systematic Small/Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$6,954,398	$6,252,475
Net realized gain (loss)	94,959,166	96,490,657
Net change in unrealized appreciation (depreciation)	(58,994,902)	97,567,262
Net increase (decrease) in net assets resulting from operations	42,918,662	200,310,394

Distributions to shareholders:
Net investment income:
Initial Class	(5,711,731)	(2,748,071)
Service Class	(1,054,227)	(445,757)
Total distributions from net investment income	(6,765,958)	(3,193,828)
Net realized gains:
Initial Class	(60,978,298)	(1,321,633)
Service Class	(14,732,282)	(305,065)
Total distributions from net realized gains	(75,710,580)	(1,626,698)
Total distributions to shareholders	(82,476,538)	(4,820,526)

Capital share transactions:
Proceeds from shares sold:
Initial Class	38,106,423	264,024,048
Service Class	24,183,930	63,014,603
	62,290,353	327,038,651
Issued from fund acquisition:
Initial Class	—	146,844,487
Service Class	—	14,870,308
	—	161,714,795
Dividends and distributions reinvested:
Initial Class	66,690,029	4,069,704
Service Class	15,786,509	750,822
	82,476,538	4,820,526
Cost of shares redeemed:
Initial Class	(125,740,756)	(67,256,768)
Service Class	(24,385,919)	(26,621,952)
	(150,126,675)	(93,878,720)
Net increase (decrease) in net assets resulting from capital share transactions	(5,359,784)	399,695,252
Net increase (decrease) in net assets	(44,917,660)	595,185,120

Net assets:
Beginning of year	907,000,800	311,815,680
End of year	$862,083,140	$907,000,800
Undistributed (distributions in excess of) net investment income (loss)	$6,842,711	$6,201,727

Capital share transactions - shares:
Shares issued:
Initial Class	1,605,628	13,432,453
Service Class	1,057,391	3,152,304
	2,663,019	16,584,757
Shares issued on fund acquisition:
Initial Class	—	7,437,084
Service Class	—	764,430
	—	8,201,514
Shares reinvested:
Initial Class	2,954,808	193,427
Service Class	711,425	36,201
	3,666,233	229,628
Shares redeemed:
Initial Class	(5,520,374)	(3,217,571)
Service Class	(1,081,098)	(1,293,124)
	(6,601,472)	(4,510,695)

Net increase (decrease) in shares outstanding:
Initial Class	(959,938)	17,845,393
Service Class	687,718	2,659,811
	(272,220)	20,505,204

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Systematic Small/Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011		December 31, 2010
Net asset value, beginning of year	$23.67	$17.47	$20.28	$20.87		$16.14
Investment operations:
Net investment income (loss) (A)	0.19	0.20	0.22	0.10		0.02
Net realized and unrealized gain (loss)	1.04	6.13	2.82	(0.66)		4.84
Total investment operations	1.23	6.33	3.04	(0.56)		4.86
Distributions:
Net investment income	(0.19)	(0.09)	(0.12)	(0.03)		(0.13)
Net realized gains	(2.03)	(0.04)	(5.73)	—		—
Total distributions	(2.22)	(0.13)	(5.85)	(0.03)		(0.13)
Net asset value, end of year	$22.68	$23.67	$17.47	$20.28		$20.87
Total return (B)	5.23%	36.32%	16.39%	(2.66)%		30.41%
Ratio and supplemental data:
Net assets end of year (000’s)	$686,546	$739,394	$233,808	$223,957		$261,291
Expenses to average net assets
After (waiver/reimbursement) recapture	0.85%	0.86%	0.89%	0.89%		0.86%
Before (waiver/reimbursement) recapture	0.85%	0.86%	0.89%	0.90%		0.86%
Net investment income (loss) to average net assets	0.82%	0.96%	1.08%	0.50%		0.10%
Portfolio turnover rate	95%	106%	76%	174	%(C)	62%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011		December 31, 2010
Net asset value, beginning of year	$23.31	$17.22	$20.07	$20.67		$16.01
Investment operations:
Net investment income (loss) (A)	0.13	0.15	0.16	0.06		(0.03)
Net realized and unrealized gain (loss)	1.02	6.04	2.78	(0.65)		4.80
Total investment operations	1.15	6.19	2.94	(0.59)		4.77
Distributions:
Net investment income	(0.15)	(0.06)	(0.06)	(0.01)		(0.11)
Net realized gains	(2.03)	(0.04)	(5.73)	—		—
Total distributions	(2.18)	(0.10)	(5.79)	(0.01)		(0.11)
Net asset value, end of year	$22.28	$23.31	$17.22	$20.07		$20.67
Total return (B)	4.93%	36.04%	16.04%	(2.86)%		30.05%
Ratio and supplemental data:
Net assets end of year (000’s)	$175,537	$167,607	$78,008	$70,318		$61,569
Expenses to average net assets
After (waiver/reimbursement) recapture	1.10%	1.11%	1.14%	1.14%		1.11%
Before (waiver/reimbursement) recapture	1.10%	1.11%	1.14%	1.15%		1.11%
Net investment income (loss) to average net assets	0.58%	0.71%	0.83%	0.29%		(0.15)%
Portfolio turnover rate	95%	106%	76%	174	%(C)	62%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Systematic Small/Mid Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2014

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2014 of $217,594 are included in Net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REIT”): Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs owned at December 31, 2014, if any, are identified in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least

Transamerica Series Trust	Annual Report 2014

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA,

Transamerica Series Trust	Annual Report 2014

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2014:

	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Growth VP	$15,277,156	1.77%
Transamerica Asset Allocation – Moderate Growth VP	160,694,538	18.64
Transamerica Asset Allocation – Moderate VP	89,599,187	10.39
Transamerica Madison Balanced Allocation VP	4,751,346	0.55
Transamerica Madison Conservative Allocation VP	1,491,461	0.17
Transamerica Voya Balanced Allocation VP	238,419	0.03
Transamerica Voya Moderate Growth Allocation VP	126,735	0.02
Total	$272,178,842	31.57%

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $500 million	0.80%
Over $500 million	0.75%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.89%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2014

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$836,385,789	$—	$913,194,100	$—

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, passive foreign investment companies, and foreign currency transactions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to foreign currency gains and losses and passive foreign investment companies. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (distributions in excess of) net investment income (loss)	452,544
Accumulated net realized gain (loss)	(452,544)

Transamerica Series Trust	Annual Report 2014

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$35,319,492
Long-Term Capital Gain	47,157,046
2013 Distributions paid from:
Ordinary Income	$3,573,417
Long-Term Capital Gain	1,247,109

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$35,863,852
Undistributed Long-Term Capital Gain	65,494,759
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	87,937,593

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. REORGANIZATION

On May 1, 2013, Transamerica Systematic Small/Mid Cap Value VP acquired all of the net assets of Transamerica Third Avenue Value VP pursuant to a Plan of Reorganization. Transamerica Systematic Small/Mid Cap Value VP is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 8,201,514 shares of Transamerica Systematic Small/Mid Cap Value VP for 13,109,458 shares of Transamerica Third Avenue Value VP outstanding on May 1, 2013. Transamerica Third Avenue Value VP’s net assets at that date, $161,714,795, including $26,972,616 unrealized appreciation, were combined with those of Transamerica Systematic Small/Mid Cap Value VP. The aggregate net assets of Transamerica Systematic Small/Mid Cap Value VP immediately before the acquisition were $557,990,835; the combined net assets of Transamerica Systematic Small/Mid Cap Value VP immediately after the acquisition were $719,705,630. In the acquisition, Transamerica Systematic Small/Mid Cap Value VP retained certain capital loss carryforwards from Transamerica Third Avenue Value VP in the amount of $17,146,743. The Portfolio could be subject to loss limitation rules. Shares issued with the acquisition were as follows:

Transamerica Third Avenue Value VP

Class	Shares	Amount
Initial	7,437,084	$146,844,487
Service	764,430	14,870,308

Transamerica Series Trust	Annual Report 2014

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 7. (continued)

The exchange ratio of the reorganization for the Portfolio is as follows (Transamerica Systematic Small/Mid Cap Value VP shares issuable/ Transamerica Third Avenue Value VP shares outstanding on May 1, 2013):

Transamerica Third Avenue Value VP

Class	Exchange Ratio
Initial	0.62
Service	0.63

Transamerica Series Trust	Annual Report 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Systematic Small/Mid Cap Value VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Systematic Small/Mid Cap Value VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Systematic Small/Mid Cap Value VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Systematic Small/Mid Cap Value VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $47,157,046 for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica T. Rowe Price Small Cap VP

(unaudited)

MARKET ENVIRONMENT

Major U.S. equity indices generated positive returns in 2014. Falling long-term interest rates, solid employment growth, favorable corporate earnings, and expanded stimulus measures by major non-U.S. central banks were supportive. Stagnant global growth, heightened geopolitical tensions due to U.S. and European Union sanctions against Russia for its actions in Ukraine, and unrest in the Middle East periodically weighed on stock prices, as did concerns that the U.S. Federal Reserve would soon start raising short-term interest rates. However, interest rate reductions in the eurozone and expectations that the European Central Bank could start buying sovereign debt, as well as aggressive monetary easing in Japan, boosted investor sentiment. A sharp decline in the price of oil was another positive factor for U.S. consumers and oil-importing nations but contributed to steep declines in currencies and assets of major oil-producing and - exporting countries. Large-cap stocks generated good returns and outpaced mid- and small-caps. As measured by various Russell indexes, value stocks outperformed growth among large- and mid-caps, while the opposite was true for small-cap shares.

PERFORMANCE

For the year ended December 31, 2014, Transamerica T. Rowe Price Small Cap VP, Initial Class returned 6.55%. By comparison, its benchmark, the MSCI U.S. Small Cap Growth Index, returned 4.69%.

STRATEGY REVIEW

The Portfolio seeks to outperform its benchmark by owning a large number of attractive stocks instead of making large investments in a small number of stocks.

During the year, the Portfolio outperformed its benchmark, the MSCI U.S. Small Cap Growth Index, driven by stock selection, particularly in the consumer discretionary, material, and industrial and business services sectors. In consumer discretionary, the Portfolio benefited from Hanesbrands, Inc. and Denny’s Corp. Hanesbrands, Inc. manufactures and sells basic and athletic apparel under market-leading brands such as Hanes, Playtex, and Champion. Despite a challenging retail environment, the company grew margins due in part to cost savings realized from its DBApparel acquisition. Denny’s Corp. is a nationally-recognized brand in the highly-fragmented family dining restaurant segment, with a majority of its operations in California, Florida and Texas. In the fourth quarter of 2014, the company’s revenues improved on increased traffic at remodeled, company-owned restaurants.

Performance in the materials topped its index counterpart, helped by investments in NewMarket Corp. and Berry Plastics Group, Inc. NewMarket Corp. is one of the world’s largest producers of petroleum additives, which are used as lubricants in motor oils. Earlier in the year, the firm reported solid earnings, driven by increased shipments in European and Asian markets. Berry Plastics Group, Inc. manufactures rigid and flexible plastic packaging products, generating most revenues from the food and beverage markets in the U.S.

Old Dominion Freight Line, Inc. was a top contributor to performance in the Portfolio’s industrial and business services sector. The trucking company focuses on small freight and regional and national delivery, while also providing logistics services. An improving U.S. manufacturing environment helped the company beat estimates in 2014 helped by revenues that were up on increased volumes.

The financial sector was the only notable area of underperformance relative to the index. Altisource Portfolio Solutions SA (no longer held at year end) was a significant detractor. The company provides mortgage real estate services throughout a mortgage’s lifecycle from origination through real estate asset management. Earnings fell during the year as revenues from the company’s largest client decreased, and the company experienced difficulty further diversifying its client base. The company was sold from the Portfolio.

Sudhir Nanda, CFA

Portfolio Manager

T. Rowe Price Associates, Inc.

Transamerica Series Trust	Annual Report 2014

Transamerica T. Rowe Price Small Cap VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	6.55%	19.41%	10.43%	05/03/1999
MSCI U.S. Small Cap Growth Index (A)	4.69%	18.02%	10.03%
Service Class	6.24%	19.11%	10.15%	05/01/2003

(A) The MSCI U.S. Small Cap Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on 10 years. You cannot invest directly in an index. The MSCI U.S. Small Cap Growth Index is comprised of the growth companies of the MSCI U.S. Small Cap 1750 Index, which represents around 1,750 small capitalization companies in the U.S. equity market.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica T. Rowe Price Small Cap VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,037.80	$4.21	$1,021.10	$4.18	0.82%
Service Class	1,000.00	1,036.20	5.49	1,019.80	5.45	1.07

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	99.2%
Securities Lending Collateral	21.2
Repurchase Agreement	0.8
Net Other Assets (Liabilities)	(21.2)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
COMMON STOCKS - 99.2%
Aerospace & Defense - 2.4%
Esterline Technologies Corp. (A)	17,200	$ 1,886,496
GenCorp, Inc. (A) (B)	53,100	971,730
HEICO Corp., Class A	64,181	3,039,612
Hexcel Corp. (A)	47,500	1,970,775
Teledyne Technologies, Inc. (A)	41,200	4,232,888
TransDigm Group, Inc.	12,300	2,415,105

		14,516,606

Airlines - 0.9%
Allegiant Travel Co., Class A (B)	10,500	1,578,465
Spirit Airlines, Inc. (A)	52,300	3,952,834

		5,531,299

Auto Components - 0.4%
Tenneco, Inc. (A)	43,100	2,439,891

Banks - 1.3%
Signature Bank (A)	29,000	3,652,840
SVB Financial Group (A)	21,100	2,449,077
Texas Capital Bancshares, Inc. (A)	33,600	1,825,488

		7,927,405

Beverages - 0.9%
Boston Beer Co., Inc., Class A (A) (B)	18,300	5,298,582

Biotechnology - 8.8%
ACADIA Pharmaceuticals, Inc. (A) (B)	52,300	1,660,525
Acceleron Pharma, Inc. (A) (B)	24,100	938,936
Acorda Therapeutics, Inc. (A)	18,700	764,269
Alkermes PLC (A)	65,000	3,806,400
Alnylam Pharmaceuticals, Inc. (A)	25,700	2,492,900
AMAG Pharmaceuticals, Inc. (A) (B)	19,800	843,876
BioMarin Pharmaceutical, Inc. (A)	30,400	2,748,160
Bluebird Bio, Inc. (A)	12,000	1,100,640
Cepheid (A) (B)	36,000	1,949,040
Clovis Oncology, Inc. (A) (B)	7,000	392,000
Cubist Pharmaceuticals, Inc. (A)	42,100	4,237,365
Exelixis, Inc. (A) (B)	130,500	187,920
Incyte Corp. (A)	73,600	5,380,896
Intercept Pharmaceuticals, Inc. (A) (B)	5,900	920,400
Isis Pharmaceuticals, Inc. (A) (B)	55,700	3,438,918
Ligand Pharmaceuticals, Inc., Class B (A) (B)	17,100	909,891
Medivation, Inc. (A)	12,200	1,215,242
Neurocrine Biosciences, Inc. (A)	74,600	1,666,564
Novavax, Inc. (A) (B)	134,900	799,957
NPS Pharmaceuticals, Inc. (A)	63,800	2,282,126
Ophthotech Corp. (A)	10,200	457,674
OPKO Health, Inc. (A) (B)	99,800	997,002
Pharmacyclics, Inc. (A) (B)	25,500	3,117,630
Prothena Corp. PLC (A) (B)	23,000	477,480
Puma Biotechnology, Inc. (A) (B)	22,400	4,239,648
Receptos, Inc. (A)	4,800	588,048
Seattle Genetics, Inc. (A) (B)	37,200	1,195,236
Sunesis Pharmaceuticals, Inc. (A)	37,900	96,645
Synageva BioPharma Corp. (A) (B)	8,800	816,552
United Therapeutics Corp. (A)	29,000	3,755,210

		53,477,150

Building Products - 0.7%
AAON, Inc.	75,350	1,687,086
Lennox International, Inc. (B)	25,500	2,424,285

		4,111,371

	Shares	Value
COMMON STOCKS (continued)
Capital Markets - 2.0%
Affiliated Managers Group, Inc. (A)	10,400	$ 2,207,296
E*TRADE Financial Corp. (A)	166,760	4,044,764
Financial Engines, Inc. (B)	43,200	1,578,960
Virtus Investment Partners, Inc.	7,300	1,244,577
Waddell & Reed Financial, Inc., Class A	68,600	3,417,652

		12,493,249

Chemicals - 2.0%
NewMarket Corp. (B)	11,100	4,479,183
PolyOne Corp.	93,300	3,537,003
Stepan Co.	31,200	1,250,496
WR Grace & Co. (A)	28,300	2,699,537

		11,966,219

Commercial Services & Supplies - 1.7%
Civeo Corp. (A)	46,500	191,115
Clean Harbors, Inc. (A) (B)	41,500	1,994,075
Healthcare Services Group, Inc. (B)	56,900	1,759,917
Rollins, Inc.	67,350	2,229,285
Team, Inc. (A)	29,300	1,185,478
US Ecology, Inc. (B)	36,700	1,472,404
Waste Connections, Inc.	41,187	1,811,816

		10,644,090

Communications Equipment - 2.1%
ADTRAN, Inc.	13,900	303,020
ARRIS Group, Inc. (A)	55,500	1,675,545
Aruba Networks, Inc. (A)	68,600	1,247,148
EchoStar Corp., Class A (A)	43,400	2,278,500
JDS Uniphase Corp. (A)	118,200	1,621,704
Plantronics, Inc.	39,000	2,067,780
Polycom, Inc. (A)	57,824	780,624
Riverbed Technology, Inc. (A)	93,762	1,913,682
Ubiquiti Networks, Inc. (B)	28,800	853,632

		12,741,635

Consumer Finance - 0.6%
PRA Group, Inc. (A) (B)	56,600	3,278,838
World Acceptance Corp. (A) (B)	3,000	238,350

		3,517,188

Containers & Packaging - 1.4%
Berry Plastics Group, Inc. (A)	111,800	3,527,290
Graphic Packaging Holding Co. (A)	270,000	3,677,400
Rock-Tenn Co., Class A	21,900	1,335,462

		8,540,152

Distributors - 0.6%
LKQ Corp. (A)	34,100	958,892
Pool Corp.	38,700	2,455,128

		3,414,020

Diversified Consumer Services - 0.8%
Ascent Capital Group, Inc., Class A (A) (B)	22,000	1,164,460
Capella Education Co.	19,800	1,523,808
Sotheby’s, Class A (B)	43,900	1,895,602
Steiner Leisure, Ltd., Class A (A)	4,400	203,324

		4,787,194

Diversified Financial Services - 1.3%
CBOE Holdings, Inc.	54,800	3,475,416
MarketAxess Holdings, Inc.	42,800	3,069,188
MSCI, Inc., Class A	27,788	1,318,263

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Diversified Financial Services (continued)
NewStar Financial, Inc. (A) (B)	26,900	$ 344,320

		8,207,187

Diversified Telecommunication Services - 0.2%
Level 3 Communications, Inc. (A)	30,660	1,513,991

Electrical Equipment - 1.0%
Acuity Brands, Inc.	26,000	3,641,820
Generac Holdings, Inc. (A) (B)	50,000	2,338,000

		5,979,820

Electronic Equipment, Instruments & Components - 2.2%
Anixter International, Inc. (A)	41,500	3,671,090
Cognex Corp. (A)	74,700	3,087,351
Coherent, Inc. (A)	35,000	2,125,200
FARO Technologies, Inc. (A)	12,500	783,500
FEI Co.	45,200	4,083,820

		13,750,961

Energy Equipment & Services - 1.2%
Atwood Oceanics, Inc. (A)	26,500	751,805
Core Laboratories NV	10,900	1,311,706
Dril-Quip, Inc., Class A (A)	25,700	1,971,961
Oceaneering International, Inc.	22,800	1,340,868
Oil States International, Inc. (A)	18,600	909,540
Tesco Corp., Class B	63,600	815,352
Unit Corp. (A)	11,400	388,740

		7,489,972

Food & Staples Retailing - 0.8%
Rite Aid Corp. (A)	696,400	5,236,928

Food Products - 1.6%
J&J Snack Foods Corp.	45,300	4,927,281
TreeHouse Foods, Inc. (A)	53,700	4,592,961

		9,520,242

Health Care Equipment & Supplies - 3.9%
Align Technology, Inc. (A)	62,300	3,483,193
Cooper Cos., Inc.	17,700	2,868,993
DexCom, Inc. (A)	51,000	2,807,550
Halyard Health, Inc. (A)	32,200	1,464,134
HeartWare International, Inc. (A) (B)	7,000	514,010
ICU Medical, Inc., Class B (A)	17,900	1,466,010
IDEXX Laboratories, Inc. (A) (B)	19,000	2,817,130
Masimo Corp. (A)	25,800	679,572
Sirona Dental Systems, Inc. (A)	45,300	3,957,861
Thoratec Corp. (A)	33,800	1,097,148
West Pharmaceutical Services, Inc.	51,500	2,741,860

		23,897,461

Health Care Providers & Services - 3.5%
Air Methods Corp. (A) (B)	50,800	2,236,724
Centene Corp. (A)	36,600	3,800,910
Chemed Corp. (B)	7,900	834,793
Corvel Corp. (A)	43,500	1,619,070
HealthSouth Corp.	56,600	2,176,836
MEDNAX, Inc. (A)	36,900	2,439,459
MWI Veterinary Supply, Inc., Class A (A)	16,500	2,803,515
Team Health Holdings, Inc. (A)	64,000	3,681,920
WellCare Health Plans, Inc. (A)	21,800	1,788,908

		21,382,135

	Shares	Value
COMMON STOCKS (continued)
Health Care Technology - 0.2%
athenahealth, Inc. (A) (B)	7,200	$ 1,049,040

Hotels, Restaurants & Leisure - 5.6%
Brinker International, Inc.	62,300	3,656,387
Buffalo Wild Wings, Inc. (A) (B)	15,100	2,723,738
Cheesecake Factory, Inc.	29,400	1,479,114
Choice Hotels International, Inc. (B)	48,000	2,688,960
Denny’s Corp. (A)	309,100	3,186,821
Domino’s Pizza, Inc.	53,200	5,009,844
Jack in the Box, Inc.	31,200	2,494,752
Marriott Vacations Worldwide Corp.	50,300	3,749,362
Red Robin Gourmet Burgers, Inc. (A)	26,000	2,001,350
Six Flags Entertainment Corp.	69,900	3,016,185
Vail Resorts, Inc.	47,100	4,292,223

		34,298,736

Household Durables - 0.7%
Helen of Troy, Ltd. (A)	49,900	3,246,494
iRobot Corp. (A) (B)	29,800	1,034,656

		4,281,150

Insurance - 0.3%
AmTrust Financial Services, Inc. (B)	34,083	1,917,169

Internet & Catalog Retail - 1.7%
HSN, Inc.	55,000	4,180,000
Liberty TripAdvisor Holdings, Inc., Class A (A)	64,500	1,735,050
Liberty Ventures, Series A (A)	73,300	2,764,876
Shutterfly, Inc. (A) (B)	38,600	1,609,427

		10,289,353

Internet Software & Services - 2.5%
comScore, Inc. (A)	14,500	673,235
Cornerstone OnDemand, Inc., Class A (A) (B)	38,700	1,362,240
CoStar Group, Inc. (A)	17,900	3,286,977
Envestnet, Inc. (A)	49,400	2,427,516
j2 Global, Inc. (B)	29,900	1,853,800
MercadoLibre, Inc. (B)	19,000	2,425,730
Perficient, Inc. (A)	54,700	1,019,061
WebMD Health Corp., Class A (A) (B)	56,700	2,242,485

		15,291,044

IT Services - 6.0%
Blackhawk Network Holdings, Inc., Class B (A)	35,000	1,319,150
Cardtronics, Inc. (A)	69,400	2,677,452
CoreLogic, Inc. (A)	99,700	3,149,523
DST Systems, Inc.	23,800	2,240,770
Euronet Worldwide, Inc. (A) (B)	62,000	3,403,800
Gartner, Inc. (A)	55,300	4,656,813
Heartland Payment Systems, Inc. (B)	66,120	3,567,174
Jack Henry & Associates, Inc.	41,200	2,560,168
MAXIMUS, Inc., Class A	114,200	6,262,728
TeleTech Holdings, Inc. (A)	22,600	535,168
Unisys Corp. (A)	33,590	990,233
VeriFone Systems, Inc. (A) (B)	36,700	1,365,240
WEX, Inc. (A)	42,300	4,184,316

		36,912,535

Leisure Products - 1.0%
Brunswick Corp., Class B	52,200	2,675,772
Polaris Industries, Inc. (B)	22,500	3,402,900

		6,078,672

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services - 1.0%
Bio-Rad Laboratories, Inc., Class A (A)	9,000	$ 1,085,040
Bruker Corp. (A)	57,000	1,118,340
Mettler-Toledo International, Inc. (A)	4,600	1,391,316
PAREXEL International Corp. (A) (B)	46,800	2,600,208

		6,194,904

Machinery - 6.3%
Actuant Corp., Class A	52,400	1,427,376
Chart Industries, Inc. (A)	20,200	690,840
Graco, Inc., Class A	37,500	3,006,750
Hyster-Yale Materials Handling, Inc.	15,400	1,127,280
IDEX Corp.	32,100	2,498,664
John Bean Technologies Corp.	67,100	2,204,906
Lincoln Electric Holdings, Inc.	42,100	2,908,689
Middleby Corp. (A)	63,000	6,243,300
Nordson Corp. (B)	40,000	3,118,400
Standex International Corp.	13,400	1,035,284
Sun Hydraulics Corp. (B)	27,000	1,063,260
Toro Co.	68,500	4,370,985
Valmont Industries, Inc. (B)	20,600	2,616,200
Wabtec Corp.	55,300	4,805,017
Woodward, Inc.	32,100	1,580,283

		38,697,234

Marine - 0.5%
Kirby Corp. (A)	37,800	3,051,972

Media - 1.1%
John Wiley & Sons, Inc., Class A	9,600	568,704
Live Nation Entertainment, Inc. (A)	145,000	3,785,950
Starz, Class A (A) (B)	71,100	2,111,670

		6,466,324

Metals & Mining - 0.7%
Compass Minerals International, Inc.	13,300	1,154,839
Stillwater Mining Co. (A)	76,000	1,120,240
Worthington Industries, Inc.	58,300	1,754,247

		4,029,326

Multiline Retail - 0.2%
Big Lots, Inc. (B)	31,700	1,268,634

Oil, Gas & Consumable Fuels - 2.4%
Bonanza Creek Energy, Inc. (A)	16,000	384,000
Carrizo Oil & Gas, Inc. (A)	30,200	1,256,320
Clayton Williams Energy, Inc. (A)	15,500	988,900
Contango Oil & Gas Co., Class A (A)	30,200	883,048
Diamondback Energy, Inc. (A)	33,300	1,990,674
Gran Tierra Energy, Inc. (A)	94,160	362,516
Oasis Petroleum, Inc. (A) (B)	55,200	913,008
Rosetta Resources, Inc. (A)	13,200	294,492
SemGroup Corp., Class A	49,600	3,392,144
SM Energy Co.	18,900	729,162
Stone Energy Corp. (A) (B)	49,900	842,312
Targa Resources Corp.	23,000	2,439,150

		14,475,726

Paper & Forest Products - 0.7%
Clearwater Paper Corp. (A)	22,900	1,569,795
KapStone Paper and Packaging Corp.	101,300	2,969,103

		4,538,898

	Shares	Value
COMMON STOCKS (continued)
Personal Products - 0.2%
Nu Skin Enterprises, Inc., Class A (B)	28,900	$ 1,262,930

Pharmaceuticals - 3.4%
Akorn, Inc., Class A (A) (B)	64,900	2,349,380
Auxilium Pharmaceuticals, Inc. (A) (B)	25,700	883,695
Avanir Pharmaceuticals, Inc., Class A (A)	161,700	2,740,815
Jazz Pharmaceuticals PLC (A) (B)	8,000	1,309,840
Mallinckrodt PLC (A) (B)	17,895	1,772,142
Medicines Co. (A)	32,200	890,974
Nektar Therapeutics (A) (B)	54,100	838,550
Pacira Pharmaceuticals, Inc. (A) (B)	24,200	2,145,572
Phibro Animal Health Corp., Class A	20,600	649,930
Prestige Brands Holdings, Inc. (A)	80,500	2,794,960
Salix Pharmaceuticals, Ltd. (A) (B)	32,400	3,724,056
Theravance Biopharma, Inc. (A)	9,884	147,469
Theravance, Inc., Class A (B)	30,800	435,820
ZS Pharma, Inc. (A) (B)	500	20,785

		20,703,988

Professional Services - 1.2%
Advisory Board Co. (A)	28,100	1,376,338
Dun & Bradstreet Corp.	12,000	1,451,520
Exponent, Inc.	18,100	1,493,250
Huron Consulting Group, Inc. (A)	40,267	2,753,860

		7,074,968

Real Estate Investment Trusts - 1.5%
Equity Lifestyle Properties, Inc.	55,200	2,845,560
FelCor Lodging Trust, Inc.	194,600	2,105,572
Strategic Hotels & Resorts, Inc. (A)	212,200	2,807,406
Taubman Centers, Inc.	15,500	1,184,510

		8,943,048

Real Estate Management & Development - 0.8%
Forest City Enterprises, Inc., Class A (A)	64,100	1,365,330
Jones Lang LaSalle, Inc.	7,600	1,139,468
Kennedy-Wilson Holdings, Inc.	89,600	2,266,880

		4,771,678

Road & Rail - 2.5%
AMERCO	11,000	3,126,860
Avis Budget Group, Inc. (A)	58,000	3,847,140
Landstar System, Inc. (B)	30,900	2,241,177
Old Dominion Freight Line, Inc. (A)	75,898	5,892,721

		15,107,898

Semiconductors & Semiconductor Equipment - 2.7%
Amkor Technology, Inc. (A)	44,700	317,370
Atmel Corp. (A)	267,200	2,243,144
Cabot Microelectronics Corp., Class A (A)	23,900	1,130,948
Cavium, Inc. (A) (B)	47,900	2,961,178
Diodes, Inc. (A)	44,900	1,237,893
Microsemi Corp. (A)	64,600	1,833,348
Semtech Corp. (A)	47,600	1,312,332
Silicon Laboratories, Inc. (A)	20,800	990,496
Synaptics, Inc. (A)	44,900	3,090,916
Teradyne, Inc.	85,800	1,697,982

		16,815,607

Software - 7.4%
Advent Software, Inc. (B)	48,500	1,486,040
Aspen Technology, Inc. (A)	92,900	3,253,358

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Software (continued)
CommVault Systems, Inc. (A)	42,400	$ 2,191,656
Computer Modelling Group, Ltd.	131,200	1,348,363
FactSet Research Systems, Inc. (B)	19,250	2,709,437
Fortinet, Inc. (A)	86,500	2,652,090
Informatica Corp. (A)	51,300	1,956,326
Manhattan Associates, Inc. (A)	88,700	3,611,864
Monotype Imaging Holdings, Inc.	57,200	1,649,076
Netscout Systems, Inc. (A) (B)	56,600	2,068,164
Pegasystems, Inc.	74,200	1,541,134
Proofpoint, Inc. (A) (B)	37,400	1,803,802
PTC, Inc. (A)	83,900	3,074,935
SolarWinds, Inc. (A)	46,000	2,292,180
Solera Holdings, Inc.	11,100	568,098
SS&C Technologies Holdings, Inc.	56,400	3,298,836
Tyler Technologies, Inc. (A)	52,000	5,690,880
Ultimate Software Group, Inc. (A) (B)	28,600	4,198,909

		45,395,148

Specialty Retail - 3.0%
Aaron’s, Inc.	38,650	1,181,530
Ascena Retail Group, Inc., Class B (A)	27,800	349,168
Buckle, Inc. (B)	24,900	1,307,748
Chico’s FAS, Inc.	83,400	1,351,914
Children’s Place, Inc. (B)	15,500	883,500
DSW, Inc., Class A	31,100	1,160,030
Guess?, Inc.	7,800	164,424
Monro Muffler Brake, Inc. (B)	62,050	3,586,490
Murphy USA, Inc. (A)	41,500	2,857,690
Sally Beauty Holdings, Inc. (A)	101,900	3,132,406
Tractor Supply Co. (B)	28,300	2,230,606

		18,205,506

Technology Hardware, Storage & Peripherals - 0.2%
3D Systems Corp. (A)	13,749	451,930
Stratasys, Ltd. (A) (B)	8,800	731,368

		1,183,298

Textiles, Apparel & Luxury Goods - 2.2%
Deckers Outdoor Corp. (A) (B)	23,900	2,175,856
Fossil Group, Inc. (A)	10,212	1,130,877

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
Hanesbrands, Inc.	54,300	$ 6,060,966
Iconix Brand Group, Inc. (A) (B)	55,500	1,875,345
Steven Madden, Ltd., Class B (A)	75,300	2,396,799

		13,639,843

Thrifts & Mortgage Finance - 0.7%
MGIC Investment Corp. (A) (B)	216,000	2,013,120
Radian Group, Inc. (B)	140,700	2,352,504

		4,365,624

Trading Companies & Distributors - 0.2%
Beacon Roofing Supply, Inc. (A)	45,100	1,253,780

Total Common Stocks (Cost $441,956,875)		605,948,781

SECURITIES LENDING COLLATERAL - 21.2%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (C)	129,198,116	129,198,116

Total Securities Lending Collateral (Cost $129,198,116)		129,198,116

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2014, to be repurchased at $4,630,729 on 01/02/2015. Collateralized by U.S. Government Agency Obligations, 3.00% - 3.50%, due 07/25/2037 - 11/25/2038, and with a total value of $4,726,718.	$ 4,630,727	4,630,727

Total Repurchase Agreement (Cost $4,630,727)		4,630,727

Total Investments (Cost $575,785,718) (D)		739,777,624
Net Other Assets (Liabilities) - (21.2)%		(129,180,881)

Net Assets - 100.0%		$ 610,596,743

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Common Stocks	$605,948,781	$—	$—	$605,948,781
Securities Lending Collateral	129,198,116	—	—	129,198,116
Repurchase Agreement	—	4,630,727	—	4,630,727

Total Investments	$735,146,897	$4,630,727	$—	$739,777,624

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The value of all securities on loan is $126,303,621. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2014.
(D)	Aggregate cost for federal income tax purposes is $576,536,591. Aggregate gross unrealized appreciation and depreciation for all securities is $179,672,756 and $16,431,723, respectively. Net unrealized appreciation for tax purposes is $163,241,033.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $571,154,991) (including securities loaned of $126,303,621)	$735,146,897
Repurchase agreement, at value (cost $4,630,727)	4,630,727
Foreign currency, at value (cost $9,660)	9,599
Receivables:
Shares sold	284,675
Investments sold	282,942
Interest	1
Dividends	247,400
Net income from securities lending	91,523
Prepaid expenses	3,229

Total assets	740,696,993

Liabilities:
Payables and other liabilities:
Shares redeemed	101,990
Investments purchased	267,517
Investment advisory fees	410,008
Distribution and service fees	38,380
Administration fees	13,667
Transfer agent fees	1,477
Trustees fees	212
Audit and tax fees	15,046
Custody fees	4,149
Legal fees	15
Printing and shareholder reports fees	48,688
Other	985
Collateral for securities on loan	129,198,116

Total liabilities	130,100,250

Net assets	$610,596,743

Net assets consist of:
Capital stock ($0.01 par value)	$419,967
Additional paid-in capital	395,819,392
Accumulated net realized gain (loss)	50,365,540
Net unrealized appreciation (depreciation) on:
Investments	163,991,906
Translation of assets and liabilities denominated in foreign currencies	(62)

Net assets	$610,596,743

Net assets by class:
Initial Class	$438,252,781
Service Class	172,343,962

Shares outstanding:
Initial Class	29,845,199
Service Class	12,151,483

Net asset value and offering price per share:
Initial Class	$14.68
Service Class	14.18

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $11,938)	$3,601,035
Interest income	343
Net income from securities lending	681,092

Total investment income	4,282,470

Expenses:
Investment advisory fees	4,415,370
Distribution and service fees:
Service Class	376,474
Administration fees	147,179
Transfer agent fees	8,967
Trustees fees	22,027
Audit and tax fees	22,180
Custody fees	79,728
Legal fees	34,365
Printing and shareholder reports fees	51,975
Other	31,463

Total expenses	5,189,728

Net investment income (loss)	(907,258)

Net realized gain (loss) on:
Investments	52,577,382
Foreign currency transactions	(1,208)

Net realized gain (loss)	52,576,174

Net change in unrealized appreciation (depreciation) on:
Investments	(15,940,874)
Translation of assets and liabilities denominated in foreign currencies	181

Net change in unrealized appreciation (depreciation)	(15,940,693)

Net realized and change in unrealized gain (loss)	36,635,481

Net increase (decrease) in net assets resulting from operations	$35,728,223

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$(907,258)	$(875,171)
Net realized gain (loss)	52,576,174	20,408,409
Net change in unrealized appreciation (depreciation)	(15,940,693)	142,238,554
Net increase (decrease) in net assets resulting from operations	35,728,223	161,771,792

Distributions to shareholders:
Net investment income:
Initial Class	—	(283,796)
Service Class	—	—
Total distributions from net investment income	—	(283,796)
Net realized gains:
Initial Class	(14,326,688)	(16,430,643)
Service Class	(5,240,091)	(4,771,198)
Total distributions from net realized gains	(19,566,779)	(21,201,841)
Total distributions to shareholders	(19,566,779)	(21,485,637)

Capital share transactions:
Proceeds from shares sold:
Initial Class	59,929,843	204,468,114
Service Class	39,722,283	51,489,510
	99,652,126	255,957,624
Dividends and distributions reinvested:
Initial Class	14,326,688	16,714,439
Service Class	5,240,091	4,771,198
	19,566,779	21,485,637
Cost of shares redeemed:
Initial Class	(106,985,095)	(34,684,665)
Service Class	(18,696,407)	(20,981,224)
	(125,681,502)	(55,665,889)
Net increase (decrease) in net assets resulting from capital share transactions	(6,462,597)	221,777,372
Net increase (decrease) in net assets	9,698,847	362,063,527

Net assets:
Beginning of year	600,897,896	238,834,369
End of year	$610,596,743	$600,897,896
Undistributed (distributions in excess of) net investment income (loss)	$—	$(11)

Capital share transactions - shares:
Shares issued:
Initial Class	4,169,452	17,733,802
Service Class	2,886,579	4,314,613
	7,056,031	22,048,415
Shares reinvested:
Initial Class	1,016,077	1,339,298
Service Class	384,453	393,988
	1,400,530	1,733,286
Shares redeemed:
Initial Class	(7,571,730)	(2,862,374)
Service Class	(1,391,102)	(1,776,840)
	(8,962,832)	(4,639,214)

Net increase (decrease) in shares outstanding:
Initial Class	(2,386,201)	16,210,726
Service Class	1,879,930	2,931,761
	(506,271)	19,142,487

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica T. Rowe Price Small Cap VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$14.24	$10.31	$9.61	$9.45	$7.03
Investment operations:
Net investment income (loss) (A)	(0.01)	(0.02)	0.02	(0.04)	(0.01)
Net realized and unrealized gain (loss)	0.92	4.49	1.46	0.20	2.43
Total investment operations	0.91	4.47	1.48	0.16	2.42
Distributions:
Net investment income	—	(0.01)	—	—	—
Net realized gains	(0.47)	(0.53)	(0.78)	—	—
Total distributions	(0.47)	(0.54)	(0.78)	—	—
Net asset value, end of year	$14.68	$14.24	$10.31	$9.61	$9.45
Total return (B)	6.55%	44.07%	15.69%	1.69%	34.42%
Ratio and supplemental data:
Net assets end of year (000’s)	$438,253	$459,083	$165,231	$151,443	$166,206
Expenses to average net assets	0.82%	0.82%	0.85%	0.84%	0.84%
Net investment income (loss) to average net assets	(0.09)%	(0.13)%	0.18%	(0.42)%	(0.12)%
Portfolio turnover rate	21%	17%	33%	35%	34%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013	December 31, 2012		December 31, 2011	December 31, 2010
Net asset value, beginning of year	$13.81	$10.03	$9.39		$9.25	$6.90
Investment operations:
Net investment income (loss) (A)	(0.05)	(0.05)	—	(B)	(0.06)	(0.02)
Net realized and unrealized gain (loss)	0.89	4.36	1.42		0.20	2.37
Total investment operations	0.84	4.31	1.42		0.14	2.35
Distributions:
Net realized gains	(0.47)	(0.53)	(0.78)		—	—
Net asset value, end of year	$14.18	$13.81	$10.03		$9.39	$9.25
Total return (C)	6.24%	43.70%	15.41%		1.51%	34.06%
Ratio and supplemental data:
Net assets end of year (000’s)	$172,344	$141,815	$73,603		$50,137	$34,204
Expenses to average net assets	1.07%	1.07%	1.10%		1.09%	1.09%
Net investment income (loss) to average net assets	(0.34)%	(0.39)%	(0.02)%		(0.67)%	(0.32)%
Portfolio turnover rate	21%	17%	33%		35%	34%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica T. Rowe Price Small Cap VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2014

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2014 of $2,970 are included in Net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REIT”): Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs owned at December 31, 2014, if any, are identified in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least

Transamerica Series Trust	Annual Report 2014

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA,

Transamerica Series Trust	Annual Report 2014

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2014:

	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Growth VP	$30,765,234	5.04%
Transamerica Asset Allocation – Moderate Growth VP	175,813,226	28.79
Transamerica Asset Allocation – Moderate VP	851,687	0.14
Transamerica Voya Moderate Growth Allocation VP	190,133	0.03
Total	$207,620,280	34.00%

Investment advisory fees: The Portfolio pays management fees to TAM at an annual fee of 0.75% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit (A)	Maximum Operating Expense Limit Effective Through
0.93%	May 1, 2015

(A)	Prior to May 1, 2014, the expense limit was 1.00%.

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Transamerica Series Trust	Annual Report 2014

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$125,145,630	$—	$146,068,919	$—

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, passive foreign investment companies, and foreign currency transactions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to foreign currency gains and losses, net operating losses and real estate investment trust distribution reclasses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(7,766)
Undistributed (distributions in excess of) net investment income (loss)	907,269
Accumulated net realized gain (loss)	(899,503)

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$—
Long-Term Capital Gain	19,566,779
2013 Distributions paid from:
Ordinary Income	$2,199,452
Long-Term Capital Gain	19,286,185

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$836,545
Undistributed Long-Term Capital Gain	50,279,868
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	163,240,971

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica T. Rowe Price Small Cap VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica T. Rowe Price Small Cap VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica T. Rowe Price Small Cap VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica T. Rowe Price Small Cap VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $19,566,779 for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica Torray Concentrated Growth VP

(formerly, Transamerica BNP Paribas Large Cap Growth VP)

(unaudited)

MARKET ENVIRONMENT

A strong finish to the year masked an increasingly volatile market tested by divergent global economic trends, evolving central bank policies, sporadic geopolitical conflicts and a collapse in oil prices. Despite these challenges, the U.S. provided economic leadership with two consecutive quarters of 4.5%-5.0% gross domestic product growth, a surge in job growth, low interest rates and benign inflation. This was sufficient to secure a sixth consecutive year of equity gains - an impressive run by any measure.

As we look into the new year, we expect more of the same: positive economic momentum in the U.S. and higher price volatility, an environment in which selectivity and risk management should play an increasingly important role. Our return expectations are modest given the unlikely case for multiple expansion, the U.S. Federal Reserve tightening cycle and moderate earnings growth expectations of 6%-9%. These are conditions in which our disciplined growth strategy has historically performed well.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Torray Concentrated Growth VP, Initial Class returned 10.00%. By comparison, its primary and secondary benchmarks, the Russell 1000® Growth Index and the S&P 500®, and returned 13.05% and 13.69%, respectively.

STRATEGY REVIEW

Since Torray LLC assumed management on May 1, 2014 to period end, the Portfolio underperformed its benchmark, the Russell 1000® Growth Index. Individual detractors included Core Laboratories NV, FMC Corp., Class A and Roche Holding AG. Top contributors included BioMarin Pharmaceuticals, Inc., Apple, Inc. and Visa, Inc., Class A. On a relative basis, selections in health care and an overweight allocation in energy were the largest detractors, while security selection in information technology and consumer discretionary sectors made the largest contributions.

During the fourth quarter, two positions were purchased and two were sold. After underperforming the market by 22% in 2014, Google, Inc., Class A’s valuation declined from 22 times forward earnings to 16 times, matching the broad market. We believe this presented an attractive entry point and purchased shares. Google, Inc., Class A benefits from dominance in many innovative growth markets; the company enjoys 67% of PC-based search and 83% of mobile-based search, while 85% of smartphones use Google, Inc., Class A’s Android operating system. The company also owns the most popular video streaming site, YouTube. We don’t believe an industry leader with the ability to increase earnings at twice the rate of the market (15% vs. 8%) should trade at the same valuation. We expect Google, Inc., Class A’s high-quality assets will continue to provide steady growth and regain a premium multiple.

We also purchased shares of U.S. natural gas producer Cabot Oil & Gas Corp. following a 20% correction in its share price. We believe Cabot Oil & Gas Corp. enjoys a sustainable competitive advantage through its ownership of exceptional geology in the Marcellus Shale, the largest and fastest growing natural gas shale basin in the U.S. Cabot Oil & Gas Corp. is a low-cost producer positioned to benefit from increasing demand and improving pricing as a result of LNG exporting and coal-to-gas switching. Furthermore, infrastructure projects in the Northeast will permit the company to sell its product into premium markets. While the short-term outlook for oil and gas prices is uncertain, these secular changes will benefit the company over time.

We sold our position in Oracle Corp. primarily because we believe the company’s competitive advantages are declining as the evolution of cloud-based services reduces capital intensity and results in lower barriers to entry. Recent management changes also reduced our confidence in the company’s ability to successfully respond to these challenges. Shares of QUALCOMM, Inc. were also sold in the quarter. The company’s business model is dependent upon the judicial and regulatory bodies in its respective markets to protect intellectual property. Our decision to sell was based on our view that the regulatory environment in QUALCOMM, Inc.‘s most important foreign market, China, is untenable.

Nicholas C. Haffenreffer

Portfolio Manager

Torray LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Torray Concentrated Growth VP

(formerly, Transamerica BNP Paribas Large Cap Growth VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	10.00%	14.84%	8.29%	04/08/1991
Russell 1000® Growth Index (A)	13.05%	15.81%	8.49%
S&P 500® (A) (B)	13.69%	15.45%	7.67%
Service Class	9.75%	14.56%	8.03%	05/01/2003

(A) The Russell 1000® Growth Index and the S&P 500® are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on 10 years. You cannot invest directly in an index. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

(B) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2014

Transamerica Torray Concentrated Growth VP

(formerly, Transamerica BNP Paribas Large Cap Growth VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,048.10	$3.72	$1,021.60	$3.67	0.72%
Service Class	1,000.00	1,046.90	5.00	1,020.30	4.94	0.97

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolios’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	97.0%
Securities Lending Collateral	4.9
Repurchase Agreement	2.5
Net Other Assets (Liabilities)	(4.4)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica Torray Concentrated Growth VP

(formerly, Transamerica BNP Paribas Large Cap Growth VP)

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
COMMON STOCKS - 97.0%
Aerospace & Defense - 7.3%
Precision Castparts Corp.	38,205	$ 9,202,820
United Technologies Corp.	95,395	10,970,425

		20,173,245

Biotechnology - 5.9%
BioMarin Pharmaceutical, Inc. (A)	97,605	8,823,492
Gilead Sciences, Inc. (A)	78,000	7,352,280

		16,175,772

Capital Markets - 2.6%
BlackRock, Inc., Class A	20,445	7,310,314

Chemicals - 6.2%
FMC Corp., Class A	134,670	7,680,230
Praxair, Inc.	72,070	9,337,389

		17,017,619

Electronic Equipment, Instruments & Components - 3.1%
Amphenol Corp., Class A	160,510	8,637,043

Energy Equipment & Services - 1.9%
Core Laboratories NV	42,750	5,144,535

Health Care Equipment & Supplies - 6.0%
Baxter International, Inc.	127,605	9,352,171
Cooper Cos., Inc.	43,760	7,093,058

		16,445,229

Health Care Providers & Services - 3.5%
Express Scripts Holding Co. (A)	113,835	9,638,409

Household Products - 3.6%
Colgate-Palmolive Co.	141,880	9,816,677

Industrial Conglomerates - 4.2%
Danaher Corp.	136,600	11,707,986

Internet Software & Services - 6.2%
Akamai Technologies, Inc. (A)	134,240	8,451,750
Google, Inc., Class A (A)	16,351	8,676,822

		17,128,572

IT Services - 11.9%
Accenture PLC, Class A	112,540	10,050,948
Fiserv, Inc. (A)	163,825	11,626,660
Visa, Inc., Class A	42,165	11,055,663

		32,733,271

Machinery - 2.9%
Cummins, Inc.	54,945	7,921,421

Oil, Gas & Consumable Fuels - 8.6%
Cabot Oil & Gas Corp.	263,000	7,787,430
Enbridge, Inc. (B)	157,270	8,085,251
EOG Resources, Inc.	86,535	7,967,277

		23,839,958

Pharmaceuticals - 4.2%
Roche Holding AG, ADR (B)	337,725	11,479,273

Professional Services - 2.6%
Verisk Analytics, Inc., Class A (A) (B)	110,565	7,081,688

Real Estate Investment Trusts - 3.4%
American Tower Corp., Class A	95,780	9,467,853

Software - 2.1%
Adobe Systems, Inc. (A)	79,570	5,784,739

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 4.1%
Apple, Inc.	103,565	$ 11,431,505

Textiles, Apparel & Luxury Goods - 6.7%
NIKE, Inc., Class B	88,000	8,461,200
VF Corp.	132,945	9,957,581

		18,418,781

Total Common Stocks (Cost $245,140,497)		267,353,890

SECURITIES LENDING COLLATERAL - 4.9%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (C)	13,375,368	13,375,368

Total Securities Lending Collateral (Cost $13,375,368)		13,375,368

	Principal	Value
REPURCHASE AGREEMENT - 2.5%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2014, to be repurchased at $6,967,974 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 07/25/2037, and with a value of $7,110,868.	$ 6,967,970	6,967,970

Total Repurchase Agreement (Cost $6,967,970)		6,967,970

Total Investments (Cost $265,483,835) (D)		287,697,228
Net Other Assets (Liabilities) - (4.4)%		(12,064,807)

Net Assets - 100.0%		$ 275,632,421

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Torray Concentrated Growth VP

(formerly, Transamerica BNP Paribas Large Cap Growth VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS Investments
Common Stocks	$267,353,890	$—	$—	$267,353,890
Securities Lending Collateral	13,375,368	—	—	13,375,368
Repurchase Agreement	—	6,967,970	—	6,967,970

Total Investments	$280,729,258	$6,967,970	$—	$287,697,228

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The value of all securities on loan is $13,081,764. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2014.
(D)	Aggregate cost for federal income tax purposes is $265,571,617. Aggregate gross unrealized appreciation and depreciation for all securities is $29,923,279 and $7,797,668, respectively. Net unrealized appreciation for tax purposes is $22,125,611.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

DEFINITION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Torray Concentrated Growth VP

(formerly, Transamerica BNP Paribas Large Cap Growth VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $258,515,865) (including securities loaned of $13,081,764)	$280,729,258
Repurchase agreement, at value (cost $6,967,970)	6,967,970
Receivables:
Shares sold	56,300
Investments sold	1,807,156
Interest	2
Dividends	181,315
Tax reclaims	8,227
Net income from securities lending	2,308
Prepaid expenses	1,628

Total assets	289,754,164

Liabilities:
Payables and other liabilities:
Shares redeemed	69,041
Investments purchased	457,389
Investment advisory fees	162,823
Distribution and service fees	10,832
Administration fees	6,262
Transfer agent fees	675
Trustees fees	97
Audit and tax fees	14,250
Custody fees	362
Legal fees	52
Printing and shareholder reports fees	24,144
Other	448
Collateral for securities on loan	13,375,368

Total liabilities	14,121,743

Net assets	$275,632,421

Net assets consist of:
Capital stock ($0.01 par value)	$128,084
Additional paid-in capital	205,521,152
Undistributed (distributions in excess of) net investment income (loss)	1,229,673
Accumulated net realized gain (loss)	46,540,673
Net unrealized appreciation (depreciation) on:
Investments	22,213,393
Translation of assets and liabilities denominated in foreign currencies	(554)

Net assets	$275,632,421

Net assets by class:
Initial Class	$227,636,504
Service Class	47,995,917

Shares outstanding:
Initial Class	10,610,528
Service Class	2,197,875

Net asset value and offering price per share:
Initial Class	$21.45
Service Class	21.84

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $38,995)	$3,305,011
Interest income	345
Net income from securities lending	37,635

Total investment income	3,342,991

Expenses:
Investment advisory fees	1,808,326
Distribution and service fees:
Service Class	113,023
Administration fees	68,761
Transfer agent fees	4,170
Trustees fees	10,321
Audit and tax fees	17,563
Custody fees	29,883
Legal fees	15,335
Printing and shareholder reports fees	30,575
Other	14,520

Total expenses	2,112,477

Net investment income (loss)	1,230,514

Net realized gain (loss) on:
Investments	46,648,594
Foreign currency transactions	2,249

Net realized gain (loss)	46,650,843

Net change in unrealized appreciation (depreciation) on:
Investments	(21,913,959)
Translation of assets and liabilities denominated in foreign currencies	(3,442)

Net change in unrealized appreciation (depreciation)	(21,917,401)

Net realized and change in unrealized gain (loss)	24,733,442

Net increase (decrease) in net assets resulting from operations	$25,963,956

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Torray Concentrated Growth VP

(formerly, Transamerica BNP Paribas Large Cap Growth VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$1,230,514	$2,051,063
Net realized gain (loss)	46,650,843	66,771,479
Net change in unrealized appreciation (depreciation)	(21,917,401)	2,218,594
Net increase (decrease) in net assets resulting from operations	25,963,956	71,041,136

Distributions to shareholders:
Net investment income:
Initial Class	(2,023,401)	(2,049,908)
Service Class	(304,614)	(280,464)
Total distributions from net investment income	(2,328,015)	(2,330,372)
Net realized gains:
Initial Class	(33,798,424)	—
Service Class	(6,569,426)	—
Total distributions from net realized gains	(40,367,850)	—
Total distributions to shareholders	(42,695,865)	(2,330,372)

Capital share transactions:
Proceeds from shares sold:
Initial Class	8,287,834	12,036,444
Service Class	6,795,215	13,694,074
	15,083,049	25,730,518
Dividends and distributions reinvested:
Initial Class	35,821,825	2,049,908
Service Class	6,874,040	280,464
	42,695,865	2,330,372
Cost of shares redeemed:
Initial Class	(36,505,953)	(32,343,507)
Service Class	(6,557,703)	(7,965,027)
	(43,063,656)	(40,308,534)
Net increase (decrease) in net assets resulting from capital share transactions	14,715,258	(12,247,644)
Net increase (decrease) in net assets	(2,016,651)	56,463,120

Net assets:
Beginning of year	277,649,072	221,185,952
End of year	$275,632,421	$277,649,072
Undistributed (distributions in excess of) net investment income (loss)	$1,229,673	$2,342,353

Capital share transactions - shares:
Shares issued:
Initial Class	362,642	611,717
Service Class	296,086	679,726
	658,728	1,291,443
Shares reinvested:
Initial Class	1,732,197	102,444
Service Class	326,248	13,796
	2,058,445	116,240
Shares redeemed:
Initial Class	(1,640,235)	(1,619,993)
Service Class	(289,846)	(394,665)
	(1,930,081)	(2,014,658)

Net increase (decrease) in shares outstanding:
Initial Class	454,604	(905,832)
Service Class	332,488	298,857
	787,092	(606,975)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Torray Concentrated Growth VP

(formerly, Transamerica BNP Paribas Large Cap Growth VP)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014	December 31, 2013		December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$23.04	$17.48		$15.05	$15.52	$13.12
Investment operations:
Net investment income (loss) (A)	0.11	0.17		0.21	0.13	0.11
Net realized and unrealized gain (loss)	2.05	5.59		2.36	(0.48)	2.38
Total investment operations	2.16	5.76		2.57	(0.35)	2.49
Distributions:
Net investment income	(0.21)	(0.20)		(0.14)	(0.12)	(0.09)
Net realized gains	(3.54)	—		—	—	—
Total distributions	(3.75)	(0.20)		(0.14)	(0.12)	(0.09)
Net asset value, end of year	$21.45	$23.04		$17.48	$15.05	$15.52
Total return (B)	10.00%	33.10%		17.13%	(2.27)%	19.17%
Ratio and supplemental data:
Net assets end of year (000’s)	$227,636	$234,000		$193,359	$187,862	$206,764
Expenses to average net assets
After (waiver/reimbursement) recapture	0.73%	0.78%		0.84%	0.82%	0.84%
Before (waiver/reimbursement) recapture	0.73%	0.78%		0.84%	0.82%	0.83%
Net investment income (loss) to average net assets	0.49%	0.86%		1.26%	0.82%	0.79%
Portfolio turnover rate	123%	153	%(C)	32%	27%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013		December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$23.40	$17.76		$15.30	$15.79	$13.36
Investment operations:
Net investment income (loss) (A)	0.05	0.13		0.17	0.09	0.07
Net realized and unrealized gain (loss)	2.09	5.67		2.40	(0.49)	2.43
Total investment operations	2.14	5.80		2.57	(0.40)	2.50
Distributions:
Net investment income	(0.16)	(0.16)		(0.11)	(0.09)	(0.07)
Net realized gains	(3.54)	—		—	—	—
Total distributions	(3.70)	(0.16)		(0.11)	(0.09)	(0.07)
Net asset value, end of year	$21.84	$23.40		$17.76	$15.30	$15.79
Total return (B)	9.75%	32.81%		16.83%	(2.53)%	18.87%
Ratio and supplemental data:
Net assets end of year (000’s)	$47,996	$43,649		$27,827	$18,801	$16,733
Expenses to average net assets
After (waiver/reimbursement) recapture	0.98%	1.03%		1.09%	1.07%	1.09%
Before (waiver/reimbursement) recapture	0.98%	1.03%		1.09%	1.07%	1.08%
Net investment income (loss) to average net assets	0.23%	0.62%		1.01%	0.58%	0.54%
Portfolio turnover rate	123%	153	%(C)	32%	27%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Torray Concentrated Growth VP

(formerly, Transamerica BNP Paribas Large Cap Growth VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective May 1, 2014, Transamerica BNP Paribas Large Cap Growth VP changed its name to Transamerica Torray Concentrated Growth VP (the “Portfolio”). The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2014

Transamerica Torray Concentrated Growth VP

(formerly, Transamerica BNP Paribas Large Cap Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Series Trust	Annual Report 2014

Transamerica Torray Concentrated Growth VP

(formerly, Transamerica BNP Paribas Large Cap Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities at December 31, 2014, if any, are identified in the Schedule of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program.

A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2014 of $8,233 are included in Net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REIT”): Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs owned at December 31, 2014, if any, are identified in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2014

Transamerica Torray Concentrated Growth VP

(formerly, Transamerica BNP Paribas Large Cap Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2014

Transamerica Torray Concentrated Growth VP

(formerly, Transamerica BNP Paribas Large Cap Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Effective May 1, 2014
First $650 million	0.650%
Over $650 million up to $1.15 billion	0.630%
Over $1.15 billion	0.575%

Prior to May 1, 2014
First $250 million	0.675%
Over $250 million to $1 billion	0.650%
Over $1 billion	0.600%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.84%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

Transamerica Series Trust	Annual Report 2014

Transamerica Torray Concentrated Growth VP

(formerly, Transamerica BNP Paribas Large Cap Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$ 335,181,682	$—	$368,151,990	$—

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income

Transamerica Series Trust	Annual Report 2014

Transamerica Torray Concentrated Growth VP

(formerly, Transamerica BNP Paribas Large Cap Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, foreign currency transactions, and non real estate investment trust return of capital adjustments.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to foreign currency gains and losses, and non real estate investment trust return of capital adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (distributions in excess of) net investment income (loss)	(15,179)
Accumulated net realized gain (loss)	15,179

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$2,328,015
Long-Term Capital Gain	40,367,850
2013 Distributions paid from:
Ordinary Income	$2,330,372
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$40,678,714
Undistributed Long-Term Capital Gain	7,179,414
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	22,125,057

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Torray Concentrated Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Torray Concentrated Growth VP (formerly, BNP Paribas Large Cap Growth VP) (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Torray Concentrated Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Torray Concentrated Growth VP

(formerly, Transamerica BNP Paribas Large Cap Growth VP)

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $40,367,850 for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica TS&W International Equity VP

(unaudited)

MARKET ENVIRONMENT

During the year, global issues, including turmoil in the Middle East and Eastern Europe, political tension in Hong Kong, terrorism, the human tragedy of Ebola, strained sovereign balance sheets and persistent disinflation have roiled global equity markets. Nevertheless, the MSCI All Country World Index ex-U.S. posted positive returns in local currency-terms. For U.S. dollar based investors, the situation was different. The remarkable strengthening of the U.S. dollar in later months rendered dollar-based investors with a loss. Over this same period, the Portfolio outperformed its benchmark, the MSCI Europe, Australasia, Far East Index, due to favorable stock selection.

Low interest rates and a slowly expanding global economy form the fundamental foundation for stocks. Even if a much-anticipated U.S. interest rate hike happens in 2015, rates are likely to remain at historically low levels for some time. Meanwhile, sovereign balance sheet repair is still underway in Europe, and quantitative and qualitative easing should keep Japanese rates low for the foreseeable future. 2014’s decline notwithstanding, the MSCI Europe, Australasia, Far East Index has risen 11.1% per annum over the last three years and now trades at 8.9x cash flow and 14.2x earnings expected over the next 12 months. After a year in which many stocks retreated, opportunities for discriminating investors are in greater supply, and we are working diligently to find the stocks that will drive the Portfolio’s returns in coming years. We believe Thompson, Siegel & Walmsley LLC’s valuation discipline and focus on fundamentals will be rewarded in this environment.

PERFORMANCE

For the year ended December 31, 2014, Transamerica TS&W International Equity VP, Initial Class returned (5.18)%. By comparison, its benchmark, MSCI Europe, Australasia, Far East Index returned (4.48)%.

STRATEGY REVIEW

Stock selection in financials was the leading contributor to the Portfolio’s excess return. In general, global economies and financial markets showed stability for several quarters. Better credit metrics, an improving ability to deal with toxic investments and compelling valuations have attracted investors’ attention to the sector. In Hong Kong, real-estate development company Cheung Kong Holdings, Ltd. continued to announce strong sales momentum and recently entered the aircraft leasing business, which should improve recurring cash flow. In Canada, Fairfax Financial Holdings, Ltd. was also a top contributor. The company announced strong quarterly earnings on better-than-expected underwriting and significant returns on its investment portfolio with earnings per share nearly twice consensus estimates according to FactSet.

The consumer staples sector was the primary detractor from relative return. Two holdings with exposure to Russia had a noticeable impact. For German retailer Metro AG, news of additional sanctions against Russia caused the company’s planned spin-off of its Russian cash-and-carry business to be delayed despite positive results for the subsidiary. Danish brewer Carlsberg A/S, Class B also declined, as investors grew concerned the company’s revenue growth may be adversely impacted by a sales decline in Russian markets.

The U.K. and Japan were the top regional contributors to relative return over the period. Stock selection made the difference as used car dealer Inchcape PLC and Royal Bank of Scotland Group PLC led in the U.K. and Japan Airlines Co., Ltd. and furniture retailer, Nitori Holdings Co., Ltd. led in Japan. Finally, Europe was a modest regional detractor as companies are had difficulty sustaining sales growth in the face of persistent euro strength. In addition to Metro AG and Carlsberg A/S, Class B, French specialty chemical producer Arkema SA and construction firm Rexel SA were also notable laggards.

Brandon H. Harrell, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Transamerica Series Trust	Annual Report 2014

Transamerica TS&W International Equity VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	(5.18)%	5.06%	4.82%	04/08/1991
MSCI Europe, Australasia, Far East Index (A)	(4.48)%	5.81%	4.91%
Service Class	(5.38)%	4.79%	4.56%	05/01/2003

(A) The MSCI Europe, Australasia, Far East Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on 10 years. You cannot invest directly in an index. The MSCI Europe, Australasia, Far East Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica TS&W International Equity VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$904.40	$4.32	$1,020.70	$4.58	0.90%
Service Class	1,000.00	902.90	5.52	1,019.40	5.85	1.15

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	96.6%
Securities Lending Collateral	4.3
Repurchase Agreement	1.3
Convertible Preferred Stock	1.2
Preferred Stocks	1.2
Net Other Assets (Liabilities)	(4.6)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
CONVERTIBLE PREFERRED STOCK - 1.2%
Germany - 1.2%
Volkswagen AG 2.21% (A)	7,200	$ 1,600,239

Total Convertible Preferred Stock (Cost $1,894,708)		1,600,239

PREFERRED STOCKS - 1.2%
Brazil - 0.7%
Itau Unibanco Holding SA
2.71% (A)	69,600	905,936

Korea, Republic of - 0.5%
Hyundai Motor Co.
1.57% (A)	5,700	650,820

Total Preferred Stocks (Cost $1,516,115)		1,556,756

COMMON STOCKS - 96.6%
Australia - 3.8%
APA Group (B)	131,475	794,804
Asciano, Ltd.	346,963	1,699,165
BHP Billiton PLC, ADR (B)	25,100	1,079,300
Challenger, Ltd.	263,977	1,394,468

		4,967,737

Belgium - 0.7%
Ageas	24,117	857,484

Canada - 0.5%
Fairfax Financial Holdings, Ltd.	1,288	674,908

Denmark - 1.2%
Carlsberg A/S, Class B	20,416	1,567,946

France - 9.0%
Arkema SA	18,693	1,236,296
Bollore SA (B)	210,000	956,360
Cie Generale des Etablissements Michelin, Class B	13,303	1,200,818
GDF Suez	61,400	1,431,788
Rexel SA	98,000	1,755,779
Sanofi	19,868	1,811,374
Total SA	25,100	1,285,923
Veolia Environnement SA	85,300	1,510,904
Vinci SA	11,632	635,136

		11,824,378

Germany - 7.9%
Allianz SE, Class A	11,841	1,961,179
Bayer AG	9,482	1,292,476
Merck KGaA	22,000	2,070,383
Metro AG (C)	46,800	1,430,568
Siemens AG, Class A	16,907	1,897,031
Talanx AG (C)	30,900	941,444
TUI AG	47,400	785,905

		10,378,986

Guernsey, Channel Islands - 1.2%
Friends Life Group, Ltd.	281,774	1,600,259

Hong Kong - 5.2%
Cheung Kong Holdings, Ltd.	99,000	1,660,480
First Pacific Co., Ltd.	1,407,250	1,387,852
Guangdong Investment, Ltd. (B)	950,500	1,235,522
Noble Group, Ltd.	1,715,000	1,463,130

	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
SJM Holdings, Ltd.	645,900	$ 1,016,144

		6,763,128

Ireland - 2.9%
DCC PLC	12,600	693,668
Ryanair Holdings PLC, ADR (B) (C)	24,100	1,717,607
Smurfit Kappa Group PLC, Class B	61,321	1,379,012

		3,790,287

Israel - 0.8%
Israel Corp., Ltd. (C)	2,278	1,078,182

Italy - 3.1%
Davide Campari-Milano SpA	90,400	564,269
Eni SpA, Class B	96,296	1,686,767
Pirelli & C. SpA	45,794	617,642
Prysmian SpA	63,185	1,151,467

		4,020,145

Japan - 21.7%
Aisin Seiki Co., Ltd.	35,800	1,286,238
Daiichi Sankyo Co., Ltd. (B)	49,000	685,155
Daiwa Securities Group, Inc.	149,400	1,169,822
Denki Kagaku Kogyo KK	275,000	1,007,208
Electric Power Development Co., Ltd.	22,500	760,296
FUJIFILM Holdings Corp.	52,200	1,592,807
Hitachi, Ltd.	332,400	2,453,365
Japan Airlines Co., Ltd.	57,800	1,713,715
Kintetsu World Express, Inc.	19,200	736,739
Komatsu, Ltd.	47,000	1,039,073
Kuraray Co., Ltd. (B)	125,100	1,421,360
Mitsubishi Corp.	61,000	1,116,307
Mitsubishi Heavy Industries, Ltd.	169,900	937,608
MS&AD Insurance Group Holdings, Inc.	90,200	2,137,578
Nippon Telegraph & Telephone Corp.	36,500	1,864,515
Nitori Holdings Co., Ltd.	20,600	1,106,807
ORIX Corp.	136,000	1,711,259
Resona Holdings, Inc.	295,300	1,491,708
Sony Corp.	68,300	1,393,952
Sumitomo Mitsui Financial Group, Inc.	56,800	2,053,473
USS Co., Ltd.	49,900	766,698

		28,445,683

Korea, Republic of - 2.9%
Kangwon Land, Inc. (C)	37,770	1,041,057
Samsung Electronics Co., Ltd.	1,130	1,358,536
SK Telecom Co., Ltd.	5,727	1,400,783

		3,800,376

Macau - 0.9%
MGM China Holdings, Ltd.	470,259	1,187,363

Netherlands - 5.0%
Akzo Nobel NV	19,900	1,376,881
Boskalis Westminster NV	20,824	1,139,179
Delta Lloyd NV	49,417	1,086,697
Heineken Holding NV, Class A	17,843	1,116,999
Koninklijke Philips NV	64,865	1,880,177

		6,599,933

Singapore - 0.7%
SIA Engineering Co., Ltd. (B)	298,000	946,829

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Spain - 1.6%
Amadeus IT Holding SA, Class A	51,652	$ 2,057,161

Sweden - 4.3%
Investor AB, Class B	50,978	1,853,448
Svenska Cellulosa AB SCA, Class B	75,630	1,630,485
Telefonaktiebolaget LM Ericsson, Class B	173,112	2,096,058

		5,579,991

Switzerland - 5.3%
GAM Holding AG (C)	86,545	1,555,905
Nestle SA	23,879	1,740,803
Novartis AG	22,680	2,103,422
UBS Group AG (C)	86,300	1,483,471

		6,883,601

United Kingdom - 17.3%
Admiral Group PLC	11,200	229,769
Barclays PLC	419,100	1,575,536
BP PLC, ADR (B)	29,000	1,105,480
HSBC Holdings PLC	198,900	1,890,054
IG Group Holdings PLC	117,493	1,312,933
Imperial Tobacco Group PLC	37,499	1,650,687
Inchcape PLC	127,287	1,430,078
Johnson Matthey PLC	17,313	910,851
Kingfisher PLC	342,714	1,811,633
National Grid PLC, Class B	112,718	1,599,388
Noble Corp. PLC (B)	54,704	906,445
Rexam PLC	155,269	1,093,093
Royal Bank of Scotland Group PLC (C)	250,800	1,525,914
Sky PLC	109,958	1,534,609
UBM PLC	118,260	883,792
Unilever PLC	39,193	1,592,340
Vodafone Group PLC	453,844	1,556,061

		22,608,663

	Shares	Value
COMMON STOCKS (continued)
United States - 0.6%
Flextronics International, Ltd. (C)	68,900	$ 770,302

Total Common Stocks (Cost $126,487,612)		126,403,342

SECURITIES LENDING COLLATERAL - 4.3%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (A)	5,656,587	5,656,587

Total Securities Lending Collateral (Cost $5,656,587)		5,656,587

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. 0.01% (A), dated 12/31/2014, to be repurchased at $1,663,833 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 03/01/2033, and with a value of $1,697,275.	$ 1,663,832	1,663,832

Total Repurchase Agreement (Cost $1,663,832)		1,663,832

Total Investments (Cost $137,218,854) (D)		136,880,756
Net Other Assets (Liabilities) - (4.6)%		(6,000,870)

Net Assets - 100.0%		$ 130,879,886

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Insurance	6.9%	$9,489,318
Banks	6.9	9,442,621
Pharmaceuticals	5.8	7,962,810
Diversified Financial Services	5.6	7,659,960
Chemicals	5.1	7,030,778
Multi-Utilities	3.3	4,542,080
Industrial Conglomerates	3.3	4,470,876
Trading Companies & Distributors	3.2	4,335,216
Capital Markets	3.1	4,209,198
Oil, Gas & Consumable Fuels	3.0	4,078,170
Hotels, Restaurants & Leisure	2.9	4,030,469
Specialty Retail	2.7	3,685,138
Airlines	2.5	3,431,322
Food Products	2.4	3,333,143
Beverages	2.4	3,249,214
Electronic Equipment, Instruments & Components	2.4	3,223,667
Auto Components	2.3	3,104,698
Wireless Telecommunication Services	2.2	2,956,844
Technology Hardware, Storage & Peripherals	2.2	2,951,343
Containers & Packaging	1.8	2,472,105

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Media	1.8%	$2,418,401
Automobiles	1.6	2,251,059
Communications Equipment	1.5	2,096,058
IT Services	1.5	2,057,161
Machinery	1.4	1,976,681
Diversified Telecommunication Services	1.4	1,864,515
Construction & Engineering	1.3	1,774,315
Road & Rail	1.2	1,699,165
Air Freight & Logistics	1.2	1,693,099
Real Estate Management & Development	1.2	1,660,480
Tobacco	1.2	1,650,687
Household Products	1.2	1,630,485
Food & Staples Retailing	1.0	1,430,568
Distributors	1.0	1,430,078
Household Durables	1.0	1,393,952
Water Utilities	0.9	1,235,522
Electrical Equipment	0.8	1,151,467
Metals & Mining	0.8	1,079,300
Transportation Infrastructure	0.7	946,829
Energy Equipment & Services	0.7	906,445
Gas Utilities	0.6	794,804
Independent Power and Renewable Electricity Producers	0.6	760,296

Investments, at Value	94.6	129,560,337
Short-Term Investments	5.4	7,320,419

Total Investments	100.0%	$136,880,756

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Convertible Preferred Stock	$—	$1,600,239	$—	$1,600,239
Preferred Stocks	905,936	650,820	—	1,556,756
Common Stocks	6,254,042	120,149,300	—	126,403,342
Securities Lending Collateral	5,656,587	—	—	5,656,587
Repurchase Agreement	—	1,663,832	—	1,663,832

Total Investments	$12,816,565	$124,064,191	$—	$136,880,756

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at December 31, 2014.
(B)	All or a portion of the security is on loan. The value of all securities on loan is $5,469,979. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Non-income producing security.
(D)	Aggregate cost for federal income tax purposes is $138,049,117. Aggregate gross unrealized appreciation and depreciation for all securities is $10,145,154 and $11,313,515, respectively. Net unrealized depreciation for tax purposes is $1,168,361.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

DEFINITION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica TS&W International Equity VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $135,555,022) (including securities loaned of $5,469,979)	$135,216,924
Repurchase agreement, at value (cost $1,663,832)	1,663,832
Receivables:
Shares sold	57,164
Dividends	67,805
Tax reclaims	104,920
Net income from securities lending	8,933
Prepaid expenses	848

Total assets	137,120,426

Liabilities:
Foreign currency overdraft (cost $166,917)	168,246
Payables and other liabilities:
Shares redeemed	15,645
Investments purchased	249,402
Investment advisory fees	89,243
Distribution and service fees	7,345
Administration fees	3,015
Transfer agent fees	358
Trustees fees	53
Audit and tax fees	29,257
Legal fees	158
Printing and shareholder reports fees	20,997
Other	234
Collateral for securities on loan	5,656,587

Total liabilities	6,240,540

Net assets	$130,879,886

Net assets consist of:
Capital stock ($0.01 par value)	$105,467
Additional paid-in capital	130,707,668
Undistributed (distributions in excess of) net investment income (loss)	3,613,177
Accumulated net realized gain (loss)	(3,194,849)
Net unrealized appreciation (depreciation) on:
Investments	(338,098)
Translation of assets and liabilities denominated in foreign currencies	(13,479)

Net assets	$130,879,886

Net assets by class:
Initial Class	$98,734,629
Service Class	32,145,257

Shares outstanding:
Initial Class	7,943,472
Service Class	2,603,237

Net asset value and offering price per share:
Initial Class	$12.43
Service Class	12.35

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $378,815)	$5,494,395
Interest income	102
Net income from securities lending	145,502

Total investment income	5,639,999

Expenses:
Investment advisory fees	1,065,778
Distribution and service fees:
Service Class	76,864
Administration fees	36,006
Transfer agent fees	2,188
Trustees fees	5,386
Audit and tax fees	24,590
Custody fees	120,310
Legal fees	8,207
Printing and shareholder reports fees	15,280
Other	7,651

Total expenses	1,362,260

Net investment income (loss)	4,277,739

Net realized gain (loss) on:
Investments	4,132,573
Foreign currency transactions	(35,670)

Net realized gain (loss)	4,096,903

Net change in unrealized appreciation (depreciation) on:
Investments	(16,097,854)
Translation of assets and liabilities denominated in foreign currencies	(17,272)

Net change in unrealized appreciation (depreciation)	(16,115,126)

Net realized and change in unrealized gain (loss)	(12,018,223)

Net increase (decrease) in net assets resulting from operations	$(7,740,484)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica TS&W International Equity VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$4,277,739	$2,577,034
Net realized gain (loss)	4,096,903	16,417,722
Net change in unrealized appreciation (depreciation)	(16,115,126)	8,933,103
Net increase (decrease) in net assets resulting from operations	(7,740,484)	27,927,859

Distributions to shareholders:
Net investment income:
Initial Class	(2,665,586)	(2,476,731)
Service Class	(679,169)	(469,458)
Total distributions from net investment income	(3,344,755)	(2,946,189)

Capital share transactions:
Proceeds from shares sold:
Initial Class	4,784,652	8,930,307
Service Class	11,917,156	10,644,350
	16,701,808	19,574,657
Dividends and distributions reinvested:
Initial Class	2,665,586	2,476,731
Service Class	679,169	469,458
	3,344,755	2,946,189
Cost of shares redeemed:
Initial Class	(17,683,818)	(13,261,328)
Service Class	(6,031,844)	(4,771,264)
	(23,715,662)	(18,032,592)
Net increase (decrease) in net assets resulting from capital share transactions	(3,669,099)	4,488,254
Net increase (decrease) in net assets	(14,754,338)	29,469,924

Net assets:
Beginning of year	145,634,224	116,164,300
End of year	$130,879,886	$145,634,224
Undistributed (distributions in excess of) net investment income (loss)	$3,613,177	$2,563,397

Capital share transactions - shares:
Shares issued:
Initial Class	358,087	725,767
Service Class	898,123	872,304
	1,256,210	1,598,071
Shares reinvested:
Initial Class	199,819	205,367
Service Class	51,181	39,122
	251,000	244,489
Shares redeemed:
Initial Class	(1,377,317)	(1,099,882)
Service Class	(448,831)	(399,164)
	(1,826,148)	(1,499,046)

Net increase (decrease) in shares outstanding:
Initial Class	(819,411)	(168,748)
Service Class	500,473	512,262
	(318,938)	343,514

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica TS&W International Equity VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014	December 31, 2013		December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$13.42	$11.05		$9.68	$11.47	$10.81
Investment operations:
Net investment income (loss) (A)	0.41	0.25		0.20	0.17	0.13
Net realized and unrealized gain (loss)	(1.08)	2.41		1.40	(1.80)	0.75
Total investment operations	(0.67)	2.66		1.60	(1.63)	0.88
Distributions:
Net investment income	(0.32)	(0.29)		(0.23)	(0.16)	(0.22)
Net asset value, end of year	$12.43	$13.42		$11.05	$9.68	$11.47
Total return (B)	(5.18)%	24.34%		16.75%	(14.29)%	8.48%
Ratio and supplemental data:
Net assets end of year (000’s)	$98,735	$117,580		$98,677	$137,627	$117,320
Expenses to average net assets
After (waiver/reimbursement) recapture	0.89%	1.04%		1.07%	1.07%	1.07%
Before (waiver/reimbursement) recapture	0.89%	1.02%		1.09%	1.07%	1.06%
Net investment income (loss) to average net assets	3.05%	2.06%		1.97%	1.55%	1.25%
Portfolio turnover rate	30%	109	%(C)	35%	46%	21%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013		December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$13.34	$10.99		$9.63	$11.42	$10.77
Investment operations:
Net investment income (loss) (A)	0.35	0.21		0.16	0.13	0.10
Net realized and unrealized gain (loss)	(1.05)	2.41		1.41	(1.79)	0.75
Total investment operations	(0.70)	2.62		1.57	(1.66)	0.85
Distributions:
Net investment income	(0.29)	(0.27)		(0.21)	(0.13)	(0.20)
Net asset value, end of year	$12.35	$13.34		$10.99	$9.63	$11.42
Total return (B)	(5.38)%	24.07%		16.44%	(14.56)%	8.20%
Ratio and supplemental data:
Net assets end of year (000’s)	$32,145	$28,054		$17,487	$14,029	$16,401
Expenses to average net assets
After (waiver/reimbursement) recapture	1.14%	1.29%		1.32%	1.32%	1.32%
Before (waiver/reimbursement) recapture	1.14%	1.27%		1.34%	1.32%	1.31%
Net investment income (loss) to average net assets	2.66%	1.75%		1.51%	1.24%	0.96%
Portfolio turnover rate	30%	109	%(C)	35%	46%	21%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica TS&W International Equity VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2014

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2014 of $355 are included in Net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REIT”): Dividend income related to a REIT is recorded at management’s estimate of the income and capital gain included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs owned at December 31, 2014, if any, are identified in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2014

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

Transamerica Series Trust	Annual Report 2014

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2014:

	Market Value	Percentage of Net Assets
Transamerica International Moderate Growth VP	$7,034,065	5.37%

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $500 million	0.74%
Over $500 million up to $1 billion	0.72%
Over $1 billion up to $2 billion	0.69%
Over $2 billion	0.66%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
1.07%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2014

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2014

NOTE 3. (continued)

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$ 42,972,692	$ —	$ 47,013,449	$ —

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, passive foreign investment companies, and foreign currency transactions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to foreign currency gain/loss and passive foreign investment companies. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (distributions in excess of) net investment income (loss)	116,796
Accumulated net realized gain (loss)	(116,796)

Transamerica Series Trust	Annual Report 2014

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

At December 31, 2014, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 767,138	December 31, 2017
1,954,072	December 31, 2018

The capital loss carryforwards utilized or expired during the year ended December 31, 2014 were $4,259,738.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$3,344,755
Long-Term Capital Gain	—
2013 Distributions paid from:
Ordinary Income	$2,946,189
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$3,969,708
Undistributed Long-Term Capital Gain	—
Capital Loss Carryforwards	(2,721,210)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	(1,181,747)

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica TS&W International Equity VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica TS&W International Equity VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica TS&W International Equity VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica TS&W International Equity VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2014.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Foreign Source Income	Foreign Taxes
Transamerica TS&W International Equity VP	$ 5,873,210	$ 137,695

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Balanced VP

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2014, can be summarized as great expectations that were never met. This was especially true for the economic recovery and an anticipated sell-off in fixed income markets.

In the U.S., the economy got off to a poor start as severe weather led to a freeze in economic activity during the first quarter of the year. Underwhelming economic performance was not just a U.S. event, however. Lending in Europe remained low as banks shored up their balance sheets in order to pass the Eurozone’s asset quality review test. The restriction of private credit, especially to small and medium-sized enterprises, is completely contrary to what is required for an economic expansion. The resulting slowdown encompassed most of the region; even the German growth engine lost steam.

Against this backdrop, market volatility rose. Equity markets ended the year with a decent gain, but only after enduring two 5%-7% declines. Commodities experienced a major sell-off that trimmed the price of crude oil by one-third or more. In fixed income markets, lower-quality securities were jumbled by the commodities sell-off as investors worried about the future financial health of companies and countries heavily dependent on commodities production.

When all was said and done, high-quality, long-duration fixed income, most notably 30-year U.S. Treasuries, was among the best-performing asset classes. To some extent, the relative strength of long-term Treasuries was due to a divergence in global monetary policy. While the U.S. and U.K. began winding down quantitative easing (“QE”) and talking about raising interest rates, Japan and Europe moved the other direction - either increasing the QE pace or seeking alternative ways to implement QE policy. Even the largest emerging market country (China) added stimulus through numerous channels. The result was a large difference in rates on sovereign bonds. Yield-seeking investors in low-yielding countries bought debt instruments from countries offering (relatively) higher interest rates, creating a tailwind for long-term U.S. Treasuries.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Vanguard ETF Portfolio - Balanced VP, Initial Class returned 4.81%. By comparison, its primary, secondary, and additional benchmarks, the Barclays U.S. Aggregate Bond Index and the Transamerica Vanguard ETF Portfolio - Balanced VP Blended Benchmark (“blended benchmark”), returned 5.97% and 6.79%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 50%, the MSCI U.S. Broad Market Index 34%, and the FTSE All-World Index ex-U.S.16%.

STRATEGY REVIEW

The Portfolio delivered a positive total return for the year, while lagging its benchmark. We attribute the relatively weaker results primarily to underweighting equities at various points during the year.

Throughout the year, we were sensitive to the possibility that the U.S. Federal Reserve would end its QE program and, with it, the downward pressure on interest rates. We positioned the Portfolio so as to reduce the effect of rising rates - that is, with a below-benchmark duration (i.e., lower sensitivity to changing interest rates than the fixed income component of the benchmark). Contrary to expectations, interest rates fell (and prices, which move in opposition to rates, rose). The Portfolio benefited from this rally, generating a positive return for the fixed income portion of the Portfolio that was only modestly lower than that of the benchmark.

Likewise, the Portfolio’s equity component contributed to return but lagged the equity portion of the benchmark. In the aggregate, the (primarily Vanguard) exchange-traded funds we selected made a positive contribution to total return. However, the Portfolio’s overall equity exposure, which can vary from 25% to 70% of Portfolio assets as equity-market volatility waxes and wanes, was reduced when volatility increased - most notably in August and again in December, in the wake of the oil-price shock. Despite the elevated volatility, the broad stock market ended the quarter (and year) with a gain, and the Portfolio did not capture as much of this upside as it might have.

David R. Halfpap, CFA

Frank Rybinski, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	4.81%	7.51%	5.02%	05/01/2008
Barclays U.S. Aggregate Bond Index (A) (B)	5.97%	4.45%	4.71%
Transamerica Vanguard ETF Portfolio - Balanced VP Blended Benchmark (A) (C) (D)	6.79%	8.60%	5.94%
Service Class	4.55%	7.24%	4.78%	05/01/2008

(A) The Transamerica Vanguard ETF Portfolio - Balanced VP Blended Benchmark is composed of the following benchmarks: Barclays U.S. Aggregate Bond Index 50%, MSCI U.S. Broad Market Index 34%, and FTSE All-World Index ex-U.S. 16%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

(B) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,003.90	$1.67	$1,023.50	$1.68	0.33%
Service Class	1,000.00	1,002.70	2.93	1,022.30	2.96	0.58

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Capital Markets	86.2%
Region Fund - European	6.4
Region Fund - Asian Pacific	3.8
Emerging Markets - Equity	2.5
Repurchase Agreement	2.0
Securities Lending Collateral	1.3
Net Other Assets (Liabilities)	(2.2)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
INVESTMENT COMPANIES - 98.9%
Capital Markets - 86.2%
Vanguard Extended Market ETF (A)	1,169,352	$ 102,657,412
Vanguard Intermediate-Term Bond ETF (A)	731,701	61,960,441
Vanguard Long-Term Bond ETF (A)	511,290	48,183,970
Vanguard Mortgage-Backed Securities ETF (A)	2,023,142	107,246,757
Vanguard S&P 500 ETF (A)	2,306,052	434,575,499
Vanguard Short-Term Bond ETF	1,557,183	124,496,781
Vanguard Total Bond Market ETF (A)	31,026,300	2,555,636,331
Vanguard Total Stock Market ETF (A)	7,292,659	773,021,854

		4,207,779,045

Emerging Markets - Equity - 2.5%
Vanguard FTSE Emerging Markets ETF	3,036,011	121,501,160

Region Fund - Asian Pacific - 3.8%
Vanguard FTSE Pacific ETF	3,268,901	186,490,802

Region Fund - European - 6.4%
Vanguard FTSE Europe ETF (A)	5,971,784	312,981,199

Total Investment Companies (Cost $4,826,541,625)		4,828,752,206

	Shares	Value
SECURITIES LENDING COLLATERAL - 1.3%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (B)	61,708,300	$ 61,708,300

Total Securities Lending Collateral (Cost $61,708,300)		61,708,300

	Principal	Value
REPURCHASE AGREEMENT - 2.0%
State Street Bank & Trust Co. 0.01% (B), dated 12/31/2014, to be repurchased at $96,305,216 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 03/25/2034, and with a value of $98,234,841.	$ 96,305,163	96,305,163

Total Repurchase Agreement (Cost $96,305,163)		96,305,163

Total Investments (Cost $4,984,555,088) (C)		4,986,765,669
Net Other Assets (Liabilities) - (2.2)%		(105,753,256)

Net Assets - 100.0%		$ 4,881,012,413

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Investment Companies	$4,828,752,206	$—	$—	$4,828,752,206
Securities Lending Collateral	61,708,300	—	—	61,708,300
Repurchase Agreement	—	96,305,163	—	96,305,163

Total Investments	$4,890,460,506	$96,305,163	$—	$4,986,765,669

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $60,400,400. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2014.
(C)	Aggregate cost for federal income tax purposes is $5,036,263,619. Net unrealized depreciation for tax purposes is $49,497,950.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Unaffiliated investments, at value (cost $4,888,249,925) (including securities loaned of $60,400,400)	$4,890,460,506
Repurchase agreement, at value (cost $96,305,163)	96,305,163
Receivables:
Shares sold	3,558,318
Investments sold	192,158,481
Interest	27
Net income from securities lending	81,477
Prepaid expenses	13,538

Total assets	5,182,577,510

Liabilities:
Payables and other liabilities:
Shares redeemed	15,289
Investments purchased	237,339,513
Investment advisory fees	1,206,772
Distribution and service fees	1,071,980
Administration fees	107,263
Transfer agent fees	10,016
Trustees fees	1,622
Audit and tax fees	21,982
Custody fees	11,401
Printing and shareholder reports fees	64,885
Other	6,074
Collateral for securities on loan	61,708,300

Total liabilities	301,565,097

Net assets	$4,881,012,413

Net assets consist of:
Capital stock ($0.01 par value)	$4,138,462
Additional paid-in capital	4,624,187,381
Undistributed (distributions in excess of) net investment income (loss)	72,828,649
Accumulated net realized gain (loss)	177,647,340
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	2,210,581

Net assets	$4,881,012,413

Net assets by class:
Initial Class	$2,448,965
Service Class	4,878,563,448

Shares outstanding:
Initial Class	205,458
Service Class	413,640,750

Net asset value and offering price per share:
Initial Class	$11.92
Service Class	11.79

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income from unaffiliated investments	$93,919,860
Interest income from repurchase agreements	4,752
Net income from securities lending	702,262

Total investment income	94,626,874

Expenses:
Investment advisory fees	10,550,622
Distribution and service fees:
Service Class	9,358,750
Administration fees	936,663
Transfer agent fees	57,490
Trustees fees	138,787
Audit and tax fees	71,036
Custody fees	122,732
Legal fees	225,066
Printing and shareholder reports fees	151,442
Other	164,789

Total expenses	21,777,377

Net investment income (loss)	72,849,497

Net realized gain (loss) on:
Unaffiliated investments	189,992,593
Distributions from unaffiliated investments	4,537,323

Net realized gain (loss)	194,529,916

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(109,770,283)

Net change in unrealized appreciation (depreciation)	(109,770,283)

Net realized and change in unrealized gain (loss)	84,759,633

Net increase (decrease) in net assets resulting from operations	$157,609,130

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$72,849,497	$35,820,754
Net realized gain (loss)	194,529,916	109,246,903
Net change in unrealized appreciation (depreciation)	(109,770,283)	76,360,508
Net increase (decrease) in net assets resulting from operations	157,609,130	221,428,165

Distributions to shareholders:
Net investment income:
Initial Class	(32,439)	(27,534)
Service Class	(35,902,252)	(24,018,888)
Total distributions from net investment income	(35,934,691)	(24,046,422)
Net realized gains:
Initial Class	(89,455)	(30,673)
Service Class	(113,070,703)	(29,762,790)
Total distributions from net realized gains	(113,160,158)	(29,793,463)
Total distributions to shareholders	(149,094,849)	(53,839,885)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,246,042	3,335,867
Service Class	1,846,227,699	1,349,576,144
	1,847,473,741	1,352,912,011
Dividends and distributions reinvested:
Initial Class	121,894	58,207
Service Class	148,972,955	53,781,678
	149,094,849	53,839,885
Cost of shares redeemed:
Initial Class	(1,760,230)	(4,819,647)
Service Class	(7,965,647)	(75,651,603)
	(9,725,877)	(80,471,250)
Net increase (decrease) in net assets resulting from capital share transactions	1,986,842,713	1,326,280,646
Net increase (decrease) in net assets	1,995,356,994	1,493,868,926

Net assets:
Beginning of year	2,885,655,419	1,391,786,493
End of year	$4,881,012,413	$2,885,655,419
Undistributed (distributions in excess of) net investment income (loss)	$72,828,649	$35,814,660

Capital share transactions - shares:
Shares issued:
Initial Class	104,878	296,783
Service Class	155,505,510	119,111,256
	155,610,388	119,408,039
Shares reinvested:
Initial Class	10,235	5,216
Service Class	12,635,535	4,858,327
	12,645,770	4,863,543
Shares redeemed:
Initial Class	(148,162)	(422,437)
Service Class	(676,587)	(6,676,372)
	(824,749)	(7,098,809)

Net increase (decrease) in shares outstanding:
Initial Class	(33,049)	(120,438)
Service Class	167,464,458	117,293,211
	167,431,409	117,172,773

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$11.82	$10.85	$10.37	$10.46	$9.63
Investment operations:
Net investment income (loss) (A) (B)	0.24	0.20	0.26	0.23	0.34
Net realized and unrealized gain (loss)	0.32	1.06	0.63	(0.07)	0.71
Total investment operations	0.56	1.26	0.89	0.16	1.05
Distributions:
Net investment income	(0.12)	(0.14)	(0.15)	(0.13)	(0.12)
Net realized gains	(0.34)	(0.15)	(0.26)	(0.12)	(0.10)
Total distributions	(0.46)	(0.29)	(0.41)	(0.25)	(0.22)
Net asset value, end of year	$11.92	$11.82	$10.85	$10.37	$10.46
Total return (C)	4.81%	11.76%	8.67%	1.57%	11.07%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,449	$2,818	$3,894	$718	$1,597
Expenses to average net assets (D)
After (waiver/reimbursement) recapture	0.33%	0.34%	0.34%	0.34%	0.37%
Before (waiver/reimbursement) recapture	0.33%	0.34%	0.34%	0.34%	0.35%
Net investment income (loss) to average net assets (B)	2.00%	1.73%	2.45%	2.11%	3.33%
Portfolio turnover rate (E)	164%	88%	56%	70%	12%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$11.71	$10.77	$10.31	$10.40	$9.60
Investment operations:
Net investment income (loss) (A) (B)	0.23	0.20	0.23	0.27	0.25
Net realized and unrealized gain (loss)	0.30	1.01	0.62	(0.12)	0.76
Total investment operations	0.53	1.21	0.85	0.15	1.01
Distributions:
Net investment income	(0.11)	(0.12)	(0.13)	(0.12)	(0.11)
Net realized gains	(0.34)	(0.15)	(0.26)	(0.12)	(0.10)
Total distributions	(0.45)	(0.27)	(0.39)	(0.24)	(0.21)
Net asset value, end of year	$11.79	$11.71	$10.77	$10.31	$10.40
Total return (C)	4.55%	11.43%	8.40%	1.47%	10.69%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,878,563	$2,882,837	$1,387,892	$815,616	$348,076
Expenses to average net assets (D)
After (waiver/reimbursement) recapture	0.58%	0.59%	0.59%	0.59%	0.62%
Before (waiver/reimbursement) recapture	0.58%	0.59%	0.59%	0.59%	0.60%
Net investment income (loss) to average net assets (B)	1.94%	1.75%	2.23%	2.53%	2.55%
Portfolio turnover rate (E)	164%	88%	56%	70%	12%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Vanguard ETF Portfolio - Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $50 million	0.32%
Over $50 million up to $250 million	0.30%
Over $250 million	0.28%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.37%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities	Sales of securities
$ 8,026,036,661	$ 6,135,743,133

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and organizational expenses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to distribution reclassifications. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (distributions in excess of) net investment income (loss)	99,183
Accumulated net realized gain (loss)	(99,183)

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$66,200,752
Long-Term Capital Gain	82,894,097
2013 Distributions paid from:
Ordinary Income	$33,304,808
Long-Term Capital Gain	20,535,077

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$264,005,018
Undistributed Long-Term Capital Gain	38,182,243
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	(2,741)
Net Unrealized Appreciation (Depreciation)	(49,497,950)

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Vanguard ETF Portfolio - Balanced VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Vanguard ETF Portfolio - Balanced VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Vanguard ETF Portfolio - Balanced VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Balanced VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $82,894,097 for the period ended December 31, 2014.

The Portfolio expects to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Portfolio’s shareholders.

Foreign Source Income	Foreign Taxes
$ 15,734,462	$ 776,358

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Conservative VP

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2014, can be summarized as great expectations that were never met. This was especially true for the economic recovery and an anticipated sell-off in fixed income markets.

In the U.S., the economy got off to a poor start as severe weather led to a freeze in economic activity during the first quarter of the year. Underwhelming economic performance was not just a U.S. event, however. Lending in Europe remained low as banks shored up their balance sheets in order to pass the Eurozone’s asset quality review test. The restriction of private credit, especially to small and medium-sized enterprises, is completely contrary to what is required for an economic expansion. The resulting slowdown encompassed most of the region; even the German growth engine lost steam.

Against this backdrop, market volatility rose. Equity markets ended the year with a decent gain, but only after enduring two 5%-7% declines. Commodities experienced a major sell-off that trimmed the price of crude oil by one-third or more. In fixed income markets, lower-quality securities were jumbled by the commodities sell-off as investors worried about the future financial health of companies and countries heavily dependent on commodities production.

When all was said and done, high-quality, long-duration fixed income, most notably 30-year U.S. Treasuries, was among the best-performing asset classes. To some extent, the relative strength of long-term Treasuries was due to a divergence in global monetary policy. While the U.S. and U.K. began winding down quantitative easing (“QE”) and talking about raising interest rates, Japan and Europe moved the other direction - either increasing the QE pace or seeking alternative ways to implement QE policy. Even the largest emerging market country (China) added stimulus through numerous channels. The result was a large difference in rates on sovereign bonds. Yield-seeking investors in low-yielding countries bought debt instruments from countries offering (relatively) higher interest rates, creating a tailwind for long-term U.S. Treasuries.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Vanguard ETF Portfolio - Conservative VP, Initial Class returned 5.48%. By comparison, its primary, secondary, and additional benchmarks, the Barclays U.S. Aggregate Bond Index and the Transamerica Vanguard ETF Portfolio - Conservative VP Blended Benchmark (“blended benchmark”), returned 5.97% and 6.75%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 65%, the MSCI U.S. Broad Market Index 25%, and the FTSE All-World Index ex-U.S.10%.

STRATEGY REVIEW

The Portfolio delivered a positive total return for the year, while lagging its benchmark. We attribute the relatively weaker results primarily to underweighting equities at various points during the year.

Throughout the year, we were sensitive to the possibility that the U.S. Federal Reserve would end its QE program and, with it, the downward pressure on interest rates. We positioned the Portfolio so as to reduce the effect of rising rates - that is, with a below-benchmark duration (i.e., lower sensitivity to changing interest rates than the fixed income component of the benchmark). Contrary to expectations, interest rates fell (and prices, which move in opposition to rates, rose). The Portfolio benefited from this rally, generating a positive return for the fixed income portion of the portfolio that was only modestly lower than that of the benchmark.

Likewise, the Portfolio’s equity component contributed to return but lagged the equity portion of the benchmark. In the aggregate, the (primarily Vanguard) exchange-traded funds we selected made a positive contribution to total return. However, the Portfolio’s overall equity exposure, which can vary from 15% to 50% of portfolio assets as equity-market volatility waxes and wanes, was reduced when volatility increased - most notably in August and again in December, in the wake of the oil-price shock. Despite the elevated volatility, the broad stock market ended the quarter (and year) with a gain, and the Portfolio did not capture as much of this upside as it might have.

David R. Halfpap, CFA

Frank Rybinski, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	5.48%	6.61%	6.45%	11/19/2009
Barclays U.S. Aggregate Bond Index (A) (B)	5.97%	4.45%	4.17%
Transamerica Vanguard ETF Portfolio - Conservative VP Blended Benchmark (A) (C) (D)	6.75%	7.52%	7.29%
Service Class	5.24%	6.36%	6.21%	11/19/2009

(A) The Transamerica Vanguard ETF Portfolio - Conservative VP Blended Benchmark is composed of the following benchmarks: Barclays U.S. Aggregate Bond Index 65%, MSCI U.S. Broad Market Index 25%, and FTSE All-World Index ex-U.S.10%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

(B) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Conservative VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,011.20	$1.72	$1,023.50	$1.73	0.34%
Service Class	1,000.00	1,010.30	2.99	1,022.20	3.01	0.59

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Capital Markets	90.1%
Securities Lending Collateral	7.0
Region Fund - European	4.5
Region Fund - Asian Pacific	2.7
Emerging Markets - Equity	1.7
Repurchase Agreement	1.3
Net Other Assets (Liabilities)	(7.3)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
INVESTMENT COMPANIES - 99.0%
Capital Markets - 90.1%
Vanguard Extended Market ETF	146,143	$ 12,829,894
Vanguard Intermediate-Term Bond ETF (A)	252,640	21,393,555
Vanguard Long-Term Bond ETF (A)	176,537	16,636,847
Vanguard Mortgage-Backed Securities ETF (A)	698,546	37,029,924
Vanguard S&P 500 ETF	288,205	54,312,232
Vanguard Short-Term Bond ETF	537,661	42,985,997
Vanguard Total Bond Market ETF	4,793,554	394,845,043
Vanguard Total Stock Market ETF (A)	950,039	100,704,134

		680,737,626

Emerging Market - Equity - 1.7%
Vanguard FTSE Emerging Markets ETF	330,581	13,229,851

Region Fund - Asian Pacific - 2.7%
Vanguard FTSE Pacific ETF	355,940	20,306,377

Region Fund - European - 4.5%
Vanguard FTSE Europe ETF	650,248	34,079,497

Total Investment Companies (Cost $744,483,076)		748,353,351

	Shares	Value
SECURITIES LENDING COLLATERAL - 7.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.18% (B)	53,350,917	$ 53,350,917

Total Securities Lending Collateral (Cost $53,350,917)		53,350,917

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. 0.01% (B), dated 12/31/2014, to be repurchased at $9,454,092 on 01/02/2015. Collateralized by U.S. Government Agency Obligations, 2.50% - 5.50%, due 12/15/2017 - 01/11/2027, and with a value of $9,643,690.	$ 9,454,087	9,454,087

Total Repurchase Agreement (Cost $9,454,087)		9,454,087

Total Investments (Cost $807,288,080) (C)		811,158,355
Net Other Assets (Liabilities) - (7.3)%		(55,505,830)

Net Assets - 100.0%		$ 755,652,525

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Investment Companies	$748,353,351	$—	$—	$748,353,351
Securities Lending Collateral	53,350,917	—	—	53,350,917
Repurchase Agreement	—	9,454,087	—	9,454,087

Total Investments	$801,704,268	$9,454,087	$—	$811,158,355

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $52,241,803. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2014.
(C)	Aggregate cost for federal income tax purposes is $814,750,322. Aggregate gross unrealized appreciation and depreciation for all securities is $153,728 and $3,745,695, respectively. Net unrealized depreciation for tax purposes is $3,591,967.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Unaffiliated investments, at value (cost $797,833,993) (including securities loaned of $52,241,803)	$801,704,268
Repurchase agreement, at value (cost $9,454,087)	9,454,087
Receivables:
Shares sold	817,467
Investments sold	29,426,972
Interest	3
Net income from securities lending	18,684
Prepaid expenses	3,429

Total assets	841,424,910

Liabilities:
Payables and other liabilities:
Shares redeemed	233
Investments purchased	32,002,701
Investment advisory fees	194,159
Distribution and service fees	168,510
Administration fees	16,851
Transfer agent fees	1,675
Trustees fees	256
Audit and tax fees	13,759
Custody fees	745
Printing and shareholder reports fees	21,558
Other	1,021
Collateral for securities on loan	53,350,917

Total liabilities	85,772,385

Net assets	$755,652,525

Net assets consist of:
Capital stock ($0.01 par value)	$613,596
Additional paid-in capital	710,385,764
Undistributed (distributions in excess of) net investment income (loss)	12,292,193
Accumulated net realized gain (loss)	28,490,697
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	3,870,275

Net assets	$755,652,525

Net assets by class:
Initial Class	$11,948
Service Class	755,640,577

Shares outstanding:
Initial Class	963
Service Class	61,358,614

Net asset value and offering price per share:
Initial Class	$12.41
Service Class	12.32

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income from unaffiliated investments	$16,066,286
Interest income from repurchase agreements	592
Net income from securities lending	99,577

Total investment income	16,166,455

Expenses:
Investment advisory fees	1,884,777
Distribution and service fees:
Service Class	1,629,236
Administration fees	162,927
Transfer agent fees	9,821
Trustees fees	24,210
Audit and tax fees	21,547
Custody fees	32,717
Legal fees	37,960
Printing and shareholder reports fees	36,252
Other	31,491

Total expenses	3,870,938

Net investment income (loss)	12,295,517

Net realized gain (loss) on:
Unaffiliated investments	32,171,203
Distributions from unaffiliated investments	774,109

Net realized gain (loss)	32,945,312

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(13,059,905)

Net change in unrealized appreciation (depreciation)	(13,059,905)

Net realized and change in unrealized gain (loss)	19,885,407

Net increase (decrease) in net assets resulting from operations	$32,180,924

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$12,295,517	$8,320,464
Net realized gain (loss)	32,945,312	17,971,679
Net change in unrealized appreciation (depreciation)	(13,059,905)	9,815,205
Net increase (decrease) in net assets resulting from operations	32,180,924	36,107,348

Distributions to shareholders:
Net investment income:
Initial Class	(165)	(153)
Service Class	(8,325,266)	(6,742,782)
Total distributions from net investment income	(8,325,431)	(6,742,935)
Net realized gains:
Initial Class	(347)	(154)
Service Class	(20,168,474)	(7,591,316)
Total distributions from net realized gains	(20,168,821)	(7,591,470)
Total distributions to shareholders	(28,494,252)	(14,334,405)

Capital share transactions:
Proceeds from shares sold:
Initial Class	289	—
Service Class	166,518,287	204,721,699
	166,518,576	204,721,699
Dividends and distributions reinvested:
Initial Class	512	307
Service Class	28,493,740	14,334,098
	28,494,252	14,334,405
Cost of shares redeemed:
Initial Class	(200)	—
Service Class	(16,955,630)	(73,523,001)
	(16,955,830)	(73,523,001)
Net increase (decrease) in net assets resulting from capital share transactions	178,056,998	145,533,103
Net increase (decrease) in net assets	181,743,670	167,306,046

Net assets:
Beginning of year	573,908,855	406,602,809
End of year	$755,652,525	$573,908,855
Undistributed (distributions in excess of) net investment income (loss)	$12,292,193	$8,318,970

Capital share transactions - shares:
Shares issued:
Initial Class	23	—
Service Class	13,449,920	17,083,360
	13,449,943	17,083,360
Shares reinvested:
Initial Class	42	26
Service Class	2,327,920	1,228,286
	2,327,962	1,228,312
Shares redeemed:
Initial Class	(16)	—
Service Class	(1,370,597)	(6,129,397)
	(1,370,613)	(6,129,397)

Net increase (decrease) in shares outstanding:
Initial Class	49	26
Service Class	14,407,243	12,182,249
	14,407,292	12,182,275

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$12.30	$11.76	$11.24	$10.97	$10.00
Investment operations:
Net investment income (loss) (A) (B)	0.26	0.23	0.21	0.27	0.27
Net realized and unrealized gain (loss)	0.41	0.65	0.55	0.11	0.70
Total investment operations	0.67	0.88	0.76	0.38	0.97
Distributions:
Net investment income	(0.18)	(0.17)	(0.13)	(0.08)	—	(C)
Net realized gains	(0.38)	(0.17)	(0.11)	(0.03)	—
Total distributions	(0.56)	(0.34)	(0.24)	(0.11)	—	(C)
Net asset value, end of year	$12.41	$12.30	$11.76	$11.24	$10.97
Total return (D)	5.48%	7.67%	6.78%	3.49%	9.72%
Ratio and supplemental data:
Net assets end of year (000’s)	$12	$11	$11	$284	$275
Expenses to average net assets (E)
After (waiver/reimbursement) recapture	0.35%	0.35%	0.37%	0.37%	0.37%
Before (waiver/reimbursement) recapture	0.35%	0.35%	0.36%	0.37%	0.45%
Net investment income (loss) to average net assets (B)	2.08%	1.88%	1.83%	2.44%	2.60%
Portfolio turnover rate (F)	96%	86%	47%	47%	13%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$12.22	$11.69	$11.18	$10.94	$10.00
Investment operations:
Net investment income (loss) (A) (B)	0.23	0.20	0.25	0.27	0.33
Net realized and unrealized gain (loss)	0.41	0.65	0.49	0.07	0.61
Total investment operations	0.64	0.85	0.74	0.34	0.94
Distributions:
Net investment income	(0.16)	(0.15)	(0.12)	(0.07)	—	(C)
Net realized gains	(0.38)	(0.17)	(0.11)	(0.03)	—
Total distributions	(0.54)	(0.32)	(0.23)	(0.10)	—	(C)
Net asset value, end of year	$12.32	$12.22	$11.69	$11.18	$10.94
Total return (D)	5.24%	7.47%	6.62%	3.17%	9.42%
Ratio and supplemental data:
Net assets end of year (000’s)	$755,641	$573,898	$406,592	$226,876	$84,673
Expenses to average net assets (E)
After (waiver/reimbursement) recapture	0.59%	0.60%	0.62%	0.62%	0.62%
Before (waiver/reimbursement) recapture	0.59%	0.60%	0.61%	0.62%	0.70%
Net investment income (loss) to average net assets (B)	1.89%	1.66%	2.14%	2.42%	3.14%
Portfolio turnover rate (F)	96%	86%	47%	47%	13%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Vanguard ETF Portfolio - Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $50 million	0.32%
Over $50 million up to $250 million	0.30%
Over $250 million	0.28%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.37%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities	Sales of securities
$ 780,181,445	$ 620,785,804

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and foreign currency transactions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to distribution reclassifications. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (distributions in excess of) net investment income (loss)	3,137
Accumulated net realized gain (loss)	(3,137)

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$12,793,241
Long-Term Capital Gain	15,701,011
2013 Distributions paid from:
Ordinary Income	$8,925,111
Long-Term Capital Gain	5,409,294

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$24,089,557
Undistributed Long-Term Capital Gain	24,155,575
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	(3,591,967)

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Vanguard ETF Portfolio - Conservative VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Vanguard ETF Portfolio - Conservative VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Vanguard ETF Portfolio - Conservative VP (one of the Portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Conservative VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $15,701,011 for the year ended December 31, 2014.

The Portfolio expects to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Portfolio’s shareholders.

Foreign Source Income	Foreign Taxes
$ 1,849,335	$ 86,562

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Growth VP

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2014, can be summarized as great expectations that were never met. This was especially true for the economic recovery and an anticipated sell-off in fixed income markets.

In the U.S., the economy got off to a poor start as severe weather led to a freeze in economic activity during the first quarter of the year. Underwhelming economic performance was not just a U.S. event, however. Lending in Europe remained low as banks shored up their balance sheets in order to pass the Eurozone’s asset quality review test. The restriction of private credit, especially to small and medium-sized enterprises, is completely contrary to what is required for an economic expansion. The resulting slowdown encompassed most of the region; even the German growth engine lost steam.

Against this backdrop, market volatility rose. Equity markets ended the year with a decent gain, but only after enduring two 5%-7% declines. Commodities experienced a major sell-off that trimmed the price of crude oil by one-third or more. In fixed income markets, lower-quality securities were jumbled by the commodities sell-off as investors worried about the future financial health of companies and countries heavily dependent on commodities production.

When all was said and done, high-quality, long-duration fixed income, most notably 30-year U.S. Treasuries, was among the best-performing asset classes. To some extent, the relative strength of long-term Treasuries was due to a divergence in global monetary policy. While the U.S. and U.K. began winding down quantitative easing (“QE”) and talking about raising interest rates, Japan and Europe moved the other direction - either increasing the QE pace or seeking alternative ways to implement QE policy. Even the largest emerging market country (China) added stimulus through numerous channels. The result was a large difference in rates on sovereign bonds. Yield-seeking investors in low-yielding countries bought debt instruments from countries offering (relatively) higher interest rates, creating a tailwind for long-term U.S. Treasuries.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Vanguard ETF Portfolio - Growth VP, Initial Class returned 4.17%. By comparison, its primary, secondary, and additional benchmarks, the MSCI U.S. Broad Market Index and the Transamerica Vanguard ETF Portfolio - Growth VP Blended Benchmark (“blended benchmark”), returned 12.66% and 7.30%, respectively.

The blended benchmark is comprised of the MSCI U.S. Broad Market Index 52%, the Barclays U.S. Aggregate Bond Index 25%, and the FTSE All-World Index ex-U.S. 23%.

STRATEGY REVIEW

The Portfolio delivered a positive total return for the year, while lagging its benchmark. We attribute the relatively weaker results primarily to underweighting equities at various points during the year.

Throughout the year, we were sensitive to the possibility that the U.S. Federal Reserve would end its QE program and, with it, the downward pressure on interest rates. We positioned the Portfolio so as to reduce the effect of rising rates - that is, with a below-benchmark duration (i.e., lower sensitivity to changing interest rates than the fixed income component of the benchmark). Contrary to expectations, interest rates fell (and prices, which move in opposition to rates, rose). The Portfolio benefited from this rally, generating a positive return for the fixed income portion of the Portfolio that was only modestly lower than that of the benchmark.

Likewise, the Portfolio’s equity component contributed to return but lagged the equity portion of the benchmark. In the aggregate, the (primarily Vanguard) exchange-traded funds we selected made a positive contribution to total return. However, the Portfolio’s overall equity exposure, which can vary from 35% to 100% of Portfolio assets as equity-market volatility waxes and wanes, was reduced when volatility increased - most notably in August and again in December, in the wake of the oil-price shock. Despite the elevated volatility, the broad stock market ended the quarter (and year) with a gain, and the Portfolio did not capture as much of this upside as it might have.

David R. Halfpap, CFA

Frank Rybinski, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	4.17%	9.24%	5.25%	05/01/2008
MSCI U.S. Broad Market Index (A) (B)	12.66%	15.75%	8.96%
Transamerica Vanguard ETF Portfolio -Growth VP Blended Benchmark (A) (C) (D)	7.30%	10.61%	6.31%
Service Class	3.97%	9.01%	4.97%	05/01/2008

(A) The Transamerica Vanguard ETF Portfolio - Growth VP Blended Benchmark is composed of the following benchmarks: MSCI U.S. Broad Market Index 52%, Barclays U.S. Aggregate Bond Index 25%, and FTSE All-World Index ex-U.S. 23%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

(B) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(C) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$997.80	$1.66	$1,023.50	$1.68	0.33%
Service Class	1,000.00	997.20	2.92	1,022.30	2.96	0.58

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Capital Markets	82.4%
Region Fund - European	8.5
Securities Lending Collateral	7.7
Region Fund - Asian Pacific	5.0
Emerging Markets - Equity	3.3
Repurchase Agreement	1.3
Net Other Assets (Liabilities)	(8.2)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
INVESTMENT COMPANIES - 99.2%
Capital Markets - 82.4%
Vanguard Extended Market ETF (A)	1,369,375	$ 120,217,431
Vanguard Intermediate-Term Bond ETF (A)	362,611	30,705,900
Vanguard Long-Term Bond ETF (A)	253,381	23,878,625
Vanguard Mortgage-Backed Securities ETF (A)	1,002,613	53,148,515
Vanguard S&P 500 ETF (A)	2,700,512	508,911,486
Vanguard Short-Term Bond ETF (A)	771,697	61,697,175
Vanguard Total Bond Market ETF (A)	15,375,780	1,266,502,999
Vanguard Total Stock Market ETF (A)	5,478,135	580,682,310

		2,645,744,441

Emerging Markets - Equity - 3.3%
Vanguard FTSE Emerging Markets ETF (A)	2,634,780	105,443,896

Region Fund - Asian Pacific - 5.0%
Vanguard FTSE Pacific ETF (A)	2,836,892	161,844,689

Region Fund - European - 8.5%
Vanguard FTSE Europe ETF (A)	5,182,569	271,618,441

Total Investment Companies (Cost $3,187,349,342)		3,184,651,467

SECURITIES LENDING COLLATERAL - 7.7%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (B)	247,360,897	247,360,897

Total Securities Lending Collateral (Cost $247,360,897)		247,360,897

Principal	Value
REPURCHASE AGREEMENT - 1.3%

State Street Bank & Trust Co. 0.01% (B), dated 12/31/2014, to be repurchased at $41,235,323 on 01/02/2015. Collateralized by U.S. Government Agency Obligations, 3.00%, due 06/25/2037 - 07/25/2037, and with a total value of $42,063,303.

$ 41,235,300	$ 41,235,300

Total Repurchase Agreement (Cost $41,235,300)	41,235,300

Total Investments (Cost $3,475,945,539) (C)	3,473,247,664
Net Other Assets (Liabilities) - (8.2)%	(262,162,357)

Net Assets - 100.0%	$ 3,211,085,307

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Investment Companies	$3,184,651,467	$—	$—	$3,184,651,467
Securities Lending Collateral	247,360,897	—	—	247,360,897
Repurchase Agreement	—	41,235,300	—	41,235,300

Total Investments	$3,432,012,364	$41,235,300	$—	$3,473,247,664

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $242,046,293. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2014.
(C)	Aggregate cost for federal income tax purposes is $3,534,723,232. Aggregate gross unrealized appreciation and depreciation for all securities is $22,168,379 and $83,643,947, respectively. Net unrealized depreciation for tax purposes is $61,475,568.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Unaffiliated investments, at value (cost $3,434,710,239) (including securities loaned of $242,046,293)	$3,432,012,364
Repurchase agreement, at value (cost $41,235,300)	41,235,300
Receivables:
Shares sold	1,527,635
Investments sold	201,637,005
Interest	11
Net income from securities lending	62,419
Prepaid expenses	10,979

Total assets	3,676,485,713

Liabilities:
Payables and other liabilities:
Shares redeemed	29,171
Investments purchased	216,305,328
Investment advisory fees	815,961
Distribution and service fees	720,679
Administration fees	72,369
Transfer agent fees	6,929
Trustees fees	1,105
Audit and tax fees	24,182
Custody fees	10,450
Printing and shareholder reports fees	47,574
Other	5,761
Collateral for securities on loan	247,360,897

Total liabilities	465,400,406

Net assets	$3,211,085,307

Net assets consist of:
Capital stock ($0.01 par value)	$2,999,327
Additional paid-in capital	2,942,033,008
Undistributed (distributions in excess of) net investment income (loss)	47,882,444
Accumulated net realized gain (loss)	220,868,403
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	(2,697,875)

Net assets	$3,211,085,307

Net assets by class:
Initial Class	$13,262,999
Service Class	3,197,822,308

Shares outstanding:
Initial Class	1,223,269
Service Class	298,709,402

Net asset value and offering price per share:
Initial Class	$10.84
Service Class	10.71

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income from unaffiliated investments	$62,731,541
Interest income from repurchase agreements	2,492
Net income from securities lending	668,359

Total investment income	63,402,392

Expenses:
Investment advisory fees	7,517,232
Distribution and service fees:
Service Class	6,628,183
Administration fees	665,824
Transfer agent fees	40,708
Trustees fees	99,021
Audit and tax fees	53,461
Custody fees	98,132
Legal fees	161,284
Printing and shareholder reports fees	74,581
Other	151,749

Total expenses	15,490,175

Net investment income (loss)	47,912,217

Net realized gain (loss) on:
Unaffiliated investments	236,988,464
Distributions from unaffiliated investments	2,633,274

Net realized gain (loss)	239,621,738

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(189,587,090)

Net change in unrealized appreciation (depreciation)	(189,587,090)

Net realized and change in unrealized gain (loss)	50,034,648

Net increase (decrease) in net assets resulting from operations	$97,946,865

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$47,912,217	$27,632,170
Net realized gain (loss)	239,621,738	150,780,340
Net change in unrealized appreciation (depreciation)	(189,587,090)	99,819,020
Net increase (decrease) in net assets resulting from operations	97,946,865	278,231,530

Distributions to shareholders:
Net investment income:
Initial Class	(146,624)	(107,781)
Service Class	(27,534,196)	(21,160,066)
Total distributions from net investment income	(27,680,820)	(21,267,847)
Net realized gains:
Initial Class	(713,505)	(155,769)
Service Class	(153,867,565)	(34,175,371)
Total distributions from net realized gains	(154,581,070)	(34,331,140)
Total distributions to shareholders	(182,261,890)	(55,598,987)

Capital share transactions:
Proceeds from shares sold:
Initial Class	6,581,618	3,747,311
Service Class	687,054,276	715,220,475
	693,635,894	718,967,786
Issued from fund acquisition:
Initial Class	14,513	1,799,406
Service Class	248,564,129	152,270,461
	248,578,642	154,069,867
Dividends and distributions reinvested:
Initial Class	860,129	263,550
Service Class	181,401,761	55,335,437
	182,261,890	55,598,987
Cost of shares redeemed:
Initial Class	(3,293,190)	(1,409,028)
Service Class	(52,233,684)	(68,311,422)
	(55,526,874)	(69,720,450)
Net increase (decrease) in net assets resulting from capital share transactions	1,068,949,552	858,916,190
Net increase (decrease) in net assets	984,634,527	1,081,548,733

Net assets:
Beginning of year	2,226,450,780	1,144,902,047
End of year	$3,211,085,307	$2,226,450,780
Undistributed (distributions in excess of) net investment income (loss)	$47,882,444	$27,620,453

Capital share transactions - shares:
Shares issued:
Initial Class	592,053	358,761
Service Class	62,353,061	68,517,154
	62,945,114	68,875,915
Shares issued on fund acquisition:
Initial Class	1,336	171,960
Service Class	23,167,286	14,702,746
	23,168,622	14,874,706
Shares reinvested:
Initial Class	79,056	25,587
Service Class	16,874,582	5,425,043
	16,953,638	5,450,630
Shares redeemed:
Initial Class	(302,711)	(133,608)
Service Class	(4,843,413)	(6,607,191)
	(5,146,124)	(6,740,799)

Net increase (decrease) in shares outstanding:
Initial Class	369,734	422,700
Service Class	97,551,516	82,037,752
	97,921,250	82,460,452

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$11.14	$9.67	$9.60	$9.96	$9.01
Investment operations:
Net investment income (loss) (A) (B)	0.23	0.20	0.22	0.20	0.28
Net realized and unrealized gain (loss)	0.24	1.62	0.87	(0.29)	0.87
Total investment operations	0.47	1.82	1.09	(0.09)	1.15
Distributions:
Net investment income	(0.13)	(0.14)	(0.18)	(0.16)	(0.11)
Net realized gains	(0.64)	(0.21)	(0.84)	(0.11)	(0.09)
Total distributions	(0.77)	(0.35)	(1.02)	(0.27)	(0.20)
Net asset value, end of year	$10.84	$11.14	$9.67	$9.60	$9.96
Total return (C)	4.17%	19.09%	11.79%	(0.86)%	13.15%
Ratio and supplemental data:
Net assets end of year (000’s)	$13,263	$9,510	$4,165	$2,017	$2,686
Expenses to average net assets (D)
After (waiver/reimbursement) recapture	0.33%	0.34%	0.34%	0.34%	0.34%
Before (waiver/reimbursement) recapture	0.33%	0.34%	0.34%	0.34%	0.34%
Net investment income (loss) to average net assets (B)	2.03%	1.92%	2.24%	1.94%	2.99%
Portfolio turnover rate (E)	304%	98%	76%	79%	7%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$11.02	$9.58	$9.52	$9.89	$8.95
Investment operations:
Net investment income (loss) (A) (B)	0.20	0.18	0.21	0.20	0.20
Net realized and unrealized gain (loss)	0.24	1.60	0.85	(0.32)	0.93
Total investment operations	0.44	1.78	1.06	(0.12)	1.13
Distributions:
Net investment income	(0.11)	(0.13)	(0.16)	(0.15)	(0.10)
Net realized gains	(0.64)	(0.21)	(0.84)	(0.10)	(0.09)
Total distributions	(0.75)	(0.34)	(1.00)	(0.25)	(0.19)
Net asset value, end of year	$10.71	$11.02	$9.58	$9.52	$9.89
Total return (C)	3.97%	18.78%	11.55%	(1.13)%	13.00%
Ratio and supplemental data:
Net assets end of year (000’s)	$3,197,822	$2,216,941	$1,140,737	$849,926	$705,936
Expenses to average net assets (D)
After (waiver/reimbursement) recapture	0.58%	0.59%	0.59%	0.59%	0.59%
Before (waiver/reimbursement) recapture	0.58%	0.59%	0.59%	0.59%	0.59%
Net investment income (loss) to average net assets (B)	1.80%	1.69%	2.13%	2.02%	2.25%
Portfolio turnover rate (E)	304%	98%	76%	79%	7%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Vanguard ETF Portfolio - Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $50 million	0.32%
Over $50 million up to $250 million	0.30%
Over $250 million	0.28%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.37%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities	Sales of securities
$ 8,752,065,747	$ 8,067,142,065

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, prior year long-term cap gains distributions on stock loan shares, and organizational expenses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to distribution reclassifications and a merger adjustment. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$920,717
Undistributed (distributions in excess of) net investment income (loss)	30,594
Accumulated net realized gain (loss)	(951,311)

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$66,247,157
Long-Term Capital Gain	116,014,733
2013 Distributions paid from:
Ordinary Income	$28,917,984
Long-Term Capital Gain	26,681,003

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$254,716,360
Undistributed Long-Term Capital Gain	72,819,525
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	(7,345)
Net Unrealized Appreciation (Depreciation)	(61,475,568)

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. REORGANIZATIONS

On November 7, 2014, Transamerica Vanguard ETF Portfolio - Growth VP acquired all of the net assets of Transamerica Vanguard ETF Portfolio - Aggressive Growth VP pursuant to a Plan of Reorganization. Transamerica Vanguard ETF Portfolio - Growth VP is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 23,168,622 shares of Transamerica Vanguard ETF Portfolio - Growth VP for 15,679,225 shares of Transamerica Vanguard ETF Portfolio - Aggressive Growth VP outstanding on November 7, 2014. Transamerica Vanguard ETF Portfolio - Aggressive Growth VP’s net assets at that date, $248,578,642, including $33,290,573 unrealized appreciation, were combined with those of Transamerica Vanguard ETF Portfolio - Growth VP. The aggregate net assets of Transamerica Vanguard ETF Portfolio - Growth VP immediately before the acquisition were $2,909,242,482; the combined net assets of Transamerica Vanguard ETF Portfolio - Growth VP immediately after the acquisition were $3,157,821,124. Shares issued with the acquisition were as follows:

Transamerica Vanguard ETF Portfolio - Aggressive Growth VP

Class	Shares	Amount
Initial	1,336	$14,513
Service	23,167,286	248,564,129

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 7. (continued)

The exchange ratio of the reorganization for the Portfolio is as follows (Transamerica Vanguard ETF Portfolio - Growth VP shares issuable/ Transamerica Vanguard ETF Portfolio - Aggressive Growth VP shares outstanding on November 7, 2014):

Transamerica Vanguard ETF Portfolio - Aggressive Growth VP

Class	Exchange Ratio
Initial	1.47
Service	1.48

Assuming the reorganization had been completed on January 1, 2014, the beginning of the annual reporting period of the Portfolio, the Portfolio’s pro forma results of operations for the year ended December 31, 2014, are as follows:

Net Investment Income (Loss)	$52,856,949
Net Realized and Change in Unrealized Gain (Loss)	58,718,434
Net Increase (Decrease) in Net Assets Resulting from Operations	111,575,383

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of Transamerica Vanguard ETF Portfolio - Aggressive Growth VP that have been included in Transamerica Vanguard ETF Portfolio - Growth VP’s Statement of Operations since November 7, 2014.

On May 1, 2013, Transamerica Vanguard ETF Portfolio - Growth VP acquired all of the net assets of Transamerica Efficient Markets VP pursuant to a Plan of Reorganization. Transamerica Vanguard ETF Portfolio - Growth VP is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 14,874,706 shares of Transamerica Vanguard ETF Portfolio - Growth VP for 12,053,880 shares of Transamerica Efficient Markets VP outstanding on May 1, 2013. Transamerica Efficient Markets VP’s net assets at that date, $154,069,867, including $1,861,130 unrealized appreciation, were combined with those of Transamerica Vanguard ETF Portfolio - Growth VP. The aggregate net assets of Transamerica Vanguard ETF Portfolio - Growth VP immediately before the acquisition were $1,370,840,905; the combined net assets of Transamerica Vanguard ETF Portfolio - Growth VP immediately after the acquisition were $1,524,910,772. Shares issued with the acquisition were as follows:

Transamerica Efficient Markets VP

Class	Shares	Amount
Initial	171,960	$1,799,406
Service	14,702,746	152,270,461

The exchange ratio of the reorganization for the Portfolio is as follows (Transamerica Vanguard ETF Portfolio - Growth VP shares issuable/ Transamerica Efficient Markets VP shares outstanding on May 1, 2013):

Transamerica Efficient Markets VP

Class	Exchange Ratio
Initial	1.23
Service	1.23

Transamerica Series Trust	Annual Report 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Vanguard ETF Portfolio - Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Vanguard ETF Portfolio - Growth VP (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Vanguard ETF Portfolio - Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Vanguard ETF Portfolio - Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $116,014,733 for the year ended December 31, 2014.

The Portfolio expects to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Portfolio’s shareholders.

Foreign Source Income	Foreign Taxes
$ 17,318,839	$ 921,969

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Balanced Allocation VP

(formerly, Transamerica ING Balanced Allocation VP)

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2014, can be summarized as great expectations that were never met. This was especially true for the economic recovery and an anticipated sell-off in fixed income markets.

In the U.S., the economy got off to a poor start as severe weather led to a freeze in economic activity during the first quarter of the year. Underwhelming economic performance was not just a U.S. event, however. Lending in Europe remained low as banks shored up their balance sheets in order to pass the Eurozone’s asset quality review test. The restriction of private credit, especially to small and medium-sized enterprises, is completely contrary to what is required for an economic expansion. The resulting slowdown encompassed most of the region; even the German growth engine lost steam.

Against this backdrop, market volatility rose. Equity markets ended the year with a decent gain, but only after enduring two 5%-7% declines. Commodities experienced a major sell-off that trimmed the price of crude oil by one-third or more. In fixed income markets, lower-quality securities were jumbled by the commodities sell-off as investors worried about the future financial health of companies and countries heavily dependent on commodities production.

When all was said and done, high-quality, long-duration fixed income, most notably 30-year U.S. Treasuries, was among the best-performing asset classes. To some extent, the relative strength of long-term Treasuries was due to a divergence in global monetary policy. While the U.S. and U.K. began winding down quantitative easing (“QE”) and talking about raising interest rates, Japan and Europe moved the other direction - either increasing the QE pace or seeking alternative ways to implement QE policy. Even the largest emerging market country (China) added stimulus through numerous channels. The result was a large difference in rates on sovereign bonds. Yield-seeking investors in low-yielding countries bought debt instruments from countries offering (relatively) higher interest rates, creating a tailwind for long-term U.S. Treasuries.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Voya Balanced Allocation VP, Service Class returned 0.79%. By comparison, its primary, secondary, and additional benchmarks, the Barclays U.S. Aggregate Bond Index, Wilshire 5000® Total Market Index, and Transamerica Voya Balanced Allocation VP Blended Benchmark (“blended benchmark”), returned 5.97%, 12.10%, and 7.04%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 50%, the S&P 500® 35%, and the MSCI Europe, Australasia, Far East Index 15%.

STRATEGY REVIEW

The Portfolio is designed to provide a mix of approximately 50% equity and 50% fixed-income securities over time. Under the Portfolio’s volatility management guidelines, maximum equity exposure can range from 15% (when market volatility is unusually high) to 70% (when volatility is extremely low). Adherence to volatility management guidelines was a source of the Portfolio’s underperformance. So, too, were its exposure to master limited partnerships (“MLPs”), defensive positioning, an emphasis on short-term bonds and, generally speaking, below-benchmark returns for many of the underlying funds available for use in the Portfolio.

The holdings of the Portfolio are broadly diversified across domestic and international stocks, Treasuries, Treasury Inflation Protected Securities, mortgage-backed securities, high-yield bonds, international bonds, MLP from the energy sector, and global real estate. MLPs fared poorly in the later months of the year, as oil prices declined sharply.

We adjust the Portfolio’s holdings in response to shorter-term market conditions. For example, in early 2014 we reduced equity exposure in response to the risk of war between Russia and Ukraine. However, the risk was short-lived and did not cause a significant equity decline. As a result, our defensive move out of equities detracted from return relative to the benchmark. Likewise, a defensive shift from intermediate-term bond funds to short-term bond funds was detrimental, as intermediate-term bond funds dramatically outperformed short-term bond funds.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Balanced Allocation VP

(formerly, Transamerica ING Balanced Allocation VP)

(unaudited)

STRATEGY REVIEW (continued)

We seek to find and use quality active fund managers in the Transamerica lineup that specialize in each asset class and style. We monitor these managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative skill. In 2014, active managers, including those selected for the Portfolio, generally had poor performance relative to their benchmarks. The best-performing fund in the Portfolio was the Transamerica JPMorgan Mid Cap Value VP.

One bright spot for the Portfolio was the use of foreign currency futures contracts to hedge the Portfolio’s foreign currency exposure and to profit from the rising U.S. dollar. We took short positions in the euro and yen beginning in August 2014 that added modestly to total return.

Todd R. Porter, CFA

Maciej J. Kowara, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Balanced Allocation VP

(formerly, Transamerica ING Balanced Allocation VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	0.79%	4.68%	05/01/2013
Barclays U.S. Aggregate Bond Index (A) (B)	5.97%	1.73%
Wilshire 5000® Total Market Index (A) (C)	12.10%	18.47%
Transamerica Voya Balanced Allocation VP Blended Benchmark (A) (D) (E)	7.04%	7.88%

(A) The Transamerica Voya Balanced Allocation VP Blended Benchmark is composed of the following benchmarks: Barclays U.S. Aggregate Bond Index 50%, S&P 500® 35%, and MSCI Europe, Australasia, Far East Index 15%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

(B) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Wilshire 5000® Total Market Index measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(D) The MSCI Europe, Australasia, Far East Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Balanced Allocation VP

(formerly, Transamerica ING Balanced Allocation VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$978.70	$2.84	$1,022.30	$2.91	0.57%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity	39.6%
Fixed Income	33.8
Global/International Equity	14.1
Repurchase Agreement	11.8
Inflation-Protected Securities	0.9
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Balanced Allocation VP

(formerly, Transamerica ING Balanced Allocation VP)

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
INVESTMENT COMPANIES - 88.4%
Fixed Income - 33.8%
Transamerica Bond (A)	42,955	$ 440,716
Transamerica Core Bond (A)	33,860	341,985
Transamerica Flexible Income (A)	46,786	440,260
Transamerica Floating Rate (A)	22,544	221,834
Transamerica Global Bond (A)	11,076	106,440
Transamerica High Yield Bond (A)	59,329	559,474
Transamerica Intermediate Bond (A)	27,236	276,443
Transamerica Money Market (A)	110,292	110,292
Transamerica PIMCO Total Return VP (B)	18,983	221,528
Transamerica Short-Term Bond (A)	108,924	1,100,133
Transamerica Voya Intermediate Bond VP (B)	21,819	221,022
Transamerica Voya Limited Maturity Bond VP (B)	5,473	54,947

		4,095,074

Global/International Equity - 14.1%
Transamerica Clarion Global Real Estate Securities VP (B)	8,886	116,051
Transamerica Global Equity (A) (C)	10,366	114,747
Transamerica Income & Growth (A)	48,517	518,160
Transamerica International Equity (A)	13,365	224,658
Transamerica International Equity Opportunities (A)	14,858	112,477
Transamerica International Small Cap (A)	43,277	392,521
Transamerica International Small Cap Value (A)	19,893	225,585

		1,704,199

Inflation-Protected Securities - 0.9%
Transamerica Inflation Opportunities (A)	11,054	108,222

U.S. Equity - 39.6%
Transamerica Capital Growth (A)	25,933	415,188
Transamerica Concentrated Growth (A)	7,436	123,881
Transamerica Dividend Focused (A)	36,283	477,847
Transamerica Growth Opportunities (A)	21,435	227,851
Transamerica Jennison Growth VP (B)	74,484	785,061
Transamerica JPMorgan Mid Cap Value VP (B)	21,581	489,459

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity (continued)
Transamerica Large Cap Value (A)	57,566	$ 722,456
Transamerica Mid Cap Growth (A)	11,019	124,292
Transamerica Mid Cap Value Opportunities (A)	22,983	250,516
Transamerica Small Cap Core (A)	6,659	70,581
Transamerica Small Cap Growth (A)	6,077	74,138
Transamerica Small Cap Value (A)	15,232	182,634
Transamerica Systematic Small/Mid Cap Value VP (B)	10,512	238,419
Transamerica Voya Mid Cap Opportunities VP (B)	39,231	495,491
Transamerica WMC US Growth VP (B)	3,580	121,074

		4,798,888

Total Investment Companies (Cost $10,884,857)		10,706,383

	Principal	Value
REPURCHASE AGREEMENT - 11.8%
State Street Bank & Trust Co. 0.01% (D), dated 12/31/2014, to be repurchased at $1,423,173 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 07/25/2037, and with a value of $1,455,948.	$ 1,423,172	1,423,172

Total Repurchase Agreement (Cost $1,423,172)		1,423,172

Total Investments (Cost $12,308,029) (E)		12,129,555
Net Other Assets (Liabilities) - (0.2)%		(18,569)

Net Assets - 100.0%		$ 12,110,986

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Investment Companies	$10,706,383	$—	$—	$10,706,383
Repurchase Agreement	—	1,423,172	—	1,423,172

Total Investments	$10,706,383	$1,423,172	$—	$12,129,555

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(C)	Non-income producing security.
(D)	Rate disclosed reflects the yield at December 31, 2014.
(E)	Aggregate cost for federal income tax purposes is $12,314,337. Aggregate gross unrealized appreciation and depreciation for all securities is $173,489 and $358,271, respectively. Net unrealized depreciation for tax purposes is $184,782.
(F)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Balanced Allocation VP

(formerly, Transamerica ING Balanced Allocation VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Affiliated investments, at value (cost $10,884,857)	$10,706,383
Repurchase agreement, at value (cost $1,423,172)	1,423,172
Receivables:
Dividends	750
Prepaid expenses	7

Total assets	12,130,312

Liabilities:
Payable and other liabilities:
Shares redeemed	492
Investment advisory fees	1,092
Distribution and service fees	2,731
Administration fees	273
Transfer agent fees	27
Trustees fees	4
Audit and tax fees	13,393
Custody fees	132
Printing and shareholder reports fees	1,165
Other	17

Total liabilities	19,326

Net assets	$12,110,986

Net assets consist of:
Capital stock ($0.01 par value)	$11,423
Additional paid-in capital	11,886,835
Undistributed (distributions in excess of) net investment income (loss)	158,148
Accumulated net realized gain (loss)	233,054
Net unrealized appreciation (depreciation) on:
Affiliated investments	(178,474)

Net assets	$12,110,986

Shares outstanding	1,142,281

Net asset value and offering price per share	$10.60

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income from affiliated investments	$224,913
Interest income from repurchase agreements	74

Total investment income	224,987

Expenses:
Investment advisory fees	10,080
Distribution and service fees	25,201
Administration fees	2,520
Transfer agent fees	161
Trustees fees	364
Audit and tax fees	13,348
Custody fees	8,226
Legal fees	638
Printing and shareholder reports fees	1,054
Other	403

Total expenses	61,995

Expenses (waived/reimbursed) recaptured	1,818

Net expenses	63,813

Net investment income (loss)	161,174

Net realized gain (loss) on:
Affiliated investments	(23,945)
Distributions from affiliated investments	264,837

Net realized gain (loss)	240,892

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(329,625)

Net change in unrealized appreciation (depreciation)	(329,625)

Net realized and change in unrealized gain (loss)	(88,733)

Net increase (decrease) in net assets resulting from operations	$72,441

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Balanced Allocation VP

(formerly, Transamerica ING Balanced Allocation VP)

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	December 31, 2014	December 31, 2013 (A)
From operations:
Net investment income (loss)	$161,174	$94,274
Net realized gain (loss)	240,892	85,923
Net change in unrealized appreciation (depreciation)	(329,625)	151,151
Net increase (decrease) in net assets resulting from operations	72,441	331,348

Distributions to shareholders:
Net investment income	(97,413)	—
Net realized gains	(94,134)	—
Total distributions to shareholders	(191,547)	—

Capital share transactions:
Proceeds from shares sold	5,219,953	7,107,894
Dividends and distributions reinvested	191,547	—
Cost of shares redeemed	(376,806)	(243,844)
Net increase (decrease) in net assets resulting from capital share transactions	5,034,694	6,864,050
Net increase (decrease) in net assets	4,915,588	7,195,398

Net assets:
Beginning of period/year	7,195,398	—
End of period/year	$12,110,986	$7,195,398
Undistributed (distributions in excess of) net investment income (loss)	$158,148	$94,387

Capital share transactions - shares:
Shares issued	488,067	696,107
Shares reinvested	17,720	—
Shares redeemed	(35,335)	(24,278)
Net increase (decrease) in shares outstanding	470,452	671,829

(A)	Commenced operations on May 1, 2013.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Balanced Allocation VP

(formerly, Transamerica ING Balanced Allocation VP)

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and year indicated:
	December 31, 2014	December 31, 2013(A)
Net asset value, beginning of period/year	$10.71	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.17	0.30
Net realized and unrealized gain (loss)	(0.08)	0.41
Total investment operations	0.09	0.71
Distributions:
Net investment income	(0.10)	—
Net realized gains	(0.10)	—
Total distributions	(0.20)	—
Net asset value, end of period/year	$10.60	$10.71
Total return (D)	0.79%	7.10	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$12,111	$7,195
Expenses to average net assets (F)
After (waiver/reimbursement) recapture	0.63%	1.40	%(G)
Before (waiver/reimbursement) recapture	0.62%	1.48	%(G)
Net investment income (loss) to average net assets (C)	1.60%	4.33	%(G)
Portfolio turnover rate (H)	141%	20	%(E)

(A)	Commenced operations on May 1, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Balanced Allocation VP

(formerly, Transamerica ING Balanced Allocation VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective May 1, 2014, Transamerica ING Balanced Allocation VP changed its name to Transamerica Voya Balanced Allocation VP (the “Portfolio”). The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Balanced Allocation VP

(formerly, Transamerica ING Balanced Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Balanced Allocation VP

(formerly, Transamerica ING Balanced Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Balanced Allocation VP

(formerly, Transamerica ING Balanced Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out on the Statement of Operations.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Effective May 1, 2014
First $10 billion	0.10%
Over $10 billion	0.09%
Prior to May 1, 2014	0.10%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
1.15%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, the amount recaptured by TAM was $1,818. There were no additional amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% of Service Class.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Balanced Allocation VP

(formerly, Transamerica ING Balanced Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities	Sales of securities
$ 16,858,252	$ 13,229,324

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to non real estate investment trust return of capital. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$97,413
Long-Term Capital Gain	94,134
2013 Distributions paid from:
Ordinary Income	$—
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$158,148
Undistributed Long-Term Capital Gain	239,362
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	(184,782)

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Balanced Allocation VP

(formerly, Transamerica ING Balanced Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Voya Balanced Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Voya Balanced Allocation VP (formerly, ING Balanced Allocation VP) (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statements of operations for the year then ended and the statement of changes in net assets and the financial highlights for the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Voya Balanced Allocation VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended and the statement of changes in its net assets and the financial highlights for the years or periods indicated therein in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Balanced Allocation VP

(formerly, Transamerica ING Balanced Allocation VP)

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $94,134 for the year ended December 31, 2014.

The Portfolio expects to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Portfolio’s shareholders.

Foreign Source Income	Foreign Taxes
$ 16,816	$ 939

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Conservative Allocation VP

(formerly, Transamerica ING Conservative Allocation VP)

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2014, can be summarized as great expectations that were never met. This was especially true for the economic recovery and an anticipated sell-off in fixed income markets.

In the U.S., the economy got off to a poor start as severe weather led to a freeze in economic activity during the first quarter of the year. Underwhelming economic performance was not just a U.S. event, however. Lending in Europe remained low as banks shored up their balance sheets in order to pass the Eurozone’s asset quality review test. The restriction of private credit, especially to small and medium-sized enterprises, is completely contrary to what is required for an economic expansion. The resulting slowdown encompassed most of the region; even the German growth engine lost steam.

Against this backdrop, market volatility rose. Equity markets ended the year with a decent gain, but only after enduring two 5%-7% declines. Commodities experienced a major sell-off that trimmed the price of crude oil by one-third or more. In fixed income markets, lower-quality securities were jumbled by the commodities sell-off as investors worried about the future financial health of companies and countries heavily dependent on commodities production.

When all was said and done, high-quality, long-duration fixed income, most notably 30-year U.S. Treasuries, was among the best-performing asset classes. To some extent, the relative strength of long-term Treasuries was due to a divergence in global monetary policy. While the U.S. and U.K. began winding down quantitative easing (“QE”) and talking about raising interest rates, Japan and Europe moved the other direction - either increasing the QE pace or seeking alternative ways to implement QE policy. Even the largest emerging market country (China) added stimulus through numerous channels. The result was a large difference in rates on sovereign bonds. Yield-seeking investors in low-yielding countries bought debt instruments from countries offering (relatively) higher interest rates, creating a tailwind for long-term U.S. Treasuries.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Voya Conservative Allocation VP, Service Class returned 0.09%. By comparison, its primary, secondary, and additional benchmarks, the Barclays U.S. Aggregate Bond Index, Wilshire 5000® Total Market Index, and Transamerica Voya Conservative Allocation VP Blended Benchmark (“blended benchmark”), returned 5.97%, 12.10%, and 6.83%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 65%, the S&P 500® 25%, and the MSCI Europe, Australasia, Far East Index 10%.

STRATEGY REVIEW

The Portfolio is designed to provide a mix of approximately 35% equity and 65% fixed-income securities over time. Under the Portfolio’s volatility management guidelines, maximum equity exposure can range from 0% (when market volatility is unusually high) to 50% (when volatility is extremely low). Adherence to volatility management guidelines was a source of the Portfolio’s underperformance. So, too, were its exposure to master limited partnerships (“MLPs”), defensive positioning, an emphasis on short-term bonds and, generally speaking, below-benchmark returns for many of the underlying funds available for use in the Portfolio.

The holdings of the Portfolio are broadly diversified across domestic and international stocks, Treasuries, Treasury Inflation Protected Securities, mortgage-backed securities, high-yield bonds, international bonds, MLP from the energy sector, and global real estate. MLPs fared poorly in the later months of the year, as oil prices declined sharply.

We adjust the Portfolio’s holdings in response to shorter-term market conditions. For example, in early 2014 we reduced equity exposure in response to the risk of war between Russia and Ukraine. However, the risk was short-lived and did not cause a significant equity decline. As a result, our defensive move out of equities detracted from return relative to the benchmark. Likewise, a defensive shift from intermediate-term bond funds to short-term bond funds was detrimental, as intermediate-term bond funds dramatically outperformed short-term bond funds.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Conservative Allocation VP

(formerly, Transamerica ING Conservative Allocation VP)

(unaudited)

STRATEGY REVIEW (continued)

We seek to find and use quality active fund managers in the Transamerica lineup that specialize in each asset class and style. We monitor these managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative skill. In 2014, active managers, including those selected for the Portfolio, generally had poor performance relative to their benchmarks. The best-performing fund in the Portfolio was Transamerica JPMorgan Mid Cap Value VP.

One bright spot for the Portfolio was the use of foreign currency futures contracts to hedge the Portfolio’s foreign currency exposure and to profit from the rising U.S. dollar. We took short positions in the euro and yen beginning in August 2014 that added modestly to total return.

Todd R. Porter, CFA

Maciej J. Kowara, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Conservative Allocation VP

(formerly, Transamerica ING Conservative Allocation VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	0.09%	1.78%	05/01/2013
Barclays U.S. Aggregate Bond Index (A) (B)	5.97%	1.73%
Wilshire 5000® Total Market Index (A) (C)	12.10%	18.47%
Transamerica Voya Conservative Allocation VP Blended Benchmark (A) (D) (E)	6.83%	6.09%

(A) The Transamerica Voya Conservative Allocation VP Blended Benchmark is composed of the following benchmarks: Barclays U.S. Aggregate Bond Index 65%, S&P 500® 25%, and MSCI Europe, Australasia, Far East Index 10%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

(B) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Wilshire 5000® Total Market Index measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(D) The MSCI Europe, Australasia, Far East Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Conservative Allocation VP

(formerly, Transamerica ING Conservative Allocation VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$978.10	$7.13	$1,018.00	$7.27	1.43%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Fixed Income	51.1%
U.S. Equity	30.9
Repurchase Agreement	10.9
Global/International Equity	8.0
Net Other Assets (Liabilities)	(0.9)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Conservative Allocation VP

(formerly, Transamerica ING Conservative Allocation VP)

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
INVESTMENT COMPANIES - 90.0%
Fixed Income - 51.1%
Transamerica Bond (A)	4,771	$ 48,946
Transamerica Core Bond (A)	5,605	56,611
Transamerica Flexible Income (A)	6,924	65,151
Transamerica Floating Rate (A)	3,340	32,862
Transamerica High Yield Bond (A)	8,561	80,733
Transamerica Intermediate Bond (A)	6,447	65,439
Transamerica Money Market (A)	16,317	16,317
Transamerica PIMCO Total Return VP (B)	3,511	40,968
Transamerica Short-Term Bond (A)	32,238	325,602
Transamerica Voya Intermediate Bond VP (B)	802	8,129
Transamerica Voya Limited Maturity Bond VP (B)	5,669	56,913

		797,671

Global/International Equity - 8.0%
Transamerica Clarion Global Real Estate Securities VP (B)	1,317	17,201
Transamerica Income & Growth (A)	5,311	56,719
Transamerica International Equity (A)	991	16,651
Transamerica International Small Cap (A)	1,873	16,984
Transamerica International Small Cap Value (A)	1,498	16,984

		124,539

U.S. Equity - 30.9%
Transamerica Concentrated Growth (A)	2,807	46,759
Transamerica Dividend Focused (A)	4,038	53,176
Transamerica Growth Opportunities (A)	2,379	25,289
Transamerica Jennison Growth VP (B)	8,361	88,120
Transamerica JPMorgan Mid Cap Value VP (B)	2,396	54,339

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity (continued)
Transamerica Large Cap Value (A)	7,312	$ 91,760
Transamerica Mid Cap Value Opportunities (A)	3,144	34,269
Transamerica Voya Mid Cap Opportunities VP (B)	4,333	54,723
Transamerica WMC US Growth VP (B)	1,033	34,949

		483,384

Total Investment Companies (Cost $1,409,848)		1,405,594

	Principal	Value
REPURCHASE AGREEMENT - 10.9%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2014, to be repurchased at $170,209 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 07/25/2037, and with a value of $178,000.	$ 170,209	170,209

Total Repurchase Agreement (Cost $170,209)		170,209

Total Investments (Cost $1,580,057) (D)		1,575,803
Net Other Assets (Liabilities) - (0.9)%		(14,801)

Net Assets - 100.0%		$ 1,561,002

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Investment Companies	$1,405,594	$—	$—	$1,405,594
Repurchase Agreement	—	170,209	—	170,209

Total Investments	$1,405,594	$170,209	$—	$1,575,803

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(C)	Rate disclosed reflects the yield at December 31, 2014.
(D)	Aggregate cost for federal income tax purposes is $1,582,265. Aggregate gross unrealized appreciation and depreciation for all securities is $22,615 and $29,077, respectively. Net unrealized depreciation for tax purposes is $6,462.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Conservative Allocation VP

(formerly, Transamerica ING Conservative Allocation VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Affiliated investments, at value (cost $1,409,848)	$1,405,594
Repurchase agreement, at value (cost $170,209)	170,209
Receivables:
Due from adviser	374
Dividends	192
Prepaid expenses	2

Total assets	1,576,371

Liabilities:
Payables and other liabilities:
Shares redeemed	945
Distribution and service fees	355
Administration fees	35
Transfer agent fees	4
Audit and tax fees	13,370
Custody fees	128
Printing and shareholder reports fees	530
Other	2

Total liabilities	15,369

Net assets	$1,561,002

Net assets consist of:
Capital stock ($0.01 par value)	$1,543
Additional paid-in capital	1,550,924
Undistributed (distributions in excess of) net investment income (loss)	7,133
Accumulated net realized gain (loss)	5,656
Net unrealized appreciation (depreciation) on:
Affiliated investments	(4,254)

Net assets	$1,561,002

Shares outstanding	154,332

Net asset value and offering price per share	$10.11

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income from affiliated investments	$31,410
Interest income from repurchase agreements	11

Total investment income	31,421

Expenses:
Investment advisory fees	1,488
Distribution and service fees	3,720
Administration fees	372
Transfer agent fees	24
Trustees fees	53
Audit and tax fees	13,193
Custody fees	8,365
Legal fees	93
Printing and shareholder reports fees	894
Other	62

Total expenses	28,264

Expenses (waived/reimbursed) recaptured	(6,986)

Net expenses	21,278

Net investment income (loss)	10,143

Net realized gain (loss) on:
Affiliated investments	(13,203)
Distributions from affiliated investments	24,059

Net realized gain (loss)	10,856

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(21,019)

Net change in unrealized appreciation (depreciation)	(21,019)

Net realized and change in unrealized gain (loss)	(10,163)

Net increase (decrease) in net assets resulting from operations	$(20)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Conservative Allocation VP

(formerly, Transamerica ING Conservative Allocation VP)

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	December 31, 2014	December 31, 2013 (A)
From operations:
Net investment income (loss)	$10,143	$13,713
Net realized gain (loss)	10,856	7,172
Net change in unrealized appreciation (depreciation)	(21,019)	16,765
Net increase (decrease) in net assets resulting from operations	(20)	37,650

Distributions to shareholders:
Net investment income	(16,703)	—
Net realized gains	(12,546)	—
Total distributions to shareholders	(29,249)	—

Capital share transactions:
Proceeds from shares sold	600,363	1,085,565
Dividends and distributions reinvested	29,249	—
Cost of shares redeemed	(156,791)	(5,765)
Net increase (decrease) in net assets resulting from capital share transactions	472,821	1,079,800
Net increase (decrease) in net assets	443,552	1,117,450

Net assets:
Beginning of period/year	1,117,450	—
End of period/year	$1,561,002	$1,117,450
Undistributed (distributions in excess of) net investment income (loss)	$7,133	$13,693

Capital share transactions - shares:
Shares issued	58,379	109,115
Shares reinvested	2,840	—
Shares redeemed	(15,429)	(573)
Net increase (decrease) in shares outstanding	45,790	108,542

(A)	Commenced operations on May 1, 2013.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Conservative Allocation VP

(formerly, Transamerica ING Conservative Allocation VP)

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and year indicated:
	December 31, 2014	December 31, 2013 (A)
Net asset value, beginning of period/year	$10.30	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.07	0.24
Net realized and unrealized gain (loss)	(0.07)	0.06
Total investment operations	—	0.30
Distributions:
Net investment income	(0.11)	—
Net realized gains	(0.08)	—
Total distributions	(0.19)	—
Net asset value, end of period/year	$10.11	$10.30
Total return (D)	(0.01)%	3.00	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,561	$1,117
Expenses to average net assets (F)
After (waiver/reimbursement) recapture	1.43%	1.43	%(G)
Before (waiver/reimbursement) recapture	1.90%	5.81	%(G)
Net investment income (loss) to average net assets (C)	0.68%	3.60	%(G)
Portfolio turnover rate (H)	146%	37	%(E)

(A)	Commenced operations on May 1, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Conservative Allocation VP

(formerly, Transamerica ING Conservative Allocation VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective May 1, 2014, Transamerica ING Conservative Allocation VP changed its name to Transamerica Voya Conservative Allocation VP (the “Portfolio”). The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Conservative Allocation VP

(formerly, Transamerica ING Conservative Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Conservative Allocation VP

(formerly, Transamerica ING Conservative Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Conservative Allocation VP

(formerly, Transamerica ING Conservative Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out on the Statement of Operations.

At the commencement of operations TAM invested in the Portfolio. As of December 31, 2014, TAM’s investment in the Portfolio was:

	Market Value	Percentage of Net Assets
Service Class	$128,741	8.25%

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Effective May 1, 2014
First $10 billion	0.10%
Over $10 billion	0.09%
Prior to May 1, 2014	0.10%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
1.18%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, the amount waived/reimbursed by TAM was $6,986.

The following amounts are available for recapture by TAM as of December 31, 2014:

Amount Available	Year Reimbursed
$16,675	2013
6,986	2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% of Service Class.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Conservative Allocation VP

(formerly, Transamerica ING Conservative Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities	Sales of securities
$ 2,348,190	$ 2,035,087

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to reclassifications of dividends received. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(1)
Undistributed (distributions in excess of) net investment income (loss)	—
Accumulated net realized gain (loss)	1

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Conservative Allocation VP

(formerly, Transamerica ING Conservative Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$16,703
Long-Term Capital Gain	12,546
2013 Distributions paid from:
Ordinary Income	$—
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$7,133
Undistributed Long-Term Capital Gain	7,864
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	(6,462)

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Voya Conservative Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Voya Conservative Allocation VP (formerly, ING Conservative Allocation VP) (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the years or periods indicated therin. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Voya Conservative Allocation VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended and the statement of changes in its net assets and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Conservative Allocation VP

(formerly, Transamerica ING Conservative Allocation VP)

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $12,546 for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

(unaudited)

MARKET ENVIRONMENT

Led by the U.S., the global economy continued to move closer to recovery. The maximum global rate of asset purchases is behind us despite recent Bank of Japan (“BOJ”) decisions. The resulting liquidity will remain in the system for some time, but its impact has already been felt in the form of low rates and volatility. Despite dovish central banks holding short-term rates low, rates on the long end of the curve have been depressed by demand. Continued yield hunger and central bank activity has driven G10 government rates to rich levels. The European Central Bank and BOJ are locked into accommodative policy for the near future. However, the Federal Open Market Committee (“FOMC”) continues to move in the opposite direction from other central banks. As U.S. Federal Reserve purchases ceased and communication began to moderate from uber-dovish to merely very dovish, they are becoming a net remover of accommodation. By the second half of the year, growth in the U.S. surprised to the upside. Fundamentals were much weaker for European and Japanese growth, and global inflation pressures were very weak. Ten-year Treasury rates fell 85 basis points due to sharp decline in oil prices and the related decline of inflation expectations, which together inspired a flight to quality bid for U.S. Treasury securities. The U.S. dollar’s rise and oil’s fall caused a meaningful correction in credit markets, a flattening of the yield curve, and eventual contagion into equities.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Voya Intermediate Bond VP, Initial Class returned 6.05%. By comparison, its benchmark, the Barclays U.S. Aggregate Bond Index returned 5.97%.

STRATEGY REVIEW

For the year ended December 31, 2014, the Portfolio outperformed its benchmark due to favorable security selection and asset allocation. Security selection and asset allocation results were positive for commercial mortgage-backed securities and asset-backed securities. Demand for commercial real estate loans remained robust, and lending standards continued to ease as the housing market continued to recover albeit at a slower pace. The Portfolio was overweight risk assets versus an underweight to Treasuries as we preferred to take credit risk over interest rate risk. Our overweight to investment grade credit benefited the Portfolio as corporate markets rallied alongside the positive U.S. economic momentum.

Duration positioning was kept slightly short relative to the benchmark as we expected higher U.S. interest rates as the first FOMC rate hike drew closer. This positioning detracted from relative performance. Our view was that rates would not spike up, but gradually move higher. The move would be restrained by the central bank’s reluctance to act prematurely, U.S. dollar strength and a domestic yield that handily eclipsed that of global alternatives like German bunds and Japanese government bonds. Voya Investment Management Co. LLC remains negative on interest rate risk, as valuations are already rich and we believe the maximum rate of global asset purchases is behind us. The recent sell-off of investment-grade credit represents an attractive buying opportunity as we believe a steadier economic growth with an accommodative central bank may help spread assets. Use of derivatives impacted the Portfolio negatively during 2014.

Christine Hurtsellers, CFA

Matthew Toms, CFA

Co-Portfolio Managers

Voya Investment Management Co. LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	10 Years or Since Inception of Class	Inception Date
Initial Class	6.05%	1.45%	05/01/2013
Barclays U.S. Aggregate Bond Index (A)	5.97%	1.73%
Service Class	5.82%	1.26%	05/01/2013

(A) The Barclays U.S. Aggregate Bond Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception date of the class. You cannot invest directly in an index. The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Interest rates may go up, causing the value of the fund’s investments to decline. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. Investing in bond funds entails interest rate and credit risk as well as additional risks in that it may invest in high-yield/high-risk bonds and is subject to greater levels of liquidity risk.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,015.30	$3.40	$1,021.80	$3.41	0.67%
Service Class	1,000.00	1,015.10	4.52	1,020.70	4.53	0.89

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	40.4%
Corporate Debt Securities	30.8
Securities Lending Collateral	25.4
U.S. Government Agency Obligations	19.0
Mortgage-Backed Securities	13.7
Asset-Backed Securities	8.2
Repurchase Agreement	3.0
Foreign Government Obligations	0.3
Purchased Swaption	0.0 *
Net Other Assets (Liabilities) ^	(40.8)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, securities sold short, TBA short commitments, and cash collateral.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 40.4%
United States - 40.4%
U.S. Treasury Bond
3.13%, 08/15/2044 (A)	$ 2,959,000	$ 3,185,547
U.S. Treasury Note
0.63%, 12/31/2016	20,348,000	20,320,978
1.00%, 12/15/2017	4,251,000	4,241,036
1.38%, 09/30/2018	78,000	77,927
1.50%, 11/30/2019 (A)	16,374,000	16,270,385
1.88%, 11/30/2021	10,000	9,941
2.00%, 01/31/2016	3,818,000	3,886,006
2.25%, 11/15/2024 (A)	7,680,000	7,731,602

Total U.S. Government Obligations (Cost $55,575,152)		55,723,422

U.S. GOVERNMENT AGENCY OBLIGATIONS - 19.0%
United States - 19.0%
Federal Home Loan Mortgage Corp.
3.00%, TBA	4,606,000	4,683,729
3.50%, TBA	721,000	749,671
4.00%, 09/01/2044	552,236	589,369
4.00%, TBA	1,633,000	1,736,306
5.50%, 11/01/2038	483,889	545,269
Federal Home Loan Mortgage Corp. REMIC
5.50%, 06/15/2037	317,562	353,191
Federal National Mortgage Association
2.50%, TBA	2,132,000	2,166,479
3.00%, 07/01/2043	48,516	49,145
3.50%, TBA	2,484,000	2,586,735
4.00%, TBA	1,495,000	1,595,545
4.50%, 03/01/2044	134,740	146,396
5.00%, 07/01/2039	475,113	529,072
5.00%, TBA	1,137,000	1,256,185
Federal National Mortgage Association Connecticut Avenue Securities
2.77%, 05/25/2024 (B)	60,000	52,467
4.57%, 01/25/2024 (B)	48,000	49,397
Federal National Mortgage Association REMIC
3.00%, 02/25/2041	1,794,453	1,854,569
Government National Mortgage Association
3.00%, TBA	102,000	104,308
3.50%, TBA	809,000	849,197
4.50%, TBA	5,025,000	5,490,401
4.75%, 05/20/2039	70,000	76,755
5.00%, 11/15/2039	634,992	702,325

Total U.S. Government Agency Obligations (Cost $26,054,189)		26,166,511

FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
Mexico - 0.0% (C)
Mexico Government International Bond
4.00%, 10/02/2023 (A)	26,000	26,975

Panama - 0.1%
Panama Government International Bond
5.20%, 01/30/2020	100,000	110,250

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Ukraine - 0.2%
Ukraine Government AID Bonds
1.84%, 05/16/2019	$ 216,000	$ 217,458

Uruguay - 0.0% (C)
Uruguay Government International Bond
4.50%, 08/14/2024 (A)	13,000	13,650
8.00%, 11/18/2022	13,272	17,486

		31,136

Total Foreign Government Obligations (Cost $379,553)		385,819

MORTGAGE-BACKED SECURITIES - 13.7%
United States - 13.7%
Alternative Loan Trust
Series 2005-10CB, Class 1A1
0.67%, 05/25/2035 (B)	336,038	280,558
Series 2005-6CB, Class 1A3
5.25%, 04/25/2035	163,239	157,767
Series 2005-J2, Class 1A12
0.57%, 04/25/2035 (B)	841,751	732,932
Series 2006-19CB, Class A12
0.57%, 08/25/2036 (B)	410,066	283,643
Series 2007-2CB, Class 2A1
0.77%, 03/25/2037 (B)	404,668	280,168
BAMLL Commercial Mortgage Securities Trust
Series 2014-INLD, Class C
2.76%, 12/15/2029, 144A (B)	440,000	439,913
BAMLL Re-REMIC Trust
Series 2014-FRR7, Class A
2.42%, 10/26/2044 (B)	170,000	166,953
Banc of America Commercial Mortgage Trust
Series 2007-3, Class AJ
5.55%, 06/10/2049 (B)	330,000	341,125
Series 2007-4, Class AJ
5.82%, 02/10/2051 (B)	530,000	549,852
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2003-2, Class H
5.74%, 03/11/2041, 144A (B)	44,000	44,000
Series 2004-2, Class H
6.03%, 11/10/2038, 144A (B)	60,000	61,831
Series 2005-2, Class H
5.27%, 07/10/2043, 144A (B)	90,000	89,968
Series 2005-4, Class D
5.16%, 07/10/2045 (B)	350,000	340,927
Banc of America Mortgage Trust
Series 2005-J, Class 2A4
2.70%, 11/25/2035 (B)	32,627	29,956
Bear Stearns Commercial Mortgage Securities Trust
Series 2004-PWR6, Class F
5.68%, 11/11/2041, 144A (B)	80,000	87,872
Series 2005-T18, Class G
5.35%, 02/13/2042, 144A (B)	600,000	560,961
CD Commercial Mortgage Trust
Series 2005-CD1, Class B
5.23%, 07/15/2044 (B)	50,000	51,106

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
CD Commercial Mortgage Trust (continued)
Series 2007-CD5, Class B
6.12%, 11/15/2044 (B)	$ 60,000	$ 62,380
Chase Mortgage Finance Trust
Series 2006-A1, Class 2A3
2.52%, 09/25/2036 (B)	112,615	99,611
CHL Mortgage Pass-Through Trust
Series 2004-22, Class A3
2.42%, 11/25/2034 (B)	241,741	228,672
Citigroup Commercial Mortgage Trust
Series 2004-C1, Class H
5.80%, 04/15/2040, 144A (B)	2,889	2,926
Citigroup Mortgage Loan Trust
Series 2005-3, Class 2A2
2.56%, 08/25/2035 (B)	355,480	327,956
Series 2006-AR2, Class 1A1
2.70%, 03/25/2036 (B)	448,948	410,466
Series 2006-AR2, Class 1A2
2.63%, 03/25/2036 (B)	221,816	212,614
Series 2006-AR9, Class 2A
5.56%, 11/25/2036 (B)	221,100	194,819
COBALT CMBS Commercial Mortgage Trust
Series 2006-C1, Class AM
5.25%, 08/15/2048	580,000	590,718
COMM Mortgage Trust
Series 2005-C6, Class D
5.31%, 06/10/2044 (B)	90,000	89,957
Series 2007-C9, Class B
5.80%, 12/10/2049 (B)	40,000	41,912
Series 2007-C9, Class E
5.80%, 12/10/2049 (B)	60,000	60,571
COMM Mortgage Trust, IO
Series 2013-CR12, Class XA
1.42%, 10/10/2046 (B)	900,955	76,498
Series 2014-LC15, Class XA
1.42%, 04/10/2047 (B)	684,475	57,122
Commercial Mortgage Trust
Series 2005-GG5, Class AJ
5.24%, 04/10/2037 (B)	500,000	503,033
Series 2007-GG11, Class AJ
6.05%, 12/10/2049 (B)	25,000	26,157
Credit Suisse Commercial Mortgage Trust
Series 2008-C1, Class AJ
5.97%, 02/15/2041, 144A (B)	85,000	88,962
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-C4, Class J
5.32%, 08/15/2036, 144A (B)	3,515	3,517
Series 2004-C2, Class E
5.74%, 05/15/2036 (B)	200,000	217,622
Series 2005-C1, Class D
5.20%, 02/15/2038 (B)	293,000	292,417
Series 2005-C2, Class AMFX
4.88%, 04/15/2037	150,000	150,380
CSMC Trust
Series 2010-RR6, Class B
5.59%, 04/12/2049, 144A (B)	30,000	30,122

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
DBUBS Mortgage Trust
Series 2011-LC2A, Class D
5.44%, 07/10/2044, 144A (B)	$ 100,000	$ 105,678
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
Series 2007-WM1, Class A1
4.37%, 06/27/2037, 144A (B)	364,649	365,924
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
3.77%, 04/25/2024 (B)	120,000	110,496
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C03, Class 2M2
3.07%, 07/25/2024 (B)	150,000	134,310
Series 2014-C04, Class 1M2
5.06%, 11/25/2024 (B)	230,000	233,586
Series 2014-C04, Class 2M2
5.16%, 11/25/2024 (B)	100,000	101,426
First Horizon Alternative Mortgage Securities
Series 2006-FA8, Class 1A7
6.00%, 02/25/2037	189,738	149,292
FREMF Mortgage Trust, IO
Series 2012-K17, Class X2A
0.10%, 12/25/2044, 144A	6,897,581	37,847
GE Capital Commercial Mortgage Corp.
Series 2005-C2, Class H
5.28%, 05/10/2043, 144A (B)	311,000	307,234
Series 2005-C2, Class J
5.28%, 05/10/2043, 144A (B)	40,000	34,317
GMAC Commercial Mortgage Securities, Inc. Trust
Series 2003-C1, Class L
5.00%, 05/10/2036, 144A (B)	5,780	5,819
GS Mortgage Securities Trust
Series 2006-GG6, Class C
5.55%, 04/10/2038 (B)	30,000	30,085
Series 2006-GG6, Class D
5.55%, 04/10/2038 (B)	500,000	492,199
GS Mortgage Securities Trust, IO
Series 2012-GCJ7, Class XA
2.56%, 05/10/2045 (B)	961,655	108,232
Series 2013-GC16, Class XA
1.55%, 11/10/2046 (B)	990,062	77,959
HomeBanc Mortgage Trust
Series 2004-1, Class 2A
1.03%, 08/25/2029 (B)	9,421	8,970
Series 2005-3, Class A2
0.48%, 07/25/2035 (B)	155,839	143,448
Series 2006-2, Class A2
0.39%, 12/25/2036 (B)	145,885	126,318
Irvine Core Office Trust
Series 2013-IRV, Class C
3.17%, 05/15/2048, 144A (B)	300,000	293,544
JPMBB Commercial Mortgage Securities Trust, IO
Series 2013-C14, Class XA
1.01%, 08/15/2046 (B)	1,420,688	62,540

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
JPMorgan Chase Commercial Mortgage Securities Corp., IO
Series 2012-LC9, Class XB
0.36%, 12/15/2047, 144A (B)	$ 6,270,000	$ 161,371
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2003-PM1A, Class F
5.98%, 08/12/2040, 144A (B)	60,000	63,925
Series 2004-CB9, Class E
5.68%, 06/12/2041 (B)	40,000	38,785
Series 2004-CBX, Class C
5.07%, 01/12/2037 (B)	130,000	130,847
Series 2005-LDP4, Class AJ
5.04%, 10/15/2042 (B)	530,000	536,195
Series 2011-C4, Class TAC1
7.99%, 07/15/2046, 144A (D)	469,271	515,907
JPMorgan Chase Commercial Mortgage Securities Trust, IO
Series 2012-CBX, Class XA
1.76%, 06/15/2045 (B)	3,650,259	285,235
Series 2013-C13, Class XA
0.65%, 01/15/2046 (B)	1,768,736	41,999
JPMorgan Chase Securities Corp. Commercial Mortgage Pass-Through Trust
Series 2004-C2, Class H
5.61%, 05/15/2041, 144A (B)	20,000	20,902
JPMorgan Mortgage Trust
Series 2006-S2, Class 1A18
6.00%, 07/25/2036	603,111	550,664
LB Commercial Mortgage Trust
Series 2007-C3, Class AJ
5.90%, 07/15/2044 (B)	50,000	50,596
LB-UBS Commercial Mortgage Trust
Series 2005-C5, Class G
5.35%, 09/15/2040, 144A (B)	80,000	79,538
Series 2005-C7, Class AJ
5.32%, 11/15/2040 (B)	80,000	82,063
Series 2006-C6, Class JR11
5.99%, 09/15/2039, 144A (B) (D)	98,128	102,912
LB-UBS Commercial Mortgage Trust, IO
Series 2004-C1, Class XST
1.00%, 01/15/2036, 144A (B)	776,299	12,358
Series 2006-C7, Class XW
0.65%, 11/15/2038, 144A (B)	6,635,261	69,730
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C5, Class D
4.68%, 08/15/2045, 144A (B)	130,000	135,257
Morgan Stanley Bank of America Merrill Lynch Trust, IO
Series 2012-C6, Class XA
2.14%, 11/15/2045, 144A (B)	678,140	64,324
Series 2013-C7, Class XA
1.71%, 02/15/2046 (B)	1,240,732	106,625
Morgan Stanley Capital I Trust
Series 2005-HQ6, Class F
5.27%, 08/13/2042 (B)	400,000	399,142

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Morgan Stanley Capital I Trust (continued)
Series 2005-HQ6, Class G
5.38%, 08/13/2042, 144A (B)	$ 50,000	$ 49,269
Series 2006-HQ10, Class AJ
5.39%, 11/12/2041 (B)	80,000	82,079
Series 2008-T29, Class D
6.28%, 01/11/2043, 144A (B)	100,000	102,977
Series 2008-T29, Class E
6.28%, 01/11/2043, 144A (B)	50,000	50,121
Series 2011-C1, Class D
5.25%, 09/15/2047, 144A (B)	200,000	218,246
Morgan Stanley Dean Witter Capital I Trust
Series 2002-IQ3, Class G
6.97%, 09/15/2037, 144A (B)	40,000	39,220
Morgan Stanley Mortgage Loan Trust
Series 2006-3AR, Class 2A1
2.83%, 03/25/2036 (B)	59,109	48,615
Morgan Stanley Re-REMIC Trust
Series 2010-C30A, Class A3B
5.25%, 12/17/2043, 144A (B)	65,312	65,941
Series 2012-XA, Class B
0.25%, 07/27/2049, 144A	100,000	88,500
NorthStar Mortgage Trust
Series 2012-1, Class D
4.40%, 08/25/2029, 144A (B)	540,000	542,494
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-4, Class 3A1
2.50%, 03/25/2035 (B)	336,542	330,448
Structured Asset Mortgage Investments II Trust
Series 2005-AR1, Class A1
0.64%, 04/19/2035 (B)	21,344	19,602
Wachovia Bank Commercial Mortgage Trust
Series 2007-C33, Class AJ
5.94%, 02/15/2051 (B)	56,000	58,675
Series 2007-C33, Class B
5.94%, 02/15/2051 (B)	110,000	112,029
WaMu Mortgage Pass-Through Certificates Trust
Series 2006-AR10, Class 1A1
2.23%, 09/25/2036 (B)	301,175	269,468
Series 2006-AR12, Class 2A3
1.73%, 10/25/2036 (B)	224,465	187,299
Series 2006-AR14, Class 1A3
1.96%, 11/25/2036 (B)	344,051	303,636
Series 2006-AR6, Class 2A3
4.51%, 08/25/2036 (B)	60,265	54,829
Series 2007-HY2, Class 1A1
2.20%, 12/25/2036 (B)	307,609	275,500
Series 2007-HY4, Class 1A1
1.94%, 04/25/2037 (B)	30,013	25,880
Series 2007-HY7, Class 2A2
2.12%, 07/25/2037 (B)	166,503	141,164
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2005-8, Class 1A2
5.50%, 10/25/2035	489,713	446,387

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-AR6, Class 3A1
2.58%, 03/25/2036 (B)	$ 103,742	$ 100,383
Series 2006-AR7, Class 2A4
2.61%, 05/25/2036 (B)	297,365	280,086
Series 2007-AR7, Class A1
2.57%, 12/28/2037 (B)	351,328	323,271
WFRBS Commercial Mortgage Trust, IO
Series 2012-C8, Class XA
2.20%, 08/15/2045, 144A (B)	416,360	42,763

Total Mortgage-Backed Securities (Cost $18,917,251)		18,904,445

ASSET-BACKED SECURITIES - 8.2%
Cayman Islands - 6.6%
ARES XII CLO, Ltd.
Series 2007-12A, Class C
2.23%, 11/25/2020, 144A (B)	250,000	252,675
Atrium CDO Corp.
0.92%, 07/20/2020, 144A	500,000	485,154
Belhurst CLO, Ltd.
Series 2006-1A, Class D
1.93%, 01/15/2020, 144A (B)	500,000	498,671
Bluemountain CLO III, Ltd.
Series 2007-3A, Class C
0.93%, 03/17/2021, 144A (B)	250,000	242,444
Carlyle High Yield Partners IX, Ltd.
Series 2006-9A, Class D
1.84%, 08/01/2021, 144A (B)	500,000	478,955
Castle Garden Funding
Series 2005-1A, Class B1
0.98%, 10/27/2020, 144A (B)	100,000	98,067
Series 2005-1A, Class C1
1.98%, 10/27/2020, 144A (B)	175,000	174,340
CIFC Funding, Ltd.
Series 2006-1A, Class B1L
1.83%, 10/20/2020, 144A (B)	200,000	194,403
Series 2006-2A, Class B2L
4.23%, 03/01/2021, 144A (B)	240,743	236,908
ColumbusNova CLO IV, Ltd.
Series 2007-2A, Class C
2.48%, 10/15/2021, 144A (B)	250,000	244,820
ColumbusNova CLO, Ltd.
Series 2006-2A, Class C
0.98%, 04/04/2018, 144A (B)	250,000	246,137
CP Uniq Aps
Series 2006-4A, Class C
2.03%, 04/15/2018, 144A (B)	500,000	499,959
Diamond Lake CLO, Ltd.
Series 2006-1A, Class B1L
1.83%, 12/01/2019, 144A (B)	250,000	243,162
Gulf Stream - Compass CLO, Ltd.
Series 2007-1A, Class C
2.23%, 10/28/2019, 144A (B)	250,000	251,793
Gulf Stream - Sextant CLO, Ltd.
Series 2006-1A, Class A2
0.48%, 08/21/2020, 144A (B)	7,680	7,671

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Cayman Islands (continued)
Gulf Stream - Sextant CLO, Ltd. (continued)
Series 2006-1A, Class D
1.83%, 08/21/2020, 144A (B)	$ 200,000	$ 196,584
Series 2007-1A, Class D
2.64%, 06/17/2021, 144A (B)	500,000	478,481
Halcyon Structured Asset Management Long Secured/Short Unsecured, Ltd.
Series 2007-1A, Class D
2.53%, 08/07/2021, 144A (B)	250,000	248,827
Jersey Street CLO, Ltd.
Series 2006-1A, Class C
0.98%, 10/20/2018, 144A (B)	500,000	494,032
Kingsland III, Ltd.
Series 2006-3A, Class B
0.88%, 08/24/2021, 144A (B)	250,000	240,240
Landmark IX CDO, Ltd.
Series 2007-9A, Class D
1.68%, 04/15/2021, 144A (B)	250,000	237,521
LCM V, Ltd.
Series 5A, Class E
3.65%, 03/21/2019, 144A (B)	500,000	490,558
Madison Park Funding II, Ltd.
Series 2006-2A, Class C1
2.05%, 03/25/2020, 144A (B)	500,000	490,374
Madison Park Funding IV, Ltd.
Series 2007-4A, Class E
3.85%, 03/22/2021, 144A (B)	213,621	207,168
Madison Park Funding, Ltd.
Series 2007-6A, Class D
3.48%, 07/26/2021, 144A (B)	500,000	496,915
MSIM Peconic Bay, Ltd.
Series 2007-1A, Class C
2.23%, 07/20/2019, 144A (B)	250,000	251,513
Muir Grove CLO, Ltd.
Series 2007-1A, Class C
3.23%, 03/25/2020, 144A (B)	500,000	499,263
Northwoods Capital VII, Ltd.
Series 2006-7A, Class E
3.73%, 10/22/2021, 144A (B)	400,000	400,099
WhiteHorse III, Ltd.
Series 2006-1A, Class A3L
0.98%, 05/01/2018, 144A (B)	200,000	199,738

		9,086,472

Ireland - 0.3%
BlackRock Senior Income Series V, Ltd.
Series 2007-5A, Class D
2.48%, 08/13/2019, 144A (B)	300,000	283,079
Trade MAPS 1, Ltd.
Series 2013-1A, Class C
2.41%, 12/10/2018, 144A (B)	100,000	99,892

		382,971

United States - 1.3%
AmeriCredit Automobile Receivables Trust
Series 2011-3, Class E
5.76%, 12/10/2018, 144A	30,000	30,894

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
AmeriCredit Automobile Receivables Trust (continued)
Series 2012-5, Class E
3.29%, 05/08/2020, 144A	$ 113,000	$ 114,003
Series 2013-4, Class D
3.31%, 10/08/2019	50,000	50,815
Series 2013-5, Class D
2.86%, 12/08/2019	60,000	59,975
Capital Auto Receivables Asset Trust
Series 2014-1, Class B
2.22%, 01/22/2019	80,000	80,727
CarMax Auto Owner Trust
Series 2013-4, Class C
1.95%, 09/16/2019	40,000	39,738
Chase Issuance Trust
Series 2007-C1, Class C1
0.62%, 04/15/2019 (B)	50,000	49,707
Chrysler Capital Auto Receivables Trust
Series 2014-BA, Class A4
1.76%, 12/16/2019, 144A	350,000	351,135
FBR Securitization Trust
Series 2005-3, Class AV24
0.84%, 10/25/2035 (B)	290,100	239,453
Invitation Homes Trust
Series 2013-SFR1, Class E
2.90%, 12/17/2030, 144A (B)	30,000	28,537
Series 2014-SFR1, Class C
2.25%, 06/17/2031, 144A (B)	50,000	49,356
MMCA Auto Owner Trust
Series 2014-A, Class C
2.26%, 10/15/2020, 144A	20,000	20,074
Oscar US Funding Trust
Series 2014-1A, Class A4
2.55%, 12/15/2021, 144A	340,000	342,076
Santander Drive Auto Receivables Trust
Series 2012-5, Class D
3.30%, 09/17/2018	40,000	41,197
Series 2013-1, Class D
2.27%, 01/15/2019 (A)	100,000	99,340
Series 2013-4, Class D
3.92%, 01/15/2020	30,000	31,281
Series 2013-A, Class D
3.78%, 10/15/2019, 144A	100,000	102,925
Series 2013-A, Class E
4.71%, 01/15/2021, 144A	70,000	72,491
Series 2014-1, Class B
1.59%, 10/15/2018	80,000	80,170

		1,883,894

Total Asset-Backed Securities (Cost $11,323,471)		11,353,337

CORPORATE DEBT SECURITIES - 30.8%
Australia - 0.4%
BHP Billiton Finance USA, Ltd.
5.00%, 09/30/2043	179,000	202,900
FMG Resources, Ltd.
6.88%, 04/01/2022, 144A (A)	220,000	183,150

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Australia (continued)
Scentre Group Trust
3.50%, 02/12/2025, 144A	$ 205,000	$ 205,802

		591,852

Bermuda - 0.2%
Weatherford International, Ltd.
5.95%, 04/15/2042 (A)	88,000	74,512
6.75%, 09/15/2040 (A)	162,000	150,900

		225,412

Canada - 1.2%
Agrium, Inc.
5.25%, 01/15/2045	131,000	141,495
Barrick Gold Corp.
4.10%, 05/01/2023 (A)	134,000	130,409
Cenovus Energy, Inc.
3.80%, 09/15/2023 (A)	260,000	253,890
Enbridge, Inc.
3.50%, 06/10/2024 (A)	204,000	191,627
4.00%, 10/01/2023	67,000	65,432
4.50%, 06/10/2044	15,000	12,950
Glencore Finance Canada, Ltd.
4.25%, 10/25/2022, 144A	196,000	195,039
Goldcorp, Inc.
3.70%, 03/15/2023	203,000	197,909
TransAlta Corp.
4.50%, 11/15/2022	134,000	134,664
Valeant Pharmaceuticals International, Inc.
6.38%, 10/15/2020, 144A (A)	250,000	261,250

		1,584,665

Cayman Islands - 0.4%
Alibaba Group Holding, Ltd.
3.13%, 11/28/2021, 144A	200,000	197,595
3.60%, 11/28/2024, 144A (A)	201,000	199,361
Transocean, Inc.
2.50%, 10/15/2017	201,000	177,693
3.80%, 10/15/2022 (A)	49,000	39,706

		614,355

Denmark - 0.1%
AP Moeller - Maersk A/S
2.55%, 09/22/2019, 144A	140,000	140,393

France - 0.2%
BPCE SA
5.15%, 07/21/2024, 144A (A)	200,000	206,094

Ireland - 0.2%
Perrigo Finance PLC
3.90%, 12/15/2024	200,000	203,658

Luxembourg - 0.3%
Actavis Funding SCS
3.85%, 06/15/2024 (A)	202,000	203,032
4.85%, 06/15/2044	200,000	202,947
Intelsat Jackson Holdings SA
7.25%, 10/15/2020 (A)	65,000	68,657

		474,636

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Mexico - 0.1%
Petroleos Mexicanos
3.50%, 07/18/2018 (A)	$ 10,000	$ 10,125
4.88%, 01/18/2024 (A)	11,000	11,429
5.50%, 06/27/2044 (A)	50,000	51,000

		72,554

Netherlands - 0.1%
LYB International Finance BV
4.00%, 07/15/2023	194,000	198,451

Norway - 0.1%
Statoil ASA
2.45%, 01/17/2023	180,000	171,690

Spain - 0.2%
Telefonica Emisiones SAU
3.19%, 04/27/2018	195,000	200,526

Sweden - 0.1%
Nordea Bank AB
6.13%, 09/23/2024, 144A (B) (E)	200,000	197,850

Switzerland - 0.4%
Credit Suisse AG
6.50%, 08/08/2023, 144A	200,000	219,544
UBS AG
7.63%, 08/17/2022 (A)	250,000	294,339

		513,883

United Kingdom - 0.9%
Anglo American Capital PLC
2.63%, 09/27/2017, 144A	200,000	201,853
Ensco PLC
4.50%, 10/01/2024 (A)	127,000	123,441
HBOS PLC
Series MTN
6.75%, 05/21/2018, 144A	100,000	111,450
HSBC Holdings PLC
5.63%, 01/17/2020 (A) (B) (E)	400,000	401,400
6.38%, 09/17/2024 (A) (B) (E)	219,000	221,190
Rio Tinto Finance USA PLC
2.25%, 12/14/2018	56,000	56,113
Vodafone Group PLC
2.95%, 02/19/2023 (A)	49,000	47,230
WPP Finance
3.75%, 09/19/2024 (A)	136,000	136,502

		1,299,179

United States - 25.9%
21st Century Fox America, Inc.
3.00%, 09/15/2022	138,000	137,069
Air Lease Corp.
3.88%, 04/01/2021 (A)	133,000	133,665
4.25%, 09/15/2024	194,000	195,455
Albemarle Corp.
3.00%, 12/01/2019	40,000	40,006
Altria Group, Inc.
4.00%, 01/31/2024 (A)	132,000	137,621
5.38%, 01/31/2044	187,000	212,865
Amazon.com, Inc.
4.95%, 12/05/2044	208,000	214,865

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
American International Group, Inc.
3.38%, 08/15/2020 (A)	$ 265,000	$ 275,282
8.18%, 05/15/2068 (B)	4,000	5,420
Series MTN
5.85%, 01/16/2018	42,000	46,960
American Tower Corp.
3.40%, 02/15/2019	264,000	268,704
3.45%, 09/15/2021	85,000	83,567
4.50%, 01/15/2018	44,000	46,727
Amgen, Inc.
3.63%, 05/22/2024 (A)	201,000	204,305
3.88%, 11/15/2021	67,000	70,786
Antero Resources Finance Corp.
5.38%, 11/01/2021 (A)	30,000	29,025
Anthem, Inc.
3.50%, 08/15/2024	206,000	207,494
4.63%, 05/15/2042 (A)	198,000	207,773
Apple, Inc.
4.45%, 05/06/2044 (A)	130,000	143,256
Ashland, Inc.
4.75%, 08/15/2022 (A)	100,000	100,000
AT&T, Inc.
3.90%, 03/11/2024 (A)	194,000	199,367
4.80%, 06/15/2044	132,000	134,502
5.35%, 09/01/2040	44,000	47,644
AvalonBay Communities, Inc.
Series MTN
3.50%, 11/15/2024	238,000	237,919
Bank of America Corp.
Series MTN
4.00%, 04/01/2024 (A)	197,000	205,121
4.13%, 01/22/2024 (A)	68,000	71,411
4.20%, 08/26/2024 (A)	407,000	414,621
4.25%, 10/22/2026	180,000	179,596
5.00%, 01/21/2044	191,000	213,887
Becton Dickinson and Co.
3.73%, 12/15/2024	204,000	210,033
Bed Bath & Beyond, Inc.
5.17%, 08/01/2044 (A)	133,000	139,156
Berkshire Hathaway Energy Co.
3.50%, 02/01/2025, 144A (A)	112,000	112,712
Burlington Northern Santa Fe LLC
4.55%, 09/01/2044 (A)	133,000	142,751
Calpine Corp.
6.00%, 01/15/2022, 144A	225,000	239,625
CareFusion Corp.
3.88%, 05/15/2024 (A)	134,000	138,287
Case New Holland Industrial, Inc.
7.88%, 12/01/2017 (A)	100,000	110,000
Caterpillar, Inc.
3.40%, 05/15/2024	133,000	136,690
CBS Corp.
3.70%, 08/15/2024 (A)	205,000	204,439
CCO Holdings LLC / CCO Holdings Capital Corp.
5.75%, 09/01/2023 (A)	265,000	268,312

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Celgene Corp.
3.25%, 08/15/2022	$ 274,000	$ 275,764
CenturyLink, Inc.
6.75%, 12/01/2023 (A)	250,000	273,750
Chesapeake Energy Corp.
6.63%, 08/15/2020 (A)	255,000	270,937
Chrysler Group LLC / CG Co-Issuer, Inc.
8.25%, 06/15/2021	200,000	221,500
Citigroup, Inc.
4.00%, 08/05/2024 (A)	206,000	206,828
5.50%, 09/13/2025	271,000	299,863
6.68%, 09/13/2043	106,000	137,064
Citizens Bank NA
Series MTN
2.45%, 12/04/2019	340,000	337,875
Comerica, Inc.
3.80%, 07/22/2026	205,000	206,451
CommScope, Inc.
5.00%, 06/15/2021, 144A (A)	22,000	21,670
5.50%, 06/15/2024, 144A	27,000	26,595
ConocoPhillips Co.
3.35%, 11/15/2024 (A)	119,000	120,231
4.30%, 11/15/2044 (A)	119,000	124,484
Constellation Brands, Inc.
4.25%, 05/01/2023	250,000	248,125
Continental Resources, Inc.
3.80%, 06/01/2024 (A)	134,000	119,869
Cox Communications, Inc.
3.85%, 02/01/2025, 144A	187,000	188,761
4.50%, 06/30/2043, 144A	50,000	48,549
Cummins, Inc.
4.88%, 10/01/2043	40,000	46,520
Diamond Offshore Drilling, Inc.
3.45%, 11/01/2023 (A)	204,000	189,331
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.80%, 03/15/2022	268,000	272,655
5.15%, 03/15/2042 (A)	126,000	130,203
Discover Bank
4.25%, 03/13/2026	195,000	202,137
DISH DBS Corp.
4.63%, 07/15/2017	250,000	258,437
Dominion Gas Holdings LLC
3.60%, 12/15/2024 (A)	127,000	129,190
DreamWorks Animation SKG, Inc.
6.88%, 08/15/2020, 144A	70,000	71,750
Duke Energy Corp.
3.95%, 10/15/2023	128,000	135,703
Duke Realty, LP
3.75%, 12/01/2024 (A)	129,000	130,523
Duquesne Light Holdings, Inc.
6.40%, 09/15/2020, 144A	113,000	131,962
Eagle Spinco, Inc.
4.63%, 02/15/2021	250,000	236,875
Eastman Chemical Co.
2.70%, 01/15/2020 (A)	140,000	140,795
3.80%, 03/15/2025 (A)	120,000	122,158

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Eaton Corp.
2.75%, 11/02/2022	$ 50,000	$ 49,120
eBay, Inc.
2.88%, 08/01/2021 (A)	164,000	162,339
4.00%, 07/15/2042	68,000	60,541
El Paso Pipeline Partners Operating Co. LLC
4.30%, 05/01/2024	133,000	133,257
Enable Midstream Partners, LP
3.90%, 05/15/2024, 144A (A)	201,000	193,741
5.00%, 05/15/2044, 144A	42,000	39,563
Energy Transfer Partners, LP
3.60%, 02/01/2023	124,000	119,991
5.15%, 02/01/2043	100,000	98,963
Enterprise Products Operating LLC
3.75%, 02/15/2025 (A)	90,000	90,343
EQT Midstream Partners, LP
4.00%, 08/01/2024	36,000	35,650
Equity One, Inc.
3.75%, 11/15/2022	78,000	78,288
Express Scripts Holding Co. 3.50%, 06/15/2024	136,000	135,523
Fidelity National Information Services, Inc. 3.50%, 04/15/2023 (A)	191,000	189,855
FirstEnergy Corp.
2.75%, 03/15/2018	73,000	73,564
4.25%, 03/15/2023 (A)	74,000	76,354
Five Corners Funding Trust 4.42%, 11/15/2023, 144A	300,000	317,226
FMC Technologies, Inc. 3.45%, 10/01/2022	51,000	49,168
Ford Motor Co. 4.75%, 01/15/2043	131,000	138,221
Ford Motor Credit Co. LLC
2.60%, 11/04/2019	200,000	198,924
8.13%, 01/15/2020 (A)	100,000	123,866
Freeport-McMoRan, Inc.
2.38%, 03/15/2018	201,000	198,790
4.00%, 11/14/2021 (A)	180,000	178,344
4.55%, 11/14/2024 (A)	160,000	155,364
Gannett Co, Inc. 6.38%, 10/15/2023	60,000	63,600
General Electric Capital Corp.
5.30%, 02/11/2021 (A)	119,000	135,896
7.13%, 06/15/2022 (B) (E)	100,000	116,375
Genworth Holdings, Inc. 4.90%, 08/15/2023	30,000	24,171
Georgia-Pacific LLC
2.54%, 11/15/2019, 144A	126,000	125,956
3.60%, 03/01/2025, 144A	130,000	130,555
3.73%, 07/15/2023, 144A	56,000	57,274
Gilead Sciences, Inc. 3.50%, 02/01/2025 (A)	160,000	164,224
Goldman Sachs Group, Inc.
2.55%, 10/23/2019	221,000	220,193
2.90%, 07/19/2018	48,000	49,242
4.00%, 03/03/2024	84,000	87,205
6.75%, 10/01/2037 (A)	109,000	137,054

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Goldman Sachs Group, Inc. (continued)
Series MTN
3.85%, 07/08/2024 (A)	$ 404,000	$ 414,342
Halliburton Co. 4.75%, 08/01/2043	94,000	97,332
Hartford Financial Services Group, Inc. 6.63%, 03/30/2040	153,000	205,974
HCA, Inc. 5.25%, 04/15/2025 (A)	215,000	224,675
HCP, Inc. 3.88%, 08/15/2024	273,000	277,318
Hertz Corp. 5.88%, 10/15/2020 (A)	100,000	100,750
Hewlett-Packard Co. 2.60%, 09/15/2017 (A)	73,000	74,371
Highwoods Realty, LP 3.20%, 06/15/2021	205,000	203,734
Hilcorp Energy I, LP / Hilcorp Finance Co. 5.00%, 12/01/2024, 144A (A)	250,000	220,000
HJ Heinz Co. 4.25%, 10/15/2020 (A)	250,000	252,500
Humana, Inc. 3.15%, 12/01/2022 (A)	137,000	133,214
Huntsman International LLC 4.88%, 11/15/2020	245,000	243,162
Ingersoll-Rand Global Holding Co., Ltd. 4.25%, 06/15/2023	241,000	254,039
International Lease Finance Corp. 7.13%, 09/01/2018, 144A	63,000	70,560
Johnson Controls, Inc. 4.63%, 07/02/2044	135,000	138,925
JPMorgan Chase & Co.
3.38%, 05/01/2023	415,000	410,565
3.88%, 02/01/2024	150,000	156,365
3.88%, 09/10/2024 (A)	62,000	62,053
4.13%, 12/15/2026 (A)	244,000	244,246
5.00%, 07/01/2019 (A) (B) (E)	40,000	39,137
6.00%, 08/01/2023 (B) (E)	68,000	67,150
6.13%, 04/30/2024 (A) (B) (E)	38,000	37,905
Series X
6.10%, 10/01/2024 (B) (E)	132,000	131,670
Keysight Technologies, Inc.
3.30%, 10/30/2019, 144A	130,000	129,156
4.55%, 10/30/2024, 144A	90,000	90,036
Kimco Realty Corp. 3.13%, 06/01/2023	210,000	205,747
Kinder Morgan Energy Partners, LP
4.25%, 09/01/2024 (A)	96,000	96,193
5.40%, 09/01/2044 (A)	133,000	133,273
Kinder Morgan, Inc. 4.30%, 06/01/2025	84,000	84,039
KLA-Tencor Corp.
4.13%, 11/01/2021	130,000	133,163
4.65%, 11/01/2024	150,000	155,287
Kohl’s Corp. 4.75%, 12/15/2023	190,000	203,348

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Marathon Petroleum Corp.
5.00%, 09/15/2054	$ 24,000	$ 22,600
6.50%, 03/01/2041	96,000	114,258
McKesson Corp. 3.80%, 03/15/2024	197,000	202,375
Medtronic, Inc.
3.15%, 03/15/2022, 144A	173,000	175,193
3.50%, 03/15/2025, 144A	181,000	185,158
3.63%, 03/15/2024 (A)	130,000	134,945
4.38%, 03/15/2035, 144A	131,000	138,972
4.63%, 03/15/2045, 144A	127,000	137,667
MGM Resorts International 6.75%, 10/01/2020 (A)	225,000	236,250
Monsanto Co. 4.40%, 07/15/2044	35,000	36,314
Morgan Stanley
2.13%, 04/25/2018	151,000	151,087
3.88%, 04/29/2024 (A)	333,000	341,670
5.00%, 11/24/2025 (A)	190,000	202,752
Motorola Solutions, Inc.
3.50%, 03/01/2023	98,000	96,466
4.00%, 09/01/2024 (A)	275,000	276,656
NetFlix, Inc. 5.75%, 03/01/2024, 144A (A)	230,000	239,200
NextEra Energy Capital Holdings, Inc.
2.70%, 09/15/2019	200,000	202,057
3.63%, 06/15/2023	121,000	122,770
NiSource Finance Corp. 5.25%, 02/15/2043	47,000	53,878
ONEOK Partners, LP 3.38%, 10/01/2022	136,000	125,890
Oracle Corp.
3.40%, 07/08/2024	134,000	136,958
3.63%, 07/15/2023 (A)	48,000	50,338
Pacific Gas & Electric Co. 3.40%, 08/15/2024	137,000	138,638
Pfizer, Inc. 3.40%, 05/15/2024 (A)	200,000	208,076
Philip Morris International, Inc.
1.25%, 11/09/2017 (A)	165,000	164,034
3.25%, 11/10/2024	163,000	163,079
4.25%, 11/10/2044	256,000	260,322
Phillips 66 4.88%, 11/15/2044	180,000	184,238
PNC Bank NA 4.20%, 11/01/2025 (A)	250,000	264,422
PPL Capital Funding, Inc. 3.40%, 06/01/2023 (A)	124,000	124,233
Regency Energy Partners, LP / Regency Energy Finance Corp.
4.50%, 11/01/2023	35,000	32,113
5.50%, 04/15/2023	185,000	178,525
Reynolds American, Inc. 4.85%, 09/15/2023 (A)	186,000	200,205
Ross Stores, Inc. 3.38%, 09/15/2024	94,000	94,083

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Rowan Cos., Inc. 5.85%, 01/15/2044 (A)	$ 42,000	$ 38,734
Ryland Group, Inc. 6.63%, 05/01/2020	15,000	15,900
Sanchez Energy Corp. 6.13%, 01/15/2023, 144A (A)	30,000	25,200
SandRidge Energy, Inc. 7.50%, 03/15/2021 (A)	140,000	89,600
Scripps Networks Interactive, Inc.
2.75%, 11/15/2019	60,000	60,251
3.90%, 11/15/2024	110,000	112,000
Simon Property Group, LP
3.38%, 10/01/2024	206,000	209,536
4.25%, 10/01/2044 (A)	122,000	126,245
Sirius XM Radio, Inc. 5.88%, 10/01/2020, 144A	250,000	257,500
Sprint Corp.
7.13%, 06/15/2024 (A)	185,000	172,050
7.88%, 09/15/2023	35,000	34,552
St. Jude Medical, Inc.
3.25%, 04/15/2023 (A)	136,000	135,958
4.75%, 04/15/2043	128,000	135,867
State Street Corp. 3.30%, 12/16/2024 (A)	185,000	187,765
Sunoco Logistics Partners Operations, LP
4.25%, 04/01/2024	60,000	60,675
5.35%, 05/15/2045	60,000	60,664
Synchrony Financial
3.00%, 08/15/2019	39,000	39,427
3.75%, 08/15/2021	201,000	205,319
4.25%, 08/15/2024 (A)	134,000	137,501
Sysco Corp.
3.50%, 10/02/2024	175,000	180,078
4.35%, 10/02/2034	110,000	118,424
T-Mobile USA, Inc.
6.25%, 04/01/2021 (A)	35,000	35,823
6.63%, 04/01/2023 (A)	235,000	240,640
Tenet Healthcare Corp. 6.00%, 10/01/2020 (A)	225,000	241,612
Thermo Fisher Scientific, Inc. 2.40%, 02/01/2019	135,000	135,201
Time Warner Cable, Inc. 5.88%, 11/15/2040	227,000	270,665
Time Warner, Inc.
4.05%, 12/15/2023	262,000	274,849
5.35%, 12/15/2043	186,000	211,254
6.50%, 11/15/2036 (A)	39,000	49,615
Tyson Foods, Inc.
3.95%, 08/15/2024 (A)	227,000	234,655
5.15%, 08/15/2044	130,000	146,013
U.S. Bancorp Series MTN 3.60%, 09/11/2024 (A)	254,000	257,941
United Rentals North America, Inc. 7.63%, 04/15/2022 (A)	265,000	291,367
Verizon Communications, Inc.
3.00%, 11/01/2021 (A)	190,000	187,384
3.50%, 11/01/2024	220,000	216,150

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Verizon Communications, Inc. (continued)
4.15%, 03/15/2024	$ 192,000	$ 198,765
4.86%, 08/21/2046, 144A	78,000	80,124
5.01%, 08/21/2054, 144A	159,000	164,493
5.05%, 03/15/2034	124,000	132,274
5.15%, 09/15/2023	476,000	525,615
6.55%, 09/15/2043 (A)	157,000	201,140
Viacom, Inc.
3.88%, 04/01/2024	205,000	205,788
4.25%, 09/01/2023 (A)	197,000	203,127
4.38%, 03/15/2043	145,000	133,516
Walgreens Boots Alliance, Inc.
3.80%, 11/18/2024 (A)	204,000	208,060
4.80%, 11/18/2044	210,000	221,418
WEA Finance LLC / Westfield UK & Europe Finance PLC 3.75%, 09/17/2024, 144A (A)	200,000	202,962
Wells Fargo & Co.
5.38%, 11/02/2043	120,000	136,526
5.90%, 06/15/2024 (A) (B) (E)	47,000	47,353
Series MTN
4.10%, 06/03/2026	334,000	341,367
4.65%, 11/04/2044	197,000	203,277
Williams Cos., Inc. 4.55%, 06/24/2024 (A)	203,000	188,786
Williams Partners, LP 4.50%, 11/15/2023 (A)	62,000	62,566
WM Wrigley Jr. Co.
2.40%, 10/21/2018, 144A	64,000	64,451
2.90%, 10/21/2019, 144A (A)	331,000	335,281
3.38%, 10/21/2020, 144A	42,000	42,929
Yum! Brands, Inc.
3.88%, 11/01/2023	199,000	202,652
5.35%, 11/01/2043 (A)	117,000	127,946

		35,814,695

Venezuela - 0.0% (C)
Petroleos de Venezuela SA
5.25%, 04/12/2017, Reg S	30,000	13,500
9.00%, 11/17/2021, Reg S	27,000	11,813
9.75%, 05/17/2035, Reg S	29,600	13,172

		38,485

Total Corporate Debt Securities (Cost $42,587,242)		42,548,378

	Notional Amount	Value
PURCHASED SWAPTION - 0.0% (C)
Put Option - 0.0% (C)
OTC - If exercised the Series receives floating 3 Month LIBOR, and pays 5.01%, European Style Expires 05/29/2015 Counterparty: GSC	10,301,078	387

Total Purchased Swaption (Cost $50,475)		387

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
SECURITIES LENDING COLLATERAL - 25.4%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (F)	35,094,819	$ 35,094,819

Total Securities Lending Collateral (Cost $35,094,819)		35,094,819

	Principal	Value
REPURCHASE AGREEMENT - 3.0%
State Street Bank & Trust Co. 0.01% (F), dated 12/31/2014, to be repurchased at $4,182,548 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 06/25/2037, and with a value of $4,269,644.	$ 4,182,545	4,182,545

Total Repurchase Agreement (Cost $4,182,545)		4,182,545

Total Investments (Cost $194,164,697) (G)		194,359,663
Net Other Assets (Liabilities) - (40.8)%		(56,311,630)

Net Assets - 100.0%		$ 138,048,033

CENTRALLY CLEARED SWAP AGREEMENTS: (H)

Interest Rate Swap Agreements - Fixed Rate Receivable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	2.00%	11/05/2019	$9,540,000	$144,367	$0	$144,367
3-Month USD-LIBOR	2.41	10/30/2024	2,431,000	39,438	0	39,438

Total				$183,805	$0	$183,805

Interest Rate Swap Agreements - Fixed Rate Payable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	1.67%	10/30/2019	$4,677,000	$(26,653)	$0	$(26,653)
3-Month USD-LIBOR	2.76	11/05/2024	5,060,000	(261,468)	0	(261,468)

Total				$(288,121)	$0	$(288,121)

FUTURES CONTRACTS: (I)
Description	Type	Number of Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note	Long	53	03/31/2015	$(11,115)
5-Year U.S. Treasury Note	Short	(194)	03/31/2015	(11,092)
10-Year U.S. Treasury Note	Short	(13)	03/20/2015	(4,908)
Long U.S. Treasury Bond	Long	11	03/20/2015	76,004

Total				$48,889

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
GSC	02/27/2015	24,023	EUR	30,001	USD	$—	$(916)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
U.S. Government Obligations	28.7%	$55,723,422
U.S. Government Agency Obligations	13.5	26,166,511
Mortgage-Backed Securities	9.7	18,904,445
Asset-Backed Securities	5.8	11,353,337
Diversified Financial Services	1.9	3,672,087
Media	1.8	3,558,842
Oil, Gas & Consumable Fuels	1.6	3,186,036
Banks	1.6	3,135,333
Diversified Telecommunication Services	1.4	2,630,391
Real Estate Investment Trusts	1.2	2,277,072
Capital Markets	1.1	2,085,649
Metals & Mining	0.9	1,699,871
Energy Equipment & Services	0.8	1,616,083
Electric Utilities	0.7	1,435,725
Health Care Equipment & Supplies	0.7	1,392,080
Health Care Providers & Services	0.7	1,352,666
Chemicals	0.6	1,259,256
Tobacco	0.6	1,138,126
Pharmaceuticals	0.6	1,078,963
Food Products	0.6	1,075,829
Insurance	0.4	875,033
Food & Staples Retailing	0.4	727,980
Biotechnology	0.4	715,079
Commercial Services & Supplies	0.4	695,276
Internet Software & Services	0.3	619,836
Hotels, Restaurants & Leisure	0.3	566,848
Wireless Telecommunication Services	0.3	530,295
Internet & Catalog Retail	0.2	454,065
Communications Equipment	0.2	421,387
Trading Companies & Distributors	0.2	399,680
Foreign Government Obligations	0.2	385,819
Professional Services	0.2	382,247
Automobiles	0.2	359,721
Paper & Forest Products	0.2	313,785
Machinery	0.1	293,210
Semiconductors & Semiconductor Equipment	0.1	288,450
Beverages	0.1	248,125
Independent Power and Renewable Electricity Producers	0.1	239,625
Specialty Retail	0.1	233,239
Electronic Equipment, Instruments & Components	0.1	219,192
Technology Hardware, Storage & Peripherals	0.1	217,627
Multiline Retail	0.1	203,348
IT Services	0.1	189,855
Software	0.1	187,296
Road & Rail	0.1	142,751
Marine	0.1	140,393
Auto Components	0.1	138,925
Life Sciences Tools & Services	0.1	135,201

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Household Durables	0.0	%(C)	$15,900
Purchased Swaption	0.0	(C)	387

Investments, at Value	79.8		155,082,299
Short-Term Investments	20.2		39,277,364

Total Investments	100.0%		$194,359,663

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
U.S. Government Obligations	$—	$55,723,422	$—	$55,723,422
U.S. Government Agency Obligations	—	26,166,511	—	26,166,511
Foreign Government Obligations	—	385,819	—	385,819
Mortgage-Backed Securities	—	18,904,445	—	18,904,445
Asset-Backed Securities	—	11,353,337	—	11,353,337
Corporate Debt Securities	—	42,548,378	—	42,548,378
Purchased Swaption	—	387	—	387
Securities Lending Collateral	35,094,819	—	—	35,094,819
Repurchase Agreement	—	4,182,545	—	4,182,545

Total Investments	$35,094,819	$159,264,844	$—	$194,359,663

Derivative Financial Instruments
Interest Rate Swap Agreements	$—	$183,805	$—	$183,805
Futures Contracts (K)	76,004	—	—	76,004

Total Derivative Financial Instruments	$76,004	$183,805	$—	$259,809

LIABILITIES
Derivative Financial Instruments
Interest Rate Swap Agreements	$—	$(288,121)	$—	$(288,121)
Futures Contracts (K)	(27,115)	—	—	(27,115)
Forward Foreign Currency Contracts (K)	—	(916)	—	(916)

Total Derivative Financial Instruments	$(27,115)	$(289,037)	$—	$(316,152)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $34,390,954. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Floating or variable rate security. Rate is disclosed as of December 31, 2014.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Fair valued as determined in good faith in accordance with procedures established by the board of trustees. Total aggregate fair value of securities is $618,819, representing 0.45% of the Portfolio’s net assets.
(E)	The security has a perpetual maturity. The date shown is the next call date.
(F)	Rate disclosed reflects the yield at December 31, 2014.
(G)	Aggregate cost for federal income tax purposes is $194,204,528. Aggregate gross unrealized appreciation and depreciation for all securities is $1,090,701 and $935,566, respectively. Net unrealized appreciation for tax purposes is $155,135.
(H)	Cash in the amount of $90,000 has been segregated by the custodian as collateral for centrally cleared swap agreements.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(I)	Cash in the amount of $137,134 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(J)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(K)	Derivative financial instrument valued at unrealized appreciation (depreciation).

DEFINITIONS:

144A	144A securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities aggregated $22,151,326, representing 15.99% of the Portfolio’s net assets.
GSC	Goldman Sachs & Co.
IO	Interest only portion of STRIPS (Separate Trading of Registered Interest and Principal of Securities)
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OTC	Over the Counter
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced

CURRENCY ABBREVIATIONS:

EUR	Euro
USD	United States Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $189,982,152) (including securities loaned of $34,390,954)	$190,177,118
Repurchase agreement, at value (cost $4,182,545)	4,182,545
Cash on deposit with broker	227,134
Receivables:
Investments sold	35,935,791
Interest	673,970
Net income from securities lending	8,940
Variation margin receivable on derivative financial instruments	237,281
Prepaid expenses	331

Total assets	231,443,110

Liabilities:
Due to custodian	646,010
Payables and other liabilities:
Shares redeemed	4
Investments purchased	57,567,768
Investment advisory fees	62,511
Distribution and service fees	51
Administration fees	3,126
Transfer agent fees	234
Trustees fees	48
Audit and tax fees	16,270
Printing and shareholder reports fees	3,195
Other	125
Collateral for securities on loan	35,094,819
Unrealized depreciation on forward foreign currency contracts	916

Total liabilities	93,395,077

Net assets	$138,048,033

Net assets consist of:
Capital stock ($0.01 par value)	$136,755
Additional paid-in capital	136,868,857
Undistributed (distributions in excess of) net investment income (loss)	1,534,210
Accumulated net realized gain (loss)	(630,247)
Net unrealized appreciation (depreciation) on:
Investments	194,966
Futures contracts	48,889
Swap agreements	(104,316)
Translation of assets and liabilities denominated in foreign currencies	(1,081)

Net assets	$138,048,033

Net assets by class:
Initial Class	$137,824,050
Service Class	223,983

Shares outstanding:
Initial Class	13,653,286
Service Class	22,251

Net asset value and offering price per share:
Initial Class	$10.09
Service Class	10.07

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Interest income (net of withholding taxes on foreign interest of $983)	$2,001,927
Net income from securities lending	49,452

Total investment income	2,051,379

Expenses:
Investment advisory fees	392,978
Distribution and service fees:
Service Class	547
Administration fees	19,649
Transfer agent fees	1,181
Trustees fees	2,955
Audit and tax fees	16,975
Custody fees	100,950
Legal fees	4,704
Printing and shareholder reports fees	2,331
Other	2,799

Total expenses	545,069

Net investment income (loss)	1,506,310

Net realized gain (loss) on:
Investments	1,317,088
Futures contracts	(483,066)
Written options and swaptions	363,306
Swap agreements	(101,449)
Foreign currency transactions	1,709

Net realized gain (loss)	1,097,588

Net change in unrealized appreciation (depreciation) on:
Investments	862,560
Futures contracts	(59,840)
Swap agreements	(102,874)
Translation of assets and liabilities denominated in foreign currencies	(356)

Net change in unrealized appreciation (depreciation)	699,490

Net realized and change in unrealized gain (loss)	1,797,078

Net increase (decrease) in net assets resulting from operations	$3,303,388

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	December 31, 2014	December 31, 2013 (A)
From operations:
Net investment income (loss)	$1,506,310	$538,185
Net realized gain (loss)	1,097,588	(1,669,458)
Net change in unrealized appreciation (depreciation)	699,490	(561,032)
Net increase (decrease) in net assets resulting from operations	3,303,388	(1,692,305)

Distributions to shareholders:
Net investment income:
Initial Class	(566,473)	—
Service Class	(2,269)	—
Total distributions from net investment income	(568,742)	—

Capital share transactions:
Proceeds from shares sold:
Initial Class	86,174,617	50,126,934
Service Class	8,518	217,976
	86,183,135	50,344,910
Dividends and distributions reinvested:
Initial Class	566,473	—
Service Class	2,269	—
	568,742	—
Cost of shares redeemed:
Initial Class	(77,926)	(3,700)
Service Class	(5,176)	(4,293)
	(83,102)	(7,993)
Net increase (decrease) in net assets resulting from capital share transactions	86,668,775	50,336,917
Net increase (decrease) in net assets	89,403,421	48,644,612

Net assets:
Beginning of period/year	48,644,612	—
End of period/year	$138,048,033	$48,644,612
Undistributed (distributions in excess of) net investment income (loss)	$1,534,210	$563,247

Capital share transactions - shares:
Shares issued:
Initial Class	8,591,644	5,013,233
Service Class	848	22,144
	8,592,492	5,035,377
Shares reinvested:
Initial Class	56,534	—
Service Class	227	—
	56,761	—
Shares redeemed:
Initial Class	(7,738)	(387)
Service Class	(520)	(448)
	(8,258)	(835)

Net increase (decrease) in shares outstanding:
Initial Class	8,640,440	5,012,846
Service Class	555	21,696
	8,640,995	5,034,542

(A)	Commenced operations on May 1, 2013.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and year indicated:	Initial Class
	December 31, 2014	December 31, 2013 (A)
Net asset value, beginning of period/year	$9.66	$10.00
Investment operations:
Net investment income (loss) (B)	0.19	0.11
Net realized and unrealized gain (loss)	0.35	(0.45)
Total investment operations	0.54	(0.34)
Distributions:
Net investment income	(0.11)	—
Net asset value, end of period/year	$10.09	$9.66
Total return (C)	5.63%	(3.40	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$137,824	$48,436
Expenses to average net assets	0.69%	0.76	%(E)
Net investment income (loss) to average net assets	1.92%	1.67	%(E)
Portfolio turnover rate	787%	421	%(D)

(A)	Commenced operations on May 1, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and year indicated:	Service Class
	December 31, 2014	December 31, 2013 (A)
Net asset value, beginning of period/year	$9.65	$10.00
Investment operations:
Net investment income (loss) (B)	0.18	0.10
Net realized and unrealized gain (loss)	0.34	(0.45)
Total investment operations	0.52	(0.35)
Distributions:
Net investment income	(0.10)	—
Net asset value, end of period/year	$10.07	$9.65
Total return (C)	5.41%	(3.50	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$224	$209
Expenses to average net assets	0.94%	1.01	%(E)
Net investment income (loss) to average net assets	1.79%	1.51	%(E)
Portfolio turnover rate	787%	421	%(D)

(A)	Commenced operations on May 1, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective May 1, 2014, Transamerica ING Intermediate Bond VP changed its name to Transamerica Voya Intermediate Bond VP (the “Portfolio”). The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing their investment objectives. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2014, if any, are listed in the Schedule of Investments.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask price (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying investment. Writing put options tends to increase exposure to the underlying investment. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2014, if any, are listed in the Schedule of Investments.

Transactions in written swaptions were as follows:

	Premiums	Notional Amount
Balance at December 31, 2013	$—	$—
Sales	467,222	116,367,000
Closing Buys	(87,916)	(40,800,000)
Expirations	(379,306)	(75,567,000)
Exercised	—	—
Balance at December 31, 2014	$—	$—

Futures contracts: The Portfolio is subject to equity and commodity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Open futures contracts at December 31, 2014, if any, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is shown on the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements are

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

privately negotiated in the over-the-counter (“OTC”) market and may be executed in multilateral or other trade facility platforms, such as a registered exchange (“centrally cleared swaps”). Centrally cleared swaps listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swaps the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, variance, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses in the Statement of Operations.

Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swaps, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps is disclosed in the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.

Open centrally cleared swap agreements at December 31, 2014, if any, are listed in the Schedule of Investments. The centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded by the Portfolio, if applicable, and is shown on the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2014, if any, are listed in the Schedule of Investments. The value, as applicable, is shown on the Statement of Assets and Liabilities.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuation.

TBA commitments held at December 31, 2014, if any, are identified in the Schedule of Investments. Open balances at December 31, 2014, if any, are included in the payable or receivable for investments purchased or sold in the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Open when-issued securities at December 31, 2014, if any, are identified in the Schedule of Investments. Open trades, if any, are reflected as When-issued securities purchased in the Statement of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS. TIPS are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2014, if any, are identified in the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statement of Operations with a corresponding adjustment to cost.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REIT”): Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs owned at December 31, 2014, if any, are identified in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models based that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include TBA securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2014:

	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$4,097,696	2.96%
Transamerica Asset Allocation – Moderate VP	133,980,934	96.67
Transamerica Voya Balanced Allocation VP	221,022	0.16
Transamerica Voya Conservative Allocation VP	8,129	0.01
Total	$138,307,781	99.80%

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $1 billion	0.50%
Over $1 billion	0.48%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.99%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$ 75,429,949	$ 570,154,984	$ 26,822,676	$ 529,775,472

NOTE 5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2013	Ending number of positions at December 31, 2014	Average number of positions (A)
Futures contracts	5	4	5
Purchased options and swaptions	—	1	3	(B)
Written options and swaptions	—	—	2	(B)
Swap agreements	4	4	4
Forward foreign currency contracts	1	1	1

(A)	Calculated based on positions held at each month end during the current year.
(B)	There were no open positions at the beginning and/or the end of the year, however the Portfolio periodically invested in this type of derivative instrument during the year.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives
Purchased options and swaptions (A)	$387	$—	$387
Net unrealized appreciation on futures contracts (B) (C)	76,004	—	76,004
Centrally cleared swap agreements, at value (B) (D)	183,805	—	183,805
Total gross amount of assets (E)	$260,196	$—	$260,196
Liability derivatives
Net unrealized depreciation on futures contracts (B) (C)	$(27,115)	$—	$(27,115)
Centrally cleared swap agreements, at value (B) (D)	(288,121)	—	(288,121)
Unrealized depreciation on forward foreign currency contracts	—	(916)	(916)
Total gross amount of liabilities (E)	$(315,236)	$(916)	$(316,152)

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	Included within fair value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s valuation margin is reported within the Statement of Assets and Liabilities.
(E)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Gross Amounts Not Offset in the Statement of Assets and Liabilities as of December 31, 2014:

The following table presents the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged for forward foreign currency transactions and option contracts as of December 31, 2014. See Repurchase agreement note for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities (A)	Value Available for Offset	Collateral Received (B)	Net Amount
Goldman Sachs International	$387	$(387)	$—	$—
Other Derivatives (C)	259,809	—	—	259,809
Total assets	$260,196	$(387)	$—	$259,809

Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities (A)	Value Available for Offset	Collateral Pledged (B)	Net Amount
Goldman Sachs International	$916	$(387)	$—	$529
Other Derivatives (C)	315,236	—	—	315,236
Total liabilities	$316,152	$(387)	$—	$315,765

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

For non-exchange-traded derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Net realized gain (loss) on:
Purchased options and swaptions (A)	$(330,310)	$—	$—	$(330,310)
Futures contracts	(483,066)	—	—	(483,066)
Written options and swaptions	363,306	—	—	363,306
Swap agreements	4,796	—	(106,245)	(101,449)
Forward foreign currency contracts (B)	—	(4,627)	—	(4,627)
Total Net realized gain (loss)	(445,274)	(4,627)	(106,245)	(556,146)
Net change in unrealized appreciation (depreciation) on:
Purchased options and swaptions (C)	(50,088)	—	—	(50,088)
Futures contracts	(59,840)	—	—	(59,840)
Swap agreements	(104,316)	—	1,442	(102,874)
Forward foreign currency transactions (D)	—	8	—	8
Total Net change in unrealized appreciation (depreciation)	(214,244)	8	1,442	(212,794)
Total	$(659,518)	$(4,619)	$(104,803)	$(768,940)

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statement of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statement of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statement of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

NOTE 6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, swaps, foreign currency transactions, paydown gain/loss, TIPS adjustments, and futures contracts.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. (continued)

differences to reflect tax character. The differences are primarily due to foreign currency gain/loss, paydown gain/loss and TIPs. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (distributions in excess of) net investment income (loss)	33,395
Accumulated net realized gain (loss)	(33,395)

At December 31, 2014, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 216,953	Short-Term Indefinitely
324,574	Long-Term Indefinitely

The capital loss carryforwards utilized or expired during the year ended December 31, 2014 were $1,012,094.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$568,742
Long-Term Capital Gain	—
2013 Distributions paid from:
Ordinary Income	$—
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$1,537,216
Undistributed Long-Term Capital Gain	—
Capital Loss Carryforwards	(541,527)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	46,732

NOTE 7. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Voya Intermediate Bond VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Voya Intermediate Bond VP (formerly, ING Intermediate Bond VP) (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Voya Intermediate Bond VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Intermediate Bond VP

(formerly, Transamerica ING Intermediate Bond VP)

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Large Cap Growth VP

(formerly, Transamerica ING Large Cap Growth VP)

(unaudited)

MARKET ENVIRONMENT

October 2014 marked the end of the U.S. Federal Reserve’s asset-purchase program amid continued improving economic conditions, most notably in the labor market. U.S. stocks performed well, outpacing international equities. Oil prices weakened, leveling near five-year lows as they lost about half their value in the second half of 2014. While cheaper oil was considered a boon to importing nations such as China and the U.S., it stressed energy exporters such as Norway and Russia and threatened deflation in the eurozone. The end of quantitative easing confirmed the strength of the U.S. economy. Strength of U.S. corporations also remained intact, as evidenced by significant amounts of free cash flow and record high incremental margins.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Voya Large Cap Growth VP, Initial Class returned 13.41%. By comparison, its benchmark, the Russell 1000® Growth Index returned 13.05%.

STRATEGY REVIEW

During the year, the Portfolio outperformed its benchmark, the Russell 1000® Growth Index, driven primarily by stock selection. Holdings within health care and consumer staples contributed the most to performance, while stock selection within financials and materials detracted the most.

Allergan, Inc., CVS Health Corp. and International Business Machines Corp. (no longer held at year end) were some of the biggest individual contributors to performance during the period. The Porfolio’s overweight in specialty pharmaceutical company Allergan, Inc. contributed positively to performance; shares climbed more than 30% in June, boosted by a take-over offer from Valeant Pharmaceuticals International, Inc. The stock rose further in November on the news that Actavis, Inc. would acquire Allergan, Inc. The proposed deal was unanimously approved by both boards and is expected to close in 2Q15. An overweight position in the integrated pharmacy health care provider CVS Health Corp. contributed to performance. The stock’s strong performance was driven by improvements in adjusted prescription growth and a generic generic launch. We believe CVS Health Corp. continues to be best positioned for additional market share gains, taking advantage of the merger between Express Scripts and Medco. The Portfolio’s underweight position in computer solutions provider International Business Machines Corp. also contributed to relative performance. Investors, who are unconvinced that the company is positioned for growth, are looking for a transformational shift in the company’s business model amid concerns that its hardware business is becoming commoditized; its outsourcing business is struggling; and the company is not adding enough value in its services business. In addition, International Business Machines Corp. reported lackluster third quarter results, experiencing declines in all business units as they saw softening demand trends.

Best Buy Co., Inc. (no longer held at year end), Cameron International Corp. (no longer held at year end), and VMware, Inc., Class A were among the most significant detractors for the period. The Portfolio’s overweight in Best Buy Co., Inc. detracted from performance. The stock fell after the company reported disappointing results early in the year due to a competitive environment in consumer electronics. Stiff competition led to a highly promotional holiday season in 2014 and negatively impacted Best Buy Co., Inc.’s revenues and margins. An overweight position in Cameron International Corp., an energy capital equipment provider, also detracted from performance. The shares were weak mainly due to the decline in oil prices. The Portfolio’s overweight in VMware, Inc., a provider of virtualization solutions from the desktop to the data center, was another detractor from performance. The company reported third quarter results that beat estimates, but reflected few large deals and low future bookings, in part due to macroeconomic weakness, specifically in Germany, Japan and Russia. Additionally, a large U.S. federal enterprise license agreement deal did not close in the fourth quarter of 2014.

Jeffrey Bianchi, CFA

Michael Pytosh

Christopher Corapi

Co-Portfolio Managers

Voya Investment Management Co. LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Large Cap Growth VP

(formerly, Transamerica ING Large Cap Growth VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	10 Years or Since Inception of Class	Inception Date
Initial Class	13.41%	19.41%	05/01/2013
Russell 1000® Growth Index (A)	13.05%	19.61%
Service Class	13.12%	19.10%	05/01/2013

(A) The Russell 1000® Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception date of the class. You cannot invest directly in an index. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Large Cap Growth VP

(formerly, Transamerica ING Large Cap Growth VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,075.20	$4.81	$1,020.60	$4.69	0.92%
Service Class	1,000.00	1,074.00	6.12	1,019.30	5.95	1.17

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	99.0%
Securities Lending Collateral	16.8
Repurchase Agreement	1.0
Net Other Assets (Liabilities)	(16.8)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Large Cap Growth VP

(formerly, Transamerica ING Large Cap Growth VP)

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
COMMON STOCKS - 99.0%
Aerospace & Defense - 1.0%
Textron, Inc.	15,670	$ 659,864

Airlines - 1.5%
Delta Air Lines, Inc. (A)	20,385	1,002,738

Beverages - 3.9%
Monster Beverage Corp. (B)	6,864	743,714
PepsiCo, Inc.	19,807	1,872,950

		2,616,664

Biotechnology - 5.8%
Alexion Pharmaceuticals, Inc. (B)	4,792	886,664
Amgen, Inc.	5,175	824,326
Celgene Corp. (A) (B)	8,582	959,982
Gilead Sciences, Inc. (B)	12,755	1,202,286

		3,873,258

Capital Markets - 3.3%
Ameriprise Financial, Inc.	7,915	1,046,759
BlackRock, Inc., Class A	3,260	1,165,645

		2,212,404

Chemicals - 1.1%
Eastman Chemical Co.	9,620	729,773

Commercial Services & Supplies - 1.3%
Tyco International PLC	18,982	832,550

Containers & Packaging - 1.9%
Crown Holdings, Inc. (A) (B)	10,235	520,961
Packaging Corp. of America	9,476	739,602

		1,260,563

Diversified Financial Services - 0.8%
Intercontinental Exchange, Inc.	2,278	499,543

Electrical Equipment - 1.2%
AMETEK, Inc., Class A (A)	14,994	789,134

Energy Equipment & Services - 1.0%
Cameron International Corp. (B)	13,268	662,737

Food & Staples Retailing - 4.0%
Costco Wholesale Corp.	9,672	1,371,006
CVS Health Corp.	13,343	1,285,064

		2,656,070

Food Products - 0.8%
Mead Johnson Nutrition Co., Class A	5,000	502,700

Health Care Equipment & Supplies - 1.1%
St. Jude Medical, Inc.	11,479	746,479

Health Care Providers & Services - 2.2%
McKesson Corp.	7,041	1,461,571

Hotels, Restaurants & Leisure - 4.0%
Chipotle Mexican Grill, Inc., Class A (A) (B)	1,211	828,942
Hilton Worldwide Holdings, Inc. (B)	32,906	858,518
Starbucks Corp. (A)	11,430	937,831

		2,625,291

Industrial Conglomerates - 2.7%
Danaher Corp. (A)	10,468	897,213
Roper Industries, Inc.	5,715	893,540

		1,790,753

Insurance - 1.3%
Prudential Financial, Inc.	9,594	867,873

	Shares	Value
COMMON STOCKS (continued)
Internet & Catalog Retail - 2.4%
Amazon.com, Inc. (B)	5,114	$ 1,587,130

Internet Software & Services - 5.5%
Facebook, Inc., Class A (B)	15,467	1,206,735
Google, Inc., Class A (B)	2,808	1,490,093
Google, Inc., Class C (B)	1,846	971,735

		3,668,563

IT Services - 5.6%
Cognizant Technology Solutions Corp., Class A (B)	22,056	1,161,469
Mastercard, Inc., Class A	15,221	1,311,441
Visa, Inc., Class A (A)	4,704	1,233,389

		3,706,299

Machinery - 2.0%
Ingersoll-Rand PLC	12,923	819,189
PACCAR, Inc. (A)	7,170	487,632

		1,306,821

Media - 5.8%
Comcast Corp., Class A	28,683	1,663,901
DISH Network Corp., Class A (A) (B)	9,760	711,406
Walt Disney Co.	15,909	1,498,469

		3,873,776

Multiline Retail - 1.0%
Macy’s, Inc. (A)	10,487	689,520

Oil, Gas & Consumable Fuels - 2.7%
Anadarko Petroleum Corp., Class A	12,045	993,712
Concho Resources, Inc. (B)	2,070	206,483
EOG Resources, Inc.	6,658	613,002

		1,813,197

Pharmaceuticals - 7.2%
AbbVie, Inc., Class G	22,231	1,454,797
Actavis PLC (A) (B)	4,401	1,132,861
Allergan, Inc.	6,137	1,304,665
Bristol-Myers Squibb Co.	14,603	862,015

		4,754,338

Road & Rail - 2.1%
Union Pacific Corp.	11,921	1,420,149

Semiconductors & Semiconductor Equipment - 1.0%
Freescale Semiconductor, Ltd. (A) (B)	26,790	675,912

Software - 12.2%
Check Point Software Technologies, Ltd., Class A (A) (B)	8,739	686,623
Electronic Arts, Inc. (B)	19,224	903,816
Intuit, Inc. (A)	13,050	1,203,080
Microsoft Corp.	51,336	2,384,557
Oracle Corp.	39,187	1,762,240
Red Hat, Inc. (B)	6,350	439,039
VMware, Inc., Class A (A) (B)	8,631	712,230

		8,091,585

Specialty Retail - 4.6%
Home Depot, Inc.	20,326	2,133,620
Ulta Salon Cosmetics & Fragrance, Inc. (B)	7,296	932,721

		3,066,341

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Large Cap Growth VP

(formerly, Transamerica ING Large Cap Growth VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 6.0%
Apple, Inc.	36,155	$ 3,990,789

Textiles, Apparel & Luxury Goods - 1.5%
NIKE, Inc., Class B	10,232	983,807

Trading Companies & Distributors - 0.5%
WESCO International, Inc. (A) (B)	4,040	307,888

Total Common Stocks (Cost $52,434,831)		65,726,080

SECURITIES LENDING COLLATERAL - 16.8%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (C)	11,144,259	11,144,259

Total Securities Lending Collateral (Cost $11,144,259)		11,144,259

	Principal	Value
REPURCHASE AGREEMENT - 1.0%

State Street Bank & Trust Co. 0.01% (C), dated 12/31/2014, to be repurchased at $666,910 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 07/25/2037, and with a value of $684,615.

	$ 666,910	$ 666,910

Total Repurchase Agreement (Cost $666,910)		666,910

Total Investments (Cost $64,246,000) (D)		77,537,249
Net Other Assets (Liabilities) - (16.8)%		(11,138,533)

Net Assets - 100.0%		$ 66,398,716

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Common Stocks	$65,726,080	$—	$—	$65,726,080
Securities Lending Collateral	11,144,259	—	—	11,144,259
Repurchase Agreement	—	666,910	—	666,910

Total Investments	$76,870,339	$666,910	$—	$77,537,249

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $10,912,607. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate disclosed reflects the yield at December 31, 2014.
(D)	Aggregate cost for federal income tax purposes is $64,250,333. Aggregate gross unrealized appreciation and depreciation for all securities is $14,000,932 and $714,016, respectively. Net unrealized appreciation for tax purposes is $13,286,916.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Large Cap Growth VP

(formerly, Transamerica ING Large Cap Growth VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $63,579,090) (including securities loaned of $10,912,607)	$76,870,339
Repurchase agreement, at value (cost $666,910)	666,910
Cash	3,231
Receivables:
Dividends	69,852
Net income from securities lending	2,028
Prepaid expenses	345

Total assets	77,612,705

Liabilities:
Payables and other liabilities:
Shares redeemed	1
Investment advisory fees	48,062
Distribution and service fees	48
Administration fees	1,502
Transfer agent fees	159
Trustees fees	23
Audit and tax fees	13,723
Custody fees	2,653
Printing and shareholder reports fees	3,461
Other	98
Collateral for securities on loan	11,144,259

Total liabilities	11,213,989

Net assets	$66,398,716

Net assets consist of:
Capital stock ($0.01 par value)	$49,558
Additional paid-in capital	49,383,667
Undistributed (distributions in excess of) net investment income (loss)	206,979
Accumulated net realized gain (loss)	3,467,263
Net unrealized appreciation (depreciation) on:
Investments	13,291,249

Net assets	$66,398,716

Net assets by class:
Initial Class	$66,188,506
Service Class	210,210

Shares outstanding:
Initial Class	4,940,096
Service Class	15,735

Net asset value and offering price per share:
Initial Class	$13.40
Service Class	13.36

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income	$761,535
Interest income	109
Net income from securities lending	20,303

Total investment income	781,947

Expenses:
Investment advisory fees	497,988
Distribution and service fees:
Service Class	486
Administration fees	15,562
Transfer agent fees	947
Trustees fees	2,281
Audit and tax fees	14,509
Custody fees	30,616
Legal fees	3,689
Printing and shareholder reports fees	2,332
Other	3,169

Total expenses	571,579

Net investment income (loss)	210,368

Net realized gain (loss) on:
Investments	3,470,433

Net realized gain (loss)	3,470,433

Net change in unrealized appreciation (depreciation) on:
Investments	4,182,753

Net change in unrealized appreciation (depreciation)	4,182,753

Net realized and change in unrealized gain (loss)	7,653,186

Net increase (decrease) in net assets resulting from operations	$7,863,554

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Large Cap Growth VP

(formerly, Transamerica ING Large Cap Growth VP)

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	December 31, 2014	December 31, 2013 (A)
From operations:
Net investment income (loss)	$210,368	$138,590
Net realized gain (loss)	3,470,433	97,475
Net change in unrealized appreciation (depreciation)	4,182,753	9,108,496
Net increase (decrease) in net assets resulting from operations	7,863,554	9,344,561

Distributions to shareholders:
Net investment income:
Initial Class	(140,121)	—
Service Class	(179)	—
Total distributions from net investment income	(140,300)	—
Net realized gains:
Initial Class	(102,088)	—
Service Class	(317)	—
Total distributions from net realized gains	(102,405)	—
Total distributions to shareholders	(242,705)	—

Capital share transactions:
Proceeds from shares sold:
Initial Class	22,406	50,152,627
Service Class	4,500	162,546
	26,906	50,315,173
Dividends and distributions reinvested:
Initial Class	242,209	—
Service Class	496	—
	242,705	—
Cost of shares redeemed:
Initial Class	(1,137,168)	(6,408)
Service Class	(5,204)	(2,698)
	(1,142,372)	(9,106)
Net increase (decrease) in net assets resulting from capital share transactions	(872,761)	50,306,067
Net increase (decrease) in net assets	6,748,088	59,650,628

Net assets:
Beginning of period/year	59,650,628	—
End of period/year	$66,398,716	$59,650,628
Undistributed (distributions in excess of) net investment income (loss)	$206,979	$136,911

Capital share transactions - shares:
Shares issued:
Initial Class	1,870	5,014,200
Service Class	349	16,011
	2,219	5,030,211
Shares reinvested:
Initial Class	18,893	—
Service Class	39	—
	18,932	—
Shares redeemed:
Initial Class	(94,260)	(607)
Service Class	(415)	(249)
	(94,675)	(856)

Net increase (decrease) in shares outstanding:
Initial Class	(73,497)	5,013,593
Service Class	(27)	15,762
	(73,524)	5,029,355

(A)	Commenced operations on May 1, 2013.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Large Cap Growth VP

(formerly, Transamerica ING Large Cap Growth VP)

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and year indicated:	Initial Class
	December 31, 2014	December 31, 2013 (A)
Net asset value, beginning of period/year	$11.86	$10.00
Investment operations:
Net investment income (loss) (B)	0.04	0.03
Net realized and unrealized gain (loss)	1.55	1.83
Total investment operations	1.59	1.86
Distributions:
Net investment income	(0.03)	—
Net realized gains	(0.02)	—
Total distributions	(0.05)	—
Net asset value, end of period/year	$13.40	$11.86
Total return (C)	13.41%	18.60	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$66,189	$59,464
Expenses to average net assets	0.92%	0.93	%(E)
Net investment income (loss) to average net assets	0.34%	0.39	%(E)
Portfolio turnover rate	64%	50	%(D)

(A)	Commenced operations on May 1, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and year indicated:	Service Class
	December 31, 2014	December 31, 2013 (A)
Net asset value, beginning of period/year	$11.84	$10.00
Investment operations:
Net investment income (loss) (B)	0.01	0.01
Net realized and unrealized gain (loss)	1.54	1.83
Total investment operations	1.55	1.84
Distributions:
Net investment income	(0.01)	—
Net realized gains	(0.02)	—
Total distributions	(0.03)	—
Net asset value, end of period/year	$13.36	$11.84
Total return (C)	13.12%	18.40	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$210	$187
Expenses to average net assets	1.17%	1.18	%(E)
Net investment income (loss) to average net assets	0.09%	0.12	%(E)
Portfolio turnover rate	64%	50	%(D)

(A)	Commenced operations on May 1, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Large Cap Growth VP

(formerly, Transamerica ING Large Cap Growth VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective May 1, 2014, Transamerica ING Large Cap Growth VP changed its name to Transamerica Voya Large Cap Growth VP (the “Portfolio”). The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Large Cap Growth VP

(formerly, Transamerica ING Large Cap Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Real estate investment trusts (“REIT”): Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs owned at December 31, 2014, if any, are identified in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Large Cap Growth VP

(formerly, Transamerica ING Large Cap Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Large Cap Growth VP

(formerly, Transamerica ING Large Cap Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2014:

	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Moderate Growth VP	$66,134,418	99.60%
Transamerica Voya Moderate Growth Allocation VP	62,868	0.09
Total	$66,197,286	99.69%

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Large Cap Growth VP

(formerly, Transamerica ING Large Cap Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $250 million	0.80%
Over $250 million up to $1 billion	0.75%
Over $1 billion	0.72%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
1.18%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Large Cap Growth VP

(formerly, Transamerica ING Large Cap Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$ 39,399,842	$ —	$ 40,051,479	$ —

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$242,705
Long-Term Capital Gain	—
2013 Distributions paid from:
Ordinary Income	$—
Long-Term Capital Gain	—

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Large Cap Growth VP

(formerly, Transamerica ING Large Cap Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$1,790,003
Undistributed Long-Term Capital Gain	1,888,572
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	13,286,916

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Voya Large Cap Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Voya Large Cap Growth VP (formerly, ING Large Cap Growth VP) (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statements of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Voya Large Cap Growth VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, and the statement of changes in its net assets and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Large Cap Growth VP

(formerly, Transamerica ING Large Cap Growth VP)

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Limited Maturity Bond VP

(formerly, Transamerica ING Limited Maturity Bond VP)

(unaudited)

MARKET ENVIRONMENT

Led by the U.S., the global economy continued to move closer to recovery. The maximum global rate of asset purchases is behind us despite recent Bank of Japan (“BOJ”) decisions. The resulting liquidity will remain in the system for some time, but its impact has already been felt in the form of low rates and volatility. Despite dovish central banks holding short-term rates low, rates on the long end of the curve have been depressed by demand. Continued yield hunger and central bank activity has driven G10 government rates to rich levels. The European Central Bank and BOJ are locked into accommodative policy for the near future. However, the Federal Open Market Committee continues to move in the opposite direction from other central banks. As U.S. Federal Reserve purchases ceased and communication began to moderate from uber-dovish to merely very dovish, they are becoming a net remover of accommodation. By the second half of the year, growth in the U.S. surprised to the upside. Fundamentals were much weaker for European and Japanese growth, and global inflation pressures were very weak. Ten-year Treasury rates fell 85 basis points due to sharp decline in oil prices and the related decline of inflation expectations, which together inspired a flight to quality bid for U.S. Treasury securities. The U.S. dollar’s rise and oil’s fall caused a meaningful correction in credit markets, a flattening of the yield curve, and eventual contagion into equities.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Voya Limited Maturity Bond VP, Initial Class returned 0.55%. By comparison, its benchmark, the Barclays 1-3 Year U.S. Government/Credit Index returned 0.77%.

STRATEGY REVIEW

For the year ended December 31, 2014, the Portfolio underperformed its benchmark due to positive asset allocation. The Portfolio was overweight risk assets versus an underweight to treasuries as we preferred to take credit risk over interest rate risk. Spread sectors including commercial mortgage-backed securities, asset-backed securities, and investment grade corporates benefited the Portfolio. Demand for commercial real estate loans remained robust, and lending standards continued to ease as the housing market continued to recover albeit at a slower pace. Investment grade credit was a top performing sector for the year as corporate markets rallied alongside the positive U.S. economic momentum. Duration positioning of U.S. interest rates was neutral relative to the benchmark and provided flat results. Security selection did not have material impact. The recent sell-off of investment-grade credit represents an attractive buying opportunity as we believe a steadier economic growth with an accommodative central bank may help spread assets. Derivatives contributed negatively to performance. Negative contribution came from futures, swaps and options.

Christine Hurtsellers, CFA

Matthew Toms, CFA

Co-Portfolio Managers

Voya Investment Management Co. LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Limited Maturity Bond VP

(formerly, Transamerica ING Limited Maturity Bond VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	10 Years or Since Inception of Class	Inception Date
Initial Class	0.55%	0.39%	05/01/2013
Barclays 1-3 Year U.S. Government/Credit Index (A)	0.77%	0.64%
Service Class	0.26%	0.10%	05/01/2013

(A) The Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception date of the class. You cannot invest directly in an index. The Barclays 1-3 Year U.S. Government/Credit Index is comprised of U.S. treasuries, government-related issues, and corporates with remaining maturities of less than three years and more than one year.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The value of debt securities may be affected by the ability of issuers to make principal and interest payments and even the possibility that the issuer will default completely. The Portfolio is subject to interest rate risk, which is the possibility that a Fund’s yield will decline due to falling interest rates and the potential for bond prices to fall as interest rates rise. It may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Limited Maturity Bond VP

(formerly, Transamerica ING Limited Maturity Bond VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$999.50	$3.23	$1,022.00	$3.26	0.64%
Service Class	1,000.00	997.60	4.48	1,020.70	4.53	0.89

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	45.0%
U.S. Government Obligations	26.4
Asset-Backed Securities	17.1
Mortgage-Backed Securities	10.1
Securities Lending Collateral	8.6
Repurchase Agreement	2.8
Purchased Swaption	0.0 *
Net Other Assets (Liabilities) ^	(10.0)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, securities sold short, TBA short commitments, and cash collateral.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Limited Maturity Bond VP

(formerly, Transamerica ING Limited Maturity Bond VP)

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 26.4%
United States - 26.4%
U.S. Treasury Note
0.38%, 10/31/2016	$ 3,975,000	$ 3,958,539
0.63%, 12/31/2016	12,990,000	12,972,749
1.00%, 12/15/2017	183,000	182,571
1.50%, 11/30/2019 (A)	3,000	2,981
1.88%, 11/30/2021 (A)	238,000	236,606
2.00%, 01/31/2016	5,608,000	5,707,890

Total U.S. Government Obligations (Cost $23,068,072)		23,061,336

MORTGAGE-BACKED SECURITIES - 10.1%
United States - 10.1%
American General Mortgage Loan Trust Series 2010-1A, Class A2 5.65%, 03/25/2058, 144A (B)	182,364	183,556
Banc of America Commercial Mortgage Trust Series 2007-3, Class AMF 5.32%, 06/10/2049	340,000	363,388
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2004-2, Class H
6.03%, 11/10/2038, 144A (B)	370,000	381,293
Series 2005-3, Class A3A
4.62%, 07/10/2043	187,815	187,947
Banc of America Re-REMIC Trust Series 2009-UB2, Class A4AA 5.67%, 02/24/2051, 144A (B)	143,737	152,045
Bear Stearns Commercial Mortgage Securities Trust
Series 2005-PWR8, Class AJ
4.75%, 06/11/2041	200,000	202,535
Series 2005-PWR9, Class C
5.06%, 09/11/2042 (B)	210,000	213,806
Series 2005-T18, Class C
5.07%, 02/13/2042 (B)	350,000	353,328
CD Commercial Mortgage Trust
Series 2005-CD1, Class C
5.23%, 07/15/2044 (B)	200,000	204,442
Series 2007-CD4, Class A1A
5.29%, 12/11/2049 (B)	374,202	394,014
CD Mortgage Trust Series 2007-CD5, Class AJ 6.12%, 11/15/2044 (B)	230,000	249,948
COMM Mortgage Trust
Series 2006-C8, Class A4
5.31%, 12/10/2046	107,002	113,350
Series 2013-CR7, Class A1
0.72%, 03/10/2046	134,260	133,864
Series 2013-THL, Class A2
1.21%, 06/08/2030, 144A (B)	130,000	129,949
Commercial Mortgage Trust
Series 2005-GG3, Class B
4.89%, 08/10/2042 (B)	449,255	449,292
Series 2007-GG9, Class A2
5.38%, 03/10/2039	177,195	177,694

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Commercial Mortgage Trust (continued)
Series 2007-GG9, Class AM
5.48%, 03/10/2039	$ 330,000	$ 345,762
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C4, Class B 5.28%, 08/15/2038 (B)	327,000	332,079
CSMC Trust
Series 2009-RR3, Class A5A
5.34%, 12/15/2043, 144A (B)	200,000	211,774
Series 2010-RR5, Class 2A
5.34%, 12/16/2043, 144A (B)	360,000	380,924
GE Capital Commercial Mortgage Corp. Series 2005-C2, Class C 5.13%, 05/10/2043 (B)	330,000	333,067
GMAC Commercial Mortgage Securities, Inc. Trust Series 2005-C1, Class AM 4.75%, 05/10/2043	220,000	221,489
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB12, Class AJ
4.99%, 09/12/2037 (B)	150,000	151,985
Series 2007-LD11, Class A2
5.77%, 06/15/2049 (B)	437	436
JPMorgan Chase Commercial Mortgage-Backed Securities Trust Series 2010-RR1, Class JPA 5.79%, 06/18/2049, 144A (B)	170,000	179,138
LB-UBS Commercial Mortgage Trust
Series 2005-C5, Class B
5.13%, 09/15/2040 (B)	680,000	692,404
Series 2006-C7, Class A2
5.30%, 11/15/2038	61,008	61,828
Merrill Lynch Mortgage Investors Trust Series 1998-C1, Class A3 6.72%, 11/15/2026 (B)	215,252	224,559
ML-CFC Commercial Mortgage Trust Series 2007-9, Class ASB 5.64%, 09/12/2049	124,662	124,671
Morgan Stanley Capital I Trust
Series 2005-HQ6, Class AJ
5.07%, 08/13/2042 (B)	380,000	385,635
Series 2005-T17, Class AJ
4.84%, 12/13/2041 (B)	82,407	82,646
Series 2007-HQ11, Class A31
5.44%, 02/12/2044	8,609	8,661
Morgan Stanley Re-REMIC Trust Series 2010-C30A, Class A3B 5.25%, 12/17/2043, 144A (B)	37,321	37,681
NorthStar Mortgage Trust Series 2012-1, Class A 1.36%, 08/25/2029, 144A (B)	8,947	8,947
TIAA CMBS I Trust Series 2001-C1A, Class L 5.77%, 06/19/2033, 144A	470,000	492,716

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Limited Maturity Bond VP

(formerly, Transamerica ING Limited Maturity Bond VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4, Class A1A 5.56%, 08/15/2039 (B)	$ 111,705	$ 112,801
Wachovia Bank Commercial Mortgage Trust
Series 2005-C17, Class D
5.40%, 03/15/2042 (B)	220,000	221,223
Series 2007-C30, Class A3
5.25%, 12/15/2043	287,907	293,719

Total Mortgage-Backed Securities (Cost $9,022,116)		8,794,596

ASSET-BACKED SECURITIES - 17.1%
Cayman Islands - 6.7%
Belhurst CLO, Ltd. Series 2006-1A, Class A1 0.49%, 01/15/2020, 144A (B)	78,278	78,275
Callidus Debt Partners CLO Fund VI, Ltd. Series 6A, Class A1T 0.49%, 10/23/2021, 144A (B)	475,729	467,351
Carlyle Veyron CLO, Ltd. Series 2006-1A, Class C 0.91%, 07/15/2018, 144A (B)	500,000	496,191
Castle Garden Funding Series 2005-1A, Class B1 0.98%, 10/27/2020, 144A	250,000	245,167
CIFC Funding, Ltd.
Series 2006-1A, Class B1L
1.83%, 10/20/2020, 144A (B)	250,000	243,004
Series 2006-2A, Class B1L
1.83%, 03/01/2021, 144A	250,000	241,543
ColumbusNova CLO IV, Ltd. Series 2007-2A, Class C 2.48%, 10/15/2021, 144A (B)	300,000	293,784
ColumbusNova CLO, Ltd. Series 2006-2A, Class E 3.98%, 04/04/2018, 144A (B)	250,000	250,000
Fairway Loan Funding Co. Series 2006-1A, Class B1L 1.68%, 10/17/2018, 144A (B)	250,000	249,083
Gallatin CLO III, Ltd. Series 2007-1A, Class B1L 1.48%, 05/15/2021, 144A (B)	200,000	193,305
Gulf Stream - Compass CLO, Ltd.
Series 2007-1A, Class C
2.23%, 10/28/2019, 144A (B)	250,000	251,792
Series 2007-1A, Class D
3.68%, 10/28/2019, 144A (B)	250,000	250,117
Gulf Stream - Sextant CLO, Ltd.
Series 2006-1A, Class A2
0.48%, 08/21/2020, 144A (B)	16,755	16,736
Series 2006-1A, Class D
1.83%, 08/21/2020, 144A (B)	150,000	147,438
Series 2007-1A, Class D
2.64%, 06/17/2021, 144A (B)	250,000	239,240
Gulf Stream-Compass CLO, Ltd. Series 2007-1A, Class B 1.13%, 10/28/2019, 144A (B)	250,000	247,500

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Cayman Islands (continued)
Halcyon Structured Asset Management Long Secured / Short Unsecured, Ltd. Series 2007-1A, Class B 0.68%, 08/07/2021, 144A (B)	$ 300,000	$ 294,746
Kingsland III, Ltd. Series 2006-3A, Class B 0.88%, 08/24/2021, 144A (B)	420,000	403,604
MSIM Peconic Bay, Ltd. Series 2007-1A, Class C 2.23%, 07/20/2019, 144A (B)	250,000	251,513
Muir Grove CLO, Ltd. Series 2007-1A, Class B 2.23%, 03/25/2020, 144A (B)	600,000	599,776
WhiteHorse III, Ltd.
Series 2006-1A, Class A3L
0.98%, 05/01/2018, 144A (B)	200,000	199,738
Series 2006-1A, Class B1L
2.08%, 05/01/2018, 144A (B)	200,000	198,405

		5,858,308

United States - 10.4%
American Residential Properties Trust Series 2014-SFR1, Class C 2.51%, 09/17/2031, 144A (B)	250,000	248,269
BA Credit Card Trust Series 2014-A2, Class A 0.43%, 09/16/2019 (B)	100,000	99,817
Bank of The West Auto Trust Series 2014-1, Class A4 1.65%, 03/16/2020, 144A	400,000	399,225
BMW Vehicle Owner Trust
Series 2013-A, Class A3
0.67%, 11/27/2017	70,000	69,995
Series 2013-A, Class A4
1.12%, 04/27/2020	150,000	149,488
Capital Auto Receivables Asset Trust
Series 2013-2, Class A3
1.24%, 10/20/2017	306,000	307,520
Series 2013-3, Class A3
1.31%, 12/20/2017	190,000	190,846
Capital One Multi-Asset Execution Trust
Series 2007-A7, Class A7
5.75%, 07/15/2020	172,000	191,363
Series 2014-A3, Class A3
0.54%, 01/18/2022 (B)	500,000	499,449
CarMax Auto Owner Trust
Series 2013-2, Class A4
0.84%, 11/15/2018	205,000	203,247
Series 2013-3, Class A4
1.49%, 01/15/2019	500,000	500,588
Series 2013-4, Class A4
1.28%, 05/15/2019	150,000	149,086
Series 2014-4, Class A4
1.81%, 07/15/2020	260,000	259,602
Chase Funding Loan Acquisition Trust Series 2003-C2, Class 1A 4.75%, 12/25/2019	134,376	136,346

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Limited Maturity Bond VP

(formerly, Transamerica ING Limited Maturity Bond VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Chase Issuance Trust
Series 2013-A8, Class A8
1.01%, 10/15/2018	$ 450,000	$ 449,991
Series 2014-A1, Class A1
1.15%, 01/15/2019	580,000	579,715
Chrysler Capital Auto Receivables Trust Series 2014-BA, Class A4 1.76%, 12/16/2019, 144A	200,000	200,649
Citibank Credit Card Issuance Trust
Series 2008-A1, Class A1
5.35%, 02/07/2020	446,000	495,891
Series 2013-A2, Class A2
0.45%, 05/26/2020 (B)	261,000	260,590
Discover Card Execution Note Trust
Series 2007-A1, Class A1
5.65%, 03/16/2020	400,000	443,970
Series 2012-A6, Class A6
1.67%, 01/18/2022	220,000	215,976
Series 2014-A1, Class A1
0.59%, 07/15/2021 (B)	510,000	511,104
Fifth Third Auto Trust Series 2014-2, Class A4 1.38%, 12/15/2020	180,000	179,478
Ford Credit Auto Owner Trust Series 2013-B, Class A4 0.76%, 08/15/2018	88,000	87,862
GSAMP Trust Series 2005-SEA2, Class A1 0.51%, 01/25/2045, 144A (B)	85,581	83,820
Harley-Davidson Motorcycle Trust Series 2014-1, Class A4 1.55%, 10/15/2021	410,000	409,369
Hyundai Auto Receivables Trust
Series 2014-A, Class A4
1.32%, 08/15/2019	180,000	179,638
Series 2014-B, Class A4
1.46%, 11/15/2019	50,000	49,636
Nissan Auto Lease Trust Series 2013-A, Class A4 0.74%, 10/15/2018	115,000	115,121
Nissan Auto Receivables Owner Trust Series 2013-B, Class A4 1.31%, 10/15/2019	500,000	499,947
Porsche Innovative Lease Owner Trust Series 2013-1, Class A3 0.70%, 08/22/2016, 144A	200,000	200,177
Santander Drive Auto Receivables Trust Series 2012-5, Class D 3.30%, 09/17/2018	200,000	205,987
Structured Asset Securities Corp. Trust Series 2005-AR1, Class A1 0.37%, 09/25/2035 (B)	66,464	66,381
Volkswagen Auto Loan Enhanced Trust Series 2012-2, Class A4 0.66%, 03/20/2019	170,000	169,083

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
World Omni Auto Receivables Trust Series 2013-A, Class A4 0.87%, 07/15/2019	$ 300,000	$ 299,030

		9,108,256

Total Asset-Backed Securities (Cost $14,991,407)		14,966,564

CORPORATE DEBT SECURITIES - 45.0%
Australia - 1.9%
Australia & New Zealand Banking Group, Ltd. 0.90%, 02/12/2016	250,000	250,702
BHP Billiton Finance USA, Ltd. 2.05%, 09/30/2018 (A)	175,000	175,650
Commonwealth Bank of Australia
1.13%, 03/13/2017	250,000	249,118
1.40%, 09/08/2017 (A)	250,000	248,642
Macquarie Bank, Ltd. 1.60%, 10/27/2017, 144A	400,000	397,371
Scentre Group Trust 1 / Scentre Group Trust 2 2.38%, 11/05/2019, 144A	188,000	186,628
Westpac Banking Corp. 1.50%, 12/01/2017	175,000	174,797

		1,682,908

Canada - 2.8%
Bank of Montreal Series MTN 1.30%, 07/14/2017 (A)	240,000	238,988
Bank of Nova Scotia 1.30%, 07/21/2017 (A)	294,000	293,042
Canadian Natural Resources, Ltd. 1.75%, 01/15/2018	148,000	147,129
Royal Bank of Canada
Series MTN
0.85%, 03/08/2016	175,000	175,066
1.50%, 01/16/2018	280,000	278,468
Thompson Reuters Corp. 1.65%, 09/29/2017	129,000	128,210
Thomson Reuters Corp.
0.88%, 05/23/2016	321,000	319,337
1.30%, 02/23/2017	119,000	118,376
Toronto-Dominion Bank
Series MTN
1.13%, 05/02/2017 (A)	350,000	347,958
2.25%, 11/05/2019 (A)	175,000	175,348
TransCanada PipeLines, Ltd. 0.75%, 01/15/2016	230,000	229,358

		2,451,280

Cayman Islands - 0.5%
Alibaba Group Holding, Ltd. 1.63%, 11/28/2017, 144A	205,000	204,071
Transocean, Inc. 5.05%, 12/15/2016	201,000	201,963

		406,034

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Limited Maturity Bond VP

(formerly, Transamerica ING Limited Maturity Bond VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
France - 1.0%
Banque Federative du Credit Mutuel SA 1.70%, 01/20/2017, 144A	$ 200,000	$ 200,436
BPCE SA Series MTN 1.63%, 02/10/2017 (A)	250,000	250,520
Sanofi 1.25%, 04/10/2018	240,000	237,709
Total Capital International SA 0.75%, 01/25/2016	190,000	190,120

		878,785

Germany - 0.1%
Deutsche Bank AG 1.35%, 05/30/2017 (A)	108,000	107,090

Ireland - 0.2%
Perrigo Co. PLC 1.30%, 11/08/2016	200,000	199,124

Italy - 0.2%
Intesa Sanpaolo SpA 2.38%, 01/13/2017	202,000	203,768

Japan - 1.0%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.55%, 09/09/2016, 144A	246,000	247,041
Mitsubishi UFJ Trust & Banking Corp. 1.60%, 10/16/2017, 144A	207,000	205,460
Mizuho Bank, Ltd. 1.30%, 04/16/2017, 144A	200,000	198,161
Sumitomo Mitsui Banking Corp. Series MTN 1.35%, 07/11/2017	250,000	247,667

		898,329

Luxembourg - 0.4%
Actavis Funding SCS 1.30%, 06/15/2017	344,000	337,734

Netherlands - 0.7%
ABN AMRO Bank NV 1.38%, 01/22/2016, 144A (A)	200,000	200,809
Petrobras Global Finance BV 2.00%, 05/20/2016	171,000	163,331
Volkswagen International Finance NV 1.13%, 11/18/2016, 144A (A)	200,000	199,782

		563,922

Norway - 0.3%
Statoil ASA
1.25%, 11/09/2017 (A)	162,000	161,013
1.95%, 11/08/2018 (A)	118,000	117,972

		278,985

Spain - 0.1%
Telefonica Emisiones SAU 3.99%, 02/16/2016	90,000	92,564

Sweden - 0.2%
Nordea Bank AB 0.88%, 05/13/2016, 144A	200,000	199,822

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Switzerland - 0.8%
Credit Suisse Series MTN 1.38%, 05/26/2017	$ 256,000	$ 255,246
UBS AG
Series MTN
1.38%, 08/14/2017	250,000	248,374
5.88%, 07/15/2016	190,000	203,274

		706,894

United Kingdom - 1.8%
Abbey National Treasury Services PLC 1.65%, 09/29/2017	323,000	322,047
Barclays Bank PLC 5.00%, 09/22/2016	160,000	170,496
BP Capital Markets PLC
2.25%, 11/01/2016 (A)	140,000	142,702
2.52%, 01/15/2020	149,000	149,174
British Telecommunications PLC 5.95%, 01/15/2018	151,000	168,394
Diageo Capital PLC 0.63%, 04/29/2016	240,000	239,258
Rio Tinto Finance USA PLC 1.38%, 06/17/2016	168,000	168,740
Vodafone Group PLC 5.63%, 02/27/2017	155,000	167,940

		1,528,751

United States - 33.0%
Air Lease Corp. 2.13%, 01/15/2018	183,000	179,798
Altera Corp. 1.75%, 05/15/2017	191,000	191,259
Altria Group, Inc. 2.63%, 01/14/2020 (A)	213,000	213,618
American Express Credit Corp. Series MTN 1.55%, 09/22/2017	97,000	97,190
American Honda Finance Corp.
Series MTN
1.20%, 07/14/2017 (A)	111,000	110,613
2.25%, 08/15/2019 (A)	250,000	250,804
American International Group, Inc. Series MTN 5.60%, 10/18/2016	320,000	343,864
AmerisourceBergen Corp. 1.15%, 05/15/2017	305,000	302,423
Anthem, Inc. 2.25%, 08/15/2019 (A)	340,000	336,591
Apple, Inc. 0.45%, 05/03/2016	320,000	319,653
ARC Properties Operating Partnership LP 2.00%, 02/06/2017 (A)	132,000	125,805
AT&T, Inc. 0.80%, 12/01/2015 (A)	450,000	449,827
Bank of America Corp.
2.60%, 01/15/2019	405,000	408,149
3.75%, 07/12/2016	310,000	321,085
Series MTN
1.25%, 01/11/2016 (A)	219,000	219,384

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Limited Maturity Bond VP

(formerly, Transamerica ING Limited Maturity Bond VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Baxter International, Inc. 0.95%, 06/01/2016	$ 168,000	$ 167,932
Bayer US Finance LLC 1.50%, 10/06/2017, 144A	200,000	200,128
BB&T Corp.
5.20%, 12/23/2015	180,000	187,179
Series MTN
1.60%, 08/15/2017 (A)	310,000	309,834
Becton Dickinson and Co. 1.80%, 12/15/2017	164,000	164,605
Berkshire Hathaway Finance Corp. 2.45%, 12/15/2015	360,000	366,476
CareFusion Corp. 1.45%, 05/15/2017	148,000	146,953
Caterpillar Financial Services Corp.
Series MTN
0.70%, 02/26/2016	180,000	180,074
2.25%, 12/01/2019	219,000	219,240
Charles Schwab Corp. 0.85%, 12/04/2015 (A)	238,000	238,520
Chevron Corp.
0.89%, 06/24/2016	150,000	150,317
1.35%, 11/15/2017 (A)	190,000	190,154
Cisco Systems, Inc. 1.10%, 03/03/2017 (A)	315,000	315,133
Citigroup, Inc.
1.30%, 04/01/2016	320,000	320,454
1.70%, 07/25/2016	122,000	122,836
1.85%, 11/24/2017	324,000	323,628
Citizens Bank NA Series MTN 1.60%, 12/04/2017	250,000	248,898
Coca-Cola Co. 1.80%, 09/01/2016	242,000	246,036
Compass Bank 1.85%, 09/29/2017	316,000	314,652
ConAgra Foods, Inc. 1.30%, 01/25/2016	247,000	246,957
Cox Communications, Inc. 5.50%, 10/01/2015	50,000	51,692
Daimler Finance North America LLC 1.25%, 01/11/2016, 144A (A)	300,000	300,816
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.50%, 03/01/2016	142,000	145,704
Dominion Resources, Inc. 1.40%, 09/15/2017 (A)	200,000	198,266
Eastman Chemical Co. 2.40%, 06/01/2017	201,000	204,138
Entergy Corp. 4.70%, 01/15/2017	329,000	346,468
Express Scripts Holding Co.
1.25%, 06/02/2017 (A)	100,000	98,963
3.13%, 05/15/2016	241,000	247,734
Fifth Third Bancorp 3.63%, 01/25/2016	194,000	198,784

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Ford Motor Credit Co. LLC
1.68%, 09/08/2017	$ 219,000	$ 217,257
1.70%, 05/09/2016	200,000	200,708
Freeport-McMoRan, Inc. 2.30%, 11/14/2017 (A)	160,000	160,192
General Electric Capital Corp. 1.00%, 12/11/2015	350,000	351,513
Georgia Power Co. 3.00%, 04/15/2016	110,000	112,960
Gilead Sciences, Inc. 2.35%, 02/01/2020 (A)	184,000	184,990
Glencore Funding LLC 1.70%, 05/27/2016, 144A	157,000	157,250
Goldman Sachs Group, Inc.
2.38%, 01/22/2018 (A)	377,000	380,807
Series MTN
1.60%, 11/23/2015	479,000	481,509
HCP, Inc. 3.75%, 02/01/2016	130,000	133,607
Health Care REIT, Inc. 3.63%, 03/15/2016	94,000	96,746
HSBC USA, Inc. 1.50%, 11/13/2017	155,000	154,694
Huntington National Bank 1.35%, 08/02/2016	250,000	250,133
Hyundai Capital America 1.88%, 08/09/2016, 144A	375,000	377,596
Intel Corp. 1.35%, 12/15/2017 (A)	260,000	259,619
International Business Machines Corp. 1.95%, 07/22/2016	100,000	101,882
John Deere Capital Corp.
0.75%, 01/22/2016	110,000	109,977
1.05%, 10/11/2016	158,000	158,224
Johnson & Johnson 1.13%, 11/21/2017	190,000	189,433
Johnson Controls, Inc. 1.40%, 11/02/2017	104,000	103,055
JPMorgan Chase & Co.
3.15%, 07/05/2016	364,000	374,169
Series MTN
1.35%, 02/15/2017	254,000	253,994
Juniper Networks, Inc. 3.10%, 03/15/2016 (A)	222,000	226,389
KeyCorp Series MTN 2.30%, 12/13/2018	184,000	184,635
Kinder Morgan, Inc. 2.00%, 12/01/2017 (A)	186,000	184,849
KLA-Tencor Corp. 2.38%, 11/01/2017	162,000	162,853
L-3 Communications Corp. 1.50%, 05/28/2017	148,000	146,544
Lorillard Tobacco Co. 3.50%, 08/04/2016 (A)	90,000	92,652
Manufacturers & Traders Trust Co. 1.40%, 07/25/2017	337,000	336,507

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Limited Maturity Bond VP

(formerly, Transamerica ING Limited Maturity Bond VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Marathon Oil Corp. 0.90%, 11/01/2015	$ 260,000	$ 259,241
McKesson Corp.
0.95%, 12/04/2015	176,000	176,416
1.29%, 03/10/2017	175,000	174,106
Medtronic, Inc.
0.88%, 02/27/2017	218,000	216,936
2.50%, 03/15/2020, 144A	131,000	131,344
MetLife, Inc. 1.90%, 12/15/2017	129,000	129,294
Monsanto Co. 1.15%, 06/30/2017 (A)	344,000	341,359
Morgan Stanley
1.75%, 02/25/2016	80,000	80,434
1.88%, 01/05/2018	190,000	189,305
2.13%, 04/25/2018	200,000	200,116
Series MTN
5.45%, 01/09/2017	241,000	258,765
Murphy Oil Corp. 2.50%, 12/01/2017	185,000	183,890
National Rural Utilities Cooperative Finance Corp. 1.10%, 01/27/2017	238,000	237,200
Navient Corp. Series MTN 3.88%, 09/10/2015	110,000	110,825
NetApp, Inc. 2.00%, 12/15/2017	200,000	201,120
Oracle Corp. 1.20%, 10/15/2017 (A)	260,000	259,075
PepsiCo, Inc.
0.70%, 02/26/2016	110,000	110,057
1.25%, 08/13/2017 (A)	90,000	89,826
Pfizer, Inc. 1.10%, 05/15/2017 (A)	249,000	248,705
Philip Morris International, Inc.
1.25%, 11/09/2017 (A)	240,000	238,595
2.50%, 05/16/2016	280,000	286,659
PNC Bank NA 1.15%, 11/01/2016 (A)	250,000	250,334
PNC Funding Corp. 5.63%, 02/01/2017	230,000	248,224
PPG Industries, Inc. 2.30%, 11/15/2019 (A)	171,000	170,247
Procter & Gamble Co.
1.45%, 08/15/2016	244,000	246,832
1.90%, 11/01/2019 (A)	180,000	180,361
Progress Energy, Inc. 5.63%, 01/15/2016	282,000	295,471
Regions Financial Corp.
2.00%, 05/15/2018	202,000	200,018
5.75%, 06/15/2015	185,000	188,842
Southern California Edison Co. 1.13%, 05/01/2017	172,000	171,565
Southern Co. 1.30%, 08/15/2017 (A)	239,000	238,019

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Southwest Airlines Co. 2.75%, 11/06/2019 (A)	$ 163,000	$ 163,750
Starbucks Corp. 0.88%, 12/05/2016	286,000	285,193
State Street Corp. 2.88%, 03/07/2016	300,000	307,339
SunTrust Banks, Inc.
2.50%, 05/01/2019	130,000	130,854
3.60%, 04/15/2016	281,000	289,823
Symantec Corp. 2.75%, 09/15/2015	190,000	192,333
Synchrony Financial 1.88%, 08/15/2017	276,000	276,536
Sysco Corp. 1.45%, 10/02/2017	207,000	206,772
U.S. Bancorp Series MTN 2.20%, 11/15/2016 (A)	100,000	102,046
United Parcel Service, Inc. 1.13%, 10/01/2017	200,000	199,016
UnitedHealth Group, Inc.
0.85%, 10/15/2015	260,000	260,752
1.40%, 12/15/2017	179,000	178,841
US Bank NA 1.38%, 09/11/2017	250,000	250,153
Ventas Realty, LP
1.25%, 04/17/2017	205,000	203,091
1.55%, 09/26/2016	186,000	186,745
Verizon Communications, Inc. 2.63%, 02/21/2020, 144A	240,000	237,256
Volkswagen Group of America Finance LLC 1.60%, 11/20/2017, 144A	200,000	199,268
Wal-Mart Stores, Inc.
0.60%, 04/11/2016	120,000	119,944
1.95%, 12/15/2018	214,000	216,758
Walgreens Boots Alliance, Inc. 2.70%, 11/18/2019	78,000	78,397
Walt Disney Co. Series MTN 1.10%, 12/01/2017 (A)	410,000	407,544
Waste Management, Inc. 2.60%, 09/01/2016 (A)	144,000	147,308
WEA Finance LLC / Westfield UK & Europe Finance PLC 1.75%, 09/15/2017, 144A	200,000	198,924
Wells Fargo & Co. Series MTN 2.10%, 05/08/2017	496,000	504,407
Whirlpool Corp. 1.65%, 11/01/2017 (A)	162,000	161,462
WM Wrigley Jr. Co. 1.40%, 10/21/2016, 144A	205,000	205,166
Zoetis, Inc.
1.15%, 02/01/2016	200,000	199,821
1.88%, 02/01/2018	172,000	170,452

		28,860,510

Total Corporate Debt Securities (Cost $39,514,395)		39,396,500

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Limited Maturity Bond VP

(formerly, Transamerica ING Limited Maturity Bond VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Notional Amount	Value
PURCHASED SWAPTION - 0.0% (C)
Put Option - 0.0% (C)
OTC - If exercised the Series receives floating 3 Month LIBOR, and pays 5.07%, European Style Expires 05/29/2015 Counterparty: CSFB	$ 6,109,000	$ 184

Total Purchased Swaption (Cost $28,102)		184

	Shares	Value

SECURITIES LENDING COLLATERAL - 8.6%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (D)	7,483,457	7,483,457

Total Securities Lending Collateral (Cost $7,483,457)		7,483,457

	Principal	Value
REPURCHASE AGREEMENT - 2.8%

State Street Bank & Trust Co. 0.01% (D), dated 12/31/2014, to be repurchased at $2,487,959 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 07/25/2037, and with a value of $2,542,204.

	$ 2,487,957	$ 2,487,957

Total Repurchase Agreement (Cost $2,487,957)		2,487,957

Total Investments (Cost $96,595,506) (E)		96,190,594
Net Other Assets (Liabilities) - (10.0)%		(8,750,230)

Net Assets - 100.0%		$ 87,440,364

FUTURES CONTRACTS: (F)
Description	Type	Number of Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note	Long	77	03/31/2015	$(22,276)
5-Year U.S. Treasury Note	Short	(50)	03/31/2015	(1,819)

Total				$(24,095)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
U.S. Government Obligations	24.0%	$23,061,336
Asset-Backed Securities	15.6	14,966,564
Banks	10.1	9,732,834
Mortgage-Backed Securities	9.1	8,794,596
Diversified Financial Services	4.0	3,804,891
Capital Markets	2.7	2,588,443
Health Care Providers & Services	2.2	2,165,662
Oil, Gas & Consumable Fuels	1.9	1,855,043
Pharmaceuticals	1.8	1,783,106
Automobiles	1.3	1,239,611
Media	1.2	1,170,863
Electric Utilities	1.2	1,164,483
Diversified Telecommunication Services	1.0	948,041
Insurance	0.9	839,634
Tobacco	0.9	831,524
Health Care Equipment & Supplies	0.9	827,770
Real Estate Investment Trusts	0.8	741,710
Chemicals	0.7	715,744
Beverages	0.7	685,177
Metals & Mining	0.7	661,832
Consumer Finance	0.7	656,290
Food & Staples Retailing	0.6	621,871

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Limited Maturity Bond VP

(formerly, Transamerica ING Limited Maturity Bond VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Energy Equipment & Services	0.6%		$616,170
Semiconductors & Semiconductor Equipment	0.6		613,731
Communications Equipment	0.6		541,522
Technology Hardware, Storage & Peripherals	0.5		520,773
Food Products	0.5		452,123
Software	0.5		451,408
Hotels, Restaurants & Leisure	0.3		285,193
Professional Services	0.3		276,536
Household Products	0.3		246,832
Machinery	0.2		219,240
Internet Software & Services	0.2		204,071
Air Freight & Logistics	0.2		199,016
Multi-Utilities	0.2		198,266
Biotechnology	0.2		184,990
Personal Products	0.2		180,361
Trading Companies & Distributors	0.2		179,798
Wireless Telecommunication Services	0.2		167,940
Airlines	0.2		163,750
Household Durables	0.2		161,462
Commercial Services & Supplies	0.1		147,308
Aerospace & Defense	0.1		146,544
Auto Components	0.1		103,055
IT Services	0.1		101,882
Purchased Swaption	0.0	(C)	184

Investments, at Value	89.6		86,219,180
Short-Term Investments	10.4		9,971,414

Total Investments	100.0%		$96,190,594

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
U.S. Government Obligations	$—	$23,061,336	$—	$23,061,336
Mortgage-Backed Securities	—	8,794,596	—	8,794,596
Asset-Backed Securities	—	14,966,564	—	14,966,564
Corporate Debt Securities	—	39,396,500	—	39,396,500
Purchased Swaption	—	184	—	184
Securities Lending Collateral	7,483,457	—	—	7,483,457
Repurchase Agreement	—	2,487,957	—	2,487,957

Total Investments	$7,483,457	$88,707,137	$—	$96,190,594

LIABILITIES
Derivative Financial Instruments
Futures Contracts (H)	$(24,095)	$—	$—	$(24,095)

Total Derivative Financial Instruments	$(24,095)	$—	$—	$(24,095)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Limited Maturity Bond VP

(formerly, Transamerica ING Limited Maturity Bond VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $7,327,566. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Floating or variable rate security. Rate is disclosed as of December 31, 2014.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Rate disclosed reflects the yield at December 31, 2014.
(E)	Aggregate cost for federal income tax purposes is $96,597,587. Aggregate gross unrealized appreciation and depreciation for all securities is $98,173 and $505,166, respectively. Net unrealized depreciation for tax purposes is $406,993.
(F)	Cash in the amount of $20,206 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(G)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(H)	Derivative financial instrument valued at unrealized appreciation (depreciation).

DEFINITIONS:

144A	144A securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities aggregated $13,395,800, representing 15.32% of the Portfolio’s net assets.
CSFB	Credit Suisse First Boston
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OTC	Over the Counter

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Limited Maturity Bond VP

(formerly, Transamerica ING Limited Maturity Bond VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $94,107,549) (including securities loaned of $7,327,566)	$93,702,637
Repurchase agreement, at value (cost $2,487,957)	2,487,957
Cash on deposit with broker	20,206
Receivables:
Investments sold	1,701,057
Interest	317,763
Net income from securities lending	5,050
Variation margin receivable on derivative financial instruments	62,941
Prepaid expenses	683

Total assets	98,298,294

Liabilities:
Due to custodian	49,700
Payables and other liabilities:
Shares redeemed	100
Investments purchased	3,261,429
Investment advisory fees	39,541
Distribution and service fees	156
Administration fees	1,977
Transfer agent fees	234
Trustees fees	30
Audit and tax fees	16,345
Custody fees	2,393
Legal fees	137
Printing and shareholder reports fees	2,248
Other	183
Collateral for securities on loan	7,483,457

Total liabilities	10,857,930

Net assets	$87,440,364

Net assets consist of:
Capital stock ($0.01 par value)	$87,110
Additional paid-in capital	86,962,196
Undistributed (distributions in excess of) net investment income (loss)	774,714
Accumulated net realized gain (loss)	45,309
Net unrealized appreciation (depreciation) on:
Investments	(404,912)
Futures contracts	(24,095)
Translation of assets and liabilities denominated in foreign currencies	42

Net assets	$87,440,364

Net assets by class:
Initial Class	$86,750,711
Service Class	689,653

Shares outstanding:
Initial Class	8,642,018
Service Class	68,938

Net asset value and offering price per share:
Initial Class	$10.04
Service Class	10.00

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Interest income (net of withholding taxes on foreign interest of $360)	$1,292,847
Net income from securities lending	45,531

Total investment income	1,338,378

Expenses:
Investment advisory fees	484,835
Distribution and service fees:
Service Class	1,655
Administration fees	24,242
Transfer agent fees	1,447
Trustees fees	3,505
Audit and tax fees	17,501
Custody fees	65,462
Legal fees	5,762
Printing and shareholder reports fees	3,096
Other	5,403

Total expenses	612,908

Net investment income (loss)	725,470

Net realized gain (loss) on:
Investments	171,463
Futures contracts	19,052
Swap agreements	(6,727)
Foreign currency transactions	(909)

Net realized gain (loss)	182,879

Net change in unrealized appreciation (depreciation) on:
Investments	(226,196)
Futures contracts	(101,670)
Translation of assets and liabilities denominated in foreign currencies	42

Net change in unrealized appreciation (depreciation)	(327,824)

Net realized and change in unrealized gain (loss)	(144,945)

Net increase (decrease) in net assets resulting from operations	$580,525

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Limited Maturity Bond VP

(formerly, Transamerica ING Limited Maturity Bond VP)

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	December 31, 2014	December 31, 2013 (A)
From operations:
Net investment income (loss)	$725,470	$227,907
Net realized gain (loss)	182,879	(61,101)
Net change in unrealized appreciation (depreciation)	(327,824)	(101,141)
Net increase (decrease) in net assets resulting from operations	580,525	65,665

Distributions to shareholders:
Net investment income:
Initial Class	(254,151)	—
Service Class	(1,123)	—
Total distributions from net investment income	(255,274)	—

Capital share transactions:
Proceeds from shares sold:
Initial Class	167,362	100,387,794
Service Class	116,213	596,291
	283,575	100,984,085
Dividends and distributions reinvested:
Initial Class	254,151	—
Service Class	1,123	—
	255,274	—
Cost of shares redeemed:
Initial Class	(14,440,984)	(6,310)
Service Class	(22,018)	(4,174)
	(14,463,002)	(10,484)
Net increase (decrease) in net assets resulting from capital share transactions	(13,924,153)	100,973,601
Net increase (decrease) in net assets	(13,598,902)	101,039,266

Net assets:
Beginning of period/year	101,039,266	—
End of period/year	$87,440,364	$101,039,266
Undistributed (distributions in excess of) net investment income (loss)	$774,714	$248,498

Capital share transactions - shares:
Shares issued:
Initial Class	16,676	10,038,919
Service Class	11,596	59,846
	28,272	10,098,765
Shares reinvested:
Initial Class	25,314	—
Service Class	112	—
	25,426	—
Shares redeemed:
Initial Class	(1,438,257)	(634)
Service Class	(2,198)	(418)
	(1,440,455)	(1,052)

Net increase (decrease) in shares outstanding:
Initial Class	(1,396,267)	10,038,285
Service Class	9,510	59,428
	(1,386,757)	10,097,713

(A)	Commenced operations on May 1, 2013.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Limited Maturity Bond VP

(formerly, Transamerica ING Limited Maturity Bond VP)

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and year indicated:	Initial Class
	December 31, 2014	December 31, 2013 (A)
Net asset value, beginning of period/year	$10.01	$10.00
Investment operations:
Net investment income (loss) (B)	0.08	0.02
Net realized and unrealized gain (loss)	(0.02)	(0.01)
Total investment operations	0.06	0.01
Distributions:
Net investment income	(0.03)	—
Net asset value, end of period/year	$10.04	$10.01
Total return (C)	0.55%	0.10	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$86,751	$100,446
Expenses to average net assets	0.63%	0.63	%(E)
Net investment income (loss) to average net assets	0.75%	0.34	%(E)
Portfolio turnover rate	388%	405	%(D)

(A)	Commenced operations on May 1, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and year indicated:	Service Class
	December 31, 2014	December 31, 2013 (A)
Net asset value, beginning of period/year	$9.99	$10.00
Investment operations:
Net investment income (loss) (B)	0.05	0.01
Net realized and unrealized gain (loss)	(0.02)	(0.02)
Total investment operations	0.03	(0.01)
Distributions:
Net investment income	(0.02)	—
Net asset value, end of period/year	$10.00	$9.99
Total return (C)	0.26%	(0.10	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$689	$593
Expenses to average net assets	0.88%	0.88	%(E)
Net investment income (loss) to average net assets	0.51%	0.18	%(E)
Portfolio turnover rate	388%	405	%(D)

(A)	Commenced operations on May 1, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Limited Maturity Bond VP

(formerly, Transamerica ING Limited Maturity Bond VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective May 1, 2014, Transamerica ING Limited Maturity Bond VP changed its name to Transamerica Voya Limited Maturity Bond VP (the “Portfolio”). The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Limited Maturity Bond VP

(formerly, Transamerica ING Limited Maturity Bond VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Limited Maturity Bond VP

(formerly, Transamerica ING Limited Maturity Bond VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask price (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

Open option contracts at December 31, 2014, if any, are listed in the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Open futures contracts at December 31, 2014, if any, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is shown on the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be executed in multilateral or other trade facility platforms, such as a registered exchange (“centrally cleared swaps”). Centrally cleared swaps listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swaps the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, variance, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses in the Statement of Operations.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Limited Maturity Bond VP

(formerly, Transamerica ING Limited Maturity Bond VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swaps, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps is disclosed in the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.

Open centrally cleared swap agreements at December 31, 2014, if any, are listed in the Schedule of Investments. The centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded by the Portfolio, if applicable, and is shown on the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2014, if any, are listed in the Schedule of Investments. The value, as applicable, is shown on the Statement of Assets and Liabilities.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Open when-issued securities at December 31, 2014, if any, are identified in the Schedule of Investments. Open trades, if any, are reflected as When-issued securities purchased in the Statement of Assets and Liabilities.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Limited Maturity Bond VP

(formerly, Transamerica ING Limited Maturity Bond VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Real estate investment trusts (“REIT”): Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs owned at December 31, 2014, if any, are identified in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Limited Maturity Bond VP

(formerly, Transamerica ING Limited Maturity Bond VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models based that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Limited Maturity Bond VP

(formerly, Transamerica ING Limited Maturity Bond VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2014:

	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$57,464,340	65.72%
Transamerica Asset Allocation – Moderate VP	29,189,660	33.38
Transamerica Voya Balanced Allocation VP	54,947	0.06
Transamerica Voya Conservative Allocation VP	56,913	0.07
Total	$86,765,860	99.23%

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $250 million	0.500%
Over $250 million up to $1 billion	0.475%
Over $1 billion	0.460%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.88%	May 1, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Limited Maturity Bond VP

(formerly, Transamerica ING Limited Maturity Bond VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$37,614,928	$343,547,051	$38,263,149	$355,384,941

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Limited Maturity Bond VP

(formerly, Transamerica ING Limited Maturity Bond VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2013	Ending number of positions at December 31, 2014	Average number of positions (A)
Futures contracts	2	2	2
Purchased options and swaptions	—	1	1	(B)
Swap agreements	—	—	1	(B)

(A)	Calculated based on positions held at each month end during the current year.
(B)	There were no open positions at the beginning and/or the end of the year, however the Portfolio periodically invested in this type of derivative instrument during the year.

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Total
Asset derivatives
Purchased options and swaptions (A)	$184	$184
Total gross amount of assets (B)	$184	$184
Liability derivatives
Net unrealized depreciation on futures contracts (C) (D)	$(24,095)	$(24,095)
Total gross amount of liabilities (B)	$(24,095)	$(24,095)

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.
(C)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(D)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Gross Amounts Not Offset in the Statement of Assets and Liabilities as of December 31, 2014:

The following table presents the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged for option contracts as of December 31, 2014. See Repurchase agreement note for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities (A)	Value Available for Offset	Collateral Received (B)	Net Amount
Credit Suisse International	$184	$—	$—	$184
Total assets	$184	$—	$—	$184

Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities (A)	Value Available for Offset	Collateral Pledged (B)	Net Amount
Other Derivatives (C)	$24,095	$—	$—	$24,095
Total liabilities	$24,095	$—	$—	$24,095

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Limited Maturity Bond VP

(formerly, Transamerica ING Limited Maturity Bond VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

For non-exchange-traded derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Credit Contracts	Total
Net realized gain (loss) on:
Futures contracts	$19,052	$—	$19,052
Swap agreements	—	(6,727)	(6,727)
Total Net realized gain (loss)	19,052	(6,727)	12,325
Net change in unrealized appreciation (depreciation) on:
Purchased options and swaptions (A)	(27,918)	—	(27,918)
Futures contracts	(101,670)	—	(101,670)
Total Net change in unrealized appreciation (depreciation)	(129,588)	—	(129,588)
Total	$(110,536)	$(6,727)	$(117,263)

(A)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statement of Operations.

NOTE 6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, swaps, foreign currency transactions paydown gain/loss, and futures contracts.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to foreign currency gain/loss and paydown gain/loss. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(1)
Undistributed (distributions in excess of) net investment income (loss)	56,020
Accumulated net realized gain (loss)	(56,019)

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The capital loss carryforwards utilized or expired during the year ended December 31, 2014 were $3,937.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Limited Maturity Bond VP

(formerly, Transamerica ING Limited Maturity Bond VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$255,274
Long-Term Capital Gain	—
2013 Distributions paid from:
Ordinary Income	$—
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$798,009
Undistributed Long-Term Capital Gain	—
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	(406,951)

NOTE 7. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Voya Limited Maturity Bond VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Voya Limited Maturity Bond VP (formerly, ING Limited Maturity Bond VP) (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statements of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Voya Limited Maturity Bond VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, and the statement of changes in its net assets and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Limited Maturity Bond VP

(formerly, Transamerica ING Limited Maturity Bond VP)

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Mid Cap Opportunities VP

(formerly, Transamerica ING Mid Cap Opportunities VP)

(unaudited)

MARKET ENVIRONMENT

October 2014 marked the end of the U.S. Federal Reserve’s asset-purchase program amid continued improving economic conditions, most notably in the labor market. U.S. stocks performed well, outpacing international equities. Oil prices weakened, leveling near five-year lows as they lost about half their value in the second half of 2014. While cheaper oil was considered a boon to importing nations such as China and the U.S., it stressed energy exporters such as Norway and Russia and threatened deflation in the eurozone. The end of quantitative easing confirmed the strength of the U.S. economy. Strength of U.S. corporations also remained intact, as evidenced by significant amounts of free cash flow and record high incremental margins.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Voya Mid Cap Opportunities VP, Initial Class returned 8.73%. By comparison, its benchmark, the Russell Midcap® Growth Index returned 11.90%.

STRATEGY REVIEW

During the year, the Portfolio underperformed its benchmark, the Russell Midcap® Growth Index, driven primarily by stock selection. Holdings within information technology and consumer staples contributed the most to performance, while stock selection within energy and health care detracted the most.

Southwest Airlines Co., Hillshire Brands Co. (no longer held at year end), and Palo Alto Networks, Inc. were the biggest contributors to performance. The Portfolio’s overweight in the domestic airline Southwest Airlines Co. contributed to performance. A strong pricing environment in North America, coupled with solid company cost controls, helped the performance. An overweight in packaged meat company Hillshire Brands Co. also contributed to performance. The stock rose after Pilgrim’s Pride and Tyson Foods, Inc. entered into a bidding war to acquire the company. In June, Tyson Foods, Inc. announced a bid to acquire all outstanding shares of Hillshire Brands Co. for $63 per share, up from its previous bid of $50 per share and trumping Pilgrim’s Pride’s offer of $55 per share. An overweight position in Palo Alto Networks, Inc. was another contributor. The company reported strong fiscal third quarter results, driven by better-than-expected billings growth, deferred revenue growth and recurring subscription revenues. In addition, the paid subscriber base for WildFire, one of the company’s key products, continues to experience strong growth. Importantly, the company announced that it reached a settlement with Juniper Networks over a patent infringement case; as part of the settlement, the two companies agreed not to sue each other over patent infringement for eight years.

Best Buy Co., Inc. (no longer held at year end), Informatica Corp. (no longer held at year end), and Cabot Oil & Gas Corp. were among the most significant individual detractors for the period. Portfolio’s overweight in Best Buy Co., Inc. detracted from performance. The stock fell after the company reported disappointing results early in the year due to a competitive environment in consumer electronics. Stiff competition led to a highly promotional holiday season in 2014 and negatively impacted Best Buy Co., Inc.’s revenues and margins. The Portfolio’s overweight in Informatica Corp. also detracted from performance. The company reported strong fourth quarter results, but concerns over the company’s competitive position weighed on the shares. The market questioned Informatica Corp.‘s ability to remain relevant in the era of cloud computing, as a variety of open source software platforms began offering alternatives to some of Informatica Corp.‘s core offerings. An overweight in Cabot Oil & Gas Corp. was another from performance. The stock fell on concerns of weaker-than-expected price realization due to an infrastructure bottleneck that limited the company’s ability to transport gas to more attractive markets.

Jeffrey Bianchi, CFA

Michael Pytosh

Co-Portfolio Managers

Voya Investment Management Co. LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Mid Cap Opportunities VP

(formerly, Transamerica ING Mid Cap Opportunities VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	10 Years or Since Inception of Class	Inception Date
Initial Class	8.73%	16.32%	05/01/2013
Russell Midcap® Growth Index (A)	11.90%	19.27%
Service Class	8.51%	16.06%	05/01/2013

(A) The Russell Midcap® Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception date of the class. You cannot invest directly in an index. The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in stocks of Mid-Sized Companies may entail greater volatility and less liquidity than larger companies. Foreign Investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Mid Cap Opportunities VP

(formerly, Transamerica ING Mid Cap Opportunities VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,064.00	$4.68	$1,020.70	$4.58	0.90%
Service Class	1,000.00	1,063.50	5.98	1,019.40	5.85	1.15

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.7%
Securities Lending Collateral	8.2
Repurchase Agreement	1.3
Net Other Assets (Liabilities)	(8.2)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Mid Cap Opportunities VP

(formerly, Transamerica ING Mid Cap Opportunities VP)

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
COMMON STOCKS - 98.7%
Aerospace & Defense - 1.0%
Textron, Inc.	47,468	$ 1,998,877

Airlines - 3.0%
Southwest Airlines Co.	145,703	6,166,151

Auto Components - 0.8%
Delphi Automotive PLC, Class A	21,468	1,561,153

Banks - 1.1%
SVB Financial Group (A)	19,704	2,287,043

Beverages - 2.9%
Molson Coors Brewing Co., Class B	28,870	2,151,392
Monster Beverage Corp. (A)	35,571	3,854,118

		6,005,510

Biotechnology - 1.9%
Medivation, Inc. (A)	22,656	2,256,764
Vertex Pharmaceuticals, Inc. (A)	14,510	1,723,788

		3,980,552

Capital Markets - 3.4%
Affiliated Managers Group, Inc. (A)	10,816	2,295,588
Ameriprise Financial, Inc.	26,178	3,462,040
SEI Investments Co.	27,872	1,115,995

		6,873,623

Chemicals - 1.3%
Eastman Chemical Co.	34,166	2,591,833

Commercial Services & Supplies - 2.3%
Tyco International PLC	43,702	1,916,770
Waste Connections, Inc.	63,021	2,772,294

		4,689,064

Communications Equipment - 2.1%
F5 Networks, Inc., Class B (A)	19,102	2,492,143
Palo Alto Networks, Inc. (A) (B)	15,411	1,888,926

		4,381,069

Construction & Engineering - 1.1%
Quanta Services, Inc. (A)	80,387	2,282,187

Containers & Packaging - 3.1%
Crown Holdings, Inc. (A)	50,266	2,558,539
Packaging Corp. of America	47,249	3,687,785

		6,246,324

Electrical Equipment - 1.9%
AMETEK, Inc., Class A	73,812	3,884,726

Energy Equipment & Services - 1.0%
Cameron International Corp. (A)	41,738	2,084,813

Food & Staples Retailing - 1.2%
Sprouts Farmers Market, Inc. (A) (B)	69,195	2,351,246

Food Products - 4.7%
Hain Celestial Group, Inc. (A)	48,922	2,851,663
Hershey Co.	15,686	1,630,246
Mead Johnson Nutrition Co., Class A	30,749	3,091,505
TreeHouse Foods, Inc. (A)	23,257	1,989,171

		9,562,585

Health Care Equipment & Supplies - 1.7%
DexCom, Inc. (A)	24,329	1,339,312
St. Jude Medical, Inc.	34,180	2,222,725

		3,562,037

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services - 2.8%
Cardinal Health, Inc.	30,689	$ 2,477,523
Henry Schein, Inc. (A)	7,446	1,013,773
Universal Health Services, Inc., Class B	20,258	2,253,905

		5,745,201

Hotels, Restaurants & Leisure - 6.6%
Brinker International, Inc.	63,378	3,719,655
Chipotle Mexican Grill, Inc., Class A (A)	5,996	4,104,322
Hilton Worldwide Holdings, Inc. (A)	97,635	2,547,297
Marriott International, Inc., Class A	40,529	3,162,478

		13,533,752

Household Durables - 2.8%
Jarden Corp. (A)	86,056	4,120,361
Newell Rubbermaid, Inc.	44,343	1,689,025

		5,809,386

Industrial Conglomerates - 1.9%
Roper Industries, Inc.	24,275	3,795,396

Insurance - 3.9%
Aon PLC	41,692	3,953,652
Arthur J. Gallagher & Co.	43,169	2,032,396
Lincoln National Corp.	35,568	2,051,207

		8,037,255

IT Services - 2.4%
Broadridge Financial Solutions, Inc.	53,961	2,491,919
Gartner, Inc. (A)	29,903	2,518,132

		5,010,051

Life Sciences Tools & Services - 2.7%
Illumina, Inc. (A)	13,209	2,438,117
Mettler-Toledo International, Inc. (A)	10,280	3,109,289

		5,547,406

Machinery - 2.4%
Ingersoll-Rand PLC	44,987	2,851,726
Oshkosh Corp.	43,690	2,125,518

		4,977,244

Media - 3.1%
DISH Network Corp., Class A (A)	38,660	2,817,928
Scripps Networks Interactive, Inc., Class A (B)	12,757	960,219
Starz, Class A (A)	83,210	2,471,337

		6,249,484

Multiline Retail - 1.8%
Macy’s, Inc.	55,975	3,680,356

Oil, Gas & Consumable Fuels - 3.8%
Cabot Oil & Gas Corp.	78,851	2,334,778
Concho Resources, Inc. (A)	27,533	2,746,417
EQT Corp.	12,810	969,717
Noble Energy, Inc.	37,734	1,789,723

		7,840,635

Pharmaceuticals - 3.2%
Mylan, Inc. (A)	66,098	3,725,944
Pacira Pharmaceuticals, Inc. (A) (B)	5,526	489,935
Zoetis, Inc., Class A	56,483	2,430,464

		6,646,343

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Mid Cap Opportunities VP

(formerly, Transamerica ING Mid Cap Opportunities VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Professional Services - 2.5%
Equifax, Inc.	37,078	$ 2,998,498
Nielsen NV	49,614	2,219,234

		5,217,732

Real Estate Investment Trusts - 1.0%
Extra Space Storage, Inc.	34,409	2,017,744

Semiconductors & Semiconductor Equipment - 4.9%
Cavium, Inc. (A) (B)	33,655	2,080,552
Freescale Semiconductor, Ltd. (A) (B)	65,240	1,646,005
Microchip Technology, Inc. (B)	61,599	2,778,731
Xilinx, Inc.	80,408	3,480,863

		9,986,151

Software - 7.9%
Check Point Software Technologies, Ltd., Class A (A) (B)	27,648	2,172,303
Electronic Arts, Inc. (A)	67,217	3,160,207
Intuit, Inc.	50,166	4,624,804
Red Hat, Inc. (A)	52,748	3,646,997
SolarWinds, Inc. (A)	52,762	2,629,130

		16,233,441

Specialty Retail - 5.3%
Five Below, Inc. (A) (B)	46,760	1,909,211
Ross Stores, Inc.	37,655	3,549,360
Tractor Supply Co.	26,736	2,107,331
Ulta Salon Cosmetics & Fragrance, Inc. (A)	25,852	3,304,920

		10,870,822

Textiles, Apparel & Luxury Goods - 4.4%
lululemon athletica, Inc. (A) (B)	34,628	1,931,896
Michael Kors Holdings, Ltd. (A)	33,542	2,519,004
VF Corp.	60,631	4,541,262

		8,992,162

	Shares	Value
COMMON STOCKS (continued)
Trading Companies & Distributors - 0.8%
WESCO International, Inc. (A) (B)	21,518	$ 1,639,887

Total Common Stocks (Cost $178,776,991)		202,339,241

SECURITIES LENDING COLLATERAL - 8.2%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (C)	16,848,303	16,848,303

Total Securities Lending Collateral (Cost $16,848,303)		16,848,303

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2014, to be repurchased at $2,592,269 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 07/25/2037, and with a value of $2,647,178.	$ 2,592,268	2,592,268

Total Repurchase Agreement (Cost $2,592,268)		2,592,268

Total Investments (Cost $198,217,562) (D)		221,779,812
Net Other Assets (Liabilities) - (8.2)%		(16,896,381)

Net Assets - 100.0%		$ 204,883,431

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Common Stocks	$202,339,241	$—	$—	$202,339,241
Securities Lending Collateral	16,848,303	—	—	16,848,303
Repurchase Agreement	—	2,592,268	—	2,592,268

Total Investments	$219,187,544	$2,592,268	$—	$221,779,812

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The value of all securities on loan is $16,479,370. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2014.
(D)	Aggregate cost for federal income tax purposes is $198,392,619. Aggregate gross unrealized appreciation and depreciation for all securities is $26,961,566 and $3,574,373, respectively. Net unrealized appreciation for tax purposes is $23,387,193.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Mid Cap Opportunities VP

(formerly, Transamerica ING Mid Cap Opportunities VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $195,625,294) (including securities loaned of $16,479,370)	$219,187,544
Repurchase agreement, at value (cost $2,592,268)	2,592,268
Cash	11,247
Receivables:
Interest	1
Dividends	109,815
Net income from securities lending	2,926
Prepaid expenses	901

Total assets	221,904,702

Liabilities:
Payables and other liabilities:
Shares redeemed	9
Investment advisory fees	151,223
Distribution and service fees	91
Administration fees	4,597
Transfer agent fees	335
Trustees fees	75
Audit and tax fees	13,931
Printing and shareholder reports fees	2,475
Other	232
Collateral for securities on loan	16,848,303

Total liabilities	17,021,271

Net assets	$204,883,431

Net assets consist of:
Capital stock ($0.01 par value)	$162,188
Additional paid-in capital	170,842,585
Undistributed (distributions in excess of) net investment income (loss)	573,751
Accumulated net realized gain (loss)	9,742,657
Net unrealized appreciation (depreciation) on:
Investments	23,562,250

Net assets	$204,883,431

Net assets by class:
Initial Class	$204,477,573
Service Class	405,858

Shares outstanding:
Initial Class	16,186,562
Service Class	32,242

Net asset value and offering price per share:
Initial Class	$12.63
Service Class	12.59

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $3,083)	$1,978,298
Interest income	322
Net income from securities lending	43,392

Total investment income	2,022,012

Expenses:
Investment advisory fees	1,317,639
Distribution and service fees:
Service Class	866
Administration fees	39,958
Transfer agent fees	2,329
Trustees fees	5,903
Audit and tax fees	15,846
Custody fees	45,776
Legal fees	9,253
Printing and shareholder reports fees	5,330
Other	8,011

Total expenses	1,450,911

Net investment income (loss)	571,101

Net realized gain (loss) on:
Investments	9,772,384

Net realized gain (loss)	9,772,384

Net change in unrealized appreciation (depreciation) on:
Investments	3,870,140

Net change in unrealized appreciation (depreciation)	3,870,140

Net realized and change in unrealized gain (loss)	13,642,524

Net increase (decrease) in net assets resulting from operations	$14,213,625

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Mid Cap Opportunities VP

(formerly, Transamerica ING Mid Cap Opportunities VP)

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	December 31, 2014	December 31, 2013 (A)
From operations:
Net investment income (loss)	$571,101	$104,826
Net realized gain (loss)	9,772,384	2,857,456
Net change in unrealized appreciation (depreciation)	3,870,140	19,692,110
Net increase (decrease) in net assets resulting from operations	14,213,625	22,654,392

Distributions to shareholders:
Net investment income:
Initial Class	(97,442)	—
Total distributions from net investment income	(97,442)	—
Net realized gains:
Initial Class	(2,884,793)	—
Service Class	(7,207)	—
Total distributions from net realized gains	(2,892,000)	—
Total distributions to shareholders	(2,989,442)	—

Capital share transactions:
Proceeds from shares sold:
Initial Class	40,658,996	129,432,138
Service Class	134,145	247,766
	40,793,141	129,679,904
Dividends and distributions reinvested:
Initial Class	2,982,235	—
Service Class	7,207	—
	2,989,442	—
Cost of shares redeemed:
Initial Class	(2,401,147)	(16,291)
Service Class	(35,819)	(4,374)
	(2,436,966)	(20,665)
Net increase (decrease) in net assets resulting from capital share transactions	41,345,617	129,659,239
Net increase (decrease) in net assets	52,569,800	152,313,631

Net assets:
Beginning of period/year	152,313,631	—
End of period/year	$204,883,431	$152,313,631
Undistributed (distributions in excess of) net investment income (loss)	$573,751	$100,092

Capital share transactions - shares:
Shares issued:
Initial Class	3,302,009	12,843,881
Service Class	11,392	23,670
	3,313,401	12,867,551
Shares reinvested:
Initial Class	247,900	—
Service Class	601	—
	248,501	—
Shares redeemed:
Initial Class	(205,719)	(1,509)
Service Class	(3,029)	(392)
	(208,748)	(1,901)

Net increase (decrease) in shares outstanding:
Initial Class	3,344,190	12,842,372
Service Class	8,964	23,278
	3,353,154	12,865,650

(A)	Commenced operations on May 1, 2013.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Mid Cap Opportunities VP

(formerly, Transamerica ING Mid Cap Opportunities VP)

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and year indicated:	Initial Class
	December 31, 2014	December 31, 2013 (A)
Net asset value, beginning of period/year	$11.84	$10.00
Investment operations:
Net investment income (loss) (B)	0.04	0.01
Net realized and unrealized gain (loss)	0.99	1.83
Total investment operations	1.03	1.84
Distributions:
Net investment income	(0.01)	—
Net realized gains	(0.23)	—
Total distributions	(0.24)	—
Net asset value, end of period/year	$12.63	$11.84
Total return (C)	8.73%	18.40	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$204,477	$152,039
Expenses to average net assets	0.91%	0.91	%(E)
Net investment income (loss) to average net assets	0.36%	0.12	%(E)
Portfolio turnover rate	95%	56	%(D)

(A)	Commenced operations on May 1, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and year indicated:	Service Class
	December 31, 2014	December 31, 2013 (A)
Net asset value, beginning of period/year	$11.82	$10.00
Investment operations:
Net investment income (loss) (B)	0.01	(0.01)
Net realized and unrealized gain (loss)	0.99	1.83
Total investment operations	1.00	1.82
Distributions:
Net realized gains	(0.23)	—
Net asset value, end of period/year	$12.59	$11.82
Total return (C)	8.51%	18.20	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$406	$275
Expenses to average net assets	1.16%	1.16	%(E)
Net investment income (loss) to average net assets	0.05%	(0.16	)%(E)
Portfolio turnover rate	95%	56	%(D)

(A)	Commenced operations on May 1, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Mid Cap Opportunities VP

(formerly, Transamerica ING Mid Cap Opportunities VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective May 1, 2014, Transamerica ING Mid Cap Opportunities VP changed its name to Transamerica Voya Mid Cap Opportunities VP (the “Portfolio”). The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Mid Cap Opportunities VP

(formerly, Transamerica ING Mid Cap Opportunities VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REIT”): Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs owned at December 31, 2014, if any, are identified in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Mid Cap Opportunities VP

(formerly, Transamerica ING Mid Cap Opportunities VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Mid Cap Opportunities VP

(formerly, Transamerica ING Mid Cap Opportunities VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2014:

	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$27,107,514	13.23%
Transamerica Asset Allocation – Growth VP	43,247,855	21.11
Transamerica Asset Allocation – Moderate Growth VP	72,829,996	35.55
Transamerica Asset Allocation – Moderate VP	60,508,745	29.53
Transamerica Voya Balanced Allocation VP	495,491	0.24
Transamerica Voya Conservative Allocation VP	54,723	0.03
Transamerica Voya Moderate Growth Allocation VP	191,957	0.09
Total	$204,436,281	99.78%

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Mid Cap Opportunities VP

(formerly, Transamerica ING Mid Cap Opportunities VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

First $100 million	0.830%
Over $100 million up to $1 billion	0.815%
Over $1 billion	0.800%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
1.15%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Mid Cap Opportunities VP

(formerly, Transamerica ING Mid Cap Opportunities VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$ 190,544,306	$ —	$ 151,022,579	$ —

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, and distribution reclasses for REITs.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$2,988,157
Long-Term Capital Gain	1,285
2013 Distributions paid from:
Ordinary Income	$—
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$5,253,730
Undistributed Long-Term Capital Gain	5,237,735
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	23,387,193

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Mid Cap Opportunities VP

(formerly, Transamerica ING Mid Cap Opportunities VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Voya Mid Cap Opportunities VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Voya Mid Cap Opportunities VP (formerly, Transamerica ING Mid Cap Opportunities VP) (one of the funds constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statements of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Voya Mid Cap Opportunities (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, and the statement of changes in its net assets and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Mid Cap Opportunities VP

(formerly, Transamerica ING Mid Cap Opportunities VP)

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $1,285 for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Moderate Growth Allocation VP

(formerly, Transamerica ING Moderate Growth Allocation VP)

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2014, can be summarized as great expectations that were never met. This was especially true for the economic recovery and an anticipated sell-off in fixed income markets.

In the U.S., the economy got off to a poor start as severe weather led to a freeze in economic activity during the first quarter of the year. Underwhelming economic performance was not just a U.S. event, however. Lending in Europe remained low as banks shored up their balance sheets in order to pass the Eurozone’s asset quality review test. The restriction of private credit, especially to small and medium-sized enterprises, is completely contrary to what is required for an economic expansion. The resulting slowdown encompassed most of the region; even the German growth engine lost steam.

Against this backdrop, market volatility rose. Equity markets ended the year with a decent gain, but only after enduring two 5%-7% declines. Commodities experienced a major sell-off that trimmed the price of crude oil by one-third or more. In fixed income markets, lower-quality securities were jumbled by the commodities sell-off as investors worried about the future financial health of companies and countries heavily dependent on commodities production.

When all was said and done, high-quality, long-duration fixed income, most notably 30-year U.S. Treasuries, was among the best-performing asset classes. To some extent, the relative strength of long-term Treasuries was due to a divergence in global monetary policy. While the U.S. and U.K. began winding down quantitative easing (“QE”) and talking about raising interest rates, Japan and Europe moved the other direction - either increasing the QE pace or seeking alternative ways to implement QE policy. Even the largest emerging market country (China) added stimulus through numerous channels. The result was a large difference in rates on sovereign bonds. Yield-seeking investors in low-yielding countries bought debt instruments from countries offering (relatively) higher interest rates, creating a tailwind for long-term U.S. Treasuries.

PERFORMANCE

For the year ended December 31, 2014, Transamerica Voya Moderate Growth Allocation VP, Service Class returned 0.68%. By comparison, its primary, secondary, and additional benchmarks, the Barclays U.S. Aggregate Bond Index, Wilshire 5000® Total Market Index and Transamerica Voya Moderate Growth Allocation VP Blended Benchmark (“blended benchmark”), returned 5.97%, 12.10% and 6.01%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 49%, the S&P 500® 30%, and the MSCI Europe, Australasia, Far East Index 21%.

STRATEGY REVIEW

The Portfolio is designed to provide a mix of approximately 70% equity and 30% fixed-income securities over time. Under the Portfolio’s volatility management guidelines, maximum equity exposure can range from 30% (when market volatility is unusually high) to 90% (when volatility is extremely low). Adherence to volatility management guidelines was a source of the Portfolio’s underperformance. So, too, were its exposure to master limited partnerships (“MLPs”), defensive positioning, an emphasis on short-term bonds and, generally speaking, below-benchmark returns for many of the underlying funds available for use in the Portfolio.

The portfolio holdings of the Portfolio are broadly diversified across domestic and international stocks, Treasuries, Treasury Inflation Protected Securities, mortgage-backed securities, high-yield bonds, international bonds, MLP from the energy sector, and global real estate. MLPs fared poorly in the later months of the year, as oil prices declined sharply.

We adjust the Portfolio’s holdings in response to shorter-term market conditions. For example, in early 2014 we reduced equity exposure in response to the risk of war between Russia and Ukraine. However, the risk was short-lived and did not cause a significant equity decline. As a result, our defensive move out of equities detracted from return relative to the benchmark. Likewise, a defensive shift from intermediate-term bond funds to short-term bond funds was detrimental, as intermediate-term bond funds dramatically outperformed short-term bond funds.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Moderate Growth Allocation VP

(formerly, Transamerica ING Moderate Growth Allocation VP)

(unaudited)

STRATEGY REVIEW (continued)

We seek to find and use quality active fund managers in the Transamerica lineup that specialize in each asset class and style. We monitor these managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative skill. In 2014, active managers, including those selected for the Portfolio, generally had poor performance relative to their benchmarks. The best-performing fund in the Portfolio was Transamerica JPMorgan Mid Cap Value VP.

One bright spot for the portfolio was the use of foreign currency futures contracts to hedge the Portfolio’s foreign currency exposure and to profit from the rising U.S. dollar. We took short positions in the euro and yen beginning in August 2014 that added modestly to total return.

Todd R. Porter, CFA

Maciej J. Kowara, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Moderate Growth Allocation VP

(formerly, Transamerica ING Moderate Growth Allocation VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	0.68%	6.99%	05/01/2013
Barclays U.S. Aggregate Bond Index (A) (B)	5.97%	1.73%
Wilshire 5000® Total Market Index (A) (C)	12.10%	18.47%
Transamerica Voya Moderate Growth Allocation VP Blended Benchmark (A) (D) (E)	6.01%	7.17%

(A) The Transamerica Voya Moderate Growth Allocation VP Blended Benchmark is composed of the following benchmarks: Barclays U.S. Aggregate Bond Index 49%, S&P 500® 30%, and MSCI Europe, Australasia, Far East Index 21%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

(B) The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Wilshire 5000® Total Market Index measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(D) The MSCI Europe, Australasia, Far East Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Moderate Growth Allocation VP

(formerly, Transamerica ING Moderate Growth Allocation VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$977.80	$4.39	$1,020.80	$4.48	0.88%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity	51.9%
Repurchase Agreement	18.4
Global/International Equity	16.4
Fixed Income	13.6
Net Other Assets (Liabilities)	(0.3)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Moderate Growth Allocation VP

(formerly, Transamerica ING Moderate Growth Allocation VP)

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
INVESTMENT COMPANIES - 81.9%
Fixed Income - 13.6%
Transamerica Bond (A)	16,897	$ 173,367
Transamerica Flexible Income (A)	15,326	144,217
Transamerica Floating Rate (A)	5,909	58,146
Transamerica High Yield Bond (A)	30,476	287,391
Transamerica Intermediate Bond (A)	5,711	57,962
Transamerica Money Market (A)	57,812	57,812
Transamerica Short-Term Bond (A)	11,418	115,325

		894,220

Global/International Equity - 16.4%
Transamerica Clarion Global Real Estate Securities VP (B)	12,024	157,036
Transamerica Global Equity (A) (C)	5,433	60,147
Transamerica Income & Growth (A)	22,261	237,743
Transamerica International Equity (A)	8,766	147,364
Transamerica International Equity Opportunities (A)	11,723	88,743
Transamerica International Small Cap (A)	25,897	234,882
Transamerica International Small Cap Value (A)	13,058	148,083

		1,073,998

U.S. Equity - 51.9%
Transamerica Capital Growth (A)	26,516	424,515
Transamerica Dividend Focused (A)	19,011	250,376
Transamerica Growth Opportunities (A)	25,105	266,868
Transamerica Jennison Growth VP (B)	47,249	498,008
Transamerica JPMorgan Mid Cap Value VP (B)	14,197	321,979
Transamerica Large Cap Value (A)	35,133	440,918
Transamerica Mid Cap Value Opportunities (A)	11,805	128,674
Transamerica Small Cap Core (A)	5,904	62,582
Transamerica Small Cap Growth (A)	10,465	127,675
Transamerica Small Cap Value (A)	15,885	190,459

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Investment Companies	$5,378,796	$—	$—	$5,378,796
Repurchase Agreement	—	1,211,932	—	1,211,932

Total Investments	$5,378,796	$1,211,932	$—	$6,590,728

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(C)	Non-income producing security.
(D)	Rate disclosed reflects the yield at December 31, 2014.
(E)	Aggregate cost for federal income tax purposes is $6,697,176. Aggregate gross unrealized appreciation and depreciation for all securities is $102,957 and $209,405, respectively. Net unrealized depreciation for tax purposes is $106,448.
(F)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity (continued)
Transamerica Systematic Small/Mid Cap Value VP (B)	5,588	$ 126,735
Transamerica T. Rowe Price Small Cap VP (B)	12,952	190,133
Transamerica Voya Large Cap Growth VP (B)	4,692	62,868
Transamerica Voya Mid Cap Opportunities VP (B)	15,199	191,957
Transamerica WMC US Growth VP (B)	3,750	126,831

		3,410,578

Total Investment Companies (Cost $5,483,462)		5,378,796

	Principal	Value
REPURCHASE AGREEMENT - 18.4%
State Street Bank & Trust Co. 0.01% (D), dated 12/31/2014, to be repurchased at $1,211,933 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 06/25/2037, and with a value of $1,237,125.	$ 1,211,932	1,211,932

Total Repurchase Agreement (Cost $1,211,932)		1,211,932

Total Investments (Cost $6,695,394) (E)		6,590,728
Net Other Assets (Liabilities) - (0.3)%		(19,956)

Net Assets - 100.0%		$ 6,570,772

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Moderate Growth Allocation VP

(formerly, Transamerica ING Moderate Growth Allocation VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Affiliated investments, at value (cost $5,483,462)	$5,378,796
Repurchase agreement, at value (cost $1,211,932)	1,211,932
Receivables:
Dividends	114
Prepaid expenses	2

Total assets	6,590,844

Liabilities:
Payables and other liabilities:
Shares redeemed	1,246
Investment advisory fees	581
Distribution and service fees	1,452
Administration fees	145
Transfer agent fees	13
Trustees fees	2
Audit and tax fees	13,479
Custody fees	1,540
Printing and shareholder reports fees	1,606
Other	8

Total liabilities	20,072

Net assets	$6,570,772

Net assets consist of:
Capital stock ($0.01 par value)	$6,000
Additional paid-in capital	6,453,112
Undistributed (distributions in excess of) net investment income (loss)	47,268
Accumulated net realized gain (loss)	169,058
Net unrealized appreciation (depreciation) on:
Affiliated investments	(104,666)

Net assets	$6,570,772

Shares outstanding	599,971

Net asset value and offering price per share	$10.95

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income from affiliated investments	$108,132
Interest income from repurchase agreements	44

Total investment income	108,176

Expenses:
Investment advisory fees	5,056
Distribution and service fees	12,640
Administration fees	1,264
Transfer agent fees	79
Trustees fees	184
Audit and tax fees	13,256
Custody fees	11,140
Legal fees	318
Printing and shareholder reports fees	1,055
Other	196

Total expenses	45,188

Expenses (waived/reimbursed) recaptured	11,712

Net expenses	56,900

Net investment income (loss)	51,276

Net realized gain (loss) on:
Affiliated investments	(18,188)
Distributions from affiliated investments	191,649

Net realized gain (loss)	173,461

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(198,168)

Net change in unrealized appreciation (depreciation)	(198,168)

Net realized and change in unrealized gain (loss)	(24,707)

Net increase (decrease) in net assets resulting from operations	$26,569

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Moderate Growth Allocation VP

(formerly, Transamerica ING Moderate Growth Allocation VP)

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	December 31, 2014	December 31, 2013 (A)
From operations:
Net investment income (loss)	$51,276	$51,981
Net realized gain (loss)	173,461	59,446
Net change in unrealized appreciation (depreciation)	(198,168)	93,502
Net increase (decrease) in net assets resulting from operations	26,569	204,929

Distributions to shareholders:
Net investment income	(53,889)	—
Net realized gains	(65,998)	—
Total distributions to shareholders	(119,887)	—

Capital share transactions:
Proceeds from shares sold	3,256,219	3,544,677
Dividends and distributions reinvested	119,887	—
Cost of shares redeemed	(181,621)	(280,001)
Net increase (decrease) in net assets resulting from capital share transactions	3,194,485	3,264,676
Net increase (decrease) in net assets	3,101,167	3,469,605

Net assets:
Beginning of period/year	3,469,605	—
End of period/year	$6,570,772	$3,469,605
Undistributed (distributions in excess of) net investment income (loss)	$47,268	$51,883
Capital share transactions - shares:
Shares issued	293,754	338,935
Shares reinvested	10,743	—
Shares redeemed	(16,412)	(27,049)
Net increase (decrease) in shares outstanding	288,085	311,886

(A)	Commenced operations on May 1, 2013.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Moderate Growth Allocation VP

(formerly, Transamerica ING Moderate Growth Allocation VP)

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and year indicated:
	December 31, 2014	December 31, 2013 (A)
Net asset value, beginning of period/year	$11.12	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.11	0.36
Net realized and unrealized gain (loss)	(0.03)	0.76
Total investment operations	0.08	1.12
Distributions:
Net investment income	(0.11)	—
Net realized gains	(0.14)	—
Total distributions	(0.25)	—
Net asset value, end of period/year	$10.95	$11.12
Total return (D)	0.68%	11.20	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$6,571	$3,470
Expenses to average net assets (F)
After (waiver/reimbursement) recapture	1.13%	1.46	%(G)
Before (waiver/reimbursement) recapture	0.89%	2.59	%(G)
Net investment income (loss) to average net assets (C)	1.01%	5.01	%(G)
Portfolio turnover rate (H)	123%	31	%(E)

(A)	Commenced operations on May 1, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the Portfolio invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Moderate Growth Allocation VP

(formerly, Transamerica ING Moderate Growth Allocation VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective May 1, 2014, Transamerica ING Moderate Growth Allocation VP changed its name to Transamerica Voya Moderate Growth Allocation VP (the “Portfolio”). The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Moderate Growth Allocation VP

(formerly, Transamerica ING Moderate Growth Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Moderate Growth Allocation VP

(formerly, Transamerica ING Moderate Growth Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Moderate Growth Allocation VP

(formerly, Transamerica ING Moderate Growth Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio’s holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out on the Statement of Operations.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Effective May 1, 2014
First $10 billion	0.10%
Over $10 billion	0.09%
Prior to May 1, 2014	0.10%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
1.21%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, the amount recaptured by TAM was $11,712. There were no additional amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% of Service Class.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Moderate Growth Allocation VP

(formerly, Transamerica ING Moderate Growth Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities	Sales of securities
$ 7,710,913	$ 5,740,182

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and distribution redesignations.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to distribution reclassifications. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (distributions in excess of) net investment income (loss)	(2,002)
Accumulated net realized gain (loss)	2,002

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 was as follows:

2014 Distributions paid from:
Ordinary Income	$65,567
Long-Term Capital Gain	54,320
2013 Distributions paid from:
Ordinary Income	$—
Long-Term Capital Gain	—

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Moderate Growth Allocation VP

(formerly, Transamerica ING Moderate Growth Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$47,268
Undistributed Long-Term Capital Gain	170,840
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	(106,448)

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Voya Moderate Growth Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Voya Moderate Growth Allocation VP (formerly, Transamerica ING Moderate Growth Allocation VP) (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Voya Moderate Growth Allocation VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica Voya Moderate Growth Allocation VP

(formerly, Transamerica ING Moderate Growth Allocation VP)

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $54,320 for the year ended December 31, 2014.

The Portfolio expects to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Portfolio’s shareholders.

Foreign Source Income	Foreign Taxes
$ 10,850	$ 608

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth II VP

(formerly, Transamerica WMC Diversified Growth II VP)

(unaudited)

MARKET ENVIRONMENT

U.S. stocks began 2014 with their worst month in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. Despite a myriad of adversely weather-influenced economic data, the S&P 500® rebounded from January’s pullback and finished February at a new peak. By the end of the second quarter the Index was up 224.4% from its closing low on March 9, 2009. The second half of the year was also bumpy, with U.S. equities sinking in July, rebounding in August, and falling once again around mid-September before recovering in October. Stocks hit several all-time highs toward the end of the period, pulling back slightly on the final trading day of November and into December, led by weakness in the energy sector after OPEC’s decision to leave production unchanged amid falling oil prices.

Nine of the ten sectors in the Russell 1000® Growth Index posted positive returns during the period, led by health care, utilities, and information technology. Energy posted the lone negative return, and telecommunication services and consumer discretionary also lagged the broader index.

PERFORMANCE

For the year ended December 31, 2014, Transamerica WMC Diversified Growth II VP, Initial Class returned 12.13%. By comparison, its benchmark, the Russell 1000® Growth Index returned 13.05%.

STRATEGY REVIEW

The Portfolio underperformed its benchmark, the Russell 1000® Growth Index, for the year. On July 1, 2014, the Portfolio transitioned from Wellington Management Company, LLP’s Diversified Growth approach to Wellington Management Company, LLP’s Disciplined U.S. Growth approach. The Portfolio outperformed its benchmark during the subsequent six-month period.

The Portfolio’s management team adheres to a disciplined portfolio construction process that is focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. Portfolio construction emphasizes stock specific risk while minimizing other sources of active risk.

During the year, security selection within the industrials, energy, and information technology sectors detracted from relative performance. A frictional cash position in an upward trending market also weighed on relative results. More favorable selection within consumer staples and consumer discretionary helped to partially offset weaker results elsewhere in the Portfolio. An underweight allocation to energy also aided benchmark relative performance.

The Portfolio’s largest relative detractors during the period included Halliburton Co., a global oilfield services company, and Anadarko Petroleum Corp., Class A, an independent energy exploration and production company. The Portfolio’s underweight position in Apple, Inc. during the early part of the year also weighed on results.

The largest contributors to relative performance during the period included Monster Beverage Corp., a marketer and distributor of energy drinks, Ross Stores, Inc., a chain of off-price department stores, and SanDisk Corp. (no longer held at year end), a designer, developer and manufacturer of flash memory storage solutions and software. The Portfolio’s avoidance of benchmark constituent International Business Machines Corp., an information technology products and services provider, also contributed to relative results.

The Portfolio did not utilize derivatives during the year.

Mammen Chally, CFA

Portfolio Manager

Wellington Management Company, LLP

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth II VP

(formerly, Transamerica WMC Diversified Growth II VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	12.13%	14.81%	8.04%	12/30/2003
Russell 1000® Growth Index (A)	13.05%	15.81%	8.49%

(A) The Russell 1000® Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on 10 years. You cannot invest directly in an index. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth II VP

(formerly, Transamerica WMC Diversified Growth II VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,077.20	$1.57	$1,023.70	$1.53	0.30%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolios’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	97.8%
Securities Lending Collateral	25.3
Repurchase Agreement	1.6
Investment Company	1.3
Net Other Assets (Liabilities)	(26.0)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth II VP

(formerly, Transamerica WMC Diversified Growth II VP)

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
COMMON STOCKS - 97.8%
Aerospace & Defense - 1.9%
Honeywell International, Inc.	1,680	$ 167,866
TransDigm Group, Inc. (A)	460	90,321

		258,187

Airlines - 0.6%
United Continental Holdings, Inc. (B)	1,250	83,613

Beverages - 1.8%
Monster Beverage Corp. (B)	2,229	241,512

Biotechnology - 5.2%
Celgene Corp. (A) (B)	1,410	157,723
Gilead Sciences, Inc. (B)	2,219	209,163
Incyte Corp. (A) (B)	1,240	90,656
Regeneron Pharmaceuticals, Inc., Class A (A) (B)	340	139,485
Vertex Pharmaceuticals, Inc. (B)	1,030	122,364

		719,391

Capital Markets - 1.6%
Ameriprise Financial, Inc.	1,710	226,148

Chemicals - 2.1%
Dow Chemical Co. (A)	3,410	155,530
Eastman Chemical Co.	1,690	128,203

		283,733

Communications Equipment - 2.3%
Cisco Systems, Inc. (A)	3,751	104,334
QUALCOMM, Inc.	2,785	207,009

		311,343

Containers & Packaging - 1.1%
Crown Holdings, Inc. (A) (B)	3,070	156,263

Electrical Equipment - 0.7%
Eaton Corp. PLC (A)	1,440	97,862

Energy Equipment & Services - 1.2%
Halliburton Co.	4,220	165,973

Food & Staples Retailing - 5.1%
Costco Wholesale Corp.	1,800	255,150
CVS Health Corp.	2,406	231,722
Walgreens Boots Alliance, Inc.	2,800	213,360

		700,232

Food Products - 1.2%
Mondelez International, Inc., Class A	4,643	168,657

Health Care Equipment & Supplies - 0.7%
Zimmer Holdings, Inc., Class A	835	94,706

Health Care Providers & Services - 3.8%
Aetna, Inc.	1,400	124,362
Envision Healthcare Holdings, Inc. (A) (B)	2,000	69,380
McKesson Corp.	770	159,837
Team Health Holdings, Inc. (B)	1,050	60,406
UnitedHealth Group, Inc. (A)	1,080	109,177

		523,162

Health Care Technology - 1.1%
Cerner Corp. (A) (B)	2,240	144,838

Hotels, Restaurants & Leisure - 1.9%
Starbucks Corp. (A)	3,130	256,817

Household Products - 1.4%
Colgate-Palmolive Co. (A)	2,800	193,732

	Shares	Value
COMMON STOCKS (continued)
Insurance - 1.7%
Aon PLC	1,260	$ 119,486
Prudential Financial, Inc.	1,320	119,407

		238,893

Internet & Catalog Retail - 2.9%
Amazon.com, Inc. (B)	540	167,589
Priceline Group, Inc. (A) (B)	209	238,304

		405,893

Internet Software & Services - 5.5%
Akamai Technologies, Inc. (A) (B)	2,060	129,698
Facebook, Inc., Class A (B)	2,990	233,280
Google, Inc., Class A (B)	281	149,115
Google, Inc., Class C (B)	455	239,512

		751,605

IT Services - 6.9%
Accenture PLC, Class A (A)	1,950	174,154
Automatic Data Processing, Inc.	2,010	167,574
Cognizant Technology Solutions Corp., Class A (B)	2,730	143,762
Genpact, Ltd. (A) (B)	6,160	116,609
Jack Henry & Associates, Inc. (A)	1,910	118,687
Mastercard, Inc., Class A	2,660	229,186

		949,972

Machinery - 1.9%
Illinois Tool Works, Inc., Class A	2,002	189,589
Middleby Corp. (B)	700	69,370

		258,959

Media - 2.6%
Time Warner, Inc.	1,270	108,483
Twenty-First Century Fox, Inc., Class A (A)	6,679	256,507

		364,990

Metals & Mining - 0.3%
Reliance Steel & Aluminum Co.	740	45,340

Multiline Retail - 1.5%
Dollar Tree, Inc. (B)	2,980	209,732

Oil, Gas & Consumable Fuels - 2.2%
Anadarko Petroleum Corp., Class A	1,960	161,700
EOG Resources, Inc. (A)	1,580	145,471

		307,171

Personal Products - 2.3%
Coty, Inc., Class A (A) (B)	6,370	131,604
Estee Lauder Cos., Inc., Class A (A)	2,350	179,070

		310,674

Pharmaceuticals - 4.6%
Actavis PLC (A) (B)	910	234,243
Bristol-Myers Squibb Co.	4,936	291,372
Merck & Co., Inc.	1,859	105,573

		631,188

Professional Services - 2.5%
Equifax, Inc. (A)	1,510	122,114
Nielsen NV	2,740	122,560
Verisk Analytics, Inc., Class A (B)	1,520	97,356

		342,030

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth II VP

(formerly, Transamerica WMC Diversified Growth II VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Road & Rail - 2.6%
Hertz Global Holdings, Inc. (A) (B)	5,620	$ 140,163
JB Hunt Transport Services, Inc. (A)	1,480	124,690
Norfolk Southern Corp. (A)	850	93,168

		358,021

Semiconductors & Semiconductor Equipment - 2.1%
Freescale Semiconductor, Ltd. (A) (B)	1,389	35,044
Intel Corp. (A)	3,100	112,499
Micron Technology, Inc. (A) (B)	2,290	80,173
SunPower Corp., Class A (A) (B)	2,290	59,151

		286,867

Software - 6.7%
Activision Blizzard, Inc.	4,680	94,302
Intuit, Inc.	2,026	186,777
Microsoft Corp.	9,197	427,200
salesforce.com, Inc. (A) (B)	2,300	136,413
Solera Holdings, Inc.	1,610	82,400

		927,092

Specialty Retail - 6.6%
Advance Auto Parts, Inc. (A)	1,237	197,029
Lowe’s Cos., Inc.	4,176	287,309
Ross Stores, Inc. (A)	2,010	189,463
TJX Cos., Inc.	3,380	231,800

		905,601

Technology Hardware, Storage & Peripherals - 6.7%
Apple, Inc.	8,306	916,816

Textiles, Apparel & Luxury Goods - 2.8%
PVH Corp.	1,560	199,945
Ralph Lauren Corp. (A)	1,010	187,012

		386,957

Tobacco - 1.7%
Altria Group, Inc. (A)	4,830	237,974

Total Common Stocks (Cost $12,075,446)		13,461,944

	Shares	Value
INVESTMENT COMPANY - 1.3%
Capital Markets - 1.3%
iShares Russell 1000 Growth ETF (A)	1,866	$ 178,408

Total Investment Company (Cost $178,344)		178,408

SECURITIES LENDING COLLATERAL - 25.3%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (C)	3,481,865	3,481,865

Total Securities Lending Collateral (Cost $3,481,865)		3,481,865

	Principal	Value
REPURCHASE AGREEMENT - 1.6%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2014, to be repurchased at $223,589 on 01/02/2015. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 06/25/2037, and with a value of $232,240.	$ 223,589	223,589

Total Repurchase Agreement (Cost $223,589)		223,589

Total Investments (Cost $15,959,244) (D)		17,345,806
Net Other Assets (Liabilities) - (26.0)%		(3,581,128)

Net Assets - 100.0%		$ 13,764,678

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Common Stocks	$13,461,944	$—	$—	$13,461,944
Investment Company	178,408	—	—	178,408
Securities Lending Collateral	3,481,865	—	—	3,481,865
Repurchase Agreement	—	223,589	—	223,589

Total Investments	$17,122,217	$223,589	$—	$17,345,806

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth II VP

(formerly, Transamerica WMC Diversified Growth II VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of all securities on loan is $3,406,173. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate disclosed reflects the yield at December 31, 2014.
(D)	Aggregate cost for federal income tax purposes is $15,960,383. Aggregate gross unrealized appreciation and depreciation for all securities is $1,786,667 and $401,244, respectively. Net unrealized appreciation for tax purposes is $1,385,423.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth II VP

(formerly, Transamerica WMC Diversified Growth II VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $15,735,655) (including securities loaned of $3,406,173)	$17,122,217
Repurchase agreement, at value (cost $223,589)	223,589
Receivables:
Due from adviser	2,452
Investments sold	13,554
Dividends	10,888
Net income from securities lending	523
Prepaid expenses	78

Total assets	17,373,301

Liabilities:
Payables and other liabilities:
Shares redeemed	378
Investments purchased	92,565
Administration fees	312
Transfer agent fees	33
Trustees fees	5
Audit and tax fees	13,596
Custody fees	19,057
Printing and shareholder reports fees	790
Other	22
Collateral for securities on loan	3,481,865

Total liabilities	3,608,623

Net assets	$13,764,678

Net assets consist of:
Capital stock ($0.01 par value)	$15,650
Additional paid-in capital	8,866,123
Undistributed (distributions in excess of) net investment income (loss)	139,146
Accumulated net realized gain (loss)	3,357,197
Net unrealized appreciation (depreciation) on:
Investments	1,386,562

Net assets	$13,764,678

Shares outstanding	1,565,041

Net asset value and offering price per share	$8.80

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $586)	$175,682
Interest income	23
Net income from securities lending	5,121

Total investment income	180,826

Expenses:
Investment advisory fees	39,298
Administration fees	3,275
Transfer agent fees	199
Trustees fees	491
Audit and tax fees	13,314
Custody fees	54,861
Legal fees	753
Printing and shareholder reports fees	1,197
Other	676

Total expenses	114,064

Expenses (waived/reimbursed) recaptured	(74,766)

Net expenses	39,298

Net investment income (loss)	141,528

Net realized gain (loss) on:
Investments	3,367,074

Net realized gain (loss)	3,367,074

Net change in unrealized appreciation (depreciation) on:
Investments	(1,996,776)

Net change in unrealized appreciation (depreciation)	(1,996,776)

Net realized and change in unrealized gain (loss)	1,370,298

Net increase (decrease) in net assets resulting from operations	$1,511,826

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth II VP

(formerly, Transamerica WMC Diversified Growth II VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$141,528	$165,832
Net realized gain (loss)	3,367,074	1,620,646
Net change in unrealized appreciation (depreciation)	(1,996,776)	1,841,789
Net increase (decrease) in net assets resulting from operations	1,511,826	3,628,267

Distributions to shareholders:
Net investment income	(165,946)	(221,188)
Net realized gains	(1,596,696)	(921,791)
Total distributions to shareholders	(1,762,642)	(1,142,979)

Capital share transactions:
Proceeds from shares sold	107,589	77,178
Dividends and distributions reinvested	1,762,642	1,142,979
Cost of shares redeemed	(813,698)	(4,491,083)
Net increase (decrease) in net assets resulting from capital share transactions	1,056,533	(3,270,926)
Net increase (decrease) in net assets	805,717	(785,638)

Net assets:
Beginning of year	12,958,961	13,744,599
End of year	$13,764,678	$12,958,961
Undistributed (distributions in excess of) net investment income (loss)	$139,146	$164,828

Capital share transactions - shares:
Shares issued	11,664	9,582
Shares reinvested	210,842	143,051
Shares redeemed	(90,851)	(549,294)
Net increase (decrease) in shares outstanding	131,655	(396,661)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth II VP

(formerly, Transamerica WMC Diversified Growth II VP)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:
	December 31, 2014		December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$9.04		$7.51	$7.06	$7.26	$6.16
Investment operations:
Net investment income (loss) (A)	0.10	(B)	0.11	0.12	0.07	0.06
Net realized and unrealized gain (loss)	0.93		2.29	0.87	(0.20)	1.10
Total investment operations	1.03		2.40	0.99	(0.13)	1.16
Distributions:
Net investment income	(0.12)		(0.17)	(0.07)	(0.07)	(0.06)
Net realized gains	(1.15)		(0.70)	(0.47)	—	—
Total distributions	(1.27)		(0.87)	(0.54)	(0.07)	(0.06)
Net asset value, end of year	$8.80		$9.04	$7.51	$7.06	$7.26
Total return (C)	12.13%		33.43%	13.96%	(1.76)%	19.08%
Ratio and supplemental data:
Net assets end of year (000’s)	$13,765		$12,959	$13,745	$13,139	$14,466
Expenses to average net assets
After (waiver/reimbursement) recapture	0.30	%(D)	0.30%	0.30%	0.30%	0.30%
Before (waiver/reimbursement) recapture	0.87	%(D)	0.91%	0.88%	0.81%	1.01%
Net investment income (loss) to average net assets	1.08	%(B)	1.33%	1.55%	0.89%	0.93%
Portfolio turnover rate	116	%(E)	55%	56%	53%	142	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies in which the Portfolio invests.
(F)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth II VP

(formerly, Transamerica WMC Diversified Growth II VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective July 1, 2014, Transamerica WMC Diversified Growth II VP changed its name to Transamerica WMC US Growth II VP (the “Portfolio”). The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Initial Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth II VP

(formerly, Transamerica WMC Diversified Growth II VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2014 of $17 are included in Net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth II VP

(formerly, Transamerica WMC Diversified Growth II VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth II VP

(formerly, Transamerica WMC Diversified Growth II VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds (“ETF”) are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM at an annual fee of 0.30% on daily Average Net Assets (“ANA”).

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth II VP

(formerly, Transamerica WMC Diversified Growth II VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.30%	May 1, 2015

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, the amount waived/reimbursed by TAM was $74,766.

The following amounts are available for recapture by TAM as of December 31, 2014:

Amount Available	Year Reimbursed
$ 98,394	2011
82,205	2012
76,703	2013
74,766	2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.15% of Initial Class.

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth II VP

(formerly, Transamerica WMC Diversified Growth II VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$ 15,015,740	$ —	$ 15,661,858	$ —

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (distributions in excess of) net investment income (loss)	(1,264)
Accumulated net realized gain (loss)	1,264

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$437,848
Long-Term Capital Gain	1,324,794
2013 Distributions paid from:
Ordinary Income	$221,201
Long-Term Capital Gain	921,778

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth II VP

(formerly, Transamerica WMC Diversified Growth II VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$622,168
Undistributed Long-Term Capital Gain	2,875,314
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	1,385,423

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica WMC US Growth II VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica WMC US Growth II VP (formerly, Transamerica WMC Diversified Growth II VP) (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica WMC US Growth II VP (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth II VP

(formerly, Transamerica WMC Diversified Growth II VP)

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $1,324,794 for the period ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth VP

(formerly, Transamerica WMC Diversified Growth VP)

(unaudited)

MARKET ENVIRONMENT

U.S. stocks began 2014 with their worst month in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. Despite a myriad of adversely weather-influenced economic data, the S&P 500® rebounded from January’s pullback and finished February at a new peak. By the end of the second quarter the Index was up 224.4% from its closing low on March 9, 2009. The second half of the year was also bumpy, with U.S. equities sinking in July, rebounding in August, and falling once again around mid-September before recovering in October. Stocks hit several all-time highs toward the end of the period, pulling back slightly on the final trading day of November and into December, led by weakness in the energy sector after OPEC’s decision to leave production unchanged amid falling oil prices.

Nine of the ten sectors in the Russell 1000® Growth Index posted positive returns during the period, led by health care, utilities, and information technology. Energy posted the lone negative return, and telecommunication services and consumer discretionary also lagged the broader index.

PERFORMANCE

For the year ended December 31, 2014, Transamerica WMC US Growth VP, Initial Class returned 11.10%. By comparison, its benchmark, the Russell 1000® Growth Index returned 13.05%.

STRATEGY REVIEW

The Portfolio underperformed its benchmark, the Russell 1000® Growth Index for the year. On July 1, 2014, the Portfolio transitioned from Wellington Management Company, LLP’s Diversified Growth approach to Wellington Management Company, LLP’s Disciplined U.S. Growth approach. The Portfolio outperformed its benchmark during the subsequent six-month period.

The Portfolio’s management team adheres to a disciplined portfolio construction process that is focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. Portfolio construction emphasizes stock specific risk while minimizing other sources of active risk.

During the year, security selection within the industrials, energy, and information technology sectors detracted from relative performance. A frictional cash position in an upward trending market also weighed on relative results. More favorable selection within consumer staples and consumer discretionary helped to partially offset weaker results elsewhere in the Portfolio. An underweight allocation to energy also aided benchmark relative performance.

The Portfolio’s largest relative detractors during the period included Halliburton Co., a global oilfield services company, and Anadarko Petroleum Corp., Class A, an independent energy exploration and production company. The Portfolio’s underweight position in Apple, Inc. during the early part of the period also weighed on results.

The largest contributors to relative performance during the year included Monster Beverage Corp., a marketer and distributor of energy drinks, Ross Stores, Inc., a chain of off-price department stores, and SanDisk Corp. (no longer held at year end), a designer, developer and manufacturer of flash memory storage solutions and software. The Portfolio’s avoidance of benchmark constituent International Business Machines Corp., an information technology products and services provider, also contributed to relative results.

The Portfolio did not utilize derivatives during the year.

Mammen Chally, CFA

Portfolio Manager

Wellington Management Company, LLP

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth VP

(formerly, Transamerica WMC Diversified Growth VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2014
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	11.10%	13.56%	6.86%	12/31/1980
Russell 1000® Growth Index (A)	13.05%	15.81%	8.49%
Service Class	10.83%	13.28%	6.59%	05/01/2003

(A) The Russell 1000® Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on 10 years. You cannot invest directly in an index. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this Portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth VP

(formerly, Transamerica WMC Diversified Growth VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire period until December 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class Name	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period (B) July 1, 2014 - December 31, 2014	Annualized Expense Ratio (C) (D)
Initial Class	1,000.00	$1,069.70	$3.70	$1,021.60	$3.62	0.71%
Service Class	1,000.00	1,068.60	5.01	1,020.40	4.89	0.96

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolios’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	During the period ended December 31, 2014, expense ratios do not include expenses of the investment companies in which the Portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2014

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.8%
Securities Lending Collateral	4.5
Repurchase Agreement	1.1
Investment Company	0.5
Net Other Assets (Liabilities)	(4.9)
Total	100.0%

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth VP

(formerly, Transamerica WMC Diversified Growth VP)

SCHEDULE OF INVESTMENTS

At December 31, 2014

	Shares	Value
COMMON STOCKS - 98.8%
Aerospace & Defense - 1.9%
Honeywell International, Inc.	289,820	$ 28,958,814
TransDigm Group, Inc.	82,480	16,194,948

		45,153,762

Airlines - 0.6%
United Continental Holdings, Inc. (A)	215,550	14,418,140

Beverages - 1.8%
Monster Beverage Corp. (A)	385,869	41,808,906

Biotechnology - 5.2%
Celgene Corp. (A)	242,450	27,120,457
Gilead Sciences, Inc. (A)	380,044	35,822,948
Incyte Corp. (A) (B)	216,900	15,857,559
Regeneron Pharmaceuticals, Inc., Class A (A)	57,500	23,589,375
Vertex Pharmaceuticals, Inc. (A)	182,704	21,705,235

		124,095,574

Capital Markets - 1.7%
Ameriprise Financial, Inc.	297,520	39,347,020

Chemicals - 2.1%
Dow Chemical Co.	591,500	26,978,315
Eastman Chemical Co.	293,880	22,293,737

		49,272,052

Communications Equipment - 2.3%
Cisco Systems, Inc.	671,814	18,686,506
QUALCOMM, Inc.	476,696	35,432,814

		54,119,320

Containers & Packaging - 1.2%
Crown Holdings, Inc. (A)	533,310	27,145,479

Electrical Equipment - 0.7%
Eaton Corp. PLC	255,100	17,336,596

Energy Equipment & Services - 1.2%
Halliburton Co.	732,420	28,806,079

Food & Staples Retailing - 5.1%
Costco Wholesale Corp.	311,343	44,132,870
CVS Health Corp.	417,599	40,218,960
Walgreens Boots Alliance, Inc.	479,590	36,544,758

		120,896,588

Food Products - 1.2%
Mondelez International, Inc., Class A	804,686	29,230,219

Health Care Equipment & Supplies - 0.7%
Zimmer Holdings, Inc., Class A	148,690	16,864,420

Health Care Providers & Services - 3.9%
Aetna, Inc.	244,950	21,758,909
Envision Healthcare Holdings, Inc. (A) (B)	342,260	11,872,999
McKesson Corp.	132,430	27,489,819
Team Health Holdings, Inc. (A)	214,736	12,353,762
UnitedHealth Group, Inc.	187,310	18,935,168

		92,410,657

Health Care Technology - 1.1%
Cerner Corp. (A) (B)	388,680	25,132,049

Hotels, Restaurants & Leisure - 1.9%
Starbucks Corp.	538,800	44,208,540

Household Products - 1.4%
Colgate-Palmolive Co. (B)	484,040	33,490,728

	Shares	Value
COMMON STOCKS (continued)
Insurance - 1.8%
Aon PLC	222,990	$ 21,146,142
Prudential Financial, Inc.	233,830	21,152,262

		42,298,404

Internet & Catalog Retail - 2.9%
Amazon.com, Inc. (A)	91,140	28,285,299
Priceline Group, Inc. (A)	36,115	41,178,684

		69,463,983

Internet Software & Services - 5.5%
Akamai Technologies, Inc. (A)	351,890	22,154,994
Facebook, Inc., Class A (A)	522,345	40,753,357
Google, Inc., Class A (A)	48,283	25,621,857
Google, Inc., Class C (A)	78,933	41,550,331

		130,080,539

IT Services - 7.0%
Accenture PLC, Class A (B)	337,150	30,110,866
Automatic Data Processing, Inc.	345,070	28,768,486
Cognizant Technology Solutions Corp., Class A (A)	473,470	24,932,930
Genpact, Ltd. (A)	1,075,550	20,360,162
Jack Henry & Associates, Inc. (B)	328,240	20,396,834
Mastercard, Inc., Class A	464,530	40,023,905

		164,593,183

Machinery - 1.9%
Dover Corp. (B)	29,425	2,110,361
Illinois Tool Works, Inc., Class A	346,630	32,825,861
Middleby Corp. (A)	107,876	10,690,512

		45,626,734

Media - 2.7%
Time Warner, Inc.	225,840	19,291,253
Twenty-First Century Fox, Inc., Class A (B)	1,150,144	44,171,280

		63,462,533

Metals & Mining - 0.3%
Reliance Steel & Aluminum Co.	130,020	7,966,325

Multiline Retail - 1.5%
Dollar Tree, Inc. (A)	511,710	36,014,150

Oil, Gas & Consumable Fuels - 2.3%
Anadarko Petroleum Corp., Class A	340,470	28,088,775
EOG Resources, Inc.	273,270	25,159,969

		53,248,744

Personal Products - 2.3%
Coty, Inc., Class A (A) (B)	1,130,770	23,361,708
Estee Lauder Cos., Inc., Class A	406,870	31,003,494

		54,365,202

Pharmaceuticals - 4.7%
Actavis PLC (A) (B)	157,800	40,619,298
Bristol-Myers Squibb Co.	865,307	51,079,072
Merck & Co., Inc.	330,259	18,755,409

		110,453,779

Professional Services - 2.5%
Equifax, Inc. (B)	258,990	20,944,521
Nielsen NV	471,840	21,105,403
Verisk Analytics, Inc., Class A (A)	269,050	17,232,653

		59,282,577

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth VP

(formerly, Transamerica WMC Diversified Growth VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

	Shares	Value
COMMON STOCKS (continued)
Road & Rail - 2.6%
Hertz Global Holdings, Inc. (A)	963,040	$ 24,018,218
JB Hunt Transport Services, Inc. (B)	255,770	21,548,622
Norfolk Southern Corp.	151,530	16,609,203

		62,176,043

Semiconductors & Semiconductor Equipment - 2.1%
Freescale Semiconductor, Ltd. (A) (B)	218,214	5,505,539
Intel Corp.	549,630	19,946,073
Micron Technology, Inc. (A)	399,201	13,976,027
SunPower Corp., Class A (A) (B)	405,680	10,478,714

		49,906,353

Software - 6.9%
Activision Blizzard, Inc.	806,690	16,254,803
Intuit, Inc.	351,058	32,364,037
Microsoft Corp.	1,625,235	75,492,166
salesforce.com, Inc. (A)	399,010	23,665,283
Solera Holdings, Inc.	282,060	14,435,831

		162,212,120

Specialty Retail - 6.6%
Advance Auto Parts, Inc.	213,739	34,044,348
Lowe’s Cos., Inc.	724,371	49,836,725
Ross Stores, Inc.	343,920	32,417,899
TJX Cos., Inc.	580,830	39,833,321

		156,132,293

Technology Hardware, Storage & Peripherals - 6.7%
Apple, Inc.	1,442,708	159,246,109

Textiles, Apparel & Luxury Goods - 2.8%
PVH Corp.	268,130	34,366,222
Ralph Lauren Corp.	174,020	32,221,543

		66,587,765

Tobacco - 1.7%
Altria Group, Inc.	837,290	41,253,278

Total Common Stocks (Cost $2,101,124,542)		2,338,106,243

	Shares	Value
INVESTMENT COMPANY - 0.5%
Capital Markets - 0.5%
iShares Russell 1000 Growth ETF	123,340	$ 11,792,537

Total Investment Company (Cost $11,946,416)		11,792,537

SECURITIES LENDING COLLATERAL - 4.5%
State Street Navigator Securities Lending Trust - Prime Portfolio 0.18% (C)	106,535,055	106,535,055

Total Securities Lending Collateral (Cost $106,535,055)		106,535,055

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2014, to be repurchased at $26,793,993 on 01/02/2015. Collateralized by U.S. Government Agency Obligations, 3.00% - 4.00%, due 08/15/2039, and with a value of $27,331,026.	$ 26,793,978	26,793,978

Total Repurchase Agreement (Cost $26,793,978)		26,793,978

Total Investments (Cost $2,246,399,991) (D)		2,483,227,813
Net Other Assets (Liabilities) - (4.9)%		(116,254,202)

Net Assets - 100.0%		$ 2,366,973,611

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2014
ASSETS
Investments
Common Stocks	$2,338,106,243	$—	$—	$2,338,106,243
Investment Company	11,792,537	—	—	11,792,537
Securities Lending Collateral	106,535,055	—	—	106,535,055
Repurchase Agreement	—	26,793,978	—	26,793,978

Total Investments	$2,456,433,835	$26,793,978	$—	$2,483,227,813

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth VP

(formerly, Transamerica WMC Diversified Growth VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2014

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The value of all securities on loan is $104,114,236. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2014.
(D)	Aggregate cost for federal income tax purposes is $2,246,703,966. Aggregate gross unrealized appreciation and depreciation for all securities is $307,614,442 and $71,090,595, respectively. Net unrealized appreciation for tax purposes is $236,523,847.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2014. See the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth VP

(formerly, Transamerica WMC Diversified Growth VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2014

Assets:
Investments, at value (cost $2,219,606,013) (including securities loaned of $104,114,236)	$2,456,433,835
Repurchase agreement, at value (cost $26,793,978)	26,793,978
Receivables:
Shares sold	100,731
Investments sold	3,926,107
Interest	7
Dividends	1,895,860
Tax reclaims	36,213
Net income from securities lending	20,187
Prepaid expenses	16,138

Total assets	2,489,223,056

Liabilities:
Payables and other liabilities:
Shares redeemed	2,562,559
Investments purchased	11,394,264
Investment advisory fees	1,378,941
Distribution and service fees	35,926
Administration fees	53,689
Transfer agent fees	5,751
Trustees fees	821
Audit and tax fees	26,759
Custody fees	30,130
Legal fees	890
Printing and shareholder reports fees	220,015
Other	4,645
Collateral for securities on loan	106,535,055

Total liabilities	122,249,445

Net assets	$2,366,973,611

Net assets consist of:
Capital stock ($0.01 par value)	$700,429
Additional paid-in capital	1,462,445,822
Undistributed (distributions in excess of) net investment income (loss)	14,498,169
Accumulated net realized gain (loss)	652,500,688
Net unrealized appreciation (depreciation) on:
Investments	236,827,822
Translation of assets and liabilities denominated in foreign currencies	681

Net assets	$2,366,973,611

Net assets by class:
Initial Class	$2,210,277,480
Service Class	156,696,131

Shares outstanding:
Initial Class	65,348,817
Service Class	4,694,095

Net asset value and offering price per share:
Initial Class	$33.82
Service Class	33.38

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $121,253)	$32,574,171
Interest income	1,952
Net income from securities lending	201,653

Total investment income	32,777,776

Expenses:
Investment advisory fees	16,295,046
Distribution and service fees:
Service Class	377,321
Administration fees	601,778
Transfer agent fees	36,162
Trustees fees	89,687
Audit and tax fees	58,690
Custody fees	286,951
Legal fees	131,549
Printing and shareholder reports fees	274,077
Other	133,639

Total expenses	18,284,900

Net investment income (loss)	14,492,876

Net realized gain (loss) on:
Investments	653,956,866
Foreign currency transactions	10,952

Net realized gain (loss)	653,967,818

Net change in unrealized appreciation (depreciation) on:
Investments	(422,980,640)
Translation of assets and liabilities denominated in foreign currencies	(13,208)

Net change in unrealized appreciation (depreciation)	(422,993,848)

Net realized and change in unrealized gain (loss)	230,973,970

Net increase (decrease) in net assets resulting from operations	$245,466,846

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth VP

(formerly, Transamerica WMC Diversified Growth VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2014	December 31, 2013
From operations:
Net investment income (loss)	$14,492,876	$20,467,348
Net realized gain (loss)	653,967,818	222,900,643
Net change in unrealized appreciation (depreciation)	(422,993,848)	446,811,470
Net increase (decrease) in net assets resulting from operations	245,466,846	690,179,461

Distributions to shareholders:
Net investment income:
Initial Class	(19,160,164)	(23,805,745)
Service Class	(1,031,952)	(1,023,097)
Total distributions from net investment income	(20,192,116)	(24,828,842)
Net realized gains:
Initial Class	(77,400,054)	—
Service Class	(5,563,303)	—
Total distributions from net realized gains	(82,963,357)	—
Total distributions to shareholders	(103,155,473)	(24,828,842)

Capital share transactions:
Proceeds from shares sold:
Initial Class	33,774,479	38,910,622
Service Class	16,408,796	20,668,041
	50,183,275	59,578,663
Dividends and distributions reinvested:
Initial Class	96,560,218	23,805,745
Service Class	6,595,255	1,023,097
	103,155,473	24,828,842
Cost of shares redeemed:
Initial Class	(508,959,102)	(457,691,999)
Service Class	(21,167,616)	(48,463,273)
	(530,126,718)	(506,155,272)
Net increase (decrease) in net assets resulting from capital share transactions	(376,787,970)	(421,747,767)
Net increase (decrease) in net assets	(234,476,597)	243,602,852

Net assets:
Beginning of year	2,601,450,208	2,357,847,356
End of year	$2,366,973,611	$2,601,450,208
Undistributed (distributions in excess of) net investment income (loss)	$14,498,169	$20,186,457

Capital share transactions - shares:
Shares issued:
Initial Class	1,051,446	1,395,189
Service Class	514,386	754,686
	1,565,832	2,149,875
Shares reinvested:
Initial Class	2,984,860	844,774
Service Class	206,424	36,723
	3,191,284	881,497
Shares redeemed:
Initial Class	(15,806,748)	(16,623,963)
Service Class	(662,672)	(1,775,172)
	(16,469,420)	(18,399,135)

Net increase (decrease) in shares outstanding:
Initial Class	(11,770,442)	(14,384,000)
Service Class	58,138	(983,763)
	(11,712,304)	(15,367,763)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth VP

(formerly, Transamerica WMC Diversified Growth VP)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2014		December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$31.84		$24.29	$21.53	$22.46	$19.18
Investment operations:
Net investment income (loss) (A)	0.20	(B)	0.24	0.25	0.09	0.08
Net realized and unrealized gain (loss)	3.27		7.61	2.59	(0.93)	3.31
Total investment operations	3.47		7.85	2.84	(0.84)	3.39
Distributions:
Net investment income	(0.30)		(0.30)	(0.08)	(0.09)	(0.11)
Net realized gains	(1.19)		—	—	—	—
Total distributions	(1.49)		(0.30)	(0.08)	(0.09)	(0.11)
Net asset value, end of year	$33.82		$31.84	$24.29	$21.53	$22.46
Total return (C)	11.10%		32.46%	13.17%	(3.73)%	17.81%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,210,278		$2,455,635	$2,223,006	$2,094,538	$1,932,732
Expenses to average net assets	0.74	%(D)	0.77%	0.77%	0.77%	0.78%
Net investment income (loss) to average net assets	0.62	%(B)	0.85%	1.02%	0.39%	0.42%
Portfolio turnover rate	112	%(E)	57%	62%	57%	134	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies in which the Portfolio invests.
(F)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s objectives.

For a share outstanding during the years indicated:	Service Class
	December 31, 2014		December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
Net asset value, beginning of year	$31.45		$23.99	$21.28	$22.23	$18.99
Investment operations:
Net investment income (loss) (A)	0.12	(B)	0.16	0.18	0.03	0.03
Net realized and unrealized gain (loss)	3.22		7.52	2.56	(0.91)	3.27
Total investment operations	3.34		7.68	2.74	(0.88)	3.30
Distributions:
Net investment income	(0.22)		(0.22)	(0.03)	(0.07)	(0.06)
Net realized gains	(1.19)		—	—	—	—
Total distributions	(1.41)		(0.22)	(0.03)	(0.07)	(0.06)
Net asset value, end of year	$33.38		$31.45	$23.99	$21.28	$22.23
Total return (C)	10.83%		32.13%	12.86%	(3.93)%	17.48%
Ratio and supplemental data:
Net assets end of year (000’s)	$156,696		$145,815	$134,841	$140,397	$118,730
Expenses to average net assets	0.99	%(D)	1.02%	1.02%	1.02%	1.03%
Net investment income (loss) to average net assets	0.36	%(B)	0.59%	0.76%	0.15%	0.17%
Portfolio turnover rate	112	%(E)	57%	62%	57%	134	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the Portfolio invests.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the Portfolio invests.
(E)	Does not include portfolio activity of the investment companies in which the Portfolio invests.
(F)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s objectives.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth VP

(formerly, Transamerica WMC Diversified Growth VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective July 1, 2014, Transamerica WMC Diversified Growth VP changed its name to Transamerica WMC US Growth VP (the “Portfolio”). The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board’s oversight, among other things, for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Value (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of the Portfolio’s investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of the Board and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and trustees and shareholder reports; preparing drafts of regulatory filings, trustees’ materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Administrative Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth VP

(formerly, Transamerica WMC Diversified Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2014, if any, are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected in the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2014.

Open repurchase agreements at December 31, 2014, if any, are included within the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth VP

(formerly, Transamerica WMC Diversified Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 1. (continued)

Payables, if any, are reflected as Due to custodian in the Statement of Assets and Liabilities.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2014 of $3,718 are included in Net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2014, is disclosed in the Security Valuation section of the Schedule of Investments.

Under supervision of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth VP

(formerly, Transamerica WMC Diversified Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 2. (continued)

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds (“ETF”) are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth VP

(formerly, Transamerica WMC Diversified Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TAM, the Portfolio’s investment adviser, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2014:

	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$35,509,682	1.50%
Transamerica Asset Allocation – Growth VP	552,742	0.02
Transamerica Asset Allocation – Moderate Growth VP	102,083,338	4.31
Transamerica Asset Allocation – Moderate VP	180,954,995	7.64
Transamerica BlackRock Tactical Allocation VP	61,381,173	2.59
Transamerica Voya Balanced Allocation VP	121,074	0.01
Transamerica Voya Conservative Allocation VP	34,949	0.00	(A)
Transamerica Voya Moderate Growth Allocation VP	126,831	0.01
Total	$380,764,784	16.08%

(A)	Percentage rounds to less than 0.01%.

Investment advisory fees: The Portfolio pays management fees to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Effective July 1, 2014
First $150 million	0.700%
Over $150 million up to $650 million	0.670%
Over $650 million up to $1.15 billion	0.650%
Over $1.15 billion up to $2 billion	0.625%
Over $2 billion up to $3 billion	0.610%
Over $3 billion up to $4 billion	0.600%
Over $4 billion	0.580%
Prior to July 1, 2014
First $500 million	0.750%
Over $500 million up to $2.5 billion	0.700%
Over $2.5 billion	0.650%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.85%	May 1, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth VP

(formerly, Transamerica WMC Diversified Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 3. (continued)

TAM is entitled to recapture expenses paid by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2014, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2014.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2015. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS at an annual fee of 0.025% on daily ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the administrative agreement and is compensated for such services under that agreement. For the year ended December 31, 2014, amounts paid to TFS by the Portfolio are included in Transfer agent fees in the Statement of Operations and amounts payable to TFS as of December 31, 2014 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2014 were as follows:

Purchases of securities		Sales/maturities of securities
Long-term	U.S. government	Long-term	U.S. government
$ 2,674,501,287	$ —	$ 3,158,891,583	$ —

NOTE 5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth VP

(formerly, Transamerica WMC Diversified Growth VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014

NOTE 5. (continued)

the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the states of Colorado and Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, and foreign currency transactions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The differences are primarily due to foreign currency gain/loss. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (distributions in excess of) net investment income (loss)	10,952
Accumulated net realized gain (loss)	(10,952)

At December 31, 2014, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2014.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$20,192,116
Long-Term Capital Gain	82,963,357
2013 Distributions paid from:
Ordinary Income	$24,828,842
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2014 are as follows:

Undistributed Ordinary Income	$101,116,763
Undistributed Long-Term Capital Gain	566,186,069
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Other Temporary Differences	—
Net Unrealized Appreciation (Depreciation)	236,524,528

NOTE 6. ACCOUNTING PRONOUNCEMENT

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-11, “Transfers and Servicing, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The guidance changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The guidance is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica WMC US Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica WMC US Growth VP (formerly, Transamerica WMC Diversified Growth VP) (one of the portfolios constituting Transamerica Series Trust) (the “Portfolio”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica WMC US Growth VP (formerly, Transamerica WMC Diversified Growth VP) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2015

Transamerica Series Trust	Annual Report 2014

Transamerica WMC US Growth VP

(formerly, Transamerica WMC Diversified Growth VP)

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $82,963,357 for the year ended December 31, 2014.

Transamerica Series Trust	Annual Report 2014

Management of the Trust

Board Members and Officers

(unaudited)

The Board Members and executive officers of each Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of each Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of each Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Portfolio and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Portfolio and the operation of each Portfolio by its officers. The Board also reviews the management of each Portfolio’s assets by the investment adviser and its respective sub-adviser.

The Portfolios are among the Portfolios advised and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 172 funds as of the date of this Annual Report.

The mailing address of each Board Member is c/o Secretary, 4600 South Syracuse St., Suite 1100, Denver, CO 80237.

The Board Members of each Trust and each Portfolio Trust, their year of birth, their positions with the Trusts, and their principal occupations for the past five years (their titles may have varied during that period) the number of Funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Trustee became a Trustee of either of the Trusts or Transamerica Partners Portfolios.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (1973)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II, TAAVF and TIS (2014 – present);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – present);

Vice President, Transamerica Premier Life Insurance Company (2010 – present);

Vice President, Transamerica Life Insurance Company (2010 – present);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – present);

				172	N/A

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS — (continued)
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – present);

Senior Vice President, Transamerica Retirement Solutions Corporation
(2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – present)

Alan F. Warrick (1948)	Board Member	Since 2012	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	172	First Allied Holdings Inc. (2013 – 2014)
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	172	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)
Leo J. Hill (1956)	Lead Independent Board Member	Since 2001	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, Transamerica Funds and TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Market President, Nations Bank of Sun Coast Florida (1998 – 1999); Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);	172	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida
(1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia
(1976 – 1991).

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	172	N/A
Russell A. Kimball, Jr. (1944)	Board Member	Since 1986	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	172	N/A
Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present); Self-employed consultant (2006 – present); Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (2011 – present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008);	172	N/A

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Eugene M. Mannella (continued)

Board Member, TPP, TPFG, TPFG II and TAAVF
(1993 – present);

Board Member, Transamerica Funds, TST and TIS
(2007 – present);

Board Member, TII
(2008 – 2010); and

President, International Fund Services (alternative asset administration) (1993 – 2005).

Norman R. Nielsen, Ph.D. (1939)	Board Member**	Since 2006	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – 2014); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – 2014); Board Member, TII (2008 – 2010); Interim President, Mt. Mercy University (2013 – 2014); Director, Aspire Inc. (formerly, Iowa Student Loan Service Corporation) (2006 – present); Director, League for Innovation in the Community Colleges (1985 – 2005); Director, Iowa Health Systems (1994 – 2003); Director, U.S. Bank (1985 – 2006); and President, Kirkwood Community College (1985 – 2005).	172	Buena Vista University Board of Trustees (2004 – present); Chairman (2012 – present)
Joyce G. Norden (1939)	Board Member**	Since 2007	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – 2014); Board Member, TPP (2002 – 2014); Board Member, Transamerica Funds, TST and TIS (2007 – 2014); Board Member, TII (2008 – 2010); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).	172	Board of Governors, Reconstructionist Rabbinical College (2007 – 2012)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	172	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (1952)	Board Member	Since 2004	Attorney, Englander Fischer (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	172	Operation PAR,
Inc. (2008 – present);

West Central Florida
Council – Boy Scouts
of America
(2008 – 2013);
Remember Honor
Support, Inc.
(non-profit
organization)
(2013 – present)
Board Member,
WRH Income
Properties, Inc.
(real estate)
(2014 – present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.
**	Ms. Norden & Mr. Nielsen served as Board members through December 31, 2014, at which time they retired.

Officers

The mailing address of each officer is c/o Secretary, 4600 South Syracuse St., Suite 1100, Denver, CO 80237. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (1973)	Board Member, President and Chief Executive Officer	Since 2014	See Table Above.
Tané T. Tyler (1965)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST, TPP, TPFG, TPFG II, TAAVF and TIS
(2014 – present);

Director, Vice President, Associate General Counsel, Chief Legal Officer and Secretary, TAM and TFS (2014 – present);

Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and

Secretary, Liberty All-Star Funds (2005 – 2013)

Christopher A. Staples (1970)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management
(2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer
(2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present) and Chief Investment Officer, Advisory Services (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Thomas R. Wald (1960)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II, TAAVF and TIS
(2014 – present);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014);

Portfolio Manager, Tactical Allocation Group, LLC (2010 – 2011);

Mutual Fund Manager, Munder Capital Management (2005 – 2008); and

Mutual Fund Manager, Invesco Ltd. (1997 – 2004).

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Vincent J. Toner (1970)	Vice President and Treasurer	Since 2014

Vice President and Treasurer (2014 – present) Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Vice President and Treasurer, TAM and TFS
(2014 – present);

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman
(2010 – 2014); and

Vice President Fund Administration & Fund Accounting, OppenheimerFunds (2007 – 2010)

Matthew H. Huckman, Sr. (1968)	Tax Manager	Since 2014	Tax Manager, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2014 – present); Tax Manager, TFS (2012 – present); and Assistant Mutual Fund Tax Manager, Invesco (2007 – 2012).
Scott M. Lenhart (1961)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chief Compliance Officer and Anti-Money Laundering Officer (2014 – present), Senior Compliance Officer (2008-2014), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present);

Director of Compliance, Transamerica Investments & Retirement (2014 – present);

Vice President and Chief Compliance Officer, Transamerica Financial Advisors, Inc.
(1999 – 2006); and

Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989 – 1998).

*	Elected and serves at the pleasure of the Board of the Trust.

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of Transamerica Series Trust’s (the “Trust”) proxy voting policies and procedures is available in the Statement of Additional Information of the Portfolios, available without charge upon request by calling 1-800-851-9777 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Portfolios are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Portfolios, upon request by calling 1-800-851-9777; and (2) on the SEC’s website at http://www.sec.gov.

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Portfolios’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamericaseriestrust.com for this and other information about the Portfolios and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Series Trust Annual Report, the Transamerica Series Trust Prospectus, and other required documents that keep you informed regarding your Portfolios. Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

4600 South Syracuse Street, Suite 1100

Denver, Colorado 80237

Distributor:	Transamerica Capital, Inc.
4600 South Syracuse Street
Denver, CO 80237

Customer Service: 1-800-851-9777

Item 2: Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.
(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.
(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.
(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.
(e)	Not Applicable.
(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane, John W. Waechter and Eugene M. Mannella are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, Mr. Waechter and Mr. Mannella are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, Mr. Waechter and Mr. Mannella as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

		Fiscal Year Ended December 31:
		2014 (in thousands)	2013 (in thousands)
a.	Audit Fees	$573	$569
b.	Audit Related Fees (1)	10	10
c.	Tax Fees (2)	150	267
d.	All Other Fees (3)	—	—

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(2)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(3)	All Other Fees represent permissible non-audit services for the Registrant that it believes are routine and recurring services, and would not impair the independence of the accountant.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

Audit Committee Preapproval Policy (“Procedures”). Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2013 and 2014 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Eugene M. Mannella, Patricia L. Sawyer and John W. Waechter.

Item 6: Schedule of Investments.

(a)	The schedules of investments are included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11: Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of the date of this filing and concluded that the Registrant’s disclosure control and procedures were effective as of that date.

(b)

There was no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)	(1)	The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.
	(2)	Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.
	(3)	Not applicable.

(b)

A certification for the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Series Trust (Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit Chief Executive Officer (Principal Executive Officer)

Date:	March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit Chief Executive Officer (Principal Executive Officer)

Date:	March 6, 2015

By:	/s/ Vincent J. Toner
Vincent J. Toner Treasurer (Principal Financial Officer)

Date:	March 6, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer